United States
Securities And Exchange Commission
Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number: 811-4603

Thrivent Series Fund, Inc.
(Exact name of registrant as specified in charter)

901 Marquette Avenue, Suite 2500
Minneapolis, Minnesota 55402-3211
(Address of principal executive offices) (Zip code)

John D. Jackson
Secretary and Chief Legal Officer
Thrivent Series Fund, Inc.
901 Marquette Avenue, Suite 2500
Minneapolis, Minnesota 55402-3211
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (612) 844-7190
Date of fiscal year end: December 31
Date of reporting period:  December 31, 2022

Item 1. Report to Stockholders

[Insert shareholder report]

Item 2. Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer.  No waivers were granted to such code of ethics during the period covered by this report.  A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Directors has determined that Robert J. Chersi, an independent director, is the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services

(a)        Audit Fees

The aggregate fees billed by registrant’s independent public accounts, PricewaterhouseCoopers LLP (“PwC”), for each of the last two complete fiscal years and the fiscal period covered by this report for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $719,210 for the year ended December 31, 2021 and $740,790 for the year ended December 31, 2022.

(b)        Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) were $0 for the fiscal year ended December 31, 2021 and $0 for the year ended December 31, 2022.  The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2021 and $0 for the year ended December 31, 2022.

(c)        Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $154,250 for the year ended December 31, 2021 and $156,695 for the year ended December 31, 2022.  These fees include payments for tax return compliance services, excise distribution review services and other tax related matters.  The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2021 and $0 for the year ended December 31, 2022.

(d)        All Other Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $0 for the year ended December 31, 2021 and $0 for the year ended December 31, 2022.  The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $3,600 for the year ended December 31, 2021 and $4,150 for the year ended December 31, 2022.  The 2021 and 2022 payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. These figures are also reported in response to item 4(g) below.

(e)        Registrant’s audit committee charter, adopted in February 2010, provides that the audit committee (comprised of the independent Directors of registrant) is responsible for pre‑approval of all auditing services performed for the registrant.  The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant.  In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting.  Registrant’s audit committee pre-approved all, or 100%, of the fees described above that PwC billed to registrant.

(f)

Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2022, were for work performed by persons other than full-time permanent employees of PwC.

(g)

The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years ending December 31, 2021 and December 31, 2022 were $3,600 and $4,150, respectively.  These figures are also reported in response to item 4(d) above.

(h)        Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a)        Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b)        Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of directors implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures

(a)        Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)        There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: See EX-99.CODE attached hereto.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)     Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)     Change in the registrant’s independent public accountant: Not applicable

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See EX-99.906CERT attached hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  February 27, 2023                                               Thrivent Series Fund, Inc.

                                                                                       By:   /s/ David S. Royal
                                                                                               David S. Royal
                                                                                            President and Chief Investment Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:  February 27, 2023                                               By:   /s/ David S. Royal
                                                                                               David S. Royal
                                                                                            President and Chief Investment Officer
                                                                                            (principal executive officer)

Date:  February 27, 2023                                               By:   /s/ Sarah L. Bergstrom
                                                                                               Sarah L. Bergstrom
                                                                                            Treasurer and Principal Accounting Officer
                                                                                            (principal financial officer)
Thrivent Series Fund, Inc.
Annual Report
December 31, 2022

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Table of Contents
Letter from the President 2
Letter from the Chief Investment Officer 3
Portfolio Perspectives
Thrivent Aggressive Allocation Portfolio 4
Thrivent All Cap Portfolio 6
Thrivent Balanced Income Plus Portfolio 8
Thrivent Diversified Income Plus Portfolio 10
Thrivent ESG Index Portfolio 12
Thrivent Global Stock Portfolio 14
Thrivent Government Bond Portfolio 16
Thrivent High Yield Portfolio 18
Thrivent Income Portfolio 20
Thrivent International Allocation Portfolio 22
Thrivent International Index Portfolio 24
Thrivent Large Cap Growth Portfolio 26
Thrivent Large Cap Index Portfolio 28
Thrivent Large Cap Value Portfolio 30
Thrivent Limited Maturity Bond Portfolio 32
Thrivent Low Volatility Equity Portfolio 34
Thrivent Mid Cap Growth Portfolio 36
Thrivent Mid Cap Index Portfolio 38
Thrivent Mid Cap Stock Portfolio 40
Thrivent Mid Cap Value Portfolio 42
Thrivent Moderate Allocation Portfolio 44
Thrivent Moderately Aggressive Allocation Portfolio 46
Thrivent Moderately Conservative Allocation Portfolio 48
Thrivent Money Market Portfolio 50
Thrivent Multidimensional Income Portfolio 52
Thrivent Opportunity Income Plus Portfolio 54
Thrivent Partner Emerging Markets Equity Portfolio 56
Thrivent Partner Healthcare Portfolio 58
Thrivent Real Estate Securities Portfolio 60
Thrivent Small Cap Growth Portfolio 62
Thrivent Small Cap Index Portfolio 64
Thrivent Small Cap Stock Portfolio 66
Shareholder Expense Example 68
Report of Independent Registered Public Accounting
Firm 71
Schedule of Investments
Thrivent Aggressive Allocation Portfolio 73
Thrivent All Cap Portfolio 87
Thrivent Balanced Income Plus Portfolio 90
Thrivent Diversified Income Plus Portfolio 125
Thrivent ESG Index Portfolio 161
Thrivent Global Stock Portfolio 166
Thrivent Government Bond Portfolio 179
Thrivent High Yield Portfolio 185
Thrivent Income Portfolio 197
Thrivent International Allocation Portfolio 210
Thrivent International Index Portfolio 226
Thrivent Large Cap Growth Portfolio 237
Thrivent Large Cap Index Portfolio 240
Thrivent Large Cap Value Portfolio 248
Thrivent Limited Maturity Bond Portfolio 251
Thrivent Low Volatility Equity Portfolio 265
Thrivent Mid Cap Growth Portfolio 270
Thrivent Mid Cap Index Portfolio 273
Thrivent Mid Cap Stock Portfolio 280
Thrivent Mid Cap Value Portfolio 282
Thrivent Moderate Allocation Portfolio 285
Thrivent Moderately Aggressive Allocation Portfolio 321
Thrivent Moderately Conservative Allocation Portfolio 357
Thrivent Money Market Portfolio 393
Thrivent Multidimensional Income Portfolio 396
Thrivent Opportunity Income Plus Portfolio 412
Thrivent Partner Emerging Markets Equity Portfolio 445
Thrivent Partner Healthcare Portfolio 449
Thrivent Real Estate Securities Portfolio 454
Thrivent Small Cap Growth Portfolio 457
Thrivent Small Cap Index Portfolio 460
Thrivent Small Cap Stock Portfolio 469
Statement of Assets and Liabilities 472
Statement of Operations 478
Statement of Changes in Net Assets 484
Notes to Financial Statements 495
Financial Highlights 518
Additional Information 528
Board of Directors and Officers 533

2
Dear Shareholder:

The past year has been a volatile one for the economy and the markets. Stock and bond prices are down, inflation is up, and the
Federal Reserve (Fed) is doing everything in its power to slow the economy to bring rising costs back under control.
While your portfolio may have suffered some losses during this difficult stretch, it’s important to remember that with adversity often comes opportunity. As famed investor Warren Buffett once put it,
“the best chance to deploy capital is when things are going down.”
As difficult as it is to continue to invest during a choppy market and a slowing economy, a quick history lesson may help explain where experienced investors like Buffett find the courage to invest when everything seems to be headed in the wrong direction.
History has shown that there has typically been a sharp rebound in equity markets after periods of decline. According to a recent
Thrivent study, following the 10 bear markets (declines of 20% or more) since 1950, the first three months after the bottom saw the
S&P 500® bounce back 20.9%, on average. By the end of the first full year, the market had moved up, on average, 43.4%.
For a little perspective, the S&P 500® hit its all-time high near the end of 2021, closing the year at about 4,766. Over the next nine months, it fell about 25%, ending September at about 3,586. Three months later it had seesawed its way back up about 7% to about
3,839 by the end of 2022.
Was that simply a bear market rally or the start of a sustained rebound? We can’t be sure of either, but we do know there will likely be some continued volatility ahead. The complicating factor is the
Fed’s ongoing fight with inflation.
The better the overall economy is doing, the more difficult it becomes for the Fed to slow things down to curb inflation. So far, it’s been a slow grind, with inflation figures hovering stubbornly above 6%. But we have seen progress in certain areas, like
declining oil and commodity prices.
Aside from inflation, the economy had been doing fine prior to this year, with low unemployment, solid manufacturing and business growth, robust corporate earnings, a strong dollar, and a rising stock market. What’s not to like?
Actually, there were a couple of issues. Consumers were getting zero return on their savings accounts and income investors were left with few attractive options. Bubbling up in the background was a resurgence from the pandemic that was driving a pent-
up demand for goods and services. Inevitably, demand led to
shortages of commodities and supplies across the economy, along with paralyzing delivery issues. High demand, short supply—in an environment with a zero percent Fed rate and an injection of trillions of dollars in stimulus money—was how the Fed found itself in what, in hindsight, might appear to be a predictable spike in inflation that has proven difficult to defuse in the midst of such a robust economy.
The Fed hasn’t said how much longer it may continue to raise rates, but the expectation is that rate hikes will likely end sometime in 2023. When that happens, barring any other unforeseen
circumstances, the stock market may be primed for a recovery –
assuming stock prices haven’t already recovered by then.
For all of 2022, the S&P 500® Index of large cap stocks was down about 19%, the NASDAQ, a composite of 3,300 stocks, was down about 33%, the S&P SmallCap 600 Growth Index was down about
21%, and the Russell MidCap® Growth Index was down about
19%.
In terms of market valuation, at the peak of the market at the end of
2021, the 12-month forward price-to-earnings ratio (P/E) of the S&P
500® was about 21, which is fairly high by historical standards.
By the close of 2022, it was down to about 16.7, which is closer to average and about a 20% discount to the 21 P/E at the end of
2021.
The much more tangible market development, particularly for
income investors, is in the fixed income area where interest rates are beginning to return to normal. Income seekers appear to
have one of the best investment opportunities in years at current interest rate levels, including double-digit yields for some high yield corporate bonds.
Money market and bank savings accounts are beginning to pay
interest after years of zero returns.
Short-maturity and intermediate Treasury securities are offering yields of about 4 to 4.8%, while short duration corporate, mortgage, and asset-backed securities are paying current yields of 5.5 to 6%.
Even if interest rates move moderately higher than expected, this area of the market may still be able to generate positive returns going forward unless the Fed moves more aggressively than
expected in its efforts to thwart inflation.
High yield bonds, which are considered riskier than short and intermediate bonds, have moved up to average yields of above
8%. The key risk with this segment of the market is the potential for higher defaults if the recession deepens.
While this shakeout in the markets could be an ideal time to fine-
tune your portfolio allocation, you may find it helpful to consult with your financial professional to be sure that your adjustments are in sync with your long-term investment goals.
As always, thank you for the confidence you’ve placed in Thrivent’s team of more than 125 investment professionals.
David S. Royal
President and Chief Investment Officer
Thrivent Series Fund, Inc.

3
Dear Shareholder:

The Federal Reserve’s (Fed) monetary tightening policy aimed at curbing inflation was a disruptive force in both the stock and bond markets throughout 2022, with significant declines across both segments.
The Fed’s battle with inflation made for slow movement across the economy in 2022, with the Consumer Price Index (CPI) hovering above 8% through most of the year. However, the CPI, which is a common gauge of inflation, showed a steady decline in the fourth quarter, with prices in December just 6.5% over a year ago—the smallest 12-month increase since the period ending October 2021.
Excluding food and energy, the CPI was up just 5.7% year-over-
year in December.
The S&P 500® posted a total loss of 18.11% for the year (including dividends), triggered by concerns over inflation and the economic slowdown. (The S&P 500® is a market-cap-weighted index that
represents the average performance of a group of 500 large
capitalization stocks.)
The Fed raised rates by 4.25% in 2022, and more hikes are
expected in 2023 until the Fed is convinced that inflation is under control.
Personal consumption expenditures (PCE) have been rising along with inflation, up 5.5% year-over-year through November, according to the Bureau of Economic Analysis (BEA). Wages have also been increasing, up an average of 4.6%, year-over-year through the end of December, according to the Department of Labor (DOL).
On the other hand, oil prices declined fairly steadily after cresting in March 2022 when West Texas Intermediate, a grade of crude oil used as a benchmark in oil pricing, surged to more than $123 per barrel. The price dropped about 35% to $80.26 per barrel by the end of the year. That price was still 6.71% higher than the $75.21 price per barrel the previous year-end.
Gasoline prices at the pump have also come off their peak. After surging to a national average of more than $5 per gallon in June, the average price slid all the way back to $3.20 per gallon by the end of 2022. In fact, consumers were paying 5.10% less per gallon at the end of 2022 than they were at the end of 2021.
Economic Review
Despite the Fed’s efforts to cool off the economy, gross domestic product (GDP) grew at an annualized rate of 2.6% in the third quarter, according to the BEA. That represented an improvement over the second quarter, when GDP dropped 0.6%. The third
quarter turnaround reflected higher exports and consumer
spending, offset somewhat by weakness in the housing sector.
Employment growth remained strong throughout 2022. December
marked 24 consecutive months of job growth in the U.S., according to the Department of Labor. The unemployment rate declined to just
3.5%, matching a 54-year low. Despite recession fears, the labor market could remain strong going forward, bolstered by the more than 10 million job openings currently in the U.S., according to recent Fed employment figures.
Retail sales dropped in December for the second straight month, down 1.1%, tempered by the Fed’s monetary tightening polices.
Year-over-year, sales were still up 6.0% in December, according to the Department of Commerce. For all of 2022, auto sales were up
1.3% from a year earlier, building material sales were up 2.3%, and non-store retailers (primarily online) were up 13.7%. Restaurants and bars continued to recover from the pandemic, with sales at food and drinking establishments up 12.1% from a year earlier.
Market Review
Only two of the 11 sectors of the S&P 500® were in positive territory in 2022. The Energy sector surged 65.72%, benefiting from a
resurgence in demand for oil, and Utilities was up 1.57%, including an 8.64% jump in the fourth quarter. Otherwise, the top performing sectors included Consumer Staples, down 0.62%, Health Care,
down 1.95%, and Industrials, down 5.48%. The worst performing sectors included Communication Services, down 39.89%,
Consumer Discretionary down 37.03%, Real Estate, down 26.13%, and Information Technology, down 28.19%.
The tech-heavy Nasdaq declined 33.10% for the year, and the
MSCI EAFE Index, which tracks developed-economy stocks
in Europe, Asia, and Australia, was down 16.79% after rallying
17.0% in the fourth quarter. (The Nasdaq – National Association of
Securities Dealers Automated Quotations – is an electronic stock exchange with more than 3,300 company listings.)
Bond prices fell victim to Fed rate hikes in 2022, with the
Bloomberg U.S. Aggregate Bond Index of investment grade bonds sinking 13.01% in 2022. The yield on 10-year U.S. Treasuries moved up significantly during the year, from 1.51% at the end of
2021 to 3.88% at the close of 2022.
Our Outlook
Volatility in the stock and bond markets is expected to continue as the Fed keeps turning the screws on the economy. This may lead to further weaknesses across certain segments. For instance, with mortgage rates on the rise, the housing market has seen a decline in new mortgage applications and housing starts recently.
We believe interest rates and bond yields will remain at a higher level, but we don’t expect them to surge significantly higher. Also, longer-term yields likely have peaked, reflecting growing concerns over a slowing economy and recession risks. And after years of providing meager yields, fixed income now offers a meaningful income benefit for investors and once again may provide ballast to a diversified portfolio.
In the equity market, an uncertain earnings environment is a key reason to maintain a cautious stance. Investors should be prepared to position their portfolios for a possible market recovery. Market volatility is likely to become increasingly two-sided with the potential for large downdrafts but also strong rallies.
As always, we thank you for the trust you have placed in our entire team of professionals at Thrivent.
David S. Royal
President and Chief Investment Officer
Thrivent Series Fund, Inc.

Thrivent Aggressive Allocation Portfolio

David S. Royal, David R. Spangler, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers
Thrivent Aggressive Allocation Portfolio seeks long-term capital growth.
Investment in Thrivent Aggressive Allocation Portfolio involves risks including allocation, equity security, large cap, conflicts of interest, derivatives, emerging markets, foreign currency, foreign securities, growth investing, investment adviser, issuer, LIBOR, market, mid cap, other funds, quantitative investing, small cap, and value investing . A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent Aggressive Allocation Portfolio earned a return of -17.92%, compared with the average return of its peer group, the Morningstar
Allocation—85%+ Equity Category, of -16.98%. The Portfolio’s market benchmarks, the S&P 500® Index, the Bloomberg U.S. Aggregate
Bond Index, and the MSCI All Country World Index ex-USA–USD Net Returns, earned returns of -18.11%, -13.01% and -16.00%, respectively.
What factors affected the Portfolio’s performance?
For the trailing year, the Portfolio underperformed its peer group benchmark. The Portfolio’s approximately 1% to 2% overweighting in equity detracted from results, since equity underperformed fixed income. Within equity exposure, an overweighting to domestic equity modestly detracted from relative performance, since U.S. markets underperformed developed international, although they outperformed emerging markets (EM). The Portfolio’s overweighting to small- and mid-cap stocks contributed positively, led by mid caps, which outperformed both small and large caps. Selection effect in equity was poor, as the managers, in aggregate, materially underperformed their respective benchmarks. Within the fundamental equity strategies, the largest underperformance came from large-cap growth, mid-
cap stock, and large-cap value, while the underperforming quantitative strategies included mid-cap value, international, and small-cap value. Positive contribution came from the fundamental small-cap stock strategy, followed by quantitative multi-cap core. In terms of market factors, the Portfolio’s overweighting to growth detracted, as growth materially underperformed value over the period. Conversely, the low volatility strategy aided relative performance, as low volatility outperformed the broader market. As part of the management process, we employed several derivative strategies within the equity portfolio to adjust the Portfolio’s exposures to various asset classes when deemed appropriate, in addition to more efficiently managing cash inflows and outflows.
Within the fixed-income market, interest rates rose sharply as the Federal Reserve (Fed) aggressively raised its target federal funds rate in response to the highest inflation in about 40 years. The Treasury yield curve flattened, with short-term rates increasing the most as the market priced in higher Fed rates. Absolute returns were broadly negative in the fixed-income market due to higher interest rates in addition to wider credit spreads, a form of yield premium reflecting risks such as default and liquidity. Interest-rate sensitive segments such as long-maturity Treasuries and EM debt produced the weakest returns. Lower-quality, less rate-sensitive segments including high-yield bonds and leveraged loans outperformed. The fixed-income portion of the Portfolio outperformed the Bloomberg Aggregate
Bond Index in part due to interest-rate positioning for higher rates as well as underweighted positions in EM debt and investment-grade corporates. An overweighting in Treasury bonds that had less rate sensitivity also aided performance. We used Treasury futures to help manage the Portfolio’s interest-rate exposure, and credit default swap indexes to help manage credit exposure. The Portfolio also held greater than 5% of its investments in short-term investments not related to derivative investments, which benefited results since cash and short-term investments outperformed equity and fixed income.
At the beginning of the year, we transitioned the Portfolio to its new Morningstar benchmark, which included adding approximately 1%
equity exposure. However, in light of substantially elevated market volatility in the second quarter, we reduced the Portfolio’s equity exposure between 1% to 2% over several trades. Additionally, in September, we reduced international equity in favor of domestic equity.
Throughout this year’s elevated market volatility, we rebalanced the Portfolio to its equity tactical targets. Within fixed income, we lowered the Portfolio’s interest-rate sensitivity during the year and reduced credit risk.
What is your outlook?
The reductions to equity exposure throughout 2022 resulted in an approximately 1% to 2% overweighting versus the peer group.
International exposure represented an approximately 4% to 5% underweighting, while within domestic exposure, small- and mid-cap stocks together represented a 3% to 4% overweighting. The Fed raised rates another 75 basis points in November and 50 basis points in December, both with continued hawkish language. As a result, risk markets strongly sold off again. Additionally, the U.S. dollar has materially appreciated, increasing pressure on international markets, although more recently the dollar has depreciated. While markets have been oversold for most of the past year, which can set the stage for a near-term rally, the economy continues to weaken, and the Fed appears resolute in its fight against inflation. Until we see data suggesting an end may be coming to the tightening cycle, risks continue to skew to the downside.
Within fixed income, we anticipate continued volatility in rates, given the uncertainty surrounding inflation and the Fed’s rate hikes. We expect the Fed to pause rate hikes in the first half of 2023, with rate cuts possible late in the year due to a slowing economy. Credit spreads are likely to widen, reflecting greater default risks as the economy slows due to the lagging impact of rate hikes. Fixed-income exposure remains positioned for higher interest rates, a flatter Treasury yield curve, and roughly neutral in terms of credit risk.

Portfolio Composition
(% of Portfolio)
Large Cap 41.9%
Small Cap 14.5%
Short-Term Investments 13.4%
International 12.8%
Mid Cap 9.3%
Investment Grade Debt 3.9%
Multi-Cap 3.7%
High Yield 0.5%
Total 100.0%
Top 10 Holdings
(% of Net Assets)
Thrivent International Allocation
Portfolio 7.0%
Thrivent Mid Cap Stock Portfolio 6.2%
Thrivent Large Cap Value Portfolio 5.3%
Thrivent Core Low Volatility Equity Fund 4.1%
Thrivent Small Cap Stock Portfolio 3.9%
Thrivent Global Stock Portfolio 3.7%
Thrivent Core International Equity Fund 2.5%
Thrivent Core Emerging Markets Equity
Fund 2.3%
Microsoft Corporation 1.4%
Thrivent Core Small Cap Value Fund 1.2%
These securities represent 37.6% of the total
net assets of the Portfolio.
Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives. Portfolio Composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned to an asset class.
Portfolio Composition excludes collateral held for securities loaned.
Top 10 Holdings exclude short-term investments, derivatives, and collateral held for securities loaned.
Quoted Portfolio Composition and Top 10 Holdings are subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year 5-Year 10-Year
-17.92% 6.25% 9.29%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The MSCI All Country World Index ex-USA - USD Net Returns is an unmanaged market capitalization-weighted index that is to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
** The Bloomberg U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
*** The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans (“Thrivent”). The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent All Cap Portfolio

John T. Groton Jr., CFA, Matthew D. Finn, CFA, and Roger W. Norberg, Portfolio Co-Managers*
Thrivent All Cap Portfolio seeks long-term growth of capital.
Investment in the Thrivent All Cap Portfolio involves risks including equity security, market, large cap, growth investing, investment adviser, issuer, mid cap, sector, small cap, and value investing. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
*Effective May 31, 2022, Roger W. Norberg was named as portfolio manager of the Portfolio.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent All Cap Portfolio earned a return of -18.21%, compared with the average return for its peer group, the Morningstar Large Growth
Category, of -31.88%. The Portfolio’s market benchmarks, the Russell 3000® Index and the S&P Composite 1500® Index, earned returns of -19.21% and -17.78%, respectively.
What factors affected the Portfolio’s performance?
Sector performances varied widely in 2022 with Energy dramatically outperforming, advancing more than 50%—depending on the index—versus the second-best sector, which came in basically flat. Thrivent All Cap Portfolio benefited from its overweighting in Energy versus the Morningstar category. Many managers had dismissed the Energy sector after years of underperformance and concerns about the sector disappearing because of global decarbonization. The events of 2022 reinforced the reality that energy security and reliability are important. Fossil fuel supply has been challenged while alternatives are not yet ready, leading to high energy prices and sector outperformance. The Portfolio also benefited from an underweighting in Information Technology, a lagging sector. Value stocks significantly outperformed growth stocks during the year, which also aided results. The Portfolio was overweighted in more value-oriented sectors, including Financials, Industrials, and Materials.
The Portfolio’s performance fell in between the two market benchmarks. Despite the previously mentioned sector exposures, the overall
Portfolio is slightly more growth oriented, which detracted from performance. Individual stock selection is always the Portfolio’s primary focus and was generally additive to performance. Stock selection helped performance in the Consumer Discretionary, Health Care, and
Materials sectors and detracted from returns in Communication Services, Energy, and Information Technology.
We made no significant thematic, sector-specific, capitalization-size specific, or macroeconomy-related positioning changes within the
Portfolio. Changes are always made on a stock-by-stock basis based on the opportunities we see at any specific time. The Portfolio is entirely managed using a bottom-up stock selection process, and not a top-down approach. As always, we believe rigorous research and a patient approach are needed, which was rewarded this past year in the Portfolio; most of the Portfolio’s outperformance was generated in the fourth quarter and without significant trading or turnover.
What is your outlook?
While many market participants will offer forecasts on where markets may go over the coming year, this is not part of our investment process. That said, what we do know is that 2022 was the third-worst year for the markets over the past 40 years and that interest rates may continue to climb but are closer to a peak than trough. While we can’t say if markets will drop further, we do know that stock prices move more quickly than underlying business fundamentals. We believe a plausible case can be made that most of the market valuation damage has already been done. Corporate earnings increased in 2022; therefore, stock declines were entirely based on valuation contraction. As we start the new year, investor sentiment is broadly negative, which we believe presents opportunities as the markets have already absorbed a litany of challenging macro and political influences in 2022.
Thrivent All Cap Portfolio seeks to own the best stocks across the large-cap to small-cap universe, the value to growth spectrum, and the broad array of sectors and industries. The Portfolio is currently tilted a bit toward growth for the benchmark indexes, a position that assisted performance over prior years but detracted from performance in 2022. The Portfolio ended the period with overweightings in the economy-leveraged Financials, Industrials, and Materials sectors. Our goal is to own solid companies at attractive valuations regardless of market direction. Periods of market disruption often work in our favor as we consolidate in the best companies at good prices. We currently anticipate making no large sector weight changes.

Portfolio Composition
(% of Portfolio)
Common Stock 97.8%
Short-Term Investments 1.8%
Registered Investments
Companies 0.4%
Total 100.0%
Major Market Sectors
(% of Net Assets)
Information Technology 18.8%
Health Care 16.2%
Financials 13.1%
Industrials 11.7%
Consumer Discretionary 11.6%
Communications Services 5.4%
Energy 4.9%
Consumer Staples 4.7%
Materials 4.6%
Real Estate 3.6%
Top 10 Holdings
(% of Net Assets)
Microsoft Corporation 4.5%
Alphabet, Inc., Class C 3.3%
Apple, Inc. 2.5%
Chubb, Ltd. 1.9%
Elevance Health, Inc. 1.9%
Merck & Company, Inc. 1.9%
O'Reilly Automotive, Inc. 1.9%
Dollar General Corporation 1.7%
Philip Morris International, Inc. 1.6%
Norfolk Southern Corporation 1.6%
These securities represent 22.8% of the total
net assets of the Portfolio.
Portfolio Composition excludes derivatives and collateral held for securities loaned.
Market Sectors and Top 10 Holdings exclude short-term investments, derivatives, and collateral held for securities loaned.
Quoted Portfolio Composition, Major Market Sectors, and Top 10 Holdings are subject to change
Average Annual Total Returns
1
As of December 31, 2022
1-Year 5-Year 10-Year
-18.21% 7.96% 11.02%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The S&P Composite 1500
®
Index measures the performance of a group of 1500 publicly traded stocks. “S&P Composite 1500” is a trademark of The
McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent. The product is not sponsored, endorsed or promoted by Standard & Poor’s and
Standard & Poor’s makes no representation regarding the advisability of investing in the product.
** The Russell 3000
®
Index is an unmanaged market capitalization-weighted index tracking the performance of the 3,000 largest U.S.-traded stocks, which represent roughly 98% of all U.S. incorporated equity securities.
*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Balanced Income Plus Portfolio

Stephen D. Lowe, CFA, David R. Spangler, CFA, and Theron G. Whitehorn, CFA, Portfolio Co-Managers
Thrivent Balanced Income Plus Portfolio seeks long-term total return through a balance between income and the potential for long-term capital growth.
Investment in Thrivent Balanced Income Plus Portfolio involves risks including equity security, interest rate, credit, allocation, conflicts of interest, derivatives, emerging markets, foreign currency, foreign securities, high yield, investment adviser, issuer, large cap, leveraged loan, LIBOR, liquidity, market, mortgage-backed and other asset-backed securities, other funds, portfolio turnover rate, prepayment, quantitative investing, and sovereign debt . A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent Balanced Income Plus Portfolio earned a return of -13.77%, compared with the average return of its peer group, the Morningstar
Allocation–30% to 50% Equity Category, of -14.39%. The Portfolio’s market benchmarks, the Morningstar LSTA US Leveraged Loan Index, the MSCI World Index–USD Net Returns, the Bloomberg U.S. Mortgage-Backed Securities Index, and the Bloomberg U.S. High Yield Ba/B
2% Issuer Capped Index, earned returns of -0.60%, -18.14%, -11.81% and -10.57%, respectively.
What factors affected the Portfolio’s performance?
Inflation began to heat up across the globe due to a confluence of events. Covid reopenings ignited a surge in demand, supply chains were still disrupted by the pandemic-related shutdowns, and China’s zero-Covid policies hampered the country’s ability to produce goods.
Russia’s shocking invasion of Ukraine in February also contributed to worldwide inflation, particularly in Europe, through both energy and food prices. The Federal Reserve began aggressively hiking the federal funds rate to slow the U.S. economy and rein in rapidly rising prices, while other developed market central banks took a more measured approach, which helped fuel U.S. dollar strength. Weak currencies also contributed to the inflationary pressures as the euro, yen and British pound all hit near-record lows versus the U.S. dollar.
Market volatility spiked and risk assets broadly sold off worldwide as the risk of a global recession increased.
The fixed-income portfolio outperformed primarily due to its shorter duration and positioning for a flatter yield curve, which buffered it somewhat from the drop in bond prices as rates rose sharply across the Treasury yield curve, and particularly at the short end. We used Treasury futures to help manage duration and curve. Security selection was strong in the securitized segment, both in agency and nonagency mortgage-backed securities (MBS), and in EM debt. However, selection detracted in the leveraged loan segment, as did overweightings in convertible and preferred securities. Corporate exposure represented the largest weighting at 40% of the fixed-income portfolio, including about 17% leveraged loans, 10% high-yield bonds, and 11% investment-grade corporate bonds. A short position in the credit default swap index (CDX) was used during the year to hedge exposure to the high-yield market during periods of spread widening.
Securitized exposure averaged about 33% of the fixed-income portfolio, with about two-thirds invested in agency MBS and the rest divided among nonagency MBS, collateralized loan obligations (CLOs), and very small allocations to asset-backed and commercial mortgage-
backed securities. EM debt exposure represented about 10% of the fixed-income portfolio, convertible securities 6%, Treasuries 5%, preferred securities 4%, and alternatives less than 1%.
The Portfolio’s 1-2% overweighting to equities versus the Morningstar peer group detracted from relative performance, since equities underperformed fixed income. Within equity exposure, an overweighting to domestic equity modestly detracted, since U.S. markets underperformed developed international, although they outperformed EM. The Portfolio’s overweighting to small- and mid-cap stocks contributed, led by mid caps, which outperformed both small and large caps. Stock selection in the underlying equity funds was negative in aggregate, with the strongest performance coming from small-cap core and large-cap value, while the international, large-cap growth, mid-cap core and multi-cap core managers lagged their respective benchmarks. An overweighting to growth also detracted in both the domestic and international equity portfolios as value materially outperformed throughout 2022. In international equity, stock selection detracted in Australia and the U.K., and in Health Care (mostly in pharmaceuticals), Real Estate, Materials, and Consumer Staples.
However, selection was favorable in the Information Technology sector. Country allocation contributed mainly due to an underweighting in Hong Kong, which was weighed down by China’s market sell off. Overweighted exposure to Energy helped, since it was the only index sector with a positive return for the period. Also, an emphasis on low-volatility stocks aided results both in terms of absolute returns and relative to the benchmark. We employed several derivative strategies within the equity portfolios to adjust exposures and more efficiently manage cash inflows and outflows. More than 5% of the Portfolio was allocated to short-term investments not related to derivative investments, which benefited results since cash and short-term investments outperformed equity and fixed income.
During the period, equity exposure was reduced by around 3% to a modest underweighting, while the fixed-income allocation increased.
Within equity, international and EM exposures remain underweighted, while small and mid caps remain overweighted. We shifted the fixed-
income portfolio up in quality toward a more neutral risk profile, and lessened its duration underweighting; we expect longer-term rates to ease.
What is your outlook?
The outlook for global markets hinges on economic and geopolitical developments. We expect volatility to remain elevated, since a reduction in inflation may be more gradual than the market anticipates, and the risk of global recession has increased. However, if inflation peaks and begins to meaningfully moderate, we expect rate hikes to slow, and the dollar’s strength may moderate. Until data suggests an end to the tightening cycle may be near, risks continue to skew to the downside, and management teams remain cautious.

Portfolio Composition
(% of Portfolio)
Long-Term Fixed Income 39.4%
Common Stock 28.2%
Registered Investment
Companies 14.3%
Short-Term Investments 11.8%
Bank Loans 5.4%
Preferred Stock 0.9%
Total 100.0%
Major Market Sectors
(% of Net Assets)
Mortgage-Backed Securities 13.6%
Affiliated Registered
Investment Companies 13.4%
Financials 10.8%
Information Technology 8.0%
Consumer Discretionary 6.2%
Health Care 4.6%
Consumer Staples 4.7%
Communications Services 4.0%
U.S. Government & Agencies 3.9%
Industrials 3.9%
Top 10 Holdings
(% of Net Assets)
Thrivent Core International Equity Fund 7.1%
Thrivent Core Emerging Markets Debt
Fund 6.2%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 1.6%
Microsoft Corporation 1.0%
U.S. Treasury Bonds 1.0%
SPDR Bloomberg High Yield Bond ETF 0.9%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 0.9%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 0.9%
Federal Home Loan Mortgage
Corporation Conventional 30-Yr. Pass
Through 0.8%
Apple, Inc. 0.7%
These securities represent 21.1% of the total
net assets of the Portfolio.
Portfolio Composition excludes derivatives and collateral held for securities loaned.
Market Sectors and Top 10 Holdings exclude short-term investments, derivatives, and collateral held for securities loaned.
Quotes Portfolio Composition, Major Market Sectors, and Top 10 Holdings are subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year 5-Year 10-Year
-13.77% 3.34% 5.82%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The MSCI World Index – USD Net Returns is an index that represents large and mid-cap stock performance across developed market countries through-
out the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
** The Bloomberg U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.
*** The Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.
**** The Morningstar LSTA US Leveraged Loan Index is a market value-weighted index representing the performance of the universe of U.S. dollar-denomi-
nated, senior secured, syndicated term loans.
***** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Diversified Income Plus Portfolio

David R. Spangler, CFA, Stephen D. Lowe, CFA, and Theron G. Whitehorn, CFA, Portfolio Co-Managers*
Thrivent Diversified Income Plus Portfolio seeks to maximize income while maintaining prospects for capital appreciation.
Investment in Thrivent Diversified Income Plus Portfolio involves risks including interest rate, equity security, credit, allocation, conflicts of interest, derivatives, emerging markets, foreign currency, foreign securities, high yield, investment adviser, issuer, large cap, leveraged loan, LIBOR, liquidity, market, mortgage-backed and other asset-backed securities, other funds, portfolio turnover rate, preferred securities, prepayment, and quantitative investing . A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
*Effective May 31, 2022, David R. Spangler, CFA, was named as portfolio manager of the Portfolio, and Gregory R. Anderson, CFA, no longer serves as portfolio manager of the Portfolio.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent Diversified Income Plus Portfolio earned a return of -12.38%, compared with the average return of its peer group, the Morningstar
Allocation–15% to 30% Equity Category, of -13.82%. The Portfolio’s market benchmarks, the Morningstar LSTA US Leveraged Loan Index, the MSCI World Index–USD Net Returns, the Bloomberg U.S. Mortgage-Backed Securities Index, and the Bloomberg U.S. High Yield Ba/B
2% Issuer Capped Index, earned returns of -0.60%, -18.14%, -11.81% and -10.57%, respectively.
What factors affected the Portfolio’s performance?
For the majority of the period, the Portfolio allocated approximately 80% of its assets to fixed income and 20% to equities. The fixed-
income portfolio outperformed primarily due to its shorter duration and positioning for a flatter yield curve, which buffered it somewhat from the drop in bond prices as rates rose sharply across the Treasury yield curve, and particularly at the short end. We used Treasury futures to help manage duration and curve. Security selection was strong in the securitized segment, both in agency and nonagency mortgage-
backed securities (MBS), in addition to emerging market (EM) debt. However, selection detracted in the leveraged loan segment, as did overweightings in convertible and preferred securities. Corporate exposure represented the largest weighting at 38% of the fixed-income portfolio, including approximately 12% in leveraged loans, 16% in high-yield bonds, and 10% in investment-grade corporate bonds. A short position in the credit default swap index (CDX) was used during the year to hedge exposure to the high-yield market during periods of spread widening. Securitized exposure averaged around 36% of the fixed-income portfolio, with about two-thirds invested in agency
MBS and the rest divided among nonagency MBS, collateralized loan obligations (CLOs), and very small allocations to asset-backed and commercial mortgage-backed securities. EM debt exposure represented approximately 10% of the fixed-income portfolio, convertible securities 5%, Treasuries 3%, preferred securities 5%, and alternatives less than 1%.
In terms of the equity portfolio, a 3% to 4% underweighting to equities versus the Morningstar peer group provided positive relative performance since equities underperformed fixed income over the reporting period. However, an overweighting to domestic equity modestly detracted since the U.S. market underperformed developed international equities (although the segment outperformed EM equities). An overweighting to small- and mid-cap stocks contributed, led by mid caps, which outpaced both small and large caps.
However, stock selection detracted among the underlying domestic and international equity strategies in aggregate. The international, large-cap growth, mid-cap core and multi-cap core managers lagged their respective benchmarks, while the small-cap core and large-
cap value managers outperformed. An overweighting to growth also detracted in both the domestic and international equity portfolios as value materially outperformed throughout 2022. In international equity, stock selection detracted in Australia, the U.K., Health Care (mostly pharmaceuticals), Real Estate, Materials, and Consumer Staples but was favorable in Information Technology. We employed several derivative strategies within the equity portfolios to adjust exposures and more efficiently manage cash inflows and outflows. Also, more than 5% of the Portfolio was allocated to short-term investments not related to derivative investments, which benefited results since cash and short-term investments outperformed equity and fixed income.
During the period, equity exposure remained at a modest underweighting. Within equity, we remain underweighted in international exposure relative to domestic. The domestic equity portfolio ended with an overweighting in small- and mid-cap stocks relative to large cap. The international portfolio remains underweighted in EM economies. In fixed income, we are maintaining a shorter duration and curve-
flattening bias based on recession fears but to a lesser degree. We have shifted the fixed-income portfolio up in quality toward a more neutral risk profile, decreasing leveraged loans while adding to Treasuries and investment-grade and high-yield corporates. Additionally, we began increasing duration from an underweighted position and plan to continue as we expect longer-term rates to ease.
What is your outlook?
The outlook for U.S. and international markets hinges on developments on the economic and geopolitical fronts. We expect market volatility to remain elevated, since a reduction in inflation may be more gradual than the market anticipates, and the risk of global recession has increased. However, if inflation peaks and begins to meaningfully moderate, we expect that rate hikes will slow, and the dollar’s strength may moderate. Until data suggests an end to the tightening cycle may be nearing, risks continue to skew to the downside, and the management teams remain cautious.

Portfolio Composition
(% of Portfolio)
Long-Term Fixed Income 58.7%
Common Stock 13.2%
Registered Investment
Companies 11.0%
Short-Term Investments 9.5%
Bank Loans 6.2%
Preferred Stock 1.4%
Total 100.0%
Major Market Sectors
(% of Net Assets)
Mortgage-Backed Securities 20.6%
Financials 11.7%
Affiliated Registered
Investment Companies 10.9%
Consumer Discretionary 6.5%
Information Technology 6.0%
Asset-Backed Securities 5.5%
Consumer Staples 5.0%
Materials 4.9%
Communications Services 4.5%
Collateralized Mortgage
Obligations 4.4%
Top 10 Holdings
(% of Net Assets)
Thrivent Core Emerging Markets Debt
Fund 8.6%
Thrivent Core International Equity Fund 2.3%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 1.9%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 1.6%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 1.3%
U.S. Treasury Notes 1.3%
Federal Home Loan Mortgage
Corporation Conventional 30-Yr. Pass
Through 1.2%
U.S. Treasury Bonds 1.1%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 1.0%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 0.9%
These securities represent 21.2% of the total
net assets of the Portfolio.
Portfolio Composition excludes derivatives and collateral held for securities loaned.
Market Sectors and Top 10 Holdings exclude short-term investments, derivatives, and collateral held for securities loaned.
Quoted Portfolio Composition, Major Market Sectors, and Top 10 Holdings are subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year 5-Year 10-Year
-12.38% 2.16% 4.21%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The Bloomberg U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.
** The Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.
*** The MSCI World Index – USD Net Returns is an index that represents large and mid-cap stock performance across developed market countries through-
out the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
**** The Morningstar LSTA US Leveraged Loan Index is a market value-weighted index representing the performance of the universe of U.S. dollar-denomi-
nated, senior secured, syndicated term loans.
***** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent ESG Index Portfolio

Brian W. Bomgren, CQF, and Sharon Wang, CFA, FRM, Portfolio Co-Managers
Thrivent ESG Index Portfolio seeks to track the investment results of an index composed of companies selected by the index provider based on environmental, social and governance characteristics.
Investment in Thrivent ESG Index Portfolio involves risks including ESG investment strategy, equity security, ETF, futures contract, indexing strategy/index tracking, issuer, large cap, market, mid cap, other funds, and sector. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent ESG Index Portfolio earned a return of -21.83%, compared with the average return of its peer group, the Morningstar Large Blend
Category, of -17.38%. The Portfolio’s market benchmark, the MSCI KLD 400 Social Index, earned a return of -21.48%.
What factors affected the Portfolio’s performance?
The Portfolio’s holdings are aligned with those of the MSCI KLD 400 Social Index. The difference in performance between the benchmark index and the Portfolio is primarily attributable to expenses, with only minor differences due to portfolio composition and cash flow management.
In 2022, the equity market experienced exceptional volatility largely due to inflation, rising interest rates, and geopolitical tensions. Ten of the 11 economic sectors had pullbacks. Consumer sectors were impacted largely by elevated inflation and supply chain issues. High growth stocks suffered the most due to their sensitivity to interest rates, leading the Communication Services and Information Technology
sectors to underperform in the index. The Energy sector was the only sector that experienced a significant gain in 2022 due to the multi-
year increase in the price of gas and oil.
What is your outlook?
Although fundamentals have been resilient, earnings in 2023 may continue to deteriorate as financial conditions tighten due to monetary policymakers continuing apace with rate hikes and their goal of reducing inflation. A mild recession in 2023 is not out of the question. If the
Federal Reserve can slow its pace of rate increases, that would be a tailwind for the stock market. It would also increase the probability that policymakers have engineered a “soft landing” for the U.S. economy by bringing down inflation without too much damage to economic growth. We still see a significant amount of geopolitical uncertainty; however, a de-escalation of the conflict between China and Taiwan or a move toward resolution of the war in Ukraine could provide strong support for stocks in 2023.

Portfolio Composition
(% of Portfolio)
Common Stock 92.9%
Registered Investments
Companies 7.1%
Total 100.0%
Major Market Sectors
(% of Net Assets)
Information Technology 28.6%
Health Care 12.5%
Consumer Discretionary 9.4%
Financials 9.3%
Industrials 8.5%
Consumer Staples 8.1%
Communications Services 7.6%
Unaffiliated Registered
Investment Companies 7.1%
Real Estate 3.4%
Materials 2.7%
Top 10 Holdings
(% of Net Assets)
Microsoft Corporation 8.9%
iShares MSCI KLD 400 Social ETF 7.1%
Alphabet, Inc., Class A 2.8%
Alphabet, Inc., Class C 2.6%
NVIDIA Corporation 1.9%
Procter & Gamble Company 1.9%
Visa, Inc. 1.8%
Tesla, Inc. 1.7%
Home Depot, Inc. 1.7%
Mastercard, Inc. 1.6%
These securities represent 32.0% of the total
net assets of the Portfolio.
Portfolio Composition excludes derivatives and collateral held for securities loaned.
Market Sectors and Top 10 Holdings exclude short-term investments, derivatives, and collateral held for securities loaned.
Quotes Portfolio Composition, Major Market Sectors, and Top 10 Holdings are subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year From Inception 4/29/2020
-21.83% 11.06%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The MSCI KLD 400 Social Index is a capitalization weighted index of 400 US securities that provides exposure to companies with outstanding Environ-
mental, Social and Governance ratings.
** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Global Stock Portfolio

Kurt J. Lauber, CFA, Lauri Brunner, Noah J. Monsen, CFA, and David R. Spangler, CFA, Portfolio Co-Managers
Thrivent Global Stock Portfolio seeks long-term capital growth.
Investment in Thrivent Global Stock Portfolio involves risks including equity security, allocation, large cap, conflicts of interest, derivatives, emerging markets, foreign currency, foreign securities, futures contract, investment adviser, issuer, market, mid cap, other funds, quantitative investing, and small cap. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent Global Stock Portfolio earned a return of -18.97%, compared with the average return of its peer group, the Morningstar Global
Large-Stock Blend Category, of -17.36%. The Portfolio’s market benchmark, the MSCI All Country World Index–USD Net Returns, earned a return of -18.36%.
What factors affected the Portfolio’s performance?
For the trailing year, the Portfolio’s performance fell short of its Morningstar peer group in part due to the Portfolio’s approximately 1%
to 2% overweighting to equity, since equity markets were sharply negative for the year. Within equity exposure, an overweighting to domestic equity modestly detracted from relative performance, since U.S. markets underperformed developed international, although they outperformed emerging markets (EM). The Portfolio’s overweighting to small- and mid-cap stocks contributed positively, led by mid caps, which outperformed both small and large caps. Regarding security selection effect, the underlying managers detracted in aggregate with the small-cap growth and large-cap value managers performing well, while the large-cap growth, mid-cap value, small-cap value, and international managers underperformed. In terms of market factors, the Portfolio’s overweighting to growth materially detracted from relative performance, since growth underperformed value by a significant amount over the period.
As part of the management process, we employed several derivative strategies to adjust the Portfolio’s exposures to various asset classes when deemed appropriate, and to manage cash inflows and outflows more efficiently. More than 5% of the Portfolio was allocated to short-
term investments not related to derivative investments, which benefited results since cash and short-term investments outperformed equity and fixed-income securities.
At the beginning of the year, we transitioned the Portfolio to align more with its new Morningstar benchmark, which included an approximately 2.5% reduction in international exposure, with the majority coming out of EM. In August, we reduced the Portfolio’s total equity exposure by approximately 1%. In September, we reduced EM equity exposure again by approximately 1% in favor of domestic large-cap stocks. Throughout this year’s elevated market volatility, we continued to rebalance the Portfolio to its tactical targets.
What is your outlook?
The reductions to the Portfolio’s equity exposure throughout 2022 resulted in an approximately 1% to 2% overweighting versus its peer group by period end. The Portfolio’s international exposure represents an approximately 4% to 5% underweighting, while in domestic exposure, small- and mid-cap stocks together represent a 3% to 4% overweighting.
The Federal Reserve (Fed) raised rates another 75 basis points in November and 50 basis points in December, both with continued
hawkish language. As a result, risk markets strongly sold off again. Given heightened macro and recession risks, we see no relief in sight until markets anticipate that the U.S. and other global central bankers will relent with their tightening cycles. Additionally, the U.S. dollar has materially appreciated, increasing pressure on international markets, although more recently the dollar has depreciated. While markets have been oversold most of the past year, which can set the stage for a near-term rally, the economy continues to weaken, and the Fed appears resolute in its fight against inflation. Until we see data suggesting an end may be coming to the tightening cycle, risks continue to skew to the downside.

Portfolio Composition
(% of Portfolio)
Common Stock 77.6%
Short-Term Investments 15.9%
Registered Investments
Companies 6.2%
Preferred Stock 0.3%
Total 100.0%
Major Market Sectors
(% of Net Assets)
Financials 12.7%
Health Care 12.4%
Information Technology 11.6%
Industrials 10.6%
Consumer Discretionary 8.5%
Energy 5.2%
Affiliated Registered
Investment Companies 5.1%
Consumer Staples 4.7%
Materials 4.2%
Communications Services 4.0%
Top 10 Holdings
(% of Net Assets)
Thrivent Core Emerging Markets Equity
Fund 2.8%
Thrivent Core Small Cap Value Fund 2.2%
Microsoft Corporation 1.8%
Alphabet, Inc., Class C 1.2%
Amazon.com, Inc. 0.8%
Walmart, Inc. 0.8%
J.P. Morgan Chase & Company 0.7%
Philip Morris International, Inc. 0.7%
Cisco Systems, Inc. 0.7%
Novartis AG 0.7%
These securities represent 12.4% of the total
net assets of the Portfolio.
Portfolio Composition excludes derivatives and collateral held for securities loaned.
Market Sectors and Top 10 Holdings exclude short-term investments, derivatives, and collateral held for securities loaned.
Quotes Portfolio Composition, Major Market Sectors, and Top 10 Holdings are subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year 5-Year 10-Year
-18.97% 4.89% 8.60%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The MSCI All Country World Index – USD Net Returns is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Government Bond Portfolio

Michael G. Landreville, CFA, CPA (inactive), and Jon-Paul (JP) Gagne, Portfolio Co-Managers*
Thrivent Government Bond Portfolio seeks total return, consistent with preservation of capital.
Investment in Thrivent Government Bond Portfolio involves risks including government securities, mortgage-backed and other asset-backed securities, inflation-linked security, derivatives, interest rate, investment adviser, LIBOR, liquidity, market, portfolio turnover rate, and sovereign debt. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
*Effective May 31, 2022 Jon-Paul (JP) Gagne was named a portfolio manager of the Portfolio, and Gregory R. Anderson, CFA, no longer serves as portfolio manager of the Portfolio.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent Government Bond Portfolio earned a return of -10.37%, compared with the average return of its peer group, the Morningstar
Intermediate Government Category, of -11.53%. The Portfolio’s market benchmarks, the Bloomberg U.S. Agency Index and the Bloomberg
U.S. Treasury Index, earned returns of -7.87% and -12.46%, respectively.
What factors affected the Portfolio’s performance?
As the period got underway, U.S. economic growth was picking up again and inflation surged well beyond the Federal Reserve’s (Fed’s)
long-term target as supply chain disruptions, higher commodity prices, shipping bottlenecks, and lack of materials and workers all contributed to pricing pressures. In response, the Fed turned increasingly more hawkish regarding its outlook, as inflation no longer appeared transitory. By March, policymakers had kicked off an unprecedented rate hike campaign to slow the economy and rein in rapidly rising prices. With the Consumer Price Index (CPI) hitting a 40-year high of 9.1% annualized by June, the Fed was forced to ramp up its pace, including four consecutive 75-basis-point hikes and one more 50-basis-point increase in December. Over the full year, the Fed increased the fed funds rate seven times to end 2022 in the 4.25% to 4.50% range.
Interest rates rose rapidly across the yield curve and volatility spiked as the market reacted to a more aggressive Fed pace than anticipated, pressuring all areas of the fixed-income market over the period. Short rates increased more than long rates and the yield curve flattened and inverted, with two-year Treasury yields jumping 369 basis points to end the period at 4.43%, while 30-year Treasuries rose
206 basis points to end at 3.96%. The more rate-sensitive areas of the market, including Treasuries, investment-grade corporate bonds, and mortgage-backed securities (MBS), performed poorly in the rising rate environment.
The Portfolio’s outperformance versus its Morningstar peers and Bloomberg U.S. Treasury Index was driven by defensive interest rate positioning throughout the period, which we maintained in anticipation of higher rates. This included a duration that was more than half a year shorter than our peers, which buffered the portfolio somewhat from the drop in bond prices as rates rose sharply. The Portfolio was also positioned to benefit from a flatter yield curve, including an underweighting to short-term securities and a relative overweighting in long-term securities, which helped as short rates rose faster and more than long rates. We continued to use Treasury futures to help manage the Portfolio’s duration and yield-curve exposure, which included underweighting two-year Treasury futures in the two-year segment of the curve where rates rose the most. Likewise, duration was also responsible for the Portfolio’s underperformance versus the
Bloomberg U.S. Agency Index, which has a duration approximately two years shorter than the Portfolio.
The Portfolio’s underweighting in the Fed-supported mortgage pass-through sector versus its Morningstar peers also helped performance.
The MBS sector was one of the period’s worst performers, as mortgage rates rose dramatically and fewer homeowners refinanced, which caused the durations of the securities to meaningfully extend.
What is your outlook?
The degree to which the Fed must hike rates to bring down inflation remains the biggest issue impacting the U.S. economy and the fixed-
income market. The market also faces risks if the war in Ukraine escalates or draws in other countries, which would likely cause Treasuries to rally. Although we believe the U.S. economy will slow and unemployment will increase due to the Fed’s tighter policy, a reduction in inflationary pressures may be more gradual than the market currently anticipates. We believe the Fed is willing to tolerate higher unemployment to bring down inflation and will continue to raise the fed funds rate, which could potentially reach the 5% level or higher in
2023. As of this writing, we do not believe the Fed is likely to pivot to rate cuts anytime soon.
The Portfolio ended the period with lower overall Treasury exposure, with nominal Treasuries at 31% and Treasury Inflation Protected
Securities (TIPS) at around 4%. The outlook for TIPS is currently less favorable due to the Fed’s laser focus on bringing down inflation. We lowered the Portfolio’s asset-backed securities (ABS) exposure to around 3%, because we believe the asset class is more vulnerable in a slowing or recessionary environment. We maintained approximately 29% exposure to mortgage pass-throughs and 10% in commercial mortgage-backed securities (CMBS), because we believe these segments offer good long-term value and help diversify the Portfolio’s asset mix. The Portfolio’s combined agency and nonagency collateralized mortgage obligation (CMO) exposure ended the period at just under 10%. We maintained around the same level of exposure to other government-related debt, ending with around 3% in sovereign debt and 5% in U.S. agencies. The Portfolio also kept approximately 1% exposure to AAA-rated covered bonds as a high-quality source of yield. With a continuation of an inverted yield curve likely in the near term, we have maintained the Portfolio’s curve-flattening bias but have shifted its duration to neutral. We continue to position the Portfolio as a conservative and defensive investment vehicle, which should help investors weather a potential recession.

Major Market Sectors
(% of Net Assets)
U.S. Government & Agencies 35.9%
Mortgage-Backed Securities 29.2%
Collateralized Mortgage
Obligations 16.0%
Commercial Mortgage-
Backed Securities 6.6%
Asset-Backed Securities 6.6%
Foreign Government 2.9%
Financials 1.7%
Energy <0.1%
Top 10 Holdings
(% of Net Assets)
U.S. Treasury Notes 3.9%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 3.1%
U.S. Treasury Notes 3.0%
U.S. Treasury Bonds 2.9%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 2.6%
Federal National Mortgage Association
Conventional 15-Yr. Pass Through 2.4%
U.S. Treasury Bonds 2.0%
U.S. Treasury Notes 2.0%
U.S. Treasury Notes, TIPS 1.9%
U.S. Treasury Bonds 1.9%
These securities represent 25.7% of the total
net assets of the Portfolio.
Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). If Moody’s and S&P
have assigned different ratings to a security, the lowest rating for the security is used. Ratings from S&P, when used, are converted into their equivalent
Moody’s ratings. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.
Major Market Sectors and Top 10 Holdings exclude short-term investments, derivatives, and collateral held for securities loaned. Bond Quality Ratings
Distributions exclude collateral held for securities loaned. Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are
subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year 5-Year 10-Year
-10.37% 0.08% 0.94%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The Bloomberg U.S. Agency Index is an index that measures the performance of the U.S. investment-grade fixed-income securities market.
** The Bloomberg U.S. Treasury Index is an index that measures the performance of the U.S. Treasury Bond market.
*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent High Yield Portfolio

Paul J. Ocenasek, CFA, Portfolio Manager
Thrivent High Yield Portfolio seeks to achieve a higher level of income. The Portfolio will also consider growth of capital as a secondary objective.
Investment in Thrivent High Yield Portfolio involves risks including high yield, interest rate, credit, convertible securities, derivatives, foreign securities, investment adviser, leveraged loan, LIBOR, liquidity, market, other funds, and prepayment. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent High Yield Portfolio earned a return of -10.21%, compared with the median return of its peer group, the Morningstar High Yield
Bond Category, of -10.75%. The Portfolio’s market benchmark, the Bloomberg U.S. Corporate High Yield Bond Index, earned a return of
-11.19%.
What factors affected the Portfolio’s performance?
As the period got underway, inflation began surging as supply chain disruptions, higher commodity prices, shipping bottlenecks, and lack of materials and workers all contributed to pricing pressures. In response, the Federal Reserve (Fed) kicked off an unprecedented rate hike campaign to slow the economy and rein in rapidly rising prices. With inflation hitting a 40-year high by summer, policymakers ramped up their pace, including four consecutive 75-basis-point hikes and one more 50-basis-point increase in December. Over the full year, the
Fed increased the fed funds rate seven times to end 2022 in the 4.25% to 4.50% range.
Interest rates rose rapidly across the yield curve and volatility spiked as the market reacted to the more aggressive Fed pace than anticipated, pressuring all areas of the fixed-income market over the period. The high-yield segment was not immune but held up better than some more rate-sensitive areas of the market such as investment-grade corporates and Treasuries. Credit spreads in the high-yield market widened during the year from 283 basis points over Treasuries to 469 basis points. Money broadly flowed out of risk assets, with the retail high-yield market experiencing outflows of $47 billion from mutual funds and exchange-traded funds (ETFs) in 2022. At the same time, high-yield bond issuance was also significantly lower than the past few record-breaking years, a positive technical factor that helped support the market. The level of distressed bonds increased from 1.3% to 6.6% of the market, but defaults remained below 2% (source:
trailing U.S. dollar-weighted 12-month default rate, Moody’s Investors Service).
While all high-yield segments produced sharply negative results, B-rated bonds within the Bloomberg index held up best with a -10.26%
return. Lower-quality bonds underperformed their higher-quality counterparts because of credit concerns due to the economic slowdown, with CCC-rated bonds returning -16.29%. Higher-rated BB bonds, which were down by -10.80%, also fell short of single Bs because of the segment’s generally longer duration, which makes it more sensitive to interest rates. The pharmaceutical and retail industries, which are going through significant transitions, were the worst performers in the index. Energy and energy-related industries topped the index for the second year in a row, while more stable areas and those that have benefited from the Covid rebound also performed well—such as supermarkets, packaging, gaming, and restaurants.
The Portfolio’s most significant contributor was its more defensive positioning, particularly an approximately 4% underweighting in the
CCC-rated bucket over the period. An approximately 2% overweighting in B-rated bonds and 4% overweighting in BBs also helped, as did 2.5% cash exposure during the market downturn. We also brought the Portfolio’s duration in line with the Morningstar peer group during the period, which benefited results versus the Bloomberg index. The benchmark’s duration was longer because of “fallen angels”
added to the index in 2021. These securities were originally issued in the investment-grade market before being downgraded to high yield, resulting in much longer maturities and call dates. As rates rose sharply across the yield curve, the Portfolio’s shorter duration helped buffer its portfolio somewhat from the corresponding drop in bond prices. We shorted five-year and 10-year Treasury futures to help lower the Portfolio’s duration. The Portfolio’s exposure to leveraged loans also helped, since the segment was the period’s top performer. These securities performed better during the rapidly rising rate environment because they have floating-rate coupons that reset every quarter.
In terms of industries, an underweighting and credit selection in retail helped, including the avoidance of two names that ran into problems
(Carvana and Bed, Bath and Beyond). Credit selection in the cable and chemical industries also aided results. Conversely, selection hurt in media and pharmaceuticals, particularly exposure to Bausch Health, which underperformed due to a potential company reorganization.
An overweight to the poorly performing building materials segment and lack of exposure to refining also hindered results. Although refining represents under 1% of the index, the industry advanced strongly during the period. We established short positions in the credit default swap index (CDX) at the beginning of 2022 to hedge exposure to the high-yield market during a period of spread widening, which had little performance impact. We closed this position by year-end.
What is your outlook?
The degree to which the Fed must hike rates to bring down inflation remains the biggest issue impacting the economy and high-yield market. At this point, high-yield spreads are not particularly attractive, given the increasing likelihood of recession in 2023. We expect spreads to widen further and default rates to tick up closer to 5%; therefore, we continue to believe it does not pay to take a lot of risk. That said, we believe the high-yield market is better positioned to withstand economic stress, as its ratings composition has vastly improved over the past 15 years with a much higher percentage of BB-rated bonds and lower amount of CCCs. We are maintaining the Portfolio’s defensive positioning, including a CCC underweighting and a neutral duration versus the peer group. We recently added BBB-rated exposure, which looked attractively valued versus BBs. We have also shifted the Portfolio’s cyclical industry exposure to neutral.

Major Market Sectors
(% of Net Assets)
Consumer Cyclical 16.3%
Communications Services 13.3%
Energy 12.4%
Consumer Non-Cyclical 12.4%
Capital Goods 10.9%
Financials 8.7%
Technology 6.1%
Basic Materials 5.9%
Unaffiliated Registered
Investment Companies 5.2%
Transportation 2.8%
Top 10 Holdings
(% of Net Assets)
SPDR Bloomberg High Yield Bond ETF 3.8%
SPDR Bloomberg Short Term High Yield
Bond ETF 1.2%
Sprint Corporation 0.9%
Drawbridge Special Opportunities
Fund, LP 0.6%
Gray Escrow II, Inc. 0.6%
H&E Equipment Services, Inc. 0.6%
Herc Holdings, Inc. 0.6%
TransDigm, Inc. 0.6%
1011778 B.C., ULC 0.5%
NCR Corporation 0.5%
These securities represent 9.9% of the total net
assets of the Portfolio.
Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). If Moody’s and S&P
have assigned different ratings to a security, the lowest rating for the security is used. Ratings from S&P, when used, are converted into their equivalent
Moody’s ratings. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.
Major Market Sectors and Top 10 Holdings exclude short-term investments, derivatives, and collateral held for securities loaned. Bond Quality Ratings
Distributions exclude collateral held for securities loaned. Quoted Bond Quality Ratings Distributions, Major Market Sectors, and Top 10 Holdings are
subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year 5-Year 10-Year
-10.21% 1.27% 3.19%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The Bloomberg U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds.
** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Income Portfolio

Kent L. White, CFA, Portfolio Manager
Thrivent Income Portfolio seeks a high level of income over the longer term while providing reasonable safety of capital.
Investment in Thrivent Income Portfolio involves risks including interest rate, credit, high yield, derivatives, emerging markets, financial sector, foreign securities, government, securities, investment adviser, issuer, LIBOR, liquidity, market, and mortgage-backed and other asset-backed securities. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent Income Portfolio earned a return of -15.85%, compared with the average return of its peer group, the Morningstar Corporate Bond
Category, of -16.58%. The Portfolio’s market benchmark, the Bloomberg U.S. Corporate Bond Index, earned a return of -15.76%.
What factors affected the Portfolio’s performance?
As the period got underway, inflation began surging as supply chain disruptions, higher commodity prices, shipping bottlenecks, and lack of materials and workers all contributed to pricing pressures. In response, the Federal Reserve (Fed) kicked off an unprecedented rate hike campaign to slow the economy and rein in rapidly rising prices. With inflation hitting a 40-year high by summer, policymakers ramped up the pace, including four consecutive 75-basis-point hikes and one more 50-basis-point increase in December. Over the year, the Fed increased the fed funds rate seven times to end 2022 in the 4.25% to 4.50% range. Short rates increased more than long rates and the yield curve flattened, with two-year Treasury yields jumping 369 basis points to end the period at 4.43% while 10-year Treasuries rose 237 basis points to end at 3.88% (source: Bloomberg). Market volatility spiked and risk assets sold off, as rapidly rising rates increased the risk of recession.
Both investment-grade and high-yield credit spreads widened out, with high yield increasing from 283 basis points over Treasuries to 469 basis points by year-end, while investment-grade spreads widened from 92 basis points over Treasuries to 130 basis points. Money flowed out of risk assets for much of the period, while at the same time corporate bond issuance was lower than the previous two record-breaking years in both the high-yield and investment-grade segments, a positive technical factor that helped support the market. Although the level of distressed bonds began to increase, overall default rates in the corporate market remained very low.
On the positive side of the equation, the Portfolio benefited from its shorter duration and positioning for a flatter yield curve throughout the period. This positioning buffered the portfolio somewhat from the drop in bond prices as rates rose sharply across the curve, and particularly at the short end. We used Treasury futures to help maintain the Portfolio’s duration and yield-curve positioning. The Portfolio also benefited from a shift to a more defensive posture midway through the period, which included reductions in high-yield bonds, preferred securities, and BBB-rated investment-grade exposure, and corresponding increases in Treasury securities and cash. As part of this shift, we established short positions in the credit default swap index (CDX) to help hedge exposure to the high-yield market, which we continued to maintain at period end. We also shifted the Portfolio’s duration shorter than the Morningstar category at this point, which benefited results versus the peer group. In addition, the Portfolio was overweighted in high-yield corporate bonds versus its peers, which provided a modest benefit, since the segment outperformed investment-grade corporates.
On the negative side, results were hindered by exposure to higher-yielding securities further down the capital structure of high-quality
U.S. and European banks, including preferred and contingent capital (CoCo) securities, which underperformed as rates went up and their durations extended. European banks, which are the biggest issuers of CoCos, were also pressured by negative headlines, Russia’s invasion of Ukraine, and Europe’s resulting energy crisis. Credit selection in the retail area of consumer cyclical detracted, including exposure to Kohl’s, which ran into issues with activist investors and was downgraded to high yield. Also, some potential “rising star”
positions the Portfolio held in anticipation of an upgrade to investment grade sold off more during the period because of their rich valuations.
What is your outlook?
The degree to which the Fed must hike rates to bring down inflation remains the biggest issue impacting the economy and corporate bond market. While credit spreads are more attractive than they were a year ago, we do not believe they have fully priced in the increasing likelihood of a recession in 2023 and expect them to widen further. That said, both investment-grade and high-yield issuers will be entering any potential slowdown or recession with stronger balance sheets and greater liquidity due to actions they took during the pandemic.
Many companies will not need to come to market in the next year or two, so lower corporate bond issuance will continue to be a positive technical factor that helps support the market. Also, although foreign demand for U.S. corporate bonds has declined due to the strong dollar and increased hedging costs, demand is increasing from insurance companies and pension plans that find the current all-in yields of the corporate market attractive. Additionally, the ratings composition of the high-yield market has vastly improved over the past 15 years with a much lower percentage of CCC-rated bonds. However, despite these positive factors, Fed tightening will eventually slow economic growth, which filters through to corporate balance sheets as revenues and earnings shrink.
We continue to position the Portfolio defensively in terms of credit risk, keeping an increased level of dry powder in the form of Treasuries and cash. We will maintain the Portfolio’s curve-flattening bias based on recession fears but have lessened the magnitude. We continue to avoid areas more sensitive to rates and the consumer such as housing, automobiles, and consumer cyclical, as well as leveraged loans and collateralized loan obligations (CLOs), which are seeing borrowing rates go up with each Fed increase. Once we see spreads weaken further or the Fed stops its tightening cycle, we will likely increase the Portfolio’s risk exposure as yields are looking increasingly attractive.

Major Market Sectors
(% of Net Assets)
Financials 36.4%
Consumer Non-Cyclical 9.0%
Utilities 7.8%
Communications Services 7.3%
Energy 7.2%
Consumer Cyclical 6.3%
Technology 4.8%
Capital Goods 4.2%
Transportation 3.3%
U.S. Government & Agencies 3.2%
Top 10 Holdings
(% of Net Assets)
U.S. Treasury Bonds 0.9%
U.S. Treasury Bonds 0.8%
First-Citizens Bank & Trust Company 0.6%
Expedia Group, Inc. 0.5%
Cheniere Energy Partners, LP 0.5%
Western Gas Partners, LP 0.5%
Goldman Sachs Group, Inc. 0.5%
Sound Point CLO XV, Ltd. 0.5%
Boeing Company 0.5%
Aviation Capital Group, LLC 0.5%
These securities represent 5.8% of the total net
assets of the Portfolio.
Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). If Moody’s and S&P
have assigned different ratings to a security, the lowest rating for the security is used. Ratings from S&P, when used, are converted into their equivalent
Moody’s ratings. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.
Major Market Sectors and Top 10 Holdings exclude short-term investments, derivatives, and collateral held for securities loaned. Bond Quality Ratings
Distributions exclude collateral held for securities loaned.- Quoted Bond Quality Ratings Distributions, Major Market Sectors, and Top 10 Holdings are
subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year 5-Year 10-Year
-15.85% 0.75% 2.17%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call 800-847-
4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The Bloomberg U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market and includes USD denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.
** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent International Allocation Portfolio earned a return of -18.35%, compared with the average return of its peer group, the Morningstar
Foreign Large Blend Category, of -15.59%. The Portfolio’s market benchmark, the MSCI All Country World Index ex-USA–USD Net Returns,
earned a return of -16.00%.
What factors affected the Portfolio’s performance?
The Portfolio’s underperformance was driven by its strategic allocations to the three asset classes—developed market large-cap equities, developed market small-cap equities, and emerging market equities. Compared to the Morningstar average, the Portfolio was overweighted in emerging market equities and developed market small-cap equities, and correspondingly underweighted in developed market large-cap equities. Relative to the benchmark, the Portfolio was underweighted in emerging market equities but overweighted in developed market small-cap equities.
Developed market large cap was the best-performing asset class within the Portfolio, so being underweighted hurt performance compared to the peer group average. Compared to the benchmark, the Portfolio was slightly overweighted in this asset class, which provided a small benefit to its relative performance. Within the asset class, the strategy underperformed its benchmark because of stock selection. While selection was significantly positive in the Information Technology sector, other sectors experienced underperformance, especially Health
Care, Materials, and Financials.
Developed market small-cap equities underperformed large-cap equities and the benchmark overall. Therefore, the Portfolio’s overweighting in developed market small-cap equities—relative to both the peer group average and the benchmark—detracted. Within developed market small-cap equities, however, the strategy’s security selection outperformed its benchmark, partially offsetting the negative impact of the overweighting. The favorable security selection resulted from the manager’s quantitative factor process, since country and sector allocations remained neutral to the benchmark.
Emerging market equity was the worst performing asset class within the Portfolio. Therefore, the Portfolio’s overweighting in emerging market equity relative to Morningstar detracted, while its underweighting in the group relative to the benchmark helped. Emerging market equities were primarily led lower by China, which makes up the largest country allocation within the segment. Several factors combined to drive the poor performance of the Chinese stock market. The country’s zero-Covid policy continued to cause lockdowns regionally across China, which reduced economic output as they affected large cities and industrial centers, and created a significant drag on the
Chinese economy. In addition, political tensions with the U.S. over the status of Taiwan increased uncertainty in the region, which was also a headwind for Chinese stocks.
Within emerging markets, however, the strategy’s security selection was favorable, particularly in South Korea, offsetting some of negative impact of the overweighting to the segment versus the Morningstar group. Although country allocations are kept fairly close to the benchmark weights, the strategy did benefit from small overweightings in Turkey, India, and Brazil.
The Portfolio uses equity index futures to manage cash flows and overall market exposure, which did not have a significant impact on the
Portfolio’s performance.
What is your outlook?
The outlook for international stocks hinges on developments on the geopolitical and economic fronts. Over the past year, inflation has increased globally, causing many central banks to increase interest rates. However, the U.S. Federal Reserve has been among the most aggressive at raising rates, which has contributed to a stronger U.S. dollar versus other currencies and has reduced returns for U.S.
investors in foreign stocks. If inflation peaks and begins to meaningfully moderate, we anticipate that interest rate hikes will slow and the strength of the dollar may moderate, providing a more favorable environment for international stocks. In emerging markets, policy decisions in China will be a key driver of returns. The recent loosening of China’s Covid lockdown policy will likely help to relieve some continuing supply chain issues that have fueled inflation globally. Any reduction in tensions between China and Taiwan would also likely relieve some of the risk aversion that has weighed on stocks throughout that region.
Thrivent International Allocation Portfolio

Noah J. Monsen, CFA, and Brian W. Bomgren, CQF, Portfolio Co-Managers. A portion of the
Fund is subadvised by Goldman Sachs Asset Management, L.P.
Thrivent International Allocation Portfolio seeks long-term capital growth.
Investment in Thrivent International Allocation Portfolio involves risks including allocation, equity security, foreign securities, derivatives, emerging markets, foreign currency, growth investing, investment adviser, issuer, large cap, market, mid cap, multi-manager, quantitative investing, small cap, and value investing. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

Portfolio Composition
(% of Portfolio)
Common Stock 93.5%
Short-Term Investments 5.7%
Preferred Stock 0.8%
Long-Term Fixed Income < 0.1%
Total 100.0%
Major Market Sectors
(% of Net Assets)
Financials 17.1%
Industrials 14.2%
Health Care 11.9%
Consumer Discretionary 11.9%
Information Technology 9.3%
Materials 8.5%
Energy 7.0%
Consumer Staples 6.0%
Communications Services 3.7%
Real Estate 2.2%
Top 10 Countries
(% of Net Assets)
Japan 17.9%
United Kingdom 9.7%
Canada 8.8%
France 7.5%
Switzerland 7.2%
Germany 6.6%
Australia 6.1%
Netherlands 4.0%
Sweden 2.6%
Denmark 2.5%
Investments in securities in these countries
represent 72.9% of the total net assets of the
Portfolio.
Portfolio Composition excludes derivatives and collateral held for securities loaned.
Market Sector and Top 10 Countries exclude short-term investments, derivatives, and collateral held for securities loaned.
Quotes Portfolio Composition, Major Market Sectors, and Top 10 Countries are subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year 5-Year 10-Year
-18.35% -0.19% 3.31%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The MSCI All Country World Index ex-USA – USD Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent International Index Portfolio

Brian W. Bomgren, CQF, and Sharon Wang, CFA, FRM, Portfolio Co-Managers
Thrivent International Index Portfolio seeks total returns that track the performance of the MSCI EAFE Index.
Investment in Thrivent International Index Portfolio involves risks including equity security, foreign securities, foreign currency, futures contract, global indexing strategy/index tracking, issuer, large cap, market, and mid cap. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent International Index Portfolio earned a return of -14.56%, compared with the average return of its peer group, the Morningstar
Foreign Large Blend Category, of -15.59%. The Portfolio’s market benchmark, the MSCI EAFE Index, earned a return of -14.45%.
What factors affected the Portfolio’s performance?
The Portfolio’s holdings are aligned with those of the MSCI EAFE Index. The difference in performance between the benchmark index and the Portfolio is primarily attributable to Fund expenses, with only minor differences due to portfolio composition and cash flow management.
In 2022, rising inflation, interest rate hikes from central banks, increasing prospects for a global recession, and the ongoing war in Ukraine roiled global equity markets. International developed markets were further pressured by weakened local currencies versus the U.S. dollar.
The eurozone’s economy stalled in large part because of the energy supply disruption resulting from the war in Ukraine. Asia-Pacific stocks declined significantly, largely due to China’s strict zero-Covid lockdowns. Japanese stocks also declined amid an economic contraction and a sharp decline in the yen relative to the U.S. dollar.
What is your outlook?
Geopolitical uncertainty has significantly clouded the outlook for the global economy. Elevated energy prices will continue to exacerbate inflationary pressures, challenge corporate earnings, and constrain economic growth. A mild recession in 2023 is not out of the question. If central banks could adopt a more accommodative stance and slow the pace of rate increases, that would be a tailwind for the global stock market. The reopening of China’s economic activities after prolonged lockdowns, mid- to long-term, should help Japan and the broader
Asia-Pacific region to recover. Also, a de-escalation of the conflict between China and Taiwan or a move toward resolution of the war in
Ukraine could provide strong support for international stocks in 2023.

Portfolio Composition
(% of Portfolio)
Common Stock 98.1%
Short-Term Investments 1.6%
Preferred Stock 0.3%
Total 100.0%
Major Market Sectors
(% of Net Assets)
Financials 18.2%
Industrials 14.7%
Health Care 13.3%
Consumer Discretionary 10.9%
Consumer Staples 10.3%
Information Technology 7.7%
Materials 7.6%
Energy 4.9%
Communications Services 4.4%
Utilities 3.4%
Top 10 Countries
(% of Net Assets)
Japan 21.4%
United Kingdom 14.2%
France 10.7%
Switzerland 10.4%
Germany 7.9%
Australia 7.7%
Netherlands 5.6%
Sweden 3.0%
Denmark 2.9%
Hong Kong 2.6%
Investments in securities in these countries
represent 86.4% of the total net assets of the
Portfolio.
Portfolio Composition excludes derivatives and collateral held for securities loaned.
Market Sectors and Top 10 Countries exclude short-term investments, derivatives, and collateral held for securities loaned.
Quoted Portfolio Composition, Major Market Sectors and Top 10 Countries are subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year From Inception 4/29/2020
-14.56% 7.82%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The MSCI EAFE Index is an index that represents the performance of large and mid-cap securities across 21 developed markets, including countries in
Europe, Australasia and the Far East, and excluding the U.S. and Canada.
** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Large Cap Growth Portfolio

Lauri Brunner and Jaimin Soni, Portfolio Co-Managers
Thrivent Large Cap Growth Portfolio seeks to achieve long-term growth of capital.
Investment in Thrivent Large Cap Growth Portfolio involves risks including large cap, growth investing, equity security, foreign securities, investment adviser, issuer, market, non-diversified, and technology-oriented companies. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent Large Cap Growth Portfolio earned a return of -33.64%, compared with the average return for its peer group, the Morningstar
Large Growth Category, of -31.88%. The Portfolio’s market benchmarks, the Russell 1000® Growth Index and the S&P 500 Growth Index,
earned returns of -29.14% and -29.41%, respectively.
What factors affected the Portfolio’s performance?
Poor stock selection drove Thrivent Large Cap Growth Portfolio’s lackluster performance during the year. At the sector level, the
Consumer Discretionary sector lagged the most due to mega-cap technology names Tesla and Amazon.com, which both experienced slowing sales growth. Staying with the consumer theme, the Portfolio’s performance in the Consumer Staples sector was strong, driven by Walmart, which benefited from consumers seeking value for food and household items during a period of high inflation. The Portfolio underperformed in the Information Technology sector, as financial technology companies encountered slowing revenue and profit growth trends. Sector performance was also negatively impacted by NVIDIA, where concerns about supply constraints shifted to concerns regarding excess inventories during the year. Apple was again a strong performer for the Portfolio during the year as the company continued to make progress on building its services ecosystem.
Over the past 12 months, we added breadth to the Portfolio through new positions in the Energy and Materials sectors. We lowered some exposures in Information Technology to initiate positions in high-quality growth names that dominate in their respective markets. One new addition to the Portfolio has recently shifted its business model, which has set the stage for expanded use of its services.
What is your outlook?
Sales and profit growth expectations for large-cap companies that are found at the intersection of technology and the consumer have endured very negative resets in the past 12 months. Large-cap companies, mainly in technology-led sectors, are now on the path to control costs, mainly through reductions in labor force and cancelation of unprofitable projects. Therefore, although the demand environment remains uncertain, companies are controlling costs, which sets the stage for an improved profit outlook going forward.
Our investment process continues along the same path with ongoing refinements. We view our bi-monthly meetings with the large-cap analysts as crucial to our process of researching existing names (operating developments) and considering new names to add to the
Portfolio. In terms of refinements, we are spending more time on risk management and factor reviews, which will help us limit unintended exposures.
Fundamentally, we believe investors will favor large-cap growth companies with strong organic growth opportunities, large and/or expanding target addressable markets, and operating initiatives that reflect data-driven insights to serve their end markets.

Portfolio Composition
(% of Portfolio)
Common Stock 94.7%
Short-Term Investments 3.0%
Registered Investments
Companies 2.3%
Total 100.0%
Major Market Sectors
(% of Net Assets)
Information Technology 32.5%
Health Care 15.8%
Consumer Discretionary 13.6%
Communications Services 10.2%
Financials 7.9%
Industrials 7.0%
Consumer Staples 4.0%
Unaffiliated Registered
Investment Companies 2.3%
Energy 1.3%
Materials 1.0%
Top 10 Holdings
(% of Net Assets)
Microsoft Corporation 9.5%
Alphabet, Inc., Class C 6.0%
Amazon.com, Inc. 5.7%
Apple, Inc. 4.4%
NVIDIA Corporation 3.7%
NIKE, Inc. 2.8%
Danaher Corporation 2.7%
Intuitive Surgical, Inc. 2.4%
ServiceNow, Inc. 2.4%
Home Depot, Inc. 2.3%
These securities represent 41.9% of the total
net assets of the Portfolio.
Portfolio Composition excludes derivatives and collateral held for securities loaned.
Market Sectors and Top 10 Holdings exclude short-term investments, derivatives, and collateral held for securities loaned.
Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year 5-Year 10-Year
-33.64% 9.75% 12.94%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The Russell 1000
®
Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the index.
** The S&P 500 Growth Index is a market capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within the S&P 500
®
Index that exhibit strong growth characteristics.
*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Large Cap Index Portfolio

Brian W. Bomgren, CQF, and Sharon Wang, CFA, FRM, Portfolio Co-Managers
Thrivent Large Cap Index Portfolio seeks total returns that track the performance of the S&P 500® Index.
Investment in Thrivent Large Cap Index Portfolio involves risks including large cap, market, equity security, futures contract, indexing strategy/
index tracking, issuer, and technology-oriented companies. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent Large Cap Index Portfolio earned a return of -18.30%, compared with the average return for its peer group, the Morningstar Large
Blend Category, of -17.38%. The Portfolio’s market benchmark, the S&P 500® Index, earned a return of -18.11%.
What factors affected the Portfolio’s performance?
The Portfolio’s holdings are aligned with those of the S&P 500® Index. The difference in performance between the benchmark index and the Portfolio is primarily attributable to expenses, with only minor differences due to portfolio composition and cash flow management.
In 2022, the equity market experienced exceptional volatility largely due to inflation, rising interest rates, and geopolitical tensions. Ten of the 11 economic sectors in the index had pullbacks. Consumer sectors were impacted largely by elevated inflation and supply chain issues. High growth stocks suffered the most due to their sensitivity to interest rates, leading the Communication Services and Information
Technology sectors to underperform in the index. The Energy sector was the only sector that experienced a significant gain in 2022 due to the multi-year increase in the price of gas and oil.
What is your outlook?
Although fundamentals have been resilient, earnings in 2023 may continue to deteriorate as financial conditions tighten due to monetary policymakers continuing apace with rate hikes and their goal of reducing inflation. A mild recession in 2023 is not out of the question. If the
Federal Reserve can slow its pace of rate increases, that would be a tailwind for the stock market. It would also increase the probability that policymakers have engineered a “soft landing” for the U.S. economy by bringing down inflation without too much damage to economic growth. We still see a significant amount of geopolitical uncertainty; however, a de-escalation of the conflict between China and Taiwan or a move toward resolution of the war in Ukraine could provide strong support for stocks in 2023.

Portfolio Composition
(% of Portfolio)
Common Stock 98.9%
Short-Term Investments 1.1%
Total 100.0%
Major Market Sectors
(% of Net Assets)
Information Technology 25.5%
Health Care 15.6%
Financials 11.5%
Consumer Discretionary 9.7%
Industrials 8.6%
Communications Services 7.2%
Consumer Staples 7.1%
Energy 5.2%
Utilities 3.1%
Materials 2.7%
Top 10 Holdings
(% of Net Assets)
Apple, Inc. 6.0%
Microsoft Corporation 5.5%
Amazon.com, Inc. 2.3%
Berkshire Hathaway, Inc. 1.7%
Alphabet, Inc., Class A 1.6%
UnitedHealth Group, Inc. 1.5%
Alphabet, Inc., Class C 1.4%
Johnson & Johnson 1.4%
Exxon Mobil Corporation 1.4%
J.P. Morgan Chase & Company 1.2%
These securities represent 24.0% of the total
net assets of the Portfolio.
Portfolio Composition excludes derivatives and collateral held for securities loaned.
Market Sectors and Top 10 Holdings exclude short-term investments, derivatives, and collateral held for securities loaned.
Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year 5-Year 10-Year
-18.30% 9.15% 12.24%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trade-
mark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent. The product is not sponsored, endorsed or promoted by Standard
& Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Large Cap Value Portfolio

Kurt J. Lauber, CFA, and Thomas C. Lieu, CFA, Portfolio Co-Managers
Thrivent Large Cap Value Portfolio seeks to achieve long-term growth of capital.
Investment in Thrivent Large Cap Value portfolio involves risks including large cap, value investing, equity security, foreign securities, investment adviser, issuer, and market. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent Large Cap Value Portfolio earned a return of -4.68%, compared with the average return of its peer group, the Morningstar Large
Value Category, of -4.96%. The Portfolio’s market benchmarks, the Russell 1000® Value Index and the S&P 500 Value Index, earned returns of -7.54% and -5.22%, respectively.
What factors affected the Portfolio’s performance?
Positive stock selection and good sector allocation drove the Portfolio’s outperformance versus the various indexes over the past year.
Health Care, Industrials, Real Estate, Utilities, and Materials led in overall performance and stock selection. Health Care stock selection performance was driven by biotechnology with a well-timed purchase and sale of AbbVie for Gilead Sciences. Gilead Sciences benefited from better quarterly results, settlement with generic filers that extended the life of its HIV franchise, and stronger-than-expected clinical results for Trodelvy in a specific breast cancer market. Also, positive reaction to Biogen’s latest Alzheimer’s disease data added value.
Cigna benefited from improvement of its medical loss ratio in health insurance and better performance from its prescription benefits manager. Industrial stock selection was driven by CNH Industrials, which benefited from an aging farm equipment market and the need for precision agriculture reinforced with its Raven Industries acquisition. Also, Emerson Electric’s transformation to a pure-play automation and software company should better benefit from onshoring and the new energy cycle, which drove its shares. Utilities had the best individual contributor of overall performance for the year through a position in Constellation Energy. The company’s nuclear utilities will benefit from higher power prices with the closing of carbon-based plants and less potential downside from the most recent regulatory relief that put a floor on nuclear prices. Even prior to the invasion of Ukraine, low-cost fertilizer and steel companies CF Industries and Nucor in the Materials sector were performing well. China’s reduced export focus in these two areas, plus the energy crisis in Europe from Russian hostilities, have driven the long-term cost curve even higher for competitors of these two companies.
Communication Services stock selection struggled as slowing subscriber growth hurt both Comcast and Verizon Communications, although for different reasons. Comcast’s high speed Internet subscriber growth slowed following the Covid bump and in the face of increased competition from fiber and fixed wireless access. Meanwhile, Verizon’s 5G efforts have yet to differentiate the company and bear fruit. Consumer Discretionary underperformed due to the Portfolio’s automobile holdings, as well as Sony Group, which were both unable to meet demand due to lack of semiconductor chips as supply chain issues from China lingered. Stock selection in Energy was negatively impacted by owning BP versus not owning Chevron and ExxonMobil due to BP’s forced exit from its stake in Russian oil giant Rosneft. On the other hand, positions in Devon Energy and ConocoPhillips performed well among oil and gas exploration companies.
What is your outlook?
The Federal Reserve’s response to high inflation was made worse by the Ukraine conflict and lack of supply chain improvement from
China’s zero-Covid policy, adding volatility to the economy and markets. Investors must be mindful that the Covid-led recession and recovery is very different from the previous Great Recession. Consumer and enterprise balance sheets are in better positions and economic demand, while slowing, remains more resilient, which makes the Fed’s intent to bring inflation under control even harder. As a result, the Fed has raised rates, signaled continued rate increases, and indicated rates will remain higher for longer. Investors now fear that the impact will slow economic demand too far, leading to a recession. Although the market is increasingly pricing in this scenario, a counter view would be that the market is doing the Fed’s work for it. Higher rates are tempering future spending plans, given the negative wealth effect, which is starting to show up in corporate earnings. In addition, China’s abrupt exit from its zero-Covid policy will introduce additional uncertainty in the near-term regarding supply chain issues, but that will eventually ease. China’s economy, which has been a drag on global growth, could open quicker with additional government stimulus.
Thrivent Large Cap Value Portfolio’s process involves taking advantage of these dislocations and the resulting confusion by adding value through a stock selection process that focuses on ranking companies on valuation, operating performance, and catalysts. The Portfolio remains overweighted in attractively valued stocks and focused on companies that can improve returns above those already priced into their stock.

Portfolio Composition
(% of Portfolio)
Common Stock 98.1%
Short-Term Investments 1.9%
Total 100.0%
Major Market Sectors
(% of Net Assets)
Financials 19.2%
Health Care 18.4%
Industrials 12.3%
Information Technology 9.6%
Energy 9.2%
Consumer Staples 7.2%
Consumer Discretionary 6.5%
Communications Services 5.5%
Utilities 4.0%
Materials 3.6%
Top 10 Holdings
(% of Net Assets)
Walmart, Inc. 2.4%
Cisco Systems, Inc. 2.3%
Philip Morris International, Inc. 2.3%
J.P. Morgan Chase & Company 2.2%
ConocoPhillips 2.1%
Gilead Sciences, Inc. 2.1%
Bank of America Corporation 2.0%
Merck & Company, Inc. 2.0%
Microsoft Corporation 1.9%
Lowe's Companies, Inc. 1.9%
These securities represent 21.2% of the total
net assets of the Portfolio.
Portfolio Composition excludes derivatives and collateral held for securities loaned.
Market Sectors and Top 10 Holdings exclude short-term investments, derivatives, and collateral held for securities loaned.
Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year 5-Year 10-Year
-4.68% 8.33% 11.08%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The Russell 1000
®
Value Index measures the performance of large cap value stocks.
** The S&P 500 Value Index is a market capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within the S&P 500
®
Index that exhibit strong value characteristics.
*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Limited Maturity Bond Portfolio

Michael G. Landreville, CFA, CPA (inactive), Jon-Paul (JP) Gagne, and Cortney L. Swensen, CFA, Portfolio Co-Managers*
Thrivent Limited Maturity Bond Portfolio seeks a high level of current income consistent with stability of principal.
Investment in Thrivent Limited Maturity Bond Portfolio involves risks including government securities, mortgage-backed and other asset-backed securities, collateralized debt obligations, credit, futures contract, high yield, interest rate, investment adviser, issuer, LIBOR, liquidity, and market.
A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
*Effective May 31, 2022, Gregory R. Anderson, CFA, no longer serves as portfolio manager of the Portfolio.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent Limited Maturity Bond Portfolio earned a return of -4.18%, compared with the average return of its peer group, the Morningstar
Short-Term Bond Category, of -5.36%. The Portfolio’s market benchmark, the Bloomberg Government/Credit 1-3 Year Bond Index, earned a return of -3.69%.
What factors affected the Portfolio’s performance?
As the period got underway, inflation began surging as supply chain disruptions, higher commodity prices, shipping bottlenecks, and lack of materials and workers all contributed to pricing pressures. In response, the Federal Reserve (Fed) kicked off an unprecedented rate hike campaign to slow the economy and rein in rapidly rising prices. With inflation hitting a 40-year high by summer, policymakers ramped up their pace, including four consecutive 75-basis-point hikes and one more 50-basis-point increase in December. Over the full year, the
Fed increased the fed funds rate seven times to end 2022 in the 4.25% to 4.50% range.
Interest rates rose rapidly across the yield curve and volatility spiked as the market reacted to the more aggressive Fed pace than anticipated, pressuring all areas of the fixed-income market over the period. Short rates increased more than long rates and the yield curve flattened with two-year Treasury yields jumping 369 basis points to end the period at 4.43%, while five-year Treasuries rose 274 basis points to 4.00%. Credit spreads in the one-to-three year corporate segment widened out during the fiscal year from 42 basis points over
Treasuries to 73 basis points by period end. Money flowed out of risk assets for much of the year, while at the same time corporate bond issuance was significantly lower than the past few record-breaking years, a positive technical factor that helped support the market.
Duration and yield curve positioning contributed the most to the Portfolio’s outperformance versus its Morningstar peers. The Portfolio’s shorter duration buffered the portfolio somewhat from the drop in bond prices as rates rose sharply across the yield curve. During the period, we reduced the spread duration of the corporate portfolio by about one-third of a year, which also helped because it lessened the impact of spread widening in the segment. The Portfolio’s positioning for a flatter yield curve contributed significantly, since short-term rates rose more than long-term rates. We underweighted two-year Treasury futures to help manage the Portfolio’s exposure in the two-year segment of the yield curve where rates rose the most. Security selection with corporates was also strong and aided results, particularly in the investment-grade segment across every sector except for finance companies.
The Portfolio’s securitized exposures were the biggest detractors, as spreads widened because of the more uncertain consumer and the housing price correction. The durations of many securities within these sectors also extended meaningfully as the Fed tightened monetary policy and interest rates spiked. Although about one-third of the Portfolio’s securitized exposure was in floating-rate securities that adjust along with rates, which was beneficial, the Portfolio also began the period with around 13% exposure to nonagency collateralized mortgage obligations (CMOs), which did not perform well. Additionally, in corporates, the Portfolio’s small allocation to preferred securities detracted as rates went up and the duration of these securities extended. European banks also underperformed because of negative headlines involving Credit Suisse and the broader sector, as well as Russia’s invasion of Ukraine and Europe’s resulting energy crisis.
The Portfolio underperformed the Bloomberg benchmark because of its larger exposure to risk assets, including corporate and securitized sectors. The benchmark has a much higher-quality profile, with approximately 77% in Treasuries and other government-related securities,
23% in investment-grade corporates, and 0% in securitized assets. The benchmark also had a slightly shorter duration than the Portfolio.
What is your outlook?
The degree to which the Fed and other global central banks must hike rates to stave off inflation remains the biggest issue impacting the economy and the fixed-income market. At this point, we do not believe spreads have fully priced in the likelihood of a global recession in
2023 and expect them to widen. We also do not anticipate the Fed will be able to pivot to rate cuts anytime soon; therefore, we continue to position the portfolio more defensively in terms of risk. While we added corporate exposure, which increased to 60% of the Portfolio by period end, we emphasized securities with shorter maturity profiles to insulate the segment somewhat from potential spread widening.
We also focused corporate additions primarily in the investment-grade area in A- and BBB-rated securities. At the same time, high-yield exposure has fallen slightly to just under 5% of the portfolio mostly due to rising stars, which are bonds that have been upgraded to investment grade. We lowered nonagency securitized exposure to about 27% of the portfolio by period end, as these securities tend to be less liquid, which is where we expect to remain in the near term. We lowered collateralized loan obligation (CLO) exposure to around
5.5%, and agency mortgage-backed securities (MBS) exposure is currently around 1.5%. The Portfolio is positioned to a relatively neutral duration, although we are maintaining a curve-flattening bias based on recession fears. If we see markets weaken further in the coming year, we will likely begin to increase risk exposure in the corporate and securitized segments as yields are attractive. The Portfolio’s goal continues to be to provide investors with a yield advantage over its peer group with less volatility.

Major Market Sectors
(% of Net Assets)
Financials 29.6%
Asset-Backed Securities 15.2%
Collateralized Mortgage
Obligations 11.0%
U.S. Government & Agencies 9.5%
Consumer Cyclical 5.8%
Consumer Non-Cyclical 5.1%
Energy 4.7%
Utilities 3.6%
Technology 3.5%
Communications Services 2.5%
Top 10 Holdings
(% of Net Assets)
U.S. Treasury Notes 2.4%
U.S. Treasury Notes 1.6%
U.S. Treasury Notes 1.5%
U.S. Treasury Notes 1.5%
U.S. Treasury Notes 1.2%
Federal National Mortgage Association
Conventional 15-Yr. Pass Through 1.1%
Longfellow Place CLO, Ltd. 0.8%
Sound Point CLO XV, Ltd. 0.7%
Affirm Asset Securitization Trust 0.7%
U.S. Treasury Notes 0.7%
These securities represent 12.2% of the total
net assets of the Portfolio.
Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). If Moody’s and S&P
have assigned different ratings to a security, the lowest rating for the security is used. Ratings from S&P, when used, are converted into their equivalent
Moody’s ratings. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.
Major Market Sectors and Top 10 Holdings exclude short-term Investments, derivatives, and collateral held for securities loaned. Bond Quality Ratings
Distributions exclude collateral held for securities loaned. Quotes Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are
subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year 5-Year 10-Year
-4.18% 1.12% 1.39%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The Bloomberg Government/Credit 1-3 Year Bond Index is an index that measures the performance of government and corporate fixed-rate debt securi-
ties with maturities of 1-3 years.
** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Low Volatility Equity Portfolio

Noah J. Monsen, CFA, and Brian W. Bomgren, CQF, Portfolio Co-Managers
The Portfolio seeks long-term capital appreciation with lower volatility relative to the global equity markets.
Investment in Thrivent Low Volatility Equity Portfolio involves risks including equity security, large cap, quantitative investing, derivatives, foreign currency, foreign securities, futures contract, investment adviser, issuer, market, and mid cap. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent Low Volatility Equity Portfolio earned a return of -10.67%, compared with the average return of its peer group, the Morningstar
Global Large-Stock Blend Category, of -17.36%. The Portfolio's market benchmark, the MSCI World Minimum Volatility Index–USD Net
Returns, earned a return of -9.79%.
What factors affected the Portfolio’s performance?
Global markets experienced high volatility and negative returns throughout the past year because of both macroeconomic and geopolitical forces. After a long period of low inflation and correspondingly low or even negative interest rates around the world, inflation was sparked by the combination of government stimulus due to the Covid pandemic and the slowness of supply chains’ recovery from pandemic-
related stoppages. Russia’s invasion of Ukraine last year added to the inflationary pressures, especially in Europe, by disrupting food and energy supplies. In the face of these inflationary pressures, central banks, led by the U.S. Federal Reserve, raised interest rates in an effort to curtail demand and reduce inflation. Rising interest rates have been a significant headwind to stocks throughout the world. With U.S.
rates rising farther and faster than those in other developed countries, the U.S. dollar has strengthened relative to foreign currencies. For
U.S. investors, the appreciation in the dollar is a drag on returns from foreign stocks, and U.S. stocks have outperformed foreign stocks when accounting for currency effects.
In the volatile environment, the Portfolio’s low-volatility strategy provided significant downside protection versus traditional market indexes as stocks broadly dropped. As a result, the Portfolio’s overweighting to low volatility was the main factor in its outperformance versus its Morningstar peer group, which tracks the broader market more closely since most constituents are not low-volatility portfolios. The
Portfolio’s low-volatility overweighting also contributed positively to its MSCI benchmark-relative returns.
The Portfolio’s overall shortfall versus the MSCI benchmark for the period, however, was mainly concentrated in the Health Care sector where the Portfolio’s positioning among different industries was detrimental to results. The Portfolio was underweighted in the biotechnology industry, while overweighted in health care equipment and supplies, as well as life sciences tools and services. Each of these allocations resulted in negative performance relative to the benchmark. Stock selection also hurt the Portfolio’s performance in the
Materials and Industrials sectors. On the other hand, stock selection added materially to the Portfolio’s results in the Utilities sector.
Across countries, results were weakest in the U.S. and Switzerland, where the Portfolio’s Health Care sector exposure is largely concentrated, accounting for most of their negative contribution to performance. Conversely, performance was especially strong in Japan, where the Portfolio added value across most sectors, with the largest contributions coming from Consumer Discretionary and Utilities stocks.
The Portfolio uses equity index futures to manage cash flows and overall market exposure, which did not have a significant impact on performance.
What is your outlook?
The outlook for global stocks hinges on developments on the geopolitical and economic fronts. We expect the actions of central banks to begin to take effect, gradually lowering inflation rates and allowing further interest rate increases to proceed at a less aggressive pace. If this scenario takes place, we believe it will set the stage for stocks to rebound from the negative returns of the past year and for volatility to gradually abate.
A slowdown in the pace of U.S. interest rate increases could also benefit international stocks in the portfolio. The strength of the U.S. dollar, and corresponding weakness of foreign currencies such the euro, Japanese yen, and British pound, not only reduces returns of foreign stocks for U.S. investors, but it has also increased inflationary pressures in these countries. Easing of those pressures would make it more likely that central banks could reduce inflation with less impact on economic growth. The conflict between Ukraine and Russia remains a risk, especially in Europe, where the situation could threaten energy supplies throughout the winter. Any movement toward resolution of the war is likely to be a tailwind to stocks in the region.

Portfolio Composition
(% of Portfolio)
Common Stock 99.5%
Short-Term Investments 0.5%
Total 100.0%
Major Market Sectors
(% of Net Assets)
Health Care 21.2%
Consumer Staples 14.5%
Information Technology 13.4%
Communications Services 11.4%
Industrials 9.9%
Financials 9.4%
Consumer Discretionary 6.7%
Utilities 6.7%
Materials 3.0%
Energy 1.9%
Top 10 Countries
(% of Net Assets)
United States 63.6%
Japan 11.2%
Switzerland 5.7%
Canada 5.2%
Hong Kong 2.3%
France 2.1%
Denmark 1.5%
Norway 1.4%
Spain 1.3%
Israel 1.2%
Investments in securities in these countries
represent 95.5% of the total net assets of the
Portfolio.
Portfolio Composition excludes derivatives and collateral held for securities loaned.
Market Sectors and Top 10 Countries exclude short-term investments, derivatives, and collateral held for securities loaned.
Quoted Portfolio Composition, Major Market Sectors, and Top 10 Countries are subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year 5-Year
From Inception
4/28/2017
-10.67% 5.30% 6.45%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The MSCI World Minimum Volatility Index – USD Net Returns measures the performance characteristics of a minimum variance strategy applied to a uni-
verse of large and mid-cap stocks in 23 developed market countries. It is an optimized version of the MSCI World Index. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Mid Cap Growth Portfolio

David J. Lettenberger, CFA, Siddharth Sinha, CFA, and Michael P. Hubbard, Portfolio Co-Managers*
Thrivent Mid Cap Growth Portfolio seeks long-term capital growth.
Investment in Thrivent Mid Cap Growth Portfolio involves risks including mid cap, growth investing, equity security, investment adviser, issuer, market, and technology-oriented companies. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
*Effective November 1, 2022, Michael P. Hubbard was named as portfolio manager of the Portfolio.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent Mid Cap Growth Portfolio earned a return of -28.52%, compared with the average return of its peer group, the Morningstar
Mid-Cap Growth Category, of -29.17%. The Portfolio’s market benchmarks, the Russell Midcap® Growth Index and the S&P MidCap 400
Growth Index, earned returns of -26.72% and -18.96%, respectively.
What factors affected the Portfolio’s performance?
The reporting period was characterized by a significant sell off in equity markets, particularly in the mid-cap growth universe. As U.S. and global inflation reached a multi-decade high during 2022, the Federal Reserve responded by aggressively hiking the federal funds rates.
This caused a significant sell off in interest-rate sensitive growth stocks, especially in high-growth, non-earning stocks.
The Portfolio slightly outperformed the Morningstar peer group but underperformed the Russell Midcap® Growth Index. Strong stock selection in the Industrials, Consumer Discretionary, Consumer Staples and Materials sectors was offset by poor selection in Information
Technology. An underweighted allocation to the top-performing Energy sector also hurt performance.
The Industrials sector was a relative outperformer within the Russell Midcap® Growth Index, and solid stock selection helped the Portfolio outperform the index in this area. The Portfolio experienced strong performance from Industrial stocks such as WillScot Mobile Mini, Chart
Industries, Howmet Aerospace, and Carlisle Companies. The Consumer Discretionary sector was one of the worst performers in the
Russell Midcap® Growth Index, as companies struggled with tough comparisons versus 2021’s Covid stimulus-driven spending boost.
The sector also suffered from a pullback in consumer spending on goods in the face of high inflation, resulting in rising consumer goods inventories. The Portfolio outperformed in this sector, benefiting from its underweighted positions in Covid-beneficiary stocks such as Etsy,
Peloton Interactive, and Carvana that significantly underperformed. The Portfolio’s performance was aided by a position in Ulta Beauty, a leading cosmetics retailer, which posted strong results fueled by reopening consumer dynamics and a favorable cosmetics innovation cycle. The Consumer Staples and Materials sectors were relative outperformers in the Russell Midcap® Growth Index, and the Portfolio
outpaced the benchmark in these sectors, driven by positions in Lamb Weston in the former, as well as RPM International in the latter.
Information Technology was one of the worst-performing sectors in the index. The Portfolio underperformed even more in this area due to its overweighting to high-growth stocks in this sector earlier in the year. Several high-growth software positions, including Okta, Bill.
com, and Five9, underperformed due to weak company-specific performance, and were further pressured by the rate-driven, high-growth stock sell off. Energy was the best-performing sector in the Russell Midcap® Growth Index during the period. The segment benefited from a strong increase in oil prices driven by demand recovery coming out of the Covid crisis, coupled with limited supply growth that was exacerbated by the Russia-Ukraine crisis. Therefore, the Portfolio’s underweighted allocation to the Energy sector negatively impacted performance versus both the index and the Morningstar category. We initiated positions in Matador Resources earlier in 2022 and
TechnipFMC later in 2022, which helped performance; however, overall, the Portfolio remains underweighted in the Energy sector.
Finally, the Financials sector was an outperformer in the Russell Midcap® Growth Index, but the Portfolio underperformed the index in this area. Strong performance in the insurance sub-sector, led by property and casualty insurer Kinsale Capital Group and insurance broker Arthur J. Gallagher & Co., was offset by underperformance in the Portfolio’s regional bank holding, Signature Bank. The Portfolio’s performance in the remaining Communication Services and Real Estate sectors was broadly neutral to slightly positive versus the index.
What is your outlook?
The Portfolio’s management team continues to identify and invest in companies with sustainable growth opportunities and strong competitive advantages that can execute regardless of the market or economic environment. In addition, the team is using the high volatility and sell off among growth stocks to initiate new positions in names with long-term secular growth potential. We believe these corrections present an opportunity to evaluate new secular growth stocks in sectors that fit the Portfolio’s mandate.

Portfolio Composition
(% of Portfolio)
Common Stock 95.2%
Short-Term Investments 3.6%
Registered Investments
Companies 1.2%
Total 100.0%
Major Market Sectors
(% of Net Assets)
Information Technology 24.0%
Industrials 18.8%
Health Care 18.5%
Consumer Discretionary 12.0%
Financials 8.4%
Materials 4.6%
Consumer Staples 4.3%
Real Estate 2.8%
Energy 2.2%
Communications Services 1.3%
Top 10 Holdings
(% of Net Assets)
Howmet Aerospace, Inc. 2.5%
Lamb Weston Holdings, Inc. 2.1%
Insulet Corporation 2.0%
DexCom, Inc. 1.9%
Kinsale Capital Group, Inc. 1.9%
MSCI, Inc. 1.8%
RPM International, Inc. 1.8%
Paycom Software, Inc. 1.8%
WillScot Mobile Mini Holdings
Corporation 1.8%
Five Below, Inc. 1.8%
These securities represent 19.4% of the total
net assets of the Portfolio.
Portfolio Composition excludes derivatives and collateral held for securities loaned.
Market Sectors and Top 10 Holdings exclude short-term investments, derivatives, and collateral held for securities loaned.
Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year From Inception 4/29/2020
-28.52% 6.80%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The Russell Midcap® Growth Index is an unmanaged market capitalization-weighted index of medium capitalization growth oriented stocks of U.S.
domiciled companies that are included in the Russell Midcap Index.
** The S&P MidCap 400 Growth Index is an index that measures the performance of the growth stocks in the S&P MidCap 400® Index.
*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Mid Cap Index Portfolio

Brian W. Bomgren, CQF, and Sharon Wang, CFA, FRM, Portfolio Co-Managers
Thrivent Mid Cap Index Portfolio seeks total returns that track the performance of the S&P MidCap 400® Index.
Investment in Thrivent Mid Cap Index Portfolio involves risks including mid cap, market, equity security, futures contract, indexing strategy/
index tracking, and issuer. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent Mid Cap Index Portfolio earned a return of -13.25%, compared with the average median return of its peer group, the Morningstar
Mid Cap Blend Category, of -15.73%. The Portfolio’s market benchmark, the S&P MidCap 400® Index, earned a return of -13.06%.
What factors affected the Fund’s Portfolio’s performance?
The Portfolio’s holdings are aligned with those of the S&P MidCap 400® Index. The difference in performance between the benchmark index and the Portfolio is primarily attributable to Fund expenses, with only minor differences due to portfolio composition and cash flow management.
In 2022, the equity market experienced exceptional volatility largely due to inflation, rising interest rates, and geopolitical tensions. Ten of the 11 economic sectors in the index had pullbacks. Consumer sectors were impacted largely by elevated inflation and supply chain issues. High growth stocks suffered the most due to their sensitivity to interest rates, leading the Communication Services and Information
Technology sectors to underperform in the index. The Energy sector was the only sector that experienced a significant gain in 2022 due to the multi-year increase in the price of gas and oil.
What is your outlook?
Although fundamentals have been resilient, earnings in 2023 may continue to deteriorate as financial conditions tighten due to monetary policy makers continuing apace with rate hikes and their goal of reducing inflation. A mild recession in 2023 is not out of the question. If the Federal Reserve can slow its pace of rate increases, that would be a tailwind for the stock market. It would also increase the probability that policymakers have engineered a “soft landing” for the U.S. economy by bringing down inflation without too much damage to economic growth. We still see a significant amount of geopolitical uncertainty; however, a de-escalation of the conflict between China and Taiwan or a move toward resolution of the war in Ukraine could provide strong support for stocks in 2023.

Portfolio Composition
(% of Portfolio)
Common Stock 98.1%
Short-Term Investments 1.9%
Total 100.0%
Major Market Sectors
(% of Net Assets)
Industrials 19.4%
Financials 14.8%
Consumer Discretionary 13.7%
Information Technology 11.8%
Health Care 10.0%
Real Estate 8.0%
Materials 6.4%
Utilities 4.0%
Consumer Staples 4.0%
Energy 3.8%
Top 10 Holdings
(% of Net Assets)
Fair Isaac Corporation 0.7%
First Horizon Corporation 0.6%
United Therapeutics Corporation 0.6%
Hubbell, Inc. 0.6%
RPM International, Inc. 0.6%
Carlisle Companies, Inc. 0.6%
Reliance Steel & Aluminum Company 0.6%
AECOM 0.6%
Toro Company 0.6%
Neurocrine Biosciences, Inc. 0.5%
These securities represent 6.0% of the total net
assets of the Portfolio.
Portfolio Composition excludes derivatives and collateral held for securities loaned.
Market Sectors and Top 10 Holdings exclude short-term investments, derivatives, and collateral held for securities loaned.
Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year 5-Year 10-Year
-13.25% 6.45% 10.45%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The S&P MidCap 400® Index is an index that represents the average performance of a group of 400 medium capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Mid Cap Stock Portfolio

Brian J. Flanagan, CFA, Vikram Kaura, and J.P. McKim, CFA, Portfolio Co-Managers*
Thrivent Mid Cap Stock Portfolio seeks long-term capital growth.
Investment in Thrivent Mid Cap Stock Portfolio involves risks including mid cap, equity security, market, investment adviser, and issuer. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
*Effective May 31, 2022, Vikram Kaura and J.P. McKim, CFA, were named as portfolio managers of the Portfolio.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent Mid Cap Stock Portfolio earned a return of -17.96%, compared with the average return of its peer group, the Morningstar Mid-Cap
Blend Category, of -15.73%. The Portfolio’s market benchmarks, the Russell Midcap® Index and the S&P MidCap 400® Index, earned returns of -17.32% and -13.06%, respectively.
What factors affected the Portfolio’s performance?
Thrivent Mid Cap Stock Portfolio underperformed the Russell Midcap® Index mainly because of security selection within the Health Care,
Consumer Discretionary, and Information Technology sectors, which was somewhat offset by more favorable results among the Industrials,
Financials, and Materials sectors. Declining consumer spending depressed sales of Align Technology’s products within the Health Care sector. Consumer Discretionary also detracted as high debt levels and increasing investor concerns regarding marketing spending on online gambling hurt Caesars Entertainment. Expedia Group also weighed on Consumer Discretionary returns as investor worries regarding travel and competition created hurdles too high to overcome. Within the Information Technology sector, supply chain difficulties prevented Ciena and Calix from meeting their revenue and margin targets.
The Portfolio’s outperformance in Industrials was led by Quanta Services and United Rentals. Quanta Services saw increasing demand for its construction and engineering services as utility customers expanded renewable resources, buried electrical cables, and added generation capacity. Improving nonresidential construction spending increased revenues and returns at United Rentals. Property and casualty insurance companies Kinsale Capital Group and Arch Capital Group buoyed the Financials sector’s performance. Kinsale
Capital’s superior business model and management team allowed the company to capitalize on increasing insurance prices to grow revenues and improve returns. Arch Capital also benefited from increasing insurance prices and used its diverse business model to allocate capital to the highest-returning markets. Improving returns combined with attractive valuations proved to be a powerful combination. Finally, Steel Dynamics outperformed in the Materials sector as the market rewarded sound capital allocation decisions and a rare competitive moat within the steel industry.
What is your outlook?
The market faces many risks including: high inflation; increasing interest rates as the Federal Reserve (Fed) combats the inflation threat;
more restrictive fiscal policy this year after several initiatives in 2020 and 2021 to combat the Covid pandemic; a slowing worldwide economy; and an unpredictable war raging in Ukraine. For the first time in decades, Fed policymakers are significantly increasing the federal funds rate to fight off inflation at the same time the U.S. economy is slowing down. The Fed intends to battle inflation by increasing rates more and keeping them higher for longer to create excess slack in the economy, which will be the result of higher unemployment, and will lead to slowing wage growth. The Fed’s goal is to crush the potential for any wage-price spirals to develop. These inflation-fighting actions may slow the economy, reduce revenues and profits, and create dislocations across the markets.
However, this backdrop is creating opportunities at two ends of the investing spectrum. One end focuses on companies that have unique growth drivers that can increase sales even in a slowing economy. The number of companies with improving returns on invested capital
(ROIC) will become fewer and fewer; however, those that do should be rewarded with a premium valuation. At the other end of the spectrum are companies struggling to grow sales and earnings in a slowing economy that are quality through-cycle investments, trading at historically attractive valuations. Our current portfolio represents a barbell approach as we are finding opportunities at both ends of the spectrum.

Portfolio Composition
(% of Portfolio)
Common Stock 97.3%
Short-Term Investments 2.7%
Total 100.0%
Major Market Sectors
(% of Net Assets)
Industrials 18.2%
Financials 15.8%
Consumer Discretionary 12.6%
Information Technology 11.2%
Health Care 11.2%
Materials 8.2%
Energy 5.7%
Utilities 5.4%
Real Estate 4.1%
Consumer Staples 4.0%
Top 10 Holdings
(% of Net Assets)
United Rentals, Inc. 3.3%
Kinsale Capital Group, Inc. 3.0%
Quanta Services, Inc. 2.9%
NVR, Inc. 2.9%
Steel Dynamics, Inc. 2.8%
Arch Capital Group, Ltd. 2.7%
Old Dominion Freight Line, Inc. 2.4%
PPG Industries, Inc. 2.4%
Zions Bancorp NA 2.3%
Devon Energy Corporation 2.3%
These securities represent 27.0% of the total
net assets of the Portfolio.
Portfolio Composition excludes derivatives and collateral held for securities loaned.
Market Sectors and Top 10 Holdings exclude short-term investments, derivatives, and collateral held for securities loaned.
Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year 5-Year 10-Year
-17.96% 7.62% 12.87%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The Russell Midcap® Index is an index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in the Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.
** The S&P MidCap 400® Index represents the average performance of a group of 400 medium capitalization stocks.
*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Mid Cap Value Portfolio

Graham Wong, CFA, and Nicholas E. Griffith, MD, MBA, CFA, Portfolio Co-Managers
Thrivent Mid Cap Value Portfolio seeks long-term capital growth.
Investment in Thrivent Mid Cap Value Portfolio involves risks including mid cap, value investing, equity security, investment adviser, issuer, and market. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent Mid Cap Value Portfolio earned a return of -5.23%, compared with the average return of its peer group, the Morningstar Mid-Cap
Value Category, of -6.36%. The Portfolio’s market benchmarks, the Russell Midcap® Value Index and the S&P MidCap 400 Value Index,
earned returns of -12.03% and -6.93%, respectively.
What factors affected the Portfolio’s performance?
Thrivent Mid Cap Value Portfolio’s outperformance over the past year was driven by strong stock selection, led by the Consumer
Discretionary and Industrials sectors. The Portfolio’s overweighting in companies with strong balance sheets also contributed to outperformance during this period of market weakness and rising interest rates.
In Consumer Discretionary, Dollar Tree led the outperformance as the company-specific turnaround continued to unfold. Performance was also helped by the timely purchase of homebuilder D.R. Horton after the sharp increase in mortgage rates had overly depressed the company’s valuation. In Industrials, agricultural equipment manufacturer AGCO was able to expand margins through its pricing power in an inflationary environment. Booz Allen Hamilton, a management consulting company with high exposure to a more stable government vertical, outperformed in the weaker cyclical environment.
On the other hand, stock selection was weak in Materials. Berry Global and Axalta Coating Systems both saw their profits pressured by raw material inflation. We continue to hold both names because we believe these companies will be able to pass through cost inflation with higher pricing, albeit with a lag in timing.
What is your outlook?
The most likely economic scenario seems to be a recession induced by the Federal Reserve (Fed), along with probable deterioration in the job and housing markets, and other contributing factors. We also continue to see risk to corporate profit margin outlooks. However, unlike the 2008 Great Recession and the 2000 dot-com crash, we do not currently see any significant asset bubbles that could trigger a severe recession. Moderating inflation would also allow the Fed to stimulate the economy by cutting rates, but persistent high inflation would make this option more challenging.
Thrivent Mid Cap Value Portfolio has recently found more opportunities to invest in high-quality companies with levered balance sheets that have been hurt by recessionary fears. While adding these names increases upside potential in an economic recovery, we also continue to manage risk to protect performance in a downside scenario. We strive to deliver consistent excess returns regardless of the macroeconomic environment by rigorously vetting companies based on valuation, operating performance, and sentiment.

Portfolio Composition
(% of Portfolio)
Common Stock 97.0%
Short-Term Investments 3.0%
Total 100.0%
Major Market Sectors
(% of Net Assets)
Financials 18.0%
Industrials 15.5%
Consumer Discretionary 11.4%
Information Technology 9.9%
Health Care 8.6%
Materials 7.7%
Real Estate 6.9%
Energy 6.9%
Consumer Staples 5.1%
Utilities 4.8%
Top 10 Holdings
(% of Net Assets)
Celanese Corporation 2.7%
Berry Plastics Group, Inc. 2.5%
Pioneer Natural Resources Company 2.4%
Sensata Technologies Holding plc 2.4%
D.R. Horton, Inc. 2.3%
Baxter International, Inc. 2.2%
Allstate Corporation 2.2%
Universal Health Services, Inc. 2.1%
AGCO Corporation 2.1%
Tapestry, Inc. 2.1%
These securities represent 23.0% of the total
net assets of the Portfolio.
Portfolio Composition excludes derivatives and collateral held for securities loaned.
Market Sectors and Top 10 Holdings exclude short-term investments, derivatives, and collateral held for securities loaned.
Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year From Inception 4/29/2020
-5.23% 20.56%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The Russell Midcap® Value Index is an index composed of mid-capitalization U.S. equities that exhibit value characteristics.
** The S&P MidCap 400 Value Index is an index that measures the performance of the value stocks in the S&P MidCap 400® Index.
*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Moderate Allocation Portfolio

David S. Royal, David R. Spangler, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers
Thrivent Moderate Allocation Portfolio seeks long-term capital growth while providing reasonable stability of principal.
Investment in Thrivent Moderate Allocation Portfolio involves risks including allocation, equity security, interest rate, conflicts of interest, credit, derivatives, emerging markets, foreign currency, foreign securities, growth investing, high yield, investment adviser, issuer, large cap, LIBOR, market, mid cap, other funds, quantitative investing, small cap, and value investing . A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent Moderate Allocation Portfolio earned a return of -16.19%, compared with the average return of its peer group, the Morningstar
Allocation—50% to 70% Equity Category, of -16.01%. The Portfolio’s market benchmarks, the S&P 500® Index, the Bloomberg U.S.
Aggregate Bond Index, and the MSCI All Country World Index ex-USA–USD Net Returns, earned returns of -18.11%, -13.01% and
-16.00%, respectively.
What factors affected the Portfolio’s performance?
For the trailing year, the Portfolio underperformed its peer group benchmark. The Portfolio’s approximately 2% to 3% overweighting in equity detracted from results, since equity underperformed fixed income. Within equity exposure, an overweighting to domestic equity modestly detracted from relative performance, since U.S. markets underperformed developed international, although they outperformed emerging markets (EM). The Portfolio’s overweighting to small- and mid-cap stocks contributed positively, led by mid caps, which outperformed both small and large caps. Selection effect in equity was poor as the managers, in aggregate, materially underperformed their respective benchmarks. Within the fundamental equity strategies, the largest underperformance came from large-cap growth, mid-
cap stock, and large-cap value, while the underperforming quantitative strategies included mid-cap value, international, and small-cap value. Positive contribution came from the fundamental small-cap stock strategy, followed by quantitative multi-cap core. In terms of market factors, the Portfolio’s overweighting to growth detracted as growth materially underperformed value over the period. Conversely, the low-volatility strategy aided relative performance as low volatility outperformed the broader market. As part of the management process, we employed several derivative strategies within the equity portfolio to adjust the Portfolio’s exposures to various asset classes when deemed appropriate, in addition to more efficiently managing cash inflows and outflows.
Within the fixed-income market, absolute returns were broadly negative. Interest rates rose sharply, and the Treasury yield curve flattened, with short-term rates rising the most as the Federal Reserve (Fed) raised its target for the federal funds rate at the most rapid pace since the 1970s. Credit spreads, which compensate corporate and other bondholders for risks such as default, also widened. Interest-rate sensitive segments such as Treasuries and investment-grade corporates underperformed. Lower-quality fixed-income segments generally outperformed due to less interest-rate sensitivity. The fixed-income portion of the Portfolio outperformed the Bloomberg Aggregate Bond
Index, driven mainly by its positioning for higher rates and a flatter Treasury yield curve. Selection within EM debt was also positive.
Detractors included security selection within leveraged loans and investment-grade corporate bonds. We used Treasury futures and mortgage options to help manage the Portfolio’s interest-rate exposure, and credit default swap indexes to help manage credit exposure.
The Portfolio also held more than 5% of its investments in short-term investments not related to derivative investments, which benefited results since cash and short-term investments outperformed equity and fixed income.
At the beginning of the year, we transitioned the Portfolio to its new Morningstar benchmark, which included adding approximately 7%
equity exposure. However, in light of substantially elevated market volatility in the second quarter, we reduced the Portfolio’s equity exposure by between 3% to 4% in three trades during July and August. Additionally, in September, we reduced international equity in favor of domestic equity. Throughout this year’s elevated market volatility, we rebalanced the Portfolio to its equity tactical targets. Within fixed income, we lowered the Portfolio’s interest-rate sensitivity during the year and reduced credit risk.
What is your outlook?
The reductions to equity exposure throughout 2022 resulted in an approximately 1% to 2% overweighting versus the peer group.
International exposure represented an approximately 4% to 5% underweighting, while within domestic exposure, small- and mid-cap stocks together represented a 3% to 4% overweighting. The Fed raised rates another 75 basis points in November and 50 basis points in December, both with continued hawkish language. As a result, risk markets strongly sold off again. Additionally, the U.S. dollar has materially appreciated, increasing pressure on international markets, although more recently the dollar has depreciated. While markets have been oversold for most of the past year, which can set the stage for a near-term rally, the economy continues to weaken, and the Fed appears resolute in its fight against inflation. Until we see data suggesting an end may be coming to the tightening cycle, risks continue to skew to the downside.
Within fixed income, we anticipate continued volatility in rates, given the uncertainty surrounding inflation and the Fed’s rate hikes. We expect the Fed to pause rate hikes in the first half of 2023, with rate cuts possible late in the year due to a slowing economy. Credit spreads are likely to widen, reflecting greater default risks as the economy slows due to the lagging impact of rate hikes. Fixed-income exposure remains positioned for higher interest rates, a flatter Treasury yield curve, and roughly neutral in terms of credit risk.

Portfolio Composition
(% of Portfolio)
Large Cap 38.8%
Investment Grade Debt 26.2%
Short-Term Investments 11.1%
Small Cap 6.1%
Mid Cap 5.3%
International 4.2%
High Yield 2.7%
Multi-Cap 2.7%
Emerging Markets Debt 1.7%
Floating Rate Debt 1.2%
Total 100.0%
Top 10 Holdings
(% of Net Assets)
Thrivent Large Cap Value Portfolio 10.0%
Thrivent Global Stock Portfolio 4.8%
Thrivent Mid Cap Stock Portfolio 4.8%
Thrivent International Allocation
Portfolio 4.2%
Thrivent Income Portfolio 3.9%
Thrivent Core Low Volatility Equity Fund 3.0%
Thrivent Limited Maturity Bond Portfolio 2.2%
Thrivent Core Emerging Markets Debt
Fund 1.8%
Thrivent Small Cap Stock Portfolio 1.7%
Thrivent Core Small Cap Value Fund 1.6%
These securities represent 38.0% of the total
net assets of the Portfolio.
Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives. Portfolio Composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned to an asset class.
Portfolio Composition excludes collateral held for securities loaned.
Top 10 Holdings excludes short-term investments, derivatives, and collateral held for securities loaned.
Quoted Portfolio Composition and Top 10 Holdings are subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year 5-Year 10-Year
-16.19% 4.00% 6.14%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The MSCI All Country World Index ex-USA - USD Net Returns is an unmanaged market capitalization-weighted index that is to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
** The Bloomberg U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
*** The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of
The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent. The product is not sponsored, endorsed or promoted by Standard &
Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Moderately Aggressive Allocation Portfolio

David S. Royal, David R. Spangler, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers
Thrivent Moderately Aggressive Allocation Portfolio seeks long-term capital growth.
Investment in Thrivent Moderately Aggressive Allocation Portfolio involves risks including allocation, equity security, large cap, conflicts of interest, credit, derivatives, emerging markets, foreign currency, foreign securities, growth investing, interest rate, investment adviser, issuer, LIBOR, market, mid cap, other funds, quantitative investing, small cap, and value investing . A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent Moderately Aggressive Allocation Portfolio earned a return of -17.41%, compared with the average return of its peer group, the
Morningstar Allocation—70% to 85% Equity Category, of -16.48%. The Portfolio’s market benchmarks, the S&P 500® Index, the Bloomberg
U.S. Aggregate Bond Index, and the MSCI All Country World Index ex-USA–USD Net Returns, earned returns of -18.11%, -13.01% and
-16.00%, respectively.
What factors affected the Portfolio’s performance?
For the trailing year, the Portfolio underperformed its peer group benchmark. The Portfolio’s approximately 2% to 3% overweighting in equity detracted from results, since equity underperformed fixed income. Within equity exposure, an overweighting to domestic equity modestly detracted from relative performance, since U.S. markets underperformed developed international, although they outperformed emerging markets (EM). The Portfolio’s overweighting to small- and mid-cap stocks contributed positively, led by mid caps, which outperformed both small and large caps. Selection effect in equity was poor as the managers, in aggregate, materially underperformed their respective benchmarks. Within the fundamental equity strategies, the largest underperformance came from large-cap growth, mid-
cap stock, and large-cap value, while the underperforming quantitative strategies included mid-cap value, international, and small-cap value. Positive contribution came from the fundamental small-cap stock strategy, followed by quantitative multi-cap core. In terms of market factors, the Portfolio’s overweighting to growth detracted as growth materially underperformed value over the period. Conversely, the low-volatility strategy aided relative performance as low volatility outperformed the broader market. As part of the management process, we employed several derivative strategies within the equity portfolio to adjust the Portfolio’s exposures to various asset classes when deemed appropriate, in addition to more efficiently managing cash inflows and outflows.
Within the fixed-income market, absolute returns were broadly negative. Interest rates rose sharply, and the Treasury yield curve flattened, with short-term rates rising the most as the Federal Reserve (Fed) raised its target for the federal funds rate at the most rapid pace since the 1970s. Credit spreads, which compensate corporate and other bondholders for risks such as default, also widened. Interest-rate sensitive segments such as Treasuries and investment-grade corporates underperformed. Lower-quality fixed-income segments generally outperformed due to less interest-rate sensitivity. The fixed-income portion of the Portfolio outperformed the Bloomberg Aggregate Bond
Index, driven mainly by its positioning for higher rates and a flatter Treasury yield curve. Selection within EM debt was also positive.
Detractors included security selection within leveraged loans and investment-grade corporate bonds. We used Treasury futures and mortgage options to help manage the Portfolio’s interest-rate exposure, and credit default swap indexes to help manage credit exposure.
The Portfolio also held more than 5% of its investments in short-term investments not related to derivative investments, which benefited results since cash and short-term investments outperformed equity and fixed income.
At the beginning of the year, we transitioned the Portfolio to its new Morningstar benchmark, which included adding approximately 8%
equity exposure. However, in light of substantially elevated market volatility in the second quarter, we reduced the Portfolio’s equity exposure by between 3% to 4% in three trades during July and August. Additionally, in September, we reduced international equity in favor of domestic equity. Throughout this year’s elevated market volatility, we rebalanced the Portfolio to its equity tactical targets. Within fixed income, we lowered the Portfolio’s interest-rate sensitivity during the year and reduced credit risk.
What is your outlook?
The reductions to equity exposure throughout 2022 resulted in an approximately 1% to 2% overweighting versus the peer group.
International exposure represented an approximately 4% to 5% underweighting, while within domestic exposure, small- and mid-cap stocks together represented a 3% to 4% overweighting. The Fed raised rates another 75 basis points in November and 50 basis points in December, both with continued hawkish language. As a result, risk markets strongly sold off again. Additionally, the U.S. dollar has materially appreciated, increasing pressure on international markets, although more recently the dollar has depreciated. While markets have been oversold for most of the past year, which can set the stage for a near-term rally, the economy continues to weaken, and the Fed appears resolute in its fight against inflation. Until we see data suggesting an end may be coming to the tightening cycle, risks continue to skew to the downside.
Within fixed income, we anticipate continued volatility in rates, given the uncertainty surrounding inflation and the Fed’s rate hikes. We expect the Fed to pause rate hikes in the first half of 2023, with rate cuts possible late in the year due to a slowing economy. Credit spreads are likely to widen, reflecting greater default risks as the economy slows due to the lagging impact of rate hikes. Fixed-income exposure remains positioned for higher interest rates, a flatter Treasury yield curve, and roughly neutral in terms of credit risk.

Portfolio Composition
(% of Portfolio)
Large Cap 43.0%
Investment Grade Debt 14.2%
Short-Term Investments 10.3%
Small Cap 10.2%
International 9.5%
Mid Cap 6.5%
Multi-Cap 3.5%
High Yield 1.4%
Emerging Markets Debt 0.8%
Floating Rate Debt 0.6%
Total 100.0%
Top 10 Holdings
(% of Net Assets)
Thrivent Large Cap Value Portfolio 10.4%
Thrivent International Allocation
Portfolio 8.0%
Thrivent Global Stock Portfolio 7.4%
Thrivent Mid Cap Stock Portfolio 7.3%
Thrivent Core Low Volatility Equity Fund 3.8%
Thrivent Small Cap Stock Portfolio 2.5%
Thrivent Income Portfolio 1.7%
Thrivent Core Emerging Markets Equity
Fund 1.7%
Thrivent Core Small Cap Value Fund 1.6%
Microsoft Corporation 1.1%
These securities represent 45.5% of the total
net assets of the Portfolio.
Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives. Portfolio Composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned to an asset class.
Portfolio Composition excludes collateral held for securities loaned.
Top 10 Holdings excludes short-term investments, derivatives and collateral held for securities loaned.
Quoted Portfolio Composition and Top 10 Holdings are subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year 5-Year 10-Year
-17.41% 4.78% 7.58%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The MSCI All Country World Index ex-USA - USD Net Returns is an unmanaged market capitalization-weighted index that is to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
** The Bloomberg U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
*** The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of
The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent. The product is not sponsored, endorsed or promoted by Standard &
Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Moderately Conservative Allocation Portfolio

David S. Royal, David R. Spangler, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers
Thrivent Moderately Conservative Allocation Portfolio seeks long-term capital growth while providing reasonable stability of principal.
Investment in Thrivent Moderately Conservative Allocation Portfolio involves risks including allocation, interest rate, equity security, conflicts of interest, credit, derivatives, emerging markets, foreign currency, foreign securities, government securities, high yield, investment adviser, issuer, large cap, leveraged, loan, LIBOR, market, mid cap, mortgage-backed and other asset-backed securities, other funds, portfolio turnover rate, prepayment, and quantitative investing . A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent Moderately Conservative Allocation Portfolio earned a return of -14.73%, compared with the average return of its peer group, the
Morningstar Allocation—30% to 50% Equity Category, of -14.39%. The Portfolio’s market benchmarks, the S&P 500® Index, the Bloomberg
U.S. Aggregate Bond Index, and the MSCI All Country World Index ex-USA–USD Net Returns, earned returns of -18.11%, -13.01% and
-16.00%, respectively.
What factors affected the Portfolio’s performance?
For the trailing year, the Portfolio underperformed its peer group benchmark. The Portfolio’s approximately 2% to 3% overweighting in equity detracted from results, since equity underperformed fixed income. Within equity exposure, an overweighting to domestic equity modestly detracted from relative performance, since U.S. markets underperformed developed international, although they outperformed emerging markets (EM). The Portfolio’s overweighting to small- and mid-cap stocks contributed positively, led by mid caps, which outperformed both small and large caps. Selection effect in equity was poor as the managers, in aggregate, materially underperformed their respective benchmarks. Within the fundamental equity strategies, the largest underperformance came from large-cap growth, mid-cap stock and large-cap value, while the underperforming quantitative strategies included mid-cap value, international, and small-
cap value. Positive contribution came from the fundamental small-cap stock strategy, followed by quantitative multi-cap core. In terms of market factors, the Portfolio’s overweighting to growth detracted as growth materially underperformed value. Conversely, the low-
volatility strategy aided relative performance as low volatility outperformed the broader market. As part of the management process, we employed several derivative strategies within the equity portfolio to adjust the Portfolio’s exposures to various asset classes when deemed appropriate, in addition to more efficiently managing cash inflows and outflows.
Within the fixed-income market, absolute returns were broadly negative. Interest rates rose sharply, and the Treasury yield curve flattened, with short-term rates rising the most as the Federal Reserve (Fed) raised its target for the federal funds rate at the most rapid pace since the 1970s. Credit spreads, which compensate corporate and other bondholders for risks such as default, also widened. Interest-rate sensitive segments such as Treasuries and investment-grade corporates underperformed. Lower-quality fixed-income segments generally outperformed due to less interest-rate sensitivity. The fixed-income portion of the Portfolio outperformed the Bloomberg Aggregate Bond
Index, driven mainly by its positioning for higher rates and a flatter Treasury yield curve. Selection within EM debt also was positive.
Detractors included security selection within leveraged loans and investment-grade corporate bonds. We used Treasury futures and mortgage options to help manage the Portfolio’s interest-rate exposure, and credit default swap indexes to help manage credit exposure.
The Portfolio also held more than 5% of its investments in short-term investments not related to derivative investments, which benefited results since cash and short-term investments outperformed equity and fixed income.
At the beginning of the year, we transitioned the Portfolio to its new Morningstar benchmark, which included adding approximately 7%
equity exposure. However, in light of substantially elevated market volatility in the second quarter, we reduced the Portfolio’s equity exposure by between 3% to 4% in three trades during July and August. Additionally, in September, we reduced international equity in favor of domestic equity. Throughout this year’s elevated market volatility, we rebalanced the Portfolio to its equity tactical targets. Within fixed income, we lowered the Portfolio’s interest-rate sensitivity during year and reduced credit risk.
What is your outlook?
The reductions to equity exposure throughout 2022 resulted in an approximately 1% to 2% overweighting versus the peer group.
International exposure represented an approximately 4% to 5% underweighting, while within domestic exposure, small- and mid-cap stocks together represented a 3% to 4% overweighting. The Fed raised rates another 75 basis points in November and 50 basis points in December, both with continued hawkish language. As a result, risk markets strongly sold off again. Additionally, the U.S. dollar has materially appreciated, increasing pressure on international markets, although more recently the dollar has depreciated. While markets have been oversold for most of the past year, which can set the stage for a near-term rally, the economy continues to weaken, and the Fed appears resolute in its fight against inflation. Until we see data suggesting an end may be coming to the tightening cycle, risks continue to skew to the downside.
Within fixed income, we anticipate continued volatility in rates, given the uncertainty surrounding inflation and the Fed’s rate hikes. We expect the Fed to pause rate hikes in the first half of 2023, with rate cuts possible late in the year due to a slowing economy. Credit spreads are likely to widen, reflecting greater default risks as the economy slows due to the lagging impact of rate hikes. Fixed-income exposure remains positioned for higher interest rates, a flatter Treasury yield curve, and roughly neutral in terms of credit risk.

Portfolio Composition
(% of Portfolio)
Investment Grade Debt 44.1%
Large Cap 20.5%
Short-Term Investments 10.6%
High Yield 4.6%
Small Cap 4.5%
International 4.4%
Mid Cap 4.4%
Emerging Markets Debt 2.9%
Floating Rate Debt 2.1%
Multi-Cap 1.9%
Total 100.0%
Top 10 Holdings
(% of Net Assets)
Thrivent Income Portfolio 6.6%
Thrivent Large Cap Value Portfolio 6.0%
Thrivent International Allocation
Portfolio 3.9%
Thrivent Limited Maturity Bond Portfolio 3.9%
Thrivent Core Emerging Markets Debt
Fund 3.2%
Thrivent High Yield Portfolio 2.2%
Thrivent Core Low Volatility Equity Fund 2.1%
Thrivent Mid Cap Stock Portfolio 2.0%
U.S. Treasury Notes 2.0%
Thrivent Small Cap Stock Portfolio 1.6%
These securities represent 33.5% of the total
net assets of the Portfolio.
Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives. Portfolio Composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned to an asset class.
Portfolio Composition chart excludes collateral held for securities loaned.
Top 10 Holdings excludes short-term investments, derivatives, and collateral held for securities loaned.
Quoted Portfolio Composition and Top 10 Holdings are subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year 5-Year 10-Year
-14.73% 2.35% 4.19%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The MSCI All Country World Index ex-USA - USD Net Returns is an unmanaged market capitalization-weighted index that is to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
** The Bloomberg U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
*** The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of
The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent. The product is not sponsored, endorsed or promoted by Standard &
Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Money Market Portfolio

An investment in the Thrivent Money Market Portfolio is not insured or guaranteed by the FDIC or any other government agency.
Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.
William D. Stouten, Portfolio Manager
Thrivent Money Market Portfolio seeks to achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.
Investment in Thrivent Money Market Portfolio involves risks including money market fund, government securities, interest rate, credit, investment adviser, LIBOR, market, other funds, and repurchase agreement. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
Although the Portfolio seeks to preserve the value of your investment a $1.00 per unit, it is possible to lose money by investing in the Portfolio.
Investments in the Money Market Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. These and other risks are described in the Prospectus.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent Money Market Portfolio earned a return of 1.36%, compared with the average net return of its peer group, the Morningstar Money
Market-Taxable Category, of 1.16%.
What factors affected the Portfolio’s performance?
As the period got underway, U.S. economic growth was picking up again and inflation surged well beyond the Federal Reserve’s (Fed’s)
long-term target as supply chain disruptions, higher commodity prices, shipping bottlenecks, and lack of materials and workers all contributed to pricing pressures. In response, Fed policymakers hiked the federal funds rate in March for the first time in three-and-a-half years by 25 basis points, followed by another 50-basis-point increase in May. With the Consumer Price Index (CPI) hitting a 40-year high of
9.1% annualized by June, the Fed was forced to ramp up its pace, including four consecutive 75-basis-point hikes and one more 50-basis-
point increase in December. Over the full year, the Fed increased the fed funds rate seven times to end 2022 in the 4.25% to 4.50% range.
As a result, interest rates rose sharply across the Treasury yield curve, but particularly at the short end, causing the yield curve to flatten.
The three-month Treasury bill rate rose from 0.06% a year ago to 4.13% by period end (source: Bloomberg). Volatility also spiked across
U.S. capital markets as investors realized that the Fed would have to slow the economy even more than expected to rein in runaway inflation, raising fears of a recession. The uncertain inflation and economic outlook caused the financial system to be flooded by even more excess cash versus the available supply of short-term securities as investors shifted money out of equities, fixed-income securities, and banks and into money market funds. This increased demand in the face of limited supply put downward pressure on the rates of available government securities. As investors and firms struggled to find places to invest excess cash, demand for the Fed’s overnight reverse repo program (RRP), which the Portfolio cannot invest in, also continued to surge. By period end, the Fed had increased the overnight RRP rate to 4.3%, and the program’s volume had hit a record-breaking $2.55 trillion.
In line with trends across the broader industry, Thrivent Money Market Portfolio’s net assets increased over the period, from approximately
$235 million at the beginning of the year to $339 million as of December 31, 2022. Because of the above-mentioned industry dynamics during the period, we did not believe the Portfolio would get adequately compensated for expected rate hikes by purchasing fixed-rate government securities further out the curve. Therefore, we maintained a high percentage of floating-rate government securities (over
50%) and maintained a higher percentage of other overnight obligations in the Portfolio that led to a very short weighted average maturity
(WAM), which averaged less than 15 days throughout the period. The Portfolio’s weighted average life (WAL), which is required to be
120 days or less for government money market funds, ended the period at 92 days, which reflects the higher percentage of floating-rate securities. In addition, we continued to emphasize variable-rate demand notes (VRDNs), which represented more than 10% of net assets at year-end. VRDNs typically have weekly interest rate resets, which helps ensure that their yields reflect the current rate environment. The
Portfolio’s positioning enabled us to quickly take advantage of upward adjustments in the federal funds rate as they took place.
What is your outlook?
The degree to which the Fed hikes rates remains the biggest issue impacting the economy and short-term markets. Policymakers have clearly indicated their primary focus is to lower inflation, despite the negative impact on U.S. economic growth. However, we believe reaching the Fed’s long-term inflation target may be more difficult and gradual than the market currently anticipates. After CPI numbers fell two consecutive times in late 2022, the Fed did reduce expectations for the pace of its hikes in 2023 as the odds of weaker growth appeared to increase. Our outlook calls for additional fed funds rate increases in early 2023, followed by a pause and a likely recession.
Our near-term strategy will be to maintain the Portfolio’s conservative profile and liquidity, emphasize securities with very short maturities, and keep higher exposure to floating-rate securities. We anticipate keeping the Portfolio’s WAM shorter than normal until the demand and supply imbalance in the market improves, or until we see better opportunities to buy fixed-rate obligations further out the curve. The short
WAM also allows us to increase exposure more quickly in fixed-rate securities when we see attractive relative values. We will continue to monitor inflation, economic growth, Fed moves, and other developments that could impact our market. Regardless of positioning, the outlook for higher rates bodes well for shareholders in terms of higher yields in the coming year. In any interest rate environment, we remain focused on the Portfolio’s primary goals of liquidity, safety, and a stable $1.00 share price.

Portfolio Composition
(% of Portfolio)
U.S. Government Agency Debt 77.8%
U.S. Treasury Repurchase
Agreement, if collateralized
only by U.S. Treasuries
(including Strips) and cash 11.4%
Investment Company 8.2%
U.S. Treasury Debt 2.6%
Total 100.0%
Quoted Portfolio Composition is subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year 5-Year 10-Year
1.36% 0.99% 0.54%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* Seven-day yields of Thrivent Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period.
Effective yields reflect the reinvestment of income. A yield gross of waivers represents what the yield would have been if the Adviser were not waiving, reimbursing, or recouping certain expenses associated with the Portfolio. The Adviser may recoup certain expenses associated with the Portfolio only during the Portfolio’s fiscal year. Yields are subject to daily fluctuation and should not be considered an indication of future results.
Money Market Portfolio Yields
*
As of December 31, 2022
Portfolio
7-Day Yield 3.61%
7-Day Yield Gross of Waivers 3.61%
7-Day Effective Yield 3.67%
7-Day Effective Yield Gross of Waivers 3.67%

Thrivent Multidimensional Income Portfolio

Stephen D. Lowe, CFA, Kent L. White, CFA, and Theron G. Whitehorn, CFA, Portfolio Co-Managers*
The Portfolio seeks a high level of current income and, secondarily, growth of capital.
Investment in Thrivent Multidimensional Income Portfolio involves risks including interest rate, credit, high yield, closed-end fund, conflicts of interest, convertible, derivatives, emerging markets, ETF, foreign securities, government securities, investment adviser, issuer, LIBOR, liquidity, market, mortgage-backed and other asset-backed securities, other funds, preferred securities, and sovereign debt. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
*Effective May 31, 2022, Gregory R. Anderson, CFA, no longer serves as portfolio manager of the Portfolio.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent Multidimensional Income Portfolio earned a return of -13.34%, compared with the average return of its peer group, the
Morningstar Multisector Bond Category, of -10.99%. The Portfolio’s market benchmarks, the Bloomberg U.S. Corporate High Yield Bond
Index, the S&P U.S. Preferred Stock Index, and the Bloomberg Emerging Markets USD Sovereign Index, returned -11.19%, -18.93% and
-17.43%, respectively.
What factors affected the Portfolio’s performance?
As the period got underway, inflation began surging as supply chain disruptions, higher commodity prices, shipping bottlenecks, and lack of materials and workers all contributed to pricing pressures. In response, the Federal Reserve (Fed) kicked off an aggressive rate hike campaign to slow the economy and rein in rapidly rising prices. With inflation hitting a 40-year high by summer, policymakers ramped up their pace, including four consecutive 75-basis-point hikes and one more 50-basis-point increase in December. Over the full year, the Fed increased the fed funds rate seven times to end 2022 in the 4.25%-4.50% range. Interest rates rose rapidly across the yield curve as the market reacted to the more aggressive Fed pace than anticipated. Short rates increased more than long rates, which inverted the Treasury yield curve starting in the summer. Market volatility spiked, pressuring all areas of the fixed-income market and risk assets worldwide as the risk of a global recession increased. Money broadly flowed out of risk assets, including sectors the Portfolio invests in such as emerging market (EM) debt, preferred securities, and corporate bonds.
Most of the sectors the Portfolio focuses on are highly sensitive to interest-rate uncertainty and the global economic outlook, but particularly EM debt, preferred securities, and closed-end funds. The Portfolio underperformed relative to its Morningstar peer group largely due to its overweighted exposures to these three segments, which did not perform well in the quickly rising rate environment.
Preferreds, which are high-yielding securities further down the capital structure, underperformed as rates went up and spreads widened.
The EM debt segment, which has longer duration and is already very rate-sensitive, also underperformed due to the strong U.S. dollar, slowing global economy, and Russia’s war on Ukraine. The Portfolio also has significant exposure to the high-yield corporate sector, which was not immune to rising rates over the period. However, the segment held up better than some other areas of the fixed-income market due to its shorter duration, which dampens rate sensitivity. That said, average credit spreads in the high-yield segment still widened out over the period from 280 basis points over Treasuries to 470 basis points by year-end. High-yield bond issuance, however, was much lower than the previous two record-breaking years, which was a positive technical factor that helped support that segment of the market.
What is your outlook?
The degree to which the Fed must hike rates to bring down inflation remains the biggest issue impacting the economy and fixed-income market. We expect market volatility to remain elevated and for spreads to widen further because we do not believe markets have fully priced in the increasing likelihood of a global recession in 2023. However, we believe the Fed will likely pause to reassess in the first or second quarter of 2023.
At period end, Thrivent Multidimensional Income Portfolio was positioned with about 45% of its portfolio invested in alternative sectors, including preferred securities, closed-end funds, and convertible bonds. Recent market volatility has left many of these sectors with attractive valuations when compared to historical averages. About 39% of the Portfolio is invested in high-yield bonds and EM debt.
Average high-yield credit spreads remain elevated but are below their 2022 peak. We remain cautious because of the risk that continued
interest-rate volatility and economic uncertainty could further depress valuations and lead to spread widening; however, current yields in the high-yield sector offer attractive income opportunities for long-term investors. The difficult year in the EM debt sector has created significant value, with spreads at more than 500 basis points over Treasuries at period end. We believe any stabilization in inflation expectations could result in a tailwind for EM debt performance. The EM segment was highly correlated with the rest of the fixed-income market in 2022, which historically has not been the case. Therefore, the sector remains an important diversifier for this portfolio.
The remaining 15% of the Portfolio is invested in mortgage-backed securities and Treasury securities, which are relatively more insulated from negative changes in the credit outlook compared to other sectors of the fixed-income market and typically outperform during economic downturns. This exposure will likely be maintained until we see more clarity on the path of inflation and the economic impact of higher rates.

Major Market Sectors
(% of Net Assets)
Financials 25.3%
U.S. Government & Agencies 11.0%
Unaffiliated Registered
Investment Companies 10.5%
Affiliated Fixed Income
Holdings 7.5%
Energy 7.3%
Consumer Cyclical 6.4%
Mortgage-Backed Securities 5.5%
Communications Services 5.5%
Consumer Non-Cyclical 4.7%
Capital Goods 4.1%
Top 10 Holdings
(% of Net Assets)
Thrivent Core Emerging Markets Debt
Fund 7.5%
U.S. Treasury Notes 7.0%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 5.5%
U.S. Treasury Bonds 4.0%
iShares Preferred and Income
Securities ETF 1.8%
Bank of America Corporation 0.7%
J.P. Morgan Chase & Company 0.6%
Enbridge, Inc. 0.5%
PGIM Global High Yield Fund, Inc. 0.5%
Bank of America Corporation 0.5%
These securities represent 28.6% of the total
net assets of the Portfolio.
Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). If Moody’s and S&P
have assigned different ratings to a security, the lowest rating for the security is used. Ratings from S&P, when used, are converted into their equivalent
Moody’s ratings. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.
Major Market Sectors and Top 10 Holdings exclude short-term investments, derivatives, and collateral held for securities loaned. Bond Quality Ratings
Distributions exclude collateral held for securities loaned. Quotes Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are
subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year 5-Year
From Inception
4/28/2017
-13.34% 1.11% 1.59%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The Bloomberg U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bond.
** The Bloomberg Emerging Markets USD Sovereign Index tracks fixed and floating-rate US dollar-denominated debt issued by emerging markets govern-
ments.
*** The S&P U.S. Preferred Stock Index is designed to be an investable benchmark representing the U.S. preferred stock market.
**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Opportunity Income Plus Portfolio

Kent L. White, CFA, Stephen D. Lowe, CFA, and Theron G. Whitehorn, CFA, Portfolio Co-Managers*
Thrivent Opportunity Income Plus Portfolio seeks a combination of current income and long-term capital appreciation.
Investment in Thrivent Opportunity Income Plus Portfolio involves risks including interest rate, credit, mortgage-backed and other asset-backed securities, allocation, conflicts of interest, derivatives, emerging markets, foreign securities, high yield, investment adviser, issuer, leveraged loan,
LIBOR, liquidity, market, other funds, portfolio turnover rate, prepayment, and sovereign debt . A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
*Effective May 31, 2022, Gregory R. Anderson, CFA, and Conrad E. Smith, CFA, no longer serve as portfolio managers of the Portfolio.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent Opportunity Income Plus Portfolio earned a return of -10.49%, compared with the average return of its peer group, the Morningstar
Multisector Bond Category, of -10.99%. The Portfolio’s market benchmarks, the Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index,
the Morningstar LSTA US Leveraged Loan Index, and the Bloomberg U.S. Mortgage-Backed Securities Index, earned returns of -10.57%,
-0.60% and -11.81%, respectively.
What factors affected the Portfolio’s performance?
As the period got underway, inflation began surging as supply chain disruptions, higher commodity prices, shipping bottlenecks, and lack of materials and workers all contributed to pricing pressures. In response, the Federal Reserve (Fed) kicked off an unprecedented rate hike campaign to slow the economy and rein in rapidly rising prices. With inflation hitting a 40-year high by summer, policymakers ramped up their pace, including four consecutive 75-basis-point hikes and one more 50-basis-point increase in December. Over the full year, the
Fed increased the fed funds rate seven times to end 2022 in the 4.25% to 4.50% range. Short rates increased more than long rates and the yield curve flattened. Volatility spiked as the market reacted to a more aggressive Fed pace than anticipated.
The more rate-sensitive areas of the market, including Treasuries, emerging market debt (EM), investment-grade corporate bonds, preferred securities, and mortgage-backed securities (MBS) performed the worst in the rising rate environment. Preferreds, which are high-yielding securities further down the capital structure, and MBS underperformed as rates went up and their durations extended. The
EM debt segment, which has a longer duration and is therefore already very rate-sensitive, also underperformed due to the strong U.S.
dollar, slowing global economy, and Russia’s war on Ukraine. In the corporate market, spreads in both the investment-grade and high-
yield segments widened out, with high yield increasing from 283 basis points over Treasuries to 469 basis points by period end, while investment-grade spreads widened from 92 basis points over Treasuries to 130 basis points. Money broadly flowed out of risk assets, particularly EM debt and corporate bonds. However, corporate bond issuance was lower than the previous two record-breaking years, which was a positive technical factor that helped support that market. Leveraged loans outperformed the rest of the fixed-income market because these securities have floating-rate coupons that adjust upward with each Fed increase.
Credit continued to represent more than half of the Portfolio during the period, including approximately 25% in high-yield bonds, 15% in investment-grade corporate bonds, and 12% in leveraged loans. We allocated approximately 27% to securitized assets divided among agency MBS at around 11%, nonagency MBS at 7%, collateralized loan obligations (CLOs) at 6%, and around 2% split approximately evenly between asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). EM debt represented about 12% of net assets, while around 4.5% of the portfolio was invested in preferred securities. Approximately 4% of the Portfolio was allocated to the alternative fixed-income space, including 3% in convertible securities and less than 1% in closed-end funds.
The primary factor that drove the Portfolio's outperformance versus its Morningstar peer group was its shorter duration and positioning for a flatter yield curve throughout the period. This positioning buffered the Portfolio somewhat from the drop in bond prices as rates rose sharply across the curve, and particularly at the short end. We continued to use Treasury futures to help maintain the Portfolio's duration and yield curve positioning. The Portfolio also benefited from leveraged loans and high yield comprising most of its corporate exposure.
Both segments performed better than more rate-sensitive fixed-income segments. Security selection detracted from performance overall, particularly within leveraged loans, high yield, and EM debt. We established a short position in a credit default swap index (CDX) during the year to hedge exposure to the high-yield market during periods of spread widening. However, selection was positive within the investment-grade corporate and securitized (agency and nonagency MBS) segments. Owning collateralized loan obligations (CLOs)
helped because the segment outperformed the overall securitized asset class. However, an overweighting to rate-sensitive preferred securities also hurt. The multi-asset class nature of the Portfolio led it to underperform the leveraged loan index since that asset class had the highest returns, but also allowed it to outperform the high-yield and MBS indexes.
What is your outlook?
The outlook for fixed-income markets hinges on developments on both the economic and geopolitical fronts. In the coming year, we expect market volatility to remain elevated, since a reduction in inflationary pressures may be more gradual than the market anticipates, and the risk of a global recession has increased. We believe U.S. inflation has peaked and should continue to decline, although service and wage inflation may moderate more slowly. We expect the Fed to pause its rate hikes early in the year to assess the impact, and the U.S.
dollar to further weaken. Given that higher rates impact the economy with a lag, risks continue to skew to the downside, and the Portfolio’s management team remains cautious. We have shifted the portfolio up in quality toward a more neutral risk profile, decreasing leveraged loans while adding to Treasuries and investment-grade and high-yield corporates. Additionally, we began increasing duration from an underweighted position and plan to continue as we expect longer-term rates to ease.

Major Market Sectors
(% of Net Assets)
Financials 14.0%
Affiliated Fixed Income
Holdings 11.8%
Asset-Backed Securities 10.0%
Mortgage-Backed Securities 9.2%
Consumer Cyclical 7.9%
Collateralized Mortgage
Obligations 6.9%
Consumer Non-Cyclical 6.4%
Communications Services 6.2%
Energy 5.3%
Technology 4.8%
Top 10 Holdings
(% of Net Assets)
Thrivent Core Emerging Markets Debt
Fund 11.8%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 1.0%
Federal Home Loan Mortgage
Corporation Conventional 30-Yr. Pass
Through 0.7%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 0.7%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 0.6%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 0.6%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 0.6%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 0.5%
U.S. Treasury Bonds 0.5%
Federal Home Loan Mortgage
Corporation Conventional 30-Yr. Pass
Through 0.4%
These securities represent 17.4% of the total
net assets of the Portfolio.
Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). If Moody’s and S&P
have assigned different ratings to a security, the lowest rating for the security is used. Ratings from S&P, when used, are converted into their equivalent
Moody’s ratings. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.
Major Market Sectors and Top 10 Holdings exclude short-term investments, derivatives, and collateral held for securities loaned. Bond Quality Ratings
Distributions exclude collateral held for securities loaned. Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are
subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year 5-Year 10-Year
-10.49% 0.43% 1.50%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The Bloomberg U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.
** The Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The Index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.
*** The Morningstar LSTA US Leveraged Loan Index is a market-value weighted index representing the performance of the universe of U.S. dollar-denomi-
nated, senior secured, syndicated term loans.
**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent Partner Emerging Markets Equity Portfolio earned a return of -25.91%, compared with the average return of its peer group, the
Morningstar Diversified Emerging Markets category, of -22.15%. The Portfolio’s market benchmark, the MSCI Emerging Markets Index–
USD Net Returns, earned a return of -20.09%.
What factors affected the Portfolio’s performance?
The Portfolio underperformed due to a combination of allocation and stock selection. From an allocation standpoint, the Portfolio’s overweighting to Russia early in 2022 detracted as Russia invaded Ukraine. Additionally, not having exposure to the Middle East detracted, as countries such as Saudi Arabia outperformed due to rising oil prices. Conversely, the Portfolio’s overweighting to Latin
America, the best-performing region across emerging markets, was a positive, in particular its overweighting to Mexico.
Stock selection detracted in China where a few of the Portfolio’s green energy holdings traded lower in favor of more value-oriented names.
The Portfolio’s South African stocks lagged as well, because it did not hold a number of the more cyclical stocks that outperformed. At the stock level, the two most detrimental positions were Russian energy holdings Lukoil and Novatek, which were written down to zero in early
March. Stock selection was strong in Mexico, led by bank Banorte.
At the sector level, Energy detracted the most due to Lukoil and Novatek, along with not holding energy names elsewhere. Consumer
Discretionary also detracted due to weakness among several of the Portfolio’s e-commerce holdings as investors rotated away from growth and toward value. Consumer Staples performed well with outperformance coming from FEMSA in Mexico and Bud APAC in Hong Kong.
What is your outlook?
All in all, 2022 proved to be an incredibly challenging year for global emerging markets—dominated by Russia’s invasion of Ukraine, the subsequent supply shocks in markets, the resulting high inflation, a tighter monetary environment, and multiple headwinds that dented international investor sentiment toward China. While the Federal Reserve continues to unwind years of loose monetary policy to tackle inflation, emerging market central banks are approaching the tail end of their interest rate hiking cycles, with countries like Brazil already announcing an end to hikes. Larger emerging economies have relatively more resilient currency reserves and current account positions compared to the past. Also, emerging market corporate balance sheets have come out stronger following the pandemic, particularly as a global recession looms in the horizon.
Meanwhile, the potential for a counter-cyclical recovery in China remains intact, aided by the country’s rapid reversal of its zero-Covid policy that has taken the market by surprise. Ultimately, it is a positive development. We continue to believe macro policy is likely to stay accommodative in China, with more legroom to support growth due to the country’s relatively low levels of inflationary pressures. Beyond
China, other emerging markets are set to benefit from a global supply chain rearrangement post-pandemic. International companies will continue diversifying into markets like India and regions such as Southeast Asia, where economic conditions have proven to be relatively resilient.
The Portfolio remains focused on businesses that have discernible quality characteristics, including sustainable free cash-flow generation and earnings growth, pricing power, and low levels of debt. These characteristics should help businesses manage any near-term supply disruptions and cost pressures. We expect markets to refocus on company fundamentals in 2023.
Thrivent Partner Emerging Markets Equity Portfolio

Subadvised by Aberdeen Asset Managers Limited
Thrivent Partner Emerging Markets Equity Portfolio seeks long-term capital growth.
Investment in the Thrivent Partner Emerging Markets Equity Portfolio involves risks including foreign securities, emerging markets, China, convertible securities, equity security, foreign currency, investment adviser, issuer, large cap, market, mid cap, preferred securities, sector, small cap, and technology-oriented companies . A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

Portfolio Composition
(% of Portfolio)
Common Stock 93.0%
Preferred Stock 5.9%
Short-Term Investments 1.1%
Total 100.0%
Major Market Sectors
(% of Net Assets)
Financials 24.0%
Information Technology 21.5%
Consumer Discretionary 15.0%
Consumer Staples 9.6%
Materials 7.9%
Communications Services 7.3%
Industrials 5.6%
Energy 2.9%
Health Care 2.8%
Utilities 1.6%
Top 10 Countries
(% of Net Assets)
Cayman Islands 20.0%
India 15.9%
China 10.5%
Taiwan 9.7%
South Korea 9.6%
Mexico 5.7%
Brazil 5.6%
Indonesia 4.5%
Hong Kong 3.9%
South Africa 3.3%
Investments in securities in these countries
represent 88.7% of the total net assets of the
Portfolio.
Portfolio Composition excludes derivatives and collateral held for securities loaned.
Market Sectors and Top 10 Countries exclude short-term investments, derivatives, and collateral held for securities loaned.
Quoted Portfolio Composition, Major Market Sectors and Top 10 Countries are subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year 5-Year 10-Year
-25.91% -1.69% 0.23%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The MSCI Emerging Markets Index-USD Net Returns is a modified capitalization-weighted index of selected emerging economies from around the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent Partner Healthcare Portfolio earned a return of -5.54%, compared with the average return of its peer group, the Morningstar Health
Category, of -9.69%. The Portfolio’s market benchmark, the S&P Composite 1500® Health Care Index, earned a return of -3.31%.
What factors affected the Portfolio’s performance?
Stock selection in the biotechnology sub-sector and an underweighted allocation to the pharmaceuticals sub-sector were the largest detractors from the Portfolio’s returns over the period. Conversely, stock selection in and an overweighting to the medical devices sub-
sector had a positive effect.
The largest detractor from relative performance was an underweighted position in AbbVie, as the company benefited from being more value-oriented in the current macroeconomic environment. Also, an underweighted position in Merck detracted from the Portfolio’s relative performance. The pharmaceutical company posted strong earnings over the period, and its stock also benefited from investors seeking out defensive investment opportunities. In addition, an underweighting to Humana detracted from the Portfolio’s relative returns as the health insurance provider also reported strong earnings over the period and benefited from being a defensive security in the current environment.
Elsewhere, the Portfolio’s overweighted position in Cigna was the single largest contributor to relative returns during the period. The managed care provider repeatedly reported strong earnings and revenue growth across its health services businesses. Cigna also benefited from the flight to safety and quality as macroeconomic concerns continued throughout the period. Another notable contributor included an underweighted position in Align Technology, a U.S.-based manufacturer of dental aligners. The company came under pressure over the period because of the macroeconomic sensitivity of its dental business.
What is your outlook?
Despite the recent uptick in equity markets, we continue to navigate an uncertain political and economic environment. We seek opportunities in segments with attractive valuations, stable growth, and promising product pipelines over the medium-to-long term. We also consider new innovations and technological developments for selective growth opportunities within biotechnology, pharmaceuticals, and medical devices.
From a policy perspective, we believe the environment should be benign in the near term. With the passage of drug reforms included in the Inflation Reduction Act, we now see more certainty following years of speculation. Overall, we believe the potential impact of the drug reforms will be mixed for the pharmaceutical industry. On the positive side, patient out-of-pocket expenses will be capped, enhancing affordability for certain medications that may result in increased sales volumes. Conversely, certain drugs covered under Medicare may be negatively affected as they become eligible for price negotiation beginning in 2026. We continue to monitor these developments and the associated effects on the companies in which we invest.
Although we expect continued market volatility, we have been encouraged by the health care sector’s relative resilience throughout 2022.
We seek attractive opportunities in stable, strong cash-flow generating companies across all health care industries.
Over the long term, secular drivers for the sector remain in place, including aging demographics in both developed and developing countries, and innovation in medical technology. The combination of these secular trends with favorable valuations creates an attractive long-term investment opportunity.
Thrivent Partner Healthcare Portfolio

Subadvised by BlackRock Investment Management, LLC
Thrivent Partner Healthcare Portfolio seeks long-term capital growth.
Investment in the Thrivent Partner Healthcare Portfolio involves risks including healthcare industry, market, equity security, emerging markets, foreign currency, foreign securities, investment adviser, issuer, mid cap, and small cap . A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

Portfolio Composition
(% of Portfolio)
Common Stock 96.6%
Short-Term Investments 3.4%
Total 100.0%
Major Market Sectors
(% of Net Assets)
Pharmaceuticals 23.7%
Biotechnology 21.0%
Health Care Equipment 17.7%
Managed Health Care 12.3%
Life Sciences Tools & Services 11.5%
Health Care Services 4.6%
Health Care Distributors 3.1%
Health Care Supplies 1.9%
Health Care Facilities 0.8%
Top 10 Holdings
(% of Net Assets)
UnitedHealth Group, Inc. 8.7%
Eli Lilly and Company 5.6%
Johnson & Johnson 5.3%
Merck & Company, Inc. 4.2%
Thermo Fisher Scientific, Inc. 4.0%
Boston Scientific Corporation 3.3%
Elevance Health, Inc. 3.1%
Amgen, Inc. 3.1%
Abbott Laboratories 3.1%
Danaher Corporation 3.0%
These securities represent 43.4% of the total
net assets of the Portfolio.
Portfolio Composition excludes derivatives and collateral held for securities loaned.
Market Sectors and Top 10 Holdings exclude short-term investments, derivatives, and collateral held for securities loaned.
Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year 5-Year 10-Year
-5.54% 11.50% 11.41%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The S&P Composite 1500 Health Care Index is composed of those companies included in the S&P Composite 1500® Index that are classified as mem-
bers of the GICS® health care sector.
** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Real Estate Securities Portfolio

Brian W. Bomgren, CQF, Noah J. Monsen, CFA, and Sharon Wang, CFA, FRM, Portfolio Co-Managers*
Thrivent Real Estate Securities Portfolio seeks to provide long-term capital appreciation and high current income.
Investment in Thrivent Real Estate Securities Portfolio involves risks including real estate investment trust, real estate industry, market, equity security, investment adviser, and issuer . A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
*Effective December 15, 2022, Brian W. Bomgren, CQF, Noah J. Monsen, CFA, and Sharon Wang, CFA, FRM, were named as portfolio managers of the Portfolio, and Reginald L. Pfeifer, CFA, no longer serves as portfolio manager of the Portfolio.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent Real Estate Securities Portfolio earned a return of -25.60%, compared with the average return of its peer group, the Morningstar
Real Estate Category, of -26.57%. The Portfolio’s market benchmark, the FTSE NAREIT All Equity REITs Index, earned a return of -24.95%.
What factors affected the Portfolio’s performance?
Thrivent Real Estate Securities Portfolio provided a return in between its Morningstar peer group and market benchmark over the trailing
12-month period. Rising interest rates during 2022 resulted in lower Real Estate Investment Trust (REIT) stock prices generally, as investors demanded higher returns due to the dramatic increase in bond yields in 2022, which have provided meaningful competition for equity investments. The Portfolio’s property sector exposure in lodging, retail, and gaming REITs contributed positively to performance. These sectors performed well due to strong demand, limited new supply, and improving occupancy rates during the year. In addition, the
Portfolio’s underweighted exposure in cell tower REITs contributed positively to performance.
Conversely, the Portfolio was overweighted in several property sectors that underperformed in 2022, which included residential and industrial. For residential, rent growth began to decelerate after double-digit rent growth in 2021 and most of 2022 driven by high occupancy levels and strong underlying demand. Industrials underperformed due to profit taking and repositioning after tremendous outperformance through most of the pandemic. The office sector, in which the Portfolio was slightly underweighted during the year, continued to be negatively impacted by work-from-home trends, resulting in downward pressure on rent levels and demand for space.
Several large technology companies announced planned reductions in their office space needs, and these trends are likely to continue.
What is your outlook?
The Portfolio is well diversified across 12 distinct property sectors in REITs that we believe will produce sustainable earnings growth over the long term. Property sectors where the Portfolio maintains overweighted exposure due to positive fundamental factors include residential, industrial, and self-storage. The outlook for industrial and residential (multifamily, single-family rental, and manufactured housing) remains fundamentally strong, driven by high occupancy rates and sustainable demand. These property sectors should continue to generate sector-leading earnings growth in 2023 and longer term; therefore, we remain overweighted in these property types in the Portfolio. We have also increased the Portfolio’s exposure in cell tower REITs, which have stable cash flows and less economic sensitivity than most other property types. Cell towers have predictable earnings growth driven by continued expansion of the wireless communication infrastructure in the U.S. and internationally.
Risks for real estate continue to be the impact of rising interest rates, together with the increasing risk of a U.S. economic recession driven by Federal Reserve tightening to reduce the inflation rate to an acceptable level. The office market continues to remain under pressure, as employers are allowing employees to work from home to a large degree. This has resulted in underutilization of office space, which we expect to continue to have a lasting impact over the next several years as companies reduce their office space needs. We continue to focus the Portfolio in property sectors that we believe will outperform through the current, more challenging economic environment, and over the long term through predictable and sustainable earnings growth.

Portfolio Composition
(% of Portfolio)
Common Stock 99.7%
Short-Term Investments 0.3%
Total 100.0%
Major Market Sectors
(% of Net Assets)
Specialized REITs 31.7%
Residential REITs 20.4%
Industrial REITs 14.7%
Retail REITs 13.9%
Health Care REITs 7.7%
Office REITs 5.4%
Hotel & Resort REITs 3.3%
Diversified REITs 1.6%
Real Estate Services 0.7%
Top 10 Holdings
(% of Net Assets)
Prologis, Inc. 9.6%
American Tower Corporation 4.8%
Equinix, Inc. 4.6%
VICI Properties, Inc. 3.6%
Public Storage, Inc. 3.5%
Simon Property Group, Inc. 3.3%
Welltower, Inc. 2.8%
AvalonBay Communities, Inc. 2.7%
Crown Castle, Inc. 2.6%
Alexandria Real Estate Equities, Inc. 2.4%
These securities represent 39.9% of the total
net assets of the Portfolio.
Portfolio Composition excludes derivatives and collateral held for securities loaned.
Market Sectors and Top 10 Holdings exclude short-term investments, derivatives, and collateral held for securities loaned.
Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year 5-Year 10-Year
-25.60% 3.92% 6.61%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The FTSE Nariet All Equity REITs Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts.
** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Small Cap Growth Portfolio

David J. Lettenberger, CFA, Siddharth Sinha, CFA, and Michael P. Hubbard, Portfolio Co-Managers*
The Portfolio seeks long-term capital growth.
Investment in Thrivent Small Cap Growth Portfolio involves risks including small cap, growth investing, equity security, investment adviser, issuer, market, and technology-oriented companies. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
*Effective November 1, 2022, Michael P. Hubbard was named as portfolio manager of the Portfolio.
How did the Portfolio perform during 12-month period ended December 31, 2022?
Thrivent Small Cap Growth Portfolio earned a return of -22.91%, compared with the average return of its peer group, the Morningstar Small
Growth Category, of -28.30%. The Portfolio’s market benchmarks, the Russell 2000® Growth Index and the S&P SmallCap 600 Growth
Index, earned returns of -26.36% and -21.08%, respectively.
What factors affected the Portfolio’s performance?
The reporting period was very difficult for most asset classes. The confluence of many events since the outbreak of Covid, including economic stimulus, supply-chain difficulties, structural changes in labor participation, and the war in Ukraine, just to name a few, led to inflationary forces that this country and the world had not experienced for decades. The resulting higher interest rates have been a significant headwind for all asset classes, but particularly long-duration asset classes such as small-cap growth equities.
Many companies held in Thrivent Small Cap Growth Portfolio invest any free cash flow that they generate today back into their businesses.
This is a sound strategy because these companies have large and growing end markets that require further investments in innovation, product development, and go-to market resources. If execution of the strategy is successful, these investments will lead to much greater revenues and free cash flows in the future. In an environment of rising interest rates, however, these future cash flows are discounted back at a much higher rate, thereby reducing their value to investors today. In no way does this diminish the future opportunity of these companies, but it can have—and has had—an impact on their valuations in the short run.
With this backdrop, Thrivent Small Cap Growth Portfolio outperformed both the Russell 2000® Growth Index and the Morningstar peer group, driven primarily by stock selection and, to a lesser extent, sector allocation. Stock selection was particularly strong in the Health
Care, Consumer Staples, Financials, and Industrials sectors. In Health Care, Lantheus significantly outperformed after its new imaging agent gained much greater market share than was expected. Additionally, the Portfolio’s strong returns within the pharmaceutical and biotechnology subsector were led by argenx, Immunocore, and Sarepta Therapeutics. In Consumer Staples, both e.l.f. Beauty and Celsius sustained strong fundamental execution against large growth opportunities, leading to significant absolute gains. Kinsale Capital Group was the primary driver of outperformance in the Financials sector, as the specialty insurance provider continued to use its technology advantage to drive profitable market share gains in a very attractive market. In industrials, WillScot Mobile Mini and Altra Industrial Motion
were also solid performers. On the other hand, stock selection was poor on both an absolute and relative basis in the Materials sector, driven primarily by Ranpak, which saw significant fluctuations in demand and costs driven by the pandemic shutdown and reopening.
From a sector standpoint, the Portfolio’s underweighting in Health Care also contributed to results. The one significant detractor from a sector standpoint was Energy. While stock selection contributed favorably within Energy, the Portfolio’s underweighting to the only sector that produced a positive return during the year hurt results.
What is your outlook?
With the current level of business uncertainty and the federal funds rate continuing to rise, it is unclear by how much and how long the economy will be impacted. However, investor sentiment about the economy fluctuates much more rapidly and with greater amplitude than actual changes in economic activity. These swings in sentiment often present opportunities. As a result, we added to existing positions or initiated new positions within the Health Care, Information Technology, and Financials sectors, while reducing or selling other positions as investment theses played out or proved no longer valid (mostly in Industrials). Our focus remains on finding quality growth companies with long runways ahead of them for growth in sales, income, and free cash flow.

Portfolio Composition
(% of Portfolio)
Common Stock 96.6%
Short-Term Investments 3.4%
Total 100.0%
Major Market Sectors
(% of Net Assets)
Industrials 21.8%
Health Care 20.1%
Information Technology 18.5%
Consumer Discretionary 12.0%
Financials 9.8%
Consumer Staples 4.7%
Materials 4.2%
Real Estate 3.6%
Energy 2.9%
Communications Services 0.5%
Top 10 Holdings
(% of Net Assets)
Sprout Social, Inc. 2.8%
Lattice Semiconductor Corporation 2.8%
Calix, Inc. 2.4%
Workiva, Inc. 2.4%
Everi Holdings, Inc. 2.4%
Regal Rexnord Corporation 2.3%
Inspire Medical Systems, Inc. 2.3%
Middleby Corporation 2.0%
WillScot Mobile Mini Holdings
Corporation 1.9%
Celsius Holdings, Inc. 1.9%
These securities represent 23.2% of the total
net assets of the Portfolio.
Portfolio Composition excludes derivatives and collateral held for securities loaned.
Market Sectors and Top 10 Holdings exclude short-term investments, derivatives, and collateral held for securities loaned.
Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year From Inception 4/27/2018
-22.91% 10.10%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The Russell 2000® Growth Index measures the performance of the small-cap segment of the U.S. equity universe.
** The S&P SmallCap 600 Growth Index measures growth stocks through: sales growth, ratio of earnings to change in price, and momentum. The constitu-
ents are drawn from the S&P 600®.
*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Small Cap Index Portfolio

Brian W. Bomgren, CQF, and Sharon Wang, CFA, FRM, Portfolio Co-Managers
Thrivent Small Cap Index Portfolio seeks capital growth that tracks the performance of the S&P SmallCap 600® Index.
Investment in Thrivent Small Cap Index Portfolio involves risks including small cap, market, equity security, issuer, futures contract, indexing strategy/index tracking, and redemption. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent Small Cap Index Portfolio earned a return of -16.30%, compared with the average return of its peer group, the Morningstar Small
Blend Category, of -17.47%. The Portfolio’s market benchmark, the S&P SmallCap 600® Index, earned a return of -16.10%.
What factors affected the Portfolio’s performance?
The Portfolio’s holdings are aligned with those of the S&P SmallCap 600® Index. The difference in performance between the benchmark index and the Portfolio is primarily attributable to expenses, with only minor differences due to portfolio composition and cash flow management.
In 2022, the equity market experienced exceptional volatility largely due to inflation, rising interest rates, and geopolitical tensions. Ten of the 11 economic sectors in the index had pullbacks. Consumer sectors were impacted largely by elevated inflation and supply chain issues. High growth stocks suffered the most due to their sensitivity to interest rates, leading the Communication Services and Information
Technology sectors to underperform in the index. The Energy sector was the only sector that experienced a significant gain in 2022 due to the multi-year increase in the price of gas and oil.
What is your outlook?
Although fundamentals have been resilient, earnings in 2023 may continue to deteriorate as financial conditions tighten due to monetary policymakers continuing apace with rate hikes and their goal of reducing inflation. A mild recession in 2023 is not out of the question. If the
Federal Reserve can slow its pace of rate increases, that would be a tailwind for the stock market. It would also increase the probability that policymakers have engineered a “soft landing” for the U.S. economy by bringing down inflation without too much damage to economic growth. We still see a significant amount of geopolitical uncertainty; however, a de-escalation of the conflict between China and Taiwan or a move toward resolution of the war in Ukraine could provide strong support for stocks in 2023.

Portfolio Composition
(% of Portfolio)
Common Stock 98.2%
Registered Investments
Companies 1.5%
Short-Term Investments 0.3%
Total 100.0%
Major Market Sectors
(% of Net Assets)
Financials 18.0%
Industrials 16.9%
Information Technology 12.7%
Consumer Discretionary 12.5%
Health Care 11.0%
Real Estate 7.7%
Materials 5.6%
Consumer Staples 5.1%
Energy 4.6%
Utilities 2.5%
Top 10 Holdings
(% of Net Assets)
iShares Core S&P Small-Cap ETF 1.4%
Agree Realty Corporation 0.7%
Ensign Group, Inc. 0.6%
Helmerich & Payne, Inc. 0.6%
Exponent, Inc. 0.6%
UFP Industries, Inc. 0.6%
Applied Industrial Technologies, Inc. 0.5%
Fabrinet 0.5%
SPS Commerce, Inc. 0.5%
AMN Healthcare Services, Inc. 0.5%
These securities represent 6.5% of the total net
assets of the Portfolio.
Portfolio Composition excludes derivatives and collateral held for securities loaned.
Market Sectors and Top 10 Holdings exclude short-term investments, derivatives, and collateral held for securities loaned.
Quoted Portfolio Composition, Major Market Sectors, and Top 10 Holdings are subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year 5-Year 10-Year
-16.30% 5.64% 10.54%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The S&P SmallCap 600® Index is an index that represents the average performance of a group of 600 small capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Small Cap Stock Portfolio

Matthew D. Finn, CFA, and James M. Tinucci, CFA, Portfolio Co-Managers
Thrivent Small Cap Stock Portfolio seeks long-term capital growth.
Investment in Thrivent Small Cap Stock Portfolio involves risks including small cap, equity security, market, investment adviser, and issuer. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
How did the Portfolio perform during the 12-month period ended December 31, 2022?
Thrivent Small Cap Stock Portfolio earned a return of -10.46%, compared with the average return of its peer group, the Morningstar Small
Blend Category, of -17.47%. The Portfolio’s market benchmarks, the Russell 2000® Index and the S&P SmallCap 600® Index, earned returns of -20.44% and -16.10%, respectively.
What factors affected the Portfolio’s performance?
The Portfolio outperformed versus the Morningstar peer group and Russell and S&P benchmarks due to both security selection and sector allocation. Compared to the Russell 2000® Index, security selection was strong in nine of the 11 sectors, led by Health Care and
Information Technology, while only two sectors meaningfully detracted—Consumer Discretionary and Consumer Staples. In Health Care,
the standout performer was Lantheus, a provider of medical imaging agents that saw accelerating market adoption of a new product.
In Information Technology, TTM Technologies, a manufacturer of printed circuit boards and radio frequency components, contributed materially to positive stock selection in the sector. The company has been executing well on its strategic shift from a commodity component supplier with significant exposure to mobile devices to a more specialized solutions provider within the aerospace, defense, and auto end markets. In Consumer Discretionary, thredUP, an online consignment and thrift store, detracted materially after near-term results were below expectations due to lower customer purchasing behavior. The Portfolio continued to hold TTM Technologies and
thredUP but reduced its weighting in Lantheus to help manage portfolio risk.
The Portfolio’s sector weightings result from our security selection based on bottom-up industry and company research. The Portfolio’s performance benefited from underweightings in Health Care and Communication Services, since they were two of the weaker-performing sectors in the market during the year. At period end, Industrials was the largest overweighting in the Portfolio, followed by the Materials sector. We increased the Portfolio’s overweightings in Industrials and Materials because we started to find companies with our favored combination of valuation, quality, and a promising future in these sectors. However, the Portfolio no longer had an overweighting in the
Financials sector after certain securities reached our objectives and we reduced or sold the positions.
What is your outlook?
With the current level of business uncertainty and the federal funds rate continuing to rise, it is unclear how much and how long the economy will be impacted. However, investor sentiment about the economy fluctuates much more rapidly and with greater amplitude than actual changes in activity. These swings in economic sentiment often result in sharp movements in stock prices, which can present opportunities. Our focus remains on finding solid companies that are attractively priced with long runways ahead of them for growth in sales, income, and free cash flow. Short-term price changes are an opportunity for investors that are focused on the long term.

Portfolio Composition
(% of Portfolio)
Common Stock 98.3%
Registered Investment
Companies 1.0%
Short-Term Investments 0.7%
Total 100.0%
Major Market Sectors
(% of Net Assets)
Industrials 23.5%
Financials 16.7%
Information Technology 14.8%
Consumer Discretionary 9.9%
Health Care 8.9%
Materials 8.6%
Consumer Staples 4.4%
Real Estate 4.2%
Utilities 2.9%
Energy 2.9%
Top 10 Holdings
(% of Net Assets)
TTM Technologies, Inc. 3.0%
Heartland Financial USA, Inc. 2.1%
RLI Corporation 2.0%
Ingevity Corporation 2.0%
Air Lease Corporation 1.9%
John B. Sanfilippo & Son, Inc. 1.9%
Forward Air Corporation 1.9%
Enovis Corporation 1.8%
ManpowerGroup, Inc. 1.8%
Primo Water Corporation 1.7%
These securities represent 20.1% of the total
net assets of the Portfolio.
Portfolio Composition excludes derivatives and collateral held for securities loaned.
Market Sectors and Top 10 Holdings exclude short-term investments, derivatives, and collateral held for securities loaned.
Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.
Average Annual Total Returns
1
As of December 31, 2022
1-Year 5-Year 10-Year
-10.46% 9.48% 12.72%
Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Call
800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.
1 Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio's total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
* The Russell 2000® index measures the performance of small cap stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
** The S&P SmallCap 600® Index is an index that represents the average performance of a group of 600 small capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Shareholder Expense Example
(unaudited)
As a shareholder of the Thrivent Series Fund, Inc., you incur ongoing costs, including management fees and other Portfolio expenses. This
Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 through December 31, 2022. Shares in a Portfolio are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans (“Thrivent”), which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent, separate accounts of insurance companies not affiliated with Thrivent, and other Portfolios. Expenses associated with these variable contracts and separate accounts are not included in these examples and had these costs been included, your costs would have been higher.
Actual Expenses
In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid.
Hypothetical Example for Comparison Purposes
In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the
Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Beginning Account
Value 7/1/2022
Ending Account Value
12/31/2022
Expenses Paid During
Period  7/1/2022
- 12/31/2022
*
Annualized Expense
Ratio
Thrivent Aggressive Allocation Portfolio
Actual
$1,000 $1,025 $2.89 0.57%
Hypothetical
**
$1,000 $1,022 $2.88 0.57%
Thrivent All Cap Portfolio
Actual
$1,000 $1,035 $3.40 0.66%
Hypothetical
**
$1,000 $1,022 $3.38 0.66%
Thrivent Balanced Income Plus Portfolio
Actual
$1,000 $1,004 $3.22 0.64%
Hypothetical
**
$1,000 $1,022 $3.25 0.64%
Thrivent Diversified Income Plus Portfolio
Actual
$1,000 $998 $2.33 0.46%
Hypothetical
**
$1,000 $1,023 $2.36 0.46%
Thrivent ESG Index Portfolio
Actual
$1,000 $1,006 $1.92 0.38%
Hypothetical
**
$1,000 $1,023 $1.94 0.38%
Thrivent Global Stock Portfolio
Actual
$1,000 $1,026 $3.21 0.63%
Hypothetical
**
$1,000 $1,022 $3.20 0.63%
Thrivent Government Bond Portfolio
Actual
$1,000 $966 $2.25 0.45%
Hypothetical
**
$1,000 $1,023 $2.31 0.45%
Thrivent High Yield Portfolio
Actual
$1,000 $1,037 $2.27 0.44%
Hypothetical
**
$1,000 $1,023 $2.25 0.44%
Thrivent Income Portfolio
Actual
$1,000 $989 $2.18 0.44%
Hypothetical
**
$1,000 $1,023 $2.22 0.44%

Beginning Account
Value 7/1/2022
Ending Account Value
12/31/2022
Expenses Paid During
Period  7/1/2022
- 12/31/2022
*
Annualized Expense
Ratio
Thrivent International Allocation Portfolio
Actual
$1,000 $1,027 $3.78 0.74%
Hypothetical
**
$1,000 $1,021 $3.77 0.74%
Thrivent International Index Portfolio
Actual
$1,000 $1,057 $2.48 0.48%
Hypothetical
**
$1,000 $1,023 $2.44 0.48%
Thrivent Large Cap Growth Portfolio
Actual
$1,000 $968 $2.13 0.43%
Hypothetical
**
$1,000 $1,023 $2.19 0.43%
Thrivent Large Cap Index Portfolio
Actual
$1,000 $1,022 $1.19 0.23%
Hypothetical
**
$1,000 $1,024 $1.19 0.23%
Thrivent Large Cap Value Portfolio
Actual
$1,000 $1,076 $3.28 0.63%
Hypothetical
**
$1,000 $1,022 $3.19 0.63%
Thrivent Limited Maturity Bond Portfolio
Actual
$1,000 $1,002 $2.22 0.44%
Hypothetical
**
$1,000 $1,023 $2.25 0.44%
Thrivent Low Volatility Equity Portfolio
Actual
$1,000 $1,033 $4.61 0.90%
Hypothetical
**
$1,000 $1,021 $4.58 0.90%
Thrivent Mid Cap Growth Portfolio
Actual
$1,000 $1,047 $4.39 0.85%
Hypothetical
**
$1,000 $1,021 $4.33 0.85%
Thrivent Mid Cap Index Portfolio
Actual
$1,000 $1,079 $1.29 0.25%
Hypothetical
**
$1,000 $1,024 $1.26 0.25%
Thrivent Mid Cap Stock Portfolio
Actual
$1,000 $1,065 $3.41 0.66%
Hypothetical
**
$1,000 $1,022 $3.34 0.66%
Thrivent Mid Cap Value Portfolio
Actual
$1,000 $1,050 $4.65 0.90%
Hypothetical
**
$1,000 $1,021 $4.59 0.90%
Thrivent Moderate Allocation Portfolio
Actual
$1,000 $1,014 $2.25 0.44%
Hypothetical
**
$1,000 $1,023 $2.26 0.44%
Thrivent Moderately Aggressive Allocation Portfolio
Actual
$1,000 $1,020 $2.33 0.46%
Hypothetical
**
$1,000 $1,023 $2.33 0.46%
Thrivent Moderately Conservative Allocation Portfolio
Actual
$1,000 $1,003 $2.30 0.46%
Hypothetical
**
$1,000 $1,023 $2.33 0.46%
Thrivent Money Market Portfolio
Actual
$1,000 $1,013 $1.58 0.31%
Hypothetical
**
$1,000 $1,024 $1.59 0.31%
Thrivent Multidimensional Income Portfolio
Actual
$1,000 $1,015 $4.06 0.80%
Hypothetical
**
$1,000 $1,021 $4.08 0.80%

Beginning Account
Value 7/1/2022
Ending Account Value
12/31/2022
Expenses Paid During
Period  7/1/2022
- 12/31/2022
*
Annualized Expense
Ratio
Thrivent Opportunity Income Plus Portfolio
Actual
$1,000 $1,004 $3.26 0.65%
Hypothetical
**
$1,000 $1,022 $3.29 0.65%
Thrivent Partner Emerging Markets Equity Portfolio
Actual
$1,000 $974 $5.97 1.20%
Hypothetical
**
$1,000 $1,019 $6.11 1.20%
Thrivent Partner Healthcare Portfolio
Actual
$1,000 $1,063 $4.37 0.84%
Hypothetical
**
$1,000 $1,021 $4.29 0.84%
Thrivent Real Estate Securities Portfolio
Actual
$1,000 $935 $4.13 0.85%
Hypothetical
**
$1,000 $1,021 $4.32 0.85%
Thrivent Small Cap Growth Portfolio
Actual
$1,000 $1,092 $4.96 0.94%
Hypothetical
**
$1,000 $1,020 $4.79 0.94%
Thrivent Small Cap Index Portfolio
Actual
$1,000 $1,034 $1.23 0.24%
Hypothetical
**
$1,000 $1,024 $1.23 0.24%
Thrivent Small Cap Stock Portfolio
Actual
$1,000 $1,054 $3.62 0.70%
Hypothetical
**
$1,000 $1,022 $3.56 0.70%
* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
** Assuming 5% annualized total return before expenses.

To the Board of Directors of Thrivent Series Fund, Inc. and Shareholders of each of the thirty-two funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (constituting Thrivent Series Fund, Inc., hereafter collectively referred to as the "Funds") as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the periods indicated
therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United
States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Thrivent Aggressive Allocation Portfolio Thrivent Mid Cap Growth Portfolio
Thrivent All Cap Portfolio Thrivent Mid Cap Index Portfolio
Thrivent Balanced Income Plus Portfolio Thrivent Mid Cap Stock Portfolio
Thrivent Diversified Income Plus Portfolio Thrivent Mid Cap Value Portfolio
Thrivent ESG Index Portfolio Thrivent Moderate Allocation Portfolio
Thrivent Global Stock Portfolio Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Government Bond Portfolio Thrivent Moderately Conservative Allocation Portfolio
Thrivent High Yield Portfolio Thrivent Money Market Portfolio
Thrivent Income Portfolio Thrivent Multidimensional Income Portfolio
Thrivent International Allocation Portfolio Thrivent Opportunity Income Plus Portfolio
Thrivent International Index Portfolio Thrivent Partner Emerging Markets Equity Portfolio
Thrivent Large Cap Growth Portfolio Thrivent Partner Healthcare Portfolio
Thrivent Large Cap Index Portfolio Thrivent Real Estate Securities Portfolio
Thrivent Large Cap Value Portfolio Thrivent Small Cap Growth Portfolio
Thrivent Limited Maturity Bond Portfolio Thrivent Small Cap Index Portfolio
Thrivent Low Volatility Equity Portfolio Thrivent Small Cap Stock Portfolio
PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402
T: (612) 596 6000, www.pwc.com/us
Report of Independent Registered Public Accounting Firm

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, agent banks, transfer agent and brokers;
when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
Minneapolis, Minnesota
February 16, 2023
We have served as the auditor of one or more investment companies in Thrivent Financial for Lutherans investment company complex since
1987.

Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock ( 43.3% ) Value
Communications Services (2.1%)
10,296 Alphabet, Inc., Class A
a
$ 908,416
151,705 Alphabet, Inc., Class C
a
13,460,785
2,523 AMC Networks, Inc.
a
39,535
45 Cable One, Inc. 32,034
113,343 Comcast Corporation 3,963,605
30,028 DISH Network Corporation
a
421,593
6,237 Emerald Holding, Inc.
a
22,079
620 EverQuote, Inc.
a
9,139
4,052 Interpublic Group of Companies,
Inc. 134,972
659 Liberty Broadband Corporation,
Class C
a
50,262
1,014 Liberty Latin America, Ltd.
a
7,635
3,081 Live Nation Entertainment, Inc.
a
214,869
2,301 Match Group, Inc.
a
95,468
40,542 Meta Platforms, Inc.
a
4,878,824
13,750 Netflix, Inc.
a
4,054,600
2,053 New York Times Company 66,640
3,357 Omnicom Group, Inc. 273,830
2,710 Pinterest, Inc.
a
65,799
82,936 QuinStreet, Inc.
a
1,190,132
998 ROBLOX Corporation
a
28,403
1,022 SciPlay Corporation
a
16,434
4,666 Snap, Inc.
a
41,761
3,253 Trade Desk, Inc.
a
145,832
1,039 Tripadvisor, Inc.
a
18,681
58,822 Verizon Communications, Inc. 2,317,587
18,670 Walt Disney Company
a
1,622,050
105,007 Warner Bros. Discovery, Inc.
a
995,466
1,518 ZipRecruiter, Inc.
a
24,926
38,825 ZoomInfo Technologies, Inc.
a
1,169,021
Total 36,270,378
Consumer Discretionary (4.8%)
4,359 2U, Inc.
a
27,331
143,761 Amazon.com, Inc.
a
12,075,924
838 American Axle & Manufacturing
Holdings, Inc.
a
6,553
108 America's Car-Mart, Inc.
a
7,804
28,223 Aptiv plc
a
2,628,408
4,298 Autoliv, Inc. 329,141
82 AutoNation, Inc.
a
8,799
1,274 Beazer Homes USA, Inc.
a
16,256
3,104 Best Buy Company, Inc. 248,972
2,705 Bloomin' Brands, Inc. 54,425
1,610 Booking Holdings, Inc.
a
3,244,601
637 Boyd Gaming Corporation 34,736
1,349 Brunswick Corporation 97,236
2,501 Buckle, Inc. 113,420
6,208 Burlington Stores, Inc.
a
1,258,734
14,329 Cedar Fair, LP 592,361
2,812 Cheesecake Factory, Inc. 89,168
557 Chegg, Inc.
a
14,075
3,248 Chico's FAS, Inc.
a
15,980
3,194 Chipotle Mexican Grill, Inc.
a
4,431,643
433 Chuy's Holdings, Inc.
a
12,254
32,064 Clarus Corporation 251,382
229 Columbia Sportswear Company 20,056
2,389 Container Store Group, Inc.
a
10,297
82,298 Cooper-Standard Holdings, Inc.
a
745,620
3,948 Culp, Inc. 18,121
20,450 D.R. Horton, Inc. 1,822,913
1,416 Darden Restaurants, Inc. 195,875
5,037 Designer Brands, Inc. 49,262
264 Dollar Tree, Inc.
a
37,340
Shares Common Stock (43.3%) Value
Consumer Discretionary (4.8%) - continued
928 Dorman Products, Inc.
a
$ 75,047
44,951 Duluth Holdings, Inc.
a
277,797
1,839 Duolingo, Inc.
a
130,808
4,442 eBay, Inc. 184,210
185,545 Everi Holdings, Inc.
a
2,662,571
6,460 Expedia Group, Inc.
a
565,896
15,584 Five Below, Inc.
a
2,756,342
12,278 Foot Locker, Inc. 463,986
81,711 Ford Motor Company 950,299
967 Fox Factory Holding Corporation
a
88,219
10,054 Gap, Inc. 113,409
323 Garmin, Ltd. 29,810
27,012 General Motors Company 908,684
7,642 Gentex Corporation 208,397
285 Genuine Parts Company 49,450
7,733 Goodyear Tire & Rubber
Company
a
78,490
5,822 Grand Canyon Education, Inc.
a
615,152
1,704 H&R Block, Inc. 62,213
16,105 Harley-Davidson, Inc. 669,968
1,154 Hibbet, Inc. 78,726
3,376 Hilton Worldwide Holdings, Inc. 426,591
19,866 Home Depot, Inc. 6,274,875
3,658 Hyatt Hotels Corporation
a
330,866
6,463 Kohl's Corporation 163,191
226 Kura Sushi USA, Inc.
a
10,776
1,602 La-Z-Boy, Inc. 36,558
4,155 Lear Corporation 515,303
7,039 Lithia Motors, Inc. 1,441,165
14,352 Lowe's Companies, Inc. 2,859,492
2,634 Lululemon Athletica, Inc.
a
843,881
335 M.D.C. Holdings, Inc. 10,586
18,139 Macy's, Inc. 374,570
144 Marriott Vacations Worldwide
Corporation 19,381
4,484 McDonald's Corporation 1,181,668
1,746 Modine Manufacturing Company
a
34,676
4,607 Mohawk Industries, Inc.
a
470,927
113 Murphy USA, Inc. 31,588
10,937 Newell Brands, Inc. 143,056
43,726 NIKE, Inc. 5,116,379
13,733 Nordstrom, Inc.
b
221,651
546 NVR, Inc.
a
2,518,469
87 O'Reilly Automotive, Inc.
a
73,431
24,066 Papa John's International, Inc. 1,980,872
1,854 Patrick Industries, Inc. 112,352
3,086 PENN Entertainment, Inc.
a
91,654
32,864 Planet Fitness, Inc.
a
2,589,683
2,824 Playa Hotels and Resorts NV
a
18,441
2,818 Polaris, Inc. 284,618
3,822 PVH Corporation 269,795
1,550 RH
a
414,144
3,999 Rivian Automotive, Inc.
a
73,702
3,929 Ross Stores, Inc. 456,039
1,785 Ruth's Hospitality Group, Inc. 27,632
943 Six Flags Entertainment
Corporation
a
21,925
21,807 Skyline Champion Corporation
a
1,123,279
12,466 Sleep Number Corporation
a
323,867
48,585 Sonos, Inc.
a
821,086
20,799 Sony Group Corporation ADR 1,586,548
21,843 Stoneridge, Inc.
a
470,935
388 Taylor Morrison Home Corporation
a
11,776
33,118 Tesla, Inc.
a
4,079,475
3,216 Texas Roadhouse, Inc. 292,495

Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (43.3%) Value
Consumer Discretionary (4.8%) - continued
140,734 ThredUp, Inc.
a
$ 184,361
276 TopBuild Corporation
a
43,191
4,078 Travel + Leisure Company 148,439
402 TravelCenters of America, Inc.
a
18,002
6,166 Ulta Beauty, Inc.
a
2,892,286
130 Vail Resorts, Inc. 30,985
2,265 Visteon Corporation
a
296,330
127 Williams-Sonoma, Inc. 14,595
8,135 Wingstop, Inc. 1,119,539
11,518 Wyndham Hotels & Resorts, Inc. 821,349
30,370 Xometry, Inc.
a
978,825
22,796 Zumiez, Inc.
a
495,585
Total 84,621,046
Consumer Staples (2.4%)
16,543 Archer-Daniels-Midland Company 1,536,018
21,704 BJ's Wholesale Club Holdings,
Inc.
a
1,435,937
1,593 Bunge, Ltd. 158,934
1,052 Cal-Maine Foods, Inc. 57,281
10,638 Casey's General Stores, Inc. 2,386,635
22,924 Celsius Holdings, Inc.
a
2,385,013
3,045 Coca-Cola Company 193,692
4,678 Costco Wholesale Corporation 2,135,507
69,647 Coty, Inc.
a
596,178
1,136 Darling Ingredients, Inc.
a
71,102
40,112 e.l.f. Beauty, Inc.
a
2,218,194
4,900 Estee Lauder Companies, Inc. 1,215,739
14,564 Flowers Foods, Inc. 418,569
196 Hershey Company 45,388
877 Ingredion, Inc. 85,885
11,491 John B. Sanfilippo & Son, Inc. 934,448
3,389 Kellogg Company 241,432
3,103 Kraft Heinz Company 126,323
10,756 Kroger Company 479,502
52,168 Lamb Weston Holdings, Inc. 4,661,732
2,889 Lancaster Colony Corporation 570,000
376 PepsiCo, Inc. 67,928
4,408 Performance Food Group
Company
a
257,383
61,989 Philip Morris International, Inc. 6,273,907
3,134 Post Holdings, Inc.
a
282,875
55,551 Primo Water Corporation 863,263
6,560 Procter & Gamble Company 994,234
104 Seneca Foods Corporation
a
6,339
1,309 Sprouts Farmers Markets, Inc.
a
42,372
17,685 Sysco Corporation 1,352,018
54,755 Turning Point Brands, Inc. 1,184,351
1,705 Tyson Foods, Inc. 106,136
58,068 Walmart, Inc. 8,233,462
Total 41,617,777
Energy (2.0%)
7,094 Antero Midstream Corporation 76,544
7,652 Archrock, Inc. 68,715
2,034 Baker Hughes Company 60,064
54,860 BP plc ADR 1,916,260
461 Cactus, Inc. 23,170
1,312 California Resources Corporation 57,085
2,205 Callon Petroleum Company
a
81,783
5,724 ChampionX Corporation 165,939
1,790 Chevron Corporation 321,287
128 Civitas Resources, Inc. 7,415
13,789 Clean Energy Fuels Corporation
a
71,703
Shares Common Stock (43.3%) Value
Energy (2.0%) - continued
1,090 Comstock Resources, Inc. $ 14,944
26,692 ConocoPhillips 3,149,656
52,622 Devon Energy Corporation 3,236,779
80,384 Enterprise Products Partners, LP 1,938,862
1,050 EOG Resources, Inc. 135,996
14,691 EQT Corporation 496,997
35,700 Exxon Mobil Corporation 3,937,710
4,203 Green Plains, Inc.
a
128,192
47 Gulfport Energy Corporation
a
3,461
53,293 Halliburton Company 2,097,080
1,651 Helmerich & Payne, Inc. 81,840
6,069 HF Sinclair Corporation 314,920
3,653 International Seaways, Inc. 135,234
17,692 Liberty Energy, Inc. 283,249
1,945 Magnolia Oil & Gas Corporation 45,610
1,571 Marathon Oil Corporation 42,527
19,794 Marathon Petroleum Corporation 2,303,824
28,247 Matador Resources Company 1,616,858
2,689 NexTier Oilfield Solutions, Inc.
a
24,846
86,439 NOV, Inc. 1,805,711
6,356 Par Pacific Holdings, Inc.
a
147,777
7,863 PBF Energy, Inc. 320,653
6,701 Phillips 66 697,440
18,149 Pioneer Natural Resources
Company 4,145,050
23,152 ProPetro Holding Corporation
a
240,086
817 Range Resources Corporation 20,441
523 Schlumberger, Ltd. 27,960
819 Select Energy Services, Inc. 7,568
4,499 SM Energy Company 156,700
684 Solaris Oilfield Infrastructure, Inc. 6,792
4,032 Southwestern Energy Company
a
23,587
39,090 Talos Energy, Inc.
a
738,019
1,683 Technip Energies NV ADR 26,322
205,137 TechnipFMC plc
a
2,500,620
6,177 U.S. Silica Holdings, Inc.
a
77,213
6,817 Valero Energy Corporation 864,805
3,146 Viper Energy Partners, LP 100,011
37,600 Williams Companies, Inc. 1,237,040
Total 35,982,345
Financials (5.9%)
35,641 AGNC Investment Corporation 368,884
3,437 Allstate Corporation 466,057
36,157 Ally Financial, Inc. 884,039
1,999 Ambac Financial Group, Inc.
a
34,863
21,854 American Express Company 3,228,928
3,328 American Financial Group, Inc. 456,868
2,054 Ameriprise Financial, Inc. 639,554
6,533 Annaly Capital Management, Inc. 137,716
18,212 Arch Capital Group, Ltd.
a
1,143,349
10,301 Arthur J. Gallagher & Company 1,942,151
535 Assurant, Inc. 66,907
984 Assured Guaranty, Ltd. 61,264
3,541 Banc of California, Inc. 56,408
91,543 Bank of America Corporation 3,031,904
417 Bank of Marin Bancorp 13,711
14,995 Bank of N.T. Butterfield & Son, Ltd. 447,001
10,476 Bank of New York Mellon
Corporation 476,868
3,849 BankFinancial Corporation 40,530
459 BayCom Corporation 8,712
525 BCB Bancorp, Inc. 9,445
6,710 Berkshire Hathaway, Inc.
a
2,072,719
1,229 BlackRock, Inc. 870,906

Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (43.3%) Value
Financials (5.9%) - continued
333 Bread Financial Holdings, Inc. $ 12,541
35,415 Bridgewater Bancshares, Inc.
a
628,262
4,118 Brighthouse Financial, Inc.
a
211,130
508 Brookline Bancorp, Inc. 7,188
28,678 Byline Bancorp, Inc. 658,734
16,184 Capital One Financial Corporation 1,504,465
35,634 Carlyle Group, Inc. 1,063,319
3,311 Cboe Global Markets, Inc. 415,431
24,359 Central Pacific Financial
Corporation 494,001
63,152 Charles Schwab Corporation 5,258,036
3,131 Chimera Investment Corporation 17,220
12,917 Chubb, Ltd. 2,849,490
31,614 Citigroup, Inc. 1,429,901
1,370 Citizens Financial Group, Inc. 53,937
75,242 Columbia Banking System, Inc. 2,267,041
18,698 Comerica, Inc. 1,249,961
5,784 Community Trust Bancorp, Inc. 265,659
3,294 ConnectOne Bancorp, Inc. 79,748
35 CrossFirst Bankshares, Inc.
a
434
26,988 Customers Bancorp, Inc.
a
764,840
11,579 Discover Financial Services 1,132,774
4,165 East West Bancorp, Inc. 274,473
4,556 Ellington Residential Mortgage
REIT 31,254
2,813 Enova International, Inc.
a
107,935
15,390 Enterprise Financial Services
Corporation 753,494
84,332 Equitable Holdings, Inc. 2,420,328
508 Equity Bancshares, Inc. 16,596
1,284 Essent Group, Ltd. 49,922
662 Farmers National Banc
Corporation 9,347
12,305 Federated Hermes, Inc. 446,795
4,783 Financial Institutions, Inc. 116,514
3,536 First Financial Corporation 162,939
1,891 First Foundation, Inc. 27,098
576 First Mid-Illinois Bancshares, Inc. 18,478
1,592 First of Long Island Corporation 28,656
3,170 First Republic Bank 386,391
245 FirstCash Holdings, Inc. 21,293
5,723 Flushing Financial Corporation 110,912
8,532 Glacier Bancorp, Inc. 421,651
1,256 Global Life, Inc. 151,411
4,521 Great Southern Bancorp, Inc. 268,954
2,176 Green Dot Corporation
a
34,424
13,353 Hamilton Lane, Inc. 852,990
3,058 Hancock Whitney Corporation 147,977
19,046 Hanmi Financial Corporation 471,389
5,298 Hanover Insurance Group, Inc. 715,919
25,685 Heartland Financial USA, Inc. 1,197,435
3,368 HomeStreet, Inc. 92,889
5,493 Hometrust Bancshares, Inc. 132,766
95,189 Hope Bancorp, Inc. 1,219,371
3,089 Horizon Bancorp, Inc. 46,582
22,657 Houlihan Lokey, Inc. 1,974,784
10,349 Independent Bank Corporation 247,548
1,976 Interactive Brokers Group, Inc. 142,964
10,750 Intercontinental Exchange, Inc. 1,102,843
3,528 Invesco Mortgage Capital, Inc. 44,911
9,792 Invesco, Ltd. 176,158
50,518 J.P. Morgan Chase & Company 6,774,464
17,139 Kinsale Capital Group, Inc. 4,482,191
8,226 M&T Bank Corporation 1,193,264
Shares Common Stock (43.3%) Value
Financials (5.9%) - continued
121 Marsh & McLennan Companies,
Inc. $ 20,023
324 Metropolitan Bank Holding
Corporation
a
19,009
9,913 MFA Financial, Inc. 97,643
29,957 MGIC Investment Corporation 389,441
8,234 Midland States Bancorp, Inc. 219,189
10,783 MidWestOne Financial Group, Inc. 342,360
4,272 Moody's Corporation 1,190,265
30,221 Morgan Stanley 2,569,389
2,611 Mr. Cooper Group, Inc.
a
104,779
4,581 MSCI, Inc. 2,130,944
34,620 Nasdaq, Inc. 2,123,937
66,847 New York Community Bancorp,
Inc. 574,884
14,213 NMI Holdings, Inc.
a
297,052
8,197 OceanFirst Financial Corporation 174,186
1,448 OFG Bancorp 39,907
5,321 Old Republic International
Corporation 128,502
8,091 OneMain Holdings, Inc. 269,511
25,814 PacWest Bancorp 592,431
1,088 Pathward Financial, Inc. 46,838
223 PCB Bancorp 3,945
317 Peapack-Gladstone Financial
Corporation 11,799
142 PennyMac Financial Services, Inc. 8,046
17,211 Popular, Inc. 1,141,434
437 Primerica, Inc. 61,975
418 Principal Financial Group, Inc. 35,079
1,856 Prosperity Bancshares, Inc. 134,894
277 QCR Holdings, Inc. 13,750
59,418 Radian Group, Inc. 1,133,101
7,708 Raymond James Financial, Inc. 823,600
1,255 Reinsurance Group of America,
Inc. 178,323
532 RenaissanceRe Holdings, Ltd. 98,010
32,098 Rithm Capital Corporation 262,241
18,352 RLI Corporation 2,409,067
12,196 S&P Global, Inc. 4,084,928
597 S&T Bancorp, Inc. 20,405
37,286 Seacoast Banking Corporation of
Florida 1,162,950
8,165 Silvergate Capital Corporation
a,b
142,071
19,662 State Street Corporation 1,525,181
386 SVB Financial Group
a
88,834
16,478 Synchrony Financial 541,467
2,911 Synovus Financial Corporation 109,308
280 T. Rowe Price Group, Inc. 30,537
1,384 Territorial Bancorp, Inc. 33,230
4,528 TPG RE Finance Trust, Inc. 30,745
13,994 Tradeweb Markets, Inc. 908,630
35,811 Triumph Financial, Inc.
a
1,750,084
37,153 Truist Financial Corporation 1,598,694
5,580 TrustCo Bank Corporation NY 209,752
3,253 Two Harbors Investment
Corporation 51,300
11,505 Umpqua Holdings Corporation 205,364
998 Univest Financial Corporation 26,078
16,242 Unum Group 666,409
6,790 Virtu Financial, Inc. 138,584
2,173 W.R. Berkley Corporation 157,695
221 Walker & Dunlop, Inc. 17,344
458 Washington Federal, Inc. 15,366
64,506 Wells Fargo & Company 2,663,453

Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (43.3%) Value
Financials (5.9%) - continued
55,379 Western Alliance Bancorp $ 3,298,373
829 Western Asset Mortgage Capital
Corporation 7,552
382 Wintrust Financial Corporation 32,287
22,186 Zions Bancorp NA 1,090,664
3,349 Zurich Insurance Group AG 1,601,081
Total 103,552,126
Health Care (6.9%)
851 10X Genomics, Inc.
a
31,010
19,020 Abbott Laboratories 2,088,206
3,789 ACADIA Pharmaceuticals, Inc.
a
60,321
1,338 Accolade, Inc.
a
10,423
19,971 Adaptive Biotechnologies
Corporation
a
152,578
6,695 Agilent Technologies, Inc. 1,001,907
80,606 Agiliti, Inc.
a
1,314,684
2,182 Agios Pharmaceuticals, Inc.
a
61,271
5,367 Aldeyra Therapeutics, Inc.
a
37,354
3,766 Align Technology, Inc.
a
794,249
2,006 Alignment Healthcare, Inc.
a
23,591
13,642 Alkermes plc
a
356,465
13,388 Allogene Therapeutics, Inc.
a,b
84,211
150 Alnylam Pharmaceuticals, Inc.
a
35,647
774 Amedisys, Inc.
a
64,660
2,738 AmerisourceBergen Corporation 453,714
8,985 Amgen, Inc. 2,359,820
1,159 AMN Healthcare Services, Inc.
a
119,168
940 Anika Therapeutics, Inc.
a
27,824
1,562 Arcutis Biotherapeutics, Inc.
a
23,118
5,731 Argenx SE ADR
a
2,171,075
9,334 Ascendis Pharma AS ADR
a
1,139,961
27,335 AstraZeneca plc ADR 1,853,313
3,420 Atara Biotherapeutics, Inc.
a
11,218
1,544 Avanos Medical, Inc.
a
41,781
40,763 Avantor, Inc.
a
859,692
13,776 Axonics, Inc.
a
861,413
50,775 Baxter International, Inc. 2,588,002
7,176 Biogen, Inc.
a
1,987,178
20,992 BioLife Solutions, Inc.
a
382,054
23,587 Bio-Techne Corporation 1,954,891
951 Blueprint Medicines Corporation
a
41,663
749 Bristol-Myers Squibb Company 53,891
1,651 Cardinal Health, Inc. 126,912
323 Cardiovascular Systems, Inc.
a
4,399
995 Charles River Laboratories
International, Inc.
a
216,810
347 Chemed Corporation 177,119
12,598 Cigna Holding Company 4,174,221
3,829 Community Health Systems, Inc.
a
16,541
41 CONMED Corporation 3,634
3,433 Cooper Companies, Inc. 1,135,190
3,235 CRISPR Therapeutics AG
a
131,503
14,466 CVS Health Corporation 1,348,087
18,642 Danaher Corporation 4,947,960
6,755 Deciphera Pharmaceuticals, Inc.
a
110,714
3,140 Dentsply Sirona, Inc. 99,978
15,532 DexCom, Inc.
a
1,758,844
8,749 Dynavax Technologies
Corporation
a
93,089
750 Editas Medicine, Inc.
a
6,652
20,017 Edwards Lifesciences Corporation
a
1,493,468
3,518 Elanco Animal Health, Inc.
a
42,990
12,239 Elevance Health, Inc. 6,278,240
3,258 Encompass Health Corporation 194,861
Shares Common Stock (43.3%) Value
Health Care (6.9%) - continued
1,629 Enhabit, Inc.
a
$ 21,438
40,943 Enovis Corporation
a
2,191,269
702 Ensign Group, Inc. 66,416
648 Exact Sciences Corporation
a
32,082
35,593 Gilead Sciences, Inc. 3,055,659
385 Guardant Health, Inc.
a
10,472
24,764 Halozyme Therapeutics, Inc.
a
1,409,072
7,811 HCA Healthcare, Inc. 1,874,328
1,236 HealthEquity, Inc.
a
76,187
15,332 Hims & Hers Health, Inc.
a
98,278
10,785 Hologic, Inc.
a
806,826
250 IDEAYA Biosciences, Inc.
a
4,543
345 IDEXX Laboratories, Inc.
a
140,746
15,945 Immunocore Holdings plc ADR
a
909,981
17,705 Inari Medical, Inc.
a
1,125,330
11,397 Inspire Medical Systems, Inc.
a
2,870,676
8,487 Insulet Corporation
a
2,498,488
470 Integra LifeSciences Holdings
Corporation
a
26,353
16,754 Intuitive Surgical, Inc.
a
4,445,674
13,142 Ionis Pharmaceuticals, Inc.
a
496,373
2,760 Jazz Pharmaceuticals, Inc.
a
439,696
24,392 Johnson & Johnson 4,308,847
955 KalVista Pharmaceuticals, Inc.
a
6,456
828 Kiniksa Pharmaceuticals, Ltd.
a
12,403
3,555 Kura Oncology, Inc.
a
44,118
15,482 Laboratory Corporation of America
Holdings 3,645,701
32,281 Lantheus Holdings, Inc.
a
1,645,040
163,235 Maravai LifeSciences Holdings,
Inc.
a
2,335,893
813 Masimo Corporation
a
120,283
2,576 Medpace Holdings, Inc.
a
547,168
46,558 Medtronic plc 3,618,488
53,037 Merck & Company, Inc. 5,884,455
214 Merit Medical Systems, Inc.
a
15,113
2,808 Mersana Therapeutics, Inc.
a
16,455
7,508 Mirati Therapeutics, Inc.
a
340,187
187 MultiPlan Corporation
a
215
14,122 Natera, Inc.
a
567,281
1,989 National HealthCare Corporation 118,346
15,840 Novo Nordisk AS ADR 2,143,786
933 Nurix Therapeutics, Inc.
a
10,244
30,093 NuVasive, Inc.
a
1,241,035
2,033 Oak Street Health, Inc.
a
43,730
2,244 Omnicell, Inc.
a
113,142
1,929 OraSure Technologies, Inc.
a
9,298
91,900 Pfizer, Inc. 4,708,956
220 Pliant Therapeutics, Inc.
a
4,253
105,630 Progyny, Inc.
a
3,290,375
4,661 Protagonist Therapeutics, Inc.
a
50,852
51,152 R1 RCM, Inc.
a
560,114
2,863 RAPT Therapeutics, Inc.
a
56,687
3,391 Reata Pharmaceuticals, Inc.
a,b
128,824
4,728 Regeneron Pharmaceuticals, Inc.
a
3,411,205
11,972 Repligen Corporation
a
2,026,979
3,424 Revance Therapeutics, Inc.
a
63,207
1,414 Sage Therapeutics, Inc.
a
53,930
14,642 Sarepta Therapeutics, Inc.
a
1,897,310
357 Scholar Rock Holding Corporation
a
3,231
85 Seagen, Inc.
a
10,923
1,811 Sensus Healthcare, Inc.
a
13,438
2,731 ShockWave Medical, Inc.
a
561,521
28,011 Silk Road Medical, Inc.
a
1,480,381
1,183 SpringWorks Therapeutics, Inc.
a
30,770

Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (43.3%) Value
Health Care (6.9%) - continued
886 Stryker Corporation $ 216,618
1,460 Syneos Health, Inc.
a
53,553
2,918 Teleflex, Inc. 728,420
11,457 Travere Therapeutics, Inc.
a
240,941
2,579 Twist Bioscience Corporation
a
61,406
265 U.S. Physical Therapy, Inc. 21,473
1,713 Ultragenyx Pharmaceutical, Inc.
a
79,363
661 UnitedHealth Group, Inc. 350,449
1,521 Vanda Pharmaceuticals, Inc.
a
11,240
539 Veeva Systems, Inc.
a
86,984
2,366 Veracyte, Inc.
a
56,145
16,862 Vericel Corporation
a
444,145
65,691 Viemed Healthcare, Inc.
a
496,624
20,931 Vor BioPharma, Inc.
a,b
139,191
2,551 VYNE Therapeutics, Inc.
a
383
3,024 Waters Corporation
a
1,035,962
1,471 Zentalis Pharmaceuticals, Inc.
a
29,626
13,811 Zimmer Biomet Holdings, Inc. 1,760,903
22,958 Zoetis, Inc. 3,364,495
5,767 Zymeworks, Inc.
a,b
45,329
Total 122,371,342
Industrials (6.1%)
3,735 3M Company 447,901
7,697 Advanced Drainage Systems, Inc. 630,923
2,851 AECOM 242,135
1,912 AGCO Corporation 265,175
34,132 Air Lease Corporation 1,311,351
10,584 Alaska Air Group, Inc.
a
454,477
25,841 Altra Industrial Motion Corporation 1,544,000
490 American Woodmark Corporation
a
23,941
14,436 AMETEK, Inc. 2,016,998
32,403 ASGN, Inc.
a
2,640,196
1,386 Atkore International Group, Inc.
a
157,200
2,069 AZZ, Inc. 83,174
63,858 Badger Infrastructure Solutions,
Ltd. 1,257,352
17,679 Barnes Group, Inc. 722,187
1,458 Beacon Roofing Supply, Inc.
a
76,968
2,649 Booz Allen Hamilton Holding
Corporation 276,873
49 CACI International, Inc.
a
14,729
8,504 Carlisle Companies, Inc. 2,003,968
529 Caterpillar, Inc. 126,727
1,434 CBIZ, Inc.
a
67,183
16,491 Chart Industries, Inc.
a
1,900,258
18,729 Cimpress plc
a
517,108
3,282 Cintas Corporation 1,482,217
847 Clean Harbors, Inc.
a
96,660
142,311 CNH Industrial NV 2,285,515
141 Columbus McKinnon Corporation 4,578
762 CoStar Group, Inc.
a
58,887
18,725 Crane Holdings, Company 1,880,926
1,509 CSW Industrials, Inc. 174,938
82,240 CSX Corporation 2,547,795
5,752 Curtiss-Wright Corporation 960,526
1,081 Deere & Company 463,490
42,931 Delta Air Lines, Inc.
a
1,410,713
1,272 Donaldson Company, Inc. 74,883
77,052 Driven Brands Holdings, Inc.
a
2,104,290
25,202 Dun & Bradstreet Holdings, Inc. 308,977
1,105 Eagle Bulk Shipping, Inc. 55,184
2,889 EMCOR Group, Inc. 427,890
43,215 Emerson Electric Company 4,151,233
Shares Common Stock (43.3%) Value
Industrials (6.1%) - continued
13,281 Expeditors International of
Washington, Inc. $ 1,380,162
22,091 Fastenal Company 1,045,346
102,522 First Advantage Corporation
a
1,332,786
1,072 Forrester Research, Inc.
a
38,335
3,504 Fortune Brands Innovations, Inc. 200,113
19,727 Forward Air Corporation 2,069,165
797 Genco Shipping & Trading, Ltd. 12,242
2,789 Generac Holdings, Inc.
a
280,741
7,510 General Dynamics Corporation 1,863,306
338 Gorman-Rupp Company 8,660
13,532 Greenbrier Companies, Inc. 453,728
208 Heidrick & Struggles International,
Inc. 5,818
15,762 Helios Technologies, Inc. 858,083
139 Heritage-Crystal Clean, Inc.
a
4,515
3,926 Hillman Solutions Corporation
a
28,306
80,454 Howmet Aerospace, Inc. 3,170,692
5,542 Hubbell, Inc. 1,300,597
83,815 IAA, Inc.
a
3,352,600
254 ICF International, Inc. 25,159
8,926 IDEX Corporation 2,038,074
52,184 Janus International Group, Inc.
a
496,792
9,636 JetBlue Airways Corporation
a
62,441
19,515 Johnson Controls International plc 1,248,960
171 Knight-Swift Transportation
Holdings, Inc. 8,962
6,285 L3Harris Technologies, Inc. 1,308,600
4,056 Landstar System, Inc. 660,722
1,878 Leidos Holdings, Inc. 197,547
21,326 Lincoln Electric Holdings, Inc. 3,081,394
10,486 ManpowerGroup, Inc. 872,540
3,504 Masterbrand, Inc.
a
26,455
11,572 Mercury Systems, Inc.
a
517,731
25,475 Middleby Corporation
a
3,411,102
13,780 Miller Industries, Inc. 367,375
1,347 MSC Industrial Direct Company,
Inc. 110,050
138 National Presto Industries, Inc. 9,447
11,068 Norfolk Southern Corporation 2,727,377
3,884 Northrop Grumman Corporation 2,119,149
6,680 Old Dominion Freight Line, Inc. 1,895,650
2,742 Owens Corning, Inc. 233,893
7,776 PACCAR, Inc. 769,591
14,888 Parker-Hannifin Corporation 4,332,408
24,989 Pentair plc 1,124,005
8,083 Planet Labs PBC
a
35,161
8,446 Quanta Services, Inc. 1,203,555
34,774 Regal Rexnord Corporation 4,172,185
1,595 Republic Services, Inc. 205,739
805 RXO, Inc.
a
13,846
3,547 Saia, Inc.
a
743,735
5,561 SkyWest, Inc.
a
91,812
757 Snap-On, Inc. 172,967
14,802 Southwest Airlines Company
a
498,383
4,354 Standex International Corporation 445,893
89,157 Sun Country Airlines Holdings,
Inc.
a
1,414,030
9,912 SunPower Corporation
a
178,713
8,959 Sunrun, Inc.
a
215,195
8,514 Tennant Company 524,207
1,856 Terex Corporation 79,288
18,405 Timken Company 1,300,681
3,266 Trane Technologies plc 548,982
14,066 TransUnion 798,245

Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (43.3%) Value
Industrials (6.1%) - continued
10,606 Trex Company, Inc.
a
$ 448,952
3,527 Tutor Perini Corporation
a
26,629
121,085 Uber Technologies, Inc.
a
2,994,432
4,231 Union Pacific Corporation 876,113
3,888 United Airlines Holdings, Inc.
a
146,578
14,390 United Parcel Service, Inc. 2,501,558
9,774 United Rentals, Inc.
a
3,473,875
1,556 Univar Solutions, Inc.
a
49,481
472 Valmont Industries, Inc. 156,076
34,134 Vicor Corporation
a
1,834,703
250 Watts Water Technologies, Inc. 36,558
72,270 WillScot Mobile Mini Holdings
Corporation
a
3,264,436
Total 108,772,153
Information Technology (8.7%)
7,856 8x8, Inc.
a
33,938
2,869 Adobe, Inc.
a
965,505
489 American Software, Inc. 7,179
3,634 Amkor Technology, Inc. 87,143
35,852 Amphenol Corporation 2,729,771
2,269 ANSYS, Inc.
a
548,168
112,118 Apple, Inc. 14,567,492
21,140 Applied Materials, Inc. 2,058,613
10,262 Arista Networks, Inc.
a
1,245,294
5,495 Arrow Electronics, Inc.
a
574,612
5,488 Autodesk, Inc.
a
1,025,543
190 Aviat Networks, Inc.
a
5,926
390 Avnet, Inc. 16,216
882 Benchmark Electronics, Inc. 23,541
24,010 BigCommerce Holdings, Inc.
a
209,847
12,152 Bill.com Holdings, Inc.
a
1,324,082
118 Blackline, Inc.
a
7,938
51,514 Block, Inc.
a
3,237,140
155 Broadridge Financial Solutions,
Inc. 20,790
1,525 Cadence Design Systems, Inc.
a
244,976
1,544 CalAmp Corporation
a
6,917
30,572 Calix, Inc.
a
2,092,042
218 Cambium Networks Corporation
a
4,724
546 CDW Corporation 97,505
22,360 Ciena Corporation
a
1,139,913
135,330 Cisco Systems, Inc. 6,447,121
1,393 Cloudflare, Inc.
a
62,978
45,755 Cognex Corporation 2,155,518
163 Cognizant Technology Solutions
Corporation 9,322
2,362 Coherent Corporation
a
82,906
16,193 Cohu, Inc.
a
518,986
9,683 CommScope Holding Company,
Inc.
a
71,170
9,684 Conduent Incorporated
a
39,220
620 CrowdStrike Holdings, Inc.
a
65,280
2,315 Datadog, Inc.
a
170,152
11,665 Descartes Systems Group, Inc.
a
812,467
414 Diodes, Inc.
a
31,522
16,900 Dolby Laboratories, Inc. 1,192,126
32,129 Dropbox, Inc.
a
719,047
5,675 Endava plc ADR
a
434,137
2,552 Enphase Energy, Inc.
a
676,178
11,505 Entegris, Inc. 754,613
3,326 EPAM Systems, Inc.
a
1,090,063
1,464 Euronet Worldwide, Inc.
a
138,172
38 Fair Isaac Corporation
a
22,746
Shares Common Stock (43.3%) Value
Information Technology (8.7%) - continued
21,931 Fidelity National Information
Services, Inc. $ 1,488,018
4,601 Fiserv, Inc.
a
465,023
31,746 Five9, Inc.
a
2,154,284
6,275 Flex, Ltd.
a
134,661
895 Flywire Corporation
a
21,901
48,782 Gilat Satellite Networks, Ltd.
a
282,936
2,998 Global Payments, Inc. 297,761
2,282 HubSpot, Inc.
a
659,795
1,829 IPG Photonics Corporation
a
173,151
2,900 Jack Henry & Associates, Inc. 509,124
40 Keysight Technologies, Inc.
a
6,843
568 KLA-Tencor Corporation 214,153
38,631 Knowles Corporation
a
634,321
4,422 Lam Research Corporation 1,858,567
59,842 Lattice Semiconductor
Corporation
a
3,882,549
2,237 Littelfuse, Inc. 492,587
839 Lumentum Holdings, Inc.
a
43,771
18,141 Mastercard, Inc. 6,308,170
9,802 MAXIMUS, Inc. 718,781
274 MaxLinear, Inc.
a
9,302
16,834 Microchip Technology, Inc. 1,182,588
102,512 Microsoft Corporation 24,584,428
6,881 MKS Instruments, Inc. 583,027
47 MongoDB, Inc.
a
9,251
5,790 Monolithic Power Systems, Inc. 2,047,402
266 Motorola Solutions, Inc. 68,551
15,742 National Instruments Corporation 580,880
3,126 NICE, Ltd. ADR
a
601,130
7,206 Nova, Ltd.
a
588,586
50,581 NVIDIA Corporation 7,391,907
9,900 ON Semiconductor Corporation
a
617,463
2,991 PagerDuty, Inc.
a
79,441
11,373 Palo Alto Networks, Inc.
a
1,586,988
6,582 Paycom Software, Inc.
a
2,042,460
59,808 PayPal Holdings, Inc.
a
4,259,526
946 PDF Solutions, Inc.
a
26,980
1,057 Plexus Corporation
a
108,797
13,167 PTC, Inc.
a
1,580,567
1,135 Qorvo, Inc.
a
102,876
54,206 QUALCOMM, Inc. 5,959,408
563 Qualys, Inc.
a
63,185
6,597 Rambus, Inc.
a
236,305
1,106 RingCentral, Inc.
a
39,152
17,072 Sabre Corporation
a
105,505
24,649 Salesforce, Inc.
a
3,268,211
45,482 Samsung Electronics Company,
Ltd. 1,996,352
529 Sanmina Corporation
a
30,306
11,349 ServiceNow, Inc.
a
4,406,476
4,893 SiTime Corporation
a
497,227
7,077 Skyworks Solutions, Inc. 644,927
11,582 Splunk, Inc.
a
997,094
69,828 Sprout Social, Inc.
a
3,942,489
4,936 Synopsys, Inc.
a
1,576,015
2,513 Teledyne Technologies, Inc.
a
1,004,974
95 Teradyne, Inc. 8,298
21,627 Texas Instruments, Inc. 3,573,213
11,266 Trimble, Inc.
a
569,609
6,374 TTEC Holdings, Inc. 281,285
165,231 TTM Technologies, Inc.
a
2,491,683
4,766 Tyler Technologies, Inc.
a
1,536,606
8,819 Universal Display Corporation 952,805
6,429 Vishay Intertechnology, Inc. 138,674

Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (43.3%) Value
Information Technology (8.7%) - continued
7,814 Vontier Corporation $ 151,045
16,656 Western Union Company 229,353
1,097 WEX, Inc.
a
179,524
7,639 Wolfspeed, Inc.
a
527,397
31,855 Workiva, Inc.
a
2,674,864
1,377 Xerox Holdings Corporation 20,104
5,803 Yext, Inc.
a
37,894
2,371 Zoom Video Communications,
Inc.
a
160,612
Total 154,467,677
Materials (1.7%)
700 Albemarle Corporation 151,802
224 Alcoa Corporation 10,185
17,853 AptarGroup, Inc. 1,963,473
8,613 Ashland, Inc. 926,156
3,471 Avery Dennison Corporation 628,251
49,316 Axalta Coating Systems, Ltd.
a
1,256,078
16,717 Ball Corporation 854,907
18,147 Carpenter Technology Corporation 670,350
10,113 Celanese Corporation 1,033,953
14,971 CF Industries Holdings, Inc. 1,275,529
284 Commercial Metals Company 13,717
22,476 Compass Minerals International,
Inc. 921,516
4,102 Corteva, Inc. 241,116
625 Crown Holdings, Inc. 51,381
17,534 Eastman Chemical Company 1,427,969
5,778 Huntsman Corporation 158,779
14,646 Ingevity Corporation
a
1,031,664
3,003 Innospec, Inc. 308,889
3,204 International Flavors & Fragrances,
Inc. 335,907
84,121 Ivanhoe Mines, Ltd.
a
664,767
1,000 Kaiser Aluminum Corporation 75,960
2,503 Linde plc 816,429
3,609 LSB Industries, Inc.
a
48,000
12,121 LyondellBasell Industries NV 1,006,407
3,279 Martin Marietta Materials, Inc. 1,108,204
1,042 Mativ, Inc. 21,778
1,947 Mercer International, Inc. 22,663
1,635 MP Materials Corporation
a
39,698
811 Myers Industries, Inc. 18,029
24,674 Nucor Corporation 3,252,280
2,141 Orion Engineered Carbons SA 38,131
7,777 PPG Industries, Inc. 977,880
3,285 Quaker Chemical Corporation 548,266
152,160 Ranpak Holdings Corporation
a
877,963
4,408 Reliance Steel & Aluminum
Company 892,355
17,861 RPM International, Inc. 1,740,554
1,483 Ryerson Holding Corporation 44,876
112 Sensient Technologies Corporation 8,167
10,969 Sonoco Products Company 665,928
14,251 Steel Dynamics, Inc. 1,392,323
51,187 Summit Materials, Inc.
a
1,453,199
1,185 TriMas Corporation 32,872
1,266 Trinseo plc 28,751
5,724 United States Lime & Minerals, Inc. 805,710
8,791 United States Steel Corporation 220,215
320 Westlake Corporation 32,813
Total 30,095,840
Shares Common Stock (43.3%) Value
Real Estate (1.6%)
21,861 Agree Realty Corporation $ 1,550,601
4,837 Alexandria Real Estate Equities,
Inc. 704,606
1,173 American Assets Trust, Inc. 31,084
9,028 AvalonBay Communities, Inc. 1,458,203
5,616 Camden Property Trust 628,318
1,144 CareTrust REIT, Inc. 21,255
15,679 CBRE Group, Inc.
a
1,206,656
23,512 CubeSmart 946,358
84,827 Cushman and Wakefield plc
a
1,056,944
5,346 Digital Realty Trust, Inc. 536,043
618 EastGroup Properties, Inc. 91,501
1,315 Elme Communities 23,407
11,858 EPR Properties 447,284
2,112 Equity Commonwealth 52,737
13,664 Equity Residential 806,176
4,071 Essential Properties Realty Trust,
Inc. 95,546
3,376 Extra Space Storage, Inc. 496,880
6,320 First Industrial Realty Trust, Inc. 305,003
5,594 FirstService Corporation 685,545
6,134 Four Corners Property Trust, Inc. 159,055
963 Getty Realty Corporation 32,597
77,689 Healthcare Realty Trust, Inc. 1,497,067
89,408 Host Hotels & Resorts, Inc. 1,434,998
1,598 Howard Hughes Corporation
a
122,119
29,065 Independence Realty Trust, Inc. 490,036
460 Kilroy Realty Corporation 17,788
2,870 Life Storage, Inc. 282,695
843 LTC Properties, Inc. 29,952
26,321 National Retail Properties, Inc. 1,204,449
57,094 National Storage Affiliates Trust 2,062,235
14,030 Necessity Retail REIT, Inc. 83,198
3,687 NetSTREIT Corporation 67,583
63,437 Pebblebrook Hotel Trust 849,421
6,017 Public Storage, Inc. 1,685,903
3,144 Realty Income Corporation 199,424
11,512 Regency Centers Corporation 719,500
36,045 Rexford Industrial Realty, Inc. 1,969,499
11,216 Sabra Health Care REIT, Inc. 139,415
9,748 SBA Communications Corporation 2,732,462
20,184 Service Properties Trust 147,141
1,617 Terreno Realty Corporation 91,959
5,220 UDR, Inc. 202,171
11,522 Zillow Group, Inc.
a
359,602
Total 27,724,416
Utilities (1.1%)
13,923 Alliant Energy Corporation 768,689
2,045 Artesian Resources Corporation 119,796
894 Avista Corporation 39,640
9,641 Black Hills Corporation 678,148
23,835 CenterPoint Energy, Inc. 714,812
2,352 Consolidated Water Company,
Ltd. 34,810
15,215 Constellation Energy Corporation 1,311,685
15,930 Duke Energy Corporation 1,640,631
7,514 Edison International, Inc. 478,041
35,932 Entergy Corporation 4,042,350
1,218 Essential Utilities, Inc. 58,135
11,975 Evergy, Inc. 753,587
461 NextEra Energy Partners, LP 32,312
79,871 NiSource, Inc. 2,190,063
13,621 NorthWestern Corporation 808,270
31,457 OGE Energy Corporation 1,244,124

Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (43.3%) Value
Utilities (1.1%) - continued
6,346 Pinnacle West Capital Corporation $ 482,550
16,038 Portland General Electric
Company 785,862
22,923 Public Service Enterprise Group,
Inc. 1,404,492
12,523 Sempra Energy 1,935,304
6,292 Spire, Inc. 433,267
7,749 UGI Corporation 287,255
826 Vistra Energy Corporation 19,163
Total 20,262,986
Total Common Stock
(cost $660,468,655) 765,738,086
Shares
Registered Investment
Companies ( 39.1% ) Value
Unaffiliated  (1.0%)
26,939 Energy Select Sector SPDR Fund 2,356,354
3,971 Invesco QQQ Trust Series 1 1,057,398
23,447 Materials Select Sector SPDR
Fund 1,821,363
28,111 SPDR S&P 500 ETF Trust 10,750,490
8,899 SPDR S&P Biotech ETF
a
738,617
6,173 SPDR S&P Oil & Gas Exploration
ETF 838,787
Total 17,563,009
Affiliated  (38.1%)
4,913,436 Thrivent Core Emerging Markets
Equity Fund 39,897,098
5,012,855 Thrivent Core International Equity
Fund 43,762,222
6,559,139 Thrivent Core Low Volatility Equity
Fund 72,740,849
2,396,366 Thrivent Core Small Cap Value
Fund 21,902,784
5,712,244 Thrivent Global Stock Portfolio 65,069,890
2,440,298 Thrivent High Yield Portfolio 9,653,820
615,532 Thrivent Income Portfolio 5,200,201
15,079,934 Thrivent International Allocation
Portfolio 124,296,353
876,959 Thrivent International Index
Portfolio 10,104,668
4,491,221 Thrivent Large Cap Value Portfolio 93,780,730
1,070,848 Thrivent Limited Maturity Bond
Portfolio 9,991,123
6,046,599 Thrivent Mid Cap Stock Portfolio 109,956,792
3,772,728 Thrivent Small Cap Stock Portfolio 68,887,741
Total 675,244,271
Total Registered Investment
Companies (cost $679,961,359) 692,807,280
Principal
Amount Long-Term Fixed Income ( 3.2% ) Value
Collateralized Mortgage Obligations (<0.1%)
Sequoia Mortgage Trust
$ 30,665
3.182%,  9/20/2046, Ser.
2007-1, Class 4A1
c
21,070
Total 21,070
Principal
Amount Long-Term Fixed Income (3.2%) Value
Commercial Mortgage-Backed Securities (0.1%)
Federal Home Loan Mortgage
Corporation Multifamily
Structured Pass Through
Certificates
$ 250,000
3.710%,  9/25/2032, Ser.
K-150, Class A2
c,d
$ 234,275
Federal Home Loan Mortgage
Corporation Multifamily WI
Certificates
175,000
3.500%,  9/25/2032, Ser.
K148, Class A2 161,274
275,000
3.530%,  10/25/2032, Ser.
K149, Class A2 253,990
1,100,000
3.820%,  1/25/2033, Ser.
K153, Class A2 1,033,984
Total 1,683,523
Mortgage-Backed Securities (1.2%)
Federal Home Loan Mortgage
Corporation Conventional 30-Yr.
Pass Through
1,102,734 2.500%,  5/1/2051 936,469
519,639 3.500%,  5/1/2052 472,621
507,535 4.000%,  5/1/2052 479,371
829,313 3.500%,  6/1/2052 754,158
Federal Home Loan Mortgage
Corporation Gold 15-Yr. Pass
Through
278,386 2.500%,  7/1/2030 261,022
Federal National Mortgage
Association Conventional 15-Yr.
Pass Through
850,000 5.000%,  1/1/2038
e
853,712
Federal National Mortgage
Association Conventional 20-Yr.
Pass Through
714,315 3.000%,  8/1/2038 656,533
608,237 3.500%,  5/1/2040 567,876
552,739 2.500%,  4/1/2042 480,672
Federal National Mortgage
Association Conventional 30-Yr.
Pass Through
1,117,189 3.000%,  1/1/2052 982,245
561,374 2.500%,  2/1/2051 476,887
812,879 2.500%,  2/1/2051 695,037
1,419,073 2.000%,  3/1/2051 1,158,921
1,139,932 3.000%,  3/1/2052 1,003,111
552,281 2.500%,  4/1/2051 469,212
669,353 3.000%,  4/1/2051 590,197
689,417 3.000%,  5/1/2050 610,292
561,532 3.000%,  5/1/2051 499,659
456,294 3.000%,  6/1/2050 408,989
869,717 2.500%,  7/1/2051 738,716
388,930 3.500%,  7/1/2051 357,677
395,004 3.500%,  8/1/2050 364,407
1,936,478 2.000%,  8/1/2051 1,580,292
194,411 3.500%,  9/1/2052 177,491
835,888 4.000%,  10/1/2052 787,354
937,175 2.500%,  12/1/2051 797,891
450,000 4.500%,  12/1/2052
e,f
436,491
1,735,000 5.500%,  1/1/2041
e
1,739,280
375,000 3.500%,  1/1/2049
e
340,614
150,000 4.000%,  1/1/2049
e
140,649
625,000 5.000%,  1/1/2049
e
615,763

Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (3.2%) Value
Mortgage-Backed Securities (1.2%) - continued
Federal National Mortgage
Association Conventional 40-Yr.
Pass Through
$ 209,880 3.500%,  7/1/2061 $ 192,543
425,697 4.000%,  12/1/2061 403,525
Total 21,029,677
U.S. Government & Agencies (1.9%)
U.S. Treasury Bonds
1,880,000 1.625%,  11/15/2050 1,118,600
920,000 2.250%,  11/15/2027 847,766
5,000,000 2.875%,  5/15/2028 4,717,773
170,000 5.250%,  11/15/2028 180,094
125,000 0.875%,  11/15/2030 99,912
90,000 1.375%,  11/15/2031 73,252
2,500,000 2.875%,  5/15/2032 2,303,906
3,030,000 1.375%,  11/15/2040 1,969,855
120,000 3.000%,  5/15/2042 100,894
2,413,000 2.500%,  5/15/2046 1,800,041
U.S. Treasury Notes
100,000 0.125%,  10/15/2023 96,473
8,300,000 3.000%,  6/30/2024 8,101,254
500,000 2.125%,  7/31/2024 480,918
2,330,000 2.250%,  11/15/2024 2,237,801
2,040,000 2.125%,  11/30/2024 1,952,742
640,000 2.625%,  1/31/2026 611,500
6,630,000 2.500%,  2/28/2026 6,297,205
300,000 0.750%,  1/31/2028 255,094
Total 33,245,080
Total Long-Term Fixed Income
(cost $60,209,078) 55,979,350
Shares
Collateral Held for Securities
Loaned ( <0.1% ) Value
720,490 Thrivent Cash Management Trust 720,490
Total Collateral Held for
Securities Loaned
(cost $720,490) 720,490
Shares or
Principal
Amount Short-Term Investments ( 14.7% ) Value
Federal Home Loan Bank Discount
Notes
100,000 4.040%, 1/27/2023
g,h
99,710
4,300,000 4.172%, 2/8/2023
g,h
4,281,032
900,000 4.172%, 2/10/2023
g,h
895,726
14,600,000 4.241%, 2/15/2023
g,h
14,523,109
100,000 4.260%, 2/17/2023
g
99,449
Thrivent Core Short-Term Reserve
Fund
24,008,847 4.710% 240,088,466
Total Short-Term Investments
(cost $259,905,502) 259,987,492
Total Investments (cost
$1,661,265,084) 100.3% $1,775,232,698
Other Assets and Liabilities, Net
(0.3%) (6,152,894)
Total Net Assets 100.0% $1,769,079,804
a Non-income producing security.
b All or a portion of the security is on loan.
c Denotes variable rate securities. The rate shown is as of
December 31, 2022. The rates of certain variable rate
securities are based on a published reference rate and
spread; these may vary by security and the reference rate
and spread are indicated in their description.  The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions.  These
securities do not indicate a reference rate and spread in
their description.
d All or a portion of the security is insured or guaranteed.
e Denotes investments purchased on a when-issued or
delayed-delivery basis.
f All or a portion of the security was earmarked to cover
written options.
g The interest rate shown reflects the yield.
h All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for
open futures contracts.
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Aggressive Allocation
Portfolio as of December 31, 2022:
Securities Lending Transactions
Common Stock $ 712,895
Total lending $712,895
Gross amount payable upon return of
collateral for securities loaned $720,490
Net amounts due to counterparty $7,595
Definitions:
ADR - American Depositary Receipt, which are certificates
for an underlying foreign security's shares held by an
issuing U.S. depository bank.
ETF - Exchange Traded Fund
FNMA - Federal National Mortgage Association
REIT - Real Estate Investment Trust is a company that buys,
develops, manages and/or sells real estate assets.
Ser. - Series
SPDR - S&P Depository Receipts, which are exchange-traded
funds traded in the U.S., Europe, and Asia-Pacific and
managed by State Street Global Advisors.
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 214,326,326
Gross unrealized depreciation (110,923,755)
Net unrealized appreciation (depreciation) $ 103,402,571
Cost for federal income tax purposes $ 1,665,698,722

Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Aggressive Allocation Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Common Stock
Communications Services 36,270,378 36,270,378 – –
Consumer Discretionary 84,621,046 84,621,046 – –
Consumer Staples 41,617,777 41,617,777 – –
Energy 35,982,345 35,982,345 – –
Financials 103,552,126 101,951,045 1,601,081 –
Health Care 122,371,342 122,371,342 – –
Industrials 108,772,153 107,514,801 1,257,352 –
Information Technology 154,467,677 152,471,325 1,996,352 –
Materials 30,095,840 29,431,073 664,767 –
Real Estate 27,724,416 27,724,416 – –
Utilities 20,262,986 20,262,986 – –
Registered Investment Companies
Unaffiliated 17,563,009 17,563,009 – –
Affiliated 496,941,318 496,941,318 – –
Long-Term Fixed Income
Collateralized Mortgage Obligations 21,070 – 21,070 –
Commercial Mortgage-Backed Securities 1,683,523 – 1,683,523 –
Mortgage-Backed Securities 21,029,677 – 21,029,677 –
U.S. Government & Agencies 33,245,080 – 33,245,080 –
Short-Term Investments 19,899,026 – 19,899,026 –
Subtotal Investments in Securities $1,356,120,789 $1,274,722,861 $81,397,928 $–
Other Investments  * Total
Affiliated Short-Term Investments 240,088,466
Affiliated Registered Investment Companies 178,302,953
Collateral Held for Securities Loaned 720,490
Subtotal Other Investments $419,111,909
Total Investments at Value $1,775,232,698
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
Other Financial Instruments Total Level 1 Level 2 Level 3
Asset Derivatives
Futures Contracts 4,599,408 4,599,408 – –
Total Asset Derivatives $4,599,408 $4,599,408 $– $–
Liability Derivatives
Futures Contracts 10,733,129 10,733,129 – –
Call Options Written 637 – – 637
Total Liability Derivatives $10,733,766 $10,733,129 $– $637

Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Reference Description:
CBOT
-
Chicago Board of Trade
CME
-
Chicago Mercantile Exchange
EAFE
-
Europe, Australasia and Far East
ICE
-
Intercontinental Exchange
MSCI
-
Morgan Stanley Capital International
S&P
-
Standard & Poor's
Counterparty:
MSC
-
Morgan Stanley & Company
The following table presents Aggressive Allocation Portfolio's futures contracts held as of December 31, 2022. Investments and/or cash totaling
$13,679,756 were pledged as the initial margin deposit for these contracts.
Futures Contracts Description
Number of
Contracts
Long/(Short)
Expiration
Date Notional Amount
Value and
Unrealized
CBOT 10-Yr. U.S. Treasury Note 69 March 2023 $ 7,767,035 ( $ 18,550)
CBOT U.S. Long Bond 8 March 2023 1,002,147 603
CME E-mini S&P 500 Index 1,479 March 2023 295,635,191 (10,114,241)
CME Ultra Long Term U.S. Treasury Bond 14 March 2023 1,869,484 10,891
ICE mini MSCI EAFE Index 291 March 2023 28,959,756 (595,986)
Total Futures Long Contracts $ 335,233,613 ( $ 10,717,283)
CBOT 2-Yr. U.S. Treasury Note (16) March 2023 ( $ 3,277,326) ( $ 3,924)
CBOT 5-Yr. U.S. Treasury Note (28) March 2023 (3,021,604) (428)
CME E-mini Russell 2000 Index (387) March 2023 (35,485,697) 1,218,783
CME E-mini S&P Mid-Cap 400 Index (394) March 2023 (99,066,090) 2,827,650
ICE US mini MSCI Emerging Markets Index (425) March 2023 (20,928,054) 540,804
Ultra 10-Yr. U.S. Treasury Note (4) March 2023 (473,802) 677
Total Futures Short Contracts ( $ 162,252,573) $4,583,562
Total Futures Contracts $ 172,981,040 ($6,133,721)
The following table presents Aggressive Allocation Portfolio's options contracts held as of December 31, 2022.
Option _ Description
(Underlying Security
Description)
Counter-
party
Number of
Contracts
Exercise
Price
Expiration
Date Notional Amount Value
Unrealized
Appreciation/
(Depreciation)
FNMA Conventional 30-Yr. Pass
Through Call Option
(*)
MSC (0.45) $ 98.94 February 2023 ( $ 432,998) ( $ 637) $ 2,316
(Federal National Mortgage Association
Conventional 30-Yr. Pass Through)
Total Options Written Contracts ($637) $2,316
(*)  Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the
Notes to Financial Statements.

Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2022, for Aggressive Allocation
Portfolio's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.
Derivatives by risk category Statement of Assets and Liabilities Location Fair Value
Asset Derivatives
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) $ 4,587,237
Total Equity Contracts 4,587,237
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 12,171
Options Written Net Assets - Distributable earnings/(accumulated loss) 2,316
Total Interest Rate Contracts 14,487
Total Asset Derivatives $4,601,724
Liability Derivatives
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 10,710,227
Total Equity Contracts 10,710,227
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 22,902
Total Interest Rate Contracts 22,902
Total Liability Derivatives $10,733,129
* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.  Only current day's variation margin is reported within the Statement of Assets and Liabilities.
The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2022, for
Aggressive Allocation Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Equity Contracts
Futures Net realized gains/(losses) on Futures contracts (33,880,492)
Total Equity Contracts
(33,880,492)
Interest Rate Contracts
Options Written Net realized gains/(losses) on Written option contracts 13,203
Futures Net realized gains/(losses) on Futures contracts (1,225,087)
Total Interest Rate Contracts
(1,211,884)
Total ($35,092,376)
The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2022, for Aggressive Allocation Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized
appreciation/(depreciation)
recognized in Income
Equity Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (10,149,489)
Total Equity Contracts (10,149,489)
Interest Rate Contracts
Options Written Change in net unrealized appreciation/(depreciation) on Written option contracts (2,656)
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (81,809)
Total Interest Rate Contracts (84,465)
Total ($10,233,954)

Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table presents Aggressive Allocation Portfolio's average volume of derivative activity during the period ended December 31, 2022.
Derivative Risk Category Average Notional Value
Equity Contracts
Futures - Long $369,446,419
Futures - Short (211,788,091)
Interest Rate Contracts
Futures - Long 10,907,626
Futures - Short (10,272,794)
Options Written (296,455)

Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Aggressive Allocation
Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Registered Investment Companies
Core Emerging Markets Equity $50,489 $1,451 $– $39,897 4,913 2.2%
Core International Equity 53,279 1,099 – 43,762 5,013 2.5
Core Low Volatility Equity 79,372 7,182 – 72,741 6,559 4.1
Core Small Cap Value – 22,146 – 21,903 2,396 1.2
Global Stock 80,300 9,271 – 65,070 5,712 3.7
High Yield 10,753 534 – 9,654 2,440 0.5
Income 6,181 365 – 5,200 616 0.3
International Allocation 152,223 14,288 – 124,296 15,080 7.0
International Index 11,827 298 – 10,104 877 0.6
Large Cap Value 98,380 8,299 – 93,781 4,491 5.3
Limited Maturity Bond 10,428 242 – 9,991 1,071 0.6
Mid Cap Stock 134,028 20,722 – 109,957 6,047 6.2
Small Cap Stock 76,936 12,618 – 68,888 3,773 3.9
Total Affiliated Registered Investment
Companies 764,196 675,244 38.1
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% 229,547 465,174 454,633 240,088 24,009 13.6
Total Affiliated Short-Term Investments 229,547 240,088 13.6
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment 7,667 325,393 332,340 720 720 <0.1
Total Collateral Held for Securities Loaned 7,667 720 <0.1
Total Value $1,001,410 $916,052
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Registered Investment Companies
Core Emerging Markets Equity $– ($12,043) $ – $1,451
Core International Equity – (10,616) – 1,099
Core Low Volatility Equity – (13,813) 5,732 1,449
Core Small Cap Value Fund – (243) – 266
Global Stock – (24,501) 8,512 761
High Yield – (1,633) – 534
Income – (1,346) 177 189
International Allocation – (42,215) 10,777 3,511
International Index – (2,021) 31 267
Large Cap Value – (12,898) 7,100 1,198
Limited Maturity Bond – (679) 33 209
Mid Cap Stock – (44,793) 20,360 362
Small Cap Stock – (20,666) 12,385 233
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% – – – 4,103
Total Income/Non Income Cash from Affiliated
Investments $15,632
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 36
Total Affiliated Income from Securities Loaned, Net $36
Total Value $– ($187,467) $ 65,107

All Cap Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock ( 97.7% ) Value
Communications Services (5.4%)
53,200 Alphabet, Inc., Class C
a
$ 4,720,436
44,430 Comcast Corporation 1,553,717
29,720 Verizon Communications, Inc. 1,170,968
10,130 ZoomInfo Technologies, Inc.
a
305,014
Total 7,750,135
Consumer Discretionary (11.6%)
22,810 Amazon.com, Inc.
a
1,916,040
710 Booking Holdings, Inc.
a
1,430,849
4,280 Burlington Stores, Inc.
a
867,813
15,120 Caesars Entertainment, Inc.
a
628,992
780 Chipotle Mexican Grill, Inc.
a
1,082,242
25,640 Clarus Corporation 201,017
9,930 Dollar General Corporation 2,445,262
6,040 Dollar Tree, Inc.
a
854,298
46,851 Everi Holdings, Inc.
a
672,312
8,940 NIKE, Inc. 1,046,069
160 NVR, Inc.
a
738,013
3,190 O'Reilly Automotive, Inc.
a
2,692,456
3,600 Papa John's International, Inc. 296,316
15,370 Sony Group Corporation ADR 1,172,424
4,720 Tesla, Inc.
a
581,410
Total 16,625,513
Consumer Staples (4.7%)
15,900 BJ's Wholesale Club Holdings,
Inc.
a
1,051,944
2,700 Casey's General Stores, Inc. 605,745
8,010 Celsius Holdings, Inc.
a
833,360
23,160 Philip Morris International, Inc. 2,344,024
20,990 Sysco Corporation 1,604,685
12,760 Turning Point Brands, Inc. 275,999
Total 6,715,757
Energy (4.9%)
7,662 ConocoPhillips 904,116
11,928 Devon Energy Corporation 733,691
16,090 Helmerich & Payne, Inc. 797,582
35,610 NOV, Inc. 743,893
8,970 Pioneer Natural Resources
Company 2,048,658
13,930 Valero Energy Corporation 1,767,160
Total 6,995,100
Financials (13.1%)
6,760 American Express Company 998,790
5,560 Ameriprise Financial, Inc. 1,731,217
16,130 Arch Capital Group, Ltd.
a
1,012,641
30,010 Bank of America Corporation 993,931
19,850 Cadence Bank 489,501
12,520 Chubb, Ltd. 2,761,912
10,010 Enterprise Financial Services
Corporation 490,089
13,430 Equitable Holdings, Inc. 385,441
5,840 Hamilton Lane, Inc. 373,059
4,280 Houlihan Lokey, Inc. 373,045
13,480 J.P. Morgan Chase & Company 1,807,668
3,580 Kinsale Capital Group, Inc. 936,242
23,110 Morgan Stanley 1,964,812
670 MSCI, Inc. 311,664
4,440 S&P Global, Inc. 1,487,134
7,650 Signature Bank 881,433
920 SVB Financial Group
a
211,729
Shares Common Stock (97.7%) Value
Financials (13.1%) - continued
5,960 Western Alliance Bancorp $ 354,978
5,380 Zions Bancorp NA 264,481
1,880 Zurich Insurance Group AG 898,785
Total 18,728,552
Health Care (16.2%)
32,540 AstraZeneca plc ADR 2,206,212
7,520 Bio-Techne Corporation 623,258
7,080 Danaher Corporation 1,879,174
4,160 DexCom, Inc.
a
471,078
5,330 Elevance Health, Inc. 2,734,130
15,760 Gilead Sciences, Inc. 1,352,996
9,270 Halozyme Therapeutics, Inc.
a
527,463
29,566 Inotiv, Inc.
a,b
146,056
2,360 Insulet Corporation
a
694,760
5,770 Intuitive Surgical, Inc.
a
1,531,069
7,260 Laboratory Corporation of America
Holdings 1,709,585
7,653 Lantheus Holdings, Inc.
a
389,997
11,670 Medtronic plc 906,992
24,450 Merck & Company, Inc. 2,712,728
3,720 Natera, Inc.
a
149,432
13,440 NuVasive, Inc.
a
554,266
32,560 Pfizer, Inc. 1,668,374
14,305 Progyny, Inc.
a
445,601
7,310 Veeva Systems, Inc.
a
1,179,688
9,260 Zimmer Biomet Holdings, Inc. 1,180,650
Total 23,063,509
Industrials (11.7%)
12,060 Altra Industrial Motion Corporation 720,585
13,960 Badger Infrastructure Solutions,
Ltd. 274,870
1,160 Carlisle Companies, Inc. 273,354
7,850 Crane Holdings, Company 788,533
3,640 Deere & Company 1,560,686
12,630 Driven Brands Holdings, Inc.
a
344,925
53,270 Dun & Bradstreet Holdings, Inc. 653,090
23,010 Emerson Electric Company 2,210,341
13,000 Howmet Aerospace, Inc. 512,330
41,270 Janus International Group, Inc.
a
392,890
8,910 ManpowerGroup, Inc. 741,401
2,690 Middleby Corporation
a
360,191
9,312 Norfolk Southern Corporation 2,294,663
7,770 Parker-Hannifin Corporation 2,261,070
4,170 Regal Rexnord Corporation 500,317
8,520 Timken Company 602,108
8,300 United Parcel Service, Inc. 1,442,872
18,540 WillScot Mobile Mini Holdings
Corporation
a
837,452
Total 16,771,678
Information Technology (18.8%)
59,710 Adyen NV ADR
a
823,998
1,660 ANSYS, Inc.
a
401,039
28,000 Apple, Inc. 3,638,040
13,810 Applied Materials, Inc. 1,344,818
2,580 Bill.com Holdings, Inc.
a
281,117
7,720 Ciena Corporation
a
393,566
37,040 Cisco Systems, Inc. 1,764,586
9,480 Cognex Corporation 446,603
5,700 CommVault Systems, Inc.
a
358,188
3,120 Concentrix Corporation 415,459
9,730 Dolby Laboratories, Inc. 686,354

All Cap Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (97.7%) Value
Information Technology (18.8%) - continued
3,260 F5, Inc.
a
$ 467,843
16,370 Juniper Networks, Inc. 523,185
9,690 Lattice Semiconductor
Corporation
a
628,687
1,490 Littelfuse, Inc. 328,098
6,000 Mastercard, Inc. 2,086,380
26,860 Microsoft Corporation 6,441,565
13,540 National Instruments Corporation 499,626
1,870 NICE, Ltd. ADR
a
359,601
11,450 NVIDIA Corporation 1,673,303
1,090 Paycom Software, Inc.
a
338,238
10,640 PayPal Holdings, Inc.
a
757,781
13,230 QUALCOMM, Inc. 1,454,506
2,655 Snowflake, Inc.
a
381,099
1,040 Tyler Technologies, Inc.
a
335,306
Total 26,828,986
Materials (4.6%)
77,900 Axalta Coating Systems, Ltd.
a
1,984,113
6,300 Ball Corporation 322,182
11,830 Berry Plastics Group, Inc. 714,887
13,270 Carpenter Technology Corporation 490,194
21,620 LyondellBasell Industries NV 1,795,108
7,420 Steel Dynamics, Inc. 724,934
20,258 Summit Materials, Inc.
a
575,125
Total 6,606,543
Real Estate (3.6%)
6,040 Agree Realty Corporation 428,417
3,490 Alexandria Real Estate Equities,
Inc. 508,388
4,390 AvalonBay Communities, Inc. 709,073
4,130 Camden Property Trust 462,065
1,450 Equinix, Inc. 949,794
5,780 FirstService Corporation 708,339
7,810 Prologis, Inc. 880,421
8,680 Rexford Industrial Realty, Inc. 474,275
Total 5,120,772
Utilities (3.1%)
13,890 CenterPoint Energy, Inc. 416,561
12,190 Duke Energy Corporation 1,255,448
3,750 Entergy Corporation 421,875
5,010 Evergy, Inc. 315,279
20,384 NextEra Energy, Inc. 1,704,103
7,230 Portland General Electric
Company 354,270
Total 4,467,536
Total Common Stock
(cost $130,702,056) 139,674,081
Shares
Registered Investment
Companies ( 0.4% ) Value
Unaffiliated  (0.4%)
8,810 SPDR S&P Homebuilders ETF
b
531,419
Total 531,419
Total Registered Investment
Companies (cost $402,965) 531,419
Shares
Collateral Held for Securities
Loaned ( 0.4% ) Value
601,425 Thrivent Cash Management Trust $ 601,425
Total Collateral Held for
Securities Loaned
(cost $601,425) 601,425
Shares Short-Term Investments ( 1.9% ) Value
Thrivent Core Short-Term Reserve
Fund
263,655 4.710% 2,636,546
Total Short-Term Investments
(cost $2,635,814) 2,636,546
Total Investments (cost
$134,342,260) 100.4% $143,443,471
Other Assets and Liabilities, Net
(0.4%) (540,934)
Total Net Assets 100.0% $142,902,537
a Non-income producing security.
b All or a portion of the security is on loan.
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent All Cap Portfolio as of
December 31, 2022:
Securities Lending Transactions
Common Stock $ 578,656
Total lending $578,656
Gross amount payable upon return of
collateral for securities loaned $601,425
Net amounts due to counterparty $22,769
Definitions:
ADR - American Depositary Receipt, which are certificates
for an underlying foreign security's shares held by an
issuing U.S. depository bank.
ETF - Exchange Traded Fund
SPDR - S&P Depository Receipts, which are exchange-traded
funds traded in the U.S., Europe, and Asia-Pacific and
managed by State Street Global Advisors.
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 22,943,731
Gross unrealized depreciation (14,148,986)
Net unrealized appreciation (depreciation) $ 8,794,745
Cost for federal income tax purposes $ 134,648,726

All Cap Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing All Cap Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Common Stock
Communications Services 7,750,135 7,750,135 – –
Consumer Discretionary 16,625,513 16,625,513 – –
Consumer Staples 6,715,757 6,715,757 – –
Energy 6,995,100 6,995,100 – –
Financials 18,728,552 17,829,767 898,785 –
Health Care 23,063,509 23,063,509 – –
Industrials 16,771,678 16,496,808 274,870 –
Information Technology 26,828,986 26,828,986 – –
Materials 6,606,543 6,606,543 – –
Real Estate 5,120,772 5,120,772 – –
Utilities 4,467,536 4,467,536 – –
Registered Investment Companies
Unaffiliated 531,419 531,419 – –
Subtotal Investments in Securities $140,205,500 $139,031,845 $1,173,655 $–
Other Investments  * Total
Affiliated Short-Term Investments 2,636,546
Collateral Held for Securities Loaned 601,425
Subtotal Other Investments $3,237,971
Total Investments at Value $143,443,471
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in All Cap Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $ 3,317 $10,372 $11,052 $2,637 264 1.9%
Total Affiliated Short-Term Investments 3,317 2,637 1.9
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment 1,219 17,290 17,908 601 601 0.4
Total Collateral Held for Securities Loaned 1,219 601 0.4
Total Value $4,536 $3,238
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $– $– $ – $73
Total Income/Non Income Cash from Affiliated
Investments $73
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 4
Total Affiliated Income from Securities Loaned, Net $4
Total Value $– $– $ –

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans ( 5.7% )
a
Value
Basic Materials (0.3%)
Asplundh Tree Expert, LLC, Term
Loan
$ 151,000
0.000%,  (LIBOR 1M +
1.750%), 9/4/2027
b,c,d
$ 150,748
Grinding Media, Inc., Term Loan
85,617
8.070%,  (LIBOR 3M +
4.000%), 10/12/2028
d,e
79,196
Hyperion Materials &
Technologies, Inc., Term Loan
75,833
9.147%,  (LIBOR 3M +
4.500%), 8/30/2028
d
73,132
INEOS US Petrochem, LLC, Term
Loan
227,496
7.134%,  (LIBOR 1M +
2.750%), 1/29/2026
d
223,116
Lummus Technology Holdings V,
LLC, Term Loan
78,268
7.884%,  (LIBOR 1M +
3.500%), 6/30/2027
d
74,815
Nouryon USA, LLC, Term Loan
339,732
7.165%,  (LIBOR 3M +
2.750%), 10/1/2025
d
334,466
Spectrum Group Buyer, Inc., Term
Loan
77,986
9.440%,  (TSFR1M +
6.500%), 5/19/2028
d
73,469
Total 1,008,942
Capital Goods (0.5%)
Advanced Drainage Systems, Inc.,
Term Loan
244
6.474%,  (LIBOR 1M +
2.250%), 9/24/2026
d
244
Ali Group North America
Corporation, Term Loan
126,000
0.000%,  (TSFR1M +
2.000%), 7/22/2029
b,c,d
124,763
Berry Global, Inc., Term Loan
151,000
0.000%,  (LIBOR 1M +
1.750%), 7/1/2026
b,c,d
149,628
Brookfield WEC Holdings, Inc.,
Term Loan
188,000
0.000%,  (LIBOR 1M +
2.750%), 8/1/2025
b,c,d
185,082
BW Holding, Inc., Term Loan
80,401
8.549%,  (LIBOR 1M +
4.000%), 12/14/2028
b,c,d
70,485
Charter Next Generation, Inc.,
Term Loan
89,000
0.000%,  (LIBOR 1M +
3.750%), 12/1/2027
b,c,d
86,303
Clydesdale Acquisition Holdings,
Inc., Term Loan
216,456
8.598%,  (TSFR1M +
3.925%), 4/13/2029
b,c,d
205,724
Cornerstone Building Brands, Inc.,
Term Loan
137,650
7.568%,  (LIBOR 1M +
3.250%), 4/12/2028
d
123,049
Foley Products Company, LLC,
Term Loan
78,273
8.453%,  (SOFRRATE +
4.750%), 2/16/2029
d
75,468
Principal
Amount Bank Loans (5.7%)
a
Value
Capital Goods (0.5%) - continued
Ingersoll-Rand Services Company,
Term Loan
$ 125,677
6.173%,  (LIBOR 1M +
1.750%), 2/28/2027
d
$ 124,499
Mauser Packaging Solutions
Holding Company, Term Loan
151,648
7.370%,  (LIBOR 1M +
3.250%), 4/3/2024
d
147,878
Quikrete Holdings, Inc., Term Loan
78,000
0.000%,  (LIBOR 1M +
2.625%), 1/31/2027
b,c,d
77,025
171,237
7.384%,  (LIBOR 1M +
3.000%), 3/18/2029
d
169,685
Smyrna Ready Mix Concrete, LLC,
Term Loan
75,833
8.673%,  (TSFR1M +
4.250%), 4/1/2029
d,e
74,127
TK Elevator US Newco, Inc., Term
Loan
128,000
0.000%,  (LIBOR 6M +
3.500%), 7/31/2027
b,c,d
122,961
TransDigm, Inc., Term Loan
297,972
6.980%,  (LIBOR 3M +
2.250%), 12/9/2025
b,c,d
293,973
Vertiv Group Corporation, Term
Loan
125,679
7.119%,  (LIBOR 1M +
2.750%), 3/2/2027
b,c,d
121,019
Total 2,151,913
Communications Services (0.9%)
Altice France SA, Term Loan
262,000
8.650%,  (LIBOR 2M +
4.000%), 8/14/2026
d
243,115
CCI Buyer, Inc., Term Loan
101,000
8.580%,  (LIBOR 3M +
4.000%), 12/17/2027
b,c,d
96,253
Cengage Learning, Inc., Term
Loan
83,172
7.814%,  (LIBOR 3M +
4.750%), 7/14/2026
d
74,621
Charter Communications
Operating, LLC, Term Loan
316,000
6.140%,  (LIBOR 1M +
1.750%), 2/1/2027
b,c,d
308,157
Clear Channel Outdoor Holdings,
Inc., Term Loan
232,377
7.915%,  (LIBOR 3M +
3.500%), 8/21/2026
d
211,215
CMG Media Corporation, Term
Loan
237,277
8.230%,  (LIBOR 3M +
3.500%), 12/17/2026
d
221,643
Connect Finco SARL, Term Loan
77,000
0.000%,  (LIBOR 1M +
3.500%), 12/12/2026
b,c,d
76,005
Crown Subsea Communications
Holding, Inc., Term Loan
76,024
8.870%,  (LIBOR 1M +
4.750%), 4/27/2027
d
73,997
CSC Holdings, LLC, Term Loan
252,000
6.818%,  (LIBOR 1M +
2.500%), 4/15/2027
d
224,280

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (5.7%)
a
Value
Communications Services (0.9%) - continued
DIRECTV Financing, LLC, Term
Loan
$ 303,754
9.384%,  (LIBOR 1M +
5.000%), 8/2/2027
d
$ 295,085
iHeartCommunications, Inc., Term
Loan
128,525
7.384%,  (LIBOR 1M +
3.000%), 5/1/2026
b,c,d
117,560
Level 3 Financing, Inc., Term Loan
131,000
0.000%,  (LIBOR 1M +
1.750%), 3/1/2027
b,c,d
125,269
Lumen Technologies, Inc., Term
Loan
262,000
0.000%,  (LIBOR 1M +
2.250%), 3/15/2027
b,c,d
248,478
NEP Group, Inc., Term Loan
83,165
7.634%,  (LIBOR 1M +
3.250%), 10/20/2025
d
71,210
Nexstar Media, Inc., Term Loan
163,482
6.884%,  (LIBOR 1M +
2.500%), 9/18/2026
d
161,969
Playtika Holding Corporation, Term
Loan
101,000
0.000%,  (LIBOR 1M +
2.750%), 3/11/2028
b,c,d
96,214
Radiate Holdco, LLC, Term Loan
84,000
0.000%,  (LIBOR 1M +
3.250%), 9/25/2026
b,c,d
67,927
RLG Holdings, LLC, Term Loan
80,726
8.384%,  (LIBOR 1M +
4.000%), 7/8/2028
d
75,815
SBA Senior Finance II, LLC, Term
Loan
249,000
0.000%,  (LIBOR 1M +
1.750%), 4/11/2025
b,c,d
247,895
Univision Communications, Inc.,
Term Loan
118,701
7.634%,  (LIBOR 1M +
3.250%), 1/31/2029
d
114,893
UPC Financing Partnership, Term
Loan
77,000
0.000%,  (LIBOR 1M +
3.000%), 1/31/2029
b,c,d
75,075
Virgin Media Bristol, LLC, Term
Loan
190,000
0.000%,  (LIBOR 1M +
2.500%), 1/31/2028
b,c,d
186,540
Zayo Group Holdings, Inc., Term
Loan
245,240
7.384%,  (LIBOR 1M +
3.000%), 3/9/2027
d
197,960
Ziggo Financing Partnership, Term
Loan
128,000
0.000%,  (LIBOR 1M +
2.500%), 4/30/2028
b,c,d
124,600
Total 3,735,776
Consumer Cyclical (1.1%)
1011778 B.C., LLC, Term Loan
313,193
6.165%,  (LIBOR 3M +
1.750%), 11/19/2026
d
307,320
Principal
Amount Bank Loans (5.7%)
a
Value
Consumer Cyclical (1.1%) - continued
AlixPartners, LLP, Term Loan
$ 89,000
0.000%,  (LIBOR 1M +
2.750%), 2/4/2028
b,c,d
$ 88,142
Allied Universal Holdco, LLC, Term
Loan
314,000
8.173%,  (LIBOR 1M +
3.750%), 5/14/2028
b,c,d
297,713
Alterra Mountain Company, Term
Loan
99,000
0.000%,  (LIBOR 1M +
3.500%), 8/17/2028
b,c,d
97,577
Amentum Government Services
Holdings, LLC, Term  Loan
126,000
0.000%,  (TSFR1M +
4.000%), 2/15/2029
b,c,d
122,496
Arches Buyer, Inc., Term Loan
54,000
7.634%,  (LIBOR 1M +
3.250%), 12/6/2027
d
49,838
Caesars Resort Collection, LLC,
Term Loan
237,000
0.000%,  (LIBOR 3M +
2.750%), 12/22/2024
b,c,d
236,249
129,323
7.884%,  (LIBOR 1M +
3.500%), 7/20/2025
d
128,882
Carnival Corporation, Term Loan
250,504
7.384%,  (LIBOR 1M +
3.000%), 6/30/2025
d
239,499
Clarios Global, LP, Term Loan
203,000
7.634%,  (LIBOR 1M +
3.250%), 4/30/2026
d
198,518
Crocs, Inc., Term Loan
128,000
0.000%,  (TSFR1M +
3.600%), 2/19/2029
b,c,d
125,280
Cushman & Wakefield US
Borrower, LLC, Term Loan
125,677
7.134%,  (LIBOR 1M +
2.750%), 8/21/2025
d
122,580
Delta 2 Lux Sarl, Term Loan
185,000
7.573%,  (TSFR1M +
3.250%), 1/15/2030
b,c,d
184,769
Fertitta Entertainment, LLC/NV,
Term Loan
77,000
0.000%,  (TSFR1M +
4.100%), 1/27/2029
b,c,d
73,064
Go Daddy Operating Company,
LLC, Term Loan
123,000
0.000%,  (TSFR1M +
3.250%), 11/10/2029
b,c,d
122,675
Great Outdoors Group, LLC, Term
Loan
174,558
8.134%,  (LIBOR 1M +
3.750%), 3/5/2028
d
167,358
Harbor Freight Tools USA, Inc.,
Term Loan
156,000
0.000%,  (LIBOR 1M +
2.750%), 10/19/2027
b,c,d
148,306
Hilton Worldwide Finance, LLC,
Term Loan
188,000
6.173%,  (LIBOR 1M +
1.750%), 6/21/2026
d
187,252
IRB Holding Corporation, Term
Loan
180,000
0.000%,  (TSFR1M +
3.100%), 12/15/2027
b,c,d
174,465

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (5.7%)
a
Value
Consumer Cyclical (1.1%) - continued
PetSmart, LLC, Term Loan
$ 245,239
8.130%,  (LIBOR 1M +
3.750%), 2/12/2028
d
$ 239,491
Pilot Travel Centers, LLC, Term
Loan
212,000
0.000%,  (TSFR1M +
2.000%), 8/6/2028
b,c,d
209,297
Prime Security Services Borrower,
LLC, Term Loan
251,600
6.505%,  (LIBOR 3M +
2.750%), 9/23/2026
b,c,d
249,109
Scientific Games Holdings, LP,
Term Loan
128,000
0.000%,  (TSFR1M +
3.500%), 4/4/2029
b,c,d
121,860
Scientific Games International,
Inc., Term Loan
189,524
7.334%,  (TSFR1M +
3.100%), 4/14/2029
b,c,d
186,478
Staples, Inc., Term Loan
68,668
8.940%,  (LIBOR 3M +
4.500%), 9/12/2024
d
67,752
122,619
7.782%,  (LIBOR 3M +
5.000%), 4/12/2026
d
113,151
Stars Group Holdings BV, Term
Loan
74,000
6.980%,  (LIBOR 1M +
2.250%), 7/21/2026
b,c,d
72,859
UFC Holdings, LLC, Term Loan
126,000
0.000%,  (LIBOR 1M +
2.750%), 4/29/2026
b,c,d
124,180
Total 4,456,160
Consumer Non-Cyclical (0.8%)
AI Aqua Merger Sub, Inc., Term
Loan
244,625
7.967%,  (TSFR1M +
3.750%), 7/30/2028
d
230,050
Alltech, Inc., Term Loan
75,832
8.384%,  (LIBOR 1M +
4.000%), 10/15/2028
d
70,809
Bausch + Lomb Corporation, Term
Loan
197,504
7.842%,  (TSFR1M +
3.350%), 5/10/2027
b,c,d
187,506
Chobani, LLC, Term Loan
78,277
7.884%,  (LIBOR 1M +
3.500%), 10/23/2027
d
76,580
DaVita, Inc., Term Loan
64,000
0.000%,  (LIBOR 1M +
1.750%), 8/12/2026
b,c,d
62,264
Elanco Animal Health, Inc., Term
Loan
101,000
0.000%,  (LIBOR 1M +
1.750%), 8/1/2027
b,c,d
96,818
Froneri U.S., Inc., Term Loan
193,000
0.000%,  (LIBOR 1M +
2.250%), 1/31/2027
b,c,d
187,505
Gainwell Acquisition Corporation,
Term Loan
335,124
8.730%,  (LIBOR 3M +
4.000%), 10/1/2027
d
313,760
Principal
Amount Bank Loans (5.7%)
a
Value
Consumer Non-Cyclical (0.8%) - continued
Global Medical Response, Inc.,
Term Loan
$ 92,954
8.422%,  (LIBOR 1M +
4.250%), 10/2/2025
d
$ 64,778
ICON Luxembourg SARL, Term
Loan
237,817
7.000%,  (LIBOR 3M +
2.250%), 7/1/2028
d
236,897
Jazz Financing Lux SARL, Term
Loan
249,000
0.000%,  (LIBOR 1M +
3.500%), 5/5/2028
b,c,d
246,470
LifePoint Health, Inc., Term Loan
109,000
0.000%,  (LIBOR 1M +
3.750%), 11/16/2025
b,c,d
102,514
Medline Borrower, LP, Term Loan
455,852
7.634%,  (LIBOR 1M +
3.250%), 10/21/2028
b,c,d
432,594
Naked Juice, LLC, Term Loan
90,772
7.830%,  (LIBOR 3M +
3.250%), 1/24/2029
d
80,963
Organon & Company, Term Loan
249,000
7.750%,  (LIBOR 3M +
3.000%), 6/2/2028
d
246,199
Phoenix Newco, Inc., Term Loan
104,000
0.000%,  (LIBOR 1M +
3.250%), 11/15/2028
b,c,d
99,985
PRA Health Sciences, Inc., Term
Loan
59,252
7.000%,  (LIBOR 3M +
2.250%), 7/1/2028
d
59,023
Reynolds Consumer Products,
LLC, Term Loan
151,000
0.000%,  (LIBOR 1M +
1.750%), 2/4/2027
b,c,d
149,608
Select Medical Corporation, Term
Loan
126,000
6.890%,  (LIBOR 1M +
2.500%), 3/6/2025
d
123,228
WP CityMD Bidco, LLC, Term Loan
122,691
7.634%,  (LIBOR 1M +
3.250%), 12/23/2028
d
122,394
Total 3,189,945
Energy (0.1%)
Buckeye Partners, LP, Term Loan
126,000
0.000%,  (LIBOR 1M +
2.250%), 11/1/2026
b,c,d
125,170
CQP Holdco, LP, Term Loan
251,055
8.480%,  (LIBOR 3M +
3.750%), 6/4/2028
d
249,556
GIP II Blue Holding, LP, Term Loan
73,572
9.230%,  (LIBOR 3M +
4.500%), 9/29/2028
d
72,821
Total 447,547
Financials (0.4%)
Acrisure, LLC, Term Loan
119,000
0.000%,  (LIBOR 1M +
3.500%), 2/15/2027
b,c,d
111,414

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (5.7%)
a
Value
Financials (0.4%) - continued
Alliant Holdings Intermediate, LLC,
Term Loan
$ 49,000
0.000%,  (LIBOR 1M +
3.250%), 5/10/2025
b,c,d
$ 48,302
AmWINS Group, Inc., Term Loan
189,517
6.634%,  (LIBOR 1M +
2.250%), 2/19/2028
d
185,905
Asurion, LLC, Term Loan
210,700
7.634%,  (LIBOR 1M +
3.250%), 12/23/2026
d
187,392
26,578
7.634%,  (LIBOR 1M +
3.250%), 7/31/2027
d
23,206
Deerfield Dakota Holding, LLC,
Term Loan
51,867
8.073%,  (LIBOR 1M +
3.750%), 4/9/2027
d
48,350
Edelman Financial Engines Center,
LLC, Term Loan
51,868
7.884%,  (LIBOR 1M +
3.500%), 4/7/2028
d
48,276
First Eagle Holdings, Inc., Term
Loan
51,863
7.230%,  (LIBOR 3M +
2.500%), 2/2/2027
b,c,d
50,488
FleetCor Technologies Operating
Company, LLC, Term  Loan
101,000
0.000%,  (LIBOR 1M +
1.750%), 4/30/2028
b,c,d
99,832
Howden Group Holdings, Ltd.,
Term Loan
51,867
0.000%,  (LIBOR 1M +
3.250%), 11/12/2027
b,c,d
50,432
HUB International, Ltd., Term Loan
215,000
0.000%,  (LIBOR 3M +
3.000%), 4/25/2025
b,c,d
212,403
Hudson River Trading, LLC, Term
Loan
54,000
0.000%,  (TSFR1M +
3.100%), 3/18/2028
b,c,d
50,972
Jane Street Group, LLC, Term
Loan
100,743
7.134%,  (LIBOR 1M +
2.750%), 1/26/2028
d
97,626
Trans Union, LLC, Term Loan
188,000
0.000%,  (LIBOR 1M +
2.250%), 12/1/2028
b,c,d
185,911
USI, Inc./NY, Term Loan
188,000
0.000%,  (TSFR1M +
3.750%), 11/22/2029
b,c,d
185,987
VFH Parent, LLC, Term Loan
77,000
7.321%,  (TSFR1M +
3.100%), 1/13/2029
b,c,d
74,806
Total 1,661,302
Technology (1.2%)
AthenaHealth Group, Inc., Delayed
Draw
39,675
7.823%,  (LIBOR 1M +
3.500%), 2/15/2029
b,c,d
35,722
AthenaHealth Group, Inc., Term
Loan
232,911
7.821%,  (PRIME + 3.500%),
2/15/2029
d
209,704
Principal
Amount Bank Loans (5.7%)
a
Value
Technology (1.2%) - continued
Boxer Parent Company, Inc., Term
Loan
$ 192,437
8.134%,  (LIBOR 1M +
3.750%), 10/2/2025
b,c,d
$ 183,931
Central Parent, Inc., Term Loan
225,000
0.000%,  (TSFR3M +
4.500%), 7/6/2029
b,c,d
222,698
Coherent Corporation, Term Loan
123,435
7.134%,  (LIBOR 1M +
2.750%), 7/1/2029
b,c,d
121,861
CommScope, Inc., Term Loan
227,485
7.634%,  (LIBOR 1M +
3.250%), 4/4/2026
d
213,893
Cornerstone OnDemand, Inc.,
Term Loan
137,653
8.134%,  (LIBOR 1M +
3.750%), 10/15/2028
d
122,511
Dcert Buyer, Inc., Term Loan
153,000
0.000%,  (LIBOR 3M +
4.000%), 10/16/2026
b,c,d
147,590
Dun & Bradstreet Corporation,
Term Loan
151,000
0.000%,  (LIBOR 1M +
3.250%), 2/8/2026
b,c,d
149,356
Entegris, Inc., Term Loan
123,000
0.000%,  (TSFR1M +
3.000%), 7/6/2029
b,c,d
122,539
Gen Digital, Inc., Term Loan
163,000
0.000%,  (TSFR1M +
2.100%), 9/12/2029
b,c,d
159,978
Genesys Cloud Services Holdings
II, LLC, Term Loan
126,000
0.000%,  (LIBOR 1M +
4.000%), 12/1/2027
b,c,d
120,724
Hyland Software, Inc., Term Loan
125,672
7.884%,  (LIBOR 1M +
3.500%), 7/1/2024
d
123,818
Informatica, LLC, Term Loan
125,683
7.188%,  (LIBOR 1M +
2.750%), 10/29/2028
d
123,044
Ingram Micro, Inc., Term Loan
126,000
0.000%,  (LIBOR 1M +
3.500%), 7/2/2028
b,c,d
123,795
Magenta Buyer, LLC, Term Loan
136,000
9.170%,  (LIBOR 1M +
4.750%), 7/27/2028
b,c,d
115,770
McAfee Corporation, Term Loan
259,000
0.000%,  (TSFR1M +
3.850%), 3/1/2029
b,c,d
240,453
Mitchell International, Inc., Term
Loan
157,603
8.415%,  (LIBOR 3M +
3.750%), 10/15/2028
d
144,869
MKS Instruments, Inc., Term Loan
226,432
7.171%,  (TSFR1M +
2.750%), 8/17/2029
d
223,319
Open Text Corporation, Term Loan
193,000
0.000%,  (TSFR1M +
3.600%), 11/16/2029
b,c,d
188,320
Peraton Corporation, Term Loan
391,984
8.134%,  (LIBOR 1M +
3.750%), 2/1/2028
d
382,102

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (5.7%)
a
Value
Technology (1.2%) - continued
Polaris Newco, LLC, Term Loan
$ 227,000
0.000%,  (LIBOR 1M +
4.000%), 6/4/2028
b,c,d
$ 206,652
Proofpoint, Inc., Term Loan
167,577
7.985%,  (LIBOR 3M +
3.250%), 8/31/2028
d
160,780
Rackspace Technology Global,
Inc., Term Loan
115,968
7.380%,  (LIBOR 3M +
2.750%), 2/9/2028
d
72,058
RealPage, Inc., Term Loan
128,000
0.000%,  (LIBOR 1M +
3.250%), 4/22/2028
b,c,d
121,472
SS&C Technologies, Inc., Term
Loan
40,327
6.134%,  (LIBOR 1M +
1.750%), 4/16/2025
d
39,582
34,995
6.134%,  (LIBOR 1M +
1.750%), 4/16/2025
d
34,349
47,392
6.134%,  (LIBOR 1M +
1.750%), 4/16/2025
d
46,503
Tempo Acquisition, LLC, Term
Loan
123,000
7.334%,  (TSFR1M +
3.000%), 8/31/2028
b,c,d
122,508
TIBCO Software, Inc., Term Loan
136,000
0.000%,  (TSFR3M +
4.600%), 3/30/2029
b,c,d
121,210
UKG, Inc., Term Loan
269,000
0.000%,  (LIBOR 1M +
3.250%), 5/3/2026
b,c,d
255,550
Verscend Holding Corporation,
Term Loan
184,532
8.384%,  (LIBOR 1M +
4.000%), 8/27/2025
d
182,983
Total 4,839,644
Transportation (0.4%)
AAdvantage Loyalty IP, Ltd., Term
Loan
301,645
8.993%,  (LIBOR 3M +
4.750%), 4/20/2028
d
299,995
Air Canada, Term Loan
238,954
8.130%,  (LIBOR 3M +
3.500%), 8/11/2028
d
235,669
Brown Group Holding, LLC, Term
Loan
101,000
0.000%,  (LIBOR 1M +
2.500%), 6/7/2028
b,c,d
98,994
Genesee & Wyoming, Inc., Term
Loan
125,677
6.730%,  (LIBOR 3M +
2.000%), 12/30/2026
b,c,d
124,860
SkyMiles IP, Ltd., Term Loan
266,740
7.993%,  (LIBOR 3M +
3.750%), 10/20/2027
b,c,d
271,541
United Airlines, Inc., Term Loan
359,660
8.108%,  (LIBOR 3M +
3.750%), 4/21/2028
d
354,466
Principal
Amount Bank Loans (5.7%)
a
Value
Transportation (0.4%) - continued
XPO, Inc., Term Loan
$ 126,000
0.000%,  (LIBOR 1M +
1.750%), 2/23/2025
b,c,d
$ 125,311
Total 1,510,836
Utilities (<0.1%)
PG&E Corporation, Term Loan
185,122
7.438%,  (LIBOR 1M +
3.000%), 6/23/2025
b,c,d
183,445
Total 183,445
Total Bank Loans
(cost $23,645,372) 23,185,510
Principal
Amount Long-Term Fixed Income ( 41.4% ) Value
Asset-Backed Securities (3.8%)
510 Asset Backed Trust
200,000
3.967%,  5/25/2061, Ser.
2021-NPL1, Class A2
f,g
167,570
328,685
2.116%,  6/25/2061, Ser.
2021-NPL2, Class A1
f,g
294,655
200,000
4.090%,  6/25/2061, Ser.
2021-NPL2, Class A2
f,g
167,760
720 East CLO I, Ltd.
500,000
8.825%,  (TSFR3M +
4.250%), 1/20/2036, Ser.
2022-1A, Class C
d,f
495,991
Affirm Asset Securitization Trust
550,000
4.300%,  5/17/2027, Ser.
2022-A, Class 1A
f
522,627
Amur Equipment Finance
Receivables XI, LLC
550,000
5.300%,  6/21/2028, Ser.
2022-2A, Class A2
f
543,929
Anchorage Capital CLO 21, Ltd.
250,000
6.643%,  (LIBOR 3M +
2.400%), 10/20/2034, Ser.
2021-21A, Class C
d,f
234,441
Ares XL CLO, Ltd.
250,000
6.879%,  (LIBOR 3M +
2.800%), 1/15/2029, Ser.
2016-40A, Class CRR
d,f
228,048
Babson CLO, Ltd.
550,000
7.143%,  (LIBOR 3M +
2.900%), 7/20/2029, Ser.
2018-3A, Class D
d,f
510,511
Bankers Healthcare Group
Securitization Trust
501,584
5.280%,  10/17/2035, Ser.
2022-C, Class A
f
497,448
Barings CLO, Ltd.
400,000
7.393%,  (LIBOR 3M +
3.150%), 1/20/2032, Ser.
2016-2A, Class DR2
d,f
371,760
Business Jet Securities, LLC
53,454
2.981%,  11/15/2035, Ser.
2020-1A, Class A
f
48,688
274,306
4.455%,  6/15/2037, Ser.
2022-1A, Class A
f
250,180

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (41.4%) Value
Asset-Backed Securities (3.8%) - continued
CarVal CLO VIII-C, Ltd.
$ 650,000
7.045%,  (TSFR3M +
3.000%), 10/22/2035, Ser.
2022-2A, Class B1
d,f
$ 644,715
CarVal CLO, Ltd.
350,000
4.880%,  (TSFR3M +
3.700%), 4/21/2034, Ser.
2022-1A, Class D
d,f
339,261
College Avenue Student Loans,
LLC
103,691
6.039%,  (LIBOR 1M +
1.650%), 11/26/2046, Ser.
2017-A, Class A1
*,d
101,461
Dewolf Park CLO, Ltd.
350,000
6.929%,  (LIBOR 3M +
2.850%), 10/15/2030, Ser.
2017-1A, Class DR
d,f
315,089
FirstKey Homes Trust
650,000
1.968%,  10/19/2037, Ser.
2020-SFR2, Class D
f
569,328
Galaxy XIX CLO, Ltd.
250,000
6.175%,  (LIBOR 3M +
1.850%), 7/24/2030, Ser.
2015-19A, Class BRR
d,f
231,370
GMAC Mortgage Corporation
Loan Trust
31,408
4.889%,  (LIBOR 1M +
0.500%), 8/25/2035, Ser.
2005-HE1, Class A2
d,h
16,186
GSAA Home Equity Trust
76,740
4.519%,  8/25/2034, Ser.
2004-10, Class M2
g
68,162
Harley Marine Financing, LLC
407,062
6.682%,  5/15/2043, Ser.
2018-1A, Class A2
f
398,083
Longfellow Place CLO, Ltd.
375,000
6.379%,  (LIBOR 3M +
2.300%), 4/15/2029, Ser.
2013-1A, Class CR3
d,f
356,647
Madison Park Funding XXI, Ltd.
275,000
6.279%,  (LIBOR 3M +
2.200%), 10/15/2032, Ser.
2016-21A, Class BRR
d,f
259,819
Mountain View CLO, Ltd.
460,000
6.429%,  (LIBOR 3M +
2.350%), 10/16/2029, Ser.
2017-1A, Class CR
d,f
436,884
Neuberger Berman CLO, Ltd.
350,000
7.079%,  (LIBOR 3M +
3.000%), 10/15/2029, Ser.
2013-15A, Class DR2
d,f
318,981
OCP CLO, Ltd.
275,000
6.079%,  (LIBOR 3M +
2.000%), 7/15/2030, Ser.
2017-13A, Class BR
d,f
256,564
OZLM IX, Ltd.
425,000
5.793%,  (LIBOR 3M +
1.550%), 10/20/2031, Ser.
2014-9A, Class A1BR
d,f
408,042
Principal
Amount Long-Term Fixed Income (41.4%) Value
Asset-Backed Securities (3.8%) - continued
OZLM VIII, Ltd.
$ 300,000
5.729%,  (LIBOR 3M +
1.650%), 10/17/2029, Ser.
2014-8A, Class A2R3
d,f
$ 288,392
Pagaya AI Technology in Housing
Trust
400,000
4.250%,  8/25/2025, Ser.
2022-1, Class B
f
369,607
PPM CLO 6, Ltd.
600,000
9.075%,  (TSFR3M +
4.500%), 1/20/2031, Ser.
2022-6A, Class C
d,f
594,331
Preferred Term Securities XXIII,
Ltd.
33,150
4.969%,  (LIBOR 3M +
0.200%), 12/22/2036, Ser.
A-FP
d,f
32,930
Pretium Mortgage Credit Partners,
LLC
450,000
5.438%,  1/25/2052, Ser.
2022-NPL1, Class A2
f,g
405,580
250,000
3.844%,  6/27/2060, Ser.
2021-NPL2, Class A2
f,g
196,527
275,000
3.721%,  7/25/2051, Ser.
2021-NPL3, Class A2
f,g
223,046
336,231
2.487%,  10/25/2051, Ser.
2021-NPL5, Class A1
f,g
303,593
Progress Residential Trust
550,000
3.600%,  4/17/2039, Ser.
2022-SFR3, Class B
f
491,049
Sculptor CLO, Ltd.
250,000
6.643%,  (LIBOR 3M +
2.400%), 1/20/2035, Ser. 28A,
Class C
d,f
234,035
Stratus CLO, Ltd.
425,000
6.743%,  (LIBOR 3M +
2.500%), 12/29/2029, Ser.
2021-1A, Class D
d,f
386,339
400,000
7.675%,  (TSFR3M +
3.050%), 10/20/2031, Ser.
2022-3A, Class B
d,f
398,792
TCI-Flatiron CLO, Ltd.
550,000
5.964%,  (TSFR3M +
2.100%), 1/17/2032, Ser.
2016-1A, Class CR3
d,f
520,350
Vericrest Opportunity Loan
Transferee
200,000
4.826%,  2/27/2051, Ser.
2021-NPL2, Class A2
f,g
166,427
250,000
4.949%,  2/27/2051, Ser.
2021-NPL3, Class A2
f,g
213,788
350,000
4.826%,  4/25/2051, Ser.
2021-NPL6, Class A2
f,g
279,809
200,000
4.949%,  4/25/2051, Ser.
2021-NPL8, Class A2
f,g
145,876
350,000
4.826%,  5/25/2051, Ser.
2021-NPL9, Class A2
f,g
300,592
250,000
5.438%,  12/26/2051, Ser.
2021-NP12, Class A2
f,g
227,203
Whitebox CLO III, Ltd.
300,000
6.279%,  (LIBOR 3M +
2.200%), 10/15/2034, Ser.
2021-3A, Class C
d,f
282,894

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (41.4%) Value
Asset-Backed Securities (3.8%) - continued
Wind River CLO, Ltd.
$ 200,000
6.243%,  (LIBOR 3M +
2.000%), 7/20/2030, Ser.
2013-1A, Class BRR
d,f
$ 189,372
Total 15,304,732
Basic Materials (0.6%)
Alcoa Nederland Holding BV
95,000 5.500%,  12/15/2027
f
91,548
Anglo American Capital plc
60,000 3.875%,  3/16/2029
f
53,867
ATI, Inc., Convertible
89,000 3.500%,  6/15/2025 178,801
Cascades USA, Inc.
50,000 5.125%,  1/15/2026
f
45,488
Chemours Company
75,000 5.750%,  11/15/2028
f
67,367
Cleveland-Cliffs, Inc.
60,000 5.875%,  6/1/2027 57,319
40,000 4.625%,  3/1/2029
f,i
35,500
Consolidated Energy Finance SA
118,000 5.625%,  10/15/2028
f
100,262
Ecolab, Inc.
54,000 2.125%,  2/1/2032 43,105
EverArc Escrow Sarl
59,000 5.000%,  10/30/2029
f
48,380
First Quantum Minerals, Ltd.
126,000 6.875%,  10/15/2027
f
118,216
Freeport-McMoRan, Inc.
128,000 4.625%,  8/1/2030 119,218
Glencore Funding, LLC
67,000 4.000%,  3/27/2027
f
63,229
Hecla Mining Company
25,000 7.250%,  2/15/2028 24,616
Hudbay Minerals, Inc.
70,000 4.500%,  4/1/2026
f
63,584
Innophos Holdings, Inc.
30,000 9.375%,  2/15/2028
f
29,325
LYB International Finance III, LLC
62,000 1.250%,  10/1/2025 55,311
Mercer International, Inc.
32,000 5.125%,  2/1/2029 26,752
Methanex Corporation
69,000 4.250%,  12/1/2024 66,070
Mosaic Company
87,000 4.050%,  11/15/2027 81,918
Novelis Corporation
30,000 3.250%,  11/15/2026
f
26,895
40,000 4.750%,  1/30/2030
f
35,463
30,000 3.875%,  8/15/2031
f
24,492
Nutrien, Ltd.
86,000 4.000%,  12/15/2026 82,686
OCI NV
55,000 4.625%,  10/15/2025
f
52,116
Olin Corporation
115,000 5.125%,  9/15/2027 108,675
SCIL USA Holdings, LLC
76,000 5.375%,  11/1/2026
f
64,410
Principal
Amount Long-Term Fixed Income (41.4%) Value
Basic Materials (0.6%) - continued
Sherwin-Williams Company
$ 43,000 4.250%,  8/8/2025 $ 42,250
SPCM SA
72,000 3.375%,  3/15/2030
f
57,960
SunCoke Energy, Inc.
75,000 4.875%,  6/30/2029
f
64,379
Taseko Mines, Ltd.
52,000 7.000%,  2/15/2026
f
45,726
Unifrax Escrow Issuer Corporation
64,000 5.250%,  9/30/2028
f
51,499
United States Steel Corporation
81,000 6.875%,  3/1/2029
i
78,622
United States Steel Corporation,
Convertible
117,000 5.000%,  11/1/2026 234,000
Westlake Corporation
45,000 3.600%,  8/15/2026 42,282
Total 2,381,331
Capital Goods (1.1%)
Advanced Drainage Systems, Inc.
72,000 6.375%,  6/15/2030
f
69,960
AECOM
115,000 5.125%,  3/15/2027 110,687
Amsted Industries, Inc.
80,000 5.625%,  7/1/2027
f
75,893
ARD Finance SA
23,000 6.500%,  6/30/2027
f
15,997
Ardagh Packaging Finance plc/
Ardagh Holdings USA, Inc.
75,000 5.250%,  8/15/2027
f
56,081
26,000 5.250%,  8/15/2027
f
19,441
Boeing Company
113,000 4.875%,  5/1/2025 112,135
52,000 2.196%,  2/4/2026 47,245
67,000 3.250%,  3/1/2028 59,887
90,000 5.150%,  5/1/2030 87,808
Bombardier, Inc.
49,000 7.125%,  6/15/2026
f
47,540
92,000 7.875%,  4/15/2027
f
89,238
60,000 6.000%,  2/15/2028
f
55,483
Builders FirstSource, Inc.
45,000 5.000%,  3/1/2030
f
39,874
Canpack SA/Canpack US LLC
90,000 3.125%,  11/1/2025
f
78,856
Carrier Global Corporation
75,000 2.722%,  2/15/2030 63,142
Chart Industries, Inc.
29,000 7.500%,  1/1/2030
f
29,153
Chart Industries, Inc., Convertible
91,000 1.000%,  11/15/2024
f
180,726
Clydesdale Acquisition Holdings,
Inc.
10,000 6.625%,  4/15/2029
f
9,507
20,000 8.750%,  4/15/2030
f
17,119
CNH Industrial Capital, LLC
20,000 1.950%,  7/2/2023 19,659
Cornerstone Building Brands, Inc.
50,000 6.125%,  1/15/2029
f
35,212

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (41.4%) Value
Capital Goods (1.1%) - continued
Covert Mergeco, Inc.
$ 53,000 4.875%,  12/1/2029
f
$ 43,421
CP Atlas Buyer, Inc.
60,000 7.000%,  12/1/2028
f,i
44,560
Crown Cork & Seal Company, Inc.
65,000 7.375%,  12/15/2026 66,918
General Electric Company
51,000
8.099%,  (LIBOR 3M +
3.330%), 3/15/2023
d,j
50,105
GFL Environmental, Inc.
53,000 4.000%,  8/1/2028
f
45,315
102,000 3.500%,  9/1/2028
f
89,675
Greenbrier Companies, Inc.,
Convertible
102,000 2.875%,  4/15/2028 89,913
H&E Equipment Services, Inc.
120,000 3.875%,  12/15/2028
f
102,215
Herc Holdings, Inc.
60,000 5.500%,  7/15/2027
f
55,965
Howmet Aerospace, Inc.
67,000 6.875%,  5/1/2025 68,753
162,000 3.000%,  1/15/2029 137,700
Huntington Ingalls Industries, Inc.
67,000 4.200%,  5/1/2030 60,811
Itron, Inc., Convertible
178,000 Zero Coupon,  3/15/2026 145,746
JELD-WEN, Inc.
30,000 4.625%,  12/15/2025
f
25,119
John Deere Capital Corporation
84,000 2.800%,  7/18/2029 74,834
44,000 3.900%,  6/7/2032 41,073
Kaman Corporation, Convertible
55,000 3.250%,  5/1/2024 51,122
KBR, Inc., Convertible
160,000 2.500%,  11/1/2023 337,360
Lockheed Martin Corporation
59,000 4.950%,  10/15/2025 59,426
Mauser Packaging Solutions
Holding Company
55,000 5.500%,  4/15/2024
f
53,479
70,000 7.250%,  4/15/2025
f
64,730
MIWD Holdco II, LLC
39,000 5.500%,  2/1/2030
f
31,050
Nesco Holdings II, Inc.
75,000 5.500%,  4/15/2029
f
65,625
New Enterprise Stone and Lime
Company, Inc.
91,000 5.250%,  7/15/2028
f
80,805
OI European Group BV
85,000 4.750%,  2/15/2030
f
74,435
Otis Worldwide Corporation
47,000 2.056%,  4/5/2025 43,974
Owens-Brockway Glass Container,
Inc.
27,000 5.875%,  8/15/2023
f,i
26,808
Pactiv Evergreen Group
55,000 4.375%,  10/15/2028
f
49,137
Parker-Hannifin Corporation
40,000 2.700%,  6/14/2024 38,518
Principal
Amount Long-Term Fixed Income (41.4%) Value
Capital Goods (1.1%) - continued
Patrick Industries, Inc., Convertible
$ 78,000 1.000%,  2/1/2023 $ 77,267
72,000 1.750%,  12/1/2028 58,765
PGT Innovations, Inc.
73,000 4.375%,  10/1/2029
f
61,119
Raytheon Technologies
Corporation
91,000 4.125%,  11/16/2028 87,097
Republic Services, Inc.
37,000 3.950%,  5/15/2028 35,145
Roller Bearing Company of
America, Inc.
20,000 4.375%,  10/15/2029
f
17,294
SRM Escrow Issuer, LLC
105,000 6.000%,  11/1/2028
f
93,944
Textron, Inc.
67,000 3.650%,  3/15/2027 62,459
Titan Acquisition, Ltd.
30,000 7.750%,  4/15/2026
f
27,018
TransDigm, Inc.
110,000 6.250%,  3/15/2026
f
108,481
218,000 5.500%,  11/15/2027 204,713
United Rentals North America, Inc.
70,000 4.875%,  1/15/2028 66,336
60,000 4.000%,  7/15/2030 51,288
Victors Merger Corporation
34,000 6.375%,  5/15/2029
f
18,700
Waste Connections, Inc.
21,000 3.200%,  6/1/2032 18,015
Waste Pro USA, Inc.
35,000 5.500%,  2/15/2026
f
30,909
WESCO Distribution, Inc.
100,000 7.250%,  6/15/2028
f
101,297
Total 4,559,082
Collateralized Mortgage Obligations (3.0%)
Banc of America Alternative Loan
Trust
229,789
6.000%,  11/25/2035, Ser.
2005-10, Class 3CB1 195,304
Banc of America Mortgage
Securities Trust
83,479
3.870%,  9/25/2035, Ser.
2005-H, Class 3A1
d
74,407
28,094
3.943%,  9/25/2035, Ser.
2005-H, Class 2A1
d
23,829
Bear Stearns Adjustable Rate
Mortgage Trust
51,420
2.914%,  1/25/2034, Ser.
2003-8, Class 5A
d
43,156
CHL Mortgage Pass-Through Trust
104,392
3.412%,  12/20/2035, Ser.
2005-HYB8, Class 3A1
d
96,626
236,194
6.000%,  11/25/2037, Ser.
2007-18, Class 1A2 130,918
CHNGE Mortgage Trust
267,500
3.757%,  3/25/2067, Ser.
2022-2, Class A1
d,f
248,546
380,118
5.000%,  5/25/2067, Ser.
2022-3, Class A1
d,f
370,750

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (41.4%) Value
Collateralized Mortgage Obligations (3.0%) -
continued
$ 488,068
5.820%,  6/25/2067, Ser.
2022-NQM1, Class A3
f,g
$ 471,248
586,565
6.000%,  10/25/2057, Ser.
2022-4, Class A1
f,g
579,286
Citigroup Mortgage Loan Trust,
Inc.
195,057
3.254%,  4/25/2037, Ser.
2007-AR5, Class 1A1A
d
164,985
Colony American Finance, Ltd.
350,000
2.239%,  3/28/2029, Ser.
2021-RTL1, Class A1
f
318,271
Countrywide Home Loan
Mortgage Pass Through Trust
411,267
3.445%,  11/25/2035, Ser.
2005-22, Class 2A1
d
321,216
Credit Suisse Mortgage Trust
383,648
6.392%,  8/25/2067, Ser.
2022-ATH3, Class A3
d,f
373,249
230,319
2.572%,  11/25/2066, Ser.
2022-NQM1, Class A2
d,f
188,648
Deutsche Alt-A Securities, Inc.,
Mortgage Loan Trust
141,879
5.250%,  6/25/2035, Ser.
2005-3, Class 4A6 127,162
92,484
2.565%,  8/25/2035, Ser.
2005-AR1, Class 2A3
d
81,156
Federal Home Loan Mortgage
Corporation
426,025
3.500%,  8/15/2035, Ser.
345, Class C8
k
48,413
Federal Home Loan Mortgage
Corporation - REMIC
683,560
4.000%,  1/25/2051, Ser.
5249, Class LA 659,388
278,896
3.000%,  5/15/2027, Ser.
4046, Class GI
k
10,979
316,962
3.500%,  10/15/2032, Ser.
4119, Class KI
k
34,109
430,374
3.000%,  4/15/2033, Ser.
4203, Class DI
k
25,333
Federal National Mortgage
Association - REMIC
423,862
4.500%,  6/25/2052, Ser.
2022-43, Class MA 413,983
509,104
4.000%,  7/25/2052, Ser.
2022-37, Class PE 488,404
339,680
3.000%,  7/25/2027, Ser.
2012-73, Class DI
k
13,659
299,403
3.000%,  7/25/2027, Ser.
2012-74, Class AI
k
10,997
547,019
3.000%,  8/25/2027, Ser.
2012-95, Class HI
k
18,631
730,591
3.000%,  11/25/2027, Ser.
2012-121, Class BI
k
35,894
439,351
3.000%,  12/25/2027, Ser.
2012-139, Class DI
k
17,601
222,401
2.500%,  1/25/2028, Ser.
2012-152, Class AI
k
9,283
582,533
3.000%,  1/25/2028, Ser.
2012-147, Class EI
k
23,271
255,911
3.000%,  2/25/2028, Ser.
2013-2, Class GI
k
12,107
771,066
3.000%,  3/25/2028, Ser.
2013-18, Class IL
k
30,064
Principal
Amount Long-Term Fixed Income (41.4%) Value
Collateralized Mortgage Obligations (3.0%) -
continued
$ 250,806
2.500%,  6/25/2028, Ser.
2013-87, Class IW
k
$ 11,448
342,915
3.000%,  11/25/2031, Ser.
2013-69, Class IO
k
12,424
349,400
3.000%,  2/25/2033, Ser.
2013-1, Class YI
k
32,232
426,755
4.500%,  1/25/2046, Ser.
2022-68, Class BA 419,287
Flagstar Mortgage Trust
167,756
2.500%,  9/25/2041, Ser.
2021-9INV, Class A1
d,f
145,710
GCAT Trust
389,440
5.730%,  8/25/2067, Ser.
2022-NQM4, Class A3
f,g
372,162
Genworth Mortgage Insurance
Corporation
188,756
5.828%,  (SOFR30A +
1.900%), 2/25/2034, Ser.
2021-3, Class M1A
d,f
187,888
GMAC Mortgage Corporation
Loan Trust
40,967
3.169%,  5/25/2035, Ser.
2005-AR2, Class 4A
d
35,244
GMACM Mortgage Loan Trust
25,494
3.606%,  11/19/2035, Ser.
2005-AR6, Class 1A1
d
23,034
Home RE, Ltd.
325,000
7.428%,  (SOFR30A +
3.500%), 10/25/2034, Ser.
2022-1, Class M1B
d,f
317,003
IndyMac INDA Mortgage Loan
Trust
579,811
3.377%,  8/25/2036, Ser.
2006-AR1, Class A1
d
455,360
J.P. Morgan Mortgage Trust
222,915
2.774%,  5/25/2052, Ser.
2021-LTV2, Class A2
d,f
173,369
95,690
3.381%,  2/25/2036, Ser.
2006-A1, Class 2A2
d
74,332
LHOME Mortgage Trust
400,000
2.090%,  2/25/2026, Ser.
2021-RTL1, Class A1
d,f
378,668
Merrill Lynch Alternative Note
Asset Trust
249,734
6.000%,  3/25/2037, Ser.
2007-F1, Class 2A1 101,841
MortgageIT Trust
618,945
4.849%,  (LIBOR 1M +
0.460%), 6/25/2047, Ser.
2007-1, Class 1A1
d
496,719
Onslow Bay Mortgage Loan Trust
336,105
5.700%,  8/25/2062, Ser.
2022-NQM7, Class A3
f,g
322,676
Radnor Re, Ltd.
616,971
7.089%,  (LIBOR 1M +
2.700%), 3/25/2028, Ser.
2018-1, Class M2
d,f
617,041
600,000
7.678%,  (SOFR30A +
3.750%), 9/25/2032, Ser.
2022-1, Class M1A
d,f
594,097

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (41.4%) Value
Collateralized Mortgage Obligations (3.0%) -
continued
Residential Accredit Loans, Inc.
Trust
$ 96,921
6.000%,  8/25/2035, Ser.
2005-QS10, Class 2A $ 80,316
85,752
6.000%,  1/25/2037, Ser.
2007-QS1, Class 1A1 64,924
Residential Asset Securitization
Trust
94,250
2.627%,  1/25/2034, Ser.
2004-IP1, Class A1
d
87,098
193,495
5.500%,  4/25/2035, Ser.
2005-A1, Class A3 181,392
Residential Funding Mortgage
Security I Trust
157,310
6.000%,  7/25/2037, Ser.
2007-S7, Class A20 119,603
ROC Securities Trust Series
675,000
2.487%,  8/25/2026, Ser.
2021-RTL1, Class A1
d,f
632,284
Starwood Mortgage Residential
Trust
23,373
3.970%,  4/25/2060, Ser.
2020-2, Class A2
d,f
23,300
Structured Adjustable Rate
Mortgage Loan Trust
59,281
3.688%,  7/25/2035, Ser.
2005-15, Class 4A1
d
50,138
Toorak Mortgage Corporation, Ltd.
338,516
2.734%,  3/25/2023, Ser.
2020-1, Class A1
f,g
326,957
Verus Securitization Trust
305,062
2.491%,  11/25/2066, Ser.
2021-8, Class A3
d,f
253,506
Total 12,250,926
Commercial Mortgage-Backed Securities (0.4%)
BANK 2021-BNK36
225,000
2.470%,  9/15/2064, Ser.
2021-BN36, Class A5 183,409
BANK 2021-BNK37
300,000
2.618%,  11/15/2064, Ser.
2021-BN37, Class A5
d
246,982
BANK 2022-BNK39
300,000
2.928%,  2/15/2055, Ser.
2022-BNK39, Class A4 253,142
BBCMS Mortgage Trust
2,248,819
1.152%,  9/15/2055, Ser.
2022-C17, Class XA
d,k
181,637
250,000
2.689%,  11/15/2054, Ser.
2021-C12, Class A5 206,941
BFLD Trust
225,000
6.018%,  (LIBOR 1M +
1.700%), 10/15/2035, Ser.
2020-EYP, Class B
d,f
206,341
GS Mortgage Securities Trust
150,000
5.918%,  (LIBOR 1M +
1.600%), 5/15/2026, Ser.
2021-ROSS, Class B
d,f
135,443
Principal
Amount Long-Term Fixed Income (41.4%) Value
Commercial Mortgage-Backed Securities (0.4%)
- continued
Silver Hill Trust
$ 78,247
3.102%,  11/25/2049, Ser.
2019-1, Class A1
d,f
$ 73,687
Total 1,487,582
Communications Services (1.4%)
Allen Media, LLC/Allen Media Co-
Issuer, Inc.
64,000 10.500%,  2/15/2028
f
24,320
Altice Financing SA
30,000 5.750%,  8/15/2029
f
23,597
Altice France SA
30,000 8.125%,  2/1/2027
f
27,326
75,000 5.125%,  7/15/2029
f
56,231
70,000 5.500%,  10/15/2029
f
53,377
American Tower Corporation
50,000 3.375%,  5/15/2024 48,655
73,000 4.400%,  2/15/2026 71,133
44,000 1.450%,  9/15/2026 38,392
57,000 3.800%,  8/15/2029 51,709
AT&T, Inc.
131,000 4.300%,  2/15/2030 123,349
Cable One, Inc., Convertible
203,000 1.125%,  3/15/2028 150,829
CCO Holdings, LLC
62,000 5.500%,  5/1/2026
f
60,022
150,000 5.125%,  5/1/2027
f
139,810
57,000 5.000%,  2/1/2028
f
51,755
31,000 6.375%,  9/1/2029
f
29,132
246,000 4.750%,  2/1/2032
f
199,432
63,000 4.250%,  1/15/2034
f
46,497
Cengage Learning, Inc.
61,000 9.500%,  6/15/2024
f,i
58,179
Charter Communications
Operating, LLC
50,000 4.500%,  2/1/2024 49,410
78,000 4.908%,  7/23/2025 76,448
67,000 5.050%,  3/30/2029 63,036
Clear Channel Worldwide
Holdings, Inc.
60,000 5.125%,  8/15/2027
f
51,990
60,000 7.750%,  4/15/2028
f
43,801
Comcast Corporation
98,000 5.250%,  11/7/2025 99,284
45,000 2.350%,  1/15/2027 40,887
95,000 3.400%,  4/1/2030 86,625
Consolidated Communications,
Inc.
60,000 5.000%,  10/1/2028
f
44,248
22,000 6.500%,  10/1/2028
f
17,095
Crown Castle International
Corporation
61,000 2.900%,  3/15/2027 55,483
CSC Holdings, LLC
130,000 5.375%,  2/1/2028
f
104,812
88,000 6.500%,  2/1/2029
f
71,940
53,000 4.125%,  12/1/2030
f
37,409
Cumulus Media New Holdings,
Inc.
31,000 6.750%,  7/1/2026
f
26,040

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (41.4%) Value
Communications Services (1.4%) - continued
Deutsche Telekom International
Finance BV
$ 113,000 8.750%,  6/15/2030 $ 133,256
DIRECTV Holdings, LLC
86,000 5.875%,  8/15/2027
f
76,941
DISH DBS Corporation
26,000 5.875%,  11/15/2024 24,160
34,000 5.250%,  12/1/2026
f
28,639
25,000 7.375%,  7/1/2028 17,687
45,000 5.750%,  12/1/2028
f
35,916
39,000 5.125%,  6/1/2029 25,159
Entercom Media Corporation
93,000 6.500%,  5/1/2027
f
17,497
Frontier Communications
Corporation
30,000 6.750%,  5/1/2029
f
24,818
Frontier Communications
Holdings, LLC
79,000 5.875%,  10/15/2027
f
73,357
18,000 8.750%,  5/15/2030
f
18,301
GCI, LLC
70,000 4.750%,  10/15/2028
f
58,806
Gray Escrow II, Inc.
140,000 5.375%,  11/15/2031
f
100,891
Gray Television, Inc.
65,000 4.750%,  10/15/2030
f
47,019
Hughes Satellite Systems
Corporation
40,000 6.625%,  8/1/2026 37,310
iHeartCommunications, Inc.
70,000 4.750%,  1/15/2028
f
57,004
Iliad Holding SASU
91,000 6.500%,  10/15/2026
f
84,398
Lamar Media Corporation
41,000 3.625%,  1/15/2031 33,896
LCPR Senior Secured Financing
DAC
54,000 6.750%,  10/15/2027
f
50,490
Level 3 Financing, Inc.
95,000 4.625%,  9/15/2027
f
79,087
100,000 4.250%,  7/1/2028
f
78,770
Liberty Interactive, LLC,
Convertible
122,000 1.750%,  9/30/2046
f
118,096
Lumen Technologies, Inc.
51,000 5.125%,  12/15/2026
f
44,334
Magallanes, Inc.
42,000 3.638%,  3/15/2025
f
39,940
106,000 4.054%,  3/15/2029
f
91,703
41,000 4.279%,  3/15/2032
f
33,774
Meta Platforms, Inc.
45,000 3.500%,  8/15/2027 41,940
Netflix, Inc.
50,000 4.875%,  4/15/2028 48,279
NTT Finance Corporation
54,000 1.162%,  4/3/2026
f
47,755
Omnicom Group, Inc.
67,000 4.200%,  6/1/2030 62,475
Paramount Global
75,000 6.375%,  3/30/2062
d
61,313
36,000 4.750%,  5/15/2025 35,441
Principal
Amount Long-Term Fixed Income (41.4%) Value
Communications Services (1.4%) - continued
Playtika Holding Corporation
$ 61,000 4.250%,  3/15/2029
f
$ 47,882
Radiate Holdco, LLC
40,000 6.500%,  9/15/2028
f
16,761
Rogers Communications, Inc.
60,000 5.250%,  3/15/2082
d,f
52,944
Scripps Escrow II, Inc.
35,000 3.875%,  1/15/2029
f
28,088
35,000 5.375%,  1/15/2031
f,i
28,053
Scripps Escrow, Inc.
45,000 5.875%,  7/15/2027
f
40,162
Sinclair Television Group, Inc.
116,000 5.500%,  3/1/2030
f
81,111
Sirius XM Radio, Inc.
60,000 5.000%,  8/1/2027
f
55,462
50,000 4.000%,  7/15/2028
f
43,515
35,000 4.125%,  7/1/2030
f
28,882
Sprint Capital Corporation
147,000 6.875%,  11/15/2028 152,577
185,000 8.750%,  3/15/2032 220,169
Sprint Corporation
119,000 7.625%,  2/15/2025 122,848
Take-Two Interactive Software, Inc.
83,000 3.300%,  3/28/2024 81,059
TEGNA, Inc.
117,000 4.625%,  3/15/2028 111,115
Telesat Canada
35,000 4.875%,  6/1/2027
f
15,719
15,000 6.500%,  10/15/2027
f
4,339
T-Mobile USA, Inc.
59,000 3.500%,  4/15/2025 56,741
30,000 2.875%,  2/15/2031 24,790
United States Cellular Corporation
60,000 6.700%,  12/15/2033 52,932
Uniti Group, Inc., Convertible
33,000 7.500%,  12/1/2027
f
30,443
Uniti Group, LP
98,000 4.750%,  4/15/2028
f
78,400
Univision Communications, Inc.
112,000 6.625%,  6/1/2027
f
108,059
Verizon Communications, Inc.
73,000 2.100%,  3/22/2028 63,355
67,000 3.150%,  3/22/2030 59,083
97,000 2.550%,  3/21/2031 79,769
88,000 2.355%,  3/15/2032 69,758
Vodafone Group plc
62,000 7.000%,  4/4/2079
d
62,337
VTR Finance NV
50,000 6.375%,  7/15/2028
f
19,015
VZ Secured Financing BV
97,000 5.000%,  1/15/2032
f
78,824
Walt Disney Company
37,000 3.800%,  3/22/2030 34,485
YPSO Finance BIS SA
32,000 10.500%,  5/15/2027
f
24,400
Total 5,823,782

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (41.4%) Value
Consumer Cyclical (2.0%)
1011778 B.C., ULC
$ 110,000 4.375%,  1/15/2028
f
$ 98,495
Allied Universal Holdco, LLC
35,000 6.625%,  7/15/2026
f
32,025
100,000 4.625%,  6/1/2028
f
82,593
35,000 6.000%,  6/1/2029
f
25,402
Allison Transmission, Inc.
100,000 3.750%,  1/30/2031
f
82,250
Amazon.com, Inc.
90,000 1.650%,  5/12/2028 77,265
45,000 1.500%,  6/3/2030 36,159
77,000 4.700%,  12/1/2032 76,217
American Axle & Manufacturing,
Inc.
118,000 6.500%,  4/1/2027
i
106,434
Arko Corporation
46,000 5.125%,  11/15/2029
f
36,119
Ashton Woods USA, LLC
45,000 4.625%,  8/1/2029
f
36,033
30,000 4.625%,  4/1/2030
f
24,078
Best Buy Company, Inc.
45,000 1.950%,  10/1/2030 35,606
Bloomin' Brands, Inc., Convertible
26,000 5.000%,  5/1/2025 47,125
Boyd Gaming Corporation
65,000 4.750%,  6/15/2031
f
56,550
Boyne USA, Inc.
50,000 4.750%,  5/15/2029
f
44,252
Brookfield Residential Properties,
Inc.
75,000 6.250%,  9/15/2027
f
66,608
Burlington Stores, Inc., Convertible
240,000 2.250%,  4/15/2025
i
276,000
Caesars Entertainment, Inc.
136,000 6.250%,  7/1/2025
f
132,148
35,000 8.125%,  7/1/2027
f
34,389
73,000 4.625%,  10/15/2029
f
59,408
Carnival Corporation
63,000 10.500%,  2/1/2026
f
63,300
63,000 7.625%,  3/1/2026
f
49,933
116,000 5.750%,  3/1/2027
f
82,829
30,000 4.000%,  8/1/2028
f
24,462
Cedar Fair, LP
31,000 5.375%,  4/15/2027 29,605
83,000 5.250%,  7/15/2029 74,538
Churchill Downs, Inc.
45,000 4.750%,  1/15/2028
f
40,269
Cinemark USA, Inc.
97,000 5.875%,  3/15/2026
f
80,797
Clarios Global, LP
35,000 8.500%,  5/15/2027
f
34,177
Cracker Barrel Old Country Store,
Inc., Convertible
91,000 0.625%,  6/15/2026 77,691
D.R. Horton, Inc.
16,000 2.600%,  10/15/2025 14,896
Daimler Finance North America,
LLC
68,000 1.450%,  3/2/2026
f
60,825
Dana, Inc.
75,000 5.625%,  6/15/2028 68,225
Principal
Amount Long-Term Fixed Income (41.4%) Value
Consumer Cyclical (2.0%) - continued
Empire Communities Corporation
$ 51,000 7.000%,  12/15/2025
f
$ 46,112
Expedia Group, Inc.
67,000 4.625%,  8/1/2027 64,277
67,000 3.250%,  2/15/2030 56,836
Expedia Group, Inc., Convertible
125,000 Zero Coupon,  2/15/2026 108,866
Ford Motor Company
206,000 3.250%,  2/12/2032 154,488
65,000 6.100%,  8/19/2032 60,018
Ford Motor Company, Convertible
322,000 Zero Coupon,  3/15/2026 303,807
Ford Motor Credit Company, LLC
47,000 2.300%,  2/10/2025 42,905
190,000 4.134%,  8/4/2025 177,838
137,000 2.700%,  8/10/2026 118,971
76,000 2.900%,  2/10/2029 60,706
Forestar Group, Inc.
45,000 3.850%,  5/15/2026
f
39,451
FTI Consulting, Inc., Convertible
171,000 2.000%,  8/15/2023 268,983
General Motors Company
31,000 6.125%,  10/1/2025 31,549
67,000 6.800%,  10/1/2027 69,545
General Motors Financial
Company, Inc.
68,000 3.950%,  4/13/2024 66,660
50,000 1.200%,  10/15/2024 46,288
130,000 2.900%,  2/26/2025 123,130
35,000 2.750%,  6/20/2025 32,763
Goodyear Tire & Rubber Company
45,000 5.000%,  7/15/2029 37,537
35,000 5.250%,  7/15/2031 28,628
Guitar Center Escrow Issuer II, Inc.
22,000 8.500%,  1/15/2026
f
18,081
Hanesbrands, Inc.
64,000 4.875%,  5/15/2026
f
57,189
Hilton Domestic Operating
Company, Inc.
156,000 4.875%,  1/15/2030 141,369
29,000 3.625%,  2/15/2032
f
23,223
Hilton Grand Vacations Borrower
Escrow, LLC
90,000 5.000%,  6/1/2029
f
77,400
Home Depot, Inc.
62,000 3.250%,  4/15/2032 55,091
Hyundai Capital America
35,000 1.800%,  10/15/2025
f
31,480
67,000 3.000%,  2/10/2027
f
60,127
45,000 2.100%,  9/15/2028
f
36,933
International Game Technology plc
85,000 5.250%,  1/15/2029
f
79,208
Jacobs Entertainment, Inc.
39,000 6.750%,  2/15/2029
f
35,203
KB Home
60,000 4.800%,  11/15/2029 52,175
Kohl's Corporation
38,000 3.375%,  5/1/2031 26,636
L Brands, Inc.
110,000 6.625%,  10/1/2030
f
103,224
20,000 6.875%,  11/1/2035 17,778

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (41.4%) Value
Consumer Cyclical (2.0%) - continued
Lennar Corporation
$ 14,000 5.875%,  11/15/2024 $ 14,060
34,000 4.750%,  5/30/2025 33,783
Lowe's Companies, Inc.
68,000 4.000%,  4/15/2025 66,676
100,000 4.500%,  4/15/2030 95,835
Macy's Retail Holdings, LLC
65,000 5.875%,  4/1/2029
f
57,551
Magic MergerCo, Inc.
47,000 5.250%,  5/1/2028
f
37,813
Marriott International, Inc.
44,000 5.000%,  10/15/2027 43,416
67,000 4.625%,  6/15/2030 62,519
Marriott Vacations Worldwide
Corporation,  Convertible
187,000 Zero Coupon,  1/15/2026 182,325
Mattamy Group Corporation
55,000 5.250%,  12/15/2027
f
48,776
McDonald's Corporation
60,000 3.800%,  4/1/2028 57,412
MGM Resorts International
122,000 5.750%,  6/15/2025 118,569
NCL Corporation, Ltd.
74,000 3.625%,  12/15/2024
f
63,222
21,000 5.875%,  3/15/2026
f
16,495
29,000 5.875%,  2/15/2027
f
25,123
Nissan Motor Company, Ltd.
54,000 3.043%,  9/15/2023
f
52,908
Nordstrom, Inc.
39,000 4.250%,  8/1/2031 27,889
O'Reilly Automotive, Inc.
59,000 3.900%,  6/1/2029 54,928
PENN Entertainment, Inc.
70,000 4.125%,  7/1/2029
f
55,300
PetSmart, Inc./PetSmart Finance
Corporation
90,000 4.750%,  2/15/2028
f
81,496
64,000 7.750%,  2/15/2029
f
60,108
Prime Security Services Borrower,
LLC/Prime Finance, Inc.
125,000 5.750%,  4/15/2026
f
120,313
55,000 6.250%,  1/15/2028
f
50,059
Realogy Group, LLC
90,000 5.750%,  1/15/2029
f
68,075
Royal Caribbean Cruises, Ltd.
30,000 11.500%,  6/1/2025
f
32,175
109,000 4.250%,  7/1/2026
f
88,110
71,000 9.250%,  1/15/2029
f
72,960
Scientific Games International, Inc.
80,000 7.250%,  11/15/2029
f
76,800
16,000 6.625%,  3/1/2030
f
13,515
SeaWorld Parks and
Entertainment, Inc.
29,000 5.250%,  8/15/2029
f
25,250
Six Flags Theme Parks, Inc.
25,000 7.000%,  7/1/2025
f
25,170
Staples, Inc.
56,000 7.500%,  4/15/2026
f
48,198
50,000 10.750%,  4/15/2027
f,i
36,005
Station Casinos, LLC
53,000 4.625%,  12/1/2031
f
42,515
Principal
Amount Long-Term Fixed Income (41.4%) Value
Consumer Cyclical (2.0%) - continued
Tapestry, Inc.
$ 41,000 3.050%,  3/15/2032 $ 31,910
Target Corporation
45,000 2.350%,  2/15/2030 38,198
Toyota Motor Credit Corporation
59,000 1.900%,  4/6/2028 51,299
51,000 4.450%,  6/29/2029 49,932
Travel + Leisure Company
52,000 6.625%,  7/31/2026
f
50,870
Tripadvisor, Inc.
15,000 7.000%,  7/15/2025
f
14,821
Uber Technologies, Inc.
50,000 6.250%,  1/15/2028
f,i
48,000
Vail Resorts, Inc., Convertible
223,000 Zero Coupon,  1/1/2026 206,833
VICI Properties, LP/VICI Note
Company, Inc.
62,000 4.625%,  6/15/2025
f
59,443
150,000 5.750%,  2/1/2027
f
146,214
74,000 3.750%,  2/15/2027
f
67,173
Viking Cruises, Ltd.
45,000 5.875%,  9/15/2027
f
36,682
Volkswagen Group of America
Finance, LLC
82,000 4.250%,  11/13/2023
f
81,198
17,000 3.350%,  5/13/2025
f
16,235
Wabash National Corporation
73,000 4.500%,  10/15/2028
f
62,166
Walmart, Inc.
86,000 3.950%,  9/9/2027 84,812
Wyndham Hotels & Resorts, Inc.
35,000 4.375%,  8/15/2028
f
31,402
Yum! Brands, Inc.
90,000 4.750%,  1/15/2030
f
82,575
Total 8,036,290
Consumer Non-Cyclical (1.9%)
1375209 BC, Ltd.
58,000 9.000%,  1/30/2028
f
56,478
Abbott Laboratories
150,000 1.400%,  6/30/2030 119,154
AbbVie, Inc.
223,000 3.600%,  5/14/2025 216,120
Albertson's Companies, Inc.
94,000 4.625%,  1/15/2027
f
87,314
98,000 3.500%,  3/15/2029
f
82,221
Altria Group, Inc.
45,000 4.800%,  2/14/2029 43,179
Anheuser-Busch InBev Worldwide,
Inc.
82,000 4.000%,  4/13/2028 78,045
90,000 4.750%,  1/23/2029 88,838
Aramark Services, Inc.
106,000 5.000%,  2/1/2028
f
98,891
AstraZeneca Finance, LLC
90,000 1.750%,  5/28/2028 77,251
AstraZeneca plc
90,000 0.700%,  4/8/2026 79,121
Avantor Funding, Inc.
72,000 4.625%,  7/15/2028
f
65,422

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (41.4%) Value
Consumer Non-Cyclical (1.9%) - continued
B&G Foods, Inc.
$ 31,000 5.250%,  9/15/2027 $ 23,774
BAT Capital Corporation
43,000 7.750%,  10/19/2032 46,250
BAT International Finance plc
35,000 1.668%,  3/25/2026 31,012
Bausch Health Companies, Inc.
27,000 5.500%,  11/1/2025
f,i
22,937
60,000 4.875%,  6/1/2028
f
38,163
66,000 11.000%,  9/30/2028
f
51,470
Baxter International, Inc.
41,000 2.539%,  2/1/2032 32,570
Becton, Dickinson and Company
67,000 2.823%,  5/20/2030 57,503
BioMarin Pharmaceutical, Inc.,
Convertible
233,000 1.250%,  5/15/2027
i
250,373
Bio-Rad Laboratories, Inc.
61,000 3.300%,  3/15/2027 56,374
Bristol-Myers Squibb Company
61,000 2.950%,  3/15/2032 53,068
Bunge, Ltd. Finance Corporation
89,000 2.750%,  5/14/2031 73,044
Cargill, Inc.
79,000 2.125%,  11/10/2031
f
62,365
Central Garden & Pet Company
80,000 4.125%,  10/15/2030 65,712
Cheplapharm Arzneimittel GmbH
10,000 5.500%,  1/15/2028
f
8,362
Chobani, LLC/Chobani Finance
Corporation, Inc.
71,000 4.625%,  11/15/2028
f
61,813
Community Health Systems, Inc.
19,000 8.000%,  12/15/2027
f
17,197
50,000 6.000%,  1/15/2029
f
41,824
58,000 6.875%,  4/15/2029
f
29,810
Conagra Brands, Inc.
37,000 4.300%,  5/1/2024 36,490
Constellation Brands, Inc.
90,000 3.150%,  8/1/2029 78,872
Coty, Inc.
54,000 5.000%,  4/15/2026
f
51,207
CVS Health Corporation
35,000 4.300%,  3/25/2028 33,853
Diageo Capital plc
36,000 1.375%,  9/29/2025 33,009
45,000 2.000%,  4/29/2030 36,962
Edgewell Personal Care Company
50,000 5.500%,  6/1/2028
f
46,761
Embecta Corporation
23,000 6.750%,  2/15/2030
f
20,757
Encompass Health Corporation
110,000 4.500%,  2/1/2028
i
99,924
Energizer Holdings, Inc.
85,000 4.375%,  3/31/2029
f
72,084
Estee Lauder Companies, Inc.
37,000 1.950%,  3/15/2031 29,923
Gilead Sciences, Inc.
67,000 2.950%,  3/1/2027 62,328
Principal
Amount Long-Term Fixed Income (41.4%) Value
Consumer Non-Cyclical (1.9%) - continued
HCA, Inc.
$ 122,000 5.375%,  2/1/2025 $ 121,852
83,000 5.875%,  2/1/2029 82,741
HFC Prestige Products, Inc.
86,000 4.750%,  1/15/2029
f
77,830
HLF Financing SARL, LLC
125,000 4.875%,  6/1/2029
f
86,096
Imperial Brands Finance plc
34,000 3.125%,  7/26/2024
f
32,503
Ionis Pharmaceuticals, Inc.,
Convertible
152,000 0.125%,  12/15/2024 138,031
117,000 Zero Coupon,  4/1/2026 108,006
Jazz Investments I, Ltd.,
Convertible
241,000 2.000%,  6/15/2026 286,489
Jazz Securities DAC
46,000 4.375%,  1/15/2029
f
40,993
JBS USA LUX SA/JBS USA Food
Company/JBS USA Finance,
Inc.
107,000 2.500%,  1/15/2027
f
93,595
52,000 3.625%,  1/15/2032
f
42,120
Johnson & Johnson
118,000 4.375%,  12/5/2033 116,010
Kraft Heinz Foods Company
105,000 3.875%,  5/15/2027 100,317
Kroger Company
37,000 4.500%,  1/15/2029 35,635
Lamb Weston Holdings, Inc.
42,000 4.125%,  1/31/2030
f
37,094
Mattel, Inc.
219,000 3.375%,  4/1/2026
f
201,350
McKesson Corporation
35,000 0.900%,  12/3/2025 31,078
59,000 1.300%,  8/15/2026 51,886
Mozart Debt Merger Sub, Inc.
64,000 3.875%,  4/1/2029
f
51,581
48,000 5.250%,  10/1/2029
f
38,125
Mylan, Inc.
34,000 4.200%,  11/29/2023 33,651
Newell Brands, Inc.
104,000 4.450%,  4/1/2026 97,843
Organon & Company
96,000 4.125%,  4/30/2028
f
84,998
Owens & Minor, Inc.
49,000 6.625%,  4/1/2030
f
42,111
PepsiCo, Inc.
87,000 3.600%,  2/18/2028 83,296
82,000 1.950%,  10/21/2031 66,261
Performance Food Group, Inc.
57,000 4.250%,  8/1/2029
f
49,397
Perrigo Finance Unlimited
Company
123,000 4.375%,  3/15/2026 114,094
Philip Morris International, Inc.
43,000 5.625%,  11/17/2029 43,623
43,000 5.750%,  11/17/2032 43,835
Pilgrim's Pride Corporation
65,000 3.500%,  3/1/2032
f
50,863

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (41.4%) Value
Consumer Non-Cyclical (1.9%) - continued
Post Holdings, Inc.
$ 65,000 5.750%,  3/1/2027
f
$ 62,860
28,000 5.625%,  1/15/2028
f
26,358
26,000 5.500%,  12/15/2029
f
23,528
56,000 4.500%,  9/15/2031
f
47,077
Post Holdings, Inc., Convertible
289,000 2.500%,  8/15/2027
f
303,508
Primo Water Holdings, Inc.
85,000 4.375%,  4/30/2029
f
73,405
Procter & Gamble Company
37,000 1.200%,  10/29/2030 29,031
Roche Holdings, Inc.
45,000 1.930%,  12/13/2028
f
38,456
62,000 2.076%,  12/13/2031
f
50,441
Royalty Pharma plc
105,000 1.200%,  9/2/2025 93,969
Scotts Miracle-Gro Company
44,000 4.500%,  10/15/2029 35,640
SEG Holding, LLC
100,000 5.625%,  10/15/2028
f
94,000
Simmons Foods, Inc.
106,000 4.625%,  3/1/2029
f
86,290
Spectrum Brands, Inc.
50,000 5.000%,  10/1/2029
f
43,271
40,000 5.500%,  7/15/2030
f
35,301
Stryker Corporation
73,000 3.650%,  3/7/2028 69,347
Syneos Health, Inc.
80,000 3.625%,  1/15/2029
f
63,708
Sysco Corporation
38,000 5.950%,  4/1/2030 39,328
Takeda Pharmaceutical Company,
Ltd.
89,000 5.000%,  11/26/2028 88,241
Teleflex, Inc.
120,000 4.625%,  11/15/2027 114,371
Tenet Healthcare Corporation
25,000 4.625%,  7/15/2024 24,381
48,000 6.250%,  2/1/2027
f
46,104
222,000 5.125%,  11/1/2027
f
206,513
71,000 6.125%,  10/1/2028
f
63,568
Teva Pharmaceutical Finance
Netherlands III BV
151,000 3.150%,  10/1/2026 132,050
Thermo Fisher Scientific, Inc.
41,000 4.950%,  11/21/2032 41,578
Topgolf Callaway Brands
Corporation, Convertible
108,000 2.750%,  5/1/2026 140,467
TreeHouse Foods, Inc.
78,000 4.000%,  9/1/2028 66,300
United Natural Foods, Inc.
45,000 6.750%,  10/15/2028
f
43,237
Winnebago Industries, Inc.,
Convertible
118,000 1.500%,  4/1/2025 123,753
Zoetis, Inc.
98,000 3.900%,  8/20/2028 93,089
Total 7,600,299
Principal
Amount Long-Term Fixed Income (41.4%) Value
Energy (1.6%)
Antero Resources Corporation
$ 55,000 5.375%,  3/1/2030
f
$ 50,991
Archrock Partners, LP/Archrock
Partners Finance Corporation
80,000 6.250%,  4/1/2028
f
73,201
Blue Racer Midstream, LLC/Blue
Racer Finance Corporation
19,000 7.625%,  12/15/2025
f
18,859
39,000 6.625%,  7/15/2026
f
37,751
BP Capital Markets America, Inc.
107,000 4.234%,  11/6/2028 103,668
BP Capital Markets plc
116,000 4.875%,  3/22/2030
d,j
101,500
Buckeye Partners, LP
70,000 3.950%,  12/1/2026 62,629
Callon Petroleum Company
55,000 8.250%,  7/15/2025 54,725
45,000 7.500%,  6/15/2030
f
41,175
Canadian Natural Resources, Ltd.
95,000 2.050%,  7/15/2025 88,382
Cheniere Corpus Christi Holdings,
LLC
72,000 5.875%,  3/31/2025 72,437
Cheniere Energy Partners, LP
65,000 4.500%,  10/1/2029 58,449
71,000 3.250%,  1/31/2032 56,424
Cheniere Energy, Inc.
56,000 4.625%,  10/15/2028 50,617
Chesapeake Energy Corporation
102,000 6.750%,  4/15/2029
f
99,307
CNX Resources Corporation
45,000 6.000%,  1/15/2029
f
41,406
CNX Resources Corporation,
Convertible
153,000 2.250%,  5/1/2026 224,298
Comstock Resources, Inc.
55,000 5.875%,  1/15/2030
f
47,283
Continental Resources, Inc.
67,000 4.375%,  1/15/2028 61,389
41,000 5.750%,  1/15/2031
f
38,165
CQP Holdco, LP/BIP-V Chinnok
Holdco, LLC
53,000 5.500%,  6/15/2031
f
46,296
CrownRock Finance, Inc.
68,000 5.625%,  10/15/2025
f
65,620
Devon Energy Corporation
74,000 4.500%,  1/15/2030 68,894
Diamondback Energy, Inc.
22,000 3.125%,  3/24/2031 18,217
DT Midstream, Inc.
70,000 4.125%,  6/15/2029
f
60,138
25,000 4.375%,  6/15/2031
f
20,972
Enbridge, Inc.
120,000 7.375%,  1/15/2083
d
116,291
56,000 7.625%,  1/15/2083
d
55,233
45,000 3.700%,  7/15/2027 42,124
Endeavor Energy Resources, LP
67,000 5.750%,  1/30/2028
f
64,154
Enerflex, Ltd.
41,000 9.000%,  10/15/2027
f
40,887

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (41.4%) Value
Energy (1.6%) - continued
Energy Transfer, LP
$ 41,000 4.200%,  9/15/2023 $ 40,743
126,000 5.875%,  1/15/2024 126,317
53,000 6.750%,  5/15/2025
d,j
45,845
52,000 6.500%,  11/15/2026
d,j
44,720
67,000 3.750%,  5/15/2030 59,073
EnLink Midstream Partners, LP
70,000 4.850%,  7/15/2026 65,802
Enterprise Products Operating,
LLC
45,000 4.150%,  10/16/2028 42,611
EQM Midstream Partners, LP
51,000 4.750%,  1/15/2031
f
41,692
EQT Corporation
45,000 3.900%,  10/1/2027 41,542
EQT Corporation, Convertible
107,000 1.750%,  5/1/2026 248,454
Equinor ASA
31,000 2.875%,  4/6/2025 29,705
Ferrellgas, LP
48,000 5.375%,  4/1/2026
f
43,663
Halliburton Company
45,000 2.920%,  3/1/2030 38,579
Harvest Midstream, LP
112,000 7.500%,  9/1/2028
f
106,897
Hess Corporation
38,000 3.500%,  7/15/2024 36,893
Hess Midstream Operations, LP
60,000 5.625%,  2/15/2026
f
58,445
34,000 5.500%,  10/15/2030
f
31,105
Hilcorp Energy I, LP/Hilcorp
Finance Company
70,000 5.750%,  2/1/2029
f
62,305
64,000 6.250%,  4/15/2032
f
55,227
Holly Energy Partners, LP/Holly
Energy Finance Corporation
42,000 6.375%,  4/15/2027
f
41,265
Howard Midstream Energy
Partners, LLC
71,000 6.750%,  1/15/2027
f
68,057
ITT Holdings, LLC
65,000 6.500%,  8/1/2029
f
54,739
Laredo Petroleum, Inc.
110,000 7.750%,  7/31/2029
f
99,009
Marathon Oil Corporation
45,000 4.400%,  7/15/2027 42,974
Marathon Petroleum Corporation
167,000 4.700%,  5/1/2025 164,447
MEG Energy Corporation
63,000 7.125%,  2/1/2027
f
64,253
MPLX, LP
58,000 6.875%,  2/15/2023
d,j
57,130
113,000 1.750%,  3/1/2026 100,725
Murphy Oil Corporation
50,000 5.875%,  12/1/2027 48,115
Nabors Industries, Ltd.
85,000 7.250%,  1/15/2026
f
80,104
National Fuel Gas Company
90,000 5.500%,  1/15/2026 89,537
New Fortress Energy, Inc.
30,000 6.750%,  9/15/2025
f
28,374
Principal
Amount Long-Term Fixed Income (41.4%) Value
Energy (1.6%) - continued
NuStar Logistics, LP
$ 90,000 5.750%,  10/1/2025 $ 86,520
Oasis Petroleum, Inc.
55,000 6.375%,  6/1/2026
f
53,566
Occidental Petroleum Corporation
25,000 8.500%,  7/15/2027 26,920
64,000 6.375%,  9/1/2028 64,598
50,000 6.450%,  9/15/2036 51,000
ONEOK, Inc.
68,000 2.200%,  9/15/2025 62,476
Ovintiv Exploration, Inc.
56,000 5.375%,  1/1/2026 55,441
Permian Resources Operating,
LLC, Convertible
38,000 3.250%,  4/1/2028 64,163
Pioneer Natural Resources
Company
57,000 1.900%,  8/15/2030 44,638
Pioneer Natural Resources
Company, Convertible
94,000 0.250%,  5/15/2025 219,208
Plains All American Pipeline, LP
93,000 4.650%,  10/15/2025 91,003
Precision Drilling Corporation
60,000 6.875%,  1/15/2029
f
55,860
Range Resources Corporation
56,000 4.750%,  2/15/2030
f
49,342
Sabine Pass Liquefaction, LLC
67,000 4.200%,  3/15/2028 62,978
Schlumberger Holdings
Corporation
29,000 4.300%,  5/1/2029
f
27,231
SM Energy Company
53,000 6.625%,  1/15/2027 51,051
35,000 6.500%,  7/15/2028 33,557
Southwestern Energy Company
40,000 5.375%,  2/1/2029 37,082
53,000 5.375%,  3/15/2030 48,337
33,000 4.750%,  2/1/2032 28,201
Suburban Propane Partners, LP
65,000 5.875%,  3/1/2027 61,763
Sunoco, LP
90,000 5.875%,  3/15/2028 85,234
49,000 4.500%,  4/30/2030 42,534
Tallgrass Energy Partners LP/
Tallgrass Energy Finance
Corporation
113,000 5.500%,  1/15/2028
f
100,213
Targa Resources Partners, LP
106,000 4.875%,  2/1/2031 95,713
Teine Energy, Ltd.
50,000 6.875%,  4/15/2029
f
44,875
TransCanada Trust
175,000 5.875%,  8/15/2076
d
166,353
Transocean Proteus, Ltd.
20,000 6.250%,  12/1/2024
f
19,701
Transocean, Inc.
50,000 11.500%,  1/30/2027
f
50,125
USA Compression Partners, LP
65,000 6.875%,  4/1/2026 62,354

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (41.4%) Value
Energy (1.6%) - continued
Valero Energy Corporation
$ 84,000 2.800%,  12/1/2031 $ 68,462
Venture Global Calcasieu Pass,
LLC
67,000 3.875%,  8/15/2029
f
58,625
40,000 4.125%,  8/15/2031
f
34,080
W&T Offshore, Inc.
29,000 9.750%,  11/1/2023
f
28,487
Weatherford International, Ltd.
73,000 8.625%,  4/30/2030
f
70,103
Western Midstream Operating, LP
102,000 3.950%,  6/1/2025 96,549
30,000 5.500%,  8/15/2048 24,899
Williams Companies, Inc.
45,000 2.600%,  3/15/2031 36,416
Total 6,499,487
Financials (5.4%)
Acrisure, LLC/Acrisure Finance,
Inc.
41,000 7.000%,  11/15/2025
f
37,671
AerCap Holdings NV
34,000 5.875%,  10/10/2079
d
30,955
AerCap Ireland Capital DAC/
AerCap Global Aviation Trust
59,000 3.150%,  2/15/2024 57,033
63,000 6.500%,  7/15/2025 63,837
114,000 3.000%,  10/29/2028 95,506
Air Lease Corporation
32,000 2.300%,  2/1/2025 29,793
24,000 3.375%,  7/1/2025 22,700
64,000 4.650%,  6/15/2026
d,j
53,486
45,000 3.125%,  12/1/2030 37,291
Aircastle, Ltd.
65,000 5.250%,  6/15/2026
d,f,j
50,050
45,000 2.850%,  1/26/2028
f
36,804
Alliant Holdings Intermediate, LLC
37,000 6.750%,  10/15/2027
f
33,258
Ally Financial, Inc.
142,000 5.750%,  11/20/2025 137,562
128,000 4.700%,  5/15/2026
d,j
85,600
45,000 8.000%,  11/1/2031 46,456
American Express Company
65,000 3.950%,  8/1/2025 63,676
50,000 3.550%,  9/15/2026
d,j
41,075
61,000 2.550%,  3/4/2027 55,492
22,000 5.850%,  11/5/2027 22,903
American Homes 4 Rent, LP
45,000 2.375%,  7/15/2031 34,710
AmWINS Group, Inc.
45,000 4.875%,  6/30/2029
f
38,167
Aon Corporation/Aon Global
Holdings plc
42,000 2.600%,  12/2/2031 34,281
Ares Capital Corporation
18,000 4.250%,  3/1/2025 17,061
104,000 2.150%,  7/15/2026 88,054
Ares Capital Corporation,
Convertible
64,000 4.625%,  3/1/2024 67,880
Principal
Amount Long-Term Fixed Income (41.4%) Value
Financials (5.4%) - continued
Australia and New Zealand
Banking Group, Ltd.
$ 102,000 2.950%,  7/22/2030
d,f
$ 92,212
Aviation Capital Group, LLC
46,000 5.500%,  12/15/2024
f
45,183
48,000 4.875%,  10/1/2025
f
45,232
Avolon Holdings Funding, Ltd.
89,000 4.250%,  4/15/2026
f
80,683
BAC Capital Trust XIV
92,000
5.169%,  (LIBOR 3M +
0.400%), 1/19/2023
d,j
70,409
Banco Santander Mexico SA
17,000 5.375%,  4/17/2025
f
16,821
Banco Santander SA
51,000 4.750%,  11/12/2026
d,j
41,297
Bank of America Corporation
115,000 3.550%,  3/5/2024
d
114,567
143,000 3.864%,  7/23/2024
d
141,704
70,000 4.200%,  8/26/2024 68,917
288,000 6.250%,  9/5/2024
d,j
276,584
35,000 3.458%,  3/15/2025
d
34,071
83,000 6.100%,  3/17/2025
d,j
80,095
85,000 1.319%,  6/19/2026
d
76,542
32,000 1.197%,  10/24/2026
d
28,449
70,000 4.375%,  1/27/2027
d,j
59,285
80,000 6.125%,  4/27/2027
d,j
78,500
70,000 1.734%,  7/22/2027
d
61,328
84,000 4.376%,  4/27/2028
d
80,331
134,000 3.593%,  7/21/2028
d
123,359
65,000 4.948%,  7/22/2028
d
63,483
179,000 3.974%,  2/7/2030
d
162,573
89,000 2.687%,  4/22/2032
d
71,234
65,000 2.572%,  10/20/2032
d
50,908
82,000 2.972%,  2/4/2033
d
66,061
42,000 3.846%,  3/8/2037
d
34,779
Bank of Montreal
64,000 4.700%,  9/14/2027
i
63,326
42,000 3.088%,  1/10/2037
d
31,756
Bank of New York Mellon
Corporation
42,000 4.700%,  9/20/2025
d,j
40,325
65,000 4.596%,  7/26/2030
d
62,745
Bank of Nova Scotia
66,000 5.250%,  12/6/2024 66,122
126,000 4.900%,  6/4/2025
d,j
120,802
45,000 1.050%,  3/2/2026 39,790
Barclays plc
81,000 4.338%,  5/16/2024
d
80,436
34,000 4.375%,  9/11/2024 33,211
41,000 2.852%,  5/7/2026
d
38,098
80,000 5.501%,  8/9/2028
d
77,483
68,000 4.972%,  5/16/2029
d
63,861
Berkshire Hathaway Finance
Corporation
128,000 2.875%,  3/15/2032 110,885
Blackstone Mortgage Trust, Inc.,
Convertible
72,000 5.500%,  3/15/2027 61,515
Blackstone Private Credit Fund
63,000 4.000%,  1/15/2029 51,977
BNP Paribas SA
67,000 2.819%,  11/19/2025
d,f
63,468

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (41.4%) Value
Financials (5.4%) - continued
$ 55,000 3.132%,  1/20/2033
d,f
$ 43,426
Boston Properties, LP
45,000 2.550%,  4/1/2032 34,211
BPCE SA
32,000 2.375%,  1/14/2025
f
29,846
Brixmor Operating Partnership, LP
73,000 2.250%,  4/1/2028 60,243
Brookfield Property REIT, Inc.
19,000 5.750%,  5/15/2026
f
17,356
Canadian Imperial Bank of
Commerce
67,000 3.945%,  8/4/2025 65,437
40,000 3.600%,  4/7/2032 35,250
Capital One Bank USA NA
48,000 2.280%,  1/28/2026
d
44,829
Capital One Financial Corporation
28,000 3.950%,  9/1/2026
d,j
21,991
61,000 3.273%,  3/1/2030
d
52,153
Centene Corporation
85,000 4.250%,  12/15/2027 79,718
249,000 3.000%,  10/15/2030 204,118
Charles Schwab Corporation
128,000 5.375%,  6/1/2025
d,j
125,184
128,000 4.000%,  6/1/2026
d,j
111,040
25,000 5.000%,  6/1/2027
d,j
22,825
59,000 2.000%,  3/20/2028 51,857
42,000 2.900%,  3/3/2032 35,691
Citigroup, Inc.
168,000 5.950%,  4/30/2023
d,j
166,362
102,000 5.000%,  9/12/2024
d,j
90,781
105,000 3.352%,  4/24/2025
d
101,816
32,000 5.950%,  5/15/2025
d,j
28,822
85,000 5.500%,  9/13/2025 85,520
37,000 1.281%,  11/3/2025
d
34,093
84,000 4.000%,  12/10/2025
d,j
73,174
200,000 3.875%,  2/18/2026
d,j
170,500
58,000 4.150%,  11/15/2026
d,j
47,353
159,000 1.122%,  1/28/2027
d
138,566
91,000 1.462%,  6/9/2027
d
78,934
78,000 3.070%,  2/24/2028
d
70,319
180,000 4.075%,  4/23/2029
d
165,630
62,000 4.910%,  5/24/2033
d
58,059
Citizens Financial Group, Inc.
65,000 4.000%,  10/6/2026
d,j
52,179
CNA Financial Corporation
40,000 3.950%,  5/15/2024 39,296
Coinbase Global, Inc.
20,000 3.625%,  10/1/2031
f
9,632
Coinbase Global, Inc., Convertible
234,000 0.500%,  6/1/2026 132,172
Comerica, Inc.
42,000 5.625%,  7/1/2025
d,j
40,526
Commerzbank AG
82,000 8.125%,  9/19/2023
f
82,639
Commonwealth Bank of Australia
54,000 2.688%,  3/11/2031
f
41,606
Cooperatieve Rabobank UA
35,000 1.339%,  6/24/2026
d,f
31,470
Corebridge Financial, Inc.
42,000 6.875%,  12/15/2052
d,f
38,809
62,000 3.850%,  4/5/2029
f
56,470
Principal
Amount Long-Term Fixed Income (41.4%) Value
Financials (5.4%) - continued
Corporate Office Properties, LP
$ 91,000 2.250%,  3/15/2026 $ 79,782
Credit Acceptance Corporation
70,000 5.125%,  12/31/2024
*
65,785
Credit Agricole SA
54,000 6.875%,  9/23/2024
d,f,j
51,721
45,000 3.250%,  1/14/2030
f
36,779
Credit Suisse Group AG
49,000 6.500%,  8/8/2023
f
47,383
22,000 7.500%,  12/11/2023
d,f,j
19,140
34,000 2.593%,  9/11/2025
d,f
30,058
32,000 7.250%,  9/12/2025
d,f,j
23,003
78,000 2.193%,  6/5/2026
d,f
66,619
88,000 3.869%,  1/12/2029
d,f
70,536
Dai-ichi Life Insurance Company,
Ltd.
148,000 5.100%,  10/28/2024
d,f,j
144,275
Deutsche Bank AG
152,000 2.129%,  11/24/2026
d
134,096
64,000 2.311%,  11/16/2027
d
54,264
20,000 4.296%,  5/24/2028
d
18,815
62,000 3.742%,  1/7/2033
d
44,031
Discover Bank
90,000 4.682%,  8/9/2028
d
86,380
Discover Financial Services
19,000 6.700%,  11/29/2032 19,313
Drawbridge Special Opportunities
Fund, LP
100,000 3.875%,  2/15/2026
f
90,130
Elevance Health, Inc.
79,000 5.350%,  10/15/2025 79,874
124,000 2.550%,  3/15/2031 104,176
EPR Properties
66,000 3.600%,  11/15/2031 47,817
Fifth Third Bancorp
84,000 4.500%,  9/30/2025
d,j
78,037
44,000 4.772%,  7/28/2030
d
41,964
Fifth Third Bank NA
46,000 3.850%,  3/15/2026 43,848
First Horizon Bank
67,000 5.750%,  5/1/2030 64,950
First-Citizens Bank & Trust
Company
89,000 6.125%,  3/9/2028 90,448
FNB Corporation
64,000 2.200%,  2/24/2023 63,678
Fortress Transportation and
Infrastructure Investors, LLC
65,000 6.500%,  10/1/2025
f
61,113
24,000 9.750%,  8/1/2027
f
24,060
FS KKR Capital Corporation
45,000 3.400%,  1/15/2026 39,904
45,000 2.625%,  1/15/2027 37,568
Genworth Mortgage Holdings, Inc.
37,000 6.500%,  8/15/2025
f
36,310
Global Net Lease, Inc.
95,000 3.750%,  12/15/2027
f
78,557
goeasy, Ltd.
21,000 5.375%,  12/1/2024
f
20,145
Goldman Sachs Group, Inc.
206,000 5.500%,  8/10/2024
d,j
199,712

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (41.4%) Value
Financials (5.4%) - continued
$ 79,000 5.700%,  11/1/2024 $ 79,940
43,000 4.400%,  2/10/2025
d,j
35,928
31,000 3.500%,  4/1/2025 29,811
52,000 4.250%,  10/21/2025 50,749
51,000 0.855%,  2/12/2026
d
46,115
33,000 3.650%,  8/10/2026
d,j
26,647
57,000 4.125%,  11/10/2026
d,j
47,447
60,000 1.948%,  10/21/2027
d
52,463
42,000 2.640%,  2/24/2028
d
37,396
124,000 3.615%,  3/15/2028
d
115,501
86,000 4.482%,  8/23/2028
d
82,424
90,000 3.814%,  4/23/2029
d
82,208
44,000 3.800%,  3/15/2030 39,555
44,000 2.615%,  4/22/2032
d
35,090
45,000 2.383%,  7/21/2032
d
34,916
Hartford Financial Services Group,
Inc.
45,000 2.800%,  8/19/2029 38,524
66,000
6.731%,  (LIBOR 3M +
2.125%), 2/12/2047
d,f
55,251
HAT Holdings I, LLC/HAT Holdings
II, LLC, Convertible
65,000 Zero Coupon,  5/1/2025
f
59,514
HSBC Holdings plc
65,000 3.803%,  3/11/2025
d
63,188
20,000 6.375%,  3/30/2025
d,j
19,382
39,000 2.633%,  11/7/2025
d
36,626
41,000 1.645%,  4/18/2026
d
37,007
41,000 1.589%,  5/24/2027
d
35,351
64,000 2.251%,  11/22/2027
d
55,427
126,000 4.583%,  6/19/2029
d
115,999
112,000 4.600%,  12/17/2030
d,j
87,134
53,000 2.804%,  5/24/2032
d
41,005
HUB International, Ltd.
26,000 7.000%,  5/1/2026
f
25,454
45,000 5.625%,  12/1/2029
f
39,302
Huntington Bancshares, Inc.
126,000 4.450%,  10/15/2027
d,j
112,714
Icahn Enterprises, LP
71,000 4.750%,  9/15/2024 68,071
70,000 6.375%,  12/15/2025 67,886
60,000 6.250%,  5/15/2026 57,654
65,000 5.250%,  5/15/2027 59,514
ING Groep NV
90,000 1.726%,  4/1/2027
d
79,423
Intercontinental Exchange, Inc.
62,000 4.350%,  6/15/2029 59,950
Intesa Sanpaolo SPA
20,000 5.017%,  6/26/2024
f
19,226
Invitation Homes Operating
Partnership, LP
68,000 2.000%,  8/15/2031 50,252
iStar, Inc.
85,000 4.250%,  8/1/2025 83,294
J.P. Morgan Chase & Company
84,000 6.000%,  8/1/2023
d,i,j
82,160
24,000 1.514%,  6/1/2024
d
23,609
131,000 5.000%,  8/1/2024
d,j
119,856
145,000 4.023%,  12/5/2024
d
142,837
158,000 4.600%,  2/1/2025
d,j
139,237
63,000 1.561%,  12/10/2025
d
58,327
31,000 2.083%,  4/22/2026
d
28,777
40,000 3.650%,  6/1/2026
d,j
34,250
Principal
Amount Long-Term Fixed Income (41.4%) Value
Financials (5.4%) - continued
$ 190,000 1.045%,  11/19/2026
d
$ 167,587
90,000 1.578%,  4/22/2027
d
79,080
81,000 2.947%,  2/24/2028
d
73,272
134,000 4.005%,  4/23/2029
d
123,968
45,000 2.069%,  6/1/2029
d
37,583
179,000 4.493%,  3/24/2031
d
167,178
42,000 2.963%,  1/25/2033
d
34,184
44,000 4.912%,  7/25/2033
d
41,894
42,000 5.717%,  9/14/2033
d
40,994
Jefferies Finance, LLC
43,000 5.000%,  8/15/2028
f
35,076
KeyBank NA
67,000 3.900%,  4/13/2029 60,376
Kilroy Realty, LP
90,000 4.375%,  10/1/2025 87,243
KKR Real Estate Finance Trust,
Inc., Convertible
46,000 6.125%,  5/15/2023 45,145
Life Storage, LP
44,000 2.400%,  10/15/2031 33,849
Lincoln National Corporation
50,000
7.007%,  (LIBOR 3M +
2.358%), 2/17/2023
d
38,500
57,000 9.250%,  12/1/2027
d,j
60,562
45,000 3.800%,  3/1/2028 41,519
Lloyds Banking Group plc
65,000 3.900%,  3/12/2024 63,799
83,000 4.716%,  8/11/2026
d
81,210
90,000 1.627%,  5/11/2027
d
77,899
98,000 3.369%,  12/14/2046
d
63,549
LPL Holdings, Inc.
60,000 4.000%,  3/15/2029
f
52,206
M&T Bank Corporation
58,000 3.500%,  9/1/2026
d,j
44,951
Macquarie Group, Ltd.
89,000 1.629%,  9/23/2027
d,f
75,809
Marsh & McLennan Companies,
Inc.
40,000 2.375%,  12/15/2031 32,302
MetLife, Inc.
84,000 3.850%,  9/15/2025
d,j
78,015
164,000 5.875%,  3/15/2028
d,j
155,942
57,000 6.400%,  12/15/2036 55,125
Mid-America Apartments, LP
90,000 4.200%,  6/15/2028 85,331
Mitsubishi UFJ Financial Group,
Inc.
41,000 1.412%,  7/17/2025 37,232
91,000 1.538%,  7/20/2027
d
78,892
67,000 3.741%,  3/7/2029 61,743
Mizuho Financial Group, Inc.
66,000 1.554%,  7/9/2027
d
57,496
93,000 2.564%,  9/13/2031 70,867
Molina Healthcare, Inc.
54,000 4.375%,  6/15/2028
f
49,280
Morgan Stanley
34,000
0.560%,  (SOFRRATE +
0.466%), 11/10/2023
d
33,900
34,000 2.720%,  7/22/2025
d
32,505
88,000 1.164%,  10/21/2025
d
81,005
24,000 5.000%,  11/24/2025 23,928
69,000 2.188%,  4/28/2026
d
64,119

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (41.4%) Value
Financials (5.4%) - continued
$ 76,000 6.138%,  10/16/2026
d
$ 77,621
39,000 0.985%,  12/10/2026
d
34,172
90,000 1.593%,  5/4/2027
d
78,951
93,000 1.512%,  7/20/2027
d
80,704
134,000 3.622%,  4/1/2031
d
116,982
42,000 2.943%,  1/21/2033
d
33,977
44,000 4.889%,  7/20/2033
d
41,339
78,000 2.484%,  9/16/2036
d
56,560
MPT Operating Partnership, LP
50,000 5.250%,  8/1/2026 45,538
24,000 4.625%,  8/1/2029 18,302
National Retail Properties, Inc.
45,000 2.500%,  4/15/2030 36,475
Nationstar Mortgage Holdings,
Inc.
49,000 6.000%,  1/15/2027
f
43,855
NatWest Group plc
65,000 4.269%,  3/22/2025
d
63,562
45,000 4.892%,  5/18/2029
d
42,577
67,000 3.754%,  11/1/2029
d
62,142
62,000 4.600%,  6/28/2031
d,j
44,388
Navient Corporation
45,000 5.500%,  1/25/2023 44,923
20,000 5.000%,  3/15/2027 17,508
Necessity Retail REIT, Inc.
86,000 4.500%,  9/30/2028
f
63,210
Nippon Life Insurance Company
168,000 5.100%,  10/16/2044
d,f
164,147
129,000 3.400%,  1/23/2050
d,f
109,415
Nomura Holdings, Inc.
67,000 2.172%,  7/14/2028 55,321
Nordea Bank Abp
64,000 5.375%,  9/22/2027
f
64,295
Northern Trust Corporation
65,000 4.000%,  5/10/2027 63,490
Office Properties Income Trust
23,000 4.250%,  5/15/2024 21,783
Omega Healthcare Investors, Inc.
46,000 4.750%,  1/15/2028 42,386
45,000 3.375%,  2/1/2031 34,687
OneMain Finance Corporation
64,000 6.875%,  3/15/2025 61,483
150,000 7.125%,  3/15/2026 142,632
Owl Rock Capital Corporation
45,000 4.250%,  1/15/2026 41,311
Owl Rock Core Income
Corporation
62,000 4.700%,  2/8/2027 55,906
Owl Rock Technology Finance
Corporation
22,000 4.750%,  12/15/2025
f
19,921
67,000 3.750%,  6/17/2026
f
58,595
Park Intermediate Holdings, LLC
52,000 4.875%,  5/15/2029
f
44,018
Pebblebrook Hotel Trust,
Convertible
218,000 1.750%,  12/15/2026 179,305
PennyMac Financial Services, Inc.
38,000 4.250%,  2/15/2029
f
29,637
Pine Street Trust I
45,000 4.572%,  2/15/2029
f
41,614
Principal
Amount Long-Term Fixed Income (41.4%) Value
Financials (5.4%) - continued
PNC Bank NA
$ 45,000 2.700%,  10/22/2029 $ 37,971
PNC Financial Services Group,
Inc.
102,000 5.671%,  10/28/2025
d
103,085
60,000 3.400%,  9/15/2026
d,j
47,550
25,000 6.000%,  5/15/2027
d,j
23,491
57,000 6.200%,  9/15/2027
d,j
55,703
PRA Group, Inc.
36,000 7.375%,  9/1/2025
f
34,974
Principal Life Global Funding II
68,000 1.250%,  8/16/2026
f
58,959
Prologis, LP
75,000 3.375%,  12/15/2027 70,119
Provident Financing Trust I
42,000 7.405%,  3/15/2038 43,680
Prudential Financial, Inc.
42,000 5.125%,  3/1/2052
d
38,220
75,000 5.625%,  6/15/2043
d
73,688
201,000 5.200%,  3/15/2044
d
191,081
42,000 3.700%,  10/1/2050
d
35,443
QBE Insurance Group, Ltd.
84,000 5.875%,  5/12/2025
d,f,j
79,185
Radian Group, Inc.
45,000 4.875%,  3/15/2027 41,231
Realty Income Corporation
45,000 4.875%,  6/1/2026 44,752
50,000 3.950%,  8/15/2027 47,668
53,000 5.625%,  10/13/2032 53,828
Regions Financial Corporation
84,000 5.750%,  6/15/2025
d,j
81,877
Reinsurance Group of America,
Inc.
64,000 4.700%,  9/15/2023 63,694
RLJ Lodging Trust, LP
25,000 3.750%,  7/1/2026
f
22,265
Rocket Mortgage Co-Issuer, Inc.
60,000 3.625%,  3/1/2029
f
47,546
Royal Bank of Canada
78,000 0.750%,  10/7/2024 72,524
87,000 4.240%,  8/3/2027 84,744
Santander Holdings USA, Inc.
90,000 3.450%,  6/2/2025 85,760
41,000 2.490%,  1/6/2028
d
35,177
Santander UK Group Holdings plc
92,000 1.673%,  6/14/2027
d
78,227
67,000 3.823%,  11/3/2028
d
59,873
Service Properties Trust
31,000 4.650%,  3/15/2024 29,609
16,000 4.350%,  10/1/2024 14,545
55,000 7.500%,  9/15/2025 52,411
50,000 5.500%,  12/15/2027 43,058
Simon Property Group, LP
73,000 2.650%,  7/15/2030 60,713
SLM Corporation
30,000 4.200%,  10/29/2025 27,449
Societe Generale SA
39,000 2.625%,  10/16/2024
f
36,903
41,000 1.488%,  12/14/2026
d,f
35,636
Spirit Realty, LP
100,000 2.100%,  3/15/2028 81,534

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (41.4%) Value
Financials (5.4%) - continued
Standard Chartered plc
$ 41,000 0.991%,  1/12/2025
d,f
$ 38,690
40,000 6.000%,  7/26/2025
d,f,j
38,478
63,000 2.608%,  1/12/2028
d,f
54,643
Starwood Property Trust, Inc.,
Convertible
40,000 4.375%,  4/1/2023 38,775
State Street Corporation
61,000 2.354%,  11/1/2025
d
58,179
44,000 4.421%,  5/13/2033
d
41,635
Sumitomo Life Insurance Company
175,000 3.375%,  4/15/2081
d,f
145,992
Sumitomo Mitsui Financial Group,
Inc.
39,000 2.448%,  9/27/2024 37,071
63,000 2.174%,  1/14/2027 55,846
67,000 3.544%,  1/17/2028 61,671
67,000 2.142%,  9/23/2030 51,548
Sumitomo Mitsui Trust Bank, Ltd.
35,000 1.050%,  9/12/2025
f
31,229
Summit Hotel Properties, Inc.,
Convertible
99,000 1.500%,  2/15/2026 84,546
SVB Financial Group
92,000 4.000%,  5/15/2026
d,j
60,722
82,000 4.250%,  11/15/2026
d,j
53,796
Synchrony Financial
38,000 4.250%,  8/15/2024 37,127
Toronto-Dominion Bank
60,000 8.125%,  10/31/2082
d
62,400
44,000 4.456%,  6/8/2032 41,939
Truist Bank
42,000 2.250%,  3/11/2030 34,056
Truist Financial Corporation
89,000 4.950%,  9/1/2025
d,j
85,093
37,000 1.887%,  6/7/2029
d
30,970
U.S. Bancorp
74,000 5.727%,  10/21/2026
d
75,370
65,000 4.548%,  7/22/2028
d
63,480
UBS Group AG
97,000 1.364%,  1/30/2027
d,f
84,948
UDR, Inc.
89,000 3.000%,  8/15/2031 74,213
United Wholesale Mortgage, LLC
16,000 5.500%,  11/15/2025
f
14,410
39,000 5.500%,  4/15/2029
f
31,024
UnitedHealth Group, Inc.
91,000 5.250%,  2/15/2028 93,023
88,000 4.200%,  5/15/2032 83,535
USB Realty Corporation
184,000
5.226%,  (LIBOR 3M +
1.147%), 1/15/2027
d,f,j
140,530
USI, Inc./NY
20,000 6.875%,  5/1/2025
f
19,267
Ventas Realty, LP
35,000 3.750%,  5/1/2024 34,211
Wells Fargo & Company
26,000 1.654%,  6/2/2024
d
25,580
106,000 2.406%,  10/30/2025
d
100,242
116,000 3.900%,  3/15/2026
d,j
101,531
119,000 2.188%,  4/30/2026
d
110,748
Principal
Amount Long-Term Fixed Income (41.4%) Value
Financials (5.4%) - continued
$ 50,000
4.579%,  (LIBOR 3M +
0.500%), 1/15/2027
d
$ 46,398
41,000 3.526%,  3/24/2028
d
37,966
89,000 3.584%,  5/22/2028
d
82,636
65,000 4.808%,  7/25/2028
d
63,485
90,000 4.478%,  4/4/2031
d
84,367
Welltower, Inc.
45,000 2.050%,  1/15/2029 36,549
50,000 2.800%,  6/1/2031 39,753
Westpac Banking Corporation
45,000 5.350%,  10/18/2024 45,393
67,000 4.110%,  7/24/2034
d
57,444
Willis North America, Inc.
90,000 4.500%,  9/15/2028 84,805
XHR, LP
25,000 6.375%,  8/15/2025
f
24,037
27,000 4.875%,  6/1/2029
f
22,116
Total 21,981,760
Foreign Government (<0.1%)
NBN Company, Ltd.
82,000 2.625%,  5/5/2031
f
65,053
Total 65,053
Mortgage-Backed Securities (13.6%)
Federal Home Loan Mortgage
Corporation Conventional 30-Yr.
Pass Through
1,972,197 2.500%,  5/1/2051 1,674,839
1,086,517 3.500%,  5/1/2052 988,208
1,184,248 4.000%,  5/1/2052 1,118,533
3,366,035 3.500%,  6/1/2052 3,060,995
Federal Home Loan Mortgage
Corporation Gold 15-Yr. Pass
Through
1,445,654 2.500%,  7/1/2030 1,355,483
Federal National Mortgage
Association Conventional 15-Yr.
Pass Through
75,000 5.000%,  1/1/2038
c
75,327
Federal National Mortgage
Association Conventional 20-Yr.
Pass Through
1,013,728 3.500%,  5/1/2040 946,461
Federal National Mortgage
Association Conventional 30-Yr.
Pass Through
3,018,786 3.000%,  1/1/2052 2,654,150
1,443,533 2.500%,  2/1/2051 1,226,281
1,380,003 2.500%,  2/1/2051 1,179,947
2,796,409 2.000%,  3/1/2051 2,283,756
3,063,569 3.000%,  3/1/2052 2,695,860
1,892,673 2.000%,  4/1/2051 1,545,060
2,353,199 2.500%,  4/1/2051 1,999,251
1,798,886 3.000%,  4/1/2051 1,586,155
1,890,336 3.000%,  5/1/2050 1,673,381
1,000,993 3.000%,  5/1/2051 890,697
1,035,437 3.000%,  6/1/2050 928,089
2,261,264 2.500%,  7/1/2051 1,920,661
777,860 3.500%,  7/1/2051 715,354
918,878 2.500%,  8/1/2050 792,330
1,626,486 3.500%,  8/1/2050 1,500,500

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (41.4%) Value
Mortgage-Backed Securities (13.6%) -
continued
$ 4,574,929 2.000%,  8/1/2051 $ 3,733,441
1,360,876 3.500%,  9/1/2052 1,242,439
1,991,381 4.000%,  10/1/2052 1,875,755
3,700,000 4.500%,  12/1/2052
c,l
3,588,926
2,600,000 5.500%,  1/1/2041
c
2,606,413
725,000 3.500%,  1/1/2049
c
658,519
6,650,000 5.000%,  1/1/2049
c
6,551,722
Federal National Mortgage
Association Conventional 40-Yr.
Pass Through
915,843 3.500%,  7/1/2061 840,187
1,040,592 4.000%,  12/1/2061 986,394
Total 54,895,114
Technology (1.4%)
Advanced Micro Devices, Inc.
44,000 3.924%,  6/1/2032 40,882
Akamai Technologies, Inc.,
Convertible
74,000 0.125%,  5/1/2025 77,700
233,000 0.375%,  9/1/2027 224,379
Analog Devices, Inc.
22,000 2.100%,  10/1/2031 17,764
Apple, Inc.
114,000 2.200%,  9/11/2029 98,559
83,000 1.650%,  2/8/2031 66,807
63,000 3.350%,  8/8/2032 57,190
Black Knight InfoServ, LLC
82,000 3.625%,  9/1/2028
f
70,971
Block, Inc., Convertible
113,000 0.500%,  5/15/2023 117,125
55,000 0.250%,  11/1/2027 41,456
Broadcom Corporation/Broadcom
Cayman Finance, Ltd.
67,000 3.875%,  1/15/2027 63,375
Broadcom, Inc.
41,000 4.000%,  4/15/2029
f
37,246
CommScope Technologies
Finance, LLC
70,000 6.000%,  6/15/2025
f
63,700
CommScope, Inc.
50,000 7.125%,  7/1/2028
f
35,743
Dell International, LLC
26,000 5.450%,  6/15/2023 26,017
68,000 6.020%,  6/15/2026 69,371
29,000 5.300%,  10/1/2029 28,362
Fiserv, Inc.
72,000 2.750%,  7/1/2024 69,554
89,000 4.200%,  10/1/2028 84,190
Gartner, Inc.
45,000 3.625%,  6/15/2029
f
39,542
75,000 3.750%,  10/1/2030
f
64,648
Global Payments, Inc.
17,000 2.650%,  2/15/2025 15,994
64,000 4.950%,  8/15/2027 62,080
45,000 3.200%,  8/15/2029 38,252
InterDigital, Inc., Convertible
109,000 3.500%,  6/1/2027
f
103,005
Iron Mountain, Inc.
80,000 4.875%,  9/15/2027
f
73,568
120,000 5.000%,  7/15/2028
f
107,782
Principal
Amount Long-Term Fixed Income (41.4%) Value
Technology (1.4%) - continued
$ 47,000 4.875%,  9/15/2029
f
$ 40,993
66,000 4.500%,  2/15/2031
f
54,248
Jabil, Inc.
42,000 4.250%,  5/15/2027 39,714
Lumentum Holdings, Inc.,
Convertible
168,000 0.250%,  3/15/2024
i
176,652
66,000 0.500%,  6/15/2028
f
49,955
MACOM Technology Solutions
Holdings, Inc., Convertible
202,000 0.250%,  3/15/2026 199,879
Marvell Technology, Inc.
44,000 2.950%,  4/15/2031 35,391
Mastercard, Inc.
40,000 2.000%,  11/18/2031 32,113
Microchip Technology, Inc.,
Convertible
55,000 0.125%,  11/15/2024 58,988
73,000 1.625%,  2/15/2027 144,905
Minerva Merger Sub, Inc.
68,000 6.500%,  2/15/2030
f
50,111
Moody's Corporation
42,000 4.250%,  8/8/2032 39,248
MSCI, Inc.
65,000 4.000%,  11/15/2029
f
56,617
NCR Corporation
152,000 6.125%,  9/1/2029
f
142,128
NVIDIA Corporation
22,000 2.850%,  4/1/2030 19,191
NXP BV/NXP Funding, LLC
48,000 4.875%,  3/1/2024 47,633
NXP BV/NXP Funding, LLC/NXP
USA, Inc.
17,000 2.700%,  5/1/2025 16,001
45,000 4.300%,  6/18/2029 41,954
ON Semiconductor Corporation,
Convertible
183,000 Zero Coupon,  5/1/2027 242,475
Open Text Corporation
80,000 4.125%,  2/15/2030
f
64,173
Oracle Corporation
112,000 2.500%,  4/1/2025 105,602
43,000 6.150%,  11/9/2029 44,633
112,000 2.950%,  4/1/2030 95,492
64,000 6.250%,  11/9/2032 66,984
PayPal Holdings, Inc.
45,000 3.900%,  6/1/2027 43,301
45,000 2.850%,  10/1/2029 39,197
Progress Software Corporation,
Convertible
91,000 1.000%,  4/15/2026 93,002
PTC, Inc.
40,000 3.625%,  2/15/2025
f
38,097
35,000 4.000%,  2/15/2028
f
31,501
Qorvo, Inc.
38,000 3.375%,  4/1/2031
f
30,531
Rackspace Technology Global,
Inc.
75,000 5.375%,  12/1/2028
f
32,690
S&P Global, Inc.
41,000 2.900%,  3/1/2032
f
34,971

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (41.4%) Value
Technology (1.4%) - continued
Sabre GLBL, Inc., Convertible
$ 107,000 4.000%,  4/15/2025 $ 114,693
Salesforce.com, Inc.
117,000 1.950%,  7/15/2031 93,280
Seagate HDD Cayman
159,330 9.625%,  12/1/2032
f
174,753
Semtech Corporation, Convertible
28,000 1.625%,  11/1/2027
f
28,630
Sensata Technologies, Inc.
58,000 3.750%,  2/15/2031
f
47,713
Shift4 Payments, LLC
20,000 4.625%,  11/1/2026
f
18,896
SS&C Technologies, Inc.
155,000 5.500%,  9/30/2027
f
145,141
Teradyne, Inc., Convertible
6,000 1.250%,  12/15/2023 16,507
Verint Systems, Inc., Convertible
119,000 0.250%,  4/15/2026 103,530
VeriSign, Inc.
60,000 4.750%,  7/15/2027 57,914
Viavi Solutions, Inc.
55,000 3.750%,  10/1/2029
f
46,225
Viavi Solutions, Inc., Convertible
103,000 1.000%,  3/1/2024 103,412
Vishay Intertechnology, Inc.,
Convertible
209,000 2.250%,  6/15/2025 201,706
VMware, Inc.
91,000 1.400%,  8/15/2026 79,331
56,000 2.200%,  8/15/2031 42,496
Xilinx, Inc.
28,000 2.375%,  6/1/2030 23,544
Ziff Davis, Inc., Convertible
210,000 1.750%,  11/1/2026
f
209,370
Total 5,510,773
Transportation (0.5%)
Air Canada Pass Through Trust
11,760 3.875%,  3/15/2023
f
11,677
Air Transport Services Group, Inc.,
Convertible
79,000 1.125%,  10/15/2024 81,868
Allegiant Travel Company
46,000 7.250%,  8/15/2027
f
43,753
American Airlines Group, Inc.
17,000 3.750%,  3/1/2025
f
14,399
American Airlines, Inc.
156,000 11.750%,  7/15/2025
f
167,325
161,000 5.500%,  4/20/2026
f
154,825
Avis Budget Car Rental, LLC
60,000 5.375%,  3/1/2029
f,i
51,326
Canadian Pacific Railway
Company
83,000 1.750%,  12/2/2026 73,964
41,000 2.450%,  12/2/2031 33,957
CSX Corporation
45,000 4.250%,  3/15/2029 43,285
Delta Air Lines, Inc.
29,000 7.000%,  5/1/2025
f
29,636
95,882 4.500%,  10/20/2025
f
93,541
Principal
Amount Long-Term Fixed Income (41.4%) Value
Transportation (0.5%) - continued
$ 12,000 7.375%,  1/15/2026 $ 12,261
82,000 4.375%,  4/19/2028
i
73,081
ERAC USA Finance, LLC
84,000 3.850%,  11/15/2024
f
81,161
Hawaiian Brand Intellectual
Property, Ltd.
13,000 5.750%,  1/20/2026
f
11,765
Hertz Corporation
45,000 4.625%,  12/1/2026
f
37,688
54,000 5.000%,  12/1/2029
f
40,964
JetBlue Airways Corporation,
Convertible
189,000 0.500%,  4/1/2026 137,796
Mileage Plus Holdings, LLC
106,207 6.500%,  6/20/2027
f
105,591
Penske Truck Leasing Company,
LP
35,000 1.200%,  11/15/2025
f
30,796
47,000 1.700%,  6/15/2026
f
41,115
Ryder System, Inc.
37,000 2.850%,  3/1/2027 33,400
Southwest Airlines Company
42,000 5.125%,  6/15/2027 41,469
45,000 2.625%,  2/10/2030 37,338
Southwest Airlines Company,
Convertible
265,000 1.250%,  5/1/2025
i
318,265
Union Pacific Corporation
45,000 2.150%,  2/5/2027 40,633
United Airlines, Inc.
55,000 4.375%,  4/15/2026
f
50,981
46,000 4.625%,  4/15/2029
f
40,052
VistaJet Malta Finance plc
60,000 6.375%,  2/1/2030
f
48,110
XPO Escrow Sub, LLC
62,000 7.500%,  11/15/2027
f
62,739
Total 2,044,761
U.S. Government & Agencies (3.9%)
U.S. Treasury Bonds
900,000 4.000%,  11/15/2052 901,266
715,000 1.375%,  11/15/2031 581,943
900,000 4.125%,  11/15/2032 918,422
2,190,000 3.250%,  5/15/2042 1,920,014
4,510,000 3.375%,  8/15/2042 4,030,812
U.S. Treasury Notes
2,830,000 0.125%,  2/15/2024 2,688,832
1,550,000 0.500%,  3/31/2025 1,423,578
1,620,000 0.500%,  2/28/2026 1,443,509
870,000 0.500%,  4/30/2027 749,117
1,550,000 1.125%,  2/29/2028 1,342,021
Total 15,999,514
Utilities (0.8%)
AEP Texas, Inc.
45,000 4.700%,  5/15/2032 43,103
AES Corporation
72,000 3.950%,  7/15/2030
f
63,504
Algonquin Power & Utilities
Corporation
50,000 4.750%,  1/18/2082
d
40,500

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (41.4%) Value
Utilities (0.8%) - continued
Ameren Corporation
$ 45,000 1.750%,  3/15/2028 $ 38,004
American Electric Power
Company, Inc.
63,000 2.031%,  3/15/2024 60,744
44,000 2.300%,  3/1/2030 36,151
Calpine Corporation
56,000 4.500%,  2/15/2028
f
49,951
CenterPoint Energy, Inc.
34,000 2.500%,  9/1/2024 32,640
56,000 1.450%,  6/1/2026 49,650
67,000 2.650%,  6/1/2031 55,299
Dominion Energy, Inc.
35,000 3.071%,  8/15/2024 33,725
135,000 4.650%,  12/15/2024
d,j
118,125
45,000 3.375%,  4/1/2030 39,655
DTE Energy Company
65,000 4.220%,  11/1/2024 63,892
Duke Energy Corporation
56,000 3.250%,  1/15/2082
d
40,903
22,000 4.875%,  9/16/2024
d,j
20,075
82,000 5.000%,  12/8/2027 81,536
89,000 2.450%,  6/1/2030 73,184
43,000 4.500%,  8/15/2032 40,278
Edison International
54,000 4.950%,  4/15/2025 53,104
55,000 5.000%,  12/15/2026
d,j
45,977
Enel Finance International NV
93,000 1.375%,  7/12/2026
f
80,144
Entergy Corporation
34,000 0.900%,  9/15/2025 30,277
45,000 1.900%,  6/15/2028 38,043
Evergy, Inc.
34,000 2.450%,  9/15/2024 32,278
Eversource Energy
90,000 4.600%,  7/1/2027 88,747
Exelon Corporation
45,000 4.050%,  4/15/2030 41,778
Fells Point Funding Trust
100,000 3.046%,  1/31/2027
f
91,009
ITC Holdings Corporation
43,000 4.950%,  9/22/2027
f
42,406
Jersey Central Power & Light
Company
80,000 2.750%,  3/1/2032
f
64,603
National Rural Utilities Cooperative
Finance Corporation
75,000 3.450%,  6/15/2025 72,345
NextEra Energy Capital Holdings,
Inc.
41,000 3.800%,  3/15/2082
d
33,409
64,000 4.255%,  9/1/2024 63,131
45,000 2.250%,  6/1/2030 37,006
NextEra Energy Operating
Partners, LP
100,000 3.875%,  10/15/2026
f
91,502
NextEra Energy Partners, LP,
Convertible
52,000 Zero Coupon,  6/15/2024
f
48,802
226,000 Zero Coupon,  11/15/2025
f
224,644
NiSource, Inc.
43,000 5.650%,  6/15/2023
d,j
40,097
Principal
Amount Long-Term Fixed Income (41.4%) Value
Utilities (0.8%) - continued
$ 45,000 2.950%,  9/1/2029 $ 39,028
NRG Energy, Inc.
34,000 2.000%,  12/2/2025
f
30,326
100,000 3.375%,  2/15/2029
f
80,662
35,000 5.250%,  6/15/2029
f
30,896
NRG Energy, Inc., Convertible
99,000 2.750%,  6/1/2048 97,861
PG&E Corporation
65,000 5.000%,  7/1/2028 59,335
Public Service Enterprise Group,
Inc.
45,000 1.600%,  8/15/2030 34,891
Sempra Energy
84,000 4.875%,  10/15/2025
d,j
77,673
56,000 3.400%,  2/1/2028 51,974
Southern California Edison
Company
21,000 5.950%,  11/1/2032 22,189
Southern Company
44,000 4.475%,  8/1/2024 43,449
53,000 5.700%,  10/15/2032 54,217
119,000 4.000%,  1/15/2051
d
108,290
109,000 3.750%,  9/15/2051
d
88,012
TerraForm Power Operating, LLC
100,000 5.000%,  1/31/2028
f
89,999
Vistra Operations Company, LLC
88,000 5.125%,  5/13/2025
f
86,039
90,000 5.000%,  7/31/2027
f
83,528
Xcel Energy, Inc.
45,000 4.000%,  6/15/2028 43,070
64,000 4.600%,  6/1/2032 61,122
Total 3,382,782
Total Long-Term Fixed Income
(cost $180,632,182) 167,823,268
Shares Common Stock ( 29.6% ) Value
Communications Services (1.6%)
2,651 Alphabet, Inc., Class A
m
233,898
22,863 Alphabet, Inc., Class C
m
2,028,634
3,862 AT&T, Inc. 71,099
201 Charter Communications, Inc.
m
68,159
27,994 Comcast Corporation 978,950
12,312 DISH Network Corporation
m
172,861
625 Emerald Holding, Inc.
m
2,213
6,456 Meta Platforms, Inc.
m
776,915
1,771 Netflix, Inc.
m
522,232
18,925 QuinStreet, Inc.
m
271,574
13,968 Verizon Communications, Inc. 550,339
4,808 Walt Disney Company
m
417,719
21,713 Warner Bros. Discovery, Inc.
m
205,839
316 Windstream Services, LLC,
Warrants (Expires 12/31/2049)
e
1,580
Total 6,302,012
Consumer Discretionary (3.1%)
21,066 Amazon.com, Inc.
m
1,769,544
3,973 Aptiv plc
m
370,006
323 Autoliv, Inc. 24,735
1,733 Bloomin' Brands, Inc. 34,868
456 Booking Holdings, Inc.
m
918,968
164 Boyd Gaming Corporation 8,943

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (29.6%) Value
Consumer Discretionary (3.1%) - continued
5,094 Cedar Fair, LP $ 210,586
415 Chipotle Mexican Grill, Inc.
m
575,808
9,409 Clarus Corporation 73,767
17,218 Cooper-Standard Holdings, Inc.
m
155,995
4,843 D.R. Horton, Inc. 431,705
241 Darden Restaurants, Inc. 33,338
930 Dick's Sporting Goods, Inc. 111,870
15,860 Everi Holdings, Inc.
m
227,591
2,428 Expedia Group, Inc.
m
212,693
19,415 Ford Motor Company 225,797
6,961 General Motors Company 234,168
2,072 Grand Canyon Education, Inc.
m
218,928
6,519 Harley-Davidson, Inc. 271,190
3,419 Home Depot, Inc. 1,079,925
3,441 Lowe's Companies, Inc. 685,585
1,151 Lululemon Athletica, Inc.
m
368,757
1,155 McDonald's Corporation 304,377
5,640 NIKE, Inc. 659,936
112 NVR, Inc.
m
516,609
3,092 Papa John's International, Inc. 254,503
249 Patrick Industries, Inc. 15,089
678 RH
m
181,155
4,436 Sleep Number Corporation
m
115,247
19,793 Sonos, Inc.
m
334,502
4,983 Sony Group Corporation ADR 380,103
7,772 Stoneridge, Inc.
m
167,564
4,889 Tesla, Inc.
m
602,227
28,301 ThredUp, Inc.
m
37,074
874 Ulta Beauty, Inc.
m
409,967
7,723 Zumiez, Inc.
m
167,898
Total 12,391,018
Consumer Staples (1.8%)
4,265 Archer-Daniels-Midland Company 396,005
2,430 BJ's Wholesale Club Holdings,
Inc.
m
160,769
410 Bunge, Ltd. 40,906
1,412 Casey's General Stores, Inc. 316,782
784 Coca-Cola Company 49,870
1,197 Costco Wholesale Corporation 546,431
16,747 Coty, Inc.
m
143,354
1,518 e.l.f. Beauty, Inc.
m
83,945
1,266 Estee Lauder Companies, Inc. 314,107
4,090 John B. Sanfilippo & Son, Inc. 332,599
873 Kellogg Company 62,193
800 Kraft Heinz Company 32,568
107 Kroger Company 4,770
9,104 Lamb Weston Holdings, Inc. 813,533
352 Lancaster Colony Corporation 69,450
97 PepsiCo, Inc. 17,524
522 Performance Food Group
Company
m
30,480
11,750 Philip Morris International, Inc. 1,189,218
19,757 Primo Water Corporation 307,024
1,688 Procter & Gamble Company 255,833
4,201 Sysco Corporation 321,166
6,227 Turning Point Brands, Inc. 134,690
52 Tyson Foods, Inc. 3,237
11,681 Walmart, Inc. 1,656,249
Total 7,282,703
Energy (1.7%)
13,093 BP plc ADR 457,338
461 Chevron Corporation 82,745
Shares Common Stock (29.6%) Value
Energy (1.7%) - continued
6,335 ConocoPhillips $ 747,530
16,888 Devon Energy Corporation 1,038,781
19,328 Enterprise Products Partners, LP 466,191
269 EOG Resources, Inc. 34,841
8,965 Exxon Mobil Corporation 988,840
11,012 Halliburton Company 433,322
4,879 Marathon Petroleum Corporation 567,867
25,847 NOV, Inc. 539,944
6,348 Permian Resources Corporation 59,671
86 Phillips 66 8,951
3,723 Pioneer Natural Resources
Company 850,296
134 Schlumberger, Ltd. 7,164
2,877 Valero Energy Corporation 364,976
8,399 Williams Companies, Inc. 276,327
Total 6,924,784
Financials (4.4%)
13,284 Ally Financial, Inc. 324,794
2,823 American Express Company 417,098
899 Ameriprise Financial, Inc. 279,922
8,041 Arch Capital Group, Ltd.
m
504,814
249 Banc of California, Inc. 3,967
22,013 Bank of America Corporation 729,071
107 Bank of Marin Bancorp 3,518
5,346 Bank of N.T. Butterfield & Son, Ltd. 159,364
1,717 Berkshire Hathaway, Inc.
m
530,381
750 BlackRock TCP Capital
Corporation 9,705
316 BlackRock, Inc. 223,927
12,356 Bridgewater Bancshares, Inc.
m
219,195
10,038 Byline Bancorp, Inc. 230,573
3,306 Capital One Financial Corporation 307,326
5,954 Carlyle Group, Inc. 177,667
694 Cboe Global Markets, Inc. 87,076
1,274 Central Pacific Financial
Corporation 25,837
10,141 Charles Schwab Corporation 844,340
3,068 Chubb, Ltd. 676,801
8,141 Citigroup, Inc. 368,217
8,279 Columbia Banking System, Inc. 249,446
4,496 Comerica, Inc. 300,558
656 Community Trust Bancorp, Inc. 30,130
133 ConnectOne Bancorp, Inc. 3,220
1,654 Customers Bancorp, Inc.
m
46,874
2,506 Discover Financial Services 245,162
1,172 Ellington Residential Mortgage
REIT 8,040
691 Encore Capital Group, Inc.
m
33,127
5,487 Enterprise Financial Services
Corporation 268,644
25,011 Equitable Holdings, Inc. 717,816
4,378 Federated Hermes, Inc. 158,965
212 Financial Institutions, Inc. 5,164
270 First Foundation, Inc. 3,869
148 First Mid-Illinois Bancshares, Inc. 4,748
34 Flushing Financial Corporation 659
309 FS KKR Capital Corporation 5,407
3,043 Glacier Bancorp, Inc. 150,385
1,024 Golub Capital BDC, Inc. 13,476
644 Great Southern Bancorp, Inc. 38,312
2,167 Hanmi Financial Corporation 53,633
7,905 Heartland Financial USA, Inc. 368,531
547 Hometrust Bancshares, Inc. 13,221
9,836 Hope Bancorp, Inc. 125,999

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (29.6%) Value
Financials (4.4%) - continued
2,826 Houlihan Lokey, Inc. $ 246,314
301 Independent Bank Corporation 7,200
510 Interactive Brokers Group, Inc. 36,898
2,576 Intercontinental Exchange, Inc. 264,272
9,462 J.P. Morgan Chase & Company 1,268,854
2,081 Kinsale Capital Group, Inc. 544,223
1,978 M&T Bank Corporation 286,929
31 Marsh & McLennan Companies,
Inc. 5,130
84 Metropolitan Bank Holding
Corporation
m
4,928
1,616 MidWestOne Financial Group, Inc. 51,308
1,106 Moody's Corporation 308,154
7,172 Morgan Stanley 609,763
5,796 Nasdaq, Inc. 355,585
415 NMI Holdings, Inc.
m
8,674
894 PacWest Bancorp 20,517
84 Peapack-Gladstone Financial
Corporation 3,126
37 PennyMac Financial Services, Inc. 2,096
1,091 Popular, Inc. 72,355
11,629 Radian Group, Inc. 221,765
1,788 Raymond James Financial, Inc. 191,048
2,723 RLI Corporation 357,448
1,576 S&P Global, Inc. 527,865
7,161 Seacoast Banking Corporation of
Florida 223,352
1,257 Silvergate Capital Corporation
m
21,872
4,616 State Street Corporation 358,063
18 SVB Financial Group
m
4,143
2,207 Synchrony Financial 72,522
745 Synovus Financial Corporation 27,975
3,834 Triumph Financial, Inc.
m
187,368
8,814 Truist Financial Corporation 379,266
325 TrustCo Bank Corporation NY 12,217
15,325 Wells Fargo & Company 632,769
8,281 Western Alliance Bancorp 493,216
9,351 Zions Bancorp NA 459,695
800 Zurich Insurance Group AG 382,462
Total 17,618,351
Health Care (4.6%)
4,868 Abbott Laboratories 534,458
1,006 Agilent Technologies, Inc. 150,548
7,463 Agiliti, Inc.
m
121,721
1,662 Align Technology, Inc.
m
350,516
1,558 Alkermes plc
m
40,710
416 AmerisourceBergen Corporation 68,935
1,237 Amgen, Inc. 324,886
6,486 AstraZeneca plc ADR 439,751
9,829 Baxter International, Inc. 500,984
60 Becton, Dickinson and Company 15,258
1,372 Biogen, Inc.
m
379,934
240 BioMarin Pharmaceutical, Inc.
m
24,838
3,092 Bio-Techne Corporation 256,265
193 Bristol-Myers Squibb Company 13,886
3,080 Cigna Holding Company 1,020,527
537 CRISPR Therapeutics AG
m
21,829
3,456 CVS Health Corporation 322,065
3,323 Danaher Corporation 881,991
3,265 Edwards Lifesciences
Corporation
m
243,602
2,950 Elevance Health, Inc. 1,513,261
5,840 Enovis Corporation
m
312,557
8,497 Gilead Sciences, Inc. 729,467
Shares Common Stock (29.6%) Value
Health Care (4.6%) - continued
3,033 Halozyme Therapeutics, Inc.
m
$ 172,578
1,852 HCA Healthcare, Inc. 444,406
2,479 Hims & Hers Health, Inc.
m
15,890
2,775 Hologic, Inc.
m
207,598
58 IDEXX Laboratories, Inc.
m
23,662
40 Illumina, Inc.
m
8,088
942 Insulet Corporation
m
277,315
2,162 Intuitive Surgical, Inc.
m
573,687
4,687 Ionis Pharmaceuticals, Inc.
m
177,028
5,975 Johnson & Johnson 1,055,484
2,754 Laboratory Corporation of America
Holdings 648,512
4,526 Lantheus Holdings, Inc.
m
230,645
13,696 Maravai LifeSciences Holdings,
Inc.
m
195,990
1,138 Medpace Holdings, Inc.
m
241,723
8,173 Medtronic plc 635,205
13,065 Merck & Company, Inc. 1,449,562
1,354 Mirati Therapeutics, Inc.
m
61,350
2,054 Novo Nordisk AS ADR 277,988
11,872 NuVasive, Inc.
m
489,601
575 Omnicell, Inc.
m
28,991
17,063 Pfizer, Inc. 874,308
7,192 Progyny, Inc.
m
224,031
147 RAPT Therapeutics, Inc.
m
2,911
744 Regeneron Pharmaceuticals, Inc.
m
536,788
1,758 Sarepta Therapeutics, Inc.
m
227,802
228 Stryker Corporation 55,744
559 Teleflex, Inc. 139,543
170 UnitedHealth Group, Inc. 90,131
23,308 Viemed Healthcare, Inc.
m
176,208
780 Waters Corporation
m
267,212
3,248 Zimmer Biomet Holdings, Inc. 414,120
2,238 Zoetis, Inc. 327,979
1,487 Zymeworks, Inc.
i,m
11,688
Total 18,831,757
Industrials (3.9%)
961 3M Company 115,243
3,398 Advanced Drainage Systems, Inc. 278,534
8,712 Air Lease Corporation 334,715
2,613 AMETEK, Inc. 365,088
2,637 ASGN, Inc.
m
214,863
13,462 Badger Infrastructure Solutions,
Ltd. 265,064
6,299 Barnes Group, Inc. 257,314
945 Carlisle Companies, Inc. 222,689
136 Caterpillar, Inc. 32,580
448 Chart Industries, Inc.
m
51,623
6,678 Cimpress plc
m
184,380
803 Cintas Corporation 362,651
34,001 CNH Industrial NV 546,056
4,897 Crane Holdings, Company 491,904
20,451 CSX Corporation 633,572
1,297 Curtiss-Wright Corporation 216,586
278 Deere & Company 119,195
10,193 Delta Air Lines, Inc.
m
334,942
11,010 Dun & Bradstreet Holdings, Inc. 134,983
8,114 Emerson Electric Company 779,431
2,919 Expeditors International of
Washington, Inc. 303,342
5,805 Fastenal Company 274,693
3,147 Forward Air Corporation 330,089
541 FTI Consulting, Inc.
m
85,911
1,782 General Dynamics Corporation 442,132

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (29.6%) Value
Industrials (3.9%) - continued
87 Gorman-Rupp Company $ 2,229
4,816 Greenbrier Companies, Inc. 161,480
5,618 Helios Technologies, Inc. 305,844
9,487 Howmet Aerospace, Inc. 373,883
214 Hubbell, Inc. 50,222
7,123 IAA, Inc.
m
284,920
704 IDEX Corporation 160,744
18,569 Janus International Group, Inc.
m
176,777
4,647 Johnson Controls International plc 297,408
573 KBR, Inc. 30,254
1,491 L3Harris Technologies, Inc. 310,441
313 Leidos Holdings, Inc. 32,924
2,010 Lincoln Electric Holdings, Inc. 290,425
3,711 ManpowerGroup, Inc. 308,792
1,478 Middleby Corporation
m
197,904
4,890 Miller Industries, Inc. 130,367
1,423 Norfolk Southern Corporation 350,656
501 Northrop Grumman Corporation 273,351
1,541 Old Dominion Freight Line, Inc. 437,305
2,486 Parker-Hannifin Corporation 723,426
3,107 Pentair plc 139,753
2,082 Planet Labs PBC
m
9,057
3,691 Quanta Services, Inc. 525,968
6,430 Southwest Airlines Company
m
216,498
7,589 Sun Country Airlines Holdings,
Inc.
m
120,362
3,026 Tennant Company 186,311
5,392 Timken Company 381,053
16,102 Uber Technologies, Inc.
m
398,202
1,091 Union Pacific Corporation 225,913
3,419 United Parcel Service, Inc. 594,359
2,436 United Rentals, Inc.
m
865,803
Total 15,940,211
Information Technology (5.4%)
397 Adobe, Inc.
m
133,602
143 Akamai Technologies, Inc.
m
12,055
1,831 Amphenol Corporation 139,412
991 ANSYS, Inc.
m
239,416
20,795 Apple, Inc. 2,701,894
2,727 Applied Materials, Inc. 265,555
1,415 Autodesk, Inc.
m
264,421
8,561 BigCommerce Holdings, Inc.
m
74,823
1,576 Bill.com Holdings, Inc.
m
171,721
6,321 Block, Inc.
m
397,212
392 Cadence Design Systems, Inc.
m
62,971
9,062 Ciena Corporation
m
461,981
26,157 Cisco Systems, Inc. 1,246,119
5,783 Cohu, Inc.
m
185,345
2,084 Dolby Laboratories, Inc. 147,005
14,065 Dropbox, Inc.
m
314,775
658 Enphase Energy, Inc.
m
174,344
5,188 Fidelity National Information
Services, Inc. 352,006
1,184 Fiserv, Inc.
m
119,667
17,300 Gilat Satellite Networks, Ltd.
i,m
100,340
146 KLA-Tencor Corporation 55,046
13,746 Knowles Corporation
m
225,709
470 Lam Research Corporation 197,541
795 Littelfuse, Inc. 175,059
3,197 Mastercard, Inc. 1,111,693
3,499 MAXIMUS, Inc. 256,582
4,462 Microchip Technology, Inc. 313,456
16,918 Microsoft Corporation 4,057,275
2,454 MKS Instruments, Inc. 207,927
Shares Common Stock (29.6%) Value
Information Technology (5.4%) - continued
5,598 National Instruments Corporation $ 206,566
1,365 NICE, Ltd. ADR
m
262,490
7,115 NVIDIA Corporation 1,039,786
5,006 ON Semiconductor Corporation
m
312,224
151 Paycom Software, Inc.
m
46,857
9,241 PayPal Holdings, Inc.
m
658,144
130 PDF Solutions, Inc.
m
3,708
376 Plexus Corporation
m
38,702
9,213 QUALCOMM, Inc. 1,012,877
890 Rambus, Inc.
m
31,880
3,452 Salesforce, Inc.
m
457,701
10,794 Samsung Electronics Company,
Ltd. 473,784
1,467 ServiceNow, Inc.
m
569,592
907 Skyworks Solutions, Inc. 82,655
2,982 Splunk, Inc.
m
256,720
222 Teledyne Technologies, Inc.
m
88,780
360 Teradyne, Inc. 31,446
5,356 Texas Instruments, Inc. 884,918
4,922 Trimble, Inc.
m
248,856
2,256 TTEC Holdings, Inc. 99,557
34,683 TTM Technologies, Inc.
m
523,020
3,360 Wolfspeed, Inc.
m
231,974
2,487 Workiva, Inc.
m
208,833
Total 21,936,022
Materials (1.3%)
1,238 Allegheny Technologies, Inc.
m
36,967
2,042 AptarGroup, Inc. 224,579
3,408 Ashland, Inc. 366,462
426 Avery Dennison Corporation 77,106
11,857 Axalta Coating Systems, Ltd.
m
301,998
7,390 Ball Corporation 377,925
6,460 Carpenter Technology Corporation 238,632
636 Celanese Corporation 65,025
3,342 CF Industries Holdings, Inc. 284,738
161 Crown Holdings, Inc. 13,236
4,202 Eastman Chemical Company 342,211
4,889 Ingevity Corporation
m
344,381
29,722 Ivanhoe Mines, Ltd.
m
234,878
644 Linde plc 210,060
47 LSB Industries, Inc.
m
625
3,103 LyondellBasell Industries NV 257,642
4,323 Nucor Corporation 569,815
3,426 PPG Industries, Inc. 430,785
5,267 Steel Dynamics, Inc. 514,586
2,028 United States Lime & Minerals, Inc. 285,461
Total 5,177,112
Real Estate (0.8%)
3,729 Agree Realty Corporation 264,498
2,118 Alexandria Real Estate Equities,
Inc. 308,529
1,003 AvalonBay Communities, Inc. 162,004
1,761 Camden Property Trust 197,021
2,503 CBRE Group, Inc.
m
192,631
2,335 Digital Realty Trust, Inc. 234,130
544 Equity Commonwealth 13,584
20,370 Healthcare Realty Trust, Inc. 392,530
21,233 Host Hotels & Resorts, Inc. 340,790
10,358 Independence Realty Trust, Inc. 174,636
533 Kite Realty Group Trust 11,220
669 National Retail Properties, Inc. 30,613
9,488 National Storage Affiliates Trust 342,707

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (29.6%) Value
Real Estate (0.8%) - continued
9,119 Pebblebrook Hotel Trust $ 122,103
1,540 Public Storage, Inc. 431,493
740 SBA Communications Corporation 207,429
Total 3,425,918
Utilities (1.0%)
6,145 Alliant Energy Corporation 339,265
747 American Electric Power
Company, Inc. 70,928
1,363 Black Hills Corporation 95,873
10,453 CenterPoint Energy, Inc. 313,485
3,647 Constellation Energy Corporation 314,408
3,783 Duke Energy Corporation 389,611
7,797 Entergy Corporation 877,163
1,158 Evergy, Inc. 72,873
2,543 NextEra Energy, Inc. 212,595
10,922 NiSource, Inc. 299,481
1,623 NorthWestern Corporation 96,309
811 OGE Energy Corporation 32,075
3,360 Portland General Electric
Company 164,640
5,153 Public Service Enterprise Group,
Inc. 315,724
3,205 Sempra Energy 495,301
2,237 Spire, Inc. 154,040
Total 4,243,771
Total Common Stock
(cost $99,047,480) 120,073,659
Shares
Registered Investment
Companies ( 15.1% ) Value
Unaffiliated  (1.7%)
24,445 Aberdeen Asia-Pacific Income
Fund, Inc. 64,290
8,427 AllianceBernstein Global High
Income Fund, Inc. 77,697
10,372 Allspring Income Opportunities
Fund 66,277
5,580 BlackRock Core Bond Trust 57,920
9,416 BlackRock Corporate High Yield
Fund, Inc. 82,296
7,356 BlackRock Credit Allocation
Income Trust 74,296
870 BlackRock Debt Strategies Fund,
Inc. 8,004
450 BlackRock Enhanced Equity
Dividend Trust 4,054
6,876 BlackRock Enhanced Global
Dividend Trust 65,734
2,300 BlackRock Enhanced International
Dividend Trust 11,546
475 BlackRock Floating Rate Income
Strategies Fund, Inc. 5,349
1,549 BlackRock Income Trust, Inc. 19,115
4,105 BlackRock Multi-Sector Income
Trust 58,332
5,071 Blackstone Strategic Credit Fund 53,651
8,342 Eaton Vance Limited Duration
Income Fund 78,331
614 Eaton Vance Tax-Managed Global
Diversified Equity Income Fund 4,636
3,473 Energy Select Sector SPDR Fund 303,783
Shares
Registered Investment
Companies (15.1%) Value
Unaffiliated  (1.7%)- continued
7,249 First Trust High Income Long/Short
Fund $ 83,001
3,023 Invesco Dynamic Credit
Opportunities Fund
e
32,165
4,500 iShares Preferred and Income
Securities ETF
i
137,385
3,025 Materials Select Sector SPDR
Fund 234,982
16,650 Nuveen Credit Strategies Income
Fund 84,749
2,150 Nuveen Preferred Income
Opportunities Fund 15,652
2,525 Nuveen Quality Preferred Income
Fund II 17,170
7,849 PGIM Global High Yield Fund, Inc. 85,083
5,995 PGIM High Yield Bond Fund, Inc. 71,161
2,740 Pimco Dynamic Income Fund 50,635
41,501 SPDR Bloomberg High Yield Bond
ETF 3,735,090
32,792 SPDR Bloomberg Short Term High
Yield Bond ETF
i
794,878
2,139 SPDR S&P Biotech ETF
m
177,537
1,274 Tri-Continental Corporation 32,653
3,000 Vanguard Short-Term Corporate
Bond ETF 225,570
4,400 Virtus Convertible & Income Fund 14,960
4,690 Virtus Dividend, Interest &
Premium Strategy Fund 52,903
825 Virtus Equity & Convertible Income
Fund 15,040
6,819 Voya Global Equity Dividend &
Premium Opportunity Fund 36,891
17,341 Western Asset High Income
Opportunity Fund, Inc. 68,497
Total 7,001,313
Affiliated  (13.4%)
3,289,012 Thrivent Core Emerging Markets
Debt Fund 24,930,710
3,309,660 Thrivent Core International Equity
Fund 28,893,336
Total 53,824,046
Total Registered Investment
Companies (cost $70,288,017) 60,825,359
Shares Preferred Stock ( 1.0% ) Value
Communications Services (0.1%)
11,000 AT&T, Inc., 4.750%
j
191,840
1,597 Paramount Global, Convertible,
5.750%
i
39,558
3,500 Telephone and Data Systems, Inc.,
6.000%
j
45,850
Total 277,248
Consumer Non-Cyclical (0.2%)
5,334 Becton, Dickinson and Company,
Convertible, 6.000% 267,127
2,484 Boston Scientific Corporation,
Convertible, 5.500% 285,213
1,250 CHS, Inc., 7.100%
d,j
30,412

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Preferred Stock (1.0%) Value
Consumer Non-Cyclical (0.2%) - continued
89 Danaher Corporation, Convertible,
5.000% $ 120,733
Total 703,485
Energy (<0.1%)
6,964 Crestwood Equity Partners, LP,
9.250%
j
60,309
1,600 Energy Transfer, LP, 7.600%
d,j
35,024
1,536 Nustar Logistics, LP, 10.813%
d
37,171
351 UGI Corporation, Convertible,
7.250% 30,335
Total 162,839
Financials (0.6%)
2,750 Aegon Funding Corporation II,
5.100% 52,415
5,700 Allstate Corporation, 5.100%
j
112,917
3,300 Bank of America Corporation,
4.250%
j
55,935
200 Bank of America Corporation,
Convertible, 7.250%
j
232,000
5,525 Capital One Financial Corporation,
5.000%
j
99,450
5,875 Equitable Holdings, Inc., 5.250%
j
110,509
140 First Horizon Bank, 4.759%
*,d,j
109,200
2,900 First Republic Bank, 4.500%
j
50,054
4,400 J.P. Morgan Chase & Company,
4.200%
j
76,780
3,650 J.P. Morgan Chase & Company,
4.750%
j
70,299
3,350 J.P. Morgan Chase & Company,
5.750%
j
78,356
4,109 KKR & Company, Inc.,
Convertible, 6.000% 235,240
2,850 Morgan Stanley, 4.250%
i,j
48,963
5,880 Morgan Stanley, 5.850%
d,j
135,299
3,100 Morgan Stanley, 7.125%
d,j
77,965
6,150 Public Storage, 4.125%
j
105,841
1,300 Public Storage, 4.625%
j
24,843
325 Public Storage, 4.700%
j
6,273
825 Regions Financial Corporation,
5.700%
d,j
18,794
775 Synovus Financial Corporation,
5.875%
d,j
16,856
5,025 Truist Financial Corporation,
4.750%
i,j
95,927
2,850 U.S. Bancorp, 4.000%
j
46,284
5,000 Wells Fargo & Company, 4.250%
j
82,350
314 Wells Fargo & Company,
Convertible, 7.500%
j
372,090
Total 2,314,640
Utilities (0.1%)
3,263 AES Corporation, Convertible,
6.875% 332,859
1,610 American Electric Power
Company, Inc., Convertible,
6.125% 83,044
5,200 CMS Energy Corporation, 4.200%
j
91,884
939 NextEra Energy, Inc., Convertible,
5.279% 47,607
314 NiSource, Inc., Convertible,
7.750% 32,424
Shares Preferred Stock (1.0%) Value
Utilities (0.1%) - continued
3,425 Southern Company, 4.950% $ 67,267
Total 655,085
Total Preferred Stock
(cost $4,819,541) 4,113,297
Shares
Collateral Held for Securities
Loaned ( 0.7% ) Value
2,818,704 Thrivent Cash Management Trust 2,818,704
Total Collateral Held for
Securities Loaned
(cost $2,818,704) 2,818,704
Shares or
Principal
Amount Short-Term Investments ( 12.4% ) Value
Federal Home Loan Bank Discount
Notes
1,300,000 4.194%, 2/8/2023
n,o
1,294,266
900,000 4.271%, 2/15/2023
n,o
895,260
Thrivent Core Short-Term Reserve
Fund
4,780,605 4.710% 47,806,050
U.S. Treasury Bills
100,000 4.090%, 2/9/2023
n,p
99,601
100,000 4.162%, 2/23/2023
n,p
99,398
Total Short-Term Investments
(cost $50,186,227) 50,194,575
Total Investments (cost
$431,437,523) 105.9% $429,034,372
Other Assets and Liabilities, Net
(5.9%) (24,078,397)
Total Net Assets 100.0% $404,955,975
a The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b All or a portion of the loan is unfunded.
c Denotes investments purchased on a when-issued or
delayed-delivery basis.
d Denotes variable rate securities. The rate shown is as of
December 31, 2022. The rates of certain variable rate
securities are based on a published reference rate and
spread; these may vary by security and the reference rate
and spread are indicated in their description.  The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions.  These
securities do not indicate a reference rate and spread in
their description.
e Security is valued using significant unobservable inputs.
Further information on valuation can be found in the Notes
to Financial Statements.
f Denotes securities sold under Rule 144A of the Securities
Act of 1933, which exempts them from registration. These
securities may be resold to other dealers in the program or
to other qualified institutional buyers. As of December 31,
2022, the value of these investments was $45,865,491 or
11.3% of total net assets.
g Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of
December 31, 2022.
h All or a portion of the security is insured or guaranteed.
i All or a portion of the security is on loan.

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

j Denotes perpetual securities. Perpetual securities pay an
indefinite stream of income and have no contractual maturity date. Date shown, if applicable, is next call date.
k Denotes interest only security.  Interest only securities
represent the right to receive monthly interest payments on
an underlying pool of mortgages or assets.  The principal
shown is the outstanding par amount of the pool as of the
end of the period. The actual effective yield of the security is different than the stated coupon rate.
l All or a portion of the security was earmarked to cover
written options.
m Non-income producing security.
n The interest rate shown reflects the yield.
o All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for
open futures contracts.
p All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and
the fund for open swap contracts.
* Denotes restricted securities. Restricted securities are
investment securities which cannot be offered for public
sale without first being registered under the Securities
Act of 1933. The value of all restricted securities held in
Balanced Income Plus Portfolio as of December 31, 2022
was $276,446 or 0.07% of total net assets. The following
table indicates the acquisition date and cost of restricted
securities shown in the schedule as of December 31, 2022.
Security
Acquisition
Date Cost
College Avenue Student Loans,
LLC, 11/26/2046 7/11/2017 $ 103,690
Credit Acceptance Corporation,
12/31/2024 5/29/2020 67,503
First Horizon Bank, 4.759% 6/21/2017 107,380
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Balanced Income Plus
Portfolio as of December 31, 2022:
Securities Lending Transactions
Long-Term Fixed Income $ 1,605,154
Common Stock 1,136,285
Total lending $2,741,439
Gross amount payable upon return of
collateral for securities loaned $2,818,704
Net amounts due to counterparty $77,265
Definitions:
ADR - American Depositary Receipt, which are certificates
for an underlying foreign security's shares held by an
issuing U.S. depository bank.
CLO - Collateralized Loan Obligation
ETF - Exchange Traded Fund
FNMA - Federal National Mortgage Association
REMIC - Real Estate Mortgage Investment Conduit
REIT - Real Estate Investment Trust is a company that buys,
develops, manages and/or sells real estate assets.
Ser. - Series
SPDR - S&P Depository Receipts, which are exchange-traded
funds traded in the U.S., Europe, and Asia-Pacific and
managed by State Street Global Advisors.
Reference Rate Index:
LIBOR 1M - ICE Libor USD Rate 1 Month
LIBOR 2M - ICE Libor USD Rate 2 Month
LIBOR 3M - ICE Libor USD Rate 3 Month
LIBOR 6M - ICE Libor USD Rate 6 Month
PRIME - Federal Reserve Prime Loan Rate
SOFR30A - Secured Overnight Financing Rate 30 Year
Average
SOFRRATE - Secured Overnight Financing Rate
TSFR1M - CME Term SOFR 1 Month
TSFR3M - CME Term SOFR 3 Month
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 29,267,548
Gross unrealized depreciation (33,794,771)
Net unrealized appreciation (depreciation) $ (4,527,223)
Cost for federal income tax purposes $ 433,773,664

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Balanced Income Plus Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Bank Loans
Basic Materials 1,008,942 – 929,746 79,196
Capital Goods 2,151,913 – 2,077,786 74,127
Communications Services 3,735,776 – 3,735,776 –
Consumer Cyclical 4,456,160 – 4,456,160 –
Consumer Non-Cyclical 3,189,945 – 3,189,945 –
Energy 447,547 – 447,547 –
Financials 1,661,302 – 1,661,302 –
Technology 4,839,644 – 4,839,644 –
Transportation 1,510,836 – 1,510,836 –
Utilities 183,445 – 183,445 –
Long-Term Fixed Income
Asset-Backed Securities 15,304,732 – 15,304,732 –
Basic Materials 2,381,331 – 2,381,331 –
Capital Goods 4,559,082 – 4,559,082 –
Collateralized Mortgage Obligations 12,250,926 – 12,250,926 –
Commercial Mortgage-Backed Securities 1,487,582 – 1,487,582 –
Communications Services 5,823,782 – 5,823,782 –
Consumer Cyclical 8,036,290 – 8,036,290 –
Consumer Non-Cyclical 7,600,299 – 7,600,299 –
Energy 6,499,487 – 6,499,487 –
Financials 21,981,760 – 21,981,760 –
Foreign Government 65,053 – 65,053 –
Mortgage-Backed Securities 54,895,114 – 54,895,114 –
Technology 5,510,773 – 5,510,773 –
Transportation 2,044,761 – 2,044,761 –
U.S. Government & Agencies 15,999,514 – 15,999,514 –
Utilities 3,382,782 – 3,382,782 –
Common Stock
Communications Services 6,302,012 6,300,432 – 1,580
Consumer Discretionary 12,391,018 12,391,018 – –
Consumer Staples 7,282,703 7,282,703 – –
Energy 6,924,784 6,924,784 – –
Financials 17,618,351 17,235,889 382,462 –
Health Care 18,831,757 18,831,757 – –
Industrials 15,940,211 15,675,147 265,064 –
Information Technology 21,936,022 21,462,238 473,784 –
Materials 5,177,112 4,942,234 234,878 –
Real Estate 3,425,918 3,425,918 – –
Utilities 4,243,771 4,243,771 – –
Registered Investment Companies
Unaffiliated 7,001,313 6,969,148 – 32,165
Preferred Stock
Communications Services 277,248 277,248 – –
Consumer Non-Cyclical 703,485 582,752 120,733 –
Energy 162,839 162,839 – –
Financials 2,314,640 2,205,440 109,200 –
Utilities 655,085 655,085 – –
Short-Term Investments 2,388,525 – 2,388,525 –
Subtotal Investments in Securities $324,585,572 $129,568,403 $194,830,101 $187,068
Other Investments  * Total
Affiliated Registered Investment Companies 53,824,046
Affiliated Short-Term Investments 47,806,050
Collateral Held for Securities Loaned 2,818,704
Subtotal Other Investments $104,448,800
Total Investments at Value $429,034,372

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Reference Description:
CBOT
-
Chicago Board of Trade
CME
-
Chicago Mercantile Exchange
EAFE
-
Europe, Australasia and Far East
ICE
-
Intercontinental Exchange
MSCI
-
Morgan Stanley Capital International
S&P
-
Standard & Poor's
Counterparty:
MSC
-
Morgan Stanley & Company
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
Other Financial Instruments Total Level 1 Level 2 Level 3
Asset Derivatives
Futures Contracts 442,038 442,038 – –
Total Asset Derivatives $442,038 $442,038 $– $–
Liability Derivatives
Futures Contracts 148,841 148,841 – –
Call Options Written 5,242 – – 5,242
Credit Default Swaps 100,167 – 100,167 –
Total Liability Derivatives $254,250 $148,841 $100,167 $5,242
The following table presents Balanced Income Plus Portfolio's futures contracts held as of December 31, 2022. Investments and/or cash totaling
$1,791,290 were pledged as the initial margin deposit for these contracts.
Futures Contracts Description
Number of
Contracts
Long/(Short)
Expiration
Date Notional Amount
Value and
Unrealized
CBOT 10-Yr. U.S. Treasury Note 27 March 2023 $ 3,039,274 ( $ 7,259)
CBOT 5-Yr. U.S. Treasury Note 38 March 2023 4,103,228 (1,900)
CBOT U.S. Long Bond 52 March 2023 6,513,957 3,918
CME E-mini S&P 500 Index 43 March 2023 8,439,261 (138,111)
CME Ultra Long Term U.S. Treasury Bond 51 March 2023 6,810,263 39,675
Ultra 10-Yr. U.S. Treasury Note 9 March 2023 1,066,103 (1,571)
Total Futures Long Contracts $ 29,972,086 ( $ 105,248)
CME E-mini Russell 2000 Index (75) March 2023 ( $ 6,877,073) $ 236,198
CME E-mini S&P Mid-Cap 400 Index (19) March 2023 (4,775,474) 134,534
ICE mini MSCI EAFE Index (13) March 2023 (1,294,823) 27,713
Total Futures Short Contracts ( $ 12,947,370) $398,445
Total Futures Contracts $ 17,024,716 $293,197
The following table presents Balanced Income Plus Portfolio's options contracts held as of December 31, 2022.
Option _ Description
(Underlying Security
Description)
Counter-
party
Number of
Contracts
Exercise
Price
Expiration
Date Notional Amount Value
Unrealized
Appreciation/
(Depreciation)
FNMA Conventional 30-Yr. Pass
Through Call Option
(*)
MSC (3.70) $ 98.94 February 2023 ( $ 3,560,203) ( $ 5,242) $ 19,039
(Federal National Mortgage Association
Conventional 30-Yr. Pass Through)
Total Options Written Contracts ($5,242) $19,039
(*)  Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the
Notes to Financial Statements.

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table presents Balanced Income Plus Portfolio's swaps contracts held as of December 31, 2022. Investments totaling $198,999 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.
Credit Default Swaps
Buy/Sell
Protection
1
Termination
Date
Notional
Principal
Amount
2
Upfront
Payments/
(Receipts) Value
3
Unrealized
Gain/(Loss)
CDX HY 39, 5 Year, at 5.00%, Quarterly Buy 12/20/2027 $ 1,900,000 $ – ( $ 100,167) ( $ 100,167)
Total Credit Default Swaps $– ($100,167) ($100,167)
1 As the buyer of protection, Balanced Income Plus Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Balanced Income Plus Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2 The maximum potential amount of future payments Balanced Income Plus Portfolio could be required to make as the seller or receive as the buyer of protection.
3 The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity's credit worthiness.
The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity's credit worthiness.
When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity's credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity's credit worthiness.
The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2022, for Balanced Income
Plus Portfolio's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting
Policies of the Notes to Financial Statements.
Derivatives by risk category Statement of Assets and Liabilities Location Fair Value
Asset Derivatives
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) $ 398,445
Total Equity Contracts 398,445
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 43,593
Options Written Net Assets - Distributable earnings/(accumulated loss) 19,039
Total Interest Rate Contracts 62,632
Total Asset Derivatives $461,077
Liability Derivatives
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 138,111
Total Equity Contracts 138,111
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 10,730
Total Interest Rate Contracts 10,730
Credit Contracts
Credit Default Swaps Net Assets - Distributable earnings/(accumulated loss) 100,167
Total Credit Contracts 100,167
Total Liability Derivatives $249,008
* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.  Only current day's variation margin is reported within the Statement of Assets and Liabilities.

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2022, for
Balanced Income Plus Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Equity Contracts
Futures Net realized gains/(losses) on Futures contracts 676,937
Total Equity Contracts
676,937
Interest Rate Contracts
Futures Net realized gains/(losses) on Futures contracts (3,390,053)
Total Interest Rate Contracts
(3,390,053)
Credit Contracts
Credit Default Swaps Net realized gains/(losses) on Swap agreements (32,167)
Total Credit Contracts
(32,167)
Total ($2,745,283)
The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2022, for Balanced Income Plus Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized
appreciation/(depreciation)
recognized in Income
Equity Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (200,756)
Total Equity Contracts (200,756)
Interest Rate Contracts
Options Written Change in net unrealized appreciation/(depreciation) on Written option contracts 19,039
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (73,306)
Total Interest Rate Contracts (54,267)
Credit Contracts
Credit Default Swaps Change in net unrealized appreciation/(depreciation) on Swap agreements (100,167)
Total Credit Contracts (100,167)
Total ($355,190)
The following table presents Balanced Income Plus Portfolio's average volume of derivative activity during the period ended December 31,
2022.
Derivative Risk Category Average Notional Value
Equity Contracts
Futures - Long $10,183,029
Futures - Short (13,473,218)
Interest Rate Contracts
Futures - Long 22,283,404
Futures - Short (3,804,055)
Options Written (177,762)
Credit Contracts
Credit Default Swaps - Buy Protection 2,906

Balanced Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Balanced Income Plus
Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Registered Investment Companies
Core Emerging Markets Debt $30,274 $1,473 $400 $24,931 3,289 6.2%
Core International Equity 40,373 726 4,200 28,893 3,310 7.2
Total Affiliated Registered Investment
Companies 70,647 53,824 13.4
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% 94,175 170,765 217,134 47,806 4,781 11.8
Total Affiliated Short-Term Investments 94,175 47,806 11.8
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment 3,983 66,072 67,236 2,819 2,819 0.7
Total Collateral Held for Securities Loaned 3,983 2,819 0.7
Total Value $168,805 $104,449
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Registered Investment Companies
Core Emerging Markets Debt ($128) ($6,288) $ – $1,473
Core International Equity (570) (7,436) – 726
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% 0 0 – 1,156
Total Income/Non Income Cash from Affiliated
Investments $3,355
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 55
Total Affiliated Income from Securities Loaned, Net $55
Total Value ($698) ($13,724) $ –

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans ( 6.7% )
a
Value
Basic Materials (0.3%)
Asplundh Tree Expert, LLC, Term
Loan
$ 299,000
0.000%,  (LIBOR 1M +
1.750%), 9/4/2027
b,c,d
$ 298,501
Grinding Media, Inc., Term Loan
171,032
8.070%,  (LIBOR 3M +
4.000%), 10/12/2028
d,e
158,204
Hyperion Materials &
Technologies, Inc., Term Loan
151,486
9.147%,  (LIBOR 3M +
4.500%), 8/30/2028
d
146,090
INEOS US Petrochem, LLC, Term
Loan
454,453
7.134%,  (LIBOR 1M +
2.750%), 1/29/2026
d
445,705
Lummus Technology Holdings V,
LLC, Term Loan
156,350
7.884%,  (LIBOR 1M +
3.500%), 6/30/2027
d
149,453
Nouryon USA, LLC, Term Loan
678,660
7.165%,  (LIBOR 3M +
2.750%), 10/1/2025
d
668,141
Spectrum Group Buyer, Inc., Term
Loan
155,788
9.440%,  (TSFR1M +
6.500%), 5/19/2028
d
146,765
Total 2,012,859
Capital Goods (0.6%)
Advanced Drainage Systems, Inc.,
Term Loan
338
6.474%,  (LIBOR 1M +
2.250%), 9/24/2026
d
339
Ali Group North America
Corporation, Term Loan
250,000
0.000%,  (TSFR1M +
2.000%), 7/22/2029
b,c,d
247,545
Berry Global, Inc., Term Loan
299,000
0.000%,  (LIBOR 1M +
1.750%), 7/1/2026
b,c,d
296,282
Brookfield WEC Holdings, Inc.,
Term Loan
372,000
0.000%,  (LIBOR 1M +
2.750%), 8/1/2025
b,c,d
366,227
BW Holding, Inc., Term Loan
160,774
8.549%,  (LIBOR 1M +
4.000%), 12/14/2028
b,c,d
140,946
Charter Next Generation, Inc.,
Term Loan
176,000
0.000%,  (LIBOR 1M +
3.750%), 12/1/2027
b,c,d
170,665
Clydesdale Acquisition Holdings,
Inc., Term Loan
429,920
8.598%,  (TSFR1M +
3.925%), 4/13/2029
b,c,d
408,604
Cornerstone Building Brands, Inc.,
Term Loan
273,305
7.568%,  (LIBOR 1M +
3.250%), 4/12/2028
d
244,315
Foley Products Company, LLC,
Term Loan
156,360
8.453%,  (SOFRRATE +
4.750%), 2/16/2029
d
150,758
Principal
Amount Bank Loans (6.7%)
a
Value
Capital Goods (0.6%) - continued
Ingersoll-Rand Services Company,
Term Loan
$ 249,359
6.173%,  (LIBOR 1M +
1.750%), 2/28/2027
d
$ 247,023
Mauser Packaging Solutions
Holding Company, Term Loan
302,937
7.370%,  (LIBOR 1M +
3.250%), 4/3/2024
d
295,406
Quikrete Holdings, Inc., Term Loan
152,000
0.000%,  (LIBOR 1M +
2.625%), 1/31/2027
b,c,d
150,100
342,068
7.384%,  (LIBOR 1M +
3.000%), 3/18/2029
d
338,969
Smyrna Ready Mix Concrete, LLC,
Term Loan
151,488
8.673%,  (TSFR1M +
4.250%), 4/1/2029
d,e
148,079
TK Elevator US Newco, Inc., Term
Loan
255,000
0.000%,  (LIBOR 6M +
3.500%), 7/31/2027
b,c,d
244,961
TransDigm, Inc., Term Loan
591,255
6.980%,  (LIBOR 3M +
2.250%), 12/9/2025
d
583,320
Vertiv Group Corporation, Term
Loan
249,364
7.119%,  (LIBOR 1M +
2.750%), 3/2/2027
b,c,d
240,117
Total 4,273,656
Communications Services (1.1%)
Altice France SA, Term Loan
519,000
8.650%,  (LIBOR 2M +
4.000%), 8/14/2026
d
481,591
CCI Buyer, Inc., Term Loan
201,000
8.580%,  (LIBOR 3M +
4.000%), 12/17/2027
b,c,d
191,553
Cengage Learning, Inc., Term
Loan
166,145
7.814%,  (LIBOR 3M +
4.750%), 7/14/2026
d
149,064
Charter Communications
Operating, LLC, Term Loan
627,000
6.140%,  (LIBOR 1M +
1.750%), 2/1/2027
b,c,d
611,438
Clear Channel Outdoor Holdings,
Inc., Term Loan
464,206
7.915%,  (LIBOR 3M +
3.500%), 8/21/2026
d
421,931
CMG Media Corporation, Term
Loan
473,994
8.230%,  (LIBOR 3M +
3.500%), 12/17/2026
d
442,762
Connect Finco SARL, Term Loan
152,000
0.000%,  (LIBOR 1M +
3.500%), 12/12/2026
b,c,d
150,036
Crown Subsea Communications
Holding, Inc., Term Loan
151,869
8.870%,  (LIBOR 1M +
4.750%), 4/27/2027
d
147,819
CSC Holdings, LLC, Term Loan
500,000
6.818%,  (LIBOR 1M +
2.500%), 4/15/2027
d
445,000

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (6.7%)
a
Value
Communications Services (1.1%) - continued
DIRECTV Financing, LLC, Term
Loan
$ 606,790
9.384%,  (LIBOR 1M +
5.000%), 8/2/2027
d
$ 589,472
iHeartCommunications, Inc., Term
Loan
254,748
7.384%,  (LIBOR 1M +
3.000%), 5/1/2026
d
233,016
Level 3 Financing, Inc., Term Loan
260,000
0.000%,  (LIBOR 1M +
1.750%), 3/1/2027
b,c,d
248,625
Lumen Technologies, Inc., Term
Loan
519,000
0.000%,  (LIBOR 1M +
2.250%), 3/15/2027
b,c,d
492,214
NEP Group, Inc., Term Loan
166,134
7.634%,  (LIBOR 1M +
3.250%), 10/20/2025
d
142,252
Nexstar Media, Inc., Term Loan
324,762
6.884%,  (LIBOR 1M +
2.500%), 9/18/2026
d
321,758
Playtika Holding Corporation, Term
Loan
201,000
0.000%,  (LIBOR 1M +
2.750%), 3/11/2028
b,c,d
191,475
Radiate Holdco, LLC, Term Loan
167,000
0.000%,  (LIBOR 1M +
3.250%), 9/25/2026
b,c,d
135,045
RLG Holdings, LLC, Term Loan
161,260
8.384%,  (LIBOR 1M +
4.000%), 7/8/2028
d
151,450
SBA Senior Finance II, LLC, Term
Loan
495,000
0.000%,  (LIBOR 1M +
1.750%), 4/11/2025
b,c,d
492,802
Univision Communications, Inc.,
Term Loan
298,088
7.634%,  (LIBOR 1M +
3.250%), 1/31/2029
d
288,525
UPC Financing Partnership, Term
Loan
152,000
0.000%,  (LIBOR 1M +
3.000%), 1/31/2029
b,c,d
148,200
Virgin Media Bristol, LLC, Term
Loan
377,000
0.000%,  (LIBOR 1M +
2.500%), 1/31/2028
b,c,d
370,135
Zayo Group Holdings, Inc., Term
Loan
489,900
7.384%,  (LIBOR 1M +
3.000%), 3/9/2027
d
395,452
Ziggo Financing Partnership, Term
Loan
255,000
0.000%,  (LIBOR 1M +
2.500%), 4/30/2028
b,c,d
248,227
Total 7,489,842
Consumer Cyclical (1.3%)
1011778 B.C., LLC, Term Loan
620,401
6.165%,  (LIBOR 3M +
1.750%), 11/19/2026
d
608,769
Principal
Amount Bank Loans (6.7%)
a
Value
Consumer Cyclical (1.3%) - continued
AlixPartners, LLP, Term Loan
$ 176,000
0.000%,  (LIBOR 1M +
2.750%), 2/4/2028
b,c,d
$ 174,303
Allied Universal Holdco, LLC, Term
Loan
622,000
8.173%,  (LIBOR 1M +
3.750%), 5/14/2028
b,c,d
589,737
Alterra Mountain Company, Term
Loan
196,000
0.000%,  (LIBOR 1M +
3.500%), 8/17/2028
b,c,d
193,184
Amentum Government Services
Holdings, LLC, Term  Loan
250,000
0.000%,  (TSFR1M +
4.000%), 2/15/2029
b,c,d
243,048
Arches Buyer, Inc., Term Loan
108,000
7.634%,  (LIBOR 1M +
3.250%), 12/6/2027
d
99,675
Caesars Resort Collection, LLC,
Term Loan
470,000
0.000%,  (LIBOR 3M +
2.750%), 12/22/2024
b,c,d
468,510
238,966
7.884%,  (LIBOR 1M +
3.500%), 7/20/2025
d
238,151
Carnival Corporation, Term Loan
461,713
7.384%,  (LIBOR 1M +
3.000%), 6/30/2025
d
441,430
31,919
7.634%,  (LIBOR 1M +
3.250%), 10/18/2028
d
29,797
Clarios Global, LP, Term Loan
402,000
7.634%,  (LIBOR 1M +
3.250%), 4/30/2026
d
393,124
Crocs, Inc., Term Loan
255,000
0.000%,  (TSFR1M +
3.600%), 2/19/2029
b,c,d
249,581
Cushman & Wakefield US
Borrower, LLC, Term Loan
249,359
7.134%,  (LIBOR 1M +
2.750%), 8/21/2025
d
243,215
Delta 2 Lux Sarl, Term Loan
367,000
7.573%,  (TSFR1M +
3.250%), 1/15/2030
b,c,d
366,541
Fertitta Entertainment, LLC/NV,
Term Loan
152,000
0.000%,  (TSFR1M +
4.100%), 1/27/2029
b,c,d
144,230
Go Daddy Operating Company,
LLC, Term Loan
245,000
0.000%,  (TSFR1M +
3.250%), 11/10/2029
b,c,d
244,353
Great Outdoors Group, LLC, Term
Loan
347,121
8.134%,  (LIBOR 1M +
3.750%), 3/5/2028
d
332,802
Harbor Freight Tools USA, Inc.,
Term Loan
309,000
0.000%,  (LIBOR 1M +
2.750%), 10/19/2027
b,c,d
293,760
Hilton Worldwide Finance, LLC,
Term Loan
372,000
6.173%,  (LIBOR 1M +
1.750%), 6/21/2026
d
370,519

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (6.7%)
a
Value
Consumer Cyclical (1.3%) - continued
IRB Holding Corporation, Term
Loan
$ 358,000
0.000%,  (TSFR1M +
3.100%), 12/15/2027
b,c,d
$ 346,992
PetSmart, LLC, Term Loan
489,900
8.130%,  (LIBOR 1M +
3.750%), 2/12/2028
d
478,416
Pilot Travel Centers, LLC, Term
Loan
421,000
0.000%,  (TSFR1M +
2.000%), 8/6/2028
b,c,d
415,632
Prime Security Services Borrower,
LLC, Term Loan
498,631
6.505%,  (LIBOR 3M +
2.750%), 9/23/2026
b,c,d
493,695
Scientific Games Holdings, LP,
Term Loan
255,000
0.000%,  (TSFR1M +
3.500%), 4/4/2029
b,c,d
242,768
Scientific Games International,
Inc., Term Loan
376,055
7.334%,  (TSFR1M +
3.100%), 4/14/2029
b,c,d
370,012
Staples, Inc., Term Loan
137,172
8.940%,  (LIBOR 3M +
4.500%), 9/12/2024
d
135,344
244,951
7.782%,  (LIBOR 3M +
5.000%), 4/12/2026
d
226,035
Stars Group Holdings BV, Term
Loan
147,000
6.980%,  (LIBOR 1M +
2.250%), 7/21/2026
b,c,d
144,733
UFC Holdings, LLC, Term Loan
250,000
0.000%,  (LIBOR 1M +
2.750%), 4/29/2026
b,c,d
246,390
Total 8,824,746
Consumer Non-Cyclical (0.9%)
AI Aqua Merger Sub, Inc., Term
Loan
488,672
7.967%,  (TSFR1M +
3.750%), 7/30/2028
d
459,557
Alltech, Inc., Term Loan
151,486
8.384%,  (LIBOR 1M +
4.000%), 10/15/2028
d
141,450
Bausch + Lomb Corporation, Term
Loan
391,017
7.842%,  (TSFR1M +
3.350%), 5/10/2027
b,c,d
371,224
Chobani, LLC, Term Loan
156,368
7.884%,  (LIBOR 1M +
3.500%), 10/23/2027
d
152,980
DaVita, Inc., Term Loan
127,000
0.000%,  (LIBOR 1M +
1.750%), 8/12/2026
b,c,d
123,556
Elanco Animal Health, Inc., Term
Loan
201,000
0.000%,  (LIBOR 1M +
1.750%), 8/1/2027
b,c,d
192,677
Froneri U.S., Inc., Term Loan
382,000
0.000%,  (LIBOR 1M +
2.250%), 1/31/2027
b,c,d
371,124
Principal
Amount Bank Loans (6.7%)
a
Value
Consumer Non-Cyclical (0.9%) - continued
Gainwell Acquisition Corporation,
Term Loan
$ 669,455
8.730%,  (LIBOR 3M +
4.000%), 10/1/2027
d
$ 626,777
Global Medical Response, Inc.,
Term Loan
185,688
8.422%,  (LIBOR 1M +
4.250%), 10/2/2025
d
129,402
ICON Luxembourg SARL, Term
Loan
471,783
7.000%,  (LIBOR 3M +
2.250%), 7/1/2028
d
469,957
Jazz Financing Lux SARL, Term
Loan
495,000
0.000%,  (LIBOR 1M +
3.500%), 5/5/2028
b,c,d
489,971
LifePoint Health, Inc., Term Loan
216,000
0.000%,  (LIBOR 1M +
3.750%), 11/16/2025
b,c,d
203,148
Medline Borrower, LP, Term Loan
903,724
7.634%,  (LIBOR 1M +
3.250%), 10/21/2028
b,c,d
857,616
Naked Juice, LLC, Term Loan
180,546
7.830%,  (LIBOR 3M +
3.250%), 1/24/2029
d
161,036
Organon & Company, Term Loan
495,000
7.750%,  (LIBOR 3M +
3.000%), 6/2/2028
d
489,431
Phoenix Newco, Inc., Term Loan
206,000
0.000%,  (LIBOR 1M +
3.250%), 11/15/2028
b,c,d
198,046
PRA Health Sciences, Inc., Term
Loan
117,545
7.000%,  (LIBOR 3M +
2.250%), 7/1/2028
d
117,090
Reynolds Consumer Products,
LLC, Term Loan
299,000
0.000%,  (LIBOR 1M +
1.750%), 2/4/2027
b,c,d
296,243
Select Medical Corporation, Term
Loan
250,000
6.890%,  (LIBOR 1M +
2.500%), 3/6/2025
d
244,500
WP CityMD Bidco, LLC, Term Loan
244,384
7.634%,  (LIBOR 1M +
3.250%), 12/23/2028
d
243,793
Total 6,339,578
Energy (0.1%)
Buckeye Partners, LP, Term Loan
250,000
0.000%,  (LIBOR 1M +
2.250%), 11/1/2026
b,c,d
248,353
CQP Holdco, LP, Term Loan
498,534
8.480%,  (LIBOR 3M +
3.750%), 6/4/2028
d
495,557
GIP II Blue Holding, LP, Term Loan
146,970
9.230%,  (LIBOR 3M +
4.500%), 9/29/2028
d
145,470
Total 889,380

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (6.7%)
a
Value
Financials (0.5%)
Acrisure, LLC, Term Loan
$ 235,000
0.000%,  (LIBOR 1M +
3.500%), 2/15/2027
b,c,d
$ 220,019
Alliant Holdings Intermediate, LLC,
Term Loan
98,000
0.000%,  (LIBOR 1M +
3.250%), 5/10/2025
b,c,d
96,604
AmWINS Group, Inc., Term Loan
376,041
6.634%,  (LIBOR 1M +
2.250%), 2/19/2028
d
368,874
Asurion, LLC, Term Loan
303,800
7.634%,  (LIBOR 1M +
3.250%), 12/23/2026
d
270,194
170,195
7.634%,  (LIBOR 1M +
3.250%), 7/31/2027
d
148,602
Deerfield Dakota Holding, LLC,
Term Loan
102,737
8.073%,  (LIBOR 1M +
3.750%), 4/9/2027
d
95,770
Edelman Financial Engines Center,
LLC, Term Loan
102,739
7.884%,  (LIBOR 1M +
3.500%), 4/7/2028
d
95,625
First Eagle Holdings, Inc., Term
Loan
102,728
7.230%,  (LIBOR 3M +
2.500%), 2/2/2027
b,c,d
100,006
FleetCor Technologies Operating
Company, LLC, Term  Loan
201,000
0.000%,  (LIBOR 1M +
1.750%), 4/30/2028
b,c,d
198,676
Howden Group Holdings, Ltd.,
Term Loan
102,738
0.000%,  (LIBOR 1M +
3.250%), 11/12/2027
b,c,d
99,894
HUB International, Ltd., Term Loan
426,000
0.000%,  (LIBOR 3M +
3.000%), 4/25/2025
b,c,d
420,854
Hudson River Trading, LLC, Term
Loan
108,000
0.000%,  (TSFR1M +
3.100%), 3/18/2028
b,c,d
101,944
Jane Street Group, LLC, Term
Loan
200,489
7.134%,  (LIBOR 1M +
2.750%), 1/26/2028
d
194,285
Trans Union, LLC, Term Loan
372,000
0.000%,  (LIBOR 1M +
2.250%), 12/1/2028
b,c,d
367,867
USI, Inc./NY, Term Loan
372,000
0.000%,  (TSFR1M +
3.750%), 11/22/2029
b,c,d
368,016
VFH Parent, LLC, Term Loan
152,000
7.321%,  (TSFR1M +
3.100%), 1/13/2029
b,c,d
147,668
Total 3,294,898
Technology (1.4%)
AthenaHealth Group, Inc., Delayed
Draw
78,707
7.823%,  (LIBOR 1M +
3.500%), 2/15/2029
b,c,d
70,865
Principal
Amount Bank Loans (6.7%)
a
Value
Technology (1.4%) - continued
AthenaHealth Group, Inc., Term
Loan
$ 462,050
7.821%,  (PRIME + 3.500%),
2/15/2029
d
$ 416,011
Boxer Parent Company, Inc., Term
Loan
380,885
8.134%,  (LIBOR 1M +
3.750%), 10/2/2025
b,c,d
364,050
Central Parent, Inc., Term Loan
446,000
0.000%,  (TSFR3M +
4.500%), 7/6/2029
b,c,d
441,437
Coherent Corporation, Term Loan
244,911
7.134%,  (LIBOR 1M +
2.750%), 7/1/2029
b,c,d
241,788
CommScope, Inc., Term Loan
454,433
7.634%,  (LIBOR 1M +
3.250%), 4/4/2026
d
427,280
Cornerstone OnDemand, Inc.,
Term Loan
273,311
8.134%,  (LIBOR 1M +
3.750%), 10/15/2028
d
243,247
Dcert Buyer, Inc., Term Loan
304,000
0.000%,  (LIBOR 3M +
4.000%), 10/16/2026
b,c,d
293,251
Dun & Bradstreet Corporation,
Term Loan
299,000
0.000%,  (LIBOR 1M +
3.250%), 2/8/2026
b,c,d
295,744
Entegris, Inc., Term Loan
245,000
0.000%,  (TSFR1M +
3.000%), 7/6/2029
b,c,d
244,081
Gen Digital, Inc., Term Loan
323,000
0.000%,  (TSFR1M +
2.100%), 9/12/2029
b,c,d
317,012
Genesys Cloud Services Holdings
II, LLC, Term Loan
250,000
0.000%,  (LIBOR 1M +
4.000%), 12/1/2027
b,c,d
239,533
Hyland Software, Inc., Term Loan
79,792
7.884%,  (LIBOR 1M +
3.500%), 7/1/2024
d
78,615
Informatica, LLC, Term Loan
249,372
7.188%,  (LIBOR 1M +
2.750%), 10/29/2028
d
244,135
Ingram Micro, Inc., Term Loan
250,000
0.000%,  (LIBOR 1M +
3.500%), 7/2/2028
b,c,d
245,625
Magenta Buyer, LLC, Term Loan
269,000
9.170%,  (LIBOR 1M +
4.750%), 7/27/2028
b,c,d
228,986
McAfee Corporation, Term Loan
514,000
0.000%,  (TSFR1M +
3.850%), 3/1/2029
b,c,d
477,192
Mitchell International, Inc., Term
Loan
313,211
8.415%,  (LIBOR 3M +
3.750%), 10/15/2028
d
287,904
MKS Instruments, Inc., Term Loan
449,872
7.171%,  (TSFR1M +
2.750%), 8/17/2029
d
443,687

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (6.7%)
a
Value
Technology (1.4%) - continued
Open Text Corporation, Term Loan
$ 386,000
0.000%,  (TSFR1M +
3.600%), 11/16/2029
b,c,d
$ 376,640
Peraton Corporation, Term Loan
776,986
8.134%,  (LIBOR 1M +
3.750%), 2/1/2028
d
757,398
Polaris Newco, LLC, Term Loan
451,000
0.000%,  (LIBOR 1M +
4.000%), 6/4/2028
b,c,d
410,572
Proofpoint, Inc., Term Loan
332,161
7.985%,  (LIBOR 3M +
3.250%), 8/31/2028
d
318,689
Rackspace Technology Global,
Inc., Term Loan
229,669
7.380%,  (LIBOR 3M +
2.750%), 2/9/2028
d
142,707
RealPage, Inc., Term Loan
255,000
0.000%,  (LIBOR 1M +
3.250%), 4/22/2028
b,c,d
241,995
SS&C Technologies, Inc., Term
Loan
92,897
6.134%,  (LIBOR 1M +
1.750%), 4/16/2025
d
91,181
72,638
6.134%,  (LIBOR 1M +
1.750%), 4/16/2025
d
71,296
77,374
6.134%,  (LIBOR 1M +
1.750%), 4/16/2025
d
75,923
Tempo Acquisition, LLC, Term
Loan
245,000
7.334%,  (TSFR1M +
3.000%), 8/31/2028
b,c,d
244,020
TIBCO Software, Inc., Term Loan
269,000
0.000%,  (TSFR3M +
4.600%), 3/30/2029
b,c,d
239,746
UKG, Inc., Term Loan
534,000
0.000%,  (LIBOR 1M +
3.250%), 5/3/2026
b,c,d
507,300
Verscend Holding Corporation,
Term Loan
366,071
8.384%,  (LIBOR 1M +
4.000%), 8/27/2025
d
363,000
Total 9,440,910
Transportation (0.4%)
AAdvantage Loyalty IP, Ltd., Term
Loan
602,577
8.993%,  (LIBOR 3M +
4.750%), 4/20/2028
d
599,281
Air Canada, Term Loan
473,987
8.130%,  (LIBOR 3M +
3.500%), 8/11/2028
d
467,469
Brown Group Holding, LLC, Term
Loan
201,000
0.000%,  (LIBOR 1M +
2.500%), 6/7/2028
b,c,d
197,008
Genesee & Wyoming, Inc., Term
Loan
249,208
6.730%,  (LIBOR 3M +
2.000%), 12/30/2026
d
247,589
SkyMiles IP, Ltd., Term Loan
529,021
7.993%,  (LIBOR 3M +
3.750%), 10/20/2027
b,c,d
538,543
Principal
Amount Bank Loans (6.7%)
a
Value
Transportation (0.4%) - continued
United Airlines, Inc., Term Loan
$ 713,983
8.108%,  (LIBOR 3M +
3.750%), 4/21/2028
d
$ 703,673
XPO, Inc., Term Loan
250,000
0.000%,  (LIBOR 1M +
1.750%), 2/23/2025
b,c,d
248,633
Total 3,002,196
Utilities (0.1%)
PG&E Corporation, Term Loan
366,899
7.438%,  (LIBOR 1M +
3.000%), 6/23/2025
b,c,d
363,574
Total 363,574
Total Bank Loans
(cost $46,857,230) 45,931,639
Principal
Amount Long-Term Fixed Income ( 63.1% ) Value
Asset-Backed Securities (5.5%)
510 Asset Backed Trust
600,000
3.967%,  5/25/2061, Ser.
2021-NPL1, Class A2
f,g
502,709
986,055
2.116%,  6/25/2061, Ser.
2021-NPL2, Class A1
f,g
883,966
550,000
4.090%,  6/25/2061, Ser.
2021-NPL2, Class A2
f,g
461,340
522 Funding CLO, Ltd.
1,000,000
6.643%,  (LIBOR 3M +
2.400%), 4/20/2030, Ser.
2019-4A, Class CR
d,f
955,397
720 East CLO I, Ltd.
1,100,000
8.825%,  (TSFR3M +
4.250%), 1/20/2036, Ser.
2022-1A, Class C
d,f
1,091,181
Affirm Asset Securitization Trust
700,000
4.300%,  5/17/2027, Ser.
2022-A, Class 1A
f
665,162
Amur Equipment Finance
Receivables XI, LLC
700,000
5.300%,  6/21/2028, Ser.
2022-2A, Class A2
f
692,273
Anchorage Capital CLO 21, Ltd.
875,000
6.643%,  (LIBOR 3M +
2.400%), 10/20/2034, Ser.
2021-21A, Class C
d,f
820,544
Ares XL CLO, Ltd.
825,000
6.879%,  (LIBOR 3M +
2.800%), 1/15/2029, Ser.
2016-40A, Class CRR
d,f
752,558
Babson CLO, Ltd.
1,780,000
7.143%,  (LIBOR 3M +
2.900%), 7/20/2029, Ser.
2018-3A, Class D
d,f
1,652,200
Bankers Healthcare Group
Securitization Trust
638,379
5.280%,  10/17/2035, Ser.
2022-C, Class A
f
633,115

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (63.1%) Value
Asset-Backed Securities (5.5%) - continued
Barings CLO, Ltd.
$ 400,000
7.393%,  (LIBOR 3M +
3.150%), 1/20/2032, Ser.
2016-2A, Class DR2
d,f
$ 371,760
Benefit Street Partners CLO II, Ltd.
750,000
5.979%,  (LIBOR 3M +
1.900%), 7/15/2029, Ser.
2013-IIA, Class BR2
d,f
723,750
Benefit Street Partners CLO, Ltd.
400,000
6.229%,  (LIBOR 3M +
2.150%), 7/15/2032, Ser.
2019-17A, Class CR
d,f
377,078
Business Jet Securities, LLC
213,816
2.981%,  11/15/2035, Ser.
2020-1A, Class A
f
194,752
914,354
4.455%,  6/15/2037, Ser.
2022-1A, Class A
f
833,933
CarVal CLO VIII-C, Ltd.
750,000
7.045%,  (TSFR3M +
3.000%), 10/22/2035, Ser.
2022-2A, Class B1
d,f
743,902
CarVal CLO, Ltd.
1,250,000
4.880%,  (TSFR3M +
3.700%), 4/21/2034, Ser.
2022-1A, Class D
d,f
1,211,647
Dewolf Park CLO, Ltd.
700,000
6.929%,  (LIBOR 3M +
2.850%), 10/15/2030, Ser.
2017-1A, Class DR
d,f
630,178
Dryden 36 Senior Loan Fund
750,000
6.129%,  (LIBOR 3M +
2.050%), 4/15/2029, Ser.
2014-36A, Class CR3
d,f
716,950
FirstKey Homes Trust
900,000
1.968%,  10/19/2037, Ser.
2020-SFR2, Class D
f
788,300
Galaxy XIX CLO, Ltd.
350,000
6.175%,  (LIBOR 3M +
1.850%), 7/24/2030, Ser.
2015-19A, Class BRR
d,f
323,918
Harley Marine Financing, LLC
1,156,913
6.682%,  5/15/2043, Ser.
2018-1A, Class A2
f
1,131,394
Longfellow Place CLO, Ltd.
1,550,000
6.379%,  (LIBOR 3M +
2.300%), 4/15/2029, Ser.
2013-1A, Class CR3
d,f
1,474,140
Madison Park Funding XXI, Ltd.
850,000
6.279%,  (LIBOR 3M +
2.200%), 10/15/2032, Ser.
2016-21A, Class BRR
d,f
803,077
Mountain View CLO, Ltd.
230,000
6.429%,  (LIBOR 3M +
2.350%), 10/16/2029, Ser.
2017-1A, Class CR
d,f
218,442
Neuberger Berman CLO, Ltd.
1,225,000
7.079%,  (LIBOR 3M +
3.000%), 10/15/2029, Ser.
2013-15A, Class DR2
d,f
1,116,434
Principal
Amount Long-Term Fixed Income (63.1%) Value
Asset-Backed Securities (5.5%) - continued
OCP CLO, Ltd.
$ 925,000
6.079%,  (LIBOR 3M +
2.000%), 7/15/2030, Ser.
2017-13A, Class BR
d,f
$ 862,990
OZLM VIII, Ltd.
1,000,000
5.729%,  (LIBOR 3M +
1.650%), 10/17/2029, Ser.
2014-8A, Class A2R3
d,f
961,307
Pagaya AI Technology in Housing
Trust
1,100,000
4.250%,  8/25/2025, Ser.
2022-1, Class B
f
1,016,419
PPM CLO 6, Ltd.
1,000,000
9.075%,  (TSFR3M +
4.500%), 1/20/2031, Ser.
2022-6A, Class C
d,f
990,551
Pretium Mortgage Credit Partners,
LLC
1,250,000
5.438%,  1/25/2052, Ser.
2022-NPL1, Class A2
f,g
1,126,611
950,000
3.844%,  6/27/2060, Ser.
2021-NPL2, Class A2
f,g
746,803
1,000,000
3.721%,  7/25/2051, Ser.
2021-NPL3, Class A2
f,g
811,077
Progress Residential Trust
1,500,000
3.600%,  4/17/2039, Ser.
2022-SFR3, Class B
f
1,339,224
Renaissance Home Equity Loan
Trust
1,130,711
5.797%,  8/25/2036, Ser.
2006-2, Class AF3
g
448,916
Saxon Asset Securities Trust
399,056
3.275%,  8/25/2035, Ser.
2004-2, Class MF2
d
340,712
Sculptor CLO, Ltd.
625,000
6.643%,  (LIBOR 3M +
2.400%), 1/20/2035, Ser. 28A,
Class C
d,f
585,087
Stratus CLO, Ltd.
950,000
7.675%,  (TSFR3M +
3.050%), 10/20/2031, Ser.
2022-3A, Class B
d,f
947,130
TCI-Flatiron CLO, Ltd.
1,700,000
5.964%,  (TSFR3M +
2.100%), 1/17/2032, Ser.
2016-1A, Class CR3
d,f
1,608,355
VCAT Asset Securitization, LLC
250,000
4.826%,  12/26/2050, Ser.
2021-NPL1, Class A2
f,g
226,083
Vericrest Opportunity Loan
Transferee
950,000
4.826%,  2/27/2051, Ser.
2021-NPL2, Class A2
f,g
790,527
1,150,000
4.949%,  2/27/2051, Ser.
2021-NPL3, Class A2
f,g
983,427
790,000
4.826%,  4/25/2051, Ser.
2021-NPL6, Class A2
f,g
631,568
225,000
4.949%,  4/25/2051, Ser.
2021-NPL8, Class A2
f,g
164,111
1,250,000
4.826%,  5/25/2051, Ser.
2021-NPL9, Class A2
f,g
1,073,541
275,000
5.438%,  12/26/2051, Ser.
2021-NP12, Class A2
f,g
249,923

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (63.1%) Value
Asset-Backed Securities (5.5%) - continued
Whitebox CLO III, Ltd.
$ 725,000
6.279%,  (LIBOR 3M +
2.200%), 10/15/2034, Ser.
2021-3A, Class C
d,f
$ 683,660
Wind River CLO, Ltd.
725,000
6.243%,  (LIBOR 3M +
2.000%), 7/20/2030, Ser.
2013-1A, Class BRR
d,f
686,474
Total 38,044,596
Basic Materials (1.1%)
Alcoa Nederland Holding BV
420,000 5.500%,  12/15/2027
f
404,738
Anglo American Capital plc
70,000 3.875%,  3/16/2029
f
62,845
ATI, Inc., Convertible
180,000 3.500%,  6/15/2025 361,620
Cascades USA, Inc.
210,000 5.125%,  1/15/2026
f
191,050
Chemours Company
290,000 5.750%,  11/15/2028
f
260,487
Cleveland-Cliffs, Inc.
250,000 5.875%,  6/1/2027 238,831
160,000 4.625%,  3/1/2029
f,h
142,000
Consolidated Energy Finance SA
483,000 5.625%,  10/15/2028
f
410,394
Ecolab, Inc.
119,000 2.125%,  2/1/2032 94,990
EverArc Escrow Sarl
237,000 5.000%,  10/30/2029
f
194,340
First Quantum Minerals, Ltd.
513,000 6.875%,  10/15/2027
f
481,309
Freeport-McMoRan, Inc.
283,000 4.625%,  8/1/2030 263,585
Glencore Funding, LLC
147,000 4.000%,  3/27/2027
f
138,727
Hecla Mining Company
120,000 7.250%,  2/15/2028 118,156
Hudbay Minerals, Inc.
280,000 4.500%,  4/1/2026
f
254,335
Innophos Holdings, Inc.
117,000 9.375%,  2/15/2028
f
114,367
LYB International Finance III, LLC
135,000 1.250%,  10/1/2025 120,434
Mercer International, Inc.
119,000 5.125%,  2/1/2029 99,485
Methanex Corporation
274,000 4.250%,  12/1/2024 262,365
Mosaic Company
171,000 4.050%,  11/15/2027 161,010
Novelis Corporation
110,000 3.250%,  11/15/2026
f
98,616
160,000 4.750%,  1/30/2030
f
141,850
110,000 3.875%,  8/15/2031
f
89,803
Nutrien, Ltd.
188,000 4.000%,  12/15/2026 180,755
OCI NV
195,000 4.625%,  10/15/2025
f
184,776
Principal
Amount Long-Term Fixed Income (63.1%) Value
Basic Materials (1.1%) - continued
Olin Corporation
$ 500,000 5.125%,  9/15/2027 $ 472,500
SCIL USA Holdings, LLC
297,000 5.375%,  11/1/2026
f
251,707
Sherwin-Williams Company
93,000 4.250%,  8/8/2025 91,377
SPCM SA
286,000 3.375%,  3/15/2030
f
230,230
SunCoke Energy, Inc.
309,000 4.875%,  6/30/2029
f
265,242
Taseko Mines, Ltd.
211,000 7.000%,  2/15/2026
f
185,541
Unifrax Escrow Issuer Corporation
261,000 5.250%,  9/30/2028
f
210,018
United States Steel Corporation
303,000 6.875%,  3/1/2029
h
294,106
United States Steel Corporation,
Convertible
236,000 5.000%,  11/1/2026 472,000
Westlake Corporation
98,000 3.600%,  8/15/2026 92,082
Total 7,635,671
Capital Goods (2.2%)
Advanced Drainage Systems, Inc.
300,000 6.375%,  6/15/2030
f
291,498
AECOM
450,000 5.125%,  3/15/2027 433,125
Amsted Industries, Inc.
315,000 5.625%,  7/1/2027
f
298,828
ARD Finance SA
93,000 6.500%,  6/30/2027
f
64,685
Ardagh Packaging Finance plc/
Ardagh Holdings USA, Inc.
295,000 5.250%,  8/15/2027
f
220,584
116,000 5.250%,  8/15/2027
f
86,738
Boeing Company
255,000 4.875%,  5/1/2025 253,047
166,000 2.196%,  2/4/2026 150,821
147,000 3.250%,  3/1/2028 131,395
196,000 5.150%,  5/1/2030 191,225
Bombardier, Inc.
176,000 7.125%,  6/15/2026
f
170,758
347,000 7.875%,  4/15/2027
f,h
336,582
245,000 6.000%,  2/15/2028
f
226,556
Builders FirstSource, Inc.
185,000 5.000%,  3/1/2030
f
163,925
Canpack SA/Canpack US LLC
390,000 3.125%,  11/1/2025
f
341,710
Carrier Global Corporation
147,000 2.722%,  2/15/2030 123,758
Chart Industries, Inc.
97,000 7.500%,  1/1/2030
f
97,513
Chart Industries, Inc., Convertible
202,000 1.000%,  11/15/2024
f
401,172
Clydesdale Acquisition Holdings,
Inc.
39,000 6.625%,  4/15/2029
f
37,079
79,000 8.750%,  4/15/2030
f
67,622

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (63.1%) Value
Capital Goods (2.2%) - continued
CNH Industrial Capital, LLC
$ 67,000 1.950%,  7/2/2023 $ 65,857
Cornerstone Building Brands, Inc.
202,000 6.125%,  1/15/2029
f
142,256
Covert Mergeco, Inc.
180,000 4.875%,  12/1/2029
f
147,469
CP Atlas Buyer, Inc.
250,000 7.000%,  12/1/2028
f,h
185,666
Crown Cork & Seal Company, Inc.
244,000 7.375%,  12/15/2026 251,200
General Electric Company
495,000
8.099%,  (LIBOR 3M +
3.330%), 3/15/2023
d,i
486,309
GFL Environmental, Inc.
233,000 4.000%,  8/1/2028
f
199,215
383,000 3.500%,  9/1/2028
f
336,719
Greenbrier Companies, Inc.,
Convertible
219,000 2.875%,  4/15/2028 193,048
H&E Equipment Services, Inc.
486,000 3.875%,  12/15/2028
f
413,970
Herc Holdings, Inc.
260,000 5.500%,  7/15/2027
f
242,515
Howmet Aerospace, Inc.
146,000 6.875%,  5/1/2025 149,821
628,000 3.000%,  1/15/2029 533,800
Huntington Ingalls Industries, Inc.
147,000 4.200%,  5/1/2030 133,421
Itron, Inc., Convertible
375,000 Zero Coupon,  3/15/2026 307,050
JELD-WEN, Inc.
118,000 4.625%,  12/15/2025
f
98,801
John Deere Capital Corporation
184,000 2.800%,  7/18/2029 163,921
91,000 3.900%,  6/7/2032 84,946
Kaman Corporation, Convertible
116,000 3.250%,  5/1/2024 107,822
KBR, Inc., Convertible
340,000 2.500%,  11/1/2023 716,890
Lockheed Martin Corporation
86,000 4.950%,  10/15/2025 86,621
Mauser Packaging Solutions
Holding Company
240,000 5.500%,  4/15/2024
f
233,363
290,000 7.250%,  4/15/2025
f
268,168
MIWD Holdco II, LLC
158,000 5.500%,  2/1/2030
f
125,792
Nesco Holdings II, Inc.
295,000 5.500%,  4/15/2029
f
258,125
New Enterprise Stone and Lime
Company, Inc.
370,000 5.250%,  7/15/2028
f
328,549
OI European Group BV
335,000 4.750%,  2/15/2030
f
293,360
Otis Worldwide Corporation
122,000 2.056%,  4/5/2025 114,146
Owens-Brockway Glass Container,
Inc.
114,000 5.875%,  8/15/2023
f
113,189
Principal
Amount Long-Term Fixed Income (63.1%) Value
Capital Goods (2.2%) - continued
Pactiv Evergreen Group
$ 225,000 4.375%,  10/15/2028
f
$ 201,015
Parker-Hannifin Corporation
87,000 2.700%,  6/14/2024 83,778
Patrick Industries, Inc., Convertible
149,000 1.000%,  2/1/2023 147,599
150,000 1.750%,  12/1/2028 122,427
PGT Innovations, Inc.
298,000 4.375%,  10/1/2029
f
249,498
Raytheon Technologies
Corporation
202,000 4.125%,  11/16/2028 193,336
Republic Services, Inc.
79,000 3.950%,  5/15/2028 75,040
Roller Bearing Company of
America, Inc.
50,000 4.375%,  10/15/2029
f
43,235
SRM Escrow Issuer, LLC
435,000 6.000%,  11/1/2028
f
389,195
Textron, Inc.
147,000 3.650%,  3/15/2027 137,037
Titan Acquisition, Ltd.
125,000 7.750%,  4/15/2026
f
112,574
TransDigm, Inc.
267,000 6.250%,  3/15/2026
f
263,313
820,000 5.500%,  11/15/2027 770,021
United Rentals North America, Inc.
340,000 4.875%,  1/15/2028 322,201
240,000 4.000%,  7/15/2030 205,151
Victors Merger Corporation
138,000 6.375%,  5/15/2029
f
75,900
Waste Connections, Inc.
46,000 3.200%,  6/1/2032 39,461
Waste Pro USA, Inc.
140,000 5.500%,  2/15/2026
f
123,634
WESCO Distribution, Inc.
400,000 7.250%,  6/15/2028
f
405,190
Total 14,830,235
Collateralized Mortgage Obligations (4.4%)
Alternative Loan Trust
385,270
6.000%,  8/1/2036, Ser.
2006-24CB, Class A9 222,884
Banc of America Alternative Loan
Trust
837,948
6.000%,  11/25/2035, Ser.
2005-10, Class 3CB1 712,196
Banc of America Mortgage
Securities Trust
333,917
3.870%,  9/25/2035, Ser.
2005-H, Class 3A1
d
297,630
Bear Stearns Adjustable Rate
Mortgage Trust
25,923
5.230%,  (CMT 1Y + 2.300%),
10/25/2035, Ser. 2005-9,
Class A1
d
23,973
CHL Mortgage Pass-Through Trust
341,015
3.412%,  12/20/2035, Ser.
2005-HYB8, Class 3A1
d
315,645
738,105
6.000%,  11/25/2037, Ser.
2007-18, Class 1A2 409,119

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (63.1%) Value
Collateralized Mortgage Obligations (4.4%) -
continued
CHNGE Mortgage Trust
$ 1,136,875
3.757%,  3/25/2067, Ser.
2022-2, Class A1
d,f
$ 1,056,321
1,140,352
5.000%,  5/25/2067, Ser.
2022-3, Class A1
d,f
1,112,249
634,489
5.820%,  6/25/2067, Ser.
2022-NQM1, Class A3
f,g
612,623
757,646
6.000%,  10/25/2057, Ser.
2022-4, Class A1
f,g
748,245
Citigroup Mortgage Loan Trust,
Inc.
55,655
2.524%,  3/25/2037, Ser.
2007-AR4, Class 2A1A
d
52,209
796,481
3.254%,  4/25/2037, Ser.
2007-AR5, Class 1A1A
d
673,688
Colony American Finance, Ltd.
950,000
2.239%,  3/28/2029, Ser.
2021-RTL1, Class A1
f
863,878
Countrywide Alternative Loan Trust
393,597
5.000%,  3/25/2035, Ser.
2005-3CB, Class 1A1 329,711
186,190
3.173%,  10/25/2035, Ser.
2005-43, Class 4A1
d
151,419
154,587
3.602%,  10/25/2035, Ser.
2005-43, Class 1A1
d
133,822
211,196
5.500%,  2/25/2036, Ser.
2005-85CB, Class 2A2 166,108
Countrywide Home Loan
Mortgage Pass Through Trust
278,396
3.445%,  11/25/2035, Ser.
2005-22, Class 2A1
d
217,438
Credit Suisse Mortgage Trust
623,428
6.392%,  8/25/2067, Ser.
2022-ATH3, Class A3
d,f
606,530
414,574
2.572%,  11/25/2066, Ser.
2022-NQM1, Class A2
d,f
339,567
Deutsche Alt-A Securities, Inc.,
Mortgage Loan Trust
591,163
5.250%,  6/25/2035, Ser.
2005-3, Class 4A6 529,842
Federal Home Loan Mortgage
Corporation
1,437,833
3.500%,  8/15/2035, Ser.
345, Class C8
j
163,393
Federal Home Loan Mortgage
Corporation - REMIC
1,562,423
4.000%,  1/25/2051, Ser.
5249, Class LA 1,507,172
4,381,575
1.500%,  12/25/2050, Ser.
5107, Class IO
j
399,742
201,899
2.500%,  5/15/2027, Ser.
4106, Class HI
j
5,555
878,819
3.000%,  5/15/2027, Ser.
4046, Class GI
j
34,596
746,186
3.000%,  7/15/2027, Ser.
4084, Class NI
j
33,260
1,176,507
3.000%,  7/15/2027, Ser.
4074, Class IO
j
54,906
354,237
2.500%,  2/15/2028, Ser.
4162, Class AI
j
15,449
788,880
2.500%,  2/15/2028, Ser.
4161, Class UI
j
33,763
Principal
Amount Long-Term Fixed Income (63.1%) Value
Collateralized Mortgage Obligations (4.4%) -
continued
$ 1,190,486
2.500%,  3/15/2028, Ser.
4177, Class EI
j
$ 53,383
1,162,193
3.500%,  10/15/2032, Ser.
4119, Class KI
j
125,067
755,562
3.000%,  2/15/2033, Ser.
4170, Class IG
j
71,760
1,456,587
3.000%,  4/15/2033, Ser.
4203, Class DI
j
85,739
Federal National Mortgage
Association - REMIC
1,083,203
4.500%,  6/25/2052, Ser.
2022-43, Class MA 1,057,956
2,375,820
4.000%,  7/25/2052, Ser.
2022-37, Class PE 2,279,218
1,399,020
3.000%,  7/25/2027, Ser.
2012-73, Class DI
j
56,256
973,061
3.000%,  7/25/2027, Ser.
2012-74, Class AI
j
35,740
1,709,433
3.000%,  8/25/2027, Ser.
2012-95, Class HI
j
58,223
937,144
3.500%,  9/25/2027, Ser.
2012-98, Class YI
j
43,003
2,640,109
3.000%,  11/25/2027, Ser.
2012-121, Class BI
j
129,710
1,318,054
3.000%,  12/25/2027, Ser.
2012-139, Class DI
j
52,803
711,682
2.500%,  1/25/2028, Ser.
2012-152, Class AI
j
29,707
1,789,207
3.000%,  1/25/2028, Ser.
2012-147, Class EI
j
71,475
525,683
2.500%,  2/25/2028, Ser.
2013-46, Class CI
j
18,869
962,065
3.000%,  2/25/2028, Ser.
2013-2, Class GI
j
45,515
353,928
3.000%,  4/25/2028, Ser.
2013-30, Class DI
j
17,542
1,243,198
3.000%,  11/25/2031, Ser.
2013-69, Class IO
j
45,043
1,133,570
3.000%,  2/25/2033, Ser.
2013-1, Class YI
j
104,572
1,090,597
4.500%,  1/25/2046, Ser.
2022-68, Class BA 1,071,512
First Horizon Alternative Mortgage
Securities Trust
129,111
3.921%,  3/25/2035, Ser.
2005-AA2, Class 1A1
d
118,191
140,136
3.705%,  7/25/2035, Ser.
2005-AA5, Class 2A1
d
125,506
Flagstar Mortgage Trust
419,391
2.500%,  9/25/2041, Ser.
2021-9INV, Class A1
d,f
364,276
GCAT Trust
511,140
5.730%,  8/25/2067, Ser.
2022-NQM4, Class A3
f,g
488,463
Genworth Mortgage Insurance
Corporation
608,215
5.828%,  (SOFR30A +
1.900%), 2/25/2034, Ser.
2021-3, Class M1A
d,f
605,417
GMAC Mortgage Corporation
Loan Trust
218,491
3.169%,  5/25/2035, Ser.
2005-AR2, Class 4A
d
187,970

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (63.1%) Value
Collateralized Mortgage Obligations (4.4%) -
continued
Government National Mortgage
Association
$ 248,705
4.000%,  1/16/2027, Ser.
2012-3, Class IO
j
$ 9,035
Home RE, Ltd.
850,000
7.428%,  (SOFR30A +
3.500%), 10/25/2034, Ser.
2022-1, Class M1B
d,f
829,085
IndyMac IMJA Mortgage Loan
Trust
560,685
6.250%,  11/25/2037, Ser.
2007-A3, Class A1 260,337
J.P. Morgan Mortgage Trust
534,995
2.774%,  5/25/2052, Ser.
2021-LTV2, Class A2
d,f
416,085
70,016
6.500%,  1/25/2035, Ser.
2005-S1, Class 1A2 69,335
325,923
3.381%,  2/25/2036, Ser.
2006-A1, Class 2A2
d
253,176
Merrill Lynch Alternative Note
Asset Trust
507,273
6.000%,  3/25/2037, Ser.
2007-F1, Class 2A1 206,865
MortgageIT Trust
1,326,310
4.849%,  (LIBOR 1M +
0.460%), 6/25/2047, Ser.
2007-1, Class 1A1
d
1,064,398
Preston Ridge Partners Mortgage
Trust, LLC
325,000
3.474%,  7/25/2026, Ser.
2021-6, Class A2
f,g
268,693
Radnor Re, Ltd.
1,626,126
7.089%,  (LIBOR 1M +
2.700%), 3/25/2028, Ser.
2018-1, Class M2
d,f
1,626,309
775,000
7.678%,  (SOFR30A +
3.750%), 9/25/2032, Ser.
2022-1, Class M1A
d,f
767,375
Residential Accredit Loans, Inc.
Trust
363,455
6.000%,  8/25/2035, Ser.
2005-QS10, Class 2A 301,186
228,671
6.000%,  1/25/2037, Ser.
2007-QS1, Class 1A1 173,132
225,746
6.250%,  4/25/2037, Ser.
2007-QS6, Class A6 179,043
Residential Asset Securitization
Trust
282,749
2.627%,  1/25/2034, Ser.
2004-IP1, Class A1
d
261,293
835,546
5.500%,  4/25/2035, Ser.
2005-A1, Class A3 783,284
Residential Funding Mortgage
Security I Trust
496,314
6.000%,  7/25/2037, Ser.
2007-S7, Class A20 377,348
ROC Securities Trust Series
900,000
2.487%,  8/25/2026, Ser.
2021-RTL1, Class A1
d,f
843,045
Sequoia Mortgage Trust
429,311
3.182%,  9/20/2046, Ser.
2007-1, Class 4A1
d
294,974
Principal
Amount Long-Term Fixed Income (63.1%) Value
Collateralized Mortgage Obligations (4.4%) -
continued
Starwood Mortgage Residential
Trust
$ 109,853
3.970%,  4/25/2060, Ser.
2020-2, Class A2
d,f
$ 109,508
Structured Adjustable Rate
Mortgage Loan Trust
163,533
3.688%,  7/25/2035, Ser.
2005-15, Class 4A1
d
138,311
Toorak Mortgage Corporation, Ltd.
564,193
2.734%,  3/25/2023, Ser.
2020-1, Class A1
f,g
544,929
Verus Securitization Trust
935,524
2.491%,  11/25/2066, Ser.
2021-8, Class A3
d,f
777,420
WaMu Mortgage Pass-Through
Certificates
154,170
2.422%,  5/25/2033, Ser.
2003-AR4, Class A7
d
145,544
Washington Mutual Mortgage
Pass-Through Certificates
270,773
6.000%,  3/25/2035, Ser.
2005-1, Class 2A 219,872
Total 30,085,431
Commercial Mortgage-Backed Securities (0.6%)
BANK 2021-BNK36
650,000
2.470%,  9/15/2064, Ser.
2021-BN36, Class A5 529,849
BANK 2021-BNK37
900,000
2.618%,  11/15/2064, Ser.
2021-BN37, Class A5
d
740,945
BANK 2022-BNK39
1,275,000
2.928%,  2/15/2055, Ser.
2022-BNK39, Class A4 1,075,852
BBCMS Mortgage Trust
1,264,111
0.740%,  2/15/2055, Ser.
2022-C14, Class XA
d,j
54,810
3,997,901
1.152%,  9/15/2055, Ser.
2022-C17, Class XA
d,j
322,910
625,000
2.689%,  11/15/2054, Ser.
2021-C12, Class A5 517,354
BFLD Trust
950,000
6.018%,  (LIBOR 1M +
1.700%), 10/15/2035, Ser.
2020-EYP, Class B
d,f
871,217
Silver Hill Trust
359,935
3.102%,  11/25/2049, Ser.
2019-1, Class A1
d,f
338,958
Total 4,451,895
Communications Services (2.6%)
Allen Media, LLC/Allen Media Co-
Issuer, Inc.
261,000 10.500%,  2/15/2028
f
99,180
Altice Financing SA
130,000 5.750%,  8/15/2029
f
102,253
Altice France SA
135,000 8.125%,  2/1/2027
f
122,969
156,000 5.125%,  7/15/2029
f
116,960
359,000 5.500%,  10/15/2029
f
273,748

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (63.1%) Value
Communications Services (2.6%) - continued
American Tower Corporation
$ 96,000 3.375%,  5/15/2024 $ 93,417
161,000 4.400%,  2/15/2026 156,883
96,000 1.450%,  9/15/2026 83,764
126,000 3.800%,  8/15/2029 114,304
AT&T, Inc.
288,000 4.300%,  2/15/2030 271,180
Cable One, Inc., Convertible
434,000 1.125%,  3/15/2028 322,462
CCO Holdings, LLC
285,000 5.500%,  5/1/2026
f
275,909
460,000 5.125%,  5/1/2027
f
428,752
195,000 5.000%,  2/1/2028
f
177,058
460,000 4.750%,  3/1/2030
f
396,711
329,000 4.750%,  2/1/2032
f
266,720
250,000 4.250%,  1/15/2034
f
184,511
Cengage Learning, Inc.
202,000 9.500%,  6/15/2024
f,h
192,657
Charter Communications
Operating, LLC
145,000 4.500%,  2/1/2024 143,288
104,000 4.908%,  7/23/2025 101,930
147,000 5.050%,  3/30/2029 138,303
Clear Channel Worldwide
Holdings, Inc.
239,000 5.125%,  8/15/2027
f
207,093
237,000 7.750%,  4/15/2028
f
173,012
Comcast Corporation
180,000 5.250%,  11/7/2025 182,358
97,000 2.350%,  1/15/2027 88,134
210,000 3.400%,  4/1/2030 191,487
Consolidated Communications,
Inc.
242,000 5.000%,  10/1/2028
f
178,467
86,000 6.500%,  10/1/2028
f
66,827
Crown Castle International
Corporation
133,000 2.900%,  3/15/2027 120,971
CSC Holdings, LLC
540,000 5.375%,  2/1/2028
f
435,375
253,000 6.500%,  2/1/2029
f
206,827
224,000 4.125%,  12/1/2030
f
158,106
Cumulus Media New Holdings,
Inc.
116,000 6.750%,  7/1/2026
f,h
97,440
Deutsche Telekom International
Finance BV
244,000 8.750%,  6/15/2030 287,739
DIRECTV Holdings, LLC
350,000 5.875%,  8/15/2027
f
313,131
DISH DBS Corporation
99,000 5.875%,  11/15/2024 91,994
136,000 5.250%,  12/1/2026
f
114,558
101,000 7.375%,  7/1/2028 71,458
184,000 5.750%,  12/1/2028
f
146,855
152,000 5.125%,  6/1/2029 98,057
Entercom Media Corporation
368,000 6.500%,  5/1/2027
f
69,237
Frontier Communications
Corporation
116,000 6.750%,  5/1/2029
f
95,962
Principal
Amount Long-Term Fixed Income (63.1%) Value
Communications Services (2.6%) - continued
Frontier Communications
Holdings, LLC
$ 322,000 5.875%,  10/15/2027
f
$ 299,000
73,000 8.750%,  5/15/2030
f
74,223
GCI, LLC
290,000 4.750%,  10/15/2028
f
243,623
Gray Escrow II, Inc.
706,000 5.375%,  11/15/2031
f
508,779
Gray Television, Inc.
270,000 4.750%,  10/15/2030
f
195,309
Hughes Satellite Systems
Corporation
150,000 6.625%,  8/1/2026 139,911
iHeartCommunications, Inc.
290,000 4.750%,  1/15/2028
f
236,159
Iliad Holding SASU
356,000 6.500%,  10/15/2026
f
330,174
Lamar Media Corporation
154,000 3.625%,  1/15/2031 127,316
LCPR Senior Secured Financing
DAC
225,000 6.750%,  10/15/2027
f
210,375
Level 3 Financing, Inc.
480,000 4.625%,  9/15/2027
f
399,600
285,000 4.250%,  7/1/2028
f
224,495
Liberty Interactive, LLC,
Convertible
245,000 1.750%,  9/30/2046
f
237,160
Lumen Technologies, Inc.
195,000 5.125%,  12/15/2026
f
169,513
Magallanes, Inc.
87,000 3.638%,  3/15/2025
f
82,734
230,000 4.054%,  3/15/2029
f
198,978
89,000 4.279%,  3/15/2032
f
73,315
Meta Platforms, Inc.
92,000 3.500%,  8/15/2027 85,744
Netflix, Inc.
190,000 4.875%,  4/15/2028 183,461
NTT Finance Corporation
117,000 1.162%,  4/3/2026
f
103,470
Omnicom Group, Inc.
147,000 4.200%,  6/1/2030 137,072
Paramount Global
125,000 6.375%,  3/30/2062
d
102,189
79,000 4.750%,  5/15/2025 77,774
Playtika Holding Corporation
248,000 4.250%,  3/15/2029
f
194,668
Radiate Holdco, LLC
155,000 6.500%,  9/15/2028
f
64,947
Rogers Communications, Inc.
50,000 5.250%,  3/15/2082
d,f
44,120
Scripps Escrow II, Inc.
111,000 3.875%,  1/15/2029
f
89,078
150,000 5.375%,  1/15/2031
f,h
120,226
Scripps Escrow, Inc.
185,000 5.875%,  7/15/2027
f
165,113
Sinclair Television Group, Inc.
474,000 5.500%,  3/1/2030
f
331,435
Sirius XM Radio, Inc.
375,000 5.000%,  8/1/2027
f
346,635
200,000 4.000%,  7/15/2028
f
174,060

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (63.1%) Value
Communications Services (2.6%) - continued
Sprint Capital Corporation
$ 464,000 6.875%,  11/15/2028 $ 481,604
431,000 8.750%,  3/15/2032 512,933
Sprint Corporation
447,000 7.625%,  2/15/2025 461,453
Take-Two Interactive Software, Inc.
183,000 3.300%,  3/28/2024 178,721
TEGNA, Inc.
418,000 4.625%,  3/15/2028 396,975
Telesat Canada
150,000 4.875%,  6/1/2027
f
67,367
55,000 6.500%,  10/15/2027
f
15,909
T-Mobile USA, Inc.
113,000 3.500%,  4/15/2025 108,673
40,000 2.875%,  2/15/2031 33,053
United States Cellular Corporation
250,000 6.700%,  12/15/2033 220,550
Uniti Group, Inc., Convertible
66,000 7.500%,  12/1/2027
f
60,885
Uniti Group, LP
366,000 4.750%,  4/15/2028
f
292,800
Univision Communications, Inc.
398,000 6.625%,  6/1/2027
f
383,994
Verizon Communications, Inc.
161,000 2.100%,  3/22/2028 139,728
147,000 3.150%,  3/22/2030 129,631
221,000 2.550%,  3/21/2031 181,741
194,000 2.355%,  3/15/2032 153,784
Vodafone Group plc
220,000 7.000%,  4/4/2079
d
221,195
VTR Finance NV
190,000 6.375%,  7/15/2028
f
72,256
VZ Secured Financing BV
398,000 5.000%,  1/15/2032
f
323,423
Walt Disney Company
80,000 3.800%,  3/22/2030 74,562
YPSO Finance BIS SA
122,000 10.500%,  5/15/2027
f
93,025
Total 18,032,965
Consumer Cyclical (3.7%)
1011778 B.C., ULC
440,000 4.375%,  1/15/2028
f
393,979
Allied Universal Holdco, LLC
150,000 6.625%,  7/15/2026
f
137,250
410,000 4.625%,  6/1/2028
f
338,631
135,000 6.000%,  6/1/2029
f
97,978
Allison Transmission, Inc.
410,000 3.750%,  1/30/2031
f
337,225
Amazon.com, Inc.
195,000 1.650%,  5/12/2028 167,407
98,000 1.500%,  6/3/2030 78,747
175,000 4.700%,  12/1/2032 173,220
American Axle & Manufacturing,
Inc.
480,000 6.500%,  4/1/2027
h
432,952
Arko Corporation
185,000 5.125%,  11/15/2029
f
145,262
Ashton Woods USA, LLC
180,000 4.625%,  8/1/2029
f
144,132
Principal
Amount Long-Term Fixed Income (63.1%) Value
Consumer Cyclical (3.7%) - continued
$ 50,000 4.625%,  4/1/2030
f
$ 40,130
Best Buy Company, Inc.
98,000 1.950%,  10/1/2030 77,542
Bloomin' Brands, Inc., Convertible
89,000 5.000%,  5/1/2025 161,312
Boyd Gaming Corporation
270,000 4.750%,  6/15/2031
f
234,900
Boyne USA, Inc.
210,000 4.750%,  5/15/2029
f
185,859
Brookfield Residential Properties,
Inc.
290,000 6.250%,  9/15/2027
f
257,549
Burlington Stores, Inc., Convertible
483,000 2.250%,  4/15/2025
h
555,450
Caesars Entertainment, Inc.
426,000 6.250%,  7/1/2025
f
413,934
145,000 8.125%,  7/1/2027
f
142,470
298,000 4.625%,  10/15/2029
f
242,515
Carnival Corporation
244,000 10.500%,  2/1/2026
f
245,161
246,000 7.625%,  3/1/2026
f
194,978
427,000 5.750%,  3/1/2027
f
304,895
112,000 4.000%,  8/1/2028
f
91,326
Cedar Fair, LP
125,000 5.375%,  4/15/2027 119,375
276,000 5.250%,  7/15/2029 247,862
Churchill Downs, Inc.
185,000 4.750%,  1/15/2028
f
165,551
Cinemark USA, Inc.
389,000 5.875%,  3/15/2026
f
324,020
Clarios Global, LP
140,000 8.500%,  5/15/2027
f
136,709
Cracker Barrel Old Country Store,
Inc., Convertible
183,000 0.625%,  6/15/2026 156,236
D.R. Horton, Inc.
56,000 2.600%,  10/15/2025 52,137
Daimler Finance North America,
LLC
150,000 1.450%,  3/2/2026
f
134,173
Dana, Inc.
305,000 5.625%,  6/15/2028 277,448
Empire Communities Corporation
196,000 7.000%,  12/15/2025
f
177,216
Expedia Group, Inc.
147,000 4.625%,  8/1/2027 141,025
146,000 3.250%,  2/15/2030 123,851
Expedia Group, Inc., Convertible
251,000 Zero Coupon,  2/15/2026 218,603
Ford Motor Company
445,000 3.250%,  2/12/2032 333,724
251,000 6.100%,  8/19/2032 231,763
Ford Motor Company, Convertible
669,000 Zero Coupon,  3/15/2026 631,201
Ford Motor Credit Company, LLC
290,000 2.300%,  2/10/2025 264,735
720,000 4.134%,  8/4/2025 673,913
580,000 2.700%,  8/10/2026 503,672
168,000 2.900%,  2/10/2029 134,192
Forestar Group, Inc.
185,000 3.850%,  5/15/2026
f
162,188

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (63.1%) Value
Consumer Cyclical (3.7%) - continued
FTI Consulting, Inc., Convertible
$ 375,000 2.000%,  8/15/2023 $ 589,875
General Motors Company
111,000 6.125%,  10/1/2025 112,966
147,000 6.800%,  10/1/2027 152,583
General Motors Financial
Company, Inc.
233,000 3.950%,  4/13/2024 228,409
83,000 1.200%,  10/15/2024 76,839
43,000 2.900%,  2/26/2025 40,728
111,000 2.750%,  6/20/2025 103,907
196,000 5.700%,  9/30/2030
d,i
165,889
Goodyear Tire & Rubber Company
185,000 5.000%,  7/15/2029
h
154,318
135,000 5.250%,  7/15/2031 110,422
Guitar Center Escrow Issuer II, Inc.
89,000 8.500%,  1/15/2026
f
73,145
Hanesbrands, Inc.
257,000 4.875%,  5/15/2026
f
229,648
Hilton Domestic Operating
Company, Inc.
495,000 4.875%,  1/15/2030 448,574
114,000 3.625%,  2/15/2032
f
91,291
Hilton Grand Vacations Borrower
Escrow, LLC
365,000 5.000%,  6/1/2029
f
313,900
Home Depot, Inc.
137,000 3.250%,  4/15/2032 121,734
Hyundai Capital America
78,000 1.800%,  10/15/2025
f
70,155
147,000 3.000%,  2/10/2027
f,h
131,921
94,000 2.100%,  9/15/2028
f
77,150
International Game Technology plc
347,000 5.250%,  1/15/2029
f
323,355
Jacobs Entertainment, Inc.
158,000 6.750%,  2/15/2029
f
142,616
KB Home
240,000 4.800%,  11/15/2029 208,702
Kohl's Corporation
81,000 3.375%,  5/1/2031 56,778
L Brands, Inc.
420,000 6.625%,  10/1/2030
f
394,129
100,000 6.875%,  11/1/2035 88,890
Lennar Corporation
58,000 5.875%,  11/15/2024 58,250
110,000 4.750%,  5/30/2025 109,297
Lowe's Companies, Inc.
144,000 4.000%,  4/15/2025 141,196
219,000 4.500%,  4/15/2030 209,879
Macy's Retail Holdings, LLC
270,000 5.875%,  4/1/2029
f
239,059
Magic MergerCo, Inc.
189,000 5.250%,  5/1/2028
f
152,056
Marriott International, Inc.
93,000 5.000%,  10/15/2027 91,766
146,000 4.625%,  6/15/2030 136,235
Marriott Vacations Worldwide
Corporation,  Convertible
375,000 Zero Coupon,  1/15/2026 365,625
Mattamy Group Corporation
218,000 5.250%,  12/15/2027
f
193,330
Principal
Amount Long-Term Fixed Income (63.1%) Value
Consumer Cyclical (3.7%) - continued
McDonald's Corporation
$ 119,000 3.800%,  4/1/2028 $ 113,867
MGM Resorts International
575,000 5.750%,  6/15/2025 558,829
NCL Corporation, Ltd.
294,000 3.625%,  12/15/2024
f
251,181
78,000 5.875%,  3/15/2026
f
61,267
118,000 5.875%,  2/15/2027
f
102,223
Nissan Motor Company, Ltd.
116,000 3.043%,  9/15/2023
f
113,653
Nordstrom, Inc.
130,000 4.250%,  8/1/2031 92,963
O'Reilly Automotive, Inc.
128,000 3.900%,  6/1/2029 119,165
PENN Entertainment, Inc.
270,000 4.125%,  7/1/2029
f
213,301
PetSmart, Inc./PetSmart Finance
Corporation
370,000 4.750%,  2/15/2028
f
335,038
260,000 7.750%,  2/15/2029
f
244,190
Prime Security Services Borrower,
LLC/Prime Finance, Inc.
480,000 5.750%,  4/15/2026
f
462,000
213,000 6.250%,  1/15/2028
f
193,864
Realogy Group, LLC
350,000 5.750%,  1/15/2029
f
264,736
Royal Caribbean Cruises, Ltd.
118,000 11.500%,  6/1/2025
f
126,555
403,000 4.250%,  7/1/2026
f
325,764
282,000 9.250%,  1/15/2029
f,h
289,783
Scientific Games International, Inc.
350,000 7.250%,  11/15/2029
f
336,000
33,000 6.625%,  3/1/2030
f
27,875
SeaWorld Parks and
Entertainment, Inc.
115,000 5.250%,  8/15/2029
f
100,130
Six Flags Theme Parks, Inc.
96,000 7.000%,  7/1/2025
f
96,654
Staples, Inc.
224,000 7.500%,  4/15/2026
f
192,792
203,000 10.750%,  4/15/2027
f,h
146,180
Station Casinos, LLC
216,000 4.625%,  12/1/2031
f
173,269
Tapestry, Inc.
92,000 3.050%,  3/15/2032 71,604
Target Corporation
98,000 2.350%,  2/15/2030 83,186
Toyota Motor Credit Corporation
128,000 1.900%,  4/6/2028 111,294
Travel + Leisure Company
196,000 6.625%,  7/31/2026
f
191,739
Tripadvisor, Inc.
58,000 7.000%,  7/15/2025
f
57,306
Uber Technologies, Inc.
210,000 6.250%,  1/15/2028
f,h
201,600
Vail Resorts, Inc., Convertible
448,000 Zero Coupon,  1/1/2026
h
415,520
VICI Properties, LP/VICI Note
Company, Inc.
308,000 4.625%,  6/15/2025
f
295,295
326,000 5.750%,  2/1/2027
f
317,772

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (63.1%) Value
Consumer Cyclical (3.7%) - continued
$ 232,000 3.750%,  2/15/2027
f
$ 210,597
Viking Cruises, Ltd.
171,000 5.875%,  9/15/2027
f
139,393
Volkswagen Group of America
Finance, LLC
200,000 4.250%,  11/13/2023
f
198,043
56,000 3.350%,  5/13/2025
f
53,480
Wabash National Corporation
298,000 4.500%,  10/15/2028
f
253,773
Walmart, Inc.
186,000 3.950%,  9/9/2027 183,431
Wyndham Hotels & Resorts, Inc.
150,000 4.375%,  8/15/2028
f
134,580
Yum! Brands, Inc.
390,000 4.750%,  1/15/2030
f
357,825
Total 25,226,732
Consumer Non-Cyclical (3.1%)
1375209 BC, Ltd.
192,000 9.000%,  1/30/2028
f
186,960
Abbott Laboratories
272,000 1.400%,  6/30/2030 216,066
AbbVie, Inc.
457,000 3.600%,  5/14/2025 442,900
Albertson's Companies, Inc.
364,000 4.625%,  1/15/2027
f
338,109
397,000 3.500%,  3/15/2029
f
333,079
Altria Group, Inc.
98,000 4.800%,  2/14/2029 94,034
Anheuser-Busch InBev Worldwide,
Inc.
183,000 4.000%,  4/13/2028 174,173
195,000 4.750%,  1/23/2029 192,483
Aramark Services, Inc.
373,000 5.000%,  2/1/2028
f
347,985
AstraZeneca Finance, LLC
195,000 1.750%,  5/28/2028 167,378
AstraZeneca plc
194,000 0.700%,  4/8/2026 170,550
Avantor Funding, Inc.
236,000 4.625%,  7/15/2028
f
214,439
B&G Foods, Inc.
116,000 5.250%,  9/15/2027 88,959
BAT Capital Corporation
93,000 7.750%,  10/19/2032 100,028
BAT International Finance plc
111,000 1.668%,  3/25/2026 98,352
Bausch Health Companies, Inc.
109,000 5.500%,  11/1/2025
f,h
92,597
238,000 4.875%,  6/1/2028
f
151,378
266,000 11.000%,  9/30/2028
f
207,439
Baxter International, Inc.
92,000 2.539%,  2/1/2032 73,084
Becton, Dickinson and Company
147,000 2.823%,  5/20/2030 126,164
BioMarin Pharmaceutical, Inc.,
Convertible
499,000 1.250%,  5/15/2027
h
536,206
Bio-Rad Laboratories, Inc.
133,000 3.300%,  3/15/2027 122,914
Principal
Amount Long-Term Fixed Income (63.1%) Value
Consumer Non-Cyclical (3.1%) - continued
Bristol-Myers Squibb Company
$ 135,000 2.950%,  3/15/2032 $ 117,446
Bunge, Ltd. Finance Corporation
196,000 2.750%,  5/14/2031 160,862
Cargill, Inc.
172,000 2.125%,  11/10/2031
f
135,782
Central Garden & Pet Company
350,000 4.125%,  10/15/2030 287,491
Cheplapharm Arzneimittel GmbH
40,000 5.500%,  1/15/2028
f
33,448
Chobani, LLC/Chobani Finance
Corporation, Inc.
285,000 4.625%,  11/15/2028
f
248,124
Community Health Systems, Inc.
59,000 8.000%,  12/15/2027
f
53,400
200,000 6.000%,  1/15/2029
f
167,296
220,000 6.875%,  4/15/2029
f
113,072
Conagra Brands, Inc.
118,000 4.300%,  5/1/2024 116,375
Constellation Brands, Inc.
195,000 3.150%,  8/1/2029 170,889
Coty, Inc.
221,000 5.000%,  4/15/2026
f
209,568
CVS Health Corporation
77,000 4.300%,  3/25/2028 74,478
Diageo Capital plc
79,000 1.375%,  9/29/2025 72,435
97,000 2.000%,  4/29/2030 79,674
Edgewell Personal Care Company
200,000 5.500%,  6/1/2028
f
187,046
Embecta Corporation
91,000 6.750%,  2/15/2030
f
82,128
Encompass Health Corporation
445,000 4.500%,  2/1/2028 404,238
Energizer Holdings, Inc.
335,000 4.375%,  3/31/2029
f
284,097
Estee Lauder Companies, Inc.
81,000 1.950%,  3/15/2031 65,508
Gilead Sciences, Inc.
147,000 2.950%,  3/1/2027 136,750
HCA, Inc.
485,000 5.375%,  2/1/2025 484,413
184,000 5.875%,  2/1/2029 183,425
HFC Prestige Products, Inc.
348,000 4.750%,  1/15/2029
f
314,940
HLF Financing SARL, LLC
506,000 4.875%,  6/1/2029
f
348,518
Imperial Brands Finance plc
105,000 3.125%,  7/26/2024
f
100,378
Ionis Pharmaceuticals, Inc.,
Convertible
282,000 0.125%,  12/15/2024 256,084
234,000 Zero Coupon,  4/1/2026 216,011
Jazz Investments I, Ltd.,
Convertible
515,000 2.000%,  6/15/2026 612,206
Jazz Securities DAC
155,000 4.375%,  1/15/2029
f
138,128

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (63.1%) Value
Consumer Non-Cyclical (3.1%) - continued
JBS USA LUX SA/JBS USA Food
Company/JBS USA Finance,
Inc.
$ 231,000 2.500%,  1/15/2027
f
$ 202,060
114,000 3.625%,  1/15/2032
f
92,340
Johnson & Johnson
257,000 4.375%,  12/5/2033 252,665
Kraft Heinz Foods Company
230,000 3.875%,  5/15/2027 219,741
Kroger Company
80,000 4.500%,  1/15/2029 77,049
Lamb Weston Holdings, Inc.
164,000 4.125%,  1/31/2030
f
144,845
Mattel, Inc.
647,000 3.375%,  4/1/2026
f
594,855
McKesson Corporation
111,000 0.900%,  12/3/2025 98,563
95,000 1.300%,  8/15/2026 83,546
Mozart Debt Merger Sub, Inc.
269,000 3.875%,  4/1/2029
f
216,803
184,000 5.250%,  10/1/2029
f
146,146
Mylan, Inc.
73,000 4.200%,  11/29/2023 72,250
Newell Brands, Inc.
230,000 4.450%,  4/1/2026 216,383
Organon & Company
274,000 4.125%,  4/30/2028
f
242,600
Owens & Minor, Inc.
197,000 6.625%,  4/1/2030
f
169,302
PepsiCo, Inc.
175,000 3.600%,  2/18/2028 167,549
183,000 1.950%,  10/21/2031 147,876
Performance Food Group, Inc.
173,000 4.250%,  8/1/2029
f
149,925
Perrigo Finance Unlimited
Company
445,000 4.375%,  3/15/2026 412,778
Philip Morris International, Inc.
93,000 5.625%,  11/17/2029 94,347
93,000 5.750%,  11/17/2032 94,807
Pilgrim's Pride Corporation
267,000 3.500%,  3/1/2032
f
208,928
Post Holdings, Inc.
253,000 5.750%,  3/1/2027
f
244,671
113,000 5.625%,  1/15/2028
f
106,372
106,000 5.500%,  12/15/2029
f
95,921
229,000 4.500%,  9/15/2031
f
192,511
Post Holdings, Inc., Convertible
582,000 2.500%,  8/15/2027
f
611,216
Primo Water Holdings, Inc.
237,000 4.375%,  4/30/2029
f
204,671
Procter & Gamble Company
81,000 1.200%,  10/29/2030 63,554
Roche Holdings, Inc.
93,000 1.930%,  12/13/2028
f
79,476
136,000 2.076%,  12/13/2031
f
110,645
Royalty Pharma plc
222,000 1.200%,  9/2/2025 198,677
Scotts Miracle-Gro Company
176,000 4.500%,  10/15/2029 142,560
Principal
Amount Long-Term Fixed Income (63.1%) Value
Consumer Non-Cyclical (3.1%) - continued
SEG Holding, LLC
$ 400,000 5.625%,  10/15/2028
f
$ 376,000
Simmons Foods, Inc.
412,000 4.625%,  3/1/2029
f
335,390
Spectrum Brands, Inc.
240,000 5.000%,  10/1/2029
f
207,702
150,000 5.500%,  7/15/2030
f
132,380
Stryker Corporation
159,000 3.650%,  3/7/2028 151,044
Syneos Health, Inc.
310,000 3.625%,  1/15/2029
f
246,867
Sysco Corporation
84,000 5.950%,  4/1/2030 86,936
Takeda Pharmaceutical Company,
Ltd.
161,000 5.000%,  11/26/2028 159,627
Tenet Healthcare Corporation
99,000 4.625%,  7/15/2024 96,550
195,000 6.250%,  2/1/2027
f
187,299
805,000 5.125%,  11/1/2027
f
748,843
140,000 6.125%,  10/1/2028
f
125,345
Teva Pharmaceutical Finance
Netherlands III BV
572,000 3.150%,  10/1/2026 500,214
Thermo Fisher Scientific, Inc.
92,000 4.950%,  11/21/2032 93,297
Topgolf Callaway Brands
Corporation, Convertible
216,000 2.750%,  5/1/2026 280,935
TreeHouse Foods, Inc.
312,000 4.000%,  9/1/2028 265,200
United Natural Foods, Inc.
189,000 6.750%,  10/15/2028
f
181,596
Winnebago Industries, Inc.,
Convertible
257,000 1.500%,  4/1/2025 269,529
Zoetis, Inc.
216,000 3.900%,  8/20/2028 205,175
Total 21,135,048
Energy (2.9%)
Antero Resources Corporation
227,000 5.375%,  3/1/2030
f
210,454
Archrock Partners, LP/Archrock
Partners Finance Corporation
340,000 6.250%,  4/1/2028
f
311,104
Blue Racer Midstream, LLC/Blue
Racer Finance Corporation
74,000 7.625%,  12/15/2025
f
73,449
157,000 6.625%,  7/15/2026
f
151,971
BP Capital Markets America, Inc.
235,000 4.234%,  11/6/2028 227,682
BP Capital Markets plc
240,000 4.875%,  3/22/2030
d,i
210,000
Buckeye Partners, LP
280,000 3.950%,  12/1/2026 250,516
Callon Petroleum Company
225,000 8.250%,  7/15/2025 223,875
125,000 7.500%,  6/15/2030
f
114,375
Canadian Natural Resources, Ltd.
210,000 2.050%,  7/15/2025 195,371

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (63.1%) Value
Energy (2.9%) - continued
Cheniere Corpus Christi Holdings,
LLC
$ 156,000 5.875%,  3/31/2025 $ 156,948
Cheniere Energy Partners, LP
97,000 4.500%,  10/1/2029 87,224
207,000 3.250%,  1/31/2032 164,504
Cheniere Energy, Inc.
303,000 4.625%,  10/15/2028 273,872
Chesapeake Energy Corporation
408,000 6.750%,  4/15/2029
f
397,229
CNX Resources Corporation
175,000 6.000%,  1/15/2029
f
161,025
CNX Resources Corporation,
Convertible
307,000 2.250%,  5/1/2026 450,062
Comstock Resources, Inc.
230,000 5.875%,  1/15/2030
f
197,731
Continental Resources, Inc.
147,000 4.375%,  1/15/2028 134,690
90,000 5.750%,  1/15/2031
f
83,777
CQP Holdco, LP/BIP-V Chinnok
Holdco, LLC
217,000 5.500%,  6/15/2031
f
189,552
CrownRock Finance, Inc.
275,000 5.625%,  10/15/2025
f
265,375
Devon Energy Corporation
163,000 4.500%,  1/15/2030 151,752
Diamondback Energy, Inc.
49,000 3.125%,  3/24/2031 40,575
DT Midstream, Inc.
275,000 4.125%,  6/15/2029
f
236,255
90,000 4.375%,  6/15/2031
f
75,501
Enbridge, Inc.
300,000 7.375%,  1/15/2083
d
290,728
182,000 7.625%,  1/15/2083
d
179,509
98,000 3.700%,  7/15/2027 91,736
134,000 6.250%,  3/1/2078
d
121,910
Endeavor Energy Resources, LP
261,000 5.750%,  1/30/2028
f
249,913
Enerflex, Ltd.
155,000 9.000%,  10/15/2027
f
154,573
Energy Transfer, LP
90,000 4.200%,  9/15/2023 89,435
271,000 5.875%,  1/15/2024 271,682
210,000 6.500%,  11/15/2026
d,i
180,600
147,000 3.750%,  5/15/2030 129,608
EnLink Midstream Partners, LP
310,000 4.850%,  7/15/2026 291,409
Enterprise Products Operating,
LLC
97,000 4.150%,  10/16/2028 91,850
215,000
7.630%,  (LIBOR 3M +
2.986%), 8/16/2077
d
194,589
EQM Midstream Partners, LP
196,000 4.750%,  1/15/2031
f
160,230
EQT Corporation
93,000 3.900%,  10/1/2027 85,854
EQT Corporation, Convertible
207,000 1.750%,  5/1/2026 480,654
Equinor ASA
70,000 2.875%,  4/6/2025 67,075
Principal
Amount Long-Term Fixed Income (63.1%) Value
Energy (2.9%) - continued
Ferrellgas, LP
$ 196,000 5.375%,  4/1/2026
f
$ 178,291
Halliburton Company
98,000 2.920%,  3/1/2030 84,017
Harvest Midstream, LP
453,000 7.500%,  9/1/2028
f
432,361
Hess Corporation
74,000 3.500%,  7/15/2024 71,845
Hess Midstream Operations, LP
250,000 5.625%,  2/15/2026
f
243,521
138,000 5.500%,  10/15/2030
f
126,250
Hilcorp Energy I, LP/Hilcorp
Finance Company
300,000 5.750%,  2/1/2029
f
267,020
239,000 6.250%,  4/15/2032
f
206,237
Holly Energy Partners, LP/Holly
Energy Finance Corporation
168,000 6.375%,  4/15/2027
f
165,059
Howard Midstream Energy
Partners, LLC
289,000 6.750%,  1/15/2027
f
277,020
ITT Holdings, LLC
265,000 6.500%,  8/1/2029
f
223,167
Laredo Petroleum, Inc.
450,000 7.750%,  7/31/2029
f
405,038
Marathon Oil Corporation
98,000 4.400%,  7/15/2027 93,587
Marathon Petroleum Corporation
238,000 4.700%,  5/1/2025 234,361
MEG Energy Corporation
253,000 7.125%,  2/1/2027
f
258,033
MPLX, LP
180,000 6.875%,  2/15/2023
d,i
177,300
243,000 1.750%,  3/1/2026 216,603
Murphy Oil Corporation
280,000 5.875%,  12/1/2027 269,441
Nabors Industries, Ltd.
350,000 7.250%,  1/15/2026
f
329,840
National Fuel Gas Company
195,000 5.500%,  1/15/2026 193,996
New Fortress Energy, Inc.
120,000 6.750%,  9/15/2025
f
113,496
NuStar Logistics, LP
360,000 5.750%,  10/1/2025 346,080
Oasis Petroleum, Inc.
230,000 6.375%,  6/1/2026
f
224,004
Occidental Petroleum Corporation
95,000 8.500%,  7/15/2027 102,297
137,000 6.375%,  9/1/2028 138,279
200,000 6.450%,  9/15/2036 204,000
ONEOK, Inc.
146,000 2.200%,  9/15/2025 134,139
Ovintiv Exploration, Inc.
120,000 5.375%,  1/1/2026 118,802
Permian Resources Operating,
LLC, Convertible
79,000 3.250%,  4/1/2028 133,391
Pioneer Natural Resources
Company
120,000 1.900%,  8/15/2030 93,974

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (63.1%) Value
Energy (2.9%) - continued
Pioneer Natural Resources
Company, Convertible
$ 186,000 0.250%,  5/15/2025 $ 433,752
Plains All American Pipeline, LP
110,000
8.716%,  (LIBOR 3M +
4.110%), 2/3/2023
d,i
94,600
206,000 4.650%,  10/15/2025 201,576
Precision Drilling Corporation
230,000 6.875%,  1/15/2029
f
214,132
Range Resources Corporation
237,000 4.750%,  2/15/2030
f,h
208,822
Sabine Pass Liquefaction, LLC
147,000 4.200%,  3/15/2028 138,176
Schlumberger Holdings
Corporation
61,000 4.300%,  5/1/2029
f
57,279
SM Energy Company
226,000 6.625%,  1/15/2027
h
217,688
135,000 6.500%,  7/15/2028
h
129,434
Southwestern Energy Company
153,000 5.375%,  2/1/2029 141,840
204,000 5.375%,  3/15/2030 186,052
135,000 4.750%,  2/1/2032 115,370
Suburban Propane Partners, LP
245,000 5.875%,  3/1/2027 232,799
Sunoco, LP
370,000 5.875%,  3/15/2028 350,405
Tallgrass Energy Partners LP/
Tallgrass Energy Finance
Corporation
464,000 5.500%,  1/15/2028
f
411,494
Targa Resources Partners, LP
233,000 4.875%,  2/1/2031 210,387
Teine Energy, Ltd.
190,000 6.875%,  4/15/2029
f
170,525
TransCanada Trust
468,000 5.875%,  8/15/2076
d
444,875
Transocean Proteus, Ltd.
72,000 6.250%,  12/1/2024
f,h
70,925
Transocean, Inc.
180,000 11.500%,  1/30/2027
f
180,450
USA Compression Partners, LP
264,000 6.875%,  4/1/2026 253,253
Valero Energy Corporation
185,000 2.800%,  12/1/2031 150,779
Venture Global Calcasieu Pass,
LLC
273,000 3.875%,  8/15/2029
f
238,875
160,000 4.125%,  8/15/2031
f
136,319
W&T Offshore, Inc.
116,000 9.750%,  11/1/2023
f
113,946
Weatherford International, Ltd.
297,000 8.625%,  4/30/2030
f
285,212
Western Midstream Operating, LP
365,000 3.950%,  6/1/2025 345,494
160,000 5.500%,  8/15/2048 132,796
Williams Companies, Inc.
98,000 2.600%,  3/15/2031 79,307
Total 20,174,235
Principal
Amount Long-Term Fixed Income (63.1%) Value
Financials (8.3%)
Acrisure, LLC/Acrisure Finance,
Inc.
$ 156,000 7.000%,  11/15/2025
f
$ 143,335
AerCap Holdings NV
220,000 5.875%,  10/10/2079
d
200,299
AerCap Ireland Capital DAC/
AerCap Global Aviation Trust
90,000 3.150%,  2/15/2024 86,999
150,000 6.500%,  7/15/2025 151,992
254,000 3.000%,  10/29/2028 212,795
Air Lease Corporation
114,000 2.300%,  2/1/2025 106,137
220,000 4.650%,  6/15/2026
d,i
183,858
98,000 3.125%,  12/1/2030 81,212
Aircastle, Ltd.
205,000 5.250%,  6/15/2026
d,f,i
157,850
98,000 2.850%,  1/26/2028
f
80,150
Alliant Holdings Intermediate, LLC
148,000 6.750%,  10/15/2027
f
133,031
Ally Financial, Inc.
408,000 5.750%,  11/20/2025 395,249
440,000 4.700%,  5/15/2026
d,i
294,250
98,000 8.000%,  11/1/2031 101,170
American Express Company
127,000 3.950%,  8/1/2025 124,414
190,000 3.550%,  9/15/2026
d,i
156,085
135,000 2.550%,  3/4/2027 122,810
46,000 5.850%,  11/5/2027 47,887
American Homes 4 Rent, LP
97,000 2.375%,  7/15/2031 74,819
AmWINS Group, Inc.
180,000 4.875%,  6/30/2029
f
152,666
Aon Corporation/Aon Global
Holdings plc
92,000 2.600%,  12/2/2031 75,091
Ares Capital Corporation
57,000 4.250%,  3/1/2025 54,025
191,000 2.150%,  7/15/2026 161,714
Ares Capital Corporation,
Convertible
133,000 4.625%,  3/1/2024 141,063
Australia and New Zealand
Banking Group, Ltd.
216,000 2.950%,  7/22/2030
d,f
195,272
Aviation Capital Group, LLC
150,000 5.500%,  12/15/2024
f
147,335
96,000 4.875%,  10/1/2025
f
90,463
Avolon Holdings Funding, Ltd.
195,000 4.250%,  4/15/2026
f
176,778
BAC Capital Trust XIV
248,000
5.169%,  (LIBOR 3M +
0.400%), 1/19/2023
d,i
189,799
Banco Santander Mexico SA
67,000 5.375%,  4/17/2025
f
66,297
Banco Santander SA
165,000 4.750%,  11/12/2026
d,i
133,607
Bank of America Corporation
328,000 3.550%,  3/5/2024
d
326,765
244,000 4.200%,  8/26/2024 240,225
800,000 6.250%,  9/5/2024
d,i
768,289
113,000 3.458%,  3/15/2025
d
110,001
240,000 6.100%,  3/17/2025
d,i
231,600

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (63.1%) Value
Financials (8.3%) - continued
$ 279,000 1.319%,  6/19/2026
d
$ 251,238
230,000 4.375%,  1/27/2027
d,i
194,794
225,000 6.125%,  4/27/2027
d,i
220,781
145,000 1.734%,  7/22/2027
d
127,037
186,000 4.376%,  4/27/2028
d
177,876
294,000 3.593%,  7/21/2028
d
270,653
127,000 4.948%,  7/22/2028
d
124,036
392,000 3.974%,  2/7/2030
d
356,026
196,000 2.687%,  4/22/2032
d
156,875
144,000 2.572%,  10/20/2032
d
112,781
179,000 2.972%,  2/4/2033
d
144,206
92,000 3.846%,  3/8/2037
d
76,182
Bank of Montreal
139,000 4.700%,  9/14/2027
h
137,537
92,000 3.088%,  1/10/2037
d
69,562
Bank of New York Mellon
Corporation
120,000 4.700%,  9/20/2025
d,i
115,216
127,000 4.596%,  7/26/2030
d
122,593
Bank of Nova Scotia
140,000 5.250%,  12/6/2024 140,258
360,000 4.900%,  6/4/2025
d,i
345,150
98,000 1.050%,  3/2/2026 86,654
Barclays plc
283,000 4.338%,  5/16/2024
d
281,030
111,000 4.375%,  9/11/2024 108,425
134,000 2.852%,  5/7/2026
d
124,516
200,000 4.375%,  3/15/2028
d,i
152,500
85,000 5.501%,  8/9/2028
d
82,326
145,000 4.972%,  5/16/2029
d
136,174
Berkshire Hathaway Finance
Corporation
279,000 2.875%,  3/15/2032 241,694
Blackstone Mortgage Trust, Inc.,
Convertible
143,000 5.500%,  3/15/2027 122,176
Blackstone Private Credit Fund
139,000 4.000%,  1/15/2029 114,679
BNP Paribas SA
141,000 2.819%,  11/19/2025
d,f
133,566
122,000 3.132%,  1/20/2033
d,f
96,327
Boston Properties, LP
98,000 2.550%,  4/1/2032 74,505
BPCE SA
114,000 2.375%,  1/14/2025
f
106,325
Brixmor Operating Partnership, LP
159,000 2.250%,  4/1/2028 131,214
Brookfield Property REIT, Inc.
78,000 5.750%,  5/15/2026
f
71,250
Canadian Imperial Bank of
Commerce
127,000 3.945%,  8/4/2025 124,038
90,000 3.600%,  4/7/2032 79,313
Capital One Bank USA NA
171,000 2.280%,  1/28/2026
d
159,705
Capital One Financial Corporation
110,000 3.950%,  9/1/2026
d,i
86,392
135,000 3.273%,  3/1/2030
d
115,421
Centene Corporation
290,000 4.250%,  12/15/2027 271,980
60,000 4.625%,  12/15/2029 54,830
805,000 3.000%,  10/15/2030 659,898
Principal
Amount Long-Term Fixed Income (63.1%) Value
Financials (8.3%) - continued
Charles Schwab Corporation
$ 440,000 5.375%,  6/1/2025
d,i
$ 430,320
440,000 4.000%,  6/1/2026
d,i
381,700
126,000 2.000%,  3/20/2028 110,745
91,000 2.900%,  3/3/2032 77,331
Citigroup, Inc.
480,000 5.950%,  4/30/2023
d,i
475,320
286,000 5.000%,  9/12/2024
d,i
254,544
141,000 3.352%,  4/24/2025
d
136,725
91,000 5.950%,  5/15/2025
d,i
81,964
274,000 5.500%,  9/13/2025 275,677
230,000 4.000%,  12/10/2025
d,i
200,358
575,000 3.875%,  2/18/2026
d,i
490,188
180,000 4.150%,  11/15/2026
d,i
146,957
338,000 1.122%,  1/28/2027
d
294,562
194,000 1.462%,  6/9/2027
d
168,277
172,000 3.070%,  2/24/2028
d
155,063
391,000 4.075%,  4/23/2029
d
359,785
144,000 4.910%,  5/24/2033
d
134,846
Citizens Financial Group, Inc.
205,000 4.000%,  10/6/2026
d,i
164,566
CNA Financial Corporation
126,000 3.950%,  5/15/2024 123,783
Coinbase Global, Inc.
78,000 3.625%,  10/1/2031
f
37,566
Coinbase Global, Inc., Convertible
469,000 0.500%,  6/1/2026 264,909
Comerica, Inc.
120,000 5.625%,  7/1/2025
d,i
115,788
Commerzbank AG
180,000 8.125%,  9/19/2023
f
181,402
Commonwealth Bank of Australia
117,000 2.688%,  3/11/2031
f
90,146
Cooperatieve Rabobank UA
111,000 1.339%,  6/24/2026
d,f
99,803
Corebridge Financial, Inc.
136,000 6.875%,  12/15/2052
d,f
125,669
137,000 3.850%,  4/5/2029
f
124,781
Corporate Office Properties, LP
192,000 2.250%,  3/15/2026 168,331
Credit Acceptance Corporation
310,000 5.125%,  12/31/2024
*
291,332
Credit Agricole SA
196,000 8.125%,  12/23/2025
d,f,i
198,430
200,000 4.750%,  3/23/2029
d,f,i
160,284
98,000 3.250%,  1/14/2030
f
80,096
Credit Suisse Group AG
160,000 6.500%,  8/8/2023
f
154,720
110,000 7.500%,  12/11/2023
d,f,i
95,700
117,000 2.593%,  9/11/2025
d,f
103,435
110,000 7.250%,  9/12/2025
d,f,i
79,074
169,000 2.193%,  6/5/2026
d,f
144,342
200,000 9.750%,  6/23/2027
d,f,i
174,213
191,000 3.869%,  1/12/2029
d,f
153,096
Dai-ichi Life Insurance Company,
Ltd.
473,000 5.100%,  10/28/2024
d,f,i
461,095
Deutsche Bank AG
332,000 2.129%,  11/24/2026
d
292,893
150,000 2.311%,  11/16/2027
d
127,182
78,000 4.296%,  5/24/2028
d
73,380

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (63.1%) Value
Financials (8.3%) - continued
$ 136,000 3.742%,  1/7/2033
d
$ 96,584
Discover Bank
196,000 4.682%,  8/9/2028
d
188,117
Discover Financial Services
46,000 6.700%,  11/29/2032 46,758
Drawbridge Special Opportunities
Fund, LP
410,000 3.875%,  2/15/2026
f
369,533
Elevance Health, Inc.
133,000 5.350%,  10/15/2025 134,472
257,000 2.550%,  3/15/2031 215,913
EPR Properties
143,000 3.600%,  11/15/2031 103,604
Fifth Third Bancorp
240,000 4.500%,  9/30/2025
d,i
222,964
86,000 4.772%,  7/28/2030
d
82,020
Fifth Third Bank NA
97,000 3.850%,  3/15/2026 92,461
First Horizon Bank
146,000 5.750%,  5/1/2030 141,533
First-Citizens Bank & Trust
Company
194,000 6.125%,  3/9/2028 197,157
FNB Corporation
229,000 2.200%,  2/24/2023 227,848
Fortress Transportation and
Infrastructure Investors, LLC
219,000 6.500%,  10/1/2025
f
205,905
98,000 9.750%,  8/1/2027
f
98,245
FS KKR Capital Corporation
96,000 3.400%,  1/15/2026 85,128
97,000 2.625%,  1/15/2027 80,979
Genworth Mortgage Holdings, Inc.
149,000 6.500%,  8/15/2025
f
146,223
Global Net Lease, Inc.
390,000 3.750%,  12/15/2027
f
322,498
goeasy, Ltd.
78,000 5.375%,  12/1/2024
f
74,825
Goldman Sachs Group, Inc.
623,000 5.500%,  8/10/2024
d,h,i
603,983
132,000 5.700%,  11/1/2024 133,571
142,000 4.400%,  2/10/2025
d,h,i
118,644
111,000 3.500%,  4/1/2025 106,742
167,000 4.250%,  10/21/2025 162,983
166,000 0.855%,  2/12/2026
d
150,101
124,000 3.650%,  8/10/2026
d,i
100,130
188,000 4.125%,  11/10/2026
d,i
156,492
173,000 1.948%,  10/21/2027
d
151,269
92,000 2.640%,  2/24/2028
d
81,915
185,000 4.482%,  8/23/2028
d
177,307
196,000 3.814%,  4/23/2029
d
179,031
98,000 3.800%,  3/15/2030 88,100
98,000 2.615%,  4/22/2032
d
78,154
97,000 2.383%,  7/21/2032
d
75,263
Hartford Financial Services Group,
Inc.
98,000 2.800%,  8/19/2029 83,896
HAT Holdings I, LLC/HAT Holdings
II, LLC, Convertible
140,000 Zero Coupon,  5/1/2025
f
128,184
HSBC Holdings plc
109,000 3.803%,  3/11/2025
d
105,962
Principal
Amount Long-Term Fixed Income (63.1%) Value
Financials (8.3%) - continued
$ 110,000 6.375%,  3/30/2025
d,i
$ 106,599
141,000 2.633%,  11/7/2025
d
132,418
133,000 1.589%,  5/24/2027
d
114,674
200,000 2.251%,  11/22/2027
d
173,209
273,000 4.583%,  6/19/2029
d
251,331
360,000 4.600%,  12/17/2030
d,i
280,074
117,000 2.804%,  5/24/2032
d
90,520
HUB International, Ltd.
107,000 7.000%,  5/1/2026
f
104,752
184,000 5.625%,  12/1/2029
f
160,702
Huntington Bancshares, Inc.
360,000 4.450%,  10/15/2027
d,i
322,040
Icahn Enterprises, LP
280,000 4.750%,  9/15/2024 268,450
275,000 6.375%,  12/15/2025 266,695
200,000 6.250%,  5/15/2026 192,179
160,000 5.250%,  5/15/2027 146,496
ING Groep NV
200,000 1.726%,  4/1/2027
d
176,496
Intercontinental Exchange, Inc.
137,000 4.350%,  6/15/2029 132,470
Intesa Sanpaolo SPA
78,000 5.017%,  6/26/2024
f
74,982
Invitation Homes Operating
Partnership, LP
145,000 2.000%,  8/15/2031 107,155
iStar, Inc.
355,000 4.250%,  8/1/2025 347,873
J.P. Morgan Chase & Company
238,000 5.150%,  5/1/2023
d,i
232,348
240,000 6.000%,  8/1/2023
d,h,i
234,744
97,000 1.514%,  6/1/2024
d
95,419
682,000 5.000%,  8/1/2024
d,i
623,983
283,000 4.023%,  12/5/2024
d
278,778
186,000 4.600%,  2/1/2025
d,i
163,913
111,000 2.083%,  4/22/2026
d
103,041
190,000 3.650%,  6/1/2026
d,i
162,688
277,000 1.045%,  11/19/2026
d
244,324
195,000 1.578%,  4/22/2027
d
171,339
178,000 2.947%,  2/24/2028
d
161,018
294,000 4.005%,  4/23/2029
d
271,990
97,000 2.069%,  6/1/2029
d
81,013
392,000 4.493%,  3/24/2031
d
366,111
92,000 2.963%,  1/25/2033
d
74,879
83,000 4.912%,  7/25/2033
d
79,027
94,000 5.717%,  9/14/2033
d
91,749
Jefferies Finance, LLC
204,000 5.000%,  8/15/2028
f
166,409
KeyBank NA
147,000 3.900%,  4/13/2029 132,467
Kilroy Realty, LP
194,000 4.375%,  10/1/2025 188,057
KKR Real Estate Finance Trust,
Inc., Convertible
104,000 6.125%,  5/15/2023 102,068
Life Storage, LP
96,000 2.400%,  10/15/2031 73,853
Lincoln National Corporation
235,000
7.007%,  (LIBOR 3M +
2.358%), 2/17/2023
d
180,950
182,000 9.250%,  12/1/2027
d,i
193,375
98,000 3.800%,  3/1/2028 90,419

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (63.1%) Value
Financials (8.3%) - continued
Lloyds Banking Group plc
$ 225,000 3.900%,  3/12/2024 $ 220,841
100,000 7.500%,  6/27/2024
d,i
96,920
163,000 4.716%,  8/11/2026
d
159,485
195,000 1.627%,  5/11/2027
d
168,781
277,000 3.369%,  12/14/2046
d
179,625
LPL Holdings, Inc.
240,000 4.000%,  3/15/2029
f
208,824
M&T Bank Corporation
180,000 3.500%,  9/1/2026
d,i
139,502
Macquarie Group, Ltd.
195,000 1.629%,  9/23/2027
d,f
166,099
Marsh & McLennan Companies,
Inc.
88,000 2.375%,  12/15/2031 71,064
MetLife, Inc.
240,000 3.850%,  9/15/2025
d,i
222,900
480,000 5.875%,  3/15/2028
d,i
456,416
182,000 6.400%,  12/15/2036 176,012
Mid-America Apartments, LP
196,000 4.200%,  6/15/2028 185,831
Mitsubishi UFJ Financial Group,
Inc.
134,000 1.412%,  7/17/2025 121,684
200,000 1.538%,  7/20/2027
d
173,388
147,000 3.741%,  3/7/2029 135,465
Mizuho Financial Group, Inc.
200,000 1.554%,  7/9/2027
d
174,229
200,000 2.564%,  9/13/2031 152,402
Molina Healthcare, Inc.
200,000 4.375%,  6/15/2028
f
182,518
Morgan Stanley
111,000
0.560%,  (SOFRRATE +
0.466%), 11/10/2023
d
110,674
114,000 2.720%,  7/22/2025
d
108,986
192,000 1.164%,  10/21/2025
d
176,738
78,000 5.000%,  11/24/2025 77,765
226,000 2.188%,  4/28/2026
d
210,014
148,000 6.138%,  10/16/2026
d
151,158
196,000 1.593%,  5/4/2027
d
171,938
193,000 1.512%,  7/20/2027
d
167,483
294,000 3.622%,  4/1/2031
d
256,663
92,000 2.943%,  1/21/2033
d
74,426
85,000 4.889%,  7/20/2033
d
79,859
185,000 2.484%,  9/16/2036
d
134,149
MPT Operating Partnership, LP
270,000 5.250%,  8/1/2026
h
245,903
2,000 4.625%,  8/1/2029 1,525
National Retail Properties, Inc.
98,000 2.500%,  4/15/2030 79,435
Nationstar Mortgage Holdings,
Inc.
198,000 6.000%,  1/15/2027
f
177,210
NatWest Group plc
135,000 4.269%,  3/22/2025
d
132,014
98,000 4.892%,  5/18/2029
d
92,724
146,000 3.754%,  11/1/2029
d
135,415
180,000 4.600%,  6/28/2031
d,i
128,867
Navient Corporation
185,000 5.500%,  1/25/2023 184,684
90,000 5.000%,  3/15/2027 78,787
Principal
Amount Long-Term Fixed Income (63.1%) Value
Financials (8.3%) - continued
Necessity Retail REIT, Inc.
$ 347,000 4.500%,  9/30/2028
f
$ 255,045
Nippon Life Insurance Company
480,000 5.100%,  10/16/2044
d,f
468,991
363,000 3.400%,  1/23/2050
d,f
307,889
Nomura Holdings, Inc.
145,000 2.172%,  7/14/2028 119,724
Nordea Bank Abp
134,000 5.375%,  9/22/2027
f
134,618
Northern Trust Corporation
138,000 4.000%,  5/10/2027 134,793
Office Properties Income Trust
77,000 4.250%,  5/15/2024 72,925
Omega Healthcare Investors, Inc.
95,000 4.750%,  1/15/2028 87,536
98,000 3.375%,  2/1/2031 75,541
OneMain Finance Corporation
684,000 6.875%,  3/15/2025 657,102
181,000 7.125%,  3/15/2026 172,109
Owl Rock Capital Corporation
97,000 4.250%,  1/15/2026 89,048
Owl Rock Core Income
Corporation
136,000 4.700%,  2/8/2027 122,632
Owl Rock Technology Finance
Corporation
48,000 4.750%,  12/15/2025
f
43,463
147,000 3.750%,  6/17/2026
f
128,559
Park Intermediate Holdings, LLC
208,000 4.875%,  5/15/2029
f
176,072
Pebblebrook Hotel Trust,
Convertible
469,000 1.750%,  12/15/2026 385,753
PennyMac Financial Services, Inc.
148,000 4.250%,  2/15/2029
f
115,427
Pine Street Trust I
98,000 4.572%,  2/15/2029
f
90,626
PNC Bank NA
98,000 2.700%,  10/22/2029 82,693
PNC Financial Services Group,
Inc.
179,000 5.671%,  10/28/2025
d
180,904
180,000 3.400%,  9/15/2026
d,i
142,650
181,000 6.200%,  9/15/2027
d,i
176,882
PRA Group, Inc.
146,000 7.375%,  9/1/2025
f
141,839
Principal Life Global Funding II
146,000 1.250%,  8/16/2026
f
126,589
Prologis, LP
66,000 3.375%,  12/15/2027 61,705
Provident Financing Trust I
112,000 7.405%,  3/15/2038 116,480
Prudential Financial, Inc.
90,000 5.125%,  3/1/2052
d
81,900
245,000 5.625%,  6/15/2043
d
240,713
589,000 5.200%,  3/15/2044
d
559,933
120,000 3.700%,  10/1/2050
d
101,267
QBE Insurance Group, Ltd.
240,000 5.875%,  5/12/2025
d,f,h,i
226,243
Radian Group, Inc.
185,000 4.875%,  3/15/2027 169,505

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (63.1%) Value
Financials (8.3%) - continued
Realty Income Corporation
$ 96,000 4.875%,  6/1/2026 $ 95,470
112,000 3.950%,  8/15/2027 106,775
112,000 5.625%,  10/13/2032 113,750
Regions Financial Corporation
240,000 5.750%,  6/15/2025
d,h,i
233,935
Reinsurance Group of America,
Inc.
162,000 4.700%,  9/15/2023 161,226
RLJ Lodging Trust, LP
97,000 3.750%,  7/1/2026
f
86,387
Rocket Mortgage Co-Issuer, Inc.
240,000 3.625%,  3/1/2029
f
190,185
Royal Bank of Canada
69,000 0.750%,  10/7/2024 64,156
175,000 4.240%,  8/3/2027 170,462
Santander Holdings USA, Inc.
196,000 3.450%,  6/2/2025 186,766
90,000 2.490%,  1/6/2028
d
77,218
Santander UK Group Holdings plc
200,000 1.673%,  6/14/2027
d
170,059
147,000 3.823%,  11/3/2028
d
131,362
Service Properties Trust
109,000 4.650%,  3/15/2024 104,108
62,000 4.350%,  10/1/2024 56,362
224,000 7.500%,  9/15/2025 213,455
200,000 5.500%,  12/15/2027 172,232
Simon Property Group, LP
159,000 2.650%,  7/15/2030 132,238
SLM Corporation
100,000 4.200%,  10/29/2025 91,496
Societe Generale SA
141,000 2.625%,  10/16/2024
f
133,417
133,000 1.488%,  12/14/2026
d,f
115,599
Spirit Realty, LP
218,000 2.100%,  3/15/2028 177,744
Standard Chartered plc
133,000 0.991%,  1/12/2025
d,f
125,505
180,000 6.000%,  7/26/2025
d,f,i
173,150
131,000 2.608%,  1/12/2028
d,f
113,622
Starwood Property Trust, Inc.,
Convertible
80,000 4.375%,  4/1/2023 77,550
State Street Corporation
91,000 4.421%,  5/13/2033
d
86,108
Sumitomo Life Insurance Company
490,000 3.375%,  4/15/2081
d,f
408,777
Sumitomo Mitsui Financial Group,
Inc.
141,000 2.448%,  9/27/2024 134,028
131,000 2.174%,  1/14/2027 116,124
147,000 3.544%,  1/17/2028 135,307
147,000 2.142%,  9/23/2030 113,098
Sumitomo Mitsui Trust Bank, Ltd.
111,000 1.050%,  9/12/2025
f
99,040
Summit Hotel Properties, Inc.,
Convertible
212,000 1.500%,  2/15/2026 181,048
SVB Financial Group
330,000 4.000%,  5/15/2026
d,i
217,807
191,000 4.250%,  11/15/2026
d,i
125,305
Principal
Amount Long-Term Fixed Income (63.1%) Value
Financials (8.3%) - continued
Synchrony Financial
$ 115,000 4.250%,  8/15/2024 $ 112,359
Toronto-Dominion Bank
200,000 8.125%,  10/31/2082
d
208,000
91,000 4.456%,  6/8/2032 86,738
Truist Bank
99,000 2.250%,  3/11/2030 80,275
Truist Financial Corporation
280,000 4.950%,  9/1/2025
d,i
267,708
80,000 1.887%,  6/7/2029
d
66,963
U.S. Bancorp
136,000 5.727%,  10/21/2026
d
138,517
60,000 3.700%,  1/15/2027
d,i
49,050
127,000 4.548%,  7/22/2028
d
124,029
UBS Group AG
92,000 1.364%,  1/30/2027
d,f
80,569
200,000 4.875%,  2/12/2027
d,f,i
169,500
UDR, Inc.
193,000 3.000%,  8/15/2031 160,935
United Wholesale Mortgage, LLC
61,000 5.500%,  11/15/2025
f
54,938
156,000 5.500%,  4/15/2029
f
124,095
UnitedHealth Group, Inc.
184,000 5.250%,  2/15/2028 188,090
185,000 4.200%,  5/15/2032 175,614
USB Realty Corporation
496,000
5.226%,  (LIBOR 3M +
1.147%), 1/15/2027
d,f,i
378,820
USI, Inc./NY
78,000 6.875%,  5/1/2025
f
75,141
Ventas Realty, LP
110,000 3.750%,  5/1/2024 107,520
Wells Fargo & Company
233,000 2.406%,  10/30/2025
d
220,343
335,000 3.900%,  3/15/2026
d,i
293,214
169,000 2.188%,  4/30/2026
d
157,281
220,000
4.579%,  (LIBOR 3M +
0.500%), 1/15/2027
d
204,151
89,000 3.526%,  3/24/2028
d
82,414
196,000 3.584%,  5/22/2028
d
181,985
127,000 4.808%,  7/25/2028
d
124,040
196,000 4.478%,  4/4/2031
d
183,732
Welltower, Inc.
97,000 2.050%,  1/15/2029 78,782
112,000 2.800%,  6/1/2031 89,046
Westpac Banking Corporation
92,000 5.350%,  10/18/2024 92,804
147,000 4.110%,  7/24/2034
d
126,033
Willis North America, Inc.
196,000 4.500%,  9/15/2028 184,687
XHR, LP
97,000 6.375%,  8/15/2025
f
93,262
109,000 4.875%,  6/1/2029
f
89,285
Total 57,317,370
Foreign Government (<0.1%)
NBN Company, Ltd.
171,000 2.625%,  5/5/2031
f
135,659
Total 135,659

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (63.1%) Value
Mortgage-Backed Securities (20.6%)
Federal Home Loan Mortgage
Corporation Conventional 30-Yr.
Pass Through
$ 6,234,687 2.500%,  5/1/2051 $ 5,294,652
4,275,210 3.500%,  5/1/2052 3,888,382
2,803,526 4.000%,  5/1/2052 2,647,955
9,268,792 3.500%,  6/1/2052 8,428,826
Federal Home Loan Mortgage
Corporation Gold 15-Yr. Pass
Through
3,819,263 2.500%,  7/1/2030 3,581,038
Federal National Mortgage
Association Conventional 15-Yr.
Pass Through
250,000 5.000%,  1/1/2038
c
251,092
Federal National Mortgage
Association Conventional 20-Yr.
Pass Through
3,474,322 3.500%,  5/1/2040 3,243,779
Federal National Mortgage
Association Conventional 30-Yr.
Pass Through
6,917,062 3.000%,  1/1/2052 6,081,557
3,308,228 2.500%,  2/1/2051 2,828,640
3,809,323 2.500%,  2/1/2051 3,236,018
7,429,266 2.000%,  3/1/2051 6,067,293
7,219,573 3.000%,  3/1/2052 6,353,034
5,722,035 2.000%,  4/1/2051 4,671,112
6,132,724 2.500%,  4/1/2051 5,210,294
4,099,786 3.000%,  4/1/2051 3,614,958
4,325,533 3.000%,  5/1/2050 3,829,090
2,612,347 3.000%,  5/1/2051 2,324,502
2,737,767 3.000%,  6/1/2050 2,453,932
5,914,074 2.500%,  7/1/2051 5,023,266
3,014,208 3.500%,  7/1/2051 2,771,997
1,251,238 2.500%,  8/1/2050 1,078,917
5,483,581 3.500%,  8/1/2050 5,058,828
8,714,150 2.000%,  8/1/2051 7,111,315
3,888,217 3.500%,  9/1/2052 3,549,826
4,720,310 4.000%,  10/1/2052 4,446,234
13,600,000 4.500%,  12/1/2052
c,k
13,191,729
8,600,000 5.500%,  1/1/2041
c
8,621,213
1,875,000 3.500%,  1/1/2049
c
1,703,068
11,000,000 5.000%,  1/1/2049
c
10,837,436
Federal National Mortgage
Association Conventional 40-Yr.
Pass Through
2,613,968 3.500%,  7/1/2061 2,398,033
2,459,581 4.000%,  12/1/2061 2,331,476
Total 142,129,492
Technology (2.1%)
Advanced Micro Devices, Inc.
90,000 3.924%,  6/1/2032 83,622
Akamai Technologies, Inc.,
Convertible
160,000 0.125%,  5/1/2025 168,000
519,000 0.375%,  9/1/2027 499,797
Analog Devices, Inc.
48,000 2.100%,  10/1/2031 38,758
Apple, Inc.
250,000 2.200%,  9/11/2029 216,139
183,000 1.650%,  2/8/2031 147,298
Principal
Amount Long-Term Fixed Income (63.1%) Value
Technology (2.1%) - continued
$ 141,000 3.350%,  8/8/2032 $ 127,997
Black Knight InfoServ, LLC
334,000 3.625%,  9/1/2028
f
289,077
Block, Inc., Convertible
241,000 0.500%,  5/15/2023 249,796
113,000 0.250%,  11/1/2027 85,174
Broadcom Corporation/Broadcom
Cayman Finance, Ltd.
147,000 3.875%,  1/15/2027 139,046
Broadcom, Inc.
89,000 4.000%,  4/15/2029
f
80,851
CommScope Technologies
Finance, LLC
328,000 6.000%,  6/15/2025
f
298,480
CommScope, Inc.
210,000 7.125%,  7/1/2028
f,h
150,122
Dell International, LLC
56,000 5.450%,  6/15/2023 56,035
142,000 6.020%,  6/15/2026 144,862
62,000 5.300%,  10/1/2029 60,636
Fiserv, Inc.
156,000 2.750%,  7/1/2024 150,700
196,000 4.200%,  10/1/2028 185,406
Gartner, Inc.
185,000 3.625%,  6/15/2029
f
162,563
315,000 3.750%,  10/1/2030
f
271,520
Global Payments, Inc.
52,000 2.650%,  2/15/2025 48,924
137,000 4.950%,  8/15/2027 132,890
98,000 3.200%,  8/15/2029 83,305
InterDigital, Inc., Convertible
236,000 3.500%,  6/1/2027
f
223,020
Iron Mountain, Inc.
855,000 4.875%,  9/15/2027
f
786,258
220,000 4.500%,  2/15/2031
f
180,827
Jabil, Inc.
93,000 4.250%,  5/15/2027 87,938
Lumentum Holdings, Inc.,
Convertible
350,000 0.250%,  3/15/2024
h
368,025
117,000 0.500%,  6/15/2028
f
88,557
MACOM Technology Solutions
Holdings, Inc., Convertible
405,000 0.250%,  3/15/2026 400,747
Marvell Technology, Inc.
98,000 2.950%,  4/15/2031 78,825
Mastercard, Inc.
90,000 2.000%,  11/18/2031 72,254
Microchip Technology, Inc.,
Convertible
118,000 0.125%,  11/15/2024 126,555
152,000 1.625%,  2/15/2027 301,720
Minerva Merger Sub, Inc.
277,000 6.500%,  2/15/2030
f
204,130
Moody's Corporation
94,000 4.250%,  8/8/2032 87,841
MSCI, Inc.
260,000 4.000%,  11/15/2029
f
226,469
NCR Corporation
622,000 6.125%,  9/1/2029
f
581,604

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (63.1%) Value
Technology (2.1%) - continued
NVIDIA Corporation
$ 49,000 2.850%,  4/1/2030 $ 42,743
NXP BV/NXP Funding, LLC
92,000 4.875%,  3/1/2024 91,296
NXP BV/NXP Funding, LLC/NXP
USA, Inc.
56,000 2.700%,  5/1/2025 52,709
98,000 4.300%,  6/18/2029 91,365
ON Semiconductor Corporation,
Convertible
357,000 Zero Coupon,  5/1/2027 473,025
Open Text Corporation
320,000 4.125%,  2/15/2030
f
256,693
Oracle Corporation
245,000 2.500%,  4/1/2025 231,005
93,000 6.150%,  11/9/2029 96,531
245,000 2.950%,  4/1/2030 208,888
133,000 6.250%,  11/9/2032 139,201
PayPal Holdings, Inc.
92,000 3.900%,  6/1/2027 88,526
97,000 2.850%,  10/1/2029 84,492
Progress Software Corporation,
Convertible
182,000 1.000%,  4/15/2026 186,004
PTC, Inc.
160,000 3.625%,  2/15/2025
f
152,389
145,000 4.000%,  2/15/2028
f
130,505
Qorvo, Inc.
82,000 3.375%,  4/1/2031
f
65,882
Rackspace Technology Global,
Inc.
275,000 5.375%,  12/1/2028
f
119,862
S&P Global, Inc.
90,000 2.900%,  3/1/2032
f
76,766
Sabre GLBL, Inc., Convertible
230,000 4.000%,  4/15/2025 246,537
Salesforce.com, Inc.
249,000 1.950%,  7/15/2031 198,519
Seagate HDD Cayman
649,500 9.625%,  12/1/2032
f
712,372
Semtech Corporation, Convertible
56,000 1.625%,  11/1/2027
f
57,260
Sensata Technologies, Inc.
223,000 3.750%,  2/15/2031
f
183,449
Shift4 Payments, LLC
100,000 4.625%,  11/1/2026
f
94,479
SS&C Technologies, Inc.
620,000 5.500%,  9/30/2027
f
580,566
Teradyne, Inc., Convertible
16,000 1.250%,  12/15/2023 44,019
Verint Systems, Inc., Convertible
238,000 0.250%,  4/15/2026
h
207,060
VeriSign, Inc.
210,000 4.750%,  7/15/2027 202,699
Viavi Solutions, Inc.
224,000 3.750%,  10/1/2029
f
188,262
Viavi Solutions, Inc., Convertible
205,000 1.000%,  3/1/2024 205,820
Vishay Intertechnology, Inc.,
Convertible
422,000 2.250%,  6/15/2025 407,273
Principal
Amount Long-Term Fixed Income (63.1%) Value
Technology (2.1%) - continued
VMware, Inc.
$ 194,000 1.400%,  8/15/2026 $ 169,123
123,000 2.200%,  8/15/2031 93,340
Xilinx, Inc.
52,000 2.375%,  6/1/2030 43,724
Ziff Davis, Inc., Convertible
421,000 1.750%,  11/1/2026
f
419,737
Total 14,327,889
Transportation (0.8%)
Air Transport Services Group, Inc.,
Convertible
180,000 1.125%,  10/15/2024 186,534
Allegiant Travel Company
176,000 7.250%,  8/15/2027
f
167,405
American Airlines Group, Inc.
67,000 3.750%,  3/1/2025
f
56,749
American Airlines, Inc.
395,000 11.750%,  7/15/2025
f
423,677
654,000 5.500%,  4/20/2026
f
628,917
Avis Budget Car Rental, LLC
250,000 5.375%,  3/1/2029
f,h
213,860
Canadian Pacific Railway
Company
185,000 1.750%,  12/2/2026 164,860
92,000 2.450%,  12/2/2031 76,195
CSX Corporation
98,000 4.250%,  3/15/2029 94,264
Delta Air Lines, Inc.
117,000 7.000%,  5/1/2025
f
119,567
222,697 4.500%,  10/20/2025
f
217,259
50,000 7.375%,  1/15/2026 51,087
181,000 4.375%,  4/19/2028 161,313
ERAC USA Finance, LLC
123,000 3.850%,  11/15/2024
f
118,843
Hawaiian Brand Intellectual
Property, Ltd.
56,000 5.750%,  1/20/2026
f
50,680
Hertz Corporation
184,000 4.625%,  12/1/2026
f
154,100
221,000 5.000%,  12/1/2029
f
167,651
JetBlue Airways Corporation,
Convertible
393,000 0.500%,  4/1/2026 286,527
Mileage Plus Holdings, LLC
223,214 6.500%,  6/20/2027
f
221,920
Penske Truck Leasing Company,
LP
111,000 1.200%,  11/15/2025
f
97,667
96,000 1.700%,  6/15/2026
f
83,980
Ryder System, Inc.
81,000 2.850%,  3/1/2027 73,119
Southwest Airlines Company
100,000 5.125%,  6/15/2027 98,737
98,000 2.625%,  2/10/2030 81,313
Southwest Airlines Company,
Convertible
552,000 1.250%,  5/1/2025
h
662,952
Union Pacific Corporation
98,000 2.150%,  2/5/2027 88,489

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (63.1%) Value
Transportation (0.8%) - continued
United Airlines, Inc.
$ 219,000 4.375%,  4/15/2026
f
$ 202,997
183,000 4.625%,  4/15/2029
f
159,337
VistaJet Malta Finance plc
243,000 6.375%,  2/1/2030
f
194,844
XPO Escrow Sub, LLC
233,000 7.500%,  11/15/2027
f
235,777
Total 5,540,620
U.S. Government & Agencies (3.9%)
U.S. Treasury Bonds
2,200,000 4.000%,  11/15/2052 2,203,094
795,000 1.375%,  11/15/2031 647,055
2,200,000 4.125%,  11/15/2032 2,245,031
2,490,000 3.250%,  5/15/2042 2,183,030
8,460,000 3.375%,  8/15/2042 7,561,125
U.S. Treasury Notes
9,250,000 0.500%,  3/31/2025 8,495,547
1,730,000 0.500%,  2/28/2026 1,541,525
1,010,000 0.500%,  4/30/2027 869,665
1,360,000 1.125%,  2/29/2028 1,177,516
Total 26,923,588
Utilities (1.3%)
AEP Texas, Inc.
92,000 4.700%,  5/15/2032 88,122
AES Corporation
156,000 3.950%,  7/15/2030
f
137,592
Algonquin Power & Utilities
Corporation
140,000 4.750%,  1/18/2082
d
113,400
Ameren Corporation
98,000 1.750%,  3/15/2028 82,763
American Electric Power
Company, Inc.
200,000 3.875%,  2/15/2062
d
155,821
139,000 2.031%,  3/15/2024 134,022
98,000 2.300%,  3/1/2030 80,519
Calpine Corporation
211,000 4.500%,  2/15/2028
f
188,207
CenterPoint Energy, Inc.
105,000 2.500%,  9/1/2024 100,799
95,000 1.450%,  6/1/2026 84,228
146,000 2.650%,  6/1/2031 120,502
Dominion Energy, Inc.
110,000 3.071%,  8/15/2024 105,993
375,000 4.650%,  12/15/2024
d,i
328,125
165,000 4.350%,  1/15/2027
d,i
138,589
98,000 3.375%,  4/1/2030 86,359
DTE Energy Company
138,000 4.220%,  11/1/2024 135,647
Duke Energy Corporation
180,000 3.250%,  1/15/2082
d
131,473
110,000 4.875%,  9/16/2024
d,i
100,375
178,000 5.000%,  12/8/2027 176,992
187,000 2.450%,  6/1/2030 153,768
93,000 4.500%,  8/15/2032 87,113
Edison International
118,000 4.950%,  4/15/2025 116,041
180,000 5.000%,  12/15/2026
d,i
150,471
Principal
Amount Long-Term Fixed Income (63.1%) Value
Utilities (1.3%) - continued
Enel Finance International NV
$ 200,000 1.375%,  7/12/2026
f
$ 172,352
Entergy Corporation
111,000 0.900%,  9/15/2025 98,847
97,000 1.900%,  6/15/2028 82,003
Evergy, Inc.
106,000 2.450%,  9/15/2024 100,633
Eversource Energy
154,000 4.600%,  7/1/2027 151,857
Exelon Corporation
98,000 4.050%,  4/15/2030 90,983
Fells Point Funding Trust
165,000 3.046%,  1/31/2027
f
150,165
ITC Holdings Corporation
93,000 4.950%,  9/22/2027
f
91,714
Jersey Central Power & Light
Company
185,000 2.750%,  3/1/2032
f
149,394
National Rural Utilities Cooperative
Finance Corporation
116,000 3.450%,  6/15/2025 111,894
NextEra Energy Capital Holdings,
Inc.
125,000 3.800%,  3/15/2082
d
101,856
139,000 4.255%,  9/1/2024 137,113
98,000 2.250%,  6/1/2030 80,590
NextEra Energy Operating
Partners, LP
420,000 3.875%,  10/15/2026
f
384,308
NextEra Energy Partners, LP,
Convertible
72,000 Zero Coupon,  6/15/2024
f
67,572
484,000 Zero Coupon,  11/15/2025
f
481,096
NiSource, Inc.
220,000 5.650%,  6/15/2023
d,i
205,150
98,000 2.950%,  9/1/2029 84,995
NRG Energy, Inc.
111,000 2.000%,  12/2/2025
f
99,007
440,000 3.375%,  2/15/2029
f
354,913
135,000 5.250%,  6/15/2029
f
119,170
NRG Energy, Inc., Convertible
210,000 2.750%,  6/1/2048 207,585
PG&E Corporation
268,000 5.000%,  7/1/2028 244,642
Public Service Enterprise Group,
Inc.
98,000 1.600%,  8/15/2030 75,985
Sempra Energy
240,000 4.875%,  10/15/2025
d,i
221,923
120,000 3.400%,  2/1/2028 111,372
Southern California Edison
Company
46,000 5.950%,  11/1/2032 48,604
Southern Company
92,000 4.475%,  8/1/2024 90,847
112,000 5.700%,  10/15/2032 114,572
351,000 4.000%,  1/15/2051
d
319,410
317,000 3.750%,  9/15/2051
d
255,962
TerraForm Power Operating, LLC
395,000 5.000%,  1/31/2028
f
355,496
Vistra Operations Company, LLC
184,000 5.125%,  5/13/2025
f
179,900

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (63.1%) Value
Utilities (1.3%) - continued
$ 380,000 5.000%,  7/31/2027
f
$ 352,676
Xcel Energy, Inc.
98,000 4.000%,  6/15/2028 93,798
138,000 4.600%,  6/1/2032 131,795
Total 9,117,100
Total Long-Term Fixed Income
(cost $471,593,025) 435,108,526
Shares Common Stock ( 14.2% ) Value
Communications Services (0.7%)
2,308 Alphabet, Inc., Class A
l
203,635
14,935 Alphabet, Inc., Class C
l
1,325,183
7,752 AT&T, Inc. 142,714
403 Charter Communications, Inc.
l
136,657
21,406 Comcast Corporation 748,568
11,659 DISH Network Corporation
l
163,692
547 Emerald Holding, Inc.
l
1,937
4,239 Meta Platforms, Inc.
l
510,121
1,110 Netflix, Inc.
l
327,317
19,699 QuinStreet, Inc.
l
282,681
9,092 Verizon Communications, Inc. 358,225
4,165 Walt Disney Company
l
361,855
14,132 Warner Bros. Discovery, Inc.
l
133,971
4,674 Windstream Services, LLC,
Warrants (Expires 12/31/2049)
e
23,370
Total 4,719,926
Consumer Discretionary (1.5%)
14,402 Amazon.com, Inc.
l
1,209,768
3,247 Aptiv plc
l
302,393
283 Autoliv, Inc. 21,672
2,405 Bloomin' Brands, Inc. 48,389
421 Booking Holdings, Inc.
l
848,433
143 Boyd Gaming Corporation 7,798
5,298 Cedar Fair, LP 219,019
346 Chipotle Mexican Grill, Inc.
l
480,072
9,804 Clarus Corporation 76,863
17,922 Cooper-Standard Holdings, Inc.
l
162,373
3,154 D.R. Horton, Inc. 281,148
211 Darden Restaurants, Inc. 29,188
1,862 Dick's Sporting Goods, Inc. 223,980
16,494 Everi Holdings, Inc.
l
236,689
2,255 Expedia Group, Inc.
l
197,538
12,638 Ford Motor Company 146,980
6,065 General Motors Company 204,027
2,156 Grand Canyon Education, Inc.
l
227,803
6,187 Harley-Davidson, Inc. 257,379
2,578 Home Depot, Inc. 814,287
2,240 Lowe's Companies, Inc. 446,298
1,092 Lululemon Athletica, Inc.
l
349,855
1,006 McDonald's Corporation 265,111
3,544 NIKE, Inc. 414,683
106 NVR, Inc.
l
488,933
3,218 Papa John's International, Inc. 264,874
217 Patrick Industries, Inc. 13,150
644 RH
l
172,070
4,617 Sleep Number Corporation
l
119,950
19,397 Sonos, Inc.
l
327,809
3,243 Sony Group Corporation ADR 247,376
8,091 Stoneridge, Inc.
l
174,442
3,364 Tesla, Inc.
l
414,377
29,462 ThredUp, Inc.
l
38,595
Shares Common Stock (14.2%) Value
Consumer Discretionary (1.5%) - continued
761 Ulta Beauty, Inc.
l
$ 356,962
8,040 Zumiez, Inc.
l
174,790
Total 10,265,074
Consumer Staples (0.8%)
3,711 Archer-Daniels-Midland Company 344,566
1,525 BJ's Wholesale Club Holdings,
Inc.
l
100,894
356 Bunge, Ltd. 35,518
1,341 Casey's General Stores, Inc. 300,853
682 Coca-Cola Company 43,382
1,049 Costco Wholesale Corporation 478,869
10,900 Coty, Inc.
l
93,304
1,321 e.l.f. Beauty, Inc.
l
73,051
1,108 Estee Lauder Companies, Inc. 274,906
4,258 John B. Sanfilippo & Son, Inc. 346,261
760 Kellogg Company 54,143
692 Kraft Heinz Company 28,171
93 Kroger Company 4,146
7,278 Lamb Weston Holdings, Inc. 650,362
306 Lancaster Colony Corporation 60,374
83 PepsiCo, Inc. 14,995
457 Performance Food Group
Company
l
26,684
7,568 Philip Morris International, Inc. 765,957
20,545 Primo Water Corporation 319,269
1,468 Procter & Gamble Company 222,490
2,734 Sysco Corporation 209,014
6,474 Turning Point Brands, Inc. 140,033
45 Tyson Foods, Inc. 2,801
8,172 Walmart, Inc. 1,158,708
Total 5,748,751
Energy (0.8%)
8,522 BP plc ADR 297,674
401 Chevron Corporation 71,976
4,124 ConocoPhillips 486,632
14,522 Devon Energy Corporation 893,248
12,580 Enterprise Products Partners, LP 303,430
235 EOG Resources, Inc. 30,437
7,333 Exxon Mobil Corporation 808,830
8,355 Halliburton Company 328,769
3,592 Marathon Petroleum Corporation 418,073
25,715 NOV, Inc. 537,186
13,277 Permian Resources Corporation 124,804
75 Phillips 66 7,806
3,167 Pioneer Natural Resources
Company 723,311
117 Schlumberger, Ltd. 6,255
2,719 Valero Energy Corporation 344,932
7,319 Williams Companies, Inc. 240,795
Total 5,624,158
Financials (2.0%)
12,325 Ally Financial, Inc. 301,346
1,773 American Express Company 261,961
853 Ameriprise Financial, Inc. 265,599
7,616 Arch Capital Group, Ltd.
l
478,133
216 Banc of California, Inc. 3,441
14,327 Bank of America Corporation 474,510
94 Bank of Marin Bancorp 3,091
5,555 Bank of N.T. Butterfield & Son, Ltd. 165,595
1,497 Berkshire Hathaway, Inc.
l
462,423

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (14.2%) Value
Financials (2.0%) - continued
2,150 BlackRock TCP Capital
Corporation $ 27,821
275 BlackRock, Inc. 194,873
12,877 Bridgewater Bancshares, Inc.
l
228,438
10,458 Byline Bancorp, Inc. 240,220
2,273 Capital One Financial Corporation 211,298
5,191 Carlyle Group, Inc. 154,899
604 Cboe Global Markets, Inc. 75,784
1,106 Central Pacific Financial
Corporation 22,430
6,497 Charles Schwab Corporation 540,940
1,997 Chubb, Ltd. 440,538
7,088 Citigroup, Inc. 320,590
8,618 Columbia Banking System, Inc. 259,660
2,926 Comerica, Inc. 195,603
574 Community Trust Bancorp, Inc. 26,364
116 ConnectOne Bancorp, Inc. 2,808
1,435 Customers Bancorp, Inc.
l
40,668
1,631 Discover Financial Services 159,561
1,020 Ellington Residential Mortgage
REIT 6,997
1,469 Encore Capital Group, Inc.
l
70,424
5,711 Enterprise Financial Services
Corporation 279,611
19,464 Equitable Holdings, Inc. 558,617
4,558 Federated Hermes, Inc. 165,501
166 Financial Institutions, Inc. 4,044
235 First Foundation, Inc. 3,368
130 First Mid-Illinois Bancshares, Inc. 4,170
29 Flushing Financial Corporation 562
863 FS KKR Capital Corporation 15,103
3,167 Glacier Bancorp, Inc. 156,513
2,744 Golub Capital BDC, Inc. 36,111
574 Great Southern Bancorp, Inc. 34,147
1,889 Hanmi Financial Corporation 46,753
8,233 Heartland Financial USA, Inc. 383,822
475 Hometrust Bancshares, Inc. 11,481
8,549 Hope Bancorp, Inc. 109,513
2,942 Houlihan Lokey, Inc. 256,425
251 Independent Bank Corporation 6,004
443 Interactive Brokers Group, Inc. 32,051
1,676 Intercontinental Exchange, Inc. 171,941
6,221 J.P. Morgan Chase & Company 834,236
1,975 Kinsale Capital Group, Inc. 516,502
1,287 M&T Bank Corporation 186,692
27 Marsh & McLennan Companies,
Inc. 4,468
73 Metropolitan Bank Holding
Corporation
l
4,283
1,408 MidWestOne Financial Group, Inc. 44,704
967 Moody's Corporation 269,426
4,669 Morgan Stanley 396,958
5,076 Nasdaq, Inc. 311,413
362 NMI Holdings, Inc.
l
7,566
777 PacWest Bancorp 17,832
92 Peapack-Gladstone Financial
Corporation 3,424
32 PennyMac Financial Services, Inc. 1,813
948 Popular, Inc. 62,871
11,037 Radian Group, Inc. 210,476
1,165 Raymond James Financial, Inc. 124,480
2,832 RLI Corporation 371,757
993 S&P Global, Inc. 332,595
7,448 Seacoast Banking Corporation of
Florida 232,303
Shares Common Stock (14.2%) Value
Financials (2.0%) - continued
1,101 Silvergate Capital Corporation
l
$ 19,157
3,005 State Street Corporation 233,098
16 SVB Financial Group
l
3,682
1,920 Synchrony Financial 63,091
653 Synovus Financial Corporation 24,520
3,990 Triumph Financial, Inc.
l
194,991
5,737 Truist Financial Corporation 246,863
283 TrustCo Bank Corporation NY 10,638
9,975 Wells Fargo & Company 411,868
8,057 Western Alliance Bancorp 479,875
8,806 Zions Bancorp NA 432,903
521 Zurich Insurance Group AG 249,078
Total 14,215,315
Health Care (2.2%)
4,264 Abbott Laboratories 468,145
881 Agilent Technologies, Inc. 131,842
7,769 Agiliti, Inc.
l
126,712
1,574 Align Technology, Inc.
l
331,957
1,358 Alkermes plc
l
35,484
363 AmerisourceBergen Corporation 60,153
809 Amgen, Inc. 212,476
4,221 AstraZeneca plc ADR 286,184
7,464 Baxter International, Inc. 380,440
108 Becton, Dickinson and Company 27,464
892 Biogen, Inc.
l
247,013
339 BioMarin Pharmaceutical, Inc.
l
35,083
2,936 Bio-Techne Corporation 243,336
168 Bristol-Myers Squibb Company 12,088
2,263 Cigna Holding Company 749,822
467 CRISPR Therapeutics AG
l
18,984
2,249 CVS Health Corporation 209,584
3,682 Danaher Corporation 977,276
3,099 Edwards Lifesciences Corporation
l
231,216
3,042 Elevance Health, Inc. 1,560,455
6,080 Enovis Corporation
l
325,402
5,530 Gilead Sciences, Inc. 474,750
3,157 Halozyme Therapeutics, Inc.
l
179,633
1,206 HCA Healthcare, Inc. 289,392
2,171 Hims & Hers Health, Inc.
l
13,916
2,419 Hologic, Inc.
l
180,965
50 IDEXX Laboratories, Inc.
l
20,398
81 Illumina, Inc.
l
16,378
894 Insulet Corporation
l
263,185
1,365 Intuitive Surgical, Inc.
l
362,203
4,879 Ionis Pharmaceuticals, Inc.
l
184,280
4,446 Johnson & Johnson 785,386
1,768 Laboratory Corporation of America
Holdings 416,329
4,455 Lantheus Holdings, Inc.
l
227,027
12,971 Maravai LifeSciences Holdings,
Inc.
l
185,615
1,078 Medpace Holdings, Inc.
l
228,978
6,187 Medtronic plc 480,854
9,970 Merck & Company, Inc. 1,106,171
1,177 Mirati Therapeutics, Inc.
l
53,330
1,288 Novo Nordisk AS ADR 174,318
11,791 NuVasive, Inc.
l
486,261
503 Omnicell, Inc.
l
25,361
10,977 Pfizer, Inc. 562,461
7,487 Progyny, Inc.
l
233,220
129 RAPT Therapeutics, Inc.
l
2,554
535 Regeneron Pharmaceuticals, Inc.
l
385,997
1,665 Sarepta Therapeutics, Inc.
l
215,751
199 Stryker Corporation 48,653

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (14.2%) Value
Health Care (2.2%) - continued
488 Teleflex, Inc. $ 121,819
148 UnitedHealth Group, Inc. 78,467
24,286 Viemed Healthcare, Inc.
l
183,602
684 Waters Corporation
l
234,325
2,159 Zimmer Biomet Holdings, Inc. 275,272
1,496 Zoetis, Inc. 219,239
1,294 Zymeworks, Inc.
h,l
10,171
Total 15,397,377
Industrials (2.0%)
837 3M Company 100,373
3,218 Advanced Drainage Systems, Inc. 263,780
9,069 Air Lease Corporation 348,431
2,279 AMETEK, Inc. 318,422
2,744 ASGN, Inc.
l
223,581
14,026 Badger Infrastructure Solutions,
Ltd. 276,169
6,558 Barnes Group, Inc. 267,894
615 Carlisle Companies, Inc. 144,925
119 Caterpillar, Inc. 28,508
585 Chart Industries, Inc.
l
67,410
6,952 Cimpress plc
l
191,945
699 Cintas Corporation 315,682
22,130 CNH Industrial NV 355,408
4,224 Crane Holdings, Company 424,301
15,751 CSX Corporation 487,966
1,351 Curtiss-Wright Corporation 225,604
242 Deere & Company 103,760
6,635 Delta Air Lines, Inc.
l
218,026
10,451 Dun & Bradstreet Holdings, Inc. 128,129
5,222 Emerson Electric Company 501,625
2,556 Expeditors International of
Washington, Inc. 265,620
5,497 Fastenal Company 260,118
3,273 Forward Air Corporation 343,305
779 FTI Consulting, Inc.
l
123,705
1,161 General Dynamics Corporation 288,056
73 Gorman-Rupp Company 1,870
5,014 Greenbrier Companies, Inc. 168,119
5,850 Helios Technologies, Inc. 318,474
9,004 Howmet Aerospace, Inc. 354,848
186 Hubbell, Inc. 43,651
7,415 IAA, Inc.
l
296,600
610 IDEX Corporation 139,281
19,331 Janus International Group, Inc.
l
184,031
3,025 Johnson Controls International plc 193,600
550 KBR, Inc. 29,040
970 L3Harris Technologies, Inc. 201,964
274 Leidos Holdings, Inc. 28,822
2,033 Lincoln Electric Holdings, Inc. 293,748
3,860 ManpowerGroup, Inc. 321,191
1,538 Middleby Corporation
l
205,938
5,094 Miller Industries, Inc. 135,806
900 Norfolk Southern Corporation 221,778
315 Northrop Grumman Corporation 171,867
1,462 Old Dominion Freight Line, Inc. 414,886
1,592 Parker-Hannifin Corporation 463,272
2,700 Pentair plc 121,446
1,809 Planet Labs PBC
l
7,869
3,502 Quanta Services, Inc. 499,035
6,105 Southwest Airlines Company
l
205,555
7,908 Sun Country Airlines Holdings,
Inc.
l
125,421
3,149 Tennant Company 193,884
5,118 Timken Company 361,689
Shares Common Stock (14.2%) Value
Industrials (2.0%) - continued
9,856 Uber Technologies, Inc.
l
$ 243,739
949 Union Pacific Corporation 196,509
2,235 United Parcel Service, Inc. 388,532
2,084 United Rentals, Inc.
l
740,695
Total 13,545,903
Information Technology (2.5%)
262 Adobe, Inc.
l
88,171
1,593 Amphenol Corporation 121,291
941 ANSYS, Inc.
l
227,336
16,306 Apple, Inc. 2,118,639
1,713 Applied Materials, Inc. 166,812
1,242 Autodesk, Inc.
l
232,093
8,913 BigCommerce Holdings, Inc.
l
77,900
1,496 Bill.com Holdings, Inc.
l
163,004
3,991 Block, Inc.
l
250,794
342 Cadence Design Systems, Inc.
l
54,939
8,881 Ciena Corporation
l
452,753
17,153 Cisco Systems, Inc. 817,169
6,020 Cohu, Inc.
l
192,941
2,168 Dolby Laboratories, Inc. 152,931
13,349 Dropbox, Inc.
l
298,751
572 Enphase Energy, Inc.
l
151,557
3,377 Fidelity National Information
Services, Inc. 229,129
1,032 Fiserv, Inc.
l
104,304
18,027 Gilat Satellite Networks, Ltd.
l
104,557
127 KLA-Tencor Corporation 47,883
14,310 Knowles Corporation
l
234,970
412 Lam Research Corporation 173,164
827 Littelfuse, Inc. 182,105
2,437 Mastercard, Inc. 847,418
3,643 MAXIMUS, Inc. 267,141
4,150 Microchip Technology, Inc. 291,537
11,922 Microsoft Corporation 2,859,134
2,555 MKS Instruments, Inc. 216,485
5,821 National Instruments Corporation 214,795
1,296 NICE, Ltd. ADR
l
249,221
4,767 NVIDIA Corporation 696,649
5,727 ON Semiconductor Corporation
l
357,193
132 Paycom Software, Inc.
l
40,961
5,887 PayPal Holdings, Inc.
l
419,272
113 PDF Solutions, Inc.
l
3,223
392 Plexus Corporation
l
40,349
6,016 QUALCOMM, Inc. 661,399
774 Rambus, Inc.
l
27,725
2,311 Salesforce, Inc.
l
306,415
7,020 Samsung Electronics Company,
Ltd. 308,131
929 ServiceNow, Inc.
l
360,703
794 Skyworks Solutions, Inc. 72,357
2,597 Splunk, Inc.
l
223,576
193 Teledyne Technologies, Inc.
l
77,183
667 Teradyne, Inc. 58,262
4,179 Texas Instruments, Inc. 690,454
4,671 Trimble, Inc.
l
236,166
2,350 TTEC Holdings, Inc. 103,705
36,098 TTM Technologies, Inc.
l
544,358
3,182 Wolfspeed, Inc.
l
219,685
2,587 Workiva, Inc.
l
217,230
Total 17,253,920
Materials (0.7%)
2,483 Allegheny Technologies, Inc.
l
74,142

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (14.2%) Value
Materials (0.7%) - continued
2,126 AptarGroup, Inc. $ 233,817
3,383 Ashland, Inc. 363,774
371 Avery Dennison Corporation 67,151
7,718 Axalta Coating Systems, Ltd.
l
196,577
6,999 Ball Corporation 357,929
6,724 Carpenter Technology Corporation 248,385
553 Celanese Corporation 56,539
2,175 CF Industries Holdings, Inc. 185,310
140 Crown Holdings, Inc. 11,509
2,733 Eastman Chemical Company 222,576
5,093 Ingevity Corporation
l
358,751
30,968 Ivanhoe Mines, Ltd.
l
244,725
562 Linde plc 183,313
41 LSB Industries, Inc.
l
545
2,718 LyondellBasell Industries NV 225,676
2,775 Nucor Corporation 365,773
3,244 PPG Industries, Inc. 407,901
4,989 Steel Dynamics, Inc. 487,425
2,112 United States Lime & Minerals, Inc. 297,285
Total 4,589,103
Real Estate (0.4%)
3,782 Agree Realty Corporation 268,257
2,010 Alexandria Real Estate Equities,
Inc. 292,797
654 AvalonBay Communities, Inc. 105,634
1,672 Camden Property Trust 187,064
1,629 CBRE Group, Inc.
l
125,368
2,216 Digital Realty Trust, Inc. 222,198
473 Equity Commonwealth 11,811
15,482 Healthcare Realty Trust, Inc. 298,338
13,819 Host Hotels & Resorts, Inc. 221,795
10,769 Independence Realty Trust, Inc. 181,565
1,072 Kite Realty Group Trust 22,566
586 National Retail Properties, Inc. 26,815
8,761 National Storage Affiliates Trust 316,447
9,492 Pebblebrook Hotel Trust 127,098
1,349 Public Storage, Inc. 377,976
464 SBA Communications Corporation 130,064
Total 2,915,793
Utilities (0.6%)
5,819 Alliant Energy Corporation 321,267
1,551 American Electric Power
Company, Inc. 147,267
1,420 Black Hills Corporation 99,883
9,920 CenterPoint Energy, Inc. 297,501
2,374 Constellation Energy Corporation 204,663
2,463 Duke Energy Corporation 253,664
5,944 Entergy Corporation 668,700
1,007 Evergy, Inc. 63,371
5,159 NextEra Energy, Inc. 431,292
13,718 NiSource, Inc. 376,148
1,688 NorthWestern Corporation 100,166
706 OGE Energy Corporation 27,922
3,496 Portland General Electric
Company 171,304
3,354 Public Service Enterprise Group,
Inc. 205,500
2,808 Sempra Energy 433,948
Shares Common Stock (14.2%) Value
Utilities (0.6%) - continued
2,326 Spire, Inc. $ 160,168
Total 3,962,764
Total Common Stock
(cost $82,034,855) 98,238,084
Shares
Registered Investment
Companies ( 11.8% ) Value
Unaffiliated  (0.9%)
59,018 Aberdeen Asia-Pacific Income
Fund, Inc. 155,217
23,475 AllianceBernstein Global High
Income Fund, Inc. 216,439
27,863 Allspring Income Opportunities
Fund 178,045
15,300 BlackRock Core Bond Trust 158,814
25,212 BlackRock Corporate High Yield
Fund, Inc. 220,353
20,506 BlackRock Credit Allocation
Income Trust 207,111
2,000 BlackRock Debt Strategies Fund,
Inc. 18,400
1,025 BlackRock Enhanced Equity
Dividend Trust 9,235
18,974 BlackRock Enhanced Global
Dividend Trust 181,391
6,400 BlackRock Enhanced International
Dividend Trust 32,128
1,100 BlackRock Floating Rate Income
Strategies Fund, Inc. 12,386
4,199 BlackRock Income Trust, Inc. 51,816
11,978 BlackRock Multi-Sector Income
Trust 170,207
12,886 Blackstone Strategic Credit Fund
h
136,334
22,216 Eaton Vance Limited Duration
Income Fund 208,608
2,239 Eaton Vance Tax-Managed Global
Diversified Equity Income Fund 16,904
2,180 Energy Select Sector SPDR Fund 190,685
16,734 First Trust High Income Long/Short
Fund 191,604
8,649 Invesco Dynamic Credit
Opportunities Fund
e
92,020
1,900 Materials Select Sector SPDR
Fund 147,592
45,650 Nuveen Credit Strategies Income
Fund 232,359
5,800 Nuveen Preferred Income
Opportunities Fund 42,224
6,800 Nuveen Quality Preferred Income
Fund II 46,240
20,792 PGIM Global High Yield Fund, Inc. 225,385
18,673 PGIM High Yield Bond Fund, Inc. 221,649
7,334 Pimco Dynamic Income Fund 135,532
5,945 SPDR Bloomberg High Yield Bond
ETF 535,050
27,663 SPDR Bloomberg Short Term High
Yield Bond ETF
h
670,551
2,227 SPDR S&P Biotech ETF
l
184,841
2,811 Tri-Continental Corporation 72,046
7,850 Vanguard Short-Term Corporate
Bond ETF 590,242
12,300 Virtus Convertible & Income Fund 41,820
12,871 Virtus Dividend, Interest &
Premium Strategy Fund 145,185

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares
Registered Investment
Companies (11.8%) Value
Unaffiliated  (0.9%)- continued
1,950 Virtus Equity & Convertible Income
Fund $ 35,549
27,169 Voya Global Equity Dividend &
Premium Opportunity Fund 146,984
36,561 Western Asset High Income
Opportunity Fund, Inc. 144,416
Total 6,065,362
Affiliated  (10.9%)
7,851,987 Thrivent Core Emerging Markets
Debt Fund 59,518,062
1,803,571 Thrivent Core International Equity
Fund 15,745,173
Total 75,263,235
Total Registered Investment
Companies (cost $99,381,468) 81,328,597
Shares Preferred Stock ( 1.5% ) Value
Communications Services (0.1%)
25,875 AT&T, Inc., 4.750%
i
451,260
3,374 Paramount Global, Convertible,
5.750% 83,574
11,250 Telephone and Data Systems, Inc.,
6.000%
i
147,375
Total 682,209
Consumer Non-Cyclical (0.2%)
11,300 Becton, Dickinson and Company,
Convertible, 6.000% 565,904
4,982 Boston Scientific Corporation,
Convertible, 5.500% 572,033
4,150 CHS, Inc., 6.750%
d,i
99,725
156 Danaher Corporation, Convertible,
5.000%
h
211,622
Total 1,449,284
Energy (0.1%)
28,205 Crestwood Equity Partners, LP,
9.250%
i
244,255
5,300 Energy Transfer, LP, 7.600%
d,i
116,017
5,109 Nustar Logistics, LP, 10.813%
d
123,638
748 UGI Corporation, Convertible,
7.250% 64,646
Total 548,556
Financials (0.9%)
7,525 Aegon Funding Corporation II,
5.100% 143,427
15,500 Allstate Corporation, 5.100%
i
307,055
11,000 Bank of America Corporation,
4.250%
i
186,450
459 Bank of America Corporation,
Convertible, 7.250%
i
532,440
14,875 Capital One Financial Corporation,
5.000%
i
267,750
16,200 Equitable Holdings, Inc., 5.250%
i
304,722
425 First Horizon Bank, 4.759%
*,d,i
331,500
9,000 First Republic Bank, 4.500%
i
155,340
17,000 J.P. Morgan Chase & Company,
4.200%
i
296,650
Shares Preferred Stock (1.5%) Value
Financials (0.9%) - continued
9,925 J.P. Morgan Chase & Company,
4.750%
i
$ 191,156
9,600 J.P. Morgan Chase & Company,
5.750%
i
224,544
8,297 KKR & Company, Inc.,
Convertible, 6.000% 475,003
9,050 Morgan Stanley, 4.250%
h,i
155,479
16,800 Morgan Stanley, 5.850%
d,i
386,568
11,100 Morgan Stanley, 7.125%
d,i
279,165
17,650 Public Storage, 4.125%
i
303,757
3,775 Public Storage, 4.625%
i
72,140
958 Public Storage, 4.700%
i
18,489
2,700 Regions Financial Corporation,
5.700%
d,i
61,506
2,675 Synovus Financial Corporation,
5.875%
d,i
58,181
14,400 Truist Financial Corporation,
4.750%
h,i
274,896
9,000 U.S. Bancorp, 4.000%
i
146,160
15,500 Wells Fargo & Company, 4.250%
i
255,285
763 Wells Fargo & Company,
Convertible, 7.500%
i
904,155
Total 6,331,818
Utilities (0.2%)
6,554 AES Corporation, Convertible,
6.875% 668,573
3,479 American Electric Power
Company, Inc., Convertible,
6.125% 179,447
17,250 CMS Energy Corporation, 4.200%
i
304,809
2,078 NextEra Energy, Inc., Convertible,
5.279% 105,355
697 NiSource, Inc., Convertible,
7.750% 71,972
9,200 Southern Company, 4.950% 180,688
Total 1,510,844
Total Preferred Stock
(cost $12,548,541) 10,522,711
Shares
Collateral Held for Securities
Loaned ( 1.1% ) Value
7,289,384 Thrivent Cash Management Trust 7,289,384
Total Collateral Held for
Securities Loaned
(cost $7,289,384) 7,289,384
Shares or
Principal
Amount Short-Term Investments ( 10.2% ) Value
Federal Home Loan Bank Discount
Notes
300,000 3.875%, 1/12/2023
m
299,644
300,000 4.100%, 2/3/2023
m,n
298,837
1,300,000 4.170%, 2/8/2023
m,n
1,294,266
100,000 4.170%, 2/10/2023
m,n
99,525
500,000 4.200%, 2/15/2023
m,n
497,367
600,000 4.295%, 3/7/2023
m,n
595,446
600,000 4.460%, 3/24/2023
m,n
594,223
Thrivent Core Short-Term Reserve
Fund
6,601,761 4.710% 66,017,612

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares or
Principal
Amount Short-Term Investments (10.2%) Value
U.S. Treasury Bills
200,000 4.090%, 2/9/2023
m,o
$ 199,202
300,000 4.162%, 2/23/2023
m,o
298,194
400,000 4.193%, 3/23/2023
m,p
396,277
Total Short-Term Investments
(cost $70,581,817) 70,590,593
Total Investments (cost
$790,286,320) 108.6% $749,009,534
Other Assets and Liabilities, Net
(8.6%) (59,369,600)
Total Net Assets 100.0% $689,639,934
a The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b All or a portion of the loan is unfunded.
c Denotes investments purchased on a when-issued or
delayed-delivery basis.
d Denotes variable rate securities. The rate shown is as of
December 31, 2022. The rates of certain variable rate
securities are based on a published reference rate and
spread; these may vary by security and the reference rate
and spread are indicated in their description.  The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions.  These
securities do not indicate a reference rate and spread in
their description.
e Security is valued using significant unobservable inputs.
Further information on valuation can be found in the Notes
to Financial Statements.
f Denotes securities sold under Rule 144A of the Securities
Act of 1933, which exempts them from registration. These
securities may be resold to other dealers in the program or
to other qualified institutional buyers. As of December 31,
2022, the value of these investments was $133,344,967 or
19.3% of total net assets.
g Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of
December 31, 2022.
h All or a portion of the security is on loan.
i Denotes perpetual securities. Perpetual securities pay an
indefinite stream of income and have no contractual maturity date. Date shown, if applicable, is next call date.
j Denotes interest only security.  Interest only securities
represent the right to receive monthly interest payments on
an underlying pool of mortgages or assets.  The principal
shown is the outstanding par amount of the pool as of the
end of the period. The actual effective yield of the security is different than the stated coupon rate.
k All or a portion of the security was earmarked to cover
written options.
l Non-income producing security.
m The interest rate shown reflects the yield.
n All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for
open futures contracts.
o All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and
the fund for open swap contracts.
p At December 31, 2022, $346,742 of investments were
segregated to cover exposure to a counterparty for margin
on open mortgage-backed security transactions.
* Denotes restricted securities. Restricted securities are
investment securities which cannot be offered for public
sale without first being registered under the Securities
Act of 1933. The value of all restricted securities held in
Diversified Income Plus Portfolio as of December 31, 2022
was $622,832 or 0.09% of total net assets. The following
table indicates the acquisition date and cost of restricted
securities shown in the schedule as of December 31, 2022.
Security
Acquisition
Date Cost
Credit Acceptance Corporation,
12/31/2024 5/29/2020 $ 298,941
First Horizon Bank, 4.759% 6/21/2017 323,002
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Diversified Income Plus
Portfolio as of December 31, 2022:
Securities Lending Transactions
Long-Term Fixed Income $ 6,010,555
Common Stock 1,047,079
Total lending $7,057,634
Gross amount payable upon return of
collateral for securities loaned $7,289,384
Net amounts due to counterparty $231,750
Definitions:
ADR - American Depositary Receipt, which are certificates
for an underlying foreign security's shares held by an
issuing U.S. depository bank.
CLO - Collateralized Loan Obligation
ETF - Exchange Traded Fund
FNMA - Federal National Mortgage Association
REMIC - Real Estate Mortgage Investment Conduit
REIT - Real Estate Investment Trust is a company that buys,
develops, manages and/or sells real estate assets.
Ser. - Series
SPDR - S&P Depository Receipts, which are exchange-traded
funds traded in the U.S., Europe, and Asia-Pacific and
managed by State Street Global Advisors.
Reference Rate Index:
CMT 1Y - Constant Maturity Treasury Yield 1 Year
LIBOR 1M - ICE Libor USD Rate 1 Month
LIBOR 2M - ICE Libor USD Rate 2 Month
LIBOR 3M - ICE Libor USD Rate 3 Month
LIBOR 6M - ICE Libor USD Rate 6 Month
PRIME - Federal Reserve Prime Loan Rate
SOFR30A - Secured Overnight Financing Rate 30 Year
Average
SOFRRATE - Secured Overnight Financing Rate
TSFR1M - CME Term SOFR 1 Month
TSFR3M - CME Term SOFR 3 Month

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 26,015,635
Gross unrealized depreciation (70,485,961)
Net unrealized appreciation (depreciation) $ (44,470,326)
Cost for federal income tax purposes $ 792,906,510

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Diversified Income Plus Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Bank Loans
Basic Materials 2,012,859 – 1,854,655 158,204
Capital Goods 4,273,656 – 4,125,577 148,079
Communications Services 7,489,842 – 7,489,842 –
Consumer Cyclical 8,824,746 – 8,824,746 –
Consumer Non-Cyclical 6,339,578 – 6,339,578 –
Energy 889,380 – 889,380 –
Financials 3,294,898 – 3,294,898 –
Technology 9,440,910 – 9,440,910 –
Transportation 3,002,196 – 3,002,196 –
Utilities 363,574 – 363,574 –
Long-Term Fixed Income
Asset-Backed Securities 38,044,596 – 38,044,596 –
Basic Materials 7,635,671 – 7,635,671 –
Capital Goods 14,830,235 – 14,830,235 –
Collateralized Mortgage Obligations 30,085,431 – 30,085,431 –
Commercial Mortgage-Backed Securities 4,451,895 – 4,451,895 –
Communications Services 18,032,965 – 18,032,965 –
Consumer Cyclical 25,226,732 – 25,226,732 –
Consumer Non-Cyclical 21,135,048 – 21,135,048 –
Energy 20,174,235 – 20,174,235 –
Financials 57,317,370 – 57,317,370 –
Foreign Government 135,659 – 135,659 –
Mortgage-Backed Securities 142,129,492 – 142,129,492 –
Technology 14,327,889 – 14,327,889 –
Transportation 5,540,620 – 5,540,620 –
U.S. Government & Agencies 26,923,588 – 26,923,588 –
Utilities 9,117,100 – 9,117,100 –
Common Stock
Communications Services 4,719,926 4,696,556 – 23,370
Consumer Discretionary 10,265,074 10,265,074 – –
Consumer Staples 5,748,751 5,748,751 – –
Energy 5,624,158 5,624,158 – –
Financials 14,215,315 13,966,237 249,078 –
Health Care 15,397,377 15,397,377 – –
Industrials 13,545,903 13,269,734 276,169 –
Information Technology 17,253,920 16,945,789 308,131 –
Materials 4,589,103 4,344,378 244,725 –
Real Estate 2,915,793 2,915,793 – –
Utilities 3,962,764 3,962,764 – –
Preferred Stock
Communications Services 682,209 682,209 – –
Consumer Non-Cyclical 1,449,284 1,237,662 211,622 –
Energy 548,556 548,556 – –
Financials 6,331,818 6,000,318 331,500 –
Utilities 1,510,844 1,510,844 – –
Registered Investment Companies
Unaffiliated 6,065,362 5,973,342 – 92,020
Short-Term Investments 4,572,981 – 4,572,981 –
Subtotal Investments in Securities $600,439,303 $113,089,542 $486,928,088 $421,673
Other Investments  * Total
Affiliated Registered Investment Companies 75,263,235
Affiliated Short-Term Investments 66,017,612
Collateral Held for Securities Loaned 7,289,384
Subtotal Other Investments $148,570,231
Total Investments at Value $749,009,534

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Reference Description:
CBOT
-
Chicago Board of Trade
CME
-
Chicago Mercantile Exchange
EAFE
-
Europe, Australasia and Far East
ICE
-
Intercontinental Exchange
MSCI
-
Morgan Stanley Capital International
S&P
-
Standard & Poor's
Counterparty:
MSC
-
Morgan Stanley & Company
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
Other Financial Instruments Total Level 1 Level 2 Level 3
Asset Derivatives
Futures Contracts 778,099 778,099 – –
Total Asset Derivatives $778,099 $778,099 $– $–
Liability Derivatives
Futures Contracts 1,098,706 1,098,706 – –
Call Options Written 19,266 – – 19,266
Credit Default Swaps 322,727 – 322,727 –
Total Liability Derivatives $1,440,699 $1,098,706 $322,727 $19,266
The following table presents Diversified Income Plus Portfolio's futures contracts held as of December 31, 2022. Investments and/or cash totaling
$3,379,664 were pledged as the initial margin deposit for these contracts.
Futures Contracts Description
Number of
Contracts
Long/(Short)
Expiration
Date Notional Amount
Value and
Unrealized
CBOT 10-Yr. U.S. Treasury Note 2 March 2023 $ 225,132 ( $ 538)
CBOT U.S. Long Bond 136 March 2023 17,036,502 10,248
CME E-mini S&P 500 Index 157 March 2023 31,382,505 (1,073,655)
CME Ultra Long Term U.S. Treasury Bond 126 March 2023 16,825,356 98,019
Ultra 10-Yr. U.S. Treasury Note 24 March 2023 2,842,940 (4,190)
Total Futures Long Contracts $ 68,312,435 ( $ 970,116)
CBOT 2-Yr. U.S. Treasury Note (80) March 2023 ( $ 16,386,630) ( $ 19,621)
CBOT 5-Yr. U.S. Treasury Note (46) March 2023 (4,964,063) (702)
CME E-mini Russell 2000 Index (189) March 2023 (17,330,224) 595,219
ICE mini MSCI EAFE Index (35) March 2023 (3,486,063) 74,613
Total Futures Short Contracts ( $ 42,166,980) $649,509
Total Futures Contracts $ 26,145,455 ($320,607)
The following table presents Diversified Income Plus Portfolio's options contracts held as of December 31, 2022.
Option _ Description
(Underlying Security
Description)
Counter-
party
Number of
Contracts
Exercise
Price
Expiration
Date Notional Amount Value
Unrealized
Appreciation/
(Depreciation)
FNMA Conventional 30-Yr. Pass
Through Call Option
(*)
MSC (13.60) $ 98.94 February 2023 ( $ 13,086,151) ( $ 19,266) $ 69,984
(Federal National Mortgage Association
Conventional 30-Yr. Pass Through)
Total Options Written Contracts ($19,266) $69,984
(*)  Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the
Notes to Financial Statements.

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table presents Diversified Income Plus Portfolio's swaps contracts held as of December 31, 2022. Investments totaling $497,397 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.
Credit Default Swaps
Buy/Sell
Protection
1
Termination
Date
Notional
Principal
Amount
2
Upfront
Payments/
(Receipts) Value
3
Unrealized
Gain/(Loss)
CDX HY 39, 5 Year, at 5.00%, Quarterly Buy 12/20/2027 $ 7,620,000 $ – ( $ 322,727) ( $ 322,727)
Total Credit Default Swaps $– ($322,727) ($322,727)
1 As the buyer of protection, Diversified Income Plus Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Diversified Income Plus Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2 The maximum potential amount of future payments Diversified Income Plus Portfolio could be required to make as the seller or receive as the buyer of protection.
3 The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity's credit worthiness.
The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity's credit worthiness.
When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity's credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity's credit worthiness.
The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2022, for Diversified Income
Plus Portfolio's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting
Policies of the Notes to Financial Statements.
Derivatives by risk category Statement of Assets and Liabilities Location Fair Value
Asset Derivatives
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) $ 108,267
Options Written Net Assets - Distributable earnings/(accumulated loss) 69,984
Total Interest Rate Contracts 178,251
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 669,832
Total Equity Contracts 669,832
Total Asset Derivatives $848,083
Liability Derivatives
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 1,073,655
Total Equity Contracts 1,073,655
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 25,051
Total Interest Rate Contracts 25,051
Credit Contracts
Credit Default Swaps Net Assets - Distributable earnings/(accumulated loss) 322,727
Total Credit Contracts 322,727
Total Liability Derivatives $1,421,433
* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.  Only current day's variation margin is reported within the Statement of Assets and Liabilities.

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2022, for
Diversified Income Plus Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Equity Contracts
Futures Net realized gains/(losses) on Futures contracts 1,333,307
Total Equity Contracts
1,333,307
Interest Rate Contracts
Futures Net realized gains/(losses) on Futures contracts (5,471,792)
Total Interest Rate Contracts
(5,471,792)
Credit Contracts
Credit Default Swaps Net realized gains/(losses) on Swap agreements (111,588)
Total Credit Contracts
(111,588)
Total ($4,250,073)
The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2022, for Diversified Income Plus Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized
appreciation/(depreciation)
recognized in Income
Equity Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (1,041,639)
Total Equity Contracts (1,041,639)
Interest Rate Contracts
Options Written Change in net unrealized appreciation/(depreciation) on Written option contracts 69,984
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (85,256)
Total Interest Rate Contracts (15,272)
Credit Contracts
Credit Default Swaps Change in net unrealized appreciation/(depreciation) on Swap agreements (322,727)
Total Credit Contracts (322,727)
Total ($1,379,638)
The following table presents Diversified Income Plus Portfolio's average volume of derivative activity during the period ended December 31,
2022.
Derivative Risk Category Average Notional Value
Equity Contracts
Futures - Long $25,731,804
Futures - Short (20,200,874)
Interest Rate Contracts
Futures - Long 33,267,139
Futures - Short (20,257,069)
Options Written (653,394)
Credit Contracts
Credit Default Swaps - Buy Protection 5,647

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Diversified Income Plus
Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Registered Investment Companies
Core Emerging Markets Debt $73,032 $3,521 $1,550 $59,518 7,852 8.6%
Core International Equity 26,593 395 6,000 15,745 1,804 2.3
Total Affiliated Registered Investment
Companies 99,625 75,263 10.9
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% 210,377 266,357 410,716 66,018 6,602 9.6
Total Affiliated Short-Term Investments 210,377 66,018 9.6
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment 8,652 147,989 149,352 7,289 7,289 1.1
Total Collateral Held for Securities Loaned 8,652 7,289 1.1
Total Value $318,654 $148,570
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Registered Investment Companies
Core Emerging Markets Debt ($485) ($15,000) $ – $3,521
Core International Equity (494) (4,749) – 395
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% 4 (4) – 2,077
Total Income/Non Income Cash from Affiliated
Investments $5,993
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 153
Total Affiliated Income from Securities Loaned, Net $153
Total Value ($975) ($19,753) $ –

ESG Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock ( 92.9% ) Value
Communications Services (7.6%)
11,015 Alphabet, Inc., Class A
a
$ 971,853
10,190 Alphabet, Inc., Class C
a
904,159
9 Cable One, Inc. 6,407
511 Electronic Arts, Inc. 62,434
81 John Wiley and Sons, Inc. 3,245
298 Liberty Global plc, Class A
a
5,641
521 Liberty Global plc, Class C
a
10,123
1,699 Lumen Technologies, Inc. 8,869
308 New York Times Company 9,998
380 Omnicom Group, Inc. 30,996
54 Scholastic Corporation 2,131
7,715 Verizon Communications, Inc. 303,971
3,349 Walt Disney Company
a
290,961
4,255 Warner Bros. Discovery, Inc.
a
40,337
483 ZoomInfo Technologies, Inc.
a
14,543
Total 2,665,668
Consumer Discretionary (9.4%)
499 Aptiv plc
a
46,472
425 Aramark 17,570
154 Autoliv, Inc. 11,793
67 AutoNation, Inc.
a
7,189
374 Best Buy Company, Inc. 29,999
73 Booking Holdings, Inc.
a
147,116
441 BorgWarner, Inc. 17,750
57 Buckle, Inc. 2,585
254 Capri Holdings, Ltd.
a
14,559
296 CarMax, Inc.
a
18,024
67 Choice Hotels International, Inc. 7,547
66 Columbia Sportswear Company 5,780
225 Darden Restaurants, Inc. 31,124
49 Deckers Outdoor Corporation
a
19,559
66 Domino's Pizza, Inc. 22,862
40 Ethan Allen Interiors, Inc. 1,057
160 Foot Locker, Inc. 6,046
477 GameStop Corporation
a,b
8,805
373 Gap, Inc. 4,207
282 Garmin, Ltd. 26,026
647 Hanesbrands, Inc. 4,115
258 Harley-Davidson, Inc. 10,733
242 Hasbro, Inc. 14,764
504 Hilton Worldwide Holdings, Inc. 63,685
1,881 Home Depot, Inc. 594,133
40 Jack in the Box, Inc. 2,729
237 Kohl's Corporation 5,984
81 La-Z-Boy, Inc. 1,848
479 LKQ Corporation 25,583
1,140 Lowe's Companies, Inc. 227,134
760 Lucid Group, Inc.
a
5,191
507 Marriott International, Inc. 75,487
643 Mattel, Inc.
a
11,471
1,352 McDonald's Corporation 356,293
67 Meritage Homes Corporation
a
6,177
96 Mohawk Industries, Inc.
a
9,813
725 Newell Brands, Inc. 9,483
2,321 NIKE, Inc. 271,580
202 Nordstrom, Inc. 3,260
81 ODP Corporation
a
3,689
74 Pool Corporation 22,372
125 PVH Corporation 8,824
577 Rivian Automotive, Inc.
a
10,634
423 Royal Caribbean Cruises, Ltd.
a
20,909
87 Signet Jewelers, Ltd. 5,916
2,108 Starbucks Corporation 209,114
846 Target Corporation 126,088
Shares Common Stock (92.9%) Value
Consumer Discretionary (9.4%) - continued
4,893 Tesla, Inc.
a
$ 602,720
257 Topgolf Callaway Brands
Corporation
a
5,076
204 Tractor Supply Company 45,894
94 Ulta Beauty, Inc.
a
44,093
344 Under Armour, Inc., Class A
a
3,495
377 Under Armour, Inc., Class C
a
3,363
74 Vail Resorts, Inc. 17,638
613 VF Corporation 16,925
100 Whirlpool Corporation 14,146
149 Wolverine World Wide, Inc. 1,629
Total 3,308,058
Consumer Staples (8.1%)
1,030 Archer-Daniels-Midland Company 95,635
280 Bunge, Ltd. 27,936
390 Campbell Soup Company 22,132
447 Church & Dwight Company, Inc. 36,033
226 Clorox Company 31,715
7,547 Coca-Cola Company 480,065
1,456 Colgate-Palmolive Company 114,718
886 Conagra Brands, Inc. 34,288
300 Darling Ingredients, Inc.
a
18,777
425 Estee Lauder Companies, Inc. 105,447
1,094 General Mills, Inc. 91,732
172 Hain Celestial Group, Inc.
a
2,783
550 Hormel Foods Corporation 25,052
120 Ingredion, Inc. 11,752
196 J.M. Smucker Company 31,058
468 Kellogg Company 33,340
1,439 Keurig Dr. Pepper, Inc. 51,315
620 Kimberly-Clark Corporation 84,165
1,354 Kraft Heinz Company 55,121
1,249 Kroger Company 55,680
264 Lamb Weston Holdings, Inc. 23,591
459 McCormick & Company, Inc. 38,047
2,518 Mondelez International, Inc. 167,825
2,535 PepsiCo, Inc. 457,973
4,382 Procter & Gamble Company 664,136
930 Sysco Corporation 71,098
103 United Natural Foods, Inc.
a
3,987
Total 2,835,401
Energy (1.8%)
1,859 Baker Hughes Company 54,896
413 Cheniere Energy, Inc. 61,934
87 Core Laboratories NV 1,764
1,658 Halliburton Company 65,242
299 HF Sinclair Corporation 15,515
916 Marathon Petroleum Corporation 106,613
715 NOV, Inc. 14,936
822 ONEOK, Inc. 54,005
885 Phillips 66 92,111
785 TechnipFMC plc
a
9,569
724 Valero Energy Corporation 91,847
2,241 Williams Companies, Inc. 73,729
Total 642,161
Financials (9.3%)
497 Allstate Corporation 67,393
567 Ally Financial, Inc. 13,863
1,171 American Express Company 173,015
199 Ameriprise Financial, Inc. 61,963
386 Arthur J. Gallagher & Company 72,777

ESG Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (92.9%) Value
Financials (9.3%) - continued
73 Bank of Hawaii Corporation $ 5,662
1,409 Bank of New York Mellon
Corporation 64,138
277 BlackRock, Inc. 196,291
130 Cathay General Bancorp 5,303
2,672 Charles Schwab Corporation 222,471
767 Chubb, Ltd. 169,200
911 Citizens Financial Group, Inc. 35,866
662 CME Group, Inc. 111,322
241 Comerica, Inc. 16,111
502 Discover Financial Services 49,111
690 Equitable Holdings, Inc. 19,803
70 FactSet Research Systems, Inc. 28,085
336 First Republic Bank 40,955
558 Franklin Resources, Inc. 14,720
594 Hartford Financial Services Group,
Inc. 45,043
73 Heartland Financial USA, Inc. 3,403
2,666 Huntington Bancshares, Inc. 37,591
1,026 Intercontinental Exchange, Inc. 105,257
100 International Bancshares
Corporation 4,576
637 Invesco, Ltd. 11,460
1,718 KeyCorp 29,928
302 Lincoln National Corporation 9,277
376 Loews Corporation 21,932
323 M&T Bank Corporation 46,854
70 MarketAxess Holdings, Inc. 19,522
917 Marsh & McLennan Companies,
Inc. 151,745
303 Moody's Corporation 84,422
2,365 Morgan Stanley 201,072
638 Nasdaq, Inc. 39,141
1,250 New York Community Bancorp,
Inc. 10,750
365 Northern Trust Corporation 32,299
545 Old National Bancorp 9,799
753 PNC Financial Services Group,
Inc. 118,929
458 Principal Financial Group, Inc. 38,435
1,074 Progressive Corporation 139,309
683 Prudential Financial, Inc. 67,931
1,729 Regions Financial Corporation 37,277
626 S&P Global, Inc. 209,672
675 State Street Corporation 52,360
109 SVB Financial Group
a
25,085
885 Synchrony Financial 29,081
415 T. Rowe Price Group, Inc. 45,260
436 Travelers Companies, Inc. 81,746
2,437 Truist Financial Corporation 104,864
404 Umpqua Holdings Corporation 7,211
180 Voya Financial, Inc. 11,068
202 Willis Towers Watson plc 49,405
280 Zions Bancorp NA 13,765
Total 3,263,518
Health Care (12.5%)
3,248 AbbVie, Inc. 524,909
544 Agilent Technologies, Inc. 81,410
136 Align Technology, Inc.
a
28,682
286 AmerisourceBergen Corporation 47,393
983 Amgen, Inc. 258,175
524 Becton, Dickinson and Company 133,253
267 Biogen, Inc.
a
73,938
341 BioMarin Pharmaceutical, Inc.
a
35,290
Shares Common Stock (92.9%) Value
Health Care (12.5%) - continued
288 Bio-Techne Corporation $ 23,869
3,923 Bristol-Myers Squibb Company 282,260
503 Cardinal Health, Inc. 38,666
1,050 Centene Corporation
a
86,110
561 Cigna Holding Company 185,882
91 Cooper Companies, Inc. 30,091
1,270 Danaher Corporation 337,083
101 DaVita, Inc.
a
7,542
405 Dentsply Sirona, Inc. 12,895
724 DexCom, Inc.
a
81,986
1,139 Edwards Lifesciences Corporation
a
84,981
441 Elevance Health, Inc. 226,220
2,303 Gilead Sciences, Inc. 197,713
422 HCA Healthcare, Inc. 101,263
250 Henry Schein, Inc.
a
19,968
461 Hologic, Inc.
a
34,487
232 Humana, Inc. 118,828
153 IDEXX Laboratories, Inc.
a
62,418
290 Illumina, Inc.
a
58,638
127 Insulet Corporation
a
37,388
343 IQVIA Holding, Inc.
a
70,277
115 Jazz Pharmaceuticals, Inc.
a
18,321
166 Laboratory Corporation of America
Holdings 39,090
4,654 Merck & Company, Inc. 516,361
41 Mettler-Toledo International, Inc.
a
59,263
160 Patterson Companies, Inc. 4,485
143 Pediatrix Medical Group, Inc.
a
2,125
214 Quest Diagnostics, Inc. 33,478
270 ResMed, Inc. 56,195
199 Select Medical Holdings
Corporation 4,941
185 STERIS plc 34,168
296 Teladoc Health, Inc.
a
7,000
472 Vertex Pharmaceuticals, Inc.
a
136,304
111 Waters Corporation
a
38,026
136 West Pharmaceutical Services,
Inc. 32,008
860 Zoetis, Inc. 126,033
Total 4,389,413
Industrials (8.5%)
1,017 3M Company 121,959
240 A.O. Smith Corporation 13,738
158 ACCO Brands Corporation 883
60 Acuity Brands, Inc. 9,937
117 AGCO Corporation 16,227
198 Air Lease Corporation 7,607
161 Allegion plc 16,947
72 Applied Industrial Technologies,
Inc. 9,074
47 ArcBest Corporation 3,292
94 ASGN, Inc.
a
7,659
57 Avis Budget Group, Inc.
a
9,344
287 Builders FirstSource, Inc.
a
18,621
228 C.H. Robinson Worldwide, Inc. 20,876
1,546 Carrier Global Corporation 63,772
970 Caterpillar, Inc. 232,373
788 Copart, Inc.
a
47,981
3,934 CSX Corporation 121,875
260 Cummins, Inc. 62,995
533 Deere & Company 228,529
293 Delta Air Lines, Inc.
a
9,628
76 Deluxe Corporation 1,290
265 Dover Corporation 35,884

ESG Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (92.9%) Value
Industrials (8.5%) - continued
732 Eaton Corporation plc $ 114,887
91 EMCOR Group, Inc. 13,478
301 Expeditors International of
Washington, Inc. 31,280
97 Exponent, Inc. 9,612
1,060 Fastenal Company 50,159
383 Ferguson plc 48,629
240 Flowserve Corporation 7,363
621 Fortive Corporation 39,899
241 Fortune Brands Innovations, Inc. 13,763
312 Graco, Inc. 20,985
85 Granite Construction, Inc. 2,981
34 Heidrick & Struggles International,
Inc. 951
78 HNI Corporation 2,218
36 ICF International, Inc. 3,566
140 IDEX Corporation 31,966
569 Illinois Tool Works, Inc. 125,351
741 Ingersoll - Rand, Inc. 38,717
107 Interface, Inc. 1,056
1,265 Johnson Controls International plc 80,960
59 Kelly Services, Inc. 997
280 Knight-Swift Transportation
Holdings, Inc. 14,675
60 Lennox International, Inc. 14,354
102 Lincoln Electric Holdings, Inc. 14,738
95 ManpowerGroup, Inc. 7,905
414 Masco Corporation 19,321
370 MDU Resources Group, Inc. 11,226
95 Middleby Corporation
a
12,720
431 Norfolk Southern Corporation 106,207
179 Owens Corning, Inc. 15,269
640 PACCAR, Inc. 63,341
237 Parker-Hannifin Corporation 68,967
307 Pentair plc 13,809
263 Quanta Services, Inc. 37,477
57 Resources Connection, Inc. 1,048
201 Robert Half International, Inc. 14,840
212 Rockwell Automation, Inc. 54,605
94 Ryder System, Inc. 7,856
289 Sensata Technologies Holding plc 11,670
98 Snap-On, Inc. 22,392
274 Southwest Airlines Company
a
9,226
272 Stanley Black & Decker, Inc. 20,433
143 Steelcase, Inc. 1,011
33 Tennant Company 2,032
99 Tetra Tech, Inc. 14,374
121 Timken Company 8,551
426 Trane Technologies plc 71,606
353 TransUnion 20,033
62 TrueBlue, Inc.
a
1,214
162 U-Haul Holding Company 8,907
1,147 Union Pacific Corporation 237,509
1,344 United Parcel Service, Inc. 233,641
129 United Rentals, Inc.
a
45,849
84 W.W. Grainger, Inc. 46,725
320 Wabtec Corporation 31,939
332 Xylem, Inc. 36,709
Total 3,001,488
Information Technology (28.6%)
1,162 Accenture plc 310,068
860 Adobe, Inc.
a
289,416
2,966 Advanced Micro Devices, Inc.
a
192,108
295 Akamai Technologies, Inc.
a
24,869
Shares Common Stock (92.9%) Value
Information Technology (28.6%) - continued
945 Analog Devices, Inc. $ 155,008
160 ANSYS, Inc.
a
38,654
1,580 Applied Materials, Inc. 153,860
399 Autodesk, Inc.
a
74,561
763 Automatic Data Processing, Inc. 182,250
288 Black Knight, Inc.
a
17,784
503 Cadence Design Systems, Inc.
a
80,802
7,607 Cisco Systems, Inc. 362,397
323 Cognex Corporation 15,217
951 Cognizant Technology Solutions
Corporation 54,388
377 CommScope Holding Company,
Inc.
a
2,771
1,482 Corning, Inc. 47,335
136 Coupa Software, Inc.
a
10,767
488 Dell Technologies, Inc. 19,627
109 F5, Inc.
a
15,643
46 Fair Isaac Corporation
a
27,535
1,117 Fidelity National Information
Services, Inc. 75,788
176 First Solar, Inc.
a
26,363
845 Flex, Ltd.
a
18,134
1,231 Fortinet, Inc.
a
60,184
1,100 Gen Digital, Inc. 23,573
145 Guidewire Software, Inc.
a
9,071
2,394 Hewlett Packard Enterprise
Company 38,208
1,900 HP, Inc. 51,053
83 HubSpot, Inc.
a
23,998
7,547 Intel Corporation 199,467
1,659 International Business Machines
Corporation 233,737
492 Intuit, Inc. 191,496
82 Itron, Inc.
a
4,153
329 Keysight Technologies, Inc.
a
56,282
252 Lam Research Corporation 105,916
1,585 Mastercard, Inc. 551,152
1,015 Microchip Technology, Inc. 71,304
13,016 Microsoft Corporation 3,121,497
307 Motorola Solutions, Inc. 79,117
4,574 NVIDIA Corporation 668,444
484 NXP Semiconductors NV 76,487
278 Okta, Inc.
a
18,996
798 ON Semiconductor Corporation
a
49,771
2,937 Oracle Corporation 240,070
95 Paycom Software, Inc.
a
29,479
2,018 PayPal Holdings, Inc.
a
143,722
206 PTC, Inc.
a
24,728
143 RingCentral, Inc.
a
5,062
195 Roper Industries, Inc. 84,258
1,835 Salesforce, Inc.
a
243,303
364 Seagate Technology Holdings plc 19,150
371 ServiceNow, Inc.
a
144,048
297 Skyworks Solutions, Inc. 27,066
297 Splunk, Inc.
a
25,569
281 Synopsys, Inc.
a
89,720
588 TE Connectivity, Ltd. 67,502
189 Teradata Corporation
a
6,362
1,679 Texas Instruments, Inc. 277,404
455 Trimble, Inc.
a
23,005
3,004 Visa, Inc. 624,111
387 VMware, Inc.
a
47,508
726 Western Union Company 9,997
367 Workday, Inc.
a
61,410
216 Xerox Holdings Corporation 3,154

ESG Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (92.9%) Value
Information Technology (28.6%) - continued
95 Zebra Technologies Corporation
a
$ 24,359
Total 10,050,238
Materials (2.7%)
408 Air Products and Chemicals, Inc. 125,770
216 Albemarle Corporation 46,842
149 Avery Dennison Corporation 26,969
415 Axalta Coating Systems, Ltd.
a
10,570
577 Ball Corporation 29,508
63 Compass Minerals International,
Inc. 2,583
471 Ecolab, Inc. 68,559
98 H.B. Fuller Company 7,019
470 International Flavors & Fragrances,
Inc. 49,275
916 Linde plc 298,781
63 Minerals Technologies, Inc. 3,825
634 Mosaic Company 27,813
1,458 Newmont Corporation 68,817
432 PPG Industries, Inc. 54,320
43 Schnitzer Steel Industries, Inc. 1,318
267 Sealed Air Corporation 13,318
452 Sherwin-Williams Company 107,273
184 Sonoco Products Company 11,171
Total 953,731
Real Estate (3.4%)
855 American Tower Corporation 181,140
211 Anywhere Real Estate, Inc.
a
1,348
257 AvalonBay Communities, Inc. 41,511
273 Boston Properties, Inc. 18,449
590 CBRE Group, Inc.
a
45,406
206 Corporate Office Properties Trust 5,344
796 Crown Castle, Inc. 107,969
525 Digital Realty Trust, Inc. 52,642
167 Equinix, Inc. 109,390
656 Equity Residential 38,704
134 Federal Realty Investment Trust 13,539
996 Healthpeak Properties, Inc. 24,970
1,306 Host Hotels & Resorts, Inc. 20,961
534 Iron Mountain, Inc. 26,620
88 Jones Lang LaSalle, Inc.
a
14,025
383 Macerich Company 4,313
148 PotlatchDeltic Corporation 6,511
1,696 Prologis, Inc. 191,190
199 SBA Communications Corporation 55,782
601 Simon Property Group, Inc. 70,605
597 UDR, Inc. 23,122
736 Ventas, Inc. 33,157
851 Welltower, Inc. 55,783
1,360 Weyerhaeuser Company 42,160
Total 1,184,641
Utilities (1.0%)
334 American Water Works Company,
Inc. 50,908
257 Atmos Energy Corporation 28,802
134 Avista Corporation 5,941
652 Consolidated Edison, Inc. 62,142
460 Essential Utilities, Inc. 21,956
634 Eversource Energy 53,155
176 New Jersey Resources
Corporation 8,733
81 Ormat Technologies, Inc. 7,005
Shares Common Stock (92.9%) Value
Utilities (1.0%) - continued
577 Sempra Energy $ 89,170
388 UGI Corporation 14,383
Total 342,195
Total Common Stock
(cost $34,871,663) 32,636,512
Shares
Registered Investment
Companies ( 7.1% ) Value
Unaffiliated  (7.1%)
34,573 iShares MSCI KLD 400 Social ETF 2,481,996
Total 2,481,996
Total Registered Investment
Companies (cost $2,442,639) 2,481,996
Shares
Collateral Held for Securities
Loaned ( <0.1% ) Value
7,500 Thrivent Cash Management Trust 7,500
Total Collateral Held for
Securities Loaned
(cost $7,500) 7,500
Total Investments (cost
$37,321,802) 100.0% $35,126,008
Other Assets and Liabilities, Net
(<0.1%) (15,349)
Total Net Assets 100.0% $35,110,659
a Non-income producing security.
b All or a portion of the security is on loan.
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent ESG Index Portfolio as of
December 31, 2022:
Securities Lending Transactions
Common Stock $ 7,384
Total lending $7,384
Gross amount payable upon return of
collateral for securities loaned $7,500
Net amounts due to counterparty $116
Definitions:
ETF - Exchange Traded Fund
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 2,197,299
Gross unrealized depreciation (4,809,736)
Net unrealized appreciation (depreciation) $ (2,612,437)
Cost for federal income tax purposes $ 37,738,445

ESG Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing ESG Index Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Common Stock
Communications Services 2,665,668 2,665,668 – –
Consumer Discretionary 3,308,058 3,308,058 – –
Consumer Staples 2,835,401 2,835,401 – –
Energy 642,161 642,161 – –
Financials 3,263,518 3,263,518 – –
Health Care 4,389,413 4,389,413 – –
Industrials 3,001,488 3,001,488 – –
Information Technology 10,050,238 10,050,238 – –
Materials 953,731 953,731 – –
Real Estate 1,184,641 1,184,641 – –
Utilities 342,195 342,195 – –
Registered Investment Companies
Unaffiliated 2,481,996 2,481,996 – –
Subtotal Investments in Securities $35,118,508 $35,118,508 $– $–
Other Investments  * Total
Collateral Held for Securities Loaned 7,500
Subtotal Other Investments $7,500
Total Investments at Value $35,126,008
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in ESG Index Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $127 $7,898 $8,025 $– – –
Total Affiliated Short-Term Investments 127 – –
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment 2 1,118 1,112 8 8 <0.1%
Total Collateral Held for Securities Loaned 2 8 <0.1
Total Value $129 $8
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $– $– $ – $1
Total Income/Non Income Cash from Affiliated
Investments $1
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 1
Total Affiliated Income from Securities Loaned, Net $1
Total Value $– $– $ –

Global Stock Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock ( 77.7% ) Value
Communications Services (4.0%)
166,701 Alphabet, Inc., Class C
a
$ 14,791,380
2,579 AMC Networks, Inc.
a
40,413
404,577 Auto Trader Group plc
b
2,519,457
30,326 Bollore SA 169,473
40 Cable One, Inc. 28,474
42,770 Carsales.com, Ltd. 601,884
104,578 Comcast Corporation 3,657,093
1,945 DISH Network Corporation
a
27,308
3,457 Emerald Holding, Inc.
a
12,238
636 EverQuote, Inc.
a
9,375
4,000 HKT Trust and HKT, Ltd. 4,896
23,257 Informa plc 173,492
3,896 Interpublic Group of Companies,
Inc. 129,776
8,758 Ipsos SA 548,501
9,400 KDDI Corporation 285,073
633 Liberty Broadband Corporation,
Class C
a
48,279
1,032 Liberty Latin America, Ltd.
a
7,771
2,962 Live Nation Entertainment, Inc.
a
206,570
2,212 Match Group, Inc.
a
91,776
113,937 Mediaset Espana Comunicacion
SA
a
404,255
46,374 Meta Platforms, Inc.
a
5,580,647
106,551 Moneysupermarket.com Group plc 248,395
14,135 Netflix, Inc.
a
4,168,129
2,102 New York Times Company 68,231
35,903 Nine Entertainment Company
Holdings, Ltd. 44,791
45,500 Nintendo Company, Ltd. 1,913,119
7,400 Nippon Telegraph and Telephone
Corporation 211,037
3,228 Omnicom Group, Inc. 263,308
2,605 Pinterest, Inc.
a
63,249
12,529 Publicis Groupe SA 800,379
13,907 QuinStreet, Inc.
a
199,565
8,258 REA Group, Ltd. 621,056
959 ROBLOX Corporation
a
27,293
24,559 Rogers Communications, Inc. 1,149,412
1,048 SciPlay Corporation
a
16,852
1,032 Scout24 SE
b
51,944
43,067 SEEK, Ltd. 612,273
4,486 Snap, Inc.
a
40,150
47,100 SoftBank Group Corporation 1,991,998
6,636 Telenet Group Holding NV 108,394
3,128 Trade Desk, Inc.
a
140,228
1,062 Tripadvisor, Inc.
a
19,095
46,800 TV Asahi Holdings Corporation 474,316
107,434 Verizon Communications, Inc. 4,232,900
180,093 Warner Bros. Discovery, Inc.
a
1,707,282
273,900 Z Holdings Corporation 684,070
1,557 ZipRecruiter, Inc.
a
25,566
23,285 ZoomInfo Technologies, Inc.
a
701,111
Total 49,922,274
Consumer Discretionary (8.2%)
4,474 2U, Inc.
a
28,052
126,562 Amazon.com, Inc.
a
10,631,208
856 American Axle & Manufacturing
Holdings, Inc.
a
6,694
110 America's Car-Mart, Inc.
a
7,949
23,579 Aptiv plc
a
2,195,912
146,521 Aristocrat Leisure, Ltd. 3,019,188
3,109 Autoliv, Inc. 238,087
79 AutoNation, Inc.
a
8,477
Shares Common Stock (77.7%) Value
Consumer Discretionary (8.2%) - continued
39,847 B&M European Value Retail SA $ 197,794
5,537 Bayerische Motoren Werke AG 490,217
1,300 Beazer Homes USA, Inc.
a
16,588
2,984 Best Buy Company, Inc. 239,347
2,774 Bloomin' Brands, Inc. 55,813
1,647 Booking Holdings, Inc.
a
3,319,166
1,310 Brunswick Corporation 94,425
2,564 Buckle, Inc. 116,277
3,728 Burlington Stores, Inc.
a
755,889
2,870 Cheesecake Factory, Inc. 91,008
571 Chegg, Inc.
a
14,429
3,324 Chico's FAS, Inc.
a
16,354
2,182 Chipotle Mexican Grill, Inc.
a
3,027,503
14,500 Chiyoda Company, Ltd. 86,013
442 Chuy's Holdings, Inc.
a
12,509
2,566 Clarus Corporation 20,117
207 Columbia Sportswear Company 18,129
4,092 Compagnie Financiere Richemont
SA 530,569
12,221 Compass Group plc 282,209
2,450 Container Store Group, Inc.
a
10,559
15,724 Cooper-Standard Holdings, Inc.
a
142,459
3,941 Culp, Inc. 18,089
37,266 D.R. Horton, Inc. 3,321,891
458 Darden Restaurants, Inc. 63,355
5,145 Designer Brands, Inc. 50,318
646 D'ieteren Group 123,975
254 Dollar Tree, Inc.
a
35,926
3,028 Dollarama, Inc. 177,096
955 Dorman Products, Inc.
a
77,231
20,832 Duluth Holdings, Inc.
a,c
128,742
1,892 Duolingo, Inc.
a
134,578
4,271 eBay, Inc. 177,118
20,558 Entain plc 327,389
65,431 Everi Holdings, Inc.
a
938,935
676 Evolution Gaming Group AB
b
65,845
200 Fast Retailing Company, Ltd. 121,707
12,704 Ferrari NV 2,724,219
8,501 Five Below, Inc.
a
1,503,572
1,685 Flutter Entertainment plc
a
230,897
12,620 Foot Locker, Inc. 476,910
149,346 Ford Motor Company 1,736,894
990 Fox Factory Holding Corporation
a
90,318
10,263 Gap, Inc. 115,767
294 Garmin, Ltd. 27,133
7,835 Gentex Corporation 213,660
147,400 Genting Singapore, Ltd. 105,193
260 Genuine Parts Company 45,113
7,859 Goodyear Tire & Rubber
Company
a
79,769
1,553 H&R Block, Inc. 56,700
1,080 Harley-Davidson, Inc. 44,928
3,012 Hermes International 4,662,115
1,188 Hibbet, Inc. 81,045
3,246 Hilton Worldwide Holdings, Inc. 410,165
13,471 Home Depot, Inc. 4,254,950
93,400 Honda Motor Company, Ltd. 2,130,361
3,590 Hyatt Hotels Corporation
a
324,715
29,600 Iida Group Holdings Company,
Ltd. 449,418
90,285 Industria de Diseno Textil SA 2,398,056
41,590 InterContinental Hotels Group plc 2,386,396
2,300 Izumi Company, Ltd. 51,931
23,743 JB Hi-Fi, Ltd. 676,718
6,531 Kohl's Corporation 164,908

Global Stock Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (77.7%) Value
Consumer Discretionary (8.2%) - continued
2,500 KOMEDA Holdings Company, Ltd. $ 47,168
232 Kura Sushi USA, Inc.
a
11,062
1,093 La Francaise des Jeux SAEM
b
43,981
1,640 La-Z-Boy, Inc. 37,425
4,075 Lear Corporation 505,381
3,733 Lithia Motors, Inc. 764,294
393,263 Lottery Corporation, Ltd.
a
1,198,700
26,468 Lowe's Companies, Inc. 5,273,484
3,680 LVMH Moet Hennessy Louis
Vuitton SE 2,677,901
343 M.D.C. Holdings, Inc. 10,839
17,550 Macy's, Inc. 362,408
4,571 Magna International, Inc. 256,799
135 Marriott Vacations Worldwide
Corporation 18,170
13,100 McDonald's Holdings Company
(Japan), Ltd. 497,884
1,790 Modine Manufacturing Company
a
35,549
4,623 Mohawk Industries, Inc.
a
472,563
2,700 Moncler SPA 143,469
108 Murphy USA, Inc. 30,190
11,175 Newell Brands, Inc. 146,169
8,965 Next plc 628,187
44,983 NIKE, Inc. 5,263,461
6,100 Nitori Holdings Company, Ltd. 797,041
14,128 Nordstrom, Inc.
c
228,026
173 NVR, Inc.
a
797,976
84 O'Reilly Automotive, Inc.
a
70,899
12,200 Oriental Land Company, Ltd. 1,775,395
4,000 Pan Pacific International Holdings
Company 74,296
7,158 Papa John's International, Inc. 589,175
910 Patrick Industries, Inc. 55,146
2,805 PENN Entertainment, Inc.
a
83,309
17,591 Planet Fitness, Inc.
a
1,386,171
2,899 Playa Hotels and Resorts NV
a
18,930
2,842 Polaris, Inc. 287,042
55,284 Porsche Automobil Holding SE 3,014,954
2,381 Premier Investments, Ltd. 39,893
3,753 PVH Corporation 264,924
3,844 Rivian Automotive, Inc.
a
70,845
3,777 Ross Stores, Inc. 438,396
1,825 Ruth's Hospitality Group, Inc. 28,251
86,400 Sands China, Ltd.
a
283,412
21,500 Sangetsu Company, Ltd. 350,467
7,300 Sekisui House, Ltd. 129,422
200 Shimano, Inc. 31,604
969 Six Flags Entertainment
Corporation
a
22,529
10,123 Skyline Champion Corporation
a
521,436
23,500 Sony Group Corporation 1,791,208
38,338 Sony Group Corporation ADR 2,924,423
136,089 Stellantis NV 1,933,867
398 Taylor Morrison Home Corporation
a
12,079
28,962 Tesla, Inc.
a
3,567,539
3,137 Texas Roadhouse, Inc. 285,310
28,486 ThredUp, Inc.
a
37,317
2,500 Tokyotokeiba Company, Ltd. 71,599
282 TopBuild Corporation
a
44,130
201,400 Toyota Motor Corporation 2,747,609
4,185 Travel + Leisure Company 152,334
413 TravelCenters of America, Inc.
a
18,494
1,665 Ulta Beauty, Inc.
a
781,002
119 Vail Resorts, Inc. 28,364
2,250 Visteon Corporation
a
294,368
Shares Common Stock (77.7%) Value
Consumer Discretionary (8.2%) - continued
750 Volkswagen AG $ 117,656
131 Williams-Sonoma, Inc. 15,055
3,776 Wingstop, Inc. 519,653
7,502 Wyndham Hotels & Resorts, Inc. 534,968
14,112 Xometry, Inc.
a
454,830
36,100 ZOZO, Inc. 891,517
1,158 Zumiez, Inc.
a
25,175
Total 103,910,107
Consumer Staples (4.7%)
27,549 Alimentation Couche-Tard, Inc. 1,210,610
11,700 Arcs Company, Ltd. 195,039
5,600 Asahi Group Holdings, Ltd. 174,315
22,139 BJ's Wholesale Club Holdings,
Inc.
a
1,464,716
71,144 British American Tobacco plc 2,814,339
1,062 Cal-Maine Foods, Inc. 57,826
628 Carlsberg AS 83,302
5,192 Casey's General Stores, Inc. 1,164,825
11,664 Celsius Holdings, Inc.
a
1,213,523
424 Coca-Cola European Partners plc 23,456
2,671 Coca-Cola HBC AG 63,140
114,466 Coles Group, Ltd. 1,297,546
128,839 Coty, Inc.
a
1,102,862
1,033 Darling Ingredients, Inc.
a
64,655
13,146 Davide Campari-Milano NV 133,462
96,070 Diageo plc 4,205,185
18,874 e.l.f. Beauty, Inc.
a
1,043,732
530 Empire Company, Ltd. 13,958
14,210 Flowers Foods, Inc. 408,395
21,277 ForFarmers BV 66,796
1,041 Heineken Holding NV 80,397
2,893 Heineken NV 272,497
189 Hershey Company 43,767
67,578 Imperial Brands plc 1,683,453
843 Ingredion, Inc. 82,555
73,600 Japan Tobacco, Inc. 1,483,793
900 Kikkoman Corporation 47,373
1,400 Kobe Bussan Company, Ltd. 40,350
37,102 Koninklijke Ahold Delhaize NV 1,066,726
9,940 Kroger Company 443,125
48,873 Lamb Weston Holdings, Inc. 4,367,291
1,499 Lancaster Colony Corporation 295,753
5,200 Ministop Company, Ltd. 56,191
22,819 Mowi ASA 388,843
60,389 Nestle SA 6,975,499
2,413 Performance Food Group
Company
a
140,895
91,395 Philip Morris International, Inc. 9,250,088
3,117 Post Holdings, Inc.
a
281,340
107 Seneca Foods Corporation
a
6,522
6,200 Seven & I Holdings Company, Ltd. 265,710
1,336 Sprouts Farmers Markets, Inc.
a
43,246
32,315 Sysco Corporation 2,470,482
6,100 Toyo Suisan Kaisha, Ltd. 235,008
17,291 Turning Point Brands, Inc. 374,004
1,446 Tyson Foods, Inc. 90,014
37,865 Unilever plc 1,899,937
68,483 Walmart, Inc. 9,710,205
278,000 WH Group, Ltd.
b
162,140
2,100 Yakult Honsha Company, Ltd. 136,705
Total 59,195,591

Global Stock Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (77.7%) Value
Energy (5.2%)
7,258 Antero Midstream Corporation $ 78,314
18,595 ARC Resources, Ltd. 250,634
7,823 Archrock, Inc. 70,251
1,956 Baker Hughes Company 57,761
535,300 BP plc 3,088,665
100,727 BP plc ADR 3,518,394
473 Cactus, Inc. 23,773
1,339 California Resources Corporation 58,260
2,261 Callon Petroleum Company
a
83,860
49,322 Canadian Natural Resources, Ltd. 2,738,937
5,874 ChampionX Corporation 170,287
131 Civitas Resources, Inc. 7,589
14,195 Clean Energy Fuels Corporation
a
73,814
1,064 Comstock Resources, Inc. 14,587
48,723 ConocoPhillips 5,749,314
48,049 Devon Energy Corporation 2,955,494
4,709 Enbridge, Inc. 184,047
171,400 Eneos Holdings, Inc. 583,688
148,697 Enterprise Products Partners, LP 3,586,572
14,651 EQT Corporation 495,643
75,107 Equinor ASA 2,699,366
17,780 Exxon Mobil Corporation 1,961,134
4,327 Green Plains, Inc.
a
131,973
49 Gulfport Energy Corporation
a
3,608
51,591 Halliburton Company 2,030,106
1,511 Helmerich & Payne, Inc. 74,900
5,856 HF Sinclair Corporation 303,868
29,700 Inpex Corporation 319,139
3,745 International Seaways, Inc. 138,640
2,400 Japan Petroleum Exploration
Company, Ltd. 70,563
18,175 Liberty Energy, Inc. 290,982
1,995 Magnolia Oil & Gas Corporation 46,783
1,609 Marathon Oil Corporation 43,556
23,004 Marathon Petroleum Corporation 2,677,436
14,784 Matador Resources Company 846,236
4,928 Neste Oil Oyj 227,264
2,739 NexTier Oilfield Solutions, Inc.
a
25,308
20,525 NOV, Inc. 428,767
21,145 OMV AG 1,087,715
6,543 Par Pacific Holdings, Inc.
a
152,125
7,906 PBF Energy, Inc. 322,407
16,530 Pembina Pipeline Corporation 561,092
6,120 Phillips 66 636,970
24,813 Pioneer Natural Resources
Company 5,667,041
23,735 ProPetro Holding Corporation
a
246,132
746 Range Resources Corporation 18,665
23,770 Repsol SA 378,346
31,762 Saras SPA
a
39,049
836 Select Energy Services, Inc. 7,725
208,670 Shell plc 5,882,607
4,618 SM Energy Company 160,845
705 Solaris Oilfield Infrastructure, Inc. 7,001
3,877 Southwestern Energy Company
a
22,680
30,540 Suncor Energy, Inc. 968,754
26,858 Talos Energy, Inc.
a
507,079
129,035 TC Energy Corporation 5,144,246
1,672 Technip Energies NV ADR 26,150
111,728 TechnipFMC plc
a
1,361,964
88,676 TotalEnergies SE 5,566,456
6,359 U.S. Silica Holdings, Inc.
a
79,487
3,078 Viper Energy Partners, LP 97,850
Shares Common Stock (77.7%) Value
Energy (5.2%) - continued
4,811 Williams Companies, Inc. $ 158,282
Total 65,210,181
Financials (12.7%)
28,617 AB Industrivarden, Class A 696,053
47,274 AB Industrivarden, Class C 1,146,983
35,174 AGNC Investment Corporation 364,051
14,576 Allianz SE 3,112,807
3,304 Allstate Corporation 448,022
2,053 Ambac Financial Group, Inc.
a
35,804
22,329 American Express Company 3,299,110
3,238 American Financial Group, Inc. 444,513
6,215 Annaly Capital Management, Inc. 131,012
15,660 ANZ Group Holdings, Ltd.
a
252,266
6,884 Arthur J. Gallagher & Company 1,297,909
550 Assurant, Inc. 68,783
1,012 Assured Guaranty, Ltd. 63,007
3,753 ASX, Ltd. 172,849
26,871 Azimut Holding SPA 601,258
9,402 Baloise Holding AG 1,449,852
2,600 Banc of California, Inc. 41,418
11,689 Banca Farmafactoring SPA
b
92,738
18,481 Banca Mediolanum SPA 153,991
26,592 Banco Bilbao Vizcaya Argentaria
SA 160,170
181,739 Bank Hapoalim, Ltd. 1,636,364
274,395 Bank Leumi Le-Israel BM 2,285,383
169,348 Bank of America Corporation 5,608,806
4,924 Bank of Montreal 446,069
10,072 Bank of New York Mellon
Corporation 458,477
7,142 Bank of Nova Scotia 349,926
3,915 BankFinancial Corporation 41,225
288,051 Barclays plc 548,110
471 BayCom Corporation 8,940
540 BCB Bancorp, Inc. 9,715
15,807 Beazley plc 129,277
134,000 BOC Hong Kong (Holdings), Ltd. 454,903
341 Bread Financial Holdings, Inc. 12,842
4,221 Brighthouse Financial, Inc.
a
216,411
522 Brookline Bancorp, Inc. 7,386
393 Byline Bancorp, Inc. 9,027
397,417 CaixaBank SA 1,558,184
123,649 Canadian Imperial Bank of
Commerce 5,001,666
58,853 Canadian Western Bank 1,045,793
23,661 Capital One Financial Corporation 2,199,527
12,468 Carlyle Group, Inc. 372,045
595 Cboe Global Markets, Inc. 74,655
19,359 Central Pacific Financial
Corporation 392,601
79,506 Charles Schwab Corporation 6,619,670
3,200 Chimera Investment Corporation 17,600
23,590 Chubb, Ltd. 5,203,954
1,317 Citizens Financial Group, Inc. 51,850
27,833 Columbia Banking System, Inc. 838,608
34,588 Comerica, Inc. 2,312,208
25,720 Commonwealth Bank of Australia 1,786,381
3,226 Community Trust Bancorp, Inc. 148,170
2,851 ConnectOne Bancorp, Inc. 69,023
36 CrossFirst Bankshares, Inc.
a
447
20,634 Customers Bancorp, Inc.
a
584,768
180,000 DBS Group Holdings, Ltd. 4,556,089
29,867 Deutsche Boerse AG 5,142,785
24,616 Direct Line Insurance Group plc 65,611

Global Stock Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (77.7%) Value
Financials (12.7%) - continued
20,393 Discover Financial Services $ 1,995,047
213,875 DNB Bank ASA 4,224,058
3,973 East West Bancorp, Inc. 261,821
2,868 Enova International, Inc.
a
110,045
110,213 Equitable Holdings, Inc. 3,163,113
523 Equity Bancshares, Inc. 17,086
1,309 Essent Group, Ltd. 50,894
19,656 Euronext NV
b
1,455,153
848 Fairfax Financial Holdings, Ltd. 502,330
679 Farmers National Banc
Corporation 9,587
4,064 Financial Institutions, Inc. 98,999
3,633 First Financial Corporation 167,409
868 First Foundation, Inc. 12,438
1,206 First International Bank of Israel,
Ltd. 47,567
1,635 First of Long Island Corporation 29,430
3,015 First Republic Bank 367,498
252 FirstCash Holdings, Inc. 21,901
5,745 Flushing Financial Corporation 111,338
1,193 Global Life, Inc. 143,816
1,929 Great Southern Bancorp, Inc. 114,756
2,235 Green Dot Corporation
a
35,358
17,665 Groupe Bruxelles Lambert SA 1,411,742
6,197 Hamilton Lane, Inc. 395,864
3,135 Hancock Whitney Corporation 151,703
23,300 Hang Seng Bank, Ltd. 386,464
10,802 Hanmi Financial Corporation 267,350
5,347 Hanover Insurance Group, Inc. 722,540
3,528 Heartland Financial USA, Inc. 164,475
3,460 HomeStreet, Inc. 95,427
3,459 Hometrust Bancshares, Inc. 83,604
58,800 Hong Kong Exchanges & Clearing,
Ltd. 2,526,651
57,077 Hope Bancorp, Inc. 731,156
3,173 Horizon Bancorp, Inc. 47,849
6,837 Houlihan Lokey, Inc. 595,913
560,678 HSBC Holdings plc 3,474,840
161,282 Humm Group, Ltd. 61,632
9,337 Independent Bank Corporation 223,341
3,851 Intact Financial Corporation 554,356
19,828 Intercontinental Exchange, Inc. 2,034,155
3,627 Invesco Mortgage Capital, Inc. 46,172
9,414 Invesco, Ltd. 169,358
2,636 Investor AB, Class B 47,714
69,008 J.P. Morgan Chase & Company 9,253,973
26,200 Japan Post Holdings Company,
Ltd. 220,446
10,929 Julius Baer Group, Ltd. 636,080
7,078 Kinsale Capital Group, Inc. 1,851,039
3,311 L E Lundbergforetagen AB 141,159
5,748 Lancashire Holdings, Ltd. 45,196
65,702 Laurentian Bank of Canada 1,567,337
10,841 London Stock Exchange Group
plc 931,476
15,218 M&T Bank Corporation 2,207,523
3,714 Macquarie Group, Ltd. 419,268
398,416 Man Group plc 1,025,073
10,193 MFA Financial, Inc. 100,401
30,144 MGIC Investment Corporation 391,872
8,282 Midland States Bancorp, Inc. 220,467
4,664 MidWestOne Financial Group, Inc. 148,082
396,300 Mitsubishi HC Capital, Inc. 1,949,222
222,600 Mitsubishi UFJ Financial Group,
Inc. 1,494,407
Shares Common Stock (77.7%) Value
Financials (12.7%) - continued
52,812 Mizrahi Tefahot Bank, Ltd. $ 1,704,521
55,165 Morgan Stanley 4,690,128
2,682 Mr. Cooper Group, Inc.
a
107,629
6,200 MS and AD Insurance Group
Holdings, Inc. 198,213
3,075 MSCI, Inc. 1,430,398
11,519 Nasdaq, Inc. 706,691
68,020 New York Community Bancorp,
Inc. 584,972
12,790 NMI Holdings, Inc.
a
267,311
8,407 OceanFirst Financial Corporation 178,649
1,488 OFG Bancorp 41,009
5,429 Old Republic International
Corporation 131,110
8,296 OneMain Holdings, Inc. 276,340
33,300 ORIX Corporation 533,022
22,807 PacWest Bancorp 523,421
13,422 Paragon Banking Group plc 91,257
564 Partners Group Holding AG 499,413
1,117 Pathward Financial, Inc. 48,087
230 PCB Bancorp 4,069
114 Plus500, Ltd. 2,475
12,939 Popular, Inc. 858,114
448 Primerica, Inc. 63,535
402 Principal Financial Group, Inc. 33,736
1,906 Prosperity Bancshares, Inc. 138,528
31,550 QBE Insurance Group, Ltd. 286,212
285 QCR Holdings, Inc. 14,147
33,383 Radian Group, Inc. 636,614
13,935 Raymond James Financial, Inc. 1,488,955
1,196 Reinsurance Group of America,
Inc. 169,940
512 RenaissanceRe Holdings, Ltd. 94,326
101,900 Resona Holdings, Inc. 559,677
32,719 Rithm Capital Corporation 267,314
4,983 RLI Corporation 654,118
4,050 Royal Bank of Canada 380,772
12,533 S&P Global, Inc. 4,197,803
609 S&T Bancorp, Inc. 20,816
4,399 Sampo Oyj 229,757
7,961 Seacoast Banking Corporation of
Florida 248,304
2,965 Silvergate Capital Corporation
a,c
51,591
15,300 Singapore Exchange, Ltd. 102,309
10,037 Skandinaviska Enskilda Banken
AB 115,555
93,645 Standard Chartered plc 698,456
35,721 State Street Corporation 2,770,878
11,745 Storebrand ASA 102,077
43,600 Sumitomo Mitsui Financial Group,
Inc. 1,754,134
43,400 Sumitomo Mitsui Trust Holdings,
Inc. 1,514,467
303 SVB Financial Group
a
69,732
5,311 Svolder AB 30,589
2,082 Swiss Life Holding AG 1,073,186
7,613 Synchrony Financial 250,163
269 T. Rowe Price Group, Inc. 29,337
1,446 Territorial Bancorp, Inc. 34,718
1,979 Topdanmark AS 104,144
9,887 Toronto-Dominion Bank 640,172
4,674 TPG RE Finance Trust, Inc. 31,736
8,382 Tradeweb Markets, Inc. 544,243
11,638 Triumph Financial, Inc.
a
568,749
67,795 Truist Financial Corporation 2,917,219

Global Stock Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (77.7%) Value
Financials (12.7%) - continued
4,407 TrustCo Bank Corporation NY $ 165,659
3,305 Two Harbors Investment
Corporation 52,120
11,787 Umpqua Holdings Corporation 210,398
1,025 Univest Financial Corporation 26,783
16,210 Unum Group 665,096
7,009 Virtu Financial, Inc. 143,054
549 Vontobel Holding AG 36,411
2,089 W.R. Berkley Corporation 151,599
227 Walker & Dunlop, Inc. 17,815
470 Washington Federal, Inc. 15,769
117,869 Wells Fargo & Company 4,866,811
18,772 Western Alliance Bancorp 1,118,060
844 Western Asset Mortgage Capital
Corporation 7,689
26,140 Westpac Banking Corporation 413,836
392 Wintrust Financial Corporation 33,132
6,148 Zurich Insurance Group AG 2,939,220
Total 160,660,353
Health Care (12.4%)
874 10X Genomics, Inc.
a
31,849
3,886 ACADIA Pharmaceuticals, Inc.
a
61,865
1,373 Accolade, Inc.
a
10,696
9,270 Adaptive Biotechnologies
Corporation
a
70,823
2,658 Agilent Technologies, Inc. 397,770
27,741 Agiliti, Inc.
a
452,456
2,226 Agios Pharmaceuticals, Inc.
a
62,506
5,521 Aldeyra Therapeutics, Inc.
a
38,426
2,056 Alignment Healthcare, Inc.
a
24,179
4,160 ALK-Abello AS
a
58,028
7,659 Alkermes plc
a
200,130
13,781 Allogene Therapeutics, Inc.
a,c
86,682
144 Alnylam Pharmaceuticals, Inc.
a
34,222
762 Amedisys, Inc.
a
63,657
1,069 AmerisourceBergen Corporation 177,144
8,652 Amgen, Inc. 2,272,361
1,114 AMN Healthcare Services, Inc.
a
114,541
967 Anika Therapeutics, Inc.
a
28,623
1,604 Arcutis Biotherapeutics, Inc.
a
23,739
3,128 Argenx SE ADR
a
1,184,980
5,017 Ascendis Pharma AS ADR
a
612,726
129,800 Astellas Pharma, Inc. 1,973,691
9,342 AstraZeneca plc 1,264,160
49,887 AstraZeneca plc ADR 3,382,339
3,489 Atara Biotherapeutics, Inc.
a
11,444
29,606 Avacta Group plc
a,c
41,161
1,583 Avanos Medical, Inc.
a
42,836
24,455 Avantor, Inc.
a
515,756
7,329 Axonics, Inc.
a
458,282
49,542 Baxter International, Inc. 2,525,156
99,609 Bayer AG 5,126,867
11,901 Biogen, Inc.
a
3,295,625
9,745 BioLife Solutions, Inc.
a
177,359
1,107 bioMerieux 116,305
9,923 Bio-Techne Corporation 822,418
915 Blueprint Medicines Corporation
a
40,086
1,587 Cardinal Health, Inc. 121,993
332 Cardiovascular Systems, Inc.
a
4,522
1,017 Charles River Laboratories
International, Inc.
a
221,604
331 Chemed Corporation 168,952
4,800 Chugai Pharmaceutical Company,
Ltd. 122,433
Shares Common Stock (77.7%) Value
Health Care (12.4%) - continued
14,701 Cigna Holding Company $ 4,871,029
709 Coloplast AS 83,061
3,918 Community Health Systems, Inc.
a
16,926
42 CONMED Corporation 3,723
2,060 Cooper Companies, Inc. 681,180
1,119 CRISPR Therapeutics AG
a
45,487
27,226 CSL, Ltd. 5,308,918
26,590 CVS Health Corporation 2,477,922
14,700 Daiichi Sankyo Company, Ltd. 473,144
19,135 Danaher Corporation 5,078,812
6,933 Deciphera Pharmaceuticals, Inc.
a
113,632
3,018 Dentsply Sirona, Inc. 96,093
9,319 DexCom, Inc.
a
1,055,284
9,006 Dynavax Technologies
Corporation
a
95,824
769 Editas Medicine, Inc.
a
6,821
7,542 Edwards Lifesciences Corporation
a
562,709
3,600 Elanco Animal Health, Inc.
a
43,992
17,025 Elevance Health, Inc. 8,733,314
3,334 Encompass Health Corporation 199,407
1,667 Enhabit, Inc.
a
21,938
11,421 Enovis Corporation
a
611,252
643 Ensign Group, Inc. 60,834
662 Exact Sciences Corporation
a
32,776
4,360 Galenica AG
b
355,734
234 Genmab AS
a
98,934
65,370 Gilead Sciences, Inc. 5,612,014
33,873 GSK plc 585,438
392 Guardant Health, Inc.
a
10,662
7,543 Halozyme Therapeutics, Inc.
a
429,197
14,249 HCA Healthcare, Inc. 3,419,190
1,188 HealthEquity, Inc.
a
73,228
5,810 Hims & Hers Health, Inc.
a
37,242
17,200 Hoya Corporation 1,647,392
257 IDEAYA Biosciences, Inc.
a
4,670
116 IDEXX Laboratories, Inc.
a
47,323
8,564 Immunocore Holdings plc ADR
a
488,747
8,218 Inari Medical, Inc.
a
522,336
5,783 Inspire Medical Systems, Inc.
a
1,456,622
3,799 Insulet Corporation
a
1,118,388
430 Integra LifeSciences Holdings
Corporation
a
24,110
17,187 Intuitive Surgical, Inc.
a
4,560,570
2,634 Jazz Pharmaceuticals, Inc.
a
419,623
26,966 Johnson & Johnson 4,763,544
979 KalVista Pharmaceuticals, Inc.
a
6,618
850 Kiniksa Pharmaceuticals, Ltd.
a
12,733
3,644 Kura Oncology, Inc.
a
45,222
21,514 Laboratory Corporation of America
Holdings 5,066,117
9,263 Lantheus Holdings, Inc.
a
472,042
1,077 LNA Sante 34,125
1,699 Lonza Group AG 833,997
70,368 Maravai LifeSciences Holdings,
Inc.
a
1,006,966
832 Masimo Corporation
a
123,094
30,474 Medtronic plc 2,368,439
50,310 Merck & Company, Inc. 5,581,894
18,015 Merck KGaA 3,475,808
206 Merit Medical Systems, Inc.
a
14,548
2,890 Mersana Therapeutics, Inc.
a
16,935
2,241 Mirati Therapeutics, Inc.
a
101,540
190 MultiPlan Corporation
a
218
8,001 Natera, Inc.
a
321,400
2,028 National HealthCare Corporation 120,666

Global Stock Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (77.7%) Value
Health Care (12.4%) - continued
97,664 Novartis AG $ 8,838,343
39,857 Novo Nordisk AS 5,413,201
16,276 Novo Nordisk AS ADR 2,202,794
964 Nurix Therapeutics, Inc.
a
10,585
1,940 Oak Street Health, Inc.
a
41,729
2,200 Ono Pharmaceutical Company,
Ltd. 51,422
1,984 OraSure Technologies, Inc.
a
9,563
132,902 Pfizer, Inc. 6,809,898
226 Pliant Therapeutics, Inc.
a
4,369
44,706 Progyny, Inc.
a
1,392,592
4,778 Protagonist Therapeutics, Inc.
a
52,128
33,783 QIAGEN NV
a
1,698,284
30,719 R1 RCM, Inc.
a
336,373
2,346 RAPT Therapeutics, Inc.
a
46,451
3,488 Reata Pharmaceuticals, Inc.
a,c
132,509
53,155 Recordati SPA 2,209,529
3,779 Regeneron Pharmaceuticals, Inc.
a
2,726,511
6,250 Repligen Corporation
a
1,058,188
3,525 Revance Therapeutics, Inc.
a
65,072
372 Roche Holding AG, Bearer Shares 144,149
6,436 Roche Holding AG, Participation
Certificates 2,022,433
1,449 Sage Therapeutics, Inc.
a
55,265
40,790 Sanofi 3,933,226
5,726 Sarepta Therapeutics, Inc.
a
741,975
366 Scholar Rock Holding Corporation
a
3,312
82 Seagen, Inc.
a
10,538
1,863 Sensus Healthcare, Inc.
a
13,823
15,200 Shionogi & Company, Ltd. 758,376
1,638 ShockWave Medical, Inc.
a
336,789
13,841 Silk Road Medical, Inc.
a
731,497
2,670 Sonova Holding AG 634,122
1,217 SpringWorks Therapeutics, Inc.
a
31,654
50 Swedish Orphan Biovitrum AB
a
1,035
1,492 Syneos Health, Inc.
a
54,727
1,300 Sysmex Corporation 78,482
97,400 Takeda Pharmaceutical Company,
Ltd. 3,043,428
2,397 Tecan Group AG 1,072,996
740 Teleflex, Inc. 184,726
6,800 Terumo Corporation 192,784
5,318 Travere Therapeutics, Inc.
a
111,838
2,651 Twist Bioscience Corporation
a
63,120
270 U.S. Physical Therapy, Inc. 21,878
6,082 UCB SA 479,221
1,753 Ultragenyx Pharmaceutical, Inc.
a
81,216
1,561 Vanda Pharmaceuticals, Inc.
a
11,536
518 Veeva Systems, Inc.
a
83,595
2,416 Veracyte, Inc.
a
57,332
7,851 Vericel Corporation
a
206,795
9,716 Vor BioPharma, Inc.
a,c
64,611
2,609 VYNE Therapeutics, Inc.
a
391
1,501 Zentalis Pharmaceuticals, Inc.
a
30,230
23,627 Zimmer Biomet Holdings, Inc. 3,012,443
19,406 Zoetis, Inc. 2,843,949
Total 156,604,829
Industrials (10.6%)
342 A.P. Moller - Maersk AS, Class B 765,603
11,384 Aalberts NV 443,432
2,731 AECOM 231,944
9,100 AGC, Inc. 301,990
1,838 AGCO Corporation 254,912
9,813 Air Lease Corporation 377,015
Shares Common Stock (77.7%) Value
Industrials (10.6%) - continued
10,683 Alaska Air Group, Inc.
a
$ 458,728
12,700 All Nippon Airways Company, Ltd.
a
268,960
2,162 Alstom SA 52,897
11,966 Altra Industrial Motion Corporation 714,968
506 American Woodmark Corporation
a
24,723
4,125 AMETEK, Inc. 576,345
12,994 ASGN, Inc.
a
1,058,751
55,838 Assa Abloy AB 1,201,034
1,357 Atkore International Group, Inc.
a
153,911
3,772 Atlas Copco AB, Class B 40,246
333,297 Aurizon Holdings, Ltd. 844,389
2,122 AZZ, Inc. 85,304
11,988 Badger Infrastructure Solutions,
Ltd. 236,041
19,359 BAE Systems plc 199,949
1,324 Beacon Roofing Supply, Inc.
a
69,894
2,701 Booz Allen Hamilton Holding
Corporation 282,309
12,690 Bunzl plc 422,200
5,460 Bureau Veritas SA 143,892
47 CACI International, Inc.
a
14,128
46,186 Canadian National Railway
Company 5,486,378
2,000 Canadian Pacific Railway, Ltd. 149,114
9,999 Carlisle Companies, Inc. 2,356,264
1,477 CBIZ, Inc.
a
69,197
8,686 Chart Industries, Inc.
a
1,000,888
25,924 CIA De Distribucion Integral 653,711
159 Cintas Corporation 71,808
317,500 CK Hutchison Holdings, Ltd. 1,902,095
773 Clean Harbors, Inc.
a
88,215
261,574 CNH Industrial NV 4,200,878
144 Columbus McKinnon Corporation 4,676
14,306 Compagnie de Saint-Gobain 699,859
10,800 COMSYS Holdings Corporation 189,498
733 CoStar Group, Inc.
a
56,646
18,975 Crane Holdings, Company 1,906,039
1,551 CSW Industrials, Inc. 179,807
70,400 CSX Corporation 2,180,992
2,159 Curtiss-Wright Corporation 360,531
13,700 Daikin Industries, Ltd. 2,078,476
78,401 Delta Air Lines, Inc.
a
2,576,257
7,761 Deutsche Post AG 290,467
1,298 Donaldson Company, Inc. 76,413
42,597 Driven Brands Holdings, Inc.
a
1,163,324
22,800 DSV AS 3,605,528
1,138 Eagle Bulk Shipping, Inc. 56,832
8,148 Eiffage SA 801,468
2,904 EMCOR Group, Inc. 430,111
63,159 Emerson Electric Company 6,067,054
2,914 Epiroc AB, Class B 46,878
1,794 Expeditors International of
Washington, Inc. 186,432
9,864 Experian plc 334,079
6,600 FANUC Corporation 987,667
8,622 Fastenal Company 407,993
47,631 First Advantage Corporation
a
619,203
1,197 Forrester Research, Inc.
a
42,805
3,605 Fortune Brands Innovations, Inc. 205,882
5,048 Forward Air Corporation 529,485
3,300 Fuji Corporation 48,081
818 Genco Shipping & Trading, Ltd. 12,564
1,673 Generac Holdings, Inc.
a
168,404
13,694 General Dynamics Corporation 3,397,618
24,172 Groupe Eurotunnel SA 387,069

Global Stock Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (77.7%) Value
Industrials (10.6%) - continued
180,112 GWA Group, Ltd. $ 250,422
3,800 Hanwa Company, Ltd. 107,367
213 Heidrick & Struggles International,
Inc. 5,958
143 Heritage-Crystal Clean, Inc.
a
4,645
4,025 Hillman Solutions Corporation
a
29,020
8,200 Hitachi, Ltd. 412,593
35,200 Howmet Aerospace, Inc. 1,387,232
4,707 Hubbell, Inc. 1,104,639
34,010 IAA, Inc.
a
1,360,400
260 ICF International, Inc. 25,753
4,291 IDEX Corporation 979,764
1,087 IMCD NV 155,486
32,400 Inaba Denki Sangyo Company,
Ltd. 662,946
5,189 Indutrade AB 105,230
32,300 Japan Airlines Company, Ltd.
a
657,876
8,700 Jardine Matheson Holdings, Ltd. 442,830
9,889 JetBlue Airways Corporation
a
64,081
35,743 Johnson Controls International plc 2,287,552
3,900 Kawasaki Kisen Kaisha, Ltd. 82,587
72,100 Keppel Corporation, Ltd. 391,011
39,100 Kinden Corporation 425,691
164 Knight-Swift Transportation
Holdings, Inc. 8,595
11,459 L3Harris Technologies, Inc. 2,385,878
4,087 Landstar System, Inc. 665,772
55,047 Legrand SA 4,408,757
629 Leidos Holdings, Inc. 66,165
64,282 Leonardo SPA 554,415
10,627 Lincoln Electric Holdings, Inc. 1,535,495
49 ManpowerGroup, Inc. 4,077
42,700 Marubeni Corporation 489,169
3,605 Masterbrand, Inc.
a
27,218
5,371 Mercury Systems, Inc.
a
240,299
11,006 Middleby Corporation
a
1,473,703
5,300 MISUMI Group, Inc. 115,192
33,700 Mitsubishi Corporation 1,094,064
173,400 Mitsubishi Electric Corporation 1,718,210
10,200 Mitsuboshi Belting, Ltd. 264,335
12,800 Mitsui & Company, Ltd. 372,809
5,900 Mitsui O.S.K. Lines, Ltd. 147,428
1,381 MSC Industrial Direct Company,
Inc. 112,828
141 National Presto Industries, Inc. 9,653
20,304 NIBE Industrier AB 189,513
12,700 Nidec Corporation 653,531
24,300 Nippon Yusen Kabushiki Kaisha 573,010
5,400 Nishimatsu Construction
Company, Ltd. 160,508
17,500 Nitto Kogyo Corporation 312,678
11,381 Norfolk Southern Corporation 2,804,506
3,995 Northrop Grumman Corporation 2,179,712
6,219 OC Oerlikon Corporation AG 40,782
1,888 Old Dominion Freight Line, Inc. 535,777
2,640 Owens Corning, Inc. 225,192
7,476 PACCAR, Inc. 739,900
31,480 PageGroup plc 175,278
19,492 Parker-Hannifin Corporation 5,672,172
12,805 Pentair plc 575,969
22,400 Penta-Ocean Construction
Company, Ltd. 104,629
3,194 Prysmian SPA 118,674
4,498 Randstad Holding NV 274,838
16,200 Recruit Holdings Company, Ltd. 507,092
Shares Common Stock (77.7%) Value
Industrials (10.6%) - continued
23,378 Redde Northgate plc $ 116,443
20,651 Regal Rexnord Corporation 2,477,707
110,392 RELX plc 3,052,137
1,534 Republic Services, Inc. 197,871
735 RXO, Inc.
a
12,642
4,009 Saab AB 157,985
1,646 Saia, Inc.
a
345,133
26,700 Secom Company, Ltd. 1,523,444
9,432 Siemens AG 1,300,209
13,865 Siemens Gamesa Renewable
Energy SA
a
267,516
10,120 SKF AB 154,568
5,701 SkyWest, Inc.
a
94,124
1,500 SMC Corporation 626,331
734 Snap-On, Inc. 167,712
4,914 Spirax-Sarco Engineering plc 627,671
4,419 Standex International Corporation 452,550
56,700 Sumitomo Corporation 942,529
31,479 Sun Country Airlines Holdings,
Inc.
a
499,257
10,090 SunPower Corporation
a
181,923
8,827 Sunrun, Inc.
a
212,025
2,500 Taikisha, Ltd. 63,104
4,000 Takara Standard Company, Ltd. 41,915
1,900 Terex Corporation 81,168
2,218 TFI International, Inc. 222,144
16,198 Thales SA 2,069,592
24,534 Thomson Reuters Corporation 2,798,760
5,927 Timken Company 418,861
6,369 Toromont Industries, Ltd. 459,612
3,140 Trane Technologies plc 527,803
8,438 TransUnion 478,857
7,161 Trelleborg AB 165,409
6,367 Trex Company, Inc.
a
269,515
14,800 Tsubakimoto Chain Company 333,871
3,615 Tutor Perini Corporation
a
27,293
124,371 Uber Technologies, Inc.
a
3,075,695
3,704 United Airlines Holdings, Inc.
a
139,641
25,960 United Parcel Service, Inc. 4,512,886
7,605 United Rentals, Inc.
a
2,702,969
1,582 Univar Solutions, Inc.
a
50,308
484 Valmont Industries, Inc. 160,044
18,082 Vicor Corporation
a
971,908
37,017 Volvo AB, Class B 668,660
258 Watts Water Technologies, Inc. 37,727
38,562 WillScot Mobile Mini Holdings
Corporation
a
1,741,846
81,600 Yangzijiang Shipbuilding Holdings,
Ltd. 82,890
7,900 Yuasa Trading Company, Ltd. 216,866
Total 133,510,278
Information Technology (11.6%)
8,068 8x8, Inc.
a
34,854
2,741 Adobe, Inc.
a
922,428
6,700 Advantest Corporation 429,126
500 American Software, Inc. 7,340
3,667 Amkor Technology, Inc. 87,935
19,680 Amphenol Corporation 1,498,435
63,302 Apple, Inc. 8,224,829
21,759 Applied Materials, Inc. 2,118,891
6,149 Arista Networks, Inc.
a
746,181
5,426 Arrow Electronics, Inc.
a
567,397
9,486 ASML Holding NV 5,172,242
196 Aviat Networks, Inc.
a
6,113

Global Stock Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (77.7%) Value
Information Technology (11.6%) - continued
375 Avnet, Inc. $ 15,593
905 Benchmark Electronics, Inc. 24,154
5,129 Bill.com Holdings, Inc.
a
558,856
170 Blackline, Inc.
a
11,436
52,778 Block, Inc.
a
3,316,570
149 Broadridge Financial Solutions,
Inc. 19,985
1,589 CalAmp Corporation
a
7,119
14,204 Calix, Inc.
a
971,980
224 Cambium Networks Corporation
a
4,854
499 CDW Corporation 89,111
45,745 CGI, Inc.
a
3,943,057
6,184 Check Point Software
Technologies, Ltd.
a
780,173
193,182 Cisco Systems, Inc. 9,203,191
1,339 Cloudflare, Inc.
a
60,536
24,495 Cognex Corporation 1,153,959
156 Cognizant Technology Solutions
Corporation 8,922
2,370 Coherent Corporation
a
83,187
9,862 CommScope Holding Company,
Inc.
a
72,486
125,591 Computershare, Ltd. 2,212,419
9,938 Conduent Incorporated
a
40,249
596 CrowdStrike Holdings, Inc.
a
62,753
18,725 Dassault Systemes SE 673,342
2,225 Datadog, Inc.
a
163,538
5,414 Descartes Systems Group, Inc.
a
377,085
378 Diodes, Inc.
a
28,781
8,010 Dolby Laboratories, Inc. 565,025
2,634 Endava plc ADR
a
201,501
6,911 Entegris, Inc. 453,293
1,995 EPAM Systems, Inc.
a
653,841
1,468 Euronet Worldwide, Inc.
a
138,550
35 Fair Isaac Corporation
a
20,950
6,300 Ferrotec Holdings Corporation 132,623
39,916 Fidelity National Information
Services, Inc. 2,708,301
16,888 Five9, Inc.
a
1,146,020
5,971 Flex, Ltd.
a
128,138
917 Flywire Corporation
a
22,439
6,000 Fuji Soft, Inc. 344,060
16,200 FUJIFILM Holdings NPV 810,023
7,700 Fujitsu, Ltd. 1,026,546
2,882 Global Payments, Inc. 286,240
168,284 Halma plc 4,007,695
5,600 Hamamatsu Photonics KK 267,275
1,411 HubSpot, Inc.
a
407,962
1,837 IPG Photonics Corporation
a
173,909
37,400 ITOCHU Techno-Solutions
Corporation 867,522
2,929 Jack Henry & Associates, Inc. 514,215
7,100 Keyence Corporation 2,756,538
36 Keysight Technologies, Inc.
a
6,159
12,300 Kyocera Corporation 610,531
1,552 Lam Research Corporation 652,306
200 Lasertec Corporation 32,654
30,947 Lattice Semiconductor
Corporation
a
2,007,841
766 Lumentum Holdings, Inc.
a
39,962
11,725 Mastercard, Inc. 4,077,134
282 MaxLinear, Inc.
a
9,574
474 Microchip Technology, Inc. 33,299
95,430 Microsoft Corporation 22,886,023
45 MongoDB, Inc.
a
8,858
Shares Common Stock (77.7%) Value
Information Technology (11.6%) - continued
3,704 Monolithic Power Systems, Inc. $ 1,309,771
255 Motorola Solutions, Inc. 65,716
20,300 Murata Manufacturing Company,
Ltd. 1,001,098
59,142 Nokia Oyj 274,755
13,800 Nomura Research Institute, Ltd. 328,080
3,345 Nova, Ltd.
a
273,220
28,700 NTT Data Corporation 418,238
47,363 NVIDIA Corporation 6,921,629
168 ON Semiconductor Corporation
a
10,478
9,600 Oracle Corporation Japan 624,207
3,066 PagerDuty, Inc.
a
81,433
6,824 Palo Alto Networks, Inc.
a
952,221
3,818 Paycom Software, Inc.
a
1,184,764
72,823 PayPal Holdings, Inc.
a
5,186,454
456 PDF Solutions, Inc.
a
13,005
7,896 PTC, Inc.
a
947,836
1,083 Qorvo, Inc.
a
98,163
67,812 QUALCOMM, Inc. 7,455,251
512 Qualys, Inc.
a
57,462
3,224 Rambus, Inc.
a
115,484
1,135 RingCentral, Inc.
a
40,179
8,200 Ryoyo Electro Corporation
c
145,929
17,574 Sabre Corporation
a
108,607
37,920 Sage Group plc 341,460
22,880 Salesforce, Inc.
a
3,033,659
83,043 Samsung Electronics Company,
Ltd. 3,645,027
539 Sanmina Corporation
a
30,879
3,331 SAP SE 343,894
11,693 ServiceNow, Inc.
a
4,540,041
86,179 Shopify, Inc.
a
2,991,273
2,271 SiTime Corporation
a
230,779
3,374 Skyworks Solutions, Inc. 307,473
247 Sopra Group SA 37,396
36,162 Sprout Social, Inc.
a
2,041,707
3,000 Sumco Corporation 39,746
2,961 Synopsys, Inc.
a
945,418
6,420 Technology One, Ltd. 57,027
1,657 Teledyne Technologies, Inc.
a
662,651
22,787 Telefonaktiebolaget LM Ericsson 133,518
91 Teradyne, Inc. 7,949
17,529 Texas Instruments, Inc. 2,896,141
285 Tieto Oyj 8,105
5,300 Tokyo Electron, Ltd. 1,557,292
32,483 TTM Technologies, Inc.
a
489,844
2,858 Tyler Technologies, Inc.
a
921,448
4,905 Universal Display Corporation 529,936
6,583 Vishay Intertechnology, Inc. 141,995
8,025 Vontier Corporation 155,123
16,272 Western Union Company 224,065
1,054 WEX, Inc.
a
172,487
11,539 Workiva, Inc.
a
968,930
1,412 Xerox Holdings Corporation 20,615
5,967 Yext, Inc.
a
38,965
2,280 Zoom Video Communications,
Inc.
a
154,447
Total 146,979,384
Materials (4.2%)
59,919 Acerinox SA 592,317
26,599 Air Liquide SA 3,775,327
6,391 Akzo Nobel NV 428,851
673 Albemarle Corporation 145,947
203 Alcoa Corporation 9,230

Global Stock Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (77.7%) Value
Materials (4.2%) - continued
7,467 AptarGroup, Inc. $ 821,221
1,805 Avery Dennison Corporation 326,705
91,223 Axalta Coating Systems, Ltd.
a
2,323,450
21,072 Barrick Gold Corporation 361,212
45,176 BASF SE 2,224,397
38,226 BHP Group, Ltd. 1,184,127
11,669 BlueScope Steel, Ltd. 132,994
31,617 Boliden AB 1,187,604
7,631 Celanese Corporation 780,193
26,675 CF Industries Holdings, Inc. 2,272,710
273 Commercial Metals Company 13,186
10,440 Compass Minerals International,
Inc. 428,040
3,944 Corteva, Inc. 231,828
1,449 Covestro AG
b
56,447
568 Croda International plc 45,201
9,392 Deterra Royalties, Ltd. 29,081
32,319 Eastman Chemical Company 2,632,059
19,147 Evonik Industries AG 365,205
31,363 Evraz plc
a,d
4
633,649 Glencore Xstrata plc 4,225,602
84,220 Granges AB 689,755
62,729 Hexpol AB 669,317
2,092 Holmen AB 83,147
5,913 Huntsman Corporation 162,489
895 Ingevity Corporation
a
63,044
2,973 Innospec, Inc. 305,803
3,080 International Flavors & Fragrances,
Inc. 322,907
1,027 Kaiser Aluminum Corporation 78,011
3,606 Koninklijke DSM NV 442,796
32,600 Kyoei Steel, Ltd. 309,676
2,800 Lintec Corporation 45,449
3,525 LSB Industries, Inc.
a
46,882
1,964 Martin Marietta Materials, Inc. 663,773
1,069 Mativ, Inc. 22,342
1,993 Mercer International, Inc. 23,198
1,676 MP Materials Corporation
a
40,693
833 Myers Industries, Inc. 18,518
9,787 Navigator Company SA 36,186
67,000 Nippon Steel Corporation 1,162,526
16,603 Northern Star Resources, Ltd. 124,246
34,070 Nucor Corporation 4,490,767
2,156 Nutrien, Ltd. 157,453
2,210 Orion Engineered Carbons SA 39,360
1,692 Quaker Chemical Corporation 282,395
70,843 Ranpak Holdings Corporation
a
408,764
4,338 Reliance Steel & Aluminum
Company 878,185
2,995 Rio Tinto plc 210,801
37,982 Rio Tinto, Ltd. 2,997,756
10,919 RPM International, Inc. 1,064,057
1,523 Ryerson Holding Corporation 46,086
114 Sensient Technologies Corporation 8,313
16,500 Shin-Etsu Chemical Company, Ltd. 2,014,851
7,023 Sika AG 1,688,352
6,026 Solvay SA 609,263
10,807 Sonoco Products Company 656,093
170,029 SSAB AB, Class A 930,305
64,004 SSAB AB, Class B 333,401
2,208 Steel Dynamics, Inc. 215,722
119,477 Stora Enso Oyj 1,684,561
23,787 Summit Materials, Inc.
a
675,313
19,385 Svenska Cellulosa AB SCA 245,505
13,800 Taiyo Holdings Company, Ltd. 233,252
Shares Common Stock (77.7%) Value
Materials (4.2%) - continued
31,600 Toagosei Company, Ltd. $ 265,252
1,215 TriMas Corporation 33,704
1,293 Trinseo plc 29,364
8,550 United States Steel Corporation 214,177
1,622 UPM-Kymmene Oyj 60,697
328 Westlake Corporation 33,633
53,583 Yara International ASA 2,353,204
Total 52,764,282
Real Estate (2.2%)
11,024 Agree Realty Corporation 781,932
1,207 American Assets Trust, Inc. 31,986
12,316 AvalonBay Communities, Inc. 1,989,280
1,632 Camden Property Trust 182,588
1,177 CareTrust REIT, Inc. 21,869
22,328 CBRE Group, Inc.
a
1,718,363
39,500 CK Asset Holdings, Ltd. 242,260
23,304 CubeSmart 937,986
39,418 Cushman and Wakefield plc
a
491,148
2,700 Daito Trust Construction Company,
Ltd. 276,434
23,400 Daiwa House Industry Company,
Ltd. 539,048
630 EastGroup Properties, Inc. 93,278
1,353 Elme Communities 24,083
12,199 EPR Properties 460,146
13,136 Equity Residential 775,024
4,175 Essential Properties Realty Trust,
Inc. 97,987
3,245 Extra Space Storage, Inc. 477,599
6,481 First Industrial Realty Trust, Inc. 312,773
2,597 FirstService Corporation 318,262
6,310 Four Corners Property Trust, Inc. 163,618
991 Getty Realty Corporation 33,545
32,000 Hang Lung Properties, Ltd. 62,336
112,866 Healthcare Realty Trust, Inc. 2,174,928
38,000 Henderson Land Development
Company, Ltd. 132,286
21,900 Hongkong Land Holdings, Ltd. 100,758
163,360 Host Hotels & Resorts, Inc. 2,621,928
1,639 Howard Hughes Corporation
a
125,252
32,000 Hysan Development Company,
Ltd. 103,630
7,753 InterRent Real Estate Investment
Trust 73,293
68 Kenedix Retail REIT Corporation 131,511
470 Kilroy Realty Corporation 18,175
2,759 Life Storage, Inc. 271,762
98,000 Link REIT 717,099
867 LTC Properties, Inc. 30,805
23,098 National Retail Properties, Inc. 1,056,964
23,633 National Storage Affiliates Trust 853,624
14,389 Necessity Retail REIT, Inc. 85,327
3,793 NetSTREIT Corporation 69,526
17,561 Pebblebrook Hotel Trust 235,142
13,734 PSP Swiss Property AG 1,613,361
2,999 Realty Income Corporation 190,227
6,900 Regency Centers Corporation 431,250
27,414 Rexford Industrial Realty, Inc. 1,497,901
115,000 Road King Infrastructure, Ltd. 58,302
11,443 Sabra Health Care REIT, Inc. 142,236
8,313 SBA Communications Corporation 2,330,217
20,754 Service Properties Trust 151,297
30,000 Sino Land Company, Ltd. 37,419
81,500 Sun Hung Kai Properties, Ltd. 1,113,239

Global Stock Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (77.7%) Value
Real Estate (2.2%) - continued
33,000 Swire Pacific, Ltd. $ 289,274
23,200 Swire Properties, Ltd. 58,763
34,441 TAG Immobilien AG 223,528
1,663 Terreno Realty Corporation 94,575
5,327 UDR, Inc. 206,315
7,000 Wharf Real Estate Investment
Company, Ltd. 40,769
39,870 Wing Tai Holdings, Ltd. 44,617
6,903 Zillow Group, Inc.
a
215,443
Total 27,572,288
Utilities (1.9%)
2,097 Artesian Resources Corporation 122,842
99 ATCO, Ltd. 3,099
912 Avista Corporation 40,438
2,707 Black Hills Corporation 190,410
6,985 Canadian Utilities, Ltd. 189,070
54,500 CK Infrastructure Holdings, Ltd. 284,383
2,419 Consolidated Water Company,
Ltd. 35,801
28,052 Constellation Energy Corporation 2,418,363
44,579 Contact Energy, Ltd. 218,156
29,099 Duke Energy Corporation 2,996,906
7,224 Edison International, Inc. 459,591
75,490 EDP - Energias de Portugal SA 376,302
52,897 Electricite de France 679,108
13,927 Endesa SA 262,475
217,375 Enel SPA 1,169,070
48,411 Engie SA 692,569
42,271 Entergy Corporation 4,755,487
1,248 Essential Utilities, Inc. 59,567
7,188 Evergy, Inc. 452,341
31,383 Fortis, Inc.
c
1,255,783
176,000 Hong Kong and China Gas
Company, Ltd. 166,920
22,783 Italgas SPA 126,500
473 NextEra Energy Partners, LP 33,152
49,752 NiSource, Inc. 1,364,200
23,456 Northland Power, Inc. 643,221
9,093 NorthWestern Corporation 539,579
27,863 OGE Energy Corporation 1,101,982
6,277 Pinnacle West Capital Corporation 477,303
6,493 Portland General Electric
Company 318,157
40,924 Public Service Enterprise Group,
Inc. 2,507,413
6,900 Tohoku Electric Power Company,
Inc. 36,143
7,425 UGI Corporation 275,245
753 Vistra Energy Corporation 17,470
Total 24,269,046
Total Common Stock
(cost $860,166,955) 980,598,613
Shares
Registered Investment
Companies ( 6.2% ) Value
Unaffiliated  (1.1%)
27,718 Energy Select Sector SPDR Fund 2,424,494
5,759 Invesco QQQ Trust Series 1 1,533,507
24,134 Materials Select Sector SPDR
Fund 1,874,729
20,296 SPDR S&P 500 ETF Trust 7,761,799
1,735 SPDR S&P Biotech ETF
a
144,005
Shares
Registered Investment
Companies (6.2%) Value
Unaffiliated  (1.1%)- continued
3,707 SPDR S&P Oil & Gas Exploration
ETF $ 503,707
Total 14,242,241
Affiliated  (5.1%)
4,382,832 Thrivent Core Emerging Markets
Equity Fund 35,588,592
3,095,001 Thrivent Core Small Cap Value
Fund 28,288,305
Total 63,876,897
Total Registered Investment
Companies (cost $85,669,380) 78,119,138
Shares Preferred Stock ( 0.3% ) Value
Consumer Discretionary (0.3%)
2,344 Bayerische Motoren Werke AG 197,812
27,355 Volkswagen AG 3,393,367
Total 3,591,179
Total Preferred Stock
(cost $4,298,828) 3,591,179
Shares
Collateral Held for Securities
Loaned ( 0.1% ) Value
1,205,124 Thrivent Cash Management Trust 1,205,124
Total Collateral Held for
Securities Loaned
(cost $1,205,124) 1,205,124
Shares or
Principal
Amount Short-Term Investments ( 15.9% ) Value
Federal Home Loan Bank Discount
Notes
4,930,000 3.900%, 1/3/2023
e
4,930,000
20,465,000 3.400%, 1/4/2023
e
20,462,569
30,000,000 4.040%, 1/25/2023
e
29,920,097
100,000 4.040%, 1/27/2023
e,f
99,709
5,000,000 4.160%, 2/1/2023
e
4,981,860
36,000,000 4.207%, 2/8/2023
e,f
35,841,201
5,800,000 4.230%, 2/10/2023
e,f
5,772,459
73,300,000 4.262%, 2/15/2023
e,f
72,913,965
100,000 4.260%, 2/17/2023
e
99,449
5,000,000 4.355%, 3/1/2023
e
4,965,017
1,700,000 4.295%, 3/7/2023
e,f
1,687,097
10,000,000 4.460%, 3/24/2023
e
9,903,715
Federal Home Loan Mortgage
Corporation Discount Notes
9,600,000 3.300%, 1/4/2023
e
9,598,860
Total Short-Term Investments
(cost $201,157,840) 201,175,998
Total Investments (cost
$1,152,498,127) 100.2% $1,264,690,052
Other Assets and Liabilities, Net
(0.2%) (2,603,903)
Total Net Assets 100.0% $1,262,086,149
a Non-income producing security.

Global Stock Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

b Denotes securities sold under Rule 144A of the Securities
Act of 1933, which exempts them from registration. These
securities may be resold to other dealers in the program or
to other qualified institutional buyers. As of December 31,
2022, the value of these investments was $4,803,439 or
0.4% of total net assets.
c All or a portion of the security is on loan.
d Security is valued using significant unobservable inputs.
Further information on valuation can be found in the Notes
to Financial Statements.
e The interest rate shown reflects the yield.
f All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for
open futures contracts.
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Global Stock Portfolio as of December 31, 2022:
Securities Lending Transactions
Common Stock $ 1,164,031
Total lending $1,164,031
Gross amount payable upon return of
collateral for securities loaned $1,205,124
Net amounts due to counterparty $41,093
Definitions:
ADR - American Depositary Receipt, which are certificates
for an underlying foreign security's shares held by an
issuing U.S. depository bank.
ETF - Exchange Traded Fund
REIT - Real Estate Investment Trust is a company that buys,
develops, manages and/or sells real estate assets.
SPDR - S&P Depository Receipts, which are exchange-traded
funds traded in the U.S., Europe, and Asia-Pacific and
managed by State Street Global Advisors.
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 182,391,564
Gross unrealized depreciation (76,805,100)
Net unrealized appreciation (depreciation) $ 105,586,464
Cost for federal income tax purposes $ 1,152,591,484
Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Global Stock Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Common Stock
Communications Services 49,922,274 36,304,059 13,618,215 –
Consumer Discretionary 103,910,107 63,385,571 40,524,536 –
Consumer Staples 59,195,591 34,143,277 25,052,314 –
Energy 65,210,181 35,419,613 29,790,568 –
Financials 160,660,353 90,682,799 69,977,554 –
Health Care 156,604,829 104,434,602 52,170,227 –
Industrials 133,510,278 79,068,670 54,441,608 –
Information Technology 146,979,384 114,737,959 32,241,425 –
Materials 52,764,282 20,965,615 31,798,663 4
Real Estate 27,572,288 21,714,361 5,857,927 –
Utilities 24,269,046 18,166,247 6,102,799 –
Registered Investment Companies
Unaffiliated 14,242,241 14,242,241 – –
Preferred Stock
Consumer Discretionary 3,591,179 – 3,591,179 –
Short-Term Investments 201,175,998 – 201,175,998 –
Subtotal Investments in Securities $1,199,608,031 $633,265,014 $566,343,013 $4
Other Investments  * Total
Affiliated Registered Investment Companies 63,876,897
Collateral Held for Securities Loaned 1,205,124
Subtotal Other Investments $65,082,021
Total Investments at Value $1,264,690,052
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Global Stock Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Reference Description:
CME
-
Chicago Mercantile Exchange
EAFE
-
Europe, Australasia and Far East
ICE
-
Intercontinental Exchange
MSCI
-
Morgan Stanley Capital International
S&P
-
Standard & Poor's
Other Financial Instruments Total Level 1 Level 2 Level 3
Asset Derivatives
Futures Contracts 2,372,277 2,372,277 – –
Total Asset Derivatives $2,372,277 $2,372,277 $– $–
Liability Derivatives
Futures Contracts 8,884,381 8,884,381 – –
Total Liability Derivatives $8,884,381 $8,884,381 $– $–
The following table presents Global Stock Portfolio's futures contracts held as of December 31, 2022. Investments and/or cash totaling
$13,478,921 were pledged as the initial margin deposit for these contracts.
Futures Contracts Description
Number of
Contracts
Long/(Short)
Expiration
Date
Notional Principal
Amount
Value and
Unrealized
CME E-mini S&P 500 Index 1,201 March 2023 $ 240,066,170 ( $ 8,213,120)
ICE mini MSCI EAFE Index 169 March 2023 16,780,553 (308,123)
ICE US mini MSCI Emerging Markets Index 281 March 2023 13,842,708 (363,138)
Total Futures Long Contracts $ 270,689,431 ( $ 8,884,381)
CME E-mini Russell 2000 Index (653) March 2023 ( $ 59,876,384) $ 2,056,499
CME E-mini S&P Mid-Cap 400 Index (44) March 2023 (11,063,218) 315,778
Total Futures Short Contracts ( $ 70,939,602) $2,372,277
Total Futures Contracts $ 199,749,829 ($6,512,104)
The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2022, for Global Stock
Portfolio's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.
Derivatives by risk category Statement of Assets and Liabilities Location Fair Value
Asset Derivatives
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) $ 2,372,277
Total Equity Contracts 2,372,277
Total Asset Derivatives $2,372,277
Liability Derivatives
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 8,884,381
Total Equity Contracts 8,884,381
Total Liability Derivatives $8,884,381
* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.  Only current day's variation margin is reported within the Statement of Assets and Liabilities.
The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2022, for
Global Stock Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Equity Contracts
Futures Net realized gains/(losses) on Futures contracts (35,214,535)
Total Equity Contracts
(35,214,535)
Total ($35,214,535)

Global Stock Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2022, for Global Stock Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized
appreciation/(depreciation)
recognized in Income
Equity Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (9,980,957)
Total Equity Contracts (9,980,957)
Total ($9,980,957)
The following table presents Global Stock Portfolio's average volume of derivative activity during the period ended December 31, 2022.
Derivative Risk Category Average Notional Value
Equity Contracts
Futures - Long $282,136,129
Futures - Short (96,717,317)
Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Global Stock Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Registered Investment Companies
Core Emerging Markets Equity $45,037 $1,294 $– $35,589 4,383 2.8%
Core Small Cap Value – 28,683 – 28,288 3,095 2.3
Total Affiliated Registered Investment
Companies 45,037 63,877 5.1
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment 8,806 159,309 166,910 1,205 1,205 0.1
Total Collateral Held for Securities Loaned 8,806 1,205 0.1
Total Value $53,843 $65,082
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Registered Investment Companies
Core Emerging Markets Equity $– ($10,742) $ – $1,294
Core Small Cap Value Fund – (395) – 343
Affiliated Short-Term Investments
Total Income/Non Income Cash from Affiliated
Investments $1,637
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 80
Total Affiliated Income from Securities Loaned, Net $80
Total Value $– ($11,137) $ –

Government Bond Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income ( 98.9% ) Value
Asset-Backed Securities (6.6%)
Arkansas Student Loan Auth.
$ 837,673
5.634%,  (LIBOR 3M +
0.900%), 11/25/2043, Ser.
2010-1A
a
$ 824,817
Cascade Funding Mortgage Trust,
LLC
802,603
0.985%,  11/25/2050, Ser.
2021-EBO1, Class A
a,b
766,288
ECMC Group Student Loan Trust
458,059
5.389%,  (LIBOR 1M +
1.000%), 1/27/2070, Ser.
2020-3A, Class A1B
a,b
454,513
Finance of America HECM Buyout
740,258
2.695%,  2/25/2032, Ser.
2022-HB1, Class A
a,b
713,393
GMAC Mortgage Corporation
Loan Trust
31,408
4.889%,  (LIBOR 1M +
0.500%), 8/25/2035, Ser.
2005-HE1, Class A2
a,c
16,186
Goodgreen
948,897
3.860%,  10/15/2054, Ser.
2019-1A, Class A
b
880,373
Kentucky Higher Education
Student Loan Corporation
Student Loan Rev.
1,351,049
1.650%,  3/25/2051, Ser.
2021-1 1,235,815
Missouri Higher Education Loan
Auth.
1,243,032
1.530%,  1/25/2061, Ser.
2021-1 1,073,284
1,519,885
4.716%,  (LIBOR 1M +
0.700%), 3/25/2061, Ser.
2021-2
a
1,439,460
Navient Student Loan Trust
1,275,444
1.310%,  12/26/2069, Ser.
2021-1A, Class A1A
b
1,061,408
752,293
5.439%,  (LIBOR 1M +
1.050%), 6/25/2069, Ser.
2020-1A, Class A1B
a,b
738,840
932,166
5.289%,  (LIBOR 1M +
0.900%), 8/26/2069, Ser.
2020-2A, Class A1B
a,b
906,202
New Hampshire Higher Education
Loan Corporation
660,443
5.589%,  (LIBOR 1M +
1.200%), 9/25/2060, Ser.
2020-1, Class A1B
a
652,444
Preferred Term Securities XXIII,
Ltd.
33,150
4.969%,  (LIBOR 3M +
0.200%), 12/22/2036, Ser.
A-FP
a,b
32,930
SLM Student Loan Trust
245,862
4.789%,  (LIBOR 1M +
0.400%), 3/25/2025, Ser.
2010-1, Class A
a
238,563
Total 11,034,516
Principal
Amount Long-Term Fixed Income (98.9%) Value
Collateralized Mortgage Obligations (16.0%)
Cascade Funding Mortgage Trust,
LLC
$ 365,683
0.946%,  12/26/2030, Ser.
2020-HB4, Class A
a,b
$ 354,531
995,183
0.801%,  2/25/2031, Ser.
2021-HB5, Class A
a,b
959,496
1,386,726
1.151%,  10/27/2031, Ser.
2021-HB7, Class A
a,b
1,300,669
Federal Agricultural Mortgage
Corporation Real Estate Trust
1,786,289
2.180%,  1/25/2051, Ser.
2021-1, Class A
a,b,c
1,450,582
Federal Home Loan Mortgage
Corporation - REMIC
203,792
4.000%,  1/25/2051, Ser.
5249, Class LA 196,585
1,638,487
1.500%,  3/25/2050, Ser.
4982, Class JA 1,324,459
4,063
3.000%,  10/15/2034, Ser.
4369, Class GV 4,055
147,331
2.000%,  1/15/2041, Ser.
4074, Class JA 139,505
729,753
1.750%,  6/15/2042, Ser.
4097, Class QN 629,714
477,386
1.750%,  12/15/2042, Ser.
4141, Class KM 399,689
622,806
3.000%,  5/15/2045, Ser.
4631, Class PA 577,062
496,840
3.000%,  3/15/2047, Ser.
4734, Class JA 455,023
941,979
3.500%,  8/15/2047, Ser.
4860, Class CA 882,375
1,350,000
3.000%,  9/25/2048, Ser.
5210, Class GD 1,013,350
1,700,000
2.500%,  12/15/2048, Ser.
5094, Class BC 1,349,807
958,540
2.000%,  9/25/2049, Ser.
4906, Class KE 826,342
Federal National Mortgage
Association - REMIC
824,176
4.500%,  6/25/2052, Ser.
2022-43, Class MA 804,966
483,189
4.000%,  7/25/2052, Ser.
2022-37, Class PE 463,543
406,704
2.000%,  11/25/2032, Ser.
2012-123, Class BA 368,781
409,810
3.000%,  6/25/2042, Ser.
2016-24, Class LJ 395,229
432,076
3.000%,  1/25/2043, Ser.
2013-114, Class AB 406,075
517,246
3.250%,  6/25/2043, Ser.
2013-60, Class PT 474,434
853,510
4.500%,  1/25/2046, Ser.
2022-68, Class BA 838,575
434,048
3.000%,  3/25/2046, Ser.
2016-66, Class PA 394,526
118,537
3.500%,  12/25/2047, Ser.
2018-41, Class PB 111,459
NewRez Warehouse Securitization
Trust
1,750,000
5.139%,  (LIBOR 1M +
0.750%), 5/25/2055, Ser.
2021-1, Class A
a,b
1,722,143

Government Bond Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (98.9%) Value
Collateralized Mortgage Obligations (16.0%) -
continued
RMF Buyout Issuance Trust
$ 811,109
1.259%,  11/25/2031, Ser.
2021-HB1, Class A
a,b
$ 761,012
Seasoned Credit Risk Transfer
Trust
778,114
3.250%,  6/25/2057, Ser.
2017-4, Class HT
c
709,160
1,070,973
3.000%,  8/25/2056, Ser.
2017-2, Class HA
c
1,000,535
1,182,009
2.500%,  8/25/2059, Ser.
2020-1, Class MT
c
1,003,382
1,316,994
2.500%,  9/25/2060, Ser.
2021-1, Class MTU 1,114,100
1,305,386
2.000%,  11/25/2059, Ser.
2020-2, Class MT
c
1,074,531
1,140,755
2.500%,  11/25/2060, Ser.
2021-2, Class MTU
c
964,941
Seasoned Loans Structured
Transaction Trust
1,084,928
2.000%,  9/25/2030, Ser.
2020-2, Class A1C
c
972,458
1,800,000
2.250%,  5/26/2031, Ser.
2021-1, Class A2C
b,c
1,465,389
Total 26,908,483
Commercial Mortgage-Backed Securities (6.6%)
Federal Home Loan Mortgage
Corporation Multifamily
Structured Pass Through
Certificates
1,200,000
2.920%,  6/25/2032, Ser.
K146, Class A2
c
1,054,613
1,500,000
3.710%,  9/25/2032, Ser.
K-150, Class A2
a,c
1,405,649
Federal Home Loan Mortgage
Corporation Multifamily WI
Certificates
1,600,000
3.000%,  8/25/2032, Ser.
K147, Class A2 1,415,393
1,700,000
3.500%,  9/25/2032, Ser.
K148, Class A2 1,566,662
1,600,000
3.530%,  10/25/2032, Ser.
K149, Class A2 1,477,764
3,000,000
3.800%,  12/25/2032, Ser.
K151, Class A2 2,831,621
300,000
3.820%,  1/25/2033, Ser.
K153, Class A2 281,996
Federal National Mortgage
Association - REMIC
1,300,000
2.081%,  4/25/2032, Ser.
2022-M1S, Class A2
a
1,064,884
Total 11,098,582
Energy (<0.1%)
Petroleos Mexicanos
75,000 2.378%,  4/15/2025 72,477
Total 72,477
Financials (1.7%)
HSBC Bank Canada
750,000 0.950%,  5/14/2023
b
739,275
Principal
Amount Long-Term Fixed Income (98.9%) Value
Financials (1.7%) - continued
Nationwide Building Society
$ 750,000 1.700%,  2/13/2023
b
$ 747,635
Santander UK plc
700,000 1.625%,  2/12/2023
b
697,268
Westpac Banking Corporation
750,000 2.000%,  1/16/2025
b
706,814
Total 2,890,992
Foreign Government (2.9%)
Export Development Canada
2,000,000 2.500%,  1/24/2023 1,997,705
Province of British Columbia
1,550,000 1.750%,  9/27/2024 1,473,243
Province of Ontario
1,000,000 3.400%,  10/17/2023 987,472
Province of Quebec
400,000 7.500%,  7/15/2023
d
405,263
Total 4,863,683
Mortgage-Backed Securities (29.2%)
Federal Home Loan Mortgage
Corporation Conventional 30-Yr.
Pass Through
1,824,389 3.000%,  2/1/2050 1,619,364
1,357,211 2.500%,  5/1/2051 1,152,577
708,598 3.500%,  5/1/2052 644,483
845,892 4.000%,  5/1/2052 798,952
2,536,722 3.500%,  6/1/2052 2,306,837
Federal Home Loan Mortgage
Corporation Gold 15-Yr. Pass
Through
395,601 2.500%,  7/1/2030 370,926
Federal National Mortgage
Association Conventional 15-Yr.
Pass Through
4,000,000 5.000%,  1/1/2038
e
4,017,470
Federal National Mortgage
Association Conventional 20-Yr.
Pass Through
1,161,179 3.500%,  5/1/2040 1,084,128
Federal National Mortgage
Association Conventional 30-Yr.
Pass Through
2,329,457 3.000%,  1/1/2052 2,048,084
869,591 2.500%,  2/1/2051 743,528
1,403,435 2.500%,  2/1/2051 1,192,217
2,316,428 2.000%,  3/1/2051 1,891,768
2,374,859 3.000%,  3/1/2052 2,089,814
1,144,407 2.000%,  4/1/2051 934,222
1,632,832 2.500%,  4/1/2051 1,387,236
1,380,540 3.000%,  4/1/2051 1,217,282
1,445,551 3.000%,  5/1/2050 1,279,644
1,269,552 3.000%,  5/1/2051 1,129,665
1,000,338 3.000%,  6/1/2050 896,629
2,217,778 2.500%,  7/1/2051 1,883,725
510,471 3.500%,  7/1/2051 469,451
882,950 3.500%,  8/1/2050 814,557
774,591 2.000%,  8/1/2051 632,117
874,849 3.500%,  9/1/2052 798,711
1,475,097 4.000%,  10/1/2052 1,389,448
2,342,937 2.500%,  12/1/2051 1,994,727
4,575,000 4.500%,  12/1/2052
e,f
4,437,659

Government Bond Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (98.9%) Value
Mortgage-Backed Securities (29.2%) -
continued
$ 5,215,000 5.500%,  1/1/2041
e
$ 5,227,863
900,000 3.500%,  1/1/2049
e
817,472
325,000 4.000%,  1/1/2049
e
304,740
2,400,000 5.000%,  1/1/2049
e
2,364,531
Federal National Mortgage
Association Conventional 40-Yr.
Pass Through
610,562 3.500%,  7/1/2061 560,125
756,794 4.000%,  12/1/2061 717,377
Total 49,217,329
U.S. Government & Agencies (35.9%)
Federal Farm Credit Bank
400,000 2.210%,  8/1/2024 385,941
Federal Home Loan Bank
2,500,000 2.500%,  2/13/2024 2,438,545
Federal Home Loan Mortgage
Corporation
1,000,000 0.250%,  8/24/2023 970,884
Federal National Mortgage
Association
1,500,000 0.750%,  10/8/2027 1,291,854
500,000 5.960%,  9/11/2028 546,976
875,000 0.875%,  8/5/2030 694,567
Tennessee Valley Authority
1,115,000 5.250%,  9/15/2039 1,160,096
U.S. Treasury Bonds
2,565,000 1.375%,  8/15/2050 1,425,278
500,000 1.875%,  2/28/2027 457,930
1,500,000 5.250%,  11/15/2028 1,589,062
5,340,000 2.625%,  2/15/2029 4,935,328
3,560,000 1.500%,  2/15/2030 3,033,788
25,000 1.375%,  11/15/2031 20,348
1,950,000 2.875%,  5/15/2032 1,797,047
1,115,000 3.000%,  5/15/2042 937,471
4,180,000 2.500%,  5/15/2046 3,118,182
4,150,000 2.875%,  5/15/2049 3,339,291
U.S. Treasury Bonds, TIPS
906,000 0.500%,  1/15/2028 851,941
839,385 0.875%,  2/15/2047 687,479
U.S. Treasury Notes
1,000,000 0.125%,  4/30/2023 986,250
1,500,000 0.125%,  8/31/2023 1,454,707
5,270,000 0.750%,  12/31/2023 5,065,862
1,175,000 0.125%,  1/15/2024 1,120,346
350,000 2.500%,  1/31/2024 341,729
1,000,000 0.250%,  6/15/2024 938,516
225,000 3.000%,  6/30/2024 219,612
250,000 2.125%,  7/31/2024 240,459
3,500,000 1.250%,  8/31/2024 3,313,379
6,850,000 2.250%,  11/15/2024 6,578,943
200,000 1.375%,  1/31/2025 187,969
900,000 0.250%,  8/31/2025 809,297
525,000 2.625%,  1/31/2026 501,621
750,000 1.750%,  12/31/2026 686,631
800,000 3.250%,  6/30/2027 773,531
1,000,000 0.625%,  11/30/2027 849,141
2,100,000 4.000%,  10/31/2029 2,100,656
U.S. Treasury Notes, TIPS
1,411,089 0.125%,  10/15/2024 1,358,877
Principal
Amount Long-Term Fixed Income (98.9%) Value
U.S. Government & Agencies (35.9%) -
continued
$ 3,318,847 0.125%,  10/15/2025 $ 3,154,027
Total 60,363,561
Total Long-Term Fixed Income
(cost $180,899,367) 166,449,623
Shares
Collateral Held for Securities
Loaned ( 0.1% ) Value
214,000 Thrivent Cash Management Trust 214,000
Total Collateral Held for
Securities Loaned
(cost $214,000) 214,000
Shares or
Principal
Amount Short-Term Investments ( 11.1% ) Value
Federal Home Loan Bank Discount
Notes
400,000 4.170%, 2/8/2023
g,h
398,235
Thrivent Core Short-Term Reserve
Fund
1,825,153 4.710% 18,251,532
Total Short-Term Investments
(cost $18,612,418) 18,649,767
Total Investments (cost
$199,725,785) 110.1% $185,313,390
Other Assets and Liabilities, Net
(10.1%) (17,015,504)
Total Net Assets 100.0% $168,297,886
a Denotes variable rate securities. The rate shown is as of
December 31, 2022. The rates of certain variable rate
securities are based on a published reference rate and
spread; these may vary by security and the reference rate
and spread are indicated in their description.  The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions.  These
securities do not indicate a reference rate and spread in
their description.
b Denotes securities sold under Rule 144A of the Securities
Act of 1933, which exempts them from registration. These
securities may be resold to other dealers in the program or
to other qualified institutional buyers. As of December 31,
2022, the value of these investments was $16,458,761 or
9.8% of total net assets.
c All or a portion of the security is insured or guaranteed.
d All or a portion of the security is on loan.
e Denotes investments purchased on a when-issued or
delayed-delivery basis.
f All or a portion of the security was earmarked to cover
written options.
g The interest rate shown reflects the yield.
h All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for
open futures contracts.

Government Bond Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Government Bond
Portfolio as of December 31, 2022:
Securities Lending Transactions
Long-Term Fixed Income $ 202,632
Total lending $202,632
Gross amount payable upon return of
collateral for securities loaned $214,000
Net amounts due to counterparty $11,368
Definitions:
FNMA - Federal National Mortgage Association
HECM - Home Equity Conversion Mortgage
REMIC - Real Estate Mortgage Investment Conduit
Ser. - Series
TIPS - Treasury Inflation Protected Security
Reference Rate Index:
LIBOR 1M - ICE Libor USD Rate 1 Month
LIBOR 3M - ICE Libor USD Rate 3 Month
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 452,037
Gross unrealized depreciation (15,030,498)
Net unrealized appreciation (depreciation) $ (14,578,461)
Cost for federal income tax purposes $ 199,831,650
Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Government Bond Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Long-Term Fixed Income
Asset-Backed Securities 11,034,516 – 11,034,516 –
Collateralized Mortgage Obligations 26,908,483 – 26,908,483 –
Commercial Mortgage-Backed Securities 11,098,582 – 11,098,582 –
Energy 72,477 – 72,477 –
Financials 2,890,992 – 2,890,992 –
Foreign Government 4,863,683 – 4,863,683 –
Mortgage-Backed Securities 49,217,329 – 49,217,329 –
U.S. Government & Agencies 60,363,561 – 60,363,561 –
Short-Term Investments 398,235 – 398,235 –
Subtotal Investments in Securities $166,847,858 $– $166,847,858 $–
Other Investments  * Total
Affiliated Short-Term Investments 18,251,532
Collateral Held for Securities Loaned 214,000
Subtotal Other Investments $18,465,532
Total Investments at Value $185,313,390
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
Other Financial Instruments Total Level 1 Level 2 Level 3
Asset Derivatives
Futures Contracts 2,876 2,876 – –
Total Asset Derivatives $2,876 $2,876 $– $–
Liability Derivatives
Futures Contracts 86,619 86,619 – –
Call Options Written 6,481 – – 6,481
Total Liability Derivatives $93,100 $86,619 $– $6,481

Government Bond Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Reference Description:
CBOT
-
Chicago Board of Trade
CME
-
Chicago Mercantile Exchange
Counterparty:
MSC
-
Morgan Stanley & Company
The following table presents Government Bond Portfolio's futures contracts held as of December 31, 2022. Investments and/or cash totaling
$398,235 were pledged as the initial margin deposit for these contracts.
Futures Contracts Description
Number of
Contracts
Long/(Short)
Expiration
Date Notional Amount
Value and
Unrealized
CBOT 10-Yr. U.S. Treasury Note 55 March 2023 $ 6,228,780 ( $ 52,452)
CBOT 5-Yr. U.S. Treasury Note 157 March 2023 16,952,810 (7,848)
CBOT U.S. Long Bond 19 March 2023 2,394,287 (12,756)
Total Futures Long Contracts $ 25,575,877 ( $ 73,056)
CBOT 2-Yr. U.S. Treasury Note (39) March 2023 ( $ 7,988,482) ( $ 9,565)
CME Ultra Long Term U.S. Treasury Bond (13) March 2023 (1,742,065) (3,998)
Ultra 10-Yr. U.S. Treasury Note (17) March 2023 (2,013,657) 2,876
Total Futures Short Contracts ( $ 11,744,204) ($10,687)
Total Futures Contracts $ 13,831,673 ($83,743)
The following table presents Government Bond Portfolio's options contracts held as of December 31, 2022.
Option _ Description
(Underlying Security
Description)
Counter-
party
Number of
Contracts
Exercise
Price
Expiration
Date Notional Amount Value
Unrealized
Appreciation/
(Depreciation)
FNMA Conventional 30-Yr. Pass
Through Call Option
(*)
MSC (4.58) $ 98.94 February 2023 ( $ 4,402,143) ( $ 6,481) $ 23,542
(Federal National Mortgage Association
Conventional 30-Yr. Pass Through)
Total Options Written Contracts ($6,481) $23,542
(*)  Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the
Notes to Financial Statements.
The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2022, for Government Bond
Portfolio's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.
Derivatives by risk category Statement of Assets and Liabilities Location Fair Value
Asset Derivatives
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) $ 2,876
Options Written Net Assets - Distributable earnings/(accumulated loss) 23,542
Total Interest Rate Contracts 26,418
Total Asset Derivatives $26,418
Liability Derivatives
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 86,619
Total Interest Rate Contracts 86,619
Total Liability Derivatives $86,619
* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.  Only current day's variation margin is reported within the Statement of Assets and Liabilities.

Government Bond Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2022, for
Government Bond Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Interest Rate Contracts
Options Written Net realized gains/(losses) on Written option contracts 33,008
Futures Net realized gains/(losses) on Futures contracts 1,005,613
Total Interest Rate Contracts
1,038,621
Total $1,038,621
The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2022, for Government Bond Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized
appreciation/(depreciation)
recognized in Income
Interest Rate Contracts
Options Written Change in net unrealized appreciation/(depreciation) on Written option contracts 11,111
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (24,901)
Total Interest Rate Contracts (13,790)
Total ($13,790)
The following table presents Government Bond Portfolio's average volume of derivative activity during the period ended December 31, 2022.
Derivative Risk Category Average Notional Value
Interest Rate Contracts
Futures - Long $17,455,431
Futures - Short (33,560,678)
Options Written (906,887)
Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Government Bond Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $52,657 $51,835 $86,240 $18,252 1,825 10.9%
Total Affiliated Short-Term Investments 52,657 18,252 10.9
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment 1,389 3,648 4,823 214 214 0.1
Total Collateral Held for Securities Loaned 1,389 214 0.1
Total Value $54,046 $18,466
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $– $– $ – $563
Total Income/Non Income Cash from Affiliated
Investments $563
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 2
Total Affiliated Income from Securities Loaned, Net $2
Total Value $– $– $ –

High Yield Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans ( 4.4% )
a
Value
Basic Materials (0.6%)
Grinding Media, Inc., Term Loan
$ 3,394,037
8.070%,  (LIBOR 3M +
4.000%), 10/12/2028
b,c
$ 3,139,485
Herens US Holdco Corporation,
Term Loan
1,723,903
8.730%,  (LIBOR 3M +
4.000%), 7/3/2028
b
1,575,216
Total 4,714,701
Capital Goods (0.2%)
Mauser Packaging Solutions
Holding Company, Term Loan
1,526,301
7.370%,  (LIBOR 1M +
3.250%), 4/3/2024
b
1,488,356
Total 1,488,356
Communications Services (1.2%)
Cengage Learning, Inc., Term
Loan
2,620,100
7.814%,  (LIBOR 3M +
4.750%), 7/14/2026
b
2,350,728
DIRECTV Financing, LLC, Term
Loan
3,181,688
9.384%,  (LIBOR 1M +
5.000%), 8/2/2027
b
3,090,882
Gogo Intermediate Holdings, LLC,
Term Loan
867,922
8.165%,  (LIBOR 3M +
3.750%), 4/30/2028
b
859,243
NEP Group, Inc., Term Loan
2,778,399
7.634%,  (LIBOR 1M +
3.250%), 10/20/2025
b
2,379,004
Total 8,679,857
Consumer Cyclical (0.2%)
Staples, Inc., Term Loan
1,670,719
7.782%,  (LIBOR 3M +
5.000%), 4/12/2026
b
1,541,706
Total 1,541,706
Consumer Non-Cyclical (0.4%)
Alltech, Inc., Term Loan
1,546,096
8.384%,  (LIBOR 1M +
4.000%), 10/15/2028
b
1,443,667
B&G Foods, Inc., Term Loan
800,000
6.884%,  (LIBOR 1M +
2.500%), 10/10/2026
b
753,288
City Brewing Company, LLC, Term
Loan
1,286,967
7.792%,  (LIBOR 1M +
3.500%), 4/5/2028
b
550,178
Total 2,747,133
Energy (0.3%)
GIP II Blue Holding, LP, Term Loan
1,908,081
9.230%,  (LIBOR 3M +
4.500%), 9/29/2028
b
1,888,600
Total 1,888,600
Principal
Amount Bank Loans (4.4%)
a
Value
Financials (0.1%)
Asurion, LLC, Term Loan
$ 1,037,000
9.634%,  (LIBOR 1M +
5.250%), 1/15/2029
b
$ 801,456
Total 801,456
Technology (0.9%)
CoreLogic, Inc., Term Loan
1,570,125
7.938%,  (LIBOR 1M +
3.500%), 6/2/2028
b
1,305,166
Peraton Corporation, Term Loan
3,251,348
8.134%,  (LIBOR 1M +
3.750%), 2/1/2028
b
3,169,382
Rackspace Technology Global,
Inc., Term Loan
1,522,875
7.380%,  (LIBOR 3M +
2.750%), 2/9/2028
b
946,254
Redstone Holdco 2 LP, Term Loan
1,308,438
9.108%,  (LIBOR 3M +
4.750%), 4/27/2028
b
900,480
Total 6,321,282
Transportation (0.5%)
AAdvantage Loyalty IP, Ltd., Term
Loan
2,620,000
8.993%,  (LIBOR 3M +
4.750%), 4/20/2028
b
2,605,669
Air Canada, Term Loan
1,014,900
8.130%,  (LIBOR 3M +
3.500%), 8/11/2028
b
1,000,945
Total 3,606,614
Total Bank Loans
(cost $35,279,641) 31,789,705
Principal
Amount Long-Term Fixed Income ( 86.9% ) Value
Basic Materials (5.3%)
ACN 113 874 712, Pty. Ltd.
3,195,300 11.500%,  2/15/2018
*,d,e
3,195
Alcoa Nederland Holding BV
5,000 5.500%,  12/15/2027
f
4,818
Cascades USA, Inc.
500,000 5.125%,  1/15/2026
f
454,881
Chemours Company
2,410,000 5.750%,  11/15/2028
f
2,164,734
Cleveland-Cliffs, Inc.
1,600,000 4.625%,  3/1/2029
f,g
1,420,000
1,075,000 4.875%,  3/1/2031
f,g
949,215
Consolidated Energy Finance SA
4,014,000 5.625%,  10/15/2028
f
3,410,603
EverArc Escrow Sarl
1,813,000 5.000%,  10/30/2029
f
1,486,660
First Quantum Minerals, Ltd.
1,065,000 6.875%,  3/1/2026
f
1,008,578
2,020,000 6.875%,  10/15/2027
f
1,895,211
Hecla Mining Company
895,000 7.250%,  2/15/2028 881,245
Hudbay Minerals, Inc.
675,000 4.500%,  4/1/2026
f
613,129

High Yield Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (86.9%) Value
Basic Materials (5.3%) - continued
Innophos Holdings, Inc.
$ 881,000 9.375%,  2/15/2028
f
$ 861,177
Mercer International, Inc.
1,565,000 5.500%,  1/15/2026 1,482,351
Methanex Corporation
2,000,000 4.250%,  12/1/2024 1,915,072
Novelis Corporation
870,000 3.250%,  11/15/2026
f
779,964
2,050,000 4.750%,  1/30/2030
f
1,817,458
670,000 3.875%,  8/15/2031
f
546,983
OCI NV
2,621,000 4.625%,  10/15/2025
f
2,483,579
Olin Corporation
2,465,000 5.625%,  8/1/2029 2,341,750
SCIL USA Holdings, LLC
2,313,000 5.375%,  11/1/2026
f
1,960,268
SPCM SA
1,074,000 3.125%,  3/15/2027
f
923,640
1,133,000 3.375%,  3/15/2030
f
912,065
SunCoke Energy, Inc.
2,307,000 4.875%,  6/30/2029
f
1,980,300
Taseko Mines, Ltd.
2,390,000 7.000%,  2/15/2026
f
2,101,621
Unifrax Escrow Issuer Corporation
1,878,000 5.250%,  9/30/2028
f
1,511,164
United States Steel Corporation
2,355,000 6.875%,  3/1/2029
g
2,285,872
Total 38,195,533
Capital Goods (10.7%)
Abengoa Abenewco 2 Bis SA,
Convertible
3,963,662
0.000%,PIK 1.500%,
4/26/2024
*,e,h
19,818
Advanced Drainage Systems, Inc.
2,260,000 5.000%,  9/30/2027
f
2,107,450
AECOM
1,885,000 5.125%,  3/15/2027 1,814,312
Amsted Industries, Inc.
2,615,000 5.625%,  7/1/2027
f
2,480,746
2,240,000 4.625%,  5/15/2030
f
1,909,600
ARD Finance SA
1,700,000 6.500%,  6/30/2027
f
1,182,405
Ardagh Packaging Finance plc/
Ardagh Holdings USA, Inc.
3,108,000 5.250%,  8/15/2027
f
2,323,983
Berry Global, Inc.
1,704,000 4.500%,  2/15/2026
f,g
1,627,817
Bombardier, Inc.
1,065,000 7.125%,  6/15/2026
f
1,033,278
2,070,000 7.875%,  4/15/2027
f,g
2,007,850
2,250,000 6.000%,  2/15/2028
f
2,080,620
Builders FirstSource, Inc.
1,070,000 5.000%,  3/1/2030
f
948,105
Canpack SA/Canpack US LLC
1,330,000 3.125%,  11/1/2025
f
1,165,319
Chart Industries, Inc.
741,000 7.500%,  1/1/2030
f
744,920
Clean Harbors, Inc.
3,330,000 5.125%,  7/15/2029
f
3,088,415
Principal
Amount Long-Term Fixed Income (86.9%) Value
Capital Goods (10.7%) - continued
Clydesdale Acquisition Holdings,
Inc.
$ 297,000 6.625%,  4/15/2029
f
$ 282,373
594,000 8.750%,  4/15/2030
f
508,447
Cornerstone Building Brands, Inc.
1,534,000 6.125%,  1/15/2029
f
1,080,304
Covert Mergeco, Inc.
965,000 4.875%,  12/1/2029
f
790,596
CP Atlas Buyer, Inc.
1,915,000 7.000%,  12/1/2028
f,g
1,422,203
Crown Cork & Seal Company, Inc.
1,875,000 7.375%,  12/15/2026 1,930,331
GFL Environmental, Inc.
4,440,000 4.000%,  8/1/2028
f
3,796,200
H&E Equipment Services, Inc.
5,130,000 3.875%,  12/15/2028
f
4,369,683
Herc Holdings, Inc.
4,660,000 5.500%,  7/15/2027
f
4,346,615
Howmet Aerospace, Inc.
3,405,000 3.000%,  1/15/2029 2,894,250
JELD-WEN, Inc.
850,000 6.250%,  5/15/2025
f
795,043
Mauser Packaging Solutions
Holding Company
1,815,000 7.250%,  4/15/2025
f
1,678,361
MIWD Holdco II, LLC
969,000 5.500%,  2/1/2030
f
771,469
Mueller Water Products, Inc.
930,000 4.000%,  6/15/2029
f
817,237
Nesco Holdings II, Inc.
2,240,000 5.500%,  4/15/2029
f
1,960,000
New Enterprise Stone and Lime
Company, Inc.
3,153,000 5.250%,  7/15/2028
f
2,799,772
OI European Group BV
2,345,000 4.750%,  2/15/2030
f
2,053,517
Owens-Brockway Glass Container,
Inc.
1,295,000 5.875%,  8/15/2023
f
1,285,783
Pactiv Evergreen Group
1,670,000 4.375%,  10/15/2028
f
1,491,978
PGT Innovations, Inc.
2,199,000 4.375%,  10/1/2029
f
1,841,096
Roller Bearing Company of
America, Inc.
420,000 4.375%,  10/15/2029
f
363,174
SRM Escrow Issuer, LLC
3,730,000 6.000%,  11/1/2028
f
3,337,231
TransDigm, Inc.
4,275,000 6.250%,  3/15/2026
f
4,215,962
640,000 4.625%,  1/15/2029 562,733
1,815,000 4.875%,  5/1/2029 1,583,134
Trivium Packaging Finance
1,210,000 5.500%,  8/15/2026
f
1,109,492
530,000 8.500%,  8/15/2027
f,g
486,288
United Rentals North America, Inc.
1,700,000 3.875%,  2/15/2031 1,425,093
Victors Merger Corporation
1,090,000 6.375%,  5/15/2029
f
599,500

High Yield Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (86.9%) Value
Capital Goods (10.7%) - continued
WESCO Distribution, Inc.
$ 2,635,000 7.250%,  6/15/2028
f
$ 2,669,186
Total 77,801,689
Communications Services (12.0%)
Allen Media, LLC/Allen Media Co-
Issuer, Inc.
1,898,000 10.500%,  2/15/2028
f
721,240
Altice Financing SA
1,125,000 5.750%,  8/15/2029
f
884,883
Altice France SA
1,380,000 5.125%,  7/15/2029
f
1,034,646
3,179,000 5.500%,  10/15/2029
f
2,424,083
C&W Senior Financing DAC
525,000 6.875%,  9/15/2027
f
488,250
CCO Holdings, LLC
3,265,000 5.000%,  2/1/2028
f
2,964,587
3,380,000 5.375%,  6/1/2029
f
3,056,433
1,029,000 6.375%,  9/1/2029
f
966,992
3,610,000 4.750%,  3/1/2030
f
3,113,318
843,000 4.750%,  2/1/2032
f
683,420
Clear Channel Outdoor Holdings,
Inc.
1,060,000 7.500%,  6/1/2029
f,g
778,326
Clear Channel Worldwide
Holdings, Inc.
1,819,000 5.125%,  8/15/2027
f
1,576,163
758,000 7.750%,  4/15/2028
f
553,347
Consolidated Communications,
Inc.
1,817,000 5.000%,  10/1/2028
f
1,339,978
674,000 6.500%,  10/1/2028
f
523,739
CSC Holdings, LLC
2,925,000 5.375%,  2/1/2028
f
2,358,281
1,493,000 6.500%,  2/1/2029
f
1,220,527
2,365,000 4.125%,  12/1/2030
f
1,669,288
Cumulus Media New Holdings,
Inc.
887,000 6.750%,  7/1/2026
f,g
745,080
DIRECTV Holdings, LLC
535,000 5.875%,  8/15/2027
f
478,643
DISH DBS Corporation
759,000 5.875%,  11/15/2024 705,289
913,000 5.250%,  12/1/2026
f
769,052
749,000 7.375%,  7/1/2028 529,917
1,271,000 5.750%,  12/1/2028
f
1,014,417
1,144,000 5.125%,  6/1/2029 738,006
Entercom Media Corporation
2,814,000 6.500%,  5/1/2027
f
529,436
Frontier Communications
Corporation
869,000 6.750%,  5/1/2029
f
718,889
Frontier Communications
Holdings, LLC
898,000 5.875%,  10/15/2027
f
833,856
1,590,000 5.000%,  5/1/2028
f
1,386,512
561,000 8.750%,  5/15/2030
f
570,396
GCI, LLC
3,550,000 4.750%,  10/15/2028
f
2,982,286
Gray Escrow II, Inc.
6,320,000 5.375%,  11/15/2031
f
4,554,508
Principal
Amount Long-Term Fixed Income (86.9%) Value
Communications Services (12.0%) - continued
iHeartCommunications, Inc.
$ 2,621,000 6.375%,  5/1/2026 $ 2,411,320
Iliad Holding SASU
2,654,000 6.500%,  10/15/2026
f
2,461,462
Lamar Media Corporation
1,222,000 3.625%,  1/15/2031 1,010,261
LCPR Senior Secured Financing
DAC
3,357,000 6.750%,  10/15/2027
f
3,138,795
Level 3 Financing, Inc.
1,670,000 4.625%,  9/15/2027
f
1,390,275
1,660,000 4.250%,  7/1/2028
f
1,307,582
Lumen Technologies, Inc.
1,480,000 5.125%,  12/15/2026
f,g
1,286,564
Magallanes, Inc.
2,700,000 4.054%,  3/15/2029
f
2,335,830
Netflix, Inc.
720,000 4.875%,  4/15/2028 695,222
News Corporation
790,000 3.875%,  5/15/2029
f
685,238
Playtika Holding Corporation
1,843,000 4.250%,  3/15/2029
f
1,446,663
Radiate Holdco, LLC
1,055,000 6.500%,  9/15/2028
f
442,061
Scripps Escrow II, Inc.
852,000 3.875%,  1/15/2029
f
683,730
355,000 5.375%,  1/15/2031
f,g
284,536
Scripps Escrow, Inc.
2,270,000 5.875%,  7/15/2027
f,g
2,025,975
Sirius XM Radio, Inc.
720,000 3.125%,  9/1/2026
f
639,317
365,000 5.000%,  8/1/2027
f
337,392
1,660,000 4.000%,  7/15/2028
f
1,444,698
890,000 3.875%,  9/1/2031
f
694,351
Sprint Capital Corporation
525,000 6.875%,  11/15/2028 544,919
Sprint Corporation
1,770,000 7.125%,  6/15/2024 1,804,586
6,590,000 7.625%,  2/15/2025 6,803,081
TEGNA, Inc.
2,422,000 4.625%,  3/15/2028 2,300,173
Telesat Canada
1,025,000 4.875%,  6/1/2027
f
460,343
465,000 6.500%,  10/15/2027
f
134,502
United States Cellular Corporation
1,811,000 6.700%,  12/15/2033 1,597,664
Uniti Group, LP
2,392,000 4.750%,  4/15/2028
f
1,913,600
Univision Communications, Inc.
2,324,000 6.625%,  6/1/2027
f
2,242,218
VZ Secured Financing BV
1,821,000 5.000%,  1/15/2032
f
1,479,784
YPSO Finance BIS SA
851,000 10.500%,  5/15/2027
f
648,887
Total 87,564,817
Consumer Cyclical (16.1%)
1011778 B.C., ULC
4,415,000 4.375%,  1/15/2028
f
3,953,217

High Yield Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (86.9%) Value
Consumer Cyclical (16.1%) - continued
Allied Universal Finance
Corporation
$ 1,160,000 4.625%,  6/1/2028
f
$ 940,462
Allied Universal Holdco, LLC
1,545,000 6.625%,  7/15/2026
f
1,413,675
1,125,000 4.625%,  6/1/2028
f
929,171
1,060,000 6.000%,  6/1/2029
f
769,305
Allison Transmission, Inc.
3,750,000 3.750%,  1/30/2031
f
3,084,375
American Axle & Manufacturing,
Inc.
2,055,000 6.500%,  4/1/2027 1,853,575
Arko Corporation
1,358,000 5.125%,  11/15/2029
f
1,066,302
Ashton Woods USA, LLC
800,000 4.625%,  8/1/2029
f
640,585
860,000 4.625%,  4/1/2030
f
690,245
Boyd Gaming Corporation
1,830,000 4.750%,  6/15/2031
f
1,592,100
Boyne USA, Inc.
1,265,000 4.750%,  5/15/2029
f
1,119,581
Brookfield Residential Properties,
Inc.
135,000 6.250%,  9/15/2027
f
119,894
1,825,000 5.000%,  6/15/2029
f
1,426,000
350,000 4.875%,  2/15/2030
f
272,884
Caesars Entertainment, Inc.
3,114,000 6.250%,  7/1/2025
f
3,025,798
1,420,000 8.125%,  7/1/2027
f,g
1,395,221
2,919,000 4.625%,  10/15/2029
f,g
2,375,511
Carnival Corporation
1,396,000 10.500%,  2/1/2026
f
1,402,645
902,000 7.625%,  3/1/2026
f
714,920
2,212,000 5.750%,  3/1/2027
f
1,579,456
937,000 4.000%,  8/1/2028
f
764,039
Cedar Fair, LP
3,070,000 5.250%,  7/15/2029 2,757,011
Churchill Downs, Inc.
1,065,000 4.750%,  1/15/2028
f
953,037
Cinemark USA, Inc.
2,938,000 5.875%,  3/15/2026
f
2,447,228
Empire Communities Corporation
1,461,000 7.000%,  12/15/2025
f
1,320,981
Ford Motor Company
3,271,000 3.250%,  2/12/2032 2,453,059
1,800,000 6.100%,  8/19/2032 1,662,044
Ford Motor Credit Company, LLC
2,243,000 2.300%,  2/10/2025 2,047,590
2,230,000 4.134%,  8/4/2025 2,087,258
3,120,000 3.375%,  11/13/2025 2,820,520
390,000 2.700%,  8/10/2026 338,676
Goodyear Tire & Rubber Company
1,405,000 5.000%,  7/15/2029
g
1,171,980
1,140,000 5.250%,  7/15/2031 932,452
Guitar Center Escrow Issuer II, Inc.
600,000 8.500%,  1/15/2026
f,g
493,114
Hanesbrands, Inc.
1,900,000 4.875%,  5/15/2026
f
1,697,785
Hilton Domestic Operating
Company, Inc.
1,770,000 4.875%,  1/15/2030 1,603,992
Principal
Amount Long-Term Fixed Income (86.9%) Value
Consumer Cyclical (16.1%) - continued
$ 850,000 3.625%,  2/15/2032
f
$ 680,680
Hilton Grand Vacations Borrower
Escrow, LLC
3,300,000 5.000%,  6/1/2029
f
2,838,000
International Game Technology plc
1,530,000 6.250%,  1/15/2027
f
1,518,525
475,000 5.250%,  1/15/2029
f
442,633
Jacobs Entertainment, Inc.
1,182,000 6.750%,  2/15/2029
f
1,066,910
KAR Auction Services, Inc.
499,000 5.125%,  6/1/2025
f
487,493
KB Home
1,880,000 6.875%,  6/15/2027 1,891,186
L Brands, Inc.
1,775,000 5.250%,  2/1/2028 1,648,354
2,485,000 6.625%,  10/1/2030
f
2,331,931
1,030,000 6.875%,  11/1/2035 915,567
Live Nation Entertainment, Inc.
1,560,000 4.750%,  10/15/2027
f,g
1,388,907
Macy's Retail Holdings, LLC
2,370,000 5.875%,  4/1/2029
f
2,098,405
Magic MergerCo, Inc.
1,385,000 5.250%,  5/1/2028
f
1,114,275
Mattamy Group Corporation
1,800,000 4.625%,  3/1/2030
f
1,458,836
MGM Resorts International
5,000 5.500%,  4/15/2027 4,651
NCL Corporation, Ltd.
1,576,000 3.625%,  12/15/2024
f
1,346,468
592,000 5.875%,  3/15/2026
f
464,998
889,000 5.875%,  2/15/2027
f
770,141
New Red Finance, Inc.
1,105,000 4.000%,  10/15/2030
f
894,840
Nordstrom, Inc.
825,000 4.250%,  8/1/2031 589,958
PENN Entertainment, Inc.
1,390,000 4.125%,  7/1/2029
f
1,098,105
PetSmart, Inc./PetSmart Finance
Corporation
3,190,000 7.750%,  2/15/2029
f
2,996,024
Prime Security Services Borrower,
LLC/Prime Finance, Inc.
3,584,000 5.750%,  4/15/2026
f
3,449,600
1,790,000 3.375%,  8/31/2027
f
1,545,100
1,641,000 6.250%,  1/15/2028
f
1,493,573
Realogy Group, LLC
2,865,000 5.750%,  1/15/2029
f
2,167,057
Royal Caribbean Cruises, Ltd.
876,000 11.500%,  6/1/2025
f
939,510
3,737,000 4.250%,  7/1/2026
f
3,020,795
793,000 9.250%,  1/15/2029
f,g
814,887
Scientific Games International, Inc.
2,610,000 7.250%,  11/15/2029
f
2,505,600
584,000 6.625%,  3/1/2030
f
493,305
SeaWorld Parks and
Entertainment, Inc.
902,000 5.250%,  8/15/2029
f
785,370
Six Flags Theme Parks, Inc.
483,000 7.000%,  7/1/2025
f
486,290
Staples, Inc.
1,534,000 10.750%,  4/15/2027
f
1,104,633

High Yield Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (86.9%) Value
Consumer Cyclical (16.1%) - continued
Station Casinos, LLC
$ 800,000 4.500%,  2/15/2028
f
$ 695,505
700,000 4.625%,  12/1/2031
f
561,521
Travel + Leisure Company
1,425,000 6.625%,  7/31/2026
f
1,394,023
Tripadvisor, Inc.
441,000 7.000%,  7/15/2025
f
435,723
Uber Technologies, Inc.
1,500,000 6.250%,  1/15/2028
f,g
1,440,000
VICI Properties, LP/VICI Note
Company, Inc.
2,600,000 5.750%,  2/1/2027
f
2,534,378
2,050,000 3.750%,  2/15/2027
f
1,860,877
Viking Cruises, Ltd.
1,303,000 5.875%,  9/15/2027
f
1,062,159
Wabash National Corporation
2,173,000 4.500%,  10/15/2028
f
1,850,496
WASH Multifamily Acquisition, Inc.
1,055,000 5.750%,  4/15/2026
f
994,338
Wyndham Hotels & Resorts, Inc.
1,500,000 4.375%,  8/15/2028
f
1,345,800
Total 116,943,115
Consumer Non-Cyclical (12.0%)
1375209 BC, Ltd.
1,482,000 9.000%,  1/30/2028
f
1,443,098
Albertson's Companies, Inc.
1,650,000 4.625%,  1/15/2027
f
1,532,635
3,850,000 5.875%,  2/15/2028
f
3,660,118
1,516,000 3.500%,  3/15/2029
f
1,271,909
Aramark Services, Inc.
2,885,000 5.000%,  2/1/2028
f
2,691,517
Avantor Funding, Inc.
1,807,000 4.625%,  7/15/2028
f
1,641,912
B&G Foods, Inc.
887,000 5.250%,  9/15/2027 680,230
Bausch Health Companies, Inc.
850,000 5.500%,  11/1/2025
f,g
722,089
1,833,000 4.875%,  6/1/2028
f
1,165,865
1,898,000 11.000%,  9/30/2028
f
1,480,145
Central Garden & Pet Company
2,290,000 4.125%,  10/15/2030 1,881,014
Cheplapharm Arzneimittel GmbH
290,000 5.500%,  1/15/2028
f
242,498
Chobani, LLC/Chobani Finance
Corporation, Inc.
2,183,000 4.625%,  11/15/2028
f
1,900,542
CHS/Community Health Systems,
Inc.
781,000 4.750%,  2/15/2031
f
567,022
Community Health Systems, Inc.
1,525,000 5.625%,  3/15/2027
f
1,307,626
455,000 6.000%,  1/15/2029
f
380,598
1,119,000 6.875%,  4/15/2029
f
575,125
Coty, Inc.
2,232,000 5.000%,  4/15/2026
f
2,116,543
Edgewell Personal Care Company
1,500,000 5.500%,  6/1/2028
f
1,402,845
Embecta Corporation
1,200,000 5.000%,  2/15/2030
f
1,015,500
Principal
Amount Long-Term Fixed Income (86.9%) Value
Consumer Non-Cyclical (12.0%) - continued
Encompass Health Corporation
$ 3,700,000 4.500%,  2/1/2028 $ 3,361,080
Energizer Holdings, Inc.
2,290,000 4.750%,  6/15/2028
f
1,984,522
Garden Spinco Corporation
200,000 8.625%,  7/20/2030
f
212,000
HCA, Inc.
2,071,000 5.375%,  2/1/2025 2,068,493
HFC Prestige Products, Inc.
1,944,000 4.750%,  1/15/2029
f
1,759,320
HLF Financing SARL, LLC
2,690,000 4.875%,  6/1/2029
f
1,852,791
Jazz Securities DAC
1,190,000 4.375%,  1/15/2029
f
1,060,468
JBS USA LUX SA/JBS USA Food
Company/JBS USA Finance,
Inc.
1,200,000 5.125%,  2/1/2028
f
1,136,847
Lamb Weston Holdings, Inc.
1,020,000 4.125%,  1/31/2030
f
900,864
Mattel, Inc.
2,665,000 3.375%,  4/1/2026
f
2,450,214
1,250,000 5.875%,  12/15/2027
f
1,226,125
Mozart Debt Merger Sub, Inc.
1,558,000 3.875%,  4/1/2029
f
1,255,686
1,322,000 5.250%,  10/1/2029
f,g
1,050,025
Organon & Company
2,638,000 4.125%,  4/30/2028
f
2,335,685
Owens & Minor, Inc.
1,483,000 6.625%,  4/1/2030
f
1,274,490
Performance Food Group, Inc.
1,267,000 4.250%,  8/1/2029
f
1,098,008
Perrigo Finance Unlimited
Company
2,644,000 4.375%,  3/15/2026 2,452,548
Pilgrim's Pride Corporation
2,807,000 3.500%,  3/1/2032
f
2,196,478
Post Holdings, Inc.
1,571,000 5.750%,  3/1/2027
f
1,519,283
821,000 5.625%,  1/15/2028
f
772,844
815,000 5.500%,  12/15/2029
f
737,506
1,800,000 4.500%,  9/15/2031
f
1,513,189
Primo Water Holdings, Inc.
1,810,000 4.375%,  4/30/2029
f
1,563,101
SEG Holding, LLC
3,430,000 5.625%,  10/15/2028
f
3,224,200
Simmons Foods, Inc.
3,085,000 4.625%,  3/1/2029
f
2,511,352
Spectrum Brands, Inc.
1,730,000 5.000%,  10/1/2029
f
1,497,187
770,000 5.500%,  7/15/2030
f
679,551
Syneos Health, Inc.
2,270,000 3.625%,  1/15/2029
f
1,807,703
Tenet Healthcare Corporation
1,975,000 4.875%,  1/1/2026
f
1,867,644
1,503,000 6.250%,  2/1/2027
f
1,443,647
3,910,000 5.125%,  11/1/2027
f
3,637,238
Teva Pharmaceutical Finance
Netherlands III BV
4,396,000 3.150%,  10/1/2026 3,844,302

High Yield Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (86.9%) Value
Consumer Non-Cyclical (12.0%) - continued
TreeHouse Foods, Inc.
$ 2,354,000 4.000%,  9/1/2028 $ 2,000,900
United Natural Foods, Inc.
1,666,000 6.750%,  10/15/2028
f
1,600,734
Total 87,574,856
Energy (12.1%)
Antero Resources Corporation
407,000 5.375%,  3/1/2030
f,g
377,334
Archrock Partners, LP/Archrock
Partners Finance Corporation
930,000 6.250%,  4/1/2028
f
850,961
Blue Racer Midstream, LLC/Blue
Racer Finance Corporation
600,000 7.625%,  12/15/2025
f
595,532
1,190,000 6.625%,  7/15/2026
f
1,151,884
Buckeye Partners, LP
925,000 4.125%,  12/1/2027 809,282
1,730,000 4.500%,  3/1/2028
f
1,520,663
Callon Petroleum Company
2,029,000 6.375%,  7/1/2026
g
1,891,121
965,000 7.500%,  6/15/2030
f,g
882,975
Cheniere Energy Partners, LP
2,285,000 4.500%,  10/1/2029 2,054,721
268,000 3.250%,  1/31/2032 212,981
Chesapeake Energy Corporation
1,070,000 6.750%,  4/15/2029
f
1,041,752
Chesapeake Escrow Issuer, LLC
1,320,000 5.500%,  2/1/2026
f
1,273,767
CNX Resources Corporation
1,562,000 7.375%,  1/15/2031
f,g
1,497,161
Comstock Resources, Inc.
2,810,000 5.875%,  1/15/2030
f
2,415,757
CQP Holdco, LP/BIP-V Chinnok
Holdco, LLC
2,275,000 5.500%,  6/15/2031
f
1,987,235
CrownRock Finance, Inc.
1,700,000 5.625%,  10/15/2025
f
1,640,500
DT Midstream, Inc.
1,310,000 4.125%,  6/15/2029
f
1,125,434
610,000 4.375%,  6/15/2031
f
511,729
Endeavor Energy Resources, LP
1,055,000 5.750%,  1/30/2028
f
1,010,184
Enerflex, Ltd.
1,184,000 9.000%,  10/15/2027
f
1,180,738
EnLink Midstream, LLC
2,645,000 5.625%,  1/15/2028
f
2,519,358
EQM Midstream Partners, LP
1,463,000 4.750%,  1/15/2031
f
1,196,002
EQT Corporation
530,000 3.125%,  5/15/2026
f
487,089
1,310,000 3.900%,  10/1/2027 1,209,346
Ferrellgas, LP
1,456,000 5.375%,  4/1/2026
f
1,324,446
Harvest Midstream, LP
3,356,000 7.500%,  9/1/2028
f
3,203,101
Hess Midstream Operations, LP
790,000 5.625%,  2/15/2026
f
769,527
1,605,000 4.250%,  2/15/2030
f
1,372,148
Principal
Amount Long-Term Fixed Income (86.9%) Value
Energy (12.1%) - continued
Hilcorp Energy I, LP
$ 1,065,000 6.000%,  2/1/2031
f
$ 918,625
Hilcorp Energy I, LP/Hilcorp
Finance Company
2,274,000 5.750%,  2/1/2029
f
2,024,011
1,350,000 6.250%,  4/15/2032
f
1,164,936
Holly Energy Partners, LP/Holly
Energy Finance Corporation
1,100,000 6.375%,  4/15/2027
f
1,080,741
Howard Midstream Energy
Partners, LLC
2,223,000 6.750%,  1/15/2027
f
2,130,848
ITT Holdings, LLC
1,605,000 6.500%,  8/1/2029
f
1,351,635
Laredo Petroleum, Inc.
2,775,000 7.750%,  7/31/2029
f
2,497,733
MEG Energy Corporation
1,974,000 7.125%,  2/1/2027
f
2,013,267
Murphy Oil Corporation
1,495,000 5.875%,  12/1/2027 1,438,624
Nabors Industries, Ltd.
1,770,000 7.250%,  1/15/2026
f
1,668,046
New Fortress Energy, Inc.
900,000 6.750%,  9/15/2025
f
851,220
NuStar Logistics, LP
425,000 5.750%,  10/1/2025 408,567
Oasis Petroleum, Inc.
970,000 6.375%,  6/1/2026
f
944,712
Occidental Petroleum Corporation
620,000 8.500%,  7/15/2027 667,620
Patterson-UTI Energy, Inc.
1,065,000 3.950%,  2/1/2028 938,507
530,000 5.150%,  11/15/2029 475,023
Precision Drilling Corporation
1,405,000 6.875%,  1/15/2029
f
1,308,064
Range Resources Corporation
930,000 4.875%,  5/15/2025 883,410
1,745,000 4.750%,  2/15/2030
f
1,537,532
Rockcliff Energy II, LLC
2,280,000 5.500%,  10/15/2029
f
2,086,086
Sanchez Energy Corporation
3,740,000 0.000%,  2/15/2023
c,d,e
4
SM Energy Company
930,000 5.625%,  6/1/2025 892,791
1,992,000 6.750%,  9/15/2026 1,933,933
Southwestern Energy Company
1,515,000 5.375%,  2/1/2029 1,404,496
1,037,000 4.750%,  2/1/2032 886,210
Suburban Propane Partners, LP
1,825,000 5.875%,  3/1/2027 1,734,117
Sunoco, LP
1,200,000 4.500%,  5/15/2029 1,049,640
850,000 4.500%,  4/30/2030 737,842
Tallgrass Energy Partners LP/
Tallgrass Energy Finance
Corporation
2,445,000 5.500%,  1/15/2028
f
2,168,324
Targa Resources Partners, LP
1,585,000 6.500%,  7/15/2027 1,595,049
Teine Energy, Ltd.
1,070,000 6.875%,  4/15/2029
f
960,325

High Yield Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (86.9%) Value
Energy (12.1%) - continued
Transocean, Inc.
$ 3,037,000 11.500%,  1/30/2027
f
$ 3,044,592
USA Compression Partners, LP
1,168,000 6.875%,  4/1/2026 1,120,451
800,000 6.875%,  9/1/2027 748,000
Venture Global Calcasieu Pass,
LLC
2,490,000 3.875%,  8/15/2029
f
2,178,750
1,280,000 4.125%,  8/15/2031
f
1,090,554
W&T Offshore, Inc.
800,000 9.750%,  11/1/2023
f
785,835
Weatherford International, Ltd.
2,203,000 8.625%,  4/30/2030
f
2,115,559
Western Gas Partners, LP
1,146,000 4.650%,  7/1/2026 1,087,623
Total 88,036,030
Financials (8.6%)
Acrisure, LLC/Acrisure Finance,
Inc.
1,184,000 7.000%,  11/15/2025
f
1,087,874
AerCap Holdings NV
2,460,000 5.875%,  10/10/2079
b
2,239,707
Aircastle, Ltd.
524,000 2.850%,  1/26/2028
f
428,557
Alliant Holdings Intermediate, LLC
1,056,000 6.750%,  10/15/2027
f
949,196
Avolon Holdings Funding, Ltd.
1,048,000 2.528%,  11/18/2027
f
837,661
Brookfield Property REIT, Inc.
594,000 5.750%,  5/15/2026
f
542,600
Centene Corporation
1,560,000 4.250%,  12/15/2027 1,463,067
962,000 4.625%,  12/15/2029 879,110
920,000 3.375%,  2/15/2030 777,740
300,000 3.000%,  10/15/2030 245,925
Charles Schwab Corporation
1,820,000 4.000%,  6/1/2026
b,i
1,578,850
Coinbase Global, Inc.
585,000 3.625%,  10/1/2031
f
281,743
Credit Acceptance Corporation
1,580,000 5.125%,  12/31/2024
*
1,484,852
Deutsche Bank AG
588,000 4.296%,  5/24/2028
b
553,175
Drawbridge Special Opportunities
Fund, LP
5,135,000 3.875%,  2/15/2026
f
4,628,181
EPR Properties
524,000 3.750%,  8/15/2029 410,267
Fortress Transportation and
Infrastructure Investors, LLC
1,769,000 6.500%,  10/1/2025
f
1,663,221
700,000 9.750%,  8/1/2027
f
701,750
Genworth Mortgage Holdings, Inc.
1,142,000 6.500%,  8/15/2025
f
1,120,713
Global Net Lease, Inc.
3,890,000 3.750%,  12/15/2027
f
3,216,707
goeasy, Ltd.
596,000 5.375%,  12/1/2024
f
571,743
Principal
Amount Long-Term Fixed Income (86.9%) Value
Financials (8.6%) - continued
HUB International, Ltd.
$ 802,000 7.000%,  5/1/2026
f
$ 785,150
1,556,000 5.625%,  12/1/2029
f
1,358,983
Icahn Enterprises, LP
3,622,000 4.750%,  9/15/2024 3,472,597
1,780,000 6.250%,  5/15/2026 1,710,395
1,145,000 5.250%,  5/15/2027 1,048,362
Intesa Sanpaolo SPA
588,000 5.017%,  6/26/2024
f
565,251
iStar, Inc.
145,000 4.250%,  8/1/2025 142,089
2,130,000 5.500%,  2/15/2026 2,124,526
Jefferies Finance, LLC
1,298,000 5.000%,  8/15/2028
f
1,058,818
Molina Healthcare, Inc.
1,505,000 4.375%,  6/15/2028
f
1,373,448
MPT Operating Partnership, LP
1,530,000 4.625%,  8/1/2029 1,166,754
Nationstar Mortgage Holdings,
Inc.
1,480,000 6.000%,  1/15/2027
f
1,324,600
Navient Corporation
1,240,000 6.750%,  6/25/2025 1,190,285
Necessity Retail REIT, Inc.
2,630,000 4.500%,  9/30/2028
f
1,933,050
Office Properties Income Trust
593,000 4.250%,  5/15/2024 561,620
OneMain Finance Corporation
1,192,000 6.875%,  3/15/2025 1,145,125
2,310,000 7.125%,  3/15/2026 2,196,533
1,298,000 4.000%,  9/15/2030 968,489
Park Intermediate Holdings, LLC
1,000,000 4.875%,  5/15/2029
f
846,500
PennyMac Financial Services, Inc.
938,000 4.250%,  2/15/2029
f
731,554
PRA Group, Inc.
1,100,000 7.375%,  9/1/2025
f
1,068,650
Quicken Loans, LLC
1,050,000 3.875%,  3/1/2031
f
801,439
RLJ Lodging Trust, LP
736,000 3.750%,  7/1/2026
f
655,473
Service Properties Trust
1,758,000 4.650%,  3/15/2024 1,679,104
480,000 4.350%,  10/1/2024 436,354
2,240,000 7.500%,  9/15/2025 2,134,553
SLM Corporation
780,000 4.200%,  10/29/2025 713,666
United Wholesale Mortgage, LLC
440,000 5.500%,  11/15/2025
f
396,273
1,200,000 5.500%,  4/15/2029
f
954,576
USI, Inc./NY
588,000 6.875%,  5/1/2025
f
566,447
XHR, LP
736,000 6.375%,  8/15/2025
f
707,636
840,000 4.875%,  6/1/2029
f
688,066
Total 62,169,005
Technology (5.2%)
Black Knight InfoServ, LLC
2,324,000 3.625%,  9/1/2028
f
2,011,422

High Yield Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (86.9%) Value
Technology (5.2%) - continued
CommScope Technologies
Finance, LLC
$ 2,442,000 6.000%,  6/15/2025
f
$ 2,222,220
CommScope, Inc.
2,330,000 7.125%,  7/1/2028
f,g
1,665,644
Everi Holdings, Inc.
1,065,000 5.000%,  7/15/2029
f
914,799
Gartner, Inc.
5,000 3.750%,  10/1/2030
f
4,310
II-VI, Inc.
902,000 5.000%,  12/15/2029
f
777,912
Iron Mountain, Inc.
3,415,000 5.250%,  3/15/2028
f
3,141,356
890,000 5.000%,  7/15/2028
f
799,381
1,560,000 5.250%,  7/15/2030
f
1,355,640
1,840,000 4.500%,  2/15/2031
f
1,512,370
Minerva Merger Sub, Inc.
2,292,000 6.500%,  2/15/2030
f
1,689,049
MSCI, Inc.
2,385,000 3.250%,  8/15/2033
f
1,841,837
NCR Corporation
4,095,000 5.750%,  9/1/2027
f
3,918,607
Open Text Corporation
5,000 4.125%,  2/15/2030
f
4,011
PTC, Inc.
390,000 3.625%,  2/15/2025
f
371,448
1,045,000 4.000%,  2/15/2028
f
940,534
Rackspace Technology Global,
Inc.
1,035,000 3.500%,  2/15/2028
f
601,459
855,000 5.375%,  12/1/2028
f
372,662
Seagate HDD Cayman
3,631,000 4.091%,  6/1/2029 3,010,254
2,145,825 9.625%,  12/1/2032
f
2,353,541
Sensata Technologies, Inc.
1,275,000 3.750%,  2/15/2031
f
1,048,866
Shift4 Payments, LLC
960,000 4.625%,  11/1/2026
f
906,998
SS&C Technologies, Inc.
3,890,000 5.500%,  9/30/2027
f
3,642,581
Unisys Corporation
1,690,000 6.875%,  11/1/2027
f
1,297,159
Viavi Solutions, Inc.
1,662,000 3.750%,  10/1/2029
f
1,396,835
Total 37,800,895
Transportation (2.3%)
Allegiant Travel Company
1,320,000 7.250%,  8/15/2027
f
1,255,534
American Airlines Group, Inc.
534,000 3.750%,  3/1/2025
f,g
452,297
American Airlines, Inc.
1,500,000 11.750%,  7/15/2025
f
1,608,899
1,604,000 5.500%,  4/20/2026
f
1,542,481
Avis Budget Car Rental, LLC
1,870,000 5.375%,  3/1/2029
f,g
1,599,670
Delta Air Lines, Inc.
877,000 7.000%,  5/1/2025
f
896,242
376,000 7.375%,  1/15/2026
g
384,174
Principal
Amount Long-Term Fixed Income (86.9%) Value
Transportation (2.3%) - continued
Hawaiian Brand Intellectual
Property, Ltd.
$ 423,000 5.750%,  1/20/2026
f
$ 382,815
Hertz Corporation
1,556,000 4.625%,  12/1/2026
f
1,303,150
1,868,000 5.000%,  12/1/2029
f
1,417,065
Spirit Loyalty Cayman, Ltd.
450,000 8.000%,  9/20/2025
f
451,449
United Airlines, Inc.
1,165,000 4.375%,  4/15/2026
f
1,079,869
1,363,000 4.625%,  4/15/2029
f
1,186,758
VistaJet Malta Finance plc
1,820,000 6.375%,  2/1/2030
f
1,459,321
XPO Escrow Sub, LLC
1,776,000 7.500%,  11/15/2027
f
1,797,170
Total 16,816,894
Utilities (2.6%)
Calpine Corporation
1,670,000 4.500%,  2/15/2028
f
1,489,604
Edison International
1,345,000 5.000%,  12/15/2026
b,i
1,124,352
Leeward Renewable Energy
Operations, LLC
1,065,000 4.250%,  7/1/2029
f
907,532
NextEra Energy Operating
Partners, LP
2,792,000 3.875%,  10/15/2026
f
2,554,735
NRG Energy, Inc.
1,580,000 3.375%,  2/15/2029
f
1,274,460
1,340,000 5.250%,  6/15/2029
f
1,182,872
PG&E Corporation
2,069,000 5.000%,  7/1/2028
g
1,888,671
Sunnova Energy Corporation
1,070,000 5.875%,  9/1/2026
f,g
955,927
Terraform Global Operating, LLC
2,660,000 6.125%,  3/1/2026
f
2,493,750
TerraForm Power Operating, LLC
3,345,000 5.000%,  1/31/2028
f
3,010,467
Vistra Corporation
2,062,000 7.000%,  12/15/2026
b,f,i
1,876,282
Vistra Operations Company, LLC
290,000 5.000%,  7/31/2027
f
269,147
Total 19,027,799
Total Long-Term Fixed Income
(cost $717,365,034) 631,930,633
Shares
Collateral Held for Securities
Loaned ( 6.2% ) Value
45,244,294 Thrivent Cash Management Trust 45,244,294
Total Collateral Held for
Securities Loaned
(cost $45,244,294) 45,244,294
Shares
Registered Investment
Companies ( 5.2% ) Value
Unaffiliated  (5.2%)
57,293 iShares Preferred and Income
Securities ETF
g
1,749,155

High Yield Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares
Registered Investment
Companies (5.2%) Value
Unaffiliated  (5.2%)- continued
306,913 SPDR Bloomberg High Yield Bond
ETF
g
$ 27,622,170
344,481 SPDR Bloomberg Short Term High
Yield Bond ETF
g
8,350,220
Total 37,721,545
Total Registered Investment
Companies (cost $39,305,068) 37,721,545
Shares Common Stock ( 0.1% ) Value
Communications Services (0.1%)
85,655 Windstream Services, LLC,
Warrants (Expires 12/31/2049)
c
428,275
Total 428,275
Energy (<0.1%)
12,877 California Resources Corporation,
Warrants (Expires 10/27/2024) 162,250
6,874 Noble Corporation plc
j
259,219
Total 421,469
Total Common Stock
(cost $1,019,989) 849,744
Shares or
Principal
Amount Short-Term Investments ( 1.9% ) Value
Federal Home Loan Bank Discount
Notes
100,000 4.200%, 2/15/2023
k,l
99,473
Thrivent Core Short-Term Reserve
Fund
1,382,030 4.710% 13,820,299
Total Short-Term Investments
(cost $13,910,180) 13,919,772
Total Investments (cost
$852,124,206) 104.7% $761,455,693
Other Assets and Liabilities, Net
(4.7%) (33,879,617)
Total Net Assets 100.0% $727,576,076
a The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b Denotes variable rate securities. The rate shown is as of
December 31, 2022. The rates of certain variable rate
securities are based on a published reference rate and
spread; these may vary by security and the reference rate
and spread are indicated in their description.  The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions.  These
securities do not indicate a reference rate and spread in
their description.
c Security is valued using significant unobservable inputs.
Further information on valuation can be found in the Notes
to Financial Statements.
d Defaulted security.  Interest is not being accrued.
e In bankruptcy.  Income is not being accrued per the
bankruptcy agreement terms.
f Denotes securities sold under Rule 144A of the Securities
Act of 1933, which exempts them from registration. These
securities may be resold to other dealers in the program or
to other qualified institutional buyers. As of December 31,
2022, the value of these investments was $491,674,645 or
67.6% of total net assets.
g All or a portion of the security is on loan.
h Denotes payment-in-kind security.  The security may
pay an interest or dividend payment with additional fixed
income or equity securities in lieu of, or in addition to a cash payment.  The cash rate and/or payment-in-kind rate shown
are as of December 31, 2022.
i Denotes perpetual securities. Perpetual securities pay an
indefinite stream of income and have no contractual maturity date. Date shown, if applicable, is next call date.
j Non-income producing security.
k The interest rate shown reflects the yield.
l All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for
open futures contracts.
* Denotes restricted securities. Restricted securities are
investment securities which cannot be offered for public
sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in High
Yield Portfolio as of December 31, 2022 was $1,507,865 or
0.21% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in
the schedule as of December 31, 2022.
Security
Acquisition
Date Cost
Abengoa Abenewco 2 Bis SA,
Convertible, 4/26/2024 4/26/2019 $ 563,723
ACN 113 874 712, Pty. Ltd.,
2/15/2018 2/9/2011 3,026,704
Credit Acceptance Corporation,
12/31/2024 12/9/2019 1,590,107
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent High Yield Portfolio as of
December 31, 2022:
Securities Lending Transactions
Long-Term Fixed Income $ 28,420,903
Common Stock 15,297,991
Total lending $43,718,894
Gross amount payable upon return of
collateral for securities loaned $45,244,294
Net amounts due to counterparty $1,525,400
Definitions:
ETF - Exchange Traded Fund
PIK - Payment-In-Kind
REIT - Real Estate Investment Trust is a company that buys,
develops, manages and/or sells real estate assets.
SPDR - S&P Depository Receipts, which are exchange-traded
funds traded in the U.S., Europe, and Asia-Pacific and
managed by State Street Global Advisors.
Reference Rate Index:
LIBOR 1M - ICE Libor USD Rate 1 Month
LIBOR 3M - ICE Libor USD Rate 3 Month

High Yield Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 3,132,626
Gross unrealized depreciation (98,624,318)
Net unrealized appreciation (depreciation) $ (95,491,692)
Cost for federal income tax purposes $ 856,947,385
Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing High Yield Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Bank Loans
Basic Materials 4,714,701 – 1,575,216 3,139,485
Capital Goods 1,488,356 – 1,488,356 –
Communications Services 8,679,857 – 8,679,857 –
Consumer Cyclical 1,541,706 – 1,541,706 –
Consumer Non-Cyclical 2,747,133 – 2,747,133 –
Energy 1,888,600 – 1,888,600 –
Financials 801,456 – 801,456 –
Technology 6,321,282 – 6,321,282 –
Transportation 3,606,614 – 3,606,614 –
Long-Term Fixed Income
Basic Materials 38,195,533 – 38,195,533 –
Capital Goods 77,801,689 – 77,801,689 –
Communications Services 87,564,817 – 87,564,817 –
Consumer Cyclical 116,943,115 – 116,943,115 –
Consumer Non-Cyclical 87,574,856 – 87,574,856 –
Energy 88,036,030 – 88,036,026 4
Financials 62,169,005 – 62,169,005 –
Technology 37,800,895 – 37,800,895 –
Transportation 16,816,894 – 16,816,894 –
Utilities 19,027,799 – 19,027,799 –
Registered Investment Companies
Unaffiliated 37,721,545 37,721,545 – –
Common Stock
Communications Services 428,275 – – 428,275
Energy 421,469 421,469 – –
Short-Term Investments 99,473 – 99,473 –
Subtotal Investments in Securities $702,391,100 $38,143,014 $660,680,322 $3,567,764
Other Investments  * Total
Affiliated Short-Term Investments 13,820,299
Collateral Held for Securities Loaned 45,244,294
Subtotal Other Investments $59,064,593
Total Investments at Value $761,455,693
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

High Yield Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2022, for
High Yield Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Interest Rate Contracts
Futures Net realized gains/(losses) on Futures contracts 1,718,885
Total Interest Rate Contracts
1,718,885
Credit Contracts
Credit Default Swaps Net realized gains/(losses) on Swap agreements 164,718
Total Credit Contracts
164,718
Total $1,883,603
The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2022, for High Yield Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized
appreciation/(depreciation)
recognized in Income
Interest Rate Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts 124,823
Total Interest Rate Contracts 124,823
Total $124,823
The following table presents High Yield Portfolio's average volume of derivative activity during the period ended December 31, 2022.
Derivative Risk Category Average Notional Value
Interest Rate Contracts
Futures - Short ($8,650,478)
Credit Contracts
Credit Default Swaps - Buy Protection (88,655)

High Yield Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in High Yield Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $5,027 $219,852 $211,058 $13,821 1,382 1.9%
Total Affiliated Short-Term Investments 5,027 13,821 1.9
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment 29,981 547,115 531,852 45,244 45,244 6.2
Total Collateral Held for Securities Loaned 29,981 45,244 6.2
Total Value $35,008 $59,06 5
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $3 ($3) $ – $295
Total Income/Non Income Cash from Affiliated
Investments $295
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 503
Total Affiliated Income from Securities Loaned, Net $503
Total Value $3 ($3) $ –

Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans ( 0.1% )
a
Value
Communications Services (<0.1%)
LCPR Loan Financing, LLC, Term
Loan
$ 375,000
8.068%,  (LIBOR 1M +
3.750%), 10/15/2028
b
$ 371,017
Total 371,017
Consumer Cyclical (0.1%)
Golden Entertainment, Inc., Term
Loan
442,031
7.390%,  (LIBOR 1M +
3.000%), 10/20/2024
b,c
440,374
Prime Security Services Borrower,
LLC, Term Loan
397,913
6.505%,  (LIBOR 3M +
2.750%), 9/23/2026
b
393,973
Total 834,347
Total Bank Loans
(cost $1,212,733) 1,205,364
Principal
Amount Long-Term Fixed Income ( 94.3% ) Value
Asset-Backed Securities (2.5%)
Ares XL CLO, Ltd.
4,250,000
5.879%,  (LIBOR 3M +
1.800%), 1/15/2029, Ser.
2016-40A, Class BRR
b,d
4,036,051
Atrium IX
3,600,000
6.736%,  (LIBOR 3M +
2.000%), 5/28/2030, Ser. 9A,
Class CR2
b,d
3,371,627
Benefit Street Partners CLO II, Ltd.
3,600,000
5.979%,  (LIBOR 3M +
1.900%), 7/15/2029, Ser.
2013-IIA, Class BR2
b,d
3,474,000
Galaxy XXIII CLO, Ltd.
1,200,000
6.025%,  (LIBOR 3M +
1.700%), 4/24/2029, Ser.
2017-23A, Class C1R
b,d
1,130,172
GMAC Mortgage Corporation
Loan Trust
125,631
4.889%,  (LIBOR 1M +
0.500%), 8/25/2035, Ser.
2005-HE1, Class A2
b,e
64,745
OCP CLO, Ltd.
5,125,000
6.079%,  (LIBOR 3M +
2.000%), 7/15/2030, Ser.
2017-13A, Class BR
b,d
4,781,430
Octagon Investment Partners 31,
LLC
3,200,000
7.643%,  (LIBOR 3M +
3.400%), 7/20/2030, Ser.
2017-1A, Class DR
b,d
2,943,305
Park Blue CLO 2022-II, Ltd.
2,600,000
7.175%,  (TSFR3M +
2.550%), 1/20/2035, Ser.
2022-2A, Class A1
b,d,f
2,586,774
Preferred Term Securities XXIII,
Ltd.
154,701
4.969%,  (LIBOR 3M +
0.200%), 12/22/2036, Ser.
A-FP
b,d
153,674
Principal
Amount Long-Term Fixed Income (94.3%) Value
Asset-Backed Securities (2.5%) - continued
Sound Point CLO XV, Ltd.
$ 6,400,000
5.825%,  (LIBOR 3M +
1.500%), 1/23/2029, Ser.
2017-1A, Class BR
b,d
$ 6,209,491
Sound Point CLO, Ltd.
3,200,000
6.493%,  (LIBOR 3M +
2.250%), 1/20/2032, Ser.
2019-1A, Class CR
b,d
2,919,338
Total 31,670,607
Basic Materials (2.0%)
Alcoa Nederland Holding BV
240,000 5.500%,  12/15/2027
d
231,279
Anglo American Capital plc
2,200,000 3.625%,  9/11/2024
d
2,128,631
2,550,000 4.750%,  4/10/2027
d
2,464,553
Cleveland-Cliffs, Inc.
160,000 4.625%,  3/1/2029
d,g
142,000
Freeport-McMoRan, Inc.
320,000 4.125%,  3/1/2028 296,001
1,850,000 5.250%,  9/1/2029 1,784,880
2,895,000 4.625%,  8/1/2030 2,696,387
Glencore Funding, LLC
1,800,000 3.375%,  9/23/2051
d
1,167,544
4,559,000 4.000%,  3/27/2027
d
4,302,434
2,700,000 2.500%,  9/1/2030
d,g
2,191,562
International Flavors and
Fragrances, Inc.
4,000,000 3.468%,  12/1/2050
d
2,707,557
Nutrien, Ltd.
2,800,000 5.950%,  11/7/2025 2,856,932
OCI NV
258,000 4.625%,  10/15/2025
d
244,473
Olin Corporation
320,000 5.125%,  9/15/2027 302,400
Syngenta Finance NV
1,675,000 4.441%,  4/24/2023
d
1,667,495
Total 25,184,128
Capital Goods (4.2%)
Amsted Industries, Inc.
260,000 5.625%,  7/1/2027
d
246,651
BAE Systems plc
2,550,000 3.400%,  4/15/2030
d
2,250,155
1,600,000 1.900%,  2/15/2031
d
1,240,733
Boeing Company
6,650,000 5.930%,  5/1/2060 6,057,779
5,200,000 3.250%,  2/1/2028 4,722,288
1,600,000 5.150%,  5/1/2030 1,561,023
3,500,000 5.705%,  5/1/2040 3,337,469
Carrier Global Corporation
3,000,000 2.722%,  2/15/2030 2,525,681
1,550,000 2.700%,  2/15/2031 1,279,145
3,100,000 3.377%,  4/5/2040 2,352,815
General Electric Company
3,950,000
8.099%,  (LIBOR 3M +
3.330%), 3/15/2023
b,h
3,880,648
GFL Environmental, Inc.
320,000 3.500%,  9/1/2028
d
281,332

Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (94.3%) Value
Capital Goods (4.2%) - continued
Howmet Aerospace, Inc.
$ 9,000 6.875%,  5/1/2025 $ 9,235
4,750,000 3.000%,  1/15/2029 4,037,500
2,400,000 5.950%,  2/1/2037 2,329,793
Huntington Ingalls Industries, Inc.
1,900,000 3.844%,  5/1/2025 1,835,796
Lockheed Martin Corporation
1,600,000 5.900%,  11/15/2063 1,717,735
Northrop Grumman Corporation
2,250,000 3.250%,  1/15/2028 2,075,062
Owens-Brockway Glass Container,
Inc.
205,000 5.875%,  8/15/2023
d
203,541
Raytheon Technologies
Corporation
2,750,000 3.030%,  3/15/2052 1,864,359
2,200,000 4.125%,  11/16/2028 2,105,637
1,925,000 4.450%,  11/16/2038 1,748,521
Teledyne Technologies, Inc.
3,000,000 2.250%,  4/1/2028 2,583,082
Textron, Inc.
630,000 3.875%,  3/1/2025 612,758
2,560,000 3.650%,  3/15/2027 2,386,489
Total 53,245,227
Collateralized Mortgage Obligations (<0.1%)
Wachovia Mortgage Loan Trust,
LLC
60,200
3.937%,  5/20/2036, Ser.
2006-A, Class 2A1
b
56,544
Total 56,544
Communications Services (7.3%)
Activision Blizzard, Inc.
4,300,000 2.500%,  9/15/2050 2,640,637
American Tower Corporation
1,810,000 3.125%,  1/15/2027 1,658,379
3,100,000 1.875%,  10/15/2030 2,392,253
AT&T, Inc.
2,250,000 3.650%,  6/1/2051 1,584,703
5,208,000 3.650%,  9/15/2059 3,485,876
2,481,000 4.300%,  2/15/2030 2,336,102
2,250,000 2.750%,  6/1/2031 1,864,607
4,487,000 2.550%,  12/1/2033 3,448,303
3,190,000 4.300%,  12/15/2042 2,617,057
1,700,000 4.500%,  3/9/2048 1,384,141
CCO Holdings, LLC
190,000 5.500%,  5/1/2026
d
183,939
4,500,000 5.000%,  2/1/2028
d
4,085,955
320,000 4.750%,  3/1/2030
d
275,973
260,000 4.500%,  8/15/2030
d
214,800
Charter Communications
Operating, LLC
3,750,000 4.800%,  3/1/2050 2,722,309
2,800,000 4.908%,  7/23/2025 2,744,283
2,450,000 6.384%,  10/23/2035 2,388,224
2,500,000 3.500%,  6/1/2041 1,628,986
Comcast Corporation
1,183,000 2.887%,  11/1/2051 759,776
2,650,000 4.600%,  10/15/2038 2,448,170
1,200,000 4.650%,  7/15/2042 1,083,431
Principal
Amount Long-Term Fixed Income (94.3%) Value
Communications Services (7.3%) - continued
Cox Communications, Inc.
$ 2,700,000 3.350%,  9/15/2026
d
$ 2,524,392
Discovery Communications, LLC
1,600,000 4.900%,  3/11/2026 1,551,545
Magallanes, Inc.
3,300,000 5.141%,  3/15/2052
d
2,398,989
3,600,000 5.050%,  3/15/2042
d
2,754,296
Netflix, Inc.
1,200,000 4.875%,  4/15/2028 1,158,704
3,731,000 5.875%,  11/15/2028 3,781,480
1,800,000 6.375%,  5/15/2029 1,852,717
4,300,000 4.875%,  6/15/2030
d,g
4,010,176
Omnicom Group, Inc.
1,300,000 4.200%,  6/1/2030 1,212,199
SBA Communications Corporation
320,000 3.125%,  2/1/2029 266,077
Sprint Capital Corporation
230,000 6.875%,  11/15/2028 238,726
4,800,000 8.750%,  3/15/2032 5,712,480
Sprint Corporation
570,000 7.125%,  6/15/2024 581,138
T-Mobile USA, Inc.
4,400,000 3.400%,  10/15/2052 2,956,575
2,400,000 3.750%,  4/15/2027 2,260,540
1,800,000 3.500%,  4/15/2031 1,554,839
1,800,000 3.000%,  2/15/2041 1,270,123
Verizon Communications, Inc.
4,000,000 3.875%,  3/1/2052 3,033,420
2,600,000 4.000%,  3/22/2050 2,034,135
2,400,000 2.100%,  3/22/2028 2,082,908
1,591,000 1.680%,  10/30/2030 1,240,138
4,200,000 3.400%,  3/22/2041 3,157,991
Walt Disney Company
1,900,000 7.625%,  11/30/2028 2,143,566
Total 91,725,058
Consumer Cyclical (6.2%)
Amazon.com, Inc.
1,800,000 3.100%,  5/12/2051 1,281,972
Caesars Entertainment, Inc.
320,000 6.250%,  7/1/2025
d
310,936
Cedar Fair, LP
320,000 5.250%,  7/15/2029
g
287,376
Choice Hotels International, Inc.
3,100,000 3.700%,  1/15/2031 2,627,727
Daimler Trucks Finance North
America, LLC
4,500,000 2.375%,  12/14/2028
d
3,781,409
Expedia Group, Inc.
7,800,000 3.250%,  2/15/2030 6,616,702
Ford Motor Credit Company, LLC
3,300,000 4.063%,  11/1/2024 3,168,237
General Motors Company
5,425,000 6.800%,  10/1/2027 5,631,056
General Motors Financial
Company, Inc.
1,150,000 1.500%,  6/10/2026 998,709
GLP Capital, LP
2,500,000 3.250%,  1/15/2032 1,998,462

Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (94.3%) Value
Consumer Cyclical (6.2%) - continued
Home Depot, Inc.
$ 3,300,000 4.950%,  9/15/2052 $ 3,167,474
2,680,000 4.250%,  4/1/2046 2,320,388
Hyundai Capital America
2,800,000 2.375%,  10/15/2027
d
2,395,493
2,750,000 1.800%,  1/10/2028
d
2,255,267
Kohl's Corporation
3,150,000 3.375%,  5/1/2031 2,208,024
3,100,000 5.550%,  7/17/2045 1,953,000
Lennar Corporation
1,900,000 4.500%,  4/30/2024 1,874,599
2,950,000 4.750%,  5/30/2025 2,931,155
Lowe's Companies, Inc.
1,700,000 5.625%,  4/15/2053 1,627,402
4,750,000 2.625%,  4/1/2031 3,935,669
Marriott International, Inc.
285,000 5.750%,  5/1/2025 287,457
5,650,000 4.625%,  6/15/2030 5,272,094
McDonald's Corporation
2,675,000 4.450%,  3/1/2047 2,318,831
Six Flags Entertainment
Corporation
110,000 5.500%,  4/15/2027
d,g
99,072
Six Flags Theme Parks, Inc.
35,000 7.000%,  7/1/2025
d
35,238
Target Corporation
2,750,000 2.950%,  1/15/2052 1,885,974
Toll Brothers Finance Corporation
4,300,000 3.800%,  11/1/2029
g
3,671,067
VICI Properties, LP/VICI Note
Company, Inc.
2,400,000 4.625%,  6/15/2025
d
2,301,000
640,000 4.500%,  9/1/2026
d
602,290
180,000 4.250%,  12/1/2026
d
167,926
3,500,000 5.750%,  2/1/2027
d
3,411,663
1,800,000 3.750%,  2/15/2027
d
1,633,941
180,000 4.625%,  12/1/2029
d
163,800
Volkswagen Group of America
Finance, LLC
2,500,000 3.350%,  5/13/2025
d
2,387,523
Walmart, Inc.
2,200,000 4.500%,  9/9/2052 2,092,597
Total 77,701,530
Consumer Non-Cyclical (9.0%)
Abbott Laboratories
1,440,000 4.750%,  11/30/2036 1,425,366
2,500,000 6.000%,  4/1/2039 2,728,378
AbbVie, Inc.
1,800,000 2.950%,  11/21/2026 1,673,971
5,100,000 4.550%,  3/15/2035 4,768,903
3,100,000 4.300%,  5/14/2036 2,791,449
1,900,000 4.850%,  6/15/2044 1,740,354
Anheuser-Busch Companies, LLC
2,710,000 4.700%,  2/1/2036 2,559,440
Anheuser-Busch InBev Worldwide,
Inc.
3,075,000 4.000%,  4/13/2028 2,926,680
2,750,000 3.500%,  6/1/2030 2,503,398
586,000 4.600%,  4/15/2048 509,206
2,700,000 4.439%,  10/6/2048 2,305,873
Principal
Amount Long-Term Fixed Income (94.3%) Value
Consumer Non-Cyclical (9.0%) - continued
$ 3,900,000 5.550%,  1/23/2049 $ 3,855,532
AstraZeneca plc
3,400,000 2.125%,  8/6/2050 1,991,278
3,000,000 1.375%,  8/6/2030 2,370,079
BAT Capital Corporation
3,250,000 4.700%,  4/2/2027 3,115,421
3,500,000 2.259%,  3/25/2028 2,904,729
1,900,000 7.750%,  10/19/2032 2,043,592
Becton, Dickinson and Company
1,341,000 3.794%,  5/20/2050 1,029,065
3,100,000 3.700%,  6/6/2027 2,928,960
Bunge, Ltd. Finance Corporation
2,650,000 2.750%,  5/14/2031 2,174,913
Cargill, Inc.
1,750,000 3.125%,  5/25/2051
d
1,205,283
Constellation Brands, Inc.
640,000 3.500%,  5/9/2027 599,193
CVS Health Corporation
1,950,000 4.250%,  4/1/2050 1,552,034
2,800,000 2.125%,  9/15/2031 2,220,039
Dentsply Sirona, Inc.
1,750,000 3.250%,  6/1/2030 1,452,783
HCA, Inc.
510,000 5.375%,  2/1/2025 509,383
5,000,000 5.875%,  2/15/2026 5,031,551
1,800,000 5.375%,  9/1/2026 1,779,979
3,000,000 5.625%,  9/1/2028 2,982,997
Imperial Brands Finance plc
2,700,000 3.500%,  7/26/2026
d
2,476,283
JBS USA LUX SA/JBS USA Food
Company/JBS USA Finance,
Inc.
4,200,000 4.375%,  2/2/2052
d
2,969,082
1,200,000 5.500%,  1/15/2030
d
1,141,824
2,350,000 3.625%,  1/15/2032
d
1,903,500
3,400,000 3.000%,  5/15/2032
d
2,607,292
Johnson & Johnson
4,000,000 4.375%,  12/5/2033 3,932,537
Kraft Foods Group, Inc.
230,000 5.000%,  6/4/2042 208,041
Kraft Heinz Foods Company
1,400,000 5.500%,  6/1/2050 1,337,975
1,184,000 3.000%,  6/1/2026 1,108,010
450,000 3.750%,  4/1/2030 409,792
1,770,000 4.375%,  6/1/2046 1,438,307
1,850,000 4.875%,  10/1/2049 1,605,880
Mattel, Inc.
3,000,000 5.450%,  11/1/2041 2,441,974
Medtronic, Inc.
4,200,000 4.375%,  3/15/2035 3,969,774
Newell Brands, Inc.
1,600,000 4.450%,  4/1/2026 1,505,272
Philip Morris International, Inc.
1,750,000 5.125%,  11/17/2027 1,762,781
2,935,000 5.750%,  11/17/2032 2,992,016
Reynolds American, Inc.
1,560,000 5.850%,  8/15/2045 1,328,803
Roche Holdings, Inc.
3,800,000 2.607%,  12/13/2051
d
2,460,824
Royalty Pharma plc
2,550,000 1.750%,  9/2/2027 2,158,303

Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (94.3%) Value
Consumer Non-Cyclical (9.0%) - continued
Smithfield Foods, Inc.
$ 1,200,000 3.000%,  10/15/2030
d
$ 913,672
Sysco Corporation
1,400,000 6.600%,  4/1/2050 1,525,863
1,000,000 6.600%,  4/1/2040 1,071,593
Takeda Pharmaceutical Company,
Ltd.
2,800,000 3.175%,  7/9/2050 1,888,429
Thermo Fisher Scientific, Inc.
2,500,000 2.800%,  10/15/2041 1,839,892
Total 112,677,548
Energy (7.2%)
Antero Resources Corporation
320,000 5.375%,  3/1/2030
d,g
296,675
BP Capital Markets America, Inc.
5,250,000 3.001%,  3/17/2052 3,460,677
Canadian Natural Resources, Ltd.
2,700,000 2.950%,  7/15/2030 2,275,029
Cheniere Energy Partners, LP
7,310,000 4.500%,  10/1/2029 6,573,309
4,800,000 4.000%,  3/1/2031 4,086,528
Continental Resources, Inc.
1,200,000 2.268%,  11/15/2026
d
1,039,748
3,100,000 4.375%,  1/15/2028 2,840,406
Devon Energy Corporation
3,185,000 4.500%,  1/15/2030 2,965,214
Enbridge, Inc.
1,850,000 5.750%,  7/15/2080
b
1,672,803
Energy Transfer, LP
2,100,000 6.500%,  11/15/2026
b,h
1,806,000
3,480,000 4.200%,  4/15/2027 3,284,104
3,500,000 4.000%,  10/1/2027 3,266,473
2,900,000 3.750%,  5/15/2030 2,556,889
4,000,000 6.000%,  6/15/2048 3,605,791
Enterprise Products Operating,
LLC
1,350,000
7.630%,  (LIBOR 3M +
2.986%), 8/16/2077
b
1,221,841
EQT Corporation
3,600,000 6.125%,  2/1/2025 3,608,460
3,640,000 3.900%,  10/1/2027 3,360,322
Equinor ASA
2,575,000 3.125%,  4/6/2030 2,311,933
Halliburton Company
3,300,000 4.850%,  11/15/2035 3,052,875
Hess Corporation
1,800,000 6.000%,  1/15/2040 1,763,116
MPLX, LP
1,450,000 4.875%,  6/1/2025 1,427,774
3,250,000 4.800%,  2/15/2029 3,110,055
1,600,000 4.950%,  9/1/2032 1,500,298
National Fuel Gas Company
4,186,000 5.500%,  1/15/2026 4,164,449
Ovintiv Exploration, Inc.
4,756,000 5.375%,  1/1/2026 4,708,508
Petroleos Mexicanos
2,550,000 6.500%,  3/13/2027 2,325,811
Principal
Amount Long-Term Fixed Income (94.3%) Value
Energy (7.2%) - continued
Pioneer Natural Resources
Company
$ 1,800,000 2.150%,  1/15/2031 $ 1,422,724
Plains All American Pipeline, LP
2,700,000 3.800%,  9/15/2030 2,346,519
Schlumberger Holdings
Corporation
2,750,000 3.900%,  5/17/2028
d
2,562,143
Western Gas Partners, LP
6,800,000 4.650%,  7/1/2026 6,453,608
Williams Companies, Inc.
1,700,000 5.300%,  8/15/2052 1,520,049
2,450,000 7.500%,  1/15/2031 2,681,715
Williams Partners, LP
2,000,000 4.850%,  3/1/2048 1,690,295
Total 90,962,141
Financials (36.4%)
AerCap Holdings NV
3,200,000 5.875%,  10/10/2079
b,g
2,913,440
AerCap Ireland Capital DAC/
AerCap Global Aviation Trust
1,900,000 6.500%,  7/15/2025 1,925,228
1,500,000 4.625%,  10/15/2027 1,393,145
2,800,000 3.875%,  1/23/2028 2,518,169
2,400,000 3.400%,  10/29/2033 1,819,665
1,800,000 3.850%,  10/29/2041 1,272,554
Air Lease Corporation
4,100,000 4.650%,  6/15/2026
b,h
3,426,452
1,850,000 3.625%,  4/1/2027 1,685,606
1,900,000 2.100%,  9/1/2028 1,547,545
2,500,000 3.000%,  2/1/2030 2,084,933
2,100,000 2.875%,  1/15/2032 1,668,304
Aircastle, Ltd.
3,700,000 5.250%,  8/11/2025
d
3,558,430
800,000 2.850%,  1/26/2028
d
654,285
Allianz SE
3,200,000 3.200%,  10/30/2027
b,d,h
2,378,433
Ally Financial, Inc.
4,050,000 5.750%,  11/20/2025 3,923,429
5,250,000 8.000%,  11/1/2031 5,419,818
American Express Company
2,750,000 3.550%,  9/15/2026
b,h
2,259,125
American Homes 4 Rent, LP
1,550,000 2.375%,  7/15/2031 1,195,559
ANZ Bank New Zealand, Ltd.
1,700,000 5.548%,  8/11/2032
b,d
1,650,463
Ares Capital Corporation
3,600,000 3.875%,  1/15/2026 3,299,223
2,950,000 2.150%,  7/15/2026 2,497,683
1,800,000 2.875%,  6/15/2027 1,525,540
Associated Banc-Corporation
2,650,000 4.250%,  1/15/2025 2,577,028
Australia and New Zealand
Banking Group, Ltd.
2,200,000 2.950%,  7/22/2030
b,d
1,988,883
2,500,000 2.570%,  11/25/2035
b,d
1,834,316
Aviation Capital Group, LLC
5,950,000 5.500%,  12/15/2024
d
5,844,295
Avolon Holdings Funding, Ltd.
300,000 5.250%,  5/15/2024
d
294,024

Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (94.3%) Value
Financials (36.4%) - continued
$ 1,800,000 5.500%,  1/15/2026
d
$ 1,711,265
1,500,000 4.250%,  4/15/2026
d
1,359,827
5,400,000 4.375%,  5/1/2026
d
4,920,186
Banco del Estado de Chile
3,850,000 2.704%,  1/9/2025
d
3,628,135
Banco Santander SA
3,200,000 2.746%,  5/28/2025 2,994,850
2,600,000 4.750%,  11/12/2026
b,h
2,105,318
3,600,000 5.294%,  8/18/2027 3,514,884
1,800,000 4.379%,  4/12/2028 1,688,939
Bank of America Corporation
5,300,000 4.375%,  1/27/2027
b,h
4,488,733
3,950,000 3.705%,  4/24/2028
b
3,655,304
1,800,000 4.271%,  7/23/2029
b
1,678,500
1,825,000 3.974%,  2/7/2030
b
1,657,519
2,720,000 3.194%,  7/23/2030
b
2,339,427
6,200,000 1.922%,  10/24/2031
b
4,736,104
3,500,000 2.572%,  10/20/2032
b
2,741,208
1,800,000 2.972%,  2/4/2033
b
1,450,114
4,800,000 4.571%,  4/27/2033
b
4,390,573
1,800,000 4.244%,  4/24/2038
b
1,529,127
3,650,000 3.311%,  4/22/2042
b
2,675,946
1,860,000 2.831%,  10/24/2051
b
1,140,257
Bank of New York Mellon
Corporation
1,925,000 4.700%,  9/20/2025
b,h
1,848,250
2,925,000 5.802%,  10/25/2028
b
3,024,583
Barclays plc
3,100,000 6.125%,  12/15/2025
b,h
2,828,750
1,280,000 4.836%,  5/9/2028 1,180,155
1,654,000 8.000%,  3/15/2029
b,h
1,546,490
900,000 4.972%,  5/16/2029
b
845,217
3,100,000 2.645%,  6/24/2031
b
2,418,629
Berkshire Hathaway Finance
Corporation
6,000,000 2.850%,  10/15/2050 4,007,293
1,950,000 4.250%,  1/15/2049 1,735,903
Blackstone Private Credit Fund
1,600,000 7.050%,  9/29/2025
d
1,587,315
1,750,000 4.000%,  1/15/2029 1,443,795
BNP Paribas SA
2,700,000 6.625%,  3/25/2024
b,d,h
2,608,162
1,650,000 7.750%,  8/16/2029
b,d,h
1,629,375
Boston Properties, LP
1,900,000 3.250%,  1/30/2031 1,570,689
BPCE SA
3,190,000 5.150%,  7/21/2024
d
3,122,724
Brandywine Operating
Partnership, LP
2,533,000 3.950%,  11/15/2027 2,126,084
Brixmor Operating Partnership, LP
1,500,000 2.250%,  4/1/2028 1,237,864
Capital One Financial Corporation
2,690,000 4.200%,  10/29/2025 2,599,443
2,600,000 3.273%,  3/1/2030
b
2,222,921
Centene Corporation
160,000 4.250%,  12/15/2027 150,058
480,000 4.625%,  12/15/2029 438,641
3,605,000 3.375%,  2/15/2030 3,047,559
3,000,000 2.500%,  3/1/2031 2,347,419
2,200,000 2.625%,  8/1/2031 1,728,760
Principal
Amount Long-Term Fixed Income (94.3%) Value
Financials (36.4%) - continued
Charles Schwab Corporation
$ 2,550,000 5.375%,  6/1/2025
b,h
$ 2,493,900
1,750,000 4.000%,  6/1/2026
b,h
1,518,125
3,100,000 4.000%,  12/1/2030
b,h
2,472,095
Citigroup, Inc.
2,305,000 5.500%,  9/13/2025 2,319,108
2,490,000 4.450%,  9/29/2027 2,373,987
2,000,000 3.668%,  7/24/2028
b
1,836,779
3,000,000 4.075%,  4/23/2029
b
2,760,496
2,750,000 2.520%,  11/3/2032
b
2,138,589
5,900,000 3.057%,  1/25/2033
b
4,761,387
Comerica, Inc.
2,100,000 5.625%,  7/1/2025
b,h
2,026,290
Commerzbank AG
3,200,000 8.125%,  9/19/2023
d
3,224,924
CoreStates Capital III
2,440,000
5.176%,  (LIBOR 3M +
0.570%), 2/15/2027
b,d
2,272,637
Corporate Office Properties, LP
2,175,000 2.250%,  3/15/2026 1,906,872
Credit Acceptance Corporation
160,000 5.125%,  12/31/2024
*
150,365
Credit Agricole SA
2,400,000 6.875%,  9/23/2024
b,d,h
2,298,720
2,400,000 4.750%,  3/23/2029
b,d,h
1,923,402
Credit Suisse Group AG
3,950,000 7.500%,  7/17/2023
b,d,h
3,156,523
2,500,000 7.250%,  9/12/2025
b,d,h
1,797,146
3,100,000 2.193%,  6/5/2026
b,d
2,647,684
3,700,000 5.250%,  2/11/2027
b,d,h
2,407,521
3,100,000 4.282%,  1/9/2028
d
2,569,438
Danske Bank AS
2,850,000 3.773%,  3/28/2025
b,d
2,761,505
Deutsche Bank AG
6,000,000 6.000%,  10/30/2025
b,h
5,088,430
1,350,000 3.961%,  11/26/2025
b
1,290,012
2,200,000 2.311%,  11/16/2027
b
1,865,341
Discover Bank
3,490,000 4.682%,  8/9/2028
b
3,349,632
Discover Financial Services
1,300,000 6.700%,  11/29/2032 1,321,419
Drawbridge Special Opportunities
Fund, LP
480,000 3.875%,  2/15/2026
d
432,625
Elevance Health, Inc.
1,250,000 6.100%,  10/15/2052 1,332,589
EPR Properties
1,976,000 4.950%,  4/15/2028 1,685,876
3,700,000 3.750%,  8/15/2029 2,896,921
First Horizon Bank
2,000,000 5.750%,  5/1/2030 1,938,805
First Horizon National Corporation
2,900,000 4.000%,  5/26/2025 2,817,712
First-Citizens Bank & Trust
Company
7,100,000 6.125%,  3/9/2028 7,215,529
FS KKR Capital Corporation
4,848,000 4.250%,  2/14/2025
d
4,544,088
4,200,000 3.400%,  1/15/2026 3,724,363
Glitnir HoldCo ehf., Convertible
362 Zero Coupon,  12/31/2030
c,i
0

Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (94.3%) Value
Financials (36.4%) - continued
Global Net Lease, Inc.
$ 320,000 3.750%,  12/15/2027
d
$ 264,613
Goldman Sachs Group, Inc.
3,200,000 4.950%,  2/10/2025
b,g,h
2,911,951
3,100,000 3.691%,  6/5/2028
b
2,880,306
4,250,000 3.814%,  4/23/2029
b
3,882,058
1,100,000 4.223%,  5/1/2029
b
1,024,780
7,800,000 3.102%,  2/24/2033
b
6,333,448
HSBC Holdings plc
1,560,000 4.300%,  3/8/2026 1,508,897
1,800,000 4.000%,  3/9/2026
b,h
1,556,917
1,600,000 6.000%,  5/22/2027
b,h
1,468,496
1,920,000 4.041%,  3/13/2028
b
1,769,348
2,100,000 4.600%,  12/17/2030
b,h
1,633,765
2,250,000 5.402%,  8/11/2033
b
2,083,552
Intercontinental Exchange, Inc.
1,200,000 4.950%,  6/15/2052 1,113,628
1,350,000 4.350%,  6/15/2029 1,305,358
Invitation Homes Operating
Partnership, LP
1,500,000 2.300%,  11/15/2028 1,240,334
1,500,000 2.000%,  8/15/2031 1,108,495
J.P. Morgan Chase & Company
1,850,000 5.150%,  5/1/2023
b,h
1,806,062
1,250,000 6.000%,  8/1/2023
b,g,h
1,222,625
4,000,000 5.000%,  8/1/2024
b,h
3,659,723
2,200,000 2.956%,  5/13/2031
b
1,812,703
1,200,000 2.580%,  4/22/2032
b
961,248
2,900,000 2.545%,  11/8/2032
b
2,292,250
2,700,000 2.963%,  1/25/2033
b
2,197,536
4,800,000 4.586%,  4/26/2033
b
4,443,663
3,700,000 4.912%,  7/25/2033
b
3,522,869
2,500,000 5.717%,  9/14/2033
b
2,440,134
Kilroy Realty, LP
2,550,000 4.250%,  8/15/2029 2,232,984
Lloyds Bank plc
910,000 4.650%,  3/24/2026 871,352
Lloyds Banking Group plc
1,950,000 7.500%,  6/27/2024
b,h
1,889,940
1,300,000 7.500%,  9/27/2025
b,h
1,254,119
1,900,000 2.438%,  2/5/2026
b
1,768,948
M&T Bank Corporation
2,200,000 3.500%,  9/1/2026
b,h
1,705,022
Massachusetts Mutual Life
Insurance Company
4,600,000 3.200%,  12/1/2061
*
2,809,008
MetLife, Inc.
2,550,000 3.850%,  9/15/2025
b,h
2,368,312
Mitsubishi UFJ Financial Group,
Inc.
2,750,000 5.133%,  7/20/2033
b
2,625,761
Mizuho Financial Group, Inc.
2,100,000 1.979%,  9/8/2031
b
1,605,946
Morgan Stanley
1,860,000 5.300%,  12/15/2025
b,h
1,810,822
2,510,000 4.350%,  9/8/2026 2,435,309
3,350,000 3.622%,  4/1/2031
b
2,924,562
3,100,000 1.794%,  2/13/2032
b
2,329,837
3,000,000 2.943%,  1/21/2033
b
2,426,935
1,050,000 4.889%,  7/20/2033
b
986,497
3,600,000 6.342%,  10/18/2033
b
3,772,097
2,100,000 5.297%,  4/20/2037
b
1,920,154
Principal
Amount Long-Term Fixed Income (94.3%) Value
Financials (36.4%) - continued
$ 1,570,000 4.300%,  1/27/2045 $ 1,338,166
Nationwide Building Society
2,490,000 3.900%,  7/21/2025
d
2,394,474
1,356,000 4.000%,  9/14/2026
d
1,233,206
Nationwide Mutual Insurance
Company
2,725,000 4.350%,  4/30/2050
d
2,035,348
NatWest Group plc
2,750,000 4.269%,  3/22/2025
b
2,689,167
1,000,000 3.754%,  11/1/2029
b
927,497
1,850,000 4.600%,  6/28/2031
b,h
1,324,467
3,600,000 3.032%,  11/28/2035
b
2,650,570
Omega Healthcare Investors, Inc.
525,000 3.625%,  10/1/2029 430,704
5,600,000 3.375%,  2/1/2031 4,316,647
Owl Rock Capital Corporation
1,950,000 3.400%,  7/15/2026 1,702,656
Owl Rock Core Income
Corporation
3,000,000 4.700%,  2/8/2027 2,705,126
Owl Rock Technology Finance
Corporation
1,500,000 3.750%,  6/17/2026
d
1,311,828
Peachtree Corners Funding Trust
2,800,000 3.976%,  2/15/2025
d
2,702,783
PNC Financial Services Group,
Inc.
2,150,000 3.400%,  9/15/2026
b,h
1,703,875
Prologis, LP
1,750,000 1.750%,  2/1/2031 1,377,589
Prudential Financial, Inc.
1,320,000 5.125%,  3/1/2052
b
1,201,200
1,725,000 5.200%,  3/15/2044
b
1,639,871
2,750,000 3.700%,  10/1/2050
b
2,320,698
QBE Insurance Group, Ltd.
2,575,000 5.875%,  5/12/2025
b,d,h
2,427,396
Realty Income Corporation
3,100,000 3.400%,  1/15/2028 2,854,543
Regency Centers, LP
1,560,000 3.600%,  2/1/2027 1,459,929
Santander UK Group Holdings plc
2,500,000 4.750%,  9/15/2025
d
2,382,004
Simon Property Group, LP
3,100,000 3.250%,  9/13/2049 2,051,892
Societe Generale SA
1,750,000 9.375%,  11/22/2027
b,d,h
1,795,873
1,300,000 5.375%,  11/18/2030
b,d,h
1,053,178
Spirit Realty, LP
1,900,000 2.100%,  3/15/2028 1,549,146
3,250,000 3.400%,  1/15/2030 2,707,517
1,850,000 3.200%,  2/15/2031 1,477,005
Standard Chartered plc
2,900,000 0.991%,  1/12/2025
b,d
2,736,581
SVB Financial Group
4,700,000 4.000%,  5/15/2026
b,h
3,102,094
Synchrony Financial
450,000 4.250%,  8/15/2024 439,666
Truist Financial Corporation
1,450,000 4.950%,  9/1/2025
b,h
1,386,345
U.S. Bancorp
2,650,000 5.727%,  10/21/2026
b
2,699,048

Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (94.3%) Value
Financials (36.4%) - continued
UBS Group AG
$ 3,450,000 4.875%,  2/12/2027
b,d,h
$ 2,923,875
1,600,000 4.703%,  8/5/2027
b,d
1,546,380
3,000,000 2.746%,  2/11/2033
b,d
2,318,546
UBS Group Funding Switzerland
AG
2,560,000 4.253%,  3/23/2028
d
2,389,936
UnitedHealth Group, Inc.
1,700,000 5.875%,  2/15/2053 1,835,601
3,600,000 4.950%,  5/15/2062 3,369,178
1,240,000 4.750%,  7/15/2045 1,161,173
1,975,000 4.450%,  12/15/2048 1,753,384
Wells Fargo & Company
3,300,000 3.900%,  3/15/2026
b,h
2,888,375
1,200,000 3.526%,  3/24/2028
b
1,111,201
3,200,000 2.393%,  6/2/2028
b
2,824,284
4,250,000 4.478%,  4/4/2031
b
3,983,974
3,400,000 4.897%,  7/25/2033
b
3,228,413
Welltower, Inc.
2,500,000 2.050%,  1/15/2029 2,030,474
Westpac Banking Corporation
1,900,000 2.894%,  2/4/2030
b
1,741,885
3,150,000 2.963%,  11/16/2040 2,079,835
Willis North America, Inc.
3,600,000 4.650%,  6/15/2027 3,477,327
Total 457,152,999
Foreign Government (0.4%)
Dominican Republic Government
International Bond
950,000 6.000%,  7/19/2028
d
914,297
4,800,000 6.000%,  2/22/2033
d
4,329,850
Total 5,244,147
Technology (4.8%)
Apple, Inc.
1,900,000 2.700%,  8/5/2051 1,252,557
2,250,000 3.950%,  8/8/2052 1,911,816
1,920,000 3.750%,  9/12/2047 1,594,653
Broadcom, Inc.
5,632,000 3.469%,  4/15/2034
d
4,492,829
3,600,000 3.137%,  11/15/2035
d
2,646,959
2,700,000 3.187%,  11/15/2036
d
1,939,377
2,700,000 4.926%,  5/15/2037
d
2,355,386
Dell International, LLC
3,975,000 6.020%,  6/15/2026 4,055,119
1,300,000 6.100%,  7/15/2027 1,335,560
1,087,000 8.350%,  7/15/2046 1,238,378
Equinix, Inc.
2,700,000 2.000%,  5/15/2028 2,279,204
Fiserv, Inc.
2,725,000 3.200%,  7/1/2026 2,550,216
3,000,000 2.650%,  6/1/2030 2,521,905
Gartner, Inc.
320,000 3.750%,  10/1/2030
d
275,830
Global Payments, Inc.
1,100,000 5.300%,  8/15/2029 1,063,448
1,700,000 5.400%,  8/15/2032 1,618,996
Iron Mountain, Inc.
640,000 4.875%,  9/15/2029
d
558,208
Principal
Amount Long-Term Fixed Income (94.3%) Value
Technology (4.8%) - continued
Marvell Technology, Inc.
$ 1,900,000 4.875%,  6/22/2028 $ 1,810,922
2,100,000 2.950%,  4/15/2031 1,689,111
NXP BV/NXP Funding, LLC
1,800,000 5.550%,  12/1/2028 1,797,588
NXP BV/NXP Funding, LLC/NXP
USA, Inc.
1,400,000 3.150%,  5/1/2027 1,269,838
1,900,000 4.300%,  6/18/2029 1,771,368
2,650,000 3.250%,  5/11/2041 1,849,015
Oracle Corporation
3,600,000 3.950%,  3/25/2051 2,564,781
1,800,000 6.900%,  11/9/2052 1,925,684
4,200,000 6.150%,  11/9/2029 4,359,457
2,700,000 4.300%,  7/8/2034 2,371,503
2,650,000 4.000%,  7/15/2046 1,931,157
VeriSign, Inc.
640,000 4.750%,  7/15/2027 617,750
VMware, Inc.
3,100,000 2.200%,  8/15/2031 2,352,478
Total 60,001,093
Transportation (3.3%)
American Airlines, Inc.
3,150,000 11.750%,  7/15/2025
d
3,378,688
2,220,000 5.500%,  4/20/2026
d
2,134,855
3,100,000 5.750%,  4/20/2029
d
2,833,263
Burlington Northern Santa Fe, LLC
2,500,000 4.700%,  9/1/2045 2,295,817
2,700,000 4.050%,  6/15/2048 2,249,061
CSX Corporation
1,900,000 2.400%,  2/15/2030
g
1,609,166
Delta Air Lines, Inc.
994,389 4.250%,  7/30/2023 974,735
1,543,000 7.000%,  5/1/2025
d
1,576,855
3,000,000 7.375%,  1/15/2026
g
3,065,220
4,850,000 4.750%,  10/20/2028
d
4,558,870
ERAC USA Finance, LLC
3,030,000 4.200%,  11/1/2046
d
2,352,639
FedEx Corporation
2,500,000 3.250%,  5/15/2041 1,779,964
Kansas City Southern
1,900,000 4.700%,  5/1/2048 1,635,325
Mileage Plus Holdings, LLC
4,950,319 6.500%,  6/20/2027
d
4,921,616
Southwest Airlines Company
1,975,000 5.250%,  5/4/2025 1,982,343
2,400,000 2.625%,  2/10/2030 1,991,339
United Airlines Pass Through Trust
966,616 3.750%,  9/3/2026 889,426
United Airlines, Inc.
350,000 4.375%,  4/15/2026
d
324,424
300,000 4.625%,  4/15/2029
d
261,209
Total 40,814,815
U.S. Government & Agencies (3.2%)
U.S. Treasury Bonds
5,000,000 2.875%,  5/15/2052 4,006,250
12,000,000 3.000%,  8/15/2052 9,886,875
1,800,000 1.875%,  11/15/2051 1,140,047

Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (94.3%) Value
U.S. Government & Agencies (3.2%) -
continued
$ 11,000,000 4.000%,  11/15/2052 $ 11,015,469
5,000,000 2.750%,  8/15/2032 4,553,125
4,500,000 4.125%,  11/15/2032 4,592,109
4,500,000 2.250%,  5/15/2041 3,382,910
1,850,000 4.000%,  11/15/2042 1,811,266
Total 40,388,051
Utilities (7.8%)
American Electric Power
Company, Inc.
3,200,000 3.875%,  2/15/2062
b
2,493,140
American Water Capital
Corporation
1,700,000 3.450%,  5/1/2050 1,248,088
Berkshire Hathaway Energy
Company
2,400,000 4.600%,  5/1/2053
d
2,083,936
2,575,000 4.450%,  1/15/2049 2,211,224
CenterPoint Energy Resources
Corporation
2,800,000 1.750%,  10/1/2030 2,207,460
CenterPoint Energy, Inc.
3,250,000 2.950%,  3/1/2030 2,792,893
2,150,000 2.650%,  6/1/2031
g
1,774,518
Consolidated Edison Company of
New York, Inc.
2,376,000 3.850%,  6/15/2046 1,841,780
2,750,000 4.125%,  5/15/2049 2,234,867
Dominion Energy, Inc.
2,250,000 4.650%,  12/15/2024
b,h
1,968,750
2,650,000 4.350%,  1/15/2027
b,h
2,225,824
Duke Energy Corporation
4,300,000 3.250%,  1/15/2082
b
3,140,738
2,250,000 3.500%,  6/15/2051 1,562,080
4,000,000 5.000%,  8/15/2052 3,549,465
2,840,000 3.150%,  8/15/2027 2,620,502
2,700,000 3.750%,  9/1/2046 2,003,313
Edison International
5,600,000 5.750%,  6/15/2027 5,617,328
Enel Finance America, LLC
2,900,000 7.100%,  10/14/2027
d
2,998,772
2,250,000 2.875%,  7/12/2041
d
1,349,724
Entergy Corporation
3,000,000 2.400%,  6/15/2031 2,382,845
Exelon Corporation
1,800,000 4.100%,  3/15/2052
d
1,438,315
FirstEnergy Corporation
3,480,000 4.400%,  7/15/2027 3,237,264
2,800,000 5.350%,  7/15/2047 2,499,808
FirstEnergy Transmission, LLC
4,300,000 2.866%,  9/15/2028
d
3,750,957
3,150,000 5.450%,  7/15/2044
d
2,930,212
Georgia Power Company
3,000,000 3.250%,  3/15/2051 2,064,372
National Rural Utilities Cooperative
Finance Corporation
1,600,000 4.400%,  11/1/2048 1,332,194
NiSource Finance Corporation
1,920,000 4.375%,  5/15/2047 1,605,374
NiSource, Inc.
1,950,000 3.600%,  5/1/2030 1,736,319
Principal
Amount Long-Term Fixed Income (94.3%) Value
Utilities (7.8%) - continued
NRG Energy, Inc.
$ 1,200,000 2.450%,  12/2/2027
d
$ 994,266
3,900,000 4.450%,  6/15/2029
d
3,448,958
Oncor Electric Delivery Company,
LLC
2,490,000 3.750%,  4/1/2045 2,001,753
Pacific Gas and Electric Company
1,900,000 3.300%,  12/1/2027 1,676,810
4,300,000 4.550%,  7/1/2030 3,897,514
Public Service Company of
Colorado
1,800,000 4.500%,  6/1/2052 1,615,403
San Diego Gas & Electric
Company
2,700,000 4.150%,  5/15/2048 2,250,975
Sempra Energy
2,700,000 3.250%,  6/15/2027 2,497,432
Southern Company
150,000 4.475%,  8/1/2024 148,121
2,500,000 5.700%,  10/15/2032 2,557,413
3,100,000 4.000%,  1/15/2051
b
2,821,000
2,150,000 3.750%,  9/15/2051
b
1,736,021
Vistra Operations Company, LLC
1,800,000 4.875%,  5/13/2024
d
1,763,730
1,800,000 5.125%,  5/13/2025
d
1,759,896
Total 98,071,354
Total Long-Term Fixed Income
(cost $1,365,818,671) 1,184,895,242
Shares
Collateral Held for Securities
Loaned ( 0.6% ) Value
7,763,798 Thrivent Cash Management Trust 7,763,798
Total Collateral Held for
Securities Loaned
(cost $7,763,798) 7,763,798
Shares Common Stock ( <0.1% ) Value
Communications Services (<0.1%)
426 Windstream Services, LLC,
Warrants (Expires 12/31/2049)
c
2,130
Total 2,130
Financials (<0.1%)
2,247 Glitnir HoldCo ehf.
c,j
0
Total 0
Total Common Stock
(cost $5,112) 2,130
Shares or
Principal
Amount Short-Term Investments ( 4.7% ) Value
Federal Home Loan Bank Discount
Notes
1,400,000 4.170%, 2/8/2023
k,l
1,393,825
100,000 4.160%, 2/10/2023
k,l
99,525
1,200,000 4.273%, 2/15/2023
k,l
1,193,680
Thrivent Core Short-Term Reserve
Fund
5,265,735 4.710% 52,657,355

Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares or
Principal
Amount Short-Term Investments (4.7%) Value
U.S. Treasury Bills
3,500,000 4.162%, 2/23/2023
k,m
$ 3,478,936
Total Short-Term Investments
(cost $58,822,852) 58,823,321
Total Investments (cost
$1,433,623,166) 99.7% $1,252,689,855
Other Assets and Liabilities, Net
0.3% 4,223,414
Total Net Assets 100.0% $1,256,913,269
a The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b Denotes variable rate securities. The rate shown is as of
December 31, 2022. The rates of certain variable rate
securities are based on a published reference rate and
spread; these may vary by security and the reference rate
and spread are indicated in their description.  The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions.  These
securities do not indicate a reference rate and spread in
their description.
c Security is valued using significant unobservable inputs.
Further information on valuation can be found in the Notes
to Financial Statements.
d Denotes securities sold under Rule 144A of the Securities
Act of 1933, which exempts them from registration. These
securities may be resold to other dealers in the program or
to other qualified institutional buyers. As of December 31,
2022, the value of these investments was $269,342,479 or
21.4% of total net assets.
e All or a portion of the security is insured or guaranteed.
f Denotes investments purchased on a when-issued or
delayed-delivery basis.
g All or a portion of the security is on loan.
h Denotes perpetual securities. Perpetual securities pay an
indefinite stream of income and have no contractual maturity date. Date shown, if applicable, is next call date.
i Principal amount is displayed in Euros.
j Non-income producing security.
k The interest rate shown reflects the yield.
l All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for
open futures contracts.
m All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and
the fund for open swap contracts.
* Denotes restricted securities. Restricted securities are
investment securities which cannot be offered for public
sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Income
Portfolio as of December 31, 2022 was $2,959,373 or
0.24% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in
the schedule as of December 31, 2022.
Security
Acquisition
Date Cost
Credit Acceptance Corporation,
12/31/2024 5/29/2020 $ 154,292
Massachusetts Mutual Life
Insurance Company,
12/1/2061 11/18/2021 4,563,982
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Income Portfolio as of
December 31, 2022:
Securities Lending Transactions
Long-Term Fixed Income $ 7,428,878
Total lending $7,428,878
Gross amount payable upon return of
collateral for securities loaned $7,763,798
Net amounts due to counterparty $334,920
Definitions:
CLO - Collateralized Loan Obligation
Ser. - Series
Reference Rate Index:
LIBOR 1M - ICE Libor USD Rate 1 Month
LIBOR 3M - ICE Libor USD Rate 3 Month
TSFR3M - CME Term SOFR 3 Month
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 3,957,073
Gross unrealized depreciation (187,580,186)
Net unrealized appreciation (depreciation) $ (183,623,113)
Cost for federal income tax purposes $ 1,435,332,838

Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Income Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Bank Loans
Communications Services 371,017 – 371,017 –
Consumer Cyclical 834,347 – 393,973 440,374
Long-Term Fixed Income
Asset-Backed Securities 31,670,607 – 31,670,607 –
Basic Materials 25,184,128 – 25,184,128 –
Capital Goods 53,245,227 – 53,245,227 –
Collateralized Mortgage Obligations 56,544 – 56,544 –
Communications Services 91,725,058 – 91,725,058 –
Consumer Cyclical 77,701,530 – 77,701,530 –
Consumer Non-Cyclical 112,677,548 – 112,677,548 –
Energy 90,962,141 – 90,962,141 –
Financials^ 457,152,999 – 457,152,999 0
Foreign Government 5,244,147 – 5,244,147 –
Technology 60,001,093 – 60,001,093 –
Transportation 40,814,815 – 40,814,815 –
U.S. Government & Agencies 40,388,051 – 40,388,051 –
Utilities 98,071,354 – 98,071,354 –
Common Stock
Communications Services 2,130 – – 2,130
Financials^ 0 – – 0
Short-Term Investments 6,165,966 – 6,165,966 –
Subtotal Investments in Securities $1,192,268,702 $– $1,191,826,198 $442,504
Other Investments  * Total
Affiliated Short-Term Investments 52,657,355
Collateral Held for Securities Loaned 7,763,798
Subtotal Other Investments $60,421,153
Total Investments at Value $1,252,689,855
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
^ Level 3 security in this section is fair valued at <$1.
Other Financial Instruments Total Level 1 Level 2 Level 3
Asset Derivatives
Futures Contracts 27,427 27,427 – –
Total Asset Derivatives $27,427 $27,427 $– $–
Liability Derivatives
Futures Contracts 20,952 20,952 – –
Credit Default Swaps 986,605 – 986,605 –
Total Liability Derivatives $1,007,557 $20,952 $986,605 $–

Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Reference Description:
CBOT
-
Chicago Board of Trade
The following table presents Income Portfolio's futures contracts held as of December 31, 2022. Investments and/or cash totaling $2,189,235 were pledged as the initial margin deposit for these contracts.
Futures Contracts Description
Number of
Contracts
Long/(Short)
Expiration
Date
Notional Principal
Amount
Value and
Unrealized
CBOT U.S. Long Bond 364 March 2023 $ 45,597,698 $ 27,427
Ultra 10-Yr. U.S. Treasury Note 120 March 2023 14,214,702 (20,952)
Total Futures Long Contracts $ 59,812,400 $ 6,475
Total Futures Contracts $ 59,812,400 $6,475
The following table presents Income Portfolio's swaps contracts held as of December 31, 2022. Investments totaling $3,478,936 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.
Credit Default Swaps
Buy/Sell
Protection
1
Termination
Date
Notional
Principal
Amount
2
Upfront
Payments/
(Receipts) Value
3
Unrealized
Gain/(Loss)
CDX HY 39, 5 Year, at 5.00%, Quarterly Buy 12/20/2027 $ 45,000,000 $ – ( $ 986,605) ( $ 986,605)
Total Credit Default Swaps $– ($986,605) ($986,605)
1 As the buyer of protection, Income Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Income Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2 The maximum potential amount of future payments Income Portfolio could be required to make as the seller or receive as the buyer of protection.
3 The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity's credit worthiness.
The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity's credit worthiness.
When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity's credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity's credit worthiness.
The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2022, for Income Portfolio's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.
Derivatives by risk category Statement of Assets and Liabilities Location Fair Value
Asset Derivatives
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) $ 27,427
Total Interest Rate Contracts 27,427
Total Asset Derivatives $27,427
Liability Derivatives
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 20,952
Total Interest Rate Contracts 20,952
Credit Contracts
Credit Default Swaps Net Assets - Distributable earnings/(accumulated loss) 986,605
Total Credit Contracts 986,605
Total Liability Derivatives $1,007,557
* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.  Only current day's variation margin is reported within the Statement of Assets and Liabilities.

Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2022, for
Income Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Interest Rate Contracts
Futures Net realized gains/(losses) on Futures contracts (14,080,111)
Total Interest Rate Contracts
(14,080,111)
Credit Contracts
Credit Default Swaps Net realized gains/(losses) on Swap agreements 2,059,632
Total Credit Contracts
2,059,632
Total ($12,020,479)
The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2022, for Income Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized
appreciation/(depreciation)
recognized in Income
Interest Rate Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (33,085)
Total Interest Rate Contracts (33,085)
Credit Contracts
Credit Default Swaps Change in net unrealized appreciation/(depreciation) on Swap agreements (986,605)
Total Credit Contracts (986,605)
Total ($1,019,690)
The following table presents Income Portfolio's average volume of derivative activity during the period ended December 31, 2022.
Derivative Risk Category Average Notional Value
Interest Rate Contracts
Futures - Long $67,575,677
Credit Contracts
Credit Default Swaps - Buy Protection (29,721)

Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Income Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $68,494 $464,876 $480,713 $52,657 5,266 4.2%
Total Affiliated Short-Term Investments 68,494 52,657 4.2
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment 7,809 148,438 148,483 7,764 7,764 0.6
Total Collateral Held for Securities Loaned 7,809 7,764 0.6
Total Value $76,303 $60,421
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $0 $0 $ – $1,014
Total Income/Non Income Cash from Affiliated
Investments $1,014
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 49
Total Affiliated Income from Securities Loaned, Net $49
Total Value $0 $0 $ –

International Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock ( 92.8% ) Value
Australia (6.1%)
18,621 AGL Energy, Ltd. $ 101,933
156,764 Allkem, Ltd.
a
1,187,600
33,373 Altium, Ltd. 792,764
158,995 AMP, Ltd.
a
141,402
49,757 ANZ Group Holdings, Ltd.
a
801,532
465,541 Aristocrat Leisure, Ltd. 9,592,863
11,916 ASX, Ltd. 548,807
2,869 AUB Group, Ltd. 43,707
1,059,702 Aurizon Holdings, Ltd. 2,684,695
385,553 Beach Energy, Ltd. 418,656
121,537 BHP Group, Ltd. 3,764,851
37,118 BlueScope Steel, Ltd. 423,043
5,863 BWP Trust 15,555
52,318 Capricorn Metals, Ltd.
a
164,056
135,986 Carsales.com, Ltd. 1,913,672
167,134 Charter Hall Group 1,355,770
285,263 Charter Hall Retail REIT 736,769
364,303 Coles Group, Ltd. 4,129,610
81,715 Commonwealth Bank of Australia 5,675,511
398,711 Computershare, Ltd. 7,023,720
85,929 CSL, Ltd. 16,755,674
41,301 Data#3, Ltd. 190,734
29,840 Deterra Royalties, Ltd. 92,396
45,040 Gold Road Resources, Ltd. 52,135
37,078 GrainCorp, Ltd. 186,930
63,092 Grange Resources, Ltd. 36,189
577,480 GWA Group, Ltd. 802,911
110,592 Helia Group, Ltd. 206,375
532,769 Humm Group, Ltd. 203,591
188,607 Iluka Resources, Ltd. 1,213,217
487,570 Incitec Pivot, Ltd. 1,241,171
75,439 JB Hi-Fi, Ltd. 2,150,146
2,362 Jumbo Interactive, Ltd. 22,424
365,035 Karoon Gas Australia, Ltd.
a
548,544
1,250,362 Lottery Corporation, Ltd.
a
3,811,214
1,678 Lovisa Holdings, Ltd. 26,344
11,812 Macquarie Group, Ltd. 1,333,440
5,327 NIB Holdings, Ltd. 27,859
113,996 Nine Entertainment Company
Holdings, Ltd. 142,217
52,752 Northern Star Resources, Ltd. 394,760
71,347 NRW Holdings, Ltd. 136,182
159,508 Nufarm, Ltd. 664,999
62,995 Perenti, Ltd.
a
56,421
150,081 Perseus Mining, Ltd. 215,962
63,211 Premier Investments, Ltd. 1,059,090
6,043 Pro Medicus, Ltd. 225,861
100,355 QBE Insurance Group, Ltd. 910,392
26,265 REA Group, Ltd. 1,975,303
77,314 Regis Resources, Ltd. 108,812
120,814 Rio Tinto, Ltd. 9,535,331
100,818 Sandfire Resources, Ltd. 372,850
136,837 SEEK, Ltd. 1,945,377
107,395 Silver Lake Resources, Ltd.
a
87,423
868,427 Tabcorp Holdings, Ltd. 632,351
51,078 Technology One, Ltd. 453,714
5,427 Waypoint REIT, Ltd. 10,137
13,227 Webjet, Ltd.
a
55,053
75,453 West African Resources, Ltd.
a
61,038
83,148 Westpac Banking Corporation 1,316,360
84,814 Whitehaven Coal, Ltd. 540,346
Total 91,317,789
Austria (0.4%)
45,539 AMS AG
a
333,647
Shares Common Stock (92.8%) Value
Austria (0.4%) - continued
3,126 Andritz AG $ 178,938
16,375 BAWAG Group AG
b
872,626
67,258 OMV AG 3,459,804
36,843 Raiffeisen Bank International AG
a
600,765
7,127 Wienerberger AG 171,788
Total 5,617,568
Belgium (0.6%)
2,052 D'ieteren Group 393,804
56,124 Groupe Bruxelles Lambert SA 4,485,287
230 Melexis NV 20,021
19,158 Solvay SA 1,936,983
21,072 Telenet Group Holding NV 344,195
19,346 UCB SA 1,524,334
Total 8,704,624
Bermuda (0.3%)
118,000 Alibaba Health Information
Technology, Ltd.
a
99,326
173,000 CK Infrastructure Holdings, Ltd. 902,721
13,097 FLEX LNG, Ltd. 428,918
23,150 Golden Ocean Group, Ltd. 202,475
4,424 Hafnia, Ltd. 22,752
69,500 Hongkong Land Holdings, Ltd. 319,757
27,700 Jardine Matheson Holdings, Ltd. 1,409,930
406,000 Pacific Basin Shipping, Ltd. 136,775
349,000 Road King Infrastructure, Ltd. 176,934
212,400 Shanghai Industrial Urban
Development Group, Ltd. 17,913
92,000 Yuexiu Transport Infrastructure, Ltd. 49,971
Total 3,767,472
Brazil (0.5%)
4,500 Alupar Investimento SA 24,069
36,900 Ambev SA 101,480
16,000 Americanas SA 29,244
75,000 B3 SA - Brasil Bolsa Balcao 187,651
32,416 Banco Bradesco SA ADR 93,358
68,900 Banco BTG Pactual SA 312,414
5,700 Banco do Brasil SA 37,494
85,100 BB Seguridade Participacoes SA 543,344
74,880 Centrais Eletricas Brasileiras SA
ADR 593,799
29,390 Cia de Saneamento Basico do
Estado de Sao Paulo ADR 313,297
13,534 Cia Paranaense de Energia ADR 97,310
81,900 Cielo SA 81,283
77,301 Companhia Siderurgica Nacional
SA ADR 213,350
72,500 ENGIE Brasil Energia SA 520,157
67,496 Gerdau SA ADR 373,928
58,900 Hypera SA 504,244
53,334 Itau Unibanco Holding SA ADR 251,203
18,400 Localiza Rent a Car SA 185,403
80 Localiza Rent a Car SA, Rights
a
163
99,600 Metalurgica Gerdau SA 244,673
121,678 Petroleo Brasileiro SA 564,631
65,236 Petroleo Brasileiro SA ADR 694,763
51,100 Telefonica Brasil SA 371,170
29,364 Telefonica Brasil SA ADR 209,953
72,268 Vale SA ADR 1,226,388
Total 7,774,769

International Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (92.8%) Value
Canada (8.8%)
87,540 Alimentation Couche-Tard, Inc. $ 3,846,847
59,039 ARC Resources, Ltd. 795,762
314 ATCO, Ltd. 9,828
15,644 Bank of Montreal 1,417,203
22,717 Bank of Nova Scotia 1,113,032
66,949 Barrick Gold Corporation 1,147,626
393,136 Canadian Imperial Bank of
Commerce 15,902,554
145,769 Canadian National Railway
Company 17,315,721
156,601 Canadian Natural Resources, Ltd. 8,696,329
6,354 Canadian Pacific Railway, Ltd. 473,734
22,177 Canadian Utilities, Ltd. 600,286
187,201 Canadian Western Bank
c
3,326,482
145,443 CGI, Inc.
a
12,536,671
9,619 Dollarama, Inc. 562,577
1,687 Empire Company, Ltd. 44,430
14,976 Enbridge, Inc. 585,325
2,694 Fairfax Financial Holdings, Ltd. 1,595,847
99,708 Fortis, Inc. 3,989,793
12,226 Intact Financial Corporation 1,759,948
24,663 InterRent Real Estate Investment
Trust 233,151
208,986 Laurentian Bank of Canada 4,985,412
14,513 Magna International, Inc. 815,340
74,579 Northland Power, Inc. 2,045,139
6,857 Nutrien, Ltd. 500,767
52,485 Pembina Pipeline Corporation 1,781,544
78,119 Rogers Communications, Inc. 3,656,131
12,868 Royal Bank of Canada 1,209,820
273,840 Shopify, Inc.
a
9,504,986
97,035 Suncor Energy, Inc. 3,078,030
409,984 TC Energy Corporation 16,344,857
7,049 TFI International, Inc.
c
705,993
77,952 Thomson Reuters Corporation 8,892,516
20,257 Toromont Industries, Ltd. 1,461,825
31,450 Toronto-Dominion Bank 2,036,353
Total 132,971,859
Cayman Islands (1.3%)
18,000 ANTA Sports Products, Ltd. 234,122
4,200 ASMPT, Ltd. 29,829
9,102 Baidu.com, Inc. ADR
a
1,041,087
126,550 Chailease Holding Company, Ltd. 891,569
257,500 China Hongqiao Group, Ltd. 242,862
17,000 China Mengniu Dairy Company,
Ltd. 76,655
100,000 China Overseas Property Holdings,
Ltd. 103,598
46,000 China Resources Land, Ltd. 209,271
4,683 China Resources Microelectronics,
Ltd. 35,406
112,000 China Yuhua Education
Corporation, Ltd.
*,a,d
15,763
118,200 Chow Tai Fook Jewellery Group,
Ltd. 240,201
174,000 Consun Pharmaceutical Group,
Ltd. 89,909
10,000 Country Garden Services Holdings
Company, Ltd. 24,531
188,000 Geely Automobile Holdings, Ltd. 271,572
33,000 Greentown China Holdings, Ltd. 47,719
158,000 Greentown Service Group
Company, Ltd. 104,168
Shares Common Stock (92.8%) Value
Cayman Islands (1.3%) - continued
52,000 Haidilao International Holding,
Ltd.
a,b
$ 148,307
6,113 Hello Group, Inc. ADR 54,895
7,409 Huazhu Group, Ltd. ADR 314,290
3,700 JD Health International, Inc.
a,b
33,411
43,583 JD.com, Inc. 1,216,691
876 JOYY, Inc. ADR 27,673
16,656 KE Holdings, Inc. ADR
a
232,518
27,800 Kuaishou Technology
a,b
249,902
11,400 Li Auto, Inc
a
110,223
2,681 Li Auto, Inc. ADR
a
54,692
25,500 Li Ning Company, Ltd. 219,275
62,500 Longfor Group Holdings, Ltd.
b
192,323
80,000 Meituan Dianping
a,b
1,772,467
32,500 NetDragon Websoft Holdings, Ltd. 69,515
9,200 NetEase, Inc. ADR 668,196
25,839 NIO, Inc. ADR
a
251,930
12,420 Pinduoduo, Inc. ADR
a
1,012,851
274,400 Sands China, Ltd.
a
900,095
1,275,000 Shui On Land, Ltd. 161,612
20,600 Sunny Optical Technology (Group)
Company, Ltd. 242,954
5,200 Super Hi International Holding,
Ltd.
a
6,622
6,180 TAL Education Group ADR
a
43,569
125,524 Tencent Holdings, Ltd. 5,322,263
55,261 Tencent Music Entertainment Group
ADR
a
457,561
16,730 Trip.com Group, Ltd. ADR
a
575,512
66,000 Want Want China Holdings, Ltd. 43,980
884,500 WH Group, Ltd.
b
515,874
22,000 Wharf Real Estate Investment
Company, Ltd. 128,131
84,000 WuXi Biologics (Cayman), Inc.
a,b
636,208
188,600 Xiaomi Corporation
a,b
261,798
40,000 Xinyi Solar Holdings, Ltd. 44,014
54,000 Yadea Group Holdings, Ltd.
b
89,909
132,000 Zhen Ding Technology Holding,
Ltd. 449,014
15,500 Zhongsheng Group Holdings, Ltd. 79,393
Total 20,245,930
Chile (0.1%)
3,556 Banco de Credito e Inversiones SA 102,247
57,277 Cencosud SA 94,196
1,170,590 Colbun SA 120,475
34,212 Embotelladora Andina SA 83,887
17,826 Empresas CMPC SA 29,755
18,988 Empresas Copec SA 141,674
1,868 Sociedad Quimica y Minera de
Chile SA ADR 149,141
Total 721,375
China (1.4%)
1,182,600 Agricultural Bank of China, Ltd. 494,836
34,000 Aier Eye Hospital Group Company,
Ltd. 151,589
37,040 Alibaba Group Holding, Ltd. ADR
a
3,262,854
18,640 Amlogic (Shanghai) Company, Ltd.
a
188,521
478 Autohome, Inc. ADR 14,627
1,861,000 Bank of China, Ltd., Class A 845,516
2,421,000 Bank of China, Ltd., Class H 876,231
831,000 Bank of Communications
Company, Ltd. 566,253

International Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (92.8%) Value
China (1.4%) - continued
761,100 Baoshan Iron & Steel Company,
Ltd. $ 611,112
34,000 Beijing North Star Company, Ltd. 3,903
12,800 Beijing Tongrentang Company, Ltd. 82,090
1,931 Bloomage Biotechnology
Corporation, Ltd. 37,464
4,095 BYD Company, Ltd., Class A 150,500
28,000 BYD Company, Ltd., Class H 686,952
1,363,000 CGN Power Company, Ltd.
b
323,699
300 Changzhou Xingyu Automotive
Lighting Systems 5,491
1,200,000 China Cinda Asset Management
Company, Ltd. 165,596
55,000 China Coal Energy Company, Ltd. 44,657
1,217,000 China Construction Bank
Corporation 761,099
452,000 China Galaxy Securities Company,
Ltd. 219,755
1,400 China International Travel Service
Corporation, Ltd. 43,335
82,000 China Life Insurance Company,
Ltd. 139,953
45,000 China Merchants Bank Company,
Ltd., Class H 249,023
166,400 China Merchants Shekou Industrial
Zone Holdings Company, Ltd. 301,168
15,000 China National Nuclear Power
Company, Ltd. 12,931
2,891 China Petroleum & Chemical
Corporation ADR
d
139,292
864,000 China Railway Group, Ltd. 453,673
23,700 China Railway Group, Ltd. 18,915
127,500 China Shenhua Energy Company,
Ltd., Class H 367,287
86,100 China State Construction
Engineering Corporation, Ltd. 67,086
6,000 China Tourism Group Duty Free
Corporation, Ltd.
a,b
175,855
35,600 China Vanke Company, Ltd. 92,713
14,100 China Vanke Company, Ltd., Class
H 28,366
94,200 China Yangtze Power Company,
Ltd. 284,174
67,400 CITIC Securities Company, Ltd.,
Class A 192,590
19,000 CITIC Securities Company, Ltd.,
Class H 38,266
530,200 Daqin Railway Company, Ltd. 509,386
30,184 Fuyao Glass Industry Group
Company, Ltd., Class A 151,984
107,600 Fuyao Glass Industry Group
Company, Ltd., Class H
b
449,282
22,200 Gemdale Corporation 32,442
99,800 GF Securities Company, Ltd., Class
H 142,869
4,900 Great Wall Motor Company, Ltd.,
Class A 20,818
34,000 Great Wall Motor Company, Ltd.,
Class H 43,799
503,800 Greenland Holdings Corporation,
Ltd.
a
215,170
48,000 Guangzhou Automobile Group
Company, Ltd. 32,146
89,184 Guangzhou Baiyunshan
Pharmaceutical Holdings, Ltd. 381,604
Shares Common Stock (92.8%) Value
China (1.4%) - continued
31,100 Guangzhou Shiyuan Electronic
Technology Company Ltd. $ 263,699
52,900 Guotai Junan Securities Company,
Ltd. 103,236
39,200 Haier Smart Home Company, Ltd.,
Class H 133,048
79,600 Haitong Securities Company, Ltd.,
Class H 48,820
2,100 Hangzhou Lion Electronics
Company, Ltd. 12,830
42,900 Hundsun Technologies, Inc. 248,815
260,200 Industrial and Commercial Bank of
China, Ltd., Class A 162,353
306,000 Industrial and Commercial Bank of
China, Ltd., Class H 156,944
2,700 Jiangsu Yangnong Chemical
Company, Ltd. 40,296
55,000 Jiangxi Copper Company, Ltd. 80,749
426,000 Jinke Property Group Company,
Ltd.
a
116,527
3,292 Kweichow Moutai Company, Ltd. 814,362
72,000 Lenovo Group, Ltd. 58,644
54,080 LONGi Green Energy Technology
Company, Ltd. 327,475
39,300 Luxshare Precision Industry
Company, Ltd. 179,062
21,200 Nongfu Spring Company, Ltd.
b
119,394
753,000 People's Insurance Company
(Group) of China, Ltd. 249,104
105,278 Ping An Insurance (Group)
Company of China, Ltd., Class H 691,650
26,900 Poly Developments and Holdings
Group Company, Ltd. 58,302
2,500 Proya Cosmetics Company, Ltd. 60,169
9,300 Seazen Holdings Company, Ltd.
a
27,248
43,900 Shanghai Baosight Software
Company, Ltd. 282,357
12,500 Shanghai Lujiazui Finance & Trade
Zone Development Company,
Ltd. 17,475
5,000 Shanghai Pharmaceuticals Holding
Company, Ltd. 12,811
214,600 Shanghai Yuyuan Tourist Mart
(Group) Company, Ltd. 234,472
282,500 Shenwan Hongyuan Group
Company, Ltd. 161,551
12,400 Shenzhen Inovance Technology
Company, Ltd. 123,725
3,000 Shenzhen Mindray Bio-Medical
Electronics Company, Ltd. 136,043
324,900 Shenzhen Overseas Chinese Town
Company, Ltd. 248,135
4,300 Shenzhen S.C New Energy
Technology Corporation 70,317
18,100 Shenzhou International Group
Holdings, Ltd. 201,849
7,500 Sichuan Kelun Pharmaceutical
Company, Ltd. 28,669
164,000 Tong Ren Tang Technologies
Company, Ltd. 118,134
26,000 Tsingtao Brewery Company, Ltd. 256,025
22,168 Vipshop Holdings, Ltd. ADR
a
302,371
34,000 Wanhua Chemical Group
Company, Ltd. 452,051
27,500 Wens Foodstuff Group Company,
Ltd. 77,565

International Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (92.8%) Value
China (1.4%) - continued
5,300 Xiamen Faratronic Company, Ltd. $ 121,745
10,000 Zhejiang Jingsheng Electrical
Company, Ltd. 91,333
29,400 Zhejiang NHU Company, Ltd. 79,240
15,200 Zoomlion Heavy Industry Science
and Technology Company, Ltd.,
Class A 11,880
Total 21,057,347
Colombia (<0.1%)
2,269 Bancolombia SA 19,891
Total 19,891
Cyprus (<0.1%)
30,300 Atalaya Mining plc 120,884
18,642 Ros Agro plc GDR
a,d
0
Total 120,884
Czech Republic (<0.1%)
4,515 CEZ AS 153,837
8,500 Komercni Banka AS 245,632
75 Philip Morris CR 55,490
Total 454,959
Denmark (2.5%)
1,088 A.P. Moller - Maersk AS, Class B 2,435,602
13,200 ALK-Abello AS
a
184,128
1,996 Carlsberg AS 264,763
2,251 Coloplast AS 263,711
19,710 Dampskibsselskabet Norden AS 1,187,820
2,502 DFDS AS 91,940
72,439 DSV AS 11,455,301
745 Genmab AS
a
314,982
21,790 Jyske Bank AS
a
1,412,903
10,683 NKT Holding AS
a
603,093
126,723 Novo Nordisk AS 17,210,955
12,377 Scandinavian Tobacco Group AS
b
217,547
8,807 Spar Nord Bank AS 134,864
30,826 Sydbank AS 1,296,739
6,289 Topdanmark AS 330,956
Total 37,405,304
Egypt (<0.1%)
150,136 Commercial International Bank
Egypt SAE GDR 179,262
Total 179,262
Finland (0.6%)
2,707 Cargotec Oyj 120,072
4,587 Konecranes Oyj 141,413
45,816 Metsa Board Oyj 430,424
15,659 Neste Oil Oyj 722,143
187,757 Nokia Oyj 872,260
12,661 Outokumpu Oyj 64,258
13,991 Sampo Oyj 730,740
379,872 Stora Enso Oyj 5,355,990
906 Tieto Oyj 25,766
31,573 Tokmanni Group Corporation 381,806
5,158 UPM-Kymmene Oyj 193,019
Total 9,037,891
Shares Common Stock (92.8%) Value
France (7.5%)
84,506 Air Liquide SA $ 11,994,352
6,870 Alstom SA 168,085
6,112 Alten SA 765,760
3,519 bioMerieux 369,718
96,462 Bollore SA 539,066
17,348 Bureau Veritas SA 457,188
65,078 Coface SA 844,915
45,474 Compagnie de Saint-Gobain 2,224,618
59,500 Dassault Systemes SE 2,139,593
29,405 Derichebourg 174,074
25,870 Eiffage SA 2,544,671
168,256 Electricite de France 2,160,121
153,775 Engie SA 2,199,911
2,843 Eramet SA 255,825
76,798 Groupe Eurotunnel SA 1,229,774
9,580 Hermes International 14,828,373
33,873 Ipsos SA 2,121,416
3,472 La Francaise des Jeux SAEM
b
139,708
175,094 Legrand SA 14,023,414
5,231 LNA Sante 165,745
11,706 LVMH Moet Hennessy Louis Vuitton
SE 8,518,346
9,824 Nexans SA 889,160
39,779 Publicis Groupe SA 2,541,166
77,328 Rexel SA 1,529,425
31,513 Rubis SCA 829,801
129,493 Sanofi 12,486,522
68,320 SCOR SE 1,574,175
3,061 SOITEC
a
502,420
2,824 Sopra Group SA 427,561
51,452 Thales SA 6,573,938
279,877 TotalEnergies SE 17,568,711
Total 112,787,552
Germany (5.8%)
37,142 Aixtron SE 1,068,692
46,364 Allianz SE 9,901,358
143,419 BASF SE 7,061,730
316,838 Bayer AG 16,307,625
17,611 Bayerische Motoren Werke AG 1,559,185
11,650 Bilfinger SE 335,615
4,610 Covestro AG
b
179,587
5,365 CTS Eventim AG & Company
KGAA
a
340,564
5,006 Dermapharm Holding SE 201,221
94,962 Deutsche Boerse AG 16,351,464
30,895 Deutsche Pfandbriefbank AG
b
239,350
24,641 Deutsche Post AG 922,227
60,862 Evonik Industries AG 1,160,867
59 Freenet AG 1,283
4,873 GFT Technologies SE 177,063
6,551 HENSOLDT AG 155,193
27,997 Hugo Boss AG 1,618,505
45,360 K+S AG 894,220
6,215 Krones AG 694,483
57,235 Merck KGaA 11,042,903
175,850 Porsche Automobil Holding SE 9,590,111
3,653 PVA TePla AG
a
72,263
10,583 SAP SE 1,092,593
3,278 Scout24 SE
b
164,993
30,002 Siemens AG 4,135,800
4,885 Siltronic AG 355,336
109,503 TAG Immobilien AG 710,695
93,763 TeamViewer AG
a,b
1,202,743

International Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (92.8%) Value
Germany (5.8%) - continued
2,381 Volkswagen AG $ 373,520
Total 87,911,189
Greece (<0.1%)
16,988 Eurobank Ergasias Services and
Holdings SA
a
19,134
1,634 GEK Terna Holding Real Estate
Construction SA 19,020
7,549 Hellenic Telecommnications
Organization SA 117,908
3,938 JUMBO SA 67,540
2,749 Motor Oil (Hellas) Diilistiria
Korinthou AE 64,026
8,182 Mytilineos SA 177,759
19,707 National Bank of Greece SA
a
79,027
Total 544,414
Guernsey (<0.1%)
162,063 BMO Commercial Property Trust,
Ltd. 173,029
247,109 UK Commercial Property REIT, Ltd. 174,468
Total 347,497
Hong Kong (1.8%)
424,500 BOC Hong Kong (Holdings), Ltd. 1,441,091
122,000 China Merchants Holdings
International Company, Ltd. 178,119
17,000 China Overseas Land &
Investment, Ltd. 44,487
28,000 China Resources Beer (Holdings)
Company, Ltd. 194,756
125,500 CK Asset Holdings, Ltd. 769,713
1,010,000 CK Hutchison Holdings, Ltd. 6,050,760
245,440 CSPC Pharmaceutical Group, Ltd. 255,521
69,000 Hang Lung Group, Ltd. 126,454
101,000 Hang Lung Properties, Ltd. 196,749
74,100 Hang Seng Bank, Ltd. 1,229,056
120,000 Henderson Land Development
Company, Ltd. 417,744
13,000 HKT Trust and HKT, Ltd. 15,913
560,000 Hong Kong and China Gas
Company, Ltd. 531,109
186,900 Hong Kong Exchanges & Clearing,
Ltd. 8,031,141
72,000 Hysan Development Company, Ltd. 233,166
214,500 Kerry Properties, Ltd. 465,346
311,600 Link REIT 2,280,083
79,000 Luk Fook Holdings International,
Ltd. 234,350
98,000 Sino Land Company, Ltd. 122,234
260,000 Sun Hung Kai Properties, Ltd. 3,551,437
105,000 Swire Pacific, Ltd. 920,418
73,600 Swire Properties, Ltd. 186,421
508,000 United Laboratories International
Holdings, Ltd. 317,136
Total 27,793,204
Hungary (<0.1%)
4,160 OTP Bank Nyrt 113,032
1,350 Richter Gedeon Nyrt 29,977
Total 143,009
Shares Common Stock (92.8%) Value
India (1.3%)
2,677 ABB India, Ltd. $ 86,783
80,785 Adani Ports and Special Economic
Zone, Ltd. 797,429
42,772 Asian Paints, Ltd. 1,590,099
6,537 Bajaj Finance, Ltd. 517,827
23,092 Bajaj Finserv, Ltd. 431,008
8,750 Bharat Electronics, Ltd. 10,558
10,684 Britannia Industries, Ltd. 555,760
5,041 Canara Bank 20,256
90,214 Cipla, Ltd. 1,172,083
103,897 Coal India, Ltd. 282,647
12,677 Coromandel International, Ltd. 135,814
1,985 CRISIL, Ltd. 73,458
7,942 Cummins India, Ltd. 132,423
2,241 Dabur India, Ltd. 15,183
3,375 Dr. Reddy's Laboratories, Ltd. ADR 174,656
35,048 HCL Technologies, Ltd. 439,533
3,180 Hindustan Unilever, Ltd. 98,241
34,199 ICICI Bank, Ltd. ADR 748,616
122,940 Infosys, Ltd. ADR 2,214,149
89,746 ITC, Ltd. 359,231
21,937 Kotak Mahindra Bank, Ltd. 482,643
17,857 Larsen & Toubro, Ltd. 448,824
8,545 LTIMindtree, Ltd.
b
450,431
647 Maruti Suzuki India, Ltd. 65,454
471 Mphasis, Ltd. 11,218
43,833 NTPC, Ltd. 88,152
1,060 Page Industries, Ltd. 547,943
4,666 Persistent Systems, Ltd. 218,134
829 Phoenix Mills, Ltd. 14,238
18,430 PI Industries, Ltd. 761,139
16,588 Pidilite Industries, Ltd. 510,289
55,671 Power Grid Corporation of India,
Ltd. 143,531
91,340 Reliance Industries, Ltd. 2,804,194
25,554 SBI Cards and Payment Services,
Ltd. 245,382
13,596 SBI Life Insurance Company, Ltd.
b
201,793
7,652 Schaeffler India, Ltd. 253,951
6,680 Siemens, Ltd. 227,762
228 SKF India, Ltd. 12,387
1,985 Solar Industries India, Ltd. 105,167
5,593 SRF, Ltd. 154,423
7,525 Sun Pharmaceutical Industries, Ltd. 91,000
30,761 Tata Consultancy Services, Ltd. 1,209,741
12,329 Tata Elxsi, Ltd. 935,714
1,284 Tech Mahindra, Ltd. 15,747
1,942 Thermax, Ltd. 46,112
371 Titan Company, Ltd. 11,640
6,712 Trent, Ltd. 109,508
Total 20,022,271
Indonesia (0.2%)
945,100 Astra International Tbk PT 345,859
3,179,400 Bank Central Asia Tbk PT 1,743,387
910,600 Bank Mandiri Persero Tbk PT 580,685
1,513,900 Bank Rakyat Indonesia Persero
Tbk PT 479,982
196 Telekomunikasi Indonesia Persero
Tbk PT ADR 4,675
Total 3,154,588

International Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (92.8%) Value
Ireland (0.1%)
5,358 Flutter Entertainment plc
a
$ 734,212
Total 734,212
Isle of Man (0.1%)
65,392 Entain plc 1,041,377
Total 1,041,377
Israel (1.5%)
1,098 Airport City, Ltd.
a
17,583
577,440 Bank Hapoalim, Ltd. 5,199,225
871,835 Bank Leumi Le-Israel BM 7,261,346
19,649 Check Point Software Technologies,
Ltd.
a
2,478,918
4,292 Clal Insurance Enterprises
Holdings, Ltd.
a
72,218
396 Fattal Holdings 1998, Ltd.
a
33,378
23,466 First International Bank of Israel,
Ltd. 925,542
526 Fox-Wizel, Ltd. 47,892
18,480 Harel Insurance Investments &
Financial Services, Ltd. 162,357
469 Israel Corporation, Ltd. 164,671
7,767 Mivne Real Estate (KD), Ltd. 24,704
167,683 Mizrahi Tefahot Bank, Ltd. 5,412,011
1,527 Nova, Ltd.
a
123,299
36,228 Phoenix Holdings, Ltd. 386,420
30,948 Plus500, Ltd. 671,919
22,054 Shufersal, Ltd. 126,952
Total 23,108,435
Italy (1.6%)
23,953 Anima Holding SPA
b
95,891
23,383 Autogrill SPA
a
161,663
128,599 Azimut Holding SPA 2,877,496
108,648 Banca Farmafactoring SPA
b
861,994
19,695 Banca IFIS SPA 280,360
94,444 Banca Mediolanum SPA 786,947
363,144 Banco BPM SPA 1,294,594
41,734 Davide Campari-Milano NV 423,695
690,741 Enel SPA 3,714,891
72,388 Italgas SPA 401,926
376,917 Leonardo SPA 3,250,809
8,585 Moncler SPA 456,179
120,353 OVS SPA
b
271,586
10,160 Prysmian SPA 377,499
168,904 Recordati SPA 7,020,943
8,089 Reply SPA 927,950
7,315 Salvatore Ferragamo SPA 129,331
100,918 Saras SPA
a
124,070
15 Sesa SPA 1,867
46,294 Unipol Gruppo SPA 225,395
Total 23,685,086
Japan (17.9%)
8,200 Adastria Holdings Company, Ltd. 145,354
21,200 Advantest Corporation 1,357,830
1,600 Adventure, Inc. 112,677
103 AEON REIT Investment Corporation 120,882
28,800 AGC, Inc. 955,749
55,700 Air Water, Inc. 646,703
11,300 AirTrip Corporation 208,803
5,400 Alfresa Holdings Corporation 68,641
40,200 All Nippon Airways Company, Ltd.
a
851,353
Shares Common Stock (92.8%) Value
Japan (17.9%) - continued
9,400 Aozora Bank, Ltd. $ 184,754
300 Appier Group, Inc.
a
3,069
38,000 Arcs Company, Ltd. 633,462
17,800 Asahi Group Holdings, Ltd. 554,072
418,700 Astellas Pharma, Inc. 6,366,599
8,500 BellSystem24 Holdings, Inc. 87,597
18,300 BeNEXT Group, Inc. 235,253
14,300 Canon Marketing Japan, Inc. 323,803
48,800 Chiyoda Company, Ltd. 289,478
15,400 Chugai Pharmaceutical Company,
Ltd. 392,804
4,100 Chugin Financial Group, Inc. 29,773
11,800 Chugoku Electric Power Company,
Inc. 60,512
205,700 Citizen Watch Company, Ltd. 923,574
102,500 Coca-Cola Bottlers Japan, Inc. 1,112,772
34,200 COMSYS Holdings Corporation 600,077
46,600 Daiichi Sankyo Company, Ltd. 1,499,900
43,400 Daikin Industries, Ltd. 6,584,370
8,600 Daito Trust Construction Company,
Ltd. 880,493
74,600 Daiwa House Industry Company,
Ltd. 1,718,505
8,900 DCM Holdings Company, Ltd. 81,210
8,400 Descente, Ltd. 204,438
3,200 Dexerials Corporation 61,482
1,100 DTS Corporation 24,788
1,200 Earth Chemical Company, Ltd. 45,991
8,200 Ebara Corporation 292,105
8,400 Electric Power Development
Company, Ltd. 133,408
541,200 Eneos Holdings, Inc. 1,843,011
21,000 FANUC Corporation 3,142,578
600 Fast Retailing Company, Ltd. 365,120
48,900 Ferrotec Holdings Corporation 1,029,405
2,000 Financial Products Group
Company, Ltd. 16,817
10,500 Fuji Corporation 152,984
18,500 Fuji Soft, Inc. 1,060,853
51,100 FUJIFILM Holdings NPV 2,555,074
158,100 Fujikura, Ltd. 1,188,442
24,500 Fujitsu, Ltd. 3,266,282
10,300 Fukuyama Transporting Company,
Ltd. 237,923
6,200 Future Corporation 77,129
6,700 Fuyo General Lease Company, Ltd. 436,761
294 Global One Real Estate Investment
Corporation 241,521
42,600 Gree, Inc. 225,109
98,200 H2O Retailing Corporation 956,142
17,700 Hamamatsu Photonics KK 844,781
33,600 Hanwa Company, Ltd. 949,353
12,100 Heiwa Corporation 228,116
24,000 Hisamitsu Pharmaceutical
Company, Inc. 712,430
33,000 Hitachi Zosen Corporation 206,208
25,800 Hitachi, Ltd. 1,298,160
297,300 Honda Motor Company, Ltd. 6,781,118
3,400 Horiba, Ltd. 147,399
54,800 Hoya Corporation 5,248,666
7,800 IHI Corporation 225,953
93,400 Iida Group Holdings Company, Ltd. 1,418,097
37,800 Iino Kaiun Kaisha, Ltd. 265,609
101,200 Inaba Denki Sangyo Company, Ltd. 2,070,683

International Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (92.8%) Value
Japan (17.9%) - continued
655 Industrial & Infrastructure Fund
Investment Corporation $ 756,054
94,200 Inpex Corporation 1,012,219
118,100 ITOCHU Techno-Solutions
Corporation 2,739,421
9,100 Izumi Company, Ltd. 205,465
116,800 J. Front Retailing Company, Ltd. 1,059,981
101,800 Japan Airlines Company, Ltd.
a
2,073,429
7,600 Japan Petroleum Exploration
Company, Ltd. 223,449
82,900 Japan Post Holdings Company,
Ltd. 697,517
233,000 Japan Tobacco, Inc. 4,697,334
3,100 JEOL, Ltd. 83,360
103,000 JGC Corporation 1,305,626
4,100 Kaga Electronics Company, Ltd. 126,528
22,000 Kamigumi Company, Ltd. 447,877
10,900 Kaneka Corporation 271,046
43,600 Kanematsu Corporation 494,999
12,400 Kawasaki Kisen Kaisha, Ltd. 262,584
30,000 KDDI Corporation 909,807
279 Kenedix Retail REIT Corporation 539,581
242 587,738
22,700 Keyence Corporation 8,813,157
3,000 Kikkoman Corporation 157,910
124,200 Kinden Corporation 1,352,195
5,100 Kissei Pharmaceutical Company,
Ltd. 99,648
4,400 Kobe Bussan Company, Ltd. 126,813
7,900 KOMEDA Holdings Company, Ltd. 149,051
2,400 Koshidaka Holdings Company, Ltd. 17,996
400 Kotobuki Spirits Company, Ltd. 23,420
38,800 Kyocera Corporation 1,925,903
103,400 Kyoei Steel, Ltd. 982,224
600 Lasertec Corporation 97,962
9,600 Lintec Corporation 155,825
1,300 Macnica Holdings, Inc. 30,764
4,700 Makino Milling Machine Company,
Ltd. 153,551
10,600 Mandom Corporation 117,290
135,500 Marubeni Corporation 1,552,281
20,400 Maruha Nichiro Corporation 388,180
600 Maruichi Steel Tube, Ltd. 12,266
7,000 Matsumotokiyoshi Holdings
Company, Ltd. 351,847
41,300 McDonald's Holdings Company
(Japan), Ltd. 1,569,664
9,100 Medipal Holdings Corporation 120,277
12,100 MEITEC Corporation 219,495
9,000 Menicon Company, Ltd. 189,226
4,400 Mimasu Semiconductor Industry
Company, Ltd. 77,813
18,700 Ministop Company, Ltd. 202,071
16,800 MISUMI Group, Inc. 365,136
106,900 Mitsubishi Corporation 3,470,487
547,900 Mitsubishi Electric Corporation 5,429,108
21,800 Mitsubishi Gas Chemical Company,
Inc. 299,675
1,255,600 Mitsubishi HC Capital, Inc. 6,175,732
42,900 Mitsubishi Logistics Corporation 983,968
6,600 Mitsubishi Research Institute, Inc. 244,609
706,000 Mitsubishi UFJ Financial Group,
Inc. 4,739,672
32,400 Mitsuboshi Belting, Ltd. 839,652
40,700 Mitsui & Company, Ltd. 1,185,417
Shares Common Stock (92.8%) Value
Japan (17.9%) - continued
18,600 Mitsui O.S.K. Lines, Ltd. $ 464,774
5,200 Mixi, Inc. 97,002
600 Monogatari Corporation 29,670
102 Mori Trust Sogo REIT, Inc. 114,010
19,700 MS and AD Insurance Group
Holdings, Inc. 629,806
64,400 Murata Manufacturing Company,
Ltd. 3,175,898
900 Nachi-Fujikoshi Corporation 24,479
66,600 NGK Spark Plug Company, Ltd. 1,220,584
36,200 NHK Spring Company, Ltd. 230,178
40,400 Nidec Corporation 2,078,950
144,100 Nintendo Company, Ltd. 6,058,912
19,000 Nippon Kayaku Company, Ltd. 163,613
24,200 Nippon Parking Development
Company, Ltd. 57,108
287 Nippon REIT Investment
Corporation 756,898
3,800 Nippon Shokubai Company, Ltd. 151,706
9,000 Nippon Soda Company, Ltd. 294,355
211,500 Nippon Steel Corporation 3,669,766
23,300 Nippon Telegraph and Telephone
Corporation 664,482
77,100 Nippon Yusen Kabushiki Kaisha
c
1,818,068
17,200 Nishimatsu Construction Company,
Ltd. 511,247
4,500 Nisshin Oillio Group, Ltd. 112,331
267,200 Nissui Corporation 1,112,892
19,400 Nitori Holdings Company, Ltd. 2,534,853
55,100 Nitto Kogyo Corporation 984,488
43,600 Nomura Research Institute, Ltd. 1,036,544
32,000 NS United Kaiun Kaisha, Ltd. 940,896
1,200 NSD Company, Ltd. 20,738
90,700 NTT Data Corporation 1,321,747
383 NTT UD REIT Investment
Corporation 399,841
9,900 Okuma Corporation 350,676
6,900 Ono Pharmaceutical Company, Ltd. 161,278
4,700 Open Door, Inc.
a
62,745
3,500 OPTORUN Company, Ltd. 59,208
32,300 Oracle Corporation Japan 2,100,195
3,100 Organo Corporation 68,806
38,140 Orient Corporation 335,177
38,600 Oriental Land Company, Ltd. 5,617,233
105,400 ORIX Corporation 1,687,101
2,100 PAL Company, Ltd. 39,900
12,700 Pan Pacific International Holdings
Company 235,891
71,300 Penta-Ocean Construction
Company, Ltd. 333,036
6,500 PHC Holdings Corporation 72,606
51,084 Recruit Holdings Company, Ltd. 1,599,030
323,000 Resona Holdings, Inc. 1,774,051
32,400 Resorttrust, Inc. 576,629
265,900 Round One Corporation 962,370
4,300 Royal Holdings Company, Ltd.
a
75,619
3,600 RS Technologies Company, Ltd. 96,066
26,500 Ryoyo Electro Corporation 471,601
4,000 Saizeriya Company, Ltd. 90,716
68,200 Sangetsu Company, Ltd. 1,111,714
34,200 Sankyo Company, Ltd. 1,397,281
21,500 Sankyu, Inc. 786,598
180,100 Santen Pharmaceutical Company,
Ltd. 1,467,532
7,400 Sato Holdings Corporation 106,004

International Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (92.8%) Value
Japan (17.9%) - continued
6,000 Sawai Group Holdings Company,
Ltd. $ 187,205
13,200 SCREEN Holdings Company, Ltd. 841,730
84,800 Secom Company, Ltd. 4,838,505
985 Sekisui House REIT, Inc. 558,639
23,100 Sekisui House, Ltd. 409,541
10,800 Senko Group Holdings Company,
Ltd. 79,186
19,600 Seven & I Holdings Company, Ltd. 839,985
42,200 Shikoku Electric Power Company 244,666
5,300 SHIMAMURA Company, Ltd. 528,167
800 Shimano, Inc. 126,415
53,200 Shin-Etsu Chemical Company, Ltd. 6,496,370
11,800 ShinMaywa Industries, Ltd. 94,080
48,000 Shionogi & Company, Ltd. 2,394,871
182,900 SKY Perfect JSAT Holdings, Inc. 672,156
4,800 SMC Corporation 2,004,258
149,100 SoftBank Group Corporation 6,305,881
83,900 Sojitz Corporation 1,598,598
75,000 Sony Group Corporation 5,716,622
24 Star Asia Investment Corporation
REIT 10,092
6,000 Starts Corporation, Inc. 118,705
9,600 Sumco Corporation 127,187
179,700 Sumitomo Corporation 2,987,169
96,500 Sumitomo Dainippon Pharma
Company, Ltd. 731,436
59,900 Sumitomo Heavy Industries, Ltd. 1,195,863
139,000 Sumitomo Mitsui Financial Group,
Inc. 5,592,309
137,300 Sumitomo Mitsui Trust Holdings,
Inc. 4,791,158
6,600 Suzuken Company, Ltd. 178,568
2,200 Sysmex Corporation 132,815
8,800 Taikisha, Ltd. 222,126
20,700 Taisho Pharmaceutical Holdings
Company, Ltd. 910,523
46,000 Taiyo Holdings Company, Ltd. 777,508
123 Takara Leben Real Estate
Investment Corporation 93,040
10,500 Takara Standard Company, Ltd. 110,027
20,600 Takashimaya Company, Ltd. 286,848
308,600 Takeda Pharmaceutical Company,
Ltd. 9,642,730
17,000 Takuma Company, Ltd. 158,438
2,600 Tama Home Company, Ltd. 49,474
21,700 Terumo Corporation 615,208
101,000 Toagosei Company, Ltd. 847,800
47,600 Toho Gas Company, Ltd. 905,981
22,000 Tohoku Electric Power Company,
Inc. 115,238
13,900 Tokyo Century Corporation 468,531
16,900 Tokyo Electron, Ltd. 4,965,706
3,200 Tokyo Steel Manufacturing
Company, Ltd. 28,756
18,700 Tokyotokeiba Company, Ltd. 535,563
287,000 Tokyu Fudosan Holdings
Corporation 1,360,991
26,300 Toyo Suisan Kaisha, Ltd. 1,013,233
638,000 Toyota Motor Corporation 8,703,944
14,000 Transcosmos, Inc. 343,796
51,700 Tsubakimoto Chain Company 1,166,292
150,300 TV Asahi Holdings Corporation 1,523,285
6,400 ULVAC, Inc. 266,719
2,300 United Arrows, Ltd. 32,234
Shares Common Stock (92.8%) Value
Japan (17.9%) - continued
400 UT Group Company, Ltd. $ 6,849
8,400 Yakult Honsha Company, Ltd. 546,820
1,800 Yamato Kogyo Company, Ltd. 61,309
12,400 Yellow Hat, Ltd. 168,873
24,900 Yuasa Trading Company, Ltd. 683,540
867,600 Z Holdings Corporation 2,166,845
114,400 ZOZO, Inc. 2,825,195
Total 269,818,803
Jersey (0.3%)
31,377 Experian plc 1,062,692
1,459,081 Man Group plc 3,754,025
Total 4,816,717
Kuwait (0.1%)
97,185 Boubyan Bank KSCP 254,042
70,481 Gulf Bank KSCP 72,402
32,931 HumanSoft Holding Company
KSCP 379,725
212,341 Kuwait Finance House KSCP 573,771
17,110 Kuwait International Bank KSCP 10,990
69,637 Mobile Telecommunications
Company KSCP 128,327
163,885 National Bank of Kuwait KSC 577,870
183,400 National Industries Group Holding 130,936
Total 2,128,063
Luxembourg (0.1%)
41,288 Allegro.eu SA
a,b
238,296
126,605 B&M European Value Retail SA 628,445
22,216 Subsea 7 SA 257,254
Total 1,123,995
Malaysia (0.1%)
7,600 AEON Credit Service (M) Berhad 21,727
240,900 Hong Leong Bank Berhad 1,123,154
156,400 Mah Sing Group Berhad 20,031
206,500 PETRONAS Chemicals Group
Berhad 403,396
60,100 Public Bank Berhad 58,931
15,000 QL Resources Berhad 18,763
98,541 Sports Toto BHD 36,178
24,200 Ta Ann Holdings Berhad 20,776
Total 1,702,956
Malta (<0.1%)
2,270 Kambi Group plc
a
41,241
Total 41,241
Mexico (0.1%)
20,308 America Movil SAB de CV ADR 369,606
69,200 Arca Continental SAB de CV 561,228
18,633 Grupo Financiero Banorte SAB de
CV ADR 134,098
111,700 Grupo Mexico, SAB de CV 393,800
164,600 Megacable Holdings SAB de CV 438,139
14,300 Wal-Mart de Mexico, SAB de CV 50,547
Total 1,947,418
Netherlands (4.0%)
65,632 Aalberts NV 2,556,510
20,307 Akzo Nobel NV 1,362,647

International Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (92.8%) Value
Netherlands (4.0%) - continued
11,929 Arcadis NV $ 469,651
30,120 ASML Holding NV 16,422,933
36,225 BAM Group
a
84,311
13,329 BE Semiconductor Industries NV 812,279
62,524 Euronext NV
b
4,628,714
40,409 Ferrari NV 8,665,219
71,019 ForFarmers BV 222,954
11,878 Fugro NV
a
142,608
3,311 Heineken Holding NV 255,709
9,206 Heineken NV 867,131
3,453 IMCD NV 493,921
9,824 Iveco Group NV
a
58,454
117,884 Koninklijke Ahold Delhaize NV 3,389,304
11,457 Koninklijke DSM NV 1,406,853
107,331 QIAGEN NV
a
5,395,568
14,301 Randstad Holding NV 873,822
432,690 Stellantis NV 6,148,660
1,841 Technip Energies NV 28,943
120,225 Unilever plc 6,032,483
3,645 Van Lanschot Kempen NV 85,562
Total 60,404,236
New Zealand (0.1%)
141,523 Contact Energy, Ltd. 692,571
70,757 Fletcher Building, Ltd. 211,844
Total 904,415
Norway (2.3%)
278,670 Aker Solutions ASA 1,073,291
17,668 BW LPG, Ltd.
b
136,974
679,545 DNB Bank ASA 13,421,099
316,406 DNO International ASA 381,522
102,598 Elkem ASA
b
369,282
238,622 Equinor ASA 8,576,141
83,732 Europris ASA
b
586,556
4,705 Grieg Seafood ASA 37,555
1,510 Hoegh Autoliners ASA 10,003
72,584 Mowi ASA 1,236,853
482,098 MPC Container Ships ASA 795,143
75,270 Norwegian Air Shuttle ASA
a
56,023
37,358 Storebrand ASA 324,681
19,573 TGS Nopec Geophysical Company
ASA 264,674
18,708 Veidekke ASA 184,048
10,829 Wallenius Wilhelmsen ASA 106,651
170,435 Yara International ASA 7,484,991
Total 35,045,487
Poland (0.1%)
25,283 Asseco Poland SA 420,122
14,250 Cyfrowy Polsat SA 57,466
18,314 Jastrzebska Spolka Weglowa SA
a
245,891
40,662 Polski Koncern Naftowy Orlen SA 597,379
Total 1,320,858
Portugal (0.1%)
239,840 EDP - Energias de Portugal SA 1,195,552
31,149 Navigator Company SA 115,169
12,584 Redes Energeticas Nacionais
SGPS SA 33,953
548,017 Sonae SGPS SA 549,006
Total 1,893,680
Shares Common Stock (92.8%) Value
Russian Federation (<0.1%)
169,404 Gazprom PJSC ADR
a,d
$ 17
6,112 LUKOIL PJSC
d
0
6,042 Mechel PJSC ADR
a,d
1
14,886 MMC Norilsk Nickel PJSC ADR
d
1
444 Novatek PJSC GDR
a,d,e
0
171 PAO Transneft
d
0
684 Polyus PJSC
a,d
0
1 Polyus PJSC GDR
a,d
0
329,720 Sberbank of Russia PJSC
a,d
0
17,590 Sovcomflot OAO
a,d
0
765,300 Surgutneftegas PJSC
d
1
67,366 Surgutneftegas PJSC ADR
a,d
7
Total 27
Saudi Arabia (0.4%)
65,198 Al Rajhi Bank
a
1,303,846
84,949 Alinma Bank 735,580
4,970 Arab National Bank 42,235
6,537 Bank Albilad
a
76,847
5,082 Dr. Sulaiman Al Habib Medical
Services Group Company 296,770
3,451 Eastern Province Cement Company 37,184
6,459 Jarir Marketing Company 257,773
1,623 Mouwasat Medical Services
Company 90,922
88,928 National Commercial Bank 1,196,930
92,426 Riyad Bank 785,932
32,142 Saudi Arabian Mining Company
a
551,814
11,951 Saudi Arabian Oil Company
b
102,586
3,004 Saudi Basic Industries Corporation 71,860
2,151 Saudi Electricity Company 13,297
27,502 Saudi Telecom Company 267,628
Total 5,831,204
Singapore (1.3%)
2,699 China Yuchai International, Ltd. 19,095
572,200 DBS Group Holdings, Ltd. 14,483,300
434,000 First Resources, Ltd. 480,653
58,000 Fortune Real Estate Investment
Trust 47,036
468,400 Genting Singapore, Ltd. 334,278
1,612 Kenon Holdings, Ltd. 53,112
229,100 Keppel Corporation, Ltd. 1,242,451
75,200 SembCorp Industries, Ltd. 189,864
48,800 Singapore Exchange, Ltd. 326,320
127,000 Wing Tai Holdings, Ltd. 142,122
1,237,100 Yangzijiang Shipbuilding Holdings,
Ltd. 1,256,653
498,100 Yanlord Land Group, Ltd. 379,121
Total 18,954,005
South Africa (0.2%)
41,302 Absa Group, Ltd. 469,010
54,529 AECI, Ltd. 281,129
19,309 African Rainbow Minerals, Ltd. 326,273
54,623 DataTec, Ltd. 100,248
21,539 Exxaro Resources, Ltd. 276,141
54,429 FirstRand, Ltd. 197,745
23,873 Gold Fields, Ltd. ADR 247,086
68,074 Investec plc 416,157
1,499 Investec, Ltd. 9,484
5,469 Kumba Iron Ore, Ltd. 157,963
278,194 Momentum Metropolitan Holdings 279,822
2,408 Motus Holdings, Ltd. 15,686

International Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (92.8%) Value
South Africa (0.2%) - continued
3,271 Naspers, Ltd. $ 546,603
15,187 Sasol, Ltd. 242,364
16,541 Sibanye Stillwater, Ltd. 43,854
10,250 Standard Bank Group 101,133
9,021 Super Group, Ltd. 14,086
Total 3,724,784
South Korea (0.8%)
649 Celltrion, Inc. 82,832
25 Celltrion, Inc., Bonus Shares
a,d
3,031
5,050 Cheil Worldwide, Inc.
a
92,239
483 Chongkundang Holdings
Corporation
a
20,388
5,798 Green Cross Holdings Corporation
a
78,511
35,725 GS Holdings Corporation 1,239,758
845 HD Hyundai Company, Ltd. 38,243
2,326 Huons Global Company, Ltd. 34,679
247 Hyundai Glovis Company, Ltd.
a
32,068
950 Hyundai Motor Company 113,698
8,558 JYP Entertainment Corporation
a
459,746
4,303 Kakao Corporation 183,291
44,216 Kangwon Land, Inc.
a
813,631
11,417 Kia Corporation
a
537,176
915 Korea Zinc Company, Ltd.
a
410,058
1,458 Krafton, Inc.
a
194,975
839 KT&G Corporation
a
60,641
324 LG Chem, Ltd.
a
154,720
2,357 LG Corporation
a
145,946
14,657 Lotte Shopping Company, Ltd.
a
1,056,171
1,353 LS Corporation
a
74,707
1,526 NAVER Corporation 217,029
694 NCSoft Corporation
a
247,913
6,259 PharmaResearch Company, Ltd. 346,732
779 POSCO Chemical Company, Ltd.
a
111,286
2,140 Samsung Biologics Company,
Ltd.
a,b
1,391,461
1,330 Samsung C&T Corporation
a
119,821
76,949 Samsung Electronics Company,
Ltd. 3,377,541
1,094 Samsung SDI Company, Ltd. 513,680
1,595 SK Hynix, Inc. 95,164
762 SM Entertainment Company, Ltd.
a
46,448
1,503 S-Oil Corporation 100,032
55 Taekwang Industrial Corporation,
Ltd.
a
32,473
Total 12,426,089
Spain (1.6%)
190,382 Acerinox SA 1,881,981
84,549 Banco Bilbao Vizcaya Argentaria
SA 509,259
469,068 Banco de Sabadell SA 440,906
59,940 Bankinter SA 401,569
1,261,830 CaixaBank SA 4,947,356
82,426 CIA De Distribucion Integral 2,078,489
124,165 Ence Energia y Celulosa SA 373,529
44,298 Endesa SA 834,862
286,663 Industria de Diseno Textil SA 7,614,042
8,997 Let's GOWEX SA
a,d,f
1
354,120 Mediaset Espana Comunicacion
SA
a
1,256,437
160,120 Merlin Properties Socimi SA 1,501,744
75,531 Repsol SA 1,202,224
Shares Common Stock (92.8%) Value
Spain (1.6%) - continued
44,053 Siemens Gamesa Renewable
Energy SA
a
$ 849,973
238,977 Unicaja Banco SA
b
263,326
Total 24,155,698
Sweden (2.6%)
91,027 AB Industrivarden, Class A 2,214,056
150,370 AB Industrivarden, Class C 3,648,346
12,582 AddLife AB 131,562
9,341 Alleima AB
a
34,409
104,673 Arjo AB 391,881
177,429 Assa Abloy AB 3,816,368
11,986 Atlas Copco AB, Class B 127,886
87,012 Betsson AB 707,210
13,118 Bilia AB 143,971
3,297 BioArctic AB
a,b
85,835
32,068 Biotage AB 571,596
100,457 Boliden AB 3,773,386
32,043 Bravida Holding AB
b
343,447
4,721 Cloetta AB 9,437
47,396 Elekta AB 285,890
9,259 Epiroc AB, Class B 148,951
2,146 Evolution Gaming Group AB
b
209,030
268,631 Granges AB 2,200,065
199,443 Hexpol AB 2,128,052
2,563 HMS Networks AB 83,475
6,654 Holmen AB 264,463
16,472 Indutrade AB 334,044
26,934 Intrum AB 325,969
8,386 Investor AB, Class B 151,794
40,567 Inwido AB 431,661
10,511 L E Lundbergforetagen AB 448,119
13,802 Loomis AB 378,314
11,370 Mekonomen Aktiebolag 122,598
1,609 MIPS AB 66,509
12,430 Modern Times Group MTG AB 106,356
24,206 New Wave Group AB 479,074
64,509 NIBE Industrier AB 602,113
9,261 Orron Energy AB 20,017
1,866 Pandox AB
a
20,819
49,149 Saab AB 1,936,843
28,194 Scandic Hotels Group AB
a,b
87,192
31,869 Skandinaviska Enskilda Banken AB 366,904
32,191 SKF AB 491,670
589,515 SSAB AB, Class A 3,225,501
450,399 SSAB AB, Class B 2,346,155
61,660 Svenska Cellulosa AB SCA 780,904
16,882 Svolder AB 97,233
159 Swedish Orphan Biovitrum AB
a
3,291
72,349 Telefonaktiebolaget LM Ericsson 423,922
96,519 Trelleborg AB 2,229,456
117,693 Volvo AB, Class B 2,125,959
Total 38,921,733
Switzerland (7.2%)
29,872 Baloise Holding AG 4,606,464
1,058 Bucher Industries AG 441,534
581 Burckhardt Compression Holding
AG 346,085
8,485 Coca-Cola HBC AG 200,576
13,000 Compagnie Financiere Richemont
SA 1,685,579
9,950 DKSH Holding AG 754,541
3,354 Dufry AG
a
139,743

International Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (92.8%) Value
Switzerland (7.2%) - continued
13,852 Galenica AG
b
$ 1,130,189
2,011,885 Glencore Xstrata plc 13,416,616
339 Helvetia Holding AG 39,447
8,116 Huber+Suhner AG 759,037
5,171 Implenia AG
a
213,316
104 INFICON Holding AG 91,063
34,726 Julius Baer Group, Ltd. 2,021,092
5,397 Lonza Group AG 2,649,255
121,324 Meyer Burger Technology AG
a
70,498
192,087 Nestle SA 22,187,861
310,654 Novartis AG 28,113,396
35,539 OC Oerlikon Corporation AG 233,053
1,792 Partners Group Holding AG 1,586,787
49,848 PSP Swiss Property AG 5,855,748
1,181 Roche Holding AG, Bearer Shares 457,633
20,448 Roche Holding AG, Participation
Certificates 6,425,530
22,313 Sika AG 5,364,117
8,492 Sonova Holding AG 2,016,840
6,609 Swiss Life Holding AG 3,406,668
2,092 Swissquote Group Holding SA 301,783
7,617 Tecan Group AG 3,409,683
1,057 u-blox Holding AG 126,175
1,037 Valiant Holding AG 112,127
1,751 Vontobel Holding AG 116,130
3,799 Zehnder Group AG 230,697
Total 108,509,263
Taiwan (1.0%)
260,000 Asia Cement Corporation 346,319
407,000 Capital Securities Corporation 143,292
36,300 Charoen Pokphand Enterprise
(Taiwan) Company, Ltd. 92,419
75,000 Cheng Shin Rubber Industry
Company, Ltd. 82,547
5,000 Chicony Power Technology
Company, Ltd. 11,877
28,000 China Steel Chemical Corporation 95,942
10,000 Delta Electronics, Inc. 92,700
9,000 E Ink Holdings, Inc. 47,130
96,000 Far Eastern New Century
Corporation 99,485
127,000 Feng Hsin Steel Company, Ltd. 262,405
120,360 First Financial Holding Company,
Ltd. 103,668
18,000 FLEXium Interconnect, Inc. 57,165
90,000 Formosa Plastics Corporation 253,802
10,000 Fusheng Precision Company, Ltd. 68,381
3,000 Global Unichip Corporation 62,033
48,000 Goldsun Building Materials
Company, Ltd. 39,349
13,000 Hotai Motor Company, Ltd. 248,130
167,000 Hua Nan Financial Holdings
Company, Ltd. 121,853
21,000 International Games System
Company, Ltd. 295,610
2,000 Largan Precision Company, Ltd. 132,199
6,000 Lotes Company, Ltd. 160,548
14,000 MediaTek, Inc. 283,065
582,000 Nan Ya Plastics Corporation 1,342,215
9,000 Novatek Microelectronics
Corporation 92,004
5,000 Poya International Company, Ltd. 80,954
62,000 Radiant Opto-Electronics
Corporation 211,169
Shares Common Stock (92.8%) Value
Taiwan (1.0%) - continued
38,000 Sanyang Motor Company, Ltd. $ 41,779
48,000 Systex Corporation 108,397
23,911 Taichung Commercial Bank
Company, Ltd. 9,944
1,000 TaiDoc Technology Corporation 6,011
35,000 Taiwan Fertilizer Company, Ltd. 60,871
510,515 Taiwan Semiconductor
Manufacturing Company, Ltd. 7,414,446
110,000 Topco Scientific Company, Ltd. 585,098
36,000 TTY Biopharm Company, Ltd. 97,565
321,000 United Microelectronics
Corporation 421,757
16,000 Voltronic Power Technology
Corporation 802,747
344,780 Yuanta Financial Holding Company,
Ltd. 242,977
Total 14,617,853
Thailand (0.2%)
157,000 Airports of Thailand Public
Company, Ltd. NVDR
a
339,823
425,400 AP (Thailand) Public Company, Ltd.
NVDR 142,364
36,700 Bumrungrad Hospital Public
Company, Ltd. 224,517
94,600 Central Pattana pcl NVDR 193,654
17,500 Delta Electronics Public Company,
Ltd. NVDR 418,720
85,300 Energy Absolute Public Company,
Ltd. NVDR 238,394
464,400 Krung Thai Bank Public Company,
Ltd. NVDR 236,994
3,306,500 Land and Houses Public Company,
Ltd. NVDR 945,110
15,900 PTT Exploration and Production
Public Company, Ltd. NVDR 80,973
Total 2,820,549
Turkey (0.1%)
76,391 BIM Birlesik Magazalar AS 558,254
984,954 Emlak Konut Gayrimenkul Yatirim
Ortakligi AS 459,315
185,255 Haci Omer Sabanci Holding AS 447,185
8,297 KOC Holding AS 37,223
21,991 Turk Hava Yollari Anonim Ortakligi
a
165,656
701,268 Turkiye Is Bankasi AS 480,032
Total 2,147,665
United Kingdom (9.7%)
29,662 AstraZeneca plc 4,013,863
1,286,334 Auto Trader Group plc
b
8,010,498
94,633 Avacta Group plc
a,c
131,568
150,590 Babcock International Group plc
a
515,017
61,466 BAE Systems plc 634,849
147,475 Balfour Beatty plc 601,910
915,629 Barclays plc 1,742,279
90,469 Beazley plc 739,897
5,776 Big Yellow Group plc 80,006
1,700,043 BP plc 9,809,196
226,078 British American Tobacco plc 8,943,272
50,947 Britvic plc 474,660
40,347 Bunzl plc 1,342,358
36,777 Central Asia Metals plc 110,265
1,157,701 Centrica plc 1,346,484

International Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (92.8%) Value
United Kingdom (9.7%) - continued
2,672 Clarkson plc $ 104,501
1,348 Coca-Cola European Partners plc 74,571
38,859 Compass Group plc 897,338
14,381 Computacenter plc 333,967
28,904 Crest Nicholson Holdings plc 82,285
1,806 Croda International plc 143,720
305,450 Diageo plc 13,370,185
78,300 Direct Line Insurance Group plc 208,700
146,343 Drax Group plc 1,241,351
305,822 DS Smith plc 1,179,684
99,833 Evraz plc
a,d
12
20,581 Fevertree Drinks plc 255,986
83,275 FirstGroup plc 101,565
5,906 Greggs plc 165,943
107,743 GSK plc 1,862,157
535,284 Halma plc 12,747,825
94,271 Hays plc 132,153
50,786 Howden Joinery Group plc 342,928
1,780,195 HSBC Holdings plc 11,032,881
140,494 IG Group Holdings plc 1,323,785
214,862 Imperial Brands plc 5,352,484
132,117 Inchcape plc 1,304,435
6,382 Indivior plc
a
142,820
73,843 Informa plc 550,854
132,357 InterContinental Hotels Group plc 7,594,524
35,485 Intermediate Capital Group plc 489,950
39,453 Lancashire Holdings, Ltd. 310,213
34,442 London Stock Exchange Group plc 2,959,312
356,914 Moneysupermarket.com Group plc 832,048
12,218 Morgan Sindall Group plc 227,169
1,468 National Express Group plc
a
2,302
12,261 Network International Holdings
plc
a,b
44,172
28,462 Next plc 1,994,364
56,706 OSB Group plc 327,877
161,808 PageGroup plc 900,933
140,403 Paragon Banking Group plc 954,610
29,189 Playtech plc
a
179,097
104,775 QinetiQ Group plc 450,557
86,024 Redde Northgate plc 428,477
21,268 Redrow plc 116,547
351,139 RELX plc 9,708,350
24,246 Rightmove plc 149,997
9,510 Rio Tinto plc 669,356
10,019 Rotork plc 37,233
40,105 Safestore Holdings plc 457,336
120,616 Sage Group plc 1,086,117
27,176 Serica Energy plc 94,329
663,744 Shell plc 18,711,578
13,644 Softcat plc 195,654
26,822 Spectris plc 971,676
15,628 Spirax-Sarco Engineering plc 1,996,183
62,321 Spirent Communications plc 197,998
102,028 SSP Group plc
a
279,469
297,870 Standard Chartered plc 2,221,680
6,413 TORM plc 183,479
29,289 Tritax Big Box REIT plc 49,086
7,805 Vistry Group plc 58,787
Total 146,328,712
United States (<0.1%)
11,406 Yum China Holding, Inc. 623,338
Total 623,338
Shares Common Stock (92.8%) Value
Virgin Islands, British (<0.1%)
4,449 VK Company, Ltd. GDR
a,d
$ 0
Total 0
Total Common Stock
(cost $1,361,210,236) 1,400,878,547
Shares Preferred Stock ( 0.8% )
Germany (0.8%)
7,444 Bayerische Motoren Werke AG 628,206
86,973 Volkswagen AG 10,788,935
Total 11,417,141
Total Preferred Stock
(cost $13,630,902) 11,417,141
Shares
Collateral Held for Securities
Loaned ( <0.1% )
981,507 Thrivent Cash Management Trust 981,507
Total Collateral Held for
Securities Loaned
(cost $981,507) 981,507
Principal
Amount Long-Term Fixed Income ( <0.1% )
Venezuela (<0.1%)
Petroleos de Venezuela SA
$ 11,370,000 6.000%,  10/28/2022
g
364,783
7,010,000 6.000%,  5/16/2024
g
332,975
1,326,000 6.000%,  11/15/2026
g
59,670
1,410,000 5.375%,  4/12/2027
g
63,450
210,000 5.500%,  4/12/2037
g
9,457
Total 830,335
Total Long-Term Fixed Income
(cost $7,583,707) 830,335
Shares or
Principal
Amount Short-Term Investments ( 5.6% )
Federal Home Loan Bank Discount
Notes
100,000 3.930%,  1/13/2023
h
99,881
300,000 4.040%,  1/27/2023
h,i
299,129
400,000 4.100%,  2/3/2023
h,i
398,449
700,000 4.174%,  2/10/2023
h,i
696,676
3,000,000 4.271%,  2/15/2023
h,i
2,984,201
Thrivent Core Short-Term Reserve
Fund
8,025,960 4.710% 80,259,605
Total Short-Term Investments
(cost $84,697,381) 84,737,941
Total Investments (cost
$1,468,103,733) 99.3% $1,498,845,471
Other Assets and Liabilities,
Net 0.7% 10,540,253
Total Net Assets 100.0% $1,509,385,724
a Non-income producing security.

International Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

b Denotes securities sold under Rule 144A of the Securities
Act of 1933, which exempts them from registration. These
securities may be resold to other dealers in the program or
to other qualified institutional buyers. As of December 31,
2022, the value of these investments was $27,494,236 or
1.8% of total net assets.
c All or a portion of the security is on loan.
d Security is valued using significant unobservable inputs.
Further information on valuation can be found in the Notes
to Financial Statements.
e Pursuant to sanctions related to the Russian invasion of
Ukraine which restricts the ability of Russia and its allied nations to make payments on its dollar-denominated
sovereign debt and equity, existing accruals on these
securities have been reserved and income is currently not
being accrued.
f In bankruptcy.  Income is not being accrued per the
bankruptcy agreement terms.
g Defaulted security.  Interest is not being accrued.
h The interest rate shown reflects the yield.
i All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for
open futures contracts.
* Denotes restricted securities. Restricted securities are
investment securities which cannot be offered for public
sale without first being registered under the Securities
Act of 1933. The value of all restricted securities held in
International Allocation Portfolio as of December 31, 2022
was $15,763 or 0.00% of total net assets. The following
table indicates the acquisition date and cost of restricted
securities shown in the schedule as of December 31, 2022.
Security
Acquisition
Date Cost
China Yuhua Education
Corporation, Ltd.  4/6/2022 $ 24,427
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent International Allocation
Portfolio as of December 31, 2022:
Securities Lending Transactions
Common Stock $ 933,630
Total lending $933,630
Gross amount payable upon return of
collateral for securities loaned $981,507
Net amounts due to counterparty $47,877
Definitions:
ADR - American Depositary Receipt, which are certificates
for an underlying foreign security's shares held by an
issuing U.S. depository bank.
GDR - Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by
an issuing depository bank from more than one country.
NVDR - Non-Voting Depository Receipts
REIT - Real Estate Investment Trust is a company that buys,
develops, manages and/or sells real estate assets.
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 115,715,393
Gross unrealized depreciation (104,310,565)
Net unrealized appreciation (depreciation) $ 11,404,828
Cost for federal income tax purposes $ 1,485,682,306

International Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Reference Description:
EAFE
-
Europe, Australasia and Far East
ICE
-
Intercontinental Exchange
MSCI
-
Morgan Stanley Capital International
Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing International Allocation Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Common Stock
Communications Services^ 56,838,808 2,843,598 53,995,209 1
Consumer Discretionary 167,098,285 7,256,747 159,825,775 15,763
Consumer Staples^ 90,102,753 74,571 90,028,182 0
Energy^ 105,212,625 694,763 104,378,545 139,317
Financials^ 258,213,773 1,093,177 257,120,596 0
Health Care 179,540,999 174,656 179,363,312 3,031
Industrials 214,196,512 19,095 214,177,417 –
Information Technology 140,421,402 14,198,053 126,223,349 –
Materials^ 127,828,616 2,710,660 125,117,942 14
Real Estate 33,942,622 232,518 33,710,104 –
Utilities 27,482,152 1,004,406 26,477,746 –
Preferred Stock
Consumer Discretionary 11,417,141 – 11,417,141 –
Long-Term Fixed Income
Energy 830,335 – 830,335 –
Short-Term Investments 4,478,336 – 4,478,336 –
Subtotal Investments in Securities $1,417,604,359 $30,302,244 $1,387,143,989 $158,126
Other Investments  * Total
Affiliated Short-Term Investments 80,259,605
Collateral Held for Securities Loaned 981,507
Subtotal Other Investments $81,241,112
Total Investments at Value $1,498,845,471
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
^ Level 3 security in this section is fair valued at <$1.
Other Financial Instruments Total Level 1 Level 2 Level 3
Liability Derivatives
Futures Contracts 1,758,337 1,758,337 – –
Total Liability Derivatives $1,758,337 $1,758,337 $– $–
The following table presents International Allocation Portfolio's futures contracts held as of December 31, 2022. Investments and/or cash totaling
$6,539,671 were pledged as the initial margin deposit for these contracts.
Futures Contracts Description
Number of
Contracts
Long/(Short)
Expiration
Date
Notional Principal
Amount
Value and
Unrealized
Eurex Euro STOXX 50 Index 2 March 2023 $ 84,088 ( $ 2,841)
ICE mini MSCI EAFE Index 1,077 March 2023 106,688,609 (1,713,419)
ICE US mini MSCI Emerging Markets Index 102 March 2023 4,935,017 (42,077)
Total Futures Long Contracts $ 111,707,714 ( $ 1,758,337)
Total Futures Contracts $ 111,707,714 ($1,758,337)

International Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2022, for International
Allocation Portfolio's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting
Policies of the Notes to Financial Statements.
Derivatives by risk category Statement of Assets and Liabilities Location Fair Value
Liability Derivatives
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) $ 1,758,337
Total Equity Contracts 1,758,337
Total Liability Derivatives $1,758,337
* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.  Only current day's variation margin is reported within the Statement of Assets and Liabilities.
The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2022, for
International Allocation Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Equity Contracts
Futures Net realized gains/(losses) on Futures contracts (21,583,088)
Total Equity Contracts
(21,583,088)
Total ($21,583,088)
The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2022, for International Allocation Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized
appreciation/(depreciation)
recognized in Income
Equity Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (5,376,016)
Total Equity Contracts (5,376,016)
Total ($5,376,016)
The following table presents International Allocation Portfolio's average volume of derivative activity during the period ended December 31,
2022.
Derivative Risk Category Average Notional Value
Equity Contracts
Futures - Long $126,377,199

International Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in International Allocation
Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $139,557 $268,418 $327,715 $80,260 8,026 5.3%
Total Affiliated Short-Term Investments 139,557 80,260 5.3
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment 1,093 203,713 203,824 982 982 <0.1
Total Collateral Held for Securities Loaned 1,093 982 <0.1
Total Value $140,650 $81,242
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $– $– $ – $1,773
Total Income/Non Income Cash from Affiliated
Investments $1,773
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 174
Total Affiliated Income from Securities Loaned, Net $174
Total Value $– $– $ –

International Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock ( 97.7% ) Value
Australia (7.7%)
2,521 Ampol, Ltd. $ 48,460
31,634 ANZ Group Holdings, Ltd.
a
509,590
12,484 APA Group 91,251
6,333 Aristocrat Leisure, Ltd. 130,497
2,048 ASX, Ltd. 94,323
19,475 Aurizon Holdings, Ltd. 49,339
53,598 BHP Group, Ltd. 1,660,305
4,962 BlueScope Steel, Ltd. 56,553
14,673 Brambles, Ltd. 120,328
696 Cochlear, Ltd. 96,123
14,138 Coles Group, Ltd. 160,263
18,003 Commonwealth Bank of Australia 1,250,398
5,749 Computershare, Ltd. 101,275
5,097 CSL, Ltd. 993,887
11,380 DEXUS Property Group 59,746
15,152 Endeavour Group, Ltd. 65,940
17,917 Fortescue Metals Group, Ltd. 250,429
17,906 Goodman Group 210,581
20,267 GPT Group 57,802
2,209 IDP Education, Ltd. 40,710
7,211 Independence Group NL 65,962
26,081 Insurance Australia Group, Ltd. 83,842
7,289 Lendlease Corporation, Ltd. 38,691
23,549 Lottery Corporation, Ltd.
a
71,780
3,885 Macquarie Group, Ltd. 438,572
29,138 Medibank Private, Ltd. 58,132
1,804 Mineral Resources, Ltd. 94,631
41,748 Mirvac Group 60,398
33,508 National Australia Bank, Ltd. 680,334
9,449 Newcrest Mining, Ltd. 132,497
12,327 Northern Star Resources, Ltd. 92,247
4,755 Orica, Ltd. 48,617
18,237 Origin Energy, Ltd. 95,451
26,842 Pilbara Minerals, Ltd.
a
67,971
9,778 Qantas Airways, Ltd.
a
39,578
15,693 QBE Insurance Group, Ltd. 142,362
1,937 Ramsay Health Care, Ltd. 85,056
559 REA Group, Ltd. 42,040
2,392 Reece, Ltd. 22,864
3,928 Rio Tinto, Ltd. 310,020
33,726 Santos, Ltd. 165,871
54,915 Scentre Group 106,895
3,565 SEEK, Ltd. 50,683
4,826 Sonic Healthcare, Ltd. 98,214
48,970 South32, Ltd. 134,258
25,257 Stockland 62,204
13,359 Suncorp Group, Ltd. 108,860
42,787 Telstra Corporation, Ltd. 115,715
32,530 Transurban Group 286,195
7,637 Treasury Wine Estates, Ltd. 70,554
40,939 Vicinity Centres 55,280
2,291 Washington H. Soul Pattinson and
Company, Ltd. 42,982
12,000 Wesfarmers, Ltd. 374,248
37,043 Westpac Banking Corporation 586,448
1,554 Wisetech Global, Ltd. 53,446
20,089 Woodside Energy Group, Ltd. 486,521
12,843 Woolworths, Ltd. 293,276
Total 11,810,495
Austria (0.2%)
3,638 Erste Group Bank AG 116,398
1,558 OMV AG 80,145
720 Verbund AG 60,523
Shares Common Stock (97.7%) Value
Austria (0.2%) - continued
1,228 Voestalpine AG $ 32,528
Total 289,594
Belgium (0.9%)
1,706 Ageas SA NV 75,698
9,190 Anheuser-Busch InBev NV 553,520
263 D'ieteren Group 50,473
350 Elia System Operator SA 49,757
1,052 Groupe Bruxelles Lambert SA 84,073
2,646 KBC Groep NV 170,363
160 Sofina SA 35,329
784 Solvay SA 79,267
1,338 UCB SA 105,425
2,216 Umicore SA 81,504
1,709 Warehouses De Pauw SCA 48,957
Total 1,334,366
Bermuda (0.1%)
6,500 CK Infrastructure Holdings, Ltd. 33,917
11,800 Hongkong Land Holdings, Ltd. 54,290
1,700 Jardine Matheson Holdings, Ltd. 86,530
Total 174,737
Cayman Islands (0.4%)
18,200 Budweiser Brewing Company
APAC, Ltd.
b
56,893
21,200 ESR Cayman, Ltd.
b
44,320
631 Futu Holdings, Ltd. ADR
a
25,650
13,736 Grab Holdings, Ltd.
a
44,230
25,600 Sands China, Ltd.
a
83,974
3,823 Sea, Ltd. ADR
a
198,911
14,000 SITC International Holdings
Company, Ltd. 31,030
88,033 WH Group, Ltd.
b
51,344
18,000 Wharf Real Estate Investment
Company, Ltd. 104,834
Total 641,186
Denmark (2.9%)
33 A.P. Moller - Maersk AS, Class A 72,727
53 A.P. Moller - Maersk AS, Class B 118,646
1,030 Carlsberg AS 136,626
1,116 Christian Hansen Holding AS 80,277
1,257 Coloplast AS 147,261
7,298 Danske Bank AS 143,939
972 Demant AS
a
27,105
1,981 DSV AS 313,270
696 Genmab AS
a
294,265
17,515 Novo Nordisk AS 2,378,810
2,164 Novozymes AS 109,788
2,001 Orsted AS
b
180,902
960 Pandora AS 67,854
94 Rockwool International AS 22,006
3,810 Tryg AS 90,547
10,685 Vestas Wind Systems AS 311,688
Total 4,495,711
Finland (1.3%)
1,505 Elisa Oyj 79,772
4,699 Fortum Oyj 78,257
2,890 Kesko Oyj 63,858
3,596 KONE Oyj 186,170
4,476 Neste Oil Oyj 206,419

International Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (97.7%) Value
Finland (1.3%) - continued
57,254 Nokia Oyj $ 265,984
35,571 Nordea Bank Abp 381,035
1,128 Orion Oyj 61,840
5,076 Sampo Oyj 265,116
5,831 Stora Enso Oyj 82,214
5,647 UPM-Kymmene Oyj 211,318
5,008 Wartsila Corporation 42,228
Total 1,924,211
France (10.7%)
1,809 Accor SA
a
45,130
314 Aeroports de Paris SA
a
42,067
5,537 Air Liquide SA 785,894
3,383 Alstom SA 82,770
647 Amundi SA
b
36,690
629 Arkema SA 56,575
19,776 AXA SA 550,869
443 bioMerieux 46,543
11,754 BNP Paribas SA 669,261
9,365 Bollore SA 52,335
2,428 Bouygues SA 72,820
3,111 Bureau Veritas SA 81,987
1,733 Capgemini SA 289,715
6,283 Carrefour SA 105,089
7,178 Cie Generale des Etablissements
Michelin SCA 199,959
5,227 Compagnie de Saint-Gobain 255,708
501 Covivio 29,739
12,806 Credit Agricole SA 134,710
6,792 Danone SA 357,976
265 Dassault Aviation SA 44,942
7,052 Dassault Systemes SE 253,587
2,641 Edenred 143,737
881 Eiffage SA 86,659
6,168 Electricite de France 79,187
19,324 Engie SA 276,450
3,077 EssilorLuxottica SA 556,729
461 Eurazeo SE 28,701
486 Gecina SA 49,513
4,655 Groupe Eurotunnel SA 74,541
335 Hermes International 518,529
399 Ipsen SA 42,917
792 Kering SA 403,069
2,276 Klepierre SA 52,531
1,111 La Francaise des Jeux SAEM
b
44,705
2,823 Legrand SA 226,096
2,555 L'Oreal SA 914,936
2,929 LVMH Moet Hennessy Louis Vuitton
SE 2,131,406
21,108 Orange SA 209,436
2,183 Pernod-Ricard SA 429,444
2,417 Publicis Groupe SA 154,403
245 Remy Cointreau SA 41,310
2,034 Renault SA
a
67,872
3,616 Safran SA 452,917
12,069 Sanofi 1,163,768
293 Sartorius Stedim Biotech 95,215
5,740 Schneider Electric SE 806,092
263 SEB SA 22,066
8,542 Societe Generale SA 214,264
936 Sodexo SA 89,555
626 Teleperformance SA 149,654
1,129 Thales SA 144,251
26,325 TotalEnergies SE 1,652,499
972 Ubisoft Entertainment SA
a
27,460
Shares Common Stock (97.7%) Value
France (10.7%) - continued
2,182 Valeo SA $ 38,987
7,042 Veolia Environnement SA 180,939
5,690 Vinci SA 567,217
7,624 Vivendi SE 72,831
282 Wendel SA 26,341
2,531 Worldline SA
a,b
99,120
Total 16,529,713
Germany (7.6%)
1,829 Adidas AG 247,877
4,322 Allianz SE 922,993
9,718 BASF SE 478,499
10,394 Bayer AG 534,978
3,503 Bayerische Motoren Werke AG 310,137
848 Bechtle AG 29,975
1,066 Beiersdorf AG 121,813
1,635 Brenntag AG 104,272
426 Carl Zeiss Meditec AG 53,545
11,263 Commerzbank AG
a
105,304
1,164 Continental AG 69,391
2,044 Covestro AG
b
79,626
4,789 Daimler Truck Holding AG
a
147,222
1,799 Delivery Hero AG
a,b
86,333
21,867 Deutsche Bank AG 245,819
2,010 Deutsche Boerse AG 346,101
6,324 Deutsche Lufthansa AG
a
52,129
10,488 Deutsche Post AG 392,529
34,293 Deutsche Telekom AG 682,311
1,205 Dr. Ing. h.c. F. Porsche AG
a
121,600
23,754 E.ON SE 236,162
2,219 Evonik Industries AG 42,325
2,173 Fresenius Medical Care AG &
Company KGaA 70,976
4,469 Fresenius SE & Company KGaA 124,827
1,603 GEA Group AG 65,190
638 Hannover Rueckversicherung SE 125,882
1,532 HeidelbergCement AG 86,811
1,748 HelloFresh SE
a
38,150
1,099 Henkel AG & Company KGaA 70,627
13,817 Infineon Technologies AG 419,924
767 Knorr-Bremse AG 41,726
784 LEG Immobilien AG 51,131
8,489 Mercedes-Benz Group AG 555,136
1,367 Merck KGaA 263,749
565 MTU Aero Engines AG 121,551
1,482 Muenchener Rueckversicherungs-
Gesellschaft AG 479,382
598 Nemetschek SE 30,573
1,620 Porsche Automobil Holding SE 88,348
1,117 PUMA SE 67,515
54 RATIONAL AG 32,067
461 Rheinmetall AG 91,774
6,797 RWE AG 300,479
11,048 SAP SE 1,140,600
257 Sartorius Aktiengesellschaft 101,483
849 Scout24 SE
b
42,733
8,094 Siemens AG 1,115,764
4,613 Siemens Energy AG 86,614
2,984 Siemens Healthineers AG
b
148,846
1,405 Symrise AG 152,589
11,015 Telefonica Deutschland Holding AG 27,053
1,026 United Internet AG 20,689
312 Volkswagen AG 48,945
7,578 Vonovia SE 178,510

International Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (97.7%) Value
Germany (7.6%) - continued
2,369 Zalando SE
a,b
$ 83,400
Total 11,683,985
Hong Kong (2.6%)
126,200 AIA Group, Ltd. 1,393,676
39,000 BOC Hong Kong (Holdings), Ltd. 132,397
21,000 CK Asset Holdings, Ltd. 128,797
28,500 CK Hutchison Holdings, Ltd. 170,739
17,500 CLP Holdings, Ltd. 127,498
23,000 Galaxy Entertainment Group, Ltd. 151,217
21,000 Hang Lung Properties, Ltd. 40,908
8,100 Hang Seng Bank, Ltd. 134,350
15,000 Henderson Land Development
Company, Ltd. 52,218
27,000 HK Electric Investments, Ltd. 17,852
40,000 HKT Trust and HKT, Ltd. 48,965
118,162 Hong Kong and China Gas
Company, Ltd. 112,066
12,700 Hong Kong Exchanges & Clearing,
Ltd. 545,723
22,300 Link REIT 163,177
16,500 MTR Corporation, Ltd. 87,266
16,000 New World Development Company,
Ltd. 44,883
14,500 Power Assets Holdings, Ltd. 79,249
36,000 Sino Land Company, Ltd. 44,902
15,500 Sun Hung Kai Properties, Ltd. 211,720
5,500 Swire Pacific, Ltd. 48,213
12,200 Swire Properties, Ltd. 30,901
14,500 Techtronic Industries Company,
Ltd. 161,049
19,000 Xinyi Glass Holdings Company,
Ltd. 35,104
Total 3,962,870
Ireland (0.8%)
11,314 AIB Group plc 43,427
11,324 Bank of Ireland Group plc 107,910
7,988 CRH plc 317,683
1,044 DCC plc 51,336
1,767 Flutter Entertainment plc
a
242,134
4,715 James Hardie Industries plc 84,862
1,685 Kerry Group plc 152,206
1,634 Kingspan Group plc 88,471
2,615 Smurfit Kappa Group plc 96,912
Total 1,184,941
Isle of Man (0.1%)
6,229 Entain plc 99,198
Total 99,198
Israel (0.7%)
439 Azrieli Group, Ltd. 29,276
13,437 Bank Hapoalim, Ltd. 120,986
16,334 Bank Leumi Le-Israel BM 136,043
21,945 Bezeq Israel Telecommunication
Corporation, Ltd. 37,647
1,061 Check Point Software Technologies,
Ltd.
a
133,856
431 CyberArk Software, Ltd.
a
55,879
281 Elbit Systems, Ltd. 45,699
7,490 ICL Group, Ltd. 54,119
13,088 Israel Discount Bank, Ltd. 68,711
Shares Common Stock (97.7%) Value
Israel (0.7%) - continued
1,632 Mizrahi Tefahot Bank, Ltd. $ 52,673
672 NICE, Ltd.
a
129,278
11,750 Teva Pharmaceutical Industries,
Ltd. ADR
a
107,160
1,156 Tower Semiconductor, Ltd.
a
50,460
606 Wix.com, Ltd.
a
46,559
873 ZIM Integrated Shipping Services,
Ltd.
c
15,007
Total 1,083,353
Italy (1.7%)
1,317 Amplifon SPA 39,325
11,752 Assicurazioni Generali SPA 208,980
5,530 Davide Campari-Milano NV 56,142
261 DiaSorin Italia SPA 36,520
86,053 Enel SPA 462,804
26,451 Eni SPA 376,118
6,455 Finecobank Banca Fineco SPA 107,192
3,480 Infrastrutture Wireless Italiane SPA
b
35,107
176,758 Intesa Sanpaolo SPA 391,590
6,404 Mediobanca SPA 61,536
2,172 Moncler SPA 115,413
6,245 Nexi Spa
a,b
49,297
5,528 Poste Italiane SPA
b
53,934
2,695 Prysmian SPA 100,134
1,106 Recordati SPA 45,974
21,335 Snam SPA 103,449
105,423 Telecom Italia SPA
a
24,432
14,886 Terna Rete Elettrica Nazionale SPA 109,936
20,326 UniCredit SPA 288,416
Total 2,666,299
Japan (21.4%)
2,000 Advantest Corporation 128,097
6,900 Aeon Company, Ltd. 145,697
2,000 AGC, Inc. 66,372
1,600 Aisin Corporation 42,424
4,800 Ajinomoto Company, Inc. 146,704
1,700 All Nippon Airways Company, Ltd.
a
36,003
4,807 Asahi Group Holdings, Ltd. 149,630
2,300 Asahi Intecc Company, Ltd. 37,518
13,300 Asahi Kasei Corporation 94,677
19,400 Astellas Pharma, Inc. 294,989
1,200 Azbil Corporation 30,129
2,100 BANDAI NAMCO Holdings, Inc. 131,627
6,000 Bridgestone Corporation 212,442
2,500 Brother Industries, Ltd. 37,784
10,600 Canon, Inc. 229,427
1,800 Capcom Company, Ltd. 57,457
1,500 Central Japan Railway Company 184,169
5,600 Chiba Bank, Ltd. 40,858
6,800 Chubu Electric Power Company,
Inc. 70,315
7,100 Chugai Pharmaceutical Company,
Ltd. 181,098
11,300 Concordia Financial Group, Ltd. 47,182
4,500 CyberAgent, Inc. 40,062
2,300 Dai Nippon Printing Company, Ltd. 46,206
1,100 Daifuku Company, Ltd. 51,276
10,400 Dai-Ichi Mutual Life Insurance
Company, Ltd. 234,867
18,500 Daiichi Sankyo Company, Ltd. 595,454
2,600 Daikin Industries, Ltd. 394,455

International Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (97.7%) Value
Japan (21.4%) - continued
700 Daito Trust Construction Company,
Ltd. $ 71,668
6,300 Daiwa House Industry Company,
Ltd. 145,128
23 Daiwa House REIT Investment
Corporation 51,282
14,100 Daiwa Securities Group, Inc. 62,305
4,600 Denso Corporation 225,583
2,300 Dentsu Group, Inc. 72,153
300 DISCO Corporation 85,506
3,200 East Japan Railway Company 182,265
2,700 Eisai Company, Ltd. 178,071
32,500 Eneos Holdings, Inc. 110,676
2,000 FANUC Corporation 299,293
600 Fast Retailing Company, Ltd. 365,120
1,300 Fuji Electric Company, Ltd. 49,061
3,800 FUJIFILM Holdings NPV 190,006
2,100 Fujitsu, Ltd. 279,967
45 GLP J-REIT 51,826
400 GMO Payment Gateway, Inc. 33,080
2,500 Hakuhodo DY Holdings, Inc. 25,090
1,500 Hamamatsu Photonics KK 71,592
2,400 Hankyu Hanshin Holdings, Inc. 71,106
200 Hikari Tsushin, Inc. 28,151
300 Hirose Electric Company, Ltd. 37,626
1,100 Hitachi Construction Machinery
Company, Ltd. 24,515
10,200 Hitachi, Ltd. 513,226
17,200 Honda Motor Company, Ltd. 392,315
1,100 Hoshizaki Corporation 38,678
3,800 Hoya Corporation 363,959
4,100 Hulic Company, Ltd. 32,196
1,200 IBIDEN Company, Ltd. 43,275
2,200 Idemitsu Kosan Company, Ltd. 51,505
1,500 Iida Group Holdings Company, Ltd. 22,775
11,000 Inpex Corporation 118,200
6,200 Isuzu Motors, Ltd. 71,876
600 ITO EN, Ltd. 21,836
12,600 ITOCHU Corporation 395,297
1,000 ITOCHU Techno-Solutions
Corporation 23,196
1,500 Japan Airlines Company, Ltd.
a
30,552
5,300 Japan Exchange Group, Inc. 76,388
74 Japan Metropolitan Fund
Investment Corporation 58,868
4,300 Japan Post Bank Company, Ltd. 36,864
25,200 Japan Post Holdings Company,
Ltd. 212,032
2,100 Japan Post Insurance Company,
Ltd. 36,933
13 Japan Real Estate Investment
Corporation 57,100
12,700 Japan Tobacco, Inc. 256,035
5,200 JFE Holdings, Inc. 60,338
1,900 JSR Corporation 37,204
4,500 Kajima Corporation 52,368
1,400 Kakaku.com, Inc. 22,464
7,400 Kansai Electric Power Company,
Inc. 71,861
5,000 Kao Corporation 198,502
17,100 KDDI Corporation 518,590
1,100 Keio Corporation 40,293
1,400 Keisei Electric Railway Company,
Ltd. 39,776
2,100 Keyence Corporation 815,314
Shares Common Stock (97.7%) Value
Japan (21.4%) - continued
1,500 Kikkoman Corporation $ 78,955
1,800 Kintetsu Group Holdings Company,
Ltd. 59,429
8,700 Kirin Holdings Company, Ltd. 132,601
600 Kobayashi Pharmaceutical
Company, Ltd. 41,126
1,600 Kobe Bussan Company, Ltd. 46,114
1,240 Koei Tecmo Holdings Company,
Ltd. 22,427
2,200 Koito Manufacturing Company, Ltd. 32,798
9,800 Komatsu, Ltd. 211,818
1,000 Konami Group Corporation 45,363
400 KOSE Corporation 43,461
10,800 Kubota Corporation 147,544
1,100 Kurita Water Industries, Ltd. 45,435
3,400 Kyocera Corporation 168,765
2,900 Kyowa Hakko Kirin Company, Ltd. 66,421
800 Lasertec Corporation 130,617
3,000 LIXIL Corporation 45,228
4,700 M3, Inc. 127,668
2,400 Makita Corporation 55,909
16,400 Marubeni Corporation 187,878
6,000 Mazda Motor Corporation 44,976
900 McDonald's Holdings Company
(Japan), Ltd. 34,206
1,200 MEIJI Holdings Company, Ltd. 61,510
3,800 Minebea Mitsumu, Inc. 56,301
3,000 MISUMI Group, Inc. 65,203
13,500 Mitsubishi Chemical Group
Corporation 69,890
13,400 Mitsubishi Corporation 435,028
20,400 Mitsubishi Electric Corporation 202,142
12,500 Mitsubishi Estate Company, Ltd. 161,920
7,000 Mitsubishi HC Capital, Inc. 34,430
3,400 Mitsubishi Heavy Industries, Ltd. 134,356
126,500 Mitsubishi UFJ Financial Group,
Inc. 849,247
15,200 Mitsui & Company, Ltd. 442,711
1,900 Mitsui Chemicals, Inc. 42,676
9,600 Mitsui Fudosan Company, Ltd. 175,459
3,600 Mitsui O.S.K. Lines, Ltd. 89,956
25,530 Mizuho Financial Group, Inc. 359,674
2,700 MonotaRO Company, Ltd. 38,032
4,700 MS and AD Insurance Group
Holdings, Inc. 150,258
6,100 Murata Manufacturing Company,
Ltd. 300,823
2,600 NEC Corporation 91,180
5,000 NEXON Company, Ltd. 112,253
2,500 NGK Insulators, Ltd. 31,694
4,700 Nidec Corporation 241,858
3,200 Nihon M&A Center Holdings, Inc. 39,375
11,700 Nintendo Company, Ltd. 491,945
16 Nippon Building Fund, Inc. 71,549
800 Nippon Express Holdings, Inc. 45,688
8,800 Nippon Paint Holdings Company,
Ltd. 69,116
23 Nippon Prologis REIT, Inc. 53,925
1,800 Nippon Sanso Holdings
Corporation 26,074
500 Nippon Shinyaku Company, Ltd. 28,375
8,500 Nippon Steel Corporation 147,485
12,600 Nippon Telegraph and Telephone
Corporation 359,333
5,100 Nippon Yusen Kabushiki Kaisha 120,261

International Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (97.7%) Value
Japan (21.4%) - continued
1,300 Nissan Chemical Corporation $ 56,689
24,600 Nissan Motor Company, Ltd. 76,984
2,100 Nisshin Seifun Group, Inc. 26,393
700 Nissin Foods Holdings Company,
Ltd. 55,436
800 Nitori Holdings Company, Ltd. 104,530
1,500 Nitto Denko Corporation 86,392
30,800 Nomura Holdings, Inc. 114,129
1,300 Nomura Real Estate Holdings, Inc. 27,798
45 Nomura Real Estate Master Fund,
Inc. 55,750
4,200 Nomura Research Institute, Ltd. 99,851
6,700 NTT Data Corporation 97,637
6,900 Obayashi Corporation 52,120
700 OBIC Company, Ltd. 102,766
3,100 Odakyu Electric Railway Company,
Ltd. 40,146
8,600 Oji Holdings Corporation 34,735
12,900 Olympus Corporation 227,525
2,000 OMRON Corporation 96,656
3,800 Ono Pharmaceutical Company, Ltd. 88,820
800 Open House Company, Ltd. 29,128
400 Oracle Corporation Japan 26,009
2,100 Oriental Land Company, Ltd. 305,601
12,600 ORIX Corporation 201,684
4,000 Osaka Gas Company, Ltd. 64,452
1,200 Otsuka Corporation 37,824
4,100 Otsuka Holdings Company, Ltd. 133,712
4,000 Pan Pacific International Holdings
Company 74,296
23,400 Panasonic Holdings Corporation 195,835
1,900 Persol Holdings Company, Ltd. 40,413
9,200 Rakuten Group, Inc. 41,465
15,300 Recruit Holdings Company, Ltd. 478,920
12,400 Renesas Electronics Corporation
a
109,594
22,900 Resona Holdings, Inc. 125,776
6,100 Ricoh Company, Ltd. 46,428
900 Rohm Company, Ltd. 64,520
2,600 SBI Holdings, Inc. 49,537
1,700 SCSK Corporation 25,732
2,200 Secom Company, Ltd. 125,527
3,000 Seiko Epson Corporation 43,647
3,900 Sekisui Chemical Company, Ltd. 54,359
6,500 Sekisui House, Ltd. 115,239
8,000 Seven & I Holdings Company, Ltd. 342,851
3,000 SG Holdings Company, Ltd. 41,597
2,500 Sharp Corporation 17,958
2,500 Shimadzu Corporation 70,775
800 Shimano, Inc. 126,415
5,800 Shimizu Corporation 30,948
4,000 Shin-Etsu Chemical Company, Ltd. 488,449
2,800 Shionogi & Company, Ltd. 139,701
4,200 Shiseido Company, Ltd. 205,858
4,700 Shizuoka Financial Group, Inc. 37,663
600 SMC Corporation 250,532
30,400 SoftBank Corporation 343,936
12,800 SoftBank Group Corporation 541,350
3,300 Sompo Holdings, Inc. 146,002
13,300 Sony Group Corporation 1,013,747
900 Square Enix Holdings Company,
Ltd. 41,783
6,500 Subaru Corporation 98,410
3,700 Sumco Corporation 49,020
15,800 Sumitomo Chemical Company, Ltd. 56,653
11,900 Sumitomo Corporation 197,815
Shares Common Stock (97.7%) Value
Japan (21.4%) - continued
7,600 Sumitomo Electric Industries, Ltd. $ 85,868
2,600 Sumitomo Metal Mining Company,
Ltd. 91,361
13,800 Sumitomo Mitsui Financial Group,
Inc. 555,208
3,600 Sumitomo Mitsui Trust Holdings,
Inc. 125,624
3,300 Sumitomo Realty & Development
Company, Ltd. 77,774
1,500 Suntory Beverage and Food, Ltd. 51,078
3,900 Suzuki Motor Corporation 124,907
1,800 Sysmex Corporation 108,667
5,600 T&D Holdings, Inc. 80,163
1,900 Taisei Corporation 61,266
15,900 Takeda Pharmaceutical Company,
Ltd. 496,822
4,100 TDK Corporation 133,388
6,800 Terumo Corporation 192,784
2,400 TIS, Inc. 63,076
2,000 Tobu Railway Company, Ltd. 46,650
1,200 Toho Company, Ltd. 46,255
19,400 Tokio Marine Holdings, Inc. 414,431
16,200 Tokyo Electric Power Company
Holdings, Inc.
a
58,343
1,600 Tokyo Electron, Ltd. 470,126
4,100 Tokyo Gas Company, Ltd. 80,277
5,600 Tokyu Corporation 70,526
2,800 Toppan, Inc. 41,349
14,700 Toray Industries, Inc. 81,752
4,100 Toshiba Corporation 142,472
2,800 Tosoh Corporation 33,297
1,500 TOTO, Ltd. 50,879
1,600 Toyota Industries Corporation 86,921
112,200 Toyota Motor Corporation 1,530,694
2,200 Toyota Tsusho Corporation 80,926
1,400 Trend Micro, Inc. 65,474
4,300 Unicharm Corporation 164,631
2,200 USS Company, Ltd. 34,908
1,000 Welcia Holdings Company, Ltd. 23,310
2,300 West Japan Railway Company 99,865
1,375 Yakult Honsha Company, Ltd. 89,509
1,500 Yamaha Corporation 55,662
3,100 Yamaha Motor Company, Ltd. 70,064
3,000 Yamato Holdings Company, Ltd. 47,539
2,500 Yaskawa Electric Corporation 79,764
2,400 Yokogawa Electric Corporation 38,090
28,300 Z Holdings Corporation 70,680
1,300 ZOZO, Inc. 32,104
Total 32,946,273
Jersey (0.3%)
9,740 Experian plc 329,879
11,554 WPP plc 114,154
Total 444,033
Luxembourg (0.2%)
5,572 ArcelorMittal SA 147,001
10,570 Aroundtown SA 24,622
1,425 Eurofins Scientific SE 102,312
4,996 Tenaris SA 87,618
Total 361,553
Netherlands (5.6%)
4,273 ABN AMRO Group NV
b
59,172

International Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (97.7%) Value
Netherlands (5.6%) - continued
229 Adyen NV
a,b
$ 317,908
18,904 Aegon NV 95,780
1,431 AerCap Holdings NV
a
83,456
6,254 Airbus SE 743,614
1,921 Akzo Nobel NV 128,904
583 Argenx SE
a
218,861
495 ASM International NV 125,598
4,301 ASML Holding NV 2,345,121
10,827 CNH Industrial NV 173,686
907 Euronext NV
b
67,146
1,147 EXOR NV
a
83,977
1,334 Ferrari NV 286,060
1,067 Heineken Holding NV 82,405
2,742 Heineken NV 258,274
603 IMCD NV 86,254
39,858 ING Groep NV 485,515
1,064 JDE Peet's BV 30,776
1,933 Just Eat Takeaway.com NV
a,b
41,143
34,950 Koninklijke (Royal) KPN NV 108,179
11,064 Koninklijke Ahold Delhaize NV 318,103
1,849 Koninklijke DSM NV 227,046
9,409 Koninklijke Philips NV 141,579
2,952 NN Group NV 120,713
1,115 OCI NV 39,864
8,776 Prosus NV 605,923
2,409 QIAGEN NV
a
121,101
1,265 Randstad Holding NV 77,294
23,284 Stellantis NV 330,873
7,231 STMicroelectronics NV 256,960
7,674 Universal Music Group NV 185,577
2,777 Wolters Kluwer NV 290,571
Total 8,537,433
New Zealand (0.2%)
13,244 Auckland International Airport, Ltd.
a
65,685
6,109 Fisher & Paykel Healthcare
Corporation, Ltd. 87,408
7,154 Mercury NZ, Ltd. 25,273
13,636 Meridian Energy, Ltd. 45,356
19,802 Spark New Zealand, Ltd. 67,798
1,429 Xero, Ltd.
a
68,140
Total 359,660
Norway (0.8%)
3,018 Adevinta ASA
a
19,984
3,343 Aker BP ASA 103,910
9,842 DNB Bank ASA 194,381
10,079 Equinor ASA 362,242
2,116 Gjensidige Forsikring ASA 41,503
926 Kongsberg Gruppen ASA 39,414
4,377 Mowi ASA 74,586
14,229 Norsk Hydro ASA 106,324
7,947 Orkla ASA 57,356
676 SalMar ASA 26,510
7,403 Telenor ASA 69,166
1,752 Yara International ASA 76,943
Total 1,172,319
Portugal (0.2%)
29,370 EDP - Energias de Portugal SA 146,403
5,303 Galp Energia SGPS SA 71,541
Shares Common Stock (97.7%) Value
Portugal (0.2%) - continued
2,996 Jeronimo Martins SGPS SA $ 64,820
Total 282,764
Singapore (1.3%)
56,129 CapitaLand Integrated Commercial
Trust 85,609
27,500 Capitaland Investment, Ltd. 76,001
35,554 Capland Ascendas REIT 72,817
4,200 City Developments, Ltd. 25,819
19,200 DBS Group Holdings, Ltd. 485,983
64,000 Genting Singapore, Ltd. 45,674
1,000 Jardine Cycle & Carriage, Ltd. 21,352
15,400 Keppel Corporation, Ltd. 83,517
35,523 Mapletree Logistics Trust 42,241
24,400 Mapletree Pan Asia Commercial
Trust 30,486
35,863 Oversea-Chinese Banking
Corporation, Ltd. 326,211
14,200 Singapore Airlines, Ltd. 58,630
9,100 Singapore Exchange, Ltd. 60,851
16,500 Singapore Technologies
Engineering, Ltd. 41,288
87,400 Singapore Telecommunications,
Ltd. 167,572
12,500 United Overseas Bank, Ltd. 286,323
4,900 United Overseas Land, Ltd. 24,636
2,900 Venture Corporation, Ltd. 36,964
20,300 Wilmar International, Ltd. 63,242
Total 2,035,216
Spain (2.4%)
261 Acciona SA 48,032
2,291 ACS Actividades de Construccion y
Servicios SA 65,554
794 Aena SA
a,b
99,534
4,766 Amadeus IT Holding SA
a
247,248
64,194 Banco Bilbao Vizcaya Argentaria
SA 386,656
177,689 Banco Santander SA 531,309
46,906 CaixaBank SA 183,908
5,750 Cellnex Telecom SA
b
190,734
697 Corp ACCIONA Energias
Renovables SA 26,932
3,049 EDP Renovaveis SA 67,186
2,633 Enagas SA 43,783
3,361 Endesa SA 63,343
5,163 Ferrovial SA 135,181
3,089 Grifols SA
a
35,673
63,947 Iberdrola SA 746,483
11,541 Industria de Diseno Textil SA 306,540
1,539 Naturgy Energy Group SA 39,997
4,294 Red Electrica Corporacion SA 74,664
14,598 Repsol SA 232,356
54,993 Telefonica SA 199,080
Total 3,724,193
Supranational (<0.1%)
1,248 Unibail-Rodamco-Westfield
a
65,240
Total 65,240
Sweden (3.0%)
1,350 AB Industrivarden, Class A 32,836
1,629 AB Industrivarden, Class C 39,524

International Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (97.7%) Value
Sweden (3.0%) - continued
3,065 Alfa Laval AB $ 88,662
10,605 Assa Abloy AB 228,106
28,419 Atlas Copco AB, Class A 336,720
16,514 Atlas Copco AB, Class B 176,199
2,894 Boliden AB 108,705
2,283 Electrolux AB 30,845
6,938 Embracer Group AB
a
31,498
6,973 Epiroc AB, Class A 126,972
4,126 Epiroc AB, Class B 66,376
3,154 EQT AB 67,008
6,443 Essity Aktiebolag 168,724
1,935 Evolution Gaming Group AB
b
188,478
6,534 Fastighets AB Balder
a
30,496
2,420 Getinge AB 50,313
7,727 Hennes & Mauritz AB 83,270
20,594 Hexagon AB 215,930
993 Holmen AB 39,467
4,345 Husqvarna AB 30,517
2,891 Indutrade AB 58,628
1,566 Investment AB Latour 29,616
5,276 Investor AB, Class A 98,158
19,276 Investor AB, Class B 348,914
2,568 Kinnevik AB
a
35,346
804 L E Lundbergforetagen AB 34,277
2,466 Lifco AB 41,277
16,034 NIBE Industrier AB 149,658
2,017 Sagax AB 45,827
11,281 Sandvik AB 203,865
5,206 Securitas AB 43,441
17,097 Skandinaviska Enskilda Banken AB 196,836
3,599 Skanska AB 57,053
4,056 SKF AB 61,949
6,410 Svenska Cellulosa AB SCA 81,180
15,432 Svenska Handelsbanken AB 155,369
9,581 Swedbank AB 162,964
1,787 Swedish Orphan Biovitrum AB
a
36,986
6,028 Tele2 AB 49,176
30,881 Telefonaktiebolaget LM Ericsson 180,944
28,125 Telia Company AB 71,867
2,119 Volvo AB, Class A 40,232
15,966 Volvo AB, Class B 288,403
6,171 Volvo Car AB
a
28,099
Total 4,640,711
Switzerland (10.4%)
16,630 ABB, Ltd. 506,841
1,671 Adecco SA 54,967
5,287 Alcon, Inc. 362,788
344 Bachem Holding AG 29,849
485 Baloise Holding AG 74,790
319 Banque Cantonale Vaudoise 30,585
38 Barry Callebaut AG 75,041
223 BKW FMB Energie 30,512
1 Chocoladefabriken Lindt and
Spruengli AG 102,883
2,283 Clariant AG 36,257
2,132 Coca-Cola HBC AG 50,398
5,523 Compagnie Financiere Richemont
SA 716,112
36,043 Credit Suisse Group AG 107,605
73 EMS-CHEMIE Holding AG 49,443
380 Geberit AG 179,391
98 Givaudan SA 300,165
103,364 Glencore Xstrata plc 689,301
5,865 Holcim, Ltd. 303,592
Shares Common Stock (97.7%) Value
Switzerland (10.4%) - continued
2,262 Julius Baer Group, Ltd. $ 131,651
575 Kuehne & Nagel International AG 133,678
11 Lindt & Spruengli AG 112,090
1,832 Logitech International SA 113,601
788 Lonza Group AG 386,810
29,096 Nestle SA 3,360,863
22,889 Novartis AG 2,071,396
240 Partners Group Holding AG 212,516
282 Roche Holding AG, Bearer Shares 109,274
7,433 Roche Holding AG, Participation
Certificates 2,335,728
248 Schindler Holding AG 44,727
431 Schindler Holding AG, Participation
Certificates 81,063
67 SGS SA 156,066
3,236 SIG Group AG 70,711
1,545 Sika AG 371,423
568 Sonova Holding AG 134,899
1,181 Straumann Holding AG 135,427
306 Swatch Group AG, Bearer Shares 87,036
557 Swatch Group AG, Registered
Shares 28,963
326 Swiss Life Holding AG 168,040
812 Swiss Prime Site AG 70,378
3,191 Swiss Re AG 298,363
274 Swisscom AG 150,100
673 Temenos AG 37,024
35,427 UBS Group AG 658,454
286 VAT Group AG
b
78,512
1,592 Zurich Insurance Group AG 761,099
Total 16,000,412
United Kingdom (14.2%)
10,297 3i Group plc 166,064
22,581 ABRDN plc 51,313
1,906 Admiral Group plc 48,929
13,444 Anglo American plc 526,468
4,172 Antofagasta plc 77,882
4,662 Ashtead Group plc 264,825
3,769 Associated British Foods plc 71,456
16,394 AstraZeneca plc 2,218,437
9,964 Auto Trader Group plc
b
62,050
1,277 Aveva Group plc 49,429
29,654 Aviva PLC 157,305
33,120 BAE Systems plc 342,079
170,074 Barclays plc 323,621
10,819 Barratt Developments plc 51,675
1,153 Berkeley Group Holdings plc 52,565
199,076 BP plc 1,148,662
22,613 British American Tobacco plc 894,533
9,317 British Land Company plc 44,235
73,533 BT Group plc 99,290
3,571 Bunzl plc 118,808
4,148 Burberry Group plc 100,847
2,175 Coca-Cola European Partners plc 120,321
18,684 Compass Group plc 431,454
1,477 Croda International plc 117,538
24,091 Diageo plc 1,054,513
43,034 GSK plc 743,770
53,737 Haleon plc
a
212,618
4,017 Halma plc 95,665
3,764 Hargreaves Lansdown plc 38,762
1,757 Hikma Pharmaceuticals plc 32,744
211,266 HSBC Holdings plc 1,309,336
9,553 Imperial Brands plc 237,977

International Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (97.7%) Value
United Kingdom (14.2%) - continued
15,342 Informa plc $ 114,448
1,947 InterContinental Hotels Group plc 111,717
1,708 Intertek Group plc 83,098
18,601 J Sainsbury plc 48,787
27,287 JD Sports Fashion plc 41,466
1,937 Johnson Matthey plc 49,504
20,747 Kingfisher plc 58,947
7,484 Land Securities Group plc 55,914
63,193 Legal & General Group plc 189,462
721,112 Lloyds TSB Group plc 393,523
3,482 London Stock Exchange Group plc 299,179
26,317 M&G plc 59,510
42,897 Melrose Industries plc 69,112
5,137 Mondi plc 86,872
38,724 National Grid plc 463,891
56,229 NatWest Group plc 179,328
1,368 Next plc 95,857
6,109 Ocado Group plc
a
45,348
7,008 Pearson plc 79,134
3,378 Persimmon plc 49,531
7,935 Phoenix Group Holdings plc 58,128
29,088 Prudential plc 396,625
7,571 Reckitt Benckiser Group plc 524,797
20,310 RELX plc 561,534
26,545 Rentokil Initial plc 163,087
11,897 Rio Tinto plc 837,363
88,531 Rolls-Royce Holdings plc
a
98,888
10,779 Sage Group plc 97,062
7,737 Schroders plc 40,654
12,792 SEGRO plc 117,844
2,661 Severn Trent plc 85,014
76,859 Shell plc 2,166,729
9,211 Smith & Nephew plc 123,012
3,834 Smiths Group plc 73,583
779 Spirax-Sarco Engineering plc 99,503
11,296 SSE plc 232,325
5,756 St. James's Place plc 75,826
26,453 Standard Chartered plc 197,301
36,934 Taylor Wimpey plc 45,233
78,978 Tesco plc 212,837
26,930 Unilever plc 1,359,644
7,215 United Utilities Group plc 86,208
279,426 Vodafone Group plc 282,981
2,137 Whitbread plc 66,073
Total 21,842,050
Total Common Stock
(cost $134,740,363) 150,292,516
Shares Preferred Stock ( 0.3% )
Germany (0.3%)
629 Bayerische Motoren Werke AG 53,082
1,885 Henkel AG & Company KGaA 130,654
1,964 Volkswagen AG 243,633
Total 427,369
Total Preferred Stock
(cost $490,433) 427,369
Shares
Collateral Held for Securities
Loaned ( <0.1% ) Value
14,800 Thrivent Cash Management Trust $ 14,800
Total Collateral Held for
Securities Loaned
(cost $14,800) 14,800
Shares or
Principal
Amount Short-Term Investments ( 1.6% )
Federal Home Loan Bank Discount
Notes
100,000 3.930%,  1/13/2023
d,e
99,882
100,000 4.174%,  2/10/2023
d,e
99,525
Thrivent Core Short-Term Reserve
Fund
221,527 4.710% 2,215,273
Total Short-Term Investments
(cost $2,414,678) 2,414,680
Total Investments (cost
$137,660,274) 99.6% $153,149,365
Other Assets and Liabilities,
Net 0.4% 619,378
Total Net Assets 100.0% $153,768,743
a Non-income producing security.
b Denotes securities sold under Rule 144A of the Securities
Act of 1933, which exempts them from registration. These
securities may be resold to other dealers in the program or
to other qualified institutional buyers. As of December 31,
2022, the value of these investments was $2,197,927 or
1.4% of total net assets.
c All or a portion of the security is on loan.
d The interest rate shown reflects the yield.
e All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for
open futures contracts.
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent International Index
Portfolio as of December 31, 2022:
Securities Lending Transactions
Common Stock $ 13,752
Total lending $13,752
Gross amount payable upon return of
collateral for securities loaned $14,800
Net amounts due to counterparty $1,048
Definitions:
ADR - American Depositary Receipt, which are certificates
for an underlying foreign security's shares held by an
issuing U.S. depository bank.
REIT - Real Estate Investment Trust is a company that buys,
develops, manages and/or sells real estate assets.

International Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 24,018,254
Gross unrealized depreciation (9,531,358)
Net unrealized appreciation (depreciation) $ 14,486,896
Cost for federal income tax purposes $ 138,623,913
Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing International Index Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Common Stock
Communications Services 6,717,318 198,911 6,518,407 –
Consumer Discretionary 16,423,440 – 16,423,440 –
Consumer Staples 15,650,106 120,321 15,529,785 –
Energy 7,512,454 – 7,512,454 –
Financials 28,074,754 25,650 28,049,104 –
Health Care 20,460,492 107,160 20,353,332 –
Industrials 22,649,470 142,693 22,506,777 –
Information Technology 11,817,856 236,294 11,581,562 –
Materials 11,775,022 – 11,775,022 –
Real Estate 3,964,825 – 3,964,825 –
Utilities 5,246,779 – 5,246,779 –
Preferred Stock
Consumer Discretionary 296,715 – 296,715 –
Consumer Staples 130,654 – 130,654 –
Short-Term Investments 199,407 – 199,407 –
Subtotal Investments in Securities $150,919,292 $831,029 $150,088,263 $–
Other Investments  * Total
Affiliated Short-Term Investments 2,215,273
Collateral Held for Securities Loaned 14,800
Subtotal Other Investments $2,230,073
Total Investments at Value $153,149,365
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
Other Financial Instruments Total Level 1 Level 2 Level 3
Liability Derivatives
Futures Contracts 38,556 38,556 – –
Total Liability Derivatives $38,556 $38,556 $– $–

International Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Reference Description:
EAFE
-
Europe, Australasia and Far East
ICE
-
Intercontinental Exchange
MSCI
-
Morgan Stanley Capital International
The following table presents International Index Portfolio's futures contracts held as of December 31, 2022. Investments and/or cash totaling
$199,406 were pledged as the initial margin deposit for these contracts.
Futures Contracts Description
Number of
Contracts
Long/(Short)
Expiration
Date
Notional Principal
Amount
Value and
Unrealized
ICE mini MSCI EAFE Index 26 March 2023 $ 2,572,776 ( $ 38,556)
Total Futures Long Contracts $ 2,572,776 ( $ 38,556)
Total Futures Contracts $ 2,572,776 ($38,556)
The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2022, for International Index
Portfolio's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.
Derivatives by risk category Statement of Assets and Liabilities Location Fair Value
Liability Derivatives
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) $ 38,556
Total Equity Contracts 38,556
Total Liability Derivatives $38,556
* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.  Only current day's variation margin is reported within the Statement of Assets and Liabilities.
The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2022, for
International Index Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Equity Contracts
Futures Net realized gains/(losses) on Futures contracts (196,962)
Total Equity Contracts
(196,962)
Total ($196,962)
The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2022, for International Index Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized
appreciation/(depreciation)
recognized in Income
Equity Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (79,257)
Total Equity Contracts (79,257)
Total ($79,257)
The following table presents International Index Portfolio's average volume of derivative activity during the period ended December 31, 2022.
Derivative Risk Category Average Notional Value
Equity Contracts
Futures - Long $3,156,456

International Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in International Index Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $2,395 $14,135 $14,315 $2,215 222 1.5%
Total Affiliated Short-Term Investments 2,395 2,215 1.5
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment – 4,268 4,253 15 15 <0.1
Total Collateral Held for Securities Loaned – 15 <0.1
Total Value $2,395 $2,230
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $– $– $ – $50
Total Income/Non Income Cash from Affiliated
Investments $50
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 5
Total Affiliated Income from Securities Loaned, Net $5
Total Value $– $– $ –

Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock ( 94.7% ) Value
Communications Services (10.2%)
1,187,218 Alphabet, Inc., Class C
a
$ 105,341,853
285,381 Meta Platforms, Inc.
a
34,342,750
132,831 Netflix, Inc.
a
39,169,205
Total 178,853,808
Consumer Discretionary (13.6%)
1,188,297 Amazon.com, Inc.
a
99,816,948
11,331 Chipotle Mexican Grill, Inc.
a
15,721,649
127,711 Home Depot, Inc. 40,338,797
422,539 NIKE, Inc. 49,441,288
270,470 Tesla, Inc.
a
33,316,495
Total 238,635,177
Consumer Staples (4.0%)
182,208 BJ's Wholesale Club Holdings,
Inc.
a
12,054,881
268,761 Philip Morris International, Inc. 27,201,301
210,944 Walmart, Inc. 29,909,750
Total 69,165,932
Energy (1.3%)
102,216 Pioneer Natural Resources
Company 23,345,112
Total 23,345,112
Financials (7.9%)
213,038 American Express Company 31,476,364
434,697 Charles Schwab Corporation 36,192,872
236,441 J.P. Morgan Chase & Company 31,706,738
117,775 S&P Global, Inc. 39,447,559
Total 138,823,533
Health Care (15.8%)
81,311 Amgen, Inc. 21,355,521
180,497 Danaher Corporation 47,907,514
64,932 Elevance Health, Inc. 33,308,168
161,510 Intuitive Surgical, Inc.
a
42,856,679
83,338 Laboratory Corporation of America
Holdings 19,624,432
287,387 Medtronic plc 22,335,718
152,915 Novo Nordisk AS ADR 20,695,516
435,827 Pfizer, Inc. 22,331,775
35,405 Regeneron Pharmaceuticals, Inc.
a
25,544,353
144,026 Zoetis, Inc. 21,107,010
Total 277,066,686
Industrials (7.0%)
194,999 Emerson Electric Company 18,731,604
106,759 Norfolk Southern Corporation 26,307,553
37,415 Northrop Grumman Corporation 20,413,998
93,370 Parker-Hannifin Corporation 27,170,670
1,176,965 Uber Technologies, Inc.
a
29,106,344
Total 121,730,169
Information Technology (32.5%)
26,004 Adobe, Inc.
a
8,751,126
587,516 Apple, Inc. 76,335,954
207,674 Applied Materials, Inc. 20,223,294
472,927 Block, Inc.
a
29,718,733
550,510 Cisco Systems, Inc. 26,226,296
111,676 Mastercard, Inc. 38,833,095
690,584 Microsoft Corporation 165,615,855
Shares Common Stock (94.7%) Value
Information Technology (32.5%) - continued
448,025 NVIDIA Corporation $ 65,474,373
437,217 PayPal Holdings, Inc.
a
31,138,595
332,189 QUALCOMM, Inc. 36,520,859
210,729 Salesforce, Inc.
a
27,940,558
110,310 ServiceNow, Inc.
a
42,830,064
Total 569,608,802
Materials (1.0%)
130,938 Nucor Corporation 17,258,938
Total 17,258,938
Real Estate (0.9%)
56,134 SBA Communications Corporation 15,734,922
Total 15,734,922
Utilities (0.5%)
78,690 Entergy Corporation 8,852,625
Total 8,852,625
Total Common Stock
(cost $1,302,393,946) 1,659,075,704
Shares
Registered Investment
Companies ( 2.3% ) Value
Unaffiliated  (2.3%)
260,176 Energy Select Sector SPDR Fund 22,757,595
230,022 Materials Select Sector SPDR
Fund 17,868,109
Total 40,625,704
Total Registered Investment
Companies (cost $38,405,906) 40,625,704
Shares Short-Term Investments ( 3.0% ) Value
Thrivent Core Short-Term Reserve
Fund
5,209,508 4.710% 52,095,077
Total Short-Term Investments
(cost $52,095,077) 52,095,077
Total Investments (cost
$1,392,894,929) 100.0% $1,751,796,485
Other Assets and Liabilities, Net
<0.1% 53,008
Total Net Assets 100.0% $1,751,849,493
a Non-income producing security.
Definitions:
ADR - American Depositary Receipt, which are certificates
for an underlying foreign security's shares held by an
issuing U.S. depository bank.
SPDR - S&P Depository Receipts, which are exchange-traded
funds traded in the U.S., Europe, and Asia-Pacific and
managed by State Street Global Advisors.

Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 462,399,618
Gross unrealized depreciation (116,267,592)
Net unrealized appreciation (depreciation) $ 346,132,026
Cost for federal income tax purposes $ 1,405,664,459
Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Large Cap Growth Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Common Stock
Communications Services 178,853,808 178,853,808 – –
Consumer Discretionary 238,635,177 238,635,177 – –
Consumer Staples 69,165,932 69,165,932 – –
Energy 23,345,112 23,345,112 – –
Financials 138,823,533 138,823,533 – –
Health Care 277,066,686 277,066,686 – –
Industrials 121,730,169 121,730,169 – –
Information Technology 569,608,802 569,608,802 – –
Materials 17,258,938 17,258,938 – –
Real Estate 15,734,922 15,734,922 – –
Utilities 8,852,625 8,852,625 – –
Registered Investment Companies
Unaffiliated 40,625,704 40,625,704 – –
Subtotal Investments in Securities $1,699,701,408 $1,699,701,408 $– $–
Other Investments  * Total
Affiliated Short-Term Investments 52,095,077
Subtotal Other Investments $52,095,077
Total Investments at Value $1,751,796,485
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Large Cap Growth Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $27,009 $389,947 $364,861 $52,095 5,210 3.0%
Total Affiliated Short-Term Investments 27,009 52,095 3.0
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment – 88,648 88,648 – – –
Total Collateral Held for Securities Loaned – – –
Total Value $27,009 $52,095
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $22 ($22) $ – $1,049
Total Income/Non Income Cash from Affiliated
Investments $1,049
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 8
Total Affiliated Income from Securities Loaned, Net $8
Total Value $22 ($22) $ –

Large Cap Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock ( 98.9% ) Value
Communications Services (7.2%)
30,501 Activision Blizzard, Inc. $ 2,334,851
255,804 Alphabet, Inc., Class A
a
22,569,587
226,759 Alphabet, Inc., Class C
a
20,120,326
305,226 AT&T, Inc. 5,619,211
4,600 Charter Communications, Inc.
a
1,559,860
184,753 Comcast Corporation 6,460,812
10,765 DISH Network Corporation
a
151,141
11,232 Electronic Arts, Inc. 1,372,326
12,954 Fox Corporation, Class A 393,413
5,967 Fox Corporation, Class B 169,761
16,639 Interpublic Group of Companies,
Inc. 554,245
6,117 Live Nation Entertainment, Inc.
a
426,600
40,763 Lumen Technologies, Inc. 212,783
11,962 Match Group, Inc.
a
496,303
96,303 Meta Platforms, Inc.
a
11,589,103
19,059 Netflix, Inc.
a
5,620,118
16,375 News Corporation, Class A 298,025
5,049 News Corporation, Class B 93,104
8,733 Omnicom Group, Inc. 712,351
21,629 Paramount Global 365,097
6,756 Take-Two Interactive Software,
Inc.
a
703,502
25,576 T-Mobile US, Inc.
a
3,580,640
179,864 Verizon Communications, Inc. 7,086,642
78,075 Walt Disney Company
a
6,783,156
94,640 Warner Bros. Discovery, Inc.
a
897,187
Total 100,170,144
Consumer Discretionary (9.7%)
2,575 Advance Auto Parts, Inc. 378,602
380,105 Amazon.com, Inc.
a
31,928,820
11,604 Aptiv plc
a
1,080,681
813 AutoZone, Inc.
a
2,005,004
9,780 Bath & Body Works, Inc. 412,129
8,581 Best Buy Company, Inc. 688,282
1,661 Booking Holdings, Inc.
a
3,347,380
10,028 BorgWarner, Inc. 403,627
9,189 Caesars Entertainment, Inc.
a
382,262
6,767 CarMax, Inc.
a
412,043
42,888 Carnival Corporation
a,b
345,677
1,187 Chipotle Mexican Grill, Inc.
a
1,646,951
13,405 D.R. Horton, Inc. 1,194,922
5,241 Darden Restaurants, Inc. 724,988
9,660 Dollar General Corporation 2,378,775
9,015 Dollar Tree, Inc.
a
1,275,082
1,516 Domino's Pizza, Inc. 525,142
23,240 eBay, Inc. 963,763
5,383 Etsy, Inc.
a
644,776
6,448 Expedia Group, Inc.
a
564,845
169,150 Ford Motor Company 1,967,214
6,567 Garmin, Ltd. 606,068
60,844 General Motors Company 2,046,792
6,037 Genuine Parts Company 1,047,480
5,560 Hasbro, Inc. 339,216
11,583 Hilton Worldwide Holdings, Inc. 1,463,628
43,843 Home Depot, Inc. 13,848,250
14,072 Las Vegas Sands Corporation
a
676,441
10,911 Lennar Corporation 987,445
10,870 LKQ Corporation 580,567
26,583 Lowe's Companies, Inc. 5,296,397
11,523 Marriott International, Inc. 1,715,659
31,367 McDonald's Corporation 8,266,146
13,650 MGM Resorts International 457,685
2,258 Mohawk Industries, Inc.
a
230,813
Shares Common Stock (98.9%) Value
Consumer Discretionary (9.7%) - continued
16,119 Newell Brands, Inc. $ 210,837
53,948 NIKE, Inc. 6,312,455
18,047 Norwegian Cruise Line Holdings,
Ltd.
a
220,895
129 NVR, Inc.
a
595,023
2,680 O'Reilly Automotive, Inc.
a
2,262,000
1,672 Pool Corporation 505,496
9,757 PulteGroup, Inc. 444,236
1,760 Ralph Lauren Corporation 185,979
14,864 Ross Stores, Inc. 1,725,264
9,399 Royal Caribbean Cruises, Ltd.
a
464,593
49,161 Starbucks Corporation 4,876,771
10,320 Tapestry, Inc. 392,986
19,712 Target Corporation 2,937,876
114,951 Tesla, Inc.
a
14,159,664
49,724 TJX Companies, Inc. 3,958,030
4,731 Tractor Supply Company 1,064,333
2,194 Ulta Beauty, Inc.
a
1,029,140
14,145 VF Corporation 390,543
2,333 Whirlpool Corporation 330,026
4,416 Wynn Resorts, Ltd.
a
364,188
12,064 Yum! Brands, Inc. 1,545,157
Total 134,809,044
Consumer Staples (7.1%)
76,753 Altria Group, Inc. 3,508,380
23,526 Archer-Daniels-Midland Company 2,184,389
7,831 Brown-Forman Corporation 514,340
8,601 Campbell Soup Company 488,107
10,444 Church & Dwight Company, Inc. 841,891
5,284 Clorox Company 741,504
166,684 Coca-Cola Company 10,602,769
35,769 Colgate-Palmolive Company 2,818,240
20,525 Conagra Brands, Inc. 794,317
6,952 Constellation Brands, Inc. 1,611,126
18,955 Costco Wholesale Corporation 8,652,957
9,905 Estee Lauder Companies, Inc. 2,457,530
25,419 General Mills, Inc. 2,131,383
6,294 Hershey Company 1,457,502
12,398 Hormel Foods Corporation 564,729
4,563 J.M. Smucker Company 723,053
10,962 Kellogg Company 780,933
36,392 Keurig Dr. Pepper, Inc. 1,297,739
14,454 Kimberly-Clark Corporation 1,962,130
34,099 Kraft Heinz Company 1,388,170
27,897 Kroger Company 1,243,648
6,160 Lamb Weston Holdings, Inc. 550,458
10,732 McCormick & Company, Inc. 889,575
8,051 Molson Coors Beverage Company 414,788
58,485 Mondelez International, Inc. 3,898,025
16,312 Monster Beverage Corporation
a
1,656,157
59,003 PepsiCo, Inc. 10,659,482
66,390 Philip Morris International, Inc. 6,719,332
101,486 Procter & Gamble Company 15,381,218
21,703 Sysco Corporation 1,659,194
12,403 Tyson Foods, Inc. 772,087
30,741 Walgreens Boots Alliance, Inc. 1,148,484
60,446 Walmart, Inc. 8,570,638
Total 99,084,275
Energy (5.2%)
13,769 APA Corporation 642,737
42,890 Baker Hughes Company 1,266,542
76,186 Chevron Corporation 13,674,625

Large Cap Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (98.9%) Value
Energy (5.2%) - continued
53,365 ConocoPhillips $ 6,297,070
33,767 Coterra Energy, Inc. 829,655
27,996 Devon Energy Corporation 1,722,034
7,537 Diamondback Energy, Inc. 1,030,911
25,156 EOG Resources, Inc. 3,258,205
15,719 EQT Corporation 531,774
176,373 Exxon Mobil Corporation 19,453,942
38,889 Halliburton Company 1,530,282
11,883 Hess Corporation 1,685,247
84,712 Kinder Morgan, Inc. 1,531,593
27,198 Marathon Oil Corporation 736,250
20,071 Marathon Petroleum Corporation 2,336,064
31,141 Occidental Petroleum Corporation 1,961,572
19,142 ONEOK, Inc. 1,257,629
20,241 Phillips 66 2,106,683
10,176 Pioneer Natural Resources
Company 2,324,097
60,728 Schlumberger, Ltd. 3,246,519
9,695 Targa Resources Corporation 712,582
16,511 Valero Energy Corporation 2,094,585
52,163 Williams Companies, Inc. 1,716,163
Total 71,946,761
Financials (11.5%)
24,233 Aflac, Inc. 1,743,322
11,358 Allstate Corporation 1,540,145
25,601 American Express Company 3,782,548
31,819 American International Group, Inc. 2,012,234
4,557 Ameriprise Financial, Inc. 1,418,913
8,859 Aon plc 2,658,940
15,840 Arch Capital Group, Ltd.
a
994,435
9,030 Arthur J. Gallagher & Company 1,702,516
2,263 Assurant, Inc. 283,011
298,909 Bank of America Corporation 9,899,866
31,501 Bank of New York Mellon
Corporation 1,433,925
77,162 Berkshire Hathaway, Inc.
a
23,835,342
6,432 BlackRock, Inc. 4,557,908
10,067 Brown & Brown, Inc. 573,517
16,347 Capital One Financial Corporation 1,519,617
4,543 Cboe Global Markets, Inc. 570,010
65,324 Charles Schwab Corporation 5,438,876
17,775 Chubb, Ltd. 3,921,165
6,732 Cincinnati Financial Corporation 689,289
82,949 Citigroup, Inc. 3,751,783
21,092 Citizens Financial Group, Inc. 830,392
15,406 CME Group, Inc. 2,590,673
5,608 Comerica, Inc. 374,895
11,701 Discover Financial Services 1,144,709
1,677 Everest Re Group, Ltd. 555,540
1,632 FactSet Research Systems, Inc. 654,775
29,396 Fifth Third Bancorp 964,483
7,834 First Republic Bank 954,886
12,165 Franklin Resources, Inc. 320,913
3,874 Global Life, Inc. 467,011
14,503 Goldman Sachs Group, Inc. 4,980,040
13,623 Hartford Financial Services Group,
Inc. 1,033,032
61,787 Huntington Bancshares, Inc. 871,197
23,921 Intercontinental Exchange, Inc. 2,454,055
19,478 Invesco, Ltd. 350,409
125,619 J.P. Morgan Chase & Company 16,845,508
39,956 KeyCorp 696,034
6,595 Lincoln National Corporation 202,598
8,440 Loews Corporation 492,305
Shares Common Stock (98.9%) Value
Financials (11.5%) - continued
7,392 M&T Bank Corporation $ 1,072,284
1,612 MarketAxess Holdings, Inc. 449,571
21,242 Marsh & McLennan Companies,
Inc. 3,515,126
28,226 MetLife, Inc. 2,042,716
6,747 Moody's Corporation 1,879,849
56,458 Morgan Stanley 4,800,059
3,424 MSCI, Inc. 1,592,742
14,518 Nasdaq, Inc. 890,679
8,926 Northern Trust Corporation 789,862
17,273 PNC Financial Services Group,
Inc. 2,728,098
9,745 Principal Financial Group, Inc. 817,800
25,057 Progressive Corporation 3,250,143
15,760 Prudential Financial, Inc. 1,567,490
8,291 Raymond James Financial, Inc. 885,893
40,019 Regions Financial Corporation 862,810
14,261 S&P Global, Inc. 4,776,579
2,695 Signature Bank 310,518
15,715 State Street Corporation 1,219,013
2,531 SVB Financial Group
a
582,484
19,295 Synchrony Financial 634,034
9,570 T. Rowe Price Group, Inc. 1,043,704
10,036 Travelers Companies, Inc. 1,881,650
56,821 Truist Financial Corporation 2,445,008
57,906 U.S. Bancorp 2,525,281
8,754 W.R. Berkley Corporation 635,278
163,191 Wells Fargo & Company 6,738,156
4,635 Willis Towers Watson plc 1,133,628
6,408 Zions Bancorp NA 315,017
Total 160,496,289
Health Care (15.6%)
74,671 Abbott Laboratories 8,198,129
75,738 AbbVie, Inc. 12,240,018
12,678 Agilent Technologies, Inc. 1,897,263
3,111 Align Technology, Inc.
a
656,110
6,936 AmerisourceBergen Corporation 1,149,365
22,851 Amgen, Inc. 6,001,587
21,590 Baxter International, Inc. 1,100,442
12,214 Becton, Dickinson and Company 3,106,020
6,167 Biogen, Inc.
a
1,707,766
922 Bio-Rad Laboratories, Inc.
a
387,692
6,723 Bio- Techne Corporation 557,202
61,341 Boston Scientific Corporation
a
2,838,248
91,056 Bristol-Myers Squibb Company 6,551,479
11,226 Cardinal Health, Inc. 862,943
7,707 Catalent , Inc.
a
346,892
24,251 Centene Corporation
a
1,988,824
2,179 Charles River Laboratories
International, Inc.
a
474,804
13,094 Cigna Holding Company 4,338,566
2,113 Cooper Companies, Inc. 698,706
56,273 CVS Health Corporation 5,244,081
28,059 Danaher Corporation 7,447,420
2,354 DaVita, Inc.
a
175,773
9,204 Dentsply Sirona, Inc. 293,055
16,542 DexCom , Inc.
a
1,873,216
26,478 Edwards Lifesciences Corporation
a
1,975,524
10,228 Elevance Health, Inc. 5,246,657
33,775 Eli Lilly and Company 12,356,246
53,715 Gilead Sciences, Inc. 4,611,433
9,081 HCA Healthcare, Inc. 2,179,077
5,805 Henry Schein, Inc.
a
463,645
10,692 Hologic , Inc.
a
799,868

Large Cap Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (98.9%) Value
Health Care (15.6%) - continued
5,422 Humana, Inc. $ 2,777,094
3,547 IDEXX Laboratories, Inc.
a
1,447,034
6,737 Illumina, Inc.
a
1,362,221
7,908 Incyte Corporation
a
635,171
15,134 Intuitive Surgical, Inc.
a
4,015,807
7,955 IQVIA Holding, Inc.
a
1,629,900
111,970 Johnson & Johnson 19,779,500
3,794 Laboratory Corporation of America
Holdings 893,411
6,073 McKesson Corporation 2,278,104
56,923 Medtronic plc 4,424,056
108,583 Merck & Company, Inc. 12,047,284
955 Mettler -Toledo International, Inc.
a
1,380,405
14,150 Moderna , Inc.
a
2,541,623
2,501 Molina Healthcare, Inc.
a
825,880
10,894 Organon & Company 304,269
5,406 PerkinElmer, Inc. 758,029
240,400 Pfizer, Inc. 12,318,096
4,877 Quest Diagnostics, Inc. 762,958
4,586 Regeneron Pharmaceuticals, Inc.
a
3,308,753
6,273 ResMed , Inc. 1,305,599
4,275 STERIS plc 789,550
14,424 Stryker Corporation 3,526,524
2,009 Teleflex, Inc. 501,507
16,796 Thermo Fisher Scientific, Inc. 9,249,389
40,015 UnitedHealth Group, Inc. 21,215,153
2,748 Universal Health Services, Inc. 387,166
10,993 Vertex Pharmaceuticals, Inc.
a
3,174,559
51,935 Viatris , Inc. 578,037
2,544 Waters Corporation
a
871,523
3,171 West Pharmaceutical Services,
Inc. 746,295
8,987 Zimmer Biomet Holdings, Inc. 1,145,842
19,960 Zoetis, Inc. 2,925,138
Total 217,673,928
Industrials (8.6%)
23,672 3M Company 2,838,746
5,433 A.O. Smith Corporation 310,985
5,432 Alaska Air Group, Inc.
a
233,250
3,762 Allegion plc 395,988
27,833 American Airlines Group, Inc.
a
354,036
9,835 AMETEK, Inc. 1,374,146
23,993 Boeing Company
a
4,570,427
5,041 C.H. Robinson Worldwide, Inc. 461,554
35,814 Carrier Global Corporation 1,477,327
22,287 Caterpillar, Inc. 5,339,074
3,697 Cintas Corporation 1,669,639
18,352 Copart , Inc.
a
1,117,453
17,417 CoStar Group, Inc.
a
1,345,986
90,039 CSX Corporation 2,789,408
6,040 Cummins, Inc. 1,463,432
11,763 Deere & Company 5,043,504
27,460 Delta Air Lines, Inc.
a
902,336
6,011 Dover Corporation 813,950
17,032 Eaton Corporation plc 2,673,172
25,323 Emerson Electric Company 2,432,527
5,244 Equifax, Inc. 1,019,224
6,815 Expeditors International of
Washington, Inc. 708,215
24,529 Fastenal Company 1,160,712
10,253 FedEx Corporation 1,775,820
15,152 Fortive Corporation 973,516
2,713 Generac Holdings, Inc.
a
273,091
9,642 General Dynamics Corporation 2,392,277
Shares Common Stock (98.9%) Value
Industrials (8.6%) - continued
46,795 General Electric Company $ 3,920,953
28,793 Honeywell International, Inc. 6,170,340
15,769 Howmet Aerospace, Inc. 621,456
1,709 Huntington Ingalls Industries, Inc. 394,232
3,230 IDEX Corporation 737,506
11,972 Illinois Tool Works, Inc. 2,637,432
17,342 Ingersoll - Rand, Inc. 906,119
5,465 Jacobs Solutions, Inc. 656,183
3,547 JB Hunt Transport Services, Inc. 618,455
29,495 Johnson Controls International plc 1,887,680
8,154 L3Harris Technologies, Inc. 1,697,744
5,854 Leidos Holdings, Inc. 615,782
9,989 Lockheed Martin Corporation 4,859,549
9,659 Masco Corporation 450,786
2,303 Nordson Corporation 547,469
9,915 Norfolk Southern Corporation 2,443,254
6,196 Northrop Grumman Corporation 3,380,600
3,880 Old Dominion Freight Line, Inc. 1,101,066
17,841 Otis Worldwide Corporation 1,397,129
14,894 PACCAR, Inc. 1,474,059
5,499 Parker-Hannifin Corporation 1,600,209
7,045 Pentair plc 316,884
6,120 Quanta Services, Inc. 872,100
62,958 Raytheon Technologies
Corporation 6,353,721
8,797 Republic Services, Inc. 1,134,725
4,647 Robert Half International, Inc. 343,088
4,918 Rockwell Automation, Inc. 1,266,729
9,913 Rollins, Inc. 362,221
2,276 Snap-On, Inc. 520,043
25,428 Southwest Airlines Company
a
856,161
6,336 Stanley Black & Decker, Inc. 475,960
8,941 Textron, Inc. 633,023
9,863 Trane Technologies plc 1,657,872
2,212 TransDigm Group, Inc. 1,392,786
26,330 Union Pacific Corporation 5,452,153
14,001 United Airlines Holdings, Inc.
a
527,838
31,256 United Parcel Service, Inc. 5,433,543
2,968 United Rentals, Inc.
a
1,054,887
6,698 Verisk Analytics, Inc. 1,181,661
1,926 W.W. Grainger, Inc. 1,071,337
7,789 Wabtec Corporation 777,420
15,997 Waste Management, Inc. 2,509,609
7,718 Xylem, Inc. 853,379
Total 119,074,938
Information Technology (25.5%)
26,984 Accenture plc 7,200,410
19,910 Adobe, Inc.
a
6,700,312
69,052 Advanced Micro Devices, Inc.
a
4,472,498
6,734 Akamai Technologies, Inc.
a
567,676
25,486 Amphenol Corporation 1,940,504
22,028 Analog Devices, Inc. 3,613,253
3,731 ANSYS, Inc.
a
901,372
640,414 Apple, Inc. 83,208,991
36,844 Applied Materials, Inc. 3,587,869
10,600 Arista Networks, Inc.
a
1,286,310
9,245 Autodesk, Inc.
a
1,727,613
17,766 Automatic Data Processing, Inc. 4,243,587
17,345 Broadcom, Inc. 9,698,110
5,039 Broadridge Financial Solutions,
Inc. 675,881
11,748 Cadence Design Systems, Inc.
a
1,887,199
5,798 CDW Corporation 1,035,407
6,578 Ceridian HCM Holding, Inc.
a
421,979

Large Cap Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (98.9%) Value
Information Technology (25.5%) - continued
175,845 Cisco Systems, Inc. $ 8,377,256
22,010 Cognizant Technology Solutions
Corporation 1,258,752
32,601 Corning, Inc. 1,041,276
9,853 DXC Technology Company
a
261,104
5,821 Enphase Energy, Inc.
a
1,542,332
2,463 EPAM Systems, Inc.
a
807,224
2,564 F5, Inc.
a
367,960
25,412 Fidelity National Information
Services, Inc. 1,724,204
4,246 First Solar, Inc.
a
636,008
27,196 Fiserv, Inc.
a
2,748,700
3,159 FLEETCOR Technologies, Inc.
a
580,245
27,770 Fortinet, Inc.
a
1,357,675
3,384 Gartner, Inc.
a
1,137,498
24,827 Gen Digital, Inc. 532,043
11,580 Global Payments, Inc. 1,150,126
55,105 Hewlett Packard Enterprise
Company 879,476
37,911 HP, Inc. 1,018,669
176,746 Intel Corporation 4,671,397
38,721 International Business Machines
Corporation 5,455,402
12,072 Intuit, Inc. 4,698,664
3,124 Jack Henry & Associates, Inc. 548,449
13,900 Juniper Networks, Inc. 444,244
7,657 Keysight Technologies, Inc.
a
1,309,883
6,069 KLA-Tencor Corporation 2,288,195
5,841 Lam Research Corporation 2,454,972
36,355 Mastercard , Inc. 12,641,724
23,555 Microchip Technology, Inc. 1,654,739
46,560 Micron Technology, Inc. 2,327,069
319,250 Microsoft Corporation 76,562,535
1,910 Monolithic Power Systems, Inc. 675,395
7,161 Motorola Solutions, Inc. 1,845,461
9,309 NetApp, Inc. 559,098
106,638 NVIDIA Corporation 15,584,077
11,098 NXP Semiconductors NV 1,753,817
18,519 ON Semiconductor Corporation
a
1,155,030
65,817 Oracle Corporation 5,379,882
13,737 Paychex, Inc. 1,587,448
2,082 Paycom Software, Inc.
a
646,065
48,824 PayPal Holdings, Inc.
a
3,477,245
4,528 PTC, Inc.
a
543,541
4,342 Qorvo , Inc.
a
393,559
48,009 QUALCOMM, Inc. 5,278,109
4,542 Roper Industries, Inc. 1,962,553
42,827 Salesforce, Inc.
a
5,678,432
8,223 Seagate Technology Holdings plc 432,612
8,651 ServiceNow , Inc.
a
3,358,924
6,871 Skyworks Solutions, Inc. 626,154
2,394 SolarEdge Technologies, Inc.
a
678,148
6,549 Synopsys, Inc.
a
2,091,030
13,622 TE Connectivity, Ltd. 1,563,806
2,007 Teledyne Technologies, Inc.
a
802,619
6,671 Teradyne, Inc. 582,712
38,868 Texas Instruments, Inc. 6,421,771
10,562 Trimble, Inc.
a
534,015
1,783 Tyler Technologies, Inc.
a
574,857
3,950 VeriSign, Inc.
a
811,488
70,022 Visa, Inc. 14,547,771
13,604 Western Digital Corporation
a
429,206
2,211 Zebra Technologies Corporation
a
566,922
Total 354,188,539
Shares Common Stock (98.9%) Value
Materials (2.7%)
9,499 Air Products and Chemicals, Inc. $ 2,928,162
5,017 Albemarle Corporation 1,087,987
63,770 Amcor plc 759,501
3,468 Avery Dennison Corporation 627,708
13,444 Ball Corporation 687,526
4,272 Celanese Corporation 436,769
8,402 CF Industries Holdings, Inc. 715,850
30,599 Corteva , Inc. 1,798,609
30,140 Dow, Inc. 1,518,755
21,276 DuPont de Nemours, Inc. 1,460,172
5,139 Eastman Chemical Company 418,520
10,612 Ecolab, Inc. 1,544,683
5,395 FMC Corporation 673,296
61,213 Freeport-McMoRan, Inc. 2,326,094
10,919 International Flavors & Fragrances,
Inc. 1,144,748
15,232 International Paper Company 527,484
21,173 Linde plc 6,906,209
10,877 LyondellBasell Industries NV 903,117
2,659 Martin Marietta Materials, Inc. 898,662
14,582 Mosaic Company 639,712
33,993 Newmont Corporation 1,604,470
10,987 Nucor Corporation 1,448,196
3,963 Packaging Corporation of America 506,907
10,065 PPG Industries, Inc. 1,265,573
6,195 Sealed Air Corporation 309,007
10,099 Sherwin-Williams Company 2,396,796
7,143 Steel Dynamics, Inc. 697,871
5,692 Vulcan Materials Company 996,726
10,891 WestRock Company 382,928
Total 37,612,038
Real Estate (2.7%)
6,395 Alexandria Real Estate Equities,
Inc. 931,560
19,940 American Tower Corporation 4,224,488
5,991 AvalonBay Communities, Inc. 967,666
6,109 Boston Properties, Inc. 412,846
4,562 Camden Property Trust 510,397
13,531 CBRE Group, Inc.
a
1,041,346
18,546 Crown Castle, Inc. 2,515,579
12,314 Digital Realty Trust, Inc. 1,234,725
3,963 Equinix , Inc. 2,595,884
14,567 Equity Residential 859,453
2,773 Essex Property Trust, Inc. 587,654
5,735 Extra Space Storage, Inc. 844,077
3,130 Federal Realty Investment Trust 316,255
23,021 Healthpeak Properties, Inc. 577,137
30,622 Host Hotels & Resorts, Inc. 491,483
24,875 Invitation Homes, Inc. 737,295
12,450 Iron Mountain, Inc. 620,633
26,487 Kimco Realty Corporation 560,995
4,945 Mid-America Apartment
Communities, Inc. 776,316
39,532 Prologis, Inc. 4,456,442
6,770 Public Storage, Inc. 1,896,886
26,859 Realty Income Corporation 1,703,666
6,596 Regency Centers Corporation 412,250
4,624 SBA Communications Corporation 1,296,153
14,002 Simon Property Group, Inc. 1,644,955
13,105 UDR, Inc. 507,557
17,119 Ventas, Inc. 771,211
41,246 VICI Properties, Inc. 1,336,370
6,899 Vornado Realty Trust 143,568
20,236 Welltower , Inc. 1,326,470

Large Cap Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (98.9%) Value
Real Estate (2.7%) - continued
31,517 Weyerhaeuser Company $ 977,027
Total 37,278,344
Utilities (3.1%)
28,606 AES Corporation 822,709
10,750 Alliant Energy Corporation 593,508
11,072 Ameren Corporation 984,522
22,007 American Electric Power
Company, Inc. 2,089,565
7,787 American Water Works Company,
Inc. 1,186,895
5,991 Atmos Energy Corporation 671,411
26,961 CenterPoint Energy, Inc. 808,560
12,431 CMS Energy Corporation 787,255
15,198 Consolidated Edison, Inc. 1,448,521
14,005 Constellation Energy Corporation 1,207,371
35,686 Dominion Energy, Inc. 2,188,266
8,297 DTE Energy Company 975,146
32,979 Duke Energy Corporation 3,396,507
16,354 Edison International, Inc. 1,040,442
8,715 Entergy Corporation 980,438
9,830 Evergy , Inc. 618,602
14,917 Eversource Energy 1,250,641
42,559 Exelon Corporation 1,839,826
23,262 FirstEnergy Corporation 975,608
85,104 NextEra Energy, Inc. 7,114,694
17,393 NiSource, Inc. 476,916
9,867 NRG Energy, Inc. 313,968
68,953 PG&E Corporation
a
1,121,176
4,845 Pinnacle West Capital Corporation 368,414
31,534 PPL Corporation 921,423
21,368 Public Service Enterprise Group,
Inc. 1,309,217
13,462 Sempra Energy 2,080,417
46,624 Southern Company 3,329,420
13,509 WEC Energy Group, Inc. 1,266,604
23,437 Xcel Energy, Inc. 1,643,168
Total 43,811,210
Total Common Stock
(cost $608,865,659) 1,376,145,510
Shares
Collateral Held for Securities
Loaned ( <0.1% ) Value
329,175 Thrivent Cash Management Trust 329,175
Total Collateral Held for
Securities Loaned
(cost $329,175) 329,175
Shares or
Principal
Amount Short-Term Investments ( 1.1% ) Value
Federal Home Loan Bank Discount
Notes
100,000 4.170%, 2/10/2023
c,d
99,525
1,000,000 4.200%, 2/15/2023
c,d
994,734
Shares or
Principal
Amount Short-Term Investments (1.1%) Value
Thrivent Core Short-Term Reserve
Fund
1,365,711 4.710% $ 13,657,108
Total Short-Term Investments
(cost $14,751,395) 14,751,367
Total Investments (cost
$623,946,229) 100.0% $1,391,226,052
Other Assets and Liabilities, Net
<0.1% 570,830
Total Net Assets 100.0% $1,391,796,882
a Non-income producing security.
b All or a portion of the security is on loan.
c The interest rate shown reflects the yield.
d All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for
open futures contracts.
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Index Portfolio as of December 31, 2022:
Securities Lending Transactions
Common Stock $ 321,594
Total lending $321,594
Gross amount payable upon return of
collateral for securities loaned $329,175
Net amounts due to counterparty $7,581
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 798,477,091
Gross unrealized depreciation (44,939,010)
Net unrealized appreciation (depreciation) $ 753,538,081
Cost for federal income tax purposes $ 637,276,008

Large Cap Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Reference Description:
CME
-
Chicago Mercantile Exchange
S&P
-
Standard & Poor's
Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Large Cap Index Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Common Stock
Communications Services 100,170,144 100,170,144 – –
Consumer Discretionary 134,809,044 134,809,044 – –
Consumer Staples 99,084,275 99,084,275 – –
Energy 71,946,761 71,946,761 – –
Financials 160,496,289 160,496,289 – –
Health Care 217,673,928 217,673,928 – –
Industrials 119,074,938 119,074,938 – –
Information Technology 354,188,539 354,188,539 – –
Materials 37,612,038 37,612,038 – –
Real Estate 37,278,344 37,278,344 – –
Utilities 43,811,210 43,811,210 – –
Short-Term Investments 1,094,259 – 1,094,259 –
Subtotal Investments in Securities $1,377,239,769 $1,376,145,510 $1,094,259 $–
Other Investments  * Total
Affiliated Short-Term Investments 13,657,108
Collateral Held for Securities Loaned 329,175
Subtotal Other Investments $13,986,283
Total Investments at Value $1,391,226,052
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
Other Financial Instruments Total Level 1 Level 2 Level 3
Liability Derivatives
Futures Contracts 411,963 411,963 – –
Total Liability Derivatives $411,963 $411,963 $– $–
The following table presents Large Cap Index Portfolio's futures contracts held as of December 31, 2022. Investments and/or cash totaling
$1,094,259 were pledged as the initial margin deposit for these contracts.
Futures Contracts Description
Number of
Contracts
Long/(Short)
Expiration
Date
Notional Principal
Amount
Value and
Unrealized
CME E-mini S&P 500 Index 82 March 2023 $ 16,242,063 ( $ 411,963)
Total Futures Long Contracts $ 16,242,063 ( $ 411,963)
Total Futures Contracts $ 16,242,063 ($411,963)

Large Cap Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2022, for Large Cap Index
Portfolio's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.
Derivatives by risk category Statement of Assets and Liabilities Location Fair Value
Liability Derivatives
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) $ 411,963
Total Equity Contracts 411,963
Total Liability Derivatives $411,963
* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.  Only current day's variation margin is reported within the Statement of Assets and Liabilities.
The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2022, for
Large Cap Index Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Equity Contracts
Futures Net realized gains/(losses) on Futures contracts (1,801,633)
Total Equity Contracts
(1,801,633)
Total ($1,801,633)
The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2022, for Large Cap Index Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized
appreciation/(depreciation)
recognized in Income
Equity Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (638,060)
Total Equity Contracts (638,060)
Total ($638,060)
The following table presents Large Cap Index Portfolio's average volume of derivative activity during the period ended December 31, 2022.
Derivative Risk Category Average Notional Value
Equity Contracts
Futures - Long $13,097,247

Large Cap Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Large Cap Index Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $10,576 $61,331 $58,250 $13,657 1,366 1.0%
Total Affiliated Short-Term Investments 10,576 13,657 1.0
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment 656 22,391 22,718 329 329 <0.1
Total Collateral Held for Securities Loaned 656 329 <0.1
Total Value $11,232 $13,986
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Registered Investment Companies
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $– $– $ – $260
Total Income/Non Income Cash from Affiliated
Investments $260
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 7
Total Affiliated Income from Securities Loaned, Net $7
Total Value $– $– $ –

Large Cap Value Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock ( 98.2% ) Value
Communications Services (5.5%)
365,606 Alphabet, Inc., Class C
a
$ 32,440,221
944,068 Comcast Corporation 33,014,058
144,348 Meta Platforms, Inc.
a
17,370,838
966,262 Verizon Communications, Inc. 38,070,723
1,500,423 Warner Bros. Discovery, Inc.
a
14,224,010
Total 135,119,850
Consumer Discretionary (6.5%)
118,408 Aptiv plc
a
11,027,337
14,840 Booking Holdings, Inc.
a
29,906,755
333,752 D.R. Horton, Inc. 29,750,653
1,346,283 Ford Motor Company 15,657,271
238,728 Lowe's Companies, Inc. 47,564,167
345,474 Sony Group Corporation ADR 26,352,757
Total 160,258,940
Consumer Staples (7.2%)
1,162,421 Coty, Inc.
a
9,950,324
315,739 Lamb Weston Holdings, Inc. 28,214,437
568,524 Philip Morris International, Inc. 57,540,314
291,140 Sysco Corporation 22,257,653
417,066 Walmart, Inc. 59,135,788
Total 177,098,516
Energy (9.2%)
911,377 BP plc ADR 31,834,399
438,162 ConocoPhillips 51,703,116
431,502 Devon Energy Corporation 26,541,688
1,341,570 Enterprise Products Partners, LP 32,358,668
160,803 Exxon Mobil Corporation 17,736,571
389,866 Halliburton Company 15,341,227
207,519 Marathon Petroleum Corporation 24,153,136
126,486 Pioneer Natural Resources
Company 28,888,138
Total 228,556,943
Financials (19.2%)
1,527,904 Bank of America Corporation 50,604,181
191,072 Capital One Financial Corporation 17,762,053
299,503 Charles Schwab Corporation 24,936,620
211,994 Chubb, Ltd. 46,765,876
312,058 Comerica, Inc. 20,861,077
173,950 Discover Financial Services 17,017,529
992,163 Equitable Holdings, Inc. 28,475,078
178,853 Intercontinental Exchange, Inc. 18,348,529
396,979 J.P. Morgan Chase & Company 53,234,884
137,308 M&T Bank Corporation 19,917,899
495,933 Morgan Stanley 42,164,224
124,938 Raymond James Financial, Inc. 13,349,625
321,430 State Street Corporation 24,933,325
608,939 Truist Financial Corporation 26,202,645
1,061,925 Wells Fargo & Company 43,846,883
55,609 Zurich Insurance Group AG 26,585,403
Total 475,005,831
Health Care (18.4%)
443,396 AstraZeneca plc ADR 30,062,249
352,349 Baxter International, Inc. 17,959,228
93,296 Biogen, Inc.
a
25,835,528
131,911 Cigna Holding Company 43,707,391
240,595 CVS Health Corporation 22,421,048
91,314 Elevance Health, Inc. 46,841,343
591,282 Gilead Sciences, Inc. 50,761,560
Shares Common Stock (98.2%) Value
Health Care (18.4%) - continued
127,406 HCA Healthcare, Inc. $ 30,572,344
244,047 Johnson & Johnson 43,110,903
113,684 Laboratory Corporation of America
Holdings 26,770,308
452,170 Merck & Company, Inc. 50,168,261
786,888 Pfizer, Inc. 40,320,141
211,255 Zimmer Biomet Holdings, Inc. 26,935,012
Total 455,465,316
Industrials (12.3%)
65,772 Carlisle Companies, Inc. 15,499,172
2,366,789 CNH Industrial NV 38,010,631
151,867 Crane Holdings, Company 15,255,040
636,888 CSX Corporation 19,730,790
704,788 Delta Air Lines, Inc.
a
23,159,334
385,081 Emerson Electric Company 36,990,881
122,329 General Dynamics Corporation 30,351,048
323,450 Johnson Controls International plc 20,700,800
102,376 L3Harris Technologies, Inc. 21,315,707
85,827 Parker-Hannifin Corporation 24,975,657
233,381 United Parcel Service, Inc. 40,570,953
51,745 United Rentals, Inc.
a
18,391,208
Total 304,951,221
Information Technology (9.6%)
1,219,529 Cisco Systems, Inc. 58,098,362
357,141 Fidelity National Information
Services, Inc. 24,232,017
198,803 Microsoft Corporation 47,676,935
234,278 PayPal Holdings, Inc.
a
16,685,279
293,742 QUALCOMM, Inc. 32,293,995
733,662 Samsung Electronics Company,
Ltd. 32,202,805
156,650 Texas Instruments, Inc. 25,881,713
Total 237,071,106
Materials (3.6%)
823,107 Axalta Coating Systems, Ltd.
a
20,964,535
231,327 CF Industries Holdings, Inc. 19,709,060
291,297 Eastman Chemical Company 23,723,228
178,922 Nucor Corporation 23,583,709
Total 87,980,532
Real Estate (2.7%)
67,349 AvalonBay Communities, Inc. 10,878,210
173,334 CBRE Group, Inc.
a
13,339,785
1,020,411 Healthcare Realty Trust, Inc. 19,663,320
1,476,732 Host Hotels & Resorts, Inc. 23,701,549
Total 67,582,864
Utilities (4.0%)
252,668 Constellation Energy Corporation 21,782,508
262,111 Duke Energy Corporation 26,994,812
261,031 Entergy Corporation 29,365,988
358,703 Public Service Enterprise Group,
Inc. 21,977,733
Total 100,121,041
Total Common Stock
(cost $1,825,136,942) 2,429,212,160

Large Cap Value Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Short-Term Investments ( 1.8% ) Value
Thrivent Core Short-Term Reserve
Fund
4,582,601 4.710% $ 45,826,009
Total Short-Term Investments
(cost $45,815,904) 45,826,009
Total Investments (cost
$1,870,952,846) 100.0% $2,475,038,169
Other Assets and Liabilities, Net
(<0.1%) (107,227)
Total Net Assets 100.0% $2,474,930,942
a Non-income producing security.
Definitions:
ADR - American Depositary Receipt, which are certificates
for an underlying foreign security's shares held by an
issuing U.S. depository bank.
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 703,883,497
Gross unrealized depreciation (90,991,493)
Net unrealized appreciation (depreciation) $ 612,892,004
Cost for federal income tax purposes $ 1,862,146,165
Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Large Cap Value Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Common Stock
Communications Services 135,119,850 135,119,850 – –
Consumer Discretionary 160,258,940 160,258,940 – –
Consumer Staples 177,098,516 177,098,516 – –
Energy 228,556,943 228,556,943 – –
Financials 475,005,831 448,420,428 26,585,403 –
Health Care 455,465,316 455,465,316 – –
Industrials 304,951,221 304,951,221 – –
Information Technology 237,071,106 204,868,301 32,202,805 –
Materials 87,980,532 87,980,532 – –
Real Estate 67,582,864 67,582,864 – –
Utilities 100,121,041 100,121,041 – –
Subtotal Investments in Securities $2,429,212,160 $2,370,423,952 $58,788,208 $–
Other Investments  * Total
Affiliated Short-Term Investments 45,826,009
Subtotal Other Investments $45,826,009
Total Investments at Value $2,475,038,169
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Large Cap Value Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Large Cap Value Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $32,435 $229,503 $216,112 $45,826 4,583 1.8%
Total Affiliated Short-Term Investments 32,435 45,826 1.8
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment 21,921 95,230 117,151 – – –
Total Collateral Held for Securities Loaned 21,921 – –
Total Value $54,356 $45,826
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $– $– $ – $849
Total Income/Non Income Cash from Affiliated
Investments $849
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 17
Total Affiliated Income from Securities Loaned, Net $17
Total Value $– $– $ –

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income ( 97.4% ) Value
Asset-Backed Securities (15.2%)
510 Asset Backed Trust
$ 2,843,124
2.116%,  6/25/2061, Ser.
2021-NPL2, Class A1
a,b
$ 2,548,768
2,566,728
2.240%,  11/25/2069, Ser.
2021-NPL1, Class A1
a,b
2,345,433
Affirm Asset Securitization Trust
6,000,000
1.030%,  8/15/2026, Ser.
2021-B, Class A
a
5,690,466
1,098,279
1.750%,  2/15/2027, Ser.
2022-X1, Class A
a
1,067,717
2,000,000
4.300%,  5/17/2027, Ser.
2022-A, Class A
a
1,900,464
AMSR Trust
2,000,000
2.417%,  12/17/2038, Ser.
2021-SFR4, Class B
a
1,712,310
Ares XL CLO, Ltd.
3,000,000
5.479%,  (LIBOR 3M +
1.400%), 1/15/2029, Ser.
2016-40A, Class A3RR
a,c
2,908,254
Arkansas Student Loan Auth.
2,060,405
5.634%,  (LIBOR 3M +
0.900%), 11/25/2043, Ser.
2010-1A
c
2,028,783
Avant Credit Card Master Trust
4,500,000
1.370%,  4/15/2027, Ser.
2021-1A, Class A
a
4,116,935
Bankers Healthcare Group
Securitization Trust
1,367,956
5.280%,  10/17/2035, Ser.
2022-C, Class A
a
1,356,675
BHG Securitization Trust
2,584,079
0.900%,  10/17/2034, Ser.
2021-B, Class A
a
2,432,391
BRAVO Residential Funding Trust
3,313,616
4.678%,  (SOFR30A +
0.750%), 1/25/2023, Ser.
2021-HE2, Class A1
a,c
3,279,970
Business Jet Securities, LLC
1,154,607
2.981%,  11/15/2035, Ser.
2020-1A, Class A
a
1,051,661
Cascade Funding Mortgage Trust
1,363,632
1.100%,  3/20/2041, Ser.
2021-GRN1, Class A
a
1,255,256
Commonbond Student Loan Trust
291,735
2.550%,  5/25/2041, Ser.
2017-AGS, Class A1
a
271,206
694,090
4.889%,  (LIBOR 1M +
0.500%), 2/25/2044, Ser.
2018-AGS, Class A2
a,c
671,902
CoreVest American Finance Trust
5,782
3.804%,  6/15/2051, Ser.
2018-1, Class A
a
5,767
Education Funding Trust
1,429,211
2.790%,  7/25/2041, Ser.
2020-A, Class A
a
1,318,334
Flatiron CLO, Ltd.
3,500,000
6.056%,  (LIBOR 3M +
1.450%), 5/15/2030, Ser.
2017-1A, Class BR
a,c
3,401,982
Foundation Finance Trust
1,505,187
1.270%,  5/15/2041, Ser.
2021-1A, Class A
a
1,346,184
Principal
Amount Long-Term Fixed Income (97.4%) Value
Asset-Backed Securities (15.2%) - continued
Freedom ABS Trust
$ 2,761,621
6.490%,  12/18/2029, Ser.
2022-4FP, Class A
a
$ 2,761,078
Galaxy XXIII CLO, Ltd.
3,800,000
5.675%,  (LIBOR 3M +
1.350%), 4/24/2029, Ser.
2017-23A, Class B1R
a,c
3,673,487
Genesis Sales Finance Master
Trust
5,000,000
1.200%,  12/21/2026, Ser.
2021-AA, Class A
a
4,682,245
GMAC Mortgage Corporation
Loan Trust
37,689
4.889%,  (LIBOR 1M +
0.500%), 8/25/2035, Ser.
2005-HE1, Class A2
c,d
19,423
GSAA Home Equity Trust
543,064
6.339%,  (LIBOR 1M +
1.950%), 5/25/2034, Ser.
2004-4, Class M2
c
560,678
844,141
4.519%,  8/25/2034, Ser.
2004-10, Class M2
b
749,785
Longfellow Place CLO, Ltd.
6,700,000
5.829%,  (LIBOR 3M +
1.750%), 4/15/2029, Ser.
2013-1A, Class BR3
a,c
6,563,072
Marlette Funding Trust
1,252,461
5.180%,  11/15/2032, Ser.
2022-3A, Class A
a
1,242,503
Mercury Financial Credit Card
Master Trust
1,800,000
2.500%,  9/21/2026, Ser.
2022-1A, Class A
a
1,711,293
National Collegiate Trust
741,303
4.684%,  (LIBOR 1M +
0.295%), 5/25/2031, Ser.
2007-A, Class A
a,c
715,937
Navient Student Loan Trust
1,401,702
4.160%,  10/15/2070, Ser.
2022-BA, Class A
a
1,309,442
Oak Street Investment
2,120,071
1.850%,  11/20/2050, Ser.
2020-1A, Class A1
a
1,881,630
OneMain Financial Issuance Trust
3,500,000
1.750%,  9/14/2035, Ser.
2020-2A, Class A
a
3,057,496
OSD CLO 2021-23, Ltd.
2,000,000
5.599%,  (LIBOR 3M +
1.520%), 4/17/2031, Ser.
2021-23A, Class B
a,c
1,900,048
OZLM VIII, Ltd.
2,000,000
5.729%,  (LIBOR 3M +
1.650%), 10/17/2029, Ser.
2014-8A, Class A2R3
a,c
1,922,614
Pagaya AI Technology in Housing
Trust
2,000,000
4.250%,  8/25/2025, Ser.
2022-1, Class B
a
1,848,034
Park Blue CLO 2022-II, Ltd.
2,000,000
7.175%,  (TSFR3M +
2.550%), 1/20/2035, Ser.
2022-2A, Class A1
a,c,e
1,989,826

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (97.4%) Value
Asset-Backed Securities (15.2%) - continued
PPM CLO 6, Ltd.
$ 3,500,000
7.025%,  (TSFR3M +
2.450%), 1/20/2031, Ser.
2022-6A, Class A
a,c
$ 3,494,600
Pretium Mortgage Credit Partners,
LLC
1,514,461
5.240%,  4/25/2052, Ser.
2022-NPL2, Class A1
a,b
1,457,160
2,595,205
1.868%,  7/25/2051, Ser.
2021-NPL3, Class A1
a,b
2,290,120
1,205,911
2.240%,  9/27/2060, Ser.
2021-NPL1, Class A1
a,b
1,098,326
Progress Residential Trust
1,997,532
2.078%,  6/18/2037, Ser.
2020-SFR2, Class A
a
1,835,196
Sound Point CLO XIV, Ltd.
4,500,000
5.825%,  (LIBOR 3M +
1.500%), 1/23/2029, Ser.
2016-3A, Class B1R
a,c
4,398,741
5,000,000
6.375%,  (LIBOR 3M +
2.050%), 1/23/2029, Ser.
2016-3A, Class CR
a,c
4,800,690
Sound Point CLO XV, Ltd.
6,000,000
5.825%,  (LIBOR 3M +
1.500%), 1/23/2029, Ser.
2017-1A, Class BR
a,c
5,821,398
Terwin Mortgage Trust
1,209,921
5.889%,  (LIBOR 1M +
1.500%), 12/25/2034, Ser.
2004-21HE, Class 2M2
a,c
1,179,877
Towd Point Asset Trust 2021-SL1
2,147,676
1.050%,  11/20/2061, Ser.
2021-SL1, Class A1
a
1,947,791
Tricon Residential Trust
1,000,000
2.244%,  7/17/2038, Ser.
2021-SFR1, Class B
a
862,179
Upstart Securitization Trust
89,727
0.870%,  3/20/2031, Ser.
2021-1, Class A
*
89,449
750,595
0.910%,  6/20/2031, Ser.
2021-2, Class A
*
737,819
1,694,138
0.830%,  7/20/2031, Ser.
2021-3, Class A
*
1,659,125
VCAT Asset Securitization, LLC
1,275,524
2.289%,  12/26/2050, Ser.
2021-NPL1, Class A1
a,b
1,204,041
Vericrest Opportunity Loan
Transferee
2,655,255
1.893%,  2/27/2051, Ser.
2021-NPL1, Class A1
a,b
2,291,163
3,416,405
1.893%,  2/27/2051, Ser.
2021-NPL2, Class A1
a,b
3,073,441
1,052,709
2.116%,  4/25/2051, Ser.
2021-NPL8, Class A1
a,b
930,413
3,176,167
1.868%,  8/25/2051, Ser.
2021-NP11, Class A1
a,b
2,740,496
Wind River CLO, Ltd.
3,000,000
5.843%,  (LIBOR 3M +
1.600%), 7/20/2030, Ser.
2013-1A, Class A2RR
a,c
2,914,680
Total 122,125,754
Principal
Amount Long-Term Fixed Income (97.4%) Value
Basic Materials (1.5%)
Anglo American Capital plc
$ 1,250,000 4.875%,  5/14/2025
a
$ 1,226,766
EI du Pont de Nemours &
Company
700,000 1.700%,  7/15/2025 646,521
Freeport-McMoRan, Inc.
1,890,000 4.550%,  11/14/2024 1,862,164
Glencore Funding, LLC
1,000,000 4.625%,  4/29/2024
a
986,878
Kinross Gold Corporation
1,000,000 5.950%,  3/15/2024 1,003,711
LYB International Finance III, LLC
1,079,000 1.250%,  10/1/2025 962,582
Nucor Corporation
800,000 2.000%,  6/1/2025 744,510
Nutrien, Ltd.
750,000 5.900%,  11/7/2024 759,426
Sherwin-Williams Company
1,200,000 4.250%,  8/8/2025 1,179,059
Steel Dynamics, Inc.
775,000 2.400%,  6/15/2025 726,702
Syngenta Finance NV
2,235,000 4.892%,  4/24/2025
a
2,164,675
Total 12,262,994
Capital Goods (1.9%)
Boeing Company
2,350,000 4.875%,  5/1/2025 2,332,006
1,750,000 2.196%,  2/4/2026 1,589,985
Caterpillar Financial Services
Corporation
1,000,000 3.650%,  8/12/2025 975,562
CNH Industrial Capital, LLC
1,020,000 1.950%,  7/2/2023 1,002,603
Howmet Aerospace, Inc.
1,250,000 6.875%,  5/1/2025 1,282,713
Huntington Ingalls Industries, Inc.
700,000 3.844%,  5/1/2025 676,346
John Deere Capital Corporation
1,000,000 4.050%,  9/8/2025 984,189
Otis Worldwide Corporation
1,225,000 2.056%,  4/5/2025 1,146,137
Republic Services, Inc.
1,250,000 2.500%,  8/15/2024 1,197,859
1,250,000 0.875%,  11/15/2025 1,119,535
Roper Technologies, Inc.
750,000 2.350%,  9/15/2024 716,086
675,000 1.000%,  9/15/2025 604,775
Textron, Inc.
2,000,000 3.875%,  3/1/2025 1,945,263
Total 15,573,059
Collateralized Mortgage Obligations (11.0%)
Angel Oak Mortgage Trust
2,618,213
3.085%,  12/25/2066, Ser.
2022-1, Class A2
a,c
2,213,765
Banc of America Funding Trust
305,708
2.115%,  1/25/2035, Ser.
2004-D, Class 4A1
c
297,613

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (97.4%) Value
Collateralized Mortgage Obligations (11.0%) -
continued
$ 464,957
5.750%,  3/25/2036, Ser.
2006-3, Class 3A1 $ 434,955
Bear Stearns Adjustable Rate
Mortgage Trust
108,771
5.230%,  (CMT 1Y + 2.300%),
10/25/2035, Ser. 2005-9,
Class A1
c
100,593
Bellemeade Re, Ltd.
1,356,483
5.678%,  (SOFR30A +
1.750%), 3/25/2031, Ser.
2021-1A, Class M1A
a,c
1,348,747
Cascade Funding Mortgage Trust
2,546,815
0.898%,  6/25/2036, Ser.
2021-HB6, Class A
a,c
2,409,427
1,217,958
4.000%,  10/25/2068, Ser.
2018-RM2, Class A
a,c
1,172,222
Cascade Funding Mortgage Trust,
LLC
1,334,741
0.946%,  12/26/2030, Ser.
2020-HB4, Class A
a,c
1,294,039
1,130,890
0.801%,  2/25/2031, Ser.
2021-HB5, Class A
a,c
1,090,336
CHNGE Mortgage Trust
2,000,000
6.000%,  1/25/2058, Ser.
2022-5, Class A1
a,c
1,946,614
1,811,018
3.007%,  1/25/2067, Ser.
2022-1, Class A1
a,c
1,605,386
2,675,000
3.757%,  3/25/2067, Ser.
2022-2, Class A1
a,c
2,485,461
CIM Trust
1,469,749
2.568%,  7/25/2059, Ser.
2021-NR2, Class A1
a,b
1,352,325
Citigroup Mortgage Loan Trust,
Inc.
609,189
2.742%,  (CMT 1Y + 2.400%),
3/25/2036, Ser. 2006-AR1,
Class 3A1
c
561,014
Colony American Finance, Ltd.
3,000,000
2.239%,  3/28/2029, Ser.
2021-RTL1, Class A1
a
2,728,036
COLT Mortgage Loan Trust
2,623,962
1.726%,  11/25/2066, Ser.
2021-5, Class A1
a,c
2,209,760
Countrywide Alternative Loan Trust
160,825
5.500%,  11/25/2035, Ser.
2005-49CB, Class A1 111,386
180,381
5.500%,  2/25/2036, Ser.
2005-85CB, Class 2A2 141,872
Credit Suisse Mortgage Capital
Certificates
3,177,572
2.303%,  10/25/2066, Ser.
2021-NQM8, Class A2
a,c
2,618,645
Credit Suisse Mortgage Trust
3,000,000
3.346%,  1/25/2067, Ser.
2022-ATH1, Class A1B
a,c
2,485,649
2,714,000
2.688%,  3/25/2059, Ser.
2020-RPL6, Class A1
a,c
2,565,151
Deephaven Residential Mortgage
Trust
2,698,484
2.205%,  1/25/2067, Ser.
2022-1, Class A1
a,c
2,328,699
Principal
Amount Long-Term Fixed Income (97.4%) Value
Collateralized Mortgage Obligations (11.0%) -
continued
$ 2,497,704
2.085%,  11/25/2066, Ser.
2021-4, Class A2
a,c
$ 2,059,337
Federal National Mortgage
Association - REMIC
2,370,862
4.500%,  1/25/2046, Ser.
2022-68, Class BA 2,329,374
Flagstar Mortgage Trust
1,719,502
2.500%,  9/25/2041, Ser.
2021-9INV, Class A1
a,c
1,493,531
FWD Securitization Trust
926,682
2.810%,  6/25/2049, Ser.
2019-INV1, Class A1
a,c
851,268
GCAT Trust
2,084,257
1.855%,  8/25/2066, Ser.
2021-NQM6, Class A1
a,c
1,740,993
GS Mortgage-Backed Securities
Trust
425,700
1.791%,  9/27/2060, Ser.
2020-NQM1, Class A2
a,c
372,164
Homeward Opportunities Fund
Trust
2,132,053
3.228%,  8/25/2025, Ser.
2020-BPL1, Class A1
a,b
2,125,763
J.P. Morgan Alternative Loan Trust
611,452
3.302%,  3/25/2036, Ser.
2006-A1, Class 2A1
c
573,006
LHOME Mortgage Trust
3,000,000
2.090%,  2/25/2026, Ser.
2021-RTL1, Class A1
a,c
2,840,010
2,800,000
2.090%,  6/25/2026, Ser.
2021-RTL2, Class A1
a,b
2,632,590
2,000,000
2.363%,  9/25/2026, Ser.
2021-RTL3, Class A1
a,b
1,862,980
MFRA Trust
2,363,118
3.875%,  9/25/2056, Ser.
2022-CHM1, Class A1
a,b
2,211,119
Mortgage Equity Conversion Asset
Trust
1,663,777
5.130%,  (CMT 1Y + 0.490%),
1/25/2042, Ser. 2007-FF1,
Class A
a,c
1,644,680
1,696,193
5.130%,  (CMT 1Y + 0.470%),
2/25/2042, Ser. 2007-FF2,
Class A
a,c
1,649,677
New York Mortgage Trust
3,000,000
2.239%,  5/25/2026, Ser.
2021-BPL1, Class A1
a,b
2,781,983
1,676,405
2.944%,  10/25/2060, Ser.
2020-SP2, Class A1
a,c
1,617,811
Oaktown Re, Ltd.
1,222,211
5.578%,  (SOFR30A +
1.650%), 10/25/2033, Ser.
2021-1A, Class M1A
a,c
1,219,483
Onslow Bay Financial, LLC
2,500,000
3.688%,  1/25/2062, Ser.
2022-NQM3, Class A1B
a,c
2,146,749
Palisades Mortgage Loan Trust
1,500,000
2.857%,  6/25/2026, Ser.
2021-RTL1, Class A1
a,b
1,394,877

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (97.4%) Value
Collateralized Mortgage Obligations (11.0%) -
continued
Preston Ridge Partners Mortgage
Trust, LLC
$ 1,906,012
2.363%,  11/25/2025, Ser.
2020-6, Class A1
a,b
$ 1,758,766
1,961,821
2.115%,  1/25/2026, Ser.
2021-1, Class A1
a,c
1,834,318
ROC Securities Trust Series
2,900,000
2.487%,  8/25/2026, Ser.
2021-RTL1, Class A1
a,c
2,716,478
Starwood Mortgage Residential
Trust
1,709,000
2.731%,  11/25/2066, Ser.
2021-6, Class A2
a,c
1,177,583
Toorak Mortgage Corporation, Ltd.
2,719,764
2.577%,  2/25/2057, Ser.
2022-INV1, Class A1
a,c
2,383,713
3,069,211
2.734%,  3/25/2023, Ser.
2020-1, Class A1
a,b
2,964,414
3,000,000
2.240%,  6/25/2024, Ser.
2021-1, Class A1
a,b
2,837,081
TRK Trust
1,747,161
1.966%,  11/25/2056, Ser.
2021-INV2, Class A1
a,c
1,437,117
TVC Mortgage Trust
1,332,164
3.474%,  9/25/2024, Ser.
2020-RTL1, Class A1
a
1,327,657
Vericrest Opportunity Loan
Transferee
1,969,162
2.116%,  3/27/2051, Ser.
2021-NPL5, Class A1
a,b
1,785,151
Verus Securitization Trust
1,460,231
2.286%,  11/25/2066, Ser.
2021-8, Class A2
a,c
1,215,493
Wachovia Mortgage Loan Trust,
LLC
36,485
3.937%,  5/20/2036, Ser.
2006-A, Class 2A1
c
34,269
Total 88,521,130
Commercial Mortgage-Backed Securities (0.7%)
GCT Commercial Mortgage Trust
2,000,000
5.568%,  (LIBOR 1M +
1.250%), 2/15/2038, Ser.
2021-GCT, Class B
a,c
1,796,498
GS Mortgage Securities Trust
3,000,000
5.918%,  (LIBOR 1M +
1.600%), 5/15/2026, Ser.
2021-ROSS, Class B
a,c
2,708,865
Silver Hill Trust
1,408,441
3.102%,  11/25/2049, Ser.
2019-1, Class A1
a,c
1,326,360
Total 5,831,723
Communications Services (2.5%)
American Tower Corporation
750,000 3.375%,  5/15/2024 729,824
1,000,000 4.400%,  2/15/2026 974,431
500,000 1.450%,  9/15/2026 436,272
Bell Canada
2,250,000 0.750%,  3/17/2024 2,132,618
Principal
Amount Long-Term Fixed Income (97.4%) Value
Communications Services (2.5%) - continued
British Sky Broadcasting Group
plc
$ 503,000 3.750%,  9/16/2024
a
$ 490,989
Charter Communications
Operating, LLC
650,000 4.500%,  2/1/2024 642,324
2,100,000 4.908%,  7/23/2025 2,058,212
Comcast Corporation
1,000,000 5.250%,  11/7/2025 1,013,102
Cox Communications, Inc.
517,000 3.150%,  8/15/2024
a
497,543
Crown Castle International
Corporation
1,000,000 3.200%,  9/1/2024 965,626
Fox Corporation
440,000 3.050%,  4/7/2025 420,625
Magallanes, Inc.
700,000 3.428%,  3/15/2024
a
679,538
1,900,000 3.638%,  3/15/2025
a
1,806,829
Netflix, Inc.
1,000,000 5.875%,  2/15/2025 1,012,600
NTT Finance Corporation
700,000 4.142%,  7/26/2024
a
688,888
Paramount Global
400,000 4.750%,  5/15/2025 393,791
Sprint Corporation
2,450,000 7.125%,  6/15/2024 2,497,873
1,000,000 7.625%,  2/15/2025 1,032,334
T-Mobile USA, Inc.
1,900,000 3.500%,  4/15/2025 1,827,240
Total 20,300,659
Consumer Cyclical (5.8%)
Amazon.com, Inc.
1,300,000 4.600%,  12/1/2025 1,296,800
D.R. Horton, Inc.
800,000 2.600%,  10/15/2025 744,819
Daimler Finance North America,
LLC
875,000 1.750%,  3/10/2023
a
869,776
1,000,000
5.348%,  (LIBOR 3M +
0.840%), 5/4/2023
a,c
1,000,099
1,000,000 0.750%,  3/1/2024
a
949,496
Daimler Trucks Finance North
America, LLC
2,000,000 1.625%,  12/13/2024
a
1,856,078
Expedia Group, Inc.
3,150,000 6.250%,  5/1/2025
a
3,176,702
Ford Motor Credit Company, LLC
1,840,000 3.370%,  11/17/2023 1,794,527
1,250,000 3.810%,  1/9/2024 1,215,660
1,100,000 3.375%,  11/13/2025 994,414
General Motors Company
1,000,000 6.125%,  10/1/2025 1,017,710
General Motors Financial
Company, Inc.
1,250,000 1.050%,  3/8/2024 1,187,004
1,900,000 3.950%,  4/13/2024 1,862,560
1,420,000 2.900%,  2/26/2025 1,344,960
925,000 2.750%,  6/20/2025 865,891

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (97.4%) Value
Consumer Cyclical (5.8%) - continued
Hyundai Capital America
$ 900,000 0.800%,  1/8/2024
a
$ 856,179
1,140,000 1.800%,  10/15/2025
a
1,025,337
750,000 1.650%,  9/17/2026
a
659,159
Hyundai Capital Services, Inc.
750,000 1.250%,  2/8/2026
a
651,360
Kohl's Corporation
2,286,000 9.500%,  5/15/2025 2,410,016
Lennar Corporation
550,000 5.875%,  11/15/2024 552,371
1,100,000 4.750%,  5/30/2025 1,092,973
Lowe's Companies, Inc.
2,000,000 4.000%,  4/15/2025 1,961,049
1,000,000 4.400%,  9/8/2025 985,069
Marriott International, Inc.
1,150,000 3.600%,  4/15/2024 1,126,968
1,000,000 5.750%,  5/1/2025 1,008,621
Mercedes-Benz Finance North
America, LLC
500,000 5.500%,  11/27/2024
a
502,826
Meritage Homes Corporation
2,000,000 6.000%,  6/1/2025 1,990,376
Nissan Motor Company, Ltd.
2,075,000 3.043%,  9/15/2023
a
2,033,025
PulteGroup, Inc.
1,750,000 5.500%,  3/1/2026 1,756,222
Toll Brothers Finance Corporation
1,700,000 4.375%,  4/15/2023 1,692,544
Toyota Motor Credit Corporation
1,000,000 4.400%,  9/20/2024 990,566
875,000 0.800%,  10/16/2025 783,342
VICI Properties, LP/VICI Note
Company, Inc.
2,750,000 4.625%,  6/15/2025
a
2,636,563
Volkswagen Group of America
Finance, LLC
2,000,000 4.250%,  11/13/2023
a
1,980,434
Total 46,871,496
Consumer Non-Cyclical (5.1%)
AbbVie, Inc.
1,000,000 3.850%,  6/15/2024 984,565
1,920,000 3.600%,  5/14/2025 1,860,762
Altria Group, Inc.
1,000,000 4.400%,  2/14/2026 978,955
Amgen, Inc.
1,320,000 1.900%,  2/21/2025 1,238,390
AstraZeneca plc
1,550,000 0.700%,  4/8/2026 1,362,640
BAT International Finance plc
2,500,000 1.668%,  3/25/2026 2,215,136
Bunge, Ltd. Finance Corporation
2,250,000 1.630%,  8/17/2025 2,048,918
Cargill, Inc.
1,500,000 3.500%,  4/22/2025
a
1,451,406
Coca-Cola European Partners plc
1,250,000 0.800%,  5/3/2024
a
1,173,999
Conagra Brands, Inc.
1,750,000 4.300%,  5/1/2024 1,725,902
Principal
Amount Long-Term Fixed Income (97.4%) Value
Consumer Non-Cyclical (5.1%) - continued
Diageo Capital plc
$ 750,000 5.200%,  10/24/2025 $ 759,542
Gilead Sciences, Inc.
1,031,000 0.750%,  9/29/2023 998,836
GSK Consumer Healthcare Capital
UK plc
750,000 3.125%,  3/24/2025 713,246
GSK Consumer Healthcare Capital
US, LLC
1,100,000 3.375%,  3/24/2027 1,024,051
HCA, Inc.
1,250,000 5.875%,  2/15/2026 1,257,888
Imperial Brands Finance plc
1,750,000 3.125%,  7/26/2024
a
1,672,972
JBS USA LUX SA/JBS USA Food
Company/JBS USA Finance,
Inc.
2,000,000 2.500%,  1/15/2027
a
1,749,440
Kraft Heinz Foods Company
2,500,000 3.000%,  6/1/2026 2,339,548
Mattel, Inc.
2,000,000 3.375%,  4/1/2026
a
1,838,810
McKesson Corporation
1,500,000 0.900%,  12/3/2025 1,331,926
Newell Brands, Inc.
2,000,000 4.875%,  6/1/2025 1,945,000
Philip Morris International, Inc.
450,000 5.125%,  11/15/2024 450,595
1,250,000 5.000%,  11/17/2025 1,255,616
1,350,000 0.875%,  5/1/2026 1,185,995
Royalty Pharma plc
2,675,000 1.200%,  9/2/2025 2,393,968
Stryker Corporation
2,500,000 3.500%,  3/15/2026 2,399,486
Universal Health Services, Inc.
1,650,000 1.650%,  9/1/2026 1,413,984
Zoetis, Inc.
1,150,000 5.400%,  11/14/2025 1,172,974
Total 40,944,550
Energy (4.7%)
Canadian Natural Resources, Ltd.
1,400,000 2.050%,  7/15/2025 1,302,470
Cheniere Corpus Christi Holdings,
LLC
1,391,000 5.875%,  3/31/2025 1,399,449
Cheniere Energy Partners, LP
2,500,000 4.500%,  10/1/2029 2,248,054
Continental Resources, Inc.
1,900,000 4.500%,  4/15/2023 1,895,402
1,000,000 3.800%,  6/1/2024 972,427
Devon Energy Corporation
1,800,000 5.250%,  9/15/2024 1,801,589
1,150,000 5.850%,  12/15/2025 1,170,757
Energy Transfer, LP
2,273,000 4.200%,  9/15/2023 2,258,732
750,000 5.875%,  1/15/2024 751,886
950,000 2.900%,  5/15/2025 894,657
EQT Corporation
500,000 6.125%,  2/1/2025 501,175

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (97.4%) Value
Energy (4.7%) - continued
$ 400,000 5.678%,  10/1/2025 $ 398,056
Equinor ASA
925,000 2.875%,  4/6/2025 886,351
Hess Corporation
2,238,000 3.500%,  7/15/2024 2,172,825
Marathon Petroleum Corporation
1,700,000 4.700%,  5/1/2025 1,674,006
MPLX, LP
1,500,000 4.875%,  6/1/2025 1,477,008
1,100,000 1.750%,  3/1/2026 980,507
National Fuel Gas Company
750,000 5.200%,  7/15/2025 746,076
1,370,000 5.500%,  1/15/2026 1,362,947
Occidental Petroleum Corporation
1,500,000 5.875%,  9/1/2025 1,494,568
ONEOK Partners, LP
721,000 4.900%,  3/15/2025 710,553
ONEOK, Inc.
1,000,000 2.750%,  9/1/2024 957,334
Ovintiv Exploration, Inc.
1,200,000 5.375%,  1/1/2026 1,188,017
Petroleos Mexicanos
546,250 2.378%,  4/15/2025 527,877
Pioneer Natural Resources
Company
1,700,000 1.125%,  1/15/2026 1,515,222
Plains All American Pipeline, LP
2,000,000 3.850%,  10/15/2023 1,971,878
750,000 4.650%,  10/15/2025 733,893
Targa Resources Partners, LP
1,750,000 6.875%,  1/15/2029 1,763,926
Transcontinental Gas Pipe Line
Company, LLC
600,000 7.850%,  2/1/2026 640,359
Western Midstream Operating, LP
1,500,000 3.350%,  2/1/2025 1,419,330
Total 37,817,331
Financials (29.4%)
AerCap Ireland Capital DAC/
AerCap Global Aviation Trust
1,375,000 3.150%,  2/15/2024 1,329,154
1,000,000 1.650%,  10/29/2024 922,400
1,300,000 6.500%,  7/15/2025 1,317,261
1,200,000 1.750%,  1/30/2026 1,055,738
250,000 2.450%,  10/29/2026 218,610
Air Lease Corporation
1,500,000 4.250%,  2/1/2024 1,474,157
1,500,000 0.800%,  8/18/2024 1,381,229
Aircastle, Ltd.
1,500,000 4.400%,  9/25/2023 1,485,057
2,100,000 5.250%,  8/11/2025
a
2,019,649
Ally Financial, Inc.
3,000,000 5.750%,  11/20/2025 2,906,243
American Express Company
1,650,000 2.250%,  3/4/2025 1,557,389
1,500,000 3.950%,  8/1/2025 1,469,457
American International Group, Inc.
700,000 2.500%,  6/30/2025 658,980
Principal
Amount Long-Term Fixed Income (97.4%) Value
Financials (29.4%) - continued
Anthem, Inc.
$ 1,025,000 2.375%,  1/15/2025 $ 972,994
Ares Capital Corporation
924,000 4.250%,  3/1/2025 875,777
1,350,000 3.875%,  1/15/2026 1,237,209
800,000 2.150%,  7/15/2026 677,338
Athene Global Funding
1,100,000 1.200%,  10/13/2023
a
1,062,972
Australia and New Zealand
Banking Group, Ltd.
1,890,000 2.950%,  7/22/2030
a,c
1,708,632
Aviation Capital Group, LLC
1,200,000 5.500%,  12/15/2024
a
1,178,681
1,500,000 4.875%,  10/1/2025
a
1,413,486
Avolon Holdings Funding, Ltd.
2,000,000 3.950%,  7/1/2024
a
1,914,602
1,644,000 5.500%,  1/15/2026
a
1,562,955
1,000,000 2.125%,  2/21/2026
a
860,676
450,000 4.250%,  4/15/2026
a
407,948
Banco Bilbao Vizcaya Argentaria
SA
1,400,000 0.875%,  9/18/2023 1,355,773
Banco Santander Mexico SA
320,000 5.375%,  4/17/2025
a
316,640
Banco Santander SA
1,000,000 0.701%,  6/30/2024
c
972,370
1,600,000 5.147%,  8/18/2025 1,582,290
1,000,000 1.849%,  3/25/2026 882,639
Bank of America Corporation
1,775,000 4.200%,  8/26/2024 1,747,539
1,800,000 0.810%,  10/24/2024
c
1,725,936
1,000,000 3.458%,  3/15/2025
c
973,456
1,250,000 0.976%,  4/22/2025
c
1,171,942
1,500,000 3.841%,  4/25/2025
c
1,464,487
1,125,000 0.981%,  9/25/2025
c
1,035,423
1,900,000 2.456%,  10/22/2025
c
1,795,228
850,000 3.384%,  4/2/2026
c
811,783
1,275,000 1.319%,  6/19/2026
c
1,148,131
1,000,000 4.827%,  7/22/2026
c
988,315
1,500,000 1.734%,  7/22/2027
c
1,314,175
Bank of Montreal
1,000,000 4.250%,  9/14/2024 986,679
1,000,000 1.500%,  1/10/2025 932,750
Bank of New York Mellon
Corporation
700,000 4.700%,  9/20/2025
c,f
672,091
1,000,000 4.414%,  7/24/2026
c
984,755
Bank of New Zealand
875,000 2.000%,  2/21/2025
a
817,465
Bank of Nova Scotia
1,000,000 5.250%,  12/6/2024 1,001,845
935,000 4.900%,  6/4/2025
c,f
896,431
Barclays plc
2,000,000
6.024%,  (LIBOR 3M +
1.380%), 5/16/2024
c
1,999,668
1,500,000 4.375%,  9/11/2024 1,465,206
1,600,000 1.007%,  12/10/2024
c
1,523,051
Blackstone Private Credit Fund
1,750,000 2.700%,  1/15/2025 1,616,806
850,000 4.700%,  3/24/2025
g
814,801
BNP Paribas SA
1,900,000 6.625%,  3/25/2024
a,c,f
1,835,373

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (97.4%) Value
Financials (29.4%) - continued
$ 960,000 2.819%,  11/19/2025
a,c
$ 909,387
1,300,000 1.323%,  1/13/2027
a,c
1,136,234
BPCE SA
950,000 2.375%,  1/14/2025
a
886,041
Canadian Imperial Bank of
Commerce
1,250,000 3.945%,  8/4/2025 1,220,845
Capital One Financial Corporation
750,000 2.636%,  3/3/2026
c
702,485
1,500,000 4.985%,  7/24/2026
c
1,469,114
Centene Corporation
2,000,000 4.250%,  12/15/2027 1,875,726
1,200,000 4.625%,  12/15/2029 1,096,603
Charles Schwab Corporation
400,000 5.375%,  6/1/2025
c,f
391,200
1,250,000 4.000%,  6/1/2026
c,f
1,084,375
Citigroup, Inc.
1,800,000 4.000%,  8/5/2024 1,767,754
2,500,000 0.776%,  10/30/2024
c
2,395,397
1,000,000 3.290%,  3/17/2026
c
950,551
925,000 3.106%,  4/8/2026
c
875,589
1,150,000 1.122%,  1/28/2027
c
1,002,208
Comerica, Inc.
585,000 5.625%,  7/1/2025
c,f
564,466
Commerzbank AG
2,300,000 8.125%,  9/19/2023
a
2,317,914
Cooperatieve Rabobank UA
1,625,000 1.339%,  6/24/2026
a,c
1,461,086
Corebridge Financial, Inc.
1,000,000 3.650%,  4/5/2027
a
932,191
Corporate Office Properties, LP
450,000 2.250%,  3/15/2026 394,525
Credit Agricole SA
1,000,000 6.875%,  9/23/2024
a,c,f
957,800
935,000 1.907%,  6/16/2026
a,c
852,276
750,000 1.247%,  1/26/2027
a,c
655,905
Credit Suisse Group AG
1,500,000 6.500%,  8/8/2023
a
1,450,500
990,000 7.500%,  12/11/2023
a,c,f
861,300
1,050,000 2.193%,  6/5/2026
a,c
896,796
500,000 6.373%,  7/15/2026
a,c
469,425
1,600,000 1.305%,  2/2/2027
a,c
1,277,893
Danske Bank AS
1,500,000 5.375%,  1/12/2024
a
1,487,575
1,000,000 0.976%,  9/10/2025
a,c
912,993
Deutsche Bank AG
1,200,000 3.700%,  5/30/2024 1,166,104
910,000 2.222%,  9/18/2024
c
878,900
2,700,000 4.500%,  4/1/2025 2,565,483
2,000,000 6.000%,  10/30/2025
c,f
1,696,143
1,100,000 2.129%,  11/24/2026
c
970,429
Discover Bank
1,250,000 2.450%,  9/12/2024 1,182,363
Elevance Health, Inc.
750,000 5.350%,  10/15/2025 758,301
Equitable Financial Life Global
Funding
1,500,000 0.800%,  8/12/2024
a
1,391,343
Fifth Third Bancorp
1,900,000 2.375%,  1/28/2025 1,801,552
Principal
Amount Long-Term Fixed Income (97.4%) Value
Financials (29.4%) - continued
First Horizon National Corporation
$ 1,325,000 3.550%,  5/26/2023 $ 1,316,545
First Republic Bank
940,000 1.912%,  2/12/2024
c
936,179
FNB Corporation
1,315,000 2.200%,  2/24/2023 1,308,383
FS KKR Capital Corporation
1,100,000 4.250%,  2/14/2025
a
1,031,043
2,000,000 3.400%,  1/15/2026 1,773,506
GA Global Funding Trust
1,200,000 1.625%,  1/15/2026
a
1,065,385
Goldman Sachs Group, Inc.
1,500,000 0.673%,  3/8/2024
c
1,483,839
1,000,000 5.700%,  11/1/2024 1,011,902
940,000 3.500%,  4/1/2025 903,944
1,915,000 3.272%,  9/29/2025
c
1,845,348
272,000 4.250%,  10/21/2025 265,457
1,700,000 0.855%,  2/12/2026
c
1,537,178
1,250,000 3.615%,  3/15/2028
c
1,164,327
1,100,000 4.482%,  8/23/2028
c
1,054,256
HSBC Holdings plc
1,500,000 6.250%,  3/23/2023
c,f,g
1,463,768
500,000 4.250%,  3/14/2024 491,125
500,000 2.999%,  3/10/2026
c
469,938
1,325,000 1.645%,  4/18/2026
c
1,195,962
1,000,000 1.589%,  5/24/2027
c
862,211
Huntington National Bank
1,000,000 5.699%,  11/18/2025
c
1,001,986
ING Groep NV
500,000 4.625%,  1/6/2026
a
488,275
1,250,000 1.726%,  4/1/2027
c
1,103,098
1,000,000 4.017%,  3/28/2028
c
935,080
J.P. Morgan Chase & Company
925,000 1.514%,  6/1/2024
c
909,923
1,100,000 3.875%,  9/10/2024 1,076,756
1,500,000
4.759%,  (LIBOR 3M +
0.850%), 1/10/2025
c,g
1,496,427
700,000 0.563%,  2/16/2025
c
660,156
1,500,000 0.969%,  6/23/2025
c
1,398,254
750,000 1.561%,  12/10/2025
c
694,370
500,000 5.546%,  12/15/2025
c
500,009
800,000 2.005%,  3/13/2026
c
740,445
900,000 2.083%,  4/22/2026
c
835,467
1,000,000 3.650%,  6/1/2026
c,f
856,250
2,500,000 1.045%,  11/19/2026
c
2,205,091
725,000 1.040%,  2/4/2027
c
630,655
800,000 4.851%,  7/25/2028
c
779,827
KeyCorp
550,000 3.878%,  5/23/2025
c
538,155
Kilroy Realty, LP
1,800,000 4.375%,  10/1/2025 1,744,856
Lloyds Banking Group plc
925,000 7.500%,  6/27/2024
c,f
896,510
350,000 4.582%,  12/10/2025 338,904
1,000,000 4.716%,  8/11/2026
c
978,434
1,000,000 3.750%,  3/18/2028
c
923,109
M&T Bank Corporation
750,000 3.500%,  9/1/2026
c,f
581,257
Macquarie Group, Ltd.
1,250,000 1.201%,  10/14/2025
a,c
1,147,114

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (97.4%) Value
Financials (29.4%) - continued
Manufacturers & Traders Trust
Company
$ 1,000,000 5.400%,  11/21/2025 $ 1,005,244
Mitsubishi UFJ Financial Group,
Inc.
875,000 2.193%,  2/25/2025 818,907
2,000,000 0.953%,  7/19/2025
c
1,858,333
800,000 5.063%,  9/12/2025
c
794,296
Mizuho Financial Group Cayman
3, Ltd.
825,000 4.600%,  3/27/2024
a
810,176
Morgan Stanley
600,000
0.560%,  (SOFRRATE +
0.466%), 11/10/2023
c
598,239
2,000,000 0.529%,  1/25/2024
c
1,986,585
500,000 0.731%,  4/5/2024
c
492,829
750,000 2.720%,  7/22/2025
c
717,015
1,300,000 0.864%,  10/21/2025
c
1,192,717
1,750,000 5.000%,  11/24/2025 1,744,725
500,000 4.679%,  7/17/2026
c
491,428
1,000,000 6.138%,  10/16/2026
c
1,021,335
1,000,000 0.985%,  12/10/2026
c
876,216
National Australia Bank, Ltd./New
York
1,000,000 5.132%,  11/22/2024 1,004,025
National Bank of Canada
1,500,000 0.750%,  8/6/2024 1,394,982
Nationwide Building Society
1,000,000 3.766%,  3/8/2024
a,c
994,516
NatWest Group plc
1,500,000 4.269%,  3/22/2025
c
1,466,818
New York Life Global Funding
450,000 2.000%,  1/22/2025
a
423,242
Nomura Holdings, Inc.
1,890,000 2.648%,  1/16/2025 1,784,501
Nordea Bank ABP
1,700,000 1.500%,  9/30/2026
a
1,467,948
Omega Healthcare Investors, Inc.
380,000 4.950%,  4/1/2024 374,417
800,000 4.500%,  1/15/2025 777,329
1,000,000 5.250%,  1/15/2026 979,207
Owl Rock Capital Corporation
750,000 4.250%,  1/15/2026 688,514
1,000,000 3.400%,  7/15/2026 873,157
Owl Rock Core Income
Corporation
650,000 4.700%,  2/8/2027 586,111
Owl Rock Technology Finance
Corporation
750,000 4.750%,  12/15/2025
a
679,110
750,000 3.750%,  6/17/2026
a
655,914
Peachtree Corners Funding Trust
1,375,000 3.976%,  2/15/2025
a
1,327,259
PNC Financial Services Group,
Inc.
750,000 5.671%,  10/28/2025
c
757,977
1,500,000 3.400%,  9/15/2026
c,f
1,188,750
Principal Life Global Funding II
1,000,000 1.375%,  1/10/2025
a
925,269
900,000 0.875%,  1/12/2026
a
792,607
Realty Income Corporation
200,000 4.600%,  2/6/2024 198,660
Principal
Amount Long-Term Fixed Income (97.4%) Value
Financials (29.4%) - continued
$ 2,950,000 4.625%,  11/1/2025 $ 2,916,388
Regency Centers, LP
1,500,000 3.750%,  6/15/2024 1,454,726
Regions Financial Corporation
925,000 2.250%,  5/18/2025 864,423
Reinsurance Group of America,
Inc.
2,000,000 4.700%,  9/15/2023 1,990,447
Royal Bank of Canada
750,000 3.970%,  7/26/2024 739,091
Santander Holdings USA, Inc.
350,000 3.450%,  6/2/2025 333,512
750,000 2.490%,  1/6/2028
c
643,487
Santander UK Group Holdings plc
925,000 1.532%,  8/21/2026
c
814,818
Simon Property Group, LP
1,250,000 3.300%,  1/15/2026 1,186,138
Societe Generale SA
1,800,000 2.625%,  10/16/2024
a
1,703,201
1,400,000 1.488%,  12/14/2026
a,c
1,216,829
Standard Chartered plc
1,175,000 3.950%,  1/11/2023
a
1,174,487
900,000 0.991%,  1/12/2025
a,c
849,284
500,000 1.214%,  3/23/2025
a,c
470,643
1,000,000 2.608%,  1/12/2028
a,c
867,346
State Street Corporation
1,000,000 5.751%,  11/4/2026
c
1,023,621
Sumitomo Mitsui Financial Group,
Inc.
1,200,000 2.448%,  9/27/2024 1,140,661
750,000 0.948%,  1/12/2026 660,510
1,200,000 2.174%,  1/14/2027 1,063,731
Sumitomo Mitsui Trust Bank, Ltd.
1,000,000 0.850%,  3/25/2024
a
945,805
Svenska Handelsbanken AB
1,500,000 0.550%,  6/11/2024
a
1,406,478
Synchrony Financial
1,485,000 4.250%,  8/15/2024 1,450,898
1,920,000 4.500%,  7/23/2025 1,840,433
Toronto-Dominion Bank
1,000,000 2.350%,  3/8/2024 970,077
875,000 0.750%,  9/11/2025 781,031
Truist Financial Corporation
675,000 4.950%,  9/1/2025
c,f
645,367
650,000 4.260%,  7/28/2026
c
638,662
U.S. Bancorp
750,000 5.727%,  10/21/2026
c
763,881
500,000 4.548%,  7/22/2028
c
488,305
UBS AG
2,756,000 5.125%,  5/15/2024 2,717,929
UBS Group AG
1,375,000 1.008%,  7/30/2024
a,c
1,336,976
800,000 4.490%,  8/5/2025
a,c
786,261
UnitedHealth Group, Inc.
800,000 5.150%,  10/15/2025 809,124
USB Realty Corporation
95,000
5.226%,  (LIBOR 3M +
1.147%), 1/15/2027
a,c,f
72,556
Wells Fargo & Company
3,200,000 2.406%,  10/30/2025
c
3,026,163
1,000,000 3.908%,  4/25/2026
c
971,907

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (97.4%) Value
Financials (29.4%) - continued
$ 500,000 4.540%,  8/15/2026
c
$ 489,980
850,000 3.526%,  3/24/2028
c
787,101
Welltower, Inc.
2,000,000 3.625%,  3/15/2024 1,957,165
Westpac Banking Corporation
750,000 5.350%,  10/18/2024 756,558
940,000 2.894%,  2/4/2030
c
861,774
Total 236,175,250
Foreign Government (0.2%)
NBN Company, Ltd.
1,000,000 0.875%,  10/8/2024
a
922,008
1,000,000 1.450%,  5/5/2026
a
882,973
Total 1,804,981
Mortgage-Backed Securities (1.3%)
Federal National Mortgage
Association Conventional 15-Yr.
Pass Through
8,400,000 5.000%,  1/1/2038
e
8,436,687
Federal National Mortgage
Association Conventional 30-Yr.
Pass Through
1,750,000 6.000%,  1/1/2042
e
1,775,823
193,886
2.926%,  (LIBOR 12M +
1.478%), 1/1/2043
c
189,929
Total 10,402,439
Technology (3.5%)
Broadcom Corporation/Broadcom
Cayman Finance, Ltd.
2,000,000 3.125%,  1/15/2025 1,921,943
Dell International, LLC
1,500,000 4.000%,  7/15/2024 1,474,162
1,750,000 5.850%,  7/15/2025 1,768,603
Fidelity National Information
Services, Inc.
1,200,000 0.600%,  3/1/2024 1,135,465
Fiserv, Inc.
2,000,000 2.750%,  7/1/2024 1,932,049
Global Payments, Inc.
925,000 3.750%,  6/1/2023 919,106
875,000 2.650%,  2/15/2025 823,239
Jabil, Inc.
1,000,000 4.250%,  5/15/2027 945,576
Marvell Technology, Inc.
1,000,000 4.200%,  6/22/2023 994,204
Microchip Technology, Inc.
1,000,000 0.983%,  9/1/2024 925,960
NXP BV/NXP Funding, LLC/NXP
USA, Inc.
1,342,000 2.700%,  5/1/2025 1,263,133
Oracle Corporation
1,055,000 2.500%,  4/1/2025 994,735
1,750,000 2.950%,  5/15/2025 1,660,326
1,000,000 5.800%,  11/10/2025 1,022,385
Panasonic Corporation
1,000,000 2.679%,  7/19/2024
a
957,407
Qorvo, Inc.
2,300,000 4.375%,  10/15/2029 2,033,752
Principal
Amount Long-Term Fixed Income (97.4%) Value
Technology (3.5%) - continued
Seagate HDD Cayman
$ 1,232,000 4.750%,  1/1/2025 $ 1,198,120
SK Hynix, Inc.
500,000 1.000%,  1/19/2024
a
474,990
Tencent Holdings, Ltd.
875,000 1.810%,  1/26/2026
a
788,874
VeriSign, Inc.
1,546,000 5.250%,  4/1/2025 1,541,961
VMware, Inc.
1,000,000 0.600%,  8/15/2023 973,874
350,000 1.400%,  8/15/2026 305,118
Western Digital Corporation
2,000,000 4.750%,  2/15/2026 1,883,440
Total 27,938,422
Transportation (1.5%)
Air Canada Pass Through Trust
700,922 3.875%,  3/15/2023
a
695,973
British Airways plc
557,148 4.625%,  6/20/2024
a
540,904
Canadian Pacific Railway
Company
1,000,000 1.350%,  12/2/2024 932,101
Continental Airlines, Inc.
1,730,372 4.150%,  4/11/2024 1,675,810
Delta Air Lines, Inc.
1,000,000 7.000%,  5/1/2025
a
1,021,941
2,150,000 4.500%,  10/20/2025
a
2,097,501
Mileage Plus Holdings, LLC
900,058 6.500%,  6/20/2027
a
894,839
Penske Truck Leasing Company,
LP
1,000,000 2.700%,  11/1/2024
a
942,625
1,000,000 3.950%,  3/10/2025
a
963,250
800,000 1.200%,  11/15/2025
a
703,908
Southwest Airlines Company
350,000 5.250%,  5/4/2025 351,301
TTX Company
800,000 4.125%,  10/1/2023
a
788,991
Total 11,609,144
U.S. Government & Agencies (9.5%)
U.S. Treasury Notes
5,700,000 0.125%,  1/15/2024 5,434,871
13,000,000 0.875%,  1/31/2024 12,473,399
9,970,000 2.500%,  1/31/2024 9,734,381
13,000,000 2.500%,  5/31/2024 12,612,539
13,000,000 0.250%,  6/15/2024 12,200,703
19,500,000 3.000%,  6/30/2024 19,033,067
4,500,000 4.000%,  10/31/2029 4,501,406
Total 75,990,366
Utilities (3.6%)
AES Corporation
1,700,000 3.300%,  7/15/2025
a
1,602,931
Alexander Funding Trust
2,500,000 1.841%,  11/15/2023
a
2,394,879
Ameren Corporation
250,000 2.500%,  9/15/2024 239,116

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (97.4%) Value
Utilities (3.6%) - continued
American Electric Power
Company, Inc.
$ 1,075,000 1.000%,  11/1/2025 $ 960,076
Berkshire Hathaway Energy
Company
575,000 4.050%,  4/15/2025 566,149
CenterPoint Energy Resources
Corporation
1,000,000 0.700%,  3/2/2023 992,786
Dominion Energy, Inc.
1,650,000 1.450%,  4/15/2026 1,468,934
DTE Energy Company
750,000 2.529%,  10/1/2024 716,902
750,000 4.220%,  11/1/2024 737,211
Duke Energy Corporation
500,000 3.250%,  1/15/2082
c
365,202
915,000 0.900%,  9/15/2025 817,560
1,350,000 5.000%,  12/8/2025 1,347,075
Edison International
1,420,000 2.950%,  3/15/2023 1,414,414
Enel Finance International NV
1,000,000 6.800%,  10/14/2025
a
1,026,829
Entergy Corporation
870,000 0.900%,  9/15/2025 774,746
Jersey Central Power & Light
Company
1,500,000 4.300%,  1/15/2026
a
1,448,785
National Rural Utilities Cooperative
Finance Corporation
1,150,000 4.750%,  4/30/2043
c
1,066,536
NextEra Energy Capital Holdings,
Inc.
750,000 4.255%,  9/1/2024 739,821
NiSource, Inc.
1,250,000 5.650%,  6/15/2023
c,f
1,165,625
920,000 0.950%,  8/15/2025 829,375
OGE Energy Corporation
1,000,000 0.703%,  5/26/2023 982,275
Public Service Enterprise Group,
Inc.
1,000,000 2.875%,  6/15/2024 965,731
Sempra Energy
1,750,000 3.300%,  4/1/2025 1,678,162
Southern California Edison
Company
1,000,000 1.100%,  4/1/2024 949,763
Southern Company
900,000 4.000%,  1/15/2051
c
819,000
750,000 3.750%,  9/15/2051
c
605,589
Vistra Operations Company, LLC
2,000,000 5.125%,  5/13/2025
a
1,955,440
Total 28,630,912
Total Long-Term Fixed Income
(cost $832,977,703) 782,800,210
Shares
Collateral Held for Securities
Loaned ( 0.4% ) Value
2,811,588 Thrivent Cash Management Trust $ 2,811,588
Total Collateral Held for
Securities Loaned
(cost $2,811,588) 2,811,588
Shares Preferred Stock ( 0.2% ) Value
Financials (0.2%)
66,000 Citigroup Capital XIII, 10.785%
c
1,874,400
Total 1,874,400
Total Preferred Stock
(cost $1,821,600) 1,874,400
Shares or
Principal
Amount Short-Term Investments ( 3.2% ) Value
Federal Home Loan Bank Discount
Notes
1,000,000 3.900%, 1/3/2023
h
1,000,000
8,740,000 3.400%, 1/4/2023
h
8,738,961
100,000 4.100%, 2/3/2023
h,i
99,612
15,100,000 4.210%, 2/8/2023
h,i
15,033,393
100,000 4.170%, 2/10/2023
h,i
99,525
800,000 4.244%, 2/15/2023
h,i
795,787
100,000 4.260%, 2/17/2023
h,i
99,449
Total Short-Term Investments
(cost $25,864,569) 25,866,727
Total Investments (cost
$863,475,460) 101.2% $813,352,925
Other Assets and Liabilities, Net
(1.2%) (10,022,831)
Total Net Assets 100.0% $803,330,094
a Denotes securities sold under Rule 144A of the Securities
Act of 1933, which exempts them from registration. These
securities may be resold to other dealers in the program or
to other qualified institutional buyers. As of December 31,
2022, the value of these investments was $318,373,740 or
39.6% of total net assets.
b Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of
December 31, 2022.
c Denotes variable rate securities. The rate shown is as of
December 31, 2022. The rates of certain variable rate
securities are based on a published reference rate and
spread; these may vary by security and the reference rate
and spread are indicated in their description.  The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions.  These
securities do not indicate a reference rate and spread in
their description.
d All or a portion of the security is insured or guaranteed.
e Denotes investments purchased on a when-issued or
delayed-delivery basis.
f Denotes perpetual securities. Perpetual securities pay an
indefinite stream of income and have no contractual maturity date. Date shown, if applicable, is next call date.
g All or a portion of the security is on loan.
h The interest rate shown reflects the yield.
i All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for
open futures contracts.

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

* Denotes restricted securities. Restricted securities are
investment securities which cannot be offered for public
sale without first being registered under the Securities
Act of 1933. The value of all restricted securities held in
Limited Maturity Bond Portfolio as of December 31, 2022
was $2,486,393 or 0.31% of total net assets. The following
table indicates the acquisition date and cost of restricted
securities shown in the schedule as of December 31, 2022.
Security
Acquisition
Date Cost
Upstart Securitization Trust,
3/20/2031 1/28/2021 $ 89,722
Upstart Securitization Trust,
6/20/2031 5/4/2021 750,574
Upstart Securitization Trust,
7/20/2031 7/22/2021 1,694,022
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Limited Maturity Bond
Portfolio as of December 31, 2022:
Securities Lending Transactions
Long-Term Fixed Income $ 2,713,875
Total lending $2,713,875
Gross amount payable upon return of
collateral for securities loaned $2,811,588
Net amounts due to counterparty $97,713
Definitions:
CLO - Collateralized Loan Obligation
REMIC - Real Estate Mortgage Investment Conduit
Ser. - Series
Reference Rate Index:
CMT 1Y - Constant Maturity Treasury Yield 1 Year
LIBOR 1M - ICE Libor USD Rate 1 Month
LIBOR 3M - ICE Libor USD Rate 3 Month
LIBOR 12M - ICE Libor USD Rate 12 Month
SOFR30A - Secured Overnight Financing Rate 30 Year
Average
SOFRRATE - Secured Overnight Financing Rate
TSFR3M - CME Term SOFR 3 Month
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 917,217
Gross unrealized depreciation (51,795,098)
Net unrealized appreciation (depreciation) $ (50,877,881)
Cost for federal income tax purposes $ 864,084,033

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Limited Maturity Bond Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Long-Term Fixed Income
Asset-Backed Securities 122,125,754 – 122,125,754 –
Basic Materials 12,262,994 – 12,262,994 –
Capital Goods 15,573,059 – 15,573,059 –
Collateralized Mortgage Obligations 88,521,130 – 88,521,130 –
Commercial Mortgage-Backed Securities 5,831,723 – 5,831,723 –
Communications Services 20,300,659 – 20,300,659 –
Consumer Cyclical 46,871,496 – 46,871,496 –
Consumer Non-Cyclical 40,944,550 – 40,944,550 –
Energy 37,817,331 – 37,817,331 –
Financials 236,175,250 – 236,175,250 –
Foreign Government 1,804,981 – 1,804,981 –
Mortgage-Backed Securities 10,402,439 – 10,402,439 –
Technology 27,938,422 – 27,938,422 –
Transportation 11,609,144 – 11,609,144 –
U.S. Government & Agencies 75,990,366 – 75,990,366 –
Utilities 28,630,912 – 28,630,912 –
Preferred Stock
Financials 1,874,400 1,874,400 – –
Short-Term Investments 25,866,727 – 25,866,727 –
Subtotal Investments in Securities $ 810,541,337 $1,874,400 $808,666,937 $–
Other Investments  * Total
Collateral Held for Securities Loaned 2,811,588
Subtotal Other Investments $2,811,588
Total Investments at Value $813,352,925
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
Other Financial Instruments Total Level 1 Level 2 Level 3
Asset Derivatives
Futures Contracts 3,466 3,466 – –
Total Asset Derivatives $3,466 $3,466 $– $–
Liability Derivatives
Futures Contracts 150,239 150,239 – –
Total Liability Derivatives $150,239 $150,239 $– $–

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Reference Description:
CBOT
-
Chicago Board of Trade
The following table presents Limited Maturity Bond Portfolio's futures contracts held as of December 31, 2022. Investments and/or cash totaling
$1,193,932 were pledged as the initial margin deposit for these contracts.
Futures Contracts Description
Number of
Contracts
Long/(Short)
Expiration
Date
Notional Principal
Amount
Value and
Unrealized
CBOT 10-Yr. U.S. Treasury Note 101 March 2023 $ 11,369,138 ( $ 27,153)
CBOT 5-Yr. U.S. Treasury Note 339 March 2023 36,605,111 (16,947)
CBOT U.S. Long Bond 46 March 2023 5,762,346 3,466
Ultra 10-Yr. U.S. Treasury Note 39 March 2023 4,619,778 (6,809)
Total Futures Long Contracts $ 58,356,373 ( $ 47,443)
CBOT 2-Yr. U.S. Treasury Note (405) March 2023 ( $ 82,957,312) ( $ 99,330)
Total Futures Short Contracts ( $ 82,957,312) ($99,330)
Total Futures Contracts ( $ 24,600,939) ($146,773)
The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2022, for Limited Maturity Bond
Portfolio's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.
Derivatives by risk category Statement of Assets and Liabilities Location Fair Value
Asset Derivatives
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) $ 3,466
Total Interest Rate Contracts 3,466
Total Asset Derivatives $3,466
Liability Derivatives
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 150,239
Total Interest Rate Contracts 150,239
Total Liability Derivatives $150,239
* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.  Only current day's variation margin is reported within the Statement of Assets and Liabilities.
The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2022, for
Limited Maturity Bond Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Interest Rate Contracts
Futures Net realized gains/(losses) on Futures contracts 2,689,088
Total Interest Rate Contracts
2,689,088
Total $2,689,088
The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2022, for Limited Maturity Bond Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized
appreciation/(depreciation)
recognized in Income
Interest Rate Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (164,630)
Total Interest Rate Contracts (164,630)
Total ($164,630)

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table presents Limited Maturity Bond Portfolio's average volume of derivative activity during the period ended December 31,
2022.
Derivative Risk Category Average Notional Value
Interest Rate Contracts
Futures - Long $45,897,226
Futures - Short (141,902,513)
Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending for the Portfolio.
Thrivent Cash Management Trust is established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Limited Maturity Bond
Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment $1,520 $20,965 $19,673 $2,812 2,812 0.4%
Total Collateral Held for Securities Loaned 1,520 2,812 0.4
Total Value $1,520 $2,812
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – $– $ – $26
Total Affiliated Income from Securities Loaned, Net $26
Total Value $– $– $ –

Low Volatility Equity Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock ( 99.1% ) Value
Communications Services (11.4%)
2,262 Activision Blizzard, Inc. $ 173,156
25,873 AT&T, Inc. 476,322
8,989 BCE, Inc. 394,945
370 Charter Communications, Inc.
a
125,467
199,000 CITIC Telecom International
Holdings, Ltd. 67,484
19,156 Comcast Corporation 669,885
3,236 Electronic Arts, Inc. 395,374
22,200 Nintendo Company, Ltd. 933,434
17,651 Orange SA 175,135
663 Paradox Interactive AB 13,491
6,401 Rogers Communications, Inc. 299,580
7,600 SKY Perfect JSAT Holdings, Inc. 27,930
17,200 SoftBank Corporation 194,595
632 Swisscom AG 346,217
42,635 Telefonica SA 154,343
22,132 TELUS Corporation 427,112
1,039 T-Mobile US, Inc.
a
145,460
25,940 Verizon Communications, Inc. 1,022,036
674 Walt Disney Company
a
58,557
Total 6,100,523
Consumer Discretionary (6.7%)
266,200 Chow Tai Fook Jewellery Group,
Ltd. 540,961
668 Dollarama, Inc. 39,069
28,714 Europris ASA
b
201,146
557 Ferrari NV 119,442
19,900 Heiwa Corporation 375,165
131 Hermes International 202,768
3,655 McDonald's Corporation 963,202
9,800 McDonald's Holdings Company
(Japan), Ltd. 372,463
6,675 Mobilezone Holding AG 110,706
5,800 Sangetsu Company, Ltd. 94,545
2,700 T-Gaia Corporation 33,374
301 Ulta Beauty, Inc.
a
141,190
113,400 Yamada Holdings Company, Ltd. 402,543
Total 3,596,574
Consumer Staples (14.5%)
1,160 Church & Dwight Company, Inc. 93,508
10,165 Coca-Cola Company 646,596
13,650 Colgate-Palmolive Company 1,075,483
977 Costco Wholesale Corporation 446,000
6,454 General Mills, Inc. 541,168
1,318 Hershey Company 305,209
3,867 J.M. Smucker Company 612,765
9,000 Japan Tobacco, Inc. 181,442
2,816 Kellogg Company 200,612
578 Kimberly-Clark Corporation 78,463
7,051 Kraft Heinz Company 287,046
13,984 Kroger Company 623,407
2,245 Nestle SA 259,319
4,447 PepsiCo, Inc. 803,395
2,614 Procter & Gamble Company 396,178
205,400 Sheng Siong Group, Ltd. 252,778
7,121 Walmart, Inc. 1,009,687
Total 7,813,056
Energy (1.9%)
244 Cheniere Energy, Inc. 36,590
15,803 Equinor ASA 567,964
879 Phillips 66 91,487
Shares Common Stock (99.1%) Value
Energy (1.9%) - continued
10,383 Williams Companies, Inc. $ 341,601
Total 1,037,642
Financials (9.4%)
587 Aon plc 176,182
16,841 Bank Leumi Le-Israel BM 140,265
784 Bank of Nova Scotia 38,413
1,291 Berkshire Hathaway, Inc.
a
398,790
284,500 BOC Hong Kong (Holdings), Ltd. 965,820
6,269 Cboe Global Markets, Inc. 786,571
1,019 Citigroup, Inc. 46,089
464 FactSet Research Systems, Inc. 186,162
1,182 Intercontinental Exchange, Inc. 121,261
3,131 Laurentian Bank of Canada 74,691
1,746 Marsh & McLennan Companies,
Inc. 288,928
19,700 Matsui Securities Company, Ltd. 117,533
147,500 Mitsubishi HC Capital, Inc. 725,486
9,309 Mizrahi Tefahot Bank, Ltd. 300,450
810 Moody's Corporation 225,682
5,830 Nasdaq, Inc. 357,671
781 Progressive Corporation 101,304
Total 5,051,298
Health Care (21.2%)
168 Abbott Laboratories 18,445
435 Amgen, Inc. 114,248
6,227 Baxter International, Inc. 317,390
110 Biogen, Inc.
a
30,461
449 Bristol-Myers Squibb Company 32,306
9,037 Galenica AG
b
737,332
15,132 Gilead Sciences, Inc. 1,299,082
8,481 Johnson & Johnson 1,498,169
3,100 Kaken Pharmaceutical Company,
Ltd. 91,391
10,241 Merck & Company, Inc. 1,136,239
510 Merck KGaA 98,399
3,009 Neurocrine Biosciences, Inc.
a
359,395
5,884 Novo Nordisk AS 799,139
2,044 Orion Oyj 112,058
9,022 QIAGEN NV
a
453,539
48,100 Raffles Medical Group, Ltd. 50,276
517 Recordati SPA 21,491
721 Regeneron Pharmaceuticals, Inc.
a
520,194
1,295 Roche Holding AG, Bearer Shares 501,808
2,874 Roche Holding AG, Participation
Certificates 903,119
7,548 Sanofi 727,825
2,032 Seagen, Inc.
a
261,132
185 Siegfried Holding AG 122,886
98 Sonova Holding AG 23,275
1,500 Takeda Pharmaceutical Company,
Ltd. 46,870
498 UnitedHealth Group, Inc. 264,030
3,004 Vertex Pharmaceuticals, Inc.
a
867,495
Total 11,407,994
Industrials (9.9%)
1,208 Booz Allen Hamilton Holding
Corporation 126,260
22,426 CIA De Distribucion Integral 565,504
202 Cintas Corporation 91,227
3,200 COMSYS Holdings Corporation 56,147
10,715 CSX Corporation 331,951

Low Volatility Equity Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (99.1%) Value
Industrials (9.9%) - continued
30,700 EXEO Group, Inc. $ 521,671
4,863 Expeditors International of
Washington, Inc. 505,363
365 IDEX Corporation 83,340
35 JB Hunt Transport Services, Inc. 6,103
9,800 Kamigumi Company, Ltd. 199,509
42,000 Kandenko Company, Ltd. 274,294
188 Kuehne & Nagel International AG 43,707
278 Lockheed Martin Corporation 135,244
12,800 Nikkon Holdings Company, Ltd. 227,690
558 Norfolk Southern Corporation 137,502
998 Republic Services, Inc. 128,732
7,821 Thomson Reuters Corporation 892,195
677 Toromont Industries, Ltd. 48,855
1,126 United Parcel Service, Inc. 195,744
4,759 Waste Management, Inc. 746,592
Total 5,317,630
Information Technology (13.4%)
405 Adobe, Inc.
a
136,295
11,800 Amano Corporation 216,763
913 Apple, Inc. 118,626
2,950 Arista Networks, Inc.
a
357,983
1,035 Automatic Data Processing, Inc. 247,220
6,600 BellSystem24 Holdings, Inc. 68,017
2,052 Cadence Design Systems, Inc.
a
329,633
1,598 Check Point Software
Technologies, Ltd.
a
201,604
9,183 Cisco Systems, Inc. 437,478
6,982 Computershare, Ltd. 122,995
276 Enphase Energy, Inc.
a
73,129
564 Fidelity National Information
Services, Inc. 38,267
600 ITOCHU Techno-Solutions
Corporation 13,918
2,843 Jack Henry & Associates, Inc. 499,117
4,373 Keysight Technologies, Inc.
a
748,089
8,300 Kyocera Corporation 411,985
933 Mastercard, Inc. 324,432
799 Motorola Solutions, Inc. 205,910
8,200 NEC Networks & System
Integration Corporation 102,515
884 Paychex, Inc. 102,155
701 QUALCOMM, Inc. 77,068
6,000 Relia, Inc. 45,511
390 ServiceNow, Inc.
a
151,425
671 Skyworks Solutions, Inc. 61,148
4,292 Splunk, Inc.
a
369,498
4,563 Texas Instruments, Inc. 753,899
369 VeriSign, Inc.
a
75,807
4,268 Visa, Inc. 886,720
Total 7,177,207
Materials (3.0%)
1,245 Celanese Corporation 127,289
3,359 Franco-Nevada Corporation 458,436
3,509 Navigator Company SA 12,974
21,540 Newmont Corporation 1,016,688
Total 1,615,387
Real Estate (1.0%)
10,800 Daiwa House Industry Company,
Ltd. 248,792
Shares Common Stock (99.1%) Value
Real Estate (1.0%) - continued
960 Public Storage, Inc. $ 268,982
Total 517,774
Utilities (6.7%)
11,737 Consolidated Edison, Inc. 1,118,653
2,638 Edison International, Inc. 167,830
3,874 Entergy Corporation 435,825
8,133 Evergy, Inc. 511,810
2,333 Fortis, Inc. 93,354
6,300 Kyushu Electric Power Company,
Inc. 35,610
22,022 NiSource, Inc. 603,843
32,500 Power Assets Holdings, Ltd. 177,628
2,790 Sempra Energy 431,167
Total 3,575,720
Total Common Stock
(cost $49,721,927) 53,210,805
Shares Short-Term Investments ( 0.5% ) Value
Thrivent Core Short-Term Reserve
Fund
27,429 4.710% 274,291
Total Short-Term Investments
(cost $274,291) 274,291
Total Investments (cost
$49,996,218) 99.6% $53,485,096
Other Assets and Liabilities, Net
0.4% 219,470
Total Net Assets 100.0% $53,704,566
a Non-income producing security.
b Denotes securities sold under Rule 144A of the Securities
Act of 1933, which exempts them from registration. These
securities may be resold to other dealers in the program or
to other qualified institutional buyers. As of December 31,
2022, the value of these investments was $938,478 or 1.7%
of total net assets.
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 5,226,085
Gross unrealized depreciation (1,902,515)
Net unrealized appreciation (depreciation) $ 3,323,570
Cost for federal income tax purposes $ 50,158,194

Low Volatility Equity Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Low Volatility Equity Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Common Stock
Communications Services 6,100,523 3,066,257 3,034,266 –
Consumer Discretionary 3,596,574 1,104,392 2,492,182 –
Consumer Staples 7,813,056 7,119,517 693,539 –
Energy 1,037,642 469,678 567,964 –
Financials 5,051,298 2,688,640 2,362,658 –
Health Care 11,407,994 6,718,586 4,689,408 –
Industrials 5,317,630 2,488,058 2,829,572 –
Information Technology 7,177,207 6,195,503 981,704 –
Materials 1,615,387 1,602,413 12,974 –
Real Estate 517,774 268,982 248,792 –
Utilities 3,575,720 3,269,128 306,592 –
Subtotal Investments in Securities $53,210,805 $34,991,154 $18,219,651 $–
Other Investments  * Total
Affiliated Short-Term Investments 274,291
Subtotal Other Investments $274,291
Total Investments at Value $53,485,096
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
Other Financial Instruments Total Level 1 Level 2 Level 3
Liability Derivatives
Futures Contracts 3,332 3,332 – –
Total Liability Derivatives $3,332 $3,332 $– $–

Low Volatility Equity Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Reference Description:
MSCI
-
Morgan Stanley Capital International
The following table presents Low Volatility Equity Portfolio's futures contracts held as of December 31, 2022. Investments and/or cash totaling
$93,963 were pledged as the initial margin deposit for these contracts.
Futures Contracts Description
Number of
Contracts
Long/(Short)
Expiration
Date
Notional Principal
Amount
Value and
Unrealized
Eurex MSCI World Index 3 March 2023 $ 243,932 ( $ 3,332)
Total Futures Long Contracts $ 243,932 ( $ 3,332)
Total Futures Contracts $ 243,932 ($3,332)
The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2022, for Low Volatility Equity
Portfolio's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.
Derivatives by risk category Statement of Assets and Liabilities Location Fair Value
Liability Derivatives
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) $ 3,332
Total Equity Contracts 3,332
Total Liability Derivatives $3,332
* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.  Only current day's variation margin is reported within the Statement of Assets and Liabilities.
The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2022, for
Low Volatility Equity Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Equity Contracts
Futures Net realized gains/(losses) on Futures contracts (120,387)
Total Equity Contracts
(120,387)
Total ($120,387)
The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2022, for Low Volatility Equity Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized
appreciation/(depreciation)
recognized in Income
Equity Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (9,824)
Total Equity Contracts (9,824)
Total ($9,824)
The following table presents Low Volatility Equity Portfolio's average volume of derivative activity during the period ended December 31, 2022.
Derivative Risk Category Average Notional Value
Equity Contracts
Futures - Long $388,324

Low Volatility Equity Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Low Volatility Equity Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $413 $11,400 $11,539 $274 27 0.5%
Total Affiliated Short-Term Investments 413 274 0.5
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment – 1,672 1,672 – – –
Total Collateral Held for Securities Loaned – – –
Total Value $413 $274
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $– $– $ – $9
Total Income/Non Income Cash from Affiliated
Investments $9
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 1
Total Affiliated Income from Securities Loaned, Net $1
Total Value $– $– $ –

Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock ( 96.9% ) Value
Communications Services (1.3%)
23,429 ZoomInfo Technologies, Inc.
a
$ 705,447
Total 705,447
Consumer Discretionary (12.0%)
8,427 Aptiv plc
a
784,807
3,733 Burlington Stores, Inc.
a
756,903
645 Chipotle Mexican Grill, Inc.
a
894,931
5,613 Five Below, Inc.
a
992,771
2,059 Lithia Motors, Inc. 421,560
174 NVR, Inc.
a
802,589
10,324 Planet Fitness, Inc.
a
813,531
1,666 Ulta Beauty, Inc.
a
781,471
6,021 Wyndham Hotels & Resorts, Inc. 429,357
Total 6,677,920
Consumer Staples (4.3%)
3,229 Casey's General Stores, Inc. 724,426
4,527 Celsius Holdings, Inc.
a
470,989
13,171 Lamb Weston Holdings, Inc. 1,176,961
Total 2,372,376
Energy (2.2%)
7,542 Matador Resources Company 431,704
63,824 TechnipFMC plc
a
778,015
Total 1,209,719
Financials (8.4%)
4,969 Arthur J. Gallagher & Company 936,855
16,152 Columbia Banking System, Inc. 486,660
4,042 Kinsale Capital Group, Inc. 1,057,064
2,192 MSCI, Inc. 1,019,652
8,354 Tradeweb Markets, Inc. 542,425
10,262 Western Alliance Bancorp 611,205
Total 4,653,861
Health Care (18.5%)
2,094 Argenx SE ADR
a
793,270
3,048 Ascendis Pharma AS ADR
a
372,252
24,642 Avantor, Inc.
a
519,700
10,094 Bio-Techne Corporation 836,591
2,076 Cooper Companies, Inc. 686,471
9,390 DexCom, Inc.
a
1,063,324
7,599 Edwards Lifesciences Corporation
a
566,961
5,154 Immunocore Holdings plc ADR
a
294,139
2,178 Inspire Medical Systems, Inc.
a
548,595
3,828 Insulet Corporation
a
1,126,925
39,847 Maravai LifeSciences Holdings,
Inc.
a
570,211
19,727 Progyny, Inc.
a
614,496
30,779 R1 RCM, Inc.
a
337,030
3,107 Repligen Corporation
a
526,046
3,495 Sarepta Therapeutics, Inc.
a
452,882
1,650 ShockWave Medical, Inc.
a
339,256
4,019 Zoetis, Inc. 588,984
Total 10,237,133
Industrials (18.8%)
6,209 ASGN, Inc.
a
505,909
2,748 Carlisle Companies, Inc. 647,566
4,562 Chart Industries, Inc.
a
525,679
30,297 Driven Brands Holdings, Inc.
a
827,411
1,679 Generac Holdings, Inc.
a
169,008
Shares Common Stock (96.9%) Value
Industrials (18.8%) - continued
35,879 Howmet Aerospace, Inc. $ 1,413,991
19,447 IAA, Inc.
a
777,880
2,712 IDEX Corporation 619,231
4,918 Middleby Corporation
a
658,520
1,875 Old Dominion Freight Line, Inc. 532,088
7,962 Regal Rexnord Corporation 955,281
8,503 TransUnion 482,545
6,388 Trex Company, Inc.
a
270,404
1,442 United Rentals, Inc.
a
512,516
10,086 Vicor Corporation
a
542,123
22,035 WillScot Mobile Mini Holdings
Corporation
a
995,321
Total 10,435,473
Information Technology (24.0%)
12,996 Amphenol Corporation 989,515
6,180 Arista Networks, Inc.
a
749,943
5,169 Bill.com Holdings, Inc.
a
563,214
14,544 Cognex Corporation 685,168
6,925 Entegris, Inc. 454,211
2,013 EPAM Systems, Inc.
a
659,741
9,588 Five9, Inc.
a
650,642
1,295 HubSpot, Inc.
a
374,423
1,556 Lam Research Corporation 653,987
14,170 Lattice Semiconductor
Corporation
a
919,349
1,746 Monolithic Power Systems, Inc. 617,403
6,875 Palo Alto Networks, Inc.
a
959,337
3,254 Paycom Software, Inc.
a
1,009,749
8,032 PTC, Inc.
a
964,161
16,684 Sprout Social, Inc.
a
941,979
3,013 Synopsys, Inc.
a
962,021
2,881 Tyler Technologies, Inc.
a
928,863
2,248 Universal Display Corporation 242,874
Total 13,326,580
Materials (4.6%)
7,096 AptarGroup, Inc. 780,418
1,952 Martin Marietta Materials, Inc. 659,717
740 Quaker Chemical Corporation 123,506
10,370 RPM International, Inc. 1,010,557
Total 2,574,198
Real Estate (2.8%)
3,125 CBRE Group, Inc.
a
240,500
6,867 Regency Centers Corporation 429,187
2,389 SBA Communications Corporation 669,661
6,985 Zillow Group, Inc.
a
218,002
Total 1,557,350
Total Common Stock
(cost $54,234,649) 53,750,057
Shares
Registered Investment
Companies ( 1.2% ) Value
Unaffiliated  (1.2%)
1,757 SPDR S&P Biotech ETF
a
145,831

Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares
Registered Investment
Companies (1.2%) Value
Unaffiliated  (1.2%)- continued
3,751 SPDR S&P Oil & Gas Exploration
ETF $ 509,686
Total 655,517
Total Registered Investment
Companies (cost $487,666) 655,517
Shares Short-Term Investments ( 3.7% ) Value
Thrivent Core Short-Term Reserve
Fund
206,349 4.710% 2,063,491
Total Short-Term Investments
(cost $2,063,491) 2,063,491
Total Investments (cost
$56,785,806) 101.8% $56,469,065
Other Assets and Liabilities, Net
(1.8%) (999,903)
Total Net Assets 100.0% $55,469,162
a Non-income producing security.
Definitions:
ADR - American Depositary Receipt, which are certificates
for an underlying foreign security's shares held by an
issuing U.S. depository bank.
ETF - Exchange Traded Fund
SPDR - S&P Depository Receipts, which are exchange-traded
funds traded in the U.S., Europe, and Asia-Pacific and
managed by State Street Global Advisors.
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 5,518,774
Gross unrealized depreciation (6,601,318)
Net unrealized appreciation (depreciation) $ (1,082,544)
Cost for federal income tax purposes $ 57,551,609

Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Mid Cap Growth Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Common Stock
Communications Services 705,447 705,447 – –
Consumer Discretionary 6,677,920 6,677,920 – –
Consumer Staples 2,372,376 2,372,376 – –
Energy 1,209,719 1,209,719 – –
Financials 4,653,861 4,653,861 – –
Health Care 10,237,133 10,237,133 – –
Industrials 10,435,473 10,435,473 – –
Information Technology 13,326,580 13,326,580 – –
Materials 2,574,198 2,574,198 – –
Real Estate 1,557,350 1,557,350 – –
Registered Investment Companies
Unaffiliated 655,517 655,517 – –
Subtotal Investments in Securities $54,405,574 $54,405,574 $– $–
Other Investments  * Total
Affiliated Short-Term Investments 2,063,491
Subtotal Other Investments $2,063,491
Total Investments at Value $56,469,065
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Mid Cap Growth Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $459 $20,636 $19,032 $2,063 206 3.7%
Total Affiliated Short-Term Investments 459 2,063 3.7
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment 629 20,013 20,642 – – –
Total Collateral Held for Securities Loaned 629 – –
Total Value $1,088 $2,063
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $– $– $ – $28
Total Income/Non Income Cash from Affiliated
Investments $28
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 2
Total Affiliated Income from Securities Loaned, Net $2
Total Value $– $– $ –

Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock ( 97.9% ) Value
Communications Services (2.0%)
1,284 Cable One, Inc. $ 914,028
59,386 Frontier Communications Parent,
Inc.
a
1,513,155
33,466 Iridium Communications, Inc.
a
1,720,153
11,437 John Wiley and Sons, Inc. 458,166
43,853 New York Times Company 1,423,469
10,044 Nexstar Media Group, Inc. 1,758,001
59,428 Tegna, Inc. 1,259,279
27,910 Tripadvisor, Inc.
a
501,822
11,533 World Wrestling Entertainment,
Inc. 790,241
12,570 Ziff Davis, Inc.
a
994,287
Total 11,332,601
Consumer Discretionary (13.7%)
25,255 Adient plc
a
876,096
9,111 AutoNation, Inc.
a
977,610
21,129 Boyd Gaming Corporation 1,152,164
19,313 Brunswick Corporation 1,392,081
34,305 Capri Holdings, Ltd.
a
1,966,363
10,165 Carter's, Inc. 758,411
7,382 Choice Hotels International, Inc. 831,508
8,767 Churchill Downs, Inc. 1,853,607
9,430 Columbia Sportswear Company 825,879
5,905 Cracker Barrel Old Country Store,
Inc. 559,440
16,446 Crocs, Inc.
a
1,783,240
33,983 Dana, Inc. 514,163
7,050 Deckers Outdoor Corporation
a
2,814,078
14,810 Dick's Sporting Goods, Inc. 1,781,495
14,785 Five Below, Inc.
a
2,615,023
21,124 Foot Locker, Inc. 798,276
11,258 Fox Factory Holding Corporation
a
1,027,067
67,325 GameStop Corporation
a,b
1,242,819
56,187 Gap, Inc. 633,789
62,483 Gentex Corporation 1,703,911
75,343 Goodyear Tire & Rubber
Company
a
764,731
1,022 Graham Holdings Company 617,503
8,170 Grand Canyon Education, Inc.
a
863,242
41,411 H&R Block, Inc. 1,511,916
92,946 Hanesbrands, Inc. 591,137
35,433 Harley-Davidson, Inc. 1,474,013
6,390 Helen of Troy, Ltd.
a
708,715
22,124 KB Home 704,649
31,068 Kohl's Corporation 784,467
15,744 Lear Corporation 1,952,571
35,313 Leggett & Platt, Inc. 1,138,138
24,951 Light and Wonder, Inc.
a
1,462,129
7,282 Lithia Motors, Inc. 1,490,917
72,181 Macy's, Inc. 1,490,538
10,207 Marriott Vacations Worldwide
Corporation 1,373,760
94,399 Mattel, Inc.
a
1,684,078
5,537 Murphy USA, Inc. 1,547,813
29,671 Nordstrom, Inc.
b
478,890
15,505 Ollie's Bargain Outlet Holdings,
Inc.
a
726,254
8,563 Papa John's International, Inc. 704,821
41,317 PENN Entertainment, Inc.
a
1,227,115
14,512 Polaris, Inc. 1,465,712
17,372 PVH Corporation 1,226,289
5,119 RH
a
1,367,746
40,968 Service Corporation International 2,832,527
35,749 Skechers USA, Inc.
a
1,499,671
Shares Common Stock (97.9%) Value
Consumer Discretionary (13.7%) - continued
28,859 Taylor Morrison Home Corporation
a
$ 875,871
45,543 Tempur Sealy International, Inc. 1,563,491
17,824 Texas Roadhouse, Inc. 1,621,093
14,299 Thor Industries, Inc.
b
1,079,431
28,074 Toll Brothers, Inc. 1,401,454
8,516 TopBuild Corporation
a
1,332,669
36,927 Topgolf Callaway Brands
Corporation
a
729,308
21,650 Travel + Leisure Company 788,060
50,259 Under Armour, Inc., Class A
a
510,631
52,480 Under Armour, Inc., Class C
a
468,122
21,641 Victoria's Secret & Company
a
774,315
7,496 Visteon Corporation
a
980,702
45,394 Wendy's Company 1,027,266
17,769 Williams-Sonoma, Inc. 2,042,013
7,968 Wingstop, Inc. 1,096,556
23,526 Wyndham Hotels & Resorts, Inc. 1,677,639
22,973 YETI Holdings, Inc.
a
949,015
Total 76,713,998
Consumer Staples (4.0%)
36,077 BellRing Brands, Inc.
a
925,014
35,977 BJ's Wholesale Club Holdings,
Inc.
a
2,380,238
2,511 Boston Beer Company, Inc.
a
827,425
9,923 Casey's General Stores, Inc. 2,226,225
10,761 Celsius Holdings, Inc.
a
1,119,575
1,226 Coca-Cola Consolidated, Inc. 628,154
97,368 Coty, Inc.
a
833,470
42,690 Darling Ingredients, Inc.
a
2,671,967
17,651 Energizer Holdings, Inc. 592,191
51,176 Flowers Foods, Inc. 1,470,798
23,579 Grocery Outlet Holding
Corporation
a
688,271
17,461 Ingredion, Inc. 1,709,956
5,284 Lancaster Colony Corporation 1,042,533
41,465 Performance Food Group
Company
a
2,421,141
11,967 Pilgrim's Pride Corporation
a
283,977
14,485 Post Holdings, Inc.
a
1,307,416
28,195 Sprouts Farmers Markets, Inc.
a
912,672
Total 22,041,023
Energy (3.8%)
89,215 Antero Midstream Corporation 962,630
73,549 Antero Resources Corporation
a
2,279,284
53,102 ChampionX Corporation 1,539,427
48,072 CNX Resources Corporation
a
809,533
25,771 DT Midstream, Inc. 1,424,105
115,276 Equitrans Midstream Corporation 772,349
35,823 HF Sinclair Corporation 1,858,855
29,900 Matador Resources Company 1,711,476
38,923 Murphy Oil Corporation 1,674,078
104,628 NOV, Inc. 2,185,679
30,444 PBF Energy, Inc. 1,241,506
24,544 PDC Energy, Inc. 1,558,053
64,362 Range Resources Corporation 1,610,337
293,950 Southwestern Energy Company
a
1,719,608
Total 21,346,920
Financials (14.8%)
10,034 Affiliated Managers Group, Inc. 1,589,687
18,597 American Financial Group, Inc. 2,552,996
124,621 Annaly Capital Management, Inc. 2,627,011

Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (97.9%) Value
Financials (14.8%) - continued
40,050 Associated Banc-Corp $ 924,755
10,658 Bank of Hawaii Corporation 826,634
29,485 Bank OZK 1,181,169
18,414 Brighthouse Financial, Inc.
a
944,086
48,596 Cadence Bank 1,198,377
19,821 Cathay General Bancorp 808,499
30,472 CNO Financial Group, Inc. 696,285
30,376 Commerce Bancshares, Inc. 2,067,694
17,127 Cullen/Frost Bankers, Inc. 2,289,880
37,543 East West Bancorp, Inc. 2,474,084
28,689 Essent Group, Ltd. 1,115,428
9,517 Evercore, Inc. 1,038,114
93,435 F.N.B. Corporation 1,219,327
22,517 Federated Hermes, Inc. 817,592
27,580 First American Financial
Corporation 1,443,537
34,575 First Financial Bankshares, Inc. 1,189,380
142,932 First Horizon Corporation 3,501,834
9,993 FirstCash Holdings, Inc. 868,492
44,614 Fulton Financial Corporation 750,854
29,504 Glacier Bancorp, Inc. 1,458,088
22,825 Hancock Whitney Corporation 1,104,502
9,472 Hanover Insurance Group, Inc. 1,279,951
50,527 Home BancShares, Inc. 1,151,510
27,401 Interactive Brokers Group, Inc. 1,982,462
14,063 International Bancshares
Corporation 643,523
35,300 Janus Henderson Group plc 830,256
48,795 Jefferies Financial Group, Inc. 1,672,693
17,016 Kemper Corporation 837,187
5,740 Kinsale Capital Group, Inc. 1,501,125
79,116 MGIC Investment Corporation 1,028,508
28,175 Navient Corporation 463,479
181,202 New York Community Bancorp,
Inc. 1,558,337
78,014 Old National Bancorp 1,402,692
75,381 Old Republic International
Corporation 1,820,451
31,379 PacWest Bancorp 720,148
20,365 Pinnacle Financial Partners, Inc. 1,494,791
9,828 Primerica, Inc. 1,393,807
24,321 Prosperity Bancshares, Inc. 1,767,650
17,802 Reinsurance Group of America,
Inc. 2,529,486
11,640 RenaissanceRe Holdings, Ltd. 2,144,437
10,757 RLI Corporation 1,412,071
27,294 SEI Investments Company 1,591,240
16,055 Selective Insurance Group, Inc. 1,422,634
66,643 SLM Corporation 1,106,274
28,309 Stifel Financial Corporation 1,652,396
38,744 Synovus Financial Corporation 1,454,837
13,291 Texas Capital Bancshares, Inc.
a
801,580
11,582 UMB Financial Corporation 967,329
57,814 Umpqua Holdings Corporation 1,031,980
35,868 United Bankshares, Inc. 1,452,295
49,811 Unum Group 2,043,745
111,945 Valley National Bancorp 1,266,098
25,883 Voya Financial, Inc. 1,591,546
17,401 Washington Federal, Inc. 583,804
46,349 Webster Financial Corporation 2,194,162
16,185 Wintrust Financial Corporation 1,367,956
Total 82,850,745
Health Care (10.0%)
24,233 Acadia Healthcare Company, Inc.
a
1,994,860
Shares Common Stock (97.9%) Value
Health Care (10.0%) - continued
8,655 Amedisys, Inc.
a
$ 723,039
28,194 Arrowhead Research Corporation
a
1,143,549
19,982 Azenta, Inc.
a
1,163,352
26,640 Bruker Corporation 1,820,844
3,961 Chemed Corporation 2,021,813
26,580 Encompass Health Corporation 1,589,750
12,692 Enovis Corporation
a
679,276
43,429 Envista Holdings Corporation
a
1,462,254
85,918 Exelixis, Inc.
a
1,378,125
20,620 Globus Medical, Inc.
a
1,531,447
13,480 Haemonetics Corporation
a
1,060,202
36,015 Halozyme Therapeutics, Inc.
a
2,049,253
22,516 HealthEquity, Inc.
a
1,387,886
5,366 ICU Medical, Inc.
a
845,038
12,862 Inari Medical, Inc.
a
817,509
19,354 Integra LifeSciences Holdings
Corporation
a
1,085,179
16,772 Jazz Pharmaceuticals, Inc.
a
2,671,947
18,334 Lantheus Holdings, Inc.
a
934,301
8,265 LHC Group, Inc.
a
1,336,368
14,256 LivaNova plc
a
791,778
12,881 Masimo Corporation
a
1,905,744
6,710 Medpace Holdings, Inc.
a
1,425,271
57,563 Neogen Corporation
a
876,684
25,606 Neurocrine Biosciences, Inc.
a
3,058,381
11,893 Omnicell, Inc.
a
599,645
41,184 Option Care Health, Inc.
a
1,239,227
23,074 Patterson Companies, Inc. 646,764
10,116 Penumbra, Inc.
a
2,250,405
35,863 Perrigo Company plc 1,222,570
20,040 Progyny, Inc.
a
624,246
14,249 QuidelOrtho Corporation
a
1,220,712
36,611 R1 RCM, Inc.
a
400,890
13,754 Repligen Corporation
a
2,328,690
9,627 ShockWave Medical, Inc.
a
1,979,407
26,300 Sotera Health Company
a
219,079
12,840 STAAR Surgical Company
a
623,254
27,410 Syneos Health, Inc.
a
1,005,399
17,127 Tandem Diabetes Care, Inc.
a
769,859
28,800 Tenet Healthcare Corporation
a
1,405,152
12,140 United Therapeutics Corporation
a
3,376,013
Total 55,665,162
Industrials (19.4%)
8,566 Acuity Brands, Inc. 1,418,615
37,197 AECOM 3,159,141
16,492 AGCO Corporation 2,287,275
13,291 ASGN, Inc.
a
1,082,951
6,627 Avis Budget Group, Inc.
a
1,086,364
18,008 Axon Enterprise, Inc.
a
2,988,067
12,372 Brink's Company 664,500
39,202 Builders FirstSource, Inc.
a
2,543,426
6,259 CACI International, Inc.
a
1,881,393
13,775 Carlisle Companies, Inc. 3,246,079
11,133 Chart Industries, Inc.
a
1,282,856
13,395 Clean Harbors, Inc.
a
1,528,637
12,711 Crane Holdings, Company 1,276,820
10,204 Curtiss-Wright Corporation 1,703,966
32,619 Donaldson Company, Inc. 1,920,280
7,846 Dycom Industries, Inc.
a
734,386
12,693 EMCOR Group, Inc. 1,879,960
10,876 EnerSys 803,084
13,762 ESAB Corporation 645,713
34,812 Flowserve Corporation 1,068,032
37,847 Fluor Corporation
a
1,311,777

Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (97.9%) Value
Industrials (19.4%) - continued
34,159 Fortune Brands Innovations, Inc. $ 1,950,820
9,169 FTI Consulting, Inc.
a
1,456,037
9,376 GATX Corporation 997,044
44,889 Graco, Inc. 3,019,234
31,601 GXO Logistics, Inc.
a
1,349,047
22,420 Hexcel Corporation 1,319,417
14,305 Hubbell, Inc. 3,357,097
35,630 IAA, Inc.
a
1,425,200
9,498 Insperity, Inc. 1,078,973
22,028 ITT Corporation 1,786,471
86,268 JetBlue Airways Corporation
a
559,017
36,544 KBR, Inc. 1,929,523
21,462 Kennametal, Inc. 516,376
15,954 Kirby Corporation
a
1,026,640
42,803 Knight-Swift Transportation
Holdings, Inc. 2,243,305
9,569 Landstar System, Inc. 1,558,790
8,590 Lennox International, Inc. 2,054,986
15,379 Lincoln Electric Holdings, Inc. 2,222,112
13,466 ManpowerGroup, Inc. 1,120,506
15,705 MasTec, Inc.
a
1,340,108
54,165 MDU Resources Group, Inc. 1,643,366
15,444 Mercury Systems, Inc.
a
690,964
14,353 Middleby Corporation
a
1,921,867
9,814 MSA Safety, Inc. 1,415,081
12,578 MSC Industrial Direct Company,
Inc. 1,027,623
44,372 nVent Electric plc 1,706,991
17,418 Oshkosh Corporation 1,536,093
24,893 Owens Corning, Inc. 2,123,373
17,620 Regal Rexnord Corporation 2,114,048
30,662 RXO, Inc.
a
527,386
13,385 Ryder System, Inc. 1,118,584
7,048 Saia, Inc.
a
1,477,825
14,684 Science Applications International
Corporation 1,628,896
11,346 Simpson Manufacturing Company,
Inc. 1,005,936
24,554 Stericycle, Inc.
a
1,224,999
22,734 SunPower Corporation
a
409,894
56,763 Sunrun, Inc.
a
1,363,447
17,979 Terex Corporation 768,063
14,112 Tetra Tech, Inc. 2,048,921
17,632 Timken Company 1,246,053
27,756 Toro Company 3,141,979
29,230 Trex Company, Inc.
a
1,237,306
43,461 Univar Solutions, Inc.
a
1,382,060
5,682 Valmont Industries, Inc. 1,878,867
5,937 Vicor Corporation
a
319,114
8,860 Watsco, Inc. 2,209,684
7,268 Watts Water Technologies, Inc. 1,062,800
15,656 Werner Enterprises, Inc. 630,311
16,025 Woodward, Inc. 1,548,175
30,675 XPO, Inc.
a
1,021,171
Total 108,254,902
Information Technology (11.8%)
29,932 ACI Worldwide, Inc.
a
688,436
17,325 Allegro MicroSystems, Inc.
a
520,096
26,753 Amkor Technology, Inc. 641,537
16,383 Arrow Electronics, Inc.
a
1,713,170
7,736 Aspen Technology, Inc.
a
1,588,974
24,377 Avnet, Inc. 1,013,596
11,402 Belden, Inc. 819,804
11,880 Blackbaud, Inc.
a
699,257
Shares Common Stock (97.9%) Value
Information Technology (11.8%) - continued
15,165 Calix, Inc.
a
$ 1,037,741
39,459 Ciena Corporation
a
2,011,620
14,666 Cirrus Logic, Inc.
a
1,092,324
46,062 Cognex Corporation 2,169,981
36,942 Coherent Corporation
a
1,296,664
11,862 CommVault Systems, Inc.
a
745,408
11,285 Concentrix Corporation 1,502,711
53,671 Dynatrace Holdings, LLC
a
2,055,599
14,737 Envestnet, Inc.
a
909,273
12,549 Euronet Worldwide, Inc.
a
1,184,375
8,807 ExlService Holdings, Inc.
a
1,492,170
6,653 Fair Isaac Corporation
a
3,982,353
44,908 Genpact, Ltd. 2,080,139
8,564 IPG Photonics Corporation
a
810,754
35,863 Jabil, Inc. 2,445,857
54,367 Kyndryl Holdings, Inc.
a
604,561
36,507 Lattice Semiconductor
Corporation
a
2,368,574
6,594 Littelfuse, Inc. 1,451,999
18,166 Lumentum Holdings, Inc.
a
947,720
13,610 MACOM Technology Solutions
Holdings, Inc.
a
857,158
16,620 Manhattan Associates, Inc.
a
2,017,668
16,128 MAXIMUS, Inc. 1,182,666
15,235 MKS Instruments, Inc. 1,290,861
34,778 National Instruments Corporation 1,283,308
36,598 NCR Corporation
a
856,759
9,506 Novanta, Inc.
a
1,291,580
10,974 Paylocity Holding Corporation
a
2,131,809
15,235 Power Integrations, Inc. 1,092,654
9,208 Qualys, Inc.
a
1,033,414
8,865 Silicon Laboratories, Inc.
a
1,202,715
4,283 SiTime Corporation
a
435,238
12,264 Super Micro Computer, Inc.
a
1,006,874
10,620 Synaptics, Inc.
a
1,010,599
11,198 TD SYNNEX Corporation 1,060,563
27,116 Teradata Corporation
a
912,725
11,576 Universal Display Corporation 1,250,671
20,133 ViaSat, Inc.
a
637,209
34,512 Vishay Intertechnology, Inc. 744,424
42,083 Vontier Corporation 813,464
102,861 Western Union Company 1,416,396
11,611 WEX, Inc.
a
1,900,140
33,085 Wolfspeed, Inc.
a
2,284,188
29,841 Xerox Holdings Corporation 435,679
Total 66,023,455
Materials (6.4%)
47,129 Alcoa Corporation 2,142,956
17,389 AptarGroup, Inc. 1,912,442
13,267 Ashland, Inc. 1,426,601
22,770 Avient Corporation 768,715
14,983 Cabot Corporation 1,001,464
40,199 Chemours Company 1,230,893
137,256 Cleveland-Cliffs, Inc.
a
2,211,194
31,256 Commercial Metals Company 1,509,665
9,814 Eagle Materials, Inc. 1,303,790
6,820 Greif, Inc. 457,349
9,357 Ingevity Corporation
a
659,107
19,097 Louisiana-Pacific Corporation 1,130,542
24,591 MP Materials Corporation
a
597,069
1,814 NewMarket Corporation 564,354
33,927 Olin Corporation 1,796,095
15,633 Reliance Steel & Aluminum
Company 3,164,745

Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (97.9%) Value
Materials (6.4%) - continued
17,485 Royal Gold, Inc. $ 1,970,909
34,387 RPM International, Inc. 3,351,013
10,773 Scotts Miracle-Gro Company
b
523,460
11,197 Sensient Technologies Corporation 816,485
22,284 Silgan Holdings, Inc. 1,155,203
25,973 Sonoco Products Company 1,576,821
62,400 United States Steel Corporation 1,563,120
47,151 Valvoline, Inc. 1,539,480
9,172 Westlake Corporation 940,497
8,077 Worthington Industries, Inc. 401,508
Total 35,715,477
Real Estate (8.0%)
39,935 Apartment Income REIT
Corporation 1,370,170
79,885 Brixmor Property Group, Inc. 1,810,993
29,945 Corporate Office Properties Trust 776,773
40,336 Cousins Properties, Inc. 1,020,097
59,818 CubeSmart 2,407,674
46,823 Douglas Emmett, Inc. 734,185
11,606 EastGroup Properties, Inc. 1,718,384
19,983 EPR Properties 753,759
35,196 First Industrial Realty Trust, Inc. 1,698,559
101,369 Healthcare Realty Trust, Inc. 1,953,381
28,021 Highwoods Properties, Inc. 784,028
59,622 Independence Realty Trust, Inc. 1,005,227
26,369 JBG SMITH Properties 500,484
12,642 Jones Lang LaSalle, Inc.
a
2,014,756
28,018 Kilroy Realty Corporation 1,083,456
58,359 Kite Realty Group Trust 1,228,457
23,243 Lamar Advertising Company 2,194,139
22,640 Life Storage, Inc. 2,230,040
57,210 Macerich Company 644,185
159,284 Medical Properties Trust, Inc. 1,774,424
47,607 National Retail Properties, Inc. 2,178,496
22,509 National Storage Affiliates Trust 813,025
62,377 Omega Healthcare Investors, Inc. 1,743,437
59,889 Park Hotels & Resorts, Inc. 706,091
35,019 Pebblebrook Hotel Trust 468,904
60,800 Physicians Realty Trust 879,776
21,516 PotlatchDeltic Corporation 946,489
39,002 Rayonier, Inc. REIT 1,285,506
48,875 Rexford Industrial Realty, Inc. 2,670,530
61,523 Sabra Health Care REIT, Inc. 764,731
17,131 SL Green Realty Corporation 577,657
37,200 Spirit Realty Capital, Inc. 1,485,396
70,779 Store Capital Corporation 2,269,175
Total 44,492,384
Utilities (4.0%)
15,226 ALLETE, Inc. 982,229
17,334 Black Hills Corporation 1,219,274
63,576 Essential Utilities, Inc. 3,034,482
29,159 Hawaiian Electric Industries, Inc. 1,220,304
13,468 IDACORP, Inc. 1,452,524
24,366 National Fuel Gas Company 1,542,368
25,631 New Jersey Resources
Corporation 1,271,810
15,390 NorthWestern Corporation 913,243
53,326 OGE Energy Corporation 2,109,043
14,421 ONE Gas, Inc. 1,091,958
12,988 Ormat Technologies, Inc. 1,123,202
22,863 PNM Resources, Inc. 1,115,486
Shares Common Stock (97.9%) Value
Utilities (4.0%) - continued
23,779 Portland General Electric
Company $ 1,165,171
16,435 Southwest Gas Holdings, Inc. 1,016,998
13,982 Spire, Inc. 962,801
55,771 UGI Corporation 2,067,431
Total 22,288,324
Total Common Stock
(cost $436,994,964) 546,724,991
Shares
Collateral Held for Securities
Loaned ( 0.6% ) Value
3,195,670 Thrivent Cash Management Trust 3,195,670
Total Collateral Held for
Securities Loaned
(cost $3,195,670) 3,195,670
Shares or
Principal
Amount Short-Term Investments ( 1.9% ) Value
Federal Home Loan Bank Discount
Notes
100,000 4.170%, 2/8/2023
c,d
99,559
700,000 4.232%, 2/15/2023
c,d
696,313
Thrivent Core Short-Term Reserve
Fund
984,802 4.710% 9,848,017
Total Short-Term Investments
(cost $10,643,873) 10,643,889
Total Investments (cost
$450,834,507) 100.4% $560,564,550
Other Assets and Liabilities, Net
(0.4%) (2,269,822)
Total Net Assets 100.0% $558,294,728
a Non-income producing security.
b All or a portion of the security is on loan.
c The interest rate shown reflects the yield.
d All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for
open futures contracts.
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Mid Cap Index Portfolio as of December 31, 2022:
Securities Lending Transactions
Common Stock $ 3,135,618
Total lending $3,135,618
Gross amount payable upon return of
collateral for securities loaned $3,195,670
Net amounts due to counterparty $60,052
Definitions:
REIT - Real Estate Investment Trust is a company that buys,
develops, manages and/or sells real estate assets.

Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 151,399,823
Gross unrealized depreciation (43,016,413)
Net unrealized appreciation (depreciation) $ 108,383,410
Cost for federal income tax purposes $ 452,025,307
Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Mid Cap Index Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Common Stock
Communications Services 11,332,601 11,332,601 – –
Consumer Discretionary 76,713,998 76,713,998 – –
Consumer Staples 22,041,023 22,041,023 – –
Energy 21,346,920 21,346,920 – –
Financials 82,850,745 82,850,745 – –
Health Care 55,665,162 55,665,162 – –
Industrials 108,254,902 108,254,902 – –
Information Technology 66,023,455 66,023,455 – –
Materials 35,715,477 35,715,477 – –
Real Estate 44,492,384 44,492,384 – –
Utilities 22,288,324 22,288,324 – –
Short-Term Investments 795,872 – 795,872 –
Subtotal Investments in Securities $547,520,863 $546,724,991 $795,872 $–
Other Investments  * Total
Affiliated Short-Term Investments 9,848,017
Collateral Held for Securities Loaned 3,195,670
Subtotal Other Investments $13,043,687
Total Investments at Value $560,564,550
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
Other Financial Instruments Total Level 1 Level 2 Level 3
Liability Derivatives
Futures Contracts 155,833 155,833 – –
Total Liability Derivatives $155,833 $155,833 $– $–

Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Reference Description:
CME
-
Chicago Mercantile Exchange
S&P
-
Standard & Poor's
The following table presents Mid Cap Index Portfolio's futures contracts held as of December 31, 2022. Investments and/or cash totaling $795,872 were pledged as the initial margin deposit for these contracts.
Futures Contracts Description
Number of
Contracts
Long/(Short)
Expiration
Date
Notional Principal
Amount
Value and
Unrealized
CME E-mini S&P Mid-Cap 400 Index 48 March 2023 $ 11,880,313 ( $ 155,833)
Total Futures Long Contracts $ 11,880,313 ( $ 155,833)
Total Futures Contracts $ 11,880,313 ($155,833)
The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2022, for Mid Cap Index
Portfolio's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.
Derivatives by risk category Statement of Assets and Liabilities Location Fair Value
Liability Derivatives
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) $ 155,833
Total Equity Contracts 155,833
Total Liability Derivatives $155,833
* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.  Only current day's variation margin is reported within the Statement of Assets and Liabilities.
The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2022, for
Mid Cap Index Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Equity Contracts
Futures Net realized gains/(losses) on Futures contracts (924,126)
Total Equity Contracts
(924,126)
Total ($924,126)
The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2022, for Mid Cap Index Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized
appreciation/(depreciation)
recognized in Income
Equity Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (298,942)
Total Equity Contracts (298,942)
Total ($298,942)
The following table presents Mid Cap Index Portfolio's average volume of derivative activity during the period ended December 31, 2022.
Derivative Risk Category Average Notional Value
Equity Contracts
Futures - Long $10,702,703
Futures - Short (2,169)

Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Mid Cap Index Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $4,073 $61,216 $55,441 $9,848 985 1.8%
Total Affiliated Short-Term Investments 4,073 9,848 1.8
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment 4,734 71,066 72,604 3,196 3,196 0.6
Total Collateral Held for Securities Loaned 4,734 3,196 0.6
Total Value $8,807 $13,044
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $– $– $ – $200
Total Income/Non Income Cash from Affiliated
Investments $200
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 152
Total Affiliated Income from Securities Loaned, Net $152
Total Value $– $– $ –

Mid Cap Stock Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock ( 97.3% ) Value
Communications Services (0.9%)
1,375,834 DISH Network Corporation
a
$ 19,316,709
Total 19,316,709
Consumer Discretionary (12.6%)
251,422 Aptiv plc
a
23,414,931
29,430 Chipotle Mexican Grill, Inc.
a
40,833,831
205,477 Expedia Group, Inc.
a
17,999,785
737,173 Harley-Davidson, Inc. 30,666,397
130,109 Lululemon Athletica, Inc.
a
41,684,321
12,744 NVR, Inc.
a
58,782,720
76,449 RH
a
20,426,408
1,433,052 Sonos, Inc.
a
24,218,579
Total 258,026,972
Consumer Staples (4.0%)
159,336 Casey's General Stores, Inc. 35,747,032
511,445 Lamb Weston Holdings, Inc. 45,702,725
Total 81,449,757
Energy (5.7%)
760,362 Devon Energy Corporation 46,769,867
1,457,593 NOV, Inc. 30,449,118
308,819 Valero Energy Corporation 39,176,778
Total 116,395,763
Financials (15.8%)
1,094,510 Ally Financial, Inc. 26,760,769
101,306 Ameriprise Financial, Inc. 31,543,649
897,897 Arch Capital Group, Ltd.
a
56,369,974
1,208,371 Equitable Holdings, Inc. 34,680,248
235,352 Kinsale Capital Group, Inc. 61,549,255
1,315,178 Radian Group, Inc. 25,080,444
673,512 Western Alliance Bancorp 40,114,375
969,754 Zions Bancorp NA 47,673,107
Total 323,771,821
Health Care (11.2%)
185,684 Align Technology, Inc.
a
39,160,756
347,604 Bio-Techne Corporation 28,809,419
366,939 Edwards Lifesciences Corporation
a
27,377,319
106,516 Insulet Corporation
a
31,357,245
1,529,089 Maravai LifeSciences Holdings,
Inc.
a
21,881,264
127,003 Medpace Holdings, Inc.
a
26,976,707
696,894 NuVasive, Inc.
a
28,739,908
196,991 Sarepta Therapeutics, Inc.
a
25,526,094
Total 229,828,712
Industrials (18.2%)
379,434 Advanced Drainage Systems, Inc. 31,102,205
1,245,231 Dun & Bradstreet Holdings, Inc. 15,266,532
646,730 Fastenal Company 30,603,264
1,072,826 Howmet Aerospace, Inc. 42,280,073
72,578 Lincoln Electric Holdings, Inc. 10,486,795
174,180 Old Dominion Freight Line, Inc. 49,428,801
417,294 Quanta Services, Inc. 59,464,395
733,142 Southwest Airlines Company
a
24,684,891
609,884 Timken Company 43,100,502
187,989 United Rentals, Inc.
a
66,815,050
Total 373,232,508
Shares Common Stock (97.3%) Value
Information Technology (11.2%)
112,070 ANSYS, Inc.
a
$ 27,074,991
177,626 Bill.com Holdings, Inc.
a
19,354,129
674,603 Ciena Corporation
a
34,391,261
1,584,379 Dropbox, Inc.
a
35,458,402
154,460 NICE, Ltd. ADR
a
29,702,658
479,476 ON Semiconductor Corporation
a
29,904,918
556,664 Trimble, Inc.
a
28,144,932
376,483 Wolfspeed, Inc.
a
25,992,386
Total 230,023,677
Materials (8.2%)
195,095 Ashland, Inc. 20,978,565
824,263 Ball Corporation 42,152,810
383,416 PPG Industries, Inc. 48,210,728
587,441 Steel Dynamics, Inc. 57,392,986
Total 168,735,089
Real Estate (4.1%)
238,508 Alexandria Real Estate Equities,
Inc. 34,743,461
198,332 Camden Property Trust 22,189,384
264,168 Digital Realty Trust, Inc. 26,488,125
Total 83,420,970
Utilities (5.4%)
686,593 Alliant Energy Corporation 37,906,800
1,174,659 CenterPoint Energy, Inc. 35,228,023
336,028 Entergy Corporation 37,803,150
Total 110,937,973
Total Common Stock
(cost $1,575,509,683) 1,995,139,951
Shares Short-Term Investments ( 2.7% ) Value
Thrivent Core Short-Term Reserve
Fund
5,548,883 4.710% 55,488,833
Total Short-Term Investments
(cost $55,469,792) 55,488,833
Total Investments (cost
$1,630,979,475) 100.0% $2,050,628,784
Other Assets and Liabilities, Net
(<0.1%) (83,645)
Total Net Assets 100.0% $2,050,545,139
a Non-income producing security.
Definitions:
ADR - American Depositary Receipt, which are certificates
for an underlying foreign security's shares held by an
issuing U.S. depository bank.
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 538,251,453
Gross unrealized depreciation (122,348,712)
Net unrealized appreciation (depreciation) $ 415,902,741
Cost for federal income tax purposes $ 1,634,726,043

Mid Cap Stock Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Mid Cap Stock Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Common Stock
Communications Services 19,316,709 19,316,709 – –
Consumer Discretionary 258,026,972 258,026,972 – –
Consumer Staples 81,449,757 81,449,757 – –
Energy 116,395,763 116,395,763 – –
Financials 323,771,821 323,771,821 – –
Health Care 229,828,712 229,828,712 – –
Industrials 373,232,508 373,232,508 – –
Information Technology 230,023,677 230,023,677 – –
Materials 168,735,089 168,735,089 – –
Real Estate 83,420,970 83,420,970 – –
Utilities 110,937,973 110,937,973 – –
Subtotal Investments in Securities $1,995,139,951 $1,995,139,951 $– $–
Other Investments  * Total
Affiliated Short-Term Investments 55,488,833
Subtotal Other Investments $55,488,833
Total Investments at Value $2,050,628,784
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Mid Cap Stock Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $64,547 $181,476 $190,534 $55,489 5,549 2.7%
Total Affiliated Short-Term Investments 64,547 55,489 2.7
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment 30,010 77,905 107,915 – – –
Total Collateral Held for Securities Loaned 30,010 – –
Total Value $94,557 $55,489
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $9 ($9) $ – $991
Total Income/Non Income Cash from Affiliated
Investments $991
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 9
Total Affiliated Income from Securities Loaned, Net $9
Total Value $9 ($9) $ –

Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock ( 97.0% ) Value
Communications Services (2.2%)
57,588 Imax Corporation
a
$ 844,240
34,957 Warner Bros. Discovery, Inc.
a
331,393
Total 1,175,633
Consumer Discretionary (11.4%)
4,774 Aptiv plc
a
444,603
22,141 Cedar Fair, LP 915,309
13,541 D.R. Horton, Inc. 1,207,045
6,078 Dollar Tree, Inc.
a
859,672
18,796 eBay, Inc. 779,470
6,062 Lear Corporation 751,809
29,005 Tapestry, Inc. 1,104,510
Total 6,062,418
Consumer Staples (5.1%)
23,323 Hain Celestial Group, Inc.
a
377,366
10,659 Lamb Weston Holdings, Inc. 952,488
5,080 Sysco Corporation 388,366
28,865 US Foods Holding Corporation
a
981,988
Total 2,700,208
Energy (6.9%)
38,430 Enterprise Products Partners, LP 926,932
18,767 Helmerich & Payne, Inc. 930,280
4,672 Marathon Petroleum Corporation 543,774
5,591 Pioneer Natural Resources
Company 1,276,928
Total 3,677,914
Financials (18.0%)
8,443 Allstate Corporation 1,144,871
3,027 Capital One Financial Corporation 281,390
8,759 Cboe Global Markets, Inc. 1,098,992
7,351 Comerica, Inc. 491,414
48,155 Eastern Bankshares, Inc. 830,674
16,290 Enterprise Financial Services
Corporation 797,558
30,991 Equitable Holdings, Inc. 889,442
5,903 M&T Bank Corporation 856,289
3,889 Raymond James Financial, Inc. 415,540
6,552 Selective Insurance Group, Inc. 580,573
17,229 Voya Financial, Inc. 1,059,411
13,041 Wintrust Financial Corporation 1,102,225
Total 9,548,379
Health Care (8.6%)
5,070 Acadia Healthcare Company, Inc.
a
417,362
22,608 Baxter International, Inc. 1,152,330
11,147 Cardinal Health, Inc. 856,870
4,242 Laboratory Corporation of America
Holdings 998,906
7,998 Universal Health Services, Inc. 1,126,838
Total 4,552,306
Industrials (15.5%)
8,100 AGCO Corporation 1,123,389
26,997 Barnes Group, Inc. 1,102,827
5,354 Booz Allen Hamilton Holding
Corporation 559,600
4,103 Carlisle Companies, Inc. 966,872
10,769 Crane Holdings, Company 1,081,746
4,077 JB Hunt Transport Services, Inc. 710,866
Shares Common Stock (97.0%) Value
Industrials (15.5%) - continued
3,455 Lincoln Electric Holdings, Inc. $ 499,213
31,026 Sensata Technologies Holding plc 1,252,830
27,822 Southwest Airlines Company
a
936,767
Total 8,234,110
Information Technology (9.9%)
11,775 CommVault Systems, Inc.
a
739,941
11,681 Fidelity National Information
Services, Inc. 792,556
5,962 Jabil, Inc. 406,608
13,880 Juniper Networks, Inc. 443,605
53,496 Knowles Corporation
a
878,404
11,211 MKS Instruments, Inc. 949,908
5,768 ON Semiconductor Corporation
a
359,750
4,639 PTC, Inc.
a
556,866
4,775 Western Digital Corporation
a
150,651
Total 5,278,289
Materials (7.7%)
37,574 Axalta Coating Systems, Ltd.
a
957,010
21,661 Berry Plastics Group, Inc. 1,308,974
13,942 Celanese Corporation 1,425,430
4,906 CF Industries Holdings, Inc. 417,991
Total 4,109,405
Real Estate (6.9%)
2,645 Camden Property Trust 295,923
5,152 CBRE Group, Inc.
a
396,498
39,802 Healthcare Realty Trust, Inc. 766,985
16,133 Highwoods Properties, Inc. 451,401
67,347 Host Hotels & Resorts, Inc. 1,080,919
32,918 Kimco Realty Corporation 697,203
Total 3,688,929
Utilities (4.8%)
9,496 Alliant Energy Corporation 524,274
4,517 DTE Energy Company 530,883
10,440 Evergy, Inc. 656,989
30,739 NiSource, Inc. 842,864
Total 2,555,010
Total Common Stock
(cost $50,336,991) 51,582,601
Shares Short-Term Investments ( 3.0% ) Value
Thrivent Core Short-Term Reserve
Fund
161,928 4.710% 1,619,281
Total Short-Term Investments
(cost $1,619,281) 1,619,281
Total Investments (cost
$51,956,272) 100.0% $53,201,882
Other Assets and Liabilities, Net
(<0.1%) (16,003)
Total Net Assets 100.0% $53,185,879
a Non-income producing security.

Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 4,952,598
Gross unrealized depreciation (3,726,157)
Net unrealized appreciation (depreciation) $ 1,226,441
Cost for federal income tax purposes $ 51,975,441
Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Mid Cap Value Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Common Stock
Communications Services 1,175,633 1,175,633 – –
Consumer Discretionary 6,062,418 6,062,418 – –
Consumer Staples 2,700,208 2,700,208 – –
Energy 3,677,914 3,677,914 – –
Financials 9,548,379 9,548,379 – –
Health Care 4,552,306 4,552,306 – –
Industrials 8,234,110 8,234,110 – –
Information Technology 5,278,289 5,278,289 – –
Materials 4,109,405 4,109,405 – –
Real Estate 3,688,929 3,688,929 – –
Utilities 2,555,010 2,555,010 – –
Subtotal Investments in Securities $51,582,601 $51,582,601 $– $–
Other Investments  * Total
Affiliated Short-Term Investments 1,619,281
Subtotal Other Investments $1,619,281
Total Investments at Value $53,201,882
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Mid Cap Value Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $652 $22,929 $21,962 $1,619 162 3.0%
Total Affiliated Short-Term Investments 652 1,619 3.0
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment 266 2,131 2,397 – – –
Total Collateral Held for Securities Loaned 266 – –
Total Value $918 $1,619
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $– $– $ – $34
Total Income/Non Income Cash from Affiliated
Investments $34
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 0
Total Affiliated Income from Securities Loaned, Net $0
Total Value $– $– $ –

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans ( 1.4% )
a
Value
Basic Materials (0.1%)
Asplundh Tree Expert, LLC, Term
Loan
$ 787,000
0.000%,  (LIBOR 1M +
1.750%), 9/4/2027
b,c,d
$ 785,686
Grinding Media, Inc., Term Loan
450,360
8.070%,  (LIBOR 3M +
4.000%), 10/12/2028
d,e
416,583
Hyperion Materials &
Technologies, Inc., Term Loan
398,893
9.147%,  (LIBOR 3M +
4.500%), 8/30/2028
d
384,684
INEOS US Petrochem, LLC, Term
Loan
1,176,713
7.134%,  (LIBOR 1M +
2.750%), 1/29/2026
d
1,154,061
Lummus Technology Holdings V,
LLC, Term Loan
411,699
7.884%,  (LIBOR 1M +
3.500%), 6/30/2027
d
393,539
Nouryon USA, LLC, Term Loan
1,500,713
7.165%,  (LIBOR 3M +
2.750%), 10/1/2025
d
1,477,452
Spectrum Group Buyer, Inc., Term
Loan
410,220
9.440%,  (TSFR1M +
6.500%), 5/19/2028
d
386,460
Total 4,998,465
Capital Goods (0.1%)
Advanced Drainage Systems, Inc.,
Term Loan
1,123
6.474%,  (LIBOR 1M +
2.250%), 9/24/2026
d
1,124
Ali Group North America
Corporation, Term Loan
658,000
0.000%,  (TSFR1M +
2.000%), 7/22/2029
b,c,d
651,539
Berry Global, Inc., Term Loan
787,000
0.000%,  (LIBOR 1M +
1.750%), 7/1/2026
b,c,d
779,846
Brookfield WEC Holdings, Inc.,
Term Loan
980,000
0.000%,  (LIBOR 1M +
2.750%), 8/1/2025
b,c,d
964,790
BW Holding, Inc., Term Loan
424,051
8.549%,  (LIBOR 1M +
4.000%), 12/14/2028
b,c,d
371,753
Charter Next Generation, Inc.,
Term Loan
464,000
0.000%,  (LIBOR 1M +
3.750%), 12/1/2027
b,c,d
449,936
Clydesdale Acquisition Holdings,
Inc., Term Loan
1,132,155
8.598%,  (TSFR1M +
3.925%), 4/13/2029
b,c,d
1,076,023
Cornerstone Building Brands, Inc.,
Term Loan
720,168
7.568%,  (LIBOR 1M +
3.250%), 4/12/2028
d
643,779
Foley Products Company, LLC,
Term Loan
411,726
8.453%,  (SOFRRATE +
4.750%), 2/16/2029
d
396,974
Principal
Amount Bank Loans (1.4%)
a
Value
Capital Goods (0.1%) - continued
Ingersoll-Rand Services Company,
Term Loan
$ 656,313
6.173%,  (LIBOR 1M +
1.750%), 2/28/2027
d
$ 650,163
Mauser Packaging Solutions
Holding Company, Term Loan
783,926
7.370%,  (LIBOR 1M +
3.250%), 4/3/2024
d
764,437
Quikrete Holdings, Inc., Term Loan
263,000
0.000%,  (LIBOR 1M +
2.625%), 1/31/2027
b,c,d
259,713
1,037,162
7.384%,  (LIBOR 1M +
3.000%), 3/18/2029
d
1,027,766
Smyrna Ready Mix Concrete, LLC,
Term Loan
398,897
8.673%,  (TSFR1M +
4.250%), 4/1/2029
d,e
389,922
TK Elevator US Newco, Inc., Term
Loan
671,000
0.000%,  (LIBOR 6M +
3.500%), 7/31/2027
b,c,d
644,583
TransDigm, Inc., Term Loan
1,556,888
6.980%,  (LIBOR 3M +
2.250%), 12/9/2025
d
1,535,994
Vertiv Group Corporation, Term
Loan
656,326
7.119%,  (LIBOR 1M +
2.750%), 3/2/2027
b,c,d
631,989
Total 11,240,331
Communications Services (0.2%)
Altice France SA, Term Loan
1,367,000
8.650%,  (LIBOR 2M +
4.000%), 8/14/2026
d
1,268,467
CCI Buyer, Inc., Term Loan
529,000
8.580%,  (LIBOR 3M +
4.000%), 12/17/2027
b,c,d
504,137
Cengage Learning, Inc., Term
Loan
437,492
7.814%,  (LIBOR 3M +
4.750%), 7/14/2026
d
392,514
Charter Communications
Operating, LLC, Term Loan
1,651,000
6.140%,  (LIBOR 1M +
1.750%), 2/1/2027
b,c,d
1,610,022
Clear Channel Outdoor Holdings,
Inc., Term Loan
1,222,341
7.915%,  (LIBOR 3M +
3.500%), 8/21/2026
d
1,111,022
CMG Media Corporation, Term
Loan
1,248,116
8.230%,  (LIBOR 3M +
3.500%), 12/17/2026
d
1,165,878
Connect Finco SARL, Term Loan
400,000
0.000%,  (LIBOR 1M +
3.500%), 12/12/2026
b,c,d
394,832
Crown Subsea Communications
Holding, Inc., Term Loan
399,900
8.870%,  (LIBOR 1M +
4.750%), 4/27/2027
d
389,235
CSC Holdings, LLC, Term Loan
1,316,000
6.818%,  (LIBOR 1M +
2.500%), 4/15/2027
d
1,171,240

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (1.4%)
a
Value
Communications Services (0.2%) - continued
DIRECTV Financing, LLC, Term
Loan
$ 1,597,793
9.384%,  (LIBOR 1M +
5.000%), 8/2/2027
d
$ 1,552,192
iHeartCommunications, Inc., Term
Loan
670,800
7.384%,  (LIBOR 1M +
3.000%), 5/1/2026
d
613,574
Level 3 Financing, Inc., Term Loan
684,000
0.000%,  (LIBOR 1M +
1.750%), 3/1/2027
b,c,d
654,075
Lumen Technologies, Inc., Term
Loan
1,367,000
0.000%,  (LIBOR 1M +
2.250%), 3/15/2027
b,c,d
1,296,449
NEP Group, Inc., Term Loan
437,460
7.634%,  (LIBOR 1M +
3.250%), 10/20/2025
d
374,575
Nexstar Media, Inc., Term Loan
855,160
6.884%,  (LIBOR 1M +
2.500%), 9/18/2026
d
847,250
Playtika Holding Corporation, Term
Loan
529,000
0.000%,  (LIBOR 1M +
2.750%), 3/11/2028
b,c,d
503,931
Radiate Holdco, LLC, Term Loan
439,000
0.000%,  (LIBOR 1M +
3.250%), 9/25/2026
b,c,d
354,997
RLG Holdings, LLC, Term Loan
424,628
8.384%,  (LIBOR 1M +
4.000%), 7/8/2028
d
398,798
SBA Senior Finance II, LLC, Term
Loan
1,303,000
0.000%,  (LIBOR 1M +
1.750%), 4/11/2025
b,c,d
1,297,215
Univision Communications, Inc.,
Term Loan
784,923
7.634%,  (LIBOR 1M +
3.250%), 1/31/2029
d
759,742
UPC Financing Partnership, Term
Loan
400,000
0.000%,  (LIBOR 1M +
3.000%), 1/31/2029
b,c,d
390,000
Virgin Media Bristol, LLC, Term
Loan
993,000
0.000%,  (LIBOR 1M +
2.500%), 1/31/2028
b,c,d
974,917
Zayo Group Holdings, Inc., Term
Loan
1,290,000
7.384%,  (LIBOR 1M +
3.000%), 3/9/2027
d
1,041,301
Ziggo Financing Partnership, Term
Loan
671,000
0.000%,  (LIBOR 1M +
2.500%), 4/30/2028
b,c,d
653,178
Total 19,719,541
Consumer Cyclical (0.3%)
1011778 B.C., LLC, Term Loan
1,633,789
6.165%,  (LIBOR 3M +
1.750%), 11/19/2026
d
1,603,156
Principal
Amount Bank Loans (1.4%)
a
Value
Consumer Cyclical (0.3%) - continued
AlixPartners, LLP, Term Loan
$ 464,000
0.000%,  (LIBOR 1M +
2.750%), 2/4/2028
b,c,d
$ 459,527
Allied Universal Holdco, LLC, Term
Loan
1,638,000
8.173%,  (LIBOR 1M +
3.750%), 5/14/2028
b,c,d
1,553,037
Alterra Mountain Company, Term
Loan
516,000
0.000%,  (LIBOR 1M +
3.500%), 8/17/2028
b,c,d
508,585
Amentum Government Services
Holdings, LLC, Term  Loan
658,000
0.000%,  (TSFR1M +
4.000%), 2/15/2029
b,c,d
639,701
Arches Buyer, Inc., Term Loan
284,000
7.634%,  (LIBOR 1M +
3.250%), 12/6/2027
d
262,109
Caesars Resort Collection, LLC,
Term Loan
1,238,000
0.000%,  (LIBOR 3M +
2.750%), 12/22/2024
b,c,d
1,234,076
441,384
7.884%,  (LIBOR 1M +
3.500%), 7/20/2025
d
439,879
Carnival Corporation, Term Loan
854,660
7.384%,  (LIBOR 1M +
3.000%), 6/30/2025
d
817,115
444,877
7.634%,  (LIBOR 1M +
3.250%), 10/18/2028
d
415,292
Clarios Global, LP, Term Loan
1,058,000
7.634%,  (LIBOR 1M +
3.250%), 4/30/2026
d
1,034,639
Crocs, Inc., Term Loan
671,000
0.000%,  (TSFR1M +
3.600%), 2/19/2029
b,c,d
656,741
Cushman & Wakefield US
Borrower, LLC, Term Loan
656,313
7.134%,  (LIBOR 1M +
2.750%), 8/21/2025
d
640,141
Delta 2 Lux Sarl, Term Loan
968,000
7.573%,  (TSFR1M +
3.250%), 1/15/2030
b,c,d
966,790
Fertitta Entertainment, LLC/NV,
Term Loan
400,000
0.000%,  (TSFR1M +
4.100%), 1/27/2029
b,c,d
379,552
Go Daddy Operating Company,
LLC, Term Loan
645,000
0.000%,  (TSFR1M +
3.250%), 11/10/2029
b,c,d
643,297
Great Outdoors Group, LLC, Term
Loan
913,687
8.134%,  (LIBOR 1M +
3.750%), 3/5/2028
d
875,997
Harbor Freight Tools USA, Inc.,
Term Loan
813,000
0.000%,  (LIBOR 1M +
2.750%), 10/19/2027
b,c,d
772,903
Hilton Worldwide Finance, LLC,
Term Loan
980,000
6.173%,  (LIBOR 1M +
1.750%), 6/21/2026
d
976,100

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (1.4%)
a
Value
Consumer Cyclical (0.3%) - continued
IRB Holding Corporation, Term
Loan
$ 942,000
0.000%,  (TSFR1M +
3.100%), 12/15/2027
b,c,d
$ 913,034
PetSmart, LLC, Term Loan
1,290,000
8.130%,  (LIBOR 1M +
3.750%), 2/12/2028
d
1,259,762
Pilot Travel Centers, LLC, Term
Loan
1,109,000
0.000%,  (TSFR1M +
2.000%), 8/6/2028
b,c,d
1,094,860
Prime Security Services Borrower,
LLC, Term Loan
1,312,660
6.505%,  (LIBOR 3M +
2.750%), 9/23/2026
b,c,d
1,299,665
Scientific Games Holdings, LP,
Term Loan
671,000
0.000%,  (TSFR1M +
3.500%), 4/4/2029
b,c,d
638,812
Scientific Games International,
Inc., Term Loan
990,511
7.334%,  (TSFR1M +
3.100%), 4/14/2029
b,c,d
974,594
Staples, Inc., Term Loan
268,543
8.940%,  (LIBOR 3M +
4.500%), 9/12/2024
d
264,963
645,000
7.782%,  (LIBOR 3M +
5.000%), 4/12/2026
d
595,193
Stars Group Holdings BV, Term
Loan
387,000
6.980%,  (LIBOR 1M +
2.250%), 7/21/2026
b,c,d
381,032
UFC Holdings, LLC, Term Loan
658,000
0.000%,  (LIBOR 1M +
2.750%), 4/29/2026
b,c,d
648,499
Total 22,949,051
Consumer Non-Cyclical (0.2%)
AI Aqua Merger Sub, Inc., Term
Loan
1,052,212
7.967%,  (TSFR1M +
3.750%), 7/30/2028
d
989,522
Alltech, Inc., Term Loan
398,893
8.384%,  (LIBOR 1M +
4.000%), 10/15/2028
d
372,466
Bausch + Lomb Corporation, Term
Loan
1,029,414
7.842%,  (TSFR1M +
3.350%), 5/10/2027
b,c,d
977,305
Chobani, LLC, Term Loan
411,747
7.884%,  (LIBOR 1M +
3.500%), 10/23/2027
d
402,824
DaVita, Inc., Term Loan
335,000
0.000%,  (LIBOR 1M +
1.750%), 8/12/2026
b,c,d
325,915
Elanco Animal Health, Inc., Term
Loan
529,000
0.000%,  (LIBOR 1M +
1.750%), 8/1/2027
b,c,d
507,094
Froneri U.S., Inc., Term Loan
1,006,000
0.000%,  (LIBOR 1M +
2.250%), 1/31/2027
b,c,d
977,359
Principal
Amount Bank Loans (1.4%)
a
Value
Consumer Non-Cyclical (0.2%) - continued
Gainwell Acquisition Corporation,
Term Loan
$ 1,762,803
8.730%,  (LIBOR 3M +
4.000%), 10/1/2027
d
$ 1,650,425
Global Medical Response, Inc.,
Term Loan
488,953
8.422%,  (LIBOR 1M +
4.250%), 10/2/2025
d
340,741
ICON Luxembourg SARL, Term
Loan
1,242,041
7.000%,  (LIBOR 3M +
2.250%), 7/1/2028
d
1,237,234
Jazz Financing Lux SARL, Term
Loan
1,303,000
0.000%,  (LIBOR 1M +
3.500%), 5/5/2028
b,c,d
1,289,762
LifePoint Health, Inc., Term Loan
568,000
0.000%,  (LIBOR 1M +
3.750%), 11/16/2025
b,c,d
534,204
Medline Borrower, LP, Term Loan
2,381,002
7.634%,  (LIBOR 1M +
3.250%), 10/21/2028
b,c,d
2,259,524
Naked Juice, LLC, Term Loan
475,805
7.830%,  (LIBOR 3M +
3.250%), 1/24/2029
d
424,389
Organon & Company, Term Loan
1,303,000
7.750%,  (LIBOR 3M +
3.000%), 6/2/2028
d
1,288,341
Phoenix Newco, Inc., Term Loan
542,000
0.000%,  (LIBOR 1M +
3.250%), 11/15/2028
b,c,d
521,073
PRA Health Sciences, Inc., Term
Loan
309,455
7.000%,  (LIBOR 3M +
2.250%), 7/1/2028
d
308,258
Reynolds Consumer Products,
LLC, Term Loan
787,000
0.000%,  (LIBOR 1M +
1.750%), 2/4/2027
b,c,d
779,744
Select Medical Corporation, Term
Loan
658,000
6.890%,  (LIBOR 1M +
2.500%), 3/6/2025
d
643,524
WP CityMD Bidco, LLC, Term Loan
643,379
7.634%,  (LIBOR 1M +
3.250%), 12/23/2028
d
641,822
Total 16,471,526
Energy (<0.1%)
Buckeye Partners, LP, Term Loan
658,000
0.000%,  (LIBOR 1M +
2.250%), 11/1/2026
b,c,d
653,664
CQP Holdco, LP, Term Loan
1,312,668
8.480%,  (LIBOR 3M +
3.750%), 6/4/2028
d
1,304,832
GIP II Blue Holding, LP, Term Loan
387,000
9.230%,  (LIBOR 3M +
4.500%), 9/29/2028
d
383,048
Total 2,341,544

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (1.4%)
a
Value
Financials (0.1%)
Acrisure, LLC, Term Loan
$ 619,000
0.000%,  (LIBOR 1M +
3.500%), 2/15/2027
b,c,d
$ 579,539
Alliant Holdings Intermediate, LLC,
Term Loan
258,000
0.000%,  (LIBOR 1M +
3.250%), 5/10/2025
b,c,d
254,324
AmWINS Group, Inc., Term Loan
990,475
6.634%,  (LIBOR 1M +
2.250%), 2/19/2028
d
971,596
Asurion, LLC, Term Loan
717,170
7.634%,  (LIBOR 1M +
3.250%), 12/23/2026
d
637,837
589,500
7.634%,  (LIBOR 1M +
3.250%), 7/31/2027
d
514,710
Deerfield Dakota Holding, LLC,
Term Loan
270,307
8.073%,  (LIBOR 1M +
3.750%), 4/9/2027
d
251,978
Edelman Financial Engines Center,
LLC, Term Loan
270,314
7.884%,  (LIBOR 1M +
3.500%), 4/7/2028
d
251,595
First Eagle Holdings, Inc., Term
Loan
270,285
7.230%,  (LIBOR 3M +
2.500%), 2/2/2027
b,c,d
263,122
FleetCor Technologies Operating
Company, LLC, Term  Loan
529,000
0.000%,  (LIBOR 1M +
1.750%), 4/30/2028
b,c,d
522,885
Howden Group Holdings, Ltd.,
Term Loan
270,310
0.000%,  (LIBOR 1M +
3.250%), 11/12/2027
b,c,d
262,828
HUB International, Ltd., Term Loan
1,122,000
0.000%,  (LIBOR 3M +
3.000%), 4/25/2025
b,c,d
1,108,446
Hudson River Trading, LLC, Term
Loan
284,000
0.000%,  (TSFR1M +
3.100%), 3/18/2028
b,c,d
268,076
Jane Street Group, LLC, Term
Loan
527,654
7.134%,  (LIBOR 1M +
2.750%), 1/26/2028
d
511,328
Trans Union, LLC, Term Loan
980,000
0.000%,  (LIBOR 1M +
2.250%), 12/1/2028
b,c,d
969,112
USI, Inc./NY, Term Loan
980,000
0.000%,  (TSFR1M +
3.750%), 11/22/2029
b,c,d
969,504
VFH Parent, LLC, Term Loan
400,000
7.321%,  (TSFR1M +
3.100%), 1/13/2029
b,c,d
388,600
Total 8,725,480
Technology (0.3%)
AthenaHealth Group, Inc., Delayed
Draw
207,209
7.823%,  (LIBOR 1M +
3.500%), 2/15/2029
b,c,d
186,562
Principal
Amount Bank Loans (1.4%)
a
Value
Technology (0.3%) - continued
AthenaHealth Group, Inc., Term
Loan
$ 1,216,417
7.821%,  (PRIME + 3.500%),
2/15/2029
d
$ 1,095,214
Boxer Parent Company, Inc., Term
Loan
1,003,063
8.134%,  (LIBOR 1M +
3.750%), 10/2/2025
b,c,d
958,728
Central Parent, Inc., Term Loan
1,174,000
0.000%,  (TSFR3M +
4.500%), 7/6/2029
b,c,d
1,161,990
Coherent Corporation, Term Loan
644,605
7.134%,  (LIBOR 1M +
2.750%), 7/1/2029
b,c,d
636,386
CommScope, Inc., Term Loan
1,196,608
7.634%,  (LIBOR 1M +
3.250%), 4/4/2026
d
1,125,110
Cornerstone OnDemand, Inc.,
Term Loan
720,186
8.134%,  (LIBOR 1M +
3.750%), 10/15/2028
d
640,966
Dcert Buyer, Inc., Term Loan
800,000
0.000%,  (LIBOR 3M +
4.000%), 10/16/2026
b,c,d
771,712
Dun & Bradstreet Corporation,
Term Loan
787,000
0.000%,  (LIBOR 1M +
3.250%), 2/8/2026
b,c,d
778,430
Entegris, Inc., Term Loan
645,000
0.000%,  (TSFR1M +
3.000%), 7/6/2029
b,c,d
642,581
Gen Digital, Inc., Term Loan
851,000
0.000%,  (TSFR1M +
2.100%), 9/12/2029
b,c,d
835,222
Genesys Cloud Services Holdings
II, LLC, Term Loan
658,000
0.000%,  (LIBOR 1M +
4.000%), 12/1/2027
b,c,d
630,450
Hyland Software, Inc., Term Loan
656,286
7.884%,  (LIBOR 1M +
3.500%), 7/1/2024
d
646,606
Informatica, LLC, Term Loan
656,347
7.188%,  (LIBOR 1M +
2.750%), 10/29/2028
d
642,563
Ingram Micro, Inc., Term Loan
658,000
0.000%,  (LIBOR 1M +
3.500%), 7/2/2028
b,c,d
646,485
Magenta Buyer, LLC, Term Loan
710,000
9.170%,  (LIBOR 1M +
4.750%), 7/27/2028
b,c,d
604,388
McAfee Corporation, Term Loan
1,355,000
0.000%,  (TSFR1M +
3.850%), 3/1/2029
b,c,d
1,257,968
Mitchell International, Inc., Term
Loan
823,925
8.415%,  (LIBOR 3M +
3.750%), 10/15/2028
d
757,352
MKS Instruments, Inc., Term Loan
1,184,033
7.171%,  (TSFR1M +
2.750%), 8/17/2029
d
1,167,752

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (1.4%)
a
Value
Technology (0.3%) - continued
Open Text Corporation, Term Loan
$ 1,018,000
0.000%,  (TSFR1M +
3.600%), 11/16/2029
b,c,d
$ 993,314
Peraton Corporation, Term Loan
2,046,077
8.134%,  (LIBOR 1M +
3.750%), 2/1/2028
d
1,994,496
Polaris Newco, LLC, Term Loan
1,187,000
0.000%,  (LIBOR 1M +
4.000%), 6/4/2028
b,c,d
1,080,597
Proofpoint, Inc., Term Loan
874,791
7.985%,  (LIBOR 3M +
3.250%), 8/31/2028
d
839,309
Rackspace Technology Global,
Inc., Term Loan
604,761
7.380%,  (LIBOR 3M +
2.750%), 2/9/2028
d
375,774
RealPage, Inc., Term Loan
671,000
0.000%,  (LIBOR 1M +
3.250%), 4/22/2028
b,c,d
636,779
SS&C Technologies, Inc., Term
Loan
73,224
6.134%,  (LIBOR 1M +
1.750%), 4/16/2025
d
71,872
62,789
6.134%,  (LIBOR 1M +
1.750%), 4/16/2025
d
61,629
500,997
6.134%,  (LIBOR 1M +
1.750%), 4/16/2025
d
491,604
Tempo Acquisition, LLC, Term
Loan
645,000
7.334%,  (TSFR1M +
3.000%), 8/31/2028
b,c,d
642,420
TIBCO Software, Inc., Term Loan
710,000
0.000%,  (TSFR3M +
4.600%), 3/30/2029
b,c,d
632,788
UKG, Inc., Term Loan
1,406,000
0.000%,  (LIBOR 1M +
3.250%), 5/3/2026
b,c,d
1,335,700
Verscend Holding Corporation,
Term Loan
964,756
8.384%,  (LIBOR 1M +
4.000%), 8/27/2025
d
956,661
Total 25,299,408
Transportation (0.1%)
AAdvantage Loyalty IP, Ltd., Term
Loan
1,586,700
8.993%,  (LIBOR 3M +
4.750%), 4/20/2028
d
1,578,021
Air Canada, Term Loan
1,248,341
8.130%,  (LIBOR 3M +
3.500%), 8/11/2028
d
1,231,176
Brown Group Holding, LLC, Term
Loan
529,000
0.000%,  (LIBOR 1M +
2.500%), 6/7/2028
b,c,d
518,494
Genesee & Wyoming, Inc., Term
Loan
656,313
6.730%,  (LIBOR 3M +
2.000%), 12/30/2026
b,c,d
652,047
Mileage Plus Holdings, LLC, Term
Loan
810,000
9.996%,  (LIBOR 3M +
5.250%), 6/20/2027
d
832,072
Principal
Amount Bank Loans (1.4%)
a
Value
Transportation (0.1%) - continued
SkyMiles IP, Ltd., Term Loan
$ 1,393,000
7.993%,  (LIBOR 3M +
3.750%), 10/20/2027
b,c,d
$ 1,418,074
United Airlines, Inc., Term Loan
1,026,189
8.108%,  (LIBOR 3M +
3.750%), 4/21/2028
d
1,011,371
XPO, Inc., Term Loan
658,000
0.000%,  (LIBOR 1M +
1.750%), 2/23/2025
b,c,d
654,401
Total 7,895,656
Utilities (<0.1%)
PG&E Corporation, Term Loan
965,424
7.438%,  (LIBOR 1M +
3.000%), 6/23/2025
b,c,d
956,678
Total 956,678
Total Bank Loans
(cost $122,909,462) 120,597,680
Shares
Registered Investment
Companies ( 41.2% ) Value
Unaffiliated  (1.0%)
112,272 Energy Select Sector SPDR Fund 9,820,432
20,009 Invesco QQQ Trust Series 1 5,327,996
97,715 Materials Select Sector SPDR
Fund 7,590,501
61,711 SPDR Bloomberg High Yield Bond
ETF 5,553,990
153,772 SPDR S&P 500 ETF Trust 58,807,026
11,678 SPDR S&P Biotech ETF
f
969,274
15,303 SPDR S&P Oil & Gas Exploration
ETF 2,079,372
Total 90,148,591
Affiliated  (40.2%)
21,316,507 Thrivent Core Emerging Markets
Debt Fund 161,579,127
5,867,275 Thrivent Core Emerging Markets
Equity Fund 47,642,273
24,088,741 Thrivent Core Low Volatility Equity
Fund 267,144,136
15,635,485 Thrivent Core Small Cap Value
Fund 142,908,337
37,480,108 Thrivent Global Stock Portfolio 426,947,157
26,544,536 Thrivent High Yield Portfolio 105,010,183
41,130,541 Thrivent Income Portfolio 347,483,152
45,964,521 Thrivent International Allocation
Portfolio 378,862,567
4,932,892 Thrivent International Index
Portfolio 56,838,758
42,924,515 Thrivent Large Cap Value Portfolio 896,302,504
20,919,043 Thrivent Limited Maturity Bond
Portfolio 195,176,760
23,402,973 Thrivent Mid Cap Stock Portfolio 425,580,729
8,228,514 Thrivent Small Cap Stock Portfolio 150,247,731
Total 3,601,723,414
Total Registered Investment
Companies (cost $3,360,660,341) 3,691,872,005

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock ( 25.3% ) Value
Communications Services (1.4%)
42,117 Alphabet, Inc., Class A
f
$ 3,715,983
589,425 Alphabet, Inc., Class C
f
52,299,680
14,550 AMC Networks, Inc.
f
227,999
98 Cable One, Inc. 69,762
354,460 Comcast Corporation 12,395,466
13,563 DISH Network Corporation
f
190,425
29,697 Emerald Holding, Inc.
f
105,127
3,607 EverQuote, Inc.
f
53,167
8,806 Interpublic Group of Companies,
Inc. 293,328
1,431 Liberty Broadband Corporation,
Class C
f
109,142
5,825 Liberty Latin America, Ltd.
f
43,862
6,695 Live Nation Entertainment, Inc.
f
466,909
5,001 Match Group, Inc.
f
207,491
151,517 Meta Platforms, Inc.
f
18,233,556
57,316 Netflix, Inc.
f
16,901,342
11,875 New York Times Company 385,463
7,296 Omnicom Group, Inc. 595,135
5,888 Pinterest, Inc.
f
142,961
115,590 QuinStreet, Inc.
f
1,658,717
2,168 ROBLOX Corporation
f
61,701
5,934 SciPlay Corporation
f
95,419
10,140 Snap, Inc.
f
90,753
7,070 Trade Desk, Inc.
f
316,948
5,991 Tripadvisor, Inc.
f
107,718
128,142 Verizon Communications, Inc. 5,048,795
76,375 Walt Disney Company
f
6,635,460
228,655 Warner Bros. Discovery, Inc.
f
2,167,649
11,378 Windstream Services, LLC,
Warrants (Expires 12/31/2049)
e
56,890
8,811 ZipRecruiter, Inc.
f
144,677
96,222 ZoomInfo Technologies, Inc.
f
2,897,244
Total 125,718,769
Consumer Discretionary (2.9%)
25,364 2U, Inc.
f
159,032
598,873 Amazon.com, Inc.
f
50,305,332
4,829 American Axle & Manufacturing
Holdings, Inc.
f
37,763
621 America's Car-Mart, Inc.
f
44,873
56,221 Aptiv plc
f
5,235,862
22,725 Autoliv, Inc. 1,740,280
179 AutoNation, Inc.
f
19,207
7,333 Beazer Homes USA, Inc.
f
93,569
6,746 Best Buy Company, Inc. 541,097
15,703 Bloomin' Brands, Inc. 315,944
4,873 Booking Holdings, Inc.
f
9,820,459
2,675 Boyd Gaming Corporation 145,868
5,552 Brunswick Corporation 400,188
14,517 Buckle, Inc. 658,346
15,390 Burlington Stores, Inc.
f
3,120,476
10,748 Cedar Fair, LP 444,322
16,193 Cheesecake Factory, Inc. 513,480
3,239 Chegg, Inc.
f
81,850
18,752 Chico's FAS, Inc.
f
92,260
8,488 Chipotle Mexican Grill, Inc.
f
11,777,015
2,495 Chuy's Holdings, Inc.
f
70,608
33,937 Clarus Corporation 266,066
501 Columbia Sportswear Company 43,878
13,825 Container Store Group, Inc.
f
59,586
122,302 Cooper-Standard Holdings, Inc.
f
1,108,056
22,234 Culp, Inc. 102,054
44,553 D.R. Horton, Inc. 3,971,454
4,882 Darden Restaurants, Inc. 675,327
Shares Common Stock (25.3%) Value
Consumer Discretionary (2.9%) - continued
29,026 Designer Brands, Inc. $ 283,874
574 Dollar Tree, Inc.
f
81,187
5,394 Dorman Products, Inc.
f
436,213
114,088 Duluth Holdings, Inc.
f
705,064
10,658 Duolingo, Inc.
f
758,104
9,654 eBay, Inc. 400,351
391,180 Everi Holdings, Inc.
f
5,613,433
10,966 Expedia Group, Inc.
f
960,622
38,995 Five Below, Inc.
f
6,897,046
66,847 Foot Locker, Inc. 2,526,148
177,990 Ford Motor Company 2,070,024
5,593 Fox Factory Holding Corporation
f
510,249
57,901 Gap, Inc. 653,123
698 Garmin, Ltd. 64,418
110,557 General Motors Company 3,719,137
44,357 Gentex Corporation 1,209,615
624 Genuine Parts Company 108,270
44,340 Goodyear Tire & Rubber Company
f
450,051
4,369 Grand Canyon Education, Inc.
f
461,629
3,712 H&R Block, Inc. 135,525
7,363 Harley-Davidson, Inc. 306,301
6,711 Hibbet, Inc. 457,824
7,338 Hilton Worldwide Holdings, Inc. 927,230
82,277 Home Depot, Inc. 25,988,013
13,115 Hyatt Hotels Corporation
f
1,186,252
31,107 Kohl's Corporation 785,452
1,310 Kura Sushi USA, Inc.
f
62,461
9,265 La-Z-Boy, Inc. 211,427
12,822 Lear Corporation 1,590,184
17,660 Lithia Motors, Inc. 3,615,708
31,244 Lowe's Companies, Inc. 6,225,055
844 Lululemon Athletica, Inc.
f
270,401
1,934 M.D.C. Holdings, Inc. 61,114
45,404 Macy's, Inc. 937,593
426 Marriott Vacations Worldwide
Corporation 57,335
18,350 McDonald's Corporation 4,835,775
10,131 Modine Manufacturing Company
f
201,202
20,642 Mohawk Industries, Inc.
f
2,110,025
245 Murphy USA, Inc. 68,487
63,048 Newell Brands, Inc. 824,668
182,399 NIKE, Inc. 21,342,507
79,607 Nordstrom, Inc.
g
1,284,857
804 NVR, Inc.
f
3,708,514
190 O'Reilly Automotive, Inc.
f
160,366
45,605 Papa John's International, Inc. 3,753,748
9,211 Patrick Industries, Inc. 558,187
6,703 PENN Entertainment, Inc.
f
199,079
82,392 Planet Fitness, Inc.
f
6,492,490
16,434 Playa Hotels and Resorts NV
f
107,314
13,740 Polaris, Inc. 1,387,740
12,701 PVH Corporation 896,564
496 RH
f
132,526
8,690 Rivian Automotive, Inc.
f
160,157
8,538 Ross Stores, Inc. 991,006
10,296 Ruth's Hospitality Group, Inc. 159,382
5,518 Six Flags Entertainment
Corporation
f
128,293
55,347 Skyline Champion Corporation
f
2,850,924
9,355 Sleep Number Corporation
f
243,043
23,971 Sonos, Inc.
f
405,110
45,279 Sony Group Corporation ADR 3,453,882
16,392 Stoneridge, Inc.
f
353,411
2,245 Taylor Morrison Home Corporation
f
68,136
138,128 Tesla, Inc.
f
17,014,607

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (25.3%) Value
Consumer Discretionary (2.9%) - continued
10,349 Texas Roadhouse, Inc. $ 941,242
215,309 ThredUp, Inc.
f
282,055
1,589 TopBuild Corporation
f
248,663
23,728 Travel + Leisure Company 863,699
2,329 TravelCenters of America, Inc.
f
104,293
20,750 Ulta Beauty, Inc.
f
9,733,202
285 Vail Resorts, Inc. 67,930
9,034 Visteon Corporation
f
1,181,918
740 Williams-Sonoma, Inc. 85,041
20,647 Wingstop, Inc. 2,841,440
30,435 Wyndham Hotels & Resorts, Inc. 2,170,320
77,082 Xometry, Inc.
f,g
2,484,353
22,789 Zumiez, Inc.
f
495,433
Total 257,962,274
Consumer Staples (1.4%)
67,742 Archer-Daniels-Midland Company 6,289,845
84,704 BJ's Wholesale Club Holdings,
Inc.
f
5,604,017
6,690 Bunge, Ltd. 667,461
5,145 Cal-Maine Foods, Inc. 280,145
18,769 Casey's General Stores, Inc. 4,210,825
57,740 Celsius Holdings, Inc.
f
6,007,270
12,786 Coca-Cola Company 813,317
19,134 Costco Wholesale Corporation 8,734,671
151,624 Coty, Inc.
f
1,297,901
2,473 Darling Ingredients, Inc.
f
154,785
128,821 e.l.f. Beauty, Inc.
f
7,123,801
20,094 Estee Lauder Companies, Inc. 4,985,522
49,298 Flowers Foods, Inc. 1,416,825
427 Hershey Company 98,880
1,905 Ingredion, Inc. 186,557
8,623 John B. Sanfilippo & Son, Inc. 701,222
14,239 Kellogg Company 1,014,386
13,047 Kraft Heinz Company 531,143
24,221 Kroger Company 1,079,772
100,852 Lamb Weston Holdings, Inc. 9,012,135
10,878 Lancaster Colony Corporation 2,146,229
1,575 PepsiCo, Inc. 284,540
21,956 Performance Food Group
Company
f
1,282,011
189,498 Philip Morris International, Inc. 19,179,093
13,520 Post Holdings, Inc.
f
1,220,315
41,663 Primo Water Corporation 647,443
26,821 Procter & Gamble Company 4,064,991
604 Seneca Foods Corporation
f
36,814
7,539 Sprouts Farmers Markets, Inc.
f
244,037
38,526 Sysco Corporation 2,945,313
107,670 Turning Point Brands, Inc. 2,328,902
4,115 Tyson Foods, Inc. 256,159
191,226 Walmart, Inc. 27,113,935
Total 121,960,262
Energy (1.1%)
40,951 Antero Midstream Corporation 441,861
44,135 Archrock, Inc. 396,332
4,421 Baker Hughes Company 130,552
119,430 BP plc ADR 4,171,690
2,683 Cactus, Inc. 134,848
7,554 California Resources Corporation 328,675
12,761 Callon Petroleum Company
f
473,305
33,304 ChampionX Corporation 965,483
7,515 Chevron Corporation 1,348,867
742 Civitas Resources, Inc. 42,984
Shares Common Stock (25.3%) Value
Energy (1.1%) - continued
80,153 Clean Energy Fuels Corporation
f
$ 416,796
4,617 Comstock Resources, Inc. 63,299
58,146 ConocoPhillips 6,861,228
70,484 Devon Energy Corporation 4,335,471
175,052 Enterprise Products Partners, LP 4,222,254
4,296 EOG Resources, Inc. 556,418
64,382 EQT Corporation 2,178,043
127,471 Exxon Mobil Corporation 14,060,051
24,432 Green Plains, Inc.
f
745,176
275 Gulfport Energy Corporation
f
20,251
156,050 Halliburton Company 6,140,567
3,605 Helmerich & Payne, Inc. 178,700
13,190 HF Sinclair Corporation 684,429
21,136 International Seaways, Inc. 782,455
102,661 Liberty Energy, Inc. 1,643,603
11,291 Magnolia Oil & Gas Corporation 264,774
9,087 Marathon Oil Corporation 245,985
57,127 Marathon Petroleum Corporation 6,649,012
70,956 Matador Resources Company 4,061,521
15,453 NexTier Oilfield Solutions, Inc.
f
142,786
117,006 NOV, Inc. 2,444,255
36,946 Par Pacific Holdings, Inc.
f
858,995
37,705 PBF Energy, Inc. 1,537,610
15,242 Phillips 66 1,586,387
60,277 Pioneer Natural Resources
Company 13,766,664
134,328 ProPetro Holding Corporation
f
1,392,981
1,777 Range Resources Corporation 44,461
2,140 Schlumberger, Ltd. 114,404
4,717 Select Energy Services, Inc. 43,585
26,180 SM Energy Company 911,849
3,978 Solaris Oilfield Infrastructure, Inc. 39,502
8,763 Southwestern Energy Company
f
51,264
149,597 Talos Energy, Inc.
f
2,824,391
6,644 Technip Energies NV ADR
g
103,912
514,857 TechnipFMC plc
f
6,276,107
35,905 U.S. Silica Holdings, Inc.
f
448,813
4,379 Valero Energy Corporation 555,520
13,481 Viper Energy Partners, LP 428,561
144,285 Williams Companies, Inc. 4,746,977
Total 100,863,654
Financials (3.3%)
132,712 AGNC Investment Corporation 1,373,569
7,469 Allstate Corporation 1,012,796
65,940 Ally Financial, Inc. 1,612,233
11,573 Ambac Financial Group, Inc.
f
201,833
91,231 American Express Company 13,479,380
11,163 American Financial Group, Inc. 1,532,457
658 Ameriprise Financial, Inc. 204,881
14,198 Annaly Capital Management, Inc. 299,294
5,833 Arch Capital Group, Ltd.
f
366,196
24,929 Arthur J. Gallagher & Company 4,700,114
3,097 Assurant, Inc. 387,311
5,701 Assured Guaranty, Ltd. 354,944
17,577 Banc of California, Inc. 280,002
199,292 Bank of America Corporation 6,600,551
1,749 Bank of Marin Bancorp 57,507
11,233 Bank of N.T. Butterfield & Son, Ltd. 334,856
22,768 Bank of New York Mellon
Corporation 1,036,399
22,088 BankFinancial Corporation 232,587
2,664 BayCom Corporation 50,563
3,042 BCB Bancorp, Inc. 54,726
27,446 Berkshire Hathaway, Inc.
f
8,478,069

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (25.3%) Value
Financials (3.3%) - continued
5,023 BlackRock, Inc. $ 3,559,448
1,926 Bread Financial Holdings, Inc. 72,533
26,606 Bridgewater Bancshares, Inc.
f
471,990
23,890 Brighthouse Financial, Inc.
f
1,224,840
2,940 Brookline Bancorp, Inc. 41,601
23,448 Byline Bancorp, Inc. 538,601
39,568 Capital One Financial Corporation 3,678,241
155,911 Carlyle Group, Inc. 4,652,384
12,668 Cboe Global Markets, Inc. 1,589,454
104,369 Central Pacific Financial
Corporation 2,116,603
227,360 Charles Schwab Corporation 18,929,994
18,057 Chimera Investment Corporation 99,314
28,138 Chubb, Ltd. 6,207,243
129,317 Citigroup, Inc. 5,849,008
2,978 Citizens Financial Group, Inc. 117,244
147,923 Columbia Banking System, Inc. 4,456,920
40,706 Comerica, Inc. 2,721,196
24,359 Community Trust Bancorp, Inc. 1,118,809
18,249 ConnectOne Bancorp, Inc. 441,808
201 CrossFirst Bankshares, Inc.
f
2,494
121,212 Customers Bancorp, Inc.
f
3,435,148
25,204 Discover Financial Services 2,465,707
9,088 East West Bancorp, Inc. 598,899
19,127 Ellington Residential Mortgage
REIT 131,211
16,179 Enova International, Inc.
f
620,788
11,558 Enterprise Financial Services
Corporation 565,880
138,178 Equitable Holdings, Inc. 3,965,709
2,976 Equity Bancshares, Inc. 97,226
7,387 Essent Group, Ltd. 287,207
3,832 Farmers National Banc
Corporation 54,108
9,234 Federated Hermes, Inc. 335,287
26,407 Financial Institutions, Inc. 643,275
20,475 First Financial Corporation 943,488
9,299 First Foundation, Inc. 133,255
2,421 First Mid-Illinois Bancshares, Inc. 77,666
9,216 First of Long Island Corporation 165,888
6,888 First Republic Bank 839,578
1,418 FirstCash Holdings, Inc. 123,238
32,925 Flushing Financial Corporation 638,087
6,390 Glacier Bancorp, Inc. 315,794
2,729 Global Life, Inc. 328,981
21,423 Great Southern Bancorp, Inc. 1,274,454
12,598 Green Dot Corporation
f
199,300
33,890 Hamilton Lane, Inc. 2,164,893
17,743 Hancock Whitney Corporation 858,584
90,183 Hanmi Financial Corporation 2,232,029
26,812 Hanover Insurance Group, Inc. 3,623,106
36,591 Heartland Financial USA, Inc. 1,705,872
19,502 HomeStreet, Inc. 537,865
28,417 Hometrust Bancshares, Inc. 686,839
410,698 Hope Bancorp, Inc. 5,261,041
17,884 Horizon Bancorp, Inc. 269,691
43,336 Houlihan Lokey, Inc. 3,777,166
57,543 Independent Bank Corporation 1,376,429
8,317 Interactive Brokers Group, Inc. 601,735
23,404 Intercontinental Exchange, Inc. 2,401,016
20,644 Invesco Mortgage Capital, Inc. 262,798
21,281 Invesco, Ltd. 382,845
163,272 J.P. Morgan Chase & Company 21,894,775
34,197 Kinsale Capital Group, Inc. 8,943,199
17,909 M&T Bank Corporation 2,597,880
Shares Common Stock (25.3%) Value
Financials (3.3%) - continued
508 Marsh & McLennan Companies,
Inc. $ 84,064
1,364 Metropolitan Bank Holding
Corporation
f
80,026
58,016 MFA Financial, Inc. 571,458
146,957 MGIC Investment Corporation 1,910,441
37,915 Midland States Bancorp, Inc. 1,009,297
52,686 MidWestOne Financial Group, Inc. 1,672,781
17,544 Moody's Corporation 4,888,109
65,834 Morgan Stanley 5,597,207
15,117 Mr. Cooper Group, Inc.
f
606,645
11,078 MSCI, Inc. 5,153,153
118,676 Nasdaq, Inc. 7,280,773
384,406 New York Community Bancorp,
Inc. 3,305,892
73,143 NMI Holdings, Inc.
f
1,528,689
47,588 OceanFirst Financial Corporation 1,011,245
8,384 OFG Bancorp 231,063
30,630 Old Republic International
Corporation 739,715
46,819 OneMain Holdings, Inc. 1,559,541
139,432 PacWest Bancorp 3,199,964
6,328 Pathward Financial, Inc. 272,420
1,298 PCB Bancorp 22,962
1,377 Peapack-Gladstone Financial
Corporation 51,252
599 PennyMac Financial Services, Inc. 33,939
77,554 Popular, Inc. 5,143,381
2,528 Primerica, Inc. 358,521
909 Principal Financial Group, Inc. 76,283
10,744 Prosperity Bancshares, Inc. 780,874
1,605 QCR Holdings, Inc. 79,672
196,670 Radian Group, Inc. 3,750,497
16,780 Raymond James Financial, Inc. 1,792,943
2,732 Reinsurance Group of America,
Inc. 388,190
1,157 RenaissanceRe Holdings, Ltd. 213,154
184,604 Rithm Capital Corporation 1,508,215
32,953 RLI Corporation 4,325,740
50,896 S&P Global, Inc. 17,047,106
3,436 S&T Bancorp, Inc. 117,442
58,630 Seacoast Banking Corporation of
Florida 1,828,670
27,195 Silvergate Capital Corporation
f,g
473,193
42,833 State Street Corporation 3,322,556
984 SVB Financial Group
f
226,458
53,213 Synchrony Financial 1,748,579
11,914 Synovus Financial Corporation 447,371
608 T. Rowe Price Group, Inc. 66,308
8,161 Territorial Bancorp, Inc. 195,946
26,335 TPG RE Finance Trust, Inc. 178,815
34,683 Tradeweb Markets, Inc. 2,251,967
71,653 Triumph Financial, Inc.
f
3,501,682
80,937 Truist Financial Corporation 3,482,719
30,159 TrustCo Bank Corporation NY 1,133,677
18,651 Two Harbors Investment
Corporation 294,126
66,504 Umpqua Holdings Corporation 1,187,096
5,778 Univest Financial Corporation 150,979
71,248 Unum Group 2,923,305
39,493 Virtu Financial, Inc. 806,052
4,722 W.R. Berkley Corporation 342,676
1,278 Walker & Dunlop, Inc. 100,297
2,661 Washington Federal, Inc. 89,277
140,523 Wells Fargo & Company 5,802,195

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (25.3%) Value
Financials (3.3%) - continued
97,908 Western Alliance Bancorp $ 5,831,400
4,765 Western Asset Mortgage Capital
Corporation 43,409
2,209 Wintrust Financial Corporation 186,705
16,853 Zions Bancorp NA 828,493
7,289 Zurich Insurance Group AG 3,484,706
Total 295,679,241
Health Care (4.1%)
4,947 10X Genomics, Inc.
f
180,269
77,800 Abbott Laboratories 8,541,662
21,998 ACADIA Pharmaceuticals, Inc.
f
350,208
7,787 Accolade, Inc.
f
60,661
50,687 Adaptive Biotechnologies
Corporation
f
387,249
22,091 Agilent Technologies, Inc. 3,305,918
167,209 Agiliti, Inc.
f
2,727,179
12,557 Agios Pharmaceuticals, Inc.
f
352,601
31,108 Aldeyra Therapeutics, Inc.
f
216,512
1,206 Align Technology, Inc.
f
254,345
11,605 Alignment Healthcare, Inc.
f
136,475
62,149 Alkermes plc
f
1,623,953
77,819 Allogene Therapeutics, Inc.
f,g
489,482
326 Alnylam Pharmaceuticals, Inc.
f
77,474
2,713 Amedisys, Inc.
f
226,644
9,228 AmerisourceBergen Corporation 1,529,172
37,529 Amgen, Inc. 9,856,617
2,519 AMN Healthcare Services, Inc.
f
259,004
5,504 Anika Therapeutics, Inc.
f
162,918
9,086 Arcutis Biotherapeutics, Inc.
f
134,473
14,343 Argenx SE ADR
f
5,433,559
23,391 Ascendis Pharma AS ADR
f
2,856,743
59,532 AstraZeneca plc ADR 4,036,270
19,685 Atara Biotherapeutics, Inc.
f
64,567
8,961 Avanos Medical, Inc.
f
242,485
101,029 Avantor, Inc.
f
2,130,702
40,339 Axonics, Inc.
f
2,522,398
146,040 Baxter International, Inc. 7,443,659
15,627 Biogen, Inc.
f
4,327,429
53,281 BioLife Solutions, Inc.
f
969,714
43,235 Bio-Techne Corporation 3,583,317
3,575 Blueprint Medicines Corporation
f
156,621
3,147 Bristol-Myers Squibb Company 226,427
3,587 Cardinal Health, Inc. 275,733
1,879 Cardiovascular Systems, Inc.
f
25,592
5,611 Charles River Laboratories
International, Inc.
f
1,222,637
755 Chemed Corporation 385,375
36,121 Cigna Holding Company 11,968,332
22,106 Community Health Systems, Inc.
f
95,498
241 CONMED Corporation 21,362
8,511 Cooper Companies, Inc. 2,814,332
13,506 CRISPR Therapeutics AG
f
549,019
31,493 CVS Health Corporation 2,934,833
77,787 Danaher Corporation 20,646,226
39,305 Deciphera Pharmaceuticals, Inc.
f
644,209
6,823 Dentsply Sirona, Inc. 217,244
38,496 DexCom, Inc.
f
4,359,287
50,853 Dynavax Technologies
Corporation
f
541,076
4,351 Editas Medicine, Inc.
f
38,593
33,544 Edwards Lifesciences Corporation
f
2,502,718
20,311 Elanco Animal Health, Inc.
f
248,200
40,060 Elevance Health, Inc. 20,549,578
18,809 Encompass Health Corporation 1,124,966
Shares Common Stock (25.3%) Value
Health Care (4.1%) - continued
9,404 Enhabit, Inc.
f
$ 123,757
74,678 Enovis Corporation
f
3,996,767
1,535 Ensign Group, Inc. 145,226
3,736 Exact Sciences Corporation
f
184,969
77,487 Gilead Sciences, Inc. 6,652,259
2,214 Guardant Health, Inc.
f
60,221
47,634 Halozyme Therapeutics, Inc.
f
2,710,375
17,015 HCA Healthcare, Inc. 4,082,919
2,685 HealthEquity, Inc.
f
165,503
72,365 Hims & Hers Health, Inc.
f
463,860
44,106 Hologic, Inc.
f
3,299,570
1,448 IDEAYA Biosciences, Inc.
f
26,310
1,207 IDEXX Laboratories, Inc.
f
492,408
39,954 Immunocore Holdings plc ADR
f
2,280,175
44,938 Inari Medical, Inc.
f
2,856,259
28,713 Inspire Medical Systems, Inc.
f
7,232,230
16,385 Insulet Corporation
f
4,823,580
1,026 Integra LifeSciences Holdings
Corporation
f
57,528
69,862 Intuitive Surgical, Inc.
f
18,537,882
9,862 Ionis Pharmaceuticals, Inc.
f
372,488
6,022 Jazz Pharmaceuticals, Inc.
f
959,365
71,583 Johnson & Johnson 12,645,137
5,527 KalVista Pharmaceuticals, Inc.
f
37,363
4,821 Kiniksa Pharmaceuticals, Ltd.
f
72,219
20,625 Kura Oncology, Inc.
f
255,956
50,930 Laboratory Corporation of America
Holdings 11,992,996
79,768 Lantheus Holdings, Inc.
f
4,064,977
341,583 Maravai LifeSciences Holdings,
Inc.
f
4,888,053
4,699 Masimo Corporation
f
695,217
826 Medpace Holdings, Inc.
f
175,451
192,754 Medtronic plc 14,980,841
164,291 Merck & Company, Inc. 18,228,086
465 Merit Medical Systems, Inc.
f
32,838
16,319 Mersana Therapeutics, Inc.
f
95,629
32,769 Mirati Therapeutics, Inc.
f
1,484,763
1,072 MultiPlan Corporation
f
1,233
44,267 Natera, Inc.
f
1,778,205
11,444 National HealthCare Corporation 680,918
66,144 Novo Nordisk AS ADR 8,951,929
5,429 Nurix Therapeutics, Inc.
f
59,610
16,515 NuVasive, Inc.
f
681,079
7,087 Oak Street Health, Inc.
f
152,441
9,182 Omnicell, Inc.
f
462,956
11,181 OraSure Technologies, Inc.
f
53,892
288,537 Pfizer, Inc. 14,784,636
1,275 Pliant Therapeutics, Inc.
f
24,646
229,509 Progyny, Inc.
f
7,149,205
27,043 Protagonist Therapeutics, Inc.
f
295,039
126,773 R1 RCM, Inc.
f
1,388,164
15,589 RAPT Therapeutics, Inc.
f
308,662
19,655 Reata Pharmaceuticals, Inc.
f,g
746,693
19,659 Regeneron Pharmaceuticals, Inc.
f
14,183,772
30,082 Repligen Corporation
f
5,093,183
19,903 Revance Therapeutics, Inc.
f
367,409
8,180 Sage Therapeutics, Inc.
f
311,985
27,957 Sarepta Therapeutics, Inc.
f
3,622,668
2,067 Scholar Rock Holding Corporation
f
18,706
185 Seagen, Inc.
f
23,774
10,498 Sensus Healthcare, Inc.
f
77,895
6,768 ShockWave Medical, Inc.
f
1,391,568
75,928 Silk Road Medical, Inc.
f
4,012,795
6,874 SpringWorks Therapeutics, Inc.
f
178,793

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (25.3%) Value
Health Care (4.1%) - continued
3,726 Stryker Corporation $ 910,970
8,417 Syneos Health, Inc.
f
308,736
12,455 Teleflex, Inc. 3,109,142
29,078 Travere Therapeutics, Inc.
f
611,510
15,091 Twist Bioscience Corporation
f
359,317
1,523 U.S. Physical Therapy, Inc. 123,409
9,889 Ultragenyx Pharmaceutical, Inc.
f
458,157
2,775 UnitedHealth Group, Inc. 1,471,249
8,848 Vanda Pharmaceuticals, Inc.
f
65,387
1,170 Veeva Systems, Inc.
f
188,815
13,633 Veracyte, Inc.
f
323,511
42,798 Vericel Corporation
f
1,127,299
49,299 Viemed Healthcare, Inc.
f
372,700
53,124 Vor BioPharma, Inc.
f,g
353,275
14,723 VYNE Therapeutics, Inc.
f
2,208
12,382 Waters Corporation
f
4,241,826
8,467 Zentalis Pharmaceuticals, Inc.
f
170,525
31,687 Zimmer Biomet Holdings, Inc. 4,040,092
84,407 Zoetis, Inc. 12,369,846
24,268 Zymeworks, Inc.
f,g
190,746
Total 362,805,270
Industrials (3.2%)
15,270 3M Company 1,831,178
2,465 Advanced Drainage Systems, Inc. 202,056
6,478 AECOM 550,177
4,155 AGCO Corporation 576,257
73,756 Air Lease Corporation 2,833,706
50,194 Alaska Air Group, Inc.
f
2,155,330
65,586 Altra Industrial Motion Corporation 3,918,763
2,850 American Woodmark Corporation
f
139,251
50,831 AMETEK, Inc. 7,102,107
68,365 ASGN, Inc.
f
5,570,380
4,719 Atkore International Group, Inc.
f
535,229
11,975 AZZ, Inc. 481,395
94,061 Badger Infrastructure Solutions,
Ltd. 1,852,043
13,267 Barnes Group, Inc. 541,957
3,169 Beacon Roofing Supply, Inc.
f
167,292
15,238 Booz Allen Hamilton Holding
Corporation 1,592,676
107 CACI International, Inc.
f
32,163
19,886 Carlisle Companies, Inc. 4,686,136
2,222 Caterpillar, Inc. 532,302
8,338 CBIZ, Inc.
f
390,635
41,404 Chart Industries, Inc.
f
4,770,983
14,054 Cimpress plc
f
388,031
13,108 Cintas Corporation 5,919,835
1,841 Clean Harbors, Inc.
f
210,095
309,809 CNH Industrial NV 4,975,533
817 Columbus McKinnon Corporation 26,528
1,656 CoStar Group, Inc.
f
127,976
31,756 Crane Holdings, Company 3,189,890
8,830 CSW Industrials, Inc. 1,023,662
262,975 CSX Corporation 8,146,965
14,958 Curtiss-Wright Corporation 2,497,836
4,418 Deere & Company 1,894,262
93,523 Delta Air Lines, Inc.
f
3,073,166
7,326 Donaldson Company, Inc. 431,282
192,538 Driven Brands Holdings, Inc.
f
5,258,213
8,159 Dun & Bradstreet Holdings, Inc. 100,029
6,424 Eagle Bulk Shipping, Inc. 320,815
13,796 EMCOR Group, Inc. 2,043,326
133,667 Emerson Electric Company 12,840,052
Shares Common Stock (25.3%) Value
Industrials (3.2%) - continued
50,759 Expeditors International of
Washington, Inc. $ 5,274,875
23,692 Fastenal Company 1,121,105
260,204 First Advantage Corporation
f
3,382,652
6,752 Forrester Research, Inc.
f
241,452
20,314 Fortune Brands Innovations, Inc. 1,160,133
34,241 Forward Air Corporation 3,591,538
4,635 Genco Shipping & Trading, Ltd. 71,194
6,914 Generac Holdings, Inc.
f
695,963
16,360 General Dynamics Corporation 4,059,080
1,412 Gorman-Rupp Company 36,175
10,155 Greenbrier Companies, Inc. 340,497
1,207 Heidrick & Struggles International,
Inc. 33,760
11,827 Helios Technologies, Inc. 643,862
806 Heritage-Crystal Clean, Inc.
f
26,179
22,777 Hillman Solutions Corporation
f
164,222
152,533 Howmet Aerospace, Inc. 6,011,326
23,317 Hubbell, Inc. 5,472,034
175,066 IAA, Inc.
f
7,002,640
1,467 ICF International, Inc. 145,306
26,040 IDEX Corporation 5,945,713
39,163 Janus International Group, Inc.
f
372,832
56,066 JetBlue Airways Corporation
f
363,308
42,484 Johnson Controls International plc 2,718,976
372 Knight-Swift Transportation
Holdings, Inc. 19,497
13,694 L3Harris Technologies, Inc. 2,851,228
18,698 Landstar System, Inc. 3,045,904
6,428 Leidos Holdings, Inc. 676,161
58,470 Lincoln Electric Holdings, Inc. 8,448,330
8,104 ManpowerGroup, Inc. 674,334
20,314 Masterbrand, Inc.
f
153,371
29,372 Mercury Systems, Inc.
f
1,314,103
56,757 Middleby Corporation
f
7,599,762
10,344 Miller Industries, Inc. 275,771
7,816 MSC Industrial Direct Company,
Inc. 638,567
800 National Presto Industries, Inc. 54,768
46,182 Norfolk Southern Corporation 11,380,168
16,215 Northrop Grumman Corporation 8,847,066
8,946 Old Dominion Freight Line, Inc. 2,538,696
7,311 Owens Corning, Inc. 623,628
16,900 PACCAR, Inc. 1,672,593
51,693 Parker-Hannifin Corporation 15,042,663
99,722 Pentair plc 4,485,496
33,976 Planet Labs PBC
f,g
147,796
2,705 Quanta Services, Inc. 385,463
94,984 Regal Rexnord Corporation 11,396,180
3,467 Republic Services, Inc. 447,208
1,757 RXO, Inc.
f
30,220
9,006 Saia, Inc.
f
1,888,378
32,176 SkyWest, Inc.
f
531,226
2,309 Snap-On, Inc. 527,583
4,818 Southwest Airlines Company
f
162,222
22,613 Standex International Corporation 2,315,797
188,003 Sun Country Airlines Holdings,
Inc.
f
2,981,728
51,699 SunPower Corporation
f
932,133
30,980 Sunrun, Inc.
f
744,140
6,388 Tennant Company 393,309
10,731 Terex Corporation 458,428
25,115 Timken Company 1,774,877
7,099 Trane Technologies plc 1,193,271
34,863 TransUnion 1,978,475

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (25.3%) Value
Industrials (3.2%) - continued
26,286 Trex Company, Inc.
f
$ 1,112,686
20,461 Tutor Perini Corporation
f
154,481
505,564 Uber Technologies, Inc.
f
12,502,598
17,331 Union Pacific Corporation 3,588,730
8,463 United Airlines Holdings, Inc.
f
319,055
31,688 United Parcel Service, Inc. 5,508,642
15,014 United Rentals, Inc.
f
5,336,276
8,923 Univar Solutions, Inc.
f
283,751
2,741 Valmont Industries, Inc. 906,366
85,653 Vicor Corporation
f
4,603,849
1,458 Watts Water Technologies, Inc. 213,203
181,253 WillScot Mobile Mini Holdings
Corporation
f
8,187,198
Total 283,151,709
Information Technology (5.6%)
45,692 8x8, Inc.
f
197,389
11,963 Adobe, Inc.
f
4,025,908
2,826 American Software, Inc. 41,486
19,181 Amkor Technology, Inc. 459,960
98,239 Amphenol Corporation 7,479,917
727 ANSYS, Inc.
f
175,636
463,911 Apple, Inc. 60,275,956
88,091 Applied Materials, Inc. 8,578,302
25,434 Arista Networks, Inc.
f
3,086,416
20,678 Arrow Electronics, Inc.
f
2,162,298
22,479 Autodesk, Inc.
f
4,200,651
1,103 Aviat Networks, Inc.
f
34,403
847 Avnet, Inc. 35,218
5,108 Benchmark Electronics, Inc. 136,333
18,018 BigCommerce Holdings, Inc.
f
157,477
22,343 Bill.com Holdings, Inc.
f
2,434,493
256 Blackline, Inc.
f
17,221
209,902 Block, Inc.
f
13,190,242
336 Broadridge Financial Solutions,
Inc. 45,068
6,400 Cadence Design Systems, Inc.
f
1,028,096
8,974 CalAmp Corporation
f
40,204
77,594 Calix, Inc.
f
5,309,757
1,264 Cambium Networks Corporation
f
27,391
1,190 CDW Corporation 212,510
10,904 Ciena Corporation
f
555,886
416,720 Cisco Systems, Inc. 19,852,541
3,027 Cloudflare, Inc.
f
136,851
114,696 Cognex Corporation 5,403,329
354 Cognizant Technology Solutions
Corporation 20,245
11,992 Coherent Corporation
f
420,919
12,152 Cohu, Inc.
f
389,472
55,639 CommScope Holding Company,
Inc.
f
408,947
56,347 Conduent Incorporated
f
228,205
1,348 CrowdStrike Holdings, Inc.
f
141,931
5,030 Datadog, Inc.
f
369,705
29,606 Descartes Systems Group, Inc.
f
2,062,058
902 Diodes, Inc.
f
68,678
49,122 Dolby Laboratories, Inc. 3,465,066
10,291 Dropbox, Inc.
f
230,313
14,404 Endava plc ADR
f
1,101,906
10,449 Enphase Energy, Inc.
f
2,768,567
28,514 Entegris, Inc. 1,870,233
8,249 EPAM Systems, Inc.
f
2,703,527
7,101 Euronet Worldwide, Inc.
f
670,192
81 Fair Isaac Corporation
f
48,485
Shares Common Stock (25.3%) Value
Information Technology (5.6%) - continued
47,777 Fidelity National Information
Services, Inc. $ 3,241,669
18,818 Fiserv, Inc.
f
1,901,935
79,626 Five9, Inc.
f
5,403,420
13,637 Flex, Ltd.
f
292,650
5,176 Flywire Corporation
f
126,657
36,606 Gilat Satellite Networks, Ltd.
f
212,315
6,515 Global Payments, Inc. 647,070
5,621 HubSpot, Inc.
f
1,625,200
8,014 IPG Photonics Corporation
f
758,685
15,011 Jack Henry & Associates, Inc. 2,635,331
84 Keysight Technologies, Inc.
f
14,370
2,386 KLA-Tencor Corporation 899,594
28,991 Knowles Corporation
f
476,032
13,926 Lam Research Corporation 5,853,098
150,489 Lattice Semiconductor
Corporation
f
9,763,726
1,676 Littelfuse, Inc. 369,055
1,830 Lumentum Holdings, Inc.
f
95,471
75,088 Mastercard, Inc. 26,110,350
7,355 MAXIMUS, Inc. 539,342
1,592 MaxLinear, Inc.
f
54,048
67,496 Microchip Technology, Inc. 4,741,594
402,130 Microsoft Corporation 96,438,817
5,163 MKS Instruments, Inc. 437,461
103 MongoDB, Inc.
f
20,275
17,954 Monolithic Power Systems, Inc. 6,348,714
577 Motorola Solutions, Inc. 148,699
11,806 National Instruments Corporation 435,641
1,015 NICE, Ltd. ADR
f
195,185
18,291 Nova, Ltd.
f
1,494,009
210,685 NVIDIA Corporation 30,789,506
3,494 ON Semiconductor Corporation
f
217,921
17,352 PagerDuty, Inc.
f
460,869
28,188 Palo Alto Networks, Inc.
f
3,933,354
17,143 Paycom Software, Inc.
f
5,319,644
221,224 PayPal Holdings, Inc.
f
15,755,573
4,686 PDF Solutions, Inc.
f
133,645
793 Plexus Corporation
f
81,624
32,633 PTC, Inc.
f
3,917,265
2,477 Qorvo, Inc.
f
224,515
190,759 QUALCOMM, Inc. 20,972,044
1,226 Qualys, Inc.
f
137,594
32,012 Rambus, Inc.
f
1,146,670
6,435 RingCentral, Inc.
f
227,799
99,233 Sabre Corporation
f
613,260
102,909 Salesforce, Inc.
f
13,644,704
99,104 Samsung Electronics Company,
Ltd. 4,349,996
3,042 Sanmina Corporation
f
174,276
47,407 ServiceNow, Inc.
f
18,406,716
12,421 SiTime Corporation
f
1,262,222
22,208 Skyworks Solutions, Inc. 2,023,815
47,375 Splunk, Inc.
f
4,078,514
175,580 Sprout Social, Inc.
f
9,913,247
12,237 Synopsys, Inc.
f
3,907,152
11,430 Teledyne Technologies, Inc.
f
4,570,971
207 Teradyne, Inc. 18,081
70,091 Texas Instruments, Inc. 11,580,435
3,608 Trimble, Inc.
f
182,420
4,784 TTEC Holdings, Inc. 211,118
250,762 TTM Technologies, Inc.
f
3,781,491
11,813 Tyler Technologies, Inc.
f
3,808,629
21,896 Universal Display Corporation 2,365,644
37,181 Vishay Intertechnology, Inc. 801,994

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (25.3%) Value
Information Technology (5.6%) - continued
45,445 Vontier Corporation $ 878,452
55,661 Western Union Company 766,452
2,384 WEX, Inc.
f
390,142
2,446 Wolfspeed, Inc.
f
168,872
68,338 Workiva, Inc.
f
5,738,342
7,991 Xerox Holdings Corporation 116,669
33,960 Yext, Inc.
f
221,759
5,153 Zoom Video Communications, Inc.
f
349,064
Total 505,192,261
Materials (0.8%)
1,522 Albemarle Corporation 330,061
484 Alcoa Corporation 22,007
35,757 AptarGroup, Inc. 3,932,555
4,762 Ashland, Inc. 512,058
15,713 Avery Dennison Corporation 2,844,053
107,363 Axalta Coating Systems, Ltd.
f
2,734,536
5,354 Ball Corporation 273,804
13,617 Carpenter Technology Corporation 503,012
42,952 Celanese Corporation 4,391,412
32,588 CF Industries Holdings, Inc. 2,776,498
617 Commercial Metals Company 29,801
57,046 Compass Minerals International,
Inc. 2,338,886
8,914 Corteva, Inc. 523,965
2,626 Crown Holdings, Inc. 215,883
38,173 Eastman Chemical Company 3,108,809
33,359 Huntsman Corporation 916,705
15,382 Ingevity Corporation
f
1,083,508
12,348 Innospec, Inc. 1,270,115
6,963 International Flavors & Fragrances,
Inc. 730,001
63,133 Ivanhoe Mines, Ltd.
f
498,909
5,821 Kaiser Aluminum Corporation 442,163
10,236 Linde plc 3,338,778
20,608 LSB Industries, Inc.
f
274,086
49,599 LyondellBasell Industries NV 4,118,205
8,131 Martin Marietta Materials, Inc. 2,748,034
6,051 Mativ, Inc. 126,466
11,259 Mercer International, Inc. 131,055
9,485 MP Materials Corporation
f
230,296
4,720 Myers Industries, Inc. 104,926
80,313 Nucor Corporation 10,586,057
12,455 Orion Engineered Carbons SA 221,824
2,490 PPG Industries, Inc. 313,093
8,263 Quaker Chemical Corporation 1,379,095
386,184 Ranpak Holdings Corporation
f
2,228,282
16,291 Reliance Steel & Aluminum
Company 3,297,950
44,058 RPM International, Inc. 4,293,452
8,623 Ryerson Holding Corporation 260,932
644 Sensient Technologies Corporation 46,960
42,382 Sonoco Products Company 2,573,011
8,842 Steel Dynamics, Inc. 863,863
129,914 Summit Materials, Inc.
f
3,688,258
6,874 TriMas Corporation 190,685
7,293 Trinseo plc 165,624
4,297 United States Lime & Minerals, Inc. 604,846
27,667 United States Steel Corporation 693,058
1,853 Westlake Corporation 190,007
Total 72,147,584
Real Estate (0.9%)
78,455 Agree Realty Corporation 5,564,813
Shares Common Stock (25.3%) Value
Real Estate (0.9%) - continued
1,550 Alexandria Real Estate Equities,
Inc. $ 225,789
6,800 American Assets Trust, Inc. 180,200
19,671 AvalonBay Communities, Inc. 3,177,260
10,505 Camden Property Trust 1,175,299
6,633 CareTrust REIT, Inc. 123,241
35,697 CBRE Group, Inc.
f
2,747,241
101,647 CubeSmart 4,091,292
215,293 Cushman and Wakefield plc
f
2,682,551
1,712 Digital Realty Trust, Inc. 171,662
3,555 EastGroup Properties, Inc. 526,353
7,623 Elme Communities 135,689
68,737 EPR Properties 2,592,760
8,872 Equity Commonwealth 221,534
29,694 Equity Residential 1,751,946
23,633 Essential Properties Realty Trust,
Inc. 554,667
7,336 Extra Space Storage, Inc. 1,079,712
36,687 First Industrial Realty Trust, Inc. 1,770,515
14,200 FirstService Corporation 1,740,210
35,556 Four Corners Property Trust, Inc. 921,967
5,583 Getty Realty Corporation 188,985
146,327 Healthcare Realty Trust, Inc. 2,819,721
194,637 Host Hotels & Resorts, Inc. 3,123,924
9,276 Howard Hughes Corporation
f
708,872
21,785 Independence Realty Trust, Inc. 367,295
2,651 Kilroy Realty Corporation 102,514
8,587 Life Storage, Inc. 845,820
4,887 LTC Properties, Inc. 173,635
84,590 National Retail Properties, Inc. 3,870,838
221,197 National Storage Affiliates Trust 7,989,636
81,445 Necessity Retail REIT, Inc. 482,969
21,371 NetSTREIT Corporation 391,730
115,232 Pebblebrook Hotel Trust 1,542,956
24,614 Public Storage, Inc. 6,896,597
6,862 Realty Income Corporation 435,257
28,533 Regency Centers Corporation 1,783,313
132,882 Rexford Industrial Realty, Inc. 7,260,672
64,561 Sabra Health Care REIT, Inc. 802,493
33,849 SBA Communications Corporation 9,488,213
118,125 Service Properties Trust 861,131
9,371 Terreno Realty Corporation 532,929
30,055 UDR, Inc. 1,164,030
28,556 Zillow Group, Inc.
f
891,233
Total 84,159,464
Utilities (0.6%)
4,459 Alliant Energy Corporation 246,181
11,871 Artesian Resources Corporation 695,403
5,144 Avista Corporation 228,085
17,641 Black Hills Corporation 1,240,868
7,634 CenterPoint Energy, Inc. 228,944
13,631 Consolidated Water Company,
Ltd. 201,739
33,122 Constellation Energy Corporation 2,855,448
34,701 Duke Energy Corporation 3,573,856
16,330 Edison International, Inc. 1,038,915
81,557 Entergy Corporation 9,175,162
7,068 Essential Utilities, Inc. 337,356
35,139 Evergy, Inc. 2,211,297
2,669 NextEra Energy Partners, LP 187,070
314,694 NiSource, Inc. 8,628,909
44,729 NorthWestern Corporation 2,654,219
122,932 OGE Energy Corporation 4,861,961
25,113 Pinnacle West Capital Corporation 1,909,592

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (25.3%) Value
Utilities (0.6%) - continued
31,188 Portland General Electric
Company $ 1,528,212
49,899 Public Service Enterprise Group,
Inc. 3,057,312
51,224 Sempra Energy 7,916,157
4,721 Spire, Inc. 325,088
18,411 UGI Corporation 682,496
1,794 Vistra Energy Corporation 41,621
Total 53,825,891
Total Common Stock
(cost $1,895,404,312) 2,263,466,379
Principal
Amount Long-Term Fixed Income ( 21.1% ) Value
Asset-Backed Securities (1.2%)
510 Asset Backed Trust
$ 2,500,000
3.967%,  5/25/2061, Ser.
2021-NPL1, Class A2
h,i
2,094,620
720 East CLO I, Ltd.
2,500,000
7.825%,  (TSFR3M +
3.250%), 1/20/2036, Ser.
2022-1A, Class B
d,h
2,487,985
825,000
8.825%,  (TSFR3M +
4.250%), 1/20/2036, Ser.
2022-1A, Class C
d,h
818,386
Access Group, Inc.
202,249
4.516%,  (LIBOR 1M +
0.500%), 2/25/2036, Ser.
2013-1, Class A
d,h
197,862
Affirm Asset Securitization Trust
3,500,000
4.300%,  5/17/2027, Ser.
2022-A, Class 1A
h
3,325,812
AMSR Trust
3,400,000
2.153%,  6/17/2038, Ser.
2021-SFR1, Class B
d,h
2,738,238
1,400,000
2.352%,  6/17/2038, Ser.
2021-SFR1, Class C
d,h
1,109,755
4,500,000
1.877%,  8/17/2038, Ser.
2021-SFR2, Class C
h
3,802,848
1,750,000
2.517%,  12/17/2038, Ser.
2021-SFR4, Class C
h
1,484,179
Ares XL CLO, Ltd.
2,750,000
6.879%,  (LIBOR 3M +
2.800%), 1/15/2029, Ser.
2016-40A, Class CRR
d,h
2,508,525
Bankers Healthcare Group
Securitization Trust
1,367,956
5.280%,  10/17/2035, Ser.
2022-C, Class A
h
1,356,675
Business Jet Securities, LLC
1,240,133
2.981%,  11/15/2035, Ser.
2020-1A, Class A
h
1,129,561
CarVal CLO II, Ltd.
2,775,000
5.743%,  (LIBOR 3M +
1.500%), 4/20/2032, Ser.
2019-1A, Class BR
d,h
2,667,238
1,600,000
6.243%,  (LIBOR 3M +
2.000%), 4/20/2032, Ser.
2019-1A, Class CR
d,h
1,508,786
Principal
Amount Long-Term Fixed Income (21.1%) Value
Asset-Backed Securities (1.2%) - continued
CarVal CLO VIII-C, Ltd.
$ 1,750,000
6.345%,  (TSFR3M +
2.300%), 10/22/2035, Ser.
2022-2A, Class A
d,h
$ 1,745,398
1,100,000
7.045%,  (TSFR3M +
3.000%), 10/22/2035, Ser.
2022-2A, Class B1
d,h
1,091,056
CMFT Net Lease Master Issuer,
LLC
1,721,823
2.090%,  7/20/2051, Ser.
2021-1, Class A1
h
1,443,988
Commonbond Student Loan Trust
275,017
4.889%,  (LIBOR 1M +
0.500%), 2/25/2044, Ser.
2018-AGS, Class A2
d,h
266,225
Dryden 36 Senior Loan Fund
2,325,000
6.129%,  (LIBOR 3M +
2.050%), 4/15/2029, Ser.
2014-36A, Class CR3
d,h
2,222,547
FirstKey Homes Trust
5,150,000
4.493%,  5/17/2039, Ser.
2022-SFR1, Class B
h
4,767,449
Foundation Finance Trust
1,455,014
1.270%,  5/15/2041, Ser.
2021-1A, Class A
h
1,301,312
FRTKL Trust
3,050,000
1.922%,  9/17/2038, Ser.
2021-SFR1, Class C
h
2,589,348
Galaxy XIX CLO, Ltd.
2,175,000
6.175%,  (LIBOR 3M +
1.850%), 7/24/2030, Ser.
2015-19A, Class BRR
d,h
2,012,921
Goodgreen
2,206,186
3.860%,  10/15/2054, Ser.
2019-1A, Class A
h
2,046,866
Home Partners of America Trust
3,208,357
2.302%,  12/17/2026, Ser.
2021-2, Class B
h
2,740,692
2,664,465
2.078%,  9/17/2041, Ser.
2021-1, Class C
h
2,112,924
Laurel Road Prime Student Loan
Trust
146,640
2.810%,  11/25/2042, Ser.
2017-C, Class A2B
h
143,768
1,253,109
5.259%,  11/25/2043, Ser.
2018-D, Class A
d,h
1,175,601
Longfellow Place CLO, Ltd.
5,200,000
5.829%,  (LIBOR 3M +
1.750%), 4/15/2029, Ser.
2013-1A, Class BR3
d,h
5,093,728
1,300,000
6.379%,  (LIBOR 3M +
2.300%), 4/15/2029, Ser.
2013-1A, Class CR3
d,h
1,236,375
Marlette Funding Trust
1,252,461
5.180%,  11/15/2032, Ser.
2022-3A, Class A
h
1,242,504
Mercury Financial Credit Card
Master Trust
2,900,000
2.500%,  9/21/2026, Ser.
2022-1A, Class A
h
2,757,083

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (21.1%) Value
Asset-Backed Securities (1.2%) - continued
National Collegiate Trust
$ 934,042
4.684%,  (LIBOR 1M +
0.295%), 5/25/2031, Ser.
2007-A, Class A
d,h
$ 902,080
Oak Street Investment
2,216,438
1.850%,  11/20/2050, Ser.
2020-1A, Class A1
h
1,967,159
OCP CLO, Ltd.
2,300,000
6.079%,  (LIBOR 3M +
2.000%), 7/15/2030, Ser.
2017-13A, Class BR
d,h
2,145,813
OZLM IX, Ltd.
1,650,000
5.793%,  (LIBOR 3M +
1.550%), 10/20/2031, Ser.
2014-9A, Class A1BR
d,h
1,584,162
Pretium Mortgage Credit Partners,
LLC
1,603,547
5.240%,  4/25/2052, Ser.
2022-NPL2, Class A1
h,i
1,542,875
1,145,615
2.240%,  9/27/2060, Ser.
2021-NPL1, Class A1
h,i
1,043,410
Progress Residential Trust
1,600,000
1.888%,  5/17/2026, Ser.
2021-SFR3, Class B
h
1,375,221
4,750,000
1.855%,  7/17/2038, Ser.
2021-SFR6, Class C
h
4,037,857
Renaissance Home Equity Loan
Trust
3,418,209
5.580%,  11/25/2036, Ser.
2006-3, Class AF2
i
1,251,952
Saxon Asset Securities Trust
1,204,048
3.275%,  8/25/2035, Ser.
2004-2, Class MF2
d
1,028,010
Sound Point CLO XIV, Ltd.
3,400,000
6.375%,  (LIBOR 3M +
2.050%), 1/23/2029, Ser.
2016-3A, Class CR
d,h
3,264,469
Stratus CLO, Ltd.
2,400,000
5.993%,  (LIBOR 3M +
1.750%), 12/29/2029, Ser.
2021-1A, Class C
d,h
2,255,890
Tricon Residential Trust
2,000,000
2.244%,  7/17/2038, Ser.
2021-SFR1, Class B
h
1,724,358
U.S. Small Business Administration
75,742
3.191%,  3/10/2024, Ser.
2014-10A, Class 1 73,755
VCAT Asset Securitization, LLC
1,450,000
4.826%,  12/26/2050, Ser.
2021-NPL1, Class A2
h,i
1,311,281
Vericrest Opportunity Loan
Transferee
1,708,203
1.893%,  2/27/2051, Ser.
2021-NPL2, Class A1
h,i
1,536,721
1,925,000
4.826%,  2/27/2051, Ser.
2021-NPL2, Class A2
h,i
1,601,856
2,400,000
4.949%,  2/27/2051, Ser.
2021-NPL3, Class A2
h,i
2,052,369
1,800,000
4.826%,  3/27/2051, Ser.
2021-NPL5, Class A2
h,i
1,482,000
1,800,000
4.949%,  3/27/2051, Ser.
2021-NPL4, Class A2
h,i
1,530,699
Principal
Amount Long-Term Fixed Income (21.1%) Value
Asset-Backed Securities (1.2%) - continued
$ 1,263,251
2.116%,  4/25/2051, Ser.
2021-NPL8, Class A1
h,i
$ 1,116,495
1,100,000
4.949%,  4/25/2051, Ser.
2021-NPL8, Class A2
h,i
802,319
1,000,000
5.438%,  12/26/2051, Ser.
2021-NP12, Class A2
h,i
908,813
Wind River CLO, Ltd.
2,000,000
5.843%,  (LIBOR 3M +
1.600%), 7/20/2030, Ser.
2013-1A, Class A2RR
d,h
1,943,120
1,650,000
6.243%,  (LIBOR 3M +
2.000%), 7/20/2030, Ser.
2013-1A, Class BRR
d,h
1,562,319
Total 103,265,258
Basic Materials (0.2%)
Alcoa Nederland Holding BV
755,000 5.500%,  12/15/2027
h
727,564
Anglo American Capital plc
273,000 4.875%,  5/14/2025
h
267,926
750,000 3.875%,  3/16/2029
h
673,340
Cascades USA, Inc.
370,000 5.125%,  1/15/2026
g,h
336,612
Chemours Company
510,000 5.750%,  11/15/2028
h
458,097
Cleveland-Cliffs, Inc.
450,000 5.875%,  6/1/2027
g
429,896
290,000 4.625%,  3/1/2029
g,h
257,375
Consolidated Energy Finance SA
854,000 5.625%,  10/15/2028
h
725,624
Dow Chemical Company
650,000 4.800%,  11/30/2028 640,566
DowDuPont, Inc.
575,000 4.493%,  11/15/2025 565,427
EverArc Escrow Sarl
410,000 5.000%,  10/30/2029
h
336,200
First Quantum Minerals, Ltd.
869,000 6.875%,  10/15/2027
h
815,316
Glencore Funding, LLC
616,000 3.375%,  9/23/2051
h
399,559
1,343,000 4.000%,  3/27/2027
h
1,267,420
Hecla Mining Company
220,000 7.250%,  2/15/2028 216,619
Hudbay Minerals, Inc.
510,000 4.500%,  4/1/2026
h
463,253
Innophos Holdings, Inc.
206,000 9.375%,  2/15/2028
h
201,365
International Flavors and
Fragrances, Inc.
740,000 3.468%,  12/1/2050
h
500,898
Kinross Gold Corporation
770,000 5.950%,  3/15/2024 772,858
Mercer International, Inc.
212,000 5.125%,  2/1/2029 177,234
Methanex Corporation
474,000 4.250%,  12/1/2024 453,872
Mosaic Company
900,000 4.050%,  11/15/2027 847,423
Novelis Corporation
200,000 3.250%,  11/15/2026
h
179,302

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (21.1%) Value
Basic Materials (0.2%) - continued
$ 290,000 4.750%,  1/30/2030
h
$ 257,104
200,000 3.875%,  8/15/2031
h
163,278
Nutrien, Ltd.
763,000 5.900%,  11/7/2024 772,589
OCI NV
353,000 4.625%,  10/15/2025
h
334,492
Olin Corporation
765,000 5.125%,  9/15/2027 722,925
SCIL USA Holdings, LLC
521,000 5.375%,  11/1/2026
g,h
441,548
SPCM SA
508,000 3.375%,  3/15/2030
h
408,940
SunCoke Energy, Inc.
544,000 4.875%,  6/30/2029
h
466,963
Taseko Mines, Ltd.
366,000 7.000%,  2/15/2026
h
321,838
Unifrax Escrow Issuer Corporation
463,000 5.250%,  9/30/2028
h
372,561
United States Steel Corporation
538,000 6.875%,  3/1/2029
g
522,208
Total 16,498,192
Capital Goods (0.4%)
Advanced Drainage Systems, Inc.
446,000 6.375%,  6/15/2030
h
433,360
AECOM
860,000 5.125%,  3/15/2027 827,750
Amsted Industries, Inc.
570,000 5.625%,  7/1/2027
h
540,736
ARD Finance SA
144,000 6.500%,  6/30/2027
h
100,157
Ardagh Packaging Finance plc/
Ardagh Holdings USA, Inc.
500,000 5.250%,  8/15/2027
h
373,871
200,000 5.250%,  8/15/2027
h
149,548
Boeing Company
1,280,000 5.930%,  5/1/2060 1,166,009
895,000 5.040%,  5/1/2027 885,135
1,475,000 5.705%,  5/1/2040 1,406,505
Bombardier, Inc.
297,000 7.125%,  6/15/2026
h
288,154
630,000 7.875%,  4/15/2027
g,h
611,085
435,000 6.000%,  2/15/2028
h
402,253
Builders FirstSource, Inc.
330,000 5.000%,  3/1/2030
h
292,406
Canpack SA/Canpack US LLC
700,000 3.125%,  11/1/2025
h
613,326
Carrier Global Corporation
720,000 3.577%,  4/5/2050 513,400
1,050,000 2.700%,  2/15/2031 866,518
Chart Industries, Inc.
171,000 7.500%,  1/1/2030
h
171,905
Clydesdale Acquisition Holdings,
Inc.
68,000 6.625%,  4/15/2029
h
64,651
136,000 8.750%,  4/15/2030
h
116,412
CNH Industrial NV
915,000 3.850%,  11/15/2027 857,033
Cornerstone Building Brands, Inc.
348,000 6.125%,  1/15/2029
h
245,076
Principal
Amount Long-Term Fixed Income (21.1%) Value
Capital Goods (0.4%) - continued
Covert Mergeco, Inc.
$ 276,000 4.875%,  12/1/2029
h
$ 226,119
CP Atlas Buyer, Inc.
465,000 7.000%,  12/1/2028
g,h
345,339
Crown Cork & Seal Company, Inc.
434,000 7.375%,  12/15/2026 446,807
GFL Environmental, Inc.
415,000 4.000%,  8/1/2028
h
354,825
674,000 3.500%,  9/1/2028
h
592,556
H&E Equipment Services, Inc.
865,000 3.875%,  12/15/2028
h
736,798
Herc Holdings, Inc.
480,000 5.500%,  7/15/2027
h
447,720
Howmet Aerospace, Inc.
1,107,000 3.000%,  1/15/2029 940,950
923,000 5.950%,  2/1/2037 896,000
Ingersoll-Rand Luxembourg
Finance SA
775,000 3.500%,  3/21/2026 731,099
JELD-WEN, Inc.
205,000 4.625%,  12/15/2025
h
171,646
John Deere Capital Corporation
616,000 4.350%,  9/15/2032 598,408
L3Harris Technologies, Inc.
650,000 3.950%,  5/28/2024 639,451
Lockheed Martin Corporation
544,000 4.500%,  5/15/2036 519,112
374,000 6.150%,  9/1/2036 405,637
Mauser Packaging Solutions
Holding Company
410,000 5.500%,  4/15/2024
h
398,662
515,000 7.250%,  4/15/2025
h
476,229
MIWD Holdco II, LLC
273,000 5.500%,  2/1/2030
h
217,349
Nesco Holdings II, Inc.
525,000 5.500%,  4/15/2029
h
459,375
New Enterprise Stone and Lime
Company, Inc.
659,000 5.250%,  7/15/2028
h
585,173
Northrop Grumman Corporation
1,225,000 3.850%,  4/15/2045 977,021
OI European Group BV
551,000 4.750%,  2/15/2030
h
482,511
Owens-Brockway Glass Container,
Inc.
209,000 5.875%,  8/15/2023
h
207,512
Pactiv Evergreen Group
395,000 4.375%,  10/15/2028
h
352,893
Parker-Hannifin Corporation
1,538,000 4.500%,  9/15/2029 1,473,788
PGT Innovations, Inc.
529,000 4.375%,  10/1/2029
h
442,901
Raytheon Technologies
Corporation
720,000 4.125%,  11/16/2028 689,118
900,000 4.450%,  11/16/2038 817,490
1,200,000 3.750%,  11/1/2046 926,171
Republic Services, Inc.
1,100,000 2.900%,  7/1/2026 1,024,658

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (21.1%) Value
Capital Goods (0.4%) - continued
Roller Bearing Company of
America, Inc.
$ 100,000 4.375%,  10/15/2029
h
$ 86,470
Roper Technologies, Inc.
668,000 4.200%,  9/15/2028 645,184
945,000 1.750%,  2/15/2031 728,000
SRM Escrow Issuer, LLC
785,000 6.000%,  11/1/2028
h
702,339
Textron, Inc.
1,010,000 3.375%,  3/1/2028 918,629
Titan Acquisition, Ltd.
220,000 7.750%,  4/15/2026
h
198,129
TransDigm, Inc.
500,000 6.250%,  3/15/2026
h
493,095
1,410,000 5.500%,  11/15/2027 1,324,060
United Rentals North America, Inc.
525,000 4.875%,  1/15/2028 497,516
430,000 4.000%,  7/15/2030 367,563
Victors Merger Corporation
245,000 6.375%,  5/15/2029
h
134,750
Waste Pro USA, Inc.
255,000 5.500%,  2/15/2026
h
225,190
WESCO Distribution, Inc.
720,000 7.250%,  6/15/2028
h
729,341
Total 35,558,874
Collateralized Mortgage Obligations (1.2%)
Alternative Loan Trust
549,010
6.000%,  8/1/2036, Ser.
2006-24CB, Class A9 317,610
Arroyo Mortgage Trust
3,000,000
3.269%,  12/25/2056, Ser.
2022-1, Class A1B
h,i
2,649,770
Bellemeade Re, Ltd.
1,286,320
5.678%,  (SOFR30A +
1.750%), 3/25/2031, Ser.
2021-1A, Class M1A
d,h
1,278,985
BINOM Securitization Trust
1,437,138
2.370%,  6/25/2056, Ser.
2021-INV1, Class A2
d,h
1,249,887
CHNGE Mortgage Trust
3,323,867
6.000%,  10/25/2057, Ser.
2022-4, Class A1
h,i
3,282,622
Citicorp Mortgage Securities, Inc.
1,536,581
6.000%,  7/25/2037, Ser.
2007-6, Class 1A4 1,336,128
COLT Mortgage Loan Trust
2,930,090
1.726%,  11/25/2066, Ser.
2021-5, Class A1
d,h
2,467,565
Countrywide Alternative Loan Trust
758,947
3.173%,  10/25/2035, Ser.
2005-43, Class 4A1
d
617,211
1,717,189
7.000%,  10/25/2037, Ser.
2007-24, Class A10 644,743
Countrywide Home Loans, Inc.
345,473
5.750%,  4/25/2037, Ser.
2007-3, Class A27 180,376
Credit Suisse Mortgage Trust
1,500,000
3.346%,  1/25/2067, Ser.
2022-ATH1, Class A1B
d,h
1,242,825
Principal
Amount Long-Term Fixed Income (21.1%) Value
Collateralized Mortgage Obligations (1.2%) -
continued
$ 2,450,000
4.000%,  2/25/2067, Ser.
2022-NQM2, Class A1B
d,h
$ 2,065,812
2,506,864
1.174%,  7/25/2066, Ser.
2021-NQM6, Class A1
d,h
1,947,981
1,678,460
6.392%,  8/25/2067, Ser.
2022-ATH3, Class A3
d,h
1,632,965
1,381,914
2.572%,  11/25/2066, Ser.
2022-NQM1, Class A2
d,h
1,131,890
5,856,655
3.447%,  2/25/2060, Ser.
2020-RPL2, Class A12
d,h
5,818,765
Deutsche Alt-A Securities, Inc.,
Mortgage Loan Trust
152,578
6.000%,  1/25/2023, Ser.
2006-AR5, Class 23A 106,755
Federal Home Loan Mortgage
Corporation - REMIC
3,906,057
4.000%,  1/25/2051, Ser.
5249, Class LA 3,767,930
233,113
4.000%,  7/15/2031, Ser.
4104, Class KI
j
2,928
1,208,899
3.000%,  2/15/2033, Ser.
4170, Class IG
j
114,816
2,217,707
3.000%,  3/15/2033, Ser.
4180, Class PI
j
245,700
4,028,990
4.500%,  10/15/2033, Ser.
2695, Class BH 3,970,933
3,000,000
2.500%,  12/15/2048, Ser.
5094, Class BC 2,382,012
Federal National Mortgage
Association - REMIC
4,003,143
4.500%,  6/25/2052, Ser.
2022-43, Class MA 3,909,837
3,297,056
4.000%,  7/25/2052, Ser.
2022-37, Class PE 3,162,997
2,934,743
3.000%,  12/25/2027, Ser.
2012-137, Class AI
j
132,000
9,257,855
5.250%,  7/25/2039, Ser.
2022-72, Class CB 9,276,827
4,267,552
4.500%,  1/25/2046, Ser.
2022-68, Class BA 4,192,873
Flagstar Mortgage Trust
1,635,624
2.500%,  9/25/2041, Ser.
2021-9INV, Class A1
d,h
1,420,675
FWD Securitization Trust
994,488
2.810%,  6/25/2049, Ser.
2019-INV1, Class A1
d,h
913,556
GCAT Trust
2,327,420
1.855%,  8/25/2066, Ser.
2021-NQM6, Class A1
d,h
1,944,109
GS Mortgage-Backed Securities
Trust
3,031,506
3.000%,  6/25/2052, Ser.
2022-GR1, Class A2
d,h
2,526,691
J.P. Morgan Mortgage Trust
3,055,451
2.500%,  2/25/2052, Ser.
2021-INV7, Class A2A
d,h
2,452,595
2,050,815
2.774%,  5/25/2052, Ser.
2021-LTV2, Class A2
d,h
1,594,992
LHOME Mortgage Trust
2,900,000
2.090%,  2/25/2026, Ser.
2021-RTL1, Class A1
d,h
2,745,343
1,100,000
2.090%,  6/25/2026, Ser.
2021-RTL2, Class A1
h,i
1,034,232

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (21.1%) Value
Collateralized Mortgage Obligations (1.2%) -
continued
Mello Mortgage Capital
Acceptance
$ 2,955,648
2.500%,  8/25/2051, Ser.
2021-INV2, Class A3
d,h
$ 2,357,558
Merrill Lynch Alternative Note
Asset Trust
341,433
6.000%,  3/25/2037, Ser.
2007-F1, Class 2A1 139,236
New Residential Mortgage Loan
Trust
6,605,823
2.500%,  9/25/2051, Ser.
2021-INV2, Class A2
d,h
5,302,461
New York Mortgage Trust
3,000,000
2.239%,  5/25/2026, Ser.
2021-BPL1, Class A1
h,i
2,781,983
1,862,672
2.944%,  10/25/2060, Ser.
2020-SP2, Class A1
d,h
1,797,568
Oaktown Re, Ltd.
1,148,138
5.578%,  (SOFR30A +
1.650%), 10/25/2033, Ser.
2021-1A, Class M1A
d,h
1,145,575
Onslow Bay Financial, LLC
1,550,000
3.688%,  1/25/2062, Ser.
2022-NQM3, Class A1B
d,h
1,330,984
Palisades Mortgage Loan Trust
4,200,000
2.857%,  6/25/2026, Ser.
2021-RTL1, Class A1
h,i
3,905,655
Preston Ridge Partners Mortgage
Trust, LLC
1,996,854
2.115%,  1/25/2026, Ser.
2021-1, Class A1
d,h
1,867,074
Residential Accredit Loans, Inc.
Trust
807,679
6.000%,  8/25/2035, Ser.
2005-QS10, Class 2A 669,303
ROC Securities Trust Series
2,600,000
2.487%,  8/25/2026, Ser.
2021-RTL1, Class A1
d,h
2,435,463
Sequoia Mortgage Trust
735,963
3.182%,  9/20/2046, Ser.
2007-1, Class 4A1
d
505,670
Toorak Mortgage Corporation, Ltd.
789,871
2.734%,  3/25/2023, Ser.
2020-1, Class A1
h,i
762,901
2,500,000
2.240%,  6/25/2024, Ser.
2021-1, Class A1
h,i
2,364,234
TRK Trust
2,271,309
1.966%,  11/25/2056, Ser.
2021-INV2, Class A1
d,h
1,868,252
Vericrest Opportunity Loan
Transferee
1,833,358
2.116%,  3/27/2051, Ser.
2021-NPL5, Class A1
h,i
1,662,037
Verus Securitization Trust
1,220,249
2.286%,  11/25/2066, Ser.
2021-8, Class A2
d,h
1,015,732
Total 105,674,622
Commercial Mortgage-Backed Securities (0.9%)
BANK 2021-BNK36
3,000,000
2.470%,  9/15/2064, Ser.
2021-BN36, Class A5 2,445,457
Principal
Amount Long-Term Fixed Income (21.1%) Value
Commercial Mortgage-Backed Securities (0.9%)
- continued
BANK 2022-BNK39
$ 39,930,870
0.427%,  2/15/2055, Ser.
2022-BNK39, Class XA
d,j
$ 1,162,743
3,425,000
2.928%,  2/15/2055, Ser.
2022-BNK39, Class A4 2,890,033
BANK 2022-BNK40
3,400,000
3.507%,  3/15/2064, Ser.
2022-BNK40, Class A4
d
2,987,697
BBCMS Mortgage Trust
22,109,550
0.740%,  2/15/2055, Ser.
2022-C14, Class XA
d,j
958,635
3,200,000
2.492%,  7/15/2054, Ser.
2021-C10, Class A5 2,644,308
17,990,554
1.152%,  9/15/2055, Ser.
2022-C17, Class XA
d,j
1,453,093
2,400,000
2.689%,  11/15/2054, Ser.
2021-C12, Class A5 1,986,639
18,686,325
1.852%,  10/15/2053, Ser.
2020-C8, Class XA
d,j
1,785,278
Benchmark Mortgage Trust
5,000,000
2.669%,  12/15/2054, Ser.
2021-B31, Class A5 4,134,832
BFLD Trust
1,100,000
6.018%,  (LIBOR 1M +
1.700%), 10/15/2035, Ser.
2020-EYP, Class B
d,h
1,008,778
Federal Home Loan Mortgage
Corporation Multifamily
Structured Pass Through
Certificates
6,750,000
2.920%,  6/25/2032, Ser.
K146, Class A2
k
5,932,201
7,500,000
3.710%,  9/25/2032, Ser.
K-150, Class A2
d,k
7,028,246
Federal Home Loan Mortgage
Corporation Multifamily WI
Certificates
8,000,000
3.000%,  8/25/2032, Ser.
K147, Class A2 7,076,966
5,475,000
3.500%,  9/25/2032, Ser.
K148, Class A2 5,045,573
8,750,000
3.530%,  10/25/2032, Ser.
K149, Class A2 8,081,522
9,250,000
3.780%,  12/25/2032, Ser.
K152, Class A2 8,737,340
8,000,000
3.800%,  12/25/2032, Ser.
K151, Class A2 7,550,989
8,400,000
3.820%,  1/25/2033, Ser.
K153, Class A2 7,895,877
Morgan Stanley Capital I Trust
19,859,457
1.973%,  7/15/2053, Ser.
2020-HR8, Class XA
d,j
1,993,750
Total 82,799,957
Communications Services (0.6%)
Activision Blizzard, Inc.
1,231,000 2.500%,  9/15/2050 755,959
Allen Media, LLC/Allen Media Co-
Issuer, Inc.
461,000 10.500%,  2/15/2028
h
175,180
Altice Financing SA
235,000 5.750%,  8/15/2029
h
184,842

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (21.1%) Value
Communications Services (0.6%) - continued
Altice France SA
$ 265,000 8.125%,  2/1/2027
h
$ 241,383
866,000 5.500%,  10/15/2029
h
660,351
American Tower Corporation
500,000 3.375%,  10/15/2026 467,480
900,000 2.900%,  1/15/2030 762,179
AT&T, Inc.
923,000 3.650%,  6/1/2051 650,080
1,532,000 3.500%,  9/15/2053 1,034,002
1,500,000 2.300%,  6/1/2027 1,334,083
825,000 4.350%,  3/1/2029 784,548
1,460,000 4.900%,  8/15/2037 1,341,884
CCO Holdings, LLC
900,000 5.125%,  5/1/2027
h
838,863
404,000 5.000%,  2/1/2028
h
366,828
634,000 6.375%,  9/1/2029
h
595,795
750,000 4.750%,  3/1/2030
h
646,811
394,000 4.750%,  2/1/2032
h
319,416
425,000 4.250%,  1/15/2034
h
313,669
Cengage Learning, Inc.
330,000 9.500%,  6/15/2024
g,h
314,738
Charter Communications
Operating, LLC
700,000 4.500%,  2/1/2024 691,734
1,000,000 4.200%,  3/15/2028 919,114
1,400,000 3.500%,  6/1/2041 912,232
Clear Channel Worldwide
Holdings, Inc.
416,000 5.125%,  8/15/2027
h
360,464
407,000 7.750%,  4/15/2028
g,h
297,114
Comcast Corporation
786,000 2.887%,  11/1/2051 504,805
900,000 3.950%,  10/15/2025 881,381
1,500,000 4.250%,  10/15/2030 1,434,977
640,000 4.400%,  8/15/2035 595,663
1,305,000 4.750%,  3/1/2044 1,186,890
Consolidated Communications,
Inc.
417,000 5.000%,  10/1/2028
h
307,524
154,000 6.500%,  10/1/2028
h
119,667
Cox Communications, Inc.
1,065,000 3.350%,  9/15/2026
h
995,732
CSC Holdings, LLC
1,280,000 5.375%,  2/1/2028
h
1,032,000
476,000 6.500%,  2/1/2029
h
389,130
Cumulus Media New Holdings,
Inc.
206,000 6.750%,  7/1/2026
h
173,040
Deutsche Telekom International
Finance BV
1,535,000 8.750%,  6/15/2030 1,810,160
DIRECTV Holdings, LLC
608,000 5.875%,  8/15/2027
h
543,953
Discovery Communications, LLC
1,850,000 4.900%,  3/11/2026 1,793,974
DISH DBS Corporation
176,000 5.875%,  11/15/2024 163,545
243,000 5.250%,  12/1/2026
h
204,687
174,000 7.375%,  7/1/2028 123,105
324,000 5.750%,  12/1/2028
h
258,593
269,000 5.125%,  6/1/2029 173,535
Principal
Amount Long-Term Fixed Income (21.1%) Value
Communications Services (0.6%) - continued
Entercom Media Corporation
$ 636,000 6.500%,  5/1/2027
h
$ 119,659
Frontier Communications
Corporation
205,000 6.750%,  5/1/2029
h
169,588
Frontier Communications
Holdings, LLC
567,000 5.875%,  10/15/2027
h
526,499
127,000 8.750%,  5/15/2030
h
129,127
GCI, LLC
520,000 4.750%,  10/15/2028
h
436,842
Gray Escrow II, Inc.
1,000,000 5.375%,  11/15/2031
h
720,650
Gray Television, Inc.
490,000 4.750%,  10/15/2030
h
354,449
Hughes Satellite Systems
Corporation
270,000 6.625%,  8/1/2026 251,840
iHeartCommunications, Inc.
520,000 4.750%,  1/15/2028
h
423,457
Iliad Holding SASU
627,000 6.500%,  10/15/2026
h
581,514
Lamar Media Corporation
274,000 3.625%,  1/15/2031 226,523
LCPR Senior Secured Financing
DAC
405,000 6.750%,  10/15/2027
h
378,675
Level 3 Financing, Inc.
910,000 4.625%,  9/15/2027
h
757,575
430,000 4.250%,  7/1/2028
h
338,711
Lumen Technologies, Inc.
343,000 5.125%,  12/15/2026
g,h
298,170
Magallanes, Inc.
1,077,000 5.141%,  3/15/2052
h
782,943
922,000 4.054%,  3/15/2029
h
797,643
923,000 5.050%,  3/15/2042
h
706,171
Meta Platforms, Inc.
1,230,000 3.850%,  8/15/2032 1,082,322
Netflix, Inc.
330,000 4.875%,  4/15/2028 318,644
500,000 5.875%,  11/15/2028 506,765
552,000 5.375%,  11/15/2029
h
535,440
500,000 4.875%,  6/15/2030
h
466,300
NTT Finance Corporation
1,077,000 4.372%,  7/27/2027
h
1,051,924
Omnicom Group, Inc.
750,000 3.600%,  4/15/2026 719,455
435,000 4.200%,  6/1/2030 405,621
Playtika Holding Corporation
428,000 4.250%,  3/15/2029
h
335,959
Radiate Holdco, LLC
285,000 6.500%,  9/15/2028
h
119,419
Scripps Escrow II, Inc.
192,000 3.875%,  1/15/2029
h
154,080
260,000 5.375%,  1/15/2031
g,h
208,392
Scripps Escrow, Inc.
340,000 5.875%,  7/15/2027
g,h
303,450
Sinclair Television Group, Inc.
780,000 5.500%,  3/1/2030
h
545,399
Sirius XM Radio, Inc.
685,000 5.000%,  8/1/2027
h
633,187

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (21.1%) Value
Communications Services (0.6%) - continued
$ 365,000 4.000%,  7/15/2028
h
$ 317,660
Sprint Capital Corporation
510,000 6.875%,  11/15/2028 529,349
555,000 8.750%,  3/15/2032 660,506
Sprint Corporation
770,000 7.625%,  2/15/2025 794,897
TEGNA, Inc.
720,000 4.625%,  3/15/2028 683,784
Telesat Canada
270,000 4.875%,  6/1/2027
h
121,261
100,000 6.500%,  10/15/2027
h
28,925
T-Mobile USA, Inc.
1,539,000 3.600%,  11/15/2060 1,016,159
2,463,000 3.500%,  4/15/2031 2,127,538
1,100,000 4.375%,  4/15/2040 938,740
United States Cellular Corporation
460,000 6.700%,  12/15/2033 405,812
Uniti Group, LP
657,000 4.750%,  4/15/2028
h
525,600
Univision Communications, Inc.
687,000 6.625%,  6/1/2027
h
662,824
Verizon Communications, Inc.
923,000 3.000%,  11/20/2060 549,575
480,000 2.100%,  3/22/2028 416,582
2,689,000 2.650%,  11/20/2040 1,815,031
1,400,000 3.400%,  3/22/2041 1,052,663
VTR Finance NV
350,000 6.375%,  7/15/2028
h
133,104
VZ Secured Financing BV
462,000 5.000%,  1/15/2032
h
375,431
Walt Disney Company
1,230,000 3.600%,  1/13/2051 936,566
YPSO Finance BIS SA
217,000 10.500%,  5/15/2027
h
165,462
Total 57,304,972
Consumer Cyclical (0.6%)
1011778 B.C., ULC
780,000 4.375%,  1/15/2028
h
698,417
Allied Universal Finance
Corporation
355,000 4.625%,  6/1/2028
h
287,814
Allied Universal Holdco, LLC
285,000 6.625%,  7/15/2026
h
260,775
405,000 4.625%,  6/1/2028
h
334,502
295,000 6.000%,  6/1/2029
h
214,099
Allison Transmission, Inc.
740,000 3.750%,  1/30/2031
h
608,650
Amazon.com, Inc.
521,000 3.875%,  8/22/2037 461,564
American Axle & Manufacturing,
Inc.
820,000 6.500%,  4/1/2027
g
739,626
Arko Corporation
328,000 5.125%,  11/15/2029
h
257,546
Ashton Woods USA, LLC
320,000 4.625%,  8/1/2029
h
256,234
Boyd Gaming Corporation
490,000 4.750%,  6/15/2031
h
426,300
Principal
Amount Long-Term Fixed Income (21.1%) Value
Consumer Cyclical (0.6%) - continued
Boyne USA, Inc.
$ 380,000 4.750%,  5/15/2029
h
$ 336,317
Brookfield Residential Properties,
Inc.
435,000 6.250%,  9/15/2027
h
386,323
Caesars Entertainment, Inc.
755,000 6.250%,  7/1/2025
h
733,615
170,000 8.125%,  7/1/2027
h
167,033
529,000 4.625%,  10/15/2029
g,h
430,505
Carnival Corporation
351,000 10.500%,  2/1/2026
h
352,671
486,000 7.625%,  3/1/2026
h
385,201
797,000 5.750%,  3/1/2027
h
569,090
200,000 4.000%,  8/1/2028
h
163,082
Cedar Fair, LP
216,000 5.375%,  4/15/2027 206,280
478,000 5.250%,  7/15/2029
g
429,267
Churchill Downs, Inc.
325,000 4.750%,  1/15/2028
h
290,833
Cinemark USA, Inc.
676,000 5.875%,  3/15/2026
h
563,079
Clarios Global, LP
255,000 8.500%,  5/15/2027
g,h
249,007
D.R. Horton, Inc.
700,000 2.600%,  10/15/2025 651,717
Daimler Trucks Finance North
America, LLC
964,000 2.000%,  12/14/2026
h
849,374
Dana, Inc.
590,000 5.625%,  6/15/2028
g
536,703
Empire Communities Corporation
345,000 7.000%,  12/15/2025
h
311,936
Expedia Group, Inc.
1,500,000 3.250%,  2/15/2030 1,272,443
Ford Motor Company
784,000 3.250%,  2/12/2032 587,954
442,000 6.100%,  8/19/2032 408,124
Ford Motor Credit Company, LLC
1,003,000 2.300%,  2/10/2025 915,619
1,060,000 4.134%,  8/4/2025 992,150
845,000 2.700%,  8/10/2026 733,798
Forestar Group, Inc.
340,000 3.850%,  5/15/2026
h
298,075
General Motors Company
810,000 6.125%,  10/1/2025 824,345
1,500,000 6.800%,  10/1/2027 1,556,974
General Motors Financial
Company, Inc.
500,000 1.500%,  6/10/2026 434,221
GLP Capital, LP
1,153,000 5.750%,  6/1/2028 1,130,551
Goodyear Tire & Rubber Company
330,000 5.000%,  7/15/2029
g
275,269
250,000 5.250%,  7/15/2031
g
204,485
Guitar Center Escrow Issuer II, Inc.
158,000 8.500%,  1/15/2026
h
129,853
Hanesbrands, Inc.
455,000 4.875%,  5/15/2026
h
406,575
Hilton Domestic Operating
Company, Inc.
910,000 4.875%,  1/15/2030 824,651

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (21.1%) Value
Consumer Cyclical (0.6%) - continued
$ 201,000 3.625%,  2/15/2032
h
$ 160,961
Hilton Grand Vacations Borrower
Escrow, LLC
665,000 5.000%,  6/1/2029
h
571,900
Home Depot, Inc.
505,000 5.400%,  9/15/2040 517,719
1,140,000 4.250%,  4/1/2046 987,031
970,000 3.900%,  6/15/2047 797,387
Hyundai Capital America
1,150,000 1.800%,  1/10/2028
h
943,112
Hyundai Capital Services, Inc.
615,000 2.125%,  4/24/2025
g,h
562,269
International Game Technology plc
600,000 5.250%,  1/15/2029
h
559,116
Jacobs Entertainment, Inc.
274,000 6.750%,  2/15/2029
h
247,321
KB Home
450,000 4.800%,  11/15/2029 391,315
Kia Corporation
615,000 2.375%,  2/14/2025
h
570,558
Kohl's Corporation
584,000 3.375%,  5/1/2031 409,361
825,000 5.550%,  7/17/2045 519,750
L Brands, Inc.
780,000 6.625%,  10/1/2030
h
731,954
180,000 6.875%,  11/1/2035 160,002
Lennar Corporation
1,450,000 4.750%,  5/30/2025 1,440,737
Lowe's Companies, Inc.
616,000 5.625%,  4/15/2053 589,694
1,500,000 2.625%,  4/1/2031 1,242,843
Macy's Retail Holdings, LLC
480,000 5.875%,  4/1/2029
g,h
424,993
Magic MergerCo, Inc.
326,000 5.250%,  5/1/2028
h
262,277
Marriott International, Inc.
82,000 5.750%,  5/1/2025 82,707
1,025,000 4.625%,  6/15/2030 956,442
Mattamy Group Corporation
376,000 5.250%,  12/15/2027
h
333,449
McDonald's Corporation
1,300,000 2.125%,  3/1/2030 1,087,478
755,000 4.450%,  3/1/2047 654,474
MGM Resorts International
940,000 6.000%,  3/15/2023 936,663
NCL Corporation, Ltd.
507,000 3.625%,  12/15/2024
h
433,160
137,000 5.875%,  3/15/2026
h
107,609
205,000 5.875%,  2/15/2027
h
177,591
Nissan Motor Acceptance
Company, LLC
1,000,000 1.125%,  9/16/2024
h
911,204
Nordstrom, Inc.
231,000 4.250%,  8/1/2031 165,188
PACCAR Financial Corporation
923,000 4.950%,  10/3/2025 927,093
PENN Entertainment, Inc.
495,000 4.125%,  7/1/2029
g,h
391,052
PetSmart, Inc./PetSmart Finance
Corporation
650,000 4.750%,  2/15/2028
h
588,580
Principal
Amount Long-Term Fixed Income (21.1%) Value
Consumer Cyclical (0.6%) - continued
$ 440,000 7.750%,  2/15/2029
h
$ 413,245
Prime Security Services Borrower,
LLC/Prime Finance, Inc.
846,000 5.750%,  4/15/2026
h
814,275
376,000 6.250%,  1/15/2028
g,h
342,220
Realogy Group, LLC
630,000 5.750%,  1/15/2029
h
476,526
Royal Caribbean Cruises, Ltd.
207,000 11.500%,  6/1/2025
h
222,007
760,000 4.250%,  7/1/2026
h
614,344
468,000 9.250%,  1/15/2029
g,h
480,917
Scientific Games International, Inc.
610,000 7.250%,  11/15/2029
h
585,600
57,000 6.625%,  3/1/2030
h
48,148
SeaWorld Parks and
Entertainment, Inc.
198,000 5.250%,  8/15/2029
h
172,398
Six Flags Theme Parks, Inc.
181,000 7.000%,  7/1/2025
h
182,233
Staples, Inc.
386,000 7.500%,  4/15/2026
h
332,222
350,000 10.750%,  4/15/2027
g,h
252,035
Station Casinos, LLC
381,000 4.625%,  12/1/2031
h
305,628
Target Corporation
923,000 2.950%,  1/15/2052 633,001
Toll Brothers Finance Corporation
600,000 3.800%,  11/1/2029 512,242
Travel + Leisure Company
347,000 6.625%,  7/31/2026
h
339,457
Tripadvisor, Inc.
103,000 7.000%,  7/15/2025
h
101,768
Uber Technologies, Inc.
385,000 6.250%,  1/15/2028
g,h
369,600
VICI Properties, LP/VICI Note
Company, Inc.
1,634,000 4.625%,  6/15/2025
h
1,566,597
616,000 5.750%,  2/1/2027
h
600,453
391,000 3.750%,  2/15/2027
h
354,928
Viking Cruises, Ltd.
304,000 5.875%,  9/15/2027
h
247,810
Volkswagen Group of America
Finance, LLC
922,000 4.350%,  6/8/2027
h
883,766
Wabash National Corporation
528,000 4.500%,  10/15/2028
h
449,637
Walmart, Inc.
924,000 4.500%,  9/9/2052 878,891
1,300,000 3.250%,  7/8/2029 1,215,521
Wyndham Hotels & Resorts, Inc.
280,000 4.375%,  8/15/2028
g,h
251,216
Yum! Brands, Inc.
630,000 4.750%,  1/15/2030
h
578,025
Total 57,220,347
Consumer Non-Cyclical (0.7%)
1375209 BC, Ltd.
342,000 9.000%,  1/30/2028
h
333,023
Abbott Laboratories
1,445,000 4.750%,  11/30/2036 1,430,315
175,000 6.000%,  4/1/2039 190,987

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (21.1%) Value
Consumer Non-Cyclical (0.7%) - continued
AbbVie, Inc.
$ 625,000 2.950%,  11/21/2026 $ 581,240
1,475,000 4.300%,  5/14/2036 1,328,190
550,000 4.850%,  6/15/2044 503,787
775,000 4.875%,  11/14/2048 705,918
Albertson's Companies, Inc.
641,000 4.625%,  1/15/2027
h
595,406
702,000 3.500%,  3/15/2029
h
588,971
Amgen, Inc.
1,550,000 4.200%,  2/22/2052 1,229,143
Anheuser-Busch Companies, LLC
750,000 4.700%,  2/1/2036 708,332
Anheuser-Busch InBev Worldwide,
Inc.
1,740,000 4.375%,  4/15/2038 1,555,404
Aramark Services, Inc.
644,000 5.000%,  2/1/2028
h
600,810
Archer-Daniels-Midland Company
1,373,000 2.700%,  9/15/2051 908,986
AstraZeneca plc
1,600,000 3.000%,  5/28/2051 1,121,961
Avantor Funding, Inc.
418,000 4.625%,  7/15/2028
h
379,812
B&G Foods, Inc.
206,000 5.250%,  9/15/2027 157,979
BAT Capital Corporation
308,000 7.750%,  10/19/2032 331,277
Bausch Health Companies, Inc.
189,000 5.500%,  11/1/2025
g,h
160,559
413,000 4.875%,  6/1/2028
h
262,685
360,000 11.000%,  9/30/2028
h
280,744
Becton, Dickinson and Company
324,000 3.794%,  5/20/2050 248,633
900,000 3.700%,  6/6/2027 850,343
Bristol-Myers Squibb Company
1,543,000 3.550%,  3/15/2042 1,252,373
Bunge, Ltd. Finance Corporation
950,000 2.750%,  5/14/2031 779,686
Cargill, Inc.
558,000 3.125%,  5/25/2051
h
384,313
Central Garden & Pet Company
650,000 4.125%,  10/15/2030
g
533,912
Cheplapharm Arzneimittel GmbH
70,000 5.500%,  1/15/2028
h
58,534
Chobani, LLC/Chobani Finance
Corporation, Inc.
491,000 4.625%,  11/15/2028
h
427,470
Community Health Systems, Inc.
118,000 8.000%,  12/15/2027
h
106,800
360,000 6.000%,  1/15/2029
h
301,133
389,000 6.875%,  4/15/2029
h
199,932
Conagra Brands, Inc.
1,210,000 4.300%,  5/1/2024 1,193,338
Constellation Brands, Inc.
1,450,000 3.600%,  2/15/2028 1,343,736
600,000 2.875%,  5/1/2030 510,756
Coty, Inc.
389,000 5.000%,  4/15/2026
h
368,878
CVS Health Corporation
1,310,000 4.875%,  7/20/2035 1,244,070
Principal
Amount Long-Term Fixed Income (21.1%) Value
Consumer Non-Cyclical (0.7%) - continued
Edgewell Personal Care Company
$ 380,000 5.500%,  6/1/2028
h
$ 355,387
Eli Lilly and Company
828,000 2.500%,  9/15/2060 499,063
Embecta Corporation
158,000 6.750%,  2/15/2030
h
142,595
Encompass Health Corporation
750,000 4.500%,  2/1/2028
g
681,300
Energizer Holdings, Inc.
590,000 4.750%,  6/15/2028
h
511,296
General Mills, Inc.
700,000 2.875%,  4/15/2030 604,748
H. J. Heinz Company
180,000 5.200%,  7/15/2045 166,070
HCA, Inc.
838,000 5.375%,  2/1/2025 836,985
1,059,000 3.500%,  9/1/2030 913,362
HFC Prestige Products, Inc.
490,000 4.750%,  1/15/2029
h
443,450
HLF Financing SARL, LLC
901,000 4.875%,  6/1/2029
h
620,582
Imperial Brands Finance plc
1,600,000 3.875%,  7/26/2029
h
1,368,258
Jazz Securities DAC
275,000 4.375%,  1/15/2029
h
245,066
JBS USA LUX SA/JBS USA Food
Company/JBS USA Finance,
Inc.
922,000 4.375%,  2/2/2052
h
651,784
612,000 5.500%,  1/15/2030
h
582,330
845,000 3.000%,  5/15/2032
h
647,989
Johnson & Johnson
1,180,000 4.375%,  12/5/2033 1,160,098
Kimberly-Clark Corporation
900,000 3.900%,  5/4/2047 737,236
Kraft Heinz Foods Company
900,000 3.875%,  5/15/2027 859,857
1,000,000 4.375%,  6/1/2046 812,603
Lamb Weston Holdings, Inc.
289,000 4.125%,  1/31/2030
h
255,245
Mattel, Inc.
605,000 3.375%,  4/1/2026
h
556,240
769,000 5.450%,  11/1/2041 625,959
Medtronic, Inc.
923,000 4.375%,  3/15/2035 872,405
Mozart Debt Merger Sub, Inc.
485,000 3.875%,  4/1/2029
h
390,891
328,000 5.250%,  10/1/2029
g,h
260,521
Newell Brands, Inc.
889,000 4.450%,  4/1/2026 836,367
Organon & Company
473,000 4.125%,  4/30/2028
h
418,794
Owens & Minor, Inc.
340,000 6.625%,  4/1/2030
h
292,196
PepsiCo, Inc.
585,000 4.200%,  7/18/2052 532,573
Performance Food Group, Inc.
298,000 4.250%,  8/1/2029
h
258,253

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (21.1%) Value
Consumer Non-Cyclical (0.7%) - continued
Perrigo Finance Unlimited
Company
$ 768,000 4.375%,  3/15/2026 $ 712,389
Pfizer, Inc.
1,232,000 2.700%,  5/28/2050 832,982
Philip Morris International, Inc.
559,000 5.125%,  11/15/2024 559,739
615,000 5.125%,  11/17/2027 619,492
615,000 5.625%,  11/17/2029 623,904
Pilgrim's Pride Corporation
477,000 3.500%,  3/1/2032
h
373,253
Post Holdings, Inc.
447,000 5.750%,  3/1/2027
h
432,285
186,000 5.625%,  1/15/2028
h
175,090
185,000 5.500%,  12/15/2029
h
167,409
397,000 4.500%,  9/15/2031
h
333,742
Primo Water Holdings, Inc.
410,000 4.375%,  4/30/2029
h
354,073
Reynolds American, Inc.
759,000 5.700%,  8/15/2035 685,121
Roche Holdings, Inc.
1,158,000 4.000%,  11/28/2044
h
999,969
Scotts Miracle-Gro Company
306,000 4.500%,  10/15/2029 247,860
SEG Holding, LLC
740,000 5.625%,  10/15/2028
h
695,600
Simmons Foods, Inc.
712,000 4.625%,  3/1/2029
h
579,605
Spectrum Brands, Inc.
310,000 5.000%,  10/1/2029
h
268,282
280,000 5.500%,  7/15/2030
h
247,109
Syneos Health, Inc.
560,000 3.625%,  1/15/2029
h
445,953
Sysco Corporation
1,300,000 6.600%,  4/1/2040 1,393,071
Takeda Pharmaceutical Company,
Ltd.
925,000 3.175%,  7/9/2050 623,856
Teleflex, Inc.
385,000 4.250%,  6/1/2028
h
351,451
Tenet Healthcare Corporation
210,000 4.625%,  7/15/2024 204,804
337,000 6.250%,  2/1/2027
h
323,692
1,340,000 5.125%,  11/1/2027
h
1,246,522
255,000 6.125%,  10/1/2028
h
228,307
Teva Pharmaceutical Finance
Netherlands III BV
998,000 3.150%,  10/1/2026 872,751
Thermo Fisher Scientific, Inc.
625,000 2.000%,  10/15/2031 506,168
TreeHouse Foods, Inc.
539,000 4.000%,  9/1/2028 458,150
United Natural Foods, Inc.
340,000 6.750%,  10/15/2028
h
326,681
Zoetis, Inc.
1,451,000 4.700%,  2/1/2043 1,301,100
Total 59,089,349
Principal
Amount Long-Term Fixed Income (21.1%) Value
Energy (0.5%)
Antero Resources Corporation
$ 412,000 5.375%,  3/1/2030
g,h
$ 381,969
Archrock Partners, LP/Archrock
Partners Finance Corporation
570,000 6.250%,  4/1/2028
h
521,557
Blue Racer Midstream, LLC/Blue
Racer Finance Corporation
132,000 7.625%,  12/15/2025
h
131,017
271,000 6.625%,  7/15/2026
h
262,320
BP Capital Markets America, Inc.
1,519,000 2.939%,  6/4/2051 1,000,114
700,000 3.543%,  4/6/2027 665,248
Buckeye Partners, LP
485,000 3.950%,  12/1/2026 433,929
Callon Petroleum Company
400,000 8.250%,  7/15/2025 398,000
217,000 7.500%,  6/15/2030
h
198,555
Canadian Natural Resources, Ltd.
440,000 2.050%,  7/15/2025 409,348
525,000 2.950%,  7/15/2030 442,367
Cheniere Energy Partners, LP
2,461,000 4.500%,  10/1/2029 2,212,984
197,000 3.250%,  1/31/2032 156,557
Cheniere Energy, Inc.
518,000 4.625%,  10/15/2028 468,203
Chesapeake Energy Corporation
715,000 6.750%,  4/15/2029
h
696,124
CNX Resources Corporation
330,000 6.000%,  1/15/2029
h
303,648
Comstock Resources, Inc.
410,000 5.875%,  1/15/2030
h
352,477
Continental Resources, Inc.
426,000 2.268%,  11/15/2026
h
369,111
CQP Holdco, LP/BIP-V Chinnok
Holdco, LLC
377,000 5.500%,  6/15/2031
h
329,313
CrownRock Finance, Inc.
473,000 5.625%,  10/15/2025
h
456,445
Devon Energy Corporation
1,756,000 4.500%,  1/15/2030 1,634,825
DT Midstream, Inc.
495,000 4.125%,  6/15/2029
h
425,259
165,000 4.375%,  6/15/2031
h
138,418
Enbridge, Inc.
1,400,000 2.500%,  2/14/2025 1,320,731
Endeavor Energy Resources, LP
457,000 5.750%,  1/30/2028
h
437,587
Enerflex, Ltd.
275,000 9.000%,  10/15/2027
h
274,242
Energy Transfer, LP
950,000 4.000%,  10/1/2027 886,614
970,000 4.900%,  3/15/2035 863,784
800,000 5.150%,  2/1/2043 661,236
1,100,000 6.000%,  6/15/2048 991,593
EnLink Midstream Partners, LP
580,000 4.850%,  7/15/2026 545,216
Enterprise Products Operating,
LLC
1,250,000 3.300%,  2/15/2053 831,477
EQM Midstream Partners, LP
345,000 4.750%,  1/15/2031
h
282,037

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (21.1%) Value
Energy (0.5%) - continued
EQT Corporation
$ 923,000 6.125%,  2/1/2025 $ 925,169
923,000 3.900%,  10/1/2027 852,082
Equinor ASA
750,000 3.000%,  4/6/2027 699,649
Exxon Mobil Corporation
1,450,000 3.452%,  4/15/2051 1,091,607
Ferrellgas, LP
339,000 5.375%,  4/1/2026
h
308,370
Halliburton Company
1,004,000 4.850%,  11/15/2035 928,814
615,000 5.000%,  11/15/2045 544,550
Harvest Midstream, LP
785,000 7.500%,  9/1/2028
h
749,235
Hess Midstream Operations, LP
450,000 5.625%,  2/15/2026
h
438,338
236,000 5.500%,  10/15/2030
h
215,906
Hilcorp Energy I, LP/Hilcorp
Finance Company
540,000 5.750%,  2/1/2029
h
480,636
279,000 6.250%,  4/15/2032
h
240,754
Holly Energy Partners, LP/Holly
Energy Finance Corporation
282,000 6.375%,  4/15/2027
h
277,063
Howard Midstream Energy
Partners, LLC
503,000 6.750%,  1/15/2027
h
482,149
ITT Holdings, LLC
470,000 6.500%,  8/1/2029
h
395,806
Laredo Petroleum, Inc.
810,000 7.750%,  7/31/2029
h
729,068
Magellan Midstream Partners, LP
1,070,000 5.000%,  3/1/2026 1,062,867
Marathon Petroleum Corporation
396,000 6.500%,  3/1/2041 406,780
MEG Energy Corporation
436,000 7.125%,  2/1/2027
h
444,673
MPLX, LP
746,000 4.875%,  6/1/2025 734,565
1,231,000 4.950%,  9/1/2032 1,154,292
Murphy Oil Corporation
350,000 5.875%,  12/1/2027 336,801
Nabors Industries, Ltd.
630,000 7.250%,  1/15/2026
h
593,711
National Fuel Gas Company
1,000,000 5.500%,  1/15/2026 994,852
New Fortress Energy, Inc.
210,000 6.750%,  9/15/2025
h
198,618
NuStar Logistics, LP
560,000 5.750%,  10/1/2025 538,347
Oasis Petroleum, Inc.
415,000 6.375%,  6/1/2026
h
404,181
Occidental Petroleum Corporation
185,000 8.500%,  7/15/2027 199,209
380,000 6.450%,  9/15/2036 387,600
ONEOK, Inc.
1,070,000 2.200%,  9/15/2025 983,072
Ovintiv Exploration, Inc.
1,071,000 5.375%,  1/1/2026 1,060,305
Principal
Amount Long-Term Fixed Income (21.1%) Value
Energy (0.5%) - continued
Precision Drilling Corporation
$ 410,000 6.875%,  1/15/2029
h
$ 381,713
Range Resources Corporation
408,000 4.750%,  2/15/2030
g,h
359,492
SM Energy Company
375,000 6.625%,  1/15/2027
g
361,207
245,000 6.500%,  7/15/2028 234,899
Southwestern Energy Company
269,000 5.375%,  2/1/2029 249,379
360,000 5.375%,  3/15/2030 328,327
235,000 4.750%,  2/1/2032 200,829
Suburban Propane Partners, LP
431,000 5.875%,  3/1/2027 409,537
Sunoco, LP
545,000 5.875%,  3/15/2028 516,137
Tallgrass Energy Partners LP/
Tallgrass Energy Finance
Corporation
790,000 5.500%,  1/15/2028
h
700,604
Targa Resources Corporation
1,077,000 4.200%,  2/1/2033 926,611
Teine Energy, Ltd.
345,000 6.875%,  4/15/2029
h
309,638
Transocean Proteus, Ltd.
128,000 6.250%,  12/1/2024
g,h
126,089
Transocean, Inc.
330,000 11.500%,  1/30/2027
h
330,825
USA Compression Partners, LP
456,000 6.875%,  4/1/2026 437,436
Venture Global Calcasieu Pass,
LLC
483,000 3.875%,  8/15/2029
h
422,625
290,000 4.125%,  8/15/2031
h
247,079
W&T Offshore, Inc.
206,000 9.750%,  11/1/2023
h
202,352
Weatherford International, Ltd.
524,000 8.625%,  4/30/2030
h
503,202
Western Midstream Operating, LP
570,000 3.950%,  6/1/2025 539,539
320,000 5.500%,  8/15/2048 265,591
Williams Companies, Inc.
615,000 5.300%,  8/15/2052 549,900
1,015,000 7.500%,  1/15/2031 1,110,996
Total 48,055,381
Financials (1.7%)
Acrisure, LLC/Acrisure Finance,
Inc.
275,000 7.000%,  11/15/2025
h
252,673
AerCap Ireland Capital DAC/
AerCap Global Aviation Trust
1,510,000 3.500%,  1/15/2025 1,438,092
1,250,000 3.875%,  1/23/2028 1,124,182
550,000 3.400%,  10/29/2033 417,007
Air Lease Corporation
1,500,000 3.000%,  2/1/2030 1,250,960
459,000 2.875%,  1/15/2032 364,644
Aircastle, Ltd.
650,000 5.250%,  8/11/2025
h
625,130
Alliant Holdings Intermediate, LLC
261,000 6.750%,  10/15/2027
h
234,602

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (21.1%) Value
Financials (1.7%) - continued
Ally Financial, Inc.
$ 1,000,000 5.750%,  11/20/2025 $ 968,748
1,000,000 8.000%,  11/1/2031 1,032,346
American Express Company
900,000 3.375%,  5/3/2024 881,675
1,200,000 2.250%,  3/4/2025 1,132,646
American Homes 4 Rent, LP
1,000,000 2.375%,  7/15/2031 771,328
American International Group, Inc.
725,000 3.900%,  4/1/2026 702,278
AmWINS Group, Inc.
315,000 4.875%,  6/30/2029
h
267,166
ANZ Bank New Zealand, Ltd.
600,000 5.548%,  8/11/2032
d,h
582,516
Ares Capital Corporation
455,000 3.250%,  7/15/2025 418,678
1,100,000 3.875%,  1/15/2026 1,008,096
550,000 2.150%,  7/15/2026 465,670
Associated Banc-Corporation
750,000 4.250%,  1/15/2025 729,348
Australia and New Zealand
Banking Group, Ltd.
700,000 2.950%,  7/22/2030
d,h
632,827
Aviation Capital Group, LLC
1,000,000 5.500%,  12/15/2024
h
982,234
Avolon Holdings Funding, Ltd.
800,000 5.250%,  5/15/2024
h
784,064
275,000 4.250%,  4/15/2026
h
249,302
Banco Santander Mexico SA
875,000 5.375%,  4/17/2025
h
865,812
Banco Santander SA
1,200,000 4.175%,  3/24/2028
d
1,113,018
Bank of America Corporation
575,000 1.734%,  7/22/2027
d
503,767
800,000 3.824%,  1/20/2028
d
746,493
500,000 2.087%,  6/14/2029
d
420,747
1,500,000 2.496%,  2/13/2031
d
1,219,187
1,475,000 1.922%,  10/24/2031
d
1,126,734
923,000 2.972%,  2/4/2033
d
743,586
1,844,000 4.571%,  4/27/2033
d
1,686,712
1,230,000 3.846%,  3/8/2037
d
1,018,514
Bank of Montreal
917,000 1.500%,  1/10/2025 855,332
Barclays plc
1,290,000 4.972%,  5/16/2029
d
1,211,478
900,000 5.746%,  8/9/2033
d
850,195
Berkshire Hathaway Finance
Corporation
1,231,000 2.850%,  10/15/2050 822,163
Blackstone Private Credit Fund
917,000 2.700%,  1/15/2025 847,206
BNP Paribas SA
1,538,000 3.132%,  1/20/2033
d,h
1,214,349
BPCE SA
1,091,000 3.500%,  10/23/2027
h
981,981
Brookfield Property REIT, Inc.
133,000 5.750%,  5/15/2026
h
121,491
Camden Property Trust
1,800,000 3.150%,  7/1/2029 1,604,197
Capital One Financial Corporation
1,100,000 4.200%,  10/29/2025 1,062,969
Principal
Amount Long-Term Fixed Income (21.1%) Value
Financials (1.7%) - continued
$ 920,000 2.636%,  3/3/2026
d
$ 861,715
Centene Corporation
370,000 4.250%,  12/15/2027 347,009
348,000 4.625%,  12/15/2029 318,015
730,000 3.000%,  10/15/2030 598,417
1,505,000 2.625%,  8/1/2031 1,182,629
Charles Schwab Corporation
1,535,000 2.450%,  3/3/2027 1,399,357
Chubb INA Holdings, Inc.
1,115,000 4.350%,  11/3/2045 965,131
Citigroup, Inc.
827,000 0.981%,  5/1/2025
d
774,436
1,515,000 4.400%,  6/10/2025 1,486,979
607,000 1.281%,  11/3/2025
d
559,312
745,000 3.200%,  10/21/2026 689,245
1,094,000 3.668%,  7/24/2028
d
1,004,718
490,000 4.125%,  7/25/2028 456,066
915,000 3.520%,  10/27/2028
d
834,843
1,308,000 4.910%,  5/24/2033
d
1,224,854
Coinbase Global, Inc.
138,000 3.625%,  10/1/2031
h
66,462
Commerzbank AG
1,350,000 8.125%,  9/19/2023
h
1,360,515
Corebridge Financial, Inc.
1,230,000 4.400%,  4/5/2052
h
974,874
462,000 4.350%,  4/5/2042
h
379,001
Credit Acceptance Corporation
620,000 5.125%,  12/31/2024
*
582,663
Credit Agricole SA
625,000 6.875%,  9/23/2024
d,h,l
598,625
Credit Suisse Group AG
900,000 7.250%,  9/12/2025
d,h,l
646,973
1,800,000 2.193%,  6/5/2026
d,h
1,537,365
Danske Bank AS
450,000 0.976%,  9/10/2025
d,h
410,847
900,000 3.244%,  12/20/2025
d,h
842,296
Deutsche Bank AG
137,000 4.296%,  5/24/2028
d
128,886
1,175,000 3.729%,  1/14/2032
d
861,526
Discover Bank
1,670,000 4.682%,  8/9/2028
d
1,602,833
Discover Financial Services
307,000 6.700%,  11/29/2032 312,058
Drawbridge Special Opportunities
Fund, LP
750,000 3.875%,  2/15/2026
h
675,976
Elevance Health, Inc.
1,185,000 3.125%,  5/15/2050 812,236
820,000 4.625%,  5/15/2042 745,629
EPR Properties
405,000 4.950%,  4/15/2028 345,536
621,000 3.600%,  11/15/2031 449,915
ERP Operating, LP
337,000 3.375%,  6/1/2025 323,720
First Horizon Bank
250,000 5.750%,  5/1/2030 242,351
First Horizon National Corporation
1,000,000 4.000%,  5/26/2025 971,625
First-Citizens Bank & Trust
Company
750,000 6.125%,  3/9/2028 762,204

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (21.1%) Value
Financials (1.7%) - continued
Fortress Transportation and
Infrastructure Investors, LLC
$ 346,000 6.500%,  10/1/2025
h
$ 325,311
171,000 9.750%,  8/1/2027
h
171,427
FS KKR Capital Corporation
961,000 4.250%,  2/14/2025
h
900,757
1,300,000 3.400%,  1/15/2026 1,152,779
Genworth Mortgage Holdings, Inc.
257,000 6.500%,  8/15/2025
h
252,210
Global Net Lease, Inc.
695,000 3.750%,  12/15/2027
h
574,707
goeasy, Ltd.
138,000 5.375%,  12/1/2024
h
132,383
Goldman Sachs Group, Inc.
1,000,000 3.625%,  2/20/2024 982,693
615,000 5.700%,  11/1/2024 622,320
785,000 1.948%,  10/21/2027
d
686,392
275,000 1.992%,  1/27/2032
d
209,500
2,769,000 3.102%,  2/24/2033
d
2,248,374
1,130,000 4.750%,  10/21/2045 990,721
HCP, Inc.
205,000 3.400%,  2/1/2025 197,231
HSBC Holdings plc
1,134,000 1.162%,  11/22/2024
d
1,080,090
1,850,000 3.803%,  3/11/2025
d
1,798,436
1,100,000 2.999%,  3/10/2026
d
1,033,863
710,000 3.900%,  5/25/2026 676,215
900,000 5.402%,  8/11/2033
d
833,421
HUB International, Ltd.
184,000 7.000%,  5/1/2026
h
180,134
323,000 5.625%,  12/1/2029
h
282,103
Humana, Inc.
375,000 2.150%,  2/3/2032 292,625
Icahn Enterprises, LP
466,000 4.750%,  9/15/2024 446,778
485,000 6.375%,  12/15/2025 470,353
635,000 5.250%,  5/15/2027 581,406
Intercontinental Exchange, Inc.
575,000 4.950%,  6/15/2052 533,613
616,000 4.350%,  6/15/2029 595,630
Intesa Sanpaolo SPA
137,000 5.017%,  6/26/2024
h
131,700
Invitation Homes Operating
Partnership, LP
769,000 2.000%,  8/15/2031 568,289
iStar, Inc.
625,000 4.250%,  8/1/2025 612,453
J.P. Morgan Chase & Company
105,000 3.125%,  1/23/2025 101,337
500,000 0.824%,  6/1/2025
d
466,074
889,000 1.561%,  12/10/2025
d
823,060
850,000 1.040%,  2/4/2027
d
739,388
720,000 1.578%,  4/22/2027
d
632,637
1,230,000 2.947%,  2/24/2028
d
1,112,655
1,475,000 4.203%,  7/23/2029
d
1,374,409
900,000 2.522%,  4/22/2031
d
736,458
1,100,000 1.953%,  2/4/2032
d
841,417
1,229,000 4.586%,  4/26/2033
d
1,137,763
923,000 4.912%,  7/25/2033
d
878,813
1,265,000 3.882%,  7/24/2038
d
1,049,946
Jefferies Finance, LLC
293,000 5.000%,  8/15/2028
h
239,009
Principal
Amount Long-Term Fixed Income (21.1%) Value
Financials (1.7%) - continued
KeyCorp
$ 450,000 3.878%,  5/23/2025
d
$ 440,309
Kimco Realty Corporation
1,142,000 3.300%,  2/1/2025 1,094,271
Lloyds Banking Group plc
1,950,000 3.870%,  7/9/2025
d
1,887,344
LPL Holdings, Inc.
410,000 4.000%,  3/15/2029
h
356,741
Macquarie Group, Ltd.
1,103,000 1.201%,  10/14/2025
d,h
1,012,213
Massachusetts Mutual Life
Insurance Company
1,150,000 3.200%,  12/1/2061
*
702,252
Mitsubishi UFJ Financial Group,
Inc.
835,000 0.962%,  10/11/2025
d
767,743
1,750,000 2.048%,  7/17/2030 1,380,401
Molina Healthcare, Inc.
351,000 4.375%,  6/15/2028
h
320,319
Morgan Stanley
900,000 2.630%,  2/18/2026
d
845,090
600,000 2.188%,  4/28/2026
d
557,559
1,925,000 4.350%,  9/8/2026 1,867,717
1,244,000 3.591%,  7/22/2028
d
1,141,060
1,600,000 3.622%,  4/1/2031
d
1,396,806
1,076,000 5.297%,  4/20/2037
d
983,850
825,000 2.802%,  1/25/2052
d
507,950
MPT Operating Partnership, LP
467,000 4.625%,  8/1/2029 356,127
Nasdaq, Inc.
750,000 3.250%,  4/28/2050 504,416
Nationstar Mortgage Holdings,
Inc.
341,000 6.000%,  1/15/2027
h
305,195
NatWest Group plc
1,250,000 4.445%,  5/8/2030
d
1,131,887
Navient Corporation
340,000 5.500%,  1/25/2023 339,419
160,000 5.000%,  3/15/2027 140,066
Necessity Retail REIT, Inc.
598,000 4.500%,  9/30/2028
h
439,530
Northern Trust Corporation
1,308,000 4.000%,  5/10/2027 1,277,605
Office Properties Income Trust
137,000 4.250%,  5/15/2024 129,750
Omega Healthcare Investors, Inc.
780,000 3.625%,  10/1/2029 639,902
875,000 3.375%,  2/1/2031 674,476
OneMain Finance Corporation
705,000 6.875%,  3/15/2025 677,276
417,000 7.125%,  3/15/2026 396,517
Owl Rock Capital Corporation
250,000 4.250%,  1/15/2026 229,505
Owl Rock Core Income
Corporation
769,000 4.700%,  2/8/2027 693,414
Owl Rock Technology Finance
Corporation
250,000 4.750%,  12/15/2025
h
226,370
Park Intermediate Holdings, LLC
364,000 4.875%,  5/15/2029
h
308,126

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (21.1%) Value
Financials (1.7%) - continued
PennyMac Financial Services, Inc.
$ 255,000 4.250%,  2/15/2029
h
$ 198,877
Pine Street Trust I
923,000 4.572%,  2/15/2029
h
853,553
PNC Financial Services Group,
Inc.
1,230,000 4.626%,  6/6/2033
d
1,136,296
PRA Group, Inc.
253,000 7.375%,  9/1/2025
h
245,789
Principal Life Global Funding II
825,000 1.250%,  8/16/2026
h
715,312
Prologis, LP
925,000 2.875%,  11/15/2029 804,811
Prudential Financial, Inc.
1,170,000 5.125%,  3/1/2052
d
1,064,700
500,000 3.700%,  3/13/2051 381,535
Radian Group, Inc.
340,000 4.875%,  3/15/2027 311,523
Realty Income Corporation
1,300,000 4.125%,  10/15/2026 1,263,605
1,079,000 5.625%,  10/13/2032 1,095,862
1,100,000 2.850%,  12/15/2032 892,058
Regency Centers, LP
1,100,000 4.125%,  3/15/2028 1,021,046
Reinsurance Group of America,
Inc.
1,100,000 4.700%,  9/15/2023 1,094,746
RLJ Lodging Trust, LP
172,000 3.750%,  7/1/2026
h
153,181
Rocket Mortgage Co-Issuer, Inc.
440,000 3.625%,  3/1/2029
h
348,673
Santander UK Group Holdings plc
1,000,000 1.673%,  6/14/2027
d
850,293
Service Properties Trust
195,000 4.650%,  3/15/2024 186,249
111,000 4.350%,  10/1/2024 100,907
458,000 7.500%,  9/15/2025 436,440
260,000 5.500%,  12/15/2027 223,902
Simon Property Group, LP
1,125,000 3.800%,  7/15/2050 816,803
SLM Corporation
180,000 4.200%,  10/29/2025 164,692
Societe Generale SA
1,122,000 4.750%,  11/24/2025
h
1,076,945
Spirit Realty, LP
1,250,000 2.100%,  3/15/2028 1,019,175
Standard Chartered plc
1,847,000 1.822%,  11/23/2025
d,h
1,686,946
State Street Corporation
465,000 4.421%,  5/13/2033
d
440,004
Sumitomo Mitsui Financial Group,
Inc.
1,140,000 3.010%,  10/19/2026 1,052,372
850,000 1.710%,  1/12/2031 638,630
Sumitomo Mitsui Trust Bank, Ltd.
1,000,000 0.800%,  9/16/2024
h
923,712
Synchrony Financial
590,000 4.250%,  8/15/2024 576,451
Truist Financial Corporation
615,000 5.900%,  10/28/2026
d
628,715
Principal
Amount Long-Term Fixed Income (21.1%) Value
Financials (1.7%) - continued
U.S. Bancorp
$ 616,000 5.727%,  10/21/2026
d
$ 627,401
UBS Group AG
900,000 4.488%,  5/12/2026
d,h
879,627
550,000 4.703%,  8/5/2027
d,h
531,568
UDR, Inc.
875,000 2.100%,  8/1/2032 642,836
United Wholesale Mortgage, LLC
109,000 5.500%,  11/15/2025
h
98,168
268,000 5.500%,  4/15/2029
h
213,189
UnitedHealth Group, Inc.
616,000 5.875%,  2/15/2053 665,135
923,000 4.750%,  5/15/2052 851,917
308,000 4.950%,  5/15/2062 288,252
616,000 5.150%,  10/15/2025 623,026
1,450,000 4.625%,  7/15/2035 1,405,752
USI, Inc./NY
137,000 6.875%,  5/1/2025
h
131,978
Wells Fargo & Company
1,320,000 3.000%,  2/19/2025 1,264,450
125,000 3.000%,  4/22/2026 116,914
1,475,000 3.000%,  10/23/2026 1,363,218
923,000 3.526%,  3/24/2028
d
854,699
1,400,000 2.393%,  6/2/2028
d
1,235,624
1,180,000 4.900%,  11/17/2045 1,015,828
Welltower, Inc.
750,000 2.050%,  1/15/2029 609,142
Willis North America, Inc.
1,231,000 4.650%,  6/15/2027 1,189,053
XHR, LP
172,000 6.375%,  8/15/2025
h
165,372
189,000 4.875%,  6/1/2029
h
154,815
Total 155,428,838
Foreign Government (<0.1%)
NBN Company, Ltd.
1,050,000 2.625%,  5/5/2031
h
832,990
Total 832,990
Mortgage-Backed Securities (4.7%)
Federal Home Loan Mortgage
Corporation Conventional 30-Yr.
Pass Through
23,157,409 2.500%,  5/1/2051 19,665,850
8,125,262 3.500%,  5/1/2052 7,390,075
10,214,013 4.000%,  5/1/2052 9,647,224
21,220,656 3.500%,  6/1/2052 19,297,575
Federal Home Loan Mortgage
Corporation Gold 15-Yr. Pass
Through
6,334,506 2.500%,  7/1/2030 5,939,395
Federal National Mortgage
Association Conventional 15-Yr.
Pass Through
3,300,000 5.000%,  1/1/2038
c
3,314,413
Federal National Mortgage
Association Conventional 20-Yr.
Pass Through
6,089,481 3.000%,  12/1/2036 5,649,367
6,476,455 3.000%,  8/1/2038 5,952,563
9,478,448 3.500%,  5/1/2040 8,849,494

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (21.1%) Value
Mortgage-Backed Securities (4.7%) - continued
$ 5,901,360 2.500%,  4/1/2042 $ 5,131,931
Federal National Mortgage
Association Conventional 30-Yr.
Pass Through
22,880,947 3.000%,  1/1/2052 20,117,179
6,370,702 2.500%,  2/1/2051 5,447,152
11,307,674 2.500%,  2/1/2051 9,605,864
30,885,713 2.000%,  3/1/2051 25,223,578
23,273,622 3.000%,  3/1/2052 20,480,176
18,926,730 2.000%,  4/1/2051 15,450,601
19,629,692 2.500%,  4/1/2051 16,677,166
13,491,644 3.000%,  4/1/2051 11,896,163
14,277,596 3.000%,  5/1/2050 12,638,950
11,328,310 3.000%,  5/1/2051 10,080,086
9,090,789 3.000%,  6/1/2050 8,148,312
17,568,279 2.500%,  7/1/2051 14,922,056
5,785,334 3.500%,  7/1/2051 5,320,445
2,385,173 2.500%,  8/1/2050 2,056,686
11,850,111 3.500%,  8/1/2050 10,932,213
23,746,060 2.000%,  8/1/2051 19,378,335
8,626,981 3.500%,  9/1/2052 7,876,176
17,111,123 4.000%,  10/1/2052 16,117,599
29,521,006 2.500%,  12/1/2051 25,133,556
17,250,000 4.500%,  12/1/2052
c,m
16,732,156
3,890,000 5.500%,  1/1/2041
c
3,899,595
8,150,000 3.500%,  1/1/2049
c
7,402,667
3,500,000 4.000%,  1/1/2049
c
3,281,810
24,800,000 5.000%,  1/1/2049
c
24,433,491
Federal National Mortgage
Association Conventional 40-Yr.
Pass Through
6,029,299 3.500%,  7/1/2061 5,531,231
8,960,646 4.000%,  12/1/2061 8,493,940
Total 418,115,070
Technology (0.4%)
Advanced Micro Devices, Inc.
615,000 4.393%,  6/1/2052 540,063
Analog Devices, Inc.
1,150,000 2.950%,  10/1/2051 774,936
Apple, Inc.
1,077,000 2.650%,  2/8/2051 710,257
2,570,000 3.750%,  9/12/2047 2,134,509
Black Knight InfoServ, LLC
593,000 3.625%,  9/1/2028
h
513,242
Broadcom, Inc.
604,000 3.469%,  4/15/2034
h
481,830
1,231,000 3.137%,  11/15/2035
h
905,113
1,350,000 3.187%,  11/15/2036
h
969,689
600,000 4.926%,  5/15/2037
h
523,419
CommScope Technologies
Finance, LLC
425,000 6.000%,  6/15/2025
g,h
386,750
CommScope, Inc.
385,000 7.125%,  7/1/2028
g,h
275,224
Dell International, LLC
2,222,000 6.020%,  6/15/2026 2,266,786
Fiserv, Inc.
1,000,000 2.250%,  6/1/2027 892,484
1,150,000 2.650%,  6/1/2030 966,730
Gartner, Inc.
325,000 3.625%,  6/15/2029
h
285,584
Principal
Amount Long-Term Fixed Income (21.1%) Value
Technology (0.4%) - continued
$ 605,000 3.750%,  10/1/2030
h
$ 521,490
Global Payments, Inc.
923,000 5.300%,  8/15/2029 892,329
Iron Mountain, Inc.
570,000 4.875%,  9/15/2029
h
497,154
750,000 5.250%,  7/15/2030
h
651,750
585,000 4.500%,  2/15/2031
h
480,835
KLA Corporation
923,000 3.300%,  3/1/2050 668,385
Mastercard, Inc.
1,070,000 3.950%,  2/26/2048 911,995
Microchip Technology, Inc.
500,000 0.983%,  9/1/2024 462,980
Microsoft Corporation
700,000 3.041%,  3/17/2062 483,645
1,130,000 3.700%,  8/8/2046 960,322
Minerva Merger Sub, Inc.
480,000 6.500%,  2/15/2030
h
353,727
MSCI, Inc.
465,000 4.000%,  11/15/2029
h
405,031
NCR Corporation
1,020,000 6.125%,  9/1/2029
h
953,756
NXP BV/NXP Funding, LLC
480,000 5.550%,  12/1/2028 479,357
NXP BV/NXP Funding, LLC/NXP
USA, Inc.
480,000 4.300%,  6/18/2029 447,504
480,000 3.250%,  5/11/2041 334,916
Open Text Corporation
675,000 4.125%,  2/15/2030
h
541,461
Oracle Corporation
615,000 6.900%,  11/9/2052 657,942
1,540,000 6.150%,  11/9/2029 1,598,468
1,815,000 3.850%,  7/15/2036 1,484,151
1,250,000 4.000%,  7/15/2046 910,923
PTC, Inc.
300,000 3.625%,  2/15/2025
h
285,729
270,000 4.000%,  2/15/2028
h
243,009
Rackspace Technology Global,
Inc.
540,000 5.375%,  12/1/2028
h
235,365
Seagate HDD Cayman
1,144,350 9.625%,  12/1/2032
h
1,255,123
Sensata Technologies, Inc.
393,000 3.750%,  2/15/2031
h
323,298
Shift4 Payments, LLC
190,000 4.625%,  11/1/2026
h
179,510
SS&C Technologies, Inc.
1,120,000 5.500%,  9/30/2027
h
1,048,764
Texas Instruments, Inc.
1,005,000 4.150%,  5/15/2048 889,335
VeriSign, Inc.
400,000 4.750%,  7/15/2027 386,094
Viavi Solutions, Inc.
396,000 3.750%,  10/1/2029
h
332,820
Visa, Inc.
1,230,000 2.000%,  8/15/2050 723,012
1,500,000 2.700%,  4/15/2040 1,136,268
VMware, Inc.
825,000 4.650%,  5/15/2027 798,527

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (21.1%) Value
Technology (0.4%) - continued
$ 900,000 2.200%,  8/15/2031 $ 682,978
Total 35,844,569
Transportation (0.2%)
Air Canada Pass Through Trust
249,321 3.875%,  3/15/2023
h
247,561
Allegiant Travel Company
310,000 7.250%,  8/15/2027
h
294,860
American Airlines Group, Inc.
119,000 3.750%,  3/1/2025
g,h
100,793
American Airlines, Inc.
710,000 11.750%,  7/15/2025
h
761,545
1,166,000 5.500%,  4/20/2026
h
1,121,280
Avis Budget Car Rental, LLC
450,000 5.375%,  3/1/2029
g,h
384,947
Burlington Northern Santa Fe, LLC
724,000 2.875%,  6/15/2052 482,671
1,120,000 5.750%,  5/1/2040 1,171,745
625,000 4.450%,  3/15/2043 559,364
Canadian Pacific Railway
Company
852,000 3.100%,  12/2/2051 572,793
568,000 3.000%,  12/2/2041 428,214
CSX Corporation
900,000 3.800%,  4/15/2050 697,944
Delta Air Lines, Inc.
452,000 7.000%,  5/1/2025
h
461,917
86,000 7.375%,  1/15/2026 87,870
1,580,000 4.750%,  10/20/2028
h
1,485,158
Hawaiian Brand Intellectual
Property, Ltd.
97,000 5.750%,  1/20/2026
h
87,785
Hertz Corporation
323,000 4.625%,  12/1/2026
h
270,512
388,000 5.000%,  12/1/2029
h
294,337
Kansas City Southern
615,000 4.700%,  5/1/2048 529,329
Mileage Plus Holdings, LLC
1,385,189 6.500%,  6/20/2027
h
1,377,158
Ryder System, Inc.
615,000 2.850%,  3/1/2027 555,163
Southwest Airlines Company
960,000 2.625%,  2/10/2030 796,536
Union Pacific Corporation
1,231,000 2.973%,  9/16/2062 790,719
United Airlines, Inc.
377,000 4.375%,  4/15/2026
h
349,451
315,000 4.625%,  4/15/2029
h
274,269
VistaJet Malta Finance plc
420,000 6.375%,  2/1/2030
h
336,766
XPO Escrow Sub, LLC
413,000 7.500%,  11/15/2027
h
417,923
Total 14,938,610
U.S. Government & Agencies (7.4%)
U.S. Treasury Bonds
4,250,000 2.875%,  5/15/2052 3,405,312
9,660,000 1.625%,  11/15/2050 5,747,700
788,000 4.000%,  11/15/2052 789,108
7,285,000 2.250%,  11/15/2027 6,713,014
Principal
Amount Long-Term Fixed Income (21.1%) Value
U.S. Government & Agencies (7.4%) -
continued
$ 72,550,000 2.875%,  5/15/2028 $ 68,454,893
19,150,000 5.250%,  11/15/2028 20,287,031
13,650,000 1.625%,  8/15/2029 11,845,107
3,250,000 1.500%,  2/15/2030 2,769,609
3,750,000 0.875%,  11/15/2030 2,997,363
270,000 1.375%,  11/15/2031 219,755
13,950,000 2.875%,  5/15/2032 12,855,797
1,076,000 4.125%,  11/15/2032 1,098,024
2,975,000 4.375%,  5/15/2040 3,094,232
44,475,000 1.375%,  11/15/2040 28,913,962
1,340,000 3.000%,  5/15/2042 1,126,647
5,750,000 3.250%,  5/15/2042 5,041,133
1,012,000 4.000%,  11/15/2042 990,811
68,726,000 2.500%,  5/15/2046 51,267,985
46,100,000 2.875%,  5/15/2049 37,094,293
U.S. Treasury Notes
4,910,000 2.500%,  3/31/2023 4,886,973
9,350,000 0.125%,  4/30/2023 9,221,438
39,520,000 0.125%,  7/31/2023 38,479,513
21,560,000 0.125%,  8/31/2023 20,908,989
22,900,000 0.125%,  10/15/2023 22,092,238
14,890,000 0.750%,  12/31/2023 14,313,224
82,550,000 2.500%,  1/31/2024 80,599,112
25,885,000 2.125%,  7/31/2024 24,897,123
28,665,000 2.250%,  11/15/2024 27,530,717
19,170,000 2.125%,  11/30/2024 18,350,033
52,575,000 2.625%,  1/31/2026 50,233,770
2,300,000 0.500%,  2/28/2026 2,049,426
90,300,000 2.500%,  2/28/2026 85,767,364
1,500,000 0.750%,  1/31/2028 1,275,469
Total 665,317,165
Utilities (0.4%)
AES Corporation
1,227,000 3.950%,  7/15/2030
h
1,082,214
Ameren Illinois Company
830,000 4.500%,  3/15/2049 755,308
American Electric Power
Company, Inc.
518,000 2.031%,  3/15/2024 499,448
Appalachian Power Company
750,000 3.300%,  6/1/2027 701,955
Berkshire Hathaway Energy
Company
1,229,000 4.600%,  5/1/2053
h
1,067,149
1,165,000 4.500%,  2/1/2045 1,014,358
Calpine Corporation
370,000 4.500%,  2/15/2028
h
330,032
CenterPoint Energy Resources
Corporation
750,000 1.750%,  10/1/2030 591,284
CenterPoint Energy, Inc.
600,000 2.500%,  9/1/2024 575,994
270,000 4.250%,  11/1/2028 253,109
Commonwealth Edison Company
1,025,000 3.700%,  3/1/2045 796,995
Consolidated Edison Company of
New York, Inc.
579,000 4.500%,  12/1/2045 495,632
1,250,000 4.125%,  5/15/2049 1,015,848
Consumers Energy Company
1,200,000 4.350%,  4/15/2049 1,042,159

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (21.1%) Value
Utilities (0.4%) - continued
DTE Electric Company
$ 965,000 3.700%,  3/15/2045 $ 764,119
475,000 3.700%,  6/1/2046 366,140
DTE Energy Company
275,000 4.220%,  11/1/2024 270,311
Duke Energy Carolinas, LLC
1,090,000 3.700%,  12/1/2047 829,206
Duke Energy Florida, LLC
1,030,000 3.200%,  1/15/2027 972,407
Duke Energy Indiana, LLC
1,550,000 3.750%,  5/15/2046 1,191,629
Edison International
725,000 5.750%,  6/15/2027 727,243
Exelon Corporation
585,000 4.700%,  4/15/2050 509,575
983,000 4.450%,  4/15/2046 830,343
FirstEnergy Corporation
769,000 5.350%,  7/15/2047 686,554
ITC Holdings Corporation
216,000 4.050%,  7/1/2023 214,209
760,000 5.300%,  7/1/2043 673,538
Jersey Central Power & Light
Company
450,000 2.750%,  3/1/2032
h
363,391
Mississippi Power Company
1,040,000 3.950%,  3/30/2028 975,258
National Rural Utilities Cooperative
Finance Corporation
1,050,000 3.700%,  3/15/2029 965,699
NextEra Energy Operating
Partners, LP
740,000 3.875%,  10/15/2026
h
677,115
NiSource Finance Corporation
900,000 5.650%,  2/1/2045 878,135
NiSource, Inc.
1,125,000 3.600%,  5/1/2030 1,001,723
NRG Energy, Inc.
790,000 3.375%,  2/15/2029
h
637,230
923,000 4.450%,  6/15/2029
h
816,253
240,000 5.250%,  6/15/2029
h
211,858
Pacific Gas and Electric Company
900,000 3.300%,  12/1/2027 794,278
718,000 4.550%,  7/1/2030 650,794
PG&E Corporation
471,000 5.000%,  7/1/2028
g
429,949
PPL Electric Utilities Corporation
547,000 3.950%,  6/1/2047 442,602
Public Service Company of
Colorado
923,000 4.500%,  6/1/2052 828,343
San Diego Gas & Electric
Company
940,000 4.150%,  5/15/2048 783,673
Southern California Edison
Company
1,500,000 4.000%,  4/1/2047 1,172,213
Southern Company
308,000 4.475%,  8/1/2024 304,141
843,000 3.250%,  7/1/2026 792,673
1,231,000 5.113%,  8/1/2027 1,226,431
Principal
Amount Long-Term Fixed Income (21.1%) Value
Utilities (0.4%) - continued
Southern Company Gas Capital
Corporation
$ 620,000 4.400%,  5/30/2047 $ 491,066
Southwestern Electric Power
Company
620,000 3.900%,  4/1/2045 471,265
TerraForm Power Operating, LLC
750,000 5.000%,  1/31/2028
h
674,993
Virginia Electric and Power
Company
850,000 4.600%,  12/1/2048 736,205
Vistra Operations Company, LLC
875,000 5.125%,  5/13/2025
h
855,505
550,000 5.000%,  7/31/2027
h
510,451
Xcel Energy, Inc.
693,000 4.600%,  6/1/2032 661,839
Total 36,609,842
Total Long-Term Fixed Income
(cost $2,089,311,871) 1,892,554,036
Shares
Collateral Held for Securities
Loaned ( 0.2% ) Value
16,489,649 Thrivent Cash Management Trust 16,489,649
Total Collateral Held for
Securities Loaned
(cost $16,489,649) 16,489,649
Shares or
Principal
Amount Short-Term Investments ( 12.2% ) Value
Federal Home Loan Bank Discount
Notes
300,000 3.915%, 1/13/2023
n
299,644
900,000 4.040%, 1/27/2023
n,o
897,386
20,700,000 4.170%, 2/8/2023
n,o
20,608,691
3,700,000 4.171%, 2/10/2023
n,o
3,682,431
48,000,000 4.262%, 2/15/2023
n,o
47,747,207
5,100,000 4.260%, 2/17/2023
n,o
5,071,895
Thrivent Core Short-Term Reserve
Fund
100,182,472 4.710% 1,001,824,722
U.S. Treasury Bills
9,500,000 4.162%, 2/23/2023
n,p
9,442,827
300,000 4.090%, 3/14/2023
n,q
297,563
400,000 4.198%, 3/23/2023
n,q
396,277
Total Short-Term Investments
(cost $1,090,141,658) 1,090,268,643
Total Investments (cost
$8,574,917,293) 101.4% $9,075,248,392
Other Assets and Liabilities, Net
(1.4%) (121,137,003)
Total Net Assets 100.0% $8,954,111,389
a The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b All or a portion of the loan is unfunded.
c Denotes investments purchased on a when-issued or
delayed-delivery basis.

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

d Denotes variable rate securities. The rate shown is as of
December 31, 2022. The rates of certain variable rate
securities are based on a published reference rate and
spread; these may vary by security and the reference rate
and spread are indicated in their description.  The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions.  These
securities do not indicate a reference rate and spread in
their description.
e Security is valued using significant unobservable inputs.
Further information on valuation can be found in the Notes
to Financial Statements.
f Non-income producing security.
g All or a portion of the security is on loan.
h Denotes securities sold under Rule 144A of the Securities
Act of 1933, which exempts them from registration. These
securities may be resold to other dealers in the program or
to other qualified institutional buyers. As of December 31,
2022, the value of these investments was $342,739,143 or
3.8% of total net assets.
i Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of
December 31, 2022.
j Denotes interest only security.  Interest only securities
represent the right to receive monthly interest payments on
an underlying pool of mortgages or assets.  The principal
shown is the outstanding par amount of the pool as of the
end of the period. The actual effective yield of the security is different than the stated coupon rate.
k All or a portion of the security is insured or guaranteed.
l Denotes perpetual securities. Perpetual securities pay an
indefinite stream of income and have no contractual maturity date. Date shown, if applicable, is next call date.
m All or a portion of the security was earmarked to cover
written options.
n The interest rate shown reflects the yield.
o All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for
open futures contracts.
p All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and
the fund for open swap contracts.
q At December 31, 2022, $614,585 of investments were
segregated to cover exposure to a counterparty for margin
on open mortgage-backed security transactions.
* Denotes restricted securities. Restricted securities are
investment securities which cannot be offered for public
sale without first being registered under the Securities
Act of 1933. The value of all restricted securities held in
Moderate Allocation Portfolio as of December 31, 2022
was $1,284,915 or 0.01% of total net assets. The following
table indicates the acquisition date and cost of restricted
securities shown in the schedule as of December 31, 2022.
Security
Acquisition
Date Cost
Credit Acceptance Corporation,
12/31/2024 5/29/2020 $ 597,881
Massachusetts Mutual Life
Insurance Company,
12/1/2061 11/18/2021 1,140,996
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderate Allocation
Portfolio as of December 31, 2022:
Securities Lending Transactions
Long-Term Fixed Income $ 10,423,126
Common Stock 5,695,117
Total lending $16,118,243
Gross amount payable upon return of
collateral for securities loaned $16,489,649
Net amounts due to counterparty $371,406
Definitions:
ADR - American Depositary Receipt, which are certificates
for an underlying foreign security's shares held by an
issuing U.S. depository bank.
CLO - Collateralized Loan Obligation
ETF - Exchange Traded Fund
FNMA - Federal National Mortgage Association
REMIC - Real Estate Mortgage Investment Conduit
REIT - Real Estate Investment Trust is a company that buys,
develops, manages and/or sells real estate assets.
Ser. - Series
SPDR - S&P Depository Receipts, which are exchange-traded
funds traded in the U.S., Europe, and Asia-Pacific and
managed by State Street Global Advisors.
Reference Rate Index:
LIBOR 1M - ICE Libor USD Rate 1 Month
LIBOR 2M - ICE Libor USD Rate 2 Month
LIBOR 3M - ICE Libor USD Rate 3 Month
LIBOR 6M - ICE Libor USD Rate 6 Month
PRIME - Federal Reserve Prime Loan Rate
SOFR30A - Secured Overnight Financing Rate 30 Year
Average
SOFRRATE - Secured Overnight Financing Rate
TSFR1M - CME Term SOFR 1 Month
TSFR3M - CME Term SOFR 3 Month
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 978,952,036
Gross unrealized depreciation (511,180,476)
Net unrealized appreciation (depreciation) $ 467,771,560
Cost for federal income tax purposes $ 8,596,014,086

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Moderate Allocation Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Bank Loans
Basic Materials 4,998,465 – 4,581,882 416,583
Capital Goods 11,240,331 – 10,850,409 389,922
Communications Services 19,719,541 – 19,719,541 –
Consumer Cyclical 22,949,051 – 22,949,051 –
Consumer Non-Cyclical 16,471,526 – 16,471,526 –
Energy 2,341,544 – 2,341,544 –
Financials 8,725,480 – 8,725,480 –
Technology 25,299,408 – 25,299,408 –
Transportation 7,895,656 – 7,895,656 –
Utilities 956,678 – 956,678 –
Registered Investment Companies
Unaffiliated 90,148,591 90,148,591 – –
Affiliated 2,982,449,541 2,982,449,541 – –
Common Stock
Communications Services 125,718,769 125,661,879 – 56,890
Consumer Discretionary 257,962,274 257,962,274 – –
Consumer Staples 121,960,262 121,960,262 – –
Energy 100,863,654 100,863,654 – –
Financials 295,679,241 292,194,535 3,484,706 –
Health Care 362,805,270 362,805,270 – –
Industrials 283,151,709 281,299,666 1,852,043 –
Information Technology 505,192,261 500,842,265 4,349,996 –
Materials 72,147,584 71,648,675 498,909 –
Real Estate 84,159,464 84,159,464 – –
Utilities 53,825,891 53,825,891 – –
Long-Term Fixed Income
Asset-Backed Securities 103,265,258 – 103,265,258 –
Basic Materials 16,498,192 – 16,498,192 –
Capital Goods 35,558,874 – 35,558,874 –
Collateralized Mortgage Obligations 105,674,622 – 105,674,622 –
Commercial Mortgage-Backed Securities 82,799,957 – 82,799,957 –
Communications Services 57,304,972 – 57,304,972 –
Consumer Cyclical 57,220,347 – 57,220,347 –
Consumer Non-Cyclical 59,089,349 – 59,089,349 –
Energy 48,055,381 – 48,055,381 –
Financials 155,428,838 – 155,428,838 –
Foreign Government 832,990 – 832,990 –
Mortgage-Backed Securities 418,115,070 – 418,115,070 –
Technology 35,844,569 – 35,844,569 –
Transportation 14,938,610 – 14,938,610 –
U.S. Government & Agencies 665,317,165 – 665,317,165 –
Utilities 36,609,842 – 36,609,842 –
Short-Term Investments 88,443,921 – 88,443,921 –
Subtotal Investments in Securities $7,437,660,148 $5,325,821,967 $2,110,974,786 $863,395
Other Investments  * Total
Affiliated Short-Term Investments 1,001,824,722
Affiliated Registered Investment Companies 619,273,873
Collateral Held for Securities Loaned 16,489,649
Subtotal Other Investments $1,637,588,244
Total Investments at Value $9,075,248,392
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Reference Description:
CBOT
-
Chicago Board of Trade
CME
-
Chicago Mercantile Exchange
EAFE
-
Europe, Australasia and Far East
ICE
-
Intercontinental Exchange
MSCI
-
Morgan Stanley Capital International
S&P
-
Standard & Poor's
Other Financial Instruments Total Level 1 Level 2 Level 3
Asset Derivatives
Futures Contracts 21,561,836 21,561,836 – –
Credit Default Swaps 4,784,445 – 4,784,445 –
Total Asset Derivatives $26,346,281 $21,561,836 $4,784,445 $–
Liability Derivatives
Futures Contracts 37,091,184 37,091,184 – –
Call Options Written 24,437 – – 24,437
Credit Default Swaps 806,609 – 806,609 –
Total Liability Derivatives $37,922,230 $37,091,184 $806,609 $24,437
The following table presents Moderate Allocation Portfolio's futures contracts held as of December 31, 2022. Investments and/or cash totaling
$65,960,984 were pledged as the initial margin deposit for these contracts.
Futures Contracts Description
Number of
Contracts
Long/(Short)
Expiration
Date Notional Amount
Value and
Unrealized
CBOT 10-Yr. U.S. Treasury Note 651 March 2023 $ 73,280,284 ( $ 175,015)
CBOT 2-Yr. U.S. Treasury Note 547 March 2023 112,076,580 101,157
CBOT 5-Yr. U.S. Treasury Note 519 March 2023 56,041,454 (25,945)
CBOT U.S. Long Bond 308 March 2023 38,582,667 23,208
CME E-mini S&P 500 Index 6,131 March 2023 1,220,303,708 (36,714,158)
CME Ultra Long Term U.S. Treasury Bond 590 March 2023 78,785,396 458,979
Ultra 10-Yr. U.S. Treasury Note 396 March 2023 46,908,517 (69,142)
Total Futures Long Contracts $ 1,625,978,606 ( $ 36,400,916)
CBOT 2-Yr. U.S. Treasury Note (426) March 2023 ( $ 87,258,803) ( $ 104,481)
CBOT 5-Yr. U.S. Treasury Note (160) March 2023 (17,266,307) (2,443)
CME E-mini Russell 2000 Index (2,320) March 2023 (212,730,797) 7,306,397
CME E-mini S&P Mid-Cap 400 Index (1,170) March 2023 (294,181,029) 8,396,829
ICE mini MSCI EAFE Index (1,002) March 2023 (99,800,998) 2,136,058
ICE US mini MSCI Emerging Markets Index (2,467) March 2023 (121,481,198) 3,139,208
Total Futures Short Contracts ( $ 832,719,132) $20,871,568
Total Futures Contracts $ 793,259,474 ($15,529,348)

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Counterparty:
MSC
-
Morgan Stanley & Company
The following table presents Moderate Allocation Portfolio's options contracts held as of December 31, 2022.
Option _ Description
(Underlying Security
Description)
Counter-
party
Number of
Contracts
Exercise
Price
Expiration
Date Notional Amount Value
Unrealized
Appreciation/
(Depreciation)
FNMA Conventional 30-Yr. Pass
Through Call Option
(*)
MSC (17.25) $ 98.94 February 2023 ( $ 16,598,243) ( $ 24,437) $ 88,766
(Federal National Mortgage Association
Conventional 30-Yr. Pass Through)
Total Options Written Contracts ($24,437) $88,766
(*)  Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the
Notes to Financial Statements.
The following table presents Moderate Allocation Portfolio's swaps contracts held as of December 31, 2022. Investments totaling $9,442,827 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.
Credit Default Swaps
Buy/Sell
Protection
1
Termination
Date
Notional
Principal
Amount
2
Upfront
Payments/
(Receipts) Value
3
Unrealized
Gain/(Loss)
CDX HY 39, 5 Year, at 5.00%, Quarterly Buy 12/20/2027 $ 15,300,000 $ – ( $ 806,609) ( $ 806,609)
CDX HY 39, 5 Year, at 5.00%, Quarterly Sell 12/20/2027 (98,090,000) – 4,784,445 4,784,445
Total Credit Default Swaps $– $3,977,836 $3,977,836
1 As the buyer of protection, Moderate Allocation Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderate Allocation Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2 The maximum potential amount of future payments Moderate Allocation Portfolio could be required to make as the seller or receive as the buyer of protection.
3 The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity's credit worthiness.
The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity's credit worthiness.
When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity's credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity's credit worthiness.

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2022, for Moderate Allocation
Portfolio's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.
Derivatives by risk category Statement of Assets and Liabilities Location Fair Value
Asset Derivatives
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) $ 20,978,492
Total Equity Contracts 20,978,492
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 583,344
Options Written Net Assets - Distributable earnings/(accumulated loss) 88,766
Total Interest Rate Contracts 672,110
Credit Contracts
Credit Default Swaps Net Assets - Distributable earnings/(accumulated loss) 4,784,445
Total Credit Contracts 4,784,445
Total Asset Derivatives $26,435,047
Liability Derivatives
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 36,714,158
Total Equity Contracts 36,714,158
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 377,026
Total Interest Rate Contracts 377,026
Credit Contracts
Credit Default Swaps Net Assets - Distributable earnings/(accumulated loss) 806,609
Total Credit Contracts 806,609
Total Liability Derivatives $37,897,793
* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.  Only current day's variation margin is reported within the Statement of Assets and Liabilities.
The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2022, for
Moderate Allocation Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Equity Contracts
Futures Net realized gains/(losses) on Futures contracts (104,467,499)
Total Equity Contracts
(104,467,499)
Interest Rate Contracts
Options Written Net realized gains/(losses) on Written option contracts 415,898
Futures Net realized gains/(losses) on Futures contracts (61,156,822)
Total Interest Rate Contracts
(60,740,924)
Credit Contracts
Credit Default Swaps Net realized gains/(losses) on Swap agreements (6,821,522)
Total Credit Contracts
(6,821,522)
Total ($172,029,945)

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2022, for Moderate Allocation Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized
appreciation/(depreciation)
recognized in Income
Equity Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (27,452,259)
Total Equity Contracts (27,452,259)
Interest Rate Contracts
Options Written Change in net unrealized appreciation/(depreciation) on Written option contracts (67,865)
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (2,913,304)
Total Interest Rate Contracts (2,981,169)
Credit Contracts
Credit Default Swaps Change in net unrealized appreciation/(depreciation) on Swap agreements 4,053,499
Total Credit Contracts 4,053,499
Total ($26,379,929)
The following table presents Moderate Allocation Portfolio's average volume of derivative activity during the period ended December 31, 2022.
Derivative Risk Category Average Notional Value
Equity Contracts
Futures - Long $1,253,995,125
Futures - Short (767,131,443)
Interest Rate Contracts
Futures - Long 381,757,958
Futures - Short (121,257,103)
Options Written (9,486,057)
Credit Contracts
Credit Default Swaps - Buy Protection 28,468
Credit Default Swaps - Sell Protection 1,721,695

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Moderate Allocation Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Registered Investment Companies
Core Emerging Markets Debt $226,029 $9,741 $30,255 $161,579 21,317 1.8%
Core Emerging Markets Equity 60,291 1,731 – 47,642 5,867 0.5
Core Low Volatility Equity 291,498 26,374 – 267,144 24,089 3.0
Core Small Cap Value – 145,275 – 142,908 15,635 1.6
Global Stock 526,874 60,836 – 426,947 37,480 4.8
High Yield 150,776 6,091 32,500 105,010 26,545 1.1
Income 515,935 25,899 96,000 347,483 41,131 3.9
International Allocation 463,985 43,550 – 378,863 45,965 4.2
International Index 66,527 1,680 – 56,839 4,933 0.6
Large Cap Value 940,263 79,310 – 896,302 42,925 10.0
Limited Maturity Bond 272,430 5,048 67,465 195,177 20,919 2.2
Mid Cap Stock 577,438 80,205 57,000 425,581 23,403 4.8
Small Cap Stock 167,802 27,520 – 150,248 8,229 1.7
Total Affiliated Registered Investment
Companies 4,259,848 3,601,723 40.2
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% 1,541,687 2,828,942 3,368,804 1,001,825 100,182 11.2
Total Affiliated Short-Term Investments 1,541,687 1,001,825 11.2
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment 38,431 1,736,364 1,758,305 16,490 16,490 0.2
Total Collateral Held for Securities Loaned 38,431 16,490 0.2
Total Value $5,839,966 $4,620,038
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Registered Investment Companies
Core Emerging Markets Debt ($4,386) ($39,550) $ – $9,741
Core Emerging Markets Equity – (14,380) – 1,732
Core Low Volatility Equity – (50,728) 21,052 5,322
Core Small Cap Value Fund – (2,367) – 1,736
Global Stock – (160,763) 55,846 4,989
High Yield (3,077) (16,280) – 6,089
Income (945) (97,406) 12,495 13,405
International Allocation – (128,672) 32,848 10,702
International Index – (11,368) 175 1,504
Large Cap Value – (123,271) 67,860 11,451
Limited Maturity Bond (712) (14,124) 697 4,352
Mid Cap Stock 16,156 (191,218) 78,803 1,402
Small Cap Stock – (45,074) 27,013 507
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% – – – 21,718
Total Income/Non Income Cash from Affiliated
Investments $94,650
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 268
Total Affiliated Income from Securities Loaned, Net $268
Total Value $7,036 ($895,201) $ 296,789

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans ( 0.7% )
a
Value
Basic Materials (<0.1%)
Asplundh Tree Expert, LLC, Term
Loan
$ 268,000
0.000%,  (LIBOR 1M +
1.750%), 9/4/2027
b,c,d
$ 267,552
Grinding Media, Inc., Term Loan
153,611
8.070%,  (LIBOR 3M +
4.000%), 10/12/2028
d,e
142,090
Hyperion Materials &
Technologies, Inc., Term Loan
136,056
9.147%,  (LIBOR 3M +
4.500%), 8/30/2028
d
131,210
INEOS US Petrochem, LLC, Term
Loan
408,164
7.134%,  (LIBOR 1M +
2.750%), 1/29/2026
d
400,306
Lummus Technology Holdings V,
LLC, Term Loan
140,424
7.884%,  (LIBOR 1M +
3.500%), 6/30/2027
d
134,230
Nouryon USA, LLC, Term Loan
549,856
7.165%,  (LIBOR 3M +
2.750%), 10/1/2025
d
541,334
Spectrum Group Buyer, Inc., Term
Loan
139,920
9.440%,  (TSFR1M +
6.500%), 5/19/2028
d
131,816
Total 1,748,538
Capital Goods (0.1%)
Advanced Drainage Systems, Inc.,
Term Loan
419
6.474%,  (LIBOR 1M +
2.250%), 9/24/2026
d
420
Ali Group North America
Corporation, Term Loan
224,000
0.000%,  (TSFR1M +
2.000%), 7/22/2029
b,c,d
221,800
Berry Global, Inc., Term Loan
268,000
0.000%,  (LIBOR 1M +
1.750%), 7/1/2026
b,c,d
265,564
Brookfield WEC Holdings, Inc.,
Term Loan
334,000
0.000%,  (LIBOR 1M +
2.750%), 8/1/2025
b,c,d
328,816
BW Holding, Inc., Term Loan
144,647
8.549%,  (LIBOR 1M +
4.000%), 12/14/2028
b,c,d
126,808
Charter Next Generation, Inc.,
Term Loan
158,000
0.000%,  (LIBOR 1M +
3.750%), 12/1/2027
b,c,d
153,211
Clydesdale Acquisition Holdings,
Inc., Term Loan
386,030
8.598%,  (TSFR1M +
3.925%), 4/13/2029
b,c,d
366,891
Cornerstone Building Brands, Inc.,
Term Loan
245,376
7.568%,  (LIBOR 1M +
3.250%), 4/12/2028
d
219,349
Foley Products Company, LLC,
Term Loan
140,434
8.453%,  (SOFRRATE +
4.750%), 2/16/2029
d
135,402
Principal
Amount Bank Loans (0.7%)
a
Value
Capital Goods (0.1%) - continued
Ingersoll-Rand Services Company,
Term Loan
$ 223,426
6.173%,  (LIBOR 1M +
1.750%), 2/28/2027
d
$ 221,332
Mauser Packaging Solutions
Holding Company, Term Loan
263,303
7.370%,  (LIBOR 1M +
3.250%), 4/3/2024
d
256,758
Quikrete Holdings, Inc., Term Loan
76,000
0.000%,  (LIBOR 1M +
2.625%), 1/31/2027
b,c,d
75,050
367,225
7.384%,  (LIBOR 1M +
3.000%), 3/18/2029
d
363,898
Smyrna Ready Mix Concrete, LLC,
Term Loan
136,058
8.673%,  (TSFR1M +
4.250%), 4/1/2029
d,e
132,997
TK Elevator US Newco, Inc., Term
Loan
229,000
0.000%,  (LIBOR 6M +
3.500%), 7/31/2027
b,c,d
219,984
TransDigm, Inc., Term Loan
530,632
6.980%,  (LIBOR 3M +
2.250%), 12/9/2025
b,c,d
523,511
Vertiv Group Corporation, Term
Loan
223,430
7.119%,  (LIBOR 1M +
2.750%), 3/2/2027
b,c,d
215,145
Total 3,826,936
Communications Services (0.1%)
Altice France SA, Term Loan
466,000
8.650%,  (LIBOR 2M +
4.000%), 8/14/2026
d
432,411
CCI Buyer, Inc., Term Loan
180,000
8.580%,  (LIBOR 3M +
4.000%), 12/17/2027
b,c,d
171,540
Cengage Learning, Inc., Term
Loan
149,222
7.814%,  (LIBOR 3M +
4.750%), 7/14/2026
d
133,881
Charter Communications
Operating, LLC, Term Loan
563,000
6.140%,  (LIBOR 1M +
1.750%), 2/1/2027
b,c,d
549,026
Clear Channel Outdoor Holdings,
Inc., Term Loan
416,923
7.915%,  (LIBOR 3M +
3.500%), 8/21/2026
d
378,953
CMG Media Corporation, Term
Loan
425,713
8.230%,  (LIBOR 3M +
3.500%), 12/17/2026
d
397,663
Connect Finco SARL, Term Loan
137,000
0.000%,  (LIBOR 1M +
3.500%), 12/12/2026
b,c,d
135,230
Crown Subsea Communications
Holding, Inc., Term Loan
136,400
8.870%,  (LIBOR 1M +
4.750%), 4/27/2027
d
132,762
CSC Holdings, LLC, Term Loan
449,000
6.818%,  (LIBOR 1M +
2.500%), 4/15/2027
d
399,610

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (0.7%)
a
Value
Communications Services (0.1%) - continued
DIRECTV Financing, LLC, Term
Loan
$ 544,983
9.384%,  (LIBOR 1M +
5.000%), 8/2/2027
d
$ 529,430
iHeartCommunications, Inc., Term
Loan
228,800
7.384%,  (LIBOR 1M +
3.000%), 5/1/2026
d
209,281
Level 3 Financing, Inc., Term Loan
233,000
0.000%,  (LIBOR 1M +
1.750%), 3/1/2027
b,c,d
222,806
Lumen Technologies, Inc., Term
Loan
466,000
0.000%,  (LIBOR 1M +
2.250%), 3/15/2027
b,c,d
441,950
NEP Group, Inc., Term Loan
149,211
7.634%,  (LIBOR 1M +
3.250%), 10/20/2025
d
127,762
Nexstar Media, Inc., Term Loan
291,683
6.884%,  (LIBOR 1M +
2.500%), 9/18/2026
d
288,985
Playtika Holding Corporation, Term
Loan
180,000
0.000%,  (LIBOR 1M +
2.750%), 3/11/2028
b,c,d
171,470
Radiate Holdco, LLC, Term Loan
150,000
0.000%,  (LIBOR 1M +
3.250%), 9/25/2026
b,c,d
121,297
RLG Holdings, LLC, Term Loan
144,834
8.384%,  (LIBOR 1M +
4.000%), 7/8/2028
d
136,024
SBA Senior Finance II, LLC, Term
Loan
444,000
0.000%,  (LIBOR 1M +
1.750%), 4/11/2025
b,c,d
442,029
Univision Communications, Inc.,
Term Loan
267,726
7.634%,  (LIBOR 1M +
3.250%), 1/31/2029
d
259,137
UPC Financing Partnership, Term
Loan
136,000
0.000%,  (LIBOR 1M +
3.000%), 1/31/2029
b,c,d
132,600
Virgin Media Bristol, LLC, Term
Loan
339,000
0.000%,  (LIBOR 1M +
2.500%), 1/31/2028
b,c,d
332,827
Zayo Group Holdings, Inc., Term
Loan
440,000
7.384%,  (LIBOR 1M +
3.000%), 3/9/2027
d
355,172
Ziggo Financing Partnership, Term
Loan
229,000
0.000%,  (LIBOR 1M +
2.500%), 4/30/2028
b,c,d
222,918
Total 6,724,764
Consumer Cyclical (0.1%)
1011778 B.C., LLC, Term Loan
557,563
6.165%,  (LIBOR 3M +
1.750%), 11/19/2026
d
547,109
Principal
Amount Bank Loans (0.7%)
a
Value
Consumer Cyclical (0.1%) - continued
AlixPartners, LLP, Term Loan
$ 158,000
0.000%,  (LIBOR 1M +
2.750%), 2/4/2028
b,c,d
$ 156,477
Allied Universal Holdco, LLC, Term
Loan
559,000
8.173%,  (LIBOR 1M +
3.750%), 5/14/2028
b,c,d
530,005
Alterra Mountain Company, Term
Loan
176,000
0.000%,  (LIBOR 1M +
3.500%), 8/17/2028
b,c,d
173,471
Amentum Government Services
Holdings, LLC, Term  Loan
224,000
0.000%,  (TSFR1M +
4.000%), 2/15/2029
b,c,d
217,771
Arches Buyer, Inc., Term Loan
97,000
7.634%,  (LIBOR 1M +
3.250%), 12/6/2027
d
89,523
Caesars Resort Collection, LLC,
Term Loan
422,000
0.000%,  (LIBOR 3M +
2.750%), 12/22/2024
b,c,d
420,662
154,625
7.884%,  (LIBOR 1M +
3.500%), 7/20/2025
d
154,098
Carnival Corporation, Term Loan
299,622
7.384%,  (LIBOR 1M +
3.000%), 6/30/2025
d
286,460
143,637
7.634%,  (LIBOR 1M +
3.250%), 10/18/2028
d
134,085
Clarios Global, LP, Term Loan
361,000
7.634%,  (LIBOR 1M +
3.250%), 4/30/2026
d
353,029
Crocs, Inc., Term Loan
229,000
0.000%,  (TSFR1M +
3.600%), 2/19/2029
b,c,d
224,134
Cushman & Wakefield US
Borrower, LLC, Term Loan
223,426
7.134%,  (LIBOR 1M +
2.750%), 8/21/2025
d
217,920
Delta 2 Lux Sarl, Term Loan
330,000
7.573%,  (TSFR1M +
3.250%), 1/15/2030
b,c,d
329,587
Fertitta Entertainment, LLC/NV,
Term Loan
136,000
0.000%,  (TSFR1M +
4.100%), 1/27/2029
b,c,d
129,048
Go Daddy Operating Company,
LLC, Term Loan
220,000
0.000%,  (TSFR1M +
3.250%), 11/10/2029
b,c,d
219,419
Great Outdoors Group, LLC, Term
Loan
311,212
8.134%,  (LIBOR 1M +
3.750%), 3/5/2028
d
298,375
Harbor Freight Tools USA, Inc.,
Term Loan
277,000
0.000%,  (LIBOR 1M +
2.750%), 10/19/2027
b,c,d
263,338
Hilton Worldwide Finance, LLC,
Term Loan
334,000
6.173%,  (LIBOR 1M +
1.750%), 6/21/2026
d
332,671

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (0.7%)
a
Value
Consumer Cyclical (0.1%) - continued
IRB Holding Corporation, Term
Loan
$ 321,000
0.000%,  (TSFR1M +
3.100%), 12/15/2027
b,c,d
$ 311,129
PetSmart, LLC, Term Loan
440,000
8.130%,  (LIBOR 1M +
3.750%), 2/12/2028
d
429,686
Pilot Travel Centers, LLC, Term
Loan
378,000
0.000%,  (TSFR1M +
2.000%), 8/6/2028
b,c,d
373,180
Prime Security Services Borrower,
LLC, Term Loan
447,861
6.505%,  (LIBOR 3M +
2.750%), 9/23/2026
b,c,d
443,427
Scientific Games Holdings, LP,
Term Loan
229,000
0.000%,  (TSFR1M +
3.500%), 4/4/2029
b,c,d
218,015
Scientific Games International,
Inc., Term Loan
338,150
7.334%,  (TSFR1M +
3.100%), 4/14/2029
b,c,d
332,716
Staples, Inc., Term Loan
96,256
8.940%,  (LIBOR 3M +
4.500%), 9/12/2024
d
94,973
220,001
7.782%,  (LIBOR 3M +
5.000%), 4/12/2026
d
203,012
Stars Group Holdings BV, Term
Loan
132,000
6.980%,  (LIBOR 1M +
2.250%), 7/21/2026
b,c,d
129,965
UFC Holdings, LLC, Term Loan
224,000
0.000%,  (LIBOR 1M +
2.750%), 4/29/2026
b,c,d
220,765
Total 7,834,050
Consumer Non-Cyclical (0.1%)
AI Aqua Merger Sub, Inc., Term
Loan
374,991
7.967%,  (TSFR1M +
3.750%), 7/30/2028
d
352,649
Alltech, Inc., Term Loan
136,056
8.384%,  (LIBOR 1M +
4.000%), 10/15/2028
d
127,043
Bausch + Lomb Corporation, Term
Loan
351,118
7.842%,  (TSFR1M +
3.350%), 5/10/2027
b,c,d
333,344
Chobani, LLC, Term Loan
140,441
7.884%,  (LIBOR 1M +
3.500%), 10/23/2027
d
137,397
DaVita, Inc., Term Loan
114,000
0.000%,  (LIBOR 1M +
1.750%), 8/12/2026
b,c,d
110,908
Elanco Animal Health, Inc., Term
Loan
180,000
0.000%,  (LIBOR 1M +
1.750%), 8/1/2027
b,c,d
172,546
Froneri U.S., Inc., Term Loan
343,000
0.000%,  (LIBOR 1M +
2.250%), 1/31/2027
b,c,d
333,235
Principal
Amount Bank Loans (0.7%)
a
Value
Consumer Non-Cyclical (0.1%) - continued
Gainwell Acquisition Corporation,
Term Loan
$ 601,266
8.730%,  (LIBOR 3M +
4.000%), 10/1/2027
d
$ 562,936
Global Medical Response, Inc.,
Term Loan
166,774
8.422%,  (LIBOR 1M +
4.250%), 10/2/2025
d
116,222
ICON Luxembourg SARL, Term
Loan
436,170
7.000%,  (LIBOR 3M +
2.250%), 7/1/2028
b,c,d
434,482
Jazz Financing Lux SARL, Term
Loan
444,000
0.000%,  (LIBOR 1M +
3.500%), 5/5/2028
b,c,d
439,489
LifePoint Health, Inc., Term Loan
194,000
0.000%,  (LIBOR 1M +
3.750%), 11/16/2025
b,c,d
182,457
Medline Borrower, LP, Term Loan
811,955
7.634%,  (LIBOR 1M +
3.250%), 10/21/2028
b,c,d
770,529
Naked Juice, LLC, Term Loan
162,592
7.830%,  (LIBOR 3M +
3.250%), 1/24/2029
d
145,022
Organon & Company, Term Loan
444,000
7.750%,  (LIBOR 3M +
3.000%), 6/2/2028
d
439,005
Phoenix Newco, Inc., Term Loan
185,000
0.000%,  (LIBOR 1M +
3.250%), 11/15/2028
b,c,d
177,857
PRA Health Sciences, Inc., Term
Loan
108,672
7.000%,  (LIBOR 3M +
2.250%), 7/1/2028
b,c,d
108,251
Reynolds Consumer Products,
LLC, Term Loan
268,000
0.000%,  (LIBOR 1M +
1.750%), 2/4/2027
b,c,d
265,529
Select Medical Corporation, Term
Loan
224,000
6.890%,  (LIBOR 1M +
2.500%), 3/6/2025
d
219,072
WP CityMD Bidco, LLC, Term Loan
219,447
7.634%,  (LIBOR 1M +
3.250%), 12/23/2028
d
218,916
Total 5,646,889
Energy (<0.1%)
Buckeye Partners, LP, Term Loan
224,000
0.000%,  (LIBOR 1M +
2.250%), 11/1/2026
b,c,d
222,524
CQP Holdco, LP, Term Loan
447,863
8.480%,  (LIBOR 3M +
3.750%), 6/4/2028
d
445,189
GIP II Blue Holding, LP, Term Loan
132,000
9.230%,  (LIBOR 3M +
4.500%), 9/29/2028
d
130,652
Total 798,365

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (0.7%)
a
Value
Financials (0.1%)
Acrisure, LLC, Term Loan
$ 211,000
0.000%,  (LIBOR 1M +
3.500%), 2/15/2027
b,c,d
$ 197,549
Alliant Holdings Intermediate, LLC,
Term Loan
88,000
0.000%,  (LIBOR 1M +
3.250%), 5/10/2025
b,c,d
86,746
AmWINS Group, Inc., Term Loan
338,138
6.634%,  (LIBOR 1M +
2.250%), 2/19/2028
d
331,693
Asurion, LLC, Term Loan
217,819
7.634%,  (LIBOR 1M +
3.250%), 12/23/2026
d
193,724
221,063
7.634%,  (LIBOR 1M +
3.250%), 7/31/2027
d
193,016
Deerfield Dakota Holding, LLC,
Term Loan
91,765
8.073%,  (LIBOR 1M +
3.750%), 4/9/2027
d
85,542
Edelman Financial Engines Center,
LLC, Term Loan
91,767
7.884%,  (LIBOR 1M +
3.500%), 4/7/2028
d
85,412
First Eagle Holdings, Inc., Term
Loan
91,757
7.230%,  (LIBOR 3M +
2.500%), 2/2/2027
b,c,d
89,326
FleetCor Technologies Operating
Company, LLC, Term  Loan
180,000
0.000%,  (LIBOR 1M +
1.750%), 4/30/2028
b,c,d
177,919
Howden Group Holdings, Ltd.,
Term Loan
91,766
0.000%,  (LIBOR 1M +
3.250%), 11/12/2027
b,c,d
89,226
HUB International, Ltd., Term Loan
383,000
0.000%,  (LIBOR 3M +
3.000%), 4/25/2025
b,c,d
378,374
Hudson River Trading, LLC, Term
Loan
97,000
0.000%,  (TSFR1M +
3.100%), 3/18/2028
b,c,d
91,561
Jane Street Group, LLC, Term
Loan
179,542
7.134%,  (LIBOR 1M +
2.750%), 1/26/2028
d
173,987
Trans Union, LLC, Term Loan
334,000
0.000%,  (LIBOR 1M +
2.250%), 12/1/2028
b,c,d
330,289
USI, Inc./NY, Term Loan
334,000
0.000%,  (TSFR1M +
3.750%), 11/22/2029
b,c,d
330,423
VFH Parent, LLC, Term Loan
136,000
7.321%,  (TSFR1M +
3.100%), 1/13/2029
b,c,d
132,124
Total 2,966,911
Technology (0.1%)
AthenaHealth Group, Inc., Delayed
Draw
70,676
7.823%,  (LIBOR 1M +
3.500%), 2/15/2029
b,c,d
63,634
Principal
Amount Bank Loans (0.7%)
a
Value
Technology (0.1%) - continued
AthenaHealth Group, Inc., Term
Loan
$ 414,902
7.821%,  (PRIME + 3.500%),
2/15/2029
d
$ 373,561
Boxer Parent Company, Inc., Term
Loan
341,999
8.134%,  (LIBOR 1M +
3.750%), 10/2/2025
b,c,d
326,882
Central Parent, Inc., Term Loan
400,000
0.000%,  (TSFR3M +
4.500%), 7/6/2029
b,c,d
395,908
Coherent Corporation, Term Loan
219,440
7.134%,  (LIBOR 1M +
2.750%), 7/1/2029
b,c,d
216,642
CommScope, Inc., Term Loan
408,146
7.634%,  (LIBOR 1M +
3.250%), 4/4/2026
d
383,759
Cornerstone OnDemand, Inc.,
Term Loan
245,382
8.134%,  (LIBOR 1M +
3.750%), 10/15/2028
d
218,390
Dcert Buyer, Inc., Term Loan
273,000
0.000%,  (LIBOR 3M +
4.000%), 10/16/2026
b,c,d
263,347
Dun & Bradstreet Corporation,
Term Loan
268,000
0.000%,  (LIBOR 1M +
3.250%), 2/8/2026
b,c,d
265,081
Entegris, Inc., Term Loan
220,000
0.000%,  (TSFR1M +
3.000%), 7/6/2029
b,c,d
219,175
Gen Digital, Inc., Term Loan
290,000
0.000%,  (TSFR1M +
2.100%), 9/12/2029
b,c,d
284,623
Genesys Cloud Services Holdings
II, LLC, Term Loan
224,000
0.000%,  (LIBOR 1M +
4.000%), 12/1/2027
b,c,d
214,621
Hyland Software, Inc., Term Loan
223,417
7.884%,  (LIBOR 1M +
3.500%), 7/1/2024
d
220,121
Informatica, LLC, Term Loan
223,437
7.188%,  (LIBOR 1M +
2.750%), 10/29/2028
d
218,745
Ingram Micro, Inc., Term Loan
224,000
0.000%,  (LIBOR 1M +
3.500%), 7/2/2028
b,c,d
220,080
Magenta Buyer, LLC, Term Loan
242,000
9.170%,  (LIBOR 1M +
4.750%), 7/27/2028
b,c,d
206,003
McAfee Corporation, Term Loan
462,000
0.000%,  (TSFR1M +
3.850%), 3/1/2029
b,c,d
428,916
Mitchell International, Inc., Term
Loan
281,291
8.415%,  (LIBOR 3M +
3.750%), 10/15/2028
b,c,d
258,563
MKS Instruments, Inc., Term Loan
403,987
7.171%,  (TSFR1M +
2.750%), 8/17/2029
d
398,433

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (0.7%)
a
Value
Technology (0.1%) - continued
Open Text Corporation, Term Loan
$ 347,000
0.000%,  (TSFR1M +
3.600%), 11/16/2029
b,c,d
$ 338,585
Peraton Corporation, Term Loan
697,788
8.134%,  (LIBOR 1M +
3.750%), 2/1/2028
d
680,197
Polaris Newco, LLC, Term Loan
405,000
0.000%,  (LIBOR 1M +
4.000%), 6/4/2028
b,c,d
368,696
Proofpoint, Inc., Term Loan
298,247
7.985%,  (LIBOR 3M +
3.250%), 8/31/2028
d
286,150
Rackspace Technology Global,
Inc., Term Loan
206,474
7.380%,  (LIBOR 3M +
2.750%), 2/9/2028
d
128,295
RealPage, Inc., Term Loan
229,000
0.000%,  (LIBOR 1M +
3.250%), 4/22/2028
b,c,d
217,321
SS&C Technologies, Inc., Term
Loan
44,084
6.134%,  (LIBOR 1M +
1.750%), 4/16/2025
d
43,270
38,087
6.134%,  (LIBOR 1M +
1.750%), 4/16/2025
d
37,383
135,405
6.134%,  (LIBOR 1M +
1.750%), 4/16/2025
d
132,866
Tempo Acquisition, LLC, Term
Loan
220,000
7.334%,  (TSFR1M +
3.000%), 8/31/2028
b,c,d
219,120
TIBCO Software, Inc., Term Loan
242,000
0.000%,  (TSFR3M +
4.600%), 3/30/2029
b,c,d
215,683
UKG, Inc., Term Loan
480,000
0.000%,  (LIBOR 1M +
3.250%), 5/3/2026
b,c,d
456,000
Verscend Holding Corporation,
Term Loan
329,646
8.384%,  (LIBOR 1M +
4.000%), 8/27/2025
d
326,881
Total 8,626,931
Transportation (0.1%)
AAdvantage Loyalty IP, Ltd., Term
Loan
541,200
8.993%,  (LIBOR 3M +
4.750%), 4/20/2028
d
538,240
Air Canada, Term Loan
425,399
8.130%,  (LIBOR 3M +
3.500%), 8/11/2028
d
419,549
Brown Group Holding, LLC, Term
Loan
180,000
0.000%,  (LIBOR 1M +
2.500%), 6/7/2028
b,c,d
176,425
Genesee & Wyoming, Inc., Term
Loan
223,425
6.730%,  (LIBOR 3M +
2.000%), 12/30/2026
b,c,d
221,973
Mileage Plus Holdings, LLC, Term
Loan
301,500
9.996%,  (LIBOR 3M +
5.250%), 6/20/2027
d
309,716
Principal
Amount Bank Loans (0.7%)
a
Value
Transportation (0.1%) - continued
SkyMiles IP, Ltd., Term Loan
$ 475,000
7.993%,  (LIBOR 3M +
3.750%), 10/20/2027
b,c,d
$ 483,550
United Airlines, Inc., Term Loan
323,527
8.108%,  (LIBOR 3M +
3.750%), 4/21/2028
d
318,855
XPO, Inc., Term Loan
224,000
0.000%,  (LIBOR 1M +
1.750%), 2/23/2025
b,c,d
222,775
Total 2,691,083
Utilities (<0.1%)
PG&E Corporation, Term Loan
329,555
7.438%,  (LIBOR 1M +
3.000%), 6/23/2025
b,c,d
326,569
Total 326,569
Total Bank Loans
(cost $41,924,907) 41,191,036
Shares
Registered Investment
Companies ( 49.2% ) Value
Unaffiliated  (1.1%)
81,020 Energy Select Sector SPDR Fund 7,086,819
12,748 Invesco QQQ Trust Series 1 3,394,538
70,513 Materials Select Sector SPDR
Fund 5,477,450
20,762 SPDR Bloomberg High Yield Bond
ETF 1,868,580
121,142 SPDR S&P 500 ETF Trust 46,328,335
18,898 SPDR S&P Biotech ETF
f
1,568,534
13,208 SPDR S&P Oil & Gas Exploration
ETF 1,794,703
Total 67,518,959
Affiliated  (48.1%)
7,208,534 Thrivent Core Emerging Markets
Debt Fund 54,640,691
12,999,984 Thrivent Core Emerging Markets
Equity Fund 105,559,871
4,105,102 Thrivent Core International Equity
Fund 35,837,540
21,530,918 Thrivent Core Low Volatility Equity
Fund 238,777,885
10,966,786 Thrivent Core Small Cap Value
Fund 100,236,425
40,447,576 Thrivent Global Stock Portfolio 460,750,467
8,507,719 Thrivent High Yield Portfolio 33,656,537
12,825,986 Thrivent Income Portfolio 108,357,779
60,434,801 Thrivent International Allocation
Portfolio 498,133,848
3,507,834 Thrivent International Index
Portfolio 40,418,672
30,851,735 Thrivent Large Cap Value Portfolio 644,211,984
7,076,857 Thrivent Limited Maturity Bond
Portfolio 66,027,781
24,806,435 Thrivent Mid Cap Stock Portfolio 451,102,544

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares
Registered Investment
Companies (49.2%) Value
Affiliated  (48.1%)- continued
8,450,268 Thrivent Small Cap Stock Portfolio $ 154,296,823
Total 2,992,008,847
Total Registered Investment
Companies (cost $2,817,047,186) 3,059,527,806
Shares Common Stock ( 29.1% ) Value
Communications Services (1.5%)
34,480 Alphabet, Inc., Class A
f
3,042,170
415,445 Alphabet, Inc., Class C
f
36,862,435
11,617 AMC Networks, Inc.
f
182,038
82 Cable One, Inc. 58,373
244,348 Comcast Corporation 8,544,850
13,776 DISH Network Corporation
f
193,415
23,697 Emerald Holding, Inc.
f
83,887
2,873 EverQuote, Inc.
f
42,348
7,390 Interpublic Group of Companies,
Inc. 246,161
1,201 Liberty Broadband Corporation,
Class C
f
91,600
4,651 Liberty Latin America, Ltd.
f
35,022
5,619 Live Nation Entertainment, Inc.
f
391,869
4,197 Match Group, Inc.
f
174,134
105,228 Meta Platforms, Inc.
f
12,663,138
41,359 Netflix, Inc.
f
12,195,942
9,479 New York Times Company 307,688
6,123 Omnicom Group, Inc. 499,453
4,942 Pinterest, Inc.
f
119,992
194,725 QuinStreet, Inc.
f
2,794,304
1,820 ROBLOX Corporation
f
51,797
4,728 SciPlay Corporation
f
76,026
8,510 Snap, Inc.
f
76,165
5,934 Trade Desk, Inc.
f
266,021
4,783 Tripadvisor, Inc.
f
85,998
58,946 Verizon Communications, Inc. 2,322,472
62,531 Walt Disney Company
f
5,432,693
116,398 Warner Bros. Discovery, Inc.
f
1,103,453
5,129 Windstream Services, LLC,
Warrants (Expires 12/31/2049)
e
25,645
7,020 ZipRecruiter, Inc.
f
115,268
83,050 ZoomInfo Technologies, Inc.
f
2,500,636
Total 90,584,993
Consumer Discretionary (3.4%)
20,201 2U, Inc.
f
126,660
439,857 Amazon.com, Inc.
f
36,947,988
3,855 American Axle & Manufacturing
Holdings, Inc.
f
30,146
496 America's Car-Mart, Inc.
f
35,841
42,346 Aptiv plc
f
3,943,683
18,217 Autoliv, Inc. 1,395,058
150 AutoNation, Inc.
f
16,095
5,855 Beazer Homes USA, Inc.
f
74,710
5,661 Best Buy Company, Inc. 454,069
12,489 Bloomin' Brands, Inc. 251,279
3,291 Booking Holdings, Inc.
f
6,632,286
2,132 Boyd Gaming Corporation 116,258
4,488 Brunswick Corporation 323,495
11,546 Buckle, Inc. 523,611
13,283 Burlington Stores, Inc.
f
2,693,261
30,311 Cedar Fair, LP 1,253,057
12,929 Cheesecake Factory, Inc. 409,979
2,579 Chegg, Inc.
f
65,171
Shares Common Stock (29.1%) Value
Consumer Discretionary (3.4%) - continued
14,972 Chico's FAS, Inc.
f
$ 73,662
6,673 Chipotle Mexican Grill, Inc.
f
9,258,721
1,992 Chuy's Holdings, Inc.
f
56,374
71,406 Clarus Corporation 559,823
419 Columbia Sportswear Company 36,696
11,016 Container Store Group, Inc.
f
47,479
195,968 Cooper-Standard Holdings, Inc.
f
1,775,470
17,752 Culp, Inc. 81,482
20,494 D.R. Horton, Inc. 1,826,835
3,996 Darden Restaurants, Inc. 552,767
23,175 Designer Brands, Inc. 226,651
482 Dollar Tree, Inc.
f
68,174
4,289 Dorman Products, Inc.
f
346,851
124,107 Duluth Holdings, Inc.
f
766,981
8,477 Duolingo, Inc.
f
602,969
8,102 eBay, Inc. 335,990
483,474 Everi Holdings, Inc.
f
6,937,852
9,151 Expedia Group, Inc.
f
801,628
37,179 Five Below, Inc.
f
6,575,850
53,370 Foot Locker, Inc. 2,016,852
81,880 Ford Motor Company 952,264
4,464 Fox Factory Holding Corporation
f
407,251
46,230 Gap, Inc. 521,474
587 Garmin, Ltd. 54,174
90,520 General Motors Company 3,045,093
35,279 Gentex Corporation 962,058
524 Genuine Parts Company 90,919
35,402 Goodyear Tire & Rubber Company
f
359,330
12,320 Grand Canyon Education, Inc.
f
1,301,731
3,116 H&R Block, Inc. 113,765
7,450 Harley-Davidson, Inc. 309,920
5,336 Hibbet, Inc. 364,022
6,158 Hilton Worldwide Holdings, Inc. 778,125
61,915 Home Depot, Inc. 19,556,472
10,657 Hyatt Hotels Corporation
f
963,926
24,909 Kohl's Corporation 628,952
1,042 Kura Sushi USA, Inc.
f
49,683
7,395 La-Z-Boy, Inc. 168,754
10,513 Lear Corporation 1,303,822
17,284 Lithia Motors, Inc. 3,538,726
14,379 Lowe's Companies, Inc. 2,864,872
933 Lululemon Athletica, Inc.
f
298,915
1,544 M.D.C. Holdings, Inc. 48,790
37,683 Macy's, Inc. 778,154
351 Marriott Vacations Worldwide
Corporation 47,241
15,023 McDonald's Corporation 3,959,011
8,071 Modine Manufacturing Company
f
160,290
16,529 Mohawk Industries, Inc.
f
1,689,594
206 Murphy USA, Inc. 57,585
50,340 Newell Brands, Inc. 658,447
131,574 NIKE, Inc. 15,395,474
63,317 Nordstrom, Inc.
g
1,021,936
713 NVR, Inc.
f
3,288,770
159 O'Reilly Automotive, Inc.
f
134,201
60,861 Papa John's International, Inc. 5,009,469
7,339 Patrick Industries, Inc. 444,743
5,637 PENN Entertainment, Inc.
f
167,419
80,099 Planet Fitness, Inc.
f
6,311,801
13,089 Playa Hotels and Resorts NV
f
85,471
11,030 Polaris, Inc. 1,114,030
10,359 PVH Corporation 731,242
548 RH
f
146,420
7,293 Rivian Automotive, Inc.
f
134,410
7,166 Ross Stores, Inc. 831,758

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (29.1%) Value
Consumer Discretionary (3.4%) - continued
8,221 Ruth's Hospitality Group, Inc. $ 127,261
4,371 Six Flags Entertainment
Corporation
f
101,626
60,207 Skyline Champion Corporation
f
3,101,263
26,376 Sleep Number Corporation
f
685,248
51,641 Sonos, Inc.
f
872,733
20,838 Sony Group Corporation ADR 1,589,523
46,214 Stoneridge, Inc.
f
996,374
1,789 Taylor Morrison Home Corporation
f
54,296
101,571 Tesla, Inc.
f
12,511,516
8,476 Texas Roadhouse, Inc. 770,892
337,350 ThredUp, Inc.
f
441,929
1,269 TopBuild Corporation
f
198,586
18,898 Travel + Leisure Company 687,887
1,853 TravelCenters of America, Inc.
f
82,977
17,290 Ulta Beauty, Inc.
f
8,110,220
239 Vail Resorts, Inc. 56,966
7,302 Visteon Corporation
f
955,321
589 Williams-Sonoma, Inc. 67,688
22,460 Wingstop, Inc. 3,090,945
25,973 Wyndham Hotels & Resorts, Inc. 1,852,135
83,850 Xometry, Inc.
f,g
2,702,486
51,049 Zumiez, Inc.
f
1,109,805
Total 209,259,935
Consumer Staples (1.5%)
55,464 Archer-Daniels-Midland Company 5,149,832
61,826 BJ's Wholesale Club Holdings,
Inc.
f
4,090,408
5,332 Bunge, Ltd. 531,974
4,124 Cal-Maine Foods, Inc. 224,552
16,342 Casey's General Stores, Inc. 3,666,328
58,630 Celsius Holdings, Inc.
f
6,099,865
10,190 Coca-Cola Company 648,186
15,562 Costco Wholesale Corporation 7,104,053
69,779 Coty, Inc.
f
597,308
2,074 Darling Ingredients, Inc.
f
129,812
123,990 e.l.f. Beauty, Inc.
f
6,856,647
16,465 Estee Lauder Companies, Inc. 4,085,131
40,235 Flowers Foods, Inc. 1,156,354
358 Hershey Company 82,902
1,599 Ingredion, Inc. 156,590
24,310 John B. Sanfilippo & Son, Inc. 1,976,889
11,348 Kellogg Company 808,432
10,399 Kraft Heinz Company 423,343
20,253 Kroger Company 902,879
71,051 Lamb Weston Holdings, Inc. 6,349,117
8,759 Lancaster Colony Corporation 1,728,151
1,255 PepsiCo, Inc. 226,728
17,654 Performance Food Group
Company
f
1,030,817
117,019 Philip Morris International, Inc. 11,843,493
10,907 Post Holdings, Inc.
f
984,466
117,502 Primo Water Corporation 1,825,981
21,953 Procter & Gamble Company 3,327,197
481 Seneca Foods Corporation
f
29,317
6,019 Sprouts Farmers Markets, Inc.
f
194,835
17,721 Sysco Corporation 1,354,770
139,985 Turning Point Brands, Inc. 3,027,876
3,417 Tyson Foods, Inc. 212,708
127,992 Walmart, Inc. 18,147,986
Total 94,974,927
Shares Common Stock (29.1%) Value
Energy (1.2%)
32,696 Antero Midstream Corporation $ 352,790
35,239 Archrock, Inc. 316,446
3,710 Baker Hughes Company 109,556
54,965 BP plc ADR 1,919,927
2,137 Cactus, Inc. 107,406
6,031 California Resources Corporation 262,409
10,168 Callon Petroleum Company
f
377,131
26,525 ChampionX Corporation 768,960
5,989 Chevron Corporation 1,074,966
592 Civitas Resources, Inc. 34,295
63,730 Clean Energy Fuels Corporation
f
331,396
3,722 Comstock Resources, Inc. 51,029
26,748 ConocoPhillips 3,156,264
54,817 Devon Energy Corporation 3,371,794
80,538 Enterprise Products Partners, LP 1,942,577
3,494 EOG Resources, Inc. 452,543
51,817 EQT Corporation 1,752,969
96,215 Exxon Mobil Corporation 10,612,514
19,426 Green Plains, Inc.
f
592,493
221 Gulfport Energy Corporation
f
16,274
109,696 Halliburton Company 4,316,538
3,030 Helmerich & Payne, Inc. 150,197
11,069 HF Sinclair Corporation 574,370
16,842 International Seaways, Inc. 623,491
81,355 Liberty Energy, Inc. 1,302,493
8,996 Magnolia Oil & Gas Corporation 210,956
7,253 Marathon Oil Corporation 196,339
37,041 Marathon Petroleum Corporation 4,311,202
70,329 Matador Resources Company 4,025,632
12,338 NexTier Oilfield Solutions, Inc.
f
114,003
151,888 NOV, Inc. 3,172,940
29,376 Par Pacific Holdings, Inc.
f
682,992
30,293 PBF Energy, Inc. 1,235,348
12,732 Phillips 66 1,325,147
39,092 Pioneer Natural Resources
Company 8,928,222
107,020 ProPetro Holding Corporation
f
1,109,797
1,493 Range Resources Corporation 37,355
1,741 Schlumberger, Ltd. 93,074
3,766 Select Energy Services, Inc. 34,798
20,851 SM Energy Company 726,240
3,163 Solaris Oilfield Infrastructure, Inc. 31,409
7,355 Southwestern Energy Company
f
43,027
136,614 Talos Energy, Inc.
f
2,579,272
5,376 Technip Energies NV ADR 84,081
499,329 TechnipFMC plc
f
6,086,820
28,548 U.S. Silica Holdings, Inc.
f
356,850
4,107 Valero Energy Corporation 521,014
10,866 Viper Energy Partners, LP 345,430
118,359 Williams Companies, Inc. 3,894,011
Total 74,716,787
Financials (3.7%)
107,755 AGNC Investment Corporation 1,115,264
6,268 Allstate Corporation 849,941
54,742 Ally Financial, Inc. 1,338,442
9,231 Ambac Financial Group, Inc.
f
160,989
65,340 American Express Company 9,653,985
9,119 American Financial Group, Inc. 1,251,856
727 Ameriprise Financial, Inc. 226,366
11,931 Annaly Capital Management, Inc. 251,506
6,448 Arch Capital Group, Ltd.
f
404,805
21,415 Arthur J. Gallagher & Company 4,037,584
2,470 Assurant, Inc. 308,898
4,535 Assured Guaranty, Ltd. 282,349

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (29.1%) Value
Financials (3.7%) - continued
14,052 Banc of California, Inc. $ 223,848
91,718 Bank of America Corporation 3,037,700
1,394 Bank of Marin Bancorp 45,835
31,712 Bank of N.T. Butterfield & Son, Ltd. 945,335
19,108 Bank of New York Mellon
Corporation 869,796
17,636 BankFinancial Corporation 185,707
2,122 BayCom Corporation 40,276
2,426 BCB Bancorp, Inc. 43,644
22,322 Berkshire Hathaway, Inc.
f
6,895,266
4,111 BlackRock, Inc. 2,913,178
1,535 Bread Financial Holdings, Inc. 57,808
74,564 Bridgewater Bancshares, Inc.
f
1,322,765
19,033 Brighthouse Financial, Inc.
f
975,822
2,345 Brookline Bancorp, Inc. 33,182
61,605 Byline Bancorp, Inc. 1,415,067
23,379 Capital One Financial Corporation 2,173,312
126,573 Carlyle Group, Inc. 3,776,938
10,153 Cboe Global Markets, Inc. 1,273,897
83,942 Central Pacific Financial
Corporation 1,702,344
153,553 Charles Schwab Corporation 12,784,823
14,417 Chimera Investment Corporation 79,294
12,944 Chubb, Ltd. 2,855,446
105,868 Citigroup, Inc. 4,788,410
2,499 Citizens Financial Group, Inc. 98,386
176,072 Columbia Banking System, Inc. 5,305,049
18,733 Comerica, Inc. 1,252,301
19,539 Community Trust Bancorp, Inc. 897,426
14,554 ConnectOne Bancorp, Inc. 352,352
160 CrossFirst Bankshares, Inc.
f
1,986
97,104 Customers Bancorp, Inc.
f
2,751,927
12,553 Discover Financial Services 1,228,060
7,620 East West Bancorp, Inc. 502,158
15,244 Ellington Residential Mortgage
REIT 104,574
12,918 Enova International, Inc.
f
495,664
32,597 Enterprise Financial Services
Corporation 1,595,949
68,647 Equitable Holdings, Inc. 1,970,169
2,357 Equity Bancshares, Inc. 77,003
5,898 Essent Group, Ltd. 229,314
3,053 Farmers National Banc
Corporation 43,108
26,036 Federated Hermes, Inc. 945,367
21,003 Financial Institutions, Inc. 511,633
16,330 First Financial Corporation 752,486
7,404 First Foundation, Inc. 106,099
1,929 First Mid-Illinois Bancshares, Inc. 61,882
7,350 First of Long Island Corporation 132,300
5,788 First Republic Bank 705,499
1,131 FirstCash Holdings, Inc. 98,295
26,260 Flushing Financial Corporation 508,919
18,045 Glacier Bancorp, Inc. 891,784
2,294 Global Life, Inc. 276,542
17,062 Great Southern Bancorp, Inc. 1,015,018
10,048 Green Dot Corporation
f
158,959
36,865 Hamilton Lane, Inc. 2,354,936
14,136 Hancock Whitney Corporation 684,041
72,077 Hanmi Financial Corporation 1,783,906
21,497 Hanover Insurance Group, Inc. 2,904,890
62,917 Heartland Financial USA, Inc. 2,933,191
15,555 HomeStreet, Inc. 429,007
22,659 Hometrust Bancshares, Inc. 547,668
332,701 Hope Bancorp, Inc. 4,261,900
Shares Common Stock (29.1%) Value
Financials (3.7%) - continued
14,264 Horizon Bancorp, Inc. $ 215,101
57,443 Houlihan Lokey, Inc. 5,006,732
45,892 Independent Bank Corporation 1,097,737
6,628 Interactive Brokers Group, Inc. 479,536
10,771 Intercontinental Exchange, Inc. 1,104,997
16,355 Invesco Mortgage Capital, Inc. 208,199
17,860 Invesco, Ltd. 321,301
105,001 J.P. Morgan Chase & Company 14,080,634
32,400 Kinsale Capital Group, Inc. 8,473,248
8,242 M&T Bank Corporation 1,195,585
405 Marsh & McLennan Companies,
Inc. 67,019
1,087 Metropolitan Bank Holding
Corporation
f
63,774
45,962 MFA Financial, Inc. 452,726
117,966 MGIC Investment Corporation 1,533,558
30,485 Midland States Bancorp, Inc. 811,511
42,029 MidWestOne Financial Group, Inc. 1,334,421
14,379 Moody's Corporation 4,006,277
30,284 Morgan Stanley 2,574,746
12,057 Mr. Cooper Group, Inc.
f
483,847
9,514 MSCI, Inc. 4,425,627
97,195 Nasdaq, Inc. 5,962,913
308,199 New York Community Bancorp,
Inc. 2,650,511
58,534 NMI Holdings, Inc.
f
1,223,361
37,914 OceanFirst Financial Corporation 805,673
6,687 OFG Bancorp 184,294
24,456 Old Republic International
Corporation 590,612
37,305 OneMain Holdings, Inc. 1,242,630
111,309 PacWest Bancorp 2,554,542
5,036 Pathward Financial, Inc. 216,800
1,044 PCB Bancorp 18,468
1,098 Peapack-Gladstone Financial
Corporation 40,868
478 PennyMac Financial Services, Inc. 27,083
62,213 Popular, Inc. 4,125,966
2,018 Primerica, Inc. 286,193
763 Principal Financial Group, Inc. 64,031
8,569 Prosperity Bancshares, Inc. 622,795
1,280 QCR Holdings, Inc. 63,539
159,484 Radian Group, Inc. 3,041,360
7,877 Raymond James Financial, Inc. 841,657
2,293 Reinsurance Group of America,
Inc. 325,812
971 RenaissanceRe Holdings, Ltd. 178,887
147,393 Rithm Capital Corporation 1,204,201
45,754 RLI Corporation 6,006,128
36,712 S&P Global, Inc. 12,296,317
2,744 S&T Bancorp, Inc. 93,790
89,942 Seacoast Banking Corporation of
Florida 2,805,291
22,297 Silvergate Capital Corporation
f,g
387,968
19,892 State Street Corporation 1,543,022
813 SVB Financial Group
f
187,104
43,138 Synchrony Financial 1,417,515
9,689 Synovus Financial Corporation 363,822
511 T. Rowe Price Group, Inc. 55,730
6,516 Territorial Bancorp, Inc. 156,449
21,177 TPG RE Finance Trust, Inc. 143,792
29,936 Tradeweb Markets, Inc. 1,943,744
91,947 Triumph Financial, Inc.
f
4,493,450
37,231 Truist Financial Corporation 1,602,050
24,072 TrustCo Bank Corporation NY 904,866

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (29.1%) Value
Financials (3.7%) - continued
14,891 Two Harbors Investment
Corporation $ 234,831
53,099 Umpqua Holdings Corporation 947,817
4,608 Univest Financial Corporation 120,407
57,439 Unum Group 2,356,722
31,759 Virtu Financial, Inc. 648,201
3,963 W.R. Berkley Corporation 287,595
1,019 Walker & Dunlop, Inc. 79,971
2,120 Washington Federal, Inc. 71,126
64,640 Wells Fargo & Company 2,668,986
105,403 Western Alliance Bancorp 6,277,803
3,804 Western Asset Mortgage Capital
Corporation 34,654
1,762 Wintrust Financial Corporation 148,924
15,375 Zions Bancorp NA 755,835
3,355 Zurich Insurance Group AG 1,603,950
Total 232,138,058
Health Care (4.6%)
3,937 10X Genomics, Inc.
f
143,464
63,275 Abbott Laboratories 6,946,962
17,526 ACADIA Pharmaceuticals, Inc.
f
279,014
6,202 Accolade, Inc.
f
48,314
55,139 Adaptive Biotechnologies
Corporation
f
421,262
18,124 Agilent Technologies, Inc. 2,712,257
209,057 Agiliti, Inc.
f
3,409,720
10,026 Agios Pharmaceuticals, Inc.
f
281,530
24,743 Aldeyra Therapeutics, Inc.
f
172,211
1,333 Align Technology, Inc.
f
281,130
9,247 Alignment Healthcare, Inc.
f
108,745
49,703 Alkermes plc
f
1,298,739
61,874 Allogene Therapeutics, Inc.
f,g
389,187
274 Alnylam Pharmaceuticals, Inc.
f
65,116
2,206 Amedisys, Inc.
f
184,289
7,458 AmerisourceBergen Corporation 1,235,865
27,250 Amgen, Inc. 7,156,940
2,114 AMN Healthcare Services, Inc.
f
217,361
4,360 Anika Therapeutics, Inc.
f
129,056
7,232 Arcutis Biotherapeutics, Inc.
f
107,034
13,683 Argenx SE ADR
f
5,183,531
22,629 Ascendis Pharma AS ADR
f
2,763,680
27,355 AstraZeneca plc ADR 1,854,669
15,717 Atara Biotherapeutics, Inc.
f
51,552
7,140 Avanos Medical, Inc.
f
193,208
87,198 Avantor, Inc.
f
1,839,006
41,085 Axonics, Inc.
f
2,569,045
102,951 Baxter International, Inc. 5,247,412
8,343 Biogen, Inc.
f
2,310,344
57,959 BioLife Solutions, Inc.
f
1,054,854
37,864 Bio-Techne Corporation 3,138,168
2,897 Blueprint Medicines Corporation
f
126,918
2,508 Bristol-Myers Squibb Company 180,451
3,010 Cardinal Health, Inc. 231,379
1,495 Cardiovascular Systems, Inc.
f
20,362
4,476 Charles River Laboratories
International, Inc.
f
975,320
635 Chemed Corporation 324,123
23,274 Cigna Holding Company 7,711,607
17,650 Community Health Systems, Inc.
f
76,248
191 CONMED Corporation 16,930
7,345 Cooper Companies, Inc. 2,428,771
10,816 CRISPR Therapeutics AG
f
439,670
14,494 CVS Health Corporation 1,350,696
56,106 Danaher Corporation 14,891,655
Shares Common Stock (29.1%) Value
Health Care (4.6%) - continued
31,304 Deciphera Pharmaceuticals, Inc.
f
$ 513,073
5,726 Dentsply Sirona, Inc. 182,316
33,226 DexCom, Inc.
f
3,762,512
40,433 Dynavax Technologies
Corporation
f
430,207
3,467 Editas Medicine, Inc.
f
30,752
29,530 Edwards Lifesciences Corporation
f
2,203,233
16,217 Elanco Animal Health, Inc.
f
198,172
25,753 Elevance Health, Inc. 13,210,516
15,017 Encompass Health Corporation 898,167
7,508 Enhabit, Inc.
f
98,805
102,491 Enovis Corporation
f
5,485,318
1,290 Ensign Group, Inc. 122,047
2,983 Exact Sciences Corporation
f
147,688
35,661 Gilead Sciences, Inc. 3,061,497
1,767 Guardant Health, Inc.
f
48,062
62,877 Halozyme Therapeutics, Inc.
f
3,577,701
7,827 HCA Healthcare, Inc. 1,878,167
2,253 HealthEquity, Inc.
f
138,875
58,268 Hims & Hers Health, Inc.
f
373,498
36,094 Hologic, Inc.
f
2,700,192
1,151 IDEAYA Biosciences, Inc.
f
20,914
973 IDEXX Laboratories, Inc.
f
396,945
38,653 Immunocore Holdings plc ADR
f
2,205,927
48,884 Inari Medical, Inc.
f
3,107,067
29,205 Inspire Medical Systems, Inc.
f
7,356,155
14,309 Insulet Corporation
f
4,212,427
861 Integra LifeSciences Holdings
Corporation
f
48,276
50,404 Intuitive Surgical, Inc.
f
13,374,701
27,804 Ionis Pharmaceuticals, Inc.
f
1,050,157
5,050 Jazz Pharmaceuticals, Inc.
f
804,516
46,866 Johnson & Johnson 8,278,879
4,404 KalVista Pharmaceuticals, Inc.
f
29,771
3,839 Kiniksa Pharmaceuticals, Ltd.
f
57,508
16,432 Kura Oncology, Inc.
f
203,921
32,842 Laboratory Corporation of America
Holdings 7,733,634
88,395 Lantheus Holdings, Inc.
f
4,504,609
335,203 Maravai LifeSciences Holdings,
Inc.
f
4,796,755
3,751 Masimo Corporation
f
554,960
912 Medpace Holdings, Inc.
f
193,718
145,804 Medtronic plc 11,331,887
112,407 Merck & Company, Inc. 12,471,557
390 Merit Medical Systems, Inc.
f
27,542
12,975 Mersana Therapeutics, Inc.
f
76,034
26,166 Mirati Therapeutics, Inc.
f
1,185,581
856 MultiPlan Corporation
f
984
43,776 Natera, Inc.
f
1,758,482
9,137 National HealthCare Corporation 543,652
47,704 Novo Nordisk AS ADR 6,456,259
5,877 Nurix Therapeutics, Inc.
f
64,529
38,820 NuVasive, Inc.
f
1,600,937
5,770 Oak Street Health, Inc.
f
124,113
7,468 Omnicell, Inc.
f
376,537
8,893 OraSure Technologies, Inc.
f
42,864
181,209 Pfizer, Inc. 9,285,149
1,014 Pliant Therapeutics, Inc.
f
19,601
257,012 Progyny, Inc.
f
8,005,924
21,546 Protagonist Therapeutics, Inc.
f
235,067
109,419 R1 RCM, Inc.
f
1,198,138
12,460 RAPT Therapeutics, Inc.
f
246,708
15,633 Reata Pharmaceuticals, Inc.
f,g
593,898
14,602 Regeneron Pharmaceuticals, Inc.
f
10,535,197

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (29.1%) Value
Health Care (4.6%) - continued
29,868 Repligen Corporation
f
$ 5,056,951
15,825 Revance Therapeutics, Inc.
f
292,130
6,518 Sage Therapeutics, Inc.
f
248,597
27,210 Sarepta Therapeutics, Inc.
f
3,525,872
1,647 Scholar Rock Holding Corporation
f
14,905
155 Seagen, Inc.
f
19,919
8,350 Sensus Healthcare, Inc.
f
61,957
5,841 ShockWave Medical, Inc.
f
1,200,968
80,081 Silk Road Medical, Inc.
f
4,232,281
5,466 SpringWorks Therapeutics, Inc.
f
142,171
2,970 Stryker Corporation 726,135
6,720 Syneos Health, Inc.
f
246,490
10,131 Teleflex, Inc. 2,529,002
31,632 Travere Therapeutics, Inc.
f
665,221
11,955 Twist Bioscience Corporation
f
284,649
1,216 U.S. Physical Therapy, Inc. 98,532
7,896 Ultragenyx Pharmaceutical, Inc.
f
365,822
2,211 UnitedHealth Group, Inc. 1,172,228
7,047 Vanda Pharmaceuticals, Inc.
f
52,077
982 Veeva Systems, Inc.
f
158,475
10,885 Veracyte, Inc.
f
258,301
46,556 Vericel Corporation
f
1,226,285
138,924 Viemed Healthcare, Inc.
f
1,050,265
57,787 Vor BioPharma, Inc.
f,g
384,284
11,755 VYNE Therapeutics, Inc.
f
1,763
10,138 Waters Corporation
f
3,473,076
6,760 Zentalis Pharmaceuticals, Inc.
f
136,146
15,886 Zimmer Biomet Holdings, Inc. 2,025,465
63,633 Zoetis, Inc. 9,325,416
19,342 Zymeworks, Inc.
f,g
152,028
Total 283,867,484
Industrials (3.9%)
12,499 3M Company 1,498,880
2,725 Advanced Drainage Systems, Inc. 223,368
5,412 AECOM 459,641
3,487 AGCO Corporation 483,612
96,055 Air Lease Corporation 3,690,433
40,207 Alaska Air Group, Inc.
f
1,726,489
71,345 Altra Industrial Motion Corporation 4,262,864
2,292 American Woodmark Corporation
f
111,987
41,805 AMETEK, Inc. 5,840,995
78,311 ASGN, Inc.
f
6,380,780
3,843 Atkore International Group, Inc.
f
435,873
9,541 AZZ, Inc. 383,548
151,702 Badger Infrastructure Solutions,
Ltd. 2,986,983
37,408 Barnes Group, Inc. 1,528,117
2,664 Beacon Roofing Supply, Inc.
f
140,633
12,166 Booz Allen Hamilton Holding
Corporation 1,271,590
90 CACI International, Inc.
f
27,053
13,696 Carlisle Companies, Inc. 3,227,462
1,771 Caterpillar, Inc. 424,261
6,629 CBIZ, Inc.
f
310,569
40,830 Chart Industries, Inc.
f
4,704,841
39,626 Cimpress plc
f
1,094,074
10,738 Cintas Corporation 4,849,496
1,547 Clean Harbors, Inc.
f
176,544
142,582 CNH Industrial NV 2,289,867
651 Columbus McKinnon Corporation 21,138
1,390 CoStar Group, Inc.
f
107,419
29,822 Crane Holdings, Company 2,995,620
6,995 CSW Industrials, Inc. 810,930
185,364 CSX Corporation 5,742,577
Shares Common Stock (29.1%) Value
Industrials (3.9%) - continued
17,452 Curtiss-Wright Corporation $ 2,914,309
3,616 Deere & Company 1,550,396
43,021 Delta Air Lines, Inc.
f
1,413,670
5,849 Donaldson Company, Inc. 344,331
181,240 Driven Brands Holdings, Inc.
f
4,949,664
8,922 Dun & Bradstreet Holdings, Inc. 109,384
5,108 Eagle Bulk Shipping, Inc. 255,094
11,086 EMCOR Group, Inc. 1,641,947
83,158 Emerson Electric Company 7,988,157
41,387 Expeditors International of
Washington, Inc. 4,300,937
21,002 Fastenal Company 993,815
283,050 First Advantage Corporation
f
3,679,650
5,391 Forrester Research, Inc.
f
192,782
16,157 Fortune Brands Innovations, Inc. 922,726
48,759 Forward Air Corporation 5,114,331
3,692 Genco Shipping & Trading, Ltd. 56,709
5,967 Generac Holdings, Inc.
f
600,638
7,526 General Dynamics Corporation 1,867,276
1,126 Gorman-Rupp Company 28,848
28,634 Greenbrier Companies, Inc. 960,098
962 Heidrick & Struggles International,
Inc. 26,907
33,347 Helios Technologies, Inc. 1,815,411
641 Heritage-Crystal Clean, Inc.
f
20,820
18,146 Hillman Solutions Corporation
f
130,833
133,341 Howmet Aerospace, Inc. 5,254,969
18,758 Hubbell, Inc. 4,402,127
198,358 IAA, Inc.
f
7,934,320
1,172 ICF International, Inc. 116,087
21,889 IDEX Corporation 4,997,915
110,412 Janus International Group, Inc.
f
1,051,122
44,654 JetBlue Airways Corporation
f
289,358
19,552 Johnson Controls International plc 1,251,328
312 Knight-Swift Transportation
Holdings, Inc. 16,352
6,299 L3Harris Technologies, Inc. 1,311,515
15,142 Landstar System, Inc. 2,466,632
5,265 Leidos Holdings, Inc. 553,825
60,178 Lincoln Electric Holdings, Inc. 8,695,119
22,297 ManpowerGroup, Inc. 1,855,333
16,157 Masterbrand, Inc.
f
121,985
31,950 Mercury Systems, Inc.
f
1,429,443
62,584 Middleby Corporation
f
8,379,998
29,147 Miller Industries, Inc. 777,059
6,216 MSC Industrial Direct Company,
Inc. 507,847
637 National Presto Industries, Inc. 43,609
33,317 Norfolk Southern Corporation 8,209,975
11,693 Northrop Grumman Corporation 6,379,818
7,997 Old Dominion Freight Line, Inc. 2,269,389
6,042 Owens Corning, Inc. 515,383
14,183 PACCAR, Inc. 1,403,692
34,311 Parker-Hannifin Corporation 9,984,501
81,204 Pentair plc 3,652,556
27,079 Planet Labs PBC
f
117,794
2,991 Quanta Services, Inc. 426,217
90,153 Regal Rexnord Corporation 10,816,557
2,909 Republic Services, Inc. 375,232
1,474 RXO, Inc.
f
25,353
9,797 Saia, Inc.
f
2,054,235
25,638 SkyWest, Inc.
f
423,283
1,895 Snap-On, Inc. 432,989
5,251 Southwest Airlines Company
f
176,801
18,083 Standex International Corporation 1,851,880

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (29.1%) Value
Industrials (3.9%) - continued
232,339 Sun Country Airlines Holdings,
Inc.
f
$ 3,684,897
41,272 SunPower Corporation
f
744,134
25,192 Sunrun, Inc.
f
605,112
18,013 Tennant Company 1,109,060
8,565 Terex Corporation 365,897
21,612 Timken Company 1,527,320
5,958 Trane Technologies plc 1,001,480
30,090 TransUnion 1,707,607
22,689 Trex Company, Inc.
f
960,425
16,301 Tutor Perini Corporation
f
123,073
363,994 Uber Technologies, Inc.
f
9,001,572
14,190 Union Pacific Corporation 2,938,323
7,104 United Airlines Holdings, Inc.
f
267,821
14,816 United Parcel Service, Inc. 2,575,613
10,393 United Rentals, Inc.
f
3,693,880
7,125 Univar Solutions, Inc.
f
226,575
2,184 Valmont Industries, Inc. 722,183
84,014 Vicor Corporation
f
4,515,752
1,164 Watts Water Technologies, Inc. 170,212
176,868 WillScot Mobile Mini Holdings
Corporation
f
7,989,128
Total 244,588,039
Information Technology (6.5%)
36,366 8x8, Inc.
f
157,101
8,700 Adobe, Inc.
f
2,927,811
2,256 American Software, Inc. 33,118
15,330 Amkor Technology, Inc. 367,613
83,142 Amphenol Corporation 6,330,432
804 ANSYS, Inc.
f
194,238
353,361 Apple, Inc. 45,912,195
63,569 Applied Materials, Inc. 6,190,349
21,952 Arista Networks, Inc.
f
2,663,875
16,781 Arrow Electronics, Inc.
f
1,754,789
18,403 Autodesk, Inc.
f
3,438,969
878 Aviat Networks, Inc.
f
27,385
711 Avnet, Inc. 29,563
4,079 Benchmark Electronics, Inc. 108,869
50,801 BigCommerce Holdings, Inc.
f
444,001
19,565 Bill.com Holdings, Inc.
f
2,131,802
215 Blackline, Inc.
f
14,463
151,951 Block, Inc.
f
9,548,601
282 Broadridge Financial Solutions,
Inc. 37,825
5,101 Cadence Design Systems, Inc.
f
819,425
7,135 CalAmp Corporation
f
31,965
84,407 Calix, Inc.
f
5,775,971
1,005 Cambium Networks Corporation
f
21,778
1,000 CDW Corporation 178,580
23,254 Ciena Corporation
f
1,185,489
260,082 Cisco Systems, Inc. 12,390,306
2,540 Cloudflare, Inc.
f
114,833
111,395 Cognex Corporation 5,247,818
297 Cognizant Technology Solutions
Corporation 16,985
9,589 Coherent Corporation
f
336,574
34,262 Cohu, Inc.
f
1,098,097
44,424 CommScope Holding Company,
Inc.
f
326,516
44,877 Conduent Incorporated
f
181,752
1,131 CrowdStrike Holdings, Inc.
f
119,083
4,222 Datadog, Inc.
f
310,317
32,205 Descartes Systems Group, Inc.
f
2,243,078
757 Diodes, Inc.
f
57,638
Shares Common Stock (29.1%) Value
Information Technology (6.5%) - continued
52,407 Dolby Laboratories, Inc. $ 3,696,790
11,374 Dropbox, Inc.
f
254,550
15,668 Endava plc ADR
f
1,198,602
8,555 Enphase Energy, Inc.
f
2,266,733
24,611 Entegris, Inc. 1,614,235
7,120 EPAM Systems, Inc.
f
2,333,509
5,702 Euronet Worldwide, Inc.
f
538,155
70 Fair Isaac Corporation
f
41,901
21,978 Fidelity National Information
Services, Inc. 1,491,207
15,403 Fiserv, Inc.
f
1,556,781
77,786 Five9, Inc.
f
5,278,558
11,445 Flex, Ltd.
f
245,610
4,124 Flywire Corporation
f
100,914
103,181 Gilat Satellite Networks, Ltd.
f
598,450
5,468 Global Payments, Inc. 543,082
4,845 HubSpot, Inc.
f
1,400,835
6,461 IPG Photonics Corporation
f
611,663
12,003 Jack Henry & Associates, Inc. 2,107,247
72 Keysight Technologies, Inc.
f
12,317
1,902 KLA-Tencor Corporation 717,111
81,734 Knowles Corporation
f
1,342,072
11,645 Lam Research Corporation 4,894,394
150,711 Lattice Semiconductor
Corporation
f
9,778,130
4,733 Littelfuse, Inc. 1,042,207
1,535 Lumentum Holdings, Inc.
f
80,081
56,718 Mastercard, Inc. 19,722,550
20,738 MAXIMUS, Inc. 1,520,718
1,271 MaxLinear, Inc.
f
43,150
55,157 Microchip Technology, Inc. 3,874,779
290,369 Microsoft Corporation 69,636,294
14,559 MKS Instruments, Inc. 1,233,584
86 MongoDB, Inc.
f
16,928
16,092 Monolithic Power Systems, Inc. 5,690,292
485 Motorola Solutions, Inc. 124,989
33,301 National Instruments Corporation 1,228,807
1,106 NICE, Ltd. ADR
f
212,684
19,897 Nova, Ltd.
f
1,625,187
153,727 NVIDIA Corporation 22,465,664
3,761 ON Semiconductor Corporation
f
234,574
13,824 PagerDuty, Inc.
f
367,165
24,330 Palo Alto Networks, Inc.
f
3,395,008
14,601 Paycom Software, Inc.
f
4,530,836
151,469 PayPal Holdings, Inc.
f
10,787,622
3,731 PDF Solutions, Inc.
f
106,408
2,238 Plexus Corporation
f
230,357
28,167 PTC, Inc.
f
3,381,167
2,075 Qorvo, Inc.
f
188,078
128,177 QUALCOMM, Inc. 14,091,779
1,029 Qualys, Inc.
f
115,485
25,505 Rambus, Inc.
f
913,589
5,125 RingCentral, Inc.
f
181,425
78,900 Sabre Corporation
f
487,602
74,913 Salesforce, Inc.
f
9,932,715
45,611 Samsung Electronics Company,
Ltd. 2,002,015
2,429 Sanmina Corporation
f
139,157
34,214 ServiceNow, Inc.
f
13,284,270
13,511 SiTime Corporation
f
1,372,988
18,261 Skyworks Solutions, Inc. 1,664,125
38,785 Splunk, Inc.
f
3,339,001
175,626 Sprout Social, Inc.
f
9,915,844
10,561 Synopsys, Inc.
f
3,372,022
9,162 Teledyne Technologies, Inc.
f
3,663,975

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (29.1%) Value
Information Technology (6.5%) - continued
174 Teradyne, Inc. $ 15,199
49,612 Texas Instruments, Inc. 8,196,895
3,988 Trimble, Inc.
f
201,633
13,486 TTEC Holdings, Inc. 595,137
396,613 TTM Technologies, Inc.
f
5,980,924
10,196 Tyler Technologies, Inc.
f
3,287,292
21,370 Universal Display Corporation 2,308,815
29,677 Vishay Intertechnology, Inc. 640,133
36,169 Vontier Corporation 699,147
45,376 Western Union Company 624,828
2,000 WEX, Inc.
f
327,300
2,704 Wolfspeed, Inc.
f
186,684
83,430 Workiva, Inc.
f
7,005,617
6,367 Xerox Holdings Corporation 92,958
26,904 Yext, Inc.
f
175,683
4,325 Zoom Video Communications, Inc.
f
292,976
Total 402,238,392
Materials (1.0%)
1,277 Albemarle Corporation 276,930
407 Alcoa Corporation 18,506
39,099 AptarGroup, Inc. 4,300,108
11,252 Ashland, Inc. 1,209,928
12,578 Avery Dennison Corporation 2,276,618
49,410 Axalta Coating Systems, Ltd.
f
1,258,473
5,918 Ball Corporation 302,647
38,393 Carpenter Technology Corporation 1,418,237
34,520 Celanese Corporation 3,529,325
15,828 CF Industries Holdings, Inc. 1,348,546
518 Commercial Metals Company 25,019
62,055 Compass Minerals International,
Inc. 2,544,255
7,481 Corteva, Inc. 439,733
2,093 Crown Holdings, Inc. 172,066
17,568 Eastman Chemical Company 1,430,738
26,635 Huntsman Corporation 731,930
33,151 Ingevity Corporation
f
2,335,156
9,978 Innospec, Inc. 1,026,337
5,844 International Flavors & Fragrances,
Inc. 612,685
177,859 Ivanhoe Mines, Ltd.
f
1,405,533
4,636 Kaiser Aluminum Corporation 352,151
8,379 Linde plc 2,733,062
16,405 LSB Industries, Inc.
f
218,186
40,340 LyondellBasell Industries NV 3,349,430
7,018 Martin Marietta Materials, Inc. 2,371,873
4,821 Mativ, Inc. 100,759
8,986 Mercer International, Inc. 104,597
7,556 MP Materials Corporation
f
183,460
3,759 Myers Industries, Inc. 83,563
51,787 Nucor Corporation 6,826,044
10,015 Orion Engineered Carbons SA 178,367
2,753 PPG Industries, Inc. 346,162
8,303 Quaker Chemical Corporation 1,385,771
420,093 Ranpak Holdings Corporation
f
2,423,937
13,204 Reliance Steel & Aluminum
Company 2,673,018
37,992 RPM International, Inc. 3,702,320
6,863 Ryerson Holding Corporation 207,674
514 Sensient Technologies Corporation 37,481
34,361 Sonoco Products Company 2,086,056
8,445 Steel Dynamics, Inc. 825,077
141,322 Summit Materials, Inc.
f
4,012,132
4,841 TriMas Corporation 134,289
5,823 Trinseo plc 132,240
Shares Common Stock (29.1%) Value
Materials (1.0%) - continued
12,104 United States Lime & Minerals, Inc. $ 1,703,759
22,668 United States Steel Corporation 567,833
1,479 Westlake Corporation 151,657
Total 63,553,668
Real Estate (1.1%)
75,833 Agree Realty Corporation 5,378,835
1,713 Alexandria Real Estate Equities,
Inc. 249,533
5,408 American Assets Trust, Inc. 143,312
12,975 AvalonBay Communities, Inc. 2,095,722
8,780 Camden Property Trust 982,306
5,276 CareTrust REIT, Inc. 98,028
21,560 CBRE Group, Inc.
f
1,659,258
82,462 CubeSmart 3,319,095
234,197 Cushman and Wakefield plc
f
2,918,095
1,892 Digital Realty Trust, Inc. 189,711
2,838 EastGroup Properties, Inc. 420,194
6,064 Elme Communities 107,939
54,672 EPR Properties 2,062,228
7,071 Equity Commonwealth 176,563
24,921 Equity Residential 1,470,339
18,828 Essential Properties Realty Trust,
Inc. 441,893
6,157 Extra Space Storage, Inc. 906,187
29,229 First Industrial Realty Trust, Inc. 1,410,591
15,447 FirstService Corporation 1,893,030
28,281 Four Corners Property Trust, Inc. 733,326
4,440 Getty Realty Corporation 150,294
95,643 Healthcare Realty Trust, Inc. 1,843,041
89,577 Host Hotels & Resorts, Inc. 1,437,711
7,390 Howard Hughes Corporation
f
564,744
61,489 Independence Realty Trust, Inc. 1,036,705
2,116 Kilroy Realty Corporation 81,826
7,057 Life Storage, Inc. 695,114
3,887 LTC Properties, Inc. 138,105
69,238 National Retail Properties, Inc. 3,168,331
191,627 National Storage Affiliates Trust 6,921,567
64,889 Necessity Retail REIT, Inc. 384,792
16,998 NetSTREIT Corporation 311,573
158,621 Pebblebrook Hotel Trust 2,123,935
20,019 Public Storage, Inc. 5,609,124
5,753 Realty Income Corporation 364,913
24,626 Regency Centers Corporation 1,539,125
118,425 Rexford Industrial Realty, Inc. 6,470,742
51,547 Sabra Health Care REIT, Inc. 640,729
25,833 SBA Communications Corporation 7,241,248
93,582 Service Properties Trust 682,213
7,454 Terreno Realty Corporation 423,909
23,996 UDR, Inc. 929,365
24,646 Zillow Group, Inc.
f
769,202
Total 70,184,493
Utilities (0.7%)
4,930 Alliant Energy Corporation 272,185
9,458 Artesian Resources Corporation 554,050
4,107 Avista Corporation 182,104
24,156 Black Hills Corporation 1,699,133
8,438 CenterPoint Energy, Inc. 253,056
10,842 Consolidated Water Company,
Ltd. 160,462
15,244 Constellation Energy Corporation 1,314,185
15,963 Duke Energy Corporation 1,644,029
13,705 Edison International, Inc. 871,912

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (29.1%) Value
Utilities (0.7%) - continued
51,982 Entergy Corporation $ 5,847,975
5,621 Essential Utilities, Inc. 268,290
28,692 Evergy, Inc. 1,805,588
2,128 NextEra Energy Partners, LP 149,152
255,753 NiSource, Inc. 7,012,747
42,819 NorthWestern Corporation 2,540,879
99,478 OGE Energy Corporation 3,934,355
20,308 Pinnacle West Capital Corporation 1,544,220
39,551 Portland General Electric
Company 1,937,999
24,058 Public Service Enterprise Group,
Inc. 1,474,034
41,661 Sempra Energy 6,438,291
13,318 Spire, Inc. 917,078
15,391 UGI Corporation 570,544
1,511 Vistra Energy Corporation 35,055
Total 41,427,323
Total Common Stock
(cost $1,578,249,040) 1,807,534,099
Principal
Amount Long-Term Fixed Income ( 10.5% ) Value
Asset-Backed Securities (0.6%)
510 Asset Backed Trust
$ 950,000
3.967%,  5/25/2061, Ser.
2021-NPL1, Class A2
h,i
795,956
720 East CLO I, Ltd.
850,000
7.825%,  (TSFR3M +
3.250%), 1/20/2036, Ser.
2022-1A, Class B
d,h
845,915
275,000
8.825%,  (TSFR3M +
4.250%), 1/20/2036, Ser.
2022-1A, Class C
d,h
272,795
Access Group, Inc.
93,901
4.516%,  (LIBOR 1M +
0.500%), 2/25/2036, Ser.
2013-1, Class A
d,h
91,865
Affirm Asset Securitization Trust
1,200,000
4.300%,  5/17/2027, Ser.
2022-A, Class 1A
h
1,140,278
AMSR Trust
1,300,000
2.153%,  6/17/2038, Ser.
2021-SFR1, Class B
d,h
1,046,973
500,000
2.352%,  6/17/2038, Ser.
2021-SFR1, Class C
d,h
396,341
675,000
2.517%,  12/17/2038, Ser.
2021-SFR4, Class C
h
572,469
Ares XL CLO, Ltd.
1,000,000
6.879%,  (LIBOR 3M +
2.800%), 1/15/2029, Ser.
2016-40A, Class CRR
d,h
912,191
Bankers Healthcare Group
Securitization Trust
455,985
5.280%,  10/17/2035, Ser.
2022-C, Class A
h
452,225
Business Jet Securities, LLC
491,777
2.981%,  11/15/2035, Ser.
2020-1A, Class A
h
447,930
CarVal CLO II, Ltd.
1,000,000
5.743%,  (LIBOR 3M +
1.500%), 4/20/2032, Ser.
2019-1A, Class BR
d,h
961,167
Principal
Amount Long-Term Fixed Income (10.5%) Value
Asset-Backed Securities (0.6%) - continued
$ 600,000
6.243%,  (LIBOR 3M +
2.000%), 4/20/2032, Ser.
2019-1A, Class CR
d,h
$ 565,795
CarVal CLO VIII-C, Ltd.
525,000
6.345%,  (TSFR3M +
2.300%), 10/22/2035, Ser.
2022-2A, Class A
d,h
523,619
375,000
7.045%,  (TSFR3M +
3.000%), 10/22/2035, Ser.
2022-2A, Class B1
d,h
371,951
CMFT Net Lease Master Issuer,
LLC
630,527
2.090%,  7/20/2051, Ser.
2021-1, Class A1
h
528,784
Commonbond Student Loan Trust
117,864
4.889%,  (LIBOR 1M +
0.500%), 2/25/2044, Ser.
2018-AGS, Class A2
d,h
114,097
Dryden 36 Senior Loan Fund
850,000
6.129%,  (LIBOR 3M +
2.050%), 4/15/2029, Ser.
2014-36A, Class CR3
d,h
812,544
FirstKey Homes Trust
1,800,000
4.493%,  5/17/2039, Ser.
2022-SFR1, Class B
h
1,666,293
Foundation Finance Trust
526,815
1.270%,  5/15/2041, Ser.
2021-1A, Class A
h
471,165
FRTKL Trust
1,150,000
1.922%,  9/17/2038, Ser.
2021-SFR1, Class C
h
976,312
Galaxy XIX CLO, Ltd.
800,000
6.175%,  (LIBOR 3M +
1.850%), 7/24/2030, Ser.
2015-19A, Class BRR
d,h
740,385
Goodgreen
711,673
3.860%,  10/15/2054, Ser.
2019-1A, Class A
h
660,279
Home Partners of America Trust
1,215,287
2.302%,  12/17/2026, Ser.
2021-2, Class B
h
1,038,141
1,004,635
2.078%,  9/17/2041, Ser.
2021-1, Class C
h
796,676
Laurel Road Prime Student Loan
Trust
47,940
2.810%,  11/25/2042, Ser.
2017-C, Class A2B
h
47,001
271,507
5.259%,  11/25/2043, Ser.
2018-D, Class A
d,h
254,714
Longfellow Place CLO, Ltd.
1,900,000
5.829%,  (LIBOR 3M +
1.750%), 4/15/2029, Ser.
2013-1A, Class BR3
d,h
1,861,170
525,000
6.379%,  (LIBOR 3M +
2.300%), 4/15/2029, Ser.
2013-1A, Class CR3
d,h
499,305
Marlette Funding Trust
417,487
5.180%,  11/15/2032, Ser.
2022-3A, Class A
h
414,168
Mercury Financial Credit Card
Master Trust
1,000,000
2.500%,  9/21/2026, Ser.
2022-1A, Class A
h
950,718

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (10.5%) Value
Asset-Backed Securities (0.6%) - continued
National Collegiate Trust
$ 329,468
4.684%,  (LIBOR 1M +
0.295%), 5/25/2031, Ser.
2007-A, Class A
d,h
$ 318,194
OCP CLO, Ltd.
850,000
6.079%,  (LIBOR 3M +
2.000%), 7/15/2030, Ser.
2017-13A, Class BR
d,h
793,018
OZLM IX, Ltd.
600,000
5.793%,  (LIBOR 3M +
1.550%), 10/20/2031, Ser.
2014-9A, Class A1BR
d,h
576,059
Pretium Mortgage Credit Partners,
LLC
556,787
5.240%,  4/25/2052, Ser.
2022-NPL2, Class A1
h,i
535,720
422,069
2.240%,  9/27/2060, Ser.
2021-NPL1, Class A1
h,i
384,414
Progress Residential Trust
600,000
1.888%,  5/17/2026, Ser.
2021-SFR3, Class B
h
515,708
Renaissance Home Equity Loan
Trust
1,083,770
5.580%,  11/25/2036, Ser.
2006-3, Class AF2
i
396,941
Saxon Asset Securities Trust
430,017
3.275%,  8/25/2035, Ser.
2004-2, Class MF2
d
367,146
Sound Point CLO XIV, Ltd.
1,250,000
6.375%,  (LIBOR 3M +
2.050%), 1/23/2029, Ser.
2016-3A, Class CR
d,h
1,200,172
Stratus CLO, Ltd.
875,000
5.993%,  (LIBOR 3M +
1.750%), 12/29/2029, Ser.
2021-1A, Class C
d,h
822,460
Tricon Residential Trust
800,000
2.244%,  7/17/2038, Ser.
2021-SFR1, Class B
h
689,743
U.S. Small Business Administration
43,173
3.191%,  3/10/2024, Ser.
2014-10A, Class 1 42,040
VCAT Asset Securitization, LLC
500,000
4.826%,  12/26/2050, Ser.
2021-NPL1, Class A2
h,i
452,166
Vericrest Opportunity Loan
Transferee
614,953
1.893%,  2/27/2051, Ser.
2021-NPL2, Class A1
h,i
553,219
850,000
4.826%,  2/27/2051, Ser.
2021-NPL2, Class A2
h,i
707,313
900,000
4.949%,  2/27/2051, Ser.
2021-NPL3, Class A2
h,i
769,638
650,000
4.826%,  3/27/2051, Ser.
2021-NPL5, Class A2
h,i
535,167
650,000
4.949%,  3/27/2051, Ser.
2021-NPL4, Class A2
h,i
552,752
438,629
2.116%,  4/25/2051, Ser.
2021-NPL8, Class A1
h,i
387,672
450,000
4.949%,  4/25/2051, Ser.
2021-NPL8, Class A2
h,i
328,222
375,000
5.438%,  12/26/2051, Ser.
2021-NP12, Class A2
h,i
340,805
Principal
Amount Long-Term Fixed Income (10.5%) Value
Asset-Backed Securities (0.6%) - continued
Wind River CLO, Ltd.
$ 750,000
5.843%,  (LIBOR 3M +
1.600%), 7/20/2030, Ser.
2013-1A, Class A2RR
d,h
$ 728,670
625,000
6.243%,  (LIBOR 3M +
2.000%), 7/20/2030, Ser.
2013-1A, Class BRR
d,h
591,788
Total 33,818,249
Basic Materials (0.1%)
Alcoa Nederland Holding BV
240,000 5.500%,  12/15/2027
h
231,279
Anglo American Capital plc
275,000 3.875%,  3/16/2029
h
246,891
Cascades USA, Inc.
165,000 5.125%,  1/15/2026
h
150,111
Chemours Company
170,000 5.750%,  11/15/2028
h
152,699
Cleveland-Cliffs, Inc.
190,000 5.875%,  6/1/2027
g
181,512
90,000 4.625%,  3/1/2029
g,h
79,875
Consolidated Energy Finance SA
281,000 5.625%,  10/15/2028
h
238,759
DowDuPont, Inc.
190,000 4.493%,  11/15/2025 186,837
EverArc Escrow Sarl
145,000 5.000%,  10/30/2029
h
118,900
First Quantum Minerals, Ltd.
314,000 6.875%,  10/15/2027
h
294,602
Glencore Funding, LLC
226,000 3.375%,  9/23/2051
h
146,592
479,000 4.000%,  3/27/2027
h
452,043
Hecla Mining Company
90,000 7.250%,  2/15/2028 88,617
Hudbay Minerals, Inc.
170,000 4.500%,  4/1/2026
h
154,418
Innophos Holdings, Inc.
73,000 9.375%,  2/15/2028
h
71,357
International Flavors and
Fragrances, Inc.
350,000 3.468%,  12/1/2050
h
236,911
Kinross Gold Corporation
218,000 5.950%,  3/15/2024 218,809
Mercer International, Inc.
75,000 5.125%,  2/1/2029 62,701
Methanex Corporation
167,000 4.250%,  12/1/2024 159,909
Mosaic Company
300,000 4.050%,  11/15/2027 282,474
Novelis Corporation
85,000 3.250%,  11/15/2026
h
76,203
100,000 4.750%,  1/30/2030
h
88,656
85,000 3.875%,  8/15/2031
h
69,393
Nutrien, Ltd.
278,000 5.900%,  11/7/2024 281,494
OCI NV
115,000 4.625%,  10/15/2025
h
108,970
Olin Corporation
245,000 5.125%,  9/15/2027 231,525

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (10.5%) Value
Basic Materials (0.1%) - continued
SCIL USA Holdings, LLC
$ 184,000 5.375%,  11/1/2026
h
$ 155,940
SPCM SA
166,000 3.375%,  3/15/2030
h
133,630
SunCoke Energy, Inc.
180,000 4.875%,  6/30/2029
h
154,510
Taseko Mines, Ltd.
129,000 7.000%,  2/15/2026
h
113,435
Unifrax Escrow Issuer Corporation
147,000 5.250%,  9/30/2028
h
118,286
United States Steel Corporation
190,000 6.875%,  3/1/2029
g
184,423
Total 5,471,761
Capital Goods (0.2%)
Advanced Drainage Systems, Inc.
157,000 6.375%,  6/15/2030
h
152,551
AECOM
280,000 5.125%,  3/15/2027 269,500
Amsted Industries, Inc.
245,000 5.625%,  7/1/2027
h
232,422
ARD Finance SA
56,000 6.500%,  6/30/2027
h
38,950
Ardagh Packaging Finance plc/
Ardagh Holdings USA, Inc.
150,000 5.250%,  8/15/2027
h
112,161
99,000 5.250%,  8/15/2027
h
74,026
Boeing Company
505,000 5.930%,  5/1/2060 460,027
395,000 5.040%,  5/1/2027 390,646
650,000 5.705%,  5/1/2040 619,816
Bombardier, Inc.
123,000 7.125%,  6/15/2026
h
119,336
211,000 7.875%,  4/15/2027
h
204,665
145,000 6.000%,  2/15/2028
h
134,084
Builders FirstSource, Inc.
140,000 5.000%,  3/1/2030
h
124,051
Canpack SA/Canpack US LLC
220,000 3.125%,  11/1/2025
h
192,760
Carrier Global Corporation
384,000 3.577%,  4/5/2050 273,813
300,000 2.700%,  2/15/2031 247,576
Chart Industries, Inc.
61,000 7.500%,  1/1/2030
h
61,323
Clydesdale Acquisition Holdings,
Inc.
24,000 6.625%,  4/15/2029
h
22,818
48,000 8.750%,  4/15/2030
h
41,087
CNH Industrial NV
300,000 3.850%,  11/15/2027 280,994
Cornerstone Building Brands, Inc.
123,000 6.125%,  1/15/2029
h
86,621
Covert Mergeco, Inc.
85,000 4.875%,  12/1/2029
h
69,638
CP Atlas Buyer, Inc.
150,000 7.000%,  12/1/2028
g,h
111,400
Crown Cork & Seal Company, Inc.
153,000 7.375%,  12/15/2026 157,515
GFL Environmental, Inc.
140,000 4.000%,  8/1/2028
h
119,700
Principal
Amount Long-Term Fixed Income (10.5%) Value
Capital Goods (0.2%) - continued
$ 248,000 3.500%,  9/1/2028
h
$ 218,032
H&E Equipment Services, Inc.
278,000 3.875%,  12/15/2028
h
236,798
Herc Holdings, Inc.
160,000 5.500%,  7/15/2027
h
149,240
Howmet Aerospace, Inc.
391,000 3.000%,  1/15/2029 332,350
338,000 5.950%,  2/1/2037 328,112
Ingersoll-Rand Luxembourg
Finance SA
300,000 3.500%,  3/21/2026 283,006
JELD-WEN, Inc.
73,000 4.625%,  12/15/2025
h
61,123
John Deere Capital Corporation
224,000 4.350%,  9/15/2032 217,603
Lockheed Martin Corporation
348,000 4.500%,  5/15/2036 332,079
120,000 6.150%,  9/1/2036 130,151
Mauser Packaging Solutions
Holding Company
170,000 5.500%,  4/15/2024
h
165,299
180,000 7.250%,  4/15/2025
h
166,449
MIWD Holdco II, LLC
96,000 5.500%,  2/1/2030
h
76,430
Nesco Holdings II, Inc.
190,000 5.500%,  4/15/2029
h
166,250
New Enterprise Stone and Lime
Company, Inc.
210,000 5.250%,  7/15/2028
h
186,474
Northrop Grumman Corporation
470,000 3.850%,  4/15/2045 374,857
OI European Group BV
184,000 4.750%,  2/15/2030
h
161,129
Owens-Brockway Glass Container,
Inc.
68,000 5.875%,  8/15/2023
g,h
67,516
Pactiv Evergreen Group
130,000 4.375%,  10/15/2028
h
116,142
Parker-Hannifin Corporation
563,000 4.500%,  9/15/2029 539,494
PGT Innovations, Inc.
175,000 4.375%,  10/1/2029
h
146,517
Raytheon Technologies
Corporation
284,000 4.125%,  11/16/2028 271,819
375,000 4.450%,  11/16/2038 340,621
400,000 3.750%,  11/1/2046 308,724
Republic Services, Inc.
335,000 2.900%,  7/1/2026 312,055
Roller Bearing Company of
America, Inc.
30,000 4.375%,  10/15/2029
h
25,941
Roper Technologies, Inc.
240,000 4.200%,  9/15/2028 231,803
400,000 1.750%,  2/15/2031 308,148
SRM Escrow Issuer, LLC
255,000 6.000%,  11/1/2028
h
228,148
Textron, Inc.
320,000 3.375%,  3/1/2028 291,051
Titan Acquisition, Ltd.
95,000 7.750%,  4/15/2026
h
85,556

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (10.5%) Value
Capital Goods (0.2%) - continued
TransDigm, Inc.
$ 219,000 6.250%,  3/15/2026
h
$ 215,976
460,000 5.500%,  11/15/2027 431,963
United Rentals North America, Inc.
175,000 4.875%,  1/15/2028 165,839
185,000 4.000%,  7/15/2030 158,137
Victors Merger Corporation
84,000 6.375%,  5/15/2029
h
46,200
Waste Pro USA, Inc.
110,000 5.500%,  2/15/2026
h
97,141
WESCO Distribution, Inc.
230,000 7.250%,  6/15/2028
h
232,984
Total 12,804,637
Collateralized Mortgage Obligations (0.6%)
Banc of America Alternative Loan
Trust
13,625
6.000%,  11/25/2035, Ser.
2005-10, Class 3CB1 11,580
Bellemeade Re, Ltd.
467,753
5.678%,  (SOFR30A +
1.750%), 3/25/2031, Ser.
2021-1A, Class M1A
d,h
465,085
BINOM Securitization Trust
548,382
2.370%,  6/25/2056, Ser.
2021-INV1, Class A2
d,h
476,931
CHNGE Mortgage Trust
1,124,249
6.000%,  10/25/2057, Ser.
2022-4, Class A1
h,i
1,110,299
Citicorp Mortgage Securities, Inc.
547,367
6.000%,  7/25/2037, Ser.
2007-6, Class 1A4 475,961
Citigroup Mortgage Loan Trust,
Inc.
2,024
2.524%,  3/25/2037, Ser.
2007-AR4, Class 2A1A
d
1,899
COLT Mortgage Loan Trust
1,093,317
1.726%,  11/25/2066, Ser.
2021-5, Class A1
d,h
920,733
Countrywide Alternative Loan Trust
304,997
3.173%,  10/25/2035, Ser.
2005-43, Class 4A1
d
248,038
592,734
7.000%,  10/25/2037, Ser.
2007-24, Class A10 222,550
Countrywide Home Loans, Inc.
153,544
5.750%,  4/25/2037, Ser.
2007-3, Class A27 80,167
Credit Suisse Mortgage Trust
500,000
3.346%,  1/25/2067, Ser.
2022-ATH1, Class A1B
d,h
414,275
875,000
4.000%,  2/25/2067, Ser.
2022-NQM2, Class A1B
d,h
737,790
930,578
1.174%,  7/25/2066, Ser.
2021-NQM6, Class A1
d,h
723,114
527,516
6.392%,  8/25/2067, Ser.
2022-ATH3, Class A3
d,h
513,217
460,638
2.572%,  11/25/2066, Ser.
2022-NQM1, Class A2
d,h
377,297
2,106,967
3.447%,  2/25/2060, Ser.
2020-RPL2, Class A12
d,h
2,093,336
Principal
Amount Long-Term Fixed Income (10.5%) Value
Collateralized Mortgage Obligations (0.6%) -
continued
Deutsche Alt-A Securities, Inc.,
Mortgage Loan Trust
$ 66,357
6.000%,  1/25/2023, Ser.
2006-AR5, Class 23A $ 46,428
Federal Home Loan Mortgage
Corporation - REMIC
1,122,991
4.000%,  1/25/2051, Ser.
5249, Class LA 1,083,280
69,945
4.000%,  7/15/2031, Ser.
4104, Class KI
j
878
358,892
3.000%,  2/15/2033, Ser.
4170, Class IG
j
34,086
739,236
3.000%,  3/15/2033, Ser.
4180, Class PI
j
81,900
1,389,240
4.500%,  10/15/2033, Ser.
2695, Class BH 1,369,222
1,000,000
2.500%,  12/15/2048, Ser.
5094, Class BC 794,004
Federal National Mortgage
Association - REMIC
1,412,874
4.500%,  6/25/2052, Ser.
2022-43, Class MA 1,379,942
848,507
4.000%,  7/25/2052, Ser.
2022-37, Class PE 814,007
922,348
3.000%,  12/25/2027, Ser.
2012-137, Class AI
j
41,486
2,387,552
5.250%,  7/25/2039, Ser.
2022-72, Class CB 2,392,445
1,422,517
4.500%,  1/25/2046, Ser.
2022-68, Class BA 1,397,624
Flagstar Mortgage Trust
608,117
2.500%,  9/25/2041, Ser.
2021-9INV, Class A1
d,h
528,200
FWD Securitization Trust
339,030
2.810%,  6/25/2049, Ser.
2019-INV1, Class A1
d,h
311,440
GCAT Trust
868,440
1.855%,  8/25/2066, Ser.
2021-NQM6, Class A1
d,h
725,414
GS Mortgage-Backed Securities
Trust
1,042,080
3.000%,  6/25/2052, Ser.
2022-GR1, Class A2
d,h
868,550
J.P. Morgan Mortgage Trust
1,140,094
2.500%,  2/25/2052, Ser.
2021-INV7, Class A2A
d,h
915,147
802,493
2.774%,  5/25/2052, Ser.
2021-LTV2, Class A2
d,h
624,127
LHOME Mortgage Trust
1,000,000
2.090%,  2/25/2026, Ser.
2021-RTL1, Class A1
d,h
946,670
400,000
2.090%,  6/25/2026, Ser.
2021-RTL2, Class A1
h,i
376,084
Mello Mortgage Capital
Acceptance
1,102,854
2.500%,  8/25/2051, Ser.
2021-INV2, Class A3
d,h
879,686
Merrill Lynch Alternative Note
Asset Trust
146,329
6.000%,  3/25/2037, Ser.
2007-F1, Class 2A1 59,673

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (10.5%) Value
Collateralized Mortgage Obligations (0.6%) -
continued
New Residential Mortgage Loan
Trust
$ 2,201,941
2.500%,  9/25/2051, Ser.
2021-INV2, Class A2
d,h
$ 1,767,487
New York Mortgage Trust
1,100,000
2.239%,  5/25/2026, Ser.
2021-BPL1, Class A1
h,i
1,020,061
682,980
2.944%,  10/25/2060, Ser.
2020-SP2, Class A1
d,h
659,108
Oaktown Re, Ltd.
444,441
5.578%,  (SOFR30A +
1.650%), 10/25/2033, Ser.
2021-1A, Class M1A
d,h
443,449
Onslow Bay Financial, LLC
525,000
3.688%,  1/25/2062, Ser.
2022-NQM3, Class A1B
d,h
450,817
Palisades Mortgage Loan Trust
1,600,000
2.857%,  6/25/2026, Ser.
2021-RTL1, Class A1
h,i
1,487,869
Preston Ridge Partners Mortgage
Trust, LLC
770,716
2.115%,  1/25/2026, Ser.
2021-1, Class A1
d,h
720,625
Residential Accredit Loans, Inc.
Trust
258,457
6.000%,  8/25/2035, Ser.
2005-QS10, Class 2A 214,177
Residential Funding Mortgage
Security I Trust
60,302
6.000%,  7/25/2037, Ser.
2007-S7, Class A20 45,848
ROC Securities Trust Series
975,000
2.487%,  8/25/2026, Ser.
2021-RTL1, Class A1
d,h
913,299
Sequoia Mortgage Trust
183,990
3.182%,  9/20/2046, Ser.
2007-1, Class 4A1
d
126,417
Toorak Mortgage Corporation, Ltd.
338,516
2.734%,  3/25/2023, Ser.
2020-1, Class A1
h,i
326,957
1,000,000
2.240%,  6/25/2024, Ser.
2021-1, Class A1
h,i
945,694
TRK Trust
856,109
1.966%,  11/25/2056, Ser.
2021-INV2, Class A1
d,h
704,187
Vericrest Opportunity Loan
Transferee
679,021
2.116%,  3/27/2051, Ser.
2021-NPL5, Class A1
h,i
615,569
Verus Securitization Trust
467,762
2.286%,  11/25/2066, Ser.
2021-8, Class A2
d,h
389,364
Total 35,373,493
Commercial Mortgage-Backed Securities (0.5%)
BANK 2021-BNK36
1,150,000
2.470%,  9/15/2064, Ser.
2021-BN36, Class A5 937,425
BANK 2022-BNK39
16,471,484
0.427%,  2/15/2055, Ser.
2022-BNK39, Class XA
d,j
479,632
Principal
Amount Long-Term Fixed Income (10.5%) Value
Commercial Mortgage-Backed Securities (0.5%)
- continued
$ 1,250,000
2.928%,  2/15/2055, Ser.
2022-BNK39, Class A4 $ 1,054,757
BANK 2022-BNK40
1,150,000
3.507%,  3/15/2064, Ser.
2022-BNK40, Class A4
d
1,010,545
BBCMS Mortgage Trust
8,154,756
0.740%,  2/15/2055, Ser.
2022-C14, Class XA
d,j
353,577
1,100,000
2.492%,  7/15/2054, Ser.
2021-C10, Class A5 908,981
6,996,327
1.152%,  9/15/2055, Ser.
2022-C17, Class XA
d,j
565,092
900,000
2.689%,  11/15/2054, Ser.
2021-C12, Class A5 744,990
6,884,435
1.852%,  10/15/2053, Ser.
2020-C8, Class XA
d,j
657,734
Benchmark Mortgage Trust
1,850,000
2.669%,  12/15/2054, Ser.
2021-B31, Class A5 1,529,888
BFLD Trust
400,000
6.018%,  (LIBOR 1M +
1.700%), 10/15/2035, Ser.
2020-EYP, Class B
d,h
366,828
Federal Home Loan Mortgage
Corporation Multifamily
Structured Pass Through
Certificates
2,250,000
2.920%,  6/25/2032, Ser.
K146, Class A2
k
1,977,400
2,750,000
3.710%,  9/25/2032, Ser.
K-150, Class A2
d,k
2,577,023
Federal Home Loan Mortgage
Corporation Multifamily WI
Certificates
2,750,000
3.000%,  8/25/2032, Ser.
K147, Class A2 2,432,707
1,750,000
3.500%,  9/25/2032, Ser.
K148, Class A2 1,612,740
3,100,000
3.530%,  10/25/2032, Ser.
K149, Class A2 2,863,168
2,900,000
3.780%,  12/25/2032, Ser.
K152, Class A2 2,739,274
2,800,000
3.800%,  12/25/2032, Ser.
K151, Class A2 2,642,846
2,750,000
3.820%,  1/25/2033, Ser.
K153, Class A2 2,584,960
Morgan Stanley Capital I Trust
7,149,404
1.973%,  7/15/2053, Ser.
2020-HR8, Class XA
d,j
717,750
Total 28,757,317
Communications Services (0.3%)
Activision Blizzard, Inc.
449,000 2.500%,  9/15/2050 275,732
Allen Media, LLC/Allen Media Co-
Issuer, Inc.
146,000 10.500%,  2/15/2028
h
55,480
Altice Financing SA
95,000 5.750%,  8/15/2029
h
74,723
Altice France SA
110,000 8.125%,  2/1/2027
h
100,197
94,000 5.125%,  7/15/2029
h
70,476

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (10.5%) Value
Communications Services (0.3%) - continued
$ 182,000 5.500%,  10/15/2029
h
$ 138,780
American Tower Corporation
130,000 3.375%,  10/15/2026 121,545
525,000 2.900%,  1/15/2030 444,605
AT&T, Inc.
337,000 3.650%,  6/1/2051 237,353
451,000 3.500%,  9/15/2053 304,396
400,000 2.300%,  6/1/2027 355,756
450,000 4.350%,  3/1/2029 427,935
700,000 4.900%,  8/15/2037 643,369
CCO Holdings, LLC
220,000 5.500%,  5/1/2026
h
212,982
290,000 5.125%,  5/1/2027
h
270,300
116,000 5.000%,  2/1/2028
h
105,327
18,000 6.375%,  9/1/2029
h
16,915
445,000 4.750%,  2/1/2032
h
360,761
155,000 4.250%,  1/15/2034
h
114,397
Cengage Learning, Inc.
127,000 9.500%,  6/15/2024
g,h
121,126
Charter Communications
Operating, LLC
250,000 4.500%,  2/1/2024 247,048
495,000 4.200%,  3/15/2028 454,961
650,000 3.500%,  6/1/2041 423,536
Clear Channel Worldwide
Holdings, Inc.
147,000 5.125%,  8/15/2027
h
127,375
144,000 7.750%,  4/15/2028
h
105,121
Comcast Corporation
247,000 2.887%,  11/1/2051 158,635
165,000 3.950%,  10/15/2025 161,587
375,000 4.250%,  10/15/2030 358,744
485,000 4.400%,  8/15/2035 451,401
490,000 4.750%,  3/1/2044 445,652
Consolidated Communications,
Inc.
147,000 5.000%,  10/1/2028
h
108,408
54,000 6.500%,  10/1/2028
h
41,961
Cox Communications, Inc.
475,000 3.350%,  9/15/2026
h
444,106
CSC Holdings, LLC
150,000 5.375%,  2/1/2028
h
120,937
213,000 6.500%,  2/1/2029
h
174,127
296,000 4.125%,  12/1/2030
h
208,926
Cumulus Media New Holdings,
Inc.
73,000 6.750%,  7/1/2026
h
61,320
Deutsche Telekom International
Finance BV
560,000 8.750%,  6/15/2030 660,384
DIRECTV Holdings, LLC
215,000 5.875%,  8/15/2027
h
192,352
Discovery Communications, LLC
600,000 4.900%,  3/11/2026 581,829
DISH DBS Corporation
62,000 5.875%,  11/15/2024 57,613
78,000 5.250%,  12/1/2026
h
65,702
62,000 7.375%,  7/1/2028 43,865
108,000 5.750%,  12/1/2028
h
86,198
95,000 5.125%,  6/1/2029 61,285
Entercom Media Corporation
225,000 6.500%,  5/1/2027
h
42,332
Principal
Amount Long-Term Fixed Income (10.5%) Value
Communications Services (0.3%) - continued
Frontier Communications
Corporation
$ 72,000 6.750%,  5/1/2029
h
$ 59,563
Frontier Communications
Holdings, LLC
181,000 5.875%,  10/15/2027
h
168,071
45,000 8.750%,  5/15/2030
h
45,754
GCI, LLC
170,000 4.750%,  10/15/2028
h
142,814
Gray Escrow II, Inc.
330,000 5.375%,  11/15/2031
h
237,815
Gray Television, Inc.
210,000 4.750%,  10/15/2030
h
151,907
Hughes Satellite Systems
Corporation
120,000 6.625%,  8/1/2026 111,929
iHeartCommunications, Inc.
220,000 4.750%,  1/15/2028
h
179,155
Iliad Holding SASU
221,000 6.500%,  10/15/2026
h
204,967
Lamar Media Corporation
97,000 3.625%,  1/15/2031 80,193
LCPR Senior Secured Financing
DAC
135,000 6.750%,  10/15/2027
h
126,225
Level 3 Financing, Inc.
300,000 4.625%,  9/15/2027
h
249,750
140,000 4.250%,  7/1/2028
h
110,278
Lumen Technologies, Inc.
121,000 5.125%,  12/15/2026
h
105,185
Magallanes, Inc.
394,000 5.141%,  3/15/2052
h
286,425
338,000 4.054%,  3/15/2029
h
292,411
338,000 5.050%,  3/15/2042
h
258,598
Meta Platforms, Inc.
449,000 3.850%,  8/15/2032 395,092
Netflix, Inc.
120,000 4.875%,  4/15/2028 115,870
130,000 5.875%,  11/15/2028 131,759
254,000 5.375%,  11/15/2029
h
246,380
230,000 4.875%,  6/15/2030
h
214,498
NTT Finance Corporation
393,000 4.372%,  7/27/2027
h
383,850
Omnicom Group, Inc.
224,000 3.600%,  4/15/2026 214,877
200,000 4.200%,  6/1/2030 186,492
Playtika Holding Corporation
151,000 4.250%,  3/15/2029
h
118,527
Radiate Holdco, LLC
120,000 6.500%,  9/15/2028
h
50,282
Scripps Escrow II, Inc.
68,000 3.875%,  1/15/2029
h
54,570
120,000 5.375%,  1/15/2031
g,h
96,181
Scripps Escrow, Inc.
115,000 5.875%,  7/15/2027
h
102,638
Sinclair Television Group, Inc.
240,000 5.500%,  3/1/2030
h
167,815
Sirius XM Radio, Inc.
285,000 5.000%,  8/1/2027
h
263,443
115,000 4.000%,  7/15/2028
h
100,085

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (10.5%) Value
Communications Services (0.3%) - continued
Sprint Capital Corporation
$ 172,000 6.875%,  11/15/2028 $ 178,526
235,000 8.750%,  3/15/2032 279,674
Sprint Corporation
241,000 7.625%,  2/15/2025 248,792
TEGNA, Inc.
254,000 4.625%,  3/15/2028 241,224
Telesat Canada
85,000 4.875%,  6/1/2027
h
38,175
45,000 6.500%,  10/15/2027
h
13,016
T-Mobile USA, Inc.
561,000 3.600%,  11/15/2060 370,413
901,000 3.500%,  4/15/2031 778,283
315,000 4.375%,  4/15/2040 268,821
United States Cellular Corporation
150,000 6.700%,  12/15/2033 132,330
Uniti Group, LP
230,000 4.750%,  4/15/2028
h
184,000
Univision Communications, Inc.
243,000 6.625%,  6/1/2027
h
234,449
Verizon Communications, Inc.
337,000 3.000%,  11/20/2060 200,657
190,000 2.100%,  3/22/2028 164,897
725,000 2.650%,  11/20/2040 489,363
492,000 3.400%,  3/22/2041 369,936
VTR Finance NV
150,000 6.375%,  7/15/2028
h
57,044
VZ Secured Financing BV
243,000 5.000%,  1/15/2032
h
197,467
Walt Disney Company
451,000 3.600%,  1/13/2051 343,408
YPSO Finance BIS SA
76,000 10.500%,  5/15/2027
h
57,950
Total 20,839,384
Consumer Cyclical (0.3%)
1011778 B.C., ULC
250,000 4.375%,  1/15/2028
h
223,851
Allied Universal Holdco, LLC
85,000 6.625%,  7/15/2026
h
77,775
245,000 4.625%,  6/1/2028
h
202,353
105,000 6.000%,  6/1/2029
h
76,205
Allison Transmission, Inc.
245,000 3.750%,  1/30/2031
h
201,512
Amazon.com, Inc.
375,000 3.875%,  8/22/2037 332,220
American Axle & Manufacturing,
Inc.
360,000 6.500%,  4/1/2027
g
324,714
Arko Corporation
109,000 5.125%,  11/15/2029
h
85,587
Ashton Woods USA, LLC
140,000 4.625%,  8/1/2029
h
112,102
60,000 4.625%,  4/1/2030
h
48,157
Boyd Gaming Corporation
155,000 4.750%,  6/15/2031
h
134,850
Boyne USA, Inc.
120,000 4.750%,  5/15/2029
h
106,205
Principal
Amount Long-Term Fixed Income (10.5%) Value
Consumer Cyclical (0.3%) - continued
Brookfield Residential Properties,
Inc.
$ 160,000 6.250%,  9/15/2027
h
$ 142,096
Caesars Entertainment, Inc.
288,000 6.250%,  7/1/2025
h
279,843
50,000 8.125%,  7/1/2027
h
49,127
175,000 4.625%,  10/15/2029
h
142,417
Carnival Corporation
169,000 10.500%,  2/1/2026
h
169,804
138,000 7.625%,  3/1/2026
g,h
109,378
268,000 5.750%,  3/1/2027
h
191,363
70,000 4.000%,  8/1/2028
h
57,079
Cedar Fair, LP
76,000 5.375%,  4/15/2027 72,580
169,000 5.250%,  7/15/2029 151,770
Churchill Downs, Inc.
140,000 4.750%,  1/15/2028
h
125,282
Cinemark USA, Inc.
238,000 5.875%,  3/15/2026
g,h
198,244
Clarios Global, LP
110,000 8.500%,  5/15/2027
h
107,415
D.R. Horton, Inc.
300,000 2.600%,  10/15/2025 279,307
Daimler Trucks Finance North
America, LLC
390,000 2.000%,  12/14/2026
h
343,626
Dana, Inc.
190,000 5.625%,  6/15/2028 172,837
Empire Communities Corporation
122,000 7.000%,  12/15/2025
h
110,308
Expedia Group, Inc.
690,000 3.250%,  2/15/2030 585,324
Ford Motor Company
312,000 3.250%,  2/12/2032 233,982
156,000 6.100%,  8/19/2032 144,044
Ford Motor Credit Company, LLC
425,000 2.300%,  2/10/2025 387,974
420,000 4.134%,  8/4/2025 393,116
275,000 2.700%,  8/10/2026 238,810
Forestar Group, Inc.
145,000 3.850%,  5/15/2026
h
127,120
General Motors Company
325,000 6.125%,  10/1/2025 330,756
450,000 6.800%,  10/1/2027 467,092
General Motors Financial
Company, Inc.
230,000 1.500%,  6/10/2026 199,742
GLP Capital, LP
467,000 5.750%,  6/1/2028 457,907
Goodyear Tire & Rubber Company
110,000 5.000%,  7/15/2029
g
91,756
85,000 5.250%,  7/15/2031 69,525
Guitar Center Escrow Issuer II, Inc.
67,000 8.500%,  1/15/2026
h
55,064
Hanesbrands, Inc.
144,000 4.875%,  5/15/2026
h
128,674
Hilton Domestic Operating
Company, Inc.
300,000 4.875%,  1/15/2030 271,863
71,000 3.625%,  2/15/2032
h
56,857

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (10.5%) Value
Consumer Cyclical (0.3%) - continued
Hilton Grand Vacations Borrower
Escrow, LLC
$ 215,000 5.000%,  6/1/2029
h
$ 184,900
Home Depot, Inc.
275,000 5.400%,  9/15/2040 281,926
336,000 4.250%,  4/1/2046 290,914
315,000 3.900%,  6/15/2047 258,945
Hyundai Capital America
475,000 1.800%,  1/10/2028
h
389,546
Hyundai Capital Services, Inc.
225,000 2.125%,  4/24/2025
h
205,708
International Game Technology plc
200,000 5.250%,  1/15/2029
h
186,372
Jacobs Entertainment, Inc.
97,000 6.750%,  2/15/2029
h
87,555
KB Home
195,000 4.800%,  11/15/2029 169,570
Kia Corporation
200,000 2.375%,  2/14/2025
h
185,547
Kohl's Corporation
215,000 3.375%,  5/1/2031 150,706
360,000 5.550%,  7/17/2045 226,800
L Brands, Inc.
260,000 6.625%,  10/1/2030
h
243,985
80,000 6.875%,  11/1/2035 71,112
Lennar Corporation
525,000 4.750%,  5/30/2025 521,646
Lowe's Companies, Inc.
224,000 5.625%,  4/15/2053 214,434
690,000 2.625%,  4/1/2031 571,708
Macy's Retail Holdings, LLC
155,000 5.875%,  4/1/2029
h
137,237
Magic MergerCo, Inc.
115,000 5.250%,  5/1/2028
h
92,521
Marriott International, Inc.
40,000 5.750%,  5/1/2025 40,345
460,000 4.625%,  6/15/2030 429,232
Mattamy Group Corporation
133,000 5.250%,  12/15/2027
h
117,949
McDonald's Corporation
325,000 4.450%,  3/1/2047 281,727
MGM Resorts International
305,000 6.000%,  3/15/2023 303,917
20,000 5.750%,  6/15/2025 19,438
NCL Corporation, Ltd.
179,000 3.625%,  12/15/2024
h
152,930
48,000 5.875%,  3/15/2026
h
37,703
72,000 5.875%,  2/15/2027
h
62,374
Nissan Motor Acceptance
Company, LLC
480,000 1.125%,  9/16/2024
h
437,378
Nordstrom, Inc.
81,000 4.250%,  8/1/2031 57,923
PACCAR Financial Corporation
337,000 4.950%,  10/3/2025 338,495
PENN Entertainment, Inc.
160,000 4.125%,  7/1/2029
h
126,401
PetSmart, Inc./PetSmart Finance
Corporation
210,000 4.750%,  2/15/2028
h
190,156
130,000 7.750%,  2/15/2029
h
122,095
Principal
Amount Long-Term Fixed Income (10.5%) Value
Consumer Cyclical (0.3%) - continued
Prime Security Services Borrower,
LLC/Prime Finance, Inc.
$ 299,000 5.750%,  4/15/2026
h
$ 287,788
132,000 6.250%,  1/15/2028
h
120,141
Realogy Group, LLC
210,000 5.750%,  1/15/2029
h
158,842
Royal Caribbean Cruises, Ltd.
73,000 11.500%,  6/1/2025
h
78,293
262,000 4.250%,  7/1/2026
h
211,787
172,000 9.250%,  1/15/2029
h
176,747
Scientific Games International, Inc.
200,000 7.250%,  11/15/2029
h
192,000
40,000 6.625%,  3/1/2030
h
33,788
SeaWorld Parks and
Entertainment, Inc.
70,000 5.250%,  8/15/2029
h
60,949
Six Flags Theme Parks, Inc.
55,000 7.000%,  7/1/2025
h
55,375
Staples, Inc.
137,000 7.500%,  4/15/2026
h
117,913
123,000 10.750%,  4/15/2027
g,h
88,572
Station Casinos, LLC
122,000 4.625%,  12/1/2031
h
97,865
Target Corporation
337,000 2.950%,  1/15/2052 231,117
Toll Brothers Finance Corporation
235,000 3.800%,  11/1/2029 200,628
Travel + Leisure Company
123,000 6.625%,  7/31/2026
h
120,326
Tripadvisor, Inc.
37,000 7.000%,  7/15/2025
h
36,557
Uber Technologies, Inc.
120,000 6.250%,  1/15/2028
g,h
115,200
VICI Properties, LP/VICI Note
Company, Inc.
583,000 4.625%,  6/15/2025
h
558,951
267,000 5.750%,  2/1/2027
h
260,261
182,000 3.750%,  2/15/2027
h
165,210
Viking Cruises, Ltd.
107,000 5.875%,  9/15/2027
h
87,223
Volkswagen Group of America
Finance, LLC
338,000 4.350%,  6/8/2027
h
323,984
Wabash National Corporation
175,000 4.500%,  10/15/2028
h
149,028
Walmart, Inc.
336,000 4.500%,  9/9/2052 319,597
Wyndham Hotels & Resorts, Inc.
90,000 4.375%,  8/15/2028
h
80,748
Yum! Brands, Inc.
210,000 4.750%,  1/15/2030
h
192,675
Total 20,578,373
Consumer Non-Cyclical (0.3%)
1375209 BC, Ltd.
120,000 9.000%,  1/30/2028
h
116,850
Abbott Laboratories
641,000 4.750%,  11/30/2036 634,486
AbbVie, Inc.
150,000 2.950%,  11/21/2026 139,498

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (10.5%) Value
Consumer Non-Cyclical (0.3%) - continued
$ 650,000 4.300%,  5/14/2036 $ 585,304
225,000 4.850%,  6/15/2044 206,095
400,000 4.875%,  11/14/2048 364,345
Albertson's Companies, Inc.
226,000 4.625%,  1/15/2027
h
209,925
229,000 3.500%,  3/15/2029
h
192,129
Amgen, Inc.
375,000 4.200%,  2/22/2052 297,373
Anheuser-Busch Companies, LLC
360,000 4.700%,  2/1/2036 339,999
Anheuser-Busch InBev Worldwide,
Inc.
575,000 4.375%,  4/15/2038 513,998
Aramark Services, Inc.
227,000 5.000%,  2/1/2028
h
211,776
Archer-Daniels-Midland Company
415,000 2.700%,  9/15/2051 274,748
AstraZeneca plc
580,000 3.000%,  5/28/2051 406,711
Avantor Funding, Inc.
148,000 4.625%,  7/15/2028
h
134,479
B&G Foods, Inc.
73,000 5.250%,  9/15/2027 55,983
BAT Capital Corporation
112,000 7.750%,  10/19/2032 120,464
Bausch Health Companies, Inc.
66,000 5.500%,  11/1/2025
g,h
56,068
145,000 4.875%,  6/1/2028
h
92,226
165,000 11.000%,  9/30/2028
h
128,674
Becton, Dickinson and Company
157,000 3.794%,  5/20/2050 120,480
375,000 3.700%,  6/6/2027 354,310
Bristol-Myers Squibb Company
556,000 3.550%,  3/15/2042 451,276
Bunge, Ltd. Finance Corporation
500,000 2.750%,  5/14/2031 410,361
Cargill, Inc.
251,000 3.125%,  5/25/2051
h
172,872
Central Garden & Pet Company
220,000 4.125%,  10/15/2030 180,709
Cheplapharm Arzneimittel GmbH
20,000 5.500%,  1/15/2028
h
16,724
Chobani, LLC/Chobani Finance
Corporation, Inc.
174,000 4.625%,  11/15/2028
h
151,486
Community Health Systems, Inc.
42,000 8.000%,  12/15/2027
h
38,014
150,000 6.000%,  1/15/2029
h
125,472
138,000 6.875%,  4/15/2029
h
70,927
Constellation Brands, Inc.
470,000 3.600%,  2/15/2028 435,556
250,000 2.875%,  5/1/2030 212,815
Coty, Inc.
125,000 5.000%,  4/15/2026
h
118,534
CVS Health Corporation
465,000 4.875%,  7/20/2035 441,597
Edgewell Personal Care Company
120,000 5.500%,  6/1/2028
h
112,228
Eli Lilly and Company
380,000 2.500%,  9/15/2060 229,038
Principal
Amount Long-Term Fixed Income (10.5%) Value
Consumer Non-Cyclical (0.3%) - continued
Embecta Corporation
$ 56,000 6.750%,  2/15/2030
h
$ 50,540
Encompass Health Corporation
240,000 4.500%,  2/1/2028
g
218,016
Energizer Holdings, Inc.
190,000 4.750%,  6/15/2028
h
164,655
H. J. Heinz Company
80,000 5.200%,  7/15/2045 73,809
HCA, Inc.
297,000 5.375%,  2/1/2025 296,640
401,000 3.500%,  9/1/2030 345,853
HFC Prestige Products, Inc.
214,000 4.750%,  1/15/2029
h
193,670
HLF Financing SARL, LLC
293,000 4.875%,  6/1/2029
h
201,810
Imperial Brands Finance plc
550,000 3.875%,  7/26/2029
h
470,339
Jazz Securities DAC
97,000 4.375%,  1/15/2029
h
86,442
JBS USA LUX SA/JBS USA Food
Company/JBS USA Finance,
Inc.
338,000 4.375%,  2/2/2052
h
238,940
227,000 5.500%,  1/15/2030
h
215,995
373,000 3.000%,  5/15/2032
h
286,035
Johnson & Johnson
450,000 4.375%,  12/5/2033 442,410
Kimberly-Clark Corporation
300,000 3.900%,  5/4/2047 245,745
Kraft Heinz Foods Company
300,000 3.875%,  5/15/2027 286,619
360,000 4.375%,  6/1/2046 292,537
Lamb Weston Holdings, Inc.
102,000 4.125%,  1/31/2030
h
90,086
Mattel, Inc.
195,000 3.375%,  4/1/2026
h
179,284
282,000 5.450%,  11/1/2041 229,546
Medtronic, Inc.
338,000 4.375%,  3/15/2035 319,472
Mozart Debt Merger Sub, Inc.
151,000 3.875%,  4/1/2029
h
121,700
119,000 5.250%,  10/1/2029
h
94,518
Newell Brands, Inc.
360,000 4.450%,  4/1/2026 338,686
Organon & Company
167,000 4.125%,  4/30/2028
h
147,862
Owens & Minor, Inc.
120,000 6.625%,  4/1/2030
h
103,128
PepsiCo, Inc.
215,000 4.200%,  7/18/2052 195,732
Performance Food Group, Inc.
105,000 4.250%,  8/1/2029
h
90,995
Perrigo Finance Unlimited
Company
270,000 4.375%,  3/15/2026 250,449
Pfizer, Inc.
432,000 2.700%,  5/28/2050 292,085
Philip Morris International, Inc.
211,000 5.125%,  11/17/2027 212,541
211,000 5.625%,  11/17/2029 214,055

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (10.5%) Value
Consumer Non-Cyclical (0.3%) - continued
Pilgrim's Pride Corporation
$ 152,000 3.500%,  3/1/2032
h
$ 118,940
Post Holdings, Inc.
157,000 5.750%,  3/1/2027
h
151,832
68,000 5.625%,  1/15/2028
h
64,011
65,000 5.500%,  12/15/2029
h
58,819
140,000 4.500%,  9/15/2031
h
117,692
Primo Water Holdings, Inc.
144,000 4.375%,  4/30/2029
h
124,357
Reynolds American, Inc.
512,000 5.700%,  8/15/2035 462,163
Roche Holdings, Inc.
336,000 4.000%,  11/28/2044
h
290,147
Scotts Miracle-Gro Company
108,000 4.500%,  10/15/2029 87,480
SEG Holding, LLC
250,000 5.625%,  10/15/2028
h
235,000
Simmons Foods, Inc.
247,000 4.625%,  3/1/2029
h
201,071
Spectrum Brands, Inc.
100,000 5.000%,  10/1/2029
h
86,543
120,000 5.500%,  7/15/2030
h
105,904
Syneos Health, Inc.
180,000 3.625%,  1/15/2029
h
143,342
Sysco Corporation
375,000 6.600%,  4/1/2040 401,848
Takeda Pharmaceutical Company,
Ltd.
335,000 3.175%,  7/9/2050 225,937
Teleflex, Inc.
155,000 4.250%,  6/1/2028
h
141,493
Tenet Healthcare Corporation
86,000 4.625%,  7/15/2024 83,872
119,000 6.250%,  2/1/2027
h
114,301
440,000 5.125%,  11/1/2027
h
409,306
110,000 6.125%,  10/1/2028
h
98,485
Teva Pharmaceutical Finance
Netherlands III BV
352,000 3.150%,  10/1/2026 307,824
Thermo Fisher Scientific, Inc.
285,000 2.000%,  10/15/2031 230,813
TreeHouse Foods, Inc.
190,000 4.000%,  9/1/2028 161,500
United Natural Foods, Inc.
119,000 6.750%,  10/15/2028
h
114,338
Zoetis, Inc.
468,000 4.700%,  2/1/2043 419,652
Total 20,670,394
Energy (0.3%)
Antero Resources Corporation
129,000 5.375%,  3/1/2030
h
119,597
Archrock Partners, LP/Archrock
Partners Finance Corporation
190,000 6.250%,  4/1/2028
h
173,852
Blue Racer Midstream, LLC/Blue
Racer Finance Corporation
46,000 7.625%,  12/15/2025
h
45,657
96,000 6.625%,  7/15/2026
h
92,925
Principal
Amount Long-Term Fixed Income (10.5%) Value
Energy (0.3%) - continued
BP Capital Markets America, Inc.
$ 627,000 2.939%,  6/4/2051 $ 412,818
250,000 3.543%,  4/6/2027 237,588
Buckeye Partners, LP
155,000 3.950%,  12/1/2026 138,679
Callon Petroleum Company
138,000 8.250%,  7/15/2025 137,310
111,000 7.500%,  6/15/2030
h
101,565
Canadian Natural Resources, Ltd.
195,000 2.050%,  7/15/2025 181,416
265,000 2.950%,  7/15/2030 223,290
Cheniere Energy Partners, LP
897,000 4.500%,  10/1/2029 806,602
84,000 3.250%,  1/31/2032 66,755
Cheniere Energy, Inc.
169,000 4.625%,  10/15/2028 152,754
Chesapeake Energy Corporation
248,000 6.750%,  4/15/2029
h
241,453
CNX Resources Corporation
140,000 6.000%,  1/15/2029
h
128,820
Comstock Resources, Inc.
135,000 5.875%,  1/15/2030
h
116,060
Continental Resources, Inc.
187,000 2.268%,  11/15/2026
h
162,027
CQP Holdco, LP/BIP-V Chinnok
Holdco, LLC
133,000 5.500%,  6/15/2031
h
116,177
CrownRock Finance, Inc.
167,000 5.625%,  10/15/2025
h
161,155
Devon Energy Corporation
634,000 4.500%,  1/15/2030 590,250
DT Midstream, Inc.
160,000 4.125%,  6/15/2029
h
137,458
70,000 4.375%,  6/15/2031
h
58,723
Enbridge, Inc.
317,000 2.500%,  2/14/2025 299,051
Endeavor Energy Resources, LP
162,000 5.750%,  1/30/2028
h
155,118
Enerflex, Ltd.
97,000 9.000%,  10/15/2027
h
96,733
Energy Transfer, LP
475,000 4.000%,  10/1/2027 443,307
265,000 4.900%,  3/15/2035 235,982
250,000 5.150%,  2/1/2043 206,636
400,000 6.000%,  6/15/2048 360,579
EnLink Midstream Partners, LP
190,000 4.850%,  7/15/2026 178,605
Enterprise Products Operating,
LLC
300,000 3.300%,  2/15/2053 199,555
EQM Midstream Partners, LP
122,000 4.750%,  1/15/2031
h
99,735
EQT Corporation
337,000 6.125%,  2/1/2025 337,792
337,000 3.900%,  10/1/2027 311,107
Equinor ASA
315,000 3.000%,  4/6/2027 293,853
Exxon Mobil Corporation
525,000 3.452%,  4/15/2051 395,237

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (10.5%) Value
Energy (0.3%) - continued
Ferrellgas, LP
$ 120,000 5.375%,  4/1/2026
h
$ 109,158
Halliburton Company
300,000 4.850%,  11/15/2035 277,534
225,000 5.000%,  11/15/2045 199,225
Harvest Midstream, LP
277,000 7.500%,  9/1/2028
h
264,380
Hess Midstream Operations, LP
190,000 5.625%,  2/15/2026
h
185,076
83,000 5.500%,  10/15/2030
h
75,933
Hilcorp Energy I, LP/Hilcorp
Finance Company
230,000 5.750%,  2/1/2029
h
204,715
112,000 6.250%,  4/15/2032
h
96,647
Holly Energy Partners, LP/Holly
Energy Finance Corporation
102,000 6.375%,  4/15/2027
h
100,214
Howard Midstream Energy
Partners, LLC
178,000 6.750%,  1/15/2027
h
170,621
ITT Holdings, LLC
150,000 6.500%,  8/1/2029
h
126,321
Laredo Petroleum, Inc.
265,000 7.750%,  7/31/2029
h
238,522
Magellan Midstream Partners, LP
315,000 5.000%,  3/1/2026 312,900
Marathon Petroleum Corporation
230,000 6.500%,  3/1/2041 236,261
MEG Energy Corporation
154,000 7.125%,  2/1/2027
h
157,063
MPLX, LP
287,000 4.875%,  6/1/2025 282,601
449,000 4.950%,  9/1/2032 421,021
Murphy Oil Corporation
110,000 5.875%,  12/1/2027 105,852
Nabors Industries, Ltd.
205,000 7.250%,  1/15/2026
h
193,192
National Fuel Gas Company
525,000 5.500%,  1/15/2026 522,297
New Fortress Energy, Inc.
80,000 6.750%,  9/15/2025
h
75,664
NuStar Logistics, LP
180,000 5.750%,  10/1/2025 173,040
Oasis Petroleum, Inc.
135,000 6.375%,  6/1/2026
h
131,481
Occidental Petroleum Corporation
75,000 8.500%,  7/15/2027 80,760
160,000 6.450%,  9/15/2036 163,200
Ovintiv Exploration, Inc.
390,000 5.375%,  1/1/2026 386,106
Precision Drilling Corporation
135,000 6.875%,  1/15/2029
h
125,686
Range Resources Corporation
144,000 4.750%,  2/15/2030
g,h
126,879
SM Energy Company
119,000 6.625%,  1/15/2027 114,623
105,000 6.500%,  7/15/2028 100,671
Southwestern Energy Company
95,000 5.375%,  2/1/2029 88,071
100,000 5.375%,  3/15/2030 91,202
Principal
Amount Long-Term Fixed Income (10.5%) Value
Energy (0.3%) - continued
$ 83,000 4.750%,  2/1/2032 $ 70,931
Suburban Propane Partners, LP
152,000 5.875%,  3/1/2027 144,431
Sunoco, LP
285,000 5.875%,  3/15/2028 269,907
Tallgrass Energy Partners LP/
Tallgrass Energy Finance
Corporation
250,000 5.500%,  1/15/2028
h
221,710
Targa Resources Corporation
394,000 4.200%,  2/1/2033 338,983
Teine Energy, Ltd.
150,000 6.875%,  4/15/2029
h
134,625
Transocean Proteus, Ltd.
60,000 6.250%,  12/1/2024
g,h
59,104
Transocean, Inc.
140,000 11.500%,  1/30/2027
h
140,350
USA Compression Partners, LP
161,000 6.875%,  4/1/2026 154,446
Venture Global Calcasieu Pass,
LLC
155,000 3.875%,  8/15/2029
h
135,625
95,000 4.125%,  8/15/2031
h
80,940
W&T Offshore, Inc.
88,000 9.750%,  11/1/2023
h
86,442
Weatherford International, Ltd.
172,000 8.625%,  4/30/2030
h
165,173
Western Midstream Operating, LP
240,000 3.950%,  6/1/2025 227,174
130,000 5.500%,  8/15/2048 107,896
Williams Companies, Inc.
225,000 5.300%,  8/15/2052 201,183
500,000 7.500%,  1/15/2031 547,289
Total 17,239,346
Financials (0.9%)
Acrisure, LLC/Acrisure Finance,
Inc.
97,000 7.000%,  11/15/2025
h
89,125
AerCap Ireland Capital DAC/
AerCap Global Aviation Trust
540,000 3.500%,  1/15/2025 514,285
575,000 3.875%,  1/23/2028 517,124
250,000 3.400%,  10/29/2033 189,548
Air Lease Corporation
690,000 3.000%,  2/1/2030 575,441
170,000 2.875%,  1/15/2032 135,053
Aircastle, Ltd.
300,000 5.250%,  8/11/2025
h
288,521
Alliant Holdings Intermediate, LLC
81,000 6.750%,  10/15/2027
h
72,808
Ally Financial, Inc.
455,000 5.750%,  11/20/2025 440,780
460,000 8.000%,  11/1/2031 474,879
American Express Company
275,000 3.375%,  5/3/2024 269,401
400,000 2.250%,  3/4/2025 377,549
American Homes 4 Rent, LP
480,000 2.375%,  7/15/2031 370,238
American International Group, Inc.
413,000 3.900%,  4/1/2026 400,056

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (10.5%) Value
Financials (0.9%) - continued
AmWINS Group, Inc.
$ 140,000 4.875%,  6/30/2029
h
$ 118,741
ANZ Bank New Zealand, Ltd.
225,000 5.548%,  8/11/2032
d,h
218,444
Ares Capital Corporation
173,000 3.250%,  7/15/2025 159,190
425,000 3.875%,  1/15/2026 389,492
250,000 2.150%,  7/15/2026 211,668
Associated Banc-Corporation
275,000 4.250%,  1/15/2025 267,427
Australia and New Zealand
Banking Group, Ltd.
450,000 2.950%,  7/22/2030
d,h
406,817
Aviation Capital Group, LLC
480,000 5.500%,  12/15/2024
h
471,473
Avolon Holdings Funding, Ltd.
350,000 5.250%,  5/15/2024
h
343,028
125,000 4.250%,  4/15/2026
h
113,319
Banco Santander Mexico SA
400,000 5.375%,  4/17/2025
h
395,800
Banco Santander SA
400,000 4.175%,  3/24/2028
d
371,006
Bank of America Corporation
10,000 3.550%,  3/5/2024
d
9,962
275,000 1.734%,  7/22/2027
d
240,932
350,000 3.824%,  1/20/2028
d
326,591
230,000 2.087%,  6/14/2029
d
193,544
500,000 2.496%,  2/13/2031
d
406,396
650,000 1.922%,  10/24/2031
d
496,527
338,000 2.972%,  2/4/2033
d
272,299
676,000 4.571%,  4/27/2033
d
618,339
450,000 3.846%,  3/8/2037
d
372,627
Bank of Montreal
341,000 1.500%,  1/10/2025 318,068
Barclays plc
475,000 4.972%,  5/16/2029
d
446,087
335,000 5.746%,  8/9/2033
d
316,462
Berkshire Hathaway Finance
Corporation
449,000 2.850%,  10/15/2050 299,879
Blackstone Private Credit Fund
341,000 2.700%,  1/15/2025 315,046
BNP Paribas SA
564,000 3.132%,  1/20/2033
d,h
445,314
BPCE SA
440,000 3.500%,  10/23/2027
h
396,033
Brookfield Property REIT, Inc.
46,000 5.750%,  5/15/2026
h
42,019
Camden Property Trust
450,000 3.150%,  7/1/2029 401,049
Capital One Financial Corporation
500,000 4.200%,  10/29/2025 483,168
300,000 2.636%,  3/3/2026
d
280,994
Centene Corporation
115,000 4.250%,  12/15/2027 107,854
61,000 4.625%,  12/15/2029 55,744
300,000 3.000%,  10/15/2030 245,925
543,000 2.625%,  8/1/2031 426,689
Charles Schwab Corporation
525,000 2.450%,  3/3/2027 478,607
Principal
Amount Long-Term Fixed Income (10.5%) Value
Financials (0.9%) - continued
Chubb INA Holdings, Inc.
$ 260,000 4.350%,  11/3/2045 $ 225,053
Citigroup, Inc.
380,000 0.981%,  5/1/2025
d
355,847
535,000 4.400%,  6/10/2025 525,105
279,000 1.281%,  11/3/2025
d
257,081
348,000 3.200%,  10/21/2026 321,956
520,000 3.668%,  7/24/2028
d
477,562
236,000 4.125%,  7/25/2028 219,656
175,000 3.520%,  10/27/2028
d
159,669
478,000 4.910%,  5/24/2033
d
447,615
Coinbase Global, Inc.
49,000 3.625%,  10/1/2031
h
23,599
Commerzbank AG
400,000 8.125%,  9/19/2023
h
403,115
Corebridge Financial, Inc.
451,000 4.400%,  4/5/2052
h
357,454
169,000 4.350%,  4/5/2042
h
138,639
Credit Acceptance Corporation
250,000 5.125%,  12/31/2024
*
234,945
Credit Agricole SA
300,000 6.875%,  9/23/2024
d,h,l
287,340
Credit Suisse Group AG
350,000 7.250%,  9/12/2025
d,h,l
251,600
550,000 2.193%,  6/5/2026
d,h
469,750
Danske Bank AS
200,000 0.976%,  9/10/2025
d,h
182,599
Deutsche Bank AG
49,000 4.296%,  5/24/2028
d
46,098
500,000 3.729%,  1/14/2032
d
366,607
Discover Bank
475,000 4.682%,  8/9/2028
d
455,895
Discover Financial Services
106,000 6.700%,  11/29/2032 107,747
Drawbridge Special Opportunities
Fund, LP
250,000 3.875%,  2/15/2026
h
225,325
Elevance Health, Inc.
525,000 3.125%,  5/15/2050 359,851
415,000 4.625%,  5/15/2042 377,361
EPR Properties
190,000 4.950%,  4/15/2028 162,103
285,000 3.600%,  11/15/2031 206,483
ERP Operating, LP
90,000 3.375%,  6/1/2025 86,454
First Horizon Bank
115,000 5.750%,  5/1/2030 111,481
First Horizon National Corporation
460,000 4.000%,  5/26/2025 446,947
First-Citizens Bank & Trust
Company
360,000 6.125%,  3/9/2028 365,858
Fortress Transportation and
Infrastructure Investors, LLC
112,000 6.500%,  10/1/2025
h
105,303
60,000 9.750%,  8/1/2027
h
60,150
FS KKR Capital Corporation
299,000 4.250%,  2/14/2025
h
280,256
450,000 3.400%,  1/15/2026 399,039
Genworth Mortgage Holdings, Inc.
91,000 6.500%,  8/15/2025
h
89,304

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (10.5%) Value
Financials (0.9%) - continued
Global Net Lease, Inc.
$ 230,000 3.750%,  12/15/2027
h
$ 190,191
goeasy, Ltd.
48,000 5.375%,  12/1/2024
h
46,046
Goldman Sachs Group, Inc.
100,000 3.625%,  2/20/2024 98,269
220,000 5.700%,  11/1/2024 222,618
318,000 1.948%,  10/21/2027
d
278,054
120,000 1.992%,  1/27/2032
d
91,418
1,015,000 3.102%,  2/24/2033
d
824,160
440,000 4.750%,  10/21/2045 385,768
HCP, Inc.
87,000 3.400%,  2/1/2025 83,703
HSBC Holdings plc
475,000 1.162%,  11/22/2024
d
452,419
750,000 3.803%,  3/11/2025
d
729,096
400,000 2.999%,  3/10/2026
d
375,950
425,000 3.900%,  5/25/2026 404,777
300,000 5.402%,  8/11/2033
d
277,807
HUB International, Ltd.
65,000 7.000%,  5/1/2026
h
63,634
137,000 5.625%,  12/1/2029
h
119,653
Humana, Inc.
170,000 2.150%,  2/3/2032 132,656
Icahn Enterprises, LP
144,000 4.750%,  9/15/2024 138,060
205,000 6.375%,  12/15/2025 198,809
215,000 5.250%,  5/15/2027 196,854
Intercontinental Exchange, Inc.
200,000 4.950%,  6/15/2052 185,605
225,000 4.350%,  6/15/2029 217,560
Intesa Sanpaolo SPA
49,000 5.017%,  6/26/2024
h
47,104
Invitation Homes Operating
Partnership, LP
282,000 2.000%,  8/15/2031 208,397
iStar, Inc.
205,000 4.250%,  8/1/2025 200,885
J.P. Morgan Chase & Company
160,000 0.824%,  6/1/2025
d
149,144
340,000 1.561%,  12/10/2025
d
314,781
375,000 1.040%,  2/4/2027
d
326,201
384,000 1.578%,  4/22/2027
d
337,406
450,000 2.947%,  2/24/2028
d
407,069
675,000 4.203%,  7/23/2029
d
628,967
400,000 2.522%,  4/22/2031
d
327,315
400,000 1.953%,  2/4/2032
d
305,970
450,000 4.586%,  4/26/2033
d
416,593
337,000 4.912%,  7/25/2033
d
320,867
495,000 3.882%,  7/24/2038
d
410,848
Jefferies Finance, LLC
104,000 5.000%,  8/15/2028
h
84,836
KeyCorp
162,000 3.878%,  5/23/2025
d
158,511
Kimco Realty Corporation
360,000 3.300%,  2/1/2025 344,954
Lloyds Banking Group plc
575,000 3.870%,  7/9/2025
d
556,525
LPL Holdings, Inc.
180,000 4.000%,  3/15/2029
h
156,618
Principal
Amount Long-Term Fixed Income (10.5%) Value
Financials (0.9%) - continued
Macquarie Group, Ltd.
$ 332,000 1.201%,  10/14/2025
d,h
$ 304,673
Massachusetts Mutual Life
Insurance Company
475,000 3.200%,  12/1/2061
*
290,061
Mitsubishi UFJ Financial Group,
Inc.
385,000 0.962%,  10/11/2025
d
353,989
350,000 2.048%,  7/17/2030 276,080
Molina Healthcare, Inc.
123,000 4.375%,  6/15/2028
h
112,249
Morgan Stanley
300,000 2.630%,  2/18/2026
d
281,697
250,000 2.188%,  4/28/2026
d
232,316
540,000 4.350%,  9/8/2026 523,931
720,000 3.591%,  7/22/2028
d
660,420
620,000 3.622%,  4/1/2031
d
541,262
394,000 5.297%,  4/20/2037
d
360,257
360,000 2.802%,  1/25/2052
d
221,651
MPT Operating Partnership, LP
156,000 4.625%,  8/1/2029 118,963
Nasdaq, Inc.
335,000 3.250%,  4/28/2050 225,306
Nationstar Mortgage Holdings,
Inc.
121,000 6.000%,  1/15/2027
h
108,295
NatWest Group plc
250,000 4.445%,  5/8/2030
d
226,377
Navient Corporation
145,000 5.500%,  1/25/2023 144,752
70,000 5.000%,  3/15/2027 61,279
Necessity Retail REIT, Inc.
211,000 4.500%,  9/30/2028
h
155,085
Northern Trust Corporation
478,000 4.000%,  5/10/2027 466,892
Office Properties Income Trust
48,000 4.250%,  5/15/2024 45,460
Omega Healthcare Investors, Inc.
416,000 3.625%,  10/1/2029 341,281
375,000 3.375%,  2/1/2031 289,061
OneMain Finance Corporation
220,000 6.875%,  3/15/2025 211,349
110,000 7.125%,  3/15/2026 104,597
Owl Rock Capital Corporation
115,000 4.250%,  1/15/2026 105,572
Owl Rock Core Income
Corporation
282,000 4.700%,  2/8/2027 254,282
Owl Rock Technology Finance
Corporation
115,000 4.750%,  12/15/2025
h
104,130
Park Intermediate Holdings, LLC
142,000 4.875%,  5/15/2029
h
120,203
PennyMac Financial Services, Inc.
90,000 4.250%,  2/15/2029
h
70,192
Pine Street Trust I
337,000 4.572%,  2/15/2029
h
311,644
PNC Financial Services Group,
Inc.
450,000 4.626%,  6/6/2033
d
415,718

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (10.5%) Value
Financials (0.9%) - continued
PRA Group, Inc.
$ 89,000 7.375%,  9/1/2025
h
$ 86,464
Principal Life Global Funding II
375,000 1.250%,  8/16/2026
h
325,142
Prologis, LP
450,000 2.875%,  11/15/2029 391,530
Prudential Financial, Inc.
428,000 5.125%,  3/1/2052
d
389,480
175,000 3.700%,  3/13/2051 133,537
Radian Group, Inc.
145,000 4.875%,  3/15/2027 132,855
Realty Income Corporation
300,000 4.125%,  10/15/2026 291,601
386,000 5.625%,  10/13/2032 392,032
325,000 2.850%,  12/15/2032 263,563
Regency Centers, LP
470,000 4.125%,  3/15/2028 436,265
RLJ Lodging Trust, LP
61,000 3.750%,  7/1/2026
h
54,326
Rocket Mortgage Co-Issuer, Inc.
190,000 3.625%,  3/1/2029
h
150,563
Santander UK Group Holdings plc
460,000 1.673%,  6/14/2027
d
391,135
Service Properties Trust
69,000 4.650%,  3/15/2024 65,903
39,000 4.350%,  10/1/2024 35,454
113,000 7.500%,  9/15/2025 107,681
150,000 5.500%,  12/15/2027 129,174
Simon Property Group, LP
400,000 3.800%,  7/15/2050 290,419
SLM Corporation
60,000 4.200%,  10/29/2025 54,897
Societe Generale SA
354,000 4.750%,  11/24/2025
h
339,785
Spirit Realty, LP
400,000 2.100%,  3/15/2028 326,136
Standard Chartered plc
409,000 1.822%,  11/23/2025
d,h
373,558
State Street Corporation
155,000 4.421%,  5/13/2033
d
146,668
Sumitomo Mitsui Financial Group,
Inc.
336,000 3.010%,  10/19/2026 310,173
275,000 1.710%,  1/12/2031 206,616
Sumitomo Mitsui Trust Bank, Ltd.
480,000 0.800%,  9/16/2024
h
443,382
Synchrony Financial
45,000 4.250%,  8/15/2024 43,967
Truist Financial Corporation
224,000 5.900%,  10/28/2026
d
228,995
U.S. Bancorp
224,000 5.727%,  10/21/2026
d
228,146
UBS Group AG
325,000 4.488%,  5/12/2026
d,h
317,643
200,000 4.703%,  8/5/2027
d,h
193,298
UDR, Inc.
400,000 2.100%,  8/1/2032 293,868
United Wholesale Mortgage, LLC
38,000 5.500%,  11/15/2025
h
34,224
95,000 5.500%,  4/15/2029
h
75,571
Principal
Amount Long-Term Fixed Income (10.5%) Value
Financials (0.9%) - continued
UnitedHealth Group, Inc.
$ 224,000 5.875%,  2/15/2053 $ 241,867
337,000 4.750%,  5/15/2052 311,047
112,000 4.950%,  5/15/2062 104,819
224,000 5.150%,  10/15/2025 226,555
460,000 4.625%,  7/15/2035 445,963
USI, Inc./NY
49,000 6.875%,  5/1/2025
h
47,204
Wells Fargo & Company
350,000 3.000%,  2/19/2025 335,271
250,000 3.000%,  4/22/2026 233,828
350,000 3.000%,  10/23/2026 323,475
338,000 3.526%,  3/24/2028
d
312,988
550,000 2.393%,  6/2/2028
d
485,424
310,000 4.900%,  11/17/2045 266,870
Welltower, Inc.
345,000 2.050%,  1/15/2029 280,205
Willis North America, Inc.
450,000 4.650%,  6/15/2027 434,666
XHR, LP
61,000 6.375%,  8/15/2025
h
58,649
66,000 4.875%,  6/1/2029
h
54,062
Total 57,070,281
Foreign Government (<0.1%)
NBN Company, Ltd.
575,000 2.625%,  5/5/2031
h
456,161
Total 456,161
Mortgage-Backed Securities (2.3%)
Federal Home Loan Mortgage
Corporation Conventional 30-Yr.
Pass Through
5,110,747 2.500%,  5/1/2051 4,340,174
2,007,696 3.500%,  5/1/2052 1,826,036
3,359,398 4.000%,  5/1/2052 3,172,980
4,975,878 3.500%,  6/1/2052 4,524,949
Federal Home Loan Mortgage
Corporation Gold 15-Yr. Pass
Through
2,051,266 2.500%,  7/1/2030 1,923,320
Federal National Mortgage
Association Conventional 15-Yr.
Pass Through
1,150,000 5.000%,  1/1/2038
c
1,155,023
Federal National Mortgage
Association Conventional 20-Yr.
Pass Through
2,223,545 3.000%,  12/1/2036 2,062,840
2,238,187 3.000%,  8/1/2038 2,057,136
3,280,792 3.500%,  5/1/2040 3,063,091
3,052,081 2.500%,  4/1/2042 2,654,146
Federal National Mortgage
Association Conventional 30-Yr.
Pass Through
8,533,420 3.000%,  1/1/2052 7,502,676
3,308,228 2.500%,  2/1/2051 2,828,640
3,689,028 2.500%,  2/1/2051 3,133,828
11,185,636 2.000%,  3/1/2051 9,135,026
8,691,985 3.000%,  3/1/2052 7,648,719
7,130,536 2.000%,  4/1/2051 5,820,924
6,243,180 2.500%,  4/1/2051 5,304,136

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (10.5%) Value
Mortgage-Backed Securities (2.3%) - continued
$ 5,041,064 3.000%,  4/1/2051 $ 4,444,923
5,292,941 3.000%,  5/1/2050 4,685,467
4,296,945 3.000%,  5/1/2051 3,823,481
3,439,758 3.000%,  6/1/2050 3,083,145
5,761,874 2.500%,  7/1/2051 4,893,991
1,409,871 3.500%,  7/1/2051 1,296,579
1,251,238 2.500%,  8/1/2050 1,078,917
2,230,609 3.500%,  8/1/2050 2,057,828
10,529,598 2.000%,  8/1/2051 8,592,840
1,992,711 3.500%,  9/1/2052 1,819,286
5,703,708 4.000%,  10/1/2052 5,372,533
11,011,804 2.500%,  12/1/2051 9,375,215
6,850,000 4.500%,  12/1/2052
c,m
6,644,363
1,075,000 5.500%,  1/1/2041
c
1,077,652
3,100,000 3.500%,  1/1/2049
c
2,815,738
1,200,000 4.000%,  1/1/2049
c
1,125,192
10,000,000 5.000%,  1/1/2049
c
9,852,214
Federal National Mortgage
Association Conventional 40-Yr.
Pass Through
1,484,731 3.500%,  7/1/2061 1,362,080
2,979,877 4.000%,  12/1/2061 2,824,673
Total 144,379,761
Technology (0.2%)
Advanced Micro Devices, Inc.
225,000 4.393%,  6/1/2052 197,584
Analog Devices, Inc.
525,000 2.950%,  10/1/2051 353,775
Apple, Inc.
395,000 2.650%,  2/8/2051 260,494
735,000 3.750%,  9/12/2047 610,453
Black Knight InfoServ, LLC
192,000 3.625%,  9/1/2028
h
166,176
Broadcom, Inc.
206,000 3.469%,  4/15/2034
h
164,333
452,000 3.137%,  11/15/2035
h
332,340
500,000 3.187%,  11/15/2036
h
359,144
250,000 4.926%,  5/15/2037
h
218,091
CommScope Technologies
Finance, LLC
137,000 6.000%,  6/15/2025
g,h
124,670
CommScope, Inc.
120,000 7.125%,  7/1/2028
h
85,784
Dell International, LLC
894,000 6.020%,  6/15/2026 912,019
Fiserv, Inc.
475,000 2.250%,  6/1/2027 423,930
480,000 2.650%,  6/1/2030 403,505
Gartner, Inc.
140,000 3.625%,  6/15/2029
h
123,021
235,000 3.750%,  10/1/2030
h
202,562
Global Payments, Inc.
337,000 5.300%,  8/15/2029 325,802
Iron Mountain, Inc.
296,000 4.875%,  9/15/2029
h
258,171
190,000 5.250%,  7/15/2030
h
165,110
182,000 4.500%,  2/15/2031
h
149,593
KLA Corporation
338,000 3.300%,  3/1/2050 244,761
Principal
Amount Long-Term Fixed Income (10.5%) Value
Technology (0.2%) - continued
Mastercard, Inc.
$ 350,000 3.950%,  2/26/2048 $ 298,316
Microchip Technology, Inc.
230,000 0.983%,  9/1/2024 212,971
Microsoft Corporation
145,000 3.041%,  3/17/2062 100,184
335,000 3.700%,  8/8/2046 284,697
Minerva Merger Sub, Inc.
169,000 6.500%,  2/15/2030
h
124,542
MSCI, Inc.
200,000 4.000%,  11/15/2029
h
174,207
NCR Corporation
340,000 6.125%,  9/1/2029
h
317,919
NXP BV/NXP Funding, LLC
150,000 5.550%,  12/1/2028 149,799
NXP BV/NXP Funding, LLC/NXP
USA, Inc.
106,000 4.300%,  6/18/2029 98,824
250,000 3.250%,  5/11/2041 174,435
Open Text Corporation
220,000 4.125%,  2/15/2030
h
176,476
Oracle Corporation
224,000 6.900%,  11/9/2052 239,641
561,000 6.150%,  11/9/2029 582,299
450,000 3.850%,  7/15/2036 367,971
624,000 4.000%,  7/15/2046 454,733
PTC, Inc.
130,000 3.625%,  2/15/2025
h
123,816
80,000 4.000%,  2/15/2028
h
72,003
Rackspace Technology Global,
Inc.
180,000 5.375%,  12/1/2028
h
78,455
Seagate HDD Cayman
376,560 9.625%,  12/1/2032
h
413,011
Sensata Technologies, Inc.
139,000 3.750%,  2/15/2031
h
114,347
Shift4 Payments, LLC
60,000 4.625%,  11/1/2026
h
56,687
SS&C Technologies, Inc.
380,000 5.500%,  9/30/2027
h
355,831
Texas Instruments, Inc.
355,000 4.150%,  5/15/2048 314,143
Viavi Solutions, Inc.
128,000 3.750%,  10/1/2029
h
107,578
Visa, Inc.
451,000 2.000%,  8/15/2050 265,104
650,000 2.700%,  4/15/2040 492,383
VMware, Inc.
325,000 4.650%,  5/15/2027 314,571
300,000 2.200%,  8/15/2031 227,659
Total 12,773,920
Transportation (0.1%)
Air Canada Pass Through Trust
68,210 3.875%,  3/15/2023
h
67,729
Allegiant Travel Company
109,000 7.250%,  8/15/2027
h
103,677
American Airlines Group, Inc.
42,000 3.750%,  3/1/2025
h
35,574

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (10.5%) Value
Transportation (0.1%) - continued
American Airlines, Inc.
$ 260,000 11.750%,  7/15/2025
h
$ 278,876
397,000 5.500%,  4/20/2026
h
381,774
Avis Budget Car Rental, LLC
150,000 5.375%,  3/1/2029
g,h
128,316
Burlington Northern Santa Fe, LLC
309,000 2.875%,  6/15/2052 206,002
355,000 5.750%,  5/1/2040 371,401
285,000 4.450%,  3/15/2043 255,070
Canadian Pacific Railway
Company
373,000 3.100%,  12/2/2051 250,765
249,000 3.000%,  12/2/2041 187,720
CSX Corporation
360,000 3.800%,  4/15/2050 279,178
Delta Air Lines, Inc.
72,000 7.000%,  5/1/2025
h
73,580
30,000 7.375%,  1/15/2026 30,652
456,000 4.750%,  10/20/2028
h
428,628
Hawaiian Brand Intellectual
Property, Ltd.
34,000 5.750%,  1/20/2026
h
30,770
Hertz Corporation
137,000 4.625%,  12/1/2026
h
114,737
165,000 5.000%,  12/1/2029
h
125,169
Kansas City Southern
225,000 4.700%,  5/1/2048 193,657
Mileage Plus Holdings, LLC
507,633 6.500%,  6/20/2027
h
504,689
Ryder System, Inc.
226,000 2.850%,  3/1/2027 204,011
Southwest Airlines Company
512,000 2.625%,  2/10/2030 424,819
Union Pacific Corporation
449,000 2.973%,  9/16/2062 288,410
United Airlines, Inc.
134,000 4.375%,  4/15/2026
h
124,208
112,000 4.625%,  4/15/2029
h
97,518
VistaJet Malta Finance plc
148,000 6.375%,  2/1/2030
h
118,670
XPO Escrow Sub, LLC
146,000 7.500%,  11/15/2027
h
147,740
Total 5,453,340
U.S. Government & Agencies (3.6%)
U.S. Treasury Bonds
1,500,000 2.875%,  5/15/2052 1,201,875
880,000 1.625%,  11/15/2050 523,600
20,005,000 2.250%,  11/15/2027 18,434,295
18,050,000 2.875%,  5/15/2028 17,031,162
5,830,000 5.250%,  11/15/2028 6,176,156
7,700,000 1.625%,  8/15/2029 6,681,856
900,000 1.500%,  2/15/2030 766,969
500,000 0.875%,  11/15/2030 399,648
160,000 1.375%,  11/15/2031 130,225
6,800,000 2.875%,  5/15/2032 6,266,625
1,293,000 4.125%,  11/15/2032 1,319,466
2,050,000 4.375%,  5/15/2040 2,132,160
7,430,000 1.375%,  11/15/2040 4,830,371
11,465,000 3.000%,  5/15/2042 9,639,557
2,500,000 3.250%,  5/15/2042 2,191,797
Principal
Amount Long-Term Fixed Income (10.5%) Value
U.S. Government & Agencies (3.6%) -
continued
$ 366,000 4.000%,  11/15/2042 $ 358,337
25,124,000 2.500%,  5/15/2046 18,741,915
16,725,000 2.875%,  5/15/2049 13,457,745
U.S. Treasury Notes
3,600,000 0.125%,  4/30/2023 3,550,500
7,320,000 0.125%,  8/31/2023 7,098,970
350,000 0.125%,  10/15/2023 337,654
8,110,000 3.000%,  6/30/2024 7,915,804
1,460,000 2.125%,  7/31/2024 1,404,280
95,000 2.250%,  11/15/2024 91,241
13,150,000 2.125%,  11/30/2024 12,587,529
43,700,000 2.875%,  5/31/2025 42,247,316
12,650,000 2.625%,  1/31/2026 12,086,680
2,500,000 0.500%,  2/28/2026 2,227,637
25,060,000 2.500%,  2/28/2026 23,802,106
300,000 0.750%,  1/31/2028 255,094
Total 223,888,570
Utilities (0.2%)
AES Corporation
450,000 3.950%,  7/15/2030
h
396,900
Ameren Illinois Company
450,000 4.500%,  3/15/2049 409,504
American Electric Power
Company, Inc.
185,000 2.031%,  3/15/2024 178,374
Appalachian Power Company
238,000 3.300%,  6/1/2027 222,754
Berkshire Hathaway Energy
Company
450,000 4.600%,  5/1/2053
h
390,738
375,000 4.500%,  2/1/2045 326,510
Calpine Corporation
135,000 4.500%,  2/15/2028
h
120,417
CenterPoint Energy Resources
Corporation
350,000 1.750%,  10/1/2030 275,933
CenterPoint Energy, Inc.
126,000 4.250%,  11/1/2028 118,118
Commonwealth Edison Company
355,000 3.700%,  3/1/2045 276,033
Consolidated Edison Company of
New York, Inc.
168,000 4.500%,  12/1/2045 143,810
450,000 4.125%,  5/15/2049 365,705
Consumers Energy Company
550,000 4.350%,  4/15/2049 477,656
DTE Electric Company
265,000 3.700%,  3/15/2045 209,836
360,000 3.700%,  6/1/2046 277,496
DTE Energy Company
125,000 4.220%,  11/1/2024 122,869
Duke Energy Carolinas, LLC
340,000 3.700%,  12/1/2047 258,652
Duke Energy Florida, LLC
320,000 3.200%,  1/15/2027 302,107
Duke Energy Indiana, LLC
450,000 3.750%,  5/15/2046 345,957
Edison International
675,000 5.750%,  6/15/2027 677,089

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (10.5%) Value
Utilities (0.2%) - continued
Exelon Corporation
$ 275,000 4.700%,  4/15/2050 $ 239,544
336,000 4.450%,  4/15/2046 283,820
FirstEnergy Corporation
281,000 5.350%,  7/15/2047 250,874
ITC Holdings Corporation
224,000 5.300%,  7/1/2043 198,516
Jersey Central Power & Light
Company
200,000 2.750%,  3/1/2032
h
161,507
Mississippi Power Company
340,000 3.950%,  3/30/2028 318,834
National Rural Utilities Cooperative
Finance Corporation
325,000 3.700%,  3/15/2029 298,907
NextEra Energy Operating
Partners, LP
250,000 3.875%,  10/15/2026
h
228,755
NiSource Finance Corporation
415,000 5.650%,  2/1/2045 404,918
NRG Energy, Inc.
260,000 3.375%,  2/15/2029
h
209,721
337,000 4.450%,  6/15/2029
h
298,025
80,000 5.250%,  6/15/2029
h
70,619
Pacific Gas and Electric Company
350,000 3.300%,  12/1/2027 308,886
199,000 4.550%,  7/1/2030 180,373
PG&E Corporation
160,000 5.000%,  7/1/2028 146,055
PPL Electric Utilities Corporation
204,000 3.950%,  6/1/2047 165,065
Public Service Company of
Colorado
337,000 4.500%,  6/1/2052 302,439
San Diego Gas & Electric
Company
500,000 4.150%,  5/15/2048 416,847
Southern California Edison
Company
485,000 4.000%,  4/1/2047 379,015
Southern Company
112,000 4.475%,  8/1/2024 110,597
225,000 3.250%,  7/1/2026 211,568
450,000 5.113%,  8/1/2027 448,330
Southern Company Gas Capital
Corporation
140,000 4.400%,  5/30/2047 110,886
Southwestern Electric Power
Company
180,000 3.900%,  4/1/2045 136,819
TerraForm Power Operating, LLC
235,000 5.000%,  1/31/2028
h
211,498
Virginia Electric and Power
Company
425,000 4.600%,  12/1/2048 368,102
Vistra Operations Company, LLC
315,000 5.125%,  5/13/2025
h
307,982
230,000 5.000%,  7/31/2027
h
213,461
Principal
Amount Long-Term Fixed Income (10.5%) Value
Utilities (0.2%) - continued
Xcel Energy, Inc.
$ 253,000 4.600%,  6/1/2032 $ 241,624
Total 13,120,045
Total Long-Term Fixed Income
(cost $720,222,760) 652,695,032
Shares
Collateral Held for Securities
Loaned ( 0.1% ) Value
7,378,791 Thrivent Cash Management Trust 7,378,791
Total Collateral Held for
Securities Loaned
(cost $7,378,791) 7,378,791
Shares or
Principal
Amount Short-Term Investments ( 11.2% ) Value
Federal Home Loan Bank Discount
Notes
400,000 3.919%, 1/13/2023
n,o
399,525
600,000 4.040%, 1/27/2023
n,o
598,257
7,900,000 4.170%, 2/8/2023
n,o
7,865,152
2,600,000 4.172%, 2/10/2023
n,o
2,587,654
62,300,000 4.269%, 2/15/2023
n,o
61,971,896
100,000 4.260%, 2/17/2023
n
99,449
Thrivent Core Short-Term Reserve
Fund
61,157,514 4.710% 611,575,138
U.S. Treasury Bills
8,000,000 4.162%, 2/23/2023
n,p
7,951,855
300,000 4.197%, 3/23/2023
n,q
297,208
Total Short-Term Investments
(cost $693,272,159) 693,346,134
Total Investments (cost
$5,858,094,843) 100.8% $6,261,672,898
Other Assets and Liabilities, Net
(0.8%) (50,137,888)
Total Net Assets 100.0% $6,211,535,010

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

a The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b All or a portion of the loan is unfunded.
c Denotes investments purchased on a when-issued or
delayed-delivery basis.
d Denotes variable rate securities. The rate shown is as of
December 31, 2022. The rates of certain variable rate
securities are based on a published reference rate and
spread; these may vary by security and the reference rate
and spread are indicated in their description.  The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions.  These
securities do not indicate a reference rate and spread in
their description.
e Security is valued using significant unobservable inputs.
Further information on valuation can be found in the Notes
to Financial Statements.
f Non-income producing security.
g All or a portion of the security is on loan.
h Denotes securities sold under Rule 144A of the Securities
Act of 1933, which exempts them from registration. These
securities may be resold to other dealers in the program or
to other qualified institutional buyers. As of December 31,
2022, the value of these investments was $118,971,866 or
1.9% of total net assets.
i Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of
December 31, 2022.
j Denotes interest only security.  Interest only securities
represent the right to receive monthly interest payments on
an underlying pool of mortgages or assets.  The principal
shown is the outstanding par amount of the pool as of the
end of the period. The actual effective yield of the security is different than the stated coupon rate.
k All or a portion of the security is insured or guaranteed.
l Denotes perpetual securities. Perpetual securities pay an
indefinite stream of income and have no contractual maturity date. Date shown, if applicable, is next call date.
m All or a portion of the security was earmarked to cover
written options.
n The interest rate shown reflects the yield.
o All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for
open futures contracts.
p All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and
the fund for open swap contracts.
q At December 31, 2022, $247,673 of investments were
segregated to cover exposure to a counterparty for margin
on open mortgage-backed security transactions.
* Denotes restricted securities. Restricted securities are
investment securities which cannot be offered for public
sale without first being registered under the Securities
Act of 1933. The value of all restricted securities held in
Moderately Aggressive Allocation Portfolio as of December
31, 2022 was $525,006 or 0.01% of total net assets. The
following table indicates the acquisition date and cost of
restricted securities shown in the schedule as of December
31, 2022.
Security
Acquisition
Date Cost
Credit Acceptance Corporation,
12/31/2024 5/29/2020 $ 241,081
Massachusetts Mutual Life
Insurance Company,
12/1/2061 11/18/2021 471,281
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Aggressive
Allocation Portfolio as of December 31, 2022:
Securities Lending Transactions
Long-Term Fixed Income $ 2,064,959
Common Stock 5,285,307
Total lending $7,350,266
Gross amount payable upon return of
collateral for securities loaned $7,378,791
Net amounts due to counterparty $28,525
Definitions:
ADR - American Depositary Receipt, which are certificates
for an underlying foreign security's shares held by an
issuing U.S. depository bank.
CLO - Collateralized Loan Obligation
ETF - Exchange Traded Fund
FNMA - Federal National Mortgage Association
REMIC - Real Estate Mortgage Investment Conduit
REIT - Real Estate Investment Trust is a company that buys,
develops, manages and/or sells real estate assets.
Ser. - Series
SPDR - S&P Depository Receipts, which are exchange-traded
funds traded in the U.S., Europe, and Asia-Pacific and
managed by State Street Global Advisors.
Reference Rate Index:
LIBOR 1M - ICE Libor USD Rate 1 Month
LIBOR 2M - ICE Libor USD Rate 2 Month
LIBOR 3M - ICE Libor USD Rate 3 Month
LIBOR 6M - ICE Libor USD Rate 6 Month
PRIME - Federal Reserve Prime Loan Rate
SOFR30A - Secured Overnight Financing Rate 30 Year
Average
SOFRRATE - Secured Overnight Financing Rate
TSFR1M - CME Term SOFR 1 Month
TSFR3M - CME Term SOFR 3 Month
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 740,291,277
Gross unrealized depreciation (358,988,737)
Net unrealized appreciation (depreciation) $ 381,302,540
Cost for federal income tax purposes $ 5,870,028,050

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Moderately Aggressive Allocation Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Bank Loans
Basic Materials 1,748,538 – 1,606,448 142,090
Capital Goods 3,826,936 – 3,693,939 132,997
Communications Services 6,724,764 – 6,724,764 –
Consumer Cyclical 7,834,050 – 7,834,050 –
Consumer Non-Cyclical 5,646,889 – 5,646,889 –
Energy 798,365 – 798,365 –
Financials 2,966,911 – 2,966,911 –
Technology 8,626,931 – 8,626,931 –
Transportation 2,691,083 – 2,691,083 –
Utilities 326,569 – 326,569 –
Registered Investment Companies
Unaffiliated 67,518,959 67,518,959 – –
Affiliated 2,456,956,435 2,456,956,435 – –
Common Stock
Communications Services 90,584,993 90,559,348 – 25,645
Consumer Discretionary 209,259,935 209,259,935 – –
Consumer Staples 94,974,927 94,974,927 – –
Energy 74,716,787 74,716,787 – –
Financials 232,138,058 230,534,108 1,603,950 –
Health Care 283,867,484 283,867,484 – –
Industrials 244,588,039 241,601,056 2,986,983 –
Information Technology 402,238,392 400,236,377 2,002,015 –
Materials 63,553,668 62,148,135 1,405,533 –
Real Estate 70,184,493 70,184,493 – –
Utilities 41,427,323 41,427,323 – –
Long-Term Fixed Income
Asset-Backed Securities 33,818,249 – 33,818,249 –
Basic Materials 5,471,761 – 5,471,761 –
Capital Goods 12,804,637 – 12,804,637 –
Collateralized Mortgage Obligations 35,373,493 – 35,373,493 –
Commercial Mortgage-Backed Securities 28,757,317 – 28,757,317 –
Communications Services 20,839,384 – 20,839,384 –
Consumer Cyclical 20,578,373 – 20,578,373 –
Consumer Non-Cyclical 20,670,394 – 20,670,394 –
Energy 17,239,346 – 17,239,346 –
Financials 57,070,281 – 57,070,281 –
Foreign Government 456,161 – 456,161 –
Mortgage-Backed Securities 144,379,761 – 144,379,761 –
Technology 12,773,920 – 12,773,920 –
Transportation 5,453,340 – 5,453,340 –
U.S. Government & Agencies 223,888,570 – 223,888,570 –
Utilities 13,120,045 – 13,120,045 –
Short-Term Investments 81,770,996 – 81,770,996 –
Subtotal Investments in Securities $5,107,666,557 $4,323,985,367 $783,380,458 $300,732
Other Investments  * Total
Affiliated Short-Term Investments 611,575,138
Affiliated Registered Investment Companies 535,052,412
Collateral Held for Securities Loaned 7,378,791
Subtotal Other Investments $1,154,006,341
Total Investments at Value $6,261,672,898
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Reference Description:
CBOT
-
Chicago Board of Trade
CME
-
Chicago Mercantile Exchange
EAFE
-
Europe, Australasia and Far East
ICE
-
Intercontinental Exchange
MSCI
-
Morgan Stanley Capital International
S&P
-
Standard & Poor's
Other Financial Instruments Total Level 1 Level 2 Level 3
Asset Derivatives
Futures Contracts 17,342,645 17,342,645 – –
Credit Default Swaps 3,643,573 – 3,643,573 –
Total Asset Derivatives $20,986,218 $17,342,645 $3,643,573 $–
Liability Derivatives
Futures Contracts 31,089,633 31,089,633 – –
Call Options Written 9,704 – – 9,704
Credit Default Swaps 274,142 – 274,142 –
Total Liability Derivatives $31,373,479 $31,089,633 $274,142 $9,704
The following table presents Moderately Aggressive Allocation Portfolio's futures contracts held as of December 31, 2022. Investments and/or cash totaling $42,585,747 were pledged as the initial margin deposit for these contracts.
Futures Contracts Description
Number of
Contracts
Long/(Short)
Expiration
Date Notional Amount
Value and
Unrealized
CBOT 10-Yr. U.S. Treasury Note 269 March 2023 $ 30,280,179 ( $ 72,318)
CBOT 2-Yr. U.S. Treasury Note 403 March 2023 82,571,960 74,527
CBOT 5-Yr. U.S. Treasury Note 414 March 2023 44,703,587 (20,696)
CBOT U.S. Long Bond 213 March 2023 26,682,169 16,050
CME E-mini S&P 500 Index 4,627 March 2023 924,164,073 (30,921,723)
CME Ultra Long Term U.S. Treasury Bond 223 March 2023 29,778,209 173,478
Ultra 10-Yr. U.S. Treasury Note 175 March 2023 20,729,774 (30,555)
Total Futures Long Contracts $ 1,158,909,951 ( $ 30,781,237)
CBOT 2-Yr. U.S. Treasury Note (175) March 2023 ( $ 35,845,752) ( $ 42,921)
CBOT 5-Yr. U.S. Treasury Note (93) March 2023 (10,036,041) (1,420)
CME E-mini Russell 2000 Index (1,498) March 2023 (137,358,075) 4,717,665
CME E-mini S&P Mid-Cap 400 Index (1,257) March 2023 (316,056,029) 9,021,209
ICE mini MSCI EAFE Index (645) March 2023 (64,243,157) 1,375,007
ICE US mini MSCI Emerging Markets Index (1,544) March 2023 (76,030,389) 1,964,709
Total Futures Short Contracts ( $ 639,569,443) $17,034,249
Total Futures Contracts $ 519,340,508 ($13,746,988)

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Counterparty:
MSC
-
Morgan Stanley & Company
The following table presents Moderately Aggressive Allocation Portfolio's options contracts held as of December 31, 2022.
Option _ Description
(Underlying Security
Description)
Counter-
party
Number of
Contracts
Exercise
Price
Expiration
Date Notional Amount Value
Unrealized
Appreciation/
(Depreciation)
FNMA Conventional 30-Yr. Pass
Through Call Option
(*)
MSC (6.85) $ 98.94 February 2023 ( $ 6,591,186) ( $ 9,704) $ 35,249
(Federal National Mortgage Association
Conventional 30-Yr. Pass Through)
Total Options Written Contracts ($9,704) $35,249
(*)  Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the
Notes to Financial Statements.
The following table presents Moderately Aggressive Allocation Portfolio's swaps contracts held as of December 31, 2022. Investments totaling
$7,951,855 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.
Credit Default Swaps
Buy/Sell
Protection
1
Termination
Date
Notional
Principal
Amount
2
Upfront
Payments/
(Receipts) Value
3
Unrealized
Gain/(Loss)
CDX HY 39, 5 Year, at 5.00%, Quarterly Buy 12/20/2027 $ 5,200,000 $ – ( $ 274,142) ( $ 274,142)
CDX HY 39, 5 Year, at 5.00%, Quarterly Sell 12/20/2027 (74,700,000) – 3,643,573 3,643,573
Total Credit Default Swaps $– $3,369,431 $3,369,431
1 As the buyer of protection, Moderately Aggressive Allocation Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderately
Aggressive Allocation Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2 The maximum potential amount of future payments Moderately Aggressive Allocation Portfolio could be required to make as the seller or receive as the buyer of protection.
3 The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity's credit worthiness.
The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity's credit worthiness.
When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity's credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity's credit worthiness.

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2022, for Moderately
Aggressive Allocation Portfolio's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant
Accounting Policies of the Notes to Financial Statements.
Derivatives by risk category Statement of Assets and Liabilities Location Fair Value
Asset Derivatives
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) $ 17,078,590
Total Equity Contracts 17,078,590
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 264,055
Options Written Net Assets - Distributable earnings/(accumulated loss) 35,249
Total Interest Rate Contracts 299,304
Credit Contracts
Credit Default Swaps Net Assets - Distributable earnings/(accumulated loss) 3,643,573
Total Credit Contracts 3,643,573
Total Asset Derivatives $21,021,467
Liability Derivatives
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 30,921,723
Total Equity Contracts 30,921,723
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 167,910
Total Interest Rate Contracts 167,910
Credit Contracts
Credit Default Swaps Net Assets - Distributable earnings/(accumulated loss) 274,142
Total Credit Contracts 274,142
Total Liability Derivatives $31,363,775
* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.  Only current day's variation margin is reported within the Statement of Assets and Liabilities.
The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2022, for
Moderately Aggressive Allocation Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Equity Contracts
Futures Net realized gains/(losses) on Futures contracts (89,889,318)
Total Equity Contracts
(89,889,318)
Interest Rate Contracts
Options Written Net realized gains/(losses) on Written option contracts 155,137
Futures Net realized gains/(losses) on Futures contracts (32,968,092)
Total Interest Rate Contracts
(32,812,955)
Credit Contracts
Credit Default Swaps Net realized gains/(losses) on Swap agreements (5,349,260)
Total Credit Contracts
(5,349,260)
Total ($128,051,533)

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2022, for Moderately Aggressive Allocation Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized
appreciation/(depreciation)
recognized in Income
Equity Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (24,557,184)
Total Equity Contracts (24,557,184)
Interest Rate Contracts
Options Written Change in net unrealized appreciation/(depreciation) on Written option contracts (23,177)
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (1,568,037)
Total Interest Rate Contracts (1,591,214)
Credit Contracts
Credit Default Swaps Change in net unrealized appreciation/(depreciation) on Swap agreements 3,452,008
Total Credit Contracts 3,452,008
Total ($22,696,390)
The following table presents Moderately Aggressive Allocation Portfolio's average volume of derivative activity during the period ended
December 31, 2022.
Derivative Risk Category Average Notional Value
Equity Contracts
Futures - Long $987,033,286
Futures - Short (618,883,157)
Interest Rate Contracts
Futures - Long 226,038,958
Futures - Short (44,531,631)
Options Written (3,558,411)
Credit Contracts
Credit Default Swaps - Buy Protection 9,675
Credit Default Swaps - Sell Protection 1,380,104

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Moderately Aggressive
Allocation Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Registered Investment Companies
Core Emerging Markets Debt $79,155 $3,284 $12,995 $54,641 7,209 0.9%
Core Emerging Markets Equity 133,585 3,837 – 105,560 13,000 1.7
Core International Equity 43,631 899 – 35,837 4,105 0.6
Core Low Volatility Equity 260,545 23,575 – 238,778 21,531 3.8
Core Small Cap Value – 101,757 – 100,236 10,967 1.6
Global Stock 568,589 65,652 – 460,750 40,448 7.4
High Yield 50,215 2,017 12,000 33,656 8,508 0.5
Income 158,989 8,094 28,000 108,358 12,826 1.7
International Allocation 610,054 57,260 – 498,134 60,435 8.0
International Index 47,308 1,195 – 40,419 3,508 0.6
Large Cap Value 675,808 57,004 – 644,212 30,852 10.4
Limited Maturity Bond 87,619 1,715 18,301 66,028 7,077 1.1
Mid Cap Stock 574,567 85,014 24,000 451,103 24,806 7.3
Small Cap Stock 172,324 28,262 – 154,297 8,450 2.5
Total Affiliated Registered Investment
Companies 3,462,389 2,992,009 48.1
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% 879,956 1,564,464 1,832,845 611,575 61,158 9.9
Total Affiliated Short-Term Investments 879,956 611,575 9.9
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment 22,516 1,468,397 1,483,534 7,379 7,379 0.1
Total Collateral Held for Securities Loaned 22,516 7,379 0.1
Total Value $4,364,861 $3,610,963
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Registered Investment Companies
Core Emerging Markets Debt ($1,539) ($13,264) $ – $3,284
Core Emerging Markets Equity – (31,862) – 3,838
Core International Equity – (8,693) – 900
Core Low Volatility Equity – (45,342) 18,817 4,757
Core Small Cap Value Fund – (1,521) – 1,218
Global Stock – (173,491) 60,268 5,384
High Yield (1,319) (5,257) – 2,016
Income (746) (29,979) 3,906 4,186
International Allocation – (169,180) 43,189 14,072
International Index – (8,084) 125 1,070
Large Cap Value – (88,600) 48,774 8,230
Limited Maturity Bond (227) (4,778) 239 1,475
Mid Cap Stock 8,022 (192,500) 83,528 1,486
Small Cap Stock – (46,289) 27,741 521
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% – – – 13,131
Total Income/Non Income Cash from Affiliated
Investments $65,568
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 147
Total Affiliated Income from Securities Loaned, Net $147
Total Value $4,191 ($818,840) $ 286,587

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans ( 2.3% )
a
Value
Basic Materials (0.1%)
Asplundh Tree Expert, LLC, Term
Loan
$ 653,000
0.000%,  (LIBOR 1M +
1.750%), 9/4/2027
b,c,d
$ 651,909
Grinding Media, Inc., Term Loan
373,554
8.070%,  (LIBOR 3M +
4.000%), 10/12/2028
d,e
345,538
Hyperion Materials &
Technologies, Inc., Term Loan
330,865
9.147%,  (LIBOR 3M +
4.500%), 8/30/2028
d
319,079
INEOS US Petrochem, LLC, Term
Loan
980,075
7.134%,  (LIBOR 1M +
2.750%), 1/29/2026
d
961,209
Lummus Technology Holdings V,
LLC, Term Loan
341,486
7.884%,  (LIBOR 1M +
3.500%), 6/30/2027
d
326,424
Nouryon USA, LLC, Term Loan
1,130,572
7.165%,  (LIBOR 3M +
2.750%), 10/1/2025
d
1,113,048
Spectrum Group Buyer, Inc., Term
Loan
340,260
9.440%,  (TSFR1M +
6.500%), 5/19/2028
d
320,552
Total 4,037,759
Capital Goods (0.2%)
Advanced Drainage Systems, Inc.,
Term Loan
812
6.474%,  (LIBOR 1M +
2.250%), 9/24/2026
d
812
Ali Group North America
Corporation, Term Loan
546,000
0.000%,  (TSFR1M +
2.000%), 7/22/2029
b,c,d
540,638
Berry Global, Inc., Term Loan
653,000
0.000%,  (LIBOR 1M +
1.750%), 7/1/2026
b,c,d
647,064
Brookfield WEC Holdings, Inc.,
Term Loan
813,000
0.000%,  (LIBOR 1M +
2.750%), 8/1/2025
b,c,d
800,382
BW Holding, Inc., Term Loan
351,729
8.549%,  (LIBOR 1M +
4.000%), 12/14/2028
b,c,d
308,350
Charter Next Generation, Inc.,
Term Loan
385,000
0.000%,  (LIBOR 1M +
3.750%), 12/1/2027
b,c,d
373,331
Clydesdale Acquisition Holdings,
Inc., Term Loan
939,639
8.598%,  (TSFR1M +
3.925%), 4/13/2029
b,c,d
893,052
Cornerstone Building Brands, Inc.,
Term Loan
597,480
7.568%,  (LIBOR 1M +
3.250%), 4/12/2028
d
534,105
Foley Products Company, LLC,
Term Loan
341,509
8.453%,  (SOFRRATE +
4.750%), 2/16/2029
d
329,273
Principal
Amount Bank Loans (2.3%)
a
Value
Capital Goods (0.2%) - continued
Ingersoll-Rand Services Company,
Term Loan
$ 544,600
6.173%,  (LIBOR 1M +
1.750%), 2/28/2027
d
$ 539,497
Mauser Packaging Solutions
Holding Company, Term Loan
652,274
7.370%,  (LIBOR 1M +
3.250%), 4/3/2024
d
636,059
Quikrete Holdings, Inc., Term Loan
290,000
0.000%,  (LIBOR 1M +
2.625%), 1/31/2027
b,c,d
286,375
789,037
7.384%,  (LIBOR 1M +
3.000%), 3/18/2029
d
781,889
Smyrna Ready Mix Concrete, LLC,
Term Loan
330,868
8.673%,  (TSFR1M +
4.250%), 4/1/2029
d,e
323,424
TK Elevator US Newco, Inc., Term
Loan
556,000
0.000%,  (LIBOR 6M +
3.500%), 7/31/2027
b,c,d
534,110
TransDigm, Inc., Term Loan
1,291,372
6.980%,  (LIBOR 3M +
2.250%), 12/9/2025
d
1,274,041
Vertiv Group Corporation, Term
Loan
545,997
7.119%,  (LIBOR 1M +
2.750%), 3/2/2027
b,c,d
525,752
Total 9,328,154
Communications Services (0.4%)
Altice France SA, Term Loan
1,134,000
8.650%,  (LIBOR 2M +
4.000%), 8/14/2026
d
1,052,261
CCI Buyer, Inc., Term Loan
439,000
8.580%,  (LIBOR 3M +
4.000%), 12/17/2027
b,c,d
418,367
Cengage Learning, Inc., Term
Loan
362,881
7.814%,  (LIBOR 3M +
4.750%), 7/14/2026
d
325,573
Charter Communications
Operating, LLC, Term Loan
1,370,000
6.140%,  (LIBOR 1M +
1.750%), 2/1/2027
b,c,d
1,335,997
Clear Channel Outdoor Holdings,
Inc., Term Loan
993,234
7.915%,  (LIBOR 3M +
3.500%), 8/21/2026
d
902,780
CMG Media Corporation, Term
Loan
1,035,259
8.230%,  (LIBOR 3M +
3.500%), 12/17/2026
d
967,045
Connect Finco SARL, Term Loan
332,000
0.000%,  (LIBOR 1M +
3.500%), 12/12/2026
b,c,d
327,710
Crown Subsea Communications
Holding, Inc., Term Loan
331,700
8.870%,  (LIBOR 1M +
4.750%), 4/27/2027
d
322,854
CSC Holdings, LLC, Term Loan
1,091,000
6.818%,  (LIBOR 1M +
2.500%), 4/15/2027
d
970,990

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (2.3%)
a
Value
Communications Services (0.4%) - continued
DIRECTV Financing, LLC, Term
Loan
$ 1,325,301
9.384%,  (LIBOR 1M +
5.000%), 8/2/2027
d
$ 1,287,477
iHeartCommunications, Inc., Term
Loan
556,400
7.384%,  (LIBOR 1M +
3.000%), 5/1/2026
d
508,934
Level 3 Financing, Inc., Term Loan
567,000
0.000%,  (LIBOR 1M +
1.750%), 3/1/2027
b,c,d
542,194
Lumen Technologies, Inc., Term
Loan
1,134,000
0.000%,  (LIBOR 1M +
2.250%), 3/15/2027
b,c,d
1,075,474
NEP Group, Inc., Term Loan
362,855
7.634%,  (LIBOR 1M +
3.250%), 10/20/2025
d
310,695
Nexstar Media, Inc., Term Loan
709,318
6.884%,  (LIBOR 1M +
2.500%), 9/18/2026
d
702,757
Playtika Holding Corporation, Term
Loan
439,000
0.000%,  (LIBOR 1M +
2.750%), 3/11/2028
b,c,d
418,196
Radiate Holdco, LLC, Term Loan
364,000
0.000%,  (LIBOR 1M +
3.250%), 9/25/2026
b,c,d
294,349
RLG Holdings, LLC, Term Loan
352,211
8.384%,  (LIBOR 1M +
4.000%), 7/8/2028
d
330,786
SBA Senior Finance II, LLC, Term
Loan
1,081,000
0.000%,  (LIBOR 1M +
1.750%), 4/11/2025
b,c,d
1,076,200
Univision Communications, Inc.,
Term Loan
651,060
7.634%,  (LIBOR 1M +
3.250%), 1/31/2029
d
630,174
UPC Financing Partnership, Term
Loan
332,000
0.000%,  (LIBOR 1M +
3.000%), 1/31/2029
b,c,d
323,700
Virgin Media Bristol, LLC, Term
Loan
824,000
0.000%,  (LIBOR 1M +
2.500%), 1/31/2028
b,c,d
808,995
Zayo Group Holdings, Inc., Term
Loan
1,070,000
7.384%,  (LIBOR 1M +
3.000%), 3/9/2027
d
863,714
Ziggo Financing Partnership, Term
Loan
556,000
0.000%,  (LIBOR 1M +
2.500%), 4/30/2028
b,c,d
541,233
Total 16,338,455
Consumer Cyclical (0.4%)
1011778 B.C., LLC, Term Loan
1,355,506
6.165%,  (LIBOR 3M +
1.750%), 11/19/2026
d
1,330,091
Principal
Amount Bank Loans (2.3%)
a
Value
Consumer Cyclical (0.4%) - continued
AlixPartners, LLP, Term Loan
$ 385,000
0.000%,  (LIBOR 1M +
2.750%), 2/4/2028
b,c,d
$ 381,289
Allied Universal Holdco, LLC, Term
Loan
1,359,000
8.173%,  (LIBOR 1M +
3.750%), 5/14/2028
b,c,d
1,288,509
Alterra Mountain Company, Term
Loan
428,000
0.000%,  (LIBOR 1M +
3.500%), 8/17/2028
b,c,d
421,850
Amentum Government Services
Holdings, LLC, Term  Loan
546,000
0.000%,  (TSFR1M +
4.000%), 2/15/2029
b,c,d
530,816
Arches Buyer, Inc., Term Loan
235,000
7.634%,  (LIBOR 1M +
3.250%), 12/6/2027
d
216,886
Caesars Resort Collection, LLC,
Term Loan
1,027,000
0.000%,  (LIBOR 3M +
2.750%), 12/22/2024
b,c,d
1,023,744
334,552
7.884%,  (LIBOR 1M +
3.500%), 7/20/2025
d
333,411
Carnival Corporation, Term Loan
648,363
7.384%,  (LIBOR 1M +
3.000%), 6/30/2025
d
619,880
429,914
7.634%,  (LIBOR 1M +
3.250%), 10/18/2028
d
401,325
Clarios Global, LP, Term Loan
877,000
7.634%,  (LIBOR 1M +
3.250%), 4/30/2026
d
857,636
Crocs, Inc., Term Loan
556,000
0.000%,  (TSFR1M +
3.600%), 2/19/2029
b,c,d
544,185
Cushman & Wakefield US
Borrower, LLC, Term Loan
544,600
7.134%,  (LIBOR 1M +
2.750%), 8/21/2025
d
531,181
Delta 2 Lux Sarl, Term Loan
803,000
7.573%,  (TSFR1M +
3.250%), 1/15/2030
b,c,d
801,996
Fertitta Entertainment, LLC/NV,
Term Loan
332,000
0.000%,  (TSFR1M +
4.100%), 1/27/2029
b,c,d
315,028
Go Daddy Operating Company,
LLC, Term Loan
535,000
0.000%,  (TSFR1M +
3.250%), 11/10/2029
b,c,d
533,588
Great Outdoors Group, LLC, Term
Loan
758,081
8.134%,  (LIBOR 1M +
3.750%), 3/5/2028
d
726,810
Harbor Freight Tools USA, Inc.,
Term Loan
674,000
0.000%,  (LIBOR 1M +
2.750%), 10/19/2027
b,c,d
640,758
Hilton Worldwide Finance, LLC,
Term Loan
813,000
6.173%,  (LIBOR 1M +
1.750%), 6/21/2026
d
809,764

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (2.3%)
a
Value
Consumer Cyclical (0.4%) - continued
IRB Holding Corporation, Term
Loan
$ 781,000
0.000%,  (TSFR1M +
3.100%), 12/15/2027
b,c,d
$ 756,984
PetSmart, LLC, Term Loan
1,070,000
8.130%,  (LIBOR 1M +
3.750%), 2/12/2028
d
1,044,919
Pilot Travel Centers, LLC, Term
Loan
920,000
0.000%,  (TSFR1M +
2.000%), 8/6/2028
b,c,d
908,270
Prime Security Services Borrower,
LLC, Term Loan
1,088,231
6.505%,  (LIBOR 3M +
2.750%), 9/23/2026
b,c,d
1,077,457
Scientific Games Holdings, LP,
Term Loan
556,000
0.000%,  (TSFR1M +
3.500%), 4/4/2029
b,c,d
529,329
Scientific Games International,
Inc., Term Loan
821,935
7.334%,  (TSFR1M +
3.100%), 4/14/2029
b,c,d
808,726
Staples, Inc., Term Loan
195,388
8.940%,  (LIBOR 3M +
4.500%), 9/12/2024
d
192,784
535,000
7.782%,  (LIBOR 3M +
5.000%), 4/12/2026
d
493,687
Stars Group Holdings BV, Term
Loan
321,000
6.980%,  (LIBOR 1M +
2.250%), 7/21/2026
b,c,d
316,050
UFC Holdings, LLC, Term Loan
546,000
0.000%,  (LIBOR 1M +
2.750%), 4/29/2026
b,c,d
538,116
Total 18,975,069
Consumer Non-Cyclical (0.3%)
AI Aqua Merger Sub, Inc., Term
Loan
800,353
7.967%,  (TSFR1M +
3.750%), 7/30/2028
d
752,668
Alltech, Inc., Term Loan
330,864
8.384%,  (LIBOR 1M +
4.000%), 10/15/2028
d
308,945
Bausch + Lomb Corporation, Term
Loan
853,855
7.842%,  (TSFR1M +
3.350%), 5/10/2027
b,c,d
810,632
Chobani, LLC, Term Loan
341,527
7.884%,  (LIBOR 1M +
3.500%), 10/23/2027
d
334,126
DaVita, Inc., Term Loan
278,000
0.000%,  (LIBOR 1M +
1.750%), 8/12/2026
b,c,d
270,461
Elanco Animal Health, Inc., Term
Loan
439,000
0.000%,  (LIBOR 1M +
1.750%), 8/1/2027
b,c,d
420,821
Froneri U.S., Inc., Term Loan
835,000
0.000%,  (LIBOR 1M +
2.250%), 1/31/2027
b,c,d
811,228
Principal
Amount Bank Loans (2.3%)
a
Value
Consumer Non-Cyclical (0.3%) - continued
Gainwell Acquisition Corporation,
Term Loan
$ 1,462,170
8.730%,  (LIBOR 3M +
4.000%), 10/1/2027
d
$ 1,368,957
Global Medical Response, Inc.,
Term Loan
405,565
8.422%,  (LIBOR 1M +
4.250%), 10/2/2025
d
282,630
ICON Luxembourg SARL, Term
Loan
1,030,220
7.000%,  (LIBOR 3M +
2.250%), 7/1/2028
d
1,026,233
Jazz Financing Lux SARL, Term
Loan
1,081,000
0.000%,  (LIBOR 1M +
3.500%), 5/5/2028
b,c,d
1,070,017
LifePoint Health, Inc., Term Loan
471,000
0.000%,  (LIBOR 1M +
3.750%), 11/16/2025
b,c,d
442,975
Medline Borrower, LP, Term Loan
1,975,025
7.634%,  (LIBOR 1M +
3.250%), 10/21/2028
b,c,d
1,874,259
Naked Juice, LLC, Term Loan
395,007
7.830%,  (LIBOR 3M +
3.250%), 1/24/2029
d
352,323
Organon & Company, Term Loan
1,081,000
7.750%,  (LIBOR 3M +
3.000%), 6/2/2028
d
1,068,839
Phoenix Newco, Inc., Term Loan
449,000
0.000%,  (LIBOR 1M +
3.250%), 11/15/2028
b,c,d
431,664
PRA Health Sciences, Inc., Term
Loan
256,680
7.000%,  (LIBOR 3M +
2.250%), 7/1/2028
d
255,687
Reynolds Consumer Products,
LLC, Term Loan
653,000
0.000%,  (LIBOR 1M +
1.750%), 2/4/2027
b,c,d
646,979
Select Medical Corporation, Term
Loan
546,000
6.890%,  (LIBOR 1M +
2.500%), 3/6/2025
d
533,988
WP CityMD Bidco, LLC, Term Loan
533,656
7.634%,  (LIBOR 1M +
3.250%), 12/23/2028
d
532,364
Total 13,595,796
Energy (<0.1%)
Buckeye Partners, LP, Term Loan
546,000
0.000%,  (LIBOR 1M +
2.250%), 11/1/2026
b,c,d
542,402
CQP Holdco, LP, Term Loan
1,088,237
8.480%,  (LIBOR 3M +
3.750%), 6/4/2028
d
1,081,741
GIP II Blue Holding, LP, Term Loan
321,000
9.230%,  (LIBOR 3M +
4.500%), 9/29/2028
d
317,722
Total 1,941,865

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (2.3%)
a
Value
Financials (0.2%)
Acrisure, LLC, Term Loan
$ 514,000
0.000%,  (LIBOR 1M +
3.500%), 2/15/2027
b,c,d
$ 481,232
Alliant Holdings Intermediate, LLC,
Term Loan
214,000
0.000%,  (LIBOR 1M +
3.250%), 5/10/2025
b,c,d
210,950
AmWINS Group, Inc., Term Loan
821,905
6.634%,  (LIBOR 1M +
2.250%), 2/19/2028
d
806,239
Asurion, LLC, Term Loan
650,017
7.634%,  (LIBOR 1M +
3.250%), 12/23/2026
d
578,112
437,212
7.634%,  (LIBOR 1M +
3.250%), 7/31/2027
d
381,743
Deerfield Dakota Holding, LLC,
Term Loan
224,425
8.073%,  (LIBOR 1M +
3.750%), 4/9/2027
d
209,206
Edelman Financial Engines Center,
LLC, Term Loan
224,430
7.884%,  (LIBOR 1M +
3.500%), 4/7/2028
d
208,889
First Eagle Holdings, Inc., Term
Loan
224,406
7.230%,  (LIBOR 3M +
2.500%), 2/2/2027
b,c,d
218,459
FleetCor Technologies Operating
Company, LLC, Term  Loan
439,000
0.000%,  (LIBOR 1M +
1.750%), 4/30/2028
b,c,d
433,925
Howden Group Holdings, Ltd.,
Term Loan
224,427
0.000%,  (LIBOR 1M +
3.250%), 11/12/2027
b,c,d
218,215
HUB International, Ltd., Term Loan
931,000
0.000%,  (LIBOR 3M +
3.000%), 4/25/2025
b,c,d
919,754
Hudson River Trading, LLC, Term
Loan
235,000
0.000%,  (TSFR1M +
3.100%), 3/18/2028
b,c,d
221,824
Jane Street Group, LLC, Term
Loan
437,883
7.134%,  (LIBOR 1M +
2.750%), 1/26/2028
d
424,335
Trans Union, LLC, Term Loan
813,000
0.000%,  (LIBOR 1M +
2.250%), 12/1/2028
b,c,d
803,968
USI, Inc./NY, Term Loan
813,000
0.000%,  (TSFR1M +
3.750%), 11/22/2029
b,c,d
804,293
VFH Parent, LLC, Term Loan
332,000
7.321%,  (TSFR1M +
3.100%), 1/13/2029
b,c,d
322,538
Total 7,243,682
Technology (0.5%)
AthenaHealth Group, Inc., Delayed
Draw
171,871
7.823%,  (LIBOR 1M +
3.500%), 2/15/2029
b,c,d
154,746
Principal
Amount Bank Loans (2.3%)
a
Value
Technology (0.5%) - continued
AthenaHealth Group, Inc., Term
Loan
$ 1,008,966
7.821%,  (PRIME + 3.500%),
2/15/2029
d
$ 908,433
Boxer Parent Company, Inc., Term
Loan
832,563
8.134%,  (LIBOR 1M +
3.750%), 10/2/2025
b,c,d
795,763
Central Parent, Inc., Term Loan
974,000
0.000%,  (TSFR3M +
4.500%), 7/6/2029
b,c,d
964,036
Coherent Corporation, Term Loan
534,885
7.134%,  (LIBOR 1M +
2.750%), 7/1/2029
b,c,d
528,065
CommScope, Inc., Term Loan
992,535
7.634%,  (LIBOR 1M +
3.250%), 4/4/2026
d
933,232
Cornerstone OnDemand, Inc.,
Term Loan
597,495
8.134%,  (LIBOR 1M +
3.750%), 10/15/2028
d
531,771
Dcert Buyer, Inc., Term Loan
663,000
0.000%,  (LIBOR 3M +
4.000%), 10/16/2026
b,c,d
639,556
Dun & Bradstreet Corporation,
Term Loan
653,000
0.000%,  (LIBOR 1M +
3.250%), 2/8/2026
b,c,d
645,889
Entegris, Inc., Term Loan
535,000
0.000%,  (TSFR1M +
3.000%), 7/6/2029
b,c,d
532,994
Gen Digital, Inc., Term Loan
706,000
0.000%,  (TSFR1M +
2.100%), 9/12/2029
b,c,d
692,911
Genesys Cloud Services Holdings
II, LLC, Term Loan
546,000
0.000%,  (LIBOR 1M +
4.000%), 12/1/2027
b,c,d
523,139
Hyland Software, Inc., Term Loan
544,578
7.884%,  (LIBOR 1M +
3.500%), 7/1/2024
d
536,546
Informatica, LLC, Term Loan
544,628
7.188%,  (LIBOR 1M +
2.750%), 10/29/2028
d
533,191
Ingram Micro, Inc., Term Loan
546,000
0.000%,  (LIBOR 1M +
3.500%), 7/2/2028
b,c,d
536,445
Magenta Buyer, LLC, Term Loan
589,000
9.170%,  (LIBOR 1M +
4.750%), 7/27/2028
b,c,d
501,386
McAfee Corporation, Term Loan
1,124,000
0.000%,  (TSFR1M +
3.850%), 3/1/2029
b,c,d
1,043,510
Mitchell International, Inc., Term
Loan
683,279
8.415%,  (LIBOR 3M +
3.750%), 10/15/2028
b,c,d
628,070
MKS Instruments, Inc., Term Loan
981,540
7.171%,  (TSFR1M +
2.750%), 8/17/2029
d
968,044

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (2.3%)
a
Value
Technology (0.5%) - continued
Open Text Corporation, Term Loan
$ 844,000
0.000%,  (TSFR1M +
3.600%), 11/16/2029
b,c,d
$ 823,533
Peraton Corporation, Term Loan
1,696,467
8.134%,  (LIBOR 1M +
3.750%), 2/1/2028
d
1,653,699
Polaris Newco, LLC, Term Loan
984,000
0.000%,  (LIBOR 1M +
4.000%), 6/4/2028
b,c,d
895,794
Proofpoint, Inc., Term Loan
726,166
7.985%,  (LIBOR 3M +
3.250%), 8/31/2028
d
696,713
Rackspace Technology Global,
Inc., Term Loan
501,624
7.380%,  (LIBOR 3M +
2.750%), 2/9/2028
d
311,689
RealPage, Inc., Term Loan
556,000
0.000%,  (LIBOR 1M +
3.250%), 4/22/2028
b,c,d
527,644
SS&C Technologies, Inc., Term
Loan
52,659
6.134%,  (LIBOR 1M +
1.750%), 4/16/2025
d
51,686
44,983
6.134%,  (LIBOR 1M +
1.750%), 4/16/2025
d
44,152
430,394
6.134%,  (LIBOR 1M +
1.750%), 4/16/2025
d
422,324
Tempo Acquisition, LLC, Term
Loan
535,000
7.334%,  (TSFR1M +
3.000%), 8/31/2028
b,c,d
532,860
TIBCO Software, Inc., Term Loan
589,000
0.000%,  (TSFR3M +
4.600%), 3/30/2029
b,c,d
524,946
UKG, Inc., Term Loan
1,166,000
0.000%,  (LIBOR 1M +
3.250%), 5/3/2026
b,c,d
1,107,700
Verscend Holding Corporation,
Term Loan
800,871
8.384%,  (LIBOR 1M +
4.000%), 8/27/2025
d
794,151
Total 20,984,618
Transportation (0.2%)
AAdvantage Loyalty IP, Ltd., Term
Loan
1,316,100
8.993%,  (LIBOR 3M +
4.750%), 4/20/2028
d
1,308,901
Air Canada, Term Loan
1,035,244
8.130%,  (LIBOR 3M +
3.500%), 8/11/2028
d
1,021,009
Brown Group Holding, LLC, Term
Loan
439,000
0.000%,  (LIBOR 1M +
2.500%), 6/7/2028
b,c,d
430,282
Genesee & Wyoming, Inc., Term
Loan
544,600
6.730%,  (LIBOR 3M +
2.000%), 12/30/2026
b,c,d
541,060
Mileage Plus Holdings, LLC, Term
Loan
589,500
9.996%,  (LIBOR 3M +
5.250%), 6/20/2027
d
605,564
Principal
Amount Bank Loans (2.3%)
a
Value
Transportation (0.2%) - continued
SkyMiles IP, Ltd., Term Loan
$ 1,156,000
7.993%,  (LIBOR 3M +
3.750%), 10/20/2027
b,c,d
$ 1,176,808
United Airlines, Inc., Term Loan
937,415
8.108%,  (LIBOR 3M +
3.750%), 4/21/2028
d
923,878
XPO, Inc., Term Loan
546,000
0.000%,  (LIBOR 1M +
1.750%), 2/23/2025
b,c,d
543,013
Total 6,550,515
Utilities (<0.1%)
PG&E Corporation, Term Loan
800,661
7.438%,  (LIBOR 1M +
3.000%), 6/23/2025
b,c,d
793,407
Total 793,407
Total Bank Loans
(cost $101,719,020) 99,789,320
Principal
Amount Long-Term Fixed Income ( 37.6% ) Value
Asset-Backed Securities (1.7%)
510 Asset Backed Trust
1,900,000
3.967%,  5/25/2061, Ser.
2021-NPL1, Class A2
f,g
1,591,911
720 East CLO I, Ltd.
2,100,000
7.825%,  (TSFR3M +
3.250%), 1/20/2036, Ser.
2022-1A, Class B
d,f
2,089,907
750,000
8.825%,  (TSFR3M +
4.250%), 1/20/2036, Ser.
2022-1A, Class C
d,f
743,987
Access Group, Inc.
281,703
4.516%,  (LIBOR 1M +
0.500%), 2/25/2036, Ser.
2013-1, Class A
d,f
275,594
Affirm Asset Securitization Trust
3,000,000
4.300%,  5/17/2027, Ser.
2022-A, Class 1A
f
2,850,696
AMSR Trust
2,700,000
2.153%,  6/17/2038, Ser.
2021-SFR1, Class B
d,f
2,174,483
1,100,000
2.352%,  6/17/2038, Ser.
2021-SFR1, Class C
d,f
871,950
1,379,000
2.517%,  12/17/2038, Ser.
2021-SFR4, Class C
f
1,169,533
Ares XL CLO, Ltd.
2,100,000
6.879%,  (LIBOR 3M +
2.800%), 1/15/2029, Ser.
2016-40A, Class CRR
d,f
1,915,601
Bankers Healthcare Group
Securitization Trust
1,185,562
5.280%,  10/17/2035, Ser.
2022-C, Class A
f
1,175,785
CarVal CLO II, Ltd.
2,125,000
5.743%,  (LIBOR 3M +
1.500%), 4/20/2032, Ser.
2019-1A, Class BR
d,f
2,042,480

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (37.6%) Value
Asset-Backed Securities (1.7%) - continued
$ 1,225,000
6.243%,  (LIBOR 3M +
2.000%), 4/20/2032, Ser.
2019-1A, Class CR
d,f
$ 1,155,164
CarVal CLO VIII-C, Ltd.
1,500,000
6.345%,  (TSFR3M +
2.300%), 10/22/2035, Ser.
2022-2A, Class A
d,f
1,496,055
1,000,000
7.045%,  (TSFR3M +
3.000%), 10/22/2035, Ser.
2022-2A, Class B1
d,f
991,869
CMFT Net Lease Master Issuer,
LLC
1,333,806
2.090%,  7/20/2051, Ser.
2021-1, Class A1
f
1,118,582
Commonbond Student Loan Trust
288,113
4.889%,  (LIBOR 1M +
0.500%), 2/25/2044, Ser.
2018-AGS, Class A2
d,f
278,903
Dryden 36 Senior Loan Fund
1,800,000
6.129%,  (LIBOR 3M +
2.050%), 4/15/2029, Ser.
2014-36A, Class CR3
d,f
1,720,681
FirstKey Homes Trust
4,500,000
4.493%,  5/17/2039, Ser.
2022-SFR1, Class B
f
4,165,732
Foundation Finance Trust
1,128,890
1.270%,  5/15/2041, Ser.
2021-1A, Class A
f
1,009,638
FRTKL Trust
2,350,000
1.922%,  9/17/2038, Ser.
2021-SFR1, Class C
f
1,995,072
Galaxy XIX CLO, Ltd.
1,650,000
6.175%,  (LIBOR 3M +
1.850%), 7/24/2030, Ser.
2015-19A, Class BRR
d,f
1,527,044
Goodgreen
1,589,403
3.860%,  10/15/2054, Ser.
2019-1A, Class A
f
1,474,624
Home Partners of America Trust
2,527,796
2.302%,  12/17/2026, Ser.
2021-2, Class B
f
2,159,333
2,096,629
2.078%,  9/17/2041, Ser.
2021-1, Class C
f
1,662,629
Laurel Road Prime Student Loan
Trust
109,980
2.810%,  11/25/2042, Ser.
2017-C, Class A2B
f
107,826
835,405
5.259%,  11/25/2043, Ser.
2018-D, Class A
d,f
783,734
Longfellow Place CLO, Ltd.
3,900,000
5.829%,  (LIBOR 3M +
1.750%), 4/15/2029, Ser.
2013-1A, Class BR3
d,f
3,820,296
950,000
6.379%,  (LIBOR 3M +
2.300%), 4/15/2029, Ser.
2013-1A, Class CR3
d,f
903,505
Marlette Funding Trust
1,085,466
5.180%,  11/15/2032, Ser.
2022-3A, Class A
f
1,076,836
Mercury Financial Credit Card
Master Trust
2,600,000
2.500%,  9/21/2026, Ser.
2022-1A, Class A
f
2,471,868
Principal
Amount Long-Term Fixed Income (37.6%) Value
Asset-Backed Securities (1.7%) - continued
National Collegiate Trust
$ 700,120
4.684%,  (LIBOR 1M +
0.295%), 5/25/2031, Ser.
2007-A, Class A
d,f
$ 676,162
Oak Street Investment
1,734,604
1.850%,  11/20/2050, Ser.
2020-1A, Class A1
f
1,539,515
OCP CLO, Ltd.
1,800,000
6.079%,  (LIBOR 3M +
2.000%), 7/15/2030, Ser.
2017-13A, Class BR
d,f
1,679,332
OZLM IX, Ltd.
1,250,000
5.793%,  (LIBOR 3M +
1.550%), 10/20/2031, Ser.
2014-9A, Class A1BR
d,f
1,200,123
Pretium Mortgage Credit Partners,
LLC
1,425,375
5.240%,  4/25/2052, Ser.
2022-NPL2, Class A1
f,g
1,371,444
844,137
2.240%,  9/27/2060, Ser.
2021-NPL1, Class A1
f,g
768,828
Progress Residential Trust
1,200,000
1.888%,  5/17/2026, Ser.
2021-SFR3, Class B
f
1,031,416
Renaissance Home Equity Loan
Trust
2,167,539
5.580%,  11/25/2036, Ser.
2006-3, Class AF2
g
793,882
Saxon Asset Securities Trust
860,035
3.275%,  8/25/2035, Ser.
2004-2, Class MF2
d
734,293
Sound Point CLO XIV, Ltd.
2,600,000
6.375%,  (LIBOR 3M +
2.050%), 1/23/2029, Ser.
2016-3A, Class CR
d,f
2,496,359
Stratus CLO, Ltd.
1,850,000
5.993%,  (LIBOR 3M +
1.750%), 12/29/2029, Ser.
2021-1A, Class C
d,f
1,738,915
Tricon Residential Trust
1,500,000
2.244%,  7/17/2038, Ser.
2021-SFR1, Class B
f
1,293,269
U.S. Small Business Administration
32,569
3.191%,  3/10/2024, Ser.
2014-10A, Class 1 31,715
VCAT Asset Securitization, LLC
1,150,000
4.826%,  12/26/2050, Ser.
2021-NPL1, Class A2
f,g
1,039,981
Vericrest Opportunity Loan
Transferee
1,298,234
1.893%,  2/27/2051, Ser.
2021-NPL2, Class A1
f,g
1,167,908
1,800,000
4.949%,  2/27/2051, Ser.
2021-NPL3, Class A2
f,g
1,539,276
1,375,000
4.826%,  3/27/2051, Ser.
2021-NPL5, Class A2
f,g
1,132,084
1,400,000
4.949%,  3/27/2051, Ser.
2021-NPL4, Class A2
f,g
1,190,544
982,529
2.116%,  4/25/2051, Ser.
2021-NPL8, Class A1
f,g
868,385
900,000
4.949%,  4/25/2051, Ser.
2021-NPL8, Class A2
f,g
656,443

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (37.6%) Value
Asset-Backed Securities (1.7%) - continued
$ 825,000
5.438%,  12/26/2051, Ser.
2021-NP12, Class A2
f,g
$ 749,770
Wind River CLO, Ltd.
1,525,000
5.843%,  (LIBOR 3M +
1.600%), 7/20/2030, Ser.
2013-1A, Class A2RR
d,f
1,481,629
1,275,000
6.243%,  (LIBOR 3M +
2.000%), 7/20/2030, Ser.
2013-1A, Class BRR
d,f
1,207,247
Total 73,209,838
Basic Materials (0.3%)
Alcoa Nederland Holding BV
595,000 5.500%,  12/15/2027
f
573,378
Anglo American Capital plc
675,000 3.875%,  3/16/2029
f
606,006
Cascades USA, Inc.
290,000 5.125%,  1/15/2026
f
263,831
Chemours Company
420,000 5.750%,  11/15/2028
f
377,256
Cleveland-Cliffs, Inc.
360,000 5.875%,  6/1/2027
h
343,917
230,000 4.625%,  3/1/2029
f,h
204,125
Consolidated Energy Finance SA
688,000 5.625%,  10/15/2028
f
584,578
Dow Chemical Company
600,000 4.800%,  11/30/2028 591,292
DowDuPont, Inc.
620,000 4.493%,  11/15/2025 609,678
EverArc Escrow Sarl
333,000 5.000%,  10/30/2029
f
273,060
First Quantum Minerals, Ltd.
724,000 6.875%,  10/15/2027
f
679,274
Glencore Funding, LLC
536,000 3.375%,  9/23/2051
f
347,669
1,064,000 4.000%,  3/27/2027
f
1,004,121
Hecla Mining Company
175,000 7.250%,  2/15/2028 172,310
Hudbay Minerals, Inc.
410,000 4.500%,  4/1/2026
f
372,419
Innophos Holdings, Inc.
168,000 9.375%,  2/15/2028
f
164,220
International Flavors and
Fragrances, Inc.
660,000 3.468%,  12/1/2050
f
446,747
Kinross Gold Corporation
470,000 5.950%,  3/15/2024 471,744
Mercer International, Inc.
172,000 5.125%,  2/1/2029 143,794
Methanex Corporation
385,000 4.250%,  12/1/2024 368,651
Mosaic Company
900,000 4.050%,  11/15/2027 847,423
Novelis Corporation
160,000 3.250%,  11/15/2026
f
143,442
210,000 4.750%,  1/30/2030
f
186,179
160,000 3.875%,  8/15/2031
f
130,623
Nutrien, Ltd.
667,000 5.900%,  11/7/2024 675,382
Principal
Amount Long-Term Fixed Income (37.6%) Value
Basic Materials (0.3%) - continued
OCI NV
$ 278,000 4.625%,  10/15/2025
f
$ 263,424
Olin Corporation
580,000 5.125%,  9/15/2027 548,100
SCIL USA Holdings, LLC
423,000 5.375%,  11/1/2026
f
358,492
SPCM SA
409,000 3.375%,  3/15/2030
f
329,245
SunCoke Energy, Inc.
438,000 4.875%,  6/30/2029
f
375,974
Taseko Mines, Ltd.
298,000 7.000%,  2/15/2026
f
262,043
Unifrax Escrow Issuer Corporation
373,000 5.250%,  9/30/2028
f
300,141
United States Steel Corporation
438,000 6.875%,  3/1/2029
h
425,143
Total 13,443,681
Capital Goods (0.7%)
Advanced Drainage Systems, Inc.
375,000 6.375%,  6/15/2030
f
364,373
AECOM
645,000 5.125%,  3/15/2027 620,813
Amsted Industries, Inc.
465,000 5.625%,  7/1/2027
f
441,127
ARD Finance SA
131,000 6.500%,  6/30/2027
f
91,115
Ardagh Packaging Finance plc/
Ardagh Holdings USA, Inc.
280,000 5.250%,  8/15/2027
f
209,368
294,000 5.250%,  8/15/2027
f
219,836
Boeing Company
1,225,000 5.930%,  5/1/2060 1,115,907
750,000 5.040%,  5/1/2027 741,733
1,250,000 5.705%,  5/1/2040 1,191,953
Bombardier, Inc.
240,000 7.125%,  6/15/2026
f
232,851
520,000 7.875%,  4/15/2027
f,h
504,387
350,000 6.000%,  2/15/2028
f
323,652
Builders FirstSource, Inc.
265,000 5.000%,  3/1/2030
f
234,811
Canpack SA/Canpack US LLC
540,000 3.125%,  11/1/2025
f
473,137
Carrier Global Corporation
714,000 3.577%,  4/5/2050 509,121
875,000 2.700%,  2/15/2031 722,098
Chart Industries, Inc.
139,000 7.500%,  1/1/2030
f
139,735
Clydesdale Acquisition Holdings,
Inc.
55,000 6.625%,  4/15/2029
f
52,291
110,000 8.750%,  4/15/2030
f
94,157
CNH Industrial NV
700,000 3.850%,  11/15/2027 655,653
Cornerstone Building Brands, Inc.
283,000 6.125%,  1/15/2029
f
199,300
Covert Mergeco, Inc.
208,000 4.875%,  12/1/2029
f
170,408
CP Atlas Buyer, Inc.
380,000 7.000%,  12/1/2028
f,h
282,213

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (37.6%) Value
Capital Goods (0.7%) - continued
Crown Cork & Seal Company, Inc.
$ 353,000 7.375%,  12/15/2026 $ 363,417
GFL Environmental, Inc.
339,000 4.000%,  8/1/2028
f
289,845
550,000 3.500%,  9/1/2028
f
483,539
H&E Equipment Services, Inc.
697,000 3.875%,  12/15/2028
f
593,698
Herc Holdings, Inc.
350,000 5.500%,  7/15/2027
f
326,463
Howmet Aerospace, Inc.
900,000 3.000%,  1/15/2029 765,000
805,000 5.950%,  2/1/2037 781,452
Ingersoll-Rand Luxembourg
Finance SA
625,000 3.500%,  3/21/2026 589,596
JELD-WEN, Inc.
167,000 4.625%,  12/15/2025
f
139,829
John Deere Capital Corporation
536,000 4.350%,  9/15/2032 520,693
L3Harris Technologies, Inc.
1,050,000 3.950%,  5/28/2024 1,032,959
Lockheed Martin Corporation
774,000 4.500%,  5/15/2036 738,590
284,000 6.150%,  9/1/2036 308,024
Mauser Packaging Solutions
Holding Company
335,000 5.500%,  4/15/2024
f
325,736
420,000 7.250%,  4/15/2025
f
388,381
MIWD Holdco II, LLC
222,000 5.500%,  2/1/2030
f
176,745
Nesco Holdings II, Inc.
425,000 5.500%,  4/15/2029
f
371,875
New Enterprise Stone and Lime
Company, Inc.
531,000 5.250%,  7/15/2028
f
471,512
Northrop Grumman Corporation
935,000 3.850%,  4/15/2045 745,726
OI European Group BV
444,000 4.750%,  2/15/2030
f
388,811
Owens-Brockway Glass Container,
Inc.
168,000 5.875%,  8/15/2023
f
166,804
Pactiv Evergreen Group
320,000 4.375%,  10/15/2028
f
285,888
Parker-Hannifin Corporation
1,091,000 4.500%,  9/15/2029 1,045,450
PGT Innovations, Inc.
426,000 4.375%,  10/1/2029
f
356,665
Raytheon Technologies
Corporation
714,000 4.125%,  11/16/2028 683,375
775,000 4.450%,  11/16/2038 703,950
1,000,000 3.750%,  11/1/2046 771,809
Republic Services, Inc.
850,000 2.900%,  7/1/2026 791,781
Roller Bearing Company of
America, Inc.
80,000 4.375%,  10/15/2029
f
69,176
Roper Technologies, Inc.
564,000 4.200%,  9/15/2028 544,736
750,000 1.750%,  2/15/2031 577,778
Principal
Amount Long-Term Fixed Income (37.6%) Value
Capital Goods (0.7%) - continued
SRM Escrow Issuer, LLC
$ 615,000 6.000%,  11/1/2028
f
$ 550,241
Textron, Inc.
710,000 3.375%,  3/1/2028 645,769
Titan Acquisition, Ltd.
180,000 7.750%,  4/15/2026
f
162,106
TransDigm, Inc.
438,000 6.250%,  3/15/2026
f
431,951
1,130,000 5.500%,  11/15/2027 1,061,127
United Rentals North America, Inc.
405,000 4.875%,  1/15/2028 383,798
360,000 4.000%,  7/15/2030 307,727
Victors Merger Corporation
204,000 6.375%,  5/15/2029
f
112,200
Waste Pro USA, Inc.
205,000 5.500%,  2/15/2026
f
181,036
WESCO Distribution, Inc.
560,000 7.250%,  6/15/2028
f
567,265
Total 29,792,562
Collateralized Mortgage Obligations (1.9%)
Alternative Loan Trust
654,960
6.000%,  8/1/2036, Ser.
2006-24CB, Class A9 378,904
Bellemeade Re, Ltd.
935,505
5.678%,  (SOFR30A +
1.750%), 3/25/2031, Ser.
2021-1A, Class M1A
d,f
930,171
BINOM Securitization Trust
1,134,583
2.370%,  6/25/2056, Ser.
2021-INV1, Class A2
d,f
986,753
CHNGE Mortgage Trust
2,786,182
6.000%,  10/25/2057, Ser.
2022-4, Class A1
f,g
2,751,610
Citicorp Mortgage Securities, Inc.
1,096,023
6.000%,  7/25/2037, Ser.
2007-6, Class 1A4 953,043
COLT Mortgage Loan Trust
2,186,635
1.726%,  11/25/2066, Ser.
2021-5, Class A1
d,f
1,841,466
Countrywide Alternative Loan Trust
790,865
3.173%,  10/25/2035, Ser.
2005-43, Class 4A1
d
643,168
1,115,735
7.000%,  10/25/2037, Ser.
2007-24, Class A10 418,918
Countrywide Home Loans, Inc.
191,930
5.750%,  4/25/2037, Ser.
2007-3, Class A27 100,209
Credit Suisse Mortgage Trust
1,300,000
3.346%,  1/25/2067, Ser.
2022-ATH1, Class A1B
d,f
1,077,115
1,875,000
4.000%,  2/25/2067, Ser.
2022-NQM2, Class A1B
d,f
1,580,979
1,975,105
1.174%,  7/25/2066, Ser.
2021-NQM6, Class A1
d,f
1,534,773
1,438,680
6.392%,  8/25/2067, Ser.
2022-ATH3, Class A3
d,f
1,399,684
1,220,691
2.572%,  11/25/2066, Ser.
2022-NQM1, Class A2
d,f
999,836
4,428,202
3.447%,  2/25/2060, Ser.
2020-RPL2, Class A12
d,f
4,399,554

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (37.6%) Value
Collateralized Mortgage Obligations (1.9%) -
continued
Deutsche Alt-A Securities, Inc.,
Mortgage Loan Trust
$ 83,768
6.000%,  1/25/2023, Ser.
2006-AR5, Class 23A $ 58,611
Federal Home Loan Mortgage
Corporation - REMIC
4,418,727
4.000%,  1/25/2051, Ser.
5249, Class LA 4,262,470
164,158
4.000%,  7/15/2031, Ser.
4104, Class KI
i
2,062
1,362,001
3.000%,  2/15/2033, Ser.
4170, Class IG
i
129,357
1,478,471
3.000%,  3/15/2033, Ser.
4180, Class PI
i
163,800
3,733,583
4.500%,  10/15/2033, Ser.
2695, Class BH 3,679,783
2,650,000
2.500%,  12/15/2048, Ser.
5094, Class BC 2,104,111
Federal National Mortgage
Association - REMIC
3,296,706
4.500%,  6/25/2052, Ser.
2022-43, Class MA 3,219,865
1,987,931
4.000%,  7/25/2052, Ser.
2022-37, Class PE 1,907,101
2,146,555
3.000%,  12/25/2027, Ser.
2012-137, Class AI
i
96,549
8,283,344
5.250%,  7/25/2039, Ser.
2022-72, Class CB 8,300,318
3,611,297
4.500%,  1/25/2046, Ser.
2022-68, Class BA 3,548,103
Flagstar Mortgage Trust
1,258,172
2.500%,  9/25/2041, Ser.
2021-9INV, Class A1
d,f
1,092,827
FWD Securitization Trust
678,060
2.810%,  6/25/2049, Ser.
2019-INV1, Class A1
d,f
622,879
GCAT Trust
1,736,880
1.855%,  8/25/2066, Ser.
2021-NQM6, Class A1
d,f
1,450,828
GS Mortgage-Backed Securities
Trust
2,699,935
3.000%,  6/25/2052, Ser.
2022-GR1, Class A2
d,f
2,250,334
J.P. Morgan Mortgage Trust
2,371,395
2.500%,  2/25/2052, Ser.
2021-INV7, Class A2A
d,f
1,903,507
1,694,152
2.774%,  5/25/2052, Ser.
2021-LTV2, Class A2
d,f
1,317,602
LHOME Mortgage Trust
2,200,000
2.090%,  2/25/2026, Ser.
2021-RTL1, Class A1
d,f
2,082,674
800,000
2.090%,  6/25/2026, Ser.
2021-RTL2, Class A1
f,g
752,169
Mello Mortgage Capital
Acceptance
2,338,050
2.500%,  8/25/2051, Ser.
2021-INV2, Class A3
d,f
1,864,934
Merrill Lynch Alternative Note
Asset Trust
185,350
6.000%,  3/25/2037, Ser.
2007-F1, Class 2A1 75,585
Principal
Amount Long-Term Fixed Income (37.6%) Value
Collateralized Mortgage Obligations (1.9%) -
continued
New Residential Mortgage Loan
Trust
$ 4,491,960
2.500%,  9/25/2051, Ser.
2021-INV2, Class A2
d,f
$ 3,605,674
New York Mortgage Trust
2,300,000
2.239%,  5/25/2026, Ser.
2021-BPL1, Class A1
f,g
2,132,854
1,397,004
2.944%,  10/25/2060, Ser.
2020-SP2, Class A1
d,f
1,348,176
Oaktown Re, Ltd.
888,881
5.578%,  (SOFR30A +
1.650%), 10/25/2033, Ser.
2021-1A, Class M1A
d,f
886,897
Onslow Bay Financial, LLC
1,400,000
3.688%,  1/25/2062, Ser.
2022-NQM3, Class A1B
d,f
1,202,179
Palisades Mortgage Loan Trust
3,450,000
2.857%,  6/25/2026, Ser.
2021-RTL1, Class A1
f,g
3,208,217
Preston Ridge Partners Mortgage
Trust, LLC
1,541,431
2.115%,  1/25/2026, Ser.
2021-1, Class A1
d,f
1,441,250
Residential Accredit Loans, Inc.
Trust
565,375
6.000%,  8/25/2035, Ser.
2005-QS10, Class 2A 468,512
Residential Asset Securitization
Trust
1,686,320
5.375%,  7/25/2035, Ser.
2005-A8CB, Class A9 1,016,778
ROC Securities Trust Series
2,000,000
2.487%,  8/25/2026, Ser.
2021-RTL1, Class A1
d,f
1,873,433
Sequoia Mortgage Trust
643,967
3.182%,  9/20/2046, Ser.
2007-1, Class 4A1
d
442,461
Toorak Mortgage Corporation, Ltd.
902,709
2.734%,  3/25/2023, Ser.
2020-1, Class A1
f,g
871,886
2,000,000
2.240%,  6/25/2024, Ser.
2021-1, Class A1
f,g
1,891,387
TRK Trust
1,659,803
1.966%,  11/25/2056, Ser.
2021-INV2, Class A1
d,f
1,365,261
Vericrest Opportunity Loan
Transferee
1,425,945
2.116%,  3/27/2051, Ser.
2021-NPL5, Class A1
f,g
1,292,695
Verus Securitization Trust
976,199
2.286%,  11/25/2066, Ser.
2021-8, Class A2
d,f
812,586
Total 84,741,898
Commercial Mortgage-Backed Securities (1.7%)
BANK 2021-BNK36
2,400,000
2.470%,  9/15/2064, Ser.
2021-BN36, Class A5 1,956,365
BANK 2022-BNK39
9,719,174
0.427%,  2/15/2055, Ser.
2022-BNK39, Class XA
d,i
283,012

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (37.6%) Value
Commercial Mortgage-Backed Securities (1.7%)
- continued
$ 2,650,000
2.928%,  2/15/2055, Ser.
2022-BNK39, Class A4 $ 2,236,084
BANK 2022-BNK40
3,000,000
3.507%,  3/15/2064, Ser.
2022-BNK40, Class A4
d
2,636,203
BBCMS Mortgage Trust
5,428,242
0.740%,  2/15/2055, Ser.
2022-C14, Class XA
d,i
235,360
2,900,000
2.492%,  7/15/2054, Ser.
2021-C10, Class A5 2,396,404
17,300,916
1.152%,  9/15/2055, Ser.
2022-C17, Class XA
d,i
1,397,391
1,900,000
2.689%,  11/15/2054, Ser.
2021-C12, Class A5 1,572,756
14,358,965
1.852%,  10/15/2053, Ser.
2020-C8, Class XA
d,i
1,371,845
Benchmark Mortgage Trust
3,900,000
2.669%,  12/15/2054, Ser.
2021-B31, Class A5 3,225,169
BFLD Trust
825,000
6.018%,  (LIBOR 1M +
1.700%), 10/15/2035, Ser.
2020-EYP, Class B
d,f
756,584
Federal Home Loan Mortgage
Corporation Multifamily
Structured Pass Through
Certificates
5,900,000
2.920%,  6/25/2032, Ser.
K146, Class A2
j
5,185,183
5,650,000
3.710%,  9/25/2032, Ser.
K-150, Class A2
d,j
5,294,612
Federal Home Loan Mortgage
Corporation Multifamily WI
Certificates
7,500,000
3.000%,  8/25/2032, Ser.
K147, Class A2 6,634,656
4,750,000
3.500%,  9/25/2032, Ser.
K148, Class A2 4,377,438
7,500,000
3.530%,  10/25/2032, Ser.
K149, Class A2 6,927,019
10,000,000
3.780%,  12/25/2032, Ser.
K152, Class A2 9,445,773
7,150,000
3.800%,  12/25/2032, Ser.
K151, Class A2 6,748,696
9,050,000
3.820%,  1/25/2033, Ser.
K153, Class A2 8,506,868
Morgan Stanley Capital I Trust
14,795,295
1.973%,  7/15/2053, Ser.
2020-HR8, Class XA
d,i
1,485,344
Total 72,672,762
Communications Services (1.1%)
Activision Blizzard, Inc.
1,071,000 2.500%,  9/15/2050 657,703
Allen Media, LLC/Allen Media Co-
Issuer, Inc.
371,000 10.500%,  2/15/2028
f
140,980
Altice Financing SA
190,000 5.750%,  8/15/2029
f
149,447
Altice France SA
200,000 8.125%,  2/1/2027
f
182,176
381,000 5.125%,  7/15/2029
f
285,652
Principal
Amount Long-Term Fixed Income (37.6%) Value
Communications Services (1.1%) - continued
$ 346,000 5.500%,  10/15/2029
f
$ 263,835
American Tower Corporation
450,000 3.375%,  10/15/2026 420,732
700,000 2.900%,  1/15/2030 592,806
AT&T, Inc.
805,000 3.650%,  6/1/2051 566,971
1,129,000 3.500%,  9/15/2053 762,003
1,200,000 2.300%,  6/1/2027 1,067,267
1,550,000 4.350%,  3/1/2029 1,473,999
1,090,000 4.900%,  8/15/2037 1,001,818
CCO Holdings, LLC
130,000 5.500%,  5/1/2026
f
125,853
640,000 5.125%,  5/1/2027
f
596,525
328,000 5.000%,  2/1/2028
f
297,821
71,000 6.375%,  9/1/2029
f
66,722
770,000 4.750%,  3/1/2030
f
664,060
510,000 4.500%,  8/15/2030
f
421,339
96,000 4.750%,  2/1/2032
f
77,827
350,000 4.250%,  1/15/2034
f
258,316
Cengage Learning, Inc.
291,000 9.500%,  6/15/2024
f,h
277,541
Charter Communications
Operating, LLC
700,000 4.500%,  2/1/2024 691,734
900,000 4.200%,  3/15/2028 827,202
1,225,000 3.500%,  6/1/2041 798,203
Clear Channel Worldwide
Holdings, Inc.
337,000 5.125%,  8/15/2027
f
292,010
331,000 7.750%,  4/15/2028
f,h
241,633
Comcast Corporation
690,000 2.887%,  11/1/2051 443,149
750,000 3.950%,  10/15/2025 734,484
1,250,000 4.250%,  10/15/2030 1,195,814
690,000 4.400%,  8/15/2035 642,199
1,115,000 4.750%,  3/1/2044 1,014,086
Consolidated Communications,
Inc.
339,000 5.000%,  10/1/2028
f
250,001
125,000 6.500%,  10/1/2028
f
97,133
Cox Communications, Inc.
875,000 3.350%,  9/15/2026
f
818,090
CSC Holdings, LLC
960,000 5.375%,  2/1/2028
f
774,000
402,000 6.500%,  2/1/2029
f
328,635
86,000 4.125%,  12/1/2030
f
60,701
Cumulus Media New Holdings,
Inc.
167,000 6.750%,  7/1/2026
f,h
140,280
Deutsche Telekom International
Finance BV
1,335,000 8.750%,  6/15/2030 1,574,309
DIRECTV Holdings, LLC
495,000 5.875%,  8/15/2027
f
442,857
Discovery Communications, LLC
1,420,000 4.900%,  3/11/2026 1,376,996
DISH DBS Corporation
143,000 5.875%,  11/15/2024 132,880
194,000 5.250%,  12/1/2026
f
163,413
142,000 7.375%,  7/1/2028 100,465
261,000 5.750%,  12/1/2028
f
208,311
218,000 5.125%,  6/1/2029 140,634

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (37.6%) Value
Communications Services (1.1%) - continued
Entercom Media Corporation
$ 517,000 6.500%,  5/1/2027
f
$ 97,270
Frontier Communications
Corporation
167,000 6.750%,  5/1/2029
f
138,152
Frontier Communications
Holdings, LLC
457,000 5.875%,  10/15/2027
f
424,356
103,000 8.750%,  5/15/2030
f
104,725
GCI, LLC
405,000 4.750%,  10/15/2028
f
340,233
Gray Escrow II, Inc.
800,000 5.375%,  11/15/2031
f
576,520
Gray Television, Inc.
395,000 4.750%,  10/15/2030
f
285,729
Hughes Satellite Systems
Corporation
270,000 6.625%,  8/1/2026 251,840
iHeartCommunications, Inc.
390,000 4.750%,  1/15/2028
f
317,593
Iliad Holding SASU
510,000 6.500%,  10/15/2026
f
473,001
Lamar Media Corporation
223,000 3.625%,  1/15/2031 184,360
LCPR Senior Secured Financing
DAC
324,000 6.750%,  10/15/2027
f
302,940
Level 3 Financing, Inc.
765,000 4.625%,  9/15/2027
f
636,862
320,000 4.250%,  7/1/2028
f
252,064
Lumen Technologies, Inc.
279,000 5.125%,  12/15/2026
f,h
242,535
Magallanes, Inc.
939,000 5.141%,  3/15/2052
f
682,621
805,000 4.054%,  3/15/2029
f
696,423
805,000 5.050%,  3/15/2042
f
615,891
Meta Platforms, Inc.
1,073,000 3.850%,  8/15/2032 944,172
Netflix, Inc.
270,000 4.875%,  4/15/2028 260,708
450,000 5.875%,  11/15/2028 456,088
480,000 5.375%,  11/15/2029
f
465,600
450,000 4.875%,  6/15/2030
f
419,670
NTT Finance Corporation
940,000 4.372%,  7/27/2027
f
918,114
Omnicom Group, Inc.
530,000 3.600%,  4/15/2026 508,415
330,000 4.200%,  6/1/2030 307,712
Playtika Holding Corporation
348,000 4.250%,  3/15/2029
f
273,163
Radiate Holdco, LLC
235,000 6.500%,  9/15/2028
f
98,469
Scripps Escrow II, Inc.
156,000 3.875%,  1/15/2029
f
125,190
215,000 5.375%,  1/15/2031
f,h
172,324
Scripps Escrow, Inc.
270,000 5.875%,  7/15/2027
f
240,975
Sinclair Television Group, Inc.
610,000 5.500%,  3/1/2030
f
426,530
Sirius XM Radio, Inc.
535,000 5.000%,  8/1/2027
f
494,533
Principal
Amount Long-Term Fixed Income (37.6%) Value
Communications Services (1.1%) - continued
$ 295,000 4.000%,  7/15/2028
f
$ 256,739
Sprint Capital Corporation
273,000 6.875%,  11/15/2028 283,358
430,000 8.750%,  3/15/2032 511,743
Sprint Corporation
571,000 7.625%,  2/15/2025 589,463
TEGNA, Inc.
586,000 4.625%,  3/15/2028 556,524
Telesat Canada
215,000 4.875%,  6/1/2027
f
96,560
80,000 6.500%,  10/15/2027
f
23,140
T-Mobile USA, Inc.
1,343,000 3.600%,  11/15/2060 886,746
280,000 2.875%,  2/15/2031 231,372
2,147,000 3.500%,  4/15/2031 1,854,577
900,000 4.375%,  4/15/2040 768,060
United States Cellular Corporation
360,000 6.700%,  12/15/2033 317,592
Uniti Group, LP
529,000 4.750%,  4/15/2028
f
423,200
Univision Communications, Inc.
559,000 6.625%,  6/1/2027
f
539,329
Verizon Communications, Inc.
806,000 3.000%,  11/20/2060 479,911
476,000 2.100%,  3/22/2028 413,110
2,342,000 2.650%,  11/20/2040 1,580,812
1,219,000 3.400%,  3/22/2041 916,569
VTR Finance NV
270,000 6.375%,  7/15/2028
f
102,680
VZ Secured Financing BV
561,000 5.000%,  1/15/2032
f
455,881
Walt Disney Company
1,073,000 3.600%,  1/13/2051 817,021
YPSO Finance BIS SA
176,000 10.500%,  5/15/2027
f
134,200
Total 48,813,977
Consumer Cyclical (1.1%)
1011778 B.C., ULC
640,000 4.375%,  1/15/2028
f
573,060
Allied Universal Finance
Corporation
285,000 4.625%,  6/1/2028
f
231,062
Allied Universal Holdco, LLC
230,000 6.625%,  7/15/2026
f
210,450
330,000 4.625%,  6/1/2028
f
272,557
235,000 6.000%,  6/1/2029
f
170,553
Allison Transmission, Inc.
590,000 3.750%,  1/30/2031
f
485,275
Amazon.com, Inc.
670,000 3.875%,  8/22/2037 593,566
American Axle & Manufacturing,
Inc.
660,000 6.500%,  4/1/2027
h
595,309
Arko Corporation
264,000 5.125%,  11/15/2029
f
207,293
Ashton Woods USA, LLC
260,000 4.625%,  8/1/2029
f
208,190
160,000 4.625%,  4/1/2030
f
128,418

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (37.6%) Value
Consumer Cyclical (1.1%) - continued
Boyd Gaming Corporation
$ 395,000 4.750%,  6/15/2031
f
$ 343,650
Boyne USA, Inc.
305,000 4.750%,  5/15/2029
f
269,938
Brookfield Residential Properties,
Inc.
370,000 6.250%,  9/15/2027
f
328,597
Caesars Entertainment, Inc.
608,000 6.250%,  7/1/2025
f
590,779
135,000 8.125%,  7/1/2027
f
132,644
426,000 4.625%,  10/15/2029
f,h
346,683
Carnival Corporation
295,000 10.500%,  2/1/2026
f
296,404
397,000 7.625%,  3/1/2026
f
314,660
647,000 5.750%,  3/1/2027
f
461,984
162,000 4.000%,  8/1/2028
f
132,096
Cedar Fair, LP
176,000 5.375%,  4/15/2027 168,080
388,000 5.250%,  7/15/2029 348,443
Churchill Downs, Inc.
265,000 4.750%,  1/15/2028
f
237,141
Cinemark USA, Inc.
550,000 5.875%,  3/15/2026
f,h
458,126
Clarios Global, LP
205,000 8.500%,  5/15/2027
f
200,182
D.R. Horton, Inc.
550,000 2.600%,  10/15/2025 512,063
Daimler Trucks Finance North
America, LLC
839,000 2.000%,  12/14/2026
f
739,237
Dana, Inc.
425,000 5.625%,  6/15/2028 386,608
Empire Communities Corporation
281,000 7.000%,  12/15/2025
f
254,070
Expedia Group, Inc.
1,350,000 3.250%,  2/15/2030 1,145,198
Ford Motor Company
636,000 3.250%,  2/12/2032 476,963
359,000 6.100%,  8/19/2032 331,485
Ford Motor Credit Company, LLC
859,000 2.300%,  2/10/2025 784,164
1,100,000 4.134%,  8/4/2025 1,029,589
690,000 2.700%,  8/10/2026 599,196
Forestar Group, Inc.
275,000 3.850%,  5/15/2026
f
241,090
General Motors Company
700,000 6.125%,  10/1/2025 712,397
1,150,000 6.800%,  10/1/2027 1,193,680
General Motors Financial
Company, Inc.
450,000 1.500%,  6/10/2026 390,799
GLP Capital, LP
1,004,000 5.750%,  6/1/2028 984,452
Goodyear Tire & Rubber Company
270,000 5.000%,  7/15/2029
h
225,220
200,000 5.250%,  7/15/2031 163,588
Guitar Center Escrow Issuer II, Inc.
127,000 8.500%,  1/15/2026
f
104,376
Hanesbrands, Inc.
367,000 4.875%,  5/15/2026
f
327,941
Principal
Amount Long-Term Fixed Income (37.6%) Value
Consumer Cyclical (1.1%) - continued
Hilton Domestic Operating
Company, Inc.
$ 725,000 4.875%,  1/15/2030 $ 657,002
163,000 3.625%,  2/15/2032
f
130,530
Hilton Grand Vacations Borrower
Escrow, LLC
535,000 5.000%,  6/1/2029
f
460,100
Home Depot, Inc.
555,000 5.400%,  9/15/2040 568,978
840,000 4.250%,  4/1/2046 727,286
700,000 3.900%,  6/15/2047 575,434
Hyundai Capital America
1,000,000 1.800%,  1/10/2028
f
820,097
Hyundai Capital Services, Inc.
535,000 2.125%,  4/24/2025
f
489,128
International Game Technology plc
445,000 5.250%,  1/15/2029
f
414,677
Jacobs Entertainment, Inc.
223,000 6.750%,  2/15/2029
f
201,287
KB Home
360,000 4.800%,  11/15/2029 313,052
Kia Corporation
535,000 2.375%,  2/14/2025
f
496,340
Kohl's Corporation
653,000 3.375%,  5/1/2031 457,727
715,000 5.550%,  7/17/2045 450,450
L Brands, Inc.
600,000 6.625%,  10/1/2030
f
563,042
140,000 6.875%,  11/1/2035 124,446
Lennar Corporation
1,225,000 4.750%,  5/30/2025 1,217,175
Lowe's Companies, Inc.
536,000 5.625%,  4/15/2053 513,110
1,350,000 2.625%,  4/1/2031 1,118,559
Macy's Retail Holdings, LLC
390,000 5.875%,  4/1/2029
f,h
345,307
Magic MergerCo, Inc.
265,000 5.250%,  5/1/2028
f
213,201
Marriott International, Inc.
75,000 5.750%,  5/1/2025 75,647
885,000 4.625%,  6/15/2030 825,806
Mattamy Group Corporation
306,000 5.250%,  12/15/2027
f
271,371
McDonald's Corporation
650,000 2.125%,  3/1/2030 543,739
1,115,000 4.450%,  3/1/2047 966,541
MGM Resorts International
760,000 6.000%,  3/15/2023 757,302
NCL Corporation, Ltd.
412,000 3.625%,  12/15/2024
f
351,995
111,000 5.875%,  3/15/2026
f
87,187
166,000 5.875%,  2/15/2027
f
143,806
Nissan Motor Acceptance
Company, LLC
880,000 1.125%,  9/16/2024
f
801,860
Nordstrom, Inc.
187,000 4.250%,  8/1/2031 133,724
PACCAR Financial Corporation
804,000 4.950%,  10/3/2025 807,566
PENN Entertainment, Inc.
395,000 4.125%,  7/1/2029
f,h
312,051

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (37.6%) Value
Consumer Cyclical (1.1%) - continued
PetSmart, Inc./PetSmart Finance
Corporation
$ 520,000 4.750%,  2/15/2028
f
$ 470,864
350,000 7.750%,  2/15/2029
f
328,717
Prime Security Services Borrower,
LLC/Prime Finance, Inc.
688,000 5.750%,  4/15/2026
f
662,200
305,000 6.250%,  1/15/2028
f
277,599
Realogy Group, LLC
500,000 5.750%,  1/15/2029
f
378,195
Royal Caribbean Cruises, Ltd.
169,000 11.500%,  6/1/2025
f
181,252
628,000 4.250%,  7/1/2026
f
507,642
368,000 9.250%,  1/15/2029
f,h
378,157
Scientific Games International, Inc.
490,000 7.250%,  11/15/2029
f
470,400
62,000 6.625%,  3/1/2030
f
52,371
SeaWorld Parks and
Entertainment, Inc.
161,000 5.250%,  8/15/2029
f
140,183
Six Flags Theme Parks, Inc.
136,000 7.000%,  7/1/2025
f
136,926
Staples, Inc.
314,000 7.500%,  4/15/2026
f
270,254
284,000 10.750%,  4/15/2027
f,h
204,508
Station Casinos, LLC
307,000 4.625%,  12/1/2031
f,h
246,267
Target Corporation
805,000 2.950%,  1/15/2052 552,076
Toll Brothers Finance Corporation
500,000 3.800%,  11/1/2029 426,868
Travel + Leisure Company
282,000 6.625%,  7/31/2026
f
275,870
Tripadvisor, Inc.
84,000 7.000%,  7/15/2025
f
82,995
Uber Technologies, Inc.
310,000 6.250%,  1/15/2028
f,h
297,600
VICI Properties, LP/VICI Note
Company, Inc.
1,489,000 4.625%,  6/15/2025
f
1,427,579
500,000 5.750%,  2/1/2027
f
487,380
342,000 3.750%,  2/15/2027
f
310,449
Viking Cruises, Ltd.
247,000 5.875%,  9/15/2027
f
201,346
Volkswagen Group of America
Finance, LLC
638,000 4.350%,  6/8/2027
f
611,543
Wabash National Corporation
426,000 4.500%,  10/15/2028
f
362,776
Walmart, Inc.
804,000 4.500%,  9/9/2052 764,749
825,000 3.250%,  7/8/2029 771,388
Wyndham Hotels & Resorts, Inc.
215,000 4.375%,  8/15/2028
f
192,898
Yum! Brands, Inc.
500,000 4.750%,  1/15/2030
f
458,750
Total 47,772,581
Consumer Non-Cyclical (1.2%)
1375209 BC, Ltd.
278,000 9.000%,  1/30/2028
f
270,703
Principal
Amount Long-Term Fixed Income (37.6%) Value
Consumer Non-Cyclical (1.2%) - continued
Abbott Laboratories
$ 1,000,000 4.750%,  11/30/2036 $ 989,838
AbbVie, Inc.
575,000 2.950%,  11/21/2026 534,741
1,250,000 4.300%,  5/14/2036 1,125,584
450,000 4.850%,  6/15/2044 412,189
675,000 4.875%,  11/14/2048 614,832
Albertson's Companies, Inc.
521,000 4.625%,  1/15/2027
f
483,941
566,000 3.500%,  3/15/2029
f
474,868
Amgen, Inc.
1,375,000 4.200%,  2/22/2052 1,090,369
Anheuser-Busch Companies, LLC
660,000 4.700%,  2/1/2036 623,332
Anheuser-Busch InBev Worldwide,
Inc.
1,350,000 4.375%,  4/15/2038 1,206,779
Aramark Services, Inc.
524,000 5.000%,  2/1/2028
f
488,858
Archer-Daniels-Midland Company
1,203,000 2.700%,  9/15/2051 796,438
AstraZeneca plc
1,400,000 3.000%,  5/28/2051 981,716
Avantor Funding, Inc.
340,000 4.625%,  7/15/2028
f
308,938
B&G Foods, Inc.
167,000 5.250%,  9/15/2027 128,070
BAT Capital Corporation
268,000 7.750%,  10/19/2032 288,254
Bausch Health Companies, Inc.
153,000 5.500%,  11/1/2025
f,h
129,976
335,000 4.875%,  6/1/2028
f
213,074
370,000 11.000%,  9/30/2028
f
288,543
Becton, Dickinson and Company
291,000 3.794%,  5/20/2050 223,309
865,000 3.700%,  6/6/2027 817,274
Bristol-Myers Squibb Company
1,344,000 3.550%,  3/15/2042 1,090,855
Bunge, Ltd. Finance Corporation
940,000 2.750%,  5/14/2031 771,479
Cargill, Inc.
486,000 3.125%,  5/25/2051
f
334,724
Central Garden & Pet Company
500,000 4.125%,  10/15/2030 410,702
Cheplapharm Arzneimittel GmbH
60,000 5.500%,  1/15/2028
f
50,172
Chobani, LLC/Chobani Finance
Corporation, Inc.
399,000 4.625%,  11/15/2028
f
347,373
Community Health Systems, Inc.
96,000 8.000%,  12/15/2027
f
86,888
290,000 6.000%,  1/15/2029
f
242,579
316,000 6.875%,  4/15/2029
f
162,412
Conagra Brands, Inc.
935,000 4.300%,  5/1/2024 922,125
Constellation Brands, Inc.
1,120,000 3.600%,  2/15/2028 1,037,920
475,000 2.875%,  5/1/2030 404,349
Coty, Inc.
313,000 5.000%,  4/15/2026
f
296,809

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (37.6%) Value
Consumer Non-Cyclical (1.2%) - continued
CVS Health Corporation
$ 1,295,000 4.875%,  7/20/2035 $ 1,229,825
Edgewell Personal Care Company
290,000 5.500%,  6/1/2028
f
271,217
Eli Lilly and Company
721,000 2.500%,  9/15/2060 434,570
Embecta Corporation
128,000 6.750%,  2/15/2030
f
115,520
Encompass Health Corporation
615,000 4.500%,  2/1/2028 558,666
Energizer Holdings, Inc.
455,000 4.750%,  6/15/2028
f
394,304
General Mills, Inc.
550,000 2.875%,  4/15/2030 475,159
H. J. Heinz Company
140,000 5.200%,  7/15/2045 129,166
HCA, Inc.
682,000 5.375%,  2/1/2025 681,174
921,000 3.500%,  9/1/2030 794,341
HFC Prestige Products, Inc.
493,000 4.750%,  1/15/2029
f
446,165
HLF Financing SARL, LLC
726,000 4.875%,  6/1/2029
f
500,047
Imperial Brands Finance plc
1,200,000 3.875%,  7/26/2029
f
1,026,194
Jazz Securities DAC
223,000 4.375%,  1/15/2029
f
198,726
JBS USA LUX SA/JBS USA Food
Company/JBS USA Finance,
Inc.
804,000 4.375%,  2/2/2052
f
568,367
533,000 5.500%,  1/15/2030
f
507,160
743,000 3.000%,  5/15/2032
f
569,770
Johnson & Johnson
1,150,000 4.375%,  12/5/2033 1,130,604
Kimberly-Clark Corporation
710,000 3.900%,  5/4/2047 581,597
Kraft Heinz Foods Company
900,000 3.875%,  5/15/2027 859,857
900,000 4.375%,  6/1/2046 731,343
Lamb Weston Holdings, Inc.
241,000 4.125%,  1/31/2030
f
212,851
Mattel, Inc.
475,000 3.375%,  4/1/2026
f
436,717
670,000 5.450%,  11/1/2041 545,374
Medtronic, Inc.
804,000 4.375%,  3/15/2035 759,928
Mozart Debt Merger Sub, Inc.
391,000 3.875%,  4/1/2029
f
315,130
262,000 5.250%,  10/1/2029
f
208,099
Newell Brands, Inc.
774,000 4.450%,  4/1/2026 728,176
Organon & Company
384,000 4.125%,  4/30/2028
f
339,994
Owens & Minor, Inc.
276,000 6.625%,  4/1/2030
f
237,194
PepsiCo, Inc.
500,000 4.200%,  7/18/2052 455,191
Performance Food Group, Inc.
243,000 4.250%,  8/1/2029
f
210,589
Principal
Amount Long-Term Fixed Income (37.6%) Value
Consumer Non-Cyclical (1.2%) - continued
Perrigo Finance Unlimited
Company
$ 624,000 4.375%,  3/15/2026 $ 578,816
Pfizer, Inc.
1,090,000 2.700%,  5/28/2050 736,973
Philip Morris International, Inc.
536,000 5.125%,  11/15/2024 536,709
550,000 5.125%,  11/17/2027 554,017
550,000 5.625%,  11/17/2029 557,963
Pilgrim's Pride Corporation
384,000 3.500%,  3/1/2032
f
300,480
Post Holdings, Inc.
356,000 5.750%,  3/1/2027
f
344,280
158,000 5.625%,  1/15/2028
f
148,733
150,000 5.500%,  12/15/2029
f
135,737
322,000 4.500%,  9/15/2031
f
270,693
Primo Water Holdings, Inc.
333,000 4.375%,  4/30/2029
f
287,576
Reynolds American, Inc.
952,000 5.700%,  8/15/2035 859,335
Roche Holdings, Inc.
768,000 4.000%,  11/28/2044
f
663,192
Scotts Miracle-Gro Company
249,000 4.500%,  10/15/2029 201,690
SEG Holding, LLC
560,000 5.625%,  10/15/2028
f
526,400
Simmons Foods, Inc.
580,000 4.625%,  3/1/2029
f
472,151
Spectrum Brands, Inc.
250,000 5.000%,  10/1/2029
f
216,357
210,000 5.500%,  7/15/2030
f
185,332
Syneos Health, Inc.
450,000 3.625%,  1/15/2029
f
358,355
Sysco Corporation
1,200,000 6.600%,  4/1/2040 1,285,912
Takeda Pharmaceutical Company,
Ltd.
800,000 3.175%,  7/9/2050 539,551
Teleflex, Inc.
630,000 4.250%,  6/1/2028
f
575,102
Tenet Healthcare Corporation
144,000 4.625%,  7/15/2024 140,437
274,000 6.250%,  2/1/2027
f
263,180
1,120,000 5.125%,  11/1/2027
f
1,041,869
205,000 6.125%,  10/1/2028
f
183,541
Teva Pharmaceutical Finance
Netherlands III BV
811,000 3.150%,  10/1/2026 709,220
Thermo Fisher Scientific, Inc.
560,000 2.000%,  10/15/2031 453,527
TreeHouse Foods, Inc.
438,000 4.000%,  9/1/2028 372,300
United Natural Foods, Inc.
278,000 6.750%,  10/15/2028
f
267,109
Zoetis, Inc.
1,266,000 4.700%,  2/1/2043 1,135,212
Total 50,204,777

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (37.6%) Value
Energy (0.9%)
Antero Resources Corporation
$ 330,000 5.375%,  3/1/2030
f,h
$ 305,946
Archrock Partners, LP/Archrock
Partners Finance Corporation
480,000 6.250%,  4/1/2028
f
439,206
Blue Racer Midstream, LLC/Blue
Racer Finance Corporation
107,000 7.625%,  12/15/2025
f
106,203
220,000 6.625%,  7/15/2026
f
212,953
BP Capital Markets America, Inc.
1,345,000 2.939%,  6/4/2051 885,552
500,000 3.543%,  4/6/2027 475,177
Buckeye Partners, LP
480,000 3.950%,  12/1/2026 429,456
Callon Petroleum Company
317,000 8.250%,  7/15/2025 315,415
177,000 7.500%,  6/15/2030
f
161,955
Canadian Natural Resources, Ltd.
340,000 2.050%,  7/15/2025 316,314
430,000 2.950%,  7/15/2030 362,319
Cheniere Energy Partners, LP
2,144,000 4.500%,  10/1/2029 1,927,931
159,000 3.250%,  1/31/2032 126,358
Cheniere Energy, Inc.
427,000 4.625%,  10/15/2028 385,951
Chesapeake Energy Corporation
585,000 6.750%,  4/15/2029
f
569,556
CNX Resources Corporation
265,000 6.000%,  1/15/2029
f
243,838
Comstock Resources, Inc.
330,000 5.875%,  1/15/2030
f
283,701
Continental Resources, Inc.
371,000 2.268%,  11/15/2026
f
321,455
CQP Holdco, LP/BIP-V Chinnok
Holdco, LLC
306,000 5.500%,  6/15/2031
f
267,294
CrownRock Finance, Inc.
384,000 5.625%,  10/15/2025
f
370,560
Devon Energy Corporation
1,644,000 4.500%,  1/15/2030 1,530,553
DT Midstream, Inc.
405,000 4.125%,  6/15/2029
f
347,940
135,000 4.375%,  6/15/2031
f
113,252
Enbridge, Inc.
1,250,000 2.500%,  2/14/2025 1,179,224
Endeavor Energy Resources, LP
372,000 5.750%,  1/30/2028
f
356,197
Enerflex, Ltd.
224,000 9.000%,  10/15/2027
f
223,383
Energy Transfer, LP
700,000 4.000%,  10/1/2027 653,295
765,000 4.900%,  3/15/2035 681,232
600,000 5.150%,  2/1/2043 495,927
1,090,000 6.000%,  6/15/2048 982,578
EnLink Midstream Partners, LP
440,000 4.850%,  7/15/2026 413,612
Enterprise Products Operating,
LLC
1,100,000 3.300%,  2/15/2053 731,700
EQM Midstream Partners, LP
280,000 4.750%,  1/15/2031
f
228,900
Principal
Amount Long-Term Fixed Income (37.6%) Value
Energy (0.9%) - continued
EQT Corporation
$ 806,000 6.125%,  2/1/2025 $ 807,894
805,000 3.900%,  10/1/2027 743,148
Equinor ASA
625,000 3.000%,  4/6/2027 583,041
Exxon Mobil Corporation
1,200,000 3.452%,  4/15/2051 903,399
Ferrellgas, LP
276,000 5.375%,  4/1/2026
f
251,063
Halliburton Company
900,000 4.850%,  11/15/2035 832,602
537,000 5.000%,  11/15/2045 475,485
Harvest Midstream, LP
638,000 7.500%,  9/1/2028
f
608,933
Hess Midstream Operations, LP
350,000 5.625%,  2/15/2026
f
340,930
192,000 5.500%,  10/15/2030
f
175,652
Hilcorp Energy I, LP/Hilcorp
Finance Company
430,000 5.750%,  2/1/2029
f
382,729
318,000 6.250%,  4/15/2032
f
274,407
Holly Energy Partners, LP/Holly
Energy Finance Corporation
200,000 6.375%,  4/15/2027
f
196,498
Howard Midstream Energy
Partners, LLC
409,000 6.750%,  1/15/2027
f
392,045
ITT Holdings, LLC
380,000 6.500%,  8/1/2029
f
320,013
Laredo Petroleum, Inc.
655,000 7.750%,  7/31/2029
f
589,555
Magellan Midstream Partners, LP
750,000 5.000%,  3/1/2026 745,001
Marathon Petroleum Corporation
336,000 6.500%,  3/1/2041 345,146
MEG Energy Corporation
355,000 7.125%,  2/1/2027
f
362,062
MPLX, LP
660,000 4.875%,  6/1/2025 649,883
1,073,000 4.950%,  9/1/2032 1,006,137
Murphy Oil Corporation
240,000 5.875%,  12/1/2027 230,950
Nabors Industries, Ltd.
505,000 7.250%,  1/15/2026
f
475,911
National Fuel Gas Company
975,000 5.500%,  1/15/2026 969,980
New Fortress Energy, Inc.
180,000 6.750%,  9/15/2025
f
170,244
NuStar Logistics, LP
500,000 5.750%,  10/1/2025 480,667
Oasis Petroleum, Inc.
335,000 6.375%,  6/1/2026
f
326,267
Occidental Petroleum Corporation
130,000 8.500%,  7/15/2027 139,985
280,000 6.450%,  9/15/2036 285,600
ONEOK, Inc.
860,000 2.200%,  9/15/2025 790,132
Ovintiv Exploration, Inc.
933,000 5.375%,  1/1/2026 923,683

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (37.6%) Value
Energy (0.9%) - continued
Precision Drilling Corporation
$ 335,000 6.875%,  1/15/2029
f
$ 311,887
Range Resources Corporation
331,000 4.750%,  2/15/2030
f,h
291,647
SM Energy Company
304,000 6.625%,  1/15/2027
h
292,819
200,000 6.500%,  7/15/2028
h
191,754
Southwestern Energy Company
219,000 5.375%,  2/1/2029 203,026
295,000 5.375%,  3/15/2030 269,046
191,000 4.750%,  2/1/2032 163,227
Suburban Propane Partners, LP
351,000 5.875%,  3/1/2027 333,521
Sunoco, LP
385,000 5.875%,  3/15/2028 364,611
Tallgrass Energy Partners LP/
Tallgrass Energy Finance
Corporation
640,000 5.500%,  1/15/2028
f
567,578
Targa Resources Corporation
939,000 4.200%,  2/1/2033 807,881
Teine Energy, Ltd.
280,000 6.875%,  4/15/2029
f
251,300
Transocean Proteus, Ltd.
110,000 6.250%,  12/1/2024
f,h
108,358
Transocean, Inc.
265,000 11.500%,  1/30/2027
f
265,663
USA Compression Partners, LP
371,000 6.875%,  4/1/2026 355,897
Venture Global Calcasieu Pass,
LLC
389,000 3.875%,  8/15/2029
f
340,375
235,000 4.125%,  8/15/2031
f
200,219
W&T Offshore, Inc.
166,000 9.750%,  11/1/2023
f
163,061
Weatherford International, Ltd.
423,000 8.625%,  4/30/2030
f
406,210
Western Midstream Operating, LP
440,000 3.950%,  6/1/2025 416,486
230,000 5.500%,  8/15/2048 190,894
Williams Companies, Inc.
537,000 5.300%,  8/15/2052 480,157
900,000 7.500%,  1/15/2031 985,120
Total 40,184,712
Financials (3.1%)
Acrisure, LLC/Acrisure Finance,
Inc.
223,000 7.000%,  11/15/2025
f
204,895
AerCap Ireland Capital DAC/
AerCap Global Aviation Trust
1,210,000 3.500%,  1/15/2025 1,152,378
950,000 3.875%,  1/23/2028 854,379
475,000 3.400%,  10/29/2033 360,142
Air Lease Corporation
1,350,000 3.000%,  2/1/2030 1,125,864
400,000 2.875%,  1/15/2032 317,772
Aircastle, Ltd.
565,000 5.250%,  8/11/2025
f
543,382
Alliant Holdings Intermediate, LLC
211,000 6.750%,  10/15/2027
f
189,659
Principal
Amount Long-Term Fixed Income (37.6%) Value
Financials (3.1%) - continued
Ally Financial, Inc.
$ 1,270,000 5.750%,  11/20/2025 $ 1,230,310
900,000 8.000%,  11/1/2031 929,112
American Express Company
950,000 3.375%,  5/3/2024 930,657
1,050,000 2.250%,  3/4/2025 991,066
American Homes 4 Rent, LP
880,000 2.375%,  7/15/2031 678,769
American International Group, Inc.
674,000 3.900%,  4/1/2026 652,876
AmWINS Group, Inc.
255,000 4.875%,  6/30/2029
f
216,277
ANZ Bank New Zealand, Ltd.
550,000 5.548%,  8/11/2032
d,f
533,973
Ares Capital Corporation
397,000 3.250%,  7/15/2025 365,308
975,000 3.875%,  1/15/2026 893,540
450,000 2.150%,  7/15/2026 381,002
Associated Banc-Corporation
650,000 4.250%,  1/15/2025 632,101
Australia and New Zealand
Banking Group, Ltd.
500,000 2.950%,  7/22/2030
d,f
452,019
Aviation Capital Group, LLC
880,000 5.500%,  12/15/2024
f
864,366
Avolon Holdings Funding, Ltd.
700,000 5.250%,  5/15/2024
f
686,056
250,000 4.250%,  4/15/2026
f
226,638
Banco Santander Mexico SA
675,000 5.375%,  4/17/2025
f
667,912
Banco Santander SA
1,000,000 4.175%,  3/24/2028
d
927,515
Bank of America Corporation
500,000 1.734%,  7/22/2027
d
438,058
1,210,000 3.824%,  1/20/2028
d
1,129,070
450,000 2.087%,  6/14/2029
d
378,672
1,200,000 2.496%,  2/13/2031
d
975,350
1,250,000 1.922%,  10/24/2031
d
954,860
804,000 2.972%,  2/4/2033
d
647,717
1,609,000 4.571%,  4/27/2033
d
1,471,757
1,075,000 3.846%,  3/8/2037
d
890,165
Bank of Montreal
799,000 1.500%,  1/10/2025 745,268
Barclays plc
1,185,000 4.972%,  5/16/2029
d
1,112,869
825,000 5.746%,  8/9/2033
d
779,346
Berkshire Hathaway Finance
Corporation
1,071,000 2.850%,  10/15/2050 715,302
Blackstone Private Credit Fund
799,000 2.700%,  1/15/2025 738,187
BNP Paribas SA
1,340,000 3.132%,  1/20/2033
d,f
1,058,016
BPCE SA
860,000 3.500%,  10/23/2027
f
774,064
Brookfield Property REIT, Inc.
112,000 5.750%,  5/15/2026
f
102,308
Camden Property Trust
1,500,000 3.150%,  7/1/2029 1,336,831
Capital One Financial Corporation
1,000,000 4.200%,  10/29/2025 966,336

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (37.6%) Value
Financials (3.1%) - continued
$ 805,000 2.636%,  3/3/2026
d
$ 754,000
Centene Corporation
505,000 4.250%,  12/15/2027 473,621
272,000 4.625%,  12/15/2029 248,563
580,000 3.000%,  10/15/2030 475,455
1,312,000 2.625%,  8/1/2031 1,030,970
Charles Schwab Corporation
1,340,000 2.450%,  3/3/2027 1,221,588
Chubb INA Holdings, Inc.
737,000 4.350%,  11/3/2045 637,939
Citigroup, Inc.
721,000 0.981%,  5/1/2025
d
675,174
1,240,000 4.400%,  6/10/2025 1,217,065
528,000 1.281%,  11/3/2025
d
486,518
620,000 3.200%,  10/21/2026 573,600
1,404,000 3.668%,  7/24/2028
d
1,289,419
415,000 4.125%,  7/25/2028 386,260
700,000 3.520%,  10/27/2028
d
638,677
1,141,000 4.910%,  5/24/2033
d
1,068,470
Coinbase Global, Inc.
112,000 3.625%,  10/1/2031
f
53,941
Commerzbank AG
1,100,000 8.125%,  9/19/2023
f
1,108,568
Corebridge Financial, Inc.
1,073,000 4.400%,  4/5/2052
f
850,439
402,000 4.350%,  4/5/2042
f
329,780
Credit Acceptance Corporation
450,000 5.125%,  12/31/2024
*
422,901
Credit Agricole SA
550,000 6.875%,  9/23/2024
d,f,k
526,790
Credit Suisse Group AG
775,000 7.250%,  9/12/2025
d,f,k
557,115
1,375,000 2.193%,  6/5/2026
d,f
1,174,376
Danske Bank AS
400,000 0.976%,  9/10/2025
d,f
365,197
900,000 3.244%,  12/20/2025
d,f
842,296
Deutsche Bank AG
112,000 4.296%,  5/24/2028
d
105,367
950,000 3.729%,  1/14/2032
d
696,553
Discover Bank
1,410,000 4.682%,  8/9/2028
d
1,353,290
Discover Financial Services
275,000 6.700%,  11/29/2032 279,531
Drawbridge Special Opportunities
Fund, LP
600,000 3.875%,  2/15/2026
f
540,781
Elevance Health, Inc.
900,000 3.125%,  5/15/2050 616,888
725,000 4.625%,  5/15/2042 659,245
EPR Properties
355,000 4.950%,  4/15/2028 302,877
541,000 3.600%,  11/15/2031 391,955
ERP Operating, LP
267,000 3.375%,  6/1/2025 256,479
First Horizon Bank
225,000 5.750%,  5/1/2030 218,116
First Horizon National Corporation
900,000 4.000%,  5/26/2025 874,462
First-Citizens Bank & Trust
Company
660,000 6.125%,  3/9/2028 670,739
Principal
Amount Long-Term Fixed Income (37.6%) Value
Financials (3.1%) - continued
Fortress Transportation and
Infrastructure Investors, LLC
$ 279,000 6.500%,  10/1/2025
f
$ 262,317
139,000 9.750%,  8/1/2027
f
139,348
FS KKR Capital Corporation
955,000 4.250%,  2/14/2025
f
895,133
1,137,000 3.400%,  1/15/2026 1,008,238
Genworth Mortgage Holdings, Inc.
209,000 6.500%,  8/15/2025
f
205,104
Global Net Lease, Inc.
575,000 3.750%,  12/15/2027
f
475,477
goeasy, Ltd.
111,000 5.375%,  12/1/2024
f
106,482
Goldman Sachs Group, Inc.
1,000,000 3.625%,  2/20/2024 982,694
536,000 5.700%,  11/1/2024 542,379
684,000 1.948%,  10/21/2027
d
598,079
230,000 1.992%,  1/27/2032
d
175,218
2,413,000 3.102%,  2/24/2033
d
1,959,309
460,000 4.750%,  10/21/2045 403,303
HCP, Inc.
173,000 3.400%,  2/1/2025 166,444
HSBC Holdings plc
1,502,000 1.162%,  11/22/2024
d
1,430,596
1,525,000 3.803%,  3/11/2025
d
1,482,495
1,000,000 2.999%,  3/10/2026
d
939,875
1,040,000 3.900%,  5/25/2026 990,513
800,000 5.402%,  8/11/2033
d
740,818
HUB International, Ltd.
150,000 7.000%,  5/1/2026
f
146,849
260,000 5.625%,  12/1/2029
f
227,079
Humana, Inc.
335,000 2.150%,  2/3/2032 261,411
Icahn Enterprises, LP
455,000 4.750%,  9/15/2024 436,232
390,000 6.375%,  12/15/2025 378,222
465,000 5.250%,  5/15/2027 425,754
Intercontinental Exchange, Inc.
650,000 4.950%,  6/15/2052 603,215
537,000 4.350%,  6/15/2029 519,243
Intesa Sanpaolo SPA
112,000 5.017%,  6/26/2024
f
107,667
Invitation Homes Operating
Partnership, LP
670,000 2.000%,  8/15/2031 495,128
iStar, Inc.
505,000 4.250%,  8/1/2025 494,862
J.P. Morgan Chase & Company
470,000 3.125%,  1/23/2025 453,604
450,000 0.824%,  6/1/2025
d
419,467
774,000 1.561%,  12/10/2025
d
716,590
725,000 1.040%,  2/4/2027
d
630,655
714,000 1.578%,  4/22/2027
d
627,365
1,075,000 2.947%,  2/24/2028
d
972,442
1,350,000 4.203%,  7/23/2029
d
1,257,934
700,000 2.522%,  4/22/2031
d
572,801
975,000 1.953%,  2/4/2032
d
745,801
1,073,000 4.586%,  4/26/2033
d
993,344
805,000 4.912%,  7/25/2033
d
766,462
1,125,000 3.882%,  7/24/2038
d
933,746
Jefferies Finance, LLC
238,000 5.000%,  8/15/2028
f
194,144

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (37.6%) Value
Financials (3.1%) - continued
KeyCorp
$ 425,000 3.878%,  5/23/2025
d
$ 415,847
Kimco Realty Corporation
1,072,000 3.300%,  2/1/2025 1,027,196
Lloyds Banking Group plc
1,500,000 3.870%,  7/9/2025
d
1,451,803
LPL Holdings, Inc.
340,000 4.000%,  3/15/2029
f
295,834
Macquarie Group, Ltd.
961,000 1.201%,  10/14/2025
d,f
881,901
Massachusetts Mutual Life
Insurance Company
1,000,000 3.200%,  12/1/2061
*
610,654
Mitsubishi UFJ Financial Group,
Inc.
730,000 0.962%,  10/11/2025
d
671,200
1,350,000 2.048%,  7/17/2030 1,064,880
Molina Healthcare, Inc.
286,000 4.375%,  6/15/2028
f
261,001
Morgan Stanley
825,000 2.630%,  2/18/2026
d
774,666
475,000 2.188%,  4/28/2026
d
441,401
1,350,000 4.350%,  9/8/2026 1,309,827
1,704,000 3.591%,  7/22/2028
d
1,562,995
1,250,000 3.622%,  4/1/2031
d
1,091,254
939,000 5.297%,  4/20/2037
d
858,583
700,000 2.802%,  1/25/2052
d
430,988
MPT Operating Partnership, LP
385,000 4.625%,  8/1/2029 293,595
Nasdaq, Inc.
575,000 3.250%,  4/28/2050 386,719
Nationstar Mortgage Holdings,
Inc.
277,000 6.000%,  1/15/2027
f
247,915
NatWest Group plc
850,000 4.445%,  5/8/2030
d
769,683
Navient Corporation
270,000 5.500%,  1/25/2023 269,538
130,000 5.000%,  3/15/2027 113,804
Necessity Retail REIT, Inc.
487,000 4.500%,  9/30/2028
f
357,945
Northern Trust Corporation
1,141,000 4.000%,  5/10/2027 1,114,486
Office Properties Income Trust
111,000 4.250%,  5/15/2024 105,126
Omega Healthcare Investors, Inc.
774,000 3.625%,  10/1/2029 634,980
725,000 3.375%,  2/1/2031 558,852
OneMain Finance Corporation
470,000 6.875%,  3/15/2025 451,517
325,000 7.125%,  3/15/2026 309,036
Owl Rock Capital Corporation
225,000 4.250%,  1/15/2026 206,554
Owl Rock Core Income
Corporation
670,000 4.700%,  2/8/2027 604,145
Owl Rock Technology Finance
Corporation
225,000 4.750%,  12/15/2025
f
203,733
Park Intermediate Holdings, LLC
300,000 4.875%,  5/15/2029
f
253,950
Principal
Amount Long-Term Fixed Income (37.6%) Value
Financials (3.1%) - continued
PennyMac Financial Services, Inc.
$ 208,000 4.250%,  2/15/2029
f
$ 162,221
Pine Street Trust I
805,000 4.572%,  2/15/2029
f
744,431
PNC Financial Services Group,
Inc.
1,074,000 4.626%,  6/6/2033
d
992,181
PRA Group, Inc.
205,000 7.375%,  9/1/2025
f
199,158
Principal Life Global Funding II
720,000 1.250%,  8/16/2026
f
624,272
Prologis, LP
700,000 2.875%,  11/15/2029 609,047
Prudential Financial, Inc.
1,020,000 5.125%,  3/1/2052
d
928,200
625,000 3.700%,  3/13/2051 476,919
Radian Group, Inc.
270,000 4.875%,  3/15/2027 247,386
Realty Income Corporation
995,000 4.125%,  10/15/2026 967,144
947,000 5.625%,  10/13/2032 961,799
1,000,000 2.850%,  12/15/2032 810,962
Regency Centers, LP
1,180,000 4.125%,  3/15/2028 1,095,304
Reinsurance Group of America,
Inc.
965,000 4.700%,  9/15/2023 960,391
RLJ Lodging Trust, LP
140,000 3.750%,  7/1/2026
f
124,682
Rocket Mortgage Co-Issuer, Inc.
340,000 3.625%,  3/1/2029
f
269,429
Santander UK Group Holdings plc
900,000 1.673%,  6/14/2027
d
765,263
Service Properties Trust
159,000 4.650%,  3/15/2024 151,864
90,000 4.350%,  10/1/2024 81,816
302,000 7.500%,  9/15/2025 287,784
290,000 5.500%,  12/15/2027 249,737
Simon Property Group, LP
1,100,000 3.800%,  7/15/2050 798,652
SLM Corporation
140,000 4.200%,  10/29/2025 128,094
Societe Generale SA
840,000 4.750%,  11/24/2025
f
806,269
Spirit Realty, LP
1,100,000 2.100%,  3/15/2028 896,874
Standard Chartered plc
1,609,000 1.822%,  11/23/2025
d,f
1,469,570
State Street Corporation
425,000 4.421%,  5/13/2033
d
402,154
Sumitomo Mitsui Financial Group,
Inc.
840,000 3.010%,  10/19/2026 775,432
700,000 1.710%,  1/12/2031 525,930
Sumitomo Mitsui Trust Bank, Ltd.
880,000 0.800%,  9/16/2024
f
812,867
Synchrony Financial
330,000 4.250%,  8/15/2024 322,422
Truist Financial Corporation
536,000 5.900%,  10/28/2026
d
547,953

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (37.6%) Value
Financials (3.1%) - continued
U.S. Bancorp
$ 536,000 5.727%,  10/21/2026
d
$ 545,921
UBS Group AG
825,000 4.488%,  5/12/2026
d,f
806,325
450,000 4.703%,  8/5/2027
d,f
434,919
UDR, Inc.
675,000 2.100%,  8/1/2032 495,902
United Wholesale Mortgage, LLC
89,000 5.500%,  11/15/2025
f
80,155
218,000 5.500%,  4/15/2029
f
173,415
UnitedHealth Group, Inc.
536,000 5.875%,  2/15/2053 578,754
806,000 4.750%,  5/15/2052 743,927
269,000 4.950%,  5/15/2062 251,752
536,000 5.150%,  10/15/2025 542,113
970,000 4.625%,  7/15/2035 940,400
USI, Inc./NY
112,000 6.875%,  5/1/2025
f
107,895
Wells Fargo & Company
1,040,000 3.000%,  2/19/2025 996,233
500,000 3.000%,  4/22/2026 467,655
1,140,000 3.000%,  10/23/2026 1,053,606
805,000 3.526%,  3/24/2028
d
745,431
1,200,000 2.393%,  6/2/2028
d
1,059,107
930,000 4.900%,  11/17/2045 800,610
Welltower, Inc.
675,000 2.050%,  1/15/2029 548,228
Willis North America, Inc.
1,074,000 4.650%,  6/15/2027 1,037,403
XHR, LP
140,000 6.375%,  8/15/2025
f
134,605
153,000 4.875%,  6/1/2029
f
125,326
Total 135,378,485
Foreign Government (<0.1%)
NBN Company, Ltd.
1,025,000 2.625%,  5/5/2031
f
813,157
Total 813,157
Mortgage-Backed Securities (8.8%)
Federal Home Loan Mortgage
Corporation Conventional 30-Yr.
Pass Through
23,072,583 2.500%,  5/1/2051 19,593,814
7,440,283 3.500%,  5/1/2052 6,767,074
7,177,993 4.000%,  5/1/2052 6,779,677
19,718,016 3.500%,  6/1/2052 17,931,109
Federal Home Loan Mortgage
Corporation Gold 15-Yr. Pass
Through
6,431,990 2.500%,  7/1/2030 6,030,798
Federal National Mortgage
Association Conventional 15-Yr.
Pass Through
2,200,000 5.000%,  1/1/2038
c
2,209,609
Federal National Mortgage
Association Conventional 20-Yr.
Pass Through
6,860,142 3.000%,  12/1/2036 6,364,329
5,714,519 3.000%,  8/1/2038 5,252,262
8,303,353 3.500%,  5/1/2040 7,752,374
Principal
Amount Long-Term Fixed Income (37.6%) Value
Mortgage-Backed Securities (8.8%) - continued
$ 6,368,516 2.500%,  4/1/2042 $ 5,538,178
Federal National Mortgage
Association Conventional 30-Yr.
Pass Through
18,730,739 3.000%,  1/1/2052 16,468,270
7,006,725 2.500%,  2/1/2051 5,990,973
11,548,263 2.500%,  2/1/2051 9,810,244
33,494,303 2.000%,  3/1/2051 27,353,948
19,203,790 3.000%,  3/1/2052 16,898,831
22,007,826 2.000%,  4/1/2051 17,965,815
19,690,030 2.500%,  4/1/2051 16,728,429
11,086,157 3.000%,  4/1/2051 9,775,142
11,514,559 3.000%,  5/1/2050 10,193,028
9,326,324 3.000%,  5/1/2051 8,298,691
7,563,958 3.000%,  6/1/2050 6,779,773
17,481,308 2.500%,  7/1/2051 14,848,185
5,274,863 3.500%,  7/1/2051 4,850,994
2,639,331 2.500%,  8/1/2050 2,275,841
10,758,042 3.500%,  8/1/2050 9,924,735
31,951,885 2.000%,  8/1/2051 26,074,823
8,213,071 3.500%,  9/1/2052 7,498,288
12,144,964 4.000%,  10/1/2052 11,439,790
23,429,370 2.500%,  12/1/2051 19,947,266
10,500,000 4.500%,  12/1/2052
c,l
10,184,791
6,180,000 5.500%,  1/1/2041
c
6,195,244
6,775,000 3.500%,  1/1/2049
c
6,153,751
2,525,000 4.000%,  1/1/2049
c
2,367,591
19,600,000 5.000%,  1/1/2049
c
19,310,340
Federal National Mortgage
Association Conventional 40-Yr.
Pass Through
5,590,457 3.500%,  7/1/2061 5,128,641
6,338,152 4.000%,  12/1/2061 6,008,035
Total 382,690,683
Technology (0.7%)
Advanced Micro Devices, Inc.
537,000 4.393%,  6/1/2052 471,568
Analog Devices, Inc.
1,000,000 2.950%,  10/1/2051 673,858
Apple, Inc.
938,000 2.650%,  2/8/2051 618,590
1,975,000 3.750%,  9/12/2047 1,640,333
Black Knight InfoServ, LLC
478,000 3.625%,  9/1/2028
f
413,709
Broadcom, Inc.
448,000 3.469%,  4/15/2034
f
357,384
1,072,000 3.137%,  11/15/2035
f
788,205
1,100,000 3.187%,  11/15/2036
f
790,117
460,000 4.926%,  5/15/2037
f
401,288
CommScope Technologies
Finance, LLC
380,000 6.000%,  6/15/2025
f,h
345,800
CommScope, Inc.
310,000 7.125%,  7/1/2028
f
221,609
Dell International, LLC
2,172,000 6.020%,  6/15/2026 2,215,778
Fiserv, Inc.
1,325,000 2.250%,  6/1/2027 1,182,542
960,000 2.650%,  6/1/2030 807,009
Gartner, Inc.
200,000 3.625%,  6/15/2029
f
175,744

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (37.6%) Value
Technology (0.7%) - continued
$ 480,000 3.750%,  10/1/2030
f
$ 413,744
Global Payments, Inc.
805,000 5.300%,  8/15/2029 778,250
Iron Mountain, Inc.
250,000 5.000%,  7/15/2028
f
224,545
540,000 4.875%,  9/15/2029
f
470,988
300,000 5.250%,  7/15/2030
f
260,700
440,000 4.500%,  2/15/2031
f
361,654
KLA Corporation
804,000 3.300%,  3/1/2050 582,212
Mastercard, Inc.
830,000 3.950%,  2/26/2048 707,435
Microchip Technology, Inc.
450,000 0.983%,  9/1/2024 416,682
Microsoft Corporation
620,000 3.041%,  3/17/2062 428,371
950,000 3.700%,  8/8/2046 807,350
Minerva Merger Sub, Inc.
390,000 6.500%,  2/15/2030
f
287,404
MSCI, Inc.
375,000 4.000%,  11/15/2029
f
326,638
NCR Corporation
820,000 6.125%,  9/1/2029
f
766,745
NXP BV/NXP Funding, LLC
475,000 5.550%,  12/1/2028 474,364
NXP BV/NXP Funding, LLC/NXP
USA, Inc.
476,000 4.300%,  6/18/2029 443,774
475,000 3.250%,  5/11/2041 331,427
Open Text Corporation
545,000 4.125%,  2/15/2030
f
437,180
Oracle Corporation
536,000 6.900%,  11/9/2052 573,426
1,340,000 6.150%,  11/9/2029 1,390,874
1,400,000 3.850%,  7/15/2036 1,144,799
1,266,000 4.000%,  7/15/2046 922,583
PTC, Inc.
220,000 3.625%,  2/15/2025
f
209,535
210,000 4.000%,  2/15/2028
f
189,007
Rackspace Technology Global,
Inc.
430,000 5.375%,  12/1/2028
f
187,420
Seagate HDD Cayman
924,780 9.625%,  12/1/2032
f
1,014,299
Sensata Technologies, Inc.
319,000 3.750%,  2/15/2031
f
262,422
Shift4 Payments, LLC
150,000 4.625%,  11/1/2026
f
141,718
SS&C Technologies, Inc.
880,000 5.500%,  9/30/2027
f
824,029
Texas Instruments, Inc.
855,000 4.150%,  5/15/2048 756,599
VeriSign, Inc.
310,000 4.750%,  7/15/2027 299,223
Viavi Solutions, Inc.
319,000 3.750%,  10/1/2029
f
268,105
Visa, Inc.
1,073,000 2.000%,  8/15/2050 630,725
1,150,000 2.700%,  4/15/2040 871,139
Principal
Amount Long-Term Fixed Income (37.6%) Value
Technology (0.7%) - continued
VMware, Inc.
$ 550,000 4.650%,  5/15/2027 $ 532,352
875,000 2.200%,  8/15/2031 664,006
Total 30,505,258
Transportation (0.3%)
Air Canada Pass Through Trust
145,829 3.875%,  3/15/2023
f
144,800
Allegiant Travel Company
252,000 7.250%,  8/15/2027
f
239,693
American Airlines Group, Inc.
97,000 3.750%,  3/1/2025
f
82,159
American Airlines, Inc.
556,000 11.750%,  7/15/2025
f
596,365
944,000 5.500%,  4/20/2026
f
907,794
Avis Budget Car Rental, LLC
360,000 5.375%,  3/1/2029
f,h
307,958
Burlington Northern Santa Fe, LLC
631,000 2.875%,  6/15/2052 420,670
850,000 5.750%,  5/1/2040 889,271
900,000 4.450%,  3/15/2043 805,484
Canadian Pacific Railway
Company
743,000 3.100%,  12/2/2051 499,513
495,000 3.000%,  12/2/2041 373,179
CSX Corporation
720,000 3.800%,  4/15/2050 558,355
Delta Air Lines, Inc.
389,000 7.000%,  5/1/2025
f
397,535
70,000 7.375%,  1/15/2026 71,522
1,451,000 4.750%,  10/20/2028
f
1,363,901
Hawaiian Brand Intellectual
Property, Ltd.
79,000 5.750%,  1/20/2026
f
71,495
Hertz Corporation
260,000 4.625%,  12/1/2026
f
217,750
313,000 5.000%,  12/1/2029
f
237,442
Kansas City Southern
537,000 4.700%,  5/1/2048 462,195
Mileage Plus Holdings, LLC
1,206,978 6.500%,  6/20/2027
f
1,199,980
Ryder System, Inc.
537,000 2.850%,  3/1/2027 484,752
Southwest Airlines Company
952,000 2.625%,  2/10/2030 789,898
Union Pacific Corporation
1,074,000 2.973%,  9/16/2062 689,872
United Airlines, Inc.
307,000 4.375%,  4/15/2026
f
284,566
256,000 4.625%,  4/15/2029
f
222,898
VistaJet Malta Finance plc
341,000 6.375%,  2/1/2030
f
273,422
XPO Escrow Sub, LLC
335,000 7.500%,  11/15/2027
f
338,993
Total 12,931,462
U.S. Government & Agencies (13.4%)
U.S. Treasury Bonds
20,680,000 1.625%,  11/15/2050 12,304,600
1,338,000 4.000%,  11/15/2052 1,339,882

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (37.6%) Value
U.S. Government & Agencies (13.4%) -
continued
$ 16,875,000 2.250%,  11/15/2027 $ 15,550,049
31,750,000 2.875%,  5/15/2028 29,957,861
14,120,000 5.250%,  11/15/2028 14,958,375
38,050,000 1.625%,  8/15/2029 33,018,779
11,850,000 1.500%,  2/15/2030 10,098,422
6,250,000 0.875%,  11/15/2030 4,995,605
850,000 1.375%,  11/15/2031 691,820
937,000 4.125%,  11/15/2032 956,179
1,075,000 4.375%,  5/15/2040 1,118,084
41,740,000 1.375%,  11/15/2040 27,135,892
600,000 3.000%,  5/15/2042 504,469
1,073,000 4.000%,  11/15/2042 1,050,534
27,658,000 2.500%,  5/15/2046 20,632,220
35,275,000 2.875%,  5/15/2049 28,383,974
U.S. Treasury Notes
6,540,000 2.500%,  3/31/2023 6,509,329
5,990,000 0.125%,  4/30/2023 5,907,637
91,010,000 0.125%,  7/31/2023 88,613,878
21,730,000 0.125%,  8/31/2023 21,073,856
23,100,000 0.125%,  10/15/2023 22,285,184
60,650,000 0.750%,  12/31/2023 58,300,673
65,780,000 2.500%,  1/31/2024 64,225,434
10,000,000 3.000%,  6/30/2024 9,760,547
12,780,000 2.125%,  7/31/2024 12,292,263
15,100,000 2.250%,  11/15/2024 14,502,488
8,000,000 2.125%,  11/30/2024 7,657,812
3,700,000 1.375%,  1/31/2025 3,477,422
6,000,000 0.250%,  8/31/2025 5,395,312
33,790,000 2.625%,  1/31/2026 32,285,289
3,050,000 0.500%,  2/28/2026 2,717,717
22,580,000 2.500%,  2/28/2026 21,446,590
2,350,000 0.500%,  4/30/2027 2,023,479
4,300,000 0.750%,  1/31/2028 3,656,344
Total 584,827,999
Utilities (0.7%)
AES Corporation
1,069,000 3.950%,  7/15/2030
f
942,858
Ameren Illinois Company
720,000 4.500%,  3/15/2049 655,207
American Electric Power
Company, Inc.
452,000 2.031%,  3/15/2024 435,812
Appalachian Power Company
560,000 3.300%,  6/1/2027 524,126
Berkshire Hathaway Energy
Company
1,073,000 4.600%,  5/1/2053
f
931,693
900,000 4.500%,  2/1/2045 783,624
Calpine Corporation
311,000 4.500%,  2/15/2028
f
277,405
CenterPoint Energy Resources
Corporation
750,000 1.750%,  10/1/2030 591,284
CenterPoint Energy, Inc.
500,000 2.500%,  9/1/2024 479,995
225,000 4.250%,  11/1/2028 210,924
Commonwealth Edison Company
800,000 3.700%,  3/1/2045 622,045
Consolidated Edison Company of
New York, Inc.
384,000 4.500%,  12/1/2045 328,709
Principal
Amount Long-Term Fixed Income (37.6%) Value
Utilities (0.7%) - continued
$ 900,000 4.125%,  5/15/2049 $ 731,411
Consumers Energy Company
1,025,000 4.350%,  4/15/2049 890,178
DTE Electric Company
760,000 3.700%,  3/15/2045 601,793
640,000 3.700%,  6/1/2046 493,326
DTE Energy Company
300,000 4.220%,  11/1/2024 294,884
Duke Energy Carolinas, LLC
960,000 3.700%,  12/1/2047 730,310
Duke Energy Florida, LLC
775,000 3.200%,  1/15/2027 731,665
Duke Energy Indiana, LLC
1,085,000 3.750%,  5/15/2046 834,140
Edison International
950,000 5.750%,  6/15/2027 952,940
Exelon Corporation
575,000 4.700%,  4/15/2050 500,864
642,000 4.450%,  4/15/2046 542,299
FirstEnergy Corporation
669,000 5.350%,  7/15/2047 597,276
ITC Holdings Corporation
284,000 4.050%,  7/1/2023 281,645
560,000 5.300%,  7/1/2043 496,291
Jersey Central Power & Light
Company
375,000 2.750%,  3/1/2032
f
302,826
Mississippi Power Company
800,000 3.950%,  3/30/2028 750,199
National Rural Utilities Cooperative
Finance Corporation
1,000,000 3.700%,  3/15/2029 919,713
NextEra Energy Operating
Partners, LP
600,000 3.875%,  10/15/2026
f
549,012
NiSource Finance Corporation
675,000 5.650%,  2/1/2045 658,601
NiSource, Inc.
875,000 3.600%,  5/1/2030 779,117
NRG Energy, Inc.
635,000 3.375%,  2/15/2029
f
512,204
804,000 4.450%,  6/15/2029
f
711,016
195,000 5.250%,  6/15/2029
f
172,134
Pacific Gas and Electric Company
800,000 3.300%,  12/1/2027 706,025
632,000 4.550%,  7/1/2030 572,844
PG&E Corporation
379,000 5.000%,  7/1/2028 345,967
PPL Electric Utilities Corporation
440,000 3.950%,  6/1/2047 356,024
Public Service Company of
Colorado
806,000 4.500%,  6/1/2052 723,342
San Diego Gas & Electric
Company
900,000 4.150%,  5/15/2048 750,325
Southern California Edison
Company
1,135,000 4.000%,  4/1/2047 886,974
Southern Company
269,000 4.475%,  8/1/2024 265,630

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (37.6%) Value
Utilities (0.7%) - continued
$ 665,000 3.250%,  7/1/2026 $ 625,300
1,074,000 5.113%,  8/1/2027 1,070,014
Southern Company Gas Capital
Corporation
600,000 4.400%,  5/30/2047 475,225
Southwestern Electric Power
Company
542,000 3.900%,  4/1/2045 411,977
TerraForm Power Operating, LLC
520,000 5.000%,  1/31/2028
f
467,995
Virginia Electric and Power
Company
750,000 4.600%,  12/1/2048 649,593
Vistra Operations Company, LLC
900,000 5.125%,  5/13/2025
f
879,948
560,000 5.000%,  7/31/2027
f
519,732
Xcel Energy, Inc.
604,000 4.600%,  6/1/2032 576,841
Total 31,101,282
Total Long-Term Fixed Income
(cost $1,808,909,747) 1,639,085,114
Shares
Registered Investment
Companies ( 36.0% ) Value
Unaffiliated  (0.8%)
24,047 Energy Select Sector SPDR Fund 2,103,391
8,474 Invesco QQQ Trust Series 1 2,256,457
20,932 Materials Select Sector SPDR
Fund 1,625,998
46,896 SPDR Bloomberg High Yield Bond
ETF 4,220,640
56,700 SPDR S&P 500 ETF Trust 21,683,781
3,090 SPDR S&P Biotech ETF
m
256,470
5,214 SPDR S&P Oil & Gas Exploration
ETF 708,478
Total 32,855,215
Affiliated  (35.2%)
18,265,752 Thrivent Core Emerging Markets
Debt Fund 138,454,397
4,105,466 Thrivent Core Emerging Markets
Equity Fund 33,336,386
3,238,469 Thrivent Core International Equity
Fund 28,271,838
8,374,674 Thrivent Core Low Volatility Equity
Fund 92,875,133
4,010,082 Thrivent Core Small Cap Value
Fund 36,652,149
4,226,598 Thrivent Global Stock Portfolio 48,146,441
24,034,690 Thrivent High Yield Portfolio 95,081,232
34,148,051 Thrivent Income Portfolio 288,492,984
20,658,706 Thrivent International Allocation
Portfolio 170,279,385
1,644,297 Thrivent International Index
Portfolio 18,946,252
12,491,539 Thrivent Large Cap Value Portfolio 260,834,568
18,020,945 Thrivent Limited Maturity Bond
Portfolio 168,137,216
4,902,788 Thrivent Mid Cap Stock Portfolio 89,156,718
Shares
Registered Investment
Companies (36.0%) Value
Affiliated  (35.2%)- continued
3,845,288 Thrivent Small Cap Stock Portfolio $ 70,212,650
Total 1,538,877,349
Total Registered Investment
Companies (cost $1,564,573,708) 1,571,732,564
Shares Common Stock ( 14.3% ) Value
Communications Services (0.8%)
14,494 Alphabet, Inc., Class A
m
1,278,805
138,100 Alphabet, Inc., Class C
m
12,253,613
2,776 AMC Networks, Inc.
m
43,500
35 Cable One, Inc. 24,915
126,537 Comcast Corporation 4,424,999
5,450 DISH Network Corporation
m
76,518
7,220 Emerald Holding, Inc.
m
25,559
685 EverQuote, Inc.
m
10,097
3,077 Interpublic Group of Companies,
Inc. 102,495
500 Liberty Broadband Corporation,
Class C
m
38,135
1,111 Liberty Latin America, Ltd.
m
8,366
2,339 Live Nation Entertainment, Inc.
m
163,122
1,747 Match Group, Inc.
m
72,483
36,793 Meta Platforms, Inc.
m
4,427,669
12,278 Netflix, Inc.
m
3,620,537
2,261 New York Times Company 73,392
2,549 Omnicom Group, Inc. 207,922
2,057 Pinterest, Inc.
m
49,944
20,243 QuinStreet, Inc.
m
290,487
758 ROBLOX Corporation
m
21,573
1,129 SciPlay Corporation
m
18,154
3,543 Snap, Inc.
m
31,710
2,470 Trade Desk, Inc.
m
110,730
1,143 Tripadvisor, Inc.
m
20,551
48,792 Verizon Communications, Inc. 1,922,405
26,283 Walt Disney Company
m
2,283,467
86,131 Warner Bros. Discovery, Inc.
m
816,522
6,476 Windstream Services, LLC,
Warrants (Expires 12/31/2049)
e
32,380
1,676 ZipRecruiter, Inc.
m
27,520
32,786 ZoomInfo Technologies, Inc.
m
987,186
Total 33,464,756
Consumer Discretionary (1.6%)
4,819 2U, Inc.
m
30,215
139,297 Amazon.com, Inc.
m
11,700,948
921 American Axle & Manufacturing
Holdings, Inc.
m
7,202
118 America's Car-Mart, Inc.
m
8,527
19,970 Aptiv plc
m
1,859,806
5,120 Autoliv, Inc. 392,090
62 AutoNation, Inc.
m
6,653
1,399 Beazer Homes USA, Inc.
m
17,851
2,357 Best Buy Company, Inc. 189,055
2,995 Bloomin' Brands, Inc. 60,259
1,748 Booking Holdings, Inc.
m
3,522,709
918 Boyd Gaming Corporation 50,059
1,265 Brunswick Corporation 91,181
2,769 Buckle, Inc. 125,574
5,242 Burlington Stores, Inc.
m
1,062,868
1,538 Cedar Fair, LP 63,581
3,089 Cheesecake Factory, Inc. 97,952
615 Chegg, Inc.
m
15,541

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (14.3%) Value
Consumer Discretionary (1.6%) - continued
3,577 Chico's FAS, Inc.
m
$ 17,599
2,305 Chipotle Mexican Grill, Inc.
m
3,198,164
476 Chuy's Holdings, Inc.
m
13,471
5,550 Clarus Corporation 43,512
175 Columbia Sportswear Company 15,327
2,638 Container Store Group, Inc.
m
11,370
21,700 Cooper-Standard Holdings, Inc.
m
196,602
4,241 Culp, Inc. 19,466
16,964 D.R. Horton, Inc. 1,512,171
1,686 Darden Restaurants, Inc. 233,224
5,537 Designer Brands, Inc. 54,152
201 Dollar Tree, Inc.
m
28,429
1,030 Dorman Products, Inc.
m
83,296
21,862 Duluth Holdings, Inc.
m
135,107
2,036 Duolingo, Inc.
m
144,821
3,373 eBay, Inc. 139,878
73,343 Everi Holdings, Inc.
m
1,052,472
3,877 Expedia Group, Inc.
m
339,625
10,948 Five Below, Inc.
m
1,936,373
13,312 Foot Locker, Inc. 503,061
67,770 Ford Motor Company 788,165
1,065 Fox Factory Holding Corporation
m
97,160
11,045 Gap, Inc. 124,588
243 Garmin, Ltd. 22,426
38,046 General Motors Company 1,279,867
8,460 Gentex Corporation 230,704
218 Genuine Parts Company 37,825
8,458 Goodyear Tire & Rubber
Company
m
85,849
627 Grand Canyon Education, Inc.
m
66,249
1,297 H&R Block, Inc. 47,353
2,950 Harley-Davidson, Inc. 122,720
1,281 Hibbet, Inc. 87,390
2,564 Hilton Worldwide Holdings, Inc. 323,987
21,224 Home Depot, Inc. 6,703,813
3,274 Hyatt Hotels Corporation
m
296,133
6,546 Kohl's Corporation 165,287
250 Kura Sushi USA, Inc.
m
11,920
1,764 La-Z-Boy, Inc. 40,255
3,514 Lear Corporation 435,806
4,661 Lithia Motors, Inc. 954,293
11,894 Lowe's Companies, Inc. 2,369,761
362 Lululemon Athletica, Inc.
m
115,978
369 M.D.C. Holdings, Inc. 11,660
14,349 Macy's, Inc. 296,307
120 Marriott Vacations Worldwide
Corporation 16,151
6,315 McDonald's Corporation 1,664,192
1,927 Modine Manufacturing Company
m
38,270
4,508 Mohawk Industries, Inc.
m
460,808
86 Murphy USA, Inc. 24,040
12,027 Newell Brands, Inc. 157,313
39,104 NIKE, Inc. 4,575,559
15,205 Nordstrom, Inc.
h
245,409
280 NVR, Inc.
m
1,291,522
66 O'Reilly Automotive, Inc.
m
55,706
8,428 Papa John's International, Inc. 693,709
2,373 Patrick Industries, Inc. 143,804
2,304 PENN Entertainment, Inc.
m
68,429
22,109 Planet Fitness, Inc.
m
1,742,189
3,122 Playa Hotels and Resorts NV
m
20,387
2,860 Polaris, Inc. 288,860
3,319 PVH Corporation 234,288
212 RH
m
56,644
3,036 Rivian Automotive, Inc.
m
55,953
Shares Common Stock (14.3%) Value
Consumer Discretionary (1.6%) - continued
2,983 Ross Stores, Inc. $ 346,237
1,964 Ruth's Hospitality Group, Inc. 30,403
1,045 Six Flags Entertainment
Corporation
m
24,296
10,605 Skyline Champion Corporation
m
546,264
1,345 Sleep Number Corporation
m
34,943
6,097 Sonos, Inc.
m
103,039
17,236 Sony Group Corporation ADR 1,314,762
2,357 Stoneridge, Inc.
m
50,817
428 Taylor Morrison Home
Corporation
m
12,990
32,262 Tesla, Inc.
m
3,974,033
2,770 Texas Roadhouse, Inc. 251,932
38,415 ThredUp, Inc.
m
50,324
303 TopBuild Corporation
m
47,416
4,508 Travel + Leisure Company 164,091
445 TravelCenters of America, Inc.
m
19,927
7,117 Ulta Beauty, Inc.
m
3,338,371
100 Vail Resorts, Inc. 23,835
2,113 Visteon Corporation
m
276,444
141 Williams-Sonoma, Inc. 16,204
3,956 Wingstop, Inc. 544,425
9,807 Wyndham Hotels & Resorts, Inc. 699,337
14,770 Xometry, Inc.
h,m
476,037
3,584 Zumiez, Inc.
m
77,916
Total 67,952,963
Consumer Staples (0.8%)
23,312 Archer-Daniels-Midland Company 2,164,519
19,066 BJ's Wholesale Club Holdings,
Inc.
m
1,261,407
2,296 Bunge, Ltd. 229,072
1,072 Cal-Maine Foods, Inc. 58,370
6,523 Casey's General Stores, Inc. 1,463,435
13,837 Celsius Holdings, Inc.
m
1,439,601
4,389 Coca-Cola Company 279,184
6,585 Costco Wholesale Corporation 3,006,053
57,661 Coty, Inc.
m
493,578
862 Darling Ingredients, Inc.
m
53,953
28,423 e.l.f. Beauty, Inc.
m
1,571,792
6,915 Estee Lauder Companies, Inc. 1,715,681
12,728 Flowers Foods, Inc. 365,803
149 Hershey Company 34,504
666 Ingredion, Inc. 65,221
1,240 John B. Sanfilippo & Son, Inc. 100,837
4,888 Kellogg Company 348,221
4,479 Kraft Heinz Company 182,340
8,452 Kroger Company 376,790
36,337 Lamb Weston Holdings, Inc. 3,247,074
3,303 Lancaster Colony Corporation 651,682
541 PepsiCo, Inc. 97,737
5,467 Performance Food Group
Company
m
319,218
53,146 Philip Morris International, Inc. 5,378,907
3,014 Post Holdings, Inc.
m
272,044
5,968 Primo Water Corporation 92,743
9,230 Procter & Gamble Company 1,398,899
115 Seneca Foods Corporation
m
7,009
1,438 Sprouts Farmers Markets, Inc.
m
46,548
14,669 Sysco Corporation 1,121,445
19,997 Turning Point Brands, Inc. 432,535
1,432 Tyson Foods, Inc. 89,142

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (14.3%) Value
Consumer Staples (0.8%) - continued
56,077 Walmart, Inc. $ 7,951,158
Total 36,316,502
Energy (0.7%)
7,812 Antero Midstream Corporation 84,291
8,419 Archrock, Inc. 75,603
1,545 Baker Hughes Company 45,624
45,464 BP plc ADR 1,588,058
510 Cactus, Inc. 25,633
1,441 California Resources Corporation 62,698
2,435 Callon Petroleum Company
m
90,314
6,327 ChampionX Corporation 183,420
2,580 Chevron Corporation 463,084
141 Civitas Resources, Inc. 8,168
15,298 Clean Energy Fuels Corporation
m
79,550
1,045 Comstock Resources, Inc. 14,327
22,141 ConocoPhillips 2,612,638
25,147 Devon Energy Corporation 1,546,792
66,652 Enterprise Products Partners, LP 1,607,646
1,478 EOG Resources, Inc. 191,431
14,252 EQT Corporation 482,145
44,638 Exxon Mobil Corporation 4,923,571
4,663 Green Plains, Inc.
m
142,221
52 Gulfport Energy Corporation
m
3,829
55,707 Halliburton Company 2,192,070
1,260 Helmerich & Payne, Inc. 62,458
4,608 HF Sinclair Corporation 239,109
4,034 International Seaways, Inc. 149,339
19,529 Liberty Energy, Inc. 312,659
2,148 Magnolia Oil & Gas Corporation 50,371
1,730 Marathon Oil Corporation 46,831
20,651 Marathon Petroleum Corporation 2,403,570
18,147 Matador Resources Company 1,038,734
2,948 NexTier Oilfield Solutions, Inc.
m
27,240
27,118 NOV, Inc. 566,495
7,051 Par Pacific Holdings, Inc.
m
163,936
7,924 PBF Energy, Inc. 323,141
5,317 Phillips 66 553,393
15,712 Pioneer Natural Resources
Company 3,588,464
25,556 ProPetro Holding Corporation
m
265,016
623 Range Resources Corporation 15,587
737 Schlumberger, Ltd. 39,400
900 Select Energy Services, Inc. 8,316
4,974 SM Energy Company 173,244
759 Solaris Oilfield Infrastructure, Inc. 7,537
3,062 Southwestern Energy Company
m
17,913
28,596 Talos Energy, Inc.
m
539,892
1,528 Technip Energies NV ADR 23,898
138,429 TechnipFMC plc
m
1,687,449
6,853 U.S. Silica Holdings, Inc.
m
85,662
1,674 Valero Energy Corporation 212,364
3,021 Viper Energy Partners, LP 96,038
49,710 Williams Companies, Inc. 1,635,459
Total 30,756,628
Financials (1.9%)
32,288 AGNC Investment Corporation 334,181
2,610 Allstate Corporation 353,916
23,240 Ally Financial, Inc. 568,218
2,212 Ambac Financial Group, Inc.
m
38,577
19,570 American Express Company 2,891,467
2,888 American Financial Group, Inc. 396,465
282 Ameriprise Financial, Inc. 87,806
Shares Common Stock (14.3%) Value
Financials (1.9%) - continued
4,959 Annaly Capital Management, Inc. $ 104,536
2,500 Arch Capital Group, Ltd.
m
156,950
8,530 Arthur J. Gallagher & Company 1,608,246
592 Assurant, Inc. 74,035
1,089 Assured Guaranty, Ltd. 67,801
4,109 Banc of California, Inc. 65,456
75,789 Bank of America Corporation 2,510,132
600 Bank of Marin Bancorp 19,728
1,613 Bank of N.T. Butterfield & Son, Ltd. 48,084
7,955 Bank of New York Mellon
Corporation 362,112
4,213 BankFinancial Corporation 44,363
507 BayCom Corporation 9,623
582 BCB Bancorp, Inc. 10,470
9,445 Berkshire Hathaway, Inc.
m
2,917,560
1,729 BlackRock, Inc. 1,225,221
368 Bread Financial Holdings, Inc. 13,859
3,833 Bridgewater Bancshares, Inc.
m
67,997
4,545 Brighthouse Financial, Inc.
m
233,022
562 Brookline Bancorp, Inc. 7,952
3,476 Byline Bancorp, Inc. 79,844
14,538 Capital One Financial Corporation 1,351,452
45,298 Carlyle Group, Inc. 1,351,692
4,357 Cboe Global Markets, Inc. 546,673
25,877 Central Pacific Financial
Corporation 524,786
55,420 Charles Schwab Corporation 4,614,269
3,444 Chimera Investment Corporation 18,942
10,714 Chubb, Ltd. 2,363,508
44,502 Citigroup, Inc. 2,012,825
1,040 Citizens Financial Group, Inc. 40,945
37,447 Columbia Banking System, Inc. 1,128,278
15,485 Comerica, Inc. 1,035,172
6,760 Community Trust Bancorp, Inc. 310,487
3,820 ConnectOne Bancorp, Inc. 92,482
38 CrossFirst Bankshares, Inc.
m
472
29,652 Customers Bancorp, Inc.
m
840,338
9,507 Discover Financial Services 930,070
3,178 East West Bancorp, Inc. 209,430
6,566 Ellington Residential Mortgage
REIT 45,043
3,086 Enova International, Inc.
m
118,410
1,662 Enterprise Financial Services
Corporation 81,371
52,975 Equitable Holdings, Inc. 1,520,382
564 Equity Bancshares, Inc. 18,426
1,409 Essent Group, Ltd. 54,782
731 Farmers National Banc
Corporation 10,322
1,328 Federated Hermes, Inc. 48,220
5,567 Financial Institutions, Inc. 135,612
3,914 First Financial Corporation 180,357
2,447 First Foundation, Inc. 35,065
831 First Mid-Illinois Bancshares, Inc. 26,658
1,762 First of Long Island Corporation 31,716
2,406 First Republic Bank 293,267
271 FirstCash Holdings, Inc. 23,553
6,377 Flushing Financial Corporation 123,586
918 Glacier Bancorp, Inc. 45,368
948 Global Life, Inc. 114,281
5,685 Great Southern Bancorp, Inc. 338,201
2,408 Green Dot Corporation
m
38,095
6,494 Hamilton Lane, Inc. 414,837
3,376 Hancock Whitney Corporation 163,365
23,260 Hanmi Financial Corporation 575,685

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (14.3%) Value
Financials (1.9%) - continued
5,470 Hanover Insurance Group, Inc. $ 739,161
6,193 Heartland Financial USA, Inc. 288,718
3,728 HomeStreet, Inc. 102,818
6,790 Hometrust Bancshares, Inc. 164,114
109,701 Hope Bancorp, Inc. 1,405,270
3,419 Horizon Bancorp, Inc. 51,558
8,018 Houlihan Lokey, Inc. 698,849
11,749 Independent Bank Corporation 281,036
2,855 Interactive Brokers Group, Inc. 206,559
8,909 Intercontinental Exchange, Inc. 913,974
3,910 Invesco Mortgage Capital, Inc. 49,774
7,436 Invesco, Ltd. 133,774
44,897 J.P. Morgan Chase & Company 6,020,688
9,504 Kinsale Capital Group, Inc. 2,485,486
6,810 M&T Bank Corporation 987,859
175 Marsh & McLennan Companies,
Inc. 28,959
468 Metropolitan Bank Holding
Corporation
m
27,458
10,989 MFA Financial, Inc. 108,242
30,484 MGIC Investment Corporation 396,292
8,177 Midland States Bancorp, Inc. 217,672
14,072 MidWestOne Financial Group, Inc. 446,786
6,037 Moody's Corporation 1,682,029
25,067 Morgan Stanley 2,131,196
2,890 Mr. Cooper Group, Inc.
m
115,976
3,791 MSCI, Inc. 1,763,459
40,977 Nasdaq, Inc. 2,513,939
74,011 New York Community Bancorp,
Inc. 636,495
15,584 NMI Holdings, Inc.
m
325,706
9,051 OceanFirst Financial Corporation 192,334
1,603 OFG Bancorp 44,179
5,843 Old Republic International
Corporation 141,108
8,935 OneMain Holdings, Inc. 297,625
29,307 PacWest Bancorp 672,596
1,205 Pathward Financial, Inc. 51,875
248 PCB Bancorp 4,387
473 Peapack-Gladstone Financial
Corporation 17,605
206 PennyMac Financial Services, Inc. 11,672
18,962 Popular, Inc. 1,257,560
481 Primerica, Inc. 68,215
318 Principal Financial Group, Inc. 26,687
2,054 Prosperity Bancshares, Inc. 149,285
307 QCR Holdings, Inc. 15,239
39,620 Radian Group, Inc. 755,553
6,375 Raymond James Financial, Inc. 681,169
954 Reinsurance Group of America,
Inc. 135,554
404 RenaissanceRe Holdings, Ltd. 74,429
35,214 Rithm Capital Corporation 287,698
6,040 RLI Corporation 792,871
10,917 S&P Global, Inc. 3,656,540
656 S&T Bancorp, Inc. 22,422
10,502 Seacoast Banking Corporation of
Florida 327,557
9,398 Silvergate Capital Corporation
h,m
163,525
16,294 State Street Corporation 1,263,926
342 SVB Financial Group
m
78,708
18,372 Synchrony Financial 603,704
4,100 Synovus Financial Corporation 153,955
213 T. Rowe Price Group, Inc. 23,230
1,557 Territorial Bancorp, Inc. 37,384
Shares Common Stock (14.3%) Value
Financials (1.9%) - continued
5,024 TPG RE Finance Trust, Inc. $ 34,113
11,818 Tradeweb Markets, Inc. 767,343
13,365 Triumph Financial, Inc.
m
653,148
30,818 Truist Financial Corporation 1,326,099
6,561 TrustCo Bank Corporation NY 246,628
3,557 Two Harbors Investment
Corporation 56,094
12,686 Umpqua Holdings Corporation 226,445
1,105 Univest Financial Corporation 28,874
15,735 Unum Group 645,607
7,535 Virtu Financial, Inc. 153,789
1,650 W.R. Berkley Corporation 119,740
244 Walker & Dunlop, Inc. 19,149
506 Washington Federal, Inc. 16,976
53,507 Wells Fargo & Company 2,209,304
25,821 Western Alliance Bancorp 1,537,899
909 Western Asset Mortgage Capital
Corporation 8,281
422 Wintrust Financial Corporation 35,667
6,322 Zions Bancorp NA 310,789
2,775 Zurich Insurance Group AG 1,326,665
Total 82,761,093
Health Care (2.3%)
942 10X Genomics, Inc.
m
34,327
26,773 Abbott Laboratories 2,939,408
4,184 ACADIA Pharmaceuticals, Inc.
m
66,609
1,479 Accolade, Inc.
m
11,521
9,712 Adaptive Biotechnologies
Corporation
m
74,200
7,634 Agilent Technologies, Inc. 1,142,428
31,291 Agiliti, Inc.
m
510,356
2,395 Agios Pharmaceuticals, Inc.
m
67,252
5,942 Aldeyra Therapeutics, Inc.
m
41,356
516 Align Technology, Inc.
m
108,824
2,215 Alignment Healthcare, Inc.
m
26,048
16,410 Alkermes plc
m
428,793
14,852 Allogene Therapeutics, Inc.
h,m
93,419
114 Alnylam Pharmaceuticals, Inc.
m
27,092
685 Amedisys, Inc.
m
57,225
3,184 AmerisourceBergen Corporation 527,621
8,361 Amgen, Inc. 2,195,933
880 AMN Healthcare Services, Inc.
m
90,482
1,042 Anika Therapeutics, Inc.
m
30,843
1,731 Arcutis Biotherapeutics, Inc.
m
25,619
4,020 Argenx SE ADR
m
1,522,897
6,351 Ascendis Pharma AS ADR
m
775,648
22,674 AstraZeneca plc ADR 1,537,297
3,755 Atara Biotherapeutics, Inc.
m
12,316
1,704 Avanos Medical, Inc.
m
46,110
34,424 Avantor, Inc.
m
726,002
7,724 Axonics, Inc.
m
482,982
52,086 Baxter International, Inc. 2,654,823
5,853 Biogen, Inc.
m
1,620,813
10,209 BioLife Solutions, Inc.
m
185,804
14,928 Bio-Techne Corporation 1,237,233
868 Blueprint Medicines Corporation
m
38,027
1,080 Bristol-Myers Squibb Company 77,706
1,253 Cardinal Health, Inc. 96,318
358 Cardiovascular Systems, Inc.
m
4,876
1,085 Charles River Laboratories
International, Inc.
m
236,422
263 Chemed Corporation 134,243
13,074 Cigna Holding Company 4,331,939
4,217 Community Health Systems, Inc.
m
18,217

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (14.3%) Value
Health Care (2.3%) - continued
46 CONMED Corporation $ 4,077
2,899 Cooper Companies, Inc. 958,612
4,097 CRISPR Therapeutics AG
m
166,543
11,988 CVS Health Corporation 1,117,162
16,677 Danaher Corporation 4,426,409
7,467 Deciphera Pharmaceuticals, Inc.
m
122,384
2,384 Dentsply Sirona, Inc. 75,907
13,118 DexCom, Inc.
m
1,485,482
9,706 Dynavax Technologies
Corporation
m
103,272
828 Editas Medicine, Inc.
m
7,344
11,638 Edwards Lifesciences
Corporation
m
868,311
3,874 Elanco Animal Health, Inc.
m
47,340
10,588 Elevance Health, Inc. 5,431,326
3,588 Encompass Health Corporation 214,598
1,794 Enhabit, Inc.
m
23,609
13,723 Enovis Corporation
m
734,455
536 Ensign Group, Inc. 50,711
713 Exact Sciences Corporation
m
35,301
29,497 Gilead Sciences, Inc. 2,532,318
422 Guardant Health, Inc.
m
11,478
8,822 Halozyme Therapeutics, Inc.
m
501,972
6,479 HCA Healthcare, Inc. 1,554,701
938 HealthEquity, Inc.
m
57,818
19,890 Hims & Hers Health, Inc.
m
127,495
15,178 Hologic, Inc.
m
1,135,466
276 IDEAYA Biosciences, Inc.
m
5,015
416 IDEXX Laboratories, Inc.
m
169,711
10,848 Immunocore Holdings plc ADR
m
619,095
8,611 Inari Medical, Inc.
m
547,315
6,848 Inspire Medical Systems, Inc.
m
1,724,874
5,643 Insulet Corporation
m
1,661,243
359 Integra LifeSciences Holdings
Corporation
m
20,129
14,976 Intuitive Surgical, Inc.
m
3,973,882
1,419 Ionis Pharmaceuticals, Inc.
m
53,596
2,102 Jazz Pharmaceuticals, Inc.
m
334,870
25,813 Johnson & Johnson 4,559,866
1,055 KalVista Pharmaceuticals, Inc.
m
7,132
916 Kiniksa Pharmaceuticals, Ltd.
m
13,722
3,924 Kura Oncology, Inc.
m
48,697
13,400 Laboratory Corporation of America
Holdings 3,155,432
18,994 Lantheus Holdings, Inc.
m
967,934
92,064 Maravai LifeSciences Holdings,
Inc.
m
1,317,436
895 Masimo Corporation
m
132,415
354 Medpace Holdings, Inc.
m
75,193
50,276 Medtronic plc 3,907,451
58,737 Merck & Company, Inc. 6,516,870
162 Merit Medical Systems, Inc.
m
11,440
3,114 Mersana Therapeutics, Inc.
m
18,248
9,852 Mirati Therapeutics, Inc.
m
446,394
205 MultiPlan Corporation
m
236
8,469 Natera, Inc.
m
340,200
2,183 National HealthCare Corporation 129,889
14,196 Novo Nordisk AS ADR 1,921,287
1,036 Nurix Therapeutics, Inc.
m
11,375
3,662 NuVasive, Inc.
m
151,021
1,802 Oak Street Health, Inc.
m
38,761
3,160 Omnicell, Inc.
m
159,327
2,136 OraSure Technologies, Inc.
m
10,296
79,003 Pfizer, Inc. 4,048,114
244 Pliant Therapeutics, Inc.
m
4,717
Shares Common Stock (14.3%) Value
Health Care (2.3%) - continued
55,794 Progyny, Inc.
m
$ 1,737,983
5,145 Protagonist Therapeutics, Inc.
m
56,132
43,196 R1 RCM, Inc.
m
472,996
3,335 RAPT Therapeutics, Inc.
m
66,033
3,754 Reata Pharmaceuticals, Inc.
h,m
142,615
4,776 Regeneron Pharmaceuticals, Inc.
m
3,445,836
7,658 Repligen Corporation
m
1,296,576
3,799 Revance Therapeutics, Inc.
m
70,130
1,561 Sage Therapeutics, Inc.
m
59,537
7,798 Sarepta Therapeutics, Inc.
m
1,010,465
395 Scholar Rock Holding
Corporation
m
3,575
65 Seagen, Inc.
m
8,353
2,005 Sensus Healthcare, Inc.
m
14,877
2,305 ShockWave Medical, Inc.
m
473,931
14,544 Silk Road Medical, Inc.
m
768,650
1,312 SpringWorks Therapeutics, Inc.
m
34,125
1,279 Stryker Corporation 312,703
1,606 Syneos Health, Inc.
m
58,908
3,809 Teleflex, Inc. 950,841
5,572 Travere Therapeutics, Inc.
m
117,179
2,858 Twist Bioscience Corporation
m
68,049
290 U.S. Physical Therapy, Inc. 23,499
1,886 Ultragenyx Pharmaceutical, Inc.
m
87,378
952 UnitedHealth Group, Inc. 504,731
1,681 Vanda Pharmaceuticals, Inc.
m
12,423
409 Veeva Systems, Inc.
m
66,004
2,601 Veracyte, Inc.
m
61,722
8,201 Vericel Corporation
m
216,014
7,092 Viemed Healthcare, Inc.
m
53,616
10,179 Vor BioPharma, Inc.
h,m
67,690
2,808 VYNE Therapeutics, Inc.
m
421
4,261 Waters Corporation
m
1,459,733
1,615 Zentalis Pharmaceuticals, Inc.
m
32,526
11,924 Zimmer Biomet Holdings, Inc. 1,520,310
20,880 Zoetis, Inc. 3,059,964
8,330 Zymeworks, Inc.
h,m
65,474
Total 101,537,302
Industrials (1.8%)
5,255 3M Company 630,180
1,056 Advanced Drainage Systems, Inc. 86,560
2,201 AECOM 186,931
1,452 AGCO Corporation 201,378
13,205 Air Lease Corporation 507,336
10,652 Alaska Air Group, Inc.
m
457,397
12,567 Altra Industrial Motion Corporation 750,878
544 American Woodmark Corporation
m
26,580
17,542 AMETEK, Inc. 2,450,968
16,610 ASGN, Inc.
m
1,353,383
1,215 Atkore International Group, Inc.
m
137,805
2,285 AZZ, Inc. 91,857
16,659 Badger Infrastructure Solutions,
Ltd. 328,012
1,907 Barnes Group, Inc. 77,901
1,107 Beacon Roofing Supply, Inc.
m
58,439
2,907 Booz Allen Hamilton Holding
Corporation 303,840
37 CACI International, Inc.
m
11,122
7,119 Carlisle Companies, Inc. 1,677,592
763 Caterpillar, Inc. 182,784
1,591 CBIZ, Inc.
m
74,538
10,727 Chart Industries, Inc.
m
1,236,072
2,021 Cimpress plc
m
55,800
4,512 Cintas Corporation 2,037,709

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (14.3%) Value
Industrials (1.8%) - continued
644 Clean Harbors, Inc.
m
$ 73,493
117,935 CNH Industrial NV 1,894,036
156 Columbus McKinnon Corporation 5,065
579 CoStar Group, Inc.
m
44,745
10,173 Crane Holdings, Company 1,021,878
1,672 CSW Industrials, Inc. 193,835
93,549 CSX Corporation 2,898,148
2,718 Curtiss-Wright Corporation 453,879
1,520 Deere & Company 651,715
35,610 Delta Air Lines, Inc.
m
1,170,145
1,397 Donaldson Company, Inc. 82,241
55,611 Driven Brands Holdings, Inc.
m
1,518,736
3,474 Dun & Bradstreet Holdings, Inc. 42,591
1,226 Eagle Bulk Shipping, Inc. 61,226
2,906 EMCOR Group, Inc. 430,408
37,098 Emerson Electric Company 3,563,634
17,491 Expeditors International of
Washington, Inc. 1,817,665
8,611 Fastenal Company 407,472
49,862 First Advantage Corporation
m
648,206
1,288 Forrester Research, Inc.
m
46,059
3,880 Fortune Brands Innovations, Inc. 221,587
6,240 Forward Air Corporation 654,514
881 Genco Shipping & Trading, Ltd. 13,532
2,355 Generac Holdings, Inc.
m
237,054
6,230 General Dynamics Corporation 1,545,725
485 Gorman-Rupp Company 12,426
1,459 Greenbrier Companies, Inc. 48,920
230 Heidrick & Struggles International,
Inc. 6,433
1,702 Helios Technologies, Inc. 92,657
154 Heritage-Crystal Clean, Inc.
m
5,002
4,333 Hillman Solutions Corporation
m
31,241
52,585 Howmet Aerospace, Inc. 2,072,375
5,691 Hubbell, Inc. 1,335,564
44,808 IAA, Inc.
m
1,792,320
280 ICF International, Inc. 27,734
8,939 IDEX Corporation 2,041,042
5,635 Janus International Group, Inc.
m
53,645
10,652 JetBlue Airways Corporation
m
69,025
16,173 Johnson Controls International plc 1,035,072
130 Knight-Swift Transportation
Holdings, Inc. 6,813
5,214 L3Harris Technologies, Inc. 1,085,607
4,035 Landstar System, Inc. 657,301
2,219 Leidos Holdings, Inc. 233,417
11,569 Lincoln Electric Holdings, Inc. 1,671,605
1,173 ManpowerGroup, Inc. 97,605
3,880 Masterbrand, Inc.
m
29,294
5,628 Mercury Systems, Inc.
m
251,797
13,755 Middleby Corporation
m
1,841,794
1,486 Miller Industries, Inc. 39,617
1,491 MSC Industrial Direct Company,
Inc. 121,815
152 National Presto Industries, Inc. 10,406
9,906 Norfolk Southern Corporation 2,441,037
3,479 Northrop Grumman Corporation 1,898,177
3,147 Old Dominion Freight Line, Inc. 893,056
2,210 Owens Corning, Inc. 188,513
5,905 PACCAR, Inc. 584,418
12,978 Parker-Hannifin Corporation 3,776,598
28,902 Pentair plc 1,300,012
11,663 Planet Labs PBC
m
50,734
1,160 Quanta Services, Inc. 165,300
23,995 Regal Rexnord Corporation 2,878,920
Shares Common Stock (14.3%) Value
Industrials (1.8%) - continued
1,211 Republic Services, Inc. $ 156,207
613 RXO, Inc.
m
10,544
1,725 Saia, Inc.
m
361,698
6,141 SkyWest, Inc.
m
101,388
634 Snap-On, Inc. 144,863
2,052 Southwest Airlines Company
m
69,091
4,561 Standex International Corporation 467,092
35,257 Sun Country Airlines Holdings,
Inc.
m
559,176
10,421 SunPower Corporation
m
187,891
7,908 Sunrun, Inc.
m
189,950
919 Tennant Company 56,583
2,043 Terex Corporation 87,277
7,051 Timken Company 498,294
2,480 Trane Technologies plc 416,863
11,879 TransUnion 674,133
8,956 Trex Company, Inc.
m
379,107
3,893 Tutor Perini Corporation
m
29,392
108,490 Uber Technologies, Inc.
m
2,682,958
5,964 Union Pacific Corporation 1,234,965
2,952 United Airlines Holdings, Inc.
m
111,290
12,039 United Parcel Service, Inc. 2,092,860
5,511 United Rentals, Inc.
m
1,958,720
1,702 Univar Solutions, Inc.
m
54,124
522 Valmont Industries, Inc. 172,610
22,492 Vicor Corporation
m
1,208,945
278 Watts Water Technologies, Inc. 40,652
48,204 WillScot Mobile Mini Holdings
Corporation
m
2,177,375
Total 77,593,991
Information Technology (3.0%)
8,702 8x8, Inc.
m
37,593
2,672 Adobe, Inc.
m
899,208
538 American Software, Inc. 7,898
3,832 Amkor Technology, Inc. 91,891
33,702 Amphenol Corporation 2,566,070
312 ANSYS, Inc.
m
75,376
126,212 Apple, Inc. 16,398,725
18,868 Applied Materials, Inc. 1,837,366
8,665 Arista Networks, Inc.
m
1,051,498
4,998 Arrow Electronics, Inc.
m
522,641
7,736 Autodesk, Inc.
m
1,445,626
211 Aviat Networks, Inc.
m
6,581
296 Avnet, Inc. 12,308
974 Benchmark Electronics, Inc. 25,996
2,592 BigCommerce Holdings, Inc.
m
22,654
7,714 Bill.com Holdings, Inc.
m
840,517
90 Blackline, Inc.
m
6,054
45,800 Block, Inc.
m
2,878,072
118 Broadridge Financial Solutions,
Inc. 15,827
2,197 Cadence Design Systems, Inc.
m
352,926
1,713 CalAmp Corporation
m
7,674
14,869 Calix, Inc.
m
1,017,486
241 Cambium Networks Corporation
m
5,223
416 CDW Corporation 74,289
2,809 Ciena Corporation
m
143,203
118,913 Cisco Systems, Inc. 5,665,015
1,058 Cloudflare, Inc.
m
47,832
30,853 Cognex Corporation 1,453,485
124 Cognizant Technology Solutions
Corporation 7,092
2,451 Coherent Corporation
m
86,030
1,747 Cohu, Inc.
m
55,991

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (14.3%) Value
Information Technology (3.0%) - continued
10,614 CommScope Holding Company,
Inc.
m
$ 78,013
10,705 Conduent Incorporated
m
43,355
471 CrowdStrike Holdings, Inc.
m
49,592
1,758 Datadog, Inc.
m
129,213
5,673 Descartes Systems Group, Inc.
m
395,124
315 Diodes, Inc.
m
23,984
9,172 Dolby Laboratories, Inc. 646,993
4,409 Dropbox, Inc.
m
98,673
2,760 Endava plc ADR
m
211,140
3,596 Enphase Energy, Inc.
m
952,796
9,715 Entegris, Inc. 637,207
2,809 EPAM Systems, Inc.
m
920,622
1,481 Euronet Worldwide, Inc.
m
139,777
29 Fair Isaac Corporation
m
17,359
18,191 Fidelity National Information
Services, Inc. 1,234,259
6,476 Fiserv, Inc.
m
654,529
21,118 Five9, Inc.
m
1,433,068
4,765 Flex, Ltd.
m
102,257
988 Flywire Corporation
m
24,176
5,265 Gilat Satellite Networks, Ltd.
m
30,537
2,276 Global Payments, Inc. 226,052
1,918 HubSpot, Inc.
m
554,551
1,771 IPG Photonics Corporation
m
167,661
3,042 Jack Henry & Associates, Inc. 534,054
31 Keysight Technologies, Inc.
m
5,303
819 KLA-Tencor Corporation 308,788
4,170 Knowles Corporation
m
68,471
4,770 Lam Research Corporation 2,004,831
37,458 Lattice Semiconductor
Corporation
m
2,430,275
239 Littelfuse, Inc. 52,628
640 Lumentum Holdings, Inc.
m
33,389
19,673 Mastercard, Inc. 6,840,892
1,057 MAXIMUS, Inc. 77,510
304 MaxLinear, Inc.
m
10,321
23,232 Microchip Technology, Inc. 1,632,048
100,655 Microsoft Corporation 24,139,082
742 MKS Instruments, Inc. 62,870
36 MongoDB, Inc.
m
7,086
4,533 Monolithic Power Systems, Inc. 1,602,914
202 Motorola Solutions, Inc. 52,057
1,690 National Instruments Corporation 62,361
432 NICE, Ltd. ADR
m
83,074
3,504 Nova, Ltd.
m
286,207
47,548 NVIDIA Corporation 6,948,665
1,467 ON Semiconductor Corporation
m
91,497
3,301 PagerDuty, Inc.
m
87,675
9,605 Palo Alto Networks, Inc.
m
1,340,282
5,858 Paycom Software, Inc.
m
1,817,796
52,591 PayPal Holdings, Inc.
m
3,745,531
1,218 PDF Solutions, Inc.
m
34,737
113 Plexus Corporation
m
11,631
11,119 PTC, Inc.
m
1,334,725
865 Qorvo, Inc.
m
78,404
48,537 QUALCOMM, Inc. 5,336,158
427 Qualys, Inc.
m
47,922
8,395 Rambus, Inc.
m
300,709
1,223 RingCentral, Inc.
m
43,294
18,939 Sabre Corporation
m
117,043
23,345 Salesforce, Inc.
m
3,095,314
37,721 Samsung Electronics Company,
Ltd. 1,655,697
580 Sanmina Corporation
m
33,228
Shares Common Stock (14.3%) Value
Information Technology (3.0%) - continued
10,164 ServiceNow, Inc.
m
$ 3,946,376
2,379 SiTime Corporation
m
241,754
7,687 Skyworks Solutions, Inc. 700,516
16,303 Splunk, Inc.
m
1,403,525
43,845 Sprout Social, Inc.
m
2,475,489
4,167 Synopsys, Inc.
m
1,330,481
2,896 Teledyne Technologies, Inc.
m
1,158,139
72 Teradyne, Inc. 6,289
24,888 Texas Instruments, Inc. 4,111,995
1,546 Trimble, Inc.
m
78,166
689 TTEC Holdings, Inc. 30,406
44,554 TTM Technologies, Inc.
m
671,874
4,024 Tyler Technologies, Inc.
m
1,297,378
5,807 Universal Display Corporation 627,388
7,078 Vishay Intertechnology, Inc. 152,673
8,655 Vontier Corporation 167,301
14,509 Western Union Company 199,789
833 WEX, Inc.
m
136,320
1,048 Wolfspeed, Inc.
m
72,354
12,840 Workiva, Inc.
m
1,078,175
1,520 Xerox Holdings Corporation 22,192
6,433 Yext, Inc.
m
42,008
1,800 Zoom Video Communications,
Inc.
m
121,932
Total 132,916,074
Materials (0.5%)
532 Albemarle Corporation 115,369
170 Alcoa Corporation 7,730
10,972 AptarGroup, Inc. 1,206,701
1,047 Ashland, Inc. 112,584
4,221 Avery Dennison Corporation 764,001
40,829 Axalta Coating Systems, Ltd.
m
1,039,915
2,294 Ball Corporation 117,315
1,958 Carpenter Technology Corporation 72,328
10,934 Celanese Corporation 1,117,892
12,338 CF Industries Holdings, Inc. 1,051,198
215 Commercial Metals Company 10,384
10,931 Compass Minerals International,
Inc. 448,171
3,115 Corteva, Inc. 183,100
902 Crown Holdings, Inc. 74,153
14,531 Eastman Chemical Company 1,183,405
6,364 Huntsman Corporation 174,883
2,448 Ingevity Corporation
m
172,437
2,832 Innospec, Inc. 291,299
2,433 International Flavors & Fragrances,
Inc. 255,076
9,081 Ivanhoe Mines, Ltd.
m
71,763
1,106 Kaiser Aluminum Corporation 84,012
3,523 Linde plc 1,149,132
4,050 LSB Industries, Inc.
m
53,865
17,069 LyondellBasell Industries NV 1,417,239
2,770 Martin Marietta Materials, Inc. 936,177
1,151 Mativ, Inc. 24,056
2,143 Mercer International, Inc. 24,944
1,804 MP Materials Corporation
m
43,801
897 Myers Industries, Inc. 19,940
21,285 Nucor Corporation 2,805,576
2,376 Orion Engineered Carbons SA 42,317
1,067 PPG Industries, Inc. 134,165
2,039 Quaker Chemical Corporation 340,309
74,004 Ranpak Holdings Corporation
m
427,003
3,991 Reliance Steel & Aluminum
Company 807,938

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (14.3%) Value
Materials (0.5%) - continued
15,027 RPM International, Inc. $ 1,464,381
1,642 Ryerson Holding Corporation 49,687
123 Sensient Technologies Corporation 8,969
10,082 Sonoco Products Company 612,078
3,381 Steel Dynamics, Inc. 330,324
24,895 Summit Materials, Inc.
m
706,769
1,308 TriMas Corporation 36,284
1,391 Trinseo plc 31,590
618 United States Lime & Minerals, Inc. 86,990
7,511 United States Steel Corporation 188,150
353 Westlake Corporation 36,197
Total 20,331,597
Real Estate (0.5%)
16,149 Agree Realty Corporation 1,145,449
664 Alexandria Real Estate Equities,
Inc. 96,725
1,299 American Assets Trust, Inc. 34,423
7,168 AvalonBay Communities, Inc. 1,157,775
2,306 Camden Property Trust 257,995
1,267 CareTrust REIT, Inc. 23,541
13,082 CBRE Group, Inc.
m
1,006,791
22,539 CubeSmart 907,195
41,255 Cushman and Wakefield plc
m
514,037
733 Digital Realty Trust, Inc. 73,498
678 EastGroup Properties, Inc. 100,385
1,456 Elme Communities 25,917
13,129 EPR Properties 495,226
3,046 Equity Commonwealth 76,059
10,375 Equity Residential 612,125
4,495 Essential Properties Realty Trust,
Inc. 105,498
2,563 Extra Space Storage, Inc. 377,222
6,978 First Industrial Realty Trust, Inc. 336,758
2,721 FirstService Corporation 333,458
6,791 Four Corners Property Trust, Inc. 176,091
1,066 Getty Realty Corporation 36,084
52,862 Healthcare Realty Trust, Inc. 1,018,651
74,092 Host Hotels & Resorts, Inc. 1,189,177
1,764 Howard Hughes Corporation
m
134,805
3,126 Independence Realty Trust, Inc. 52,704
506 Kilroy Realty Corporation 19,567
2,376 Life Storage, Inc. 234,036
933 LTC Properties, Inc. 33,149
23,867 National Retail Properties, Inc. 1,092,154
60,133 National Storage Affiliates Trust 2,172,004
15,491 Necessity Retail REIT, Inc. 91,862
4,082 NetSTREIT Corporation 74,823
21,163 Pebblebrook Hotel Trust 283,373
8,470 Public Storage, Inc. 2,373,209
2,398 Realty Income Corporation 152,105
9,721 Regency Centers Corporation 607,562
27,612 Rexford Industrial Realty, Inc. 1,508,720
12,315 Sabra Health Care REIT, Inc. 153,075
8,509 SBA Communications Corporation 2,385,158
22,375 Service Properties Trust 163,114
1,790 Terreno Realty Corporation 101,797
5,733 UDR, Inc. 222,039
9,730 Zillow Group, Inc.
m
303,673
Total 22,259,009
Utilities (0.4%)
1,911 Alliant Energy Corporation 105,506
2,258 Artesian Resources Corporation 132,274
Shares Common Stock (14.3%) Value
Utilities (0.4%) - continued
981 Avista Corporation $ 43,498
3,242 Black Hills Corporation 228,042
3,271 CenterPoint Energy, Inc. 98,097
2,604 Consolidated Water Company,
Ltd. 38,539
12,609 Constellation Energy Corporation 1,087,022
13,213 Duke Energy Corporation 1,360,807
5,706 Edison International, Inc. 363,016
25,227 Entergy Corporation 2,838,037
1,348 Essential Utilities, Inc. 64,340
12,162 Evergy, Inc. 765,355
510 NextEra Energy Partners, LP 35,746
87,984 NiSource, Inc. 2,412,521
9,452 NorthWestern Corporation 560,882
30,621 OGE Energy Corporation 1,211,061
5,905 Pinnacle West Capital Corporation 449,016
6,969 Portland General Electric
Company 341,481
18,905 Public Service Enterprise Group,
Inc. 1,158,309
17,628 Sempra Energy 2,724,231
678 Spire, Inc. 46,687
6,050 UGI Corporation 224,273
629 Vistra Energy Corporation 14,593
Total 16,303,333
Total Common Stock
(cost $502,739,379) 622,193,248
Shares
Collateral Held for Securities
Loaned ( 0.1% ) Value
7,006,790 Thrivent Cash Management Trust 7,006,790
Total Collateral Held for
Securities Loaned
(cost $7,006,790) 7,006,790
Shares or
Principal
Amount Short-Term Investments ( 11.8% ) Value
Federal Home Loan Bank Discount
Notes
300,000 4.040%, 1/27/2023
n,o
299,129
400,000 4.130%, 2/1/2023
n,o
398,549
100,000 4.100%, 2/3/2023
n,o
99,612
7,100,000 4.185%, 2/8/2023
n,o
7,068,681
1,500,000 4.168%, 2/10/2023
n,o
1,492,877
19,600,000 4.261%, 2/15/2023
n,o
19,496,776
1,300,000 4.260%, 2/17/2023
n,o
1,292,836
3,900,000 4.295%, 3/7/2023
n,o
3,870,398
3,900,000 4.460%, 3/24/2023
n,o
3,862,449
Thrivent Core Short-Term Reserve
Fund
47,485,542 4.710% 474,855,418
U.S. Treasury Bills
300,000 4.162%, 2/23/2023
n,p
298,195
200,000 4.090%, 3/14/2023
n,q
198,375
200,000 4.190%, 3/23/2023
n,q
198,139
Total Short-Term Investments
(cost $513,248,270) 513,431,434
Total Investments (cost
$4,498,196,914) 102.1% $4,453,238,470
Other Assets and Liabilities, Net
(2.1%) (90,439,320)
Total Net Assets 100.0% $4,362,799,150

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

a The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b All or a portion of the loan is unfunded.
c Denotes investments purchased on a when-issued or
delayed-delivery basis.
d Denotes variable rate securities. The rate shown is as of
December 31, 2022. The rates of certain variable rate
securities are based on a published reference rate and
spread; these may vary by security and the reference rate
and spread are indicated in their description.  The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions.  These
securities do not indicate a reference rate and spread in
their description.
e Security is valued using significant unobservable inputs.
Further information on valuation can be found in the Notes
to Financial Statements.
f Denotes securities sold under Rule 144A of the Securities
Act of 1933, which exempts them from registration. These
securities may be resold to other dealers in the program or
to other qualified institutional buyers. As of December 31,
2022, the value of these investments was $266,174,943 or
6.1% of total net assets.
g Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of
December 31, 2022.
h All or a portion of the security is on loan.
i Denotes interest only security.  Interest only securities
represent the right to receive monthly interest payments on
an underlying pool of mortgages or assets.  The principal
shown is the outstanding par amount of the pool as of the
end of the period. The actual effective yield of the security is different than the stated coupon rate.
j All or a portion of the security is insured or guaranteed.
k Denotes perpetual securities. Perpetual securities pay an
indefinite stream of income and have no contractual maturity date. Date shown, if applicable, is next call date.
l All or a portion of the security was earmarked to cover
written options.
m Non-income producing security.
n The interest rate shown reflects the yield.
o All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for
open futures contracts.
p All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and
the fund for open swap contracts.
q At December 31, 2022, $386,607 of investments were
segregated to cover exposure to a counterparty for margin
on open mortgage-backed security transactions.
* Denotes restricted securities. Restricted securities are
investment securities which cannot be offered for public
sale without first being registered under the Securities
Act of 1933. The value of all restricted securities held
in Moderately Conservative Allocation Portfolio as of
December 31, 2022 was $1,033,555 or 0.02% of total net
assets. The following table indicates the acquisition date
and cost of restricted securities shown in the schedule as of
December 31, 2022.
Security
Acquisition
Date Cost
Credit Acceptance Corporation,
12/31/2024 5/29/2020 $ 433,946
Massachusetts Mutual Life
Insurance Company,
12/1/2061 11/18/2021 992,170
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Conservative
Allocation Portfolio as of December 31, 2022:
Securities Lending Transactions
Long-Term Fixed Income $ 5,622,561
Common Stock 1,184,147
Total lending $6,806,708
Gross amount payable upon return of
collateral for securities loaned $7,006,790
Net amounts due to counterparty $200,082
Definitions:
ADR - American Depositary Receipt, which are certificates
for an underlying foreign security's shares held by an
issuing U.S. depository bank.
CLO - Collateralized Loan Obligation
ETF - Exchange Traded Fund
FNMA - Federal National Mortgage Association
REMIC - Real Estate Mortgage Investment Conduit
REIT - Real Estate Investment Trust is a company that buys,
develops, manages and/or sells real estate assets.
Ser. - Series
SPDR - S&P Depository Receipts, which are exchange-traded
funds traded in the U.S., Europe, and Asia-Pacific and
managed by State Street Global Advisors.
Reference Rate Index:
LIBOR 1M - ICE Libor USD Rate 1 Month
LIBOR 2M - ICE Libor USD Rate 2 Month
LIBOR 3M - ICE Libor USD Rate 3 Month
LIBOR 6M - ICE Libor USD Rate 6 Month
PRIME - Federal Reserve Prime Loan Rate
SOFR30A - Secured Overnight Financing Rate 30 Year
Average
SOFRRATE - Secured Overnight Financing Rate
TSFR1M - CME Term SOFR 1 Month
TSFR3M - CME Term SOFR 3 Month
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 286,697,810
Gross unrealized depreciation (346,362,315)
Net unrealized appreciation (depreciation) $ (59,664,505)
Cost for federal income tax purposes $ 4,505,621,272

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Moderately Conservative Allocation Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Bank Loans
Basic Materials 4,037,759 – 3,692,221 345,538
Capital Goods 9,328,154 – 9,004,730 323,424
Communications Services 16,338,455 – 16,338,455 –
Consumer Cyclical 18,975,069 – 18,975,069 –
Consumer Non-Cyclical 13,595,796 – 13,595,796 –
Energy 1,941,865 – 1,941,865 –
Financials 7,243,682 – 7,243,682 –
Technology 20,984,618 – 20,984,618 –
Transportation 6,550,515 – 6,550,515 –
Utilities 793,407 – 793,407 –
Long-Term Fixed Income
Asset-Backed Securities 73,209,838 – 73,209,838 –
Basic Materials 13,443,681 – 13,443,681 –
Capital Goods 29,792,562 – 29,792,562 –
Collateralized Mortgage Obligations 84,741,898 – 84,741,898 –
Commercial Mortgage-Backed Securities 72,672,762 – 72,672,762 –
Communications Services 48,813,977 – 48,813,977 –
Consumer Cyclical 47,772,581 – 47,772,581 –
Consumer Non-Cyclical 50,204,777 – 50,204,777 –
Energy 40,184,712 – 40,184,712 –
Financials 135,378,485 – 135,378,485 –
Foreign Government 813,157 – 813,157 –
Mortgage-Backed Securities 382,690,683 – 382,690,683 –
Technology 30,505,258 – 30,505,258 –
Transportation 12,931,462 – 12,931,462 –
U.S. Government & Agencies 584,827,999 – 584,827,999 –
Utilities 31,101,282 – 31,101,282 –
Registered Investment Companies
Unaffiliated 32,855,215 32,855,215 – –
Affiliated 1,209,287,446 1,209,287,446 – –
Common Stock
Communications Services 33,464,756 33,432,376 – 32,380
Consumer Discretionary 67,952,963 67,952,963 – –
Consumer Staples 36,316,502 36,316,502 – –
Energy 30,756,628 30,756,628 – –
Financials 82,761,093 81,434,428 1,326,665 –
Health Care 101,537,302 101,537,302 – –
Industrials 77,593,991 77,265,979 328,012 –
Information Technology 132,916,074 131,260,377 1,655,697 –
Materials 20,331,597 20,259,834 71,763 –
Real Estate 22,259,009 22,259,009 – –
Utilities 16,303,333 16,303,333 – –
Short-Term Investments 38,576,016 – 38,576,016 –
Subtotal Investments in Securities $3,641,786,359 $1,860,921,392 $1,780,163,625 $701,342
Other Investments  * Total
Affiliated Short-Term Investments 474,855,418
Affiliated Registered Investment Companies 329,589,903
Collateral Held for Securities Loaned 7,006,790
Subtotal Other Investments $811,452,111
Total Investments at Value $4,453,238,470
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Reference Description:
CBOT
-
Chicago Board of Trade
CME
-
Chicago Mercantile Exchange
EAFE
-
Europe, Australasia and Far East
ICE
-
Intercontinental Exchange
MSCI
-
Morgan Stanley Capital International
S&P
-
Standard & Poor's
Other Financial Instruments Total Level 1 Level 2 Level 3
Asset Derivatives
Futures Contracts 2,213,329 2,213,329 – –
Credit Default Swaps 481,908 – 481,908 –
Total Asset Derivatives $2,695,237 $2,213,329 $481,908 $–
Liability Derivatives
Futures Contracts 9,319,258 9,319,258 – –
Call Options Written 14,874 – – 14,874
Credit Default Swaps 711,714 – 711,714 –
Total Liability Derivatives $10,045,846 $9,319,258 $711,714 $14,874
The following table presents Moderately Conservative Allocation Portfolio's futures contracts held as of December 31, 2022. Investments and/or cash totaling $26,646,362 were pledged as the initial margin deposit for these contracts.
Futures Contracts Description
Number of
Contracts
Long/(Short)
Expiration
Date Notional Amount
Value and
Unrealized
CBOT 10-Yr. U.S. Treasury Note 35 March 2023 $ 3,939,800 ( $ 9,409)
CBOT 2-Yr. U.S. Treasury Note 56 March 2023 11,474,019 10,356
CBOT 5-Yr. U.S. Treasury Note 538 March 2023 58,093,068 (26,895)
CBOT U.S. Long Bond 562 March 2023 70,400,841 42,347
CME E-mini S&P 500 Index 1,620 March 2023 321,967,859 (9,226,858)
CME Ultra Long Term U.S. Treasury Bond 250 March 2023 33,383,643 194,482
Ultra 10-Yr. U.S. Treasury Note 178 March 2023 21,085,141 (31,079)
Total Futures Long Contracts $ 520,344,371 ( $ 9,047,056)
CBOT 10-Yr. U.S. Treasury Note (74) March 2023 ( $ 8,331,736) $ 21,767
CBOT 2-Yr. U.S. Treasury Note (102) March 2023 (20,892,953) (25,017)
CME E-mini Russell 2000 Index (6) March 2023 (550,166) 18,896
CME E-mini S&P Mid-Cap 400 Index (9) March 2023 (2,262,931) 64,591
ICE mini MSCI EAFE Index (202) March 2023 (20,119,562) 430,622
ICE US mini MSCI Emerging Markets Index (1,124) March 2023 (55,348,548) 1,430,268
Total Futures Short Contracts ( $ 107,505,896) $1,941,127
Total Futures Contracts $ 412,838,475 ($7,105,929)

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Counterparty:
MSC
-
Morgan Stanley & Company
The following table presents Moderately Conservative Allocation Portfolio's options contracts held as of December 31, 2022.
Option _ Description
(Underlying Security
Description)
Counter-
party
Number of
Contracts
Exercise
Price
Expiration
Date Notional Amount Value
Unrealized
Appreciation/
(Depreciation)
FNMA Conventional 30-Yr. Pass
Through Call Option
(*)
MSC (10.50) $ 98.94 February 2023 ( $ 10,103,279) ( $ 14,874) $ 54,032
(Federal National Mortgage Association
Conventional 30-Yr. Pass Through)
Total Options Written Contracts ($14,874) $54,032
(*)  Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the
Notes to Financial Statements.
The following table presents Moderately Conservative Allocation Portfolio's swaps contracts held as of December 31, 2022. Investments totaling
$298,195 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.
Credit Default Swaps
Buy/Sell
Protection
1
Termination
Date
Notional
Principal
Amount
2
Upfront
Payments/
(Receipts) Value
3
Unrealized
Gain/(Loss)
CDX HY 39, 5 Year, at 5.00%, Quarterly Buy 12/20/2027 $ 13,500,000 $ – ( $ 711,714) ( $ 711,714)
CDX HY 39, 5 Year, at 5.00%, Quarterly Sell 12/20/2027 (9,880,000) – 481,908 481,908
Total Credit Default Swaps $– ($229,806) ($229,806)
1 As the buyer of protection, Moderately Conservative Allocation Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderately
Conservative Allocation Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2 The maximum potential amount of future payments Moderately Conservative Allocation Portfolio could be required to make as the seller or receive as the buyer of protection.
3 The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity's credit worthiness.
The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity's credit worthiness.
When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity's credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity's credit worthiness.

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2022, for Moderately
Conservative Allocation Portfolio's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant
Accounting Policies of the Notes to Financial Statements.
Derivatives by risk category Statement of Assets and Liabilities Location Fair Value
Asset Derivatives
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) $ 1,944,377
Total Equity Contracts 1,944,377
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 268,952
Options Written Net Assets - Distributable earnings/(accumulated loss) 54,032
Total Interest Rate Contracts 322,984
Credit Contracts
Credit Default Swaps Net Assets - Distributable earnings/(accumulated loss) 481,908
Total Credit Contracts 481,908
Total Asset Derivatives $2,749,269
Liability Derivatives
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 9,226,858
Total Equity Contracts 9,226,858
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 92,400
Total Interest Rate Contracts 92,400
Credit Contracts
Credit Default Swaps Net Assets - Distributable earnings/(accumulated loss) 711,714
Total Credit Contracts 711,714
Total Liability Derivatives $10,030,972
* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.  Only current day's variation margin is reported within the Statement of Assets and Liabilities.
The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2022, for
Moderately Conservative Allocation Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Equity Contracts
Futures Net realized gains/(losses) on Futures contracts (41,021,173)
Total Equity Contracts
(41,021,173)
Interest Rate Contracts
Options Written Net realized gains/(losses) on Written option contracts 330,078
Futures Net realized gains/(losses) on Futures contracts (36,937,523)
Total Interest Rate Contracts
(36,607,445)
Credit Contracts
Credit Default Swaps Net realized gains/(losses) on Swap agreements (2,357,962)
Total Credit Contracts
(2,357,962)
Total ($79,986,580)

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2022, for Moderately Conservative Allocation Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized
appreciation/(depreciation)
recognized in Income
Equity Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (8,312,216)
Total Equity Contracts (8,312,216)
Interest Rate Contracts
Options Written Change in net unrealized appreciation/(depreciation) on Written option contracts (70,279)
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (1,584,548)
Total Interest Rate Contracts (1,654,827)
Credit Contracts
Credit Default Swaps Change in net unrealized appreciation/(depreciation) on Swap agreements (157,451)
Total Credit Contracts (157,451)
Total ($10,124,494)
The following table presents Moderately Conservative Allocation Portfolio's average volume of derivative activity during the period ended
December 31, 2022.
Derivative Risk Category Average Notional Value
Equity Contracts
Futures - Long $305,352,442
Futures - Short (106,991,310)
Interest Rate Contracts
Futures - Long 208,177,412
Futures - Short (121,861,554)
Options Written (7,375,335)
Credit Contracts
Credit Default Swaps - Buy Protection 25,119
Credit Default Swaps - Sell Protection 530,082

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Moderately Conservative
Allocation Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Registered Investment Companies
Core Emerging Markets Debt $185,775 $8,392 $17,705 $138,454 18,266 3.2%
Core Emerging Markets Equity 42,187 1,211 – 33,336 4,105 0.8
Core International Equity 34,420 710 – 28,272 3,238 0.7
Core Low Volatility Equity 101,342 9,169 – 92,875 8,375 2.1
Core Small Cap Value – 37,165 – 36,652 4,010 0.8
Global Stock 59,415 6,86 1 – 48,14 7 4,227 1.1
High Yield 137,337 5,990 28,000 95,081 24,035 2.2
Income 421,004 22,244 69,600 288,493 34,148 6.6
International Allocation 208,537 19,573 – 170,279 20,659 3.9
International Index 22,176 559 – 18,946 1,644 0.4
Large Cap Value 273,628 23,080 – 260,835 12,492 6.0
Limited Maturity Bond 227,267 4,586 50,234 168,137 18,021 3.8
Mid Cap Stock 131,327 16,803 22,000 89,157 4,903 2.0
Small Cap Stock 78,416 12,861 – 70,213 3,845 1.6
Total Affiliated Registered Investment
Companies 1,922,831 1,538,87 7 35.2
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% 910,265 1,284,507 1,719,917 474,855 47,486 10.9
Total Affiliated Short-Term Investments 910,265 474,855 10.9
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment 27,935 820,625 841,553 7,007 7,007 0.1
Total Collateral Held for Securities Loaned 27,935 7,007 0.1
Total Value $2,861,031 $2,020,73 9
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Registered Investment Companies
Core Emerging Markets Debt ($3,804) ($34,204) $ – $8,392
Core Emerging Markets Equity – (10,062) – 1,212
Core International Equity – (6,858) – 710
Core Low Volatility Equity – (17,636) 7,319 1,850
Core Small Cap Value Fund – (513) – 445
Global Stock – (18,129) 6,298 563
High Yield (5,948) (14,298) – 5,989
Income (6,829) (78,326) 10,754 11,490
International Allocation – (57,831) 14,763 4,810
International Index – (3,789) 58 501
Large Cap Value – (35,873) 19,748 3,332
Limited Maturity Bond (1,327) (12,155) 657 3,928
Mid Cap Stock 7,237 (44,210) 16,509 294
Small Cap Stock – (21,064) 12,624 237
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% – – – 11,384
Total Income/Non Income Cash from Affiliated
Investments $55,137
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 210
Total Affiliated Income from Securities Loaned, Net $210
Total Value ($10,671) ($354,948) $ 88,730

Money Market Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Investment Company ( 8.5% ) Value
Goldman Sachs Financial Square
Funds - Government Fund
$ 28,725,000 4.138%  $ 28,725,000
Total 28,725,000
Principal
Amount
U.S. Government Agency Debt
( 80.7% )
a
Value
Federal Agricultural Mortgage
Corporation
2,720,000
4.550% (FEDL 1M + 0.220%),
2/14/2023
b
2,720,675
2,700,000
4.350% (SOFRRATE +
0.050%), 3/3/2023
b
2,700,000
2,600,000
4.680% (FEDL 1M + 0.350%),
6/29/2023
b
2,604,009
1,350,000
4.470% (LIBOR 1M +
0.350%), 11/1/2023
b
1,352,476
Federal Farm Credit Bank
1,340,000 0.090% , 2/2/2023 1,335,138
1,650,000
4.424% (LIBOR 1M +
0.070%), 2/21/2023
b
1,650,104
9,525,000
4.424% (LIBOR 1M +
0.070%), 2/21/2023
b
9,526,035
2,000,000 0.110% , 3/1/2023 1,985,815
1,200,000
4.330% (SOFRRATE +
0.030%), 8/28/2023
b
1,200,000
2,400,000
4.360% (FEDL 1M + 0.030%),
12/8/2023
b
2,399,515
625,000
4.621% (LIBOR 1M +
0.400%), 12/8/2023
b
627,246
2,400,000
4.370% (SOFRRATE +
0.070%), 12/14/2023
b
2,400,000
3,600,000
4.340% (SOFRRATE +
0.040%), 2/5/2024
b
3,597,555
6,530,000
4.350% (FEDL 1M + 0.020%),
3/25/2024
b
6,529,367
5,500,000
4.380% (SOFRRATE +
0.080%), 7/22/2024
b
5,500,000
1,400,000
4.400% (SOFRRATE +
0.100%), 8/8/2024
b
1,400,000
2,400,000
4.470% (FEDL 1M + 0.140%),
11/14/2024
b
2,400,000
Federal Home Loan Bank
5,400,000
4.320% (SOFRRATE +
0.020%), 1/3/2023
b
5,400,000
1,500,000
4.320% (SOFRRATE +
0.020%), 1/6/2023
b
1,499,993
2,400,000
4.330% (SOFRRATE +
0.030%), 1/9/2023
b
2,400,000
2,500,000 3.890% , 1/12/2023 2,497,029
4,200,000
4.330% (SOFRRATE +
0.030%), 1/19/2023
b
4,200,000
1,350,000 3.980% , 1/20/2023 1,347,164
1,400,000
4.315% (SOFRRATE +
0.015%), 1/26/2023
b
1,400,000
3,780,000 4.082% , 1/27/2023 3,768,857
2,700,000
4.325% (SOFRRATE +
0.025%), 1/27/2023
b
2,700,000
6,750,000
4.340% (SOFRRATE +
0.040%), 1/30/2023
b
6,750,000
4,010,000 4.100% , 2/1/2023 3,995,843
4,000,000 4.250% , 2/2/2023 3,984,889
4,000,000
4.325% (SOFRRATE +
0.025%), 2/6/2023
b
4,000,000
8,750,000 4.193% , 2/8/2023 8,711,274
Principal
Amount
U.S. Government Agency Debt
(80.7%)
a
Value
$ 4,050,000
4.340% (SOFRRATE +
0.040%), 2/10/2023
b
$ 4,050,000
2,700,000
4.340% (SOFRRATE +
0.040%), 2/10/2023
b
2,700,000
2,800,000
4.340% (SOFRRATE +
0.040%), 2/13/2023
b
2,800,000
1,500,000
4.345% (SOFRRATE +
0.045%), 2/23/2023
b
1,500,000
7,000,000
4.340% (SOFRRATE +
0.040%), 2/24/2023
b
7,000,310
3,900,000
4.350% (SOFRRATE +
0.050%), 2/27/2023
b
3,900,000
2,800,000
4.330% (SOFRRATE +
0.030%), 2/28/2023
b
2,800,000
2,000,000
4.350% (SOFRRATE +
0.050%), 3/1/2023
b
2,000,000
2,500,000 4.370% , 3/1/2023 2,482,095
2,700,000
4.345% (SOFRRATE +
0.045%), 3/3/2023
b
2,700,000
6,750,000
4.355% (SOFRRATE +
0.055%), 3/10/2023
b
6,750,000
375,000 4.450% , 3/15/2023 371,616
3,900,000
4.355% (SOFRRATE +
0.055%), 3/16/2023
b
3,900,000
4,050,000
4.330% (SOFRRATE +
0.030%), 3/21/2023
b
4,050,000
2,500,000
4.310% (SOFRRATE +
0.010%), 3/23/2023
b
2,500,000
3,750,000 4.460% , 3/24/2023 3,711,904
5,260,000
4.370% (SOFRRATE +
0.070%), 3/27/2023
b
5,260,000
3,800,000
4.350% (SOFRRATE +
0.050%), 3/28/2023
b
3,800,000
2,700,000
4.355% (SOFRRATE +
0.055%), 4/3/2023
b
2,700,000
2,500,000
4.320% (SOFRRATE +
0.020%), 4/5/2023
b
2,500,000
5,100,000
4.320% (SOFRRATE +
0.020%), 4/21/2023
b
5,100,000
4,000,000
4.320% (SOFRRATE +
0.020%), 4/25/2023
b
4,000,000
5,340,000
4.355% (SOFRRATE +
0.055%), 4/25/2023
b
5,340,000
7,500,000
4.330% (SOFRRATE +
0.030%), 5/3/2023
b
7,500,000
5,800,000
4.330% (SOFRRATE +
0.030%), 5/4/2023
b
5,800,000
2,670,000
4.365% (SOFRRATE +
0.065%), 5/4/2023
b
2,670,000
2,660,000
4.390% (SOFRRATE +
0.090%), 5/23/2023
b
2,660,000
5,500,000
4.340% (SOFRRATE +
0.040%), 6/5/2023
b
5,500,000
2,760,000 2.800% , 6/16/2023 2,733,641
2,710,000
4.350% (SOFRRATE +
0.050%), 6/27/2023
b
2,710,000
4,200,000
4.360% (SOFRRATE +
0.060%), 7/27/2023
b
4,200,000
5,600,000
4.340% (SOFRRATE +
0.040%), 10/6/2023
b
5,600,000
3,180,000
4.370% (SOFRRATE +
0.070%), 12/14/2023
b
3,180,000
U.S. International Development
Finance Corporation
876,000
4.420% (T-BILL 3M FLAT),
1/6/2023
b
876,000

Money Market Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount
U.S. Government Agency Debt
(80.7%)
a
Value
$ 1,157,733
4.420% (T-BILL 3M FLAT),
1/6/2023
b
$ 1,157,733
2,383,837
4.420% (T-BILL 3M FLAT),
1/6/2023
b
2,383,837
342,106
4.420% (T-BILL 3M FLAT),
1/6/2023
b
342,106
465,000
4.420% (T-BILL 3M FLAT),
1/6/2023
b
465,000
849,230
4.460% (T-BILL 3M FLAT),
1/6/2023
b
849,230
3,109,091
4.460% (T-BILL 3M FLAT),
1/6/2023
b
3,109,091
646,154
4.460% (T-BILL 3M FLAT),
1/6/2023
b
646,154
2,411,539
4.460% (T-BILL 3M FLAT),
1/6/2023
b
2,411,539
1,320,000
4.460% (T-BILL 3M + 0.070%),
1/6/2023
b
1,320,000
1,250,000
4.460% (T-BILL 3M FLAT),
1/6/2023
b
1,250,000
1,406,250
4.460% (T-BILL 3M FLAT),
1/6/2023
b
1,406,250
1,222,500
4.460% (T-BILL 3M FLAT),
1/6/2023
b
1,222,500
1,157,895
4.460% (T-BILL 3M FLAT),
1/6/2023
b
1,157,895
1,885,000
4.460% (T-BILL 3M FLAT),
1/6/2023
b
1,885,000
3,590,000
4.480% (T-BILL 3M FLAT),
1/6/2023
b
3,590,000
1,538,596
4.500% (T-BILL 3M FLAT),
1/6/2023
b
1,538,596
825,917
4.500% (T-BILL 3M FLAT),
1/6/2023
b
825,917
2,152,440
4.500% (T-BILL 3M FLAT),
1/6/2023
b
2,152,440
1,594,400
4.500% (T-BILL 3M FLAT),
1/6/2023
b
1,594,400
1,559,434
4.550% (T-BILL 3M FLAT),
1/6/2023
b
1,559,434
1,039,623
4.550% (T-BILL 3M FLAT),
1/6/2023
b
1,039,623
390,789
4.550% (T-BILL 3M FLAT),
1/6/2023
b
390,789
1,333,333
4.550% (T-BILL 3M FLAT),
1/6/2023
b
1,333,333
4,052,632
4.550% (T-BILL 3M FLAT),
1/6/2023
b
4,052,632
3,036,670
4.700% (T-BILL 3M FLAT),
1/6/2023
b
3,036,670
1,060,000 1.460% , 2/15/2023 1,073,463
1,575,000 5.080% , 11/15/2023 1,584,987
2,540,000 5.060% , 12/14/2023 2,546,120
Total 273,853,289
Principal
Amount U.S. Treasury Debt ( 2.7% )
a
Value
U.S. Treasury Bills
8,000,000 4.401% , 3/28/2023 7,915,902
U.S. Treasury Notes
1,355,000
4.435% (USBMMY 3M +
0.037%), 7/31/2024
b
1,353,690
Total 9,269,592
Principal
Amount
U.S. Treasury Repurchase
Agreement, if collateralized only
by U.S. Treasuries (including
Strips) and cash ( 11.8% )
a
Value
RBC Dominion Securities
$ 40,000,000 4.230% , 1/3/2023
c
$ 40,000,000
Total 40,000,000
Total Investments (cost
$351,874,240) 103.7% $351,847,881
Other Assets and Liabilities,
Net (3.7)% (12,676,469)
Total Net Assets 100.0% $339,171,412
a The interest rate shown reflects the yield.
b Denotes variable rate securities. The rate shown is as of
December 31, 2022. The rates of certain variable rate
securities are based on a published reference rate and
spread; these may vary by security and the reference rate
and spread are indicated in their description.  The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions.  These
securities do not indicate a reference rate and spread in
their description.
c Repurchase agreement dated December 31, 2022,
$40,018,800 maturing January 3, 2023, collateralized by
$40,819,209 U.S. Government or related agency securities,
2.25%-6.38%, due August 15, 2027 - August 15, 2045.
Reference Rate Index:
FEDL 1M - Federal Funds 1 Month Rate
LIBOR 1M - ICE Libor USD Rate 1 Month
SOFRRATE - Secured Overnight Financing Rate
T-BILL 3M - U. S. Treasury Bill Rate 3 Month
USBMMY 3M - U. S. Treasury Bill Rate 3 Month Money
Market Yield
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ –
Gross unrealized depreciation (26,359)
Net unrealized appreciation (depreciation) $ (26,359)
Cost for federal income tax purposes $ 351,874,240

Money Market Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Money Market Portfolio's assets carried at fair value or amortized cost, which approximates fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Investment Company 28,725,000 28,725,000 – –
U.S. Government Agency Debt 273,853,289 – 273,853,289 –
U.S. Treasury Debt 9,269,592 – 9,269,592 –
U.S. Treasury Repurchase Agreement,
if collateralized only by U.S.
Treasuries (including Strips) and
cash 40,000,000 – 40,000,000 –
Total Investments at Amortized Cost $351,847,881 $28,725,000 $323,122,881 $–

Multidimensional Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income ( 72.4% ) Value
Basic Materials (1.9%)
Alcoa Nederland Holding BV
$ 100,000 5.500%,  12/15/2027
a
$ 96,366
ATI, Inc., Convertible
13,000 3.500%,  6/15/2025 26,117
Cascades USA, Inc.
30,000 5.125%,  1/15/2026
a
27,293
Chemours Company
52,000 5.750%,  11/15/2028
a
46,708
Cleveland-Cliffs, Inc.
37,000 5.875%,  6/1/2027 35,347
40,000 4.625%,  3/1/2029
a,b
35,500
Consolidated Energy Finance SA
106,000 5.625%,  10/15/2028
a
90,066
EverArc Escrow Sarl
46,000 5.000%,  10/30/2029
a
37,720
First Quantum Minerals, Ltd.
89,000 6.875%,  10/15/2027
a
83,502
Hecla Mining Company
20,000 7.250%,  2/15/2028 19,693
Hudbay Minerals, Inc.
40,000 4.500%,  4/1/2026
a
36,334
Innophos Holdings, Inc.
23,000 9.375%,  2/15/2028
a
22,482
Mercer International, Inc.
23,000 5.125%,  2/1/2029 19,228
Methanex Corporation
63,000 4.250%,  12/1/2024 60,325
Novelis Corporation
25,000 3.250%,  11/15/2026
a
22,413
50,000 4.750%,  1/30/2030
a
44,328
15,000 3.875%,  8/15/2031
a
12,246
OCI NV
30,000 4.625%,  10/15/2025
a
28,427
Olin Corporation
83,000 5.125%,  9/15/2027 78,435
10,000 5.625%,  8/1/2029 9,500
SCIL USA Holdings, LLC
44,000 5.375%,  11/1/2026
a
37,290
SPCM SA
40,000 3.375%,  3/15/2030
a
32,200
SunCoke Energy, Inc.
47,000 4.875%,  6/30/2029
a
40,344
Taseko Mines, Ltd.
37,000 7.000%,  2/15/2026
a
32,535
Unifrax Escrow Issuer Corporation
36,000 5.250%,  9/30/2028
a
28,968
United States Steel Corporation
58,000 6.875%,  3/1/2029
b
56,297
United States Steel Corporation,
Convertible
17,000 5.000%,  11/1/2026 34,000
Total 1,093,664
Capital Goods (4.1%)
Advanced Drainage Systems, Inc.
56,000 6.375%,  6/15/2030
a
54,413
AECOM
110,000 5.125%,  3/15/2027 105,875
Principal
Amount Long-Term Fixed Income (72.4%) Value
Capital Goods (4.1%) - continued
Amsted Industries, Inc.
$ 65,000 5.625%,  7/1/2027
a
$ 61,663
10,000 4.625%,  5/15/2030
a
8,525
ARD Finance SA
18,000 6.500%,  6/30/2027
a
12,520
Ardagh Packaging Finance plc/
Ardagh Holdings USA, Inc.
40,000 5.250%,  8/15/2027
a
29,910
41,000 5.250%,  8/15/2027
a
30,657
Bombardier, Inc.
48,000 7.125%,  6/15/2026
a
46,570
40,000 7.875%,  4/15/2027
a
38,799
65,000 6.000%,  2/15/2028
a
60,107
Builders FirstSource, Inc.
20,000 5.000%,  3/1/2030
a
17,722
Canpack SA/Canpack US LLC
90,000 3.125%,  11/1/2025
a
78,856
Chart Industries, Inc.
18,000 7.500%,  1/1/2030
a
18,095
Chart Industries, Inc., Convertible
6,000 1.000%,  11/15/2024
a
11,916
Clydesdale Acquisition Holdings,
Inc.
8,000 6.625%,  4/15/2029
a
7,606
15,000 8.750%,  4/15/2030
a
12,840
Cornerstone Building Brands, Inc.
40,000 6.125%,  1/15/2029
a
28,170
Covert Mergeco, Inc.
17,000 4.875%,  12/1/2029
a
13,928
CP Atlas Buyer, Inc.
35,000 7.000%,  12/1/2028
a,b
25,993
Crown Cork & Seal Company, Inc.
47,000 7.375%,  12/15/2026 48,387
General Electric Company
180,000
8.099%,  (LIBOR 3M +
3.330%), 3/15/2023
c,d
176,840
GFL Environmental, Inc.
68,000 4.000%,  8/1/2028
a
58,140
54,000 3.500%,  9/1/2028
a
47,475
Greenbrier Companies, Inc.,
Convertible
16,000 2.875%,  4/15/2028 14,104
H&E Equipment Services, Inc.
109,000 3.875%,  12/15/2028
a
92,845
Herc Holdings, Inc.
40,000 5.500%,  7/15/2027
a
37,310
Howmet Aerospace, Inc.
120,000 3.000%,  1/15/2029 102,000
Itron, Inc., Convertible
28,000 Zero Coupon,  3/15/2026 22,926
JELD-WEN, Inc.
24,000 4.625%,  12/15/2025
a
20,095
Kaman Corporation, Convertible
9,000 3.250%,  5/1/2024 8,365
KBR, Inc., Convertible
25,000 2.500%,  11/1/2023 52,712
Mauser Packaging Solutions
Holding Company
30,000 5.500%,  4/15/2024
a
29,170
57,000 7.250%,  4/15/2025
a
52,709

Multidimensional Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (72.4%) Value
Capital Goods (4.1%) - continued
MIWD Holdco II, LLC
$ 59,000 5.500%,  2/1/2030
a
$ 46,973
Nesco Holdings II, Inc.
55,000 5.500%,  4/15/2029
a
48,125
New Enterprise Stone and Lime
Company, Inc.
83,000 5.250%,  7/15/2028
a
73,702
OI European Group BV
80,000 4.750%,  2/15/2030
a
70,056
Owens-Brockway Glass Container,
Inc.
16,000 5.875%,  8/15/2023
a,b
15,886
Pactiv Evergreen Group
35,000 4.375%,  10/15/2028
a
31,269
Patrick Industries, Inc., Convertible
37,000 1.750%,  12/1/2028 30,199
PGT Innovations, Inc.
41,000 4.375%,  10/1/2029
a
34,327
SRM Escrow Issuer, LLC
100,000 6.000%,  11/1/2028
a
89,470
Titan Acquisition, Ltd.
20,000 7.750%,  4/15/2026
a
18,012
TransDigm, Inc.
30,000 6.250%,  3/15/2026
a
29,586
175,000 5.500%,  11/15/2027 164,334
United Rentals North America, Inc.
7,000 5.500%,  5/15/2027 6,910
57,000 4.875%,  1/15/2028 54,016
20,000 4.000%,  7/15/2030 17,096
Victors Merger Corporation
25,000 6.375%,  5/15/2029
a
13,750
Waste Pro USA, Inc.
15,000 5.500%,  2/15/2026
a
13,246
WESCO Distribution, Inc.
95,000 7.250%,  6/15/2028
a
96,232
Total 2,280,432
Collateralized Mortgage Obligations (0.1%)
GMACM Mortgage Loan Trust
15,689
3.606%,  11/19/2035, Ser.
2005-AR6, Class 1A1
c
14,175
Residential Accredit Loans, Inc.
Trust
44,305
6.000%,  1/25/2037, Ser.
2007-QS1, Class 1A1 33,544
Total 47,719
Communications Services (5.0%)
Allen Media, LLC/Allen Media Co-
Issuer, Inc.
38,000 10.500%,  2/15/2028
a
14,440
Altice Financing SA
15,000 5.750%,  8/15/2029
a
11,798
Altice France SA
2,000 5.125%,  7/15/2029
a
1,499
139,000 5.500%,  10/15/2029
a
105,992
Cable One, Inc., Convertible
34,000 1.125%,  3/15/2028 25,262
CCO Holdings, LLC
27,000 5.500%,  5/1/2026
a
26,139
Principal
Amount Long-Term Fixed Income (72.4%) Value
Communications Services (5.0%) - continued
$ 10,000 5.125%,  5/1/2027
a
$ 9,321
22,000 5.000%,  2/1/2028
a
19,976
17,000 6.375%,  9/1/2029
a
15,976
34,000 4.750%,  3/1/2030
a
29,322
85,000 4.500%,  8/15/2030
a
70,223
122,000 4.750%,  2/1/2032
a
98,905
45,000 4.250%,  1/15/2034
a
33,212
Cengage Learning, Inc.
38,000 9.500%,  6/15/2024
a,b
36,243
Clear Channel Worldwide
Holdings, Inc.
46,000 5.125%,  8/15/2027
a
39,859
47,000 7.750%,  4/15/2028
a
34,310
Consolidated Communications,
Inc.
47,000 5.000%,  10/1/2028
a
34,661
16,000 6.500%,  10/1/2028
a
12,433
CSC Holdings, LLC
102,000 5.375%,  2/1/2028
a
82,237
37,000 6.500%,  2/1/2029
a
30,248
56,000 4.125%,  12/1/2030
a
39,526
Cumulus Media New Holdings,
Inc.
23,000 6.750%,  7/1/2026
a
19,320
DIRECTV Holdings, LLC
54,000 5.875%,  8/15/2027
a
48,312
DISH DBS Corporation
19,000 5.875%,  11/15/2024 17,655
16,000 5.250%,  12/1/2026
a
13,477
17,000 7.375%,  7/1/2028 12,028
63,000 5.750%,  12/1/2028
a
50,282
29,000 5.125%,  6/1/2029 18,708
Entercom Media Corporation
72,000 6.500%,  5/1/2027
a
13,546
Frontier Communications
Corporation
22,000 6.750%,  5/1/2029
a
18,200
Frontier Communications
Holdings, LLC
48,000 5.875%,  10/15/2027
a
44,571
14,000 8.750%,  5/15/2030
a
14,234
GCI, LLC
70,000 4.750%,  10/15/2028
a
58,806
Gray Escrow II, Inc.
114,000 5.375%,  11/15/2031
a
82,154
Gray Television, Inc.
40,000 4.750%,  10/15/2030
a
28,935
Hughes Satellite Systems
Corporation
20,000 6.625%,  8/1/2026 18,655
iHeartCommunications, Inc.
40,000 4.750%,  1/15/2028
a
32,574
Iliad Holding SASU
68,000 6.500%,  10/15/2026
a
63,067
LCPR Senior Secured Financing
DAC
36,000 6.750%,  10/15/2027
a
33,660
Level 3 Financing, Inc.
113,000 4.625%,  9/15/2027
a
94,073
35,000 4.250%,  7/1/2028
a
27,570

Multidimensional Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (72.4%) Value
Communications Services (5.0%) - continued
Liberty Interactive, LLC,
Convertible
$ 18,000 1.750%,  9/30/2046
a
$ 17,424
Lumen Technologies, Inc.
38,000 5.125%,  12/15/2026
a
33,033
Netflix, Inc.
40,000 4.875%,  4/15/2028 38,623
Paramount Global
75,000 6.375%,  3/30/2062
c
61,313
Playtika Holding Corporation
42,000 4.250%,  3/15/2029
a
32,968
Radiate Holdco, LLC
25,000 6.500%,  9/15/2028
a
10,475
Rogers Communications, Inc.
200,000 5.250%,  3/15/2082
a,c
176,482
Scripps Escrow II, Inc.
21,000 3.875%,  1/15/2029
a
16,853
50,000 5.375%,  1/15/2031
a,b
40,075
Scripps Escrow, Inc.
30,000 5.875%,  7/15/2027
a
26,775
Sinclair Television Group, Inc.
93,000 5.500%,  3/1/2030
a
65,028
Sirius XM Radio, Inc.
80,000 5.000%,  8/1/2027
a
73,949
20,000 4.000%,  7/15/2028
a
17,406
30,000 4.125%,  7/1/2030
a
24,756
Sprint Capital Corporation
101,000 6.875%,  11/15/2028 104,832
64,000 8.750%,  3/15/2032 76,166
TEGNA, Inc.
92,000 4.625%,  3/15/2028 87,372
Telesat Canada
20,000 4.875%,  6/1/2027
a
8,982
10,000 6.500%,  10/15/2027
a
2,893
T-Mobile USA, Inc.
75,000 2.875%,  2/15/2031 61,975
United States Cellular Corporation
35,000 6.700%,  12/15/2033 30,877
Uniti Group, Inc., Convertible
5,000 7.500%,  12/1/2027
a
4,613
Uniti Group, LP
69,000 4.750%,  4/15/2028
a
55,200
Univision Communications, Inc.
78,000 6.625%,  6/1/2027
a
75,255
Viasat, Inc.
25,000 6.500%,  7/15/2028
a
18,756
Vodafone Group plc
64,000 7.000%,  4/4/2079
c
64,348
VTR Finance NV
30,000 6.375%,  7/15/2028
a
11,409
VZ Secured Financing BV
71,000 5.000%,  1/15/2032
a
57,696
YPSO Finance BIS SA
23,000 10.500%,  5/15/2027
a
17,537
Total 2,794,480
Consumer Cyclical (6.1%)
1011778 B.C., ULC
100,000 4.375%,  1/15/2028
a
89,541
Principal
Amount Long-Term Fixed Income (72.4%) Value
Consumer Cyclical (6.1%) - continued
Allied Universal Finance
Corporation
$ 40,000 4.625%,  6/1/2028
a
$ 32,430
Allied Universal Holdco, LLC
20,000 6.625%,  7/15/2026
a
18,300
70,000 4.625%,  6/1/2028
a
57,815
32,000 6.000%,  6/1/2029
a
23,224
Allison Transmission, Inc.
52,000 4.750%,  10/1/2027
a
48,222
20,000 3.750%,  1/30/2031
a
16,450
American Axle & Manufacturing,
Inc.
95,000 6.500%,  4/1/2027 85,688
Arko Corporation
27,000 5.125%,  11/15/2029
a
21,200
Ashton Woods USA, LLC
25,000 4.625%,  8/1/2029
a
20,018
15,000 4.625%,  4/1/2030
a
12,039
Bloomin' Brands, Inc., Convertible
3,000 5.000%,  5/1/2025 5,437
Boyd Gaming Corporation
40,000 4.750%,  6/15/2031
a
34,800
Boyne USA, Inc.
30,000 4.750%,  5/15/2029
a
26,551
Brookfield Residential Properties,
Inc.
41,000 6.250%,  9/15/2027
a
36,412
Burlington Stores, Inc., Convertible
34,000 2.250%,  4/15/2025 39,100
Caesars Entertainment, Inc.
60,000 6.250%,  7/1/2025
a
58,301
40,000 8.125%,  7/1/2027
a
39,302
76,000 4.625%,  10/15/2029
a
61,850
Carnival Corporation
77,000 10.500%,  2/1/2026
a
77,367
44,000 7.625%,  3/1/2026
a
34,874
47,000 5.750%,  3/1/2027
a
33,560
Cedar Fair, LP
20,000 5.375%,  4/15/2027 19,100
69,000 5.250%,  7/15/2029 61,965
Churchill Downs, Inc.
20,000 4.750%,  1/15/2028
a
17,897
Cinemark USA, Inc.
72,000 5.875%,  3/15/2026
a
59,973
Clarios Global, LP
15,000 8.500%,  5/15/2027
a
14,647
Cracker Barrel Old Country Store,
Inc., Convertible
13,000 0.625%,  6/15/2026 11,099
Dana, Inc.
45,000 5.625%,  6/15/2028 40,935
Empire Communities Corporation
38,000 7.000%,  12/15/2025
a
34,358
Expedia Group, Inc., Convertible
18,000 Zero Coupon,  2/15/2026 15,677
Ford Motor Company
78,000 3.250%,  2/12/2032 58,495
48,000 6.100%,  8/19/2032 44,321
Ford Motor Company, Convertible
50,000 Zero Coupon,  3/15/2026 47,175

Multidimensional Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (72.4%) Value
Consumer Cyclical (6.1%) - continued
Ford Motor Credit Company, LLC
$ 131,000 2.300%,  2/10/2025 $ 119,587
60,000 4.134%,  8/4/2025 56,159
89,000 2.700%,  8/10/2026 77,288
Forestar Group, Inc.
37,000 3.850%,  5/15/2026
a
32,438
FTI Consulting, Inc., Convertible
21,000 2.000%,  8/15/2023 33,033
General Motors Financial
Company, Inc.
40,000 5.700%,  9/30/2030
c,d
33,855
Goodyear Tire & Rubber Company
30,000 5.000%,  7/15/2029 25,024
15,000 5.250%,  7/15/2031 12,269
Guitar Center Escrow Issuer II, Inc.
12,000 8.500%,  1/15/2026
a
9,862
Hanesbrands, Inc.
36,000 4.875%,  5/15/2026
a
32,169
Hilton Domestic Operating
Company, Inc.
37,000 4.875%,  1/15/2030 33,530
21,000 3.625%,  2/15/2032
a
16,817
Hilton Grand Vacations Borrower
Escrow, LLC
85,000 5.000%,  6/1/2029
a
73,100
Hilton Worldwide Finance, LLC
50,000 4.875%,  4/1/2027 47,591
International Game Technology plc
72,000 5.250%,  1/15/2029
a
67,094
Jacobs Entertainment, Inc.
28,000 6.750%,  2/15/2029
a
25,274
KB Home
35,000 4.800%,  11/15/2029 30,436
L Brands, Inc.
109,000 6.625%,  10/1/2030
a
102,286
10,000 6.875%,  11/1/2035 8,889
Macy's Retail Holdings, LLC
65,000 5.875%,  4/1/2029
a
57,551
Magic MergerCo, Inc.
37,000 5.250%,  5/1/2028
a
29,768
Marriott Vacations Worldwide
Corporation,  Convertible
28,000 Zero Coupon,  1/15/2026 27,300
Mattamy Group Corporation
43,000 5.250%,  12/15/2027
a
38,134
MGM Resorts International
15,000 6.000%,  3/15/2023 14,947
105,000 5.500%,  4/15/2027 97,672
NCL Corporation, Ltd.
58,000 3.625%,  12/15/2024
a
49,553
15,000 5.875%,  3/15/2026
a
11,782
22,000 5.875%,  2/15/2027
a
19,059
PENN Entertainment, Inc.
35,000 4.125%,  7/1/2029
a
27,650
PetSmart, Inc./PetSmart Finance
Corporation
60,000 4.750%,  2/15/2028
a
54,330
62,000 7.750%,  2/15/2029
a
58,230
Prime Security Services Borrower,
LLC/Prime Finance, Inc.
93,000 5.750%,  4/15/2026
a
89,512
Principal
Amount Long-Term Fixed Income (72.4%) Value
Consumer Cyclical (6.1%) - continued
$ 41,000 6.250%,  1/15/2028
a
$ 37,317
Realogy Group, LLC
50,000 5.750%,  1/15/2029
a
37,819
Royal Caribbean Cruises, Ltd.
23,000 11.500%,  6/1/2025
a
24,667
99,000 4.250%,  7/1/2026
a
80,026
38,000 9.250%,  1/15/2029
a
39,049
Scientific Games International, Inc.
62,000 7.250%,  11/15/2029
a
59,520
25,000 6.625%,  3/1/2030
a
21,118
SeaWorld Parks and
Entertainment, Inc.
22,000 5.250%,  8/15/2029
a
19,155
Six Flags Theme Parks, Inc.
15,000 7.000%,  7/1/2025
a
15,102
Staples, Inc.
44,000 7.500%,  4/15/2026
a
37,870
46,000 10.750%,  4/15/2027
a,b
33,125
Station Casinos, LLC
32,000 4.625%,  12/1/2031
a,b
25,670
Travel + Leisure Company
35,000 6.625%,  7/31/2026
a
34,239
Tripadvisor, Inc.
11,000 7.000%,  7/15/2025
a
10,868
Uber Technologies, Inc.
30,000 6.250%,  1/15/2028
a,b
28,800
Vail Resorts, Inc., Convertible
32,000 Zero Coupon,  1/1/2026 29,680
VICI Properties, LP/VICI Note
Company, Inc.
17,000 4.625%,  6/15/2025
a
16,299
55,000 4.500%,  9/1/2026
a
51,759
20,000 3.750%,  2/15/2027
a
18,155
Wabash National Corporation
42,000 4.500%,  10/15/2028
a
35,767
Wyndham Hotels & Resorts, Inc.
20,000 4.375%,  8/15/2028
a
17,944
Yum! Brands, Inc.
59,000 4.750%,  1/15/2030
a
54,133
Total 3,438,394
Consumer Non-Cyclical (4.5%)
1375209 BC, Ltd.
34,000 9.000%,  1/30/2028
a
33,107
Albertson's Companies, Inc.
70,000 4.625%,  1/15/2027
a
65,021
57,000 3.500%,  3/15/2029
a
47,822
Aramark Services, Inc.
84,000 5.000%,  2/1/2028
a
78,367
Avantor Funding, Inc.
45,000 4.625%,  7/15/2028
a
40,889
B&G Foods, Inc.
23,000 5.250%,  9/15/2027 17,638
Bausch Health Companies, Inc.
21,000 5.500%,  11/1/2025
a,b
17,840
46,000 4.875%,  6/1/2028
a
29,258
60,000 11.000%,  9/30/2028
a
46,791
BioMarin Pharmaceutical, Inc.,
Convertible
37,000 1.250%,  5/15/2027
b
39,759

Multidimensional Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (72.4%) Value
Consumer Non-Cyclical (4.5%) - continued
Central Garden & Pet Company
$ 50,000 4.125%,  10/15/2030 $ 41,070
Cheplapharm Arzneimittel GmbH
10,000 5.500%,  1/15/2028
a
8,362
Chobani, LLC/Chobani Finance
Corporation, Inc.
56,000 4.625%,  11/15/2028
a
48,754
Community Health Systems, Inc.
11,000 8.000%,  12/15/2027
a
9,956
55,000 6.000%,  1/15/2029
a
46,006
43,000 6.875%,  4/15/2029
a
22,100
Coty, Inc.
58,000 5.000%,  4/15/2026
a
55,000
Edgewell Personal Care Company
30,000 5.500%,  6/1/2028
a
28,057
Embecta Corporation
18,000 6.750%,  2/15/2030
a
16,245
Encompass Health Corporation
95,000 4.500%,  2/1/2028 86,298
Energizer Holdings, Inc.
10,000 4.750%,  6/15/2028
a
8,666
35,000 4.375%,  3/31/2029
a
29,682
HCA, Inc.
96,000 5.375%,  2/1/2025 95,884
HFC Prestige Products, Inc.
53,000 4.750%,  1/15/2029
a
47,965
HLF Financing SARL, LLC
110,000 4.875%,  6/1/2029
a
75,765
Ionis Pharmaceuticals, Inc.,
Convertible
21,000 0.125%,  12/15/2024 19,070
16,000 Zero Coupon,  4/1/2026 14,770
Jazz Investments I, Ltd.,
Convertible
35,000 2.000%,  6/15/2026 41,606
Jazz Securities DAC
29,000 4.375%,  1/15/2029
a
25,843
Mattel, Inc.
80,000 3.375%,  4/1/2026
a
73,552
Mozart Debt Merger Sub, Inc.
34,000 3.875%,  4/1/2029
a
27,403
36,000 5.250%,  10/1/2029
a
28,594
Organon & Company
75,000 4.125%,  4/30/2028
a
66,405
Owens & Minor, Inc.
39,000 6.625%,  4/1/2030
a
33,517
Performance Food Group, Inc.
44,000 4.250%,  8/1/2029
a
38,131
Perrigo Finance Unlimited
Company
97,000 4.375%,  3/15/2026 89,976
Pilgrim's Pride Corporation
35,000 3.500%,  3/1/2032
a
27,388
Post Holdings, Inc.
56,000 5.750%,  3/1/2027
a
54,156
26,000 5.625%,  1/15/2028
a
24,475
17,000 5.500%,  12/15/2029
a
15,384
39,000 4.500%,  9/15/2031
a
32,786
Post Holdings, Inc., Convertible
43,000 2.500%,  8/15/2027
a
45,159
Principal
Amount Long-Term Fixed Income (72.4%) Value
Consumer Non-Cyclical (4.5%) - continued
Primo Water Holdings, Inc.
$ 57,000 4.375%,  4/30/2029
a
$ 49,225
Scotts Miracle-Gro Company
35,000 4.500%,  10/15/2029 28,350
SEG Holding, LLC
95,000 5.625%,  10/15/2028
a
89,300
Simmons Foods, Inc.
82,000 4.625%,  3/1/2029
a
66,752
Spectrum Brands, Inc.
35,000 5.000%,  10/1/2029
a
30,290
10,000 5.500%,  7/15/2030
a
8,825
Syneos Health, Inc.
85,000 3.625%,  1/15/2029
a
67,689
Teleflex, Inc.
88,000 4.250%,  6/1/2028
a
80,332
Tenet Healthcare Corporation
10,000 4.625%,  7/15/2024 9,753
38,000 6.250%,  2/1/2027
a
36,499
125,000 5.125%,  11/1/2027
a
116,280
68,000 6.125%,  10/1/2028
a
60,882
Teva Pharmaceutical Finance
Netherlands III BV
109,000 3.150%,  10/1/2026 95,321
Topgolf Callaway Brands
Corporation, Convertible
15,000 2.750%,  5/1/2026 19,509
TreeHouse Foods, Inc.
74,000 4.000%,  9/1/2028 62,900
United Natural Foods, Inc.
21,000 6.750%,  10/15/2028
a
20,177
Winnebago Industries, Inc.,
Convertible
19,000 1.500%,  4/1/2025 19,926
Total 2,556,527
Energy (7.0%)
Antero Resources Corporation
39,000 5.375%,  3/1/2030
a
36,157
Archrock Partners, LP/Archrock
Partners Finance Corporation
57,000 6.250%,  4/1/2028
a
52,156
Blue Racer Midstream, LLC/Blue
Racer Finance Corporation
14,000 7.625%,  12/15/2025
a
13,896
31,000 6.625%,  7/15/2026
a
30,007
BP Capital Markets plc
280,000 4.875%,  3/22/2030
c,d
245,000
Buckeye Partners, LP
40,000 3.950%,  12/1/2026 35,788
Callon Petroleum Company
36,000 8.250%,  7/15/2025 35,820
35,000 7.500%,  6/15/2030
a
32,025
Cheniere Energy Partners, LP
35,000 4.500%,  10/1/2029 31,473
15,000 3.250%,  1/31/2032 11,921
Cheniere Energy, Inc.
20,000 4.625%,  10/15/2028 18,077
Chesapeake Energy Corporation
80,000 6.750%,  4/15/2029
a
77,888
CNX Resources Corporation
37,000 6.000%,  1/15/2029
a
34,045

Multidimensional Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (72.4%) Value
Energy (7.0%) - continued
CNX Resources Corporation,
Convertible
$ 23,000 2.250%,  5/1/2026 $ 33,718
Comstock Resources, Inc.
17,000 6.750%,  3/1/2029
a
15,342
25,000 5.875%,  1/15/2030
a
21,492
CQP Holdco, LP/BIP-V Chinnok
Holdco, LLC
34,000 5.500%,  6/15/2031
a
29,699
CrownRock Finance, Inc.
54,000 5.625%,  10/15/2025
a
52,110
DT Midstream, Inc.
75,000 4.125%,  6/15/2029
a
64,433
10,000 4.375%,  6/15/2031
a
8,389
Enbridge, Inc.
300,000 7.375%,  1/15/2083
c
290,728
107,000 7.625%,  1/15/2083
c
105,535
48,000 5.750%,  7/15/2080
c
43,402
Endeavor Energy Resources, LP
30,000 5.750%,  1/30/2028
a
28,726
Enerflex, Ltd.
30,000 9.000%,  10/15/2027
a
29,917
Energy Transfer, LP
115,000 6.750%,  5/15/2025
c,d
99,475
199,000 6.500%,  11/15/2026
c,d
171,140
EnLink Midstream Partners, LP
50,000 4.850%,  7/15/2026 47,001
Enterprise Products Operating,
LLC
37,000
7.630%,  (LIBOR 3M +
2.986%), 8/16/2077
c
33,487
EQM Midstream Partners, LP
38,000 4.750%,  1/15/2031
a
31,065
EQT Corporation, Convertible
19,000 1.750%,  5/1/2026 44,118
Ferrellgas, LP
32,000 5.375%,  4/1/2026
a
29,109
Harvest Midstream, LP
81,000 7.500%,  9/1/2028
a
77,310
Hess Midstream Operations, LP
35,000 5.625%,  2/15/2026
a
34,093
27,000 5.500%,  10/15/2030
a
24,701
Hilcorp Energy I, LP/Hilcorp
Finance Company
70,000 5.750%,  2/1/2029
a
62,305
46,000 6.250%,  4/15/2032
a
39,694
Holly Energy Partners, LP/Holly
Energy Finance Corporation
52,000 6.375%,  4/15/2027
a
51,090
Howard Midstream Energy
Partners, LLC
45,000 6.750%,  1/15/2027
a
43,135
ITT Holdings, LLC
47,000 6.500%,  8/1/2029
a
39,581
Laredo Petroleum, Inc.
102,000 7.750%,  7/31/2029
a
91,809
MEG Energy Corporation
49,000 7.125%,  2/1/2027
a
49,975
MPLX, LP
107,000 6.875%,  2/15/2023
c,d
105,395
Principal
Amount Long-Term Fixed Income (72.4%) Value
Energy (7.0%) - continued
Murphy Oil Corporation
$ 42,000 5.875%,  12/1/2027 $ 40,416
Nabors Industries, Ltd.
80,000 7.250%,  1/15/2026
a
75,392
New Fortress Energy, Inc.
20,000 6.750%,  9/15/2025
a
18,916
NuStar Logistics, LP
45,000 5.750%,  10/1/2025 43,260
Oasis Petroleum, Inc.
35,000 6.375%,  6/1/2026
a
34,088
Occidental Petroleum Corporation
60,000 8.500%,  7/15/2027 64,608
20,000 6.450%,  9/15/2036 20,400
Permian Resources Operating,
LLC, Convertible
5,000 3.250%,  4/1/2028 8,442
Pioneer Natural Resources
Company, Convertible
7,000 0.250%,  5/15/2025 16,324
Plains All American Pipeline, LP
60,000
8.716%,  (LIBOR 3M +
4.110%), 2/3/2023
c,d
51,600
Precision Drilling Corporation
42,000 6.875%,  1/15/2029
a
39,102
Range Resources Corporation
36,000 4.750%,  2/15/2030
a
31,720
SM Energy Company
44,000 6.625%,  1/15/2027 42,382
15,000 6.500%,  7/15/2028 14,382
Southwestern Energy Company
20,000 5.375%,  2/1/2029 18,541
45,000 5.375%,  3/15/2030 41,041
21,000 4.750%,  2/1/2032 17,946
Suburban Propane Partners, LP
29,000 5.875%,  3/1/2027 27,556
20,000 5.000%,  6/1/2031
a
17,000
Sunoco, LP
40,000 6.000%,  4/15/2027 39,388
5,000 5.875%,  3/15/2028 4,735
29,000 4.500%,  4/30/2030 25,173
Tallgrass Energy Partners LP/
Tallgrass Energy Finance
Corporation
82,000 5.500%,  1/15/2028
a
72,721
Teine Energy, Ltd.
25,000 6.875%,  4/15/2029
a
22,437
TransCanada Trust
125,000 5.600%,  3/7/2082
c
106,875
115,000 5.625%,  5/20/2075
c
108,675
160,000 5.300%,  3/15/2077
c
134,400
Transocean Proteus, Ltd.
8,000 6.250%,  12/1/2024
a
7,881
Transocean, Inc.
37,000 11.500%,  1/30/2027
a
37,092
USA Compression Partners, LP
50,000 6.875%,  4/1/2026 47,964
Venture Global Calcasieu Pass,
LLC
78,000 3.875%,  8/15/2029
a
68,250
20,000 4.125%,  8/15/2031
a
17,040

Multidimensional Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (72.4%) Value
Energy (7.0%) - continued
W&T Offshore, Inc.
$ 16,000 9.750%,  11/1/2023
a
$ 15,717
Weatherford International, Ltd.
44,000 8.625%,  4/30/2030
a
42,254
Western Midstream Operating, LP
96,000 3.950%,  6/1/2025 90,870
10,000 5.500%,  8/15/2048 8,300
Total 3,925,115
Financials (20.6%)
Acrisure, LLC/Acrisure Finance,
Inc.
30,000 7.000%,  11/15/2025
a
27,564
AerCap Holdings NV
60,000 5.875%,  10/10/2079
c
54,627
Air Lease Corporation
174,000 4.650%,  6/15/2026
c,d
145,415
Aircastle, Ltd.
115,000 5.250%,  6/15/2026
a,c,d
88,550
Alliant Holdings Intermediate, LLC
22,000 6.750%,  10/15/2027
a
19,775
Ally Financial, Inc.
50,000 5.750%,  11/20/2025 48,437
253,000 4.700%,  5/15/2026
c,d
169,194
95,000 4.700%,  5/15/2028
c,d
59,494
American Express Company
85,000 3.550%,  9/15/2026
c,d
69,827
AmWINS Group, Inc.
25,000 4.875%,  6/30/2029
a
21,204
Ares Capital Corporation,
Convertible
11,000 4.625%,  3/1/2024 11,667
BAC Capital Trust XIV
74,000
5.169%,  (LIBOR 3M +
0.400%), 1/19/2023
c,d
56,634
Banco Santander SA
115,000 4.750%,  11/12/2026
c,d
93,120
Bank of America Corporation
284,000 6.250%,  9/5/2024
c,d
272,742
82,000 6.100%,  3/17/2025
c,d
79,130
40,000 6.300%,  3/10/2026
c,d
39,703
200,000 4.375%,  1/27/2027
c,d
169,386
400,000 6.125%,  4/27/2027
b,c,d
392,500
Bank of New York Mellon
Corporation
150,000 4.700%,  9/20/2025
c,d
144,019
Bank of Nova Scotia
212,000 4.900%,  6/4/2025
c,d
203,255
Barclays plc
75,000 4.375%,  3/15/2028
c,d
57,187
Blackstone Mortgage Trust, Inc.,
Convertible
11,000 5.500%,  3/15/2027 9,398
BNP Paribas SA
200,000 7.750%,  8/16/2029
a,c,d
197,500
Brookfield Property REIT, Inc.
20,000 5.750%,  5/15/2026
a
18,269
Capital One Financial Corporation
36,000 3.950%,  9/1/2026
c,d
28,274
Principal
Amount Long-Term Fixed Income (72.4%) Value
Financials (20.6%) - continued
Centene Corporation
$ 55,000 4.250%,  12/15/2027 $ 51,582
75,000 4.625%,  12/15/2029 68,538
90,000 3.000%,  10/15/2030 73,777
Charles Schwab Corporation
176,000 5.375%,  6/1/2025
c,d
172,128
128,000 4.000%,  6/1/2026
c,d
111,040
160,000 5.000%,  6/1/2027
c,d
146,080
125,000 4.000%,  12/1/2030
c,d
99,681
Citigroup, Inc.
82,000 5.950%,  4/30/2023
c,d
81,200
68,000 5.000%,  9/12/2024
c,d
60,521
144,000 5.950%,  5/15/2025
c,d
129,701
145,000 4.000%,  12/10/2025
c,d
126,312
225,000 3.875%,  2/18/2026
c,d
191,812
107,000 4.150%,  11/15/2026
c,d
87,358
Citizens Financial Group, Inc.
80,000 4.000%,  10/6/2026
c,d
64,221
Coinbase Global, Inc.
15,000 3.625%,  10/1/2031
a
7,224
Coinbase Global, Inc., Convertible
35,000 0.500%,  6/1/2026 19,769
Comerica, Inc.
20,000 5.625%,  7/1/2025
c,d
19,298
Corebridge Financial, Inc.
81,000 6.875%,  12/15/2052
a,c
74,847
Credit Acceptance Corporation
52,000 5.125%,  12/31/2024
*
48,869
Credit Agricole SA
48,000 6.875%,  9/23/2024
a,c,d
45,974
40,000 8.125%,  12/23/2025
a,c,d
40,496
200,000 4.750%,  3/23/2029
a,c,d
160,284
Credit Suisse Group AG
56,000 7.500%,  12/11/2023
a,c,d
48,720
40,000 7.250%,  9/12/2025
a,c,d
28,754
200,000 9.750%,  6/23/2027
a,c,d
174,213
Dai-ichi Life Insurance Company,
Ltd.
230,000 5.100%,  10/28/2024
a,b,c,d
224,211
Deutsche Bank AG
225,000 6.000%,  10/30/2025
c,d
190,816
15,000 4.296%,  5/24/2028
c
14,112
Drawbridge Special Opportunities
Fund, LP
95,000 3.875%,  2/15/2026
a
85,624
Fifth Third Bancorp
91,000 4.500%,  9/30/2025
c,d
84,541
Fortress Transportation and
Infrastructure Investors, LLC
43,000 6.500%,  10/1/2025
a
40,429
31,000 9.750%,  8/1/2027
a
31,078
Genworth Mortgage Holdings, Inc.
28,000 6.500%,  8/15/2025
a
27,478
Global Net Lease, Inc.
80,000 3.750%,  12/15/2027
a
66,153
goeasy, Ltd.
15,000 5.375%,  12/1/2024
a
14,390
Goldman Sachs Group, Inc.
95,000 5.500%,  8/10/2024
c,d
92,100
115,000 4.400%,  2/10/2025
b,c,d
96,085
130,000 3.650%,  8/10/2026
c,d
104,975

Multidimensional Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (72.4%) Value
Financials (20.6%) - continued
$ 105,000 4.125%,  11/10/2026
c,d
$ 87,402
Hartford Financial Services Group,
Inc.
100,000
6.731%,  (LIBOR 3M +
2.125%), 2/12/2047
a,c
83,713
HAT Holdings I, LLC/HAT Holdings
II, LLC, Convertible
10,000 Zero Coupon,  5/1/2025
a
9,156
HSBC Holdings plc
55,000 6.375%,  3/30/2025
c,d
53,299
85,000 4.600%,  12/17/2030
c,d
66,129
HUB International, Ltd.
20,000 7.000%,  5/1/2026
a
19,580
28,000 5.625%,  12/1/2029
a
24,455
Huntington Bancshares, Inc.
104,000 4.450%,  10/15/2027
c,d
93,034
Icahn Enterprises, LP
78,000 4.750%,  9/15/2024 74,783
30,000 6.375%,  12/15/2025 29,094
72,000 5.250%,  5/15/2027 65,923
Intesa Sanpaolo SPA
15,000 5.017%,  6/26/2024
a
14,420
iStar, Inc.
80,000 4.250%,  8/1/2025 78,394
J.P. Morgan Chase & Company
105,000 5.150%,  5/1/2023
c,d
102,506
40,000 6.000%,  8/1/2023
b,c,d
39,124
368,000 5.000%,  8/1/2024
c,d
336,695
100,000 4.600%,  2/1/2025
c,d
88,125
85,000 3.650%,  6/1/2026
c,d
72,781
100,000
1.506%,  (LIBOR 3M +
1.000%), 5/15/2047
c
76,557
Jefferies Finance, LLC
40,000 5.000%,  8/15/2028
a
32,629
KKR Real Estate Finance Trust,
Inc., Convertible
5,000 6.125%,  5/15/2023 4,907
Lincoln National Corporation
100,000
7.007%,  (LIBOR 3M +
2.358%), 2/17/2023
c
77,000
107,000 9.250%,  12/1/2027
c,d
113,688
Lloyds Banking Group plc
40,000 7.500%,  6/27/2024
c,d
38,768
LPL Holdings, Inc.
30,000 4.000%,  3/15/2029
a
26,103
M&T Bank Corporation
100,000 3.500%,  9/1/2026
c,d
77,501
MetLife, Inc.
140,000 3.850%,  9/15/2025
c,d
130,025
152,000 5.875%,  3/15/2028
c,d
144,532
107,000 6.400%,  12/15/2036 103,480
Molina Healthcare, Inc.
39,000 4.375%,  6/15/2028
a
35,591
MPT Operating Partnership, LP
40,000 4.625%,  8/1/2029 30,503
Nationstar Mortgage Holdings,
Inc.
37,000 6.000%,  1/15/2027
a
33,115
NatWest Group plc
95,000 4.600%,  6/28/2031
c,d
68,013
Principal
Amount Long-Term Fixed Income (72.4%) Value
Financials (20.6%) - continued
Navient Corporation
$ 37,000 5.500%,  1/25/2023 $ 36,937
10,000 5.000%,  3/15/2027 8,754
Necessity Retail REIT, Inc.
68,000 4.500%,  9/30/2028
a
49,980
Nippon Life Insurance Company
160,000 2.900%,  9/16/2051
a,c
127,973
172,000 5.100%,  10/16/2044
a,c
168,055
172,000 3.400%,  1/23/2050
a,c
145,887
Office Properties Income Trust
14,000 4.250%,  5/15/2024 13,259
OneMain Finance Corporation
80,000 6.875%,  3/15/2025 76,854
80,000 7.125%,  3/15/2026 76,070
Park Intermediate Holdings, LLC
15,000 4.875%,  5/15/2029
a
12,698
Pebblebrook Hotel Trust,
Convertible
34,000 1.750%,  12/15/2026 27,965
PennyMac Financial Services, Inc.
29,000 4.250%,  2/15/2029
a
22,617
PNC Financial Services Group,
Inc.
95,000 3.400%,  9/15/2026
c,d
75,288
220,000 6.000%,  5/15/2027
c,d
206,717
108,000 6.200%,  9/15/2027
c,d
105,543
PRA Group, Inc.
27,000 7.375%,  9/1/2025
a
26,231
Provident Financing Trust I
25,000 7.405%,  3/15/2038 26,000
Prudential Financial, Inc.
250,000 5.125%,  3/1/2052
c
227,500
138,000 5.625%,  6/15/2043
c
135,585
126,000 5.200%,  3/15/2044
c
119,782
20,000 3.700%,  10/1/2050
c
16,878
QBE Insurance Group, Ltd.
40,000 5.875%,  5/12/2025
a,c,d
37,707
Radian Group, Inc.
37,000 4.875%,  3/15/2027 33,901
Regions Financial Corporation
80,000 5.750%,  6/15/2025
c,d
77,978
RLJ Lodging Trust, LP
19,000 3.750%,  7/1/2026
a
16,921
Rocket Mortgage Co-Issuer, Inc.
30,000 3.625%,  3/1/2029
a
23,773
Service Properties Trust
25,000 4.650%,  3/15/2024 23,878
12,000 4.350%,  10/1/2024 10,909
58,000 7.500%,  9/15/2025 55,270
20,000 5.500%,  12/15/2027 17,223
SLM Corporation
20,000 4.200%,  10/29/2025 18,299
Standard Chartered plc
105,000 6.000%,  7/26/2025
a,c,d
101,004
Starwood Property Trust, Inc.,
Convertible
6,000 4.375%,  4/1/2023 5,816
Sumitomo Life Insurance Company
175,000 3.375%,  4/15/2081
a,c
145,992

Multidimensional Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (72.4%) Value
Financials (20.6%) - continued
Summit Hotel Properties, Inc.,
Convertible
$ 15,000 1.500%,  2/15/2026 $ 12,810
SVB Financial Group
130,000 4.000%,  5/15/2026
c,d
85,803
160,000 4.250%,  11/15/2026
c,d
104,968
Toronto-Dominion Bank
200,000 8.125%,  10/31/2082
c
208,000
Truist Financial Corporation
160,000 4.950%,  9/1/2025
c,d
152,976
90,000 5.100%,  3/1/2030
c,d
83,250
U.S. Bancorp
120,000 3.700%,  1/15/2027
c,d
98,100
UBS Group AG
200,000 4.875%,  2/12/2027
a,c,d
169,500
United Wholesale Mortgage, LLC
11,000 5.500%,  11/15/2025
a
9,907
31,000 5.500%,  4/15/2029
a
24,660
USB Realty Corporation
133,000
5.226%,  (LIBOR 3M +
1.147%), 1/15/2027
a,c,d
101,579
USI, Inc./NY
15,000 6.875%,  5/1/2025
a
14,450
Wells Fargo & Company
212,000 3.900%,  3/15/2026
c,d
185,556
30,000
4.579%,  (LIBOR 3M +
0.500%), 1/15/2027
c
27,839
XHR, LP
19,000 6.375%,  8/15/2025
a
18,268
32,000 4.875%,  6/1/2029
a
26,212
Total 11,611,409
Mortgage-Backed Securities (5.5%)
Federal National Mortgage
Association Conventional 30-Yr.
Pass Through
3,075,000 5.500%,  1/1/2041
e
3,082,585
Total 3,082,585
Technology (2.5%)
Akamai Technologies, Inc.,
Convertible
22,000 0.125%,  5/1/2025 23,100
14,000 0.375%,  9/1/2027 13,482
Black Knight InfoServ, LLC
46,000 3.625%,  9/1/2028
a
39,813
Block, Inc., Convertible
19,000 0.500%,  5/15/2023 19,694
8,000 0.250%,  11/1/2027 6,030
CommScope Technologies
Finance, LLC
30,000 6.000%,  6/15/2025
a
27,300
CommScope, Inc.
70,000 7.125%,  7/1/2028
a
50,041
Euronet Worldwide, Inc.,
Convertible
8,000 0.750%,  3/15/2049 7,565
Gartner, Inc.
30,000 3.625%,  6/15/2029
a
26,362
85,000 3.750%,  10/1/2030
a
73,267
Principal
Amount Long-Term Fixed Income (72.4%) Value
Technology (2.5%) - continued
InterDigital, Inc., Convertible
$ 16,000 3.500%,  6/1/2027
a
$ 15,120
Iron Mountain, Inc.
65,000 4.875%,  9/15/2027
a
59,774
15,000 5.000%,  7/15/2028
a
13,473
37,000 4.875%,  9/15/2029
a
32,271
60,000 5.250%,  7/15/2030
a
52,140
48,000 4.500%,  2/15/2031
a
39,453
Lumentum Holdings, Inc.,
Convertible
26,000 0.250%,  3/15/2024 27,339
8,000 0.500%,  6/15/2028
a
6,055
MACOM Technology Solutions
Holdings, Inc., Convertible
29,000 0.250%,  3/15/2026 28,695
Microchip Technology, Inc.,
Convertible
6,000 0.125%,  11/15/2024 6,435
13,000 1.625%,  2/15/2027 25,805
Minerva Merger Sub, Inc.
50,000 6.500%,  2/15/2030
a
36,847
MSCI, Inc.
40,000 4.000%,  11/15/2029
a
34,841
NCR Corporation
119,000 6.125%,  9/1/2029
a
111,272
ON Semiconductor Corporation,
Convertible
24,000 Zero Coupon,  5/1/2027 31,800
Open Text Corporation
85,000 4.125%,  2/15/2030
a
68,184
Progress Software Corporation,
Convertible
13,000 1.000%,  4/15/2026 13,286
PTC, Inc.
10,000 3.625%,  2/15/2025
a
9,524
35,000 4.000%,  2/15/2028
a
31,501
Rackspace Technology Global,
Inc.
65,000 5.375%,  12/1/2028
a
28,331
Sabre GLBL, Inc., Convertible
17,000 4.000%,  4/15/2025 18,222
Seagate HDD Cayman
135,675 9.625%,  12/1/2032
a
148,808
Semtech Corporation, Convertible
4,000 1.625%,  11/1/2027
a
4,090
Sensata Technologies, Inc.
43,000 3.750%,  2/15/2031
a
35,374
Shift4 Payments, LLC
10,000 4.625%,  11/1/2026
a
9,448
SS&C Technologies, Inc.
124,000 5.500%,  9/30/2027
a
116,113
Teradyne, Inc., Convertible
1,000 1.250%,  12/15/2023 2,751
Verint Systems, Inc., Convertible
18,000 0.250%,  4/15/2026 15,660
Viavi Solutions, Inc.
32,000 3.750%,  10/1/2029
a
26,895
Viavi Solutions, Inc., Convertible
15,000 1.000%,  3/1/2024 15,060

Multidimensional Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (72.4%) Value
Technology (2.5%) - continued
Vishay Intertechnology, Inc.,
Convertible
$ 30,000 2.250%,  6/15/2025 $ 28,953
Ziff Davis, Inc., Convertible
31,000 1.750%,  11/1/2026
a
30,907
Total 1,411,081
Transportation (1.1%)
Air Transport Services Group, Inc.,
Convertible
12,000 1.125%,  10/15/2024 12,436
Allegiant Travel Company
34,000 7.250%,  8/15/2027
a
32,339
American Airlines Group, Inc.
12,000 3.750%,  3/1/2025
a
10,164
American Airlines, Inc.
92,000 11.750%,  7/15/2025
a
98,679
128,000 5.500%,  4/20/2026
a
123,091
Avis Budget Car Rental, LLC
40,000 5.375%,  3/1/2029
a,b
34,218
Delta Air Lines, Inc.
23,000 7.000%,  5/1/2025
a
23,505
9,000 7.375%,  1/15/2026 9,196
Hawaiian Brand Intellectual
Property, Ltd.
20,000 5.750%,  1/20/2026
a
18,100
Hertz Corporation
28,000 4.625%,  12/1/2026
a
23,450
33,000 5.000%,  12/1/2029
a
25,034
JetBlue Airways Corporation,
Convertible
30,000 0.500%,  4/1/2026 21,872
Southwest Airlines Company,
Convertible
39,000 1.250%,  5/1/2025 46,839
United Airlines, Inc.
44,000 4.375%,  4/15/2026
a
40,785
35,000 4.625%,  4/15/2029
a
30,474
VistaJet Malta Finance plc
45,000 6.375%,  2/1/2030
a
36,082
XPO Escrow Sub, LLC
45,000 7.500%,  11/15/2027
a
45,536
Total 631,800
U.S. Government & Agencies (11.0%)
U.S. Treasury Bonds
2,740,000 1.375%,  11/15/2031 2,230,103
U.S. Treasury Notes
4,430,000 1.250%,  12/31/2026 3,967,100
Total 6,197,203
Utilities (3.0%)
Algonquin Power & Utilities
Corporation
140,000 4.750%,  1/18/2082
c
113,400
American Electric Power
Company, Inc.
200,000 3.875%,  2/15/2062
c
155,821
Calpine Corporation
44,000 4.500%,  2/15/2028
a
39,247
Principal
Amount Long-Term Fixed Income (72.4%) Value
Utilities (3.0%) - continued
Dominion Energy, Inc.
$ 111,000 4.650%,  12/15/2024
c,d
$ 97,125
120,000 4.350%,  1/15/2027
c,d
100,792
Duke Energy Corporation
102,000 3.250%,  1/15/2082
c
74,501
51,000 4.875%,  9/16/2024
c,d
46,537
Edison International
170,000 5.000%,  12/15/2026
c,d
142,111
NextEra Energy Capital Holdings,
Inc.
145,000 3.800%,  3/15/2082
c
118,153
NextEra Energy Operating
Partners, LP
95,000 3.875%,  10/15/2026
a
86,927
NextEra Energy Partners, LP,
Convertible
8,000 Zero Coupon,  6/15/2024
a
7,508
37,000 Zero Coupon,  11/15/2025
a
36,778
NiSource, Inc.
77,000 5.650%,  6/15/2023
c,d
71,803
NRG Energy, Inc.
110,000 3.375%,  2/15/2029
a
88,728
15,000 5.250%,  6/15/2029
a
13,241
NRG Energy, Inc., Convertible
16,000 2.750%,  6/1/2048 15,816
PG&E Corporation
40,000 5.000%,  7/1/2028 36,514
Sempra Energy
95,000 4.125%,  4/1/2052
c
73,562
40,000 4.875%,  10/15/2025
c,d
36,987
Southern Company
120,000 4.000%,  1/15/2051
c
109,200
64,000 3.750%,  9/15/2051
c
51,677
TerraForm Power Operating, LLC
95,000 5.000%,  1/31/2028
a
85,499
Vistra Operations Company, LLC
75,000 5.000%,  7/31/2027
a
69,607
Total 1,671,534
Total Long-Term Fixed Income
(cost $45,843,300) 40,741,943
Shares
Registered Investment
Companies ( 18.0% ) Value
Unaffiliated  (10.5%)
71,700 Aberdeen Asia-Pacific Income
Fund, Inc. 188,571
23,956 AllianceBernstein Global High
Income Fund, Inc. 220,875
231 Allspring Global Dividend
Opportunities Fund 1,009
27,973 Allspring Income Opportunities
Fund 178,747
12,087 Barings Global Short Duration
High Yield Fund 153,263
18,147 BlackRock Core Bond Trust 188,366
22,024 BlackRock Corporate High Yield
Fund, Inc. 192,490
21,911 BlackRock Credit Allocation
Income Trust 221,301
1,800 BlackRock Debt Strategies Fund,
Inc. 16,560

Multidimensional Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares
Registered Investment
Companies (18.0%) Value
Unaffiliated  (10.5%)- continued
1,400 BlackRock Enhanced Equity
Dividend Trust $ 12,614
18,401 BlackRock Enhanced Global
Dividend Trust 175,914
6,300 BlackRock Enhanced International
Dividend Trust 31,626
1,250 BlackRock Floating Rate Income
Strategies Fund, Inc. 14,075
4,633 BlackRock Income Trust, Inc. 57,171
8,468 BlackRock Multi-Sector Income
Trust 120,330
13,590 Blackstone Strategic Credit Fund
b
143,782
29,189 BNY Mellon High Yield Strategies
Fund 63,048
5,932 Delaware Ivy High Income
Opportunities Fund 65,015
23,960 Eaton Vance Limited Duration
Income Fund 224,984
1,299 Eaton Vance Tax-Managed Global
Diversified Equity Income Fund 9,807
22,736 First Trust High Income Long/Short
Fund 260,327
12,566 First Trust Senior Floating Rate
Income Fund II 119,754
7,770 Invesco Dynamic Credit
Opportunities Fund
f
82,669
3,500 Invesco Variable Rate Preferred
ETF 78,365
32,580 iShares Preferred and Income
Securities ETF
b
994,667
10,923 New America High Income Fund,
Inc. 72,092
50,362 Nuveen Credit Strategies Income
Fund 256,343
12,907 Nuveen Global High Income Fund 145,204
7,700 Nuveen Preferred Income
Opportunities Fund 56,056
8,600 Nuveen Quality Preferred Income
Fund II 58,480
12,404 Nuveen Short Duration Credit
Opportunities Fund 147,111
25,171 PGIM Global High Yield Fund, Inc. 272,854
18,255 PGIM High Yield Bond Fund, Inc. 216,687
8,462 Pimco Dynamic Income Fund 156,378
1,144 Pioneer High Income Fund, Inc. 7,436
4,037 Templeton Emerging Markets
Income Fund 22,163
2,423 Tri-Continental Corporation 62,102
16,300 Virtus Convertible & Income Fund 55,420
12,847 Virtus Dividend, Interest &
Premium Strategy Fund 144,914
2,525 Virtus Equity & Convertible Income
Fund 46,031
7,333 Voya Asia Pacific High Dividend
Equity Income Fund 44,951
26,668 Voya Global Equity Dividend &
Premium Opportunity Fund 144,274
Shares
Registered Investment
Companies (18.0%) Value
Unaffiliated  (10.5%)- continued
44,379 Western Asset High Income
Opportunity Fund, Inc. $ 175,297
Total 5,899,123
Affiliated  (7.5%)
559,744 Thrivent Core Emerging Markets
Debt Fund 4,242,861
Total 4,242,861
Total Registered Investment
Companies (cost $12,679,304) 10,141,984
Shares Preferred Stock ( 6.1% ) Value
Communications Services (0.5%)
10,950 AT&T, Inc., 4.750%
d
190,968
257 Paramount Global, Convertible,
5.750% 6,366
5,000 Telephone and Data Systems, Inc.,
6.000%
d
65,500
Total 262,834
Consumer Cyclical (0.2%)
4,500 Ford Motor Company, 6.000% 96,345
Total 96,345
Consumer Non-Cyclical (0.2%)
842 Becton, Dickinson and Company,
Convertible, 6.000% 42,167
356 Boston Scientific Corporation,
Convertible, 5.500% 40,876
2,000 CHS, Inc., 6.750%
c,d
48,060
5 Danaher Corporation, Convertible,
5.000% 6,783
Total 137,886
Energy (0.2%)
10,535 Crestwood Equity Partners, LP,
9.250%
d
91,233
525 Energy Transfer, LP, 7.600%
c,d
11,492
1,415 Nustar Logistics, LP, 10.813%
c
34,243
56 UGI Corporation, Convertible,
7.250% 4,840
Total 141,808
Financials (4.3%)
3,750 Aegon Funding Corporation II,
5.100% 71,475
7,000 Allstate Corporation, 5.100%
d
138,670
4,200 American International Group, Inc.
5.850%
d
89,922
6,500 Bank of America Corporation,
4.250%
d
110,175
32 Bank of America Corporation,
Convertible, 7.250%
d
37,120
4,250 Capital One Financial Corporation,
5.000%
d
76,500
2,000 Citigroup Capital XIII, 10.785%
c
56,800
6,700 Equitable Holdings, Inc., 5.250%
d
126,027
65 First Horizon Bank, 4.759%
*,c,d
50,700
2,000 First Horizon Corporation, 6.500%
d
48,700
6,500 First Republic Bank, 4.500%
d
112,190

Multidimensional Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Preferred Stock (6.1%) Value
Financials (4.3%) - continued
5,700 J.P. Morgan Chase & Company,
4.200%
d
$ 99,465
5,450 J.P. Morgan Chase & Company,
4.750%
d
104,967
1,700 J.P. Morgan Chase & Company,
5.750%
d
39,763
616 KKR & Company, Inc.,
Convertible, 6.000% 35,266
5,475 Morgan Stanley, 4.250%
b,d
94,060
4,800 Morgan Stanley, 5.850%
c,d
110,448
4,200 Morgan Stanley, 7.125%
c,d
105,630
4,500 Public Storage, 3.950%
d
73,890
4,775 Public Storage, 4.125%
d
82,178
800 Public Storage, 4.625%
d
15,288
200 Public Storage, 4.700%
d
3,860
3,250 Regions Financial Corporation,
5.700%
c,d
74,035
250 Synovus Financial Corporation,
5.875%
c,d
5,438
4,100 Truist Financial Corporation,
4.750%
b,d
78,269
5,500 U.S. Bancorp, 4.000%
d
89,320
11,500 Wells Fargo & Company, 4.250%
d
189,405
5,000 Wells Fargo & Company, 4.750%
d
91,600
174 Wells Fargo & Company,
Convertible, 7.500%
d
206,190
Total 2,417,351
Utilities (0.7%)
488 AES Corporation, Convertible,
6.875% 49,781
276 American Electric Power
Company, Inc., Convertible,
6.125% 14,236
9,775 CMS Energy Corporation, 4.200%
d
172,725
211 NextEra Energy, Inc., Convertible,
5.279% 10,698
37 NiSource, Inc., Convertible,
7.750% 3,820
6,950 Southern Company, 4.950% 136,498
Total 387,758
Total Preferred Stock
(cost $4,484,692) 3,443,982
Shares
Collateral Held for Securities
Loaned ( 3.5% ) Value
1,943,961 Thrivent Cash Management Trust 1,943,961
Total Collateral Held for
Securities Loaned
(cost $1,943,961) 1,943,961
Shares Common Stock ( 1.0% ) Value
Communications Services (<0.1%)
566 AT&T, Inc. 10,420
30 Charter Communications, Inc.
g
10,173
31 Windstream Services, LLC,
Warrants (Expires 12/31/2049)
f
155
Total 20,748
Consumer Discretionary (0.1%)
322 Bloomin' Brands, Inc. 6,479
9 Booking Holdings, Inc.
g
18,137
Shares Common Stock (1.0%) Value
Consumer Discretionary (0.1%) - continued
103 Dick's Sporting Goods, Inc. $ 12,390
Total 37,006
Energy (0.1%)
965 Permian Resources Corporation 9,071
156 Pioneer Natural Resources
Company 35,629
Total 44,700
Financials (0.4%)
1,878 AG Mortgage Investment Trust,
Inc. 9,972
2,144 AGNC Investment Corporation 22,190
1,089 Annaly Capital Management, Inc. 22,956
2,400 Apollo Commercial Real Estate
Finance, Inc. 25,824
1,800 BlackRock TCP Capital
Corporation 23,292
3,600 Chimera Investment Corporation 19,800
108 Encore Capital Group, Inc.
g
5,178
1,084 FS KKR Capital Corporation 18,970
2,139 Golub Capital BDC, Inc. 28,149
2,611 Granite Point Mortgage Trust, Inc. 13,995
3,744 Rithm Capital Corporation 30,589
661 Two Harbors Investment
Corporation 10,424
Total 231,339
Health Care (0.2%)
6 Becton, Dickinson and Company 1,526
24 BioMarin Pharmaceutical, Inc.
g
2,484
189 Danaher Corporation 50,164
124 Elevance Health, Inc. 63,608
6 Illumina, Inc.
g
1,213
Total 118,995
Industrials (0.1%)
196 Chart Industries, Inc.
g
22,585
114 FTI Consulting, Inc.
g
18,103
30 KBR, Inc. 1,584
Total 42,272
Information Technology (<0.1%)
180 Akamai Technologies, Inc.
g
15,174
21 Microchip Technology, Inc. 1,475
142 ON Semiconductor Corporation
g
8,857
48 Teradyne, Inc. 4,193
Total 29,699
Materials (<0.1%)
178 Allegheny Technologies, Inc.
g
5,315
Total 5,315
Real Estate (<0.1%)
78 Kite Realty Group Trust 1,642
Total 1,642
Utilities (0.1%)
111 American Electric Power
Company, Inc. 10,540
379 NextEra Energy, Inc. 31,684

Multidimensional Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (1.0%) Value
Utilities (0.1%) - continued
547 NiSource, Inc. $ 14,999
Total 57,223
Total Common Stock
(cost $711,279) 588,939
Shares or
Principal
Amount Short-Term Investments ( 7.1% ) Value
Thrivent Core Short-Term Reserve
Fund
387,811 4.710% 3,878,113
U.S. Treasury Bills
100,000 3.995%, 2/23/2023
h,i
99,398
Total Short-Term Investments
(cost $3,977,471) 3,977,511
Total Investments (cost
$69,640,007) 108.1% $60,838,320
Other Assets and Liabilities, Net
(8.1%) (4,540,542)
Total Net Assets 100.0% $56,297,778
a Denotes securities sold under Rule 144A of the Securities
Act of 1933, which exempts them from registration. These
securities may be resold to other dealers in the program or
to other qualified institutional buyers. As of December 31,
2022, the value of these investments was $15,305,763 or
27.2% of total net assets.
b All or a portion of the security is on loan.
c Denotes variable rate securities. The rate shown is as of
December 31, 2022. The rates of certain variable rate
securities are based on a published reference rate and
spread; these may vary by security and the reference rate
and spread are indicated in their description.  The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions.  These
securities do not indicate a reference rate and spread in
their description.
d Denotes perpetual securities. Perpetual securities pay an
indefinite stream of income and have no contractual maturity date. Date shown, if applicable, is next call date.
e Denotes investments purchased on a when-issued or
delayed-delivery basis.
f Security is valued using significant unobservable inputs.
Further information on valuation can be found in the Notes
to Financial Statements.
g Non-income producing security.
h The interest rate shown reflects the yield.
i All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and
the fund for open swap contracts.
* Denotes restricted securities. Restricted securities are
investment securities which cannot be offered for public
sale without first being registered under the Securities
Act of 1933. The value of all restricted securities held in
Multidimensional Income Portfolio as of December 31, 2022
was $99,569 or 0.18% of total net assets. The following
table indicates the acquisition date and cost of restricted
securities shown in the schedule as of December 31, 2022.
Security
Acquisition
Date Cost
Credit Acceptance Corporation,
12/31/2024 5/29/2020 $ 51,635
First Horizon Bank, 4.759% 6/21/2017 49,855
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Multidimensional Income
Portfolio as of December 31, 2022:
Securities Lending Transactions
Long-Term Fixed Income $ 783,482
Common Stock 1,105,657
Total lending $1,889,139
Gross amount payable upon return of
collateral for securities loaned $1,943,961
Net amounts due to counterparty $54,822
Definitions:
ETF - Exchange Traded Fund
REIT - Real Estate Investment Trust is a company that buys,
develops, manages and/or sells real estate assets.
Ser. - Series
Reference Rate Index:
LIBOR 3M - ICE Libor USD Rate 3 Month
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 409,604
Gross unrealized depreciation (9,459,042)
Net unrealized appreciation (depreciation) $ (9,049,438)
Cost for federal income tax purposes $ 69,894,265

Multidimensional Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Multidimensional Income Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Long-Term Fixed Income
Basic Materials 1,093,664 – 1,093,664 –
Capital Goods 2,280,432 – 2,280,432 –
Collateralized Mortgage Obligations 47,719 – 47,719 –
Communications Services 2,794,480 – 2,794,480 –
Consumer Cyclical 3,438,394 – 3,438,394 –
Consumer Non-Cyclical 2,556,527 – 2,556,527 –
Energy 3,925,115 – 3,925,115 –
Financials 11,611,409 – 11,611,409 –
Mortgage-Backed Securities 3,082,585 – 3,082,585 –
Technology 1,411,081 – 1,411,081 –
Transportation 631,800 – 631,800 –
U.S. Government & Agencies 6,197,203 – 6,197,203 –
Utilities 1,671,534 – 1,671,534 –
Registered Investment Companies
Unaffiliated 5,899,123 5,816,454 – 82,669
Preferred Stock
Communications Services 262,834 262,834 – –
Consumer Cyclical 96,345 96,345 – –
Consumer Non-Cyclical 137,886 131,103 6,783 –
Energy 141,808 141,808 – –
Financials 2,417,351 2,366,651 50,700 –
Utilities 387,758 387,758 – –
Common Stock
Communications Services 20,748 20,593 – 155
Consumer Discretionary 37,006 37,006 – –
Energy 44,700 44,700 – –
Financials 231,339 231,339 – –
Health Care 118,995 118,995 – –
Industrials 42,272 42,272 – –
Information Technology 29,699 29,699 – –
Materials 5,315 5,315 – –
Real Estate 1,642 1,642 – –
Utilities 57,223 57,223 – –
Short-Term Investments 99,398 – 99,398 –
Subtotal Investments in Securities $50,773,385 $9,791,737 $40,898,824 $82,824
Other Investments  * Total
Affiliated Registered Investment Companies 4,242,861
Affiliated Short-Term Investments 3,878,113
Collateral Held for Securities Loaned 1,943,961
Subtotal Other Investments $10,064,935
Total Investments at Value $60,838,320
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
Other Financial Instruments Total Level 1 Level 2 Level 3
Asset Derivatives
Credit Default Swaps 6,507 – 6,507 –
Total Asset Derivatives $6,507 $– $6,507 $–

Multidimensional Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table presents Multidimensional Income Portfolio's swaps contracts held as of December 31, 2022. Investments totaling $99,398 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.
Credit Default Swaps
Buy/Sell
Protection
1
Termination
Date
Notional
Principal
Amount
2
Upfront
Payments/
(Receipts) Value
3
Unrealized
Gain/(Loss)
CDX HY 39, 5 Year, at 5.00%, Quarterly Buy 12/20/2027 $ 1,160,000 $ – $ 6,507 $ 6,507
Total Credit Default Swaps $– $6,507 $6,507
1 As the buyer of protection, Multidimensional Income Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Multidimensional Income Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2 The maximum potential amount of future payments Multidimensional Income Portfolio could be required to make as the seller or receive as the buyer of protection.
3 The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity's credit worthiness.
The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity's credit worthiness.
When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity's credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity's credit worthiness.
The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2022, for Multidimensional
Income Portfolio's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting
Policies of the Notes to Financial Statements.
Derivatives by risk category Statement of Assets and Liabilities Location Fair Value
Asset Derivatives
Credit Contracts
Credit Default Swaps Net Assets - Distributable earnings/(accumulated loss) $ 6,507
Total Credit Contracts 6,507
Total Asset Derivatives $6,507
The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2022, for
Multidimensional Income Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Credit Contracts
Credit Default Swaps Net realized gains/(losses) on Swap agreements (3,155)
Total Credit Contracts
(3,155)
Total ($3,155)
The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2022, for Multidimensional Income Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized
appreciation/(depreciation)
recognized in Income
Credit Contracts
Credit Default Swaps Change in net unrealized appreciation/(depreciation) on Swap agreements 6,507
Total Credit Contracts 6,507
Total $6,507

Multidimensional Income Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table presents Multidimensional Income Portfolio's average volume of derivative activity during the period ended December 31,
2022.
Derivative Risk Category Average Notional Value
Credit Contracts
Credit Default Swaps - Buy Protection ($517)
Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Multidimensional Income
Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Registered Investment Companies
Core Emerging Markets Debt $5,153 $1,312 $920 $4,243 560 7.5%
Total Affiliated Registered Investment
Companies 5,153 4,243 7.5
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% 2,275 39,584 37,981 3,878 388 6.9
Total Affiliated Short-Term Investments 2,275 3,878 6.9
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment 3,343 61,212 62,611 1,944 1,944 3.5
Total Collateral Held for Securities Loaned 3,343 1,944 3.5
Total Value $10,771 $10,065
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Registered Investment Companies
Core Emerging Markets Debt ($332) ($970) $ – $286
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% – – – 65
Total Income/Non Income Cash from Affiliated
Investments $351
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 46
Total Affiliated Income from Securities Loaned, Net $46
Total Value ($332) ($970) $ –

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans ( 7.9% )
a
Value
Basic Materials (0.3%)
Asplundh Tree Expert, LLC, Term
Loan
$ 96,000
0.000%,  (LIBOR 1M +
1.750%), 9/4/2027
b,c,d
$ 95,840
Grinding Media, Inc., Term Loan
53,474
8.070%,  (LIBOR 3M +
4.000%), 10/12/2028
d,e
49,463
Hyperion Materials &
Technologies, Inc., Term Loan
47,363
9.147%,  (LIBOR 3M +
4.500%), 8/30/2028
d
45,676
INEOS US Petrochem, LLC, Term
Loan
133,661
7.134%,  (LIBOR 1M +
2.750%), 1/29/2026
b,c,d
131,088
Lummus Technology Holdings V,
LLC, Term Loan
48,884
7.884%,  (LIBOR 1M +
3.500%), 6/30/2027
d
46,727
Nouryon USA, LLC, Term Loan
161,452
7.165%,  (LIBOR 3M +
2.750%), 10/1/2025
b,c,d
158,950
Spectrum Group Buyer, Inc., Term
Loan
48,708
9.440%,  (TSFR1M +
6.500%), 5/19/2028
d
45,887
Total 573,631
Capital Goods (0.7%)
Ali Group North America
Corporation, Term Loan
80,000
0.000%,  (TSFR1M +
2.000%), 7/22/2029
b,c,d
79,214
Berry Global, Inc., Term Loan
96,000
0.000%,  (LIBOR 1M +
1.750%), 7/1/2026
b,c,d
95,127
Brookfield WEC Holdings, Inc.,
Term Loan
119,000
0.000%,  (LIBOR 1M +
2.750%), 8/1/2025
b,c,d
117,153
BW Holding, Inc., Term Loan
50,244
8.549%,  (LIBOR 1M +
4.000%), 12/14/2028
b,c,d
44,048
Charter Next Generation, Inc.,
Term Loan
57,000
0.000%,  (LIBOR 1M +
3.750%), 12/1/2027
b,c,d
55,272
Clydesdale Acquisition Holdings,
Inc., Term Loan
137,654
8.598%,  (TSFR1M +
3.925%), 4/13/2029
b,c,d
130,829
Cornerstone Building Brands, Inc.,
Term Loan
87,777
7.568%,  (LIBOR 1M +
3.250%), 4/12/2028
d
78,466
Foley Products Company, LLC,
Term Loan
48,887
8.453%,  (SOFRRATE +
4.750%), 2/16/2029
d
47,136
Ingersoll-Rand Services Company,
Term Loan
79,795
6.173%,  (LIBOR 1M +
1.750%), 2/28/2027
d
79,047
Principal
Amount Bank Loans (7.9%)
a
Value
Capital Goods (0.7%) - continued
Mauser Packaging Solutions
Holding Company, Term Loan
$ 94,714
7.370%,  (LIBOR 1M +
3.250%), 4/3/2024
d
$ 92,360
Quikrete Holdings, Inc., Term Loan
159,000
0.000%,  (LIBOR 1M +
2.625%), 1/31/2027
b,c,d
157,013
Smyrna Ready Mix Concrete, LLC,
Term Loan
47,364
8.673%,  (TSFR1M +
4.250%), 4/1/2029
d,e
46,298
TK Elevator US Newco, Inc., Term
Loan
82,000
0.000%,  (LIBOR 6M +
3.500%), 7/31/2027
b,c,d
78,772
TransDigm, Inc., Term Loan
189,512
6.980%,  (LIBOR 3M +
2.250%), 12/9/2025
b,c,d
186,968
Vertiv Group Corporation, Term
Loan
79,796
7.119%,  (LIBOR 1M +
2.750%), 3/2/2027
b,c,d
76,838
Total 1,364,541
Communications Services (1.2%)
Altice France SA, Term Loan
166,000
8.650%,  (LIBOR 2M +
4.000%), 8/14/2026
d
154,035
CCI Buyer, Inc., Term Loan
64,000
8.580%,  (LIBOR 3M +
4.000%), 12/17/2027
b,c,d
60,992
Charter Communications
Operating, LLC, Term Loan
201,000
6.140%,  (LIBOR 1M +
1.750%), 2/1/2027
b,c,d
196,011
Clear Channel Outdoor Holdings,
Inc., Term Loan
145,137
7.915%,  (LIBOR 3M +
3.500%), 8/21/2026
d
131,919
CMG Media Corporation, Term
Loan
148,196
8.230%,  (LIBOR 3M +
3.500%), 12/17/2026
d
138,432
Connect Finco SARL, Term Loan
49,000
0.000%,  (LIBOR 1M +
3.500%), 12/12/2026
b,c,d
48,367
Crown Subsea Communications
Holding, Inc., Term Loan
47,483
8.870%,  (LIBOR 1M +
4.750%), 4/27/2027
d
46,217
CSC Holdings, LLC, Term Loan
160,000
6.818%,  (LIBOR 1M +
2.500%), 4/15/2027
d
142,400
DIRECTV Financing, LLC, Term
Loan
189,716
9.384%,  (LIBOR 1M +
5.000%), 8/2/2027
d
184,302
iHeartCommunications, Inc., Term
Loan
81,648
7.384%,  (LIBOR 1M +
3.000%), 5/1/2026
b,c,d
74,683

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (7.9%)
a
Value
Communications Services (1.2%) - continued
Level 3 Financing, Inc., Term Loan
$ 83,000
0.000%,  (LIBOR 1M +
1.750%), 3/1/2027
b,c,d
$ 79,369
Lumen Technologies, Inc., Term
Loan
166,000
0.000%,  (LIBOR 1M +
2.250%), 3/15/2027
b,c,d
157,433
NEP Group, Inc., Term Loan
51,942
7.634%,  (LIBOR 1M +
3.250%), 10/20/2025
d
44,475
Nexstar Media, Inc., Term Loan
104,432
6.884%,  (LIBOR 1M +
2.500%), 9/18/2026
d
103,466
Playtika Holding Corporation, Term
Loan
64,000
0.000%,  (LIBOR 1M +
2.750%), 3/11/2028
b,c,d
60,967
Radiate Holdco, LLC, Term Loan
53,000
0.000%,  (LIBOR 1M +
3.250%), 9/25/2026
b,c,d
42,858
SBA Senior Finance II, LLC, Term
Loan
159,000
0.000%,  (LIBOR 1M +
1.750%), 4/11/2025
b,c,d
158,294
Univision Communications, Inc.,
Term Loan
74,812
7.634%,  (LIBOR 1M +
3.250%), 1/31/2029
d
72,412
UPC Financing Partnership, Term
Loan
49,000
0.000%,  (LIBOR 1M +
3.000%), 1/31/2029
b,c,d
47,775
Virgin Media Bristol, LLC, Term
Loan
121,000
0.000%,  (LIBOR 1M +
2.500%), 1/31/2028
b,c,d
118,796
Zayo Group Holdings, Inc., Term
Loan
153,170
7.384%,  (LIBOR 1M +
3.000%), 3/9/2027
d
123,640
Ziggo Financing Partnership, Term
Loan
82,000
0.000%,  (LIBOR 1M +
2.500%), 4/30/2028
b,c,d
79,822
Total 2,266,665
Consumer Cyclical (1.5%)
1011778 B.C., LLC, Term Loan
198,488
6.165%,  (LIBOR 3M +
1.750%), 11/19/2026
d
194,767
AlixPartners, LLP, Term Loan
57,000
0.000%,  (LIBOR 1M +
2.750%), 2/4/2028
b,c,d
56,451
Allied Universal Holdco, LLC, Term
Loan
199,000
8.173%,  (LIBOR 1M +
3.750%), 5/14/2028
b,c,d
188,678
Alterra Mountain Company, Term
Loan
63,000
0.000%,  (LIBOR 1M +
3.500%), 8/17/2028
b,c,d
62,095
Principal
Amount Bank Loans (7.9%)
a
Value
Consumer Cyclical (1.5%) - continued
Amentum Government Services
Holdings, LLC, Term  Loan
$ 80,000
0.000%,  (TSFR1M +
4.000%), 2/15/2029
b,c,d
$ 77,775
Arches Buyer, Inc., Term Loan
35,000
7.634%,  (LIBOR 1M +
3.250%), 12/6/2027
d
32,302
Caesars Resort Collection, LLC,
Term Loan
151,000
0.000%,  (LIBOR 3M +
2.750%), 12/22/2024
b,c,d
150,521
Carnival Corporation, Term Loan
158,599
7.634%,  (LIBOR 1M +
3.250%), 10/18/2028
d
148,053
Clarios Global, LP, Term Loan
129,000
7.634%,  (LIBOR 1M +
3.250%), 4/30/2026
d
126,152
Crocs, Inc., Term Loan
82,000
0.000%,  (TSFR1M +
3.600%), 2/19/2029
b,c,d
80,257
Cushman & Wakefield US
Borrower, LLC, Term Loan
79,795
7.134%,  (LIBOR 1M +
2.750%), 8/21/2025
d
77,829
Delta 2 Lux Sarl, Term Loan
118,000
7.573%,  (TSFR1M +
3.250%), 1/15/2030
b,c,d
117,853
Fertitta Entertainment, LLC/NV,
Term Loan
49,000
0.000%,  (TSFR1M +
4.100%), 1/27/2029
b,c,d
46,495
Go Daddy Operating Company,
LLC, Term Loan
79,000
0.000%,  (TSFR1M +
3.250%), 11/10/2029
b,c,d
78,791
Great Outdoors Group, LLC, Term
Loan
110,720
8.134%,  (LIBOR 1M +
3.750%), 3/5/2028
d
106,153
Harbor Freight Tools USA, Inc.,
Term Loan
99,000
0.000%,  (LIBOR 1M +
2.750%), 10/19/2027
b,c,d
94,117
Hilton Worldwide Finance, LLC,
Term Loan
119,000
6.173%,  (LIBOR 1M +
1.750%), 6/21/2026
d
118,526
IRB Holding Corporation, Term
Loan
115,000
0.000%,  (TSFR1M +
3.100%), 12/15/2027
b,c,d
111,464
PetSmart, LLC, Term Loan
153,170
8.130%,  (LIBOR 1M +
3.750%), 2/12/2028
d
149,580
Pilot Travel Centers, LLC, Term
Loan
135,000
0.000%,  (TSFR1M +
2.000%), 8/6/2028
b,c,d
133,279
Prime Security Services Borrower,
LLC, Term Loan
159,594
6.505%,  (LIBOR 3M +
2.750%), 9/23/2026
b,c,d
158,014

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (7.9%)
a
Value
Consumer Cyclical (1.5%) - continued
Scientific Games Holdings, LP,
Term Loan
$ 82,000
0.000%,  (TSFR1M +
3.500%), 4/4/2029
b,c,d
$ 78,066
Scientific Games International,
Inc., Term Loan
120,697
7.334%,  (TSFR1M +
3.100%), 4/14/2029
b,c,d
118,757
Staples, Inc., Term Loan
42,888
8.940%,  (LIBOR 3M +
4.500%), 9/12/2024
d
42,316
76,585
7.782%,  (LIBOR 3M +
5.000%), 4/12/2026
d
70,671
Stars Group Holdings BV, Term
Loan
47,000
6.980%,  (LIBOR 1M +
2.250%), 7/21/2026
b,c,d
46,275
UFC Holdings, LLC, Term Loan
80,000
0.000%,  (LIBOR 1M +
2.750%), 4/29/2026
b,c,d
78,845
Total 2,744,082
Consumer Non-Cyclical (1.1%)
AI Aqua Merger Sub, Inc., Term
Loan
106,341
7.967%,  (TSFR1M +
3.750%), 7/30/2028
d
100,005
Alltech, Inc., Term Loan
47,363
8.384%,  (LIBOR 1M +
4.000%), 10/15/2028
d
44,225
Bausch + Lomb Corporation, Term
Loan
125,684
7.842%,  (TSFR1M +
3.350%), 5/10/2027
b,c,d
119,322
Chobani, LLC, Term Loan
48,889
7.884%,  (LIBOR 1M +
3.500%), 10/23/2027
d
47,829
DaVita, Inc., Term Loan
41,000
0.000%,  (LIBOR 1M +
1.750%), 8/12/2026
b,c,d
39,888
Elanco Animal Health, Inc., Term
Loan
64,000
0.000%,  (LIBOR 1M +
1.750%), 8/1/2027
b,c,d
61,350
Froneri U.S., Inc., Term Loan
122,000
0.000%,  (LIBOR 1M +
2.250%), 1/31/2027
b,c,d
118,527
Gainwell Acquisition Corporation,
Term Loan
209,309
8.730%,  (LIBOR 3M +
4.000%), 10/1/2027
d
195,966
Global Medical Response, Inc.,
Term Loan
58,057
8.422%,  (LIBOR 1M +
4.250%), 10/2/2025
d
40,459
ICON Luxembourg SARL, Term
Loan
151,163
7.000%,  (LIBOR 3M +
2.250%), 7/1/2028
d
150,578
Jazz Financing Lux SARL, Term
Loan
159,000
0.000%,  (LIBOR 1M +
3.500%), 5/5/2028
b,c,d
157,384
Principal
Amount Bank Loans (7.9%)
a
Value
Consumer Non-Cyclical (1.1%) - continued
LifePoint Health, Inc., Term Loan
$ 69,000
0.000%,  (LIBOR 1M +
3.750%), 11/16/2025
b,c,d
$ 64,894
Medline Borrower, LP, Term Loan
289,271
7.634%,  (LIBOR 1M +
3.250%), 10/21/2028
b,c,d
274,513
Naked Juice, LLC, Term Loan
57,855
7.830%,  (LIBOR 3M +
3.250%), 1/24/2029
d
51,603
Organon & Company, Term Loan
159,000
7.750%,  (LIBOR 3M +
3.000%), 6/2/2028
d
157,211
Phoenix Newco, Inc., Term Loan
66,000
0.000%,  (LIBOR 1M +
3.250%), 11/15/2028
b,c,d
63,452
PRA Health Sciences, Inc., Term
Loan
37,662
7.000%,  (LIBOR 3M +
2.250%), 7/1/2028
d
37,516
Reynolds Consumer Products,
LLC, Term Loan
96,000
0.000%,  (LIBOR 1M +
1.750%), 2/4/2027
b,c,d
95,115
Select Medical Corporation, Term
Loan
80,000
6.890%,  (LIBOR 1M +
2.500%), 3/6/2025
d
78,240
WP CityMD Bidco, LLC, Term Loan
78,802
7.634%,  (LIBOR 1M +
3.250%), 12/23/2028
d
78,611
Total 1,976,688
Energy (0.1%)
Buckeye Partners, LP, Term Loan
80,000
0.000%,  (LIBOR 1M +
2.250%), 11/1/2026
b,c,d
79,473
CQP Holdco, LP, Term Loan
159,595
8.480%,  (LIBOR 3M +
3.750%), 6/4/2028
d
158,642
GIP II Blue Holding, LP, Term Loan
45,950
9.230%,  (LIBOR 3M +
4.500%), 9/29/2028
d
45,481
Total 283,596
Financials (0.6%)
Acrisure, LLC, Term Loan
75,000
0.000%,  (LIBOR 1M +
3.500%), 2/15/2027
b,c,d
70,219
Alliant Holdings Intermediate, LLC,
Term Loan
31,000
0.000%,  (LIBOR 1M +
3.250%), 5/10/2025
b,c,d
30,558
AmWINS Group, Inc., Term Loan
120,692
6.634%,  (LIBOR 1M +
2.250%), 2/19/2028
d
118,392
Asurion, LLC, Term Loan
114,608
7.634%,  (LIBOR 1M +
3.250%), 12/23/2026
d
101,930
33,589
7.634%,  (LIBOR 1M +
3.250%), 7/31/2027
d
29,328

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (7.9%)
a
Value
Financials (0.6%) - continued
Deerfield Dakota Holding, LLC,
Term Loan
$ 32,916
8.073%,  (LIBOR 1M +
3.750%), 4/9/2027
d
$ 30,684
Edelman Financial Engines Center,
LLC, Term Loan
32,916
7.884%,  (LIBOR 1M +
3.500%), 4/7/2028
d
30,637
First Eagle Holdings, Inc., Term
Loan
32,913
7.230%,  (LIBOR 3M +
2.500%), 2/2/2027
b,c,d
32,041
FleetCor Technologies Operating
Company, LLC, Term  Loan
64,000
0.000%,  (LIBOR 1M +
1.750%), 4/30/2028
b,c,d
63,260
Howden Group Holdings, Ltd.,
Term Loan
32,916
0.000%,  (LIBOR 1M +
3.250%), 11/12/2027
b,c,d
32,005
HUB International, Ltd., Term Loan
137,000
0.000%,  (LIBOR 3M +
3.000%), 4/25/2025
b,c,d
135,345
Hudson River Trading, LLC, Term
Loan
35,000
0.000%,  (TSFR1M +
3.100%), 3/18/2028
b,c,d
33,038
Jane Street Group, LLC, Term
Loan
63,837
7.134%,  (LIBOR 1M +
2.750%), 1/26/2028
d
61,862
Trans Union, LLC, Term Loan
119,000
0.000%,  (LIBOR 1M +
2.250%), 12/1/2028
b,c,d
117,678
USI, Inc./NY, Term Loan
119,000
0.000%,  (TSFR1M +
3.750%), 11/22/2029
b,c,d
117,725
VFH Parent, LLC, Term Loan
49,000
7.321%,  (TSFR1M +
3.100%), 1/13/2029
b,c,d
47,603
Total 1,052,305
Technology (1.8%)
AthenaHealth Group, Inc., Delayed
Draw
25,218
7.823%,  (LIBOR 1M +
3.500%), 2/15/2029
b,c,d
22,706
AthenaHealth Group, Inc., Term
Loan
148,045
7.821%,  (PRIME + 3.500%),
2/15/2029
d
133,293
Boxer Parent Company, Inc., Term
Loan
121,644
8.134%,  (LIBOR 1M +
3.750%), 10/2/2025
b,c,d
116,267
Central Parent, Inc., Term Loan
143,000
0.000%,  (TSFR3M +
4.500%), 7/6/2029
b,c,d
141,537
Coherent Corporation, Term Loan
78,371
7.134%,  (LIBOR 1M +
2.750%), 7/1/2029
b,c,d
77,372
Principal
Amount Bank Loans (7.9%)
a
Value
Technology (1.8%) - continued
CommScope, Inc., Term Loan
$ 142,081
7.634%,  (LIBOR 1M +
3.250%), 4/4/2026
d
$ 133,592
Cornerstone OnDemand, Inc.,
Term Loan
87,779
8.134%,  (LIBOR 1M +
3.750%), 10/15/2028
d
78,123
Dcert Buyer, Inc., Term Loan
97,000
0.000%,  (LIBOR 3M +
4.000%), 10/16/2026
b,c,d
93,570
Dun & Bradstreet Corporation,
Term Loan
96,000
0.000%,  (LIBOR 1M +
3.250%), 2/8/2026
b,c,d
94,955
Entegris, Inc., Term Loan
79,000
0.000%,  (TSFR1M +
3.000%), 7/6/2029
b,c,d
78,704
Gen Digital, Inc., Term Loan
104,000
0.000%,  (TSFR1M +
2.100%), 9/12/2029
b,c,d
102,072
Genesys Cloud Services Holdings
II, LLC, Term Loan
80,000
0.000%,  (LIBOR 1M +
4.000%), 12/1/2027
b,c,d
76,650
Hyland Software, Inc., Term Loan
249,349
7.884%,  (LIBOR 1M +
3.500%), 7/1/2024
d
245,671
Informatica, LLC, Term Loan
79,799
7.188%,  (LIBOR 1M +
2.750%), 10/29/2028
d
78,123
Ingram Micro, Inc., Term Loan
80,000
0.000%,  (LIBOR 1M +
3.500%), 7/2/2028
b,c,d
78,600
Magenta Buyer, LLC, Term Loan
86,000
9.170%,  (LIBOR 1M +
4.750%), 7/27/2028
b,c,d
73,207
McAfee Corporation, Term Loan
165,000
0.000%,  (TSFR1M +
3.850%), 3/1/2029
b,c,d
153,184
Mitchell International, Inc., Term
Loan
99,749
8.415%,  (LIBOR 3M +
3.750%), 10/15/2028
b,c,d
91,689
MKS Instruments, Inc., Term Loan
143,640
7.171%,  (TSFR1M +
2.750%), 8/17/2029
d
141,665
Open Text Corporation, Term Loan
121,000
0.000%,  (TSFR1M +
3.600%), 11/16/2029
b,c,d
118,066
Peraton Corporation, Term Loan
249,354
8.134%,  (LIBOR 1M +
3.750%), 2/1/2028
d
243,068
Polaris Newco, LLC, Term Loan
144,000
0.000%,  (LIBOR 1M +
4.000%), 6/4/2028
b,c,d
131,092
Proofpoint, Inc., Term Loan
106,731
7.985%,  (LIBOR 3M +
3.250%), 8/31/2028
d
102,401
Rackspace Technology Global,
Inc., Term Loan
73,802
7.380%,  (LIBOR 3M +
2.750%), 2/9/2028
d
45,858

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (7.9%)
a
Value
Technology (1.8%) - continued
RealPage, Inc., Term Loan
$ 82,000
0.000%,  (LIBOR 1M +
3.250%), 4/22/2028
b,c,d
$ 77,818
SS&C Technologies, Inc., Term
Loan
77,374
6.134%,  (LIBOR 1M +
1.750%), 4/16/2025
d
75,923
Tempo Acquisition, LLC, Term
Loan
79,000
7.334%,  (TSFR1M +
3.000%), 8/31/2028
b,c,d
78,684
TIBCO Software, Inc., Term Loan
86,000
0.000%,  (TSFR3M +
4.600%), 3/30/2029
b,c,d
76,648
UKG, Inc., Term Loan
171,000
0.000%,  (LIBOR 1M +
3.250%), 5/3/2026
b,c,d
162,450
Verscend Holding Corporation,
Term Loan
117,701
8.384%,  (LIBOR 1M +
4.000%), 8/27/2025
d
116,714
Total 3,239,702
Transportation (0.5%)
AAdvantage Loyalty IP, Ltd., Term
Loan
188,399
8.993%,  (LIBOR 3M +
4.750%), 4/20/2028
d
187,369
Air Canada, Term Loan
151,619
8.130%,  (LIBOR 3M +
3.500%), 8/11/2028
d
149,534
Brown Group Holding, LLC, Term
Loan
64,000
0.000%,  (LIBOR 1M +
2.500%), 6/7/2028
b,c,d
62,729
Genesee & Wyoming, Inc., Term
Loan
79,795
6.730%,  (LIBOR 3M +
2.000%), 12/30/2026
b,c,d
79,276
SkyMiles IP, Ltd., Term Loan
170,004
7.993%,  (LIBOR 3M +
3.750%), 10/20/2027
b,c,d
173,064
United Airlines, Inc., Term Loan
229,172
8.108%,  (LIBOR 3M +
3.750%), 4/21/2028
d
225,863
XPO, Inc., Term Loan
80,000
0.000%,  (LIBOR 1M +
1.750%), 2/23/2025
b,c,d
79,562
Total 957,397
Utilities (0.1%)
PG&E Corporation, Term Loan
117,133
7.438%,  (LIBOR 1M +
3.000%), 6/23/2025
b,c,d
116,072
Total 116,072
Total Bank Loans
(cost $14,835,270) 14,574,679
Principal
Amount Long-Term Fixed Income ( 74.0% ) Value
Asset-Backed Securities (10.0%)
510 Asset Backed Trust
$ 200,000
3.967%,  5/25/2061, Ser.
2021-NPL1, Class A2
f,g
$ 167,570
246,514
2.116%,  6/25/2061, Ser.
2021-NPL2, Class A1
f,g
220,992
275,000
4.090%,  6/25/2061, Ser.
2021-NPL2, Class A2
f,g
230,670
522 Funding CLO, Ltd.
375,000
6.643%,  (LIBOR 3M +
2.400%), 4/20/2030, Ser.
2019-4A, Class CR
d,f
358,274
720 East CLO I, Ltd.
300,000
8.825%,  (TSFR3M +
4.250%), 1/20/2036, Ser.
2022-1A, Class C
d,f
297,595
Affirm Asset Securitization Trust
350,000
4.300%,  5/17/2027, Ser.
2022-A, Class 1A
f
332,581
Amur Equipment Finance
Receivables XI, LLC
350,000
5.300%,  6/21/2028, Ser.
2022-2A, Class A2
f
346,137
Anchorage Capital CLO 16, Ltd.
450,000
6.627%,  (LIBOR 3M +
2.400%), 1/19/2035, Ser.
2020-16A, Class CR
d,f
421,351
Anchorage Capital CLO 21, Ltd.
400,000
6.643%,  (LIBOR 3M +
2.400%), 10/20/2034, Ser.
2021-21A, Class C
d,f
375,106
Ares XL CLO, Ltd.
325,000
6.879%,  (LIBOR 3M +
2.800%), 1/15/2029, Ser.
2016-40A, Class CRR
d,f
296,462
Babson CLO, Ltd.
500,000
7.143%,  (LIBOR 3M +
2.900%), 7/20/2029, Ser.
2018-3A, Class D
d,f
464,101
Bankers Healthcare Group
Securitization Trust
319,190
5.280%,  10/17/2035, Ser.
2022-C, Class A
f
316,558
Barings CLO, Ltd.
350,000
7.393%,  (LIBOR 3M +
3.150%), 1/20/2032, Ser.
2016-2A, Class DR2
d,f
325,290
Benefit Street Partners CLO II, Ltd.
300,000
5.979%,  (LIBOR 3M +
1.900%), 7/15/2029, Ser.
2013-IIA, Class BR2
d,f
289,500
Benefit Street Partners CLO, Ltd.
400,000
6.229%,  (LIBOR 3M +
2.150%), 7/15/2032, Ser.
2019-17A, Class CR
d,f
377,078
Business Jet Securities, LLC
74,836
2.981%,  11/15/2035, Ser.
2020-1A, Class A
f
68,163
411,459
4.455%,  6/15/2037, Ser.
2022-1A, Class A
f
375,270

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.0%) Value
Asset-Backed Securities (10.0%) - continued
CarVal CLO VIII-C, Ltd.
$ 450,000
7.045%,  (TSFR3M +
3.000%), 10/22/2035, Ser.
2022-2A, Class B1
d,f
$ 446,341
CarVal CLO, Ltd.
300,000
4.880%,  (TSFR3M +
3.700%), 4/21/2034, Ser.
2022-1A, Class D
d,f
290,795
College Avenue Student Loans,
LLC
87,738
6.039%,  (LIBOR 1M +
1.650%), 11/26/2046, Ser.
2017-A, Class A1
*,d
85,851
Dewolf Park CLO, Ltd.
350,000
6.929%,  (LIBOR 3M +
2.850%), 10/15/2030, Ser.
2017-1A, Class DR
d,f
315,089
Dryden 36 Senior Loan Fund
275,000
6.129%,  (LIBOR 3M +
2.050%), 4/15/2029, Ser.
2014-36A, Class CR3
d,f
262,882
Education Funding Trust
247,730
2.790%,  7/25/2041, Ser.
2020-A, Class A
f
228,511
FirstKey Homes Trust
700,000
1.968%,  10/19/2037, Ser.
2020-SFR2, Class D
f
613,122
Galaxy XIX CLO, Ltd.
475,000
6.175%,  (LIBOR 3M +
1.850%), 7/24/2030, Ser.
2015-19A, Class BRR
d,f
439,604
GMAC Mortgage Corporation
Loan Trust
25,126
4.889%,  (LIBOR 1M +
0.500%), 8/25/2035, Ser.
2005-HE1, Class A2
d,h
12,949
GSAA Home Equity Trust
76,740
4.519%,  8/25/2034, Ser.
2004-10, Class M2
g
68,162
Harley Marine Financing, LLC
235,667
6.682%,  5/15/2043, Ser.
2018-1A, Class A2
f
230,469
Home Equity Asset Trust
247,993
5.709%,  (LIBOR 1M +
1.320%), 8/25/2033, Ser.
2003-2, Class M1
d
235,101
Long Beach Mortgage Loan Trust
303,964
5.889%,  (LIBOR 1M +
1.500%), 9/25/2034, Ser.
2004-5, Class M3
d
295,208
Longfellow Place CLO, Ltd.
400,000
6.379%,  (LIBOR 3M +
2.300%), 4/15/2029, Ser.
2013-1A, Class CR3
d,f
380,423
Madison Park Funding XVIII, Ltd.
450,000
6.178%,  (LIBOR 3M +
1.900%), 10/21/2030, Ser.
2015-18A, Class CRR
d,f
422,218
Madison Park Funding XXI, Ltd.
400,000
6.279%,  (LIBOR 3M +
2.200%), 10/15/2032, Ser.
2016-21A, Class BRR
d,f
377,919
Principal
Amount Long-Term Fixed Income (74.0%) Value
Asset-Backed Securities (10.0%) - continued
Mountain View CLO, Ltd.
$ 425,000
6.429%,  (LIBOR 3M +
2.350%), 10/16/2029, Ser.
2017-1A, Class CR
d,f
$ 403,643
Neuberger Berman CLO, Ltd.
425,000
7.079%,  (LIBOR 3M +
3.000%), 10/15/2029, Ser.
2013-15A, Class DR2
d,f
387,334
OCP CLO, Ltd.
450,000
6.079%,  (LIBOR 3M +
2.000%), 7/15/2030, Ser.
2017-13A, Class BR
d,f
419,833
OZLM IX, Ltd.
550,000
5.793%,  (LIBOR 3M +
1.550%), 10/20/2031, Ser.
2014-9A, Class A1BR
d,f
528,054
Pagaya AI Technology in Housing
Trust
300,000
4.250%,  8/25/2025, Ser.
2022-1, Class B
f
277,205
Palmer Square Loan Funding, Ltd.
200,000
6.075%,  (LIBOR 3M +
1.400%), 5/20/2029, Ser.
2021-2A, Class B
d,f
188,389
PPM CLO 6, Ltd.
300,000
9.075%,  (TSFR3M +
4.500%), 1/20/2031, Ser.
2022-6A, Class C
d,f
297,165
Pretium Mortgage Credit Partners,
LLC
225,000
5.438%,  1/25/2052, Ser.
2022-NPL1, Class A2
f,g
202,790
225,000
3.844%,  6/27/2060, Ser.
2021-NPL2, Class A2
f,g
176,874
250,000
3.721%,  7/25/2051, Ser.
2021-NPL3, Class A2
f,g
202,769
210,145
2.487%,  10/25/2051, Ser.
2021-NPL5, Class A1
f,g
189,746
Progress Residential Trust
350,000
3.600%,  4/17/2039, Ser.
2022-SFR3, Class B
f
312,486
Renaissance Home Equity Loan
Trust
216,611
5.797%,  8/25/2036, Ser.
2006-2, Class AF3
g
85,999
Saxon Asset Securities Trust
120,405
3.275%,  8/25/2035, Ser.
2004-2, Class MF2
d
102,801
Sculptor CLO, Ltd.
425,000
6.643%,  (LIBOR 3M +
2.400%), 1/20/2035, Ser. 28A,
Class C
d,f
397,859
Shackleton CLO, Ltd.
250,000
6.443%,  (LIBOR 3M +
2.200%), 10/20/2034, Ser.
2021-16A, Class C
d,f
234,811
Sound Point CLO, Ltd.
450,000
6.493%,  (LIBOR 3M +
2.250%), 1/20/2032, Ser.
2019-1A, Class CR
d,f
410,532

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.0%) Value
Asset-Backed Securities (10.0%) - continued
Stratus CLO, Ltd.
$ 450,000
6.743%,  (LIBOR 3M +
2.500%), 12/29/2029, Ser.
2021-1A, Class D
d,f
$ 409,064
400,000
7.675%,  (TSFR3M +
3.050%), 10/20/2031, Ser.
2022-3A, Class B
d,f
398,792
TCI-Flatiron CLO, Ltd.
450,000
5.964%,  (TSFR3M +
2.100%), 1/17/2032, Ser.
2016-1A, Class CR3
d,f
425,741
VCAT Asset Securitization, LLC
100,000
4.826%,  12/26/2050, Ser.
2021-NPL1, Class A2
f,g
90,433
Vericrest Opportunity Loan
Transferee
350,000
4.826%,  2/27/2051, Ser.
2021-NPL2, Class A2
f,g
291,247
400,000
4.949%,  2/27/2051, Ser.
2021-NPL3, Class A2
f,g
342,061
450,000
4.826%,  4/25/2051, Ser.
2021-NPL6, Class A2
f,g
359,754
200,000
4.949%,  4/25/2051, Ser.
2021-NPL8, Class A2
f,g
145,876
325,000
4.826%,  5/25/2051, Ser.
2021-NPL9, Class A2
f,g
279,121
250,000
5.438%,  12/26/2051, Ser.
2021-NP12, Class A2
f,g
227,203
Whitebox CLO III, Ltd.
450,000
6.279%,  (LIBOR 3M +
2.200%), 10/15/2034, Ser.
2021-3A, Class C
d,f
424,341
Wind River CLO, Ltd.
200,000
6.243%,  (LIBOR 3M +
2.000%), 7/20/2030, Ser.
2013-1A, Class BRR
d,f
189,372
Total 18,368,637
Basic Materials (1.9%)
Alcoa Nederland Holding BV
200,000 5.500%,  12/15/2027
f
192,732
Anglo American Capital plc
63,000 3.875%,  3/16/2029
f
56,560
ATI, Inc., Convertible
33,000 3.500%,  6/15/2025 66,297
Cascades USA, Inc.
85,000 5.125%,  1/15/2026
f
77,330
Chemours Company
169,000 5.750%,  11/15/2028
f
151,801
Cleveland-Cliffs, Inc.
122,000 5.875%,  6/1/2027
i
116,550
110,000 4.625%,  3/1/2029
f,i
97,625
Consolidated Energy Finance SA
229,000 5.625%,  10/15/2028
f
194,576
Ecolab, Inc.
58,000 2.125%,  2/1/2032 46,298
EverArc Escrow Sarl
121,000 5.000%,  10/30/2029
f
99,220
First Quantum Minerals, Ltd.
268,000 6.875%,  10/15/2027
f
251,444
Principal
Amount Long-Term Fixed Income (74.0%) Value
Basic Materials (1.9%) - continued
Freeport-McMoRan, Inc.
$ 133,000 4.625%,  8/1/2030 $ 123,875
Glencore Funding, LLC
63,000 4.000%,  3/27/2027
f
59,454
Hecla Mining Company
45,000 7.250%,  2/15/2028 44,308
Hudbay Minerals, Inc.
135,000 4.500%,  4/1/2026
f
122,626
Innophos Holdings, Inc.
59,000 9.375%,  2/15/2028
f
57,672
LYB International Finance III, LLC
58,000 1.250%,  10/1/2025 51,742
Mercer International, Inc.
60,000 5.125%,  2/1/2029 50,161
Methanex Corporation
143,000 4.250%,  12/1/2024 136,928
Mosaic Company
95,000 4.050%,  11/15/2027 89,450
Novelis Corporation
75,000 3.250%,  11/15/2026
f
67,238
40,000 4.750%,  1/30/2030
f
35,463
50,000 3.875%,  8/15/2031
f
40,820
Nutrien, Ltd.
84,000 4.000%,  12/15/2026 80,763
OCI NV
98,000 4.625%,  10/15/2025
f
92,862
Olin Corporation
250,000 5.125%,  9/15/2027 236,250
SCIL USA Holdings, LLC
149,000 5.375%,  11/1/2026
f
126,277
Sherwin-Williams Company
43,000 4.250%,  8/8/2025 42,250
SPCM SA
134,000 3.375%,  3/15/2030
f
107,870
SunCoke Energy, Inc.
154,000 4.875%,  6/30/2029
f
132,192
Taseko Mines, Ltd.
110,000 7.000%,  2/15/2026
f
96,727
Unifrax Escrow Issuer Corporation
119,000 5.250%,  9/30/2028
f
95,755
United States Steel Corporation
153,000 6.875%,  3/1/2029
i
148,509
United States Steel Corporation,
Convertible
44,000 5.000%,  11/1/2026 88,000
Westlake Corporation
42,000 3.600%,  8/15/2026 39,464
Total 3,517,089
Capital Goods (3.7%)
Advanced Drainage Systems, Inc.
130,000 6.375%,  6/15/2030
f
126,316
AECOM
285,000 5.125%,  3/15/2027 274,312
Amsted Industries, Inc.
120,000 5.625%,  7/1/2027
f
113,839
ARD Finance SA
48,000 6.500%,  6/30/2027
f
33,386

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.0%) Value
Capital Goods (3.7%) - continued
Ardagh Packaging Finance plc/
Ardagh Holdings USA, Inc.
$ 200,000 5.250%,  8/15/2027
f
$ 149,548
109,000 5.250%,  8/15/2027
f
81,504
Boeing Company
94,000 4.875%,  5/1/2025 93,280
163,000 2.196%,  2/4/2026 148,096
63,000 3.250%,  3/1/2028 56,312
124,000 5.150%,  5/1/2030 120,979
Bombardier, Inc.
129,000 7.125%,  6/15/2026
f
125,158
154,000 7.875%,  4/15/2027
f
149,376
110,000 6.000%,  2/15/2028
f
101,719
Builders FirstSource, Inc.
80,000 5.000%,  3/1/2030
f
70,886
Canpack SA/Canpack US LLC
230,000 3.125%,  11/1/2025
f
201,521
Carrier Global Corporation
85,000 2.722%,  2/15/2030 71,561
Chart Industries, Inc.
49,000 7.500%,  1/1/2030
f
49,259
Clydesdale Acquisition Holdings,
Inc.
21,000 6.625%,  4/15/2029
f
19,966
41,000 8.750%,  4/15/2030
f
35,095
CNH Industrial Capital, LLC
25,000 1.950%,  7/2/2023 24,574
Cornerstone Building Brands, Inc.
105,000 6.125%,  1/15/2029
f
73,945
Covert Mergeco, Inc.
86,000 4.875%,  12/1/2029
f
70,457
CP Atlas Buyer, Inc.
125,000 7.000%,  12/1/2028
f,i
92,833
Crown Cork & Seal Company, Inc.
123,000 7.375%,  12/15/2026 126,630
General Electric Company
133,000
8.099%,  (LIBOR 3M +
3.330%), 3/15/2023
d,j
130,665
GFL Environmental, Inc.
103,000 4.000%,  8/1/2028
f
88,065
220,000 3.500%,  9/1/2028
f
193,416
Greenbrier Companies, Inc.,
Convertible
46,000 2.875%,  4/15/2028 40,549
H&E Equipment Services, Inc.
230,000 3.875%,  12/15/2028
f
195,912
Herc Holdings, Inc.
130,000 5.500%,  7/15/2027
f
121,257
Howmet Aerospace, Inc.
72,000 6.875%,  5/1/2025 73,884
317,000 3.000%,  1/15/2029 269,450
Huntington Ingalls Industries, Inc.
63,000 4.200%,  5/1/2030 57,181
Itron, Inc., Convertible
66,000 Zero Coupon,  3/15/2026 54,041
JELD-WEN, Inc.
56,000 4.625%,  12/15/2025
f
46,889
John Deere Capital Corporation
90,000 2.800%,  7/18/2029 80,179
42,000 3.900%,  6/7/2032 39,206
Principal
Amount Long-Term Fixed Income (74.0%) Value
Capital Goods (3.7%) - continued
Kaman Corporation, Convertible
$ 20,000 3.250%,  5/1/2024 $ 18,590
KBR, Inc., Convertible
62,000 2.500%,  11/1/2023 130,727
Lockheed Martin Corporation
40,000 4.950%,  10/15/2025 40,289
Mauser Packaging Solutions
Holding Company
95,000 5.500%,  4/15/2024
f
92,373
172,000 7.250%,  4/15/2025
f
159,051
MIWD Holdco II, LLC
160,000 5.500%,  2/1/2030
f
127,384
Nesco Holdings II, Inc.
145,000 5.500%,  4/15/2029
f
126,875
New Enterprise Stone and Lime
Company, Inc.
176,000 5.250%,  7/15/2028
f
156,283
OI European Group BV
179,000 4.750%,  2/15/2030
f
156,750
Otis Worldwide Corporation
71,000 2.056%,  4/5/2025 66,429
Owens-Brockway Glass Container,
Inc.
57,000 5.875%,  8/15/2023
f
56,594
Pactiv Evergreen Group
100,000 4.375%,  10/15/2028
f
89,340
Parker-Hannifin Corporation
42,000 2.700%,  6/14/2024 40,444
Patrick Industries, Inc., Convertible
43,000 1.000%,  2/1/2023 42,596
26,000 1.750%,  12/1/2028 21,221
PGT Innovations, Inc.
136,000 4.375%,  10/1/2029
f
113,865
Raytheon Technologies
Corporation
99,000 4.125%,  11/16/2028 94,754
Republic Services, Inc.
42,000 3.950%,  5/15/2028 39,895
Roller Bearing Company of
America, Inc.
30,000 4.375%,  10/15/2029
f
25,941
SRM Escrow Issuer, LLC
245,000 6.000%,  11/1/2028
f
219,201
Textron, Inc.
63,000 3.650%,  3/15/2027 58,730
Titan Acquisition, Ltd.
45,000 7.750%,  4/15/2026
f
40,526
TransDigm, Inc.
145,000 6.250%,  3/15/2026
f
142,998
418,000 5.500%,  11/15/2027 392,523
United Rentals North America, Inc.
177,000 4.875%,  1/15/2028 167,734
100,000 4.000%,  7/15/2030 85,480
Victors Merger Corporation
71,000 6.375%,  5/15/2029
f
39,050
Waste Connections, Inc.
23,000 3.200%,  6/1/2032 19,730
Waste Pro USA, Inc.
55,000 5.500%,  2/15/2026
f
48,571

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.0%) Value
Capital Goods (3.7%) - continued
WESCO Distribution, Inc.
$ 190,000 7.250%,  6/15/2028
f
$ 192,465
Total 6,807,655
Collateralized Mortgage Obligations (6.9%)
Arroyo Mortgage Trust
500,000
3.269%,  12/25/2056, Ser.
2022-1, Class A1B
f,g
441,628
Banc of America Alternative Loan
Trust
102,189
6.000%,  11/25/2035, Ser.
2005-10, Class 3CB1 86,853
Banc of America Mortgage
Securities Trust
105,458
3.870%,  9/25/2035, Ser.
2005-H, Class 3A1
d
93,998
Bear Stearns Adjustable Rate
Mortgage Trust
91,048
2.914%,  1/25/2034, Ser.
2003-8, Class 5A
d
76,415
25,275
5.230%,  (CMT 1Y + 2.300%),
10/25/2035, Ser. 2005-9,
Class A1
d
23,374
ChaseFlex Trust
160,392
6.500%,  2/25/2035, Ser.
2005-1, Class 1A5 134,065
CHL Mortgage Pass-Through Trust
86,994
3.412%,  12/20/2035, Ser.
2005-HYB8, Class 3A1
d
80,522
70,020
6.000%,  4/25/2037, Ser.
2007-3, Class A18 37,515
CHNGE Mortgage Trust
267,500
3.757%,  3/25/2067, Ser.
2022-2, Class A1
d,f
248,546
285,088
5.000%,  5/25/2067, Ser.
2022-3, Class A1
d,f
278,062
585,682
5.820%,  6/25/2067, Ser.
2022-NQM1, Class A3
f,g
565,498
391,043
6.000%,  10/25/2057, Ser.
2022-4, Class A1
f,g
386,191
Citigroup Mortgage Loan Trust,
Inc.
320,218
3.254%,  4/25/2037, Ser.
2007-AR5, Class 1A1A
d
270,850
Colony American Finance, Ltd.
300,000
2.239%,  3/28/2029, Ser.
2021-RTL1, Class A1
f
272,804
Countrywide Alternative Loan Trust
87,466
5.000%,  3/25/2035, Ser.
2005-3CB, Class 1A1 73,269
136,664
5.500%,  5/25/2035, Ser.
2005-J3, Class 1A5 98,940
50,241
5.500%,  10/25/2035, Ser.
2005-46CB, Class A8 35,934
33,070
5.500%,  2/25/2036, Ser.
2005-85CB, Class 2A2 26,010
Countrywide Home Loan
Mortgage Pass Through Trust
79,090
3.445%,  11/25/2035, Ser.
2005-22, Class 2A1
d
61,772
Credit Suisse Mortgage Trust
287,736
6.392%,  8/25/2067, Ser.
2022-ATH3, Class A3
d,f
279,937
Principal
Amount Long-Term Fixed Income (74.0%) Value
Collateralized Mortgage Obligations (6.9%) -
continued
$ 230,319
2.572%,  11/25/2066, Ser.
2022-NQM1, Class A2
d,f
$ 188,648
Deutsche Alt-A Securities, Inc.,
Mortgage Loan Trust
118,233
5.250%,  6/25/2035, Ser.
2005-3, Class 4A6 105,968
Federal Home Loan Mortgage
Corporation
383,422
3.500%,  8/15/2035, Ser.
345, Class C8
k
43,571
Federal Home Loan Mortgage
Corporation - REMIC
122,064
4.000%,  1/25/2051, Ser.
5249, Class LA 117,748
3,505,260
1.500%,  12/25/2050, Ser.
5107, Class IO
k
319,794
251,091
3.000%,  5/15/2027, Ser.
4046, Class GI
k
9,885
223,856
3.000%,  7/15/2027, Ser.
4084, Class NI
k
9,978
316,962
3.500%,  10/15/2032, Ser.
4119, Class KI
k
34,109
407,844
3.000%,  4/15/2033, Ser.
4203, Class DI
k
24,007
Federal National Mortgage
Association - REMIC
188,383
4.500%,  6/25/2052, Ser.
2022-43, Class MA 183,992
363,646
4.000%,  7/25/2052, Ser.
2022-37, Class PE 348,860
176,453
3.000%,  7/25/2027, Ser.
2012-73, Class DI
k
7,095
299,403
3.000%,  7/25/2027, Ser.
2012-74, Class AI
k
10,997
410,264
3.000%,  8/25/2027, Ser.
2012-95, Class HI
k
13,974
687,616
3.000%,  11/25/2027, Ser.
2012-121, Class BI
k
33,783
395,416
3.000%,  12/25/2027, Ser.
2012-139, Class DI
k
15,841
177,920
2.500%,  1/25/2028, Ser.
2012-152, Class AI
k
7,427
520,118
3.000%,  1/25/2028, Ser.
2012-147, Class EI
k
20,778
697,632
3.000%,  3/25/2028, Ser.
2013-18, Class IL
k
27,201
342,008
2.500%,  6/25/2028, Ser.
2013-87, Class IW
k
15,610
362,599
3.000%,  11/25/2031, Ser.
2013-69, Class IO
k
13,138
314,880
3.000%,  2/25/2033, Ser.
2013-1, Class YI
k
29,048
260,795
4.500%,  1/25/2046, Ser.
2022-68, Class BA 256,231
First Horizon Alternative Mortgage
Securities Trust
36,878
3.705%,  7/25/2035, Ser.
2005-AA5, Class 2A1
d
33,028
Flagstar Mortgage Trust
306,941
3.000%,  3/25/2050, Ser.
2020-1INV, Class A3
d,f
254,543
568,690
2.500%,  8/25/2051, Ser.
2021-6INV, Class A4
d,f
455,774

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.0%) Value
Collateralized Mortgage Obligations (6.9%) -
continued
$ 251,634
2.500%,  9/25/2041, Ser.
2021-9INV, Class A1
d,f
$ 218,565
FWD Securitization Trust
113,010
2.810%,  6/25/2049, Ser.
2019-INV1, Class A1
d,f
103,813
GCAT Trust
413,780
5.730%,  8/25/2067, Ser.
2022-NQM4, Class A3
f,g
395,422
Genworth Mortgage Insurance
Corporation
293,621
5.828%,  (SOFR30A +
1.900%), 2/25/2034, Ser.
2021-3, Class M1A
d,f
292,270
GMAC Mortgage Corporation
Loan Trust
31,872
3.169%,  5/25/2035, Ser.
2005-AR2, Class 4A
d
27,420
2,805
3.560%,  9/19/2035, Ser.
2005-AR5, Class 5A1
d
2,599
Home RE, Ltd.
200,000
7.428%,  (SOFR30A +
3.500%), 10/25/2034, Ser.
2022-1, Class M1B
d,f
195,079
IndyMac IMJA Mortgage Loan
Trust
81,159
6.250%,  11/25/2037, Ser.
2007-A3, Class A1 37,684
IndyMac INDA Mortgage Loan
Trust
547,039
3.377%,  8/25/2036, Ser.
2006-AR1, Class A1
d
429,622
J.P. Morgan Mortgage Trust
222,915
2.774%,  5/25/2052, Ser.
2021-LTV2, Class A2
d,f
173,369
39,676
6.500%,  1/25/2035, Ser.
2005-S1, Class 1A2 39,290
38,573
4.001%,  7/25/2035, Ser.
2007-A1, Class 2A1
d
35,565
LHOME Mortgage Trust
500,000
2.363%,  9/25/2026, Ser.
2021-RTL3, Class A1
f,g
465,745
MASTR Alternative Loans Trust
60,114
5.000%,  3/25/2055, Ser.
2004-10, Class 3A1 48,386
Merrill Lynch Alternative Note
Asset Trust
165,917
6.000%,  3/25/2037, Ser.
2007-F1, Class 2A1 67,661
MortgageIT Trust
530,524
4.849%,  (LIBOR 1M +
0.460%), 6/25/2047, Ser.
2007-1, Class 1A1
d
425,759
New York Mortgage Trust
93,134
2.944%,  10/25/2060, Ser.
2020-SP2, Class A1
d,f
89,878
Onslow Bay Mortgage Loan Trust
336,105
5.700%,  8/25/2062, Ser.
2022-NQM7, Class A3
f,g
322,676
Preston Ridge Partners Mortgage
Trust, LLC
350,000
3.474%,  7/25/2026, Ser.
2021-6, Class A2
f,g
289,362
Principal
Amount Long-Term Fixed Income (74.0%) Value
Collateralized Mortgage Obligations (6.9%) -
continued
Radnor Re, Ltd.
$ 382,618
7.089%,  (LIBOR 1M +
2.700%), 3/25/2028, Ser.
2018-1, Class M2
d,f
$ 382,661
400,000
7.678%,  (SOFR30A +
3.750%), 9/25/2032, Ser.
2022-1, Class M1A
d,f
396,064
Residential Accredit Loans, Inc.
Trust
141,344
6.000%,  8/25/2035, Ser.
2005-QS10, Class 2A 117,128
57,168
6.000%,  1/25/2037, Ser.
2007-QS1, Class 1A1 43,283
64,099
6.250%,  4/25/2037, Ser.
2007-QS6, Class A6 50,838
Residential Asset Securitization
Trust
299,038
5.500%,  4/25/2035, Ser.
2005-A1, Class A3 280,333
ROC Securities Trust Series
600,000
2.487%,  8/25/2026, Ser.
2021-RTL1, Class A1
d,f
562,030
Starwood Mortgage Residential
Trust
37,397
3.970%,  4/25/2060, Ser.
2020-2, Class A2
d,f
37,279
Toorak Mortgage Corporation, Ltd.
248,245
2.734%,  3/25/2023, Ser.
2020-1, Class A1
f,g
239,769
Verus Securitization Trust
408,550
2.137%,  10/25/2066, Ser.
2021-7, Class A2
d,f
335,583
244,050
2.491%,  11/25/2066, Ser.
2021-8, Class A3
d,f
202,805
266,928
2.226%,  5/25/2060, Ser.
2020-2, Class A1
d,f
255,990
Washington Mutual Mortgage
Pass-Through Certificates
96,704
6.000%,  3/25/2035, Ser.
2005-1, Class 2A 78,526
Total 12,795,665
Commercial Mortgage-Backed Securities (0.8%)
BANK 2021-BNK36
200,000
2.470%,  9/15/2064, Ser.
2021-BN36, Class A5 163,031
BANK 2021-BNK37
375,000
2.618%,  11/15/2064, Ser.
2021-BN37, Class A5
d
308,727
BANK 2022-BNK39
3,993,087
0.427%,  2/15/2055, Ser.
2022-BNK39, Class XA
d,k
116,274
325,000
2.928%,  2/15/2055, Ser.
2022-BNK39, Class A4 274,237
BBCMS Mortgage Trust
1,635,908
0.740%,  2/15/2055, Ser.
2022-C14, Class XA
d,k
70,930
1,998,951
1.152%,  9/15/2055, Ser.
2022-C17, Class XA
d,k
161,455
200,000
2.689%,  11/15/2054, Ser.
2021-C12, Class A5 165,553

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.0%) Value
Commercial Mortgage-Backed Securities (0.8%)
- continued
BFLD Trust
$ 325,000
6.018%,  (LIBOR 1M +
1.700%), 10/15/2035, Ser.
2020-EYP, Class B
d,f
$ 298,048
Total 1,558,255
Communications Services (4.9%)
Allen Media, LLC/Allen Media Co-
Issuer, Inc.
123,000 10.500%,  2/15/2028
f
46,740
Altice Financing SA
60,000 5.750%,  8/15/2029
f
47,194
Altice France SA
45,000 8.125%,  2/1/2027
f
40,990
176,000 5.125%,  7/15/2029
f
131,955
119,000 5.500%,  10/15/2029
f
90,741
American Tower Corporation
49,000 3.375%,  5/15/2024 47,682
84,000 4.400%,  2/15/2026 81,852
41,000 1.450%,  9/15/2026 35,774
63,000 3.800%,  8/15/2029 57,152
AT&T, Inc.
123,000 4.300%,  2/15/2030 115,816
Cable One, Inc., Convertible
76,000 1.125%,  3/15/2028 56,468
CCO Holdings, LLC
77,000 5.500%,  5/1/2026
f
74,544
190,000 5.125%,  5/1/2027
f
177,093
136,000 6.375%,  9/1/2029
f
127,805
269,000 4.750%,  3/1/2030
f
231,990
290,000 4.750%,  2/1/2032
f
235,103
133,000 4.250%,  1/15/2034
f
98,160
Cengage Learning, Inc.
102,000 9.500%,  6/15/2024
f,i
97,282
Charter Communications
Operating, LLC
60,000 4.500%,  2/1/2024 59,291
59,000 4.908%,  7/23/2025 57,826
63,000 5.050%,  3/30/2029 59,273
Clear Channel Worldwide
Holdings, Inc.
121,000 5.125%,  8/15/2027
f
104,846
119,000 7.750%,  4/15/2028
f
86,871
Comcast Corporation
125,000 5.250%,  11/7/2025 126,638
50,000 2.350%,  1/15/2027 45,430
105,000 3.400%,  4/1/2030 95,743
Consolidated Communications,
Inc.
128,000 5.000%,  10/1/2028
f
94,396
43,000 6.500%,  10/1/2028
f
33,414
Crown Castle International
Corporation
71,000 2.900%,  3/15/2027 64,578
CSC Holdings, LLC
149,000 5.375%,  2/1/2028
f
120,131
150,000 6.500%,  2/1/2029
f
122,625
229,000 4.125%,  12/1/2030
f
161,635
Cumulus Media New Holdings,
Inc.
59,000 6.750%,  7/1/2026
f
49,560
Principal
Amount Long-Term Fixed Income (74.0%) Value
Communications Services (4.9%) - continued
Deutsche Telekom International
Finance BV
$ 144,000 8.750%,  6/15/2030 $ 169,813
DIRECTV Holdings, LLC
183,000 5.875%,  8/15/2027
f
163,723
DISH DBS Corporation
50,000 5.875%,  11/15/2024 46,462
65,000 5.250%,  12/1/2026
f
54,752
53,000 7.375%,  7/1/2028 37,497
92,000 5.750%,  12/1/2028
f
73,427
77,000 5.125%,  6/1/2029 49,673
Entercom Media Corporation
186,000 6.500%,  5/1/2027
f
34,995
Frontier Communications
Corporation
58,000 6.750%,  5/1/2029
f
47,981
Frontier Communications
Holdings, LLC
157,000 5.875%,  10/15/2027
f
145,785
38,000 8.750%,  5/15/2030
f
38,636
GCI, LLC
185,000 4.750%,  10/15/2028
f
155,415
Gray Escrow II, Inc.
275,000 5.375%,  11/15/2031
f
198,179
Gray Television, Inc.
115,000 4.750%,  10/15/2030
f
83,187
Hughes Satellite Systems
Corporation
60,000 6.625%,  8/1/2026 55,964
iHeartCommunications, Inc.
140,000 4.750%,  1/15/2028
f
114,008
Iliad Holding SASU
179,000 6.500%,  10/15/2026
f
166,014
Lamar Media Corporation
78,000 3.625%,  1/15/2031 64,485
LCPR Senior Secured Financing
DAC
103,000 6.750%,  10/15/2027
f
96,305
Level 3 Financing, Inc.
181,000 4.625%,  9/15/2027
f
150,682
230,000 4.250%,  7/1/2028
f
181,171
Liberty Interactive, LLC,
Convertible
45,000 1.750%,  9/30/2046
f
43,560
Lumen Technologies, Inc.
98,000 5.125%,  12/15/2026
f
85,191
Magallanes, Inc.
47,000 3.638%,  3/15/2025
f
44,695
141,000 4.054%,  3/15/2029
f
121,982
46,000 4.279%,  3/15/2032
f
37,893
Meta Platforms, Inc.
43,000 3.500%,  8/15/2027 40,076
Netflix, Inc.
100,000 4.875%,  4/15/2028 96,559
NTT Finance Corporation
51,000 1.162%,  4/3/2026
f
45,102
Omnicom Group, Inc.
63,000 4.200%,  6/1/2030 58,745
Paramount Global
85,000 6.375%,  3/30/2062
d
69,488
41,000 4.750%,  5/15/2025 40,364

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.0%) Value
Communications Services (4.9%) - continued
Playtika Holding Corporation
$ 129,000 4.250%,  3/15/2029
f
$ 101,259
Radiate Holdco, LLC
65,000 6.500%,  9/15/2028
f
27,236
Rogers Communications, Inc.
70,000 5.250%,  3/15/2082
d,f
61,769
Scripps Escrow II, Inc.
56,000 3.875%,  1/15/2029
f
44,940
55,000 5.375%,  1/15/2031
f,i
44,083
Scripps Escrow, Inc.
100,000 5.875%,  7/15/2027
f
89,250
Sinclair Television Group, Inc.
246,000 5.500%,  3/1/2030
f
172,011
Sirius XM Radio, Inc.
145,000 5.000%,  8/1/2027
f
134,032
165,000 4.000%,  7/15/2028
f
143,600
30,000 4.125%,  7/1/2030
f
24,756
Sprint Capital Corporation
251,000 6.875%,  11/15/2028 260,523
265,000 8.750%,  3/15/2032 315,377
Sprint Corporation
133,000 7.625%,  2/15/2025 137,300
Take-Two Interactive Software, Inc.
90,000 3.300%,  3/28/2024 87,895
TEGNA, Inc.
211,000 4.625%,  3/15/2028 200,387
Telesat Canada
70,000 4.875%,  6/1/2027
f
31,438
25,000 6.500%,  10/15/2027
f
7,231
T-Mobile USA, Inc.
50,000 3.500%,  4/15/2025 48,085
20,000 2.875%,  2/15/2031 16,527
United States Cellular Corporation
125,000 6.700%,  12/15/2033 110,275
Uniti Group, Inc., Convertible
13,000 7.500%,  12/1/2027
f
11,993
Uniti Group, LP
186,000 4.750%,  4/15/2028
f
148,800
Univision Communications, Inc.
201,000 6.625%,  6/1/2027
f
193,927
Verizon Communications, Inc.
84,000 2.100%,  3/22/2028 72,902
132,000 3.150%,  3/22/2030 116,403
106,000 2.550%,  3/21/2031 87,170
94,000 2.355%,  3/15/2032 74,514
Viasat, Inc.
35,000 6.500%,  7/15/2028
f
26,258
Vodafone Group plc
48,000 7.000%,  4/4/2079
d
48,261
VTR Finance NV
80,000 6.375%,  7/15/2028
f
30,424
VZ Secured Financing BV
207,000 5.000%,  1/15/2032
f
168,213
Walt Disney Company
42,000 3.800%,  3/22/2030 39,145
YPSO Finance BIS SA
62,000 10.500%,  5/15/2027
f
47,275
Total 9,011,666
Principal
Amount Long-Term Fixed Income (74.0%) Value
Consumer Cyclical (6.3%)
1011778 B.C., ULC
$ 205,000 4.375%,  1/15/2028
f
$ 183,558
Allied Universal Holdco, LLC
60,000 6.625%,  7/15/2026
f
54,900
190,000 4.625%,  6/1/2028
f
156,927
109,000 6.000%,  6/1/2029
f
79,108
Allison Transmission, Inc.
27,000 4.750%,  10/1/2027
f
25,038
190,000 3.750%,  1/30/2031
f
156,275
Amazon.com, Inc.
84,000 1.650%,  5/12/2028 72,114
42,000 1.500%,  6/3/2030 33,749
86,000 4.700%,  12/1/2032 85,125
American Axle & Manufacturing,
Inc.
249,000 6.500%,  4/1/2027 224,594
Arko Corporation
88,000 5.125%,  11/15/2029
f
69,098
Ashton Woods USA, LLC
80,000 4.625%,  8/1/2029
f
64,058
30,000 4.625%,  4/1/2030
f
24,078
Best Buy Company, Inc.
42,000 1.950%,  10/1/2030 33,232
Bloomin' Brands, Inc., Convertible
2,000 5.000%,  5/1/2025 3,625
Boyd Gaming Corporation
105,000 4.750%,  6/15/2031
f
91,350
Boyne USA, Inc.
80,000 4.750%,  5/15/2029
f
70,804
Brookfield Residential Properties,
Inc.
225,000 6.250%,  9/15/2027
f
199,822
Burlington Stores, Inc., Convertible
88,000 2.250%,  4/15/2025 101,200
Caesars Entertainment, Inc.
218,000 6.250%,  7/1/2025
f
211,825
55,000 8.125%,  7/1/2027
f
54,040
136,000 4.625%,  10/15/2029
f
110,678
Carnival Corporation
113,000 10.500%,  2/1/2026
f
113,538
143,000 7.625%,  3/1/2026
f,i
113,341
211,000 5.750%,  3/1/2027
f
150,662
56,000 4.000%,  8/1/2028
f
45,663
Cedar Fair, LP
65,000 5.375%,  4/15/2027 62,075
139,000 5.250%,  7/15/2029 124,829
Churchill Downs, Inc.
75,000 4.750%,  1/15/2028
f
67,115
Cinemark USA, Inc.
202,000 5.875%,  3/15/2026
f,i
168,257
Clarios Global, LP
55,000 8.500%,  5/15/2027
f
53,707
Cracker Barrel Old Country Store,
Inc., Convertible
33,000 0.625%,  6/15/2026 28,174
D.R. Horton, Inc.
21,000 2.600%,  10/15/2025 19,552
Daimler Finance North America,
LLC
63,000 1.450%,  3/2/2026
f
56,353

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.0%) Value
Consumer Cyclical (6.3%) - continued
Dana, Inc.
$ 155,000 5.625%,  6/15/2028 $ 140,998
Empire Communities Corporation
99,000 7.000%,  12/15/2025
f
89,512
Expedia Group, Inc.
72,000 4.625%,  8/1/2027 69,073
73,000 3.250%,  2/15/2030 61,926
Expedia Group, Inc., Convertible
47,000 Zero Coupon,  2/15/2026 40,934
Ford Motor Company
222,000 3.250%,  2/12/2032 166,487
127,000 6.100%,  8/19/2032 117,266
Ford Motor Company, Convertible
120,000 Zero Coupon,  3/15/2026 113,220
Ford Motor Credit Company, LLC
200,000 2.300%,  2/10/2025 182,576
220,000 4.134%,  8/4/2025 205,918
384,000 2.700%,  8/10/2026 333,466
80,000 2.900%,  2/10/2029 63,901
Forestar Group, Inc.
97,000 3.850%,  5/15/2026
f
85,039
FTI Consulting, Inc., Convertible
35,000 2.000%,  8/15/2023 55,055
General Motors Company
41,000 6.125%,  10/1/2025 41,726
63,000 6.800%,  10/1/2027 65,393
General Motors Financial
Company, Inc.
80,000 3.950%,  4/13/2024 78,424
38,000 1.200%,  10/15/2024 35,179
145,000 2.900%,  2/26/2025 137,337
41,000 2.750%,  6/20/2025 38,380
44,000 5.700%,  9/30/2030
d,j
37,240
Goodyear Tire & Rubber Company
70,000 5.000%,  7/15/2029 58,390
55,000 5.250%,  7/15/2031 44,987
Guitar Center Escrow Issuer II, Inc.
41,000 8.500%,  1/15/2026
f
33,696
Hanesbrands, Inc.
118,000 4.875%,  5/15/2026
f
105,441
Hilton Domestic Operating
Company, Inc.
262,000 4.875%,  1/15/2030 237,427
57,000 3.625%,  2/15/2032
f
45,646
Hilton Grand Vacations Borrower
Escrow, LLC
175,000 5.000%,  6/1/2029
f
150,500
Home Depot, Inc.
68,000 3.250%,  4/15/2032 60,423
Hyundai Capital America
34,000 1.800%,  10/15/2025
f
30,580
63,000 3.000%,  2/10/2027
f
56,537
40,000 2.100%,  9/15/2028
f
32,830
International Game Technology plc
182,000 5.250%,  1/15/2029
f
169,598
Jacobs Entertainment, Inc.
83,000 6.750%,  2/15/2029
f
74,918
KB Home
100,000 4.800%,  11/15/2029 86,959
Kohl's Corporation
39,000 3.375%,  5/1/2031 27,337
Principal
Amount Long-Term Fixed Income (74.0%) Value
Consumer Cyclical (6.3%) - continued
L Brands, Inc.
$ 252,000 6.625%,  10/1/2030
f
$ 236,478
30,000 6.875%,  11/1/2035 26,667
Lennar Corporation
20,000 5.875%,  11/15/2024 20,086
41,000 4.750%,  5/30/2025 40,738
Lowe's Companies, Inc.
62,000 4.000%,  4/15/2025 60,793
98,000 4.500%,  4/15/2030 93,918
Macy's Retail Holdings, LLC
120,000 5.875%,  4/1/2029
f
106,248
Magic MergerCo, Inc.
100,000 5.250%,  5/1/2028
f
80,453
Marriott International, Inc.
41,000 5.000%,  10/15/2027 40,456
62,000 4.625%,  6/15/2030 57,853
Marriott Vacations Worldwide
Corporation,  Convertible
69,000 Zero Coupon,  1/15/2026 67,275
Mattamy Group Corporation
115,000 5.250%,  12/15/2027
f
101,986
McDonald's Corporation
56,000 3.800%,  4/1/2028 53,584
MGM Resorts International
95,000 6.000%,  3/15/2023 94,663
205,000 5.750%,  6/15/2025 199,235
NCL Corporation, Ltd.
151,000 3.625%,  12/15/2024
f
129,008
39,000 5.875%,  3/15/2026
f
30,633
62,000 5.875%,  2/15/2027
f
53,711
Nissan Motor Company, Ltd.
70,000 3.043%,  9/15/2023
f
68,584
Nordstrom, Inc.
64,000 4.250%,  8/1/2031 45,766
O'Reilly Automotive, Inc.
63,000 3.900%,  6/1/2029 58,652
PENN Entertainment, Inc.
170,000 4.125%,  7/1/2029
f
134,301
PetSmart, Inc./PetSmart Finance
Corporation
195,000 4.750%,  2/15/2028
f
176,574
117,000 7.750%,  2/15/2029
f
109,886
Prime Security Services Borrower,
LLC/Prime Finance, Inc.
244,000 5.750%,  4/15/2026
f
234,850
108,000 6.250%,  1/15/2028
f
98,297
Realogy Group, LLC
165,000 5.750%,  1/15/2029
f
124,804
Royal Caribbean Cruises, Ltd.
59,000 11.500%,  6/1/2025
f
63,278
202,000 4.250%,  7/1/2026
f
163,286
143,000 9.250%,  1/15/2029
f
146,947
Scientific Games International, Inc.
217,000 7.250%,  11/15/2029
f
208,320
SeaWorld Parks and
Entertainment, Inc.
61,000 5.250%,  8/15/2029
f
53,113
Six Flags Theme Parks, Inc.
38,000 7.000%,  7/1/2025
f
38,259
Staples, Inc.
118,000 7.500%,  4/15/2026
f
101,560

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.0%) Value
Consumer Cyclical (6.3%) - continued
$ 124,000 10.750%,  4/15/2027
f,i
$ 89,292
Station Casinos, LLC
107,000 4.625%,  12/1/2031
f
85,833
Tapestry, Inc.
45,000 3.050%,  3/15/2032 35,024
Target Corporation
42,000 2.350%,  2/15/2030 35,651
Toyota Motor Credit Corporation
63,000 1.900%,  4/6/2028 54,777
50,000 4.450%,  6/29/2029 48,953
Travel + Leisure Company
100,000 6.625%,  7/31/2026
f
97,826
Tripadvisor, Inc.
30,000 7.000%,  7/15/2025
f
29,641
Uber Technologies, Inc.
135,000 6.250%,  1/15/2028
f,i
129,600
Vail Resorts, Inc., Convertible
82,000 Zero Coupon,  1/1/2026 76,055
VICI Properties, LP/VICI Note
Company, Inc.
58,000 4.625%,  6/15/2025
f
55,608
45,000 4.500%,  9/1/2026
f
42,348
202,000 5.750%,  2/1/2027
f
196,902
129,000 3.750%,  2/15/2027
f
117,099
Viking Cruises, Ltd.
86,000 5.875%,  9/15/2027
f
70,104
Volkswagen Group of America
Finance, LLC
99,000 4.250%,  11/13/2023
f
98,032
21,000 3.350%,  5/13/2025
f
20,055
Wabash National Corporation
141,000 4.500%,  10/15/2028
f
120,074
Walmart, Inc.
84,000 3.950%,  9/9/2027 82,840
Wyndham Hotels & Resorts, Inc.
60,000 4.375%,  8/15/2028
f
53,832
Yum! Brands, Inc.
192,000 4.750%,  1/15/2030
f
176,160
Total 11,518,751
Consumer Non-Cyclical (5.2%)
1375209 BC, Ltd.
107,000 9.000%,  1/30/2028
f
104,191
Abbott Laboratories
151,000 1.400%,  6/30/2030 119,949
AbbVie, Inc.
268,000 3.600%,  5/14/2025 259,731
Albertson's Companies, Inc.
184,000 4.625%,  1/15/2027
f
170,912
188,000 3.500%,  3/15/2029
f
157,730
Altria Group, Inc.
42,000 4.800%,  2/14/2029 40,300
Anheuser-Busch InBev Worldwide,
Inc.
90,000 4.000%,  4/13/2028 85,659
84,000 4.750%,  1/23/2029 82,916
Aramark Services, Inc.
189,000 5.000%,  2/1/2028
f
176,325
AstraZeneca Finance, LLC
98,000 1.750%,  5/28/2028 84,118
Principal
Amount Long-Term Fixed Income (74.0%) Value
Consumer Non-Cyclical (5.2%) - continued
AstraZeneca plc
$ 85,000 0.700%,  4/8/2026 $ 74,725
Avantor Funding, Inc.
119,000 4.625%,  7/15/2028
f
108,128
B&G Foods, Inc.
59,000 5.250%,  9/15/2027 45,246
BAT Capital Corporation
43,000 7.750%,  10/19/2032 46,250
BAT International Finance plc
41,000 1.668%,  3/25/2026 36,328
Bausch Health Companies, Inc.
55,000 5.500%,  11/1/2025
f,i
46,723
120,000 4.875%,  6/1/2028
f
76,325
191,000 11.000%,  9/30/2028
f
148,950
Baxter International, Inc.
45,000 2.539%,  2/1/2032 35,748
Becton, Dickinson and Company
63,000 2.823%,  5/20/2030 54,070
BioMarin Pharmaceutical, Inc.,
Convertible
87,000 1.250%,  5/15/2027 93,487
Bio-Rad Laboratories, Inc.
70,000 3.300%,  3/15/2027 64,692
Bristol-Myers Squibb Company
69,000 2.950%,  3/15/2032 60,028
Bunge, Ltd. Finance Corporation
97,000 2.750%,  5/14/2031 79,610
Cargill, Inc.
88,000 2.125%,  11/10/2031
f
69,470
Central Garden & Pet Company
145,000 4.125%,  10/15/2030 119,104
Cheplapharm Arzneimittel GmbH
20,000 5.500%,  1/15/2028
f
16,724
Chobani, LLC/Chobani Finance
Corporation, Inc.
150,000 4.625%,  11/15/2028
f
130,592
Community Health Systems, Inc.
36,000 8.000%,  12/15/2027
f
32,583
75,000 6.000%,  1/15/2029
f
62,736
112,000 6.875%,  4/15/2029
f
57,564
Conagra Brands, Inc.
38,000 4.300%,  5/1/2024 37,477
Constellation Brands, Inc.
84,000 3.150%,  8/1/2029 73,614
Coty, Inc.
110,000 5.000%,  4/15/2026
f
104,310
CVS Health Corporation
33,000 4.300%,  3/25/2028 31,919
Diageo Capital plc
50,000 1.375%,  9/29/2025 45,845
39,000 2.000%,  4/29/2030 32,034
Edgewell Personal Care Company
80,000 5.500%,  6/1/2028
f
74,818
Embecta Corporation
48,000 6.750%,  2/15/2030
f
43,320
Encompass Health Corporation
235,000 4.500%,  2/1/2028 213,474
Energizer Holdings, Inc.
25,000 4.750%,  6/15/2028
f
21,665
130,000 4.375%,  3/31/2029
f
110,247

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.0%) Value
Consumer Non-Cyclical (5.2%) - continued
Estee Lauder Companies, Inc.
$ 42,000 1.950%,  3/15/2031 $ 33,967
Gilead Sciences, Inc.
63,000 2.950%,  3/1/2027 58,607
HCA, Inc.
244,000 5.375%,  2/1/2025 243,705
88,000 5.875%,  2/1/2029 87,725
HFC Prestige Products, Inc.
174,000 4.750%,  1/15/2029
f
157,470
HLF Financing SARL, LLC
291,000 4.875%,  6/1/2029
f
200,432
Imperial Brands Finance plc
34,000 3.125%,  7/26/2024
f
32,503
Ionis Pharmaceuticals, Inc.,
Convertible
24,000 0.125%,  12/15/2024 21,794
42,000 Zero Coupon,  4/1/2026 38,771
Jazz Investments I, Ltd.,
Convertible
87,000 2.000%,  6/15/2026 103,421
Jazz Securities DAC
78,000 4.375%,  1/15/2029
f
69,510
JBS USA LUX SA/JBS USA Food
Company/JBS USA Finance,
Inc.
114,000 2.500%,  1/15/2027
f
99,718
49,000 3.625%,  1/15/2032
f
39,690
Johnson & Johnson
129,000 4.375%,  12/5/2033 126,824
Kraft Heinz Foods Company
113,000 3.875%,  5/15/2027 107,960
Kroger Company
42,000 4.500%,  1/15/2029 40,451
Lamb Weston Holdings, Inc.
82,000 4.125%,  1/31/2030
f
72,422
Mattel, Inc.
297,000 3.375%,  4/1/2026
f
273,063
McKesson Corporation
41,000 0.900%,  12/3/2025 36,406
134,000 1.300%,  8/15/2026 117,844
Mozart Debt Merger Sub, Inc.
122,000 3.875%,  4/1/2029
f
98,327
96,000 5.250%,  10/1/2029
f
76,250
Mylan, Inc.
34,000 4.200%,  11/29/2023 33,651
Newell Brands, Inc.
111,000 4.450%,  4/1/2026 104,428
Organon & Company
138,000 4.125%,  4/30/2028
f
122,185
Owens & Minor, Inc.
103,000 6.625%,  4/1/2030
f
88,518
PepsiCo, Inc.
81,000 3.600%,  2/18/2028 77,551
90,000 1.950%,  10/21/2031 72,726
Performance Food Group, Inc.
87,000 4.250%,  8/1/2029
f
75,396
Perrigo Finance Unlimited
Company
225,000 4.375%,  3/15/2026 208,708
Philip Morris International, Inc.
43,000 5.625%,  11/17/2029 43,623
Principal
Amount Long-Term Fixed Income (74.0%) Value
Consumer Non-Cyclical (5.2%) - continued
$ 43,000 5.750%,  11/17/2032 $ 43,835
Pilgrim's Pride Corporation
120,000 3.500%,  3/1/2032
f
93,900
Post Holdings, Inc.
105,000 5.750%,  3/1/2027
f
101,543
75,000 5.625%,  1/15/2028
f
70,601
56,000 5.500%,  12/15/2029
f
50,675
119,000 4.500%,  9/15/2031
f
100,039
Post Holdings, Inc., Convertible
108,000 2.500%,  8/15/2027
f
113,422
Primo Water Holdings, Inc.
119,000 4.375%,  4/30/2029
f
102,767
Procter & Gamble Company
42,000 1.200%,  10/29/2030 32,954
Roche Holdings, Inc.
39,000 1.930%,  12/13/2028
f
33,329
68,000 2.076%,  12/13/2031
f
55,323
Royalty Pharma plc
97,000 1.200%,  9/2/2025 86,809
Scotts Miracle-Gro Company
89,000 4.500%,  10/15/2029 72,090
SEG Holding, LLC
195,000 5.625%,  10/15/2028
f
183,300
Simmons Foods, Inc.
208,000 4.625%,  3/1/2029
f
169,323
Spectrum Brands, Inc.
95,000 5.000%,  10/1/2029
f
82,216
60,000 5.500%,  7/15/2030
f
52,952
Stryker Corporation
85,000 3.650%,  3/7/2028 80,747
Syneos Health, Inc.
145,000 3.625%,  1/15/2029
f
115,470
Sysco Corporation
42,000 5.950%,  4/1/2030 43,468
Takeda Pharmaceutical Company,
Ltd.
75,000 5.000%,  11/26/2028 74,360
Tenet Healthcare Corporation
45,000 4.625%,  7/15/2024 43,887
102,000 6.250%,  2/1/2027
f
97,972
435,000 5.125%,  11/1/2027
f
404,654
55,000 6.125%,  10/1/2028
f
49,243
Teva Pharmaceutical Finance
Netherlands III BV
288,000 3.150%,  10/1/2026 251,856
Thermo Fisher Scientific, Inc.
44,000 4.950%,  11/21/2032 44,620
Topgolf Callaway Brands
Corporation, Convertible
40,000 2.750%,  5/1/2026 52,025
TreeHouse Foods, Inc.
196,000 4.000%,  9/1/2028 166,600
United Natural Foods, Inc.
87,000 6.750%,  10/15/2028
f
83,592
Winnebago Industries, Inc.,
Convertible
45,000 1.500%,  4/1/2025 47,194
Zoetis, Inc.
110,000 3.900%,  8/20/2028 104,487
Total 9,598,536

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.0%) Value
Energy (5.1%)
Antero Resources Corporation
$ 135,000 5.375%,  3/1/2030
f
$ 125,160
Archrock Partners, LP/Archrock
Partners Finance Corporation
167,000 6.250%,  4/1/2028
f
152,807
Blue Racer Midstream, LLC/Blue
Racer Finance Corporation
37,000 7.625%,  12/15/2025
f
36,724
82,000 6.625%,  7/15/2026
f
79,374
BP Capital Markets America, Inc.
169,000 4.234%,  11/6/2028 163,738
BP Capital Markets plc
74,000 4.875%,  3/22/2030
d,j
64,750
Buckeye Partners, LP
130,000 3.950%,  12/1/2026 116,311
Callon Petroleum Company
117,000 8.250%,  7/15/2025 116,415
63,000 7.500%,  6/15/2030
f
57,645
Canadian Natural Resources, Ltd.
105,000 2.050%,  7/15/2025 97,685
Cheniere Corpus Christi Holdings,
LLC
86,000 5.875%,  3/31/2025 86,522
Cheniere Energy Partners, LP
102,000 4.500%,  10/1/2029 91,721
91,000 3.250%,  1/31/2032 72,318
Cheniere Energy, Inc.
139,000 4.625%,  10/15/2028 125,638
Chesapeake Energy Corporation
212,000 6.750%,  4/15/2029
f
206,403
CNX Resources Corporation
97,000 6.000%,  1/15/2029
f
89,254
CNX Resources Corporation,
Convertible
57,000 2.250%,  5/1/2026 83,562
Comstock Resources, Inc.
62,000 6.750%,  3/1/2029
f
55,955
95,000 5.875%,  1/15/2030
f
81,671
Continental Resources, Inc.
63,000 4.375%,  1/15/2028 57,724
40,000 5.750%,  1/15/2031
f
37,234
CQP Holdco, LP/BIP-V Chinnok
Holdco, LLC
113,000 5.500%,  6/15/2031
f
98,707
CrownRock Finance, Inc.
144,000 5.625%,  10/15/2025
f
138,960
Devon Energy Corporation
83,000 4.500%,  1/15/2030 77,272
Diamondback Energy, Inc.
21,000 3.125%,  3/24/2031 17,389
DT Midstream, Inc.
190,000 4.125%,  6/15/2029
f
163,231
35,000 4.375%,  6/15/2031
f
29,361
Enbridge, Inc.
90,000 7.375%,  1/15/2083
d
87,218
50,000 7.625%,  1/15/2083
d
49,316
42,000 3.700%,  7/15/2027 39,315
Endeavor Energy Resources, LP
130,000 5.750%,  1/30/2028
f
124,478
Enerflex, Ltd.
78,000 9.000%,  10/15/2027
f
77,785
Principal
Amount Long-Term Fixed Income (74.0%) Value
Energy (5.1%) - continued
Energy Transfer, LP
$ 42,000 4.200%,  9/15/2023 $ 41,736
116,000 5.875%,  1/15/2024 116,292
50,000 6.750%,  5/15/2025
d,j
43,250
48,000 6.500%,  11/15/2026
d,j
41,280
63,000 3.750%,  5/15/2030 55,546
EnLink Midstream Partners, LP
205,000 4.850%,  7/15/2026 192,706
Enterprise Products Operating,
LLC
42,000 4.150%,  10/16/2028 39,770
53,000
7.630%,  (LIBOR 3M +
2.986%), 8/16/2077
d
47,969
EQM Midstream Partners, LP
99,000 4.750%,  1/15/2031
f
80,932
EQT Corporation
40,000 3.900%,  10/1/2027 36,927
EQT Corporation, Convertible
38,000 1.750%,  5/1/2026 88,236
Equinor ASA
43,000 2.875%,  4/6/2025 41,203
Ferrellgas, LP
102,000 5.375%,  4/1/2026
f
92,784
Halliburton Company
42,000 2.920%,  3/1/2030 36,007
Harvest Midstream, LP
236,000 7.500%,  9/1/2028
f
225,248
Hess Corporation
27,000 3.500%,  7/15/2024 26,214
Hess Midstream Operations, LP
120,000 5.625%,  2/15/2026
f
116,890
72,000 5.500%,  10/15/2030
f
65,870
Hilcorp Energy I, LP/Hilcorp
Finance Company
115,000 5.750%,  2/1/2029
f
102,358
181,000 6.250%,  4/15/2032
f
156,188
Holly Energy Partners, LP/Holly
Energy Finance Corporation
141,000 6.375%,  4/15/2027
f
138,531
Howard Midstream Energy
Partners, LLC
152,000 6.750%,  1/15/2027
f
145,699
ITT Holdings, LLC
132,000 6.500%,  8/1/2029
f
111,162
Laredo Petroleum, Inc.
222,000 7.750%,  7/31/2029
f
199,819
Marathon Oil Corporation
42,000 4.400%,  7/15/2027 40,109
Marathon Petroleum Corporation
181,000 4.700%,  5/1/2025 178,232
MEG Energy Corporation
131,000 7.125%,  2/1/2027
f
133,606
MPLX, LP
70,000 6.875%,  2/15/2023
d,j
68,950
105,000 1.750%,  3/1/2026 93,594
Murphy Oil Corporation
107,000 5.875%,  12/1/2027 102,965
Nabors Industries, Ltd.
160,000 7.250%,  1/15/2026
f
150,784
National Fuel Gas Company
92,000 5.500%,  1/15/2026 91,526

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.0%) Value
Energy (5.1%) - continued
NuStar Logistics, LP
$ 150,000 5.750%,  10/1/2025 $ 144,200
Oasis Petroleum, Inc.
90,000 6.375%,  6/1/2026
f
87,654
Occidental Petroleum Corporation
40,000 8.500%,  7/15/2027 43,072
64,000 6.375%,  9/1/2028 64,598
80,000 6.450%,  9/15/2036 81,600
ONEOK, Inc.
63,000 2.200%,  9/15/2025 57,882
Ovintiv Exploration, Inc.
42,000 5.375%,  1/1/2026 41,581
Permian Resources Operating,
LLC, Convertible
14,000 3.250%,  4/1/2028 23,639
Pioneer Natural Resources
Company
63,000 1.900%,  8/15/2030 49,337
Pioneer Natural Resources
Company, Convertible
39,000 0.250%,  5/15/2025 90,948
Plains All American Pipeline, LP
2,000
8.716%,  (LIBOR 3M +
4.110%), 2/3/2023
d,j
1,720
103,000 4.650%,  10/15/2025 100,788
Precision Drilling Corporation
117,000 6.875%,  1/15/2029
f
108,928
Range Resources Corporation
125,000 4.750%,  2/15/2030
f
110,138
Sabine Pass Liquefaction, LLC
63,000 4.200%,  3/15/2028 59,218
Schlumberger Holdings
Corporation
27,000 4.300%,  5/1/2029
f
25,353
SM Energy Company
135,000 6.625%,  1/15/2027 130,035
55,000 6.500%,  7/15/2028 52,732
Southwestern Energy Company
70,000 5.375%,  2/1/2029 64,894
133,000 5.375%,  3/15/2030 121,299
71,000 4.750%,  2/1/2032 60,676
Suburban Propane Partners, LP
48,000 5.875%,  3/1/2027 45,610
85,000 5.000%,  6/1/2031
f
72,249
Sunoco, LP
145,000 5.875%,  3/15/2028 137,321
95,000 4.500%,  4/30/2030 82,465
Tallgrass Energy Partners LP/
Tallgrass Energy Finance
Corporation
232,000 5.500%,  1/15/2028
f
205,747
Targa Resources Partners, LP
115,000 4.875%,  2/1/2031 103,839
Teine Energy, Ltd.
95,000 6.875%,  4/15/2029
f
85,262
TransCanada Trust
25,000 5.600%,  3/7/2082
d
21,375
90,000 5.875%,  8/15/2076
d
85,553
Transocean Proteus, Ltd.
30,000 6.250%,  12/1/2024
f
29,552
Principal
Amount Long-Term Fixed Income (74.0%) Value
Energy (5.1%) - continued
Transocean, Inc.
$ 97,000 11.500%,  1/30/2027
f
$ 97,243
USA Compression Partners, LP
139,000 6.875%,  4/1/2026 133,341
Valero Energy Corporation
90,000 2.800%,  12/1/2031 73,352
Venture Global Calcasieu Pass,
LLC
184,000 3.875%,  8/15/2029
f
161,000
70,000 4.125%,  8/15/2031
f
59,640
W&T Offshore, Inc.
52,000 9.750%,  11/1/2023
f
51,079
Weatherford International, Ltd.
141,000 8.625%,  4/30/2030
f
135,403
Western Midstream Operating, LP
204,000 3.950%,  6/1/2025 193,098
65,000 5.500%,  8/15/2048 53,948
Williams Companies, Inc.
42,000 2.600%,  3/15/2031 33,989
Total 9,385,384
Financials (12.6%)
Acrisure, LLC/Acrisure Finance,
Inc.
78,000 7.000%,  11/15/2025
f
71,667
AerCap Holdings NV
50,000 5.875%,  10/10/2079
d
45,522
AerCap Ireland Capital DAC/
AerCap Global Aviation Trust
70,000 3.150%,  2/15/2024 67,666
63,000 6.500%,  7/15/2025 63,836
108,000 3.000%,  10/29/2028 90,480
Air Lease Corporation
40,000 2.300%,  2/1/2025 37,241
11,000 3.375%,  7/1/2025 10,404
108,000 4.650%,  6/15/2026
d,j
90,258
52,000 3.125%,  12/1/2030 43,092
Aircastle, Ltd.
81,000 5.250%,  6/15/2026
d,f,j
62,370
51,000 2.850%,  1/26/2028
f
41,711
Alliant Holdings Intermediate, LLC
70,000 6.750%,  10/15/2027
f
62,920
Ally Financial, Inc.
62,000 5.750%,  11/20/2025 60,062
96,000 4.700%,  5/15/2026
d,j
64,200
53,000 4.700%,  5/15/2028
d,j
33,191
42,000 8.000%,  11/1/2031 43,359
American Express Company
59,000 3.950%,  8/1/2025 57,799
50,000 3.550%,  9/15/2026
d,j
41,075
69,000 2.550%,  3/4/2027 62,769
76,000 5.850%,  11/5/2027 79,118
American Homes 4 Rent, LP
50,000 2.375%,  7/15/2031 38,566
AmWINS Group, Inc.
80,000 4.875%,  6/30/2029
f
67,852
Aon Corporation/Aon Global
Holdings plc
44,000 2.600%,  12/2/2031 35,913
Ares Capital Corporation
21,000 4.250%,  3/1/2025 19,904

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.0%) Value
Financials (12.6%) - continued
$ 90,000 2.150%,  7/15/2026 $ 76,200
Ares Capital Corporation,
Convertible
27,000 4.625%,  3/1/2024 28,637
Australia and New Zealand
Banking Group, Ltd.
96,000 2.950%,  7/22/2030
d,f
86,788
Aviation Capital Group, LLC
73,000 5.500%,  12/15/2024
f
71,703
41,000 4.875%,  10/1/2025
f
38,635
Avolon Holdings Funding, Ltd.
96,000 4.250%,  4/15/2026
f
87,029
BAC Capital Trust XIV
42,000
5.169%,  (LIBOR 3M +
0.400%), 1/19/2023
d,j
32,143
Banco Santander Mexico SA
26,000 5.375%,  4/17/2025
f
25,727
Banco Santander SA
55,000 4.750%,  11/12/2026
d,j
44,536
Bank of America Corporation
117,000 3.550%,  3/5/2024
d
116,560
78,000 3.864%,  7/23/2024
d
77,293
87,000 4.200%,  8/26/2024 85,654
213,000 6.250%,  9/5/2024
d,j
204,557
36,000 3.458%,  3/15/2025
d
35,044
44,000 6.100%,  3/17/2025
d,j
42,460
102,000 1.319%,  6/19/2026
d
91,850
163,000 1.197%,  10/24/2026
d
144,912
85,000 4.375%,  1/27/2027
d,j
71,989
70,000 6.125%,  4/27/2027
d,j
68,687
61,000 1.734%,  7/22/2027
d
53,443
89,000 4.376%,  4/27/2028
d
85,113
126,000 3.593%,  7/21/2028
d
115,994
59,000 4.948%,  7/22/2028
d
57,623
202,000 3.974%,  2/7/2030
d
183,462
84,000 2.687%,  4/22/2032
d
67,232
62,000 2.572%,  10/20/2032
d
48,559
92,000 2.972%,  2/4/2033
d
74,117
45,000 3.846%,  3/8/2037
d
37,263
Bank of Montreal
63,000 4.700%,  9/14/2027
i
62,337
46,000 3.088%,  1/10/2037
d
34,781
Bank of New York Mellon
Corporation
22,000 4.700%,  9/20/2025
d,j
21,123
59,000 4.596%,  7/26/2030
d
56,953
Bank of Nova Scotia
64,000 5.250%,  12/6/2024 64,118
116,000 4.900%,  6/4/2025
d,j
111,215
41,000 1.050%,  3/2/2026 36,253
Barclays plc
99,000 4.338%,  5/16/2024
d
98,311
41,000 4.375%,  9/11/2024 40,049
49,000 2.852%,  5/7/2026
d
45,532
50,000 5.501%,  8/9/2028
d
48,427
64,000 4.972%,  5/16/2029
d
60,104
Berkshire Hathaway Finance
Corporation
124,000 2.875%,  3/15/2032 107,419
Blackstone Mortgage Trust, Inc.,
Convertible
27,000 5.500%,  3/15/2027 23,068
Principal
Amount Long-Term Fixed Income (74.0%) Value
Financials (12.6%) - continued
Blackstone Private Credit Fund
$ 67,000 4.000%,  1/15/2029 $ 55,277
BNP Paribas SA
58,000 2.819%,  11/19/2025
d,f
54,942
66,000 3.132%,  1/20/2033
d,f
52,111
Boston Properties, LP
42,000 2.550%,  4/1/2032 31,931
BPCE SA
40,000 2.375%,  1/14/2025
f
37,307
Brixmor Operating Partnership, LP
83,000 2.250%,  4/1/2028 68,495
Brookfield Property REIT, Inc.
43,000 5.750%,  5/15/2026
f
39,279
Canadian Imperial Bank of
Commerce
59,000 3.945%,  8/4/2025 57,624
46,000 3.600%,  4/7/2032 40,538
Capital One Bank USA NA
60,000 2.280%,  1/28/2026
d
56,037
Capital One Financial Corporation
24,000 3.950%,  9/1/2026
d,j
18,849
69,000 3.273%,  3/1/2030
d
58,993
Centene Corporation
285,000 4.250%,  12/15/2027 267,291
105,000 4.625%,  12/15/2029 95,953
94,000 3.000%,  10/15/2030 77,056
Charles Schwab Corporation
96,000 5.375%,  6/1/2025
d,j
93,888
96,000 4.000%,  6/1/2026
d,j
83,280
25,000 5.000%,  6/1/2027
d,j
22,825
63,000 2.000%,  3/20/2028 55,372
105,000 4.000%,  12/1/2030
d,j
83,732
45,000 2.900%,  3/3/2032 38,241
Citigroup, Inc.
88,000 5.950%,  4/30/2023
d,j
87,142
84,000 5.000%,  9/12/2024
d,j
74,761
105,000 3.352%,  4/24/2025
d
101,816
42,000 5.950%,  5/15/2025
d,j
37,829
100,000 5.500%,  9/13/2025 100,612
44,000 4.000%,  12/10/2025
d,j
38,329
140,000 3.875%,  2/18/2026
d,j
119,350
45,000 4.150%,  11/15/2026
d,j
36,739
148,000 1.122%,  1/28/2027
d
128,980
83,000 1.462%,  6/9/2027
d
71,995
98,000 3.070%,  2/24/2028
d
88,350
168,000 4.075%,  4/23/2029
d
154,588
175,000 4.910%,  5/24/2033
d
163,876
Citizens Financial Group, Inc.
48,000 4.000%,  10/6/2026
d,j
38,532
CNA Financial Corporation
36,000 3.950%,  5/15/2024 35,367
Coinbase Global, Inc.
40,000 3.625%,  10/1/2031
f
19,264
Coinbase Global, Inc., Convertible
88,000 0.500%,  6/1/2026 49,706
Comerica, Inc.
22,000 5.625%,  7/1/2025
d,j
21,228
Commerzbank AG
89,000 8.125%,  9/19/2023
f
89,693
Commonwealth Bank of Australia
51,000 2.688%,  3/11/2031
f
39,295

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.0%) Value
Financials (12.6%) - continued
Cooperatieve Rabobank UA
$ 41,000 1.339%,  6/24/2026
d,f
$ 36,864
Corebridge Financial, Inc.
38,000 6.875%,  12/15/2052
d,f
35,113
68,000 3.850%,  4/5/2029
f
61,935
Corporate Office Properties, LP
82,000 2.250%,  3/15/2026 71,891
Credit Acceptance Corporation
184,000 5.125%,  12/31/2024
*
172,919
Credit Agricole SA
44,000 8.125%,  12/23/2025
d,f,j
44,546
42,000 3.250%,  1/14/2030
f
34,327
Credit Suisse Group AG
59,000 6.500%,  8/8/2023
f
57,053
54,000 7.500%,  12/11/2023
d,f,j
46,980
39,000 2.593%,  9/11/2025
d,f
34,478
24,000 7.250%,  9/12/2025
d,f,j
17,253
75,000 2.193%,  6/5/2026
d,f
64,057
83,000 3.869%,  1/12/2029
d,f
66,528
Dai-ichi Life Insurance Company,
Ltd.
110,000 5.100%,  10/28/2024
d,f,j
107,231
Deutsche Bank AG
143,000 2.129%,  11/24/2026
d
126,156
90,000 2.311%,  11/16/2027
d
76,309
40,000 4.296%,  5/24/2028
d
37,631
68,000 3.742%,  1/7/2033
d
48,292
Discover Bank
84,000 4.682%,  8/9/2028
d
80,622
Discover Financial Services
22,000 6.700%,  11/29/2032 22,362
Drawbridge Special Opportunities
Fund, LP
170,000 3.875%,  2/15/2026
f
153,221
Elevance Health, Inc.
62,000 5.350%,  10/15/2025 62,686
133,000 2.550%,  3/15/2031 111,737
EPR Properties
62,000 3.600%,  11/15/2031 44,919
Fifth Third Bancorp
40,000 4.500%,  9/30/2025
d,j
37,161
40,000 4.772%,  7/28/2030
d
38,149
Fifth Third Bank NA
42,000 3.850%,  3/15/2026 40,035
First Horizon Bank
62,000 5.750%,  5/1/2030 60,103
First-Citizens Bank & Trust
Company
95,000 6.125%,  3/9/2028 96,546
FNB Corporation
81,000 2.200%,  2/24/2023 80,592
Fortress Transportation and
Infrastructure Investors, LLC
57,000 6.500%,  10/1/2025
f
53,592
51,000 9.750%,  8/1/2027
f
51,127
FS KKR Capital Corporation
41,000 3.400%,  1/15/2026 36,357
42,000 2.625%,  1/15/2027 35,063
Genworth Mortgage Holdings, Inc.
78,000 6.500%,  8/15/2025
f
76,546
Principal
Amount Long-Term Fixed Income (74.0%) Value
Financials (12.6%) - continued
Global Net Lease, Inc.
$ 180,000 3.750%,  12/15/2027
f
$ 148,845
goeasy, Ltd.
39,000 5.375%,  12/1/2024
f
37,413
Goldman Sachs Group, Inc.
111,000 5.500%,  8/10/2024
d,j
107,612
62,000 5.700%,  11/1/2024 62,738
72,000 4.400%,  2/10/2025
d,j
60,158
44,000 3.500%,  4/1/2025 42,312
61,000 4.250%,  10/21/2025 59,533
62,000 0.855%,  2/12/2026
d
56,062
75,000 3.650%,  8/10/2026
d,j
60,562
45,000 4.125%,  11/10/2026
d,j
37,458
135,000 1.948%,  10/21/2027
d
118,042
45,000 2.640%,  2/24/2028
d
40,067
132,000 3.615%,  3/15/2028
d
122,953
86,000 4.482%,  8/23/2028
d
82,424
84,000 3.814%,  4/23/2029
d
76,728
42,000 3.800%,  3/15/2030 37,757
42,000 2.615%,  4/22/2032
d
33,495
42,000 2.383%,  7/21/2032
d
32,588
Hartford Financial Services Group,
Inc.
42,000 2.800%,  8/19/2029 35,955
64,000
6.731%,  (LIBOR 3M +
2.125%), 2/12/2047
d,f
53,576
HAT Holdings I, LLC/HAT Holdings
II, LLC, Convertible
24,000 Zero Coupon,  5/1/2025
f
21,974
HSBC Holdings plc
49,000 3.803%,  3/11/2025
d
47,634
24,000 6.375%,  3/30/2025
d,j
23,258
49,000 2.633%,  11/7/2025
d
46,018
37,000 1.645%,  4/18/2026
d
33,397
49,000 1.589%,  5/24/2027
d
42,248
106,000 2.251%,  11/22/2027
d
91,801
118,000 4.583%,  6/19/2029
d
108,634
111,000 4.600%,  12/17/2030
d,j
86,356
50,000 2.804%,  5/24/2032
d
38,684
HUB International, Ltd.
56,000 7.000%,  5/1/2026
f
54,823
92,000 5.625%,  12/1/2029
f
80,351
Huntington Bancshares, Inc.
66,000 4.450%,  10/15/2027
d,j
59,041
Icahn Enterprises, LP
168,000 4.750%,  9/15/2024 161,070
115,000 6.375%,  12/15/2025 111,527
202,000 5.250%,  5/15/2027 184,951
ING Groep NV
84,000 1.726%,  4/1/2027
d
74,128
Intercontinental Exchange, Inc.
67,000 4.350%,  6/15/2029 64,784
Intesa Sanpaolo SPA
40,000 5.017%,  6/26/2024
f
38,452
Invitation Homes Operating
Partnership, LP
72,000 2.000%,  8/15/2031 53,208
iStar, Inc.
140,000 4.250%,  8/1/2025 137,189
J.P. Morgan Chase & Company
48,000 5.150%,  5/1/2023
d,j
46,860
44,000 6.000%,  8/1/2023
d,i,j
43,036

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.0%) Value
Financials (12.6%) - continued
$ 49,000 1.514%,  6/1/2024
d
$ 48,201
234,000 5.000%,  8/1/2024
d,j
214,094
176,000 4.023%,  12/5/2024
d
173,375
66,000 4.600%,  2/1/2025
d,j
58,162
117,000 1.561%,  12/10/2025
d
108,322
44,000 2.083%,  4/22/2026
d
40,845
50,000 3.650%,  6/1/2026
d,j
42,812
129,000 1.045%,  11/19/2026
d
113,783
84,000 1.578%,  4/22/2027
d
73,808
105,000 2.947%,  2/24/2028
d
94,983
126,000 4.005%,  4/23/2029
d
116,567
41,000 2.069%,  6/1/2029
d
34,243
168,000 4.493%,  3/24/2031
d
156,905
45,000 2.963%,  1/25/2033
d
36,626
39,000 4.912%,  7/25/2033
d
37,133
42,000 5.717%,  9/14/2033
d
40,994
Jefferies Finance, LLC
86,000 5.000%,  8/15/2028
f
70,153
KeyBank NA
63,000 3.900%,  4/13/2029 56,771
Kilroy Realty, LP
83,000 4.375%,  10/1/2025 80,457
KKR Real Estate Finance Trust,
Inc., Convertible
14,000 6.125%,  5/15/2023 13,740
Life Storage, LP
41,000 2.400%,  10/15/2031 31,541
Lincoln National Corporation
40,000
7.007%,  (LIBOR 3M +
2.358%), 2/17/2023
d
30,800
50,000 9.250%,  12/1/2027
d,j
53,125
42,000 3.800%,  3/1/2028 38,751
Lloyds Banking Group plc
75,000 3.900%,  3/12/2024 73,614
46,000 7.500%,  6/27/2024
d,j
44,583
76,000 4.716%,  8/11/2026
d
74,361
84,000 1.627%,  5/11/2027
d
72,706
69,000 3.369%,  12/14/2046
d
44,744
LPL Holdings, Inc.
90,000 4.000%,  3/15/2029
f
78,309
M&T Bank Corporation
55,000 3.500%,  9/1/2026
d,j
42,626
Macquarie Group, Ltd.
83,000 1.629%,  9/23/2027
d,f
70,699
Marsh & McLennan Companies,
Inc.
45,000 2.375%,  12/15/2031 36,340
MetLife, Inc.
54,000 3.850%,  9/15/2025
d,j
50,152
99,000 5.875%,  3/15/2028
d,j
94,136
50,000 6.400%,  12/15/2036 48,355
Mid-America Apartments, LP
84,000 4.200%,  6/15/2028 79,642
Mitsubishi UFJ Financial Group,
Inc.
49,000 1.412%,  7/17/2025 44,496
81,000 1.538%,  7/20/2027
d
70,222
63,000 3.741%,  3/7/2029 58,056
Mizuho Financial Group, Inc.
61,000 1.554%,  7/9/2027
d
53,140
84,000 2.564%,  9/13/2031 64,009
Principal
Amount Long-Term Fixed Income (74.0%) Value
Financials (12.6%) - continued
Molina Healthcare, Inc.
$ 100,000 4.375%,  6/15/2028
f
$ 91,259
Morgan Stanley
41,000
0.560%,  (SOFRRATE +
0.466%), 11/10/2023
d
40,880
36,000 2.720%,  7/22/2025
d
34,417
82,000 1.164%,  10/21/2025
d
75,482
29,000 5.000%,  11/24/2025 28,913
115,000 2.630%,  2/18/2026
d
107,984
89,000 2.188%,  4/28/2026
d
82,705
50,000 6.138%,  10/16/2026
d
51,067
61,000 0.985%,  12/10/2026
d
53,449
84,000 1.593%,  5/4/2027
d
73,688
82,000 1.512%,  7/20/2027
d
71,159
201,000 3.622%,  4/1/2031
d
175,474
45,000 2.943%,  1/21/2033
d
36,404
40,000 4.889%,  7/20/2033
d
37,581
85,000 2.484%,  9/16/2036
d
61,636
MPT Operating Partnership, LP
70,000 5.250%,  8/1/2026 63,752
75,000 4.625%,  8/1/2029 57,194
National Retail Properties, Inc.
42,000 2.500%,  4/15/2030 34,044
Nationstar Mortgage Holdings,
Inc.
104,000 6.000%,  1/15/2027
f
93,080
NatWest Group plc
58,000 4.269%,  3/22/2025
d
56,717
42,000 4.892%,  5/18/2029
d
39,739
63,000 3.754%,  11/1/2029
d
58,432
50,000 4.600%,  6/28/2031
d,j
35,796
Navient Corporation
97,000 5.500%,  1/25/2023 96,834
40,000 5.000%,  3/15/2027 35,017
Necessity Retail REIT, Inc.
178,000 4.500%,  9/30/2028
f
130,830
Nippon Life Insurance Company
125,000 2.900%,  9/16/2051
d,f
99,979
123,000 5.100%,  10/16/2044
d,f
120,179
73,000 3.400%,  1/23/2050
d,f
61,917
Nomura Holdings, Inc.
62,000 2.172%,  7/14/2028 51,192
Nordea Bank Abp
60,000 5.375%,  9/22/2027
f
60,277
Northern Trust Corporation
63,000 4.000%,  5/10/2027 61,536
Office Properties Income Trust
39,000 4.250%,  5/15/2024 36,936
Omega Healthcare Investors, Inc.
43,000 4.750%,  1/15/2028 39,622
42,000 3.375%,  2/1/2031 32,375
OneMain Finance Corporation
130,000 6.875%,  3/15/2025 124,888
198,000 7.125%,  3/15/2026 188,274
Owl Rock Capital Corporation
41,000 4.250%,  1/15/2026 37,639
Owl Rock Core Income
Corporation
68,000 4.700%,  2/8/2027 61,316
Owl Rock Technology Finance
Corporation
20,000 4.750%,  12/15/2025
f
18,110

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.0%) Value
Financials (12.6%) - continued
$ 63,000 3.750%,  6/17/2026
f
$ 55,097
Park Intermediate Holdings, LLC
45,000 4.875%,  5/15/2029
f
38,092
Pebblebrook Hotel Trust,
Convertible
85,000 1.750%,  12/15/2026 69,912
PennyMac Financial Services, Inc.
75,000 4.250%,  2/15/2029
f
58,493
Pine Street Trust I
42,000 4.572%,  2/15/2029
f
38,840
PNC Bank NA
42,000 2.700%,  10/22/2029 35,440
PNC Financial Services Group,
Inc.
82,000 5.671%,  10/28/2025
d
82,872
50,000 3.400%,  9/15/2026
d,j
39,625
40,000 6.000%,  5/15/2027
d,j
37,585
50,000 6.200%,  9/15/2027
d,j
48,862
PRA Group, Inc.
77,000 7.375%,  9/1/2025
f
74,805
Principal Life Global Funding II
62,000 1.250%,  8/16/2026
f
53,757
Prologis, LP
27,000 3.375%,  12/15/2027 25,243
Provident Financing Trust I
22,000 7.405%,  3/15/2038 22,880
Prudential Financial, Inc.
45,000 5.125%,  3/1/2052
d
40,950
95,000 5.625%,  6/15/2043
d
93,337
129,000 5.200%,  3/15/2044
d
122,634
22,000 3.700%,  10/1/2050
d
18,566
QBE Insurance Group, Ltd.
44,000 5.875%,  5/12/2025
d,f,j
41,478
Radian Group, Inc.
97,000 4.875%,  3/15/2027 88,876
Realty Income Corporation
41,000 4.875%,  6/1/2026 40,774
63,000 3.950%,  8/15/2027 60,061
72,000 5.625%,  10/13/2032 73,125
Regions Financial Corporation
44,000 5.750%,  6/15/2025
d,j
42,888
Reinsurance Group of America,
Inc.
57,000 4.700%,  9/15/2023 56,728
RLJ Lodging Trust, LP
49,000 3.750%,  7/1/2026
f
43,639
Rocket Mortgage Co-Issuer, Inc.
95,000 3.625%,  3/1/2029
f
75,282
Royal Bank of Canada
82,000 0.750%,  10/7/2024 76,244
81,000 4.240%,  8/3/2027 78,900
Santander Holdings USA, Inc.
84,000 3.450%,  6/2/2025 80,043
47,000 2.490%,  1/6/2028
d
40,325
Santander UK Group Holdings plc
81,000 1.673%,  6/14/2027
d
68,874
63,000 3.823%,  11/3/2028
d
56,298
Service Properties Trust
47,000 4.650%,  3/15/2024 44,891
31,000 4.350%,  10/1/2024 28,181
139,000 7.500%,  9/15/2025 132,457
Principal
Amount Long-Term Fixed Income (74.0%) Value
Financials (12.6%) - continued
$ 80,000 5.500%,  12/15/2027 $ 68,893
Simon Property Group, LP
82,000 2.650%,  7/15/2030 68,198
SLM Corporation
50,000 4.200%,  10/29/2025 45,748
Societe Generale SA
48,000 2.625%,  10/16/2024
f
45,419
49,000 1.488%,  12/14/2026
d,f
42,589
Spirit Realty, LP
93,000 2.100%,  3/15/2028 75,827
Standard Chartered plc
49,000 0.991%,  1/12/2025
d,f
46,239
60,000 6.000%,  7/26/2025
d,f,j
57,717
66,000 2.608%,  1/12/2028
d,f
57,245
Starwood Property Trust, Inc.,
Convertible
15,000 4.375%,  4/1/2023 14,541
State Street Corporation
41,000 2.354%,  11/1/2025
d
39,104
42,000 4.421%,  5/13/2033
d
39,742
Sumitomo Life Insurance Company
125,000 3.375%,  4/15/2081
d,f
104,280
Sumitomo Mitsui Financial Group,
Inc.
48,000 2.448%,  9/27/2024 45,626
66,000 2.174%,  1/14/2027 58,505
63,000 3.544%,  1/17/2028 57,989
63,000 2.142%,  9/23/2030 48,471
Sumitomo Mitsui Trust Bank, Ltd.
41,000 1.050%,  9/12/2025
f
36,582
Summit Hotel Properties, Inc.,
Convertible
34,000 1.500%,  2/15/2026 29,036
SVB Financial Group
100,000 4.000%,  5/15/2026
d,j
66,002
54,000 4.250%,  11/15/2026
d,j
35,427
Synchrony Financial
42,000 4.250%,  8/15/2024 41,035
Toronto-Dominion Bank
55,000 8.125%,  10/31/2082
d
57,200
42,000 4.456%,  6/8/2032 40,033
Truist Bank
42,000 2.250%,  3/11/2030 34,056
Truist Financial Corporation
109,000 4.950%,  9/1/2025
d,j
104,215
42,000 1.887%,  6/7/2029
d
35,155
45,000 5.100%,  3/1/2030
d,j
41,625
U.S. Bancorp
62,000 5.727%,  10/21/2026
d
63,148
60,000 3.700%,  1/15/2027
d,j
49,050
59,000 4.548%,  7/22/2028
d
57,620
UBS Group AG
49,000 1.364%,  1/30/2027
d,f
42,912
UDR, Inc.
94,000 3.000%,  8/15/2031 78,383
United Wholesale Mortgage, LLC
31,000 5.500%,  11/15/2025
f
27,919
78,000 5.500%,  4/15/2029
f
62,047
UnitedHealth Group, Inc.
143,000 5.250%,  2/15/2028 146,179
85,000 4.200%,  5/15/2032 80,688

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.0%) Value
Financials (12.6%) - continued
USB Realty Corporation
$ 109,000
5.226%,  (LIBOR 3M +
1.147%), 1/15/2027
d,f,j
$ 83,249
USI, Inc./NY
40,000 6.875%,  5/1/2025
f
38,534
Ventas Realty, LP
34,000 3.750%,  5/1/2024 33,233
Wells Fargo & Company
80,000 2.406%,  10/30/2025
d
75,654
65,000 3.900%,  3/15/2026
d,j
56,892
106,000 2.188%,  4/30/2026
d
98,650
50,000
4.579%,  (LIBOR 3M +
0.500%), 1/15/2027
d
46,398
46,000 3.526%,  3/24/2028
d
42,596
99,000 3.584%,  5/22/2028
d
91,921
59,000 4.808%,  7/25/2028
d
57,625
230,000 4.478%,  4/4/2031
d
215,603
Welltower, Inc.
41,000 2.050%,  1/15/2029 33,300
63,000 2.800%,  6/1/2031 50,088
Westpac Banking Corporation
42,000 5.350%,  10/18/2024 42,367
63,000 4.110%,  7/24/2034
d
54,014
Willis North America, Inc.
84,000 4.500%,  9/15/2028 79,152
XHR, LP
49,000 6.375%,  8/15/2025
f
47,112
56,000 4.875%,  6/1/2029
f
45,871
Total 23,223,343
Foreign Government (<0.1%)
NBN Company, Ltd.
74,000 2.625%,  5/5/2031
f
58,706
Total 58,706
Mortgage-Backed Securities (9.2%)
Federal Home Loan Mortgage
Corporation Conventional 30-Yr.
Pass Through
975,495 2.500%,  5/1/2051 828,415
94,480 3.500%,  5/1/2052 85,931
241,683 4.000%,  5/1/2052 228,272
1,463,494 3.500%,  6/1/2052 1,330,867
Federal Home Loan Mortgage
Corporation Gold 15-Yr. Pass
Through
556,772 2.500%,  7/1/2030 522,044
Federal National Mortgage
Association Conventional 15-Yr.
Pass Through
500,000 5.000%,  1/1/2038
c
502,184
Federal National Mortgage
Association Conventional 20-Yr.
Pass Through
294,903 3.500%,  5/1/2040 275,334
Federal National Mortgage
Association Conventional 30-Yr.
Pass Through
1,307,348 3.000%,  1/1/2052 1,149,435
521,276 2.500%,  2/1/2051 442,824
1,106,042 2.000%,  3/1/2051 903,277
1,282,424 3.000%,  3/1/2052 1,128,499
Principal
Amount Long-Term Fixed Income (74.0%) Value
Mortgage-Backed Securities (9.2%) - continued
$ 792,282 2.000%,  4/1/2051 $ 646,769
600,306 2.500%,  4/1/2051 510,013
773,939 3.000%,  4/1/2051 682,416
822,852 3.000%,  5/1/2050 728,413
439,460 3.000%,  5/1/2051 391,038
782,745 2.500%,  7/1/2051 664,844
232,355 3.500%,  8/1/2050 214,357
1,307,123 2.000%,  8/1/2051 1,066,697
534,630 3.500%,  9/1/2052 488,101
393,359 4.000%,  10/1/2052 370,519
1,325,000 4.500%,  12/1/2052
c,l
1,285,224
125,000 3.500%,  1/1/2049
c
113,538
1,900,000 5.000%,  1/1/2049
c
1,871,921
Federal National Mortgage
Association Conventional 40-Yr.
Pass Through
400,681 3.500%,  7/1/2061 367,582
189,199 4.000%,  12/1/2061 179,344
Total 16,977,858
Technology (3.0%)
Advanced Micro Devices, Inc.
42,000 3.924%,  6/1/2032 39,023
Akamai Technologies, Inc.,
Convertible
39,000 0.125%,  5/1/2025 40,950
49,000 0.375%,  9/1/2027 47,187
Analog Devices, Inc.
20,000 2.100%,  10/1/2031 16,149
Apple, Inc.
125,000 2.200%,  9/11/2029 108,069
90,000 1.650%,  2/8/2031 72,442
64,000 3.350%,  8/8/2032 58,098
Black Knight InfoServ, LLC
152,000 3.625%,  9/1/2028
f
131,556
Block, Inc., Convertible
44,000 0.500%,  5/15/2023 45,606
21,000 0.250%,  11/1/2027 15,829
Broadcom Corporation/Broadcom
Cayman Finance, Ltd.
63,000 3.875%,  1/15/2027 59,591
Broadcom, Inc.
46,000 4.000%,  4/15/2029
f
41,788
CommScope Technologies
Finance, LLC
123,000 6.000%,  6/15/2025
f,i
111,930
CommScope, Inc.
80,000 7.125%,  7/1/2028
f
57,189
Dell International, LLC
24,000 5.450%,  6/15/2023 24,015
61,000 6.020%,  6/15/2026 62,229
32,000 5.300%,  10/1/2029 31,296
Fiserv, Inc.
68,000 2.750%,  7/1/2024 65,690
99,000 4.200%,  10/1/2028 93,649
Gartner, Inc.
190,000 3.625%,  6/15/2029
f
166,957
115,000 3.750%,  10/1/2030
f
99,126
Global Payments, Inc.
17,000 2.650%,  2/15/2025 15,994
65,000 4.950%,  8/15/2027 63,050
42,000 3.200%,  8/15/2029 35,702

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.0%) Value
Technology (3.0%) - continued
InterDigital, Inc., Convertible
$ 44,000 3.500%,  6/1/2027
f
$ 41,580
Iron Mountain, Inc.
165,000 4.875%,  9/15/2027
f
151,734
120,000 5.000%,  7/15/2028
f
107,782
119,000 4.875%,  9/15/2029
f
103,792
170,000 4.500%,  2/15/2031
f
139,730
Jabil, Inc.
44,000 4.250%,  5/15/2027 41,605
Lumentum Holdings, Inc.,
Convertible
64,000 0.250%,  3/15/2024 67,296
23,000 0.500%,  6/15/2028
f
17,409
MACOM Technology Solutions
Holdings, Inc., Convertible
75,000 0.250%,  3/15/2026 74,212
Marvell Technology, Inc.
42,000 2.950%,  4/15/2031 33,782
Mastercard, Inc.
46,000 2.000%,  11/18/2031 36,930
Microchip Technology, Inc.,
Convertible
76,000 0.125%,  11/15/2024 81,510
Minerva Merger Sub, Inc.
145,000 6.500%,  2/15/2030
f
106,855
Moody's Corporation
43,000 4.250%,  8/8/2032 40,182
MSCI, Inc.
120,000 4.000%,  11/15/2029
f
104,524
NCR Corporation
292,000 6.125%,  9/1/2029
f
273,036
NVIDIA Corporation
21,000 2.850%,  4/1/2030 18,318
NXP BV/NXP Funding, LLC
44,000 4.875%,  3/1/2024 43,663
NXP BV/NXP Funding, LLC/NXP
USA, Inc.
21,000 2.700%,  5/1/2025 19,766
42,000 4.300%,  6/18/2029 39,157
ON Semiconductor Corporation,
Convertible
68,000 Zero Coupon,  5/1/2027 90,100
Open Text Corporation
175,000 4.125%,  2/15/2030
f
140,379
Oracle Corporation
137,000 2.500%,  4/1/2025 129,174
43,000 6.150%,  11/9/2029 44,633
142,000 2.950%,  4/1/2030 121,070
63,000 6.250%,  11/9/2032 65,937
PayPal Holdings, Inc.
43,000 3.900%,  6/1/2027 41,376
42,000 2.850%,  10/1/2029 36,584
Progress Software Corporation,
Convertible
34,000 1.000%,  4/15/2026 34,748
PTC, Inc.
65,000 3.625%,  2/15/2025
f
61,908
85,000 4.000%,  2/15/2028
f
76,503
Qorvo, Inc.
38,000 3.375%,  4/1/2031
f
30,531
Principal
Amount Long-Term Fixed Income (74.0%) Value
Technology (3.0%) - continued
Rackspace Technology Global,
Inc.
$ 125,000 5.375%,  12/1/2028
f
$ 54,483
S&P Global, Inc.
46,000 2.900%,  3/1/2032
f
39,236
Sabre GLBL, Inc., Convertible
42,000 4.000%,  4/15/2025 45,020
Salesforce.com, Inc.
116,000 1.950%,  7/15/2031 92,483
Seagate HDD Cayman
314,655 9.625%,  12/1/2032
f
345,114
Semtech Corporation, Convertible
11,000 1.625%,  11/1/2027
f
11,247
Sensata Technologies, Inc.
113,000 3.750%,  2/15/2031
f
92,958
Shift4 Payments, LLC
40,000 4.625%,  11/1/2026
f
37,792
SS&C Technologies, Inc.
317,000 5.500%,  9/30/2027
f
296,838
Verint Systems, Inc., Convertible
44,000 0.250%,  4/15/2026 38,280
VeriSign, Inc.
85,000 4.750%,  7/15/2027 82,045
Viavi Solutions, Inc.
106,000 3.750%,  10/1/2029
f
89,088
Viavi Solutions, Inc., Convertible
39,000 1.000%,  3/1/2024 39,156
Vishay Intertechnology, Inc.,
Convertible
78,000 2.250%,  6/15/2025 75,278
VMware, Inc.
82,000 1.400%,  8/15/2026 71,485
61,000 2.200%,  8/15/2031 46,291
Xilinx, Inc.
24,000 2.375%,  6/1/2030 20,181
Ziff Davis, Inc., Convertible
78,000 1.750%,  11/1/2026
f
77,766
Total 5,473,662
Transportation (1.3%)
Air Canada Pass Through Trust
7,056 3.875%,  3/15/2023
f
7,006
Air Transport Services Group, Inc.,
Convertible
28,000 1.125%,  10/15/2024 29,016
Allegiant Travel Company
89,000 7.250%,  8/15/2027
f
84,653
American Airlines Group, Inc.
33,000 3.750%,  3/1/2025
f
27,951
American Airlines, Inc.
268,000 11.750%,  7/15/2025
f
287,457
309,000 5.500%,  4/20/2026
f
297,149
Avis Budget Car Rental, LLC
95,000 5.375%,  3/1/2029
f,i
81,267
Canadian Pacific Railway
Company
89,000 1.750%,  12/2/2026 79,311
45,000 2.450%,  12/2/2031 37,270
CSX Corporation
42,000 4.250%,  3/15/2029 40,399

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.0%) Value
Transportation (1.3%) - continued
Delta Air Lines, Inc.
$ 62,000 7.000%,  5/1/2025
f
$ 63,360
95,073 4.500%,  10/20/2025
f
92,752
26,000 7.375%,  1/15/2026 26,565
91,000 4.375%,  4/19/2028 81,102
ERAC USA Finance, LLC
59,000 3.850%,  11/15/2024
f
57,006
Hawaiian Brand Intellectual
Property, Ltd.
29,000 5.750%,  1/20/2026
f
26,245
Hertz Corporation
92,000 4.625%,  12/1/2026
f
77,050
110,000 5.000%,  12/1/2029
f
83,446
JetBlue Airways Corporation,
Convertible
70,000 0.500%,  4/1/2026 51,035
Mileage Plus Holdings, LLC
113,407 6.500%,  6/20/2027
f
112,750
Penske Truck Leasing Company,
LP
41,000 1.200%,  11/15/2025
f
36,075
42,000 1.700%,  6/15/2026
f
36,741
Ryder System, Inc.
51,000 2.850%,  3/1/2027 46,038
Southwest Airlines Company
42,000 5.125%,  6/15/2027 41,469
50,000 2.625%,  2/10/2030 41,486
Southwest Airlines Company,
Convertible
92,000 1.250%,  5/1/2025 110,492
Union Pacific Corporation
42,000 2.150%,  2/5/2027 37,924
United Airlines, Inc.
112,000 4.375%,  4/15/2026
f
103,816
96,000 4.625%,  4/15/2029
f
83,587
VistaJet Malta Finance plc
127,000 6.375%,  2/1/2030
f
101,832
XPO Escrow Sub, LLC
118,000 7.500%,  11/15/2027
f
119,407
Total 2,401,657
U.S. Government & Agencies (1.0%)
U.S. Treasury Bonds
500,000 4.000%,  11/15/2052 500,703
500,000 4.125%,  11/15/2032 510,235
1,000,000 3.375%,  8/15/2042 893,750
Total 1,904,688
Utilities (2.1%)
AEP Texas, Inc.
43,000 4.700%,  5/15/2032 41,187
AES Corporation
81,000 3.950%,  7/15/2030
f
71,442
Algonquin Power & Utilities
Corporation
65,000 4.750%,  1/18/2082
d
52,650
Ameren Corporation
52,000 1.750%,  3/15/2028 43,915
American Electric Power
Company, Inc.
50,000 3.875%,  2/15/2062
d
38,955
Principal
Amount Long-Term Fixed Income (74.0%) Value
Utilities (2.1%) - continued
$ 67,000 2.031%,  3/15/2024 $ 64,600
42,000 2.300%,  3/1/2030 34,508
Calpine Corporation
116,000 4.500%,  2/15/2028
f
103,469
CenterPoint Energy, Inc.
34,000 2.500%,  9/1/2024 32,640
62,000 1.450%,  6/1/2026 54,970
63,000 2.650%,  6/1/2031 51,997
Dominion Energy, Inc.
34,000 3.071%,  8/15/2024 32,762
89,000 4.650%,  12/15/2024
d,j
77,875
70,000 4.350%,  1/15/2027
d,j
58,795
52,000 3.375%,  4/1/2030 45,823
DTE Energy Company
64,000 4.220%,  11/1/2024 62,909
Duke Energy Corporation
50,000 3.250%,  1/15/2082
d
36,520
24,000 4.875%,  9/16/2024
d,j
21,900
88,000 5.000%,  12/8/2027 87,502
107,000 2.450%,  6/1/2030 87,985
43,000 4.500%,  8/15/2032 40,278
Edison International
58,000 4.950%,  4/15/2025 57,037
145,000 5.000%,  12/15/2026
d,j
121,213
Enel Finance International NV
81,000 1.375%,  7/12/2026
f
69,803
Entergy Corporation
41,000 0.900%,  9/15/2025 36,511
42,000 1.900%,  6/15/2028 35,507
Evergy, Inc.
35,000 2.450%,  9/15/2024 33,228
Eversource Energy
73,000 4.600%,  7/1/2027 71,984
Exelon Corporation
42,000 4.050%,  4/15/2030 38,993
Fells Point Funding Trust
100,000 3.046%,  1/31/2027
f
91,009
ITC Holdings Corporation
42,000 4.950%,  9/22/2027
f
41,419
Jersey Central Power & Light
Company
86,000 2.750%,  3/1/2032
f
69,448
National Rural Utilities Cooperative
Finance Corporation
66,000 3.450%,  6/15/2025 63,664
NextEra Energy Capital Holdings,
Inc.
65,000 3.800%,  3/15/2082
d
52,965
65,000 4.255%,  9/1/2024 64,118
42,000 2.250%,  6/1/2030 34,539
NextEra Energy Operating
Partners, LP
195,000 3.875%,  10/15/2026
f
178,429
NextEra Energy Partners, LP,
Convertible
96,000 Zero Coupon,  11/15/2025
f
95,424
NiSource, Inc.
48,000 5.650%,  6/15/2023
d,j
44,760
42,000 2.950%,  9/1/2029 36,426
NRG Energy, Inc.
53,000 2.000%,  12/2/2025
f
47,273
270,000 3.375%,  2/15/2029
f
217,787

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.0%) Value
Utilities (2.1%) - continued
$ 60,000 5.250%,  6/15/2029
f
$ 52,964
NRG Energy, Inc., Convertible
37,000 2.750%,  6/1/2048 36,574
PG&E Corporation
130,000 5.000%,  7/1/2028 118,670
Public Service Enterprise Group,
Inc.
42,000 1.600%,  8/15/2030 32,565
Sempra Energy
65,000 4.125%,  4/1/2052
d
50,332
44,000 4.875%,  10/15/2025
d,j
40,686
63,000 3.400%,  2/1/2028 58,470
Southern California Edison
Company
21,000 5.950%,  11/1/2032 22,189
Southern Company
42,000 4.475%,  8/1/2024 41,474
40,000 5.700%,  10/15/2032 40,919
125,000 4.000%,  1/15/2051
d
113,750
92,000 3.750%,  9/15/2051
d
74,286
TerraForm Power Operating, LLC
235,000 5.000%,  1/31/2028
f
211,498
Vistra Operations Company, LLC
86,000 5.125%,  5/13/2025
f
84,084
160,000 5.000%,  7/31/2027
f
148,495
Xcel Energy, Inc.
51,000 4.000%,  6/15/2028 48,813
65,000 4.600%,  6/1/2032 62,077
Total 3,882,065
Total Long-Term Fixed Income
(cost $151,194,468) 136,483,617
Shares
Registered Investment
Companies ( 13.3% ) Value
Unaffiliated  (1.5%)
27,984 Aberdeen Asia-Pacific Income
Fund, Inc. 73,598
9,575 AllianceBernstein Global High
Income Fund, Inc. 88,282
11,614 Allspring Income Opportunities
Fund 74,213
7,371 BlackRock Core Bond Trust 76,511
10,234 BlackRock Corporate High Yield
Fund, Inc. 89,445
9,015 BlackRock Credit Allocation
Income Trust 91,052
900 BlackRock Debt Strategies Fund,
Inc. 8,280
450 BlackRock Enhanced Equity
Dividend Trust 4,055
8,249 BlackRock Enhanced Global
Dividend Trust 78,860
2,550 BlackRock Enhanced International
Dividend Trust 12,801
450 BlackRock Floating Rate Income
Strategies Fund, Inc. 5,067
1,699 BlackRock Income Trust, Inc. 20,966
4,866 BlackRock Multi-Sector Income
Trust 69,146
5,167 Blackstone Strategic Credit Fund
i
54,667
9,014 Eaton Vance Limited Duration
Income Fund 84,641
Shares
Registered Investment
Companies (13.3%) Value
Unaffiliated  (1.5%)- continued
902 Eaton Vance Tax-Managed Global
Diversified Equity Income Fund $ 6,810
7,187 First Trust High Income Long/Short
Fund 82,291
2,847 Invesco Dynamic Credit
Opportunities Fund
e
30,294
20,025 Nuveen Credit Strategies Income
Fund 101,927
2,550 Nuveen Preferred Income
Opportunities Fund 18,564
3,000 Nuveen Quality Preferred Income
Fund II 20,400
9,550 PGIM Global High Yield Fund, Inc. 103,522
8,121 PGIM High Yield Bond Fund, Inc. 96,396
3,002 Pimco Dynamic Income Fund 55,477
6,221 SPDR Bloomberg High Yield Bond
ETF 559,890
1,262 Tri-Continental Corporation 32,345
6,396 Vanguard Short-Term Corporate
Bond ETF 480,915
5,300 Virtus Convertible & Income Fund 18,020
5,605 Virtus Dividend, Interest &
Premium Strategy Fund 63,224
850 Virtus Equity & Convertible Income
Fund 15,496
8,264 Voya Global Equity Dividend &
Premium Opportunity Fund 44,708
17,203 Western Asset High Income
Opportunity Fund, Inc. 67,952
Total 2,629,815
Affiliated  (11.8%)
2,870,841 Thrivent Core Emerging Markets
Debt Fund 21,760,972
Total 21,760,972
Total Registered Investment
Companies (cost $30,413,523) 24,390,787
Shares Preferred Stock ( 1.3% ) Value
Communications Services (0.1%)
6,550 AT&T, Inc., 4.750%
j
114,232
599 Paramount Global, Convertible,
5.750% 14,837
3,500 Telephone and Data Systems, Inc.,
6.000%
j
45,850
Total 174,919
Consumer Non-Cyclical (0.1%)
1,960 Becton, Dickinson and Company,
Convertible, 6.000% 98,157
912 Boston Scientific Corporation,
Convertible, 5.500% 104,716
850 CHS, Inc., 7.100%
d,j
20,680
Total 223,553
Energy (0.1%)
6,153 Crestwood Equity Partners, LP,
9.250%
j
53,285
825 Energy Transfer, LP, 7.600%
d,j
18,059
1,736 Nustar Logistics, LP, 10.813%
d
42,011

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Preferred Stock (1.3%) Value
Energy (0.1%) - continued
131 UGI Corporation, Convertible,
7.250% $ 11,322
Total 124,677
Financials (0.8%)
1,750 Aegon Funding Corporation II,
5.100% 33,355
3,700 Allstate Corporation, 5.100%
j
73,297
1,000 American International Group, Inc.
5.850%
j
21,410
2,700 Bank of America Corporation,
4.250%
j
45,765
65 Bank of America Corporation,
Convertible, 7.250%
j
75,400
3,050 Capital One Financial Corporation,
5.000%
j
54,900
4,275 Equitable Holdings, Inc., 5.250%
j
80,413
70 First Horizon Bank, 4.759%
*,d,j
54,600
1,150 First Horizon Corporation, 6.500%
j
28,002
4,000 First Republic Bank, 4.500%
j
69,040
3,700 J.P. Morgan Chase & Company,
4.200%
j
64,565
4,050 J.P. Morgan Chase & Company,
4.750%
j
78,003
1,750 J.P. Morgan Chase & Company,
5.750%
j
40,932
1,531 KKR & Company, Inc.,
Convertible, 6.000% 87,650
2,450 Morgan Stanley, 4.250%
i,j
42,091
3,080 Morgan Stanley, 5.850%
d,j
70,871
3,700 Morgan Stanley, 7.125%
d,j
93,055
2,000 Public Storage, 3.950%
j
32,840
3,200 Public Storage, 4.125%
j
55,072
668 Public Storage, 4.625%
j
12,765
175 Public Storage, 4.700%
j
3,378
800 Regions Financial Corporation,
5.700%
d,j
18,224
425 Synovus Financial Corporation,
5.875%
d,j
9,244
2,650 Truist Financial Corporation,
4.750%
i,j
50,589
2,400 U.S. Bancorp, 4.000%
j
38,976
3,500 Wells Fargo & Company, 4.250%
j
57,645
241 Wells Fargo & Company,
Convertible, 7.500%
j
285,585
Total 1,577,667
Utilities (0.2%)
1,217 AES Corporation, Convertible,
6.875% 124,146
770 American Electric Power
Company, Inc., Convertible,
6.125% 39,717
5,025 CMS Energy Corporation, 4.200%
j
88,792
759 NextEra Energy, Inc., Convertible,
5.279% 38,481
89 NiSource, Inc., Convertible,
7.750% 9,190
3,525 Southern Company, 4.950% 69,231
Total 369,557
Total Preferred Stock
(cost $3,015,843) 2,470,373
Shares
Collateral Held for Securities
Loaned ( 0.7% ) Value
1,346,500 Thrivent Cash Management Trust $ 1,346,500
Total Collateral Held for
Securities Loaned
(cost $1,346,500) 1,346,500
Shares Common Stock ( 0.5% ) Value
Communications Services (<0.1%)
1,438 AT&T, Inc. 26,474
74 Charter Communications, Inc.
m
25,093
306 Windstream Services, LLC,
Warrants (Expires 12/31/2049)
e
1,530
Total 53,097
Consumer Discretionary (0.1%)
1,250 Bloomin' Brands, Inc. 25,150
22 Booking Holdings, Inc.
m
44,336
350 Dick's Sporting Goods, Inc. 42,102
Total 111,588
Energy (<0.1%)
2,357 Permian Resources Corporation 22,156
165 Pioneer Natural Resources
Company 37,684
Total 59,840
Financials (<0.1%)
800 BlackRock TCP Capital
Corporation 10,352
258 Encore Capital Group, Inc.
m
12,369
309 FS KKR Capital Corporation 5,407
1,005 Golub Capital BDC, Inc. 13,226
Total 41,354
Health Care (0.2%)
27 Becton, Dickinson and Company 6,866
90 BioMarin Pharmaceutical, Inc.
m
9,314
517 Danaher Corporation 137,222
296 Elevance Health, Inc. 151,839
15 Illumina, Inc.
m
3,033
Total 308,274
Industrials (0.1%)
739 Chart Industries, Inc.
m
85,155
474 FTI Consulting, Inc.
m
75,271
132 KBR, Inc. 6,970
Total 167,396
Information Technology (<0.1%)
187 Akamai Technologies, Inc.
m
15,764
534 Microchip Technology, Inc. 37,514
266 ON Semiconductor Corporation
m
16,590
206 Teradyne, Inc. 17,994
Total 87,862
Materials (<0.1%)
460 Allegheny Technologies, Inc.
m
13,736
Total 13,736

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (0.5%) Value
Real Estate (<0.1%)
199 Kite Realty Group Trust $ 4,189
Total 4,189
Utilities (0.1%)
201 American Electric Power
Company, Inc. 19,085
772 NextEra Energy, Inc. 64,539
1,351 NiSource, Inc. 37,044
Total 120,668
Total Common Stock
(cost $941,795) 968,004
Shares or
Principal
Amount Short-Term Investments ( 8.0% ) Value
Federal Home Loan Bank Discount
Notes
100,000 4.200%, 2/15/2023
n,o
99,474
Thrivent Core Short-Term Reserve
Fund
1,438,591 4.710% 14,385,906
U.S. Treasury Bills
100,000 4.090%, 2/9/2023
n,p
99,601
100,000 4.162%, 2/23/2023
n,p
99,398
Total Short-Term Investments
(cost $14,680,096) 14,684,379
Total Investments (cost
$216,427,495) 105.7% $194,918,339
Other Assets and Liabilities, Net
(5.7%) (10,550,017)
Total Net Assets 100.0% $184,368,322
a The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b All or a portion of the loan is unfunded.
c Denotes investments purchased on a when-issued or
delayed-delivery basis.
d Denotes variable rate securities. The rate shown is as of
December 31, 2022. The rates of certain variable rate
securities are based on a published reference rate and
spread; these may vary by security and the reference rate
and spread are indicated in their description.  The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions.  These
securities do not indicate a reference rate and spread in
their description.
e Security is valued using significant unobservable inputs.
Further information on valuation can be found in the Notes
to Financial Statements.
f Denotes securities sold under Rule 144A of the Securities
Act of 1933, which exempts them from registration. These
securities may be resold to other dealers in the program or
to other qualified institutional buyers. As of December 31,
2022, the value of these investments was $65,345,375 or
35.4% of total net assets.
g Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of
December 31, 2022.
h All or a portion of the security is insured or guaranteed.
i All or a portion of the security is on loan.
j Denotes perpetual securities. Perpetual securities pay an
indefinite stream of income and have no contractual maturity date. Date shown, if applicable, is next call date.
k Denotes interest only security.  Interest only securities
represent the right to receive monthly interest payments on
an underlying pool of mortgages or assets.  The principal
shown is the outstanding par amount of the pool as of the
end of the period. The actual effective yield of the security is different than the stated coupon rate.
l All or a portion of the security was earmarked to cover
written options.
m Non-income producing security.
n The interest rate shown reflects the yield.
o All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for
open futures contracts.
p All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and
the fund for open swap contracts.
* Denotes restricted securities. Restricted securities are
investment securities which cannot be offered for public
sale without first being registered under the Securities
Act of 1933. The value of all restricted securities held in
Opportunity Income Plus Portfolio as of December 31, 2022
was $313,370 or 0.17% of total net assets. The following
table indicates the acquisition date and cost of restricted
securities shown in the schedule as of December 31, 2022.
Security
Acquisition
Date Cost
College Avenue Student Loans,
LLC, 11/26/2046 7/11/2017 $ 87,738
Credit Acceptance Corporation,
12/31/2024 5/29/2020 182,765
First Horizon Bank, 4.759% 6/21/2017 53,690
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Opportunity Income Plus
Portfolio as of December 31, 2022:
Securities Lending Transactions
Long-Term Fixed Income $ 1,208,874
Common Stock 87,387
Total lending $1,296,261
Gross amount payable upon return of
collateral for securities loaned $1,346,500
Net amounts due to counterparty $50,239
Definitions:
CLO - Collateralized Loan Obligation
ETF - Exchange Traded Fund
FNMA - Federal National Mortgage Association
REMIC - Real Estate Mortgage Investment Conduit
REIT - Real Estate Investment Trust is a company that buys,
develops, manages and/or sells real estate assets.
Ser. - Series
SPDR - S&P Depository Receipts, which are exchange-traded
funds traded in the U.S., Europe, and Asia-Pacific and
managed by State Street Global Advisors.

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Reference Rate Index:
CMT 1Y - Constant Maturity Treasury Yield 1 Year
LIBOR 1M - ICE Libor USD Rate 1 Month
LIBOR 2M - ICE Libor USD Rate 2 Month
LIBOR 3M - ICE Libor USD Rate 3 Month
LIBOR 6M - ICE Libor USD Rate 6 Month
PRIME - Federal Reserve Prime Loan Rate
SOFR30A - Secured Overnight Financing Rate 30 Year
Average
SOFRRATE - Secured Overnight Financing Rate
TSFR1M - CME Term SOFR 1 Month
TSFR3M - CME Term SOFR 3 Month
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 664,497
Gross unrealized depreciation (23,161,012)
Net unrealized appreciation (depreciation) $ (22,496,515)
Cost for federal income tax purposes $ 217,303,429

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Opportunity Income Plus Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Bank Loans
Basic Materials 573,631 – 524,168 49,463
Capital Goods 1,364,541 – 1,318,243 46,298
Communications Services 2,266,665 – 2,266,665 –
Consumer Cyclical 2,744,082 – 2,744,082 –
Consumer Non-Cyclical 1,976,688 – 1,976,688 –
Energy 283,596 – 283,596 –
Financials 1,052,305 – 1,052,305 –
Technology 3,239,702 – 3,239,702 –
Transportation 957,397 – 957,397 –
Utilities 116,072 – 116,072 –
Long-Term Fixed Income
Asset-Backed Securities 18,368,637 – 18,368,637 –
Basic Materials 3,517,089 – 3,517,089 –
Capital Goods 6,807,655 – 6,807,655 –
Collateralized Mortgage Obligations 12,795,665 – 12,795,665 –
Commercial Mortgage-Backed Securities 1,558,255 – 1,558,255 –
Communications Services 9,011,666 – 9,011,666 –
Consumer Cyclical 11,518,751 – 11,518,751 –
Consumer Non-Cyclical 9,598,536 – 9,598,536 –
Energy 9,385,384 – 9,385,384 –
Financials 23,223,343 – 23,223,343 –
Foreign Government 58,706 – 58,706 –
Mortgage-Backed Securities 16,977,858 – 16,977,858 –
Technology 5,473,662 – 5,473,662 –
Transportation 2,401,657 – 2,401,657 –
U.S. Government & Agencies 1,904,688 – 1,904,688 –
Utilities 3,882,065 – 3,882,065 –
Registered Investment Companies
Unaffiliated 2,629,815 2,599,521 – 30,294
Preferred Stock
Communications Services 174,919 174,919 – –
Consumer Non-Cyclical 223,553 223,553 – –
Energy 124,677 124,677 – –
Financials 1,577,667 1,523,067 54,600 –
Utilities 369,557 369,557 – –
Common Stock
Communications Services 53,097 51,567 – 1,530
Consumer Discretionary 111,588 111,588 – –
Energy 59,840 59,840 – –
Financials 41,354 41,354 – –
Health Care 308,274 308,274 – –
Industrials 167,396 167,396 – –
Information Technology 87,862 87,862 – –
Materials 13,736 13,736 – –
Real Estate 4,189 4,189 – –
Utilities 120,668 120,668 – –
Short-Term Investments 298,473 – 298,473 –
Subtotal Investments in Securities $157,424,961 $5,981,768 $151,315,608 $127,585
Other Investments  * Total
Affiliated Registered Investment Companies 21,760,972
Affiliated Short-Term Investments 14,385,906
Collateral Held for Securities Loaned 1,346,500
Subtotal Other Investments $37,493,378
Total Investments at Value $194,918,339
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Reference Description:
CBOT
-
Chicago Board of Trade
CME
-
Chicago Mercantile Exchange
Counterparty:
MSC
-
Morgan Stanley & Company
Other Financial Instruments Total Level 1 Level 2 Level 3
Asset Derivatives
Futures Contracts 17,115 17,115 – –
Total Asset Derivatives $17,115 $17,115 $– $–
Liability Derivatives
Futures Contracts 3,355 3,355 – –
Call Options Written 1,877 – – 1,877
Credit Default Swaps 132,003 – 132,003 –
Total Liability Derivatives $137,235 $3,355 $132,003 $1,877
The following table presents Opportunity Income Plus Portfolio's futures contracts held as of December 31, 2022. Investments and/or cash totaling
$99,474 were pledged as the initial margin deposit for these contracts.
Futures Contracts Description
Number of
Contracts
Long/(Short)
Expiration
Date Notional Amount
Value and
Unrealized
CBOT 10-Yr. U.S. Treasury Note 2 March 2023 $ 225,131 ( $ 538)
CME Ultra Long Term U.S. Treasury Bond 22 March 2023 2,937,761 17,115
Total Futures Long Contracts $ 3,162,892 $ 16,577
CBOT 2-Yr. U.S. Treasury Note (8) March 2023 ( $ 1,638,663) ( $ 1,962)
CBOT 5-Yr. U.S. Treasury Note (56) March 2023 (6,043,208) (855)
Total Futures Short Contracts ( $ 7,681,871) ($2,817)
Total Futures Contracts ( $ 4,518,979) $13,760
The following table presents Opportunity Income Plus Portfolio's options contracts held as of December 31, 2022.
Option _ Description
(Underlying Security
Description)
Counter-
party
Number of
Contracts
Exercise
Price
Expiration
Date Notional Amount Value
Unrealized
Appreciation/
(Depreciation)
FNMA Conventional 30-Yr. Pass
Through Call Option
(*)
MSC (1.33) $ 98.94 February 2023 ( $ 1,274,938) ( $ 1,877) $ 6,818
(Federal National Mortgage Association
Conventional 30-Yr. Pass Through)
Total Options Written Contracts ($1,877) $6,818
(*)  Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the
Notes to Financial Statements.

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table presents Opportunity Income Plus Portfolio's swaps contracts held as of December 31, 2022. Investments totaling $198,999 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.
Credit Default Swaps
Buy/Sell
Protection
1
Termination
Date
Notional
Principal
Amount
2
Upfront
Payments/
(Receipts) Value
3
Unrealized
Gain/(Loss)
CDX HY 39, 5 Year, at 5.00%, Quarterly Buy 12/20/2027 $ 2,930,000 $ – ( $ 132,003) ( $ 132,003)
Total Credit Default Swaps $– ($132,003) ($132,003)
1 As the buyer of protection, Opportunity Income Plus Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Opportunity Income Plus Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2 The maximum potential amount of future payments Opportunity Income Plus Portfolio could be required to make as the seller or receive as the buyer of protection.
3 The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity's credit worthiness.
The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity's credit worthiness.
When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity's credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity's credit worthiness.
The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2022, for Opportunity Income
Plus Portfolio's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting
Policies of the Notes to Financial Statements.
Derivatives by risk category Statement of Assets and Liabilities Location Fair Value
Asset Derivatives
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) $ 17,115
Options Written Net Assets - Distributable earnings/(accumulated loss) 6,818
Total Interest Rate Contracts 23,933
Total Asset Derivatives $23,933
Liability Derivatives
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 3,355
Total Interest Rate Contracts 3,355
Credit Contracts
Credit Default Swaps Net Assets - Distributable earnings/(accumulated loss) 132,003
Total Credit Contracts 132,003
Total Liability Derivatives $135,358
* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.  Only current day's variation margin is reported within the Statement of Assets and Liabilities.
The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2022, for
Opportunity Income Plus Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Interest Rate Contracts
Futures Net realized gains/(losses) on Futures contracts 1,061,686
Total Interest Rate Contracts
1,061,686
Credit Contracts
Credit Default Swaps Net realized gains/(losses) on Swap agreements (44,561)
Total Credit Contracts
(44,561)
Total $1,017,125

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2022, for Opportunity Income Plus Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized
appreciation/(depreciation)
recognized in Income
Interest Rate Contracts
Options Written Change in net unrealized appreciation/(depreciation) on Written option contracts 6,818
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts 6,137
Total Interest Rate Contracts 12,955
Credit Contracts
Credit Default Swaps Change in net unrealized appreciation/(depreciation) on Swap agreements (132,003)
Total Credit Contracts (132,003)
Total ($119,048)
The following table presents Opportunity Income Plus Portfolio's average volume of derivative activity during the period ended December 31,
2022.
Derivative Risk Category Average Notional Value
Interest Rate Contracts
Futures - Long $3,542,721
Futures - Short (22,931,662)
Options Written (63,658)
Credit Contracts
Credit Default Swaps - Buy Protection 3,129

Opportunity Income Plus Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Opportunity Income Plus
Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Registered Investment Companies
Core Emerging Markets Debt $30,605 $1,388 $3,850 $21,761 2,871 11.8%
Total Affiliated Registered Investment
Companies 30,605 21,761 11.8
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% 34,985 95,429 116,028 14,386 1,439 7.8
Total Affiliated Short-Term Investments 34,985 14,386 7.8
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment 6,114 44,292 49,059 1,347 1,347 0.7
Total Collateral Held for Securities Loaned 6,114 1,347 0.7
Total Value $71,704 $37,494
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Registered Investment Companies
Core Emerging Markets Debt ($1,026) ($5,356) $ – $1,388
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% 0 0 – 333
Total Income/Non Income Cash from Affiliated
Investments $1,721
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 44
Total Affiliated Income from Securities Loaned, Net $44
Total Value ($1,026) ($5,356) $ –

Partner Emerging Markets Equity Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock ( 93.3% ) Value
Bermuda (0.6%)
2,916 Credicorp Ltd. $ 395,585
Total 395,585
Brazil (5.6%)
346,228 B3 SA - Brasil Bolsa Balcao 866,267
290,329 Banco Bradesco SA ADR 836,147
159,278 Raia Drogasil SA 715,578
201,785 Rumo SA 711,249
89,020 WEG SA 649,304
Total 3,778,545
Cayman Islands (20.0%)
258,400 Alibaba Group Holding, Ltd.
a
2,835,401
469,000 Budweiser Brewing Company
APAC, Ltd.
b
1,466,092
156,000 China Resources Land, Ltd. 709,702
71,259 JD.com, Inc. 1,989,312
44,300 Meituan Dianping
a,b
981,503
93,000 Tencent Holdings, Ltd. 3,943,234
115,000 WuXi Biologics (Cayman), Inc.
a,b
871,000
139,000 Zhongsheng Group Holdings, Ltd. 711,972
Total 13,508,216
Chile (0.9%)
38,827 Banco Santander Chile SA ADR 615,020
Total 615,020
China (10.5%)
22,699 China International Travel Service
Corporation, Ltd. 702,617
16,400 China Tourism Group Duty Free
Corporation, Ltd.
a,b
480,671
77,438 Foshan Haitian Flavouring and
Food Company, Ltd. 884,663
4,295 Kweichow Moutai Company, Ltd. 1,062,480
123,972 LONGi Green Energy Technology
Company, Ltd. 750,698
150,125 Midea Group Company, Ltd. 1,114,122
183,688 NARI Technology Company, Ltd. 641,951
23,000 Shenzhen Mindray Bio-Medical
Electronics Company, Ltd. 1,042,999
121,300 Yonyou Network Technology
Company, Ltd. 420,458
Total 7,100,659
France (1.6%)
16,859 TotalEnergies SE 1,058,289
Total 1,058,289
Hong Kong (3.9%)
161,600 AIA Group, Ltd. 1,784,612
20,030 Hong Kong Exchanges & Clearing,
Ltd. 860,694
Total 2,645,306
India (15.9%)
39,782 Hindustan Unilever, Ltd. 1,229,003
86,633 Housing Development Finance
Corporation 2,754,147
62,787 Kotak Mahindra Bank, Ltd. 1,381,396
6,677 Maruti Suzuki India, Ltd. 675,482
Shares Common Stock (93.3%) Value
India (15.9%) - continued
424,622 Power Grid Corporation of India,
Ltd. $ 1,094,763
107,750 SBI Life Insurance Company, Ltd.
b
1,599,232
29,004 Tata Consultancy Services, Ltd. 1,140,644
10,261 Ultra Tech Cement, Ltd. 861,024
Total 10,735,691
Indonesia (4.5%)
2,307,600 Bank Central Asia Tbk PT 1,265,345
3,439,296 Bank Rakyat Indonesia Persero
Tbk PT 1,090,430
2,913,600 PT Telkom Indonesia ( Persero ) Tbk 701,631
Total 3,057,406
Luxembourg (0.8%)
3,057 Globant SA
a
514,065
Total 514,065
Mexico (5.7%)
14,351 Fomento Economico Mexicano SAB
de CV ADR 1,121,100
32,560 Grupo Aeroportuario del Sureste ,
SAB de CV 758,606
185,410 Grupo Financiero Banorte SAB de
CV ADR 1,334,354
186,142 Grupo Mexico, SAB de CV 656,247
Total 3,870,307
Netherlands (1.7%)
2,121 ASM International NV 538,169
1,115 ASML Holding NV 607,954
Total 1,146,123
Russian Federation (<0.1%)
22,154 LUKOIL PJSC
c
0
78,093 NovaTek PJSC
c,d
0
136,926 Sberbank of Russia PJSC
a,c
0
Total 0
South Africa (3.3%)
15,560 Anglo American Platinum, Ltd. 1,298,586
240,545 Sanlam, Ltd. 689,729
38,058 Vodacom Group 274,831
Total 2,263,146
South Korea (3.7%)
3,144 LG Chem , Ltd.
a
1,501,352
57,136 Samsung Engineering Company,
Ltd.
a
1,010,779
Total 2,512,131
Taiwan (9.7%)
91,000 Delta Electronics, Inc. 843,569
320,000 Hon Hai Precision Industry
Company, Ltd. 1,037,194
323,499 Taiwan Semiconductor
Manufacturing Company, Ltd. 4,698,326
Total 6,579,089

Partner Emerging Markets Equity Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (93.3%) Value
Thailand (2.4%)
173,600 Kasikornbank Public Company,
Ltd.
c
$ 732,949
180,100 PTT Exploration & Production pcl 917,181
Total 1,650,130
United Kingdom (1.1%)
42,312 Mondi plc 723,659
Total 723,659
United States (1.4%)
747 MercadoLibre , Inc.
a
632,141
5,015 Southern Copper Corporation 302,856
Total 934,997
Total Common Stock
(cost $59,324,229) 63,088,364
Shares Preferred Stock ( 5.9% )
South Korea (5.9%)
99,587 Samsung Electronics Company,
Ltd. 3,990,786
Total 3,990,786
Total Preferred Stock
(cost $946,114) 3,990,786
Shares Short-Term Investments ( 1.1% )
Thrivent Core Short-Term Reserve
Fund
75,334 4.710% 753,335
Total Short-Term Investments
(cost $753,335) 753,335
Total Investments (cost
$61,023,678) 100.3% $67,832,485
Other Assets and Liabilities,
Net (0.3%) (216,115)
Total Net Assets 100.0% $67,616,370
a Non-income producing security.
b Denotes securities sold under Rule 144A of the Securities
Act of 1933, which exempts them from registration. These
securities may be resold to other dealers in the program or
to other qualified institutional buyers. As of December 31,
2022, the value of these investments was $5,398,498 or
8.0% of total net assets.
c Security is valued using significant unobservable inputs.
Further information on valuation can be found in the Notes
to Financial Statements.
d Pursuant to sanctions related to the Russian invasion of
Ukraine which restricts the ability of Russia and its allied nations to make payments on its dollar-denominated
sovereign debt and equity, existing accruals on these
securities have been reserved and income is currently not
being accrued.
Definitions:
ADR - American Depositary Receipt, which are certificates
for an underlying foreign security's shares held by an
issuing U.S. depository bank.
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 18,218,808
Gross unrealized depreciation (13,204,127)
Net unrealized appreciation (depreciation) $ 5,014,681
Cost for federal income tax purposes $ 62,817,804

Partner Emerging Markets Equity Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner
Emerging Markets Equity as discussed in the Notes to Financial Statements.
* Located on the Statement of Operations, Change in net unrealized appreciation/(depreciation) on investments.
^ Located on the Statement of Operations, Net realized gains/(losses) on investments.
# Transferred from Level 2 to Level 3 because of a lack of observable market data, resulting from a decrease in market activity for the securities.
@ Transferred from Level 3 to Level 2 because observable market data became available for the securities.
The reporting entity's Level 3 securities' fair value is calculated by a vendor or by using vendor data following the established policies and procedures of the reporting entity. Inputs used in valuation include an international fair value factor. Unobservable inputs were weighted by the relative fair value of the instruments. A significant increase or decrease in the inputs in isolation would have resulted in a significantly lower or higher fair value measurement.
Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Partner Emerging Markets Equity Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Common Stock
Communications Services 4,919,696 – 4,919,696 –
Consumer Discretionary 10,123,221 632,141 9,491,080 –
Consumer Staples 6,478,916 1,121,100 5,357,816 –
Energy^ 1,975,470 – 1,975,470 0
Financials^ 16,205,907 1,846,752 13,626,206 732,949
Health Care 1,913,999 – 1,913,999 –
Industrials 3,771,889 – 3,771,889 –
Information Technology 10,551,077 514,065 10,037,012 –
Materials 5,343,724 302,856 5,040,868 –
Real Estate 709,702 – 709,702 –
Utilities 1,094,763 – 1,094,763 –
Preferred Stock
Information Technology 3,990,786 – 3,990,786 –
Subtotal Investments in Securities $67,079,150 $4,416,914 $61,929,287 $732,949
Other Investments  * Total
Affiliated Short-Term Investments 753,335
Subtotal Other Investments $753,335
Total Investments at Value $67,832,485
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
^ Level 3 security in this section is fair valued at <$1.
Investments in Securities
Beginning
Value
12/31/2021
Realized
Gain/
(Loss)^
Change in
Unrealized
Appreciation/
(Depreciation) *  Purchases  Sales
Transfers
Into
Level 3 #
Transfers
Out of
Level 3 @
Ending
Value
12/31/2022
Common Stock
 Energy $- $-   ($1,782,964) $- $-  $1,782,964 $-  $0
    Financials -  (196,178) (698,749)           882,103 (387,093) 1,132,866 - 732,949
Total  $- ($196,178)   ($2,481,713)  $882,103 ($387,093)  $2,915,830 $- $732,949

Partner Emerging Markets Equity Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Partner Emerging Markets
Equity Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $503 $16,094 $15,844 $753 75 1.1%
Total Affiliated Short-Term Investments 503 753 1.1
Total Value $503 $753
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $– $– $ – $17
Total Income/Non Income Cash from Affiliated
Investments $17
Total Value $– $– $ –

Partner Healthcare Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock ( 96.6% ) Value
Biotechnology (21.0%)
52,608 AbbVie, Inc. $ 8,501,979
10,643 Alkermes plc
a
278,102
7,622 Alnylam Pharmaceuticals, Inc.
a
1,811,368
34,104 Amgen, Inc. 8,957,075
5,735 Apellis Pharmaceuticals, Inc.
a
296,557
22,375 Arcutis Biotherapeutics, Inc.
a
331,150
3,474 Argenx SE ADR
a
1,316,055
13,000 Biogen, Inc.
a
3,599,960
14,985 BioMarin Pharmaceutical, Inc.
a
1,550,798
4,875 BioNTech SE ADR 732,322
6,855 Blueprint Medicines Corporation
a
300,318
8,933 Cerevel Therapeutics Holdings
a
281,747
13,043 Decibel Therapeutics, Inc.
a
26,738
7,165 Design Therapeutics, Inc.
a
73,513
1,605 Enanta Pharmaceuticals, Inc.
a
74,665
13,023 Exact Sciences Corporation
a
644,769
1,269 Genmab AS
a
536,527
8,464 Genmab AS ADR
a
358,704
82,142 Gilead Sciences, Inc. 7,051,891
3,614 Horizon Therapeutics plc
a
411,273
12,538 Imago BioSciences, Inc.
a
450,741
7,361 Immuneering Corporation
a
35,701
5,022 Immunocore Holdings plc ADR
a
286,606
14,002 Incyte Corporation
a
1,124,641
9,080 Ionis Pharmaceuticals, Inc.
a
342,952
1,780 Karuna Therapeutics, Inc.
a
349,770
1,525 Krystal Biotech, Inc.
a
120,810
6,933 Legend Biotech Corporation ADR
a
346,095
2,180 Mirati Therapeutics, Inc.
a
98,776
20,447 Moderna, Inc.
a
3,672,690
14,609 Monte Rosa Therapeutics, Inc.
a
111,174
6,199 MoonLake Immunotherapeutics
a
65,089
11,037 Neurocrine Biosciences, Inc.
a
1,318,259
5,514 Nuvalent, Inc.
a
164,207
9,352 PMV Pharmaceuticals, Inc.
a
81,362
11,216 Prime Medicine, Inc.
a
208,393
3,371 Prometheus Biosciences, Inc.
a
370,810
4,245 Prothena Corporation plc
a
255,761
4,120 PTC Therapeutics, Inc.
a
157,260
5,202 Regeneron Pharmaceuticals, Inc.
a
3,753,191
9,317 Revolution Medicines, Inc.
a
221,931
23,307 Rhythm Pharmaceuticals, Inc.
a
678,700
8,379 Rocket Pharmaceuticals, Inc.
a
163,977
10,535 Sage Therapeutics, Inc.
a
401,805
9,180 Sarepta Therapeutics, Inc.
a
1,189,544
10,256 Seagen, Inc.
a
1,317,999
12,792 Tenaya Therapeutics, Inc.
a
25,712
15,222 TScan Therapeutics, Inc.
a
24,812
3,015 Ultragenyx Pharmaceutical, Inc.
a
139,685
22,415 Vertex Pharmaceuticals, Inc.
a
6,473,004
Total 61,086,968
Financials (<0.1%)
7,296 Health Sciences Acquisitions
Corporation 2
a
72,887
Total 72,887
Health Care Distributors (3.1%)
27,267 AmerisourceBergen Corporation 4,518,415
12,002 McKesson Corporation 4,502,190
Total 9,020,605
Health Care Equipment (17.7%)
81,099 Abbott Laboratories 8,903,859
Shares Common Stock (96.6%) Value
Health Care Equipment (17.7%) - continued
7,266 ABIOMED, Inc.
a,b
$ 6,670
35,015 Baxter International, Inc. 1,784,715
206,043 Boston Scientific Corporation
a
9,533,610
25,533 DexCom, Inc.
a
2,891,357
19,086 Edwards Lifesciences Corporation
a
1,424,006
2,370 Glaukos Corporation
a
103,522
4,218 Insulet Corporation
a
1,241,737
23,046 Intuitive Surgical, Inc.
a
6,115,256
1,115 iRhythm Technologies, Inc.
a
104,442
4,130 Masimo Corporation
a
611,033
62,813 Medtronic plc 4,881,826
17,580 Nevro Corporation
a
696,168
5,400 Novocure, Ltd.
a
396,090
3,382 Omnicell, Inc.
a
170,520
10,495 Penumbra, Inc.
a
2,334,718
8,346 ResMed, Inc. 1,737,053
2,400 STERIS plc 443,256
29,438 Stryker Corporation 7,197,297
7,170 Zimmer Biomet Holdings, Inc. 914,175
Total 51,491,310
Health Care Facilities (0.8%)
22,882 Encompass Health Corporation 1,368,572
3,982 HCA Healthcare, Inc. 955,521
Total 2,324,093
Health Care Services (4.6%)
19,809 Agiliti, Inc.
a
323,085
11,222 Amedisys, Inc.
a
937,486
2,241 CareMax, Inc., Warrants (Expires
07/16/2025) 952
21,602 Cigna Holding Company 7,157,607
5,968 Guardant Health, Inc.
a
162,330
10,781 LHC Group, Inc.
a
1,743,180
20,133 Quest Diagnostics, Inc. 3,149,606
Total 13,474,246
Health Care Supplies (1.9%)
38,696 Alcon, Inc. 2,652,611
1,835 Align Technology, Inc.
a
387,001
37,985 Bausch + Lomb Corporation
a
589,147
5,307 Cooper Companies, Inc. 1,754,866
Total 5,383,625
Life Sciences Tools & Services (11.5%)
5,110 10X Genomics, Inc.
a
186,208
30,559 Agilent Technologies, Inc. 4,573,154
38,704 Avantor, Inc.
a
816,267
33,332 Danaher Corporation 8,846,979
4,000 ICON plc
a
777,000
12,023 IQVIA Holding, Inc.
a
2,463,393
515 Mettler-Toledo International, Inc.
a
744,407
8,560 Nautilus Biotechnology, Inc.
a
15,408
15,102 Qiagen NV
a
753,137
10,426 Rapid Micro Biosystems, Inc.
a
11,781
20,959 Thermo Fisher Scientific, Inc. 11,541,912
5,270 Waters Corporation
a
1,805,397
3,785 West Pharmaceutical Services,
Inc. 890,800
Total 33,425,843
Managed Health Care (12.3%)
18,037 Centene Corporation
a
1,479,214

Partner Healthcare Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (96.6%) Value
Managed Health Care (12.3%) - continued
17,629 Elevance Health, Inc. $ 9,043,148
47,638 UnitedHealth Group, Inc. 25,256,715
Total 35,779,077
Pharmaceuticals (23.7%)
5,400 Arvinas, Inc.
a
184,734
29,697 AstraZeneca plc 4,018,600
12,178 AstraZeneca plc ADR 825,668
19,133 Bristol-Myers Squibb Company 1,376,619
9,760 Catalent, Inc.
a
439,298
55,900 Daiichi Sankyo Company, Ltd. 1,799,236
44,702 Eli Lilly and Company 16,353,780
87,836 Johnson & Johnson 15,516,229
110,874 Merck & Company, Inc. 12,301,470
2,146 Nuvation Bio, Inc., Warrants
(Expires 07/07/2027) 310
165,074 Pfizer, Inc. 8,458,392
3,193 Roche Holding AG, Participation
Certificates 1,003,361
11,948 Sanofi 1,152,101
38,126 Zoetis, Inc. 5,587,365
Total 69,017,163
Total Common Stock
(cost $205,721,303) 281,075,817
Shares Short-Term Investments ( 3.4% ) Value
Thrivent Core Short-Term Reserve
Fund
990,776 4.710% 9,907,757
Total Short-Term Investments
(cost $9,905,252) 9,907,757
Total Investments (cost
$215,626,555) 100.0% $290,983,574
Other Assets and Liabilities, Net
(<0.1%) (56,531)
Total Net Assets 100.0% $290,927,043
a Non-income producing security.
b Security is valued using significant unobservable inputs.
Further information on valuation can be found in the Notes
to Financial Statements.
Definitions:
ADR - American Depositary Receipt, which are certificates
for an underlying foreign security's shares held by an
issuing U.S. depository bank.
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 85,338,682
Gross unrealized depreciation (10,909,407)
Net unrealized appreciation (depreciation) $ 74,429,275
Cost for federal income tax purposes $ 216,632,932

Partner Healthcare Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Currency:
USD
-
United States Dollar
Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Partner Healthcare Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Common Stock
Biotechnology 61,086,968 60,550,441 536,527 –
Financials 72,887 72,887 – –
Health Care Distributors 9,020,605 9,020,605 – –
Health Care Equipment 51,491,310 51,484,640 – 6,670
Health Care Facilities 2,324,093 2,324,093 – –
Health Care Services 13,474,246 13,474,246 – –
Health Care Supplies 5,383,625 5,383,625 – –
Life Sciences Tools & Services 33,425,843 33,425,843 – –
Managed Health Care 35,779,077 35,779,077 – –
Pharmaceuticals 69,017,163 61,043,865 7,973,298 –
Subtotal Investments in Securities $281,075,817 $272,559,322 $8,509,825 $6,670
Other Investments  * Total
Affiliated Short-Term Investments 9,907,757
Subtotal Other Investments $9,907,757
Total Investments at Value $290,983,574
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
Other Financial Instruments Total Level 1 Level 2 Level 3
Asset Derivatives
Foreign Currency Forward Contracts 82,280 – 82,280 –
Total Asset Derivatives $82,280 $– $82,280 $–
Liability Derivatives
Foreign Currency Forward Contracts 3,647 – 3,647 –
Total Liability Derivatives $3,647 $– $3,647 $–
The following table presents Partner Healthcare Portfolio's foreign currency forward contracts held as of December 31, 2022.
Foreign Currency Forward Contracts
Counterparty
Currency to
Deliver
Contracts to
Deliver
Currency to
Receive In Exchange for Settlement Date
Unrealized
Appreciation/
(Depreciation)
Statestreet Bank British Pound 4,055,639 USD $ 4,910,221 3/15/2023 $ 82,280
J.P. Morgan Euro 1,173,200 USD 1,261,989 3/15/2023 (3,647)
Total $78,633
Net Unrealized Appreciation/(Depreciation) on Foreign Currency Forward
Contracts $78,633

Partner Healthcare Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2022, for Partner Healthcare
Portfolio's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.
Derivatives by risk category Statement of Assets and Liabilities Location Fair Value
Asset Derivatives
Foreign Exchange Contracts
Forward Contracts Net Assets - Distributable earnings/(accumulated loss) 82,280
Total Foreign Exchange Contracts 82,280
Total Asset Derivatives $82,280
Liability Derivatives
Foreign Exchange Contracts
Forward Contracts Net Assets - Distributable earnings/(accumulated loss) 3,647
Total Foreign Exchange Contracts 3,647
Total Liability Derivatives $3,647
The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2022, for
Partner Healthcare Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Foreign Exchange Contracts
Forward Contracts Net realized gains/(losses) on Foreign currency forward contracts 109,967
Total Foreign Exchange Contracts 109,967
Total $109,967
The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2022, for Partner Healthcare Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized
appreciation/(depreciation)
recognized in Income
Foreign Exchange Contracts
Forward Contracts Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts 78,633
Total Foreign Exchange Contracts 78,633
Total $78,633
The following table presents Partner Healthcare Portfolio's average volume of derivative activity during the period ended December 31, 2022.
Derivative Risk Category Average Notional Value
Foreign Exchange Contracts
Contracts Purchased $326,638
Contracts Sold (3,679,123)

Partner Healthcare Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Partner Healthcare Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $12,050 $61,233 $63,375 $9,908 991 3.4%
Total Affiliated Short-Term Investments 12,050 9,908 3.4
Total Value $12,050 $9,908
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $– $– $ – $226
Total Income/Non Income Cash from Affiliated
Investments $226
Total Value $– $– $ –

Real Estate Securities Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock ( 99.4% ) Value
Diversified REITs (1.6%)
9,354 American Assets Trust, Inc. $ 247,881
32,037 Essential Properties Realty Trust,
Inc. 751,908
14,997 Store Capital Corporation 480,804
14,708 WP Carey, Inc. 1,149,430
Total 2,630,023
Health Care REITs (7.7%)
81,387 Healthcare Realty Trust, Inc. 1,568,328
96,900 Healthpeak Properties, Inc. 2,429,283
47,760 Medical Properties Trust, Inc. 532,046
20,914 Omega Healthcare Investors, Inc. 584,546
61,898 Ventas, Inc. 2,788,505
68,670 Welltower, Inc. 4,501,319
Total 12,404,027
Hotel & Resort REITs (3.3%)
64,412 Apple Hospitality REIT, Inc. 1,016,421
121,651 Host Hotels & Resorts, Inc. 1,952,498
26,595 Park Hotels & Resorts, Inc. 313,555
23,585 Pebblebrook Hotel Trust 315,803
39,554 RLJ Lodging Trust 418,877
9,256 Ryman Hospitality Properties 756,956
29,757 Sunstone Hotel Investors, Inc. 287,453
16,266 Xenia Hotels & Resorts, Inc. 214,386
Total 5,275,949
Industrial REITs (14.7%)
30,259 Americold Realty Trust 856,632
4,751 EastGroup Properties, Inc. 703,433
35,396 First Industrial Realty Trust, Inc. 1,708,211
31,444 LXP Industrial Trust 315,069
137,557 Prologis, Inc. 15,506,801
56,784 Rexford Industrial Realty, Inc. 3,102,678
25,105 STAG Industrial, Inc. 811,142
14,245 Terreno Realty Corporation 810,113
Total 23,814,079
Office REITs (5.4%)
26,767 Alexandria Real Estate Equities,
Inc. 3,899,149
17,083 Boston Properties, Inc. 1,154,469
11,046 Corporate Office Properties Trust 286,533
35,067 Cousins Properties, Inc. 886,844
18,690 Douglas Emmett, Inc. 293,059
25,312 Highwoods Properties, Inc. 708,230
16,972 Hudson Pacific Properties, Inc. 165,138
21,391 Kilroy Realty Corporation 827,190
10,211 SL Green Realty Corporation 344,315
10,454 Vornado Realty Trust 217,548
Total 8,782,475
Real Estate Services (0.7%)
10,600 CBRE Group, Inc.
a
815,776
1,981 Jones Lang LaSalle, Inc.
a
315,712
Total 1,131,488
Residential REITs (20.4%)
98,961 American Homes 4 Rent 2,982,685
28,612 Apartment Income REIT
Corporation 981,678
26,979 AvalonBay Communities, Inc. 4,357,648
Shares Common Stock (99.4%) Value
Residential REITs (20.4%) - continued
26,831 Camden Property Trust $ 3,001,852
39,603 Equity Lifestyle Properties, Inc. 2,558,354
46,566 Equity Residential 2,747,394
11,352 Essex Property Trust, Inc. 2,405,716
41,974 Independence Realty Trust, Inc. 707,682
117,746 Invitation Homes, Inc. 3,489,991
18,708 Mid-America Apartment
Communities, Inc. 2,936,969
27,101 Sun Communities, Inc. 3,875,443
74,524 UDR, Inc. 2,886,314
Total 32,931,726
Retail REITs (13.9%)
22,197 Agree Realty Corporation 1,574,433
83,271 Brixmor Property Group, Inc. 1,887,754
10,556 Federal Realty Investment Trust 1,066,578
112,697 Kimco Realty Corporation 2,386,922
40,808 Kite Realty Group Trust 859,008
12,125 Macerich Company 136,528
23,571 National Retail Properties, Inc. 1,078,609
27,707 NetSTREIT Corporation 507,869
17,321 Phillips Edison and Company, Inc. 551,501
45,800 Realty Income Corporation 2,905,094
31,407 Regency Centers Corporation 1,962,938
24,928 Retail Opportunity Investments
Corporation 374,668
45,840 Simon Property Group, Inc. 5,385,283
37,885 SITE Centers Corporation 517,509
24,521 Spirit Realty Capital, Inc. 979,124
18,449 Urban Edge Properties 259,946
Total 22,433,764
Specialized REITs (31.7%)
36,367 American Tower Corporation 7,704,713
30,943 Crown Castle, Inc. 4,197,108
48,286 CubeSmart 1,943,511
30,118 Digital Realty Trust, Inc. 3,019,932
11,318 Equinix, Inc. 7,413,629
23,482 Extra Space Storage, Inc. 3,456,081
17,473 Four Corners Property Trust, Inc. 453,075
41,542 Gaming and Leisure Properties,
Inc. 2,163,923
17,800 Iron Mountain, Inc. 887,330
4,600 Lamar Advertising Company 434,240
24,709 Life Storage, Inc. 2,433,836
18,865 National Storage Affiliates Trust 681,404
20,104 Public Storage, Inc. 5,632,940
12,168 SBA Communications Corporation 3,410,812
180,649 VICI Properties, Inc. 5,853,028
45,589 Weyerhaeuser Company 1,413,259
Total 51,098,821
Total Common Stock
(cost $120,567,595) 160,502,352

Real Estate Securities Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Short-Term Investments ( 0.3% ) Value
Thrivent Core Short-Term Reserve
Fund
41,829 4.710% $ 418,287
Total Short-Term Investments
(cost $418,287) 418,287
Total Investments (cost
$120,985,882) 99.7% $160,920,639
Other Assets and Liabilities, Net
0.3% 497,551
Total Net Assets 100.0% $161,418,190
a Non-income producing security.
Definitions:
REIT - Real Estate Investment Trust is a company that buys,
develops, manages and/or sells real estate assets.
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 47,019,387
Gross unrealized depreciation (7,990,125)
Net unrealized appreciation (depreciation) $ 39,029,262
Cost for federal income tax purposes $ 121,891,377

Real Estate Securities Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Real Estate Securities Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Common Stock
Diversified REITs 2,630,023 2,630,023 – –
Health Care REITs 12,404,027 12,404,027 – –
Hotel & Resort REITs 5,275,949 5,275,949 – –
Industrial REITs 23,814,079 23,814,079 – –
Office REITs 8,782,475 8,782,475 – –
Real Estate Services 1,131,488 1,131,488 – –
Residential REITs 32,931,726 32,931,726 – –
Retail REITs 22,433,764 22,433,764 – –
Specialized REITs 51,098,821 51,098,821 – –
Subtotal Investments in Securities $160,502,352 $160,502,352 $– $–
Other Investments  * Total
Affiliated Short-Term Investments 418,287
Subtotal Other Investments $418,287
Total Investments at Value $160,920,639
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Real Estate Securities
Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $1,869 $17,706 $19,157 $418 42 0.3%
Total Affiliated Short-Term Investments 1,869 418 0.3
Total Value $1,869 $418
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $– $– $ – $5
Total Income/Non Income Cash from Affiliated
Investments $5
Total Value $– $– $ –

Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock ( 98.6% ) Value
Communications Services (0.5%)
32,361 QuinStreet, Inc.
a
$ 464,380
Total 464,380
Consumer Discretionary (12.0%)
5,957 Clarus Corporation 46,703
36,152 Cooper-Standard Holdings, Inc.
a
327,537
48,130 Duluth Holdings, Inc.
a
297,443
152,050 Everi Holdings, Inc.
a
2,181,918
6,661 Five Below, Inc.
a
1,178,131
3,856 Lithia Motors, Inc. 789,477
16,579 Papa John's International, Inc. 1,364,618
17,123 Planet Fitness, Inc.
a
1,349,292
23,522 Skyline Champion Corporation
a
1,211,618
66,199 ThredUp, Inc.
a
86,721
8,773 Wingstop, Inc. 1,207,340
32,799 Xometry, Inc.
a,b
1,057,112
Total 11,097,910
Consumer Staples (4.7%)
16,698 Celsius Holdings, Inc.
a
1,737,260
31,125 e.l.f. Beauty, Inc.
a
1,721,212
40,182 Turning Point Brands, Inc. 869,137
Total 4,327,609
Energy (2.9%)
17,151 Matador Resources Company 981,723
25,386 Talos Energy, Inc.
a
479,288
104,533 TechnipFMC plc
a
1,274,257
Total 2,735,268
Financials (9.8%)
27,196 Columbia Banking System, Inc. 819,415
14,353 Hamilton Lane, Inc. 916,870
15,928 Houlihan Lokey, Inc. 1,388,284
5,204 Kinsale Capital Group, Inc. 1,360,950
11,536 RLI Corporation 1,514,331
18,498 Seacoast Banking Corporation of
Florida 576,953
27,050 Triumph Financial, Inc.
a
1,321,933
19,905 Western Alliance Bancorp 1,185,542
Total 9,084,278
Health Care (20.1%)
21,541 Adaptive Biotechnologies
Corporation
a
164,573
64,474 Agiliti, Inc.
a
1,051,571
2,465 Argenx SE ADR
a
933,816
4,612 Ascendis Pharma AS ADR
a
563,263
13,024 Axonics, Inc.
a
814,391
22,645 BioLife Solutions, Inc.
a
412,139
26,455 Enovis Corporation
a
1,415,872
17,529 Halozyme Therapeutics, Inc.
a
997,400
7,882 Immunocore Holdings plc ADR
a
449,826
19,099 Inari Medical, Inc.
a
1,213,932
8,361 Inspire Medical Systems, Inc.
a
2,105,969
17,496 Lantheus Holdings, Inc.
a
891,596
71,645 Maravai LifeSciences Holdings,
Inc.
a
1,025,240
12,448 Natera, Inc.
a
500,036
55,442 Progyny, Inc.
a
1,727,018
7,383 Repligen Corporation
a
1,250,016
5,235 Sarepta Therapeutics, Inc.
a
678,351
28,616 Silk Road Medical, Inc.
a
1,512,356
Shares Common Stock (98.6%) Value
Health Care (20.1%) - continued
12,356 Travere Therapeutics, Inc.
a
$ 259,847
18,221 Vericel Corporation
a
479,941
22,577 Vor BioPharma, Inc.
a,b
150,137
Total 18,597,290
Industrials (21.8%)
27,084 Altra Industrial Motion Corporation 1,618,269
15,908 ASGN, Inc.
a
1,296,184
27,851 Badger Infrastructure Solutions,
Ltd. 548,381
9,696 Chart Industries, Inc.
a
1,117,270
28,480 Driven Brands Holdings, Inc.
a
777,789
110,178 First Advantage Corporation
a
1,432,314
11,731 Forward Air Corporation 1,230,464
33,474 IAA, Inc.
a
1,338,960
11,058 Lincoln Electric Holdings, Inc. 1,597,770
12,481 Mercury Systems, Inc.
a
558,400
14,191 Middleby Corporation
a
1,900,175
17,558 Regal Rexnord Corporation 2,106,609
3,825 Saia, Inc.
a
802,026
73,163 Sun Country Airlines Holdings,
Inc.
a
1,160,365
19,073 Vicor Corporation
a
1,025,174
38,829 WillScot Mobile Mini Holdings
Corporation
a
1,753,906
Total 20,264,056
Information Technology (18.5%)
32,917 Calix, Inc.
a
2,252,510
23,452 Cognex Corporation 1,104,824
12,582 Descartes Systems Group, Inc.
a
876,336
6,300 Dolby Laboratories, Inc. 444,402
6,119 Endava plc ADR
a
468,104
17,135 Five9, Inc.
a
1,162,781
39,384 Lattice Semiconductor
Corporation
a
2,555,234
1,882 Monolithic Power Systems, Inc. 665,494
7,773 Nova, Ltd.
a
634,899
5,278 SiTime Corporation
a
536,350
45,553 Sprout Social, Inc.
a
2,571,922
71,664 TTM Technologies, Inc.
a
1,080,693
4,738 Universal Display Corporation 511,894
26,812 Workiva, Inc.
a
2,251,404
Total 17,116,847
Materials (4.2%)
24,183 Compass Minerals International,
Inc. 991,503
2,205 Quaker Chemical Corporation 368,014
164,817 Ranpak Holdings Corporation
a
950,994
55,045 Summit Materials, Inc.
a
1,562,728
Total 3,873,239
Real Estate (3.6%)
91,612 Cushman and Wakefield plc
a
1,141,486
6,032 FirstService Corporation 739,222
40,809 Pebblebrook Hotel Trust 546,432
17,297 Rexford Industrial Realty, Inc. 945,108
Total 3,372,248

Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (98.6%) Value
Utilities (0.5%)
6,287 Black Hills Corporation $ 442,228
Total 442,228
Total Common Stock
(cost $86,840,392) 91,375,353
Shares
Collateral Held for Securities
Loaned ( 1.2% ) Value
1,087,800 Thrivent Cash Management Trust 1,087,800
Total Collateral Held for
Securities Loaned
(cost $1,087,800) 1,087,800
Shares Short-Term Investments ( 3.4% ) Value
Thrivent Core Short-Term Reserve
Fund
318,900 4.710% 3,188,999
Total Short-Term Investments
(cost $3,188,999) 3,188,999
Total Investments (cost
$91,117,191) 103.2% $95,652,152
Other Assets and Liabilities, Net
(3.2%) (2,930,663)
Total Net Assets 100.0% $92,721,489
a Non-income producing security.
b All or a portion of the security is on loan.
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Small Cap Growth
Portfolio as of December 31, 2022:
Securities Lending Transactions
Common Stock $ 1,111,719
Total lending $1,111,719
Gross amount payable upon return of
collateral for securities loaned $1,087,800
Net amounts due to counterparty $(23,919)
Definitions:
ADR - American Depositary Receipt, which are certificates
for an underlying foreign security's shares held by an
issuing U.S. depository bank.
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 14,697,596
Gross unrealized depreciation (10,661,215)
Net unrealized appreciation (depreciation) $ 4,036,381
Cost for federal income tax purposes $ 91,615,771

Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Small Cap Growth Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Common Stock
Communications Services 464,380 464,380 – –
Consumer Discretionary 11,097,910 11,097,910 – –
Consumer Staples 4,327,609 4,327,609 – –
Energy 2,735,268 2,735,268 – –
Financials 9,084,278 9,084,278 – –
Health Care 18,597,290 18,597,290 – –
Industrials 20,264,056 19,715,675 548,381 –
Information Technology 17,116,847 17,116,847 – –
Materials 3,873,239 3,873,239 – –
Real Estate 3,372,248 3,372,248 – –
Utilities 442,228 442,228 – –
Subtotal Investments in Securities $91,375,353 $ 90,826,972 $548,381 $–
Other Investments  * Total
Affiliated Short-Term Investments 3,188,999
Collateral Held for Securities Loaned 1,087,800
Subtotal Other Investments $4,276,799
Total Investments at Value $95,652,152
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Small Cap Growth Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $1,224 $30,785 $28,820 $3,189 319 3.4%
Total Affiliated Short-Term Investments 1,224 3,189 3.4
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment 1,249 27,579 27,740 1,088 1,088 1.2
Total Collateral Held for Securities Loaned 1,249 1,088 1.2
Total Value $2,473 $4,277
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $0 $0 $ – $50
Total Income/Non Income Cash from Affiliated
Investments $50
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 11
Total Affiliated Income from Securities Loaned, Net $11
Total Value $0 $0 $ –

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock ( 98.5% ) Value
Communications Services (1.9%)
28,753 AMC Networks, Inc.
a
$ 450,560
10,995 ATN International, Inc. 498,184
63,542 Cars.com, Inc.
a
874,973
109,938 Cinemark Holdings, Inc.
a
952,063
43,829 Cogent Communications Holdings 2,501,759
75,755 Consolidated Communications
Holdings, Inc.
a
271,203
59,455 E.W. Scripps Company
a
784,211
149,853 Gannett Company, Inc.
a
304,202
66,579 Gogo, Inc.
a
982,706
25,025 Marcus Corporation 360,110
51,720 QuinStreet, Inc.
a
742,182
30,490 Scholastic Corporation 1,203,135
51,388 Shenandoah Telecommunications
Company 816,041
24,614 Shutterstock, Inc. 1,297,650
27,673 TechTarget, Inc.
a
1,219,272
102,381 Telephone & Data Systems, Inc. 1,073,977
31,473 Thryv Holdings, Inc.
a
597,987
71,497 Yelp, Inc.
a
1,954,728
Total 16,884,943
Consumer Discretionary (12.5%)
31,573 Aaron's Company, Inc. 377,297
50,727 Abercrombie & Fitch Company
a
1,162,156
81,790 Academy Sports and Outdoors,
Inc. 4,297,247
46,574 Adtalem Global Education, Inc.
a
1,653,377
117,503 American Axle & Manufacturing
Holdings, Inc.
a
918,873
178,706 American Eagle Outfitters, Inc. 2,494,736
5,944 America's Car-Mart, Inc.
a
429,513
22,703 Asbury Automotive Group, Inc.
a
4,069,513
78,662 Bed Bath & Beyond, Inc.
a,b
197,442
29,687 Big Lots, Inc. 436,399
23,994 BJ's Restaurants, Inc.
a
632,962
90,054 Bloomin' Brands, Inc. 1,811,886
30,579 Boot Barn Holdings, Inc.
a
1,911,799
45,166 Brinker International, Inc.
a
1,441,247
30,317 Buckle, Inc. 1,374,876
37,403 Caleres, Inc. 833,339
8,499 Cavco Industries, Inc.
a
1,922,899
29,005 Century Communities, Inc. 1,450,540
49,052 Cheesecake Factory, Inc. 1,555,439
128,314 Chico's FAS, Inc.
a
631,305
13,363 Children's Place, Inc.
a
486,680
18,459 Chuy's Holdings, Inc.
a
522,390
43,046 Dave & Buster's Entertainment,
Inc.
a
1,525,550
52,160 Designer Brands, Inc. 510,125
16,082 Dine Brands Global, Inc. 1,038,897
29,005 Dorman Products, Inc.
a
2,345,634
20,142 El Pollo Loco Holdings, Inc. 200,614
23,400 Ethan Allen Interiors, Inc. 618,228
83,591 Frontdoor, Inc.
a
1,738,693
12,735 Genesco, Inc.
a
586,065
34,053 Gentherm, Inc.
a
2,223,320
43,839 G-III Apparel Group, Ltd.
a
601,033
22,514 Golden Entertainment, Inc.
a
842,024
27,862 Green Brick Partners, Inc.
a
675,096
14,956 Group 1 Automotive, Inc. 2,697,614
31,270 Guess ?, Inc.
b
646,976
13,570 Haverty Furniture Companies, Inc. 405,743
13,137 Hibbet, Inc. 896,206
24,058 Installed Building Products, Inc. 2,059,365
Shares Common Stock (98.5%) Value
Consumer Discretionary (12.5%) - continued
27,931 iRobot Corporation
a,b
$ 1,344,319
21,599 Jack in the Box, Inc. 1,473,700
50,636 Kontoor Brands, Inc. 2,024,934
44,144 La-Z-Boy, Inc. 1,007,366
26,085 LCI Industries 2,411,558
152,070 Leslie's, Inc.
a
1,856,775
21,023 LGI Homes, Inc.
a
1,946,730
27,740 Liquidity Services, Inc.
a
390,024
58,479 M.D.C. Holdings, Inc. 1,847,936
28,135 M/I Homes, Inc.
a
1,299,274
22,088 MarineMax, Inc.
a
689,587
37,513 Meritage Homes Corporation
a
3,458,699
81,241 Mister Car Wash, Inc.
a
749,854
13,615 Monarch Casino & Resort, Inc.
a
1,046,857
32,265 Monro, Inc. 1,458,378
19,922 Motorcar Parts of America, Inc.
a
236,275
16,298 Movado Group, Inc. 525,611
80,944 National Vision Holdings, Inc.
a
3,137,389
41,352 ODP Corporation
a
1,883,170
15,346 Oxford Industries, Inc. 1,429,940
22,085 Patrick Industries, Inc. 1,338,351
68,899 Perdoceo Education Corporation
a
957,696
21,619 PetMed Express, Inc.
b
382,656
51,393 Rent-A-Center, Inc. 1,158,912
31,091 Ruth's Hospitality Group, Inc. 481,289
109,772 Sally Beauty Holdings, Inc.
a
1,374,345
38,277 Shake Shack, Inc.
a
1,589,644
17,561 Shoe Carnival, Inc. 419,884
47,436 Signet Jewelers, Ltd. 3,225,648
75,915 Six Flags Entertainment
Corporation
a
1,765,024
22,567 Sleep Number Corporation
a
586,291
17,122 Sonic Automotive, Inc. 843,601
130,528 Sonos, Inc.
a
2,205,923
19,249 Standard Motor Products, Inc. 669,865
75,095 Steven Madden, Ltd. 2,400,036
22,826 Strategic Education, Inc. 1,787,732
41,933 Stride, Inc.
a
1,311,664
18,122 Sturm, Ruger & Company, Inc. 917,336
103,512 Tri Pointe Homes, Inc.
a
1,924,288
12,358 Universal Electronics, Inc.
a
257,170
61,456 Urban Outfitters, Inc.
a
1,465,726
58,030 Vista Outdoor, Inc.
a
1,414,191
31,277 Winnebago Industries, Inc. 1,648,298
80,783 Wolverine World Wide, Inc. 882,958
54,981 WW International, Inc.
a
212,227
20,112 XPEL, Inc.
a
1,207,927
15,977 Zumiez, Inc.
a
347,340
Total 113,217,496
Consumer Staples (5.1%)
31,930 Andersons, Inc. 1,117,231
73,513 B&G Foods, Inc. 819,670
18,189 Calavo Growers, Inc. 534,757
38,934 Cal-Maine Foods, Inc. 2,119,956
9,981 Central Garden & Pet Company
a
373,788
42,516 Central Garden & Pet Company,
Class A
a
1,522,073
34,937 Chefs' Warehouse, Inc.
a
1,162,703
51,586 e.l.f. Beauty, Inc.
a
2,852,706
53,160 Edgewell Personal Care Company 2,048,786
31,411 Fresh Del Monte Produce, Inc. 822,654
91,614 Hain Celestial Group, Inc.
a
1,482,315
137,334 Hostess Brands, Inc.
a
3,081,775
18,310 Inter Parfums, Inc. 1,767,281

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (98.5%) Value
Consumer Staples (5.1%) - continued
15,355 J & J Snack Foods Corporation $ 2,298,797
9,159 John B. Sanfilippo & Son, Inc. 744,810
11,208 Medifast, Inc. 1,292,843
15,792 MGP Ingredients, Inc. 1,679,953
23,935 National Beverage Corporation
a
1,113,696
50,692 Nu Skin Enterprises, Inc. 2,137,175
25,678 PriceSmart, Inc. 1,560,709
5,427 Seneca Foods Corporation
a
330,776
86,311 Simply Good Foods Company
a
3,282,407
36,183 SpartanNash Company 1,094,174
18,186 Tootsie Roll Industries, Inc. 774,178
51,773 TreeHouse Foods, Inc.
a
2,556,551
59,813 United Natural Foods, Inc.
a
2,315,361
25,187 Universal Corporation 1,330,125
11,426 USANA Health Sciences, Inc.
a
607,863
134,964 Vector Group, Ltd. 1,600,673
13,930 WD-40 Company 2,245,655
Total 46,671,441
Energy (4.6%)
137,272 Archrock, Inc. 1,232,702
24,139 Bristow Group, Inc.
a
654,891
52,452 Callon Petroleum Company
a
1,945,445
53,254 Civitas Resources, Inc. 3,085,004
33,623 CONSOL Energy, Inc. 2,185,495
47,565 Core Laboratories NV 964,142
19,031 DMC Global, Inc.
a
369,963
32,698 Dorian LPG, Ltd. 619,627
34,793 Dril-Quip, Inc.
a
945,326
60,822 Green Plains, Inc.
a
1,855,071
146,386 Helix Energy Solutions Group, Inc.
a
1,080,329
108,001 Helmerich & Payne, Inc. 5,353,610
17,247 Laredo Petroleum Holdings, Inc.
a
886,841
9,176 Nabors Industries, Ltd.
a
1,421,087
102,841 Oceaneering International, Inc.
a
1,798,689
65,547 Oil States International, Inc.
a
488,981
56,921 Par Pacific Holdings, Inc.
a
1,323,413
222,405 Patterson-UTI Energy, Inc. 3,745,300
98,703 ProPetro Holding Corporation
a
1,023,550
19,613 Ranger Oil Corporation, Class A 792,954
15,923 REX American Resources
Corporation
a
507,307
85,352 RPC, Inc. 758,779
125,958 SM Energy Company 4,387,117
66,910 Talos Energy, Inc.
a
1,263,261
77,658 U.S. Silica Holdings, Inc.
a
970,725
63,513 World Fuel Services Corporation 1,735,810
Total 41,395,419
Financials (18.0%)
46,129 Ambac Financial Group, Inc.
a
804,490
71,206 American Equity Investment Life
Holding Company 3,248,418
66,869 Ameris Bancorp 3,152,205
19,649 AMERISAFE, Inc. 1,021,159
132,679 Apollo Commercial Real Estate
Finance, Inc. 1,427,626
135,542 ARMOUR Residential REIT, Inc. 763,101
61,502 Assured Guaranty, Ltd. 3,829,115
54,774 Axos Financial, Inc.
a
2,093,462
16,418 B. Riley Financial, Inc. 561,496
57,388 Banc of California, Inc. 914,191
17,870 BancFirst Corporation 1,575,777
57,423 Bancorp, Inc.
a
1,629,665
Shares Common Stock (98.5%) Value
Financials (18.0%) - continued
79,260 BankUnited, Inc. $ 2,692,462
35,070 Banner Corporation 2,216,424
46,184 Berkshire Hills Bancorp, Inc. 1,380,902
49,117 Blucora, Inc.
a
1,253,957
51,137 Bread Financial Holdings, Inc. 1,925,819
33,151 BrightSphere Investment Group 682,248
78,823 Brookline Bancorp, Inc. 1,115,345
132,464 Capitol Federal Financial, Inc. 1,145,814
27,929 Central Pacific Financial
Corporation 566,400
15,239 City Holding Company 1,418,598
80,671 Columbia Banking System, Inc. 2,430,617
55,118 Community Bank System, Inc. 3,469,678
31,351 Customers Bancorp, Inc.
a
888,487
134,803 CVB Financial Corporation 3,471,177
33,236 Dime Community Bancshares, Inc. 1,057,902
25,674 Donnelley Financial Solutions, Inc.
a
992,300
32,741 Eagle Bancorp, Inc. 1,442,896
58,895 Ellington Financial, Inc. 728,531
27,897 Employers Holdings, Inc. 1,203,198
23,988 Encore Capital Group, Inc.
a
1,149,985
32,270 Enova International, Inc.
a
1,238,200
55,067 EZCORP, Inc.
a
448,796
36,104 FB Financial Corporation 1,304,799
189,365 First Bancorp 2,408,723
36,631 First Bancorp/Southern Pines NC 1,569,272
95,780 First Commonwealth Financial
Corporation 1,338,047
97,282 First Financial Bancorp 2,357,143
130,968 First Hawaiian, Inc. 3,410,407
84,604 Franklin BSP Realty Trust, Inc. 1,091,392
509,146 Genworth Financial, Inc.
a
2,693,382
53,699 Granite Point Mortgage Trust, Inc. 287,827
47,991 Green Dot Corporation
a
759,218
31,271 Hanmi Financial Corporation 773,957
7,096 HCI Group, Inc.
b
280,931
36,008 Heritage Financial Corporation 1,103,285
47,040 Hilltop Holdings, Inc. 1,411,670
18,245 HomeStreet, Inc. 503,197
122,558 Hope Bancorp, Inc. 1,569,968
41,951 Horace Mann Educators
Corporation 1,567,709
46,817 Independent Bank Corporation 3,952,759
36,341 Independent Bank Group, Inc. 2,183,367
36,262 Invesco Mortgage Capital, Inc. 461,615
38,424 James River Group Holdings, Ltd. 803,446
58,852 KKR Real Estate Finance Trust,
Inc. 821,574
26,003 Lakeland Financial Corporation 1,897,439
11,148 LendingTree, Inc.
a
237,787
27,262 Mercury General Corporation 932,360
72,382 Mr. Cooper Group, Inc.
a
2,904,690
38,662 National Bank Holdings
Corporation 1,626,510
43,943 NBT Bancorp, Inc. 1,908,005
380,617 New York Mortgage Trust, Inc. 974,380
85,733 NMI Holdings, Inc.
a
1,791,820
43,121 Northfield Bancorp, Inc. 678,293
130,258 Northwest Bancshares, Inc. 1,821,007
48,788 OFG Bancorp 1,344,597
97,458 Pacific Premier Bancorp, Inc. 3,075,774
25,883 Palomar Holdings, Inc.
a
1,168,876
14,848 Park National Corporation 2,089,856
29,529 Pathward Financial, Inc. 1,271,223

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (98.5%) Value
Financials (18.0%) - continued
91,218 PennyMac Mortgage Investment
Trust $ 1,130,191
14,496 Piper Sandler Companies 1,887,234
39,981 PRA Group, Inc.
a
1,350,558
13,549 Preferred Bank 1,011,026
55,353 ProAssurance Corporation 967,017
51,321 PROG Holdings, Inc.
a
866,812
77,213 Provident Financial Services, Inc. 1,649,270
100,889 Ready Capital Corporation 1,123,903
116,268 Redwood Trust, Inc. 785,972
57,394 Renasant Corporation 2,157,440
40,008 S&T Bancorp, Inc. 1,367,473
15,117 Safety Insurance Group, Inc. 1,273,758
72,962 Seacoast Banking Corporation of
Florida 2,275,685
50,150 ServisFirst Bancshares, Inc. 3,455,836
130,239 Simmons First National
Corporation 2,810,558
87,135 SiriusPoint, Ltd.
a
514,096
31,285 Southside Bancshares, Inc. 1,125,947
45,598 Stellar Bancorp, Inc. 1,343,317
27,825 Stewart Information Services
Corporation 1,188,962
17,666 StoneX Group, Inc.
a
1,683,570
12,926 Tompkins Financial Corporation 1,002,799
23,208 Triumph Financial, Inc.
a
1,134,175
36,066 Trupanion, Inc.
a,b
1,714,217
19,543 TrustCo Bank Corporation NY 734,621
62,523 Trustmark Corporation 2,182,678
88,599 Two Harbors Investment
Corporation 1,397,206
108,904 United Community Banks, Inc. 3,680,955
22,227 United Fire Group, Inc. 608,131
28,169 Universal Insurance Holdings, Inc. 298,310
55,395 Veritex Holdings, Inc. 1,555,492
6,973 Virtus Investment Partners, Inc. 1,334,911
31,492 Walker & Dunlop, Inc. 2,471,492
27,605 Westamerica Bancorporation 1,628,971
114,222 WisdomTree, Inc. 622,510
3,392 World Acceptance Corporation
a
223,669
63,173 WSFS Financial Corporation 2,864,264
Total 163,739,772
Health Care (11.0%)
78,775 AdaptHealth Corporation
a
1,514,055
16,525 Addus HomeCare Corporation
a
1,644,072
34,193 Agiliti, Inc.
a
557,688
44,452 AMN Healthcare Services, Inc.
a
4,570,555
38,669 Amphastar Pharmaceuticals, Inc.
a
1,083,505
40,115 AngioDynamics, Inc.
a
552,384
12,532 ANI Pharmaceuticals, Inc.
a
504,162
14,986 Anika Therapeutics, Inc.
a
443,586
40,728 Apollo Medical Holdings, Inc.
a
1,205,142
53,476 Arcus Biosciences, Inc.
a
1,105,884
41,367 Artivion, Inc.
a
501,368
47,695 Avanos Medical, Inc.
a
1,290,627
63,768 Avid Bioservices, Inc.
a
878,085
35,094 BioLife Solutions, Inc.
a
638,711
46,299 Cara Therapeutics, Inc.
a
497,251
42,960 Cardiovascular Systems, Inc.
a
585,115
98,211 Catalyst Pharmaceuticals, Inc.
a
1,826,725
66,218 Coherus Biosciences, Inc.
a
524,447
34,436 Collegium Pharmaceutical, Inc.
a
798,915
128,509 Community Health Systems, Inc.
a
555,159
Shares Common Stock (98.5%) Value
Health Care (11.0%) - continued
14,594 Computer Programs and Systems,
Inc.
a
$ 397,249
31,267 CONMED Corporation 2,771,507
98,275 Corcept Therapeutics, Inc.
a
1,995,965
9,386 CorVel Corporation
a
1,364,067
36,342 Cross Country Healthcare, Inc.
a
965,607
18,309 Cutera, Inc.
a
809,624
97,068 Cytokinetics, Inc.
a
4,447,656
121,709 Dynavax Technologies
Corporation
a
1,294,984
10,681 Eagle Pharmaceuticals, Inc.
a
312,206
59,325 Embecta Corporation 1,500,329
45,544 Emergent Biosolutions, Inc.
a
537,875
19,983 Enanta Pharmaceuticals, Inc.
a
929,609
50,896 Enhabit, Inc.
a
669,791
56,913 Ensign Group, Inc. 5,384,539
20,231 Fulgent Genetics, Inc.
a
602,479
48,931 Glaukos Corporation
a
2,137,306
30,423 Harmony Biosciences Holdings,
Inc.
a
1,676,307
24,775 HealthStream, Inc.
a
615,411
10,438 Heska Corporation
a
648,826
64,422 Innoviva, Inc.
a
853,591
23,511 Inogen, Inc.
a
463,402
33,984 Integer Holdings Corporation
a
2,326,545
136,890 Ironwood Pharmaceuticals, Inc.
a
1,696,067
25,179 iTeos Therapeutics, Inc.
a
491,746
14,904 Joint Corporation
a
208,358
19,859 LeMaitre Vascular, Inc. 913,911
16,463 Ligand Pharmaceuticals, Inc.
a
1,099,728
44,874 Meridian Bioscience, Inc.
a
1,490,266
58,385 Merit Medical Systems, Inc.
a
4,123,149
5,146 Mesa Laboratories, Inc. 855,317
13,052 ModivCare, Inc.
a
1,171,156
83,120 Myriad Genetics, Inc.
a
1,206,071
192,793 Nektar Therapeutics
a
435,712
129,555 NeoGenomics, Inc.
a
1,197,088
56,170 NextGen Healthcare, Inc.
a
1,054,873
53,476 NuVasive, Inc.
a
2,205,350
6,287 OmniAb, Inc., 12.5 Earnout
Share
a,c
1
6,287 OmniAb, Inc., 15.0 Earnout
Share
a,c
1
17,595 OptimizeRx Corporation
a
295,596
74,492 OraSure Technologies, Inc.
a
359,051
72,514 Organogenesis Holdings, Inc.
a
195,063
20,523 Orthofix Medical, Inc.
a
421,337
78,197 Owens & Minor, Inc.
a
1,527,187
47,063 Pacira Pharmaceuticals, Inc.
a
1,817,102
84,035 Pediatrix Medical Group, Inc.
a
1,248,760
28,919 Pennant Group, Inc.
a
317,531
20,862 Phibro Animal Health Corporation 279,759
50,801 Prestige Consumer Healthcare,
Inc.
a
3,180,143
50,012 RadNet, Inc.
a
941,726
38,636 REGENXBIO, Inc.
a
876,264
106,808 Select Medical Holdings
Corporation 2,652,043
16,448 Simulations Plus, Inc. 601,503
55,450 Supernus Pharmaceuticals, Inc.
a
1,977,901
14,366 Surmodics, Inc.
a
490,168
13,337 U.S. Physical Therapy, Inc. 1,080,697
42,258 uniQure NV
a
957,989
58,047 Vanda Pharmaceuticals, Inc.
a
428,967
40,927 Varex Imaging Corporation
a
830,818

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (98.5%) Value
Health Care (11.0%) - continued
112,073 Veradigm Inc.
a
$ 1,976,968
48,439 Vericel Corporation
a
1,275,883
77,830 Vir Biotechnology, Inc.
a
1,969,877
61,467 Xencor, Inc.
a
1,600,601
21,408 ZimVie, Inc.
a
199,951
22,282 Zynex, Inc.
b
309,943
Total 99,943,933
Industrials (16.9%)
134,539 3D Systems Corporation
a
995,589
43,110 AAON, Inc. 3,247,045
34,187 AAR Corporation
a
1,534,996
67,855 ABM Industries, Inc. 3,014,119
77,650 Aerojet Rocketdyne Holdings, Inc.
a
4,342,964
25,632 AeroVironment, Inc.
a
2,195,637
10,556 Alamo Group, Inc. 1,494,730
31,901 Albany International Corporation 3,145,120
16,042 Allegiant Travel Company
a
1,090,696
17,050 American Woodmark Corporation
a
833,063
22,780 Apogee Enterprises, Inc. 1,012,799
39,565 Applied Industrial Technologies,
Inc. 4,986,377
25,047 ArcBest Corporation 1,754,292
49,599 Arcosa, Inc. 2,695,210
23,297 Astec Industries, Inc. 947,256
26,437 Atlas Air Worldwide Holdings, Inc.
a
2,664,850
25,502 AZZ, Inc. 1,025,180
51,871 Barnes Group, Inc. 2,118,930
40,464 Boise Cascade Company 2,778,663
47,574 Brady Corporation 2,240,735
20,887 CIRCOR International, Inc.
a
500,452
36,682 Comfort Systems USA, Inc. 4,221,365
117,941 CoreCivic, Inc.
a
1,363,398
44,247 Deluxe Corporation 751,314
16,168 DXP Enterprises, Inc.
a
445,428
18,815 Encore Wire Corporation 2,588,191
58,335 Enerpac Tool Group Corporation 1,484,626
21,339 EnPro Industries, Inc. 2,319,336
26,519 ESCO Technologies, Inc. 2,321,473
51,942 Exponent, Inc. 5,146,933
62,198 Federal Signal Corporation 2,890,341
11,530 Forrester Research, Inc.
a
412,313
27,275 Forward Air Corporation 2,860,875
39,910 Franklin Electric Company, Inc. 3,182,822
127,347 GEO Group, Inc.
a
1,394,450
31,768 Gibraltar Industries, Inc.
a
1,457,516
43,499 GMS, Inc.
a
2,166,250
44,856 Granite Construction, Inc. 1,573,100
33,627 Greenbrier Companies, Inc. 1,127,513
48,583 Griffon Corporation 1,738,786
81,521 Harsco Corporation
a
512,767
52,735 Hawaiian Holdings, Inc.
a
541,061
75,996 Healthcare Services Group, Inc. 911,952
47,773 Heartland Express, Inc. 732,838
20,372 Heidrick & Struggles International,
Inc. 569,805
71,245 Hillenbrand, Inc. 3,040,024
42,429 HNI Corporation 1,206,256
33,495 Hub Group, Inc.
a
2,662,518
19,980 Insteel Industries, Inc. 549,850
59,668 Interface, Inc. 588,923
32,678 John Bean Technologies
Corporation 2,984,482
28,740 Kaman Corporation 640,902
111,712 KAR Auction Services, Inc.
a
1,457,842
Shares Common Stock (98.5%) Value
Industrials (16.9%) - continued
35,482 Kelly Services, Inc. $ 599,646
54,754 Korn Ferry 2,771,647
11,263 Lindsay Corporation 1,834,180
59,061 Marten Transport, Ltd. 1,168,227
132,647 Masterbrand, Inc.
a,b
1,001,485
38,754 Matson, Inc. 2,422,513
31,394 Matthews International Corporation 955,633
77,502 MillerKnoll, Inc. 1,628,317
29,707 Moog, Inc. 2,607,086
58,329 Mueller Industries, Inc. 3,441,411
17,028 MYR Group, Inc.
a
1,567,768
5,212 National Presto Industries, Inc. 356,814
113,284 NOW, Inc.
a
1,438,707
12,769 NV5 Global, Inc.
a
1,689,594
19,948 Park Aerospace Corporation 267,503
61,543 PGT Innovations, Inc.
a
1,105,312
165,990 Pitney Bowes, Inc. 630,762
9,306 Powell Industries, Inc. 327,385
27,815 Proto Labs, Inc.
a
710,117
33,982 Quanex Building Products
Corporation 804,694
149,599 Resideo Technologies, Inc.
a
2,460,904
32,889 Resources Connection, Inc. 604,500
51,901 SkyWest, Inc.
a
856,885
46,350 SPX Technologies, Inc.
a
3,042,877
12,295 Standex International Corporation 1,259,131
33,412 Sun Country Airlines Holdings,
Inc.
a
529,914
19,075 Tennant Company 1,174,448
52,214 Titan International, Inc.
a
799,918
83,499 Trinity Industries, Inc. 2,469,065
66,675 Triumph Group, Inc.
a
701,421
33,561 TrueBlue, Inc.
a
657,124
63,225 UFP Industries, Inc. 5,010,581
15,466 UniFirst Corporation 2,984,783
13,830 Veritiv Corporation 1,683,249
21,202 Viad Corporation
a
517,117
49,178 Wabash National Corporation 1,111,423
Total 153,656,094
Information Technology (12.7%)
114,564 8x8, Inc.
a
494,916
65,545 A10 Networks, Inc. 1,090,013
107,764 Adeia, Inc. 1,021,603
72,486 Adtran Holdings, Inc. 1,362,012
38,346 Advanced Energy Industries, Inc. 3,289,320
20,310 Agilysys, Inc.
a
1,607,333
51,196 Alarm.com Holdings, Inc.
a
2,533,178
22,772 Alpha and Omega Semiconductor,
Ltd.
a
650,596
90,750 Arlo Technologies, Inc.
a
318,532
34,060 Avid Technology, Inc.
a
905,655
33,695 Axcelis Technologies, Inc.
a
2,674,035
30,023 Badger Meter, Inc. 3,273,408
36,082 Benchmark Electronics, Inc. 963,029
40,397 Cerence, Inc.
a
748,556
23,785 CEVA, Inc.
a
608,420
11,730 Clearfield, Inc.
a
1,104,262
48,856 Cohu, Inc.
a
1,565,835
28,390 Comtech Telecommunications
Corporation 344,655
18,101 Consensus Cloud Solutions, Inc.
a
973,110
39,384 Corsair Gaming, Inc.
a,b
534,441
31,095 CSG Systems International, Inc. 1,778,634
32,701 CTS Corporation 1,289,073

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (98.5%) Value
Information Technology (12.7%) - continued
36,201 Digi International, Inc.
a
$ 1,323,147
92,425 Digital Turbine, Inc.
a
1,408,557
46,641 Diodes, Inc.
a
3,551,246
24,092 Ebix, Inc.
b
480,876
27,600 ePlus, Inc.
a
1,222,128
66,881 EVERTEC, Inc. 2,165,607
134,727 Extreme Networks, Inc.
a
2,466,851
37,529 Fabrinet
a
4,811,968
19,264 FARO Technologies, Inc.
a
566,554
79,008 FormFactor, Inc.
a
1,756,348
108,151 Harmonic, Inc.
a
1,416,778
29,545 Ichor Holdings, Ltd.
a
792,397
31,083 Insight Enterprises, Inc.
a
3,116,692
30,427 InterDigital, Inc. 1,505,528
46,341 Itron, Inc.
a
2,347,172
93,288 Knowles Corporation
a
1,531,789
59,563 Kulicke and Soffa Industries, Inc. 2,636,258
71,859 LivePerson, Inc.
a
728,650
68,188 LiveRamp Holding, Inc.
a
1,598,327
74,142 MaxLinear, Inc.
a
2,517,121
37,516 Methode Electronics, Inc. 1,664,585
29,643 NETGEAR, Inc.
a
536,835
70,401 NetScout Systems, Inc.
a
2,288,737
36,208 OneSpan, Inc.
a
405,168
50,792 Onto Innovation, Inc.
a
3,458,427
16,079 OSI Systems, Inc.
a
1,278,602
204,750 Payoneer Global, Inc.
a
1,119,983
11,595 PC Connection, Inc. 543,806
30,293 PDF Solutions, Inc.
a
863,956
35,520 Perficient, Inc.
a
2,480,362
63,277 Photronics, Inc.
a
1,064,952
28,392 Plexus Corporation
a
2,922,389
44,105 Progress Software Corporation 2,225,097
110,249 Rambus, Inc.
a
3,949,119
19,296 Rogers Corporation
a
2,302,785
336,815 Sabre Corporation
a
2,081,517
58,909 Sanmina Corporation
a
3,374,897
25,895 ScanSource, Inc.
a
756,652
65,151 Semtech Corporation
a
1,869,182
49,873 SMART Global Holdings, Inc.
a
742,110
36,970 SPS Commerce, Inc.
a
4,748,057
19,374 TTEC Holdings, Inc. 854,975
104,838 TTM Technologies, Inc.
a
1,580,957
46,668 Ultra Clean Holdings, Inc.
a
1,547,044
69,531 Unisys Corporation
a
355,303
52,749 Veeco Instruments, Inc.
a
980,076
232,186 Viavi Solutions, Inc.
a
2,440,275
42,781 Xperi, Inc.
a
368,344
Total 115,878,802
Materials (5.6%)
28,277 AdvanSix, Inc. 1,075,092
132,750 Allegheny Technologies, Inc.
a
3,963,915
28,523 American Vanguard Corporation 619,234
104,098 Arconic Corporation
a
2,202,714
32,962 Balchem Corporation 4,024,990
49,692 Carpenter Technology Corporation 1,835,622
52,471 Century Aluminum Company
a
429,213
17,172 Clearwater Paper Corporation
a
649,273
34,907 Compass Minerals International,
Inc. 1,431,187
26,485 FutureFuel Corporation 215,323
54,686 H.B. Fuller Company 3,916,611
19,404 Hawkins, Inc. 748,994
12,783 Haynes International, Inc. 584,055
Shares Common Stock (98.5%) Value
Materials (5.6%) - continued
25,403 Innospec, Inc. $ 2,612,953
16,351 Kaiser Aluminum Corporation 1,242,022
21,436 Koppers Holdings, Inc. 604,495
183,992 Livent Corporation
a
3,655,921
21,057 Materion Corporation 1,842,698
56,358 Mativ, Inc. 1,177,882
41,401 Mercer International, Inc. 481,908
33,286 Minerals Technologies, Inc. 2,021,126
37,437 Myers Industries, Inc. 832,225
159,132 O-I Glass, Inc.
a
2,636,817
9,818 Olympic Steel, Inc. 329,688
13,979 Quaker Chemical Corporation 2,333,095
65,618 Rayonier Advanced Materials,
Inc.
a
629,933
21,660 Stepan Company 2,305,924
85,549 SunCoke Energy, Inc. 738,288
33,927 Sylvamo Corporation 1,648,513
40,596 TimkenSteel Corporation
a
737,629
25,809 Tredegar Corporation 263,768
35,874 Trinseo plc 814,699
52,984 Warrior Met Coal, Inc. 1,835,366
Total 50,441,173
Real Estate (7.7%)
97,402 Acadia Realty Trust 1,397,719
90,854 Agree Realty Corporation 6,444,275
74,412 Alexander & Baldwin, Inc. 1,393,737
53,394 American Assets Trust, Inc. 1,414,941
112,299 Anywhere Real Estate, Inc.
a
717,591
69,474 Armada Hoffler Properties, Inc. 798,951
175,987 Brandywine Realty Trust 1,082,320
99,527 CareTrust REIT, Inc. 1,849,212
15,457 Centerspace 906,862
50,065 Chatham Lodging Trust 614,297
24,134 Community Healthcare Trust, Inc. 863,997
166,730 Cushman and Wakefield plc
a
2,077,456
214,766 DiamondRock Hospitality
Company 1,758,933
69,172 Douglas Elliman, Inc. 281,530
93,110 Easterly Government Properties,
Inc. 1,328,680
89,770 Elme Communities 1,597,906
146,043 Essential Properties Realty Trust,
Inc. 3,427,629
86,047 Four Corners Property Trust, Inc. 2,231,199
94,246 Franklin Street Properties
Corporation 257,292
43,623 Getty Realty Corporation 1,476,638
106,467 Global Net Lease, Inc. 1,338,290
33,755 Hersha Hospitality Trust 287,593
131,542 Hudson Pacific Properties, Inc. 1,279,904
67,257 Industrial Logistics Properties Trust 219,930
28,693 Innovative Industrial Properties,
Inc. 2,908,036
88,929 iStar, Inc. 678,528
41,548 LTC Properties, Inc. 1,476,200
282,822 LXP Industrial Trust 2,833,876
25,439 Marcus and Millichap, Inc. 876,374
23,324 NexPoint Residential Trust, Inc. 1,015,060
49,816 Office Properties Income Trust 665,044
58,093 Orion Office REIT, Inc. 496,114
149,859 Outfront Media, Inc. 2,484,662
18,715 RE/MAX Holdings, Inc. 348,848
127,749 Retail Opportunity Investments
Corporation 1,920,067

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (98.5%) Value
Real Estate (7.7%) - continued
87,444 RPT Realty $ 877,938
24,877 Safehold, Inc. 711,980
13,236 Saul Centers, Inc. 538,440
169,713 Service Properties Trust 1,237,208
189,646 SITE Centers Corporation 2,590,564
34,706 St. Joe Company 1,341,387
109,648 Summit Hotel Properties, Inc. 791,659
215,817 Sunstone Hotel Investors, Inc. 2,084,792
107,034 Tanger Factory Outlet Centers, Inc. 1,920,190
243,307 Uniti Group, Inc. 1,345,488
13,025 Universal Health Realty Income
Trust 621,683
120,462 Urban Edge Properties 1,697,310
30,623 Urstadt Biddle Properties, Inc. 580,306
81,283 Veris Residential, Inc.
a
1,294,838
47,618 Whitestone REIT 459,037
116,779 Xenia Hotels & Resorts, Inc. 1,539,147
Total 70,381,658
Utilities (2.5%)
37,913 American States Water Company 3,508,848
75,676 Avista Corporation 3,355,474
56,236 California Water Service Group 3,410,151
18,198 Chesapeake Utilities Corporation 2,150,640
18,093 Middlesex Water Company 1,423,376
36,003 Northwest Natural Holding
Company 1,713,383
27,368 SJW Group 2,222,008
125,618 South Jersey Industries, Inc. 4,463,207
16,453 Unitil Corporation 845,026
Total 23,092,113
Total Common Stock
(cost $765,770,020) 895,302,844
Shares
Registered Investment
Companies ( 1.5% ) Value
Unaffiliated  (1.5%)
138,100 iShares Core S&P Small-Cap ETF 13,069,784
Total 13,069,784
Total Registered Investment
Companies (cost $10,833,597) 13,069,784
Shares
Collateral Held for Securities
Loaned ( 0.5% ) Value
4,563,156 Thrivent Cash Management Trust 4,563,156
Total Collateral Held for
Securities Loaned
(cost $4,563,156) 4,563,156
Shares or
Principal
Amount Short-Term Investments ( 0.3% ) Value
Federal Home Loan Bank Discount
Notes
100,000 4.170%, 2/8/2023
d,e
99,559
Shares or
Principal
Amount Short-Term Investments (0.3%) Value
Thrivent Core Short-Term Reserve
Fund
293,221 4.710% $ 2,932,210
Total Short-Term Investments
(cost $3,031,770) 3,031,769
Total Investments (cost
$784,198,543) 100.8% $915,967,553
Other Assets and Liabilities, Net
(0.8%) (7,058,579)
Total Net Assets 100.0% $908,908,974
a Non-income producing security.
b All or a portion of the security is on loan.
c Security is valued using significant unobservable inputs.
Further information on valuation can be found in the Notes
to Financial Statements.
d The interest rate shown reflects the yield.
e All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for
open futures contracts.
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Small Cap Index Portfolio as of December 31, 2022:
Securities Lending Transactions
Common Stock $ 4,410,481
Total lending $4,410,481
Gross amount payable upon return of
collateral for securities loaned $4,563,156
Net amounts due to counterparty $152,675
Definitions:
ETF - Exchange Traded Fund
REIT - Real Estate Investment Trust is a company that buys,
develops, manages and/or sells real estate assets.
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 210,542,346
Gross unrealized depreciation (92,216,146)
Net unrealized appreciation (depreciation) $ 118,326,200
Cost for federal income tax purposes $ 797,620,906

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Reference Description:
CME
-
Chicago Mercantile Exchange
Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Small Cap Index Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Common Stock
Communications Services 16,884,943 16,884,943 – –
Consumer Discretionary 113,217,496 113,217,496 – –
Consumer Staples 46,671,441 46,671,441 – –
Energy 41,395,419 41,395,419 – –
Financials 163,739,772 163,739,772 – –
Health Care 99,943,933 99,943,931 – 2
Industrials 153,656,094 153,656,094 – –
Information Technology 115,878,802 115,878,802 – –
Materials 50,441,173 50,441,173 – –
Real Estate 70,381,658 70,381,658 – –
Utilities 23,092,113 23,092,113 – –
Registered Investment Companies
Unaffiliated 13,069,784 13,069,784 – –
Short-Term Investments 99,559 – 99,559 –
Subtotal Investments in Securities $908,472,187 $908,372,626 $99,559 $2
Other Investments  * Total
Affiliated Short-Term Investments 2,932,210
Collateral Held for Securities Loaned 4,563,156
Subtotal Other Investments $7,495,366
Total Investments at Value $915,967,553
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
Other Financial Instruments Total Level 1 Level 2 Level 3
Liability Derivatives
Futures Contracts 20,447 20,447 – –
Total Liability Derivatives $20,447 $20,447 $– $–
The following table presents Small Cap Index Portfolio's futures contracts held as of December 31, 2022. Investments and/or cash totaling
$99,559 were pledged as the initial margin deposit for these contracts.
Futures Contracts Description
Number of
Contracts
Long/(Short)
Expiration
Date
Notional Principal
Amount
Value and
Unrealized
CME E-mini Russell 2000 Index 10 March 2023 $ 905,897 ( $ 20,447)
Total Futures Long Contracts $ 905,897 ( $ 20,447)
Total Futures Contracts $ 905,897 ($20,447)

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2022, for Small Cap Index
Portfolio's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.
Derivatives by risk category Statement of Assets and Liabilities Location Fair Value
Liability Derivatives
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) $ 20,447
Total Equity Contracts 20,447
Total Liability Derivatives $20,447
* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.  Only current day's variation margin is reported within the Statement of Assets and Liabilities.
The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2022, for
Small Cap Index Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Equity Contracts
Futures Net realized gains/(losses) on Futures contracts (187,843)
Total Equity Contracts
(187,843)
Total ($187,843)
The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2022, for Small Cap Index Portfolio's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized
appreciation/(depreciation)
recognized in Income
Equity Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (34,115)
Total Equity Contracts (34,115)
Total ($34,115)
The following table presents Small Cap Index Portfolio's average volume of derivative activity during the period ended December 31, 2022.
Derivative Risk Category Average Notional Value
Equity Contracts
Futures - Long $942,924

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Small Cap Index Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $134 $218,118 $215,320 $2,932 293 0.3%
Total Affiliated Short-Term Investments 134 2,932 0.3
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment 10,321 86,204 91,962 4,563 4,563 0.5
Total Collateral Held for Securities Loaned 10,321 4,563 0.5
Total Value $10,455 $7,495
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Registered Investment Companies
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $– $– $ – $43
Total Income/Non Income Cash from Affiliated
Investments $43
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 42
Total Affiliated Income from Securities Loaned, Net $42
Total Value $– $– $ –

Small Cap Stock Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock ( 98.3% ) Value
Communications Services (1.5%)
928,236 QuinStreet, Inc.
a
$ 13,320,187
Total 13,320,187
Consumer Discretionary (9.9%)
250,158 Cedar Fair, LP 10,341,532
461,775 Clarus Corporation 3,620,316
821,100 Cooper-Standard Holdings, Inc.
a
7,439,166
778,501 Everi Holdings, Inc.
a
11,171,489
101,530 Grand Canyon Education, Inc.
a
10,727,660
152,224 Papa John's International, Inc. 12,529,557
217,363 Sleep Number Corporation
a
5,647,091
342,929 Sonos, Inc.
a
5,795,500
380,797 Stoneridge, Inc.
a
8,209,983
1,390,708 ThredUp, Inc.
a
1,821,828
379,573 Zumiez, Inc.
a
8,251,917
Total 85,556,039
Consumer Staples (4.4%)
200,411 John B. Sanfilippo & Son, Inc. 16,297,422
969,743 Primo Water Corporation 15,069,806
305,598 Turning Point Brands, Inc. 6,610,085
Total 37,977,313
Energy (2.9%)
189,722 Devon Energy Corporation 11,669,800
631,476 NOV, Inc. 13,191,534
Total 24,861,334
Financials (16.7%)
261,584 Bank of N.T. Butterfield & Son, Ltd. 7,797,819
608,091 Bridgewater Bancshares, Inc.
a
10,787,534
493,595 Byline Bancorp, Inc. 11,337,877
405,526 Columbia Banking System, Inc. 12,218,499
269,467 Enterprise Financial Services
Corporation 13,193,104
214,547 Federated Hermes, Inc. 7,790,202
148,727 Glacier Bancorp, Inc. 7,350,088
386,323 Heartland Financial USA, Inc. 18,010,378
138,918 Houlihan Lokey, Inc. 12,108,093
133,406 RLI Corporation 17,512,206
351,542 Seacoast Banking Corporation of
Florida 10,964,595
187,717 Triumph Financial, Inc.
a
9,173,730
110,227 Western Alliance Bancorp 6,565,120
Total 144,809,245
Health Care (8.9%)
367,491 Agiliti, Inc.
a
5,993,778
287,614 Enovis Corporation
a
15,393,101
148,873 Halozyme Therapeutics, Inc.
a
8,470,874
230,432 Ionis Pharmaceuticals, Inc.
a
8,703,417
147,443 Lantheus Holdings, Inc.
a
7,513,695
281,023 NuVasive, Inc.
a
11,589,388
352,517 Progyny, Inc.
a
10,980,905
1,145,969 Viemed Healthcare, Inc.
a
8,663,526
Total 77,308,684
Industrials (23.5%)
427,637 Air Lease Corporation 16,429,814
129,572 ASGN, Inc.
a
10,557,527
661,190 Badger Infrastructure Solutions,
Ltd. 13,018,704
Shares Common Stock (98.3%) Value
Industrials (23.5%) - continued
308,359 Barnes Group, Inc. $ 12,596,465
328,182 Cimpress plc
a
9,061,105
131,394 Crane Holdings, Company 13,198,527
63,571 Curtiss-Wright Corporation 10,615,721
154,143 Forward Air Corporation 16,168,059
236,014 Greenbrier Companies, Inc. 7,913,549
276,162 Helios Technologies, Inc. 15,034,259
349,790 IAA, Inc.
a
13,991,600
909,789 Janus International Group, Inc.
a
8,661,191
66,594 Lincoln Electric Holdings, Inc. 9,622,167
182,207 ManpowerGroup, Inc. 15,161,445
72,265 Middleby Corporation
a
9,676,284
240,429 Miller Industries, Inc. 6,409,837
372,420 Sun Country Airlines Holdings,
Inc.
a
5,906,581
148,521 Tennant Company 9,144,438
Total 203,167,273
Information Technology (14.8%)
420,729 BigCommerce Holdings, Inc.
a
3,677,171
152,041 Ciena Corporation
a
7,751,050
284,836 Cohu, Inc.
a
9,128,994
102,387 Dolby Laboratories, Inc. 7,222,379
843,183 Gilat Satellite Networks, Ltd.
a
4,890,461
673,469 Knowles Corporation
a
11,058,361
39,065 Littelfuse, Inc. 8,602,113
172,579 MAXIMUS, Inc. 12,655,218
120,453 MKS Instruments, Inc. 10,205,983
274,820 National Instruments Corporation 10,140,858
18,539 Plexus Corporation
a
1,908,219
111,237 TTEC Holdings, Inc. 4,908,889
1,699,461 TTM Technologies, Inc.
a
25,627,872
122,179 Workiva, Inc.
a
10,259,371
Total 128,036,939
Materials (8.6%)
100,622 AptarGroup, Inc. 11,066,408
81,339 Ashland, Inc. 8,746,383
317,070 Carpenter Technology Corporation 11,712,566
240,341 Ingevity Corporation
a
16,929,620
1,457,724 Ivanhoe Mines, Ltd.
a
11,519,680
99,823 United States Lime & Minerals, Inc. 14,051,085
Total 74,025,742
Real Estate (4.2%)
153,860 Agree Realty Corporation 10,913,290
279,786 Healthcare Realty Trust, Inc. 5,391,476
506,293 Independence Realty Trust, Inc. 8,536,100
145,307 National Storage Affiliates Trust 5,248,489
447,327 Pebblebrook Hotel Trust 5,989,708
Total 36,079,063
Utilities (2.9%)
67,169 Black Hills Corporation 4,724,668
79,327 NorthWestern Corporation 4,707,264
164,205 Portland General Electric
Company 8,046,045
109,269 Spire, Inc. 7,524,263
Total 25,002,240
Total Common Stock
(cost $832,662,251) 850,144,059

Small Cap Stock Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares
Registered Investment
Companies ( 1.0% ) Value
Unaffiliated  (1.0%)
105,056 SPDR S&P Biotech ETF
a
$ 8,719,648
Total 8,719,648
Total Registered Investment
Companies (cost $8,547,473) 8,719,648
Shares Short-Term Investments ( 0.7% ) Value
Thrivent Core Short-Term Reserve
Fund
634,876 4.710% 6,348,759
Total Short-Term Investments
(cost $6,347,502) 6,348,759
Total Investments (cost
$847,557,226) 100.0% $865,212,466
Other Assets and Liabilities, Net
<0.1% 60,711
Total Net Assets 100.0% $865,273,177
a Non-income producing security.
Definitions:
ETF - Exchange Traded Fund
SPDR - S&P Depository Receipts, which are exchange-traded
funds traded in the U.S., Europe, and Asia-Pacific and
managed by State Street Global Advisors.
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $ 122,054,653
Gross unrealized depreciation (107,051,028)
Net unrealized appreciation (depreciation) $ 15,003,625
Cost for federal income tax purposes $ 850,208,841

Small Cap Stock Portfolio
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Small Cap Stock Portfolio's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Common Stock
Communications Services 13,320,187 13,320,187 – –
Consumer Discretionary 85,556,039 85,556,039 – –
Consumer Staples 37,977,313 37,977,313 – –
Energy 24,861,334 24,861,334 – –
Financials 144,809,245 144,809,245 – –
Health Care 77,308,684 77,308,684 – –
Industrials 203,167,273 190,148,569 13,018,704 –
Information Technology 128,036,939 128,036,939 – –
Materials 74,025,742 62,506,062 11,519,680 –
Real Estate 36,079,063 36,079,063 – –
Utilities 25,002,240 25,002,240 – –
Registered Investment Companies
Unaffiliated 8,719,648 8,719,648 – –
Subtotal Investments in Securities $858,863,707 $834,325,323 $24,538,384 $–
Other Investments  * Total
Affiliated Short-Term Investments 6,348,759
Subtotal Other Investments $6,348,759
Total Investments at Value $865,212,466
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Small Cap Stock Portfolio, is as follows:
Portfolio
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $12,391 $198,132 $204,174 $6,349 635 0.7%
Total Affiliated Short-Term Investments 12,391 6,349 0.7
Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment 31 32,817 32,848 – – –
Total Collateral Held for Securities Loaned 31 – –
Total Value $12,422 $6,349
Portfolio
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions of
Realized Capital
Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% $– $– $ – $280
Total Income/Non Income Cash from Affiliated
Investments $280
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment – – – 9
Total Affiliated Income from Securities Loaned, Net $9
Total Value $– $– $ –

Thrivent Series Fund, Inc.
Statement of Assets and Liabilities
The accompanying Notes to Financial Statements are an integral part of this statement.

As of December 31, 2022
Aggressive
Allocation
Portfolio All Cap Portfolio
Balanced Income
Plus Portfolio
Diversified
Income Plus
Portfolio
Assets
Investments in unaffiliated securities at cost $753,667,610 $131,105,021 $317,937,242 $624,432,803
Investments in affiliated securities at cost $907,597,474 $3,237,239 $113,500,281 $165,853,517
Investments in unaffiliated securities at value (#) 859,179,471 140,205,500 324,585,572 600,439,303
Investments in affiliated securities at value 916,053,227 3,237,971 104,448,800 148,570,231
Cash 6,392 317 — —
Foreign currency 757
(a)
— 19,803
(b)
650
(c)
Initial margin deposit on open futures contracts 147,000 — — —
Dividends and interest receivable 1,882,339 149,968 1,841,467 4,484,852
Prepaid expenses 4,385 2,005 2,419 2,875
Receivable for:
Investments sold 1,428,255 — 410,954 239,241
Investments sold on a delayed-delivery basis 882,000 — 9,300,100 30,045,646
Fund shares sold 238,069 — — 490
Expense reimbursements 259,072 — — —
Variation margin on open future contracts 978,211 — 61,775 110,218
Variation margin on open swap contracts — — 714 2,865
Total Assets 1,781,059,178 143,595,761 440,671,604 783,896,371
Liabilities
Accrued expenses 21,248 5,667 32,246 28,127
Cash overdraft — — 154,259 2,112,683
Payable for:
Investments purchased 3,910,504 — 101,656 138,844
Investments purchased on a delayed-delivery basis 5,081,102 — 32,086,155 84,113,466
Return of collateral for securities loaned 720,490 601,425 2,818,704 7,289,384
Foreign capital gain tax liability — — — —
Fund shares redeemed — 2,505 210,603 97,259
Variation margin on open future contracts 1,105,370 — 64,362 170,419
Investment advisory fees 1,067,548 68,127 192,927 238,596
Administrative service fees 25,926 2,106 5,963 10,140
Director fees 2,200 308 526 918
Director deferred compensation 43,930 13,086 42,180 34,781
Open options written, at value 637
(g)
— 5,242
(h)
19,266
(i)
Contingent liabilities^ — — — —
Mortgage dollar roll deferred revenue 419 — 806 2,554
Total Liabilities 11,979,374 693,224 35,715,629 94,256,437
Net Assets
Capital stock (beneficial interest) 1,600,104,377 132,010,596 408,001,954 740,424,865
Distributable earnings/(accumulated loss) 168,975,427 10,891,941 (3,045,979) (50,784,931)
Total Net Assets $1,769,079,804 $142,902,537 $404,955,975 $689,639,934
Shares of beneficial interest outstanding 114,482,443 10,900,392 30,312,602 97,743,999
Net asset value per share $15.45 $13.11 $13.36 $7.06
(#) Includes securities on loan of $712,895 $578,656 $2,741,439 $7,057,634
(a) Foreign currency holdings, cost $793.
(b) Foreign currency holdings, cost $20,340.
(c) Foreign currency holdings, cost $683.
(d) Foreign currency holdings, cost $700,096.
(e) Foreign currency holdings, cost $4,558,566.
(f) Foreign currency holdings, cost $237,256.
(g) Open options written, cost $(2,953).
(h) Open options written, cost $(24,281).
(i) Open options written, cost $(89,250).
(j) Open options written, cost $(30,023).
^ Contingent liabilities accrual.  Additional information can be found in the accompanying Notes to Financial Statements.

Thrivent Series Fund, Inc.
Statement of Assets and Liabilities – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

ESG Index
Portfolio
Global Stock
Portfolio
Government
Bond Portfolio
High Yield
Portfolio Income Portfolio
International
Allocation
Portfolio
International
Index Portfolio
$37,314,302 $1,078,753,692 $181,297,606 $793,069,207 $1,373,202,038 $1,386,903,073 $135,430,201
$7,500 $73,744,435 $18,428,179 $59,054,999 $60,421,128 $81,200,660 $2,230,073
35,118,508 1,199,608,031 166,847,858 702,391,100 1,192,268,702 1,417,604,359 150,919,292
7,500 65,082,021 18,465,532 59,064,593 60,421,153 81,241,112 2,230,073
— — 49,405 6,390 — — —
— 700,717
(d)
— — — 4,578,113
(e)
241,495
(f)
— 545,553 — — — 2,161,217 —
30,702 2,595,768 651,599 11,556,152 15,234,646 7,280,439 466,009
1,842 3,683 2,051 2,887 3,788 4,063 2,008
— 1,151,830 — 21,423 1,012 3,620,934 —
— — 8,820,000 — — — —
— — — 125,141 — — 22,257
7,269 — — — — — —
— 261,390 13,656 — — — —
— — — — 16,920 — —
35,165,821 1,269,948,993 194,850,101 773,167,686 1,267,946,221 1,516,490,237 153,881,134
7,102 68,704 6,456 7,412 12,459 235,318 41,676
5,087 1,244,134 — — 1,010 117,236 —
23,038 3,149,723 — — — 3,444,032 —
— — 26,217,058 — 2,587,000 — —
7,500 1,205,124 214,000 45,244,294 7,763,798 981,507 14,800
— — — — — 53,527 —
3,932 402,083 5,623 — 27,779 129,971 —
— 1,056,719 24,195 — 64,375 1,161,521 25,503
6,091 629,434 50,749 249,371 434,064 841,049 26,284
518 18,538 2,465 10,598 18,448 22,025 2,234
308 318 308 612 655 393 308
1,586 88,067 23,575 79,323 123,364 117,934 1,586
— — 6,481
(j)
— — — —
— — — — — — —
— — 1,305 — — — —
55,162 7,862,844 26,552,215 45,591,610 11,032,952 7,104,513 112,391
37,845,975 1,175,979,439 191,988,982 908,530,937 1,498,432,263 1,609,688,230 135,969,251
(2,735,316) 86,106,710 (23,691,096) (180,954,861) (241,518,994) (100,302,506) 17,799,492
$35,110,659 $1,262,086,149 $168,297,886 $727,576,076 $1,256,913,269 $1,509,385,724 $153,768,743
2,786,993 110,795,830 17,221,095 183,887,251 148,761,361 183,126,175 13,345,373
$12.60 $11.39 $9.77 $3.96 $8.45 $8.24 $11.52
$7,384 $1,164,031 $202,632 $43,718,894 $7,428,878 $933,630 $13,752

Thrivent Series Fund, Inc.
Statement of Assets and Liabilities – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

As of December 31, 2022
Large Cap
Growth Portfolio
Large Cap Index
Portfolio
Large Cap Value
Portfolio
Limited Maturity
Bond Portfolio
Assets
Investments in unaffiliated securities at cost $1,340,799,852 $609,959,946 $1,825,136,942 $860,663,872
Investments in affiliated securities at cost $52,095,077 $13,986,283 $45,815,904 $2,811,588
Investments in unaffiliated securities at value (#) 1,699,701,408 1,377,239,769 2,429,212,160 810,541,337
Investments in affiliated securities at value 52,095,077 13,986,283 45,826,009 2,811,588
Cash 116 8,158 — 28,195
Foreign currency 849
(a)
— — —
Initial margin deposit on open futures contracts — — — —
Dividends and interest receivable 1,082,801 1,255,631 4,114,741 5,911,332
Prepaid expenses 4,588 3,859 5,294 3,020
Receivable for:
Investments sold — — — —
Investments sold on a delayed-delivery basis — — — —
Fund shares sold — 8,173 — —
Expense reimbursements — — — —
Variation margin on open future contracts — — — 63,281
Variation margin on open swap contracts — — — —
Total Assets 1,752,884,839 1,392,501,873 2,479,158,204 819,358,753
Liabilities
Accrued expenses 5,171 8,406 13,576 7,794
Cash overdraft — — — —
Payable for:
Investments purchased — — 2,766,164 —
Investments purchased on a delayed-delivery basis — — — 12,271,154
Return of collateral for securities loaned — 329,175 — 2,811,588
Fund shares redeemed 225,848 — 45,640 506,823
Variation margin on open future contracts — 44,075 — 52,961
Variation margin on open swap contracts — — — —
Investment advisory fees 614,108 241,509 1,275,565 273,753
Administrative service fees 26,100 20,528 36,141 11,634
Director fees 2,377 1,734 674 486
Director deferred compensation 161,742 59,564 89,502 91,988
Open options written, at value — — — —
Contingent liabilities^ — — — —
Mortgage dollar roll deferred revenue — — — 478
Total Liabilities 1,035,346 704,991 4,227,262 16,028,659
Net Assets
Capital stock (beneficial interest) 1,168,171,669 611,066,415 1,693,556,242 858,482,502
Distributable earnings/(accumulated loss) 583,677,824 780,730,467 781,374,700 (55,152,408)
Total Net Assets $1,751,849,493 $1,391,796,882 $2,474,930,942 $803,330,094
Shares of beneficial interest outstanding 47,925,680 26,992,287 118,528,150 86,093,620
Net asset value per share $36.55 $51.56 $20.88 $9.33
(#) Includes securities on loan of $— $321,594 $— $2,713,875
(a) Foreign currency holdings, cost $796.
(b) Foreign currency holdings, cost $37,546.
(c) Foreign currency holdings, cost $633.
(d) Foreign currency holdings, cost $24,972.
(e) Open options written, cost $(113,203).
(f) Open options written, cost $(44,953).
^ Contingent liabilities accrual.  Additional information can be found in the accompanying Notes to Financial Statements.

Thrivent Series Fund, Inc.
Statement of Assets and Liabilities – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

Low Volatility
Equity Portfolio
Mid Cap Growth
Portfolio
Mid Cap Index
Portfolio
Mid Cap Stock
Portfolio
Mid Cap Value
Portfolio
Moderate
Allocation
Portfolio
Moderately
Aggressive
Allocation
Portfolio
$49,721,927 $54,722,315 $437,790,820 $1,575,509,683 $50,336,991 $4,262,237,840 $2,469,462,938
$274,291 $2,063,491 $13,043,687 $55,469,792 $1,619,281 $4,312,679,453 $3,388,631,905
53,210,805 54,405,574 547,520,863 1,995,139,951 51,582,601 4,455,210,607 2,650,710,122
274,291 2,063,491 13,043,687 55,488,833 1,619,281 4,620,037,785 3,610,962,776
9,983 — 22 — — — —
37,582
(b)
— — — — 599
(c)
24,939
(d)
93,963 — — — — — —
83,444 21,031 1,217,803 1,314,115 58,905 19,429,355 8,567,024
1,867 1,860 2,593 4,792 1,855 15,632 11,200
— — — 2,334,122 482,333 3,078,909 2,727,943
— — — — — 38,272,885 15,050,936
33,765 43,148 — — 5,609 — —
1,094 8,175 — — 5,674 1,434,188 1,250,045
— — — — — 5,261,578 4,013,481
— — — — — 5,753 1,955
53,746,794 56,543,279 561,784,968 2,054,281,813 53,756,258 9,142,747,291 6,293,320,421
9,168 7,096 6,481 4,927 5,757 44,486 38,069
— — — — — 790,399 174,041
— 1,028,613 — 2,359,671 528,052 9,320,072 8,766,302
— — — — — 151,678,310 57,567,640
— — 3,195,670 — — 16,489,649 7,378,791
— — 103,166 93,898 — 1,347,238 1,264,395
1,890 — 60,785 — — 3,884,903 2,779,106
— — — — — 36,882 28,087
27,645 35,705 96,432 1,117,619 33,908 4,622,395 3,520,479
783 809 8,197 30,222 768 131,954 91,425
308 308 670 1,220 308 11,702 7,931
2,434 1,586 18,839 129,117 1,586 251,206 158,579
— — — — — 24,437
(e)
9,704
(f)
— — — — — — —
— — — — — 2,269 862
42,228 1,074,117 3,490,240 3,736,674 570,379 188,635,902 81,785,411
50,417,482 63,204,325 441,428,003 1,519,187,628 51,077,737 8,245,725,151 5,553,786,282
3,287,084 (7,735,163) 116,866,725 531,357,511 2,108,142 708,386,238 657,748,728
$53,704,566 $55,469,162 $558,294,728 $2,050,545,139 $53,185,879 $8,954,111,389 $6,211,535,010
4,339,144 4,742,014 29,471,189 112,763,017 3,380,672 689,995,884 442,082,120
$12.38 $11.70 $18.94 $18.18 $15.73 $12.98 $14.05
$— $— $3,135,618 $— $— $16,118,243 $7,350,266

Thrivent Series Fund, Inc.
Statement of Assets and Liabilities – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

As of December 31, 2022
Moderately
Conservative
Allocation Portfolio
Money Market
Portfolio
Multidimensional
Income Portfolio
Assets
Investments in unaffiliated securities at cost $2,476,684,906 $311,874,240 $58,464,256
Investments in affiliated securities at cost $2,021,512,008 $— $11,175,751
Repurchase agreements at cost $— $40,000,000 $—
Investments in unaffiliated securities at value (#) 2,432,498,913 311,847,881 50,773,385
Investments in affiliated securities at value 2,020,739,557 — 10,064,935
Repurchase agreements at value — 40,000,000 —
Cash — 45,423 573
Foreign currency 4
(a)
— —
Dividends and interest receivable 13,233,953 1,049,552 563,598
Prepaid expenses 8,593 2,211 1,882
Receivable for:
Investments sold 994,920 163,636 —
Investments sold on a delayed-delivery basis 24,044,638 — —
Fund shares sold — — —
Expense reimbursements 534,043 — 4,184
Variation margin on open future contracts 1,103,133 — —
Variation margin on open swap contracts 5,076 — 436
Unrealized gain on forward contracts — — —
Total Assets 4,493,162,830 353,108,703 61,408,993
Liabilities
Accrued expenses 34,840 3,970 10,683
Cash overdraft 222,458 — —
Payable for:
Investments purchased 2,593,615 13,300,000 8,773
Investments purchased on a delayed-delivery basis 115,679,186 — 3,103,840
Return of collateral for securities loaned 7,006,790 — 1,943,961
Foreign capital gain tax liability — — —
Fund shares redeemed 1,317,604 555,922 12,987
Variation margin on open future contracts 1,154,595 — —
Variation margin on open swap contracts 3,715 — —
Investment advisory fees 2,132,307 72,077 26,762
Administrative service fees 64,267 4,901 827
Director fees 5,783 421 308
Director deferred compensation 130,991 — 2,434
Open options written, at value 14,874
(e)
— —
Unrealized loss on forward contracts — — —
Contingent liabilities^ — — —
Mortgage dollar roll deferred revenue 2,655 — 640
Total Liabilities 130,363,680 13,937,291 5,111,215
Net Assets
Capital stock (beneficial interest) 4,349,002,019 339,160,798 64,586,648
Distributable earnings/(accumulated loss) 13,797,131 10,614 (8,288,870)
Total Net Assets $4,362,799,150 $339,171,412 $56,297,778
Shares of beneficial interest outstanding 372,978,639 339,144,637 6,128,198
Net asset value per share $11.70 $1.00 $9.19
(#) Includes securities on loan of $6,806,708 $— $1,889,139
(a) Foreign currency holdings, cost $4.
(b) Foreign currency holdings, cost $150,323.
(c) Foreign currency holdings, cost $33.
(d) Foreign currency holdings, cost $874.
(e) Open options written, cost $(68,906).
(f) Open options written, cost $(8,695).
^ Contingent liabilities accrual.  Additional information can be found in the accompanying Notes to Financial Statements.

Thrivent Series Fund, Inc.
Statement of Assets and Liabilities – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

Opportunity
Income Plus
Portfolio
Partner
Emerging
Markets Equity
Portfolio
Partner
Healthcare
Portfolio
Real Estate
Securities
Portfolio
Small Cap
Growth Portfolio
Small Cap Index
Portfolio
Small Cap Stock
Portfolio
$173,377,505 $60,270,343 $205,721,303 $120,567,595 $86,840,392 $776,703,177 $841,209,724
$43,049,990 $753,335 $9,905,252 $418,287 $4,276,799 $7,495,366 $6,347,502
$— $— $— $— $— $— $—
157,424,961 67,079,150 281,075,817 160,502,352 91,375,353 908,472,187 858,863,707
37,493,378 753,335 9,907,757 418,287 4,276,799 7,495,366 6,348,759
— — — — — — —
— — 23 — — 10,679 —
— 150,615
(b)
33
(c)
— 829
(d)
— —
1,680,577 45,512 290,640 697,845 49,243 1,203,165 526,151
2,080 1,900 2,189 2,064 1,906 2,892 3,026
357,977 31,290 — — 215,481 — 115,526
3,503,933 — — — — — —
— 11,883 — — 45,205 65 4,234
— 5,819 12,506 — 2,518 — —
6,063 — — — — — —
1,102 — — — — — —
— — 82,280 — — — —
200,470,071 68,079,504 291,371,245 161,620,548 95,967,334 917,184,354 865,861,403
19,146 35,648 6,256 5,681 7,403 13,394 6,538
169,916 — — — — — —
11,832 58,629 94,698 — 2,082,890 3,329,001 —
14,399,013 — — — — — —
1,346,500 — — — 1,087,800 4,563,156 —
— 300,943 — — — — —
46,839 — 119,057 65,675 — 157,846 —
11,281 — — — — 3,100 —
— — — — — — —
79,152 55,407 204,579 105,028 63,812 157,364 490,946
2,691 991 4,252 2,381 1,356 13,376 12,618
308 308 343 308 308 1,115 501
13,094 11,208 11,370 23,285 2,276 37,028 77,623
1,877
(f)
— — — — — —
— — 3,647 — — — —
— — — — — — —
100 — — — — — —
16,101,749 463,134 444,202 202,358 3,245,845 8,275,380 588,226
220,441,358 61,110,511 211,231,788 113,795,970 94,120,445 755,274,448 727,821,555
(36,073,036) 6,505,859 79,695,255 47,622,220 (1,398,956) 153,634,526 137,451,622
$184,368,322 $67,616,370 $290,927,043 $161,418,190 $92,721,489 $908,908,974 $865,273,177
21,291,242 5,456,418 11,478,821 6,169,280 6,643,710 49,992,640 47,388,744
$8.66 $12.39 $25.34 $26.16 $13.96 $18.18 $18.26
$1,296,261 $— $— $— $1,111,719 $4,410,481 $—

Thrivent Series Fund, Inc.
Statement of Operations
The accompanying Notes to Financial Statements are an integral part of this statement.

For the year ended December 31, 2022
Aggressive
Allocation
Portfolio All Cap Portfolio
Balanced Income
Plus Portfolio
Diversified
Income Plus
Portfolio
Investment Income
Dividends $12,846,919 $2,439,478 $2,923,685 $3,098,861
Interest 1,246,931 — 6,926,376 17,060,483
Income from mortgage dollar rolls 329,142 — 927,466 2,509,714
Affiliated income from securities loaned, net 35,772 4,175 55,341 152,647
Income from affiliated investments 4,103,266 73,024 1,155,795 2,076,972
Non cash income — — 9,024 23,771
Non cash income from affiliated investments 11,528,434 — 2,198,972 3,916,107
Foreign tax withholding (44,370) (8,252) (9,271) (6,797)
Total Investment Income 30,046,094 2,508,425 14,187,388 28,831,758
Expenses
Adviser fees 12,996,030 835,858 2,436,330 3,056,727
Administrative service fees 385,618 95,836 145,308 199,911
Audit and legal fees 45,530 35,779 38,769 38,678
Custody fees 66,707 4,707 66,532 77,455
Insurance expenses 10,126 4,661 5,621 6,703
Pricing service fees — — — —
Printing and postage expenses 15,000 3,346 6,227 10,135
Transfer agent fees 5,000 5,000 5,000 5,000
Directors' fees 59,521 7,618 10,700 22,929
Other expenses 38,784 15,178 86,418 95,393
Total Expenses Before Reimbursement 13,622,316 1,007,983 2,800,905 3,512,931
Less:
Reimbursement from adviser (3,096,678) — — —
Total Net Expenses 10,525,638 1,007,983 2,800,905 3,512,931
Net Investment Income/(Loss) 19,520,456 1,500,442 11,386,483 25,318,827
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments 22,130,417 661,392 (4,769,736) (24,217,817)
Affiliated investments — — (697,910) (974,545)
Distributions of realized capital gains from affiliated
investments 65,106,902 — — —
Written option contracts 13,203 — — —
Futures contracts (35,105,579) — (2,713,116) (4,138,485)
Foreign currency transactions (994) 5 1,008 848
Swap agreements — — (32,167) (111,588)
Change in net unrealized appreciation/(depreciation) on:
Investments (257,658,927) (34,385,407) (58,078,852) (81,099,858)
Affiliated investments (187,466,936) — (13,724,064) (19,753,091)
Written option contracts (2,656) — 19,039 69,984
Futures contracts (10,231,298) — (274,062) (1,126,895)
Foreign currency transactions (1,387) (23) (8,207) (5,390)
Swap agreements — — (100,167) (322,727)
Foreign capital gain tax liability — — — —
Net Realized and Unrealized Gains/(Losses) (403,217,255) (33,724,033) (80,378,234) (131,679,564)
Net Increase/(Decrease) in Net Assets Resulting
From Operations $(383,696,799) $(32,223,591) $(68,991,751) $(106,360,737)
(a) Includes foreign capital gain taxes paid of $133,184.

Thrivent Series Fund, Inc.
Statement of Operations – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

ESG Index
Portfolio
Global Stock
Portfolio
Government
Bond Portfolio
High Yield
Portfolio Income Portfolio
International
Allocation
Portfolio
International
Index Portfolio
$535,316 $24,559,484 $— $1,732,997 $266,623 $51,897,588 $4,942,102
— 2,649,727 3,532,695 41,652,310 52,273,726 80,197 3,869
— — 738,093 — — — —
601 79,861 1,785 502,561 49,092 174,313 5,027
831 — 563,058 295,315 1,013,535 1,772,538 50,180
— 41,797 — — — — —
— 1,637,454 — — — — —
(233) (1,420,039) — — — (5,464,058) (432,282)
536,515 27,548,284 4,835,631 44,183,183 53,602,976 48,460,578 4,568,896
69,069 7,687,664 645,479 3,065,362 5,558,428 10,205,785 300,589
75,871 298,163 101,352 200,278 306,233 338,091 95,550
35,180 59,567 35,180 38,003 41,752 88,479 53,750
9,161 183,020 6,168 14,134 21,642 780,677 80,898
4,270 8,545 4,792 6,750 9,089 9,572 4,662
— — — — — — 101,045
645 8,860 5,355 15,866 13,143 16,354 764
5,000 5,000 5,000 5,000 5,000 5,000 5,000
8,806 208 6,435 8,310 5,718 43 8,806
16,221 76,696 25,304 44,871 67,239 195,719 24,287
224,223 8,327,723 835,065 3,398,574 6,028,244 11,639,720 675,351
(92,992) — — — — — —
131,231 8,327,723 835,065 3,398,574 6,028,244 11,639,720 675,351
405,284 19,220,561 4,000,566 40,784,609 47,574,732 36,820,858 3,893,545
(937,019) 8,324,971 (8,844,835) (16,791,252) (47,349,155) (115,017,382)
(a)
89,535
— — — 2,666 163 — —
— — — — — — —
— — 33,008 — — — —
— (35,214,535) 1,005,613 1,718,885 (14,080,111) (21,583,088) (196,962)
— (333,158) — — — (1,431,991) (71,672)
— — — 164,718 2,059,632 — —
(7,927,632) (269,619,080) (17,126,582) (114,286,237) (246,180,449) (237,889,181) (28,431,472)
— (11,137,450) — (2,666) (163) — —
— — 11,111 — — — —
— (9,980,957) (24,901) 124,823 (33,085) (5,376,016) (79,257)
— (37,042) — — — (183,969) 2,632
— — — — (986,605) — —
— — — — — 173,433 —
(8,864,651) (317,997,251) (24,946,586) (129,069,063) (306,569,773) (381,308,194) (28,687,196)
$(8,459,367) $(298,776,690) $(20,946,020) $(88,284,454) $(258,995,041) $(344,487,336) $(24,793,651)

Thrivent Series Fund, Inc.
Statement of Operations – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

For the year ended December 31, 2022
Large Cap
Growth Portfolio
Large Cap Index
Portfolio
Large Cap Value
Portfolio
Limited Maturity
Bond Portfolio
Investment Income
Dividends $12,454,361 $24,199,109 $63,138,215 $126,165
Interest — 14,437 — 20,791,881
Income from mortgage dollar rolls — — — 91,003
Affiliated income from securities loaned, net 8,311 7,032 17,254 25,579
Income from affiliated investments 1,049,003 260,312 848,955 —
Non cash income from affiliated investments — — — —
Foreign tax withholding (58,340) (5,679) (406,526) —
Total Investment Income 13,453,335 24,475,211 63,597,898 21,034,628
Expenses
Adviser fees 8,326,003 2,946,864 14,731,208 3,498,128
Administrative service fees 423,855 322,043 487,384 218,671
Audit and legal fees 49,553 42,166 46,001 38,632
Custody fees 20,117 24,945 95,556 14,199
Insurance expenses 11,029 8,903 11,858 7,175
Printing and postage expenses 26,765 18,959 10,847 7,323
Transfer agent fees 5,000 5,000 5,000 5,000
Directors' fees 56,771 44,765 8,679 3,445
Other expenses 39,267 32,143 29,043 57,903
Total Expenses Before Reimbursement 8,958,360 3,445,788 15,425,576 3,850,476
Less:
Reimbursement from adviser — — — —
Total Net Expenses 8,958,360 3,445,788 15,425,576 3,850,476
Net Investment Income/(Loss) 4,494,975 21,029,423 48,172,322 17,184,152
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments 225,486,017 10,814,235 125,550,125 (5,250,141)
Affiliated investments 22,472 — — —
Distributions of realized capital gains from affiliated
investments — — — —
Net increase from payments by affiliates — — — —
Written option contracts — — — —
Futures contracts — (1,801,633) — 2,689,088
Foreign currency transactions (13) — 5,967 —
Swap agreements — — — —
Change in net unrealized appreciation/(depreciation) on:
Investments (1,144,767,861) (343,042,441) (292,993,577) (54,436,990)
Affiliated investments (22,472) — — —
Written option contracts — — — —
Futures contracts — (638,060) — (164,630)
Foreign currency transactions — — (1,123) —
Swap agreements — — — —
Net Realized and Unrealized Gains/(Losses) (919,281,857) (334,667,899) (167,438,608) (57,162,673)
Net Increase/(Decrease) in Net Assets Resulting
From Operations $(914,786,882) $(313,638,476) $(119,266,286) $(39,978,521)
* Net increase from payment from affiliate.  Additional information can be found in the accompanying Notes to Financial Statements.

Thrivent Series Fund, Inc.
Statement of Operations – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

Low Volatility
Equity Portfolio
Mid Cap Growth
Portfolio
Mid Cap Index
Portfolio
Mid Cap Stock
Portfolio
Mid Cap Value
Portfolio
Moderate
Allocation
Portfolio
Moderately
Aggressive
Allocation
Portfolio
$1,271,500 $193,477 $9,097,989 $22,279,947 $903,578 $42,190,301 $29,060,638
678 — 11,929 — — 63,183,270 23,426,778
— — — — — 7,233,260 2,465,174
1,135 2,145 151,540 8,750 463 268,197 147,249
8,911 28,080 199,542 990,990 33,588 21,716,998 13,131,308
— — — — — 72,932,800 52,437,112
(65,456) (78) — — — (129,064) (80,357)
1,216,768 223,624 9,461,000 23,279,687 937,629 207,395,762 120,587,902
313,986 384,298 1,146,685 13,526,582 325,525 58,471,501 43,863,346
78,896 78,711 167,468 436,290 77,379 1,745,382 1,212,083
35,281 35,275 37,752 45,941 35,163 85,504 69,777
15,314 7,871 13,863 26,913 2,545 160,222 132,249
4,338 4,321 6,034 11,286 4,290 36,808 26,200
948 1,251 12,990 20,549 795 34,501 32,820
5,000 5,000 5,000 5,000 5,000 5,000 5,000
8,709 8,806 17,343 21,608 8,806 319,753 217,990
26,136 14,056 21,205 32,160 13,859 221,701 184,925
488,608 539,589 1,428,340 14,126,329 473,362 61,080,372 45,744,390
(17,629) (104,052) — — (82,731) (17,281,254) (14,996,680)
470,979 435,537 1,428,340 14,126,329 390,631 43,799,118 30,747,710
745,789 (211,913) 8,032,660 9,153,358 546,998 163,596,644 89,840,192
(703,237) (7,164,752) 20,145,751 109,619,002 344,314 (31,832,466) 50,412,508
— — — 9,204 — 7,036,256 4,191,496
— — — — — 296,789,398 286,586,519
22,830* — — — — — —
— — — — — 415,898 155,137
(120,387) — (924,126) — — (165,624,321) (122,857,410)
(49,181) — — — — (7,639) (5,604)
— — — — — (6,821,522) (5,349,260)
(5,898,996) (9,798,992) (113,245,659) (574,206,412) (3,063,128) (1,193,677,247) (827,025,357)
— — — (9,204) — (895,201,397) (818,840,123)
— — — — — (67,865) (23,177)
(9,824) — (298,942) — — (30,365,563) (26,125,221)
(2,173) — — — — (10,882) (7,761)
— — — — — 4,053,499 3,452,008
(6,760,968) (16,963,744) (94,322,976) (464,587,410) (2,718,814) (2,015,313,851) (1,455,436,245)
$(6,015,179) $(17,175,657) $(86,290,316) $(455,434,052) $(2,171,816) $(1,851,717,207) $(1,365,596,053)

Thrivent Series Fund, Inc.
Statement of Operations – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

For the year ended December 31, 2022
Moderately
Conservative
Allocation Portfolio
Money Market
Portfolio
Multidimensional
Income Portfolio
Investment Income
Dividends $14,281,926 $447,215 $852,861
Interest 49,507,613 5,021,248 1,723,016
Income from mortgage dollar rolls 6,737,650 — 14,052
Affiliated income from securities loaned, net 210,314 — 46,444
Income from affiliated investments 11,382,980 — 64,817
Non cash income — — 28,211
Non cash income from affiliated investments 43,754,190 — 286,170
Foreign tax withholding (47,793) — —
Total Investment Income 125,826,880 5,468,463 3,015,571
Expenses
Adviser fees 27,174,749 741,701 336,694
Administrative service fees 891,458 120,436 80,407
Audit and legal fees 60,669 34,957 34,511
Custody fees 110,885 8,076 14,776
Insurance expenses 20,316 5,091 4,353
Pricing service fees — — 29,062
Printing and postage expenses 16,273 4,571 922
Transfer agent fees 5,000 5,000 5,000
Directors' fees 156,480 10,372 8,709
Other expenses 133,737 14,283 14,247
Total Expenses Before Reimbursement 28,569,567 944,487 528,681
Less:
Reimbursement from adviser (6,639,628) — (38,944)
Total Net Expenses 21,929,939 944,487 489,737
Net Investment Income/(Loss) 103,896,941 4,523,976 2,525,834
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments (19,335,500) (1,160) (1,594,303)
Affiliated investments (10,670,717) — (331,784)
Class action settlements — 366
( b )
—
Distributions of realized capital gains from affiliated investments 88,729,781 — —
Net increase from payments by affiliates — 145* —
Written option contracts 330,078 — —
Futures contracts (77,958,696) — —
Foreign currency forward contracts — — —
Foreign currency transactions (6,935) — 1
Swap agreements (2,357,962) — (3,155)
Change in net unrealized appreciation/(depreciation) on:
Investments (537,506,809) (26,359) (8,800,802)
Affiliated investments (354,948,007) — (969,641)
Written option contracts (70,279) — —
Futures contracts (9,896,764) — —
Foreign currency forward contracts — — —
Foreign currency transactions (294) — —
Swap agreements (157,451) — 6,507
Foreign capital gain tax liability — — —
Net Realized and Unrealized Gains/(Losses) (923,849,555) (27,008) (11,693,177)
Net Increase/(Decrease) in Net Assets Resulting
From Operations $(819,952,614) $4,496,968 $(9,167,343)
(a) Includes foreign capital gain taxes paid of $40,903.
(b) Class action settlement proceeds related to Libor-Based Financial Instruments Antitrust Multi-District Litigation.
* Net increase from payment from affiliate.  Additional information can be found in the accompanying Notes to Financial Statements.

Thrivent Series Fund, Inc.
Statement of Operations – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

Opportunity
Income Plus
Portfolio
Partner
Emerging
Markets Equity
Portfolio
Partner
Healthcare
Portfolio
Real Estate
Securities
Portfolio
Small Cap
Growth Portfolio
Small Cap Index
Portfolio
Small Cap Stock
Portfolio
$429,631 $1,617,505 $3,669,605 $4,963,877 $404,184 $13,165,948 $12,364,276
6,854,621 7 2 — — 1,447 —
388,451 — — — — — —
44,109 — — — 11,465 42,474 8,520
333,285 17,022 225,619 4,575 50,273 42,582 280,356
8,205 — — — — — —
1,388,079 — — — — — —
(27) (196,487) (37,168) — (666) (11,698) (87,431)
9,446,354 1,438,047 3,858,058 4,968,452 465,256 13,240,753 12,565,721
1,026,632 716,437 2,345,630 1,415,428 705,459 1,728,732 5,802,755
104,905 82,820 118,634 102,083 84,991 216,942 219,149
35,276 57,978 38,213 35,993 35,472 38,733 38,967
33,313 76,705 11,712 6,470 10,552 32,891 17,394
4,853 4,444 5,082 4,786 4,441 6,739 6,985
69,414 — — — — — —
3,803 4,101 7,691 8,165 2,202 15,830 11,490
5,000 5,000 5,000 5,000 5,000 5,000 5,000
7,618 7,826 8,519 6,473 8,726 24,234 6,074
17,502 20,738 17,438 14,997 14,350 25,227 19,782
1,308,316 976,049 2,557,919 1,599,395 871,193 2,094,328 6,127,596
— (71,075) (143,042) — (42,278) — —
1,308,316 904,974 2,414,877 1,599,395 828,915 2,094,328 6,127,596
8,138,038 533,073 1,443,181 3,369,057 (363,659) 11,146,425 6,438,125
(9,383,039) (563,724)
(a)
3,685,313 5,155,389 (5,740,237) 15,580,384 117,498,266
(1,026,207) — — — 199 — —
— 110,124 — — — — —
— — — — — — —
— — — — — — —
— — — — — — —
1,061,686 — — — — (187,843) —
— — 109,967 — — — —
— (40,262) (40,959) — — — (5,619)
(44,561) — — — — — —
(17,492,215) (25,067,937) (23,393,904) (66,763,444) (17,881,202) (166,549,358) (223,843,660)
(5,356,012) — — — (199) — —
6,818 — — — — — —
6,137 — — — — (34,115) —
— — 78,633 — — — —
— 8,206 (2,361) — (416) — (146)
(132,003) — — — — — —
— 64,700 — — — — —
(32,359,396) (25,488,893) (19,563,311) (61,608,055) (23,621,855) (151,190,932) (106,351,159)
$(24,221,358) $(24,955,820) $(18,120,130) $(58,238,998) $(23,985,514) $(140,044,507) $(99,913,034)

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets
The accompanying Notes to Financial Statements are an integral part of this statement.

Aggressive Allocation Portfolio All Cap Portfolio
For the periods ended
12/31/2022 12/31/2021 12/31/2022 12/31/2021
Operations
Net investment income/(loss) $19,520,456 $11,449,714 $1,500,442 $866,679
Net realized gains/(losses) 52,143,949 211,929,203 661,397 26,524,197
Change in net unrealized appreciation/(depreciation) (455,361,204) 134,618,093 (34,385,430) 7,165,942
Net Change in Net Assets Resulting From Operations
(383,696,799) 357,997,010 (32,223,591) 34,556,818
Distributions to Shareholders
From net investment income/net realized gains (226,382,928) (91,654,716) (27,556,015) (5,268,923)
Total Distributions to Shareholders
(226,382,928) (91,654,716) (27,556,015) (5,268,923)
Capital Stock Transactions
Sold 57,436,385 69,626,257 6,806,669 10,428,964
Distributions reinvested 226,382,928 91,654,716 27,556,015 5,268,923
Redeemed (48,781,440) (54,559,189) (9,345,107) (8,387,294)
Total Capital Stock Transactions 235,037,873 106,721,784 25,017,577 7,310,593
Net Increase/(Decrease) in Net Assets (375,041,854) 373,064,078 (34,762,029) 36,598,488
Net Assets, Beginning of Period 2,144,121,658 1,771,057,580 177,664,566 141,066,078
Net Assets, End of Period $1,769,079,804 $2,144,121,658 $142,902,537 $177,664,566
Capital Stock Share Transactions
Sold 3,351,511 3,387,769 429,263 579,882
Distributions reinvested 14,646,170 4,554,091 2,109,826 291,337
Redeemed (2,793,527) (2,687,564) (601,238) (455,041)
Total Capital Stock Share Transactions
15,204,154 5,254,296 1,937,851 416,178

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

Balanced Income Plus Portfolio
Diversified Income Plus
Portfolio ESG Index Portfolio Global Stock Portfolio
12/31/2022 12/31/2021 12/31/2022 12/31/2021 12/31/2022 12/31/2021 12/31/2022 12/31/2021
$11,386,483 $9,383,871 $25,318,827 $21,905,728 $405,284 $193,478 $19,220,561 $12,077,007
(8,211,921) 35,254,789 (29,441,587) 46,150,731 (937,019) 644,547 (27,222,722) 167,008,356
(72,166,313) 11,806,048 (102,237,977) (10,819,221) (7,927,632) 4,263,374 (290,774,529) 93,354,370
(68,991,751) 56,444,708 (106,360,737) 57,237,238 (8,459,367) 5,101,399 (298,776,690) 272,439,733
(44,242,648) (16,794,972) (68,702,107) (25,902,046) (845,568) (83,013) (181,296,058) (59,962,044)
(44,242,648) (16,794,972) (68,702,107) (25,902,046) (845,568) (83,013) (181,296,058) (59,962,044)
4,736,468 22,518,129 7,837,548 21,198,431 12,606,354 22,616,513 3,234,364 4,774,799
44,242,648 16,794,972 68,702,107 25,902,046 845,568 83,013 181,296,058 59,962,044
(37,852,729) (26,547,227) (89,119,479) (40,455,839) (3,540,039) (705,404) (20,341,309) (21,245,577)
11,126,387 12,765,874 (12,579,824) 6,644,638 9,911,883 21,994,122 164,189,113 43,491,266
(102,108,012) 52,415,610 (187,642,668) 37,979,830 606,948 27,012,508 (315,883,635) 255,968,955
507,063,987 454,648,377 877,282,602 839,302,772 34,503,711 7,491,203 1,577,969,784 1,322,000,829
$404,955,975 $507,063,987 $689,639,934 $877,282,602 $35,110,659 $34,503,711 $1,262,086,149 $1,577,969,784
296,520 1,341,978 947,595 2,421,028 890,265 1,538,402 224,566 310,337
3,292,599 1,015,465 9,667,639 2,994,768 65,257 5,727 15,910,560 3,903,753
(2,614,335) (1,587,638) (11,703,811) (4,608,150) (255,453) (47,192) (1,600,781) (1,371,425)
974,784 769,805 (1,088,577) 807,646 700,069 1,496,937 14,534,345 2,842,665

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

Government Bond Portfolio High Yield Portfolio
For the periods ended
12/31/2022 12/31/2021 12/31/2022 12/31/2021
Operations
Net investment income/(loss) $4,000,566 $2,930,371 $40,784,609 $41,983,309
Net realized gains/(losses) (7,806,214) (436,179) (14,904,983) 8,492,666
Change in net unrealized appreciation/(depreciation) (17,140,372) (6,131,517) (114,164,080) (11,162,716)
Net Change in Net Assets Resulting From Operations
(20,946,020) (3,637,325) (88,284,454) 39,313,259
Distributions to Shareholders
From net investment income/net realized gains (3,990,874) (7,472,494) (41,450,069) (42,209,481)
Total Distributions to Shareholders
(3,990,874) (7,472,494) (41,450,069) (42,209,481)
Capital Stock Transactions
Sold 6,981,277 13,942,011 22,922,020 44,709,746
Distributions reinvested 3,990,874 7,472,494 41,450,069 42,209,481
Redeemed (26,619,514) (41,391,549) (91,322,072) (98,244,379)
Total Capital Stock Transactions (15,647,363) (19,977,044) (26,949,983) (11,325,152)
Net Increase/(Decrease) in Net Assets (40,584,257) (31,086,863) (156,684,506) (14,221,374)
Net Assets, Beginning of Period 208,882,143 239,969,006 884,260,582 898,481,956
Net Assets, End of Period $168,297,886 $208,882,143 $727,576,076 $884,260,582
Capital Stock Share Transactions
Sold 665,401 1,224,069 5,390,588 9,601,257
Distributions reinvested 391,638 664,597 10,046,198 9,073,207
Redeemed (2,578,065) (3,632,764) (21,565,094) (21,187,540)
Total Capital Stock Share Transactions
(1,521,026) (1,744,098) (6,128,308) (2,513,076)

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

Income Portfolio
International Allocation
Portfolio International Index Portfolio Large Cap Growth Portfolio
12/31/2022 12/31/2021 12/31/2022 12/31/2021 12/31/2022 12/31/2021 12/31/2022 12/31/2021
$47,574,732 $54,272,616 $36,820,858 $33,112,999 $3,893,545 $3,401,241 $4,494,975 $(1,518,293)
(59,369,471) 44,649,947 (138,032,461) 229,109,202 (179,099) 543,523 225,508,476 183,921,234
(247,200,302) (107,750,895) (243,275,733) (4,776,990) (28,508,097) 11,757,051 (1,144,790,333) 353,732,726
(258,995,041) (8,828,332) (344,487,336) 257,445,211 (24,793,651) 15,701,815 (914,786,882) 536,135,667
(93,249,096) (109,764,756) (175,097,833) (30,943,549) (4,416,799) (1,343,489) (184,152,589) (266,290,055)
(93,249,096) (109,764,756) (175,097,833) (30,943,549) (4,416,799) (1,343,489) (184,152,589) (266,290,055)
11,582,878 59,580,141 5,842,966 3,942,165 9,362,089 14,433,357 14,179,361 6,220,997
93,249,096 109,764,756 175,097,833 30,943,549 4,416,799 1,343,489 184,152,589 266,290,055
(243,946,440) (277,445,563) (31,429,366) (205,481,781) (1,069,559) (539,192) (123,488,781) (205,502,997)
(139,114,466) (108,100,666) 149,511,433 (170,596,067) 12,709,329 15,237,654 74,843,169 67,008,055
(491,358,603) (226,693,754) (370,073,736) 55,905,595 (16,501,121) 29,595,980 (1,024,096,302) 336,853,667
1,748,271,872 1,974,965,626 1,879,459,460 1,823,553,865 170,269,864 140,673,884 2,775,945,795 2,439,092,128
$1,256,913,269 $1,748,271,872 $1,509,385,724 $1,879,459,460 $153,768,743 $170,269,864 $1,751,849,493 $2,775,945,795
1,244,465 5,377,107 594,665 367,240 799,203 1,064,641 341,653 105,411
10,518,838 10,065,922 21,470,171 2,778,895 398,574 97,363 4,662,657 4,767,976
(25,419,327) (25,614,514) (3,496,672) (18,535,526) (89,822) (40,191) (2,649,132) (3,541,953)
(13,656,024) (10,171,485) 18,568,164 (15,389,391) 1,107,955 1,121,813 2,355,178 1,331,434

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

Large Cap Index Portfolio Large Cap Value Portfolio
For the periods ended
12/31/2022 12/31/2021 12/31/2022 12/31/2021
Operations
Net investment income/(loss) $21,029,423 $18,649,326 $48,172,322 $34,954,608
Net realized gains/(losses) 9,012,602 19,524,913 125,556,092 185,433,680
Change in net unrealized appreciation/(depreciation) (343,680,501) 348,698,031 (292,994,700) 379,376,667
Net Change in Net Assets Resulting From Operations
(313,638,476) 386,872,270 (119,266,286) 599,764,955
Distributions to Shareholders
From net investment income/net realized gains (35,649,670) (28,649,635) (217,550,631) (105,834,818)
Total Distributions to Shareholders
(35,649,670) (28,649,635) (217,550,631) (105,834,818)
Capital Stock Transactions
Sold 27,451,986 26,687,559 97,022,008 84,877,041
Distributions reinvested 35,649,670 28,649,635 217,550,631 105,834,818
Redeemed (53,395,569) (65,825,016) (14,910,703) (11,660,840)
Total Capital Stock Transactions 9,706,087 (10,487,822) 299,661,936 179,051,019
Net Increase/(Decrease) in Net Assets (339,582,059) 347,734,813 (37,154,981) 672,981,156
Net Assets, Beginning of Period 1,731,378,941 1,383,644,128 2,512,085,923 1,839,104,767
Net Assets, End of Period $1,391,796,882 $1,731,378,941 $2,474,930,942 $2,512,085,923
Capital Stock Share Transactions
Sold 505,599 453,908 4,252,754 3,834,282
Distributions reinvested 685,924 499,528 10,948,808 4,813,518
Redeemed (936,915) (1,146,688) (690,275) (511,282)
Total Capital Stock Share Transactions
254,608 (193,252) 14,511,287 8,136,518

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

Limited Maturity Bond Portfolio Low Volatility Equity Portfolio Mid Cap Growth Portfolio Mid Cap Index Portfolio
12/31/2022 12/31/2021 12/31/2022 12/31/2021 12/31/2022 12/31/2021 12/31/2022 12/31/2021
$17,184,152 $17,620,850 $745,789 $580,709 $(211,913) $(231,829) $8,032,660 $6,326,927
(2,561,053) 10,134,926 (849,975) 4,232,005 (7,164,752) 384,207 19,221,625 50,077,687
(54,601,620) (24,568,100) (5,910,993) 3,767,581 (9,798,992) 4,533,144 (113,544,601) 74,690,099
(39,978,521) 3,187,676 (6,015,179) 8,580,295 (17,175,657) 4,685,522 (86,290,316) 131,094,713
(20,866,786) (17,693,214) (3,816,495) (779,344) (395,848) (178,864) (58,400,522) (13,650,488)
(20,866,786) (17,693,214) (3,816,495) (779,344) (395,848) (178,864) (58,400,522) (13,650,488)
24,341,954 59,782,004 8,126,671 6,939,649 19,470,058 28,270,073 11,749,743 16,042,434
20,866,786 17,693,214 3,816,495 779,344 395,848 178,864 58,400,522 13,650,488
(198,646,842) (190,313,923) (4,578,594) (5,338,562) (3,686,487) (5,839,257) (21,810,990) (37,542,986)
(153,438,102) (112,838,705) 7,364,572 2,380,431 16,179,419 22,609,680 48,339,275 (7,850,064)
(214,283,409) (127,344,243) (2,467,102) 10,181,382 (1,392,086) 27,116,338 (96,351,563) 109,594,161
1,017,613,503 1,144,957,746 56,171,668 45,990,286 56,861,248 29,744,910 654,646,291 545,052,130
$803,330,094 $1,017,613,503 $53,704,566 $56,171,668 $55,469,162 $56,861,248 $558,294,728 $654,646,291
2,525,916 5,931,558 621,591 499,952 1,549,713 1,799,592 581,097 691,222
2,203,855 1,759,718 315,069 57,093 33,984 11,379 3,225,265 595,376
(20,641,640) (18,996,880) (348,614) (392,836) (286,733) (372,811) (1,053,216) (1,647,916)
(15,911,869) (11,305,604) 588,046 164,209 1,296,964 1,438,160 2,753,146 (361,318)

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

Mid Cap Stock Portfolio Mid Cap Value Portfolio
For the periods ended
12/31/2022 12/31/2021 12/31/2022 12/31/2021
Operations
Net investment income/(loss) $9,153,358 $6,784,128 $546,998 $123,444
Net realized gains/(losses) 109,628,206 374,598,581 344,314 681,890
Change in net unrealized appreciation/(depreciation) (574,215,616) 267,190,147 (3,063,128) 2,931,216
Net Change in Net Assets Resulting From Operations
(455,434,052) 648,572,856 (2,171,816) 3,736,550
Distributions to Shareholders
From net investment income/net realized gains (388,045,009) (152,140,480) (133,109) (805,875)
Total Distributions to Shareholders
(388,045,009) (152,140,480) (133,109) (805,875)
Capital Stock Transactions
Sold 14,320,891 21,092,333 29,129,012 29,122,937
Distributions reinvested 388,045,009 152,140,480 133,109 805,875
Redeemed (138,085,321) (300,156,831) (4,078,572) (8,788,609)
Total Capital Stock Transactions 264,280,579 (126,924,018) 25,183,549 21,140,203
Net Increase/(Decrease) in Net Assets (579,198,482) 369,508,358 22,878,624 24,070,878
Net Assets, Beginning of Period 2,629,743,621 2,260,235,263 30,307,255 6,236,377
Net Assets, End of Period $2,050,545,139 $2,629,743,621 $53,185,879 $30,307,255
Capital Stock Share Transactions
Sold 689,396 815,428 1,807,395 1,881,134
Distributions reinvested 22,043,879 6,107,214 8,676 48,782
Redeemed (5,512,659) (11,008,017) (255,489) (586,671)
Total Capital Stock Share Transactions
17,220,616 (4,085,375) 1,560,582 1,343,245

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

Moderate Allocation Portfolio
Moderately Aggressive
Allocation Portfolio
Moderately Conservative
Allocation Portfolio Money Market Portfolio
12/31/2022 12/31/2021 12/31/2022 12/31/2021 12/31/2022 12/31/2021 12/31/2022 12/31/2021
$163,596,644 $134,264,046 $89,840,192 $65,769,736 $103,896,941 $87,376,846 $4,523,976 $(724)
99,955,604 779,292,403 213,133,386 636,757,492 (21,269,951) 235,702,666 (649) 6,445
(2,115,269,455) 446,637,784 (1,668,569,631) 443,362,626 (902,579,604) 73,459,896 (26,359) –
(1,851,717,207) 1,360,194,233 (1,365,596,053) 1,145,889,854 (819,952,614) 396,539,408 4,496,968 5,721
(930,942,279) (662,922,076) (723,646,972) (393,745,449) (329,805,599) (274,634,956) (4,486,354) –
(930,942,279) (662,922,076) (723,646,972) (393,745,449) (329,805,599) (274,634,956) (4,486,354) –
– 9,045,090 7,855,227 16,730,514 1,107,108 20,289,505 165,453,831 34,485,976
930,942,279 662,922,076 723,646,972 393,745,449 329,805,599 274,634,956 4,486,354 –
(858,252,823) (709,684,638) (376,762,678) (393,322,383) (511,610,877) (380,093,540) (65,821,239) (111,701,992)
72,689,456 (37,717,472) 354,739,521 17,153,580 (180,698,170) (85,169,079) 104,118,946 (77,216,016)
(2,709,970,030) 659,554,685 (1,734,503,504) 769,297,985 (1,330,456,383) 36,735,373 104,129,560 (77,210,295)
11,664,081,419 11,004,526,734 7,946,038,514 7,176,740,529 5,693,255,533 5,656,520,160 235,041,852 312,252,147
$8,954,111,389 $11,664,081,419 $6,211,535,010 $7,946,038,514 $4,362,799,150 $5,693,255,533 $339,171,412 $235,041,852
– 544,813 519,933 905,660 79,039 1,392,153 165,453,831 34,485,976
71,543,803 40,668,320 51,438,125 21,881,312 28,056,623 19,230,928 4,486,354 –
(60,396,078) (42,349,256) (23,921,694) (21,397,466) (40,758,690) (25,994,341) (65,821,239) (111,701,992)
11,147,725 (1,136,123) 28,036,364 1,389,506 (12,623,028) (5,371,260) 104,118,946 (77,216,016)

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

Multidimensional Income
Portfolio
Opportunity Income Plus
Portfolio
For the periods ended
12/31/2022 12/31/2021 12/31/2022 12/31/2021
Operations
Net investment income/(loss) $2,525,834 $1,394,243 $8,138,038 $6,877,425
Net realized gains/(losses) (1,929,241) 891,797 (9,392,121) 1,549,354
Change in net unrealized appreciation/(depreciation) (9,763,936) (276,050) (22,967,275) (4,340,684)
Net Change in Net Assets Resulting From Operations
(9,167,343) 2,009,990 (24,221,358) 4,086,095
Distributions to Shareholders
From net investment income/net realized gains (1,594,569) (1,043,136) (8,239,622) (7,058,482)
Total Distributions to Shareholders
(1,594,569) (1,043,136) (8,239,622) (7,058,482)
Capital Stock Transactions
Sold 16,064,470 29,034,231 8,803,454 19,307,030
Distributions reinvested 1,594,569 1,043,136 8,239,622 7,058,482
Redeemed (8,184,257) (1,477,993) (35,523,582) (26,285,709)
Total Capital Stock Transactions 9,474,782 28,599,374 (18,480,506) 79,803
Net Increase/(Decrease) in Net Assets (1,287,130) 29,566,228 (50,941,486) (2,892,584)
Net Assets, Beginning of Period 57,584,908 28,018,680 235,309,808 238,202,392
Net Assets, End of Period $56,297,778 $57,584,908 $184,368,322 $235,309,808
Capital Stock Share Transactions
Sold 1,544,353 2,679,730 933,786 1,903,479
Distributions reinvested 174,604 97,003 912,450 697,576
Redeemed (878,170) (136,615) (3,908,007) (2,596,982)
Total Capital Stock Share Transactions
840,787 2,640,118 (2,061,771) 4,073

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

Partner Emerging Markets
Equity Portfolio Partner Healthcare Portfolio Real Estate Securities Portfolio Small Cap Growth Portfolio
12/31/2022 12/31/2021 12/31/2022 12/31/2021 12/31/2022 12/31/2021 12/31/2022 12/31/2021
$533,073 $786,893 $1,443,181 $775,780 $3,369,057 $2,185,225 $(363,659) $(540,320)
(493,862) 7,269,377 3,754,321 30,410,625 5,155,389 8,023,734 (5,740,038) 7,175,859
(24,995,031) (13,313,998) (23,317,632) 5,252,322 (66,763,444) 59,552,752 (17,881,817) 2,693,388
(24,955,820) (5,257,728) (18,120,130) 36,438,727 (58,238,998) 69,761,711 (23,985,514) 9,328,927
(1,566,407) (178,760) (31,375,831) (15,881,032) (6,295,852) (2,737,866) (6,766,335) (2,393,078)
(1,566,407) (178,760) (31,375,831) (15,881,032) (6,295,852) (2,737,866) (6,766,335) (2,393,078)
3,556,551 10,326,353 6,103,959 12,566,183 6,692,758 7,432,741 20,096,341 33,406,639
1,566,407 178,760 31,375,831 15,881,032 6,295,852 2,737,866 6,766,335 2,393,078
(8,093,464) (11,290,821) (17,206,725) (13,348,691) (18,440,197) (16,386,673) (7,589,591) (9,321,811)
(2,970,506) (785,708) 20,273,065 15,098,524 (5,451,587) (6,216,066) 19,273,085 26,477,906
(29,492,733) (6,222,196) (29,222,896) 35,656,219 (69,986,437) 60,807,779 (11,478,764) 33,413,755
97,109,103 103,331,299 320,149,939 284,493,720 231,404,627 170,596,848 104,200,253 70,786,498
$67,616,370 $97,109,103 $290,927,043 $320,149,939 $161,418,190 $231,404,627 $92,721,489 $104,200,253
247,927 541,688 237,589 433,655 201,627 245,450 1,350,160 1,716,329
120,522 9,565 1,300,369 552,884 220,792 87,753 509,786 123,798
(593,915) (620,293) (663,508) (459,174) (606,341) (545,951) (481,017) (477,220)
(225,466) (69,040) 874,450 527,365 (183,922) (212,748) 1,378,929 1,362,907

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

Small Cap Index Portfolio Small Cap Stock Portfolio
For the periods ended
12/31/2022 12/31/2021 12/31/2022 12/31/2021
Operations
Net investment income/(loss) $11,146,425 $9,230,441 $6,438,125 $2,906,008
Net realized gains/(losses) 15,392,541 64,848,684 117,492,647 154,343,576
Change in net unrealized appreciation/(depreciation) (166,583,473) 117,497,676 (223,843,806) 29,843,583
Net Change in Net Assets Resulting From Operations
(140,044,507) 191,576,801 (99,913,034) 187,093,167
Distributions to Shareholders
From net investment income/net realized gains (73,395,479) (13,346,931) (157,108,118) (33,907,310)
Total Distributions to Shareholders
(73,395,479) (13,346,931) (157,108,118) (33,907,310)
Capital Stock Transactions
Sold 198,314,026 34,893,534 23,260,675 34,826,784
Distributions reinvested 73,395,479 13,346,931 157,108,118 33,907,310
Redeemed (43,673,677) (61,900,684) (12,333,231) (22,991,554)
Total Capital Stock Transactions 228,035,828 (13,660,219) 168,035,562 45,742,540
Net Increase/(Decrease) in Net Assets 14,595,842 164,569,651 (88,985,590) 198,928,397
Net Assets, Beginning of Period 894,313,132 729,743,481 954,258,767 755,330,370
Net Assets, End of Period $908,908,974 $894,313,132 $865,273,177 $954,258,767
Capital Stock Share Transactions
Sold 11,025,639 1,518,343 1,165,573 1,434,126
Distributions reinvested 4,056,030 570,652 8,869,650 1,403,472
Redeemed (2,172,044) (2,706,049) (605,172) (973,515)
Total Capital Stock Share Transactions
12,909,625 (617,054) 9,430,051 1,864,083

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2022

(1) ORGANIZATION
Thrivent Series Fund, Inc. ("the Fund"), a corporation
organized under the laws of Minnesota, is registered under the
Investment Company Act of 1940 (the “1940 Act”). The Fund is
divided into 32 separate series (each, a “Portfolio” and, collectively, the "Portfolios"), each with its own investment objective and policies. The Fund consists of four asset allocation Portfolios, three income plus Portfolios, nineteen equity Portfolios, five fixed-income
Portfolios, and one money market Portfolio. The assets of each
Portfolio are segregated, and each has a separate class of capital stock.
Shares in the Fund are currently sold, without sales
charges, to separate accounts of Thrivent Financial for Lutherans
("Thrivent" or the "Adviser"), which are used to fund benefits of variable life insurance and variable annuity contracts issued by
Thrivent, separate accounts of insurance companies not affiliated with Thrivent, and other Portfolios.
Each of the Portfolios is an investment company that follows the accounting and reporting guidance of the Financial Accounting
Standards Board ("FASB") Accounting Standards Codification Topic
946 - Financial Services - Investment Companies.
Under the Fund’s organizational documents, its officers and
directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with service providers and others that provide general damage clauses. The
Fund’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Fund.
However, based on experience, the Fund expects the risk of loss to be remote.
(2) SIGNIFICANT ACCOUNTING POLICIES
Valuation of Investments
— The Portfolios record their
investments at fair value using market quotations when they are readily available pursuant to Rule 2a-5.  The Portfolios' investments are recorded at fair value determined in good faith when market quotations are not readily available.  Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last sale price on the principal exchange as of the close of regular trading on such exchange or the official closing price of the national market system.  Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time.  Security prices are based on quotes that are obtained from an independent pricing service approved by the Fund's Board of Directors (the “Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the primary exchange settle price.  Exchange cleared swap agreements are valued at the clearinghouse end of day price. Swap agreements not cleared on exchanges will be valued using the mid-price from the primary approved pricing service.  Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by the pricing service.  Investments in open-ended mutual funds are valued at their net asset value at the close of each business day.
Thrivent Money Market Portfolio seeks to maintain a stable net asset value of $1.00 per share, pursuant to procedures established by the Board, and generally utilizes the amortized cost method.
Valuing securities held by Thrivent Money Market Portfolio on the basis of amortized cost (which approximates market value)
involves a constant amortization of premium or accretion of
discount to maturity. The Thrivent Money Market Portfolio will not value a security at amortized cost, but will instead make a fair value determination of each security, if it determines that amortized cost is not approximately the same as the fair value of the security.
The Board has chosen the Portfolios' Investment Adviser as the valuation designee, responsible for daily valuation of the Portfolios'
securities.  The Adviser has formed a Valuation Committee (the
“Committee”) that is responsible for overseeing the Portfolios’
valuation policies in accordance with Valuation Policies and
Procedures.  The Committee meets on a monthly and on an as-
needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing,
international fair valuation, and other securities requiring fair valuation.
The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the
Portfolios.  Examples of such events include trading halts, national news/events, and issuer-specific developments.  If the Committee decides that such events warrant using fair value estimates, the
Committee will take such events into consideration in determining the fair value of such securities.  If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.
In accordance with U.S. Generally Accepted Accounting
Principles (“GAAP”), the various inputs used to determine the fair value of the Portfolios’ investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. The valuation levels are not necessarily an

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2022

indication of the risk associated with investing in these securities or other investments.  Investments measured using net asset value per share as a practical expedient for fair value and that are not publicly available-for-sale are not categorized within the fair value hierarchy.
Valuation of International Securities
— The Portfolios value
certain foreign securities traded on foreign exchanges that close prior to the close of the New York Stock Exchange using a fair value pricing service.  The fair value pricing service uses a multi-factor model that may take into account the local close, relevant general and sector indices, currency fluctuation, prices of other securities
(including ADRs, New York registered shares, and ETFs), and
futures, as applicable, to determine price adjustments for each security in order to reflect the effects of post-closing events.
The Board has authorized the Adviser to make fair valuation
determinations pursuant to policies approved by the Board.
Foreign Currency Translation
— The accounting records of
each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.
Foreign currency amounts related to the purchase or sale of
securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of
Operations.
For federal income tax purposes, the Portfolios treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.
Federal Income Taxes
— No provision has been made for
income taxes because each Portfolio’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each
Portfolio to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each
Portfolio is treated as a separate taxable entity for federal income tax purposes. Certain Portfolios may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.
GAAP requires management of the Portfolios (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not”
standard that, based on the technical merits of the position, it would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-
likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.
The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Portfolios include U.S. Federal and certain state jurisdictions as well as certain foreign countries.  The Portfolios' federal income tax returns are subject to examination for a period of three years after the filing of the return for the tax period. State returns may be subject to examination for an additional year depending on the jurisdiction.
The Portfolios have no examinations in progress and none are expected at this time.
As of December 31, 2022, the Adviser has reviewed all open
tax years and major jurisdictions and concluded that there is no effect to the Portfolios’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.
Foreign Income Taxes
— Portfolios are subject to foreign
income taxes imposed by certain countries in which they invest.
Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign tax withholding in the Statement of
Operations. The Portfolios pay tax on foreign capital gains, where applicable. Taxes paid on foreign capital gains, if any, are included in the net realized gains/(losses) on investments on the Statement of Operations.
Expenses and Income
— Estimated expenses are accrued daily.
The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a
Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets or number of shareholder accounts, or other reasonable basis.
Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium.  Paydown gains and losses on mortgage-
backed and asset-backed securities are recorded as components of interest income.  Dividend income and capital gain distributions are recorded on the ex-dividend date.  However, certain dividends from foreign securities are recorded as soon as the information is available to the Portfolios.  Non-cash income, if any, is recorded at the fair market value of the securities received.

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2022

For certain securities, including real estate investment trusts, the Portfolios record distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.
Distributions to Shareholders
— Dividends and capital
gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Portfolio, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year. Any Portfolio subject to excise tax would require an additional distribution prior to the close of the fiscal year.
For the reporting period, dividends were declared daily and
reinvested monthly for Government Bond Portfolio, High Yield
Portfolio, Income Portfolio, Limited Maturity Bond Portfolio, Money
Market Portfolio and Opportunity Income Plus Portfolio; and
declared and reinvested at least annually for all other Portfolios.
Derivative Financial Instruments
— Each of the Portfolios,
with the exception of the Money Market Portfolio, may invest in derivatives, a category that includes options, futures, swaps, foreign currency forward contracts and hybrid instruments.
Derivatives are financial instruments whose value is derived from another security, an index or a currency. Each applicable Portfolio may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position).
This includes the use of currency-based derivatives to manage the risk of its positions in foreign securities. Each applicable Portfolio may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter
("OTC").
A derivative may incur a loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Portfolio’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Portfolio. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Portfolios because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearinghouse stands between the buyer and the
seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts.
While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all of the broker’s customers, potentially resulting in losses to the
Portfolios. Using derivatives to hedge can guard against potential risks, but it also adds to the Portfolios’ expenses and can eliminate some opportunities for gains. In addition, a derivative used for mitigating exposure or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.
In order to define their contractual rights and to secure rights that will help the Portfolios mitigate their counterparty risk, the
Portfolios may enter into an International Swaps and Derivatives
Association, Inc. Master Agreement (“ISDA Master Agreement”) or
similar agreement with derivative contract counterparties. An ISDA
Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and foreign exchange contracts and typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Portfolio may, under certain circumstances, offset with the counterparty certain derivatives' payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral and margin requirements vary by type of derivative.
Margin requirements are established by the broker or clearinghouse for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for
margining in excess of the minimum requirements in certain
situations. Collateral terms are contract specific for OTC derivatives
(foreign currency exchange contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the
Portfolio and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Portfolio has been noted in the Schedule of Investments. To the extent amounts due to a Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The Portfolios attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Options
— All Portfolios, with the exception of the Money Market
Portfolio, may buy put and call options and write put and covered call options. The Portfolios intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2022

protection against adverse movements in security prices or interest rates. The Portfolios may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.
Buying put options tends to decrease a Portfolio’s exposure to the underlying security while buying call options tends to increase a
Portfolio’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default.
Writing put options tends to increase a Portfolio’s exposure to the underlying security while writing call options tends to decrease a Portfolio’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when the Portfolio has purchased an option, exercises that option, and the counterparty doesn’t buy from the Portfolio or sell to the Portfolio the underlying asset as required.
In the case where the Portfolio has written an option, the Portfolio doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Portfolio’s collateral posting requirements. As the option increases in value to the Portfolio, the Portfolio receives collateral from the counterparty.
Risks of loss may exceed amounts recognized on the Statement of
Assets and Liabilities.
During the year ended December 31, 2022, Aggressive Allocation,
Balanced Income Plus, Diversified Income Plus, Government Bond,
Moderate Allocation, Moderately Aggressive Allocation, Moderately
Conservative Allocation, and Opportunity Income Plus used
options on mortgage backed securities to generate income and/or manage duration of the Portfolio.
Futures Contracts
— All Portfolios, with the exception of the Money
Market Portfolio, may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities.
When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Portfolios may be earmarked to cover open futures contracts. A futures
contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.
During the year ended December 31, 2022, Aggressive Allocation,
Balanced Income Plus, Diversified Income Plus, Government Bond,
High Yield, Income, Limited Maturity Bond, Moderate Allocation,
Moderately Aggressive Allocation, Moderately Conservative
Allocation, and Opportunity Income Plus used treasury futures to manage the duration and yield curve exposure of the respective
Portfolio versus its benchmark.
During the year ended December 31, 2022, Aggressive
Allocation, Balanced Income Plus, Diversified Income Plus, Global
Stock, International Allocation, International Index, Large Cap Index,
Low Volatility Equity, Mid Cap Index, Moderate Allocation, Moderately
Aggressive Allocation, Moderately Conservative Allocation, and
Small Cap Index used equity futures to manage exposure to the equities market.
Foreign Currency Forward Contracts
— In connection
with purchases and sales of securities denominated in foreign currencies, all Portfolios, with the exception of the Money Market
Portfolio, may enter into foreign currency forward contracts.
Additionally, the Portfolios may enter into such contracts to mitigate currency and counterparty exposure to other foreign-currency-
denominated investments. These contracts are recorded at value and the realized- and change in unrealized- foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the
Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-
counter and a Portfolio is exposed to counterparty risk equal to the discounted net amount of payments to the Portfolio.
During the year ended December 31, 2022, Partner Healthcare
used foreign currency forward transactions in order to hedge unwanted currency exposure.
Swap Agreements
— All Portfolios, with the exception of
the Money Market Portfolio, may enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and
Liabilities. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2022

valued at the clearinghouse end of day prices as furnished by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the
Statement of Assets and Liabilities and recorded as unrealized gain or loss.  The Portfolio accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Portfolio’s custodian, or a third party, in connection with these agreements. Certain swap agreements are over-the-counter. In these types of transactions, the Portfolio is exposed to counterparty risk, which is the discounted net amount of payments owed to the Portfolio. This risk is partially mitigated by the
Portfolio’s collateral posting requirements. As the swap increases in value to the Portfolio, the Portfolio receives collateral from the counterparty.  Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.
Credit Default Swaps
— A credit default swap is a swap
agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Portfolios may be either the protection seller or the protection buyer.
Certain Portfolios enter into credit default derivative contracts directly through credit default swaps ("CDS") or through credit default swap indices ("CDX Indices"). CDX indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to increase or decrease diversified credit exposure to these asset classes.
Portfolios sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract, the maximum potential amount of future payments would be the notional amount.
Portfolios buy default protection in order to reduce their overall credit exposure to the corporate bond and/or loan markets in a cost-
efficient and diversified structure.  If a default event as specified in the CDS reference entity agreement occurs, the Portfolio has the option to receive a cash payment in exchange for the credit loss of the reference entity obligation as of the date of the credit event. A realized gain or loss is recorded upon a default event or the maturity or termination of the CDS agreement.
For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which could include a reduction in interest or principal, maturity extension and subordination to other obligations.
During the year ended December 31, 2022, Balanced Income
Plus, Diversified Income Plus, High Yield, Income, Moderate
Allocation, Moderately Aggressive Allocation, Moderately
Conservative Allocation, Multidimensional Income, and Opportunity
Income Plus used CDX indices (comprised of credit default swaps)
to help manage credit risk exposure within the Portfolio.
For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The amounts presented in the tables below are offset first by financial instruments that have the right to offset under master netting or similar arrangements, then any remaining amount is reduced by cash and non-cash collateral received/pledged. The actual amounts of collateral may be greater than the amounts presented in the tables.

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2022

The following table presents the gross and net information about assets subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:
Gross Amounts Not Offset in the
Statement of Assets and Liabilities
Portfolio
Gross Amounts
of Recognized
Assets
Gross
Amounts
Offset
Net Amounts
of Recognized
Assets
Financial
Instruments
Cash
Collateral
Received
Non-Cash
Collateral
Received Net Amount
Money Market
Repurchase Agreements 40,000,000 – 40,000,000 40,000,000 – – –
Partner Healthcare
Exchange Contracts 82,280 – 82,280 – – – 82,280
(*)
(*)
Net exchange contract amount represents the net amount receivable from the counterparty in the event of a default.

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2022

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the
Statement of Assets and Liabilities:
Gross Amounts Not Offset in the
Statement of Assets and Liabilities
Portfolio
Gross Amounts
of Recognized
Liabilities
Gross
Amounts
Offset
Net Amounts
of Recognized
Liabilities
Financial
Instruments
Cash
Collateral
Pledged
Non-Cash
Collateral
Pledged
(**)
Net Amount
Aggressive Allocation
Options Written 637 – 637 637 – – –
Securities Lending 720,490 – 720,490 712,895 – – 7,595
(^)
All Cap
Securities Lending 601,425 – 601,425 578,656 – – 22,769
(^)
Balanced Income Plus
Options Written 5,242 – 5,242 5,242 – – –
Securities Lending 2,818,704 – 2,818,704 2,741,439 – – 77,265
(^)
Diversified Income Plus
Options Written 19,266 – 19,266 19,266 – – –
Securities Lending 7,289,384 – 7,289,384 7,057,634 – – 231,750
(^)
ESG Index
Securities Lending 7,500 – 7,500 7,384 – – 116
(^)
Global Stock
Securities Lending 1,205,124 – 1,205,124 1,164,031 – – 41,093
(^)
Government Bond
Options Written 6,481 – 6,481 6,481 – – –
Securities Lending 214,000 – 214,000 202,632 – – 11,368
(^)
High Yield
Securities Lending 45,244,294 – 45,244,294 43,718,894 – – 1,525,400
(^)
Income
Securities Lending 7,763,798 – 7,763,798 7,428,878 – – 334,920
(^)
International Allocation
Securities Lending 981,507 – 981,507 933,630 – – 47,877
(^)
International Index
Securities Lending 14,800 – 14,800 13,752 – – 1,048
(^)
Large Cap Index
Securities Lending 329,175 – 329,175 321,594 – – 7,581
(^)
Limited Maturity Bond
Securities Lending 2,811,588 – 2,811,588 2,713,875 – – 97,713
(^)
Mid Cap Index
Securities Lending 3,195,670 – 3,195,670 3,135,618 – – 60,052
(^)
Moderate Allocation
Options Written 24,437 – 24,437 24,437 – – –
Securities Lending 16,489,649 – 16,489,649 16,118,243 – – 371,406
(^)
Moderately Aggressive
Allocation
Options Written 9,704 – 9,704 9,704 – – –
Securities Lending 7,378,791 – 7,378,791 7,350,266 – – 28,525
(^)
Moderately Conservative
Allocation
Options Written 14,874 – 14,874 14,874 – – –
Securities Lending 7,006,790 – 7,006,790 6,806,708 – – 200,082
(^)
Multidimensional Income
Securities Lending 1,943,961 – 1,943,961 1,889,139 – – 54,822
(^)
Opportunity Income Plus
Options Written 1,877 – 1,877 1,877 – – –
Securities Lending 1,346,500 – 1,346,500 1,296,261 – – 50,239
(^)
Partner Healthcare
Exchange Contracts 3,647 – 3,647 – – – 3,647
(#)
Small Cap Growth
Securities Lending 1,087,800 – 1,087,800 1,087,800 – – –

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2022

Mortgage Dollar Roll Transactions
— Certain Portfolios enter
into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal
National Mortgage Association and Federal Home Loan Mortgage
Corporation, in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon)
securities at a later date at an agreed upon price. The Portfolios must maintain liquid securities having a value at least equal to the repurchase price (including accrued interest) for such dollar rolls.
In addition, the Portfolios are required to segregate collateral with the fund custodian (depending on market movements) on their
mortgage dollar rolls.  The value of the securities that the Portfolios are required to purchase may decline below the agreed upon
repurchase price of those securities.
During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold.
The Portfolios are compensated from negotiated fees paid by
brokers offered as an inducement to the Portfolios to "roll over" their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.  These purchase and sale transactions may increase portfolio turnover rate.  The fees received are recognized over the roll period and are included in
Income from mortgage dollar rolls in the Statement of Operations.
Securities Lending
— The Fund has entered into a Securities
Lending Agreement (the “Agreement”) with Goldman Sachs
Bank USA doing business as Goldman Sachs Agency Lending
("GSAL"). The Agreement authorizes GSAL to lend securities
to authorized borrowers on behalf of the Portfolios. Pursuant to the Agreement, loaned securities are typically initially
collateralized equal to at least 102% of the market value of U.S.
securities and 105% of the market value of non-U.S. securities.
Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received.  Any additional collateral is adjusted and settled on the next business day.  The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or sell the loaned securities.  All cash collateral received is invested in Thrivent Cash Management
Trust. The Portfolios receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to GSAL for services provided and any other securities lending expenses, are included in affiliated income from securities loaned, net on the Statement of Operations.  By investing any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, a Portfolio could lose money.  Generally, in the event of borrower default, a Portfolio has the right to use the collateral to offset any losses incurred.  However, in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss.
Some of these losses may be indemnified by the lending agent.
As of December 31, 2022, the value of securities on loan is as follows:
When-Issued and Delayed-Delivery Transactions
— Each
Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Portfolio will designate liquid assets in an
Gross Amounts Not Offset in the
Statement of Assets and Liabilities
Portfolio
Gross Amounts
of Recognized
Liabilities
Gross
Amounts
Offset
Net Amounts
of Recognized
Liabilities
Financial
Instruments
Cash
Collateral
Pledged
Non-Cash
Collateral
Pledged
(**)
Net Amount
Small Cap Index
Securities Lending 4,563,156 – 4,563,156 4,410,481 – – 152,675
(^)
(**)
Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
(^)
Net securities lending amounts represent the net amount payable to the counterparty in the event of a default.
(#)
Net exchange contract amounts represent the net amount payable to the counterparty in the event of a default.
Portfolio Securities on Loan
Aggressive Allocation $ 712,895
All Cap 578,656
Balanced Income Plus 2,741,439
Diversified Income Plus 7,057,634
ESG Index 7,384
Global Stock 1,164,031
Government Bond 202,632
High Yield 43,718,894
Income 7,428,878
International Allocation 933,630
International Index 13,752
Large Cap Index 321,594
Limited Maturity Bond 2,713,875
Mid Cap Index 3,135,618
Moderate Allocation 16,118,243
Moderately Aggressive Allocation 7,350,266
Moderately Conservative Allocation 6,806,708
Multidimensional Income 1,889,139
Opportunity Income Plus 1,296,261
Small Cap Growth 1,111,719
Small Cap Index 4,410,481

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2022

amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Portfolio may dispose of a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed-delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.
Treasury Inflation Protected Securities
— Certain Portfolios
may invest in treasury inflation protected securities ("TIPS"). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received in cash upon maturity or sale of the security.
Repurchase Agreements
— Each Portfolio may engage in
repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolios use a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, a Portfolio could incur a loss due to a drop in the value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Portfolios may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended December 31, 2022, Money
Market Portfolio engaged in this type of investment.
Stripped Securities
— Certain Portfolios may invest in interest only
and principal only stripped mortgage or asset backed securities.
These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest, and principal only securities receive all the principal. Interest only securities are particularly sensitive to changes in interest rates and therefore are subject to greater fluctuation in prices than typical interest bearing debt securities.  As interest rates rise, the value of the interest only security increases.  Similarly, as interest rates decrease, the value of the interest only security decreases.  If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, a Portfolio may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.
The market value of these securities is also highly sensitive to changes in interest rates.  As interest rates increase, the price of the principal only security decreases.  Similarly, as interest rates decrease, the price of the principal only security increases.  The principal only security represents the payment with the longest maturity, therefore making it the most sensitive to interest rate changes.
Accounting Estimates
— The preparation of financial statements
in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Contingent Liabilities
— Thrivent Emerging Markets Equity
Portfolio received proceeds of $107,466.85 in connection with a
Settlement Agreement with Satyam Computer Services Ltd., which has now merged with Tech Mahindra Limited (“Tech Mahindra”).
As part of the Settlement Agreement, Thrivent Emerging Markets
Equity Portfolio must indemnify Tech Mahindra for any tax liability owed in relation to the settlement payments, up to a maximum of
$51,232.27, or 50% of the gross settlement consideration paid to the Portfolio. This loss contingency has not been accrued as a liability because the amount of the potential indemnity and the likelihood of loss cannot be reasonably estimated and management does not expect that the Portfolio’s assets will be subject to a loss contingency.
In the event of adversary action proceedings where a Portfolio is a defendant, a loss contingency will not be accrued as a liability until the amount of potential damages and the likelihood of loss can be reasonably estimated.  For the year ended December 31, 2022, no
Portfolio reported an accrual for contingent liabilities.
Litigation
— Awards from class action litigation are recorded as a
reduction of cost if the Portfolio still owns the applicable securities on the payment date.  If the Portfolio no longer owns the applicable securities, the proceeds are recorded as realized gains.
Bank Loans (Leveraged Loans)
— Certain Portfolios may invest
in bank loans, which are senior secured loans that are made by banks or other lending institutions to companies that are typically rated below investment grade.  A Portfolio may invest in multiple series or tranches of a bank loan, with varying terms and different associated risks.  Transactions in bank loan securities may settle on a delayed basis, which may result in the proceeds of the
sale to not be readily available for a Portfolio to make additional investments.  Interest rates of bank loan securities typically reset periodically, as the rates are tied to a reference index rate, plus a premium.  Income is recorded daily on bank loan securities.  On an ongoing basis, a Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit of the bank loan.  This commitment fee is accrued as income over the term of the bank loan.  A Portfolio may receive consent and amendment fees for accepting an amendment to the current terms of a bank

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2022

loan.  Consent and amendment fees are accrued as income when the changes to the bank loan are immaterial and to capital when the changes are material.
All or a portion of these bank loan commitments may be unfunded.
A Portfolio is obligated to fund these commitments at the borrower’s discretion. Therefore, the Portfolio must have funds sufficient to cover its contractual obligation. These unfunded bank loan commitments, which are marked-to-market daily, are presented in the Schedule of
Investments.
Line of Credit
— Each Portfolio (with the exception of Money
Market Portfolio) along with other funds managed by the investment adviser or an affiliate, participate in a $100 million ($50 million committed, $50 million uncommitted) credit facility (the "line of credit") issued by State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.  Interest is charged to each participating Portfolio based on its borrowings at the higher of the Federal Funds Rate or the Overnight Bank
Funding Rate plus, in each case, 0.10% plus a margin of 1.25%.
Each borrowing under the credit facility matures no later than 30 calendar days after the date of the borrowing.  Each participating
Portfolio pays a commitment fee in proportion to their respective net assets.  The line of credit shall expire on December 19, 2023 unless extended by mutual agreement of State Street Bank and
Trust Company and the Portfolios. The Portfolios had no borrowings during the year ended December 31, 2022.
Recent Accounting Pronouncements
—
Reference Rate Reform
In March 2020, the FASB issued Accounting Standards Update
("ASU") No. 2020-04 Reference Rate Reform, which provides optional guidance to ease the potential accounting burden associated with transitioning from the London Interbank Offered Rate ("LIBOR") and other reference rates expected to be discontinued.  In December
2022,  the FASB issued ASU No. 2022-06 as an update to this
standard which was effective immediately upon release and can be applied prospectively through December 31, 2024. At this
time, management is evaluating implications of these changes on financial statement disclosures.  Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadline.
Other
— For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.
(3) FEES AND COMPENSATION PAID TO AFFILIATES
Investment Advisory Fees
— The Fund has entered into an Investment Advisory Agreement with Thrivent, the Adviser. Under the Investment
Advisory Agreement, each of the Portfolios pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:
Portfolio (M-Millions) $0 to $500M
Over $500 to
$2,000M
Over $2,000 to
$5,000M
Over $5,000 to
$10,000M Over $10,000M
Aggressive Allocation 0.700% 0.700% 0.700% 0.675% 0.650%
Moderate Allocation 0.650% 0.625% 0.600% 0.575% 0.550%
Moderately Aggressive Allocation  0.700% 0.675% 0.650% 0.625% 0.600%
Moderately Conservative Allocation 0.600% 0.575% 0.550% 0.525% 0.500%
Portfolio (M-Millions) $0 to $50M Over $50 to $100M
 Over $100 to
$250M  Over $250M
Low Volatility Equity 0.600% 0.600% 0.500% 0.500%
Multidimensional Income 0.550% 0.550%  0.500%  0.500%
Partner Emerging Markets   0.950% 0.950% 0.900%  0.850%
Partner Healthcare  0.900%  0.850% 0.800%   0.750%
Portfolio (M - Millions)
$0 to
$50M
Over $50
to $200M
Over
$200 to
$250M
Over
$250 to
$500M
Over
$500 to
$750M
Over
$750 to
$1,000M
Over
$1,000 to
$1,500M
Over
$1,500 to
$2,000M
Over
$2,000 to
$2,500M
Over
$2,500 to
$5,000M
Over
$5,000M
All Cap
0.550% 0.550% 0.550% 0.500% 0.500% 0.500% 0.500% 0.500% 0.500% 0.500% 0.500%
Balanced Income Plus
0.550% 0.550% 0.550% 0.550% 0.500% 0.500% 0.475% 0.475% 0.475% 0.450% 0.425%
Diversified Income Plus
0.400% 0.400% 0.400% 0.400% 0.400% 0.400% 0.400% 0.400% 0.400% 0.400% 0.400%
ESG Index
0.200% 0.200% 0.200% 0.200% 0.200% 0.200% 0.200% 0.150% 0.100% 0.100% 0.100%
Global Stock
0.650% 0.650% 0.650% 0.650% 0.575% 0.550% 0.475% 0.475% 0.475% 0.450% 0.425%
Government Bond
0.350% 0.350% 0.350% 0.300% 0.250% 0.250% 0.200% 0.150% 0.100% 0.100% 0.100%

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2022

Sub-Adviser Fees
— The following subadvisory fees are charged
as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Portfolio.
International Allocation Portfolio
The Adviser has entered into a subadvisory agreement with
Goldman Sachs Asset Management, L.P. ("GSAM") for the
performance of subadvisory services.  The fee payable for GSAM for managing the international small- and mid-cap equities portion is equal to 0.58% of the first $250 million of average daily net assets and 0.54% of average daily net assets in excess of $250 million.  International Allocation Fund (presented under a separate shareholder report) is included in determining breakpoints for the assets managed by GSAM.
Partner Emerging Markets Equity Portfolio
The Adviser has entered into a subadvisory agreement with
Aberdeen Asset Managers Limited (“Aberdeen”) for the performance of subadvisory services. The fee payable to Aberdeen is equal to
0.75% of the first $100 million of average daily net assets, 0.70%
of the next $150 million and 0.65% of average daily net assets over
$250 million.
Partner Healthcare Portfolio
The Adviser has entered into a subadvisory agreement with
BlackRock Investment Management, LLC. for the performance of subadvisory services.  The fee payable to BlackRock is equal to
0.50% of the first $50 million of average daily net assets, 0.475% of the next $200 million, 0.45% of the next $250 million and 0.425% of average daily net assets over $500 million.
Expense Reimbursements
— For the year ended December 31,
2022, contractual expense reimbursements, as a percentage of net assets, were in effect:
For the year ended December 31, 2022, contractual expense
reimbursements to limit expenses to the following percentages were in effect:
1
International Index removed the expense limit of 0.46% effective
4/30/2022.
2
Expense limit changed from 0.85% to 0.80% effective 1/1/2022.
Expense reimbursements are accrued daily and paid by Thrivent monthly. Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years, but may recoup amounts reimbursed or waived in prior months within the same fiscal year.
Each of the four Asset Allocation Portfolios paid a fee for investment advisory services. The Adviser has contractually agreed, for as long as the current fee structure is in place, and through at least April
30, 2023, to waive an amount equal to any investment advisory fees indirectly incurred by the Asset Allocation Portfolios as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash
Management Trust.  This contractual provision may be terminated upon the mutual agreement between the independent Directors of
Portfolio (M - Millions)
$0 to
$50M
Over $50
to $200M
Over
$200 to
$250M
Over
$250 to
$500M
Over
$500 to
$750M
Over
$750 to
$1,000M
Over
$1,000 to
$1,500M
Over
$1,500 to
$2,000M
Over
$2,000 to
$2,500M
Over
$2,500 to
$5,000M
Over
$5,000M
High Yield
0.400% 0.400% 0.400% 0.400% 0.400% 0.400% 0.400% 0.400% 0.400% 0.400% 0.400%
Income
0.400% 0.400% 0.400% 0.400% 0.400% 0.400% 0.400% 0.400% 0.400% 0.400% 0.400%
International Allocation
0.700% 0.700% 0.700% 0.650% 0.650% 0.650% 0.625% 0.600% 0.600% 0.600% 0.600%
International Index
0.200% 0.200% 0.200% 0.200% 0.200% 0.200% 0.200% 0.150% 0.100% 0.100% 0.100%
Large Cap Growth
0.400% 0.400% 0.400% 0.400% 0.400% 0.400% 0.400% 0.400% 0.400% 0.400% 0.400%
Large Cap Index
0.200% 0.200% 0.200% 0.200% 0.200% 0.200% 0.200% 0.150% 0.100% 0.100% 0.100%
Large Cap Value
0.600% 0.600% 0.600% 0.600% 0.600% 0.600% 0.600% 0.600% 0.600% 0.600% 0.600%
Limited Maturity Bond
0.400% 0.400% 0.400% 0.400% 0.400% 0.400% 0.400% 0.400% 0.400% 0.400% 0.400%
Mid Cap Growth
0.750% 0.750% 0.700% 0.700% 0.700% 0.700% 0.700% 0.700% 0.700% 0.700% 0.700%
Mid Cap Index
0.200% 0.200% 0.200% 0.200% 0.200% 0.200% 0.200% 0.150% 0.100% 0.100% 0.100%
Mid Cap Stock
0.700% 0.700% 0.650% 0.650% 0.650% 0.650% 0.600% 0.600% 0.600% 0.550% 0.525%
Mid Cap Value
0.750% 0.750% 0.700% 0.700% 0.700% 0.700% 0.700% 0.700% 0.700% 0.700% 0.700%
Money Market
0. 2 50% 0. 2 50% 0. 2 50% 0. 2 50% 0. 2 50% 0. 2 50% 0. 2 50% 0. 2 50% 0. 2 50% 0. 2 50% 0. 2 50%
Opportunity Income Plus
0.500% 0.500% 0.500% 0.500% 0.450% 0.450% 0.450% 0.450% 0.450% 0.450% 0.450%
Real Estate Securities
0.750% 0.750% 0.750% 0.750% 0.700% 0.700% 0.700% 0.700% 0.700% 0.700% 0.700%
Small Cap Growth
0.800% 0.800% 0.750% 0.750% 0.750% 0.750% 0.750% 0.750% 0.750% 0.750% 0.750%
Small Cap Index
0.200% 0.200% 0.200% 0.200% 0.200% 0.200% 0.200% 0.150% 0.100% 0.100% 0.100%
Small Cap Stock
0.700% 0.700% 0.650% 0.650% 0.650% 0.650% 0.600% 0.600% 0.600% 0.550% 0.525%
Portfolio
Expense
Reimbursement
Expiration
Date
Partner Healthcare 0.05% 4/30/2023
Portfolio
1
Expense
Limit
Expiration
Date
ESG Index 0.38% 4/30/2023
Low Volatility Equity 0.90% 4/30/2023
Mid Cap Growth 0.85% 4/30/2023
Mid Cap Value 0.90% 4/30/2023
Multidimensional Income
2
0.80% 4/30/2023
Partner Emerging Markets Equity 1.20% 4/30/2023
Small Cap Growth 0.94% 4/30/2023

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2022

the Portfolios and the Adviser. For the year ended December 31,
2022, the following expense reimbursements, as a percentage of net assets, were in effect:
Aggressive Allocation 0.16% 4/30/2023
 Moderate Allocation 0.18% 4/30/2023
Moderately Aggressive Allocation 0.22% 4/30/2023
Moderately Conservative Allocation 0.14% 4/30/2023
Subject to certain limitations, all Portfolios in the Fund except for Money Market Portfolio may invest cash in other Portfolios in the Fund, Thrivent Cash Management Trust, and Thrivent Core
Funds. These related-party transactions are subject to the same terms as non-related party transactions. To avoid duplicate
investment advisory fees, Thrivent reimburses an amount equal to any investment advisory fees indirectly incurred by the Portfolios as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than
Thrivent Cash Management Trust. There are no advisory fees for
Thrivent Core Funds, and therefore no reimbursement is made
related to an investment in these funds.
Other Expenses
— The Fund has entered into an accounting
and administrative services agreement with Thrivent to provide certain accounting and administrative personnel and services to the Portfolios. The Portfolios pay an annual fixed fee per portfolio plus a certain percentage of net assets to Thrivent.  These fees are accrued daily and paid monthly.  For the year ended December
31, 2022, Thrivent received aggregate fees for accounting and administrative personnel and services of $9,512,197 from the Fund.
The Fund has entered into an agreement with Thrivent Financial
Investor Services Inc. ("Thrivent Investor Services") to provide transfer agency and dividend payment services necessary to the
Portfolios.  The Portfolios pay an annual fixed fee per Portfolio.
These fees are accrued daily and paid monthly.  For the year ended
December 31, 2022, Thrivent Investor Services received $160,000 from the Fund for transfer agent services.
Each Director who is not affiliated with the Adviser receives an annual fee from the Fund for services as a Director and is eligible to participate in a deferred compensation plan with respect to fees received from the Portfolios. Participants in the plan may designate their deferred Director’s fees as if invested in a Portfolio of the Fund.
Thrivent Money Market Portfolio is not eligible for the deferral plan.
The value of each Director’s deferred compensation account will increase or decrease as if invested in shares of a particular Portfolio of Thrivent Series Fund. Each participant's fees as well as the change in value are included in Director’s fees in the Statement of
Operations. The deferred fees remain in the appropriate Portfolio of Thrivent Series Fund until distribution in accordance with the plan. The Payable for director deferred compensation, located in the Statement of Assets and Liabilities, is unsecured.
Those Directors not participating in the above plan
received $1,086,421 in fees from the Fund for the year ended
December 31, 2022. In addition, the Fund reimbursed independent
Directors for reasonable expenses incurred in relation to attendance at Board meetings and industry conferences.
Certain officers and non-independent directors of the Fund
are officers and directors of Thrivent, however, they receive no compensation from the Fund. Affiliated employees and board
consultants are reimbursed for reasonable expenses incurred in relation to board meeting attendance.
Acquired Fund Fees and Expenses
— Some Portfolios invest
in other open-ended funds. Fees and expenses of those underlying funds are not included in those Portfolios’ expense ratios reported in the Financial Highlights. The Portfolios indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.  The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Asset Allocation Portfolios as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash
Management Trust. There are no advisory fees for Thrivent Core
Funds, and therefore no reimbursement is made for investments in these Funds. This contractual provision may be terminated upon the mutual agreement between the independent Directors of the Fund and the Adviser.
Interfund Lending
— The Portfolios may participate in an interfund
lending program (the "Program") pursuant to an exemptive order issued by the SEC.  The Program permits the Portfolios to borrow cash for temporary purposes from Thrivent Core Short-Term Reserve
Fund.  Interest is charged to each participating Portfolio based on its borrowings at the average of the repo rate and bank loan rate, each as defined in the Program.  Each borrowing made under the
Program matures no later than seven calendar days after the date of the borrowing, and each borrowing must be securitized by a pledge of segregated collateral with a market value at least equal to 102%
of the outstanding principal value of the loan.  For the year ended
December 31, 2022, none of the Portfolios borrowed cash through the Program.
(4) TAX INFORMATION
Distributions are based on amounts calculated in accordance
with applicable federal income tax regulations, which may differ from GAAP. The differences between book-basis and tax-basis
distributable earnings are primarily attributable to the timing differences in recognizing certain gains and losses on investment transactions, such as wash sales, unrealized and realized activity related to derivatives, treatment of passive foreign investment companies, amortization of callable bonds, and related party transactions.  At the end of the fiscal year, reclassifications between net asset amounts are made for differences that are permanent
in nature.   These permanent differences primarily relate to tax
treatment of partnerships, corporate actions of equity securities, sales of passive foreign investment companies, foreign currency transactions and callable bonds.
Portfolio
Expense
Reimbursement
Expiration
Date

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2022

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:
At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
At December 31, 2022, the following Portfolios had accumulated capital loss carryovers as follows:
To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.
The tax character of distributions paid during the years ended December 31, 2022 and 2021 was as follows:
Portfolio
Distributable
earnings/
(accumulated
loss) Capital Stock
Aggressive Allocation $5,520 $(5,520)
Balanced Income Plus 1,063 (1,063)
Diversified Income Plus 966 (966)
Global Stock 204 (204)
Large Cap Value 1,776 (1,776)
Mid Cap Growth 210,651 (210,651)
Mid Cap Value 599 (599)
Moderate Allocation 6,917 (6,917)
Moderately Aggressive
Allocation 11,285 (11,285)
Moderately Conservative
Allocation 1,840 (1,840)
Multidimensional Income 5 (5)
Small Cap Growth 362,541 (362,541)
Small Cap Stock 37,086 (37,086)
Portfolio
Undistributed
Ordinary Income
#
Undistributed
Long-Term Capital
Gain
Aggressive Allocation $ 35,577,634 $ 31,616,638
All Cap 1,499,166 611,033
Balanced Income Plus 11,346,198 –
Diversified Income Plus 26,233,182 –
ESG Index 406,546 –
Global Stock 17,707,659 –
Government Bond 57,787 –
High Yield 460,995 –
Income 151,405 –
International Allocation 34,803,712 –
International Index 3,566,633 –
Large Cap Growth 4,472,468 233,235,020
Large Cap Index 21,025,333 8,129,225
Large Cap Value 55,955,793 116,525,830
Limited Maturity Bond 673,094 –
Low Volatility Equity 749,217 –
Mid Cap Index 8,031,933 20,821,653
Mid Cap Stock 9,131,297 106,452,590
Mid Cap Value 766,837 158,357
Moderate Allocation 237,881,861 3,941,388
Portfolio
Undistributed
Ordinary Income
#
Undistributed
Long-Term Capital
Gain
Moderately Aggressive
Allocation 164,671,446 112,947,340
Moderately Conservative
Allocation 124,490,393 –
Money Market 37,767 –
Multidimensional Income 2,641,802 –
Opportunity Income Plus 72,135 –
Partner Emerging Markets
Equity 2,033,309 –
Partner Healthcare 1,514,752 3,765,043
Real Estate Securities 3,365,634 5,250,609
Small Cap Index 11,143,230 24,692,206
Small Cap Stock 16,295,505 107,422,267
#
Undistributed ordinary income includes income derived from
short-term capital gains.
Portfolio
Capital Loss
Carryover
Balanced Income Plus $ 8,923,269
Diversified Income Plus 31,517,602
ESG Index 527,839
Global Stock 36,200,296
Government Bond 9,118,069
High Yield 85,844,774
Income 57,923,923
International Allocation 146,150,599
International Index 255,019
Limited Maturity Bond 4,855,633
Low Volatility Equity 782,455
Mid Cap Growth 6,651,033
Moderately Conservative
Allocation 50,736,295
Money Market 794
Multidimensional Income 1,878,800
Opportunity Income Plus 13,515,510
Partner Emerging Markets
Equity 503,814
Small Cap Growth 5,432,659
Ordinary Income
(a)
Long-Term Capital Gains
Portfolio 12/31/2022 12/31/2021 12/31/2022 12/31/2021
Aggressive Allocation $ 71,081,183 $ 26,460,404 $ 155,301,745 $ 65,194,312
All Cap 6,570,887 1,435,929 20,985,128 3,832,994
Balanced Income Plus 20,313,987 12,712,596 23,928,661 4,082,376
Diversified Income Plus 35,897,377 25,902,046 32,804,730 —
ESG Index 785,648 83,013 59,920 —
Global Stock 67,605,537 22,895,164 113,690,521 37,066,880
Government Bond 3,990,874 4,447,661 — 3,024,833
High Yield 41,450,069 42,209,481 — —
Income 50,105,582 81,044,342 43,143,514 28,720,414

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2022

(a) Ordinary income includes income derived from short-term capital gains, if any.
(5) SECURITY TRANSACTIONS
Purchases and Sales of Investment Securities
— For the year
ended December 31, 2022, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:
Purchases and Sales of U.S. Government Securities were:
Ordinary Income
(a)
Long-Term Capital Gains
Portfolio 12/31/2022 12/31/2021 12/31/2022 12/31/2021
International Allocation 95,425,995 30,943,549 79,671,838 —
International Index 4,235,056 872,534 181,743 470,955
Large Cap Growth 40,841,945 48,206,911 143,310,644 218,083,144
Large Cap Index 19,259,665 22,043,261 16,390,005 6,606,374
Large Cap Value 79,798,073 27,065,325 137,752,558 78,769,493
Limited Maturity Bond 20,493,304 17,693,214 373,482 —
Low Volatility Equity 669,111 779,344 3,147,384 —
Mid Cap Growth 301,530 178,864 94,318 —
Mid Cap Index 15,845,223 7,417,654 42,555,299 6,232,834
Mid Cap Stock 69,578,122 16,280,445 318,466,887 13 5,860,035
Mid Cap Value 108,357 648,996 24,752 156,879
Moderate Allocation 330,956,287 266,668,367 599,985,992 396,253,709
Moderately Aggressive Allocation 225,476,437 119,083,531 498,170,535 274,661,918
Moderately Conservative Allocation 142,643,913 145,429,834 187,161,686 129,205,122
Money Market 4,486,354 — — —
Multidimensional Income 1,477,210 1,043,136 117,359 —
Opportunity Income Plus 8,239,622 7,058,482 — —
Partner Emerging Markets Equity 1,566,407 178,760 — —
Partner Healthcare 4,165,905 4,645,068 27,209,926 11,235,964
Real Estate Securities 2,162,364 2,737,866 4,133,488 —
Small Cap Growth 2,611,759 1,675,020 4,154,576 718,058
Small Cap Index 19,939,196 7,612,150 53,456,283 5,734,781
Small Cap Stock 53,030,293 7,092,799 104,077,825 26,814,511
In thousands
Portfolio Purchases
Sales/
Paydowns
Aggressive Allocation $ 636,914 $ 618,268
All Cap 65,075 65,438
Balanced Income Plus 146,379 175,309
Diversified Income Plus 210,518 257,134
ESG Index 26,614 17,098
Global Stock 719,109 719,776
Government Bond 1,554 12,101
High Yield 338,696 370,663
Income 350,669 532,714
International Allocation 1,342,237 1,300,000
International Index 16,583 4,594
Large Cap Growth 1,289,750 1,420,760
Large Cap Index 36,306 47,002
Large Cap Value 617,504 497,985
Limited Maturity Bond 154,470 280,564
Low Volatility Equity 46,219 41,794
Mid Cap Growth 32,705 17,813
Mid Cap Index 76,627 85,909
Mid Cap Stock 642,671 745,243
Mid Cap Value 36,941 12,260
Moderate Allocation 2,868,344 3,214,532
Moderately Aggressive Allocation 1,994,936 1,947,576
Moderately Conservative Allocation 1,040,654 1,401,106
Multidimensional Income 26,536 20,296
Opportunity Income Plus 72,276 82,464
In thousands
Portfolio Purchases
Sales/
Paydowns
Partner Emerging Markets Equity 23,041 27,183
Partner Healthcare 104,362 115,763
Real Estate Securities 24,916 30,242
Small Cap Growth 53,153 41,289
Small Cap Index 404,951 237,505
Small Cap Stock 402,826 378,769
In thousands
Portfolio Purchases
Sales/
Paydowns
Aggressive Allocation $ 244,748 $ 240,545
Balanced Income Plus 648,931 645,310
Diversified Income Plus 1,735,273 1,738,579
Government Bond 550,187 552,415
Income 87,760 82,891
Limited Maturity Bond 162,103 170,504
Moderate Allocation 4,903,614 5,135,207
Moderately Aggressive Allocation 1,701,773 1,837,095
Moderately Conservative Allocation 4,637,012 4,694,572
Multidimensional Income 18,751 12,955
Opportunity Income Plus 248,153 256,375

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2022

Investments in Restricted Securities
— Certain Portfolios may
own restricted securities which were purchased in private placement transactions without registration under the Securities Act of 1933.
Unless such securities subsequently become registered, they
generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of December 31, 2022, the following Portfolios held restricted securities:
The Portfolios have no right to require registration of unregistered securities.
(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
The Portfolios are permitted to purchase or sell securities from or to certain other Portfolios, or affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Portfolio from or to another Portfolio or fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers complies with Rule 17a-7 of the 1940 Act.  Further, as defined under the procedures, each transaction is executed at the current market price.
During the year ended December 31, 2022, the following Portfolios engaged in purchase transactions pursuant to Rule 17a-7 of the
1940 Act.  These transactions were in excess of 0.045% of each portfolio's net assets:
During the year ended December 31, 2022, the following
Portfolios engaged in sale transactions pursuant to Rule 17a-7 of the 1940 Act.  These transactions were in excess of 0.045% of each portfolio's net assets:
(7) SHARES OF BENEFICIAL INTEREST
The shares of each Portfolio have equal rights and privileges with all shares of that Portfolio. Shares in the Fund are currently sold, without sales charges, to separate accounts of Thrivent, which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent, separate accounts of other insurance companies not affiliated with Thrivent, and other Portfolios.
As of December 31, 2022, authorized capital stock consists of ten billion shares as follows:
(8) PAYMENTS BY AFFILIATES
During the year ended December 31, 2022, the Adviser reimbursed
Low Volatility Equity Portfolio for a trade error.  The reimbursement resulted in a total return of (10.67)%.  Excluding this reimbursement, the total return would have been (10.71)%.  The Adviser also reimbursed Money Market Portfolio for a trade error.  There was no impact to the total return for Money Market Portfolio.
Portfolio
Number of
Securities
Percent of Portfolio's
Net Assets
Balanced Income Plus 3 0.07%
Diversified Income Plus 2 0.09%
High Yield 3 0.21%
Income 2 0.24%
International Allocation 1 0.00%
Limited Maturity Bond 3 0.31%
Moderate Allocation 2 0.01%
Moderately Aggressive
Allocation 2 0.01%
Moderately Conservative
Allocation 2 0.02%
Multidimensional Income 2 0.18%
Opportunity Income Plus 3 0.17%
Portfolio Purchase Amount
Aggressive Allocation $883,600
Balanced Income Plus 2,249,675
Diversified Income Plus 1,981,519
Large Cap Index  4,044,299
Mid Cap Index 17,166,443
Small Cap Index 6,046,169
Small Cap Stock 94,122,014
Portfolio Sales Proceeds
Realized
Gain/(Loss)
Aggressive Allocation $42,922,946 $7,529,888
Balanced Income Plus                 3,981,443 (327,473)
Mid Cap Index 10,090,468 (1,688,899)
Mid Cap Stock 100,124,652 25,345,832
Moderate Allocation 69,948,221 12,919,449
Moderately Aggressive
Allocation 87,317,228 13,699,390
Moderately Conservative
Allocation 16,921,130 3,677,833
Small Cap Index 17,004,989 11,850,484
Portfolio Shares Authorized Par Value
Aggressive Allocation 300,000,000 $ 0.01
All Cap 100,000,000 0.01
Balanced Income Plus 200,000,000 0.01
Diversified Income Plus 300,000,000 0.01
ESG Index 100,000,000 0.01
Global Stock 300,000,000 0.01
Government Bond 100,000,000 0.01
High Yield 500,000,000 0.01
Income 500,000,000 0.01
International Allocation 500,000,000 0.01
International Index 100,000,000 0.01
Large Cap Growth 300,000,000 0.01
Large Cap Index 100,000,000 0.01
Large Cap Value 300,000,000 0.01
Limited Maturity Bond 300,000,000 0.01
Low Volatility Equity 100,000,000 0.01
Mid Cap Growth 100,000,000 0.01
Mid Cap Index 100,000,000 0.01
Mid Cap Stock 300,000,000 0.01
Mid Cap Value 100,000,000 0.01
Moderate Allocation 1,500,000,000 0.01
Moderately Aggressive Allocation 1,000,000,000 0.01
Moderately Conservative Allocation 900,000,000 0.01
Money Market 1,000,000,000 0.01
Multidimensional Income 100,000,000 0.01
Opportunity Income Plus 100,000,000 0.01
Partner Emerging Markets Equity 100,000,000 0.01
Partner Healthcare 100,000,000 0.01
Real Estate Securities 100,000,000 0.01
Small Cap Growth 100,000,000 0.01
Small Cap Index 100,000,000 0.01
Small Cap Stock 200,000,000 0.01

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2022

(9) SUBSEQUENT EVENTS
The Adviser of the Portfolios has evaluated the impact of
subsequent events through the issuance date of the financial statements, and, except as already included in the Notes to Financial
Statements, has determined that no items require disclosure.
(10) MARKET RISK
Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline.  The value of a Portfolio's investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio's benchmark index(es).  The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including the spread of infectious illness, public health threats, war, terrorism, natural disasters or similar events.  As of December 31, 2022, the following Portfolios had portfolio concentration greater than 25% in certain market sectors.
(11) SIGNIFICANT RISKS
Investing in the Portfolios involves risks.  The following is an alphabetical list of significant risks in investing in the Funds.  The risks applicable to each Fund are listed in the Portfolio Perspectives section above.
Allocation Risk
— The Portfolio’s investment performance
depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories.
Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Therefore, a principal risk of investing in the
Portfolio is that the allocation strategies used and the allocation decisions made will not produce the desired results.
China Risk
— There are special risks associated with investments
in China, Hong Kong and Taiwan (including Chinese issuers listed on Chinese and U.S. securities exchanges), such as risks relating to liquidity constraints, expropriation, nationalization, confiscatory taxation and exchange control regulations or currency blockage.
Rapid fluctuations in currency exchange rates, inflation and/or interest rates may negatively affect the economy and securities markets of China. In addition, there may be significant obstacles to obtaining information necessary to conduct investigations into or pursue litigation against companies located in or operating substantially in China, and shareholders may have limited legal remedies with respect to such investments. A reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers (or the threat thereof), including as a result of trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy and negatively impact the Portfolio’s performance.
Closed-End Fund (“CEF”) Risk
— Investments in CEFs are
subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s
portfolio; fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the
CEF owns (i.e., trading at a discount or premium to its net asset value); and that CEFs are permitted to invest in a greater amount of
“illiquid” securities than typical mutual funds. The Portfolio is subject to a pro-rata share of the management fees and expenses of each
CEF in addition to the Portfolio’s management fees and expenses, resulting in Portfolio shareholders subject to higher expenses than if they invested directly in CEFs.
Collateralized Debt Obligations Risk
— The risks of an
investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Portfolio invests. In addition to the typical risks associated with fixed income securities and asset-backed securities, CDOs carry additional risks including, but not limited to:
(i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default, decline in value, and/or be downgraded; (iii)
the Portfolio may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Portfolio could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii)
the CDO’s manager may perform poorly.
Conflicts of Interest Risk
— An investment in the Portfolio will
be subject to a number of actual or potential conflicts of interest.
For example, the Adviser or its affiliates may provide services to the Portfolio for which the Portfolio would compensate the Adviser and/or such affiliates. The Portfolio may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser, including other Portfolios. The Adviser may have an incentive (financial or otherwise) to enter into transactions or arrangements on behalf of the Portfolio with itself or its affiliates in circumstances where it might not have done so otherwise.
The Adviser or its affiliates manage other investment funds and/
or accounts (including proprietary accounts) and have other clients with investment objectives and strategies that are similar to, or
Portfolio Sector
% Total
Net
Assets
Government Bond Mortgage-Backed Securities 29.2%
Government Bond U.S. Govt. & Agencies 35.9%
ESG Index Information Technology 28.6%
Income Financials 36.4%
Large Cap Growth Information Technology 32.5%
Large Cap Index Information Technology 25.5%
Limited Maturity Bond Financials 29.6%
Multidimensional Income Financials 25.3%
Real Estate Securities Specialized REITs 31.7%

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2022

overlap with, the investment objective and strategy of the Portfolio, creating conflicts of interest in investment and allocation decisions regarding the allocation of investments that could be appropriate for the Portfolio and other clients of the Adviser or their affiliates.
Convertible Securities Risk
— Convertible securities are
subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Portfolio may also be forced to convert a convertible security at an inopportune time, which may decrease the Portfolio’s return.
Credit Risk
— Credit risk is the risk that an issuer of a debt security
to which the Portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Portfolio.
Cybersecurity Risk
— The Portfolios and their service providers
may be susceptible to operational, information security, privacy, fraud, business disruption, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events.
Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems to misappropriate assets or sensitive information, corrupt data, or otherwise disrupt operations. Cyber incidents affecting the Adviser, a Subadviser, or other service providers (including, but not limited to, fund accountants,
custodians, transfer agents, and financial intermediaries) have the ability to disrupt and impact business operations, potentially resulting in financial losses, by interfering with the Portfolios’
ability to calculate their NAV, corrupting data or preventing parties from sharing information necessary for the Portfolios’ operation, preventing or slowing trades, stopping shareholders from making transactions, potentially subjecting the Portfolios or the Adviser to regulatory fines and penalties, and creating additional compliance costs. Similar types of cyber security risks are also present for issuers or securities in which the Portfolios may invest, which could result in material adverse consequences for such issuers and may cause the Portfolios’ investments in such companies to lose value.
While the Portfolios’ service providers have established business continuity plans in the event of such cyber incidents, there are inherent limitations in such plans and systems. Additionally, the
Portfolios cannot control the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Portfolios or their shareholders. Although each Portfolio attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Portfolio or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in a
Portfolio’s shares may be adversely affected by the occurrence of the operational errors or failures or technological issues or other similar events and a Portfolio and its shareholders may bear costs tied to these risks.
Derivatives Risk
— The use of derivatives (such as futures,
options, credit default swaps, and total return swaps) involves additional risks and transaction costs which could leave a Portfolio in a worse position than if it had not used these instruments.
Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and a Portfolio could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.
Some derivatives may give rise to a form of economic leverage and may expose the Portfolio to greater risk and increase its costs. Such leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Increases and decreases in the value of the Portfolio’s portfolio will be magnified when the Portfolio uses leverage.
Futures contracts, options on futures contracts, forward contracts, and options on derivatives can allow the Portfolio to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged.
The success of a Portfolio’s derivatives strategies will depend on the Adviser’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or
rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Swap agreements may involve fees, commissions or other costs that may reduce a Portfolio’s gains from a swap agreement or may cause a Portfolio to lose money. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a Portfolio to close out a position when desired.
Emerging Markets Risk
— The risks and volatility of investing
in foreign securities is increased in connection with investments in emerging markets. The economic, political and market structures of developing countries in emerging markets, in most cases, are not as strong as the structures in the U.S. or other developed countries in terms of wealth, stability, liquidity and transparency. A Portfolio may not achieve its investment objective and portfolio performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in, or with revenue exposures to, countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies, and the risks of such events are heightened within emerging market countries. Portfolio performance may also be negatively affected by portfolio exposure to countries and corporations domiciled in, or with revenue exposures to, countries with less developed or unreliable legal, tax, regulatory, accounting, recordkeeping and corporate governance systems
and standards. In particular, there may be less publicly available and transparent information about issuers in emerging markets than would be available about issuers in more developed capital markets because such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Emerging markets may also have differing legal systems, many of which provide fewer

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2022

security holder rights and practical remedies to pursue claims than are available for securities of companies in the U.S. or other developed countries, including class actions or fraud claims.
Significant buying or selling actions by a few major investors may also heighten the volatility of emerging market securities.
Equity Security Risk
— Equity securities held by the Portfolio may
decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, geographic region, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one particular country or geographic region or one or more related sectors or industries, which would make the Portfolio more vulnerable to adverse developments affecting such countries, geographic regions, sectors or industries. Equity securities are generally more volatile than most debt securities.
ESG (Environmental, Social, & Governance) Investment
Strategy Risk
— The Portfolio’s ESG investment strategy limits
the types and number of investment opportunities available to the
Portfolio and, as a result, the Portfolio may underperform other funds that do not have an ESG focus. The Portfolio’s ESG investment strategy may result in the Portfolio investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards. In addition, the Index
Provider may be unsuccessful in creating an index composed of companies that exhibit positive ESG characteristics.
ETF Risk
— An ETF is subject to the risks of the underlying
investments that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) that do not apply to an index, and the Portfolio will indirectly bear its proportionate share of any such fees and expenses paid by the
ETFs in which it invests. Because ETFs trade on an exchange, there is a risk that an ETF will trade at a discount to net asset value or that investors will fail to bring the trading price in line with the underlying shares (known as the arbitrage mechanism). There is the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities.
Financial Sector Risk
— To the extent that the financials sector
continues to represent a significant portion of the Portfolio, the
Portfolio will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector.
Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades,
changes in interest rates, and decreased liquidity in credit markets.
The impact of more stringent capital requirements, recent or future regulation of any individual financial company or recent or future regulation of the financials sector as a whole cannot be predicted.
In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
Foreign Currency Risk
— The value of a foreign currency may
decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Portfolio does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
Foreign Securities Risk
— Foreign securities generally carry
more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. Certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, market closures, war, terrorism, natural disasters and outbreak of infectious diseases. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the
Portfolio’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid.
Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Futures Contract Risk
— The value of a futures contract tends to
increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts. In addition, the value of the futures contract may not accurately track the value of the underlying instrument.
Global Indexing Strategy/Index Tracking Risk
— The Portfolio
is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. The structure and composition of the Index will affect the performance, volatility, and risk of the
Index and, consequently, the performance, volatility, and risk of the
Portfolio. The securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. Less stringent

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2022

regulatory, accounting, auditing, and disclosure requirements for issuers and markets are more common in certain foreign
countries and may make the data upon which the Index is based unreliable or stale. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Portfolio’s return may not match the return of the Index. The Portfolio incurs a number of operating expenses not applicable to the Index and incurs costs in buying and selling securities. In addition, the Portfolio may not be fully invested at times, generally as a result of cash flows into or out of the Portfolio or reserves of cash held by the Portfolio to meet redemptions. The
Adviser may attempt to replicate the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Portfolio’s return and that of the Index.
Government Securities Risk
— The Portfolio invests in securities
issued or guaranteed by the U.S. government or its agencies
and instrumentalities (such as Federal Home Loan Bank, Ginnie
Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Federal Home Loan Banks, Ginnie Mae, Fannie Mae
or Freddie Mac are not issued directly by the U.S. government.
Ginnie Mae is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-
related organizations such as Federal Home Loan Banks, Fannie
Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S.
government would provide financial support to its agencies and instrumentalities if not required to do so by law. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government, which may be negatively impacted by rising levels of indebtedness. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Growth Investing Risk
— Growth style investing includes the risk
of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
Health Crisis Risk
— The global pandemic outbreak of the novel
coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption. The ongoing COVID-19 outbreak and future pandemics could affect the global economy and markets in ways that cannot be foreseen and may exacerbate other types of risks. The full impact of the COVID-19 pandemic and future pandemics cannot accurately be predicted and may
negatively impact the value of the Portfolio’s investments.
Healthcare Industry Risk
— As a sector fund that invests primarily
in the healthcare industry, the Portfolio is subject to the risk that the companies in that industry are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting their market segment. Due to the rapid pace of technological development, there is the risk that the products and services developed by these companies may become rapidly obsolete or have relatively short product cycles. There is also the risk that the products and services offered by these companies will not meet expectations or even reach the marketplace.
High Yield Risk
— High yield securities – commonly known as
“junk bonds” – to which the Portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Portfolio may be negatively affected. High yield securities generally have a less liquid resale market.
Indexing Strategy/Index Tracking Risk
— The Portfolio is
managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. The structure and composition of the Index will affect the performance, volatility, and risk of the
Index and, consequently, the performance, volatility, and risk of the
Portfolio. While the Adviser seeks to track the performance of the
Index (i.e., achieve a high degree of correlation with the Index), the
Portfolio’s return may not match the return of the Index. The Portfolio incurs a number of operating expenses not applicable to the Index and incurs costs in buying and selling securities. In addition, the
Portfolio may not be fully invested at times, generally as a result of cash flows into or out of the Portfolio or reserves of cash held by the
Portfolio to meet redemptions. The Adviser may attempt to replicate the Index return by investing in fewer than all of the securities in the
Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Portfolio’s return and that of the Index.
Inflation-Linked Security Risk
— Inflation-linked debt securities,
such as TIPS, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Portfolio will not receive the principal until maturity.
There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Portfolio’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the Consumer Price Index for
All Urban Consumers (CPI-U) or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2022

to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.
Interest Rate Risk
— Interest rate risk is the risk that prices of
debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes in general economic conditions, inflation, and monetary policies, such as certain types of interest rate changes by the Federal Reserve could affect interest rates and the value of some securities. During periods of low interest rates or when inflation rates are high or rising, the Portfolio may be subject to a greater risk of rising interest rates.
Investing-in-Funds Risk
— Each of the Thrivent Aggressive
Allocation Portfolio, Thrivent Moderate Allocation Portfolio, Thrivent
Moderately Aggressive Allocation Portfolio and Thrivent Moderately
Conservative Allocation Portfolio (each, a “Thrivent Asset Allocation
Portfolio”) allocate their assets among certain other funds managed by the Adviser or an affiliate (“Affiliated Funds”). From time to time, one or more of the Affiliated Funds may experience relatively large investments or redemptions due to reallocations or rebalancings by the Thrivent Asset Allocation Portfolios or other investors.
These transactions may affect the Affiliated Funds since Affiliated
Funds that experience redemptions as a result of reallocations or rebalancings may have to sell Portfolio securities and since Affiliated
Funds that receive additional cash will have to invest such cash.
These effects may be particularly important when one or more of the
Thrivent Asset Allocation Portfolios owns a substantial portion of any
Affiliated Fund. While it is impossible to predict the overall impact of these transactions over time, the performance of an Affiliated Fund may be adversely affected if the Affiliated Fund is required to sell securities or invest cash at inopportune times. These transactions could also increase transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. Because the Thrivent Asset Allocation Portfolios may own substantial portions of some Affiliated Funds, a redemption or reallocation by a Thrivent
Asset Allocation Portfolio away from an Affiliated Fund could cause the Affiliated Fund’s expenses to increase.
Investment Adviser Risk
— The Portfolio is actively managed
and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. The assessment of potential Portfolio investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Issuer Risk
— Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Large Cap Risk
— Large-sized companies may be unable to
respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Large Shareholder Risk
— From time to time, shareholders
of a Portfolio (which may include institutional investors, financial intermediaries, or affiliated Portfolios) may make relatively large redemptions or purchases of shares. These transactions may cause a Portfolio to sell securities at disadvantageous prices or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Portfolio’s performance to the extent that a
Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or have adverse tax consequences for shareholders of the Portfolio by requiring a sale of portfolio securities. In addition, a large redemption could result in a Portfolio's current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio's expense ratio.
Leveraged Loan Risk
— Leveraged loans (also known as
bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Portfolio to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. Also, some leveraged loans are known as “covenant lite” loans, which have contractual provisions that are more favorable to borrowers and provide less protection for lenders such as the Portfolio. As a result, the Portfolio could experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant lite loans than its holdings of loans with financial maintenance covenants, which may result in losses.
In the event of fraud or misrepresentation, the Portfolio may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
LIBOR Risk
— The Portfolio may be exposed to financial instruments
that are tied to LIBOR (London Interbank Offered Rate) to determine payment obligations, financing terms or investment value. Such financial instruments may include bank loans, derivatives, floating rate securities, certain asset backed securities, and other assets or liabilities tied to LIBOR. In 2017, the head of the U.K. Financial
Conduct Authority announced a desire to phase out the use of
LIBOR by the end of 2021. As a result, market participants have begun transitioning away from LIBOR, but certain obstacles remain with regard to converting certain securities and transactions to a

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2022

new benchmark or benchmarks. Although many LIBOR rates were
phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until
June 2023 in order to assist with the transition. On December 16,
2022, the Federal Reserve Board adopted a rule that would replace
LIBOR in certain financial contracts using benchmark rates based on the Secured Overnight Financing Rate (SOFR) after June 30,
2023. Various financial industry groups have been planning for the transition away from LIBOR, but there remains uncertainty regarding potential effects of the transition away from LIBOR on the Portfolio or its investments. Any additional regulatory or market changes that occur as a result of the transition away from LIBOR and the adoption of alternative reference rates may have an adverse impact on the value of the Portfolio's investments, performance or financial condition, and might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates.
Liquidity Risk
— Liquidity is the ability to sell a security relatively
quickly for a price that most closely reflects the actual value of the security. To the extent that dealers do not maintain inventories of bonds that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk
— Over time, securities markets generally tend to
move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the
Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including the spread of infectious illness such as the outbreak of COVID-19, public health crises, war, terrorism, natural disasters or similar events.
Mid Cap Risk
— Medium-sized companies often have greater
price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have
smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Money Market Fund Risk
— You could lose money by investing
in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do
so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.
Mortgage-Backed and Other Asset-Backed Securities Risk
— The value of mortgage-backed and asset-backed securities
will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-
related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-
backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise.
This effect may cause the value of the Portfolio to decline and reduce the overall return of the Portfolio. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.
Multi-Manager Risk
— The investment style employed by the
subadviser may not be complementary to that of the Adviser.
The interplay of the strategy employed by the subadviser and the
Adviser may result in the Portfolio indirectly holding positions in certain types of securities, industries or sectors. These positions may be detrimental to a Portfolio’s performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a Portfolio’s realization of capital gains.
Non-Diversified Risk
— The Portfolio is not “diversified” within
the meaning of the 1940 Act. That means the Portfolio may invest a greater percentage of its assets in the securities of any single issuer compared to other funds. A non-diversified portfolio is generally more susceptible than a diversified portfolio to the risk that events or developments affecting a particular issuer or industry will significantly affect the Portfolio’s performance.
Other Funds Risk
— Because the Portfolio invests in other funds,
the performance of the Portfolio is dependent, in part, upon the performance of other funds in which the Portfolio may invest. As a result, the Portfolio is subject to the same risks as those faced by the other funds. In addition, other funds may be subject to additional fees and expenses that will be borne by the Portfolio.
Portfolio Turnover Rate Risk
— The Portfolio may engage in
active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover
(100% or more) involves correspondingly greater expenses which are borne by the Portfolio and its shareholders and may also result in short-term capital gains taxable to shareholders.

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2022

Preferred Securities Risk
— There are certain additional risks
associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer;
preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S.
Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.
Prepayment Risk
— When interest rates fall, certain obligations
will be paid off by the obligor more quickly than originally anticipated, and a Portfolio may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation)
as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment generally reduces the yield to maturity and the average life of the security.
Quantitative Investing Risk
— Securities selected according to
a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions relating to these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Portfolio’s portfolio. Among other risks, results generated by such models may be impaired by errors in human judgment, data imprecision, software or other technology systems malfunctions, or programming flaws. Such
models may not perform as expected or may underperform in
periods of market volatility.
Real Estate Industry Risk
— To the extent the Portfolio allocates
assets to companies in the real estate business, the Portfolio is subject to real estate industry risk. Declines in real estate values, changes in interest rates or economic downturns can have a
significant negative effect on companies in the real estate industry.
Other adverse changes could include, but are not limited to, extended vacancies of properties, increased competition, overbuilding and changes in zoning law and government regulations.
Real Estate Investment Trust (“REIT”) Risk
— REITs generally
can be divided into three types: equity REITs, mortgage REITs, and hybrid REITs (which combine the characteristics of equity REITs and mortgage REITs). Equity REITs will be affected by changes in the values of, and income from, the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All REIT types may be affected by changes in interest rates. The effect of rising interest rates is generally more pronounced for high dividend paying stock than for stocks that pay little or no dividends. This may cause the value of real estate securities to decline during periods of rising interest rates, which would reduce the overall return of the Portfolio. REITs are subject to additional risks, including the fact that they are dependent on specialized management skills that may affect the REITs’ abilities to generate cash flows for operating purposes and for making investor distributions. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. As with any investment, there is a risk that REIT securities and other real estate industry investments may be overvalued at the time of purchase. In addition, a REIT can pass its income through to its investors without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk, however, that a REIT held by the Portfolio will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through the Portfolio, in addition to bearing a proportionate share of the expenses of the Portfolio, you will also indirectly bear similar expenses of the REITs in which the Portfolio invests.
Redemption Risk
— The Portfolio may need to sell portfolio
securities to meet redemption requests. The Portfolio could
experience a loss when selling portfolio securities to meet
redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Portfolio shares,
(ii) a disruption in the normal operation of the markets in which the
Portfolio buys and sells portfolio securities or (iii) the inability of the Portfolio to sell portfolio securities because such securities are illiquid. In such events, the Portfolio could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders.
Regulatory Risk
— Legal, tax, and regulatory developments
may adversely affect the Portfolios. Securities and futures
markets are subject to comprehensive statutes, regulations, and margin requirements enforced by the SEC, other regulators and self-regulatory organizations, and exchanges, which are authorized to take extraordinary actions in the event of market emergencies. The regulatory environment for the Portfolios is evolving, and changes in the regulation of investment funds, managers, and their trading activities and capital markets, or a regulator’s disagreement with the Portfolios’ interpretation of the application of certain regulations, may adversely affect the ability of a Portfolio to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Portfolio.
Repurchase Agreement Risk
— If the seller of a repurchase
agreement defaults or is otherwise unable to fulfill its obligations, the Portfolio may incur losses as a result of selling the underlying securities, enforcing its rights, or a decline in the value of collateral.

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2022

Sector Risk
— Companies with similar characteristics may be
grouped together in broad categories called sectors. From time to time, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors than others, its performance may be more susceptible to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Small Cap Risk
— Smaller, less seasoned companies often have
greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns.
Sovereign Debt Risk
— Sovereign debt securities are issued or
guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International
Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Technology-Oriented Companies Risk
— Common stocks
of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or
operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people.
Value Investing Risk
— Value style investing includes the risk
that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.

Thrivent Series Fund, Inc.
Financial Highlights
The accompanying Notes to Financial Statements are an integral part of this statement.

Per Share Outstanding Throughout Each Period *
Income From Investment Operations
Less Distributions
From
Net Asset
Value,
Beginning of
Period
Net Investment
Income/(Loss)
Net Realized
and Unrealized
Gain/(Loss) on
Investments
(a)
Total from
Investment
Operations
Net
Investment
Income
Net Realized
Gain on
Investments
AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2022 $ 21.60 $ 0.17 $ (4.05) $ (3.88) $ (0.15) $ (2.12)
Year Ended 12/31/2021 18.84 0.11 3.62 3.73 (0.17) (0.80)
Year Ended 12/31/2020 17.49 0.15 2.53 2.68 (0.20) (1.13)
Year Ended 12/31/2019 15.18 0.19 3.53 3.72 (0.23) (1.18)
Year Ended 12/31/2018 17.51 0.18 (1.19) (1.01) (0.12) (1.20)
ALL CAP PORTFOLIO
Year Ended 12/31/2022 19.82 0.14 (3.76) (3.62) (0.10) (2.99)
Year Ended 12/31/2021 16.51 0.10 3.81 3.91 (0.07) (0.53)
Year Ended 12/31/2020 16.45 0.09 2.97 3.06 (0.12) (2.88)
Year Ended 12/31/2019 13.24 0.13 3.81 3.94 (0.10) (0.63)
Year Ended 12/31/2018 15.54 0.10 (1.54) (1.44) (0.08) (0.78)
BALANCED INCOME PLUS PORTFOLIO
Year Ended 12/31/2022 17.28 0.39 (2.76) (2.37) (0.32) (1.23)
Year Ended 12/31/2021 15.91 0.32 1.63 1.95 (0.39) (0.19)
Year Ended 12/31/2020 15.11 0.39 0.91 1.30 (0.42) (0.08)
Year Ended 12/31/2019 14.07 0.40 1.93 2.33 (0.45) (0.84)
Year Ended 12/31/2018 15.37 0.43 (1.15) (0.72) (0.38) (0.20)
DIVERSIFIED INCOME PLUS PORTFOLIO
Year Ended 12/31/2022 8.88 0.27 (1.36) (1.09) (0.24) (0.49)
Year Ended 12/31/2021 8.56 0.22 0.37 0.59 (0.27) 0.00
Year Ended 12/31/2020 8.31 0.25 0.33 0.58 (0.28) (0.05)
Year Ended 12/31/2019 7.76 0.26 0.79 1.05 (0.30) (0.20)
Year Ended 12/31/2018 8.23 0.28 (0.50) (0.22) (0.25) –
ESG INDEX PORTFOLIO
Year Ended 12/31/2022 16.53 0.13 (3.72) (3.59) (0.08) (0.26)
Year Ended 12/31/2021 12.70 0.09 3.80 3.89 – (0.06)
Year Ended 12/31/2020
(d)
10.00 0.09 2.86 2.95 (0.09) (0.16)
GLOBAL STOCK PORTFOLIO
Year Ended 12/31/2022 16.39 0.18 (3.29) (3.11) (0.15) (1.74)
Year Ended 12/31/2021 14.15 0.13 2.76 2.89 (0.14) (0.51)
Year Ended 12/31/2020 13.98 0.13 1.64 1.77 (0.23) (1.37)
Year Ended 12/31/2019 12.26 0.22 2.51 2.73 (0.20) (0.81)
Year Ended 12/31/2018 14.37 0.21 (1.29) (1.08) (0.18) (0.85)
GOVERNMENT BOND PORTFOLIO
Year Ended 12/31/2022 11.15 0.22 (1.38) (1.16) (0.22) –
Year Ended 12/31/2021 11.71 0.15 (0.32) (0.17) (0.15) (0.24)
Year Ended 12/31/2020 11.09 0.17 0.62 0.79 (0.17) –
Year Ended 12/31/2019 10.71 0.24 0.38 0.62 (0.24) –
Year Ended 12/31/2018 10.95 0.26 (0.24) 0.02 (0.26) –
(a)
The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)
Total return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts.
Those charges and expenses reduce the return received by contract holders as compared to the return presented.
(c)
Portfolio turnover rate may include mortgage dollar roll purchase and sale transactions which may increase portfolio turnover rates.  Additional information can be found in the accompanying Notes to Financial Statements.
(d)
Since inception, April 29, 2020.
*
All per share amounts have been rounded to the nearest cent.
**
Computed on an annualized basis for periods less than one year.

Thrivent Series Fund, Inc.
Financial Highlights – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

Ratios/Supplemental Data
Ratio to Average Net
Assets**
Ratio to Average Net
Assets Before Expenses
Waived, Credited or
Acquired Fund Fees and
Expenses**
Total
Distributions
Net Asset Value,
End of Period Total Return
(b)
Net Assets,
End of Period
(in millions) Expenses
Net
Investment
Income/
(Loss) Expenses
Net Investment
Income/(Loss)
*
**
Portfolio
Turnover
Rate
(c)
$ (2.27) $ 15.45 (17.92)% $ 1,769.1 0.57% 1.05% 0.73% 0.88% 52%
(0.97) 21.60 20.20% 2,144.1 0.57% 0.58% 0.73% 0.41% 52%
(1.33) 18.84 17.14% 1,771.1 0.58% 0.94% 0.74% 0.78% 60%
(1.41) 17.49 25.34% 1,553.6 0.57% 1.18% 0.74% 1.01% 60%
(1.32) 15.18 (6.46)% 1,258.3 0.55% 1.09% 0.74% 0.90% 58%
(3.09) 13.11 (18.21)% 142.9 0.66% 0.99% 0.66% 0.99% 44%
(0.60) 19.82 24.11% 177.7 0.65% 0.53% 0.65% 0.53% 62%
(3.00) 16.51 23.17% 141.1 0.68% 0.61% 0.68% 0.61% 59%
(0.73) 16.45 30.27% 120.7 0.74% 0.81% 0.74% 0.81% 128%
(0.86) 13.24 (9.89)% 96.9 0.79% 0.67% 0.79% 0.67% 53%
(1.55) 13.36 (13.77)% 405.0 0.63% 2.57% 0.63% 2.57% 191%
(0.58) 17.28 12.44% 507.1 0.62% 1.93% 0.62% 1.93% 165%
(0.50) 15.91 9.11% 454.6 0.65% 2.55% 0.65% 2.55% 97%
(1.29) 15.11 17.11% 445.2 0.64% 2.77% 0.64% 2.77% 109%
(0.58) 14.07 (4.87)% 385.9 0.64% 2.89% 0.64% 2.89% 147%
(0.73) 7.06 (12.38)% 689.6 0.46% 3.31% 0.46% 3.31% 263%
(0.27) 8.88 6.87% 877.3 0.45% 2.53% 0.45% 2.53% 269%
(0.33) 8.56 7.37% 839.3 0.46% 3.08% 0.46% 3.08% 154%
(0.50) 8.31 13.73% 819.3 0.46% 3.41% 0.46% 3.41% 157%
(0.25) 7.76 (2.70)% 686.2 0.46% 3.60% 0.46% 3.60% 155%
(0.34) 12.60 (21.83)% 35.1 0.38% 1.17% 0.65% 0.90% 49%
(0.06) 16.53 30.78% 34.5 0.38% 0.98% 0.92% 0.44% 98%
(0.25) 12.70 29.48% 7.5 0.38% 1.21% 2.48% (0.89)% 124%
(1.89) 11.39 (18.97)% 1,262.1 0.62% 1.43% 0.62% 1.43% 62%
(0.65) 16.39 20.71% 1,578.0 0.61% 0.82% 0.61% 0.82% 55%
(1.60) 14.15 15.21% 1,322.0 0.64% 1.02% 0.64% 1.02% 64%
(1.01) 13.98 22.95% 1,183.2 0.64% 1.65% 0.64% 1.65% 76%
(1.03) 12.26 (8.33)% 983.5 0.64% 1.51% 0.64% 1.51% 55%
(0.22) 9.77 (10.37)% 168.3 0.45% 2.17% 0.45% 2.17% 302%
(0.39) 11.15 (1.52)% 208.9 0.44% 1.33% 0.44% 1.33% 326%
(0.17) 11.71 7.22% 240.0 0.44% 1.47% 0.44% 1.47% 252%
(0.24) 11.09 5.86% 183.1 0.46% 2.18% 0.46% 2.18% 354%
(0.26) 10.71 0.18% 179.6 0.45% 2.41% 0.45% 2.41% 388%

Thrivent Series Fund, Inc.
Financial Highlights – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

Per Share Outstanding Throughout Each Period *
Income From Investment Operations
Less Distributions
From
Net Asset
Value,
Beginning of
Period
Net Investment
Income/(Loss)
Net Realized
and Unrealized
Gain/(Loss) on
Investments
(a)
Total from
Investment
Operations
Net
Investment
Income
Net Realized
Gain on
Investments
HIGH YIELD PORTFOLIO
Year Ended 12/31/2022 $ 4.65 $ 0.22 $ (0.68) $ (0.46) $ (0.23) $ –
Year Ended 12/31/2021 4.67 0.21 (0.02) 0.19 (0.21) –
Year Ended 12/31/2020 4.79 0.23 (0.11) 0.12 (0.24) –
Year Ended 12/31/2019 4.43 0.26 0.36 0.62 (0.26) –
Year Ended 12/31/2018 4.86 0.27 (0.43) (0.16) (0.27) –
INCOME PORTFOLIO
Year Ended 12/31/2022 10.76 0.31 (2.00) (1.69) (0.32) (0.30)
Year Ended 12/31/2021 11.44 0.31 (0.37) (0.06) (0.30) (0.32)
Year Ended 12/31/2020 10.60 0.33 0.88 1.21 (0.32) (0.05)
Year Ended 12/31/2019 9.65 0.35 0.95 1.30 (0.35) –
Year Ended 12/31/2018 10.33 0.36 (0.60) (0.24) (0.36) (0.08)
INTERNATIONAL ALLOCATION PORTFOLIO
Year Ended 12/31/2022 11.42 0.21 (2.32) (2.11) (0.26) (0.81)
Year Ended 12/31/2021 10.13 0.20 1.26 1.46 (0.17) –
Year Ended 12/31/2020 10.26 0.16 0.16 0.32 (0.30) (0.15)
Year Ended 12/31/2019 8.79 0.23 1.55 1.78 (0.23) (0.08)
Year Ended 12/31/2018 11.02 0.25 (1.88) (1.63) (0.29) (0.31)
INTERNATIONAL INDEX PORTFOLIO
Year Ended 12/31/2022 13.91 0.29 (2.33) (2.04) (0.31) (0.04)
Year Ended 12/31/2021 12.66 0.28 1.09 1.37 (0.03) (0.09)
Year Ended 12/31/2020
(d)
10.00 0.12 2.80 2.92 (0.14) (0.12)
LARGE CAP GROWTH PORTFOLIO
Year Ended 12/31/2022 60.92 0.09 (20.28) (20.19) – (4.18)
Year Ended 12/31/2021 55.13 (0.03) 12.13 12.10 (0.08) (6.23)
Year Ended 12/31/2020 40.92 0.07 16.99 17.06 (0.15) (2.70)
Year Ended 12/31/2019 34.75 0.15 10.75 10.90 0.00 (4.73)
Year Ended 12/31/2018 35.51 0.15 0.89 1.04 (0.15) (1.65)
LARGE CAP INDEX PORTFOLIO
Year Ended 12/31/2022 64.75 0.79 (12.63) (11.84) (0.68) (0.67)
Year Ended 12/31/2021 51.38 0.71 13.74 14.45 (0.81) (0.27)
Year Ended 12/31/2020 44.32 0.83 7.04 7.87 (0.70) (0.11)
Year Ended 12/31/2019 34.52 0.71 9.94 10.65 (0.63) (0.22)
Year Ended 12/31/2018 36.96 0.63 (2.28) (1.65) (0.55) (0.24)
LARGE CAP VALUE PORTFOLIO
Year Ended 12/31/2022 24.15 0.40 (1.63) (1.23) (0.30) (1.74)
Year Ended 12/31/2021 19.18 0.33 5.71 6.04 (0.27) (0.80)
Year Ended 12/31/2020 19.19 0.30 0.40 0.70 (0.33) (0.38)
Year Ended 12/31/2019 16.42 0.34 3.56 3.90 (0.29) (0.84)
Year Ended 12/31/2018 18.97 0.30 (1.87) (1.57) (0.25) (0.73)
(a)
The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)
Total return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts.
Those charges and expenses reduce the return received by contract holders as compared to the return presented.
(c)
Portfolio turnover rate may include mortgage dollar roll purchase and sale transactions which may increase portfolio turnover rates.  Additional information can be found in the accompanying Notes to Financial Statements.
(d)
Since inception, April 29, 2020.
*
All per share amounts have been rounded to the nearest cent.
**
Computed on an annualized basis for periods less than one year.

Thrivent Series Fund, Inc.
Financial Highlights – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

Ratios/Supplemental Data
Ratio to Average Net
Assets**
Ratio to Average Net
Assets Before Expenses
Waived, Credited or
Acquired Fund Fees and
Expenses**
Total
Distributions
Net Asset Value,
End of Period Total Return
(b)
Net Assets,
End of Period
(in millions) Expenses
Net
Investment
Income/
(Loss) Expenses
Net Investment
Income/(Loss)
*
**
Portfolio
Turnover
Rate
(c)
$ (0.23) $ 3.96 (10.21)% $ 727.6 0.44% 5.32% 0.44% 5.32% 45%
(0.21) 4.65 4.40% 884.3 0.44% 4.56% 0.44% 4.56% 69%
(0.24) 4.67 2.76% 898.5 0.44% 5.22% 0.44% 5.22% 62%
(0.26) 4.79 14.34% 890.1 0.44% 5.54% 0.44% 5.54% 48%
(0.27) 4.43 (3.39)% 796.3 0.44% 5.77% 0.44% 5.77% 36%
(0.62) 8.45 (15.85)% 1,256.9 0.43% 3.42% 0.43% 3.42% 33%
(0.62) 10.76 (0.46)% 1,748.3 0.43% 2.80% 0.43% 2.80% 56%
(0.37) 11.44 11.71% 1,975.0 0.43% 2.99% 0.43% 2.99% 96%
(0.35) 10.60 13.60% 1,665.8 0.43% 3.36% 0.43% 3.36% 101%
(0.44) 9.65 (2.33)% 1,460.4 0.44% 3.66% 0.44% 3.66% 108%
(1.07) 8.24 (18.35)% 1,509.4 0.74% 2.33% 0.74% 2.33% 88%
(0.17) 11.42 14.46% 1,879.5 0.72% 1.67% 0.72% 1.67% 117%
(0.45) 10.13 3.99% 1,823.6 0.74% 1.50% 0.74% 1.50% 113%
(0.31) 10.26 20.48% 1,922.2 0.77% 2.40% 0.77% 2.40% 106%
(0.60) 8.79 (15.39)% 1,622.7 0.86% 2.35% 0.86% 2.35% 75%
(0.35) 11.52 (14.56)% 153.8 0.45% 2.59% 0.45% 2.59% 3%
(0.12) 13.91 10.86% 170.3 0.45% 2.14% 0.45% 2.14% 2%
(0.26) 12.66 29.12% 140.7 0.46% 1.58% 0.48% 1.56% 31%
(4.18) 36.55 (33.64)% 1,751.8 0.43% 0.22% 0.43% 0.22% 63%
(6.31) 60.92 22.97% 2,775.9 0.43% (0.06)% 0.43% (0.06)% 34%
(2.85) 55.13 43.34% 2,439.1 0.43% 0.19% 0.43% 0.19% 60%
(4.73) 40.92 32.90% 1,486.4 0.44% 0.39% 0.44% 0.39% 58%
(1.80) 34.75 2.51% 1,181.8 0.43% 0.38% 0.43% 0.38% 65%
(1.35) 51.56 (18.30)% 1,391.8 0.23% 1.42% 0.23% 1.42% 2%
(1.08) 64.75 28.41% 1,731.4 0.23% 1.20% 0.23% 1.20% 3%
(0.81) 51.38 18.12% 1,383.6 0.23% 1.84% 0.23% 1.84% 4%
(0.85) 44.32 31.15% 1,227.3 0.24% 1.80% 0.24% 1.80% 3%
(0.79) 34.52 (4.61)% 931.4 0.24% 1.73% 0.24% 1.73% 4%
(2.04) 20.88 (4.68)% 2,474.9 0.63% 1.96% 0.63% 1.96% 21%
(1.07) 24.15 32.05% 2,512.1 0.63% 1.55% 0.63% 1.55% 22%
(0.71) 19.18 4.44% 1,839.1 0.63% 1.83% 0.63% 1.83% 34%
(1.13) 19.19 24.39% 1,767.4 0.63% 1.93% 0.63% 1.93% 18%
(0.98) 16.42 (8.69)% 1,427.2 0.63% 1.61% 0.63% 1.61% 23%

Thrivent Series Fund, Inc.
Financial Highlights – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

Per Share Outstanding Throughout Each Period *
Income From Investment Operations
Less Distributions
From
Net Asset
Value,
Beginning of
Period
Net Investment
Income/(Loss)
Net Realized
and Unrealized
Gain/(Loss) on
Investments
(a)
Total from
Investment
Operations
Net
Investment
Income
Net Realized
Gain on
Investments
LIMITED MATURITY BOND PORTFOLIO
Year Ended 12/31/2022 $ 9.98 $ 0.19 $ (0.61) $ (0.42) $ (0.20) $ (0.03)
Year Ended 12/31/2021 10.10 0.16 (0.12) 0.04 (0.16) –
Year Ended 12/31/2020 9.92 0.21 0.18 0.39 (0.21) –
Year Ended 12/31/2019 9.72 0.26 0.20 0.46 (0.26) –
Year Ended 12/31/2018 9.87 0.24 (0.15) 0.09 (0.24) –
LOW VOLATILITY EQUITY PORTFOLIO
Year Ended 12/31/2022 14.97 0.17 (1.78) (1.61) (0.16) (0.82)
Year Ended 12/31/2021 12.82 0.15 2.22 2.37 (0.22) –
Year Ended 12/31/2020 12.84 0.20 0.05 0.25 (0.17) (0.10)
Year Ended 12/31/2019 10.56 0.15 2.28 2.43 (0.13) (0.02)
Year Ended 12/31/2018 10.89 0.15 (0.46) (0.31) 0.00 (0.02)
MID CAP GROWTH PORTFOLIO
Year Ended 12/31/2022 16.51 (0.04) (4.67) (4.71) – (0.10)
Year Ended 12/31/2021 14.82 (0.07) 1.82 1.75 – (0.06)
Year Ended 12/31/2020
(d)
10.00 (0.02) 4.94 4.92 – (0.10)
MID CAP INDEX PORTFOLIO
Year Ended 12/31/2022 24.50 0.27 (3.62) (3.35) (0.24) (1.97)
Year Ended 12/31/2021 20.13 0.24 4.65 4.89 (0.23) (0.29)
Year Ended 12/31/2020 18.57 0.22 2.06 2.28 (0.23) (0.49)
Year Ended 12/31/2019 15.92 0.23 3.76 3.99 (0.22) (1.12)
Year Ended 12/31/2018 18.99 0.22 (2.20) (1.98) (0.20) (0.89)
MID CAP STOCK PORTFOLIO
Year Ended 12/31/2022 27.52 0.08 (5.16) (5.08) (0.08) (4.18)
Year Ended 12/31/2021 22.69 0.07 6.30 6.37 (0.06) (1.48)
Year Ended 12/31/2020 19.46 0.06 3.91 3.97 (0.09) (0.65)
Year Ended 12/31/2019 17.12 0.09 4.20 4.29 (0.12) (1.83)
Year Ended 12/31/2018 20.82 0.12 (2.18) (2.06) (0.07) (1.57)
MID CAP VALUE PORTFOLIO
Year Ended 12/31/2022 16.65 0.16 (1.03) (0.87) – (0.05)
Year Ended 12/31/2021 13.08 0.07 3.96 4.03 (0.07) (0.39)
Year Ended 12/31/2020
(d)
10.00 0.08 3.21 3.29 (0.08) (0.13)
MODERATE ALLOCATION PORTFOLIO
Year Ended 12/31/2022 17.18 0.25 (3.02) (2.77) (0.25) (1.18)
Year Ended 12/31/2021 16.18 0.20 1.80 2.00 (0.26) (0.74)
Year Ended 12/31/2020 15.20 0.26 1.67 1.93 (0.30) (0.65)
Year Ended 12/31/2019 13.66 0.30 2.20 2.50 (0.35) (0.61)
Year Ended 12/31/2018 15.07 0.31 (0.94) (0.63) (0.26) (0.52)
(a)
The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)
Total return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts.
Those charges and expenses reduce the return received by contract holders as compared to the return presented.
(c)
Portfolio turnover rate may include mortgage dollar roll purchase and sale transactions which may increase portfolio turnover rates.  Additional information can be found in the accompanying Notes to Financial Statements.
(d)
Since inception, April 29, 2020.
*
All per share amounts have been rounded to the nearest cent.
**
***
Computed on an annualized basis for periods less than one year.
Total return reflects net increase from payments from affiliates. Excluding this reimbursement, total return would have been (10.71)%.

Thrivent Series Fund, Inc.
Financial Highlights – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

Ratios/Supplemental Data
Ratio to Average Net
Assets**
Ratio to Average Net
Assets Before Expenses
Waived, Credited or
Acquired Fund Fees and
Expenses**
Total
Distributions
Net Asset Value,
End of Period Total Return
(b)
Net Assets,
End of Period
(in millions) Expenses
Net
Investment
Income/
(Loss) Expenses
Net Investment
Income/(Loss)
*
**
Portfolio
Turnover
Rate
(c)
$ (0.23) $ 9.33 (4.18)% $ 803.3 0.44% 1.96% 0.44% 1.96% 37%
(0.16) 9.98 0.27% 1,017.6 0.44% 1.55% 0.44% 1.55% 155%
(0.21) 10.10 4.01% 1,145.0 0.44% 2.09% 0.44% 2.09% 156%
(0.26) 9.92 4.75% 949.2 0.44% 2.60% 0.44% 2.60% 101%
(0.24) 9.72 1.02% 901.2 0.44% 2.45% 0.44% 2.45% 66%
(0.98) 12.38 (10.67)%
***
53.7 0.90% 1.43% 0.93% 1.39% 80%
(0.22) 14.97 18.65% 56.2 0.87% 1.16% 0.94% 1.09% 77%
(0.27) 12.82 2.19% 46.0 0.80% 1.75% 0.97% 1.58% 70%
(0.15) 12.84 23.13% 43.1 0.80% 1.93% 1.16% 1.57% 53%
(0.02) 10.56 (2.90)% 21.9 0.80% 1.76% 1.48% 1.08% 52%
(0.10) 11.70 (28.52)% 55.5 0.85% (0.41)% 1.05% (0.62)% 35%
(0.06) 16.51 11.80% 56.9 0.85% (0.51)% 1.08% (0.74)% 51%
(0.10) 14.82 49.22% 29.7 0.85% (0.53)% 1.93% (1.61)% 39%
(2.21) 18.94 (13.25)% 558.3 0.25% 1.40% 0.25% 1.40% 14%
(0.52) 24.50 24.47% 654.6 0.24% 1.02% 0.24% 1.02% 18%
(0.72) 20.13 13.40% 545.1 0.25% 1.33% 0.25% 1.33% 19%
(1.34) 18.57 25.86% 494.6 0.26% 1.38% 0.26% 1.38% 17%
(1.09) 15.92 (11.28)% 379.4 0.26% 1.29% 0.26% 1.29% 19%
(4.26) 18.18 (17.96)% 2,050.5 0.66% 0.42% 0.66% 0.42% 30%
(1.54) 27.52 28.81% 2,629.7 0.65% 0.26% 0.65% 0.26% 41%
(0.74) 22.69 21.69% 2,260.2 0.66% 0.34% 0.66% 0.34% 44%
(1.95) 19.46 26.16% 1,921.5 0.66% 0.51% 0.66% 0.51% 34%
(1.64) 17.12 (10.96)% 1,550.3 0.67% 0.63% 0.67% 0.63% 31%
(0.05) 15.73 (5.23)% 53.2 0.90% 1.26% 1.09% 1.07% 29%
(0.46) 16.65 30.88% 30.3 0.90% 0.58% 1.42% 0.06% 29%
(0.21) 13.08 32.93% 6.2 0.90% 1.07% 3.42% (1.45)% 53%
(1.43) 12.98 (16.19)% 8,954.1 0.44% 1.66% 0.62% 1.48% 88%
(1.00) 17.18 12.69% 11,664.1 0.43% 1.18% 0.61% 0.99% 106%
(0.95) 16.18 13.57% 11,004.5 0.45% 1.68% 0.62% 1.52% 108%
(0.96) 15.20 18.75% 10,455.4 0.45% 1.95% 0.62% 1.78% 136%
(0.78) 13.66 (4.44)% 9,344.9 0.45% 2.05% 0.62% 1.88% 134%

Thrivent Series Fund, Inc.
Financial Highlights – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

Per Share Outstanding Throughout Each Period *
Income From Investment Operations
Less Distributions
From
Net Asset
Value,
Beginning of
Period
Net Investment
Income/(Loss)
Net Realized
and Unrealized
Gain/(Loss) on
Investments
(a)
Total from
Investment
Operations
Net
Investment
Income
Net Realized
Gain on
Investments
MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2022 $ 19.19 $ 0.21 $ (3.55) $ (3.34) $ (0.21) $ (1.59)
Year Ended 12/31/2021 17.39 0.16 2.62 2.78 (0.23) (0.75)
Year Ended 12/31/2020 16.45 0.22 1.94 2.16 (0.27) (0.95)
Year Ended 12/31/2019 14.50 0.25 2.88 3.13 (0.30) (0.88)
Year Ended 12/31/2018 16.40 0.25 (1.15) (0.90) (0.21) (0.79)
MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2022 14.76 0.29 (2.45) (2.16) (0.28) (0.62)
Year Ended 12/31/2021 14.47 0.23 0.78 1.01 (0.27) (0.45)
Year Ended 12/31/2020 13.86 0.27 1.10 1.37 (0.32) (0.44)
Year Ended 12/31/2019 12.62 0.32 1.56 1.88 (0.35) (0.29)
Year Ended 12/31/2018 13.62 0.33 (0.76) (0.43) (0.28) (0.29)
MONEY MARKET PORTFOLIO
Year Ended 12/31/2022 1.00 0.01 0.00 0.01 (0.01) –
Year Ended 12/31/2021 1.00 0.00 0.00 0.00 – –
Year Ended 12/31/2020 1.00 0.00 0.00 0.00 0.00 –
Year Ended 12/31/2019 1.00 0.02 0.00 0.02 (0.02) –
Year Ended 12/31/2018 1.00 0.01 0.00 0.01 (0.01) –
MULTIDIMENSIONAL INCOME PORTFOLIO
Year Ended 12/31/2022 10.89 0.37 (1.82) (1.45) (0.23) (0.02)
Year Ended 12/31/2021 10.58 0.18 0.43 0.61 (0.30) –
Year Ended 12/31/2020 10.00 0.37 0.21 0.58 – –
Year Ended 12/31/2019 9.03 0.35 1.02 1.37 (0.36) –
Year Ended 12/31/2018 10.08 0.44 (0.98) (0.54) (0.46) (0.03)
OPPORTUNITY INCOME PLUS PORTFOLIO
Year Ended 12/31/2022 10.08 0.36 (1.41) (1.05) (0.37) –
Year Ended 12/31/2021 10.20 0.30 (0.12) 0.18 (0.30) –
Year Ended 12/31/2020 10.10 0.33 0.10 0.43 (0.33) –
Year Ended 12/31/2019 9.69 0.40 0.41 0.81 (0.40) –
Year Ended 12/31/2018 10.20 0.40 (0.50) (0.10) (0.41) –
PARTNER EMERGING MARKETS EQUITY PORTFOLIO
Year Ended 12/31/2022 17.09 0.10 (4.52) (4.42) (0.11) (0.17)
Year Ended 12/31/2021 17.97 0.14 (0.99) (0.85) (0.03) –
Year Ended 12/31/2020 14.47 0.05 3.76 3.81 (0.31) –
Year Ended 12/31/2019 12.13 0.29 2.15 2.44 (0.10) –
Year Ended 12/31/2018 14.44 0.11 (2.25) (2.14) (0.17) –
(a)
The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)
Total return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts.
Those charges and expenses reduce the return received by contract holders as compared to the return presented.
(c)
Portfolio turnover rate may include mortgage dollar roll purchase and sale transactions which may increase portfolio turnover rates.  Additional information can be found in the accompanying Notes to Financial Statements.
*
All per share amounts have been rounded to the nearest cent.
**
Computed on an annualized basis for periods less than one year.

Thrivent Series Fund, Inc.
Financial Highlights – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

Ratios/Supplemental Data
Ratio to Average Net
Assets**
Ratio to Average Net
Assets Before Expenses
Waived, Credited or
Acquired Fund Fees and
Expenses**
Return of
Capital Total
Net Asset Value,
End of Period Total Return
(b)
Net Assets,
End of Period
(in millions) Expenses
Net
Investment
Income/
(Loss) Expenses
Net
Investment
Income/
(Loss)
*
**
Portfolio
Turnover
Rate
(c)
$ – $ (1.80) $ 14.05 (17.41)% $ 6,211.5 0.46% 1.34% 0.68% 1.11% 61%
– (0.98) 19.19 16.35% 7,946.0 0.45% 0.86% 0.67% 0.64% 74%
– (1.22) 17.39 14.41% 7,176.7 0.48% 1.37% 0.68% 1.17% 77%
– (1.18) 16.45 22.11% 6,746.2 0.47% 1.57% 0.68% 1.37% 93%
– (1.00) 14.50 (5.90)% 5,799.2 0.46% 1.58% 0.68% 1.36% 91%
– (0.90) 11.70 (14.73)% 4,362.8 0.45% 2.15% 0.59% 2.01% 128%
– (0.72) 14.76 7.20% 5,693.3 0.45% 1.53% 0.58% 1.39% 148%
– (0.76) 14.47 10.34% 5,656.5 0.46% 1.93% 0.59% 1.80% 149%
– (0.64) 13.86 15.18% 5,313.3 0.46% 2.31% 0.59% 2.18% 179%
– (0.57) 12.62 (3.30)% 4,813.2 0.46% 2.44% 0.59% 2.31% 180%
– (0.01) 1.00 1.36% 339.2 0.32% 1.52% 0.32% 1.52% N/A
– – 1.00 0.00% 235.0 0.09% 0.00% 0.42% (0.33)% N/A
– 0.00 1.00 0.29% 312.3 0.29% 0.23% 0.42% 0.10% N/A
– (0.02) 1.00 1.83% 199.1 0.45% 1.81% 0.45% 1.81% N/A
– (0.01) 1.00 1.48% 178.0 0.46% 1.47% 0.46% 1.47% N/A
– (0.25) 9.19 (13.34)% 56.3 0.80% 4.13% 0.86% 4.06% 57%
– (0.30) 10.89 5.77% 57.6 0.87% 3.39% 0.98% 3.28% 43%
– – 10.58 5.85% 28.0 0.95% 3.96% 1.21% 3.70% 63%
(0.04) (0.40) 10.00 15.09% 25.9 0.95% 3.99% 1.42% 3.52% 106%
(0.02) (0.51) 9.03 (5.38)% 18.0 0.95% 4.29% 1.41% 3.83% 103%
– (0.37) 8.66 (10.49)% 184.4 0.64% 3.96% 0.64% 3.96% 160%
– (0.30) 10.08 1.80% 235.3 0.61% 2.91% 0.61% 2.91% 223%
– (0.33) 10.20 4.38% 238.2 0.61% 3.32% 0.61% 3.32% 171%
– (0.40) 10.10 8.53% 221.2 0.63% 3.99% 0.63% 3.99% 195%
– (0.41) 9.69 (1.03)% 172.8 0.63% 4.05% 0.63% 4.05% 186%
– (0.28) 12.39 (25.91)% 67.6 1.20% 0.71% 1.29% 0.61% 31%
– (0.03) 17.09 (4.73)% 97.1 1.20% 0.73% 1.20% 0.73% 33%
– (0.31) 17.97 27.19% 103.3 1.20% 0.29% 1.25% 0.24% 29%
– (0.10) 14.47 20.15% 92.4 1.20% 2.03% 1.32% 1.91% 21%
– (0.17) 12.13 (14.88)% 83.8 1.23% 0.89% 1.28% 0.83% 19%

Thrivent Series Fund, Inc.
Financial Highlights – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

Per Share Outstanding Throughout Each Period *
Income From Investment Operations
Less Distributions
From
Net Asset
Value,
Beginning of
Period
Net Investment
Income/(Loss)
Net Realized
and Unrealized
Gain/(Loss) on
Investments
(a)
Total from
Investment
Operations
Net
Investment
Income
Net Realized
Gain on
Investments
PARTNER HEALTHCARE PORTFOLIO
Year Ended 12/31/2022 $ 30.19 $ 0.13 $ (1.96) $ (1.83) $ (0.07) $ (2.95)
Year Ended 12/31/2021 28.23 0.07 3.46 3.53 (0.09) (1.48)
Year Ended 12/31/2020 24.05 0.07 4.41 4.48 (0.11) (0.19)
Year Ended 12/31/2019 19.19 0.09 4.86 4.95 (0.09) 0.00
Year Ended 12/31/2018 17.88 0.09 1.40 1.49 (0.18) –
REAL ESTATE SECURITIES PORTFOLIO
Year Ended 12/31/2022 36.42 0.56 (9.80) (9.24) (0.35) (0.67)
Year Ended 12/31/2021 25.98 0.36 10.51 10.87 (0.43) –
Year Ended 12/31/2020 28.03 0.43 (1.98) (1.55) (0.50) –
Year Ended 12/31/2019 22.39 0.51 5.71 6.22 (0.58) –
Year Ended 12/31/2018 24.20 0.59 (1.84) (1.25) (0.48) (0.08)
SMALL CAP GROWTH PORTFOLIO
Year Ended 12/31/2022 19.79 (0.05) (4.54) (4.59) – (1.24)
Year Ended 12/31/2021 18.14 (0.10) 2.25 2.15 – (0.50)
Year Ended 12/31/2020 11.68 (0.04) 6.50 6.46 – –
Year Ended 12/31/2019 9.09 (0.03) 2.62 2.59 – –
Year Ended 12/31/2018
(d)
10.00 (0.01) (0.88) (0.89) – (0.02)
SMALL CAP INDEX PORTFOLIO
Year Ended 12/31/2022 24.12 0.22 (4.16) (3.94) (0.25) (1.75)
Year Ended 12/31/2021 19.36 0.25 4.87 5.12 (0.19) (0.17)
Year Ended 12/31/2020 18.49 0.18 1.56 1.74 (0.19) (0.68)
Year Ended 12/31/2019 16.54 0.19 3.34 3.53 (0.19) (1.39)
Year Ended 12/31/2018 19.20 0.20 (1.65) (1.45) (0.19) (1.02)
SMALL CAP STOCK PORTFOLIO
Year Ended 12/31/2022 25.14 0.16 (2.92) (2.76) (0.07) (4.05)
Year Ended 12/31/2021 20.93 0.08 5.06 5.14 (0.19) (0.74)
Year Ended 12/31/2020 19.50 0.09 3.42 3.51 (0.12) (1.96)
Year Ended 12/31/2019 17.35 0.12 4.47 4.59 (0.08) (2.36)
Year Ended 12/31/2018 21.01 0.09 (1.94) (1.85) (0.09) (1.72)
(a)
The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)
Total return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts.
Those charges and expenses reduce the return received by contract holders as compared to the return presented.
(c)
Portfolio turnover rate may include mortgage dollar roll purchase and sale transactions which may increase portfolio turnover rates.  Additional information can be found in the accompanying Notes to Financial Statements.
(d)
Since inception, April 27, 2018.
*
All per share amounts have been rounded to the nearest cent.
**
Computed on an annualized basis for periods less than one year.

Thrivent Series Fund, Inc.
Financial Highlights – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

Ratios/Supplemental Data
Ratio to Average Net
Assets**
Ratio to Average Net
Assets Before Expenses
Waived, Credited or
Acquired Fund Fees and
Expenses**
Total
Distributions
Net Asset Value,
End of Period Total Return
(b)
Net Assets,
End of Period
(in millions) Expenses
Net
Investment
Income/
(Loss) Expenses
Net Investment
Income/(Loss)
*
**
Portfolio
Turnover
Rate
(c)
$ (3.02) $ 25.34 (5.54)% $ 290.9 0.84% 0.50% 0.89% 0.45% 38%
(1.57) 30.19 12.77% 320.1 0.84% 0.26% 0.89% 0.21% 48%
(0.30) 28.23 18.80% 284.5 0.86% 0.28% 0.91% 0.23% 23%
(0.09) 24.05 25.85% 245.2 0.87% 0.40% 0.93% 0.34% 44%
(0.18) 19.19 8.32% 204.3 0.87% 0.45% 0.93% 0.39% 33%
(1.02) 26.16 (25.60)% 161.4 0.85% 1.79% 0.85% 1.79% 13%
(0.43) 36.42 42.11% 231.4 0.84% 1.10% 0.84% 1.10% 17%
(0.50) 25.98 (5.35)% 170.6 0.85% 1.60% 0.85% 1.60% 16%
(0.58) 28.03 27.94% 198.3 0.85% 1.86% 0.85% 1.86% 23%
(0.56) 22.39 (5.30)% 159.9 0.85% 2.37% 0.85% 2.37% 35%
(1.24) 13.96 (22.91)% 92.7 0.94% (0.41)% 0.99% (0.46)% 47%
(0.50) 19.79 11.94% 104.2 0.94% (0.58)% 0.97% (0.61)% 49%
– 18.14 55.38% 70.8 0.95% (0.43)% 1.22% (0.70)% 53%
– 11.68 28.41% 22.2 0.97% (0.34)% 1.72% (1.09)% 51%
(0.02) 9.09 (8.87)% 10.3 0.97% (0.32)% 2.96% (2.31)% 27%
(2.00) 18.18 (16.30)% 908.9 0.24% 1.29% 0.24% 1.29% 27%
(0.36) 24.12 26.50% 894.3 0.24% 1.07% 0.24% 1.07% 23%
(0.87) 19.36 11.11% 729.7 0.25% 1.24% 0.25% 1.24% 26%
(1.58) 18.49 22.49% 640.5 0.25% 1.22% 0.25% 1.22% 30%
(1.21) 16.54 (8.65)% 484.2 0.25% 1.13% 0.25% 1.13% 23%
(4.12) 18.26 (10.46)% 865.3 0.70% 0.73% 0.70% 0.73% 44%
(0.93) 25.14 24.77% 954.3 0.70% 0.32% 0.70% 0.32% 43%
(2.08) 20.93 22.69% 755.3 0.71% 0.58% 0.71% 0.58% 69%
(2.44) 19.50 27.77% 636.0 0.72% 0.68% 0.72% 0.68% 53%
(1.81) 17.35 (10.13)% 510.9 0.71% 0.40% 0.71% 0.40% 58%

Additional Information
(unaudited)
Proxy Voting
The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are attached to the
Fund’s Statement of Additional Information, which you can review at ThriventPortfolios.com. You may request a free copy of the Statement of Additional Information by calling 800-847-4836. In addition, you may review the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by visiting the Variable Annuity Reference Center, the Variable
Universal Life Reference Center, or the Thrivent AdvisorFlex Variable Annuity Reference Center at Thrivent.com or sec.gov where it is filed on form N-PX.
Quarterly Schedule of Investments
Through April 2019, the Fund filed its Schedule of Investments on Form N-Q with the SEC for the first and third quarters of each fiscal year. Since April 2019, the Fund no longer files Form N-Q and files Form N-PORT with the SEC. Part F of each Portfolio’s N-PORT filing for the first and third fiscal quarters will include the complete schedule of investments, which were previously filed on Form N-Q. Thrivent
Money Market Portfolio is not included as part of Form N-PORT. The Fund’s most recent Schedule of Investments can be found at SEC.
gov.
Board Approval of Advisory Agreement and Subadvisory Agreements
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of directors. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the directors who are not parties to the agreement or “interested persons” (as defined in the 1940 Act)
of a party to the agreement at a meeting of the board called for the purpose of voting on such approval.
At its meeting on November 15-16, 2022 (the “Meeting”), the Board of Directors (the “Board”) of the Thrivent Series Fund, Inc. (the
“Fund”), including the directors who are not parties to the agreement or “interested persons” as defined in the 1940 Act (the “Independent
Directors”), considered and voted unanimously to renew the existing advisory agreement (the “Advisory Agreement”), as amended, between the Fund and Thrivent Financial for Lutherans (the “Adviser”) for each series of the Fund (each, a “Portfolio”). The Board, including the Independent Directors, also unanimously approved a subadvisory agreement for each of the Thrivent Partner Healthcare
Portfolio, Thrivent International Allocation Portfolio and Thrivent Emerging Markets Equity Portfolio (each a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”) for which BlackRock Investment Management, LLC, Goldman Sachs Asset Management,
L.P. and Aberdeen Asset Manager Limited, respectively, is an investment subadviser (each, a “Subadviser”).
The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:
1. The nature, extent, and quality of the services provided by the Advisory Organizations;
2. The performance of each Portfolio;
3. The advisory fee and net operating expense ratio of each Portfolio compared to a peer group;
4. The cost of services provided and profit realized by the Adviser;
5. The extent to which economies of scale may be realized as the Portfolios grow;
6. Whether fee levels reflect these economies of scale for the benefit of the Portfolios’ shareholders;
7. Other benefits realized by the Advisory Organizations and their affiliates from their relationship with the Fund; and
8. Any other factors that the Board deemed relevant to its consideration.
The Contracts Committee of the Board (consisting of all of the Independent Directors) met on five occasions from May 17 to November
16, 2022 to consider information relevant to the annual contract renewal process furnished by the Adviser and Subadvisers in advance of the meetings. The Board had the opportunity to ask questions and request further information in connection with its consideration.

Additional Information
(unaudited)
The Independent Directors also retained the services of Management Practice Inc. (“MPI”) as an independent consultant to assist in the compilation, organization, and evaluation of relevant information. This information included Portfolio-by-Portfolio statistical comparisons of the advisory fees, other fees, net operating expenses and performance of each of the Portfolios in comparison to peer groups of comparable funds; performance volatility based on standard deviation; information with respect to services provided to the Portfolios and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; asset and flow trends for the Portfolios; and estimates of the cost of services and profit realized by the Adviser and its affiliates that provide services to the Portfolios.
The Board received information from the Adviser regarding the personnel providing services to the Portfolios, including investment management, compliance and administrative personnel. The Board also received monthly reports from the Adviser’s investment management staff with respect to the performance of the Portfolios. In addition to its review of the information presented to the Board during the annual contract renewal process, the Board also considered information obtained from management throughout the course of the year. The Board also reviewed information from MPI, including Portfolio-by-Portfolio analyses and independent assessment of information relating to the Portfolios and the Advisory Agreement and Subadvisory Agreements.
The Subadvisers provided information to the Board in response to requests for information submitted on behalf of the Independent
Directors to facilitate the Board’s evaluation of the terms of the Subadvisory Agreements. The Board also noted that the Subadvisers’
responses were reviewed by individuals representing various functional areas of, or supporting, the Adviser.
The Board received information from the Adviser regarding a proposal to terminate the Subadvisory Agreements as of April 30, 2023, and transition to the Adviser the day-to-day management of the Thrivent Partner Healthcare Portfolio, Thrivent International Allocation
Portfolio and Thrivent Emerging Markets Equity Portfolio.
The Independent Directors were represented by independent counsel throughout the review process and during executive sessions without management present to consider the reapproval of the Advisory Agreement and Subadvisory Agreements for the Portfolios. As
noted above, the Independent Directors were assisted throughout the process by an independent consultant, MPI. Each Independent
Director relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented to them. The Contracts Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor. In addition, each Director may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.
Nature, Extent and Quality of Services
At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Portfolios by the Adviser, administrator and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Portfolios. During the annual contract renewal process, the
Board considered the specific services provided under the Advisory Agreement and Subadvisory Agreements. The Board considered information relating to the investment experience and qualifications of the portfolio managers of the Adviser and Subadvisers overseeing investments for the Portfolios.
The Board received reports and presentations at each of its quarterly meetings from the Adviser’s senior investment team about each of the Portfolios.  These reports and presentations gave the Board the opportunity to evaluate the abilities of the portfolio managers and other investment professionals and the quality of services they provide to the Portfolios. The Adviser reviewed with the Board the services provided by the Adviser and Subadvisers and the Adviser’s oversight of each Subadviser.  The Independent Directors also met, including in executive session, with and received periodic reports from the Fund’s Chief Compliance Officer, the Fund’s independent accounting firm, and representatives from the internal audit department of the Adviser (Business Risk Management).  The Board noted that the Chief
Compliance Officer met regularly between quarterly meetings with the Chair of the Ethics and Compliance Committee and the Chairs of
other Committees communicated with Adviser representatives between quarterly meetings.
The Board considered the depth and quality of the Adviser’s oversight of each Subadviser. In addition, the Board noted the broad functions that the Adviser performed in support of the subadvised Portfolios and its use of the Subadvisers, including, among other things, allocation of assets among various sleeves, management of portfolio cash and short-term investments, expense management and payment of fees, and investment performance and compliance monitoring. The Board noted that investment management staff of the Adviser and the Fund’s Chief Compliance Officer conduct oversight meetings with each Subadviser, follow through with additional

Additional Information
(unaudited)
inquiry on any questions or concerns that arise during the meeting and then report the results of the meeting to the Board or one of its committees. The Board also noted that, as part of its oversight practice, the Adviser requires each Subadviser to respond to a variety of compliance checklists and certifications to ensure its ongoing compliance with policies. The Board noted that the Adviser requires each Subadviser to complete an annual questionnaire addressing a range of compliance topics. The Board noted that the Adviser has dedicated personnel responsible for daily monitoring of each Subadviser’s activities.
The Board considered the adequacy of the Advisory Organizations’ resources used to provide services to the Fund pursuant to the
Advisory Agreement and Subadvisory Agreements. The Adviser reviewed with the Board the Adviser’s process for overseeing the portfolio management teams of each Portfolio. In addition, the Adviser reviewed with the Board the Adviser’s continued investments in technology and personnel, including hiring additional personnel in the portfolio management, research, analysis and trading areas.
The Adviser discussed with the Board steps taken to continue to strengthen its compliance program. The Adviser discussed with the
Board the operations of the Adviser, the Subadvisers and other service providers to the Portfolios during the hybrid working environment and responses to volatile market conditions. The Board viewed these actions as a positive factor in reapproving the existing Advisory
Agreement, as they demonstrated the Adviser’s commitment to provide the Portfolios with quality service and competitive investment performance.
The Board considered and approved the Adviser’s proposal to transition to the Adviser the day-to-day management of the Thrivent
Partner Healthcare Portfolio, Thrivent International Allocation Portfolio and Thrivent Emerging Markets Equity Portfolio. The Board
considered that renewal of the Subadvisory Agreements would facilitate the transition to the Adviser as of the planned transition date of
April 30, 2023.
The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Portfolios by the Adviser and, as applicable, by the Subadvisers supported renewal of the Advisory Agreement and
Subadvisory Agreements.
Performance of the Portfolios
In connection with each of its regular quarterly meetings, the Board received information on the performance of each Portfolio, including net performance, relative performance rankings within each Portfolio’s Morningstar peer group, Morningstar ratings, comparisons to benchmark index returns, and risk metrics. At each quarterly Board meeting, members of the Adviser’s senior investment team reviewed with the Board information on the economic and market environment and risk management.
The Board considered investment performance for each Portfolio, to the extent applicable, over the one-, three-, five-, and ten-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record. Although the Board conducted its review on a Portfolio-by-Portfolio basis, it noted that 67% of the Portfolios ranked better than median in their respective category for the three-year period ended June 30, 2022.
The Board also considered risk metrics, including standard deviations of return. The Board concluded that the performance of each individual Portfolio was either satisfactory or that the Adviser had taken appropriate actions in an effort to improve performance.
Advisory Fees and Portfolio Expenses
The Board reviewed information prepared by MPI comparing each Portfolio’s advisory fee with the advisory fee of a peer group selected by MPI based on similar investment objective and size. The Board noted that the majority of the Portfolios’ advisory fees were near or below the medians of their peer groups. Although the Board conducted its review on a Portfolio-by-Portfolio basis, it noted that the average ranking of the Portfolios’ advisory fees was 30% (on a scale of 1-99%, with 1% being the lowest fee).
The Board reviewed information prepared by MPI comparing each Portfolio’s overall expense ratio with the expense ratio of its peer group. The Board considered the fee waivers and expense limitations which are reviewed by the Board and the Adviser on an annual basis. Although the Board conducted its review on a Portfolio-by-Portfolio basis, the Portfolios had an average ranking of 23% compared to their respective category (on a scale of 1-99%, with 1% being the lowest fee). The Board considered factors that contributed to the
Portfolios’ rankings, including that some Portfolios had lower levels of assets compared to its peer group.
The Board reviewed information comparing each Portfolio’s advisory fee and overall expense ratio with the fee and expense information for the relevant Morningstar peer universe.

Additional Information
(unaudited)
The Board reviewed information relating to the fee paid by the Adviser to each Subadviser and the difference between that fee and the fee paid by each subadvised Portfolio. The Board reviewed information regarding fees charged by the Subadvisers to other funds and accounts with similar strategies. The Board also considered a proposed fee reduction and expense limitation reduction in connection with the proposed termination of the Subadvisory Agreement for the Thrivent Emerging Markets Equity Portfolio.
On the basis of its review, the Board concluded that the advisory fees charged under the Advisory Agreement and Subadvisory
Agreements were reasonable.
Cost of Services and Profitability
The Board considered the Adviser’s estimates of its profitability, which included allocations by the Adviser of its costs in providing advisory services to the Portfolios. The internal audit department of the Adviser (Business Risk Management) conducted a review of such allocations, and a department representative reported to the Board the department’s views regarding the reasonableness and consistency of these allocations. The Board also received a report from an independent accountant confirming certain calculations. The
Board considered the profitability of the Adviser both overall and on a Portfolio-by-Portfolio basis. The Board also considered the expense reimbursements and waivers in effect and the estimated impact on Adviser profitability of the proposal to transition to the Adviser the day-
to-day management of the Thrivent Partner Healthcare Portfolio, Thrivent International Allocation Portfolio and Thrivent Emerging Markets
Equity Portfolio. Based on its review of the data prepared by MPI and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Portfolios.
With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Board did not consider profitability information with respect to the Subadvisers, which are not affiliated with the Adviser. The Board considered that the Subadvisory Agreements had been negotiated on an arm’s-length basis between the Adviser and each Subadviser, and that each Subadviser’s profitability from its relationship with a subadvised Portfolio was not a material factor in determining whether to renew the Subadvisory Agreements.
Economies of Scale and Breakpoints
The Board considered information regarding the extent to which economies of scale may be realized as a Portfolio’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Adviser explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by the Adviser related to advisory fees, breakpoints in the advisory fee rates and fee waivers provided by the Adviser. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Portfolio’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers and expense limitations by the Adviser, and/or a lower overall fee.
Other Benefits to the Adviser, Subadvisers and their Affiliates
The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an enhanced reputation as an investment adviser which may help in attracting other clients and investment personnel, the engagement of affiliates as service providers to the Portfolios, and fees collected by affiliates for services provided to
Portfolio contractholders. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers. The Board also considered the research received by the Adviser generated from soft dollar commissions for portfolio trading.
In addition, the Board considered the potential benefits, other than subadvisory fees, that each Subadviser and its affiliates may receive because of its relationships with the subadvised Portfolios, including the potential increased ability to use affiliated brokers or soft dollar commissions consistent with Fund policies and other benefits from increases in assets under management. The Board concluded that benefits that may accrue to each Subadviser and its affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Portfolio.

Additional Information
(unaudited)
Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements, and the Board, including all of the Independent Directors voting separately, approved the Advisory
Agreement and the Subadvisory Agreements.

Board of Directors and Officers
The following table provides information about the Directors and Officers of the Fund. The Board is responsible for the management and supervision of the Funds’ business affairs and for exercising all powers except those reserved to the shareholders. Each Director oversees each of the 32 series of the Fund that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans ("Thrivent") and separate accounts of insurance companies not affiliated with Thrivent. Each Director also serves as:
Trustee of Thrivent Mutual Funds, a registered investment company consisting of 25 funds, which offers Class A and Class S shares.
Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one fund that serves as a cash collateral fund for a securities lending program sponsored by Thrivent.
Trustee of Thrivent Core Funds, a registered investment company consisting of six funds that are established solely for investment by
Thrivent entities.
Trustee of Thrivent ETF Trust, a registered investment company consisting of one fund that is an exchange-traded fund.
David Royal and Michael Kremenak also serve as Trustees of Thrivent Church Loan and Income Fund, a closed-end registered investment company for which the Adivser serves as investment adviser. None of the other Directors serves on the board of the Thrivent Church Loan and
Income Fund.
The Statement of Additional Information includes additional information about the Directors and is available, without charge, by calling 800-
847-4836.
Interested Directors
(1) (2) (3) (4)
Name
(Year of Birth)
Year Elected
Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies
During the Past Five Years
David S. Royal
(1971)
2015
Chief Financial Officer, Thrivent since 2022; Executive Vice President, Chief Investment Officer, Thrivent
since 2017; President, Mutual Funds since 2015; Vice President, Thrivent from 2015 to 2017. Director of
Thrivent Trust Company; Advisory Board Member of Twin Bridge Capital Partners.
Michael W. Kremenak
(1978)
2021
Senior Vice President and Head of Mutual Funds, Thrivent since 2020; Vice President, Thrivent from 2015 to 2020.
Independent Directors
(2) (3) (4) (5)
Name
(Year of Birth)
Year Elected
Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies
During the Past Five Years
Janice B. Case
(1952)
2011
Retired. Independent Trustee of North American Electric Reliability Corporation from 2008 to 2020.
Robert J. Chersi
(1961)
2017
Founder of Chersi Services LLC (consulting firm) since 2014. Director and member of the Audit and Risk
Oversight Committees of E*TRADE Financial Corporation and Director of E*TRADE Bank from 2019 to
2020; Lead Independent Director since 2019 and Director and Audit Committee Chair at BrightSphere
Investment Group plc since 2016.
Arleas Upton Kea
(1957)
2022
Deputy to the Chairman for External Affairs, FDIC in 2021; Chief Operating Officer and Deputy to the
Chairman, FDIC from 2018 to 2021; Director, Administration, FDIC from 1999 to 2018. Board of Directors,
Combined Federal Campaign of the National Capital Area since 2021; Board of Directors, University of
Texas Alumni Association since 2021; Board of Directors, University of Texas Law School Foundation since
2021.
Paul R. Laubscher
(1956)
2009
Portfolio Manager for U.S. private real estate and equity and global public equity portfolios, hedge funds and currency of IBM Retirement Funds from 1997 to 2022.
Robert J. Manilla
(1962)
2022
Vice President and Chief Investment Officer, The Kresge Foundation since 2007. Board Member of
Bedrock Manufacturing Company since 2014; Board Member of Sustainable Insight Capital Management
LLC from 2013 to 2022; Board Member of Venture Michigan Fund from 2016 to 2020; Board Member of
McGowan Charitable fund from 2012 to 2019.
James A. Nussle
(1960)
2011
President and Chief Executive Officer of Credit Union National Association since September 2014; Director of Portfolio Recovery Associates (PRAA) since 2010; CEO of The Nussle Group LLC (consulting firm) since
2009.

Board of Directors and Officers
James W. Runcie
(1963)
2022
Co-Founder and CEO of Partnership for Education Advancement since 2017. Board Member of Follett
Higher Education since 2022; Director and Audit Committee Chair of Class Acceleration Corporation since
2021; Board Member of ECMC Group since 2021.
Constance L. Souders
(1950)
2007
Retired.

Board of Directors and Officers
Executive Officers
(2) (4)
Name (Year of Birth)
Position Held With Fund Principal Occupation(s) During the Past Five Years
David S. Royal (1971)
Director, President and Chief Investment Officer
Chief Financial Officer, Thrivent since 2022; Executive Vice President, Chief
Investment Officer, Thrivent since 2017; President, Mutual Funds since 2015; Vice
President, Thrivent from 2015 to 2017.
Michael W. Kremenak (1978)
Director and Senior Vice President
Senior Vice President and Head of Mutual Funds, Thrivent since 2020; Vice
President, Thrivent from 2015 to 2020.
Sarah L. Bergstrom (1977)
Treasurer and Principal Accounting
Vice President, Chief Accounting Officer/Treasurer - Mutual Funds, Thrivent since
2022; Head of Mutual Fund Accounting, Thrivent from 2017 to 2022; Director,
Fund Accounting Administration, Thrivent from 2007 to 2017.
Edward S. Dryden (1965)
Chief Compliance Officer
Vice President, Chief Compliance Officer – Thrivent Funds, Thrivent since 2018;
Director, Chief Compliance Officer – Thrivent Funds, Thrivent from 2010 to 2018.
John D. Jackson (1977)
Secretary and Chief Legal Officer
Senior Counsel, Thrivent since 2017; Associate General Counsel, RBC Global
Asset Management (US) Inc. from 2011 to 2017.
Kathleen M. Koelling (1977)
Privacy Officer
(6)
Vice President, Deputy General Counsel, Thrivent since 2018; Privacy Officer,
Thrivent since 2011; Anti-Money Laundering Officer, Thrivent from 2011 to 2019;
Vice President, Managing Counsel, Thrivent from 2016 to 2018.
Sharon K. Minta (1973)
Anti-Money Laundering Officer
(6)
Director, Compliance and Anti-Money Laundering Officer of the Financial Crimes
Unit, Thrivent since 2019; Compliance Manager of the Financial Crimes Unit,
Thrivent from 2014 to 2019.
Troy A. Beaver (1967)
Vice President
Vice President, Mutual Funds Marketing & Distribution, Thrivent since 2015.
Monica L. Kleve (1969)
Vice President
Vice President, Investment Operations, Thrivent since 2019; Director, Investments
Systems and Solutions, Thrivent from 2002 to 2019.
Andrew R. Kellogg (1972)
Vice President
(7)
Director of Strategic Partnerships, Thrivent since 2021; Director, Client Relations,
SS&C/DST Systems, Inc. from 2016 to 2021.
Jill M. Forte (1974)
Assistant Secretary
Senior Counsel, Thrivent since 2017; Counsel, Thrivent from 2015 to 2017.
Richard L. Ramczyk (1976)
Assistant Treasurer
(6)
Director, Fund Accounting and Valuation, Thrivent since 2022; Manager, Mutual
Fund Accounting Operations, Thrivent from 2011 to 2022.
(1)
“Interested person” of the Fund as defined in the 1940 Act by virtue of a position with Thrivent. Mr. Royal and Mr. Kremenak are considered interested persons because of their principal occupations with Thrivent.
(2)
Each Director generally serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the Board until their successors are duly appointed and qualified.
(3)
Each Director, other than Mr. Royal and Mr. Kremenak, oversees 65 portfolios. Mr. Royal and Mr. Kremenak oversee 66 portfolios.
(4)
The address for each Director and Officer unless otherwise noted is 901 Marquette Avenue, Suite 2500, Minneapolis, MN
55402-3211.
(5)
The Directors, other than Mr. Royal and Mr. Kremenak, are not “interested persons” of the Fund and are referred to as
“Independent Directors.”
(6)
The address for this Officer is 4321 North Ballard Road, Appleton, WI 54913.
(7)
The address for this Officer is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.

23572AR R2-23
4321 N. Ballard Rd.
Appleton, WI 54919-0001
The distributor for Thrivent Series Fund, Inc. is Thrivent Distributors, LLC, a registered broker-dealer, member of FINRA/SIPC and subsidiary of Thrivent, the marketing name for Thrivent Financial for Lutherans.
A better way to deliver documents
Thrivent Series Fund, Inc. annual and semi-annual shareholder reports are made available on thriventportfolios.
com, and we will notify you by mail each time a report is posted. You may also manage your delivery preferences and sign up for email notifications of reports by enrolling at thrivent.com/gopaperless.
If you purchased shares through Thrivent:
If you wish to receive paper copies of a shareholder report for Thrivent Series Fund, Inc. in the future, you may write to us at 4321 North Ballard Road, Appleton, WI 54919-0001. We will begin to send paper copies of shareholder reports within 30 days of when we receive your request. Reports are also available by visiting thriventportfolios.com.
If you purchased shares from a firm other than Thrivent:
For paperless delivery or to receive paper copies of a shareholder report for Thrivent Series Fund, Inc. in the future, contact your financial professional. Reports are also available by visiting thriventportfolios.com.